UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-05742

BlackRock FundsSM

(Exact name of registrant as specified in charter)

100 Bellevue Parkway

Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Brian Kindelan, Esq.

BlackRock Advisors, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end:  September 30, 2005

Date of reporting period:  September 30, 2005

Item 1. Reports to Stockholders.

The Registrant’s annual report to shareholders is as follows:

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Equity Portfolios

Annual Report
September 30, 2005

[GRAPHIC APPEARS HERE]

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE                                                      BlackRock

                                 BlackRock Funds

                                EQUITY PORTFOLIOS

*Investment Trust        *Mid-Cap Growth Equity        *Global Resources
*Large Cap Value Equity  *Aurora                       *All-Cap Global Resources
*Large Cap Growth Equity *Small/Mid-Cap Growth         *Health Sciences
*Dividend AchieversTM    *Small Cap Value Equity       *U.S. Opportunities
*Legacy                  *Small Cap Core Equity        *International
*Mid-Cap Value Equity    *Small Cap Growth Equity       Opportunities
                         *Global Science & Technology  *Asset Allocation
                          Opportunities                *Index Equity

Shareholder Letter ........................................................... 1
Portfolio Summaries
     Investment Trust ...................................................... 2-3
     Large Cap Value Equity ................................................ 4-5
     Large Cap Growth Equity ............................................... 6-7
     Dividend Achievers(TM) ................................................ 8-9
     Legacy .............................................................. 10-11
     Mid-Cap Value Equity ................................................ 12-13
     Mid-Cap Growth Equity ............................................... 14-15
     Aurora .............................................................. 16-17
     Small/Mid-Cap Growth ................................................ 18-19
     Small Cap Value Equity .............................................. 20-21
     Small Cap Core Equity ............................................... 22-23
     Small Cap Growth Equity ............................................. 24-25
     Global Science & Technology Opportunities ........................... 26-27
     Global Resources .................................................... 28-29
     All-Cap Global Resources ............................................ 30-31
     Health Sciences ..................................................... 32-33
     U.S. Opportunities .................................................. 34-35
     International Opportunities ......................................... 36-37
     Asset Allocation .................................................... 38-39
     Index Equity ........................................................ 40-41
     Note on Performance Information ..................................... 42-43
Statements of Net Assets and/or Statements of Assets and Liabilities .... 44-132
Portfolio Financial Statements
     Statements of Operations .......................................... 134-137
     Statements of Changes in Net Assets ............................... 138-145
     Financial Highlights .............................................. 146-171
Notes to Financial Statements .......................................... 172-212
Report of Independent Registered Public Accounting Firm ................ 213-214
Fund Management 215-219 Additional Information ............................. 221
DFA Investment Trust Company Annual Report.............................. 223-254

                     PRIVACY PRINCIPLES OF BLACKROCK FUNDS

BlackRock Funds is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock Funds collects, how we protect that information, and why in certain cases we may share such information with select other parties.

BlackRock Funds does not receive any nonpublic personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record owners of BlackRock Funds, BlackRock Funds receives nonpublic personal information on account applications or other forms.
With respect to these shareholders, BlackRock Funds also has access to specific information regarding their transactions in BlackRock Funds. BlackRock Funds does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders' accounts (for example, to a transfer agent).

BlackRock Funds restricts access to nonpublic personal information about its shareholders to BlackRock employees with a legitimate business need for the information. BlackRock Funds maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

                                 BlackRock Funds

September 30, 2005

Dear Shareholder:

     We are pleased to present the Annual Report of the BlackRock Funds' Equity
Portfolios for the year ended September 30, 2005. On January 31, 2005, the State
Street Research Funds reorganized into BlackRock Funds and we at BlackRock would like to welcome the former State Street Research Funds shareholders and our new shareholders to the BlackRock Funds Family.

     The Annual Report includes important information on each Portfolio:

..    Portfolio Summary - discusses recent portfolio management activity and highlights total returns.

..    Fund Profile - displays characteristics of each Portfolio's holdings as of
     September 30, 2005.

..    Expense Example - discusses costs in a shareholder account and provides information for a shareholder to estimate his or her expenses by share class and to compare expenses of each share class to other funds.

..    Statement of Net Assets and/or Statement of Assets and Liabilities - lists portfolio holdings and includes each holding's market value and par amount/number of shares as of September 30, 2005. The Statement of Net
     Assets also contains the net asset value for each share class of a
     Portfolio. The net asset value for each share class may be found in the
     Statement of Assets and Liabilities.

..    Statement of Operations - displays the components of each Portfolio's investment income and provides a detailed look at each Portfolio's expenses. The Statement of Operations also lists the aggregate change in value of a Portfolio's securities due to market fluctuations and security sales.

..    Statements of Changes in Net Assets - compares Portfolio information from the prior period to the current period. Specifically, it details shareholder distributions by share class, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

..    Financial Highlights - include each Portfolio's expense ratios, net asset values, total returns, distributions per share, and turnover ratios for the last five years or since inception.

..    Notes to Financial Statements - provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.

..    Fund Management Table - lists information regarding BlackRock Funds'
     Trustees and Officers.

     In addition to these items, a summary of shareholder privileges is listed on the inside back cover of the report. Shareholders can find information on this page describing how to access account balances, recent transactions, and share prices. It also includes a summary of the Fund's various investment plans.

     At BlackRock, we maintain an unwavering commitment to placing our clients first and we value the trust you have placed in us. We hope you find the report informative, and we thank you for making BlackRock part of your investment strategy. Should you have questions concerning this report, please contact your financial advisor or contact us at 1-800-441-7762 or visit us at
www.blackrock.com/funds.

Sincerely,

[GRAPHIC APPEARS HERE]

Anne Ackerley
Managing Director
BlackRock Advisors,Inc.

                                                                               1

                           Investment Trust Portfolio

Total Net Assets (9/30/05): $1.3 billion

Performance Benchmark:

     S&P 500(R) Index

Investment Approach:

     Seeks long-term capital appreciation. The Portfolio normally invests at least 80% of its assets in equity securities. The portfolio management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500(R) Index and about 300 other large and medium capitalization companies. Using a multi-factor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the portfolio management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio's return per unit of risk. The Portfolio seeks to maintain market capitalization, sector allocations and style characteristics similar to the S&P 500(R) Index.

Recent Portfolio Management Activity:

     .    On January 31, 2005, BlackRock, Inc., the parent of BlackRock
Advisors, Inc. (BAI), acquired SSRM Holdings, Inc., the parent of State Street
Research & Management Company (SSRM), the investment adviser to the State Street
Research mutual funds. In connection with the transaction, the BlackRock Select
Equity Portfolio reorganized with the State Street Research Large Cap Analyst and Investment Trust Funds (the SSR Funds) and was renamed the BlackRock
Investment Trust Portfolio (the Portfolio). The SSR Funds transferred substantially all of their assets and liabilities to the Portfolio in exchange for shares of the Portfolio, which were then distributed to the SSR Fund shareholders.

     .    The Institutional, Service and Investor A share classes outperformed the benchmark for the annual period. The Investor B and C share classes underperformed the benchmark for the annual period.

     .    The equity market, as measured by the S&P 500(R) Index, was up a solid 12.25% with the bulk of the returns coming from the fourth calendar quarter of 2004.  While large capitalization stocks returns were solid, small capitalization stocks outperformed large by almost 6% over the annual period continuing a trend seen over the last few years.  Within large capitalization stocks, value stocks outperformed growth stocks - the Russell 1000 Value Index was up 16.7% while the Russell 1000 Growth Index was up 11.6% - consistent with the trend of the past five years.  Over the past three years, large capitalization value stocks have outperformed large capitalization growth stocks by 5.74% on an annualized basis.

     .    From a sector perspective, the returns were dominated by the energy and utilities sectors, which returned 46% and 34%, respectively. The increasing demand for oil (particularly in China and India) coupled with the loss of supply infrastructure - due in significant part to the hurricane destruction in the
Gulf of Mexico - led to the dramatic surge in oil and gasoline prices, which dominated investor concern. The technology sector was up in line with the broad market while most other sectors posted slightly positive returns.

     .    The multi-factor model was slightly predictive over the course of the annual period with particular strength early in the period. The model was flat for the third calendar quarter of 2005 as investors seem to be focused on broader macroeconomic issues such as the impact of hurricanes in the Gulf region, as well as the direction of oil prices and interest rates. The valuation factors were strong early on and faded in the third calendar quarter of 2005. Earnings expectation factors gained predictive power over the course of the third calendar quarter of 2005. The most predictive factors for the year included the estimate momentum, earnings revision and forecast earnings to price.  The weakest factors included forecast estimate dispersion and return on equity.

     .    From a sector relative perspective, the consumer cyclical, basic materials, and energy sectors were the best performing sectors leading to the
Portfolio's outperformance.  Our positions in Nordstrom in the consumer cyclical sector, Consol Energy in the basic materials sector and Valero Energy in the energy sector were the primary drivers of performance.  The technology sector underperformed for the annual period due to our lack of exposure to select poorly ranked names, which outperformed our highly-ranked technology holdings.

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTMENT TRUST
           PORTFOLIO AND THE S&P 500(R) INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                 Institutional    Investor A    S&P 500(R) Index
                 -------------    ----------    ----------------
09/30/1995            $ 10,000      $  9,429            $ 10,000
12/31/1995              10,598         9,973              10,602
03/31/1996              11,136        10,469              11,171
06/30/1996              11,647        10,937              11,673
09/30/1996              11,984        11,242              12,033
12/31/1996              13,111        12,296              13,036
03/31/1997              13,457        12,607              13,386
06/30/1997              15,810        14,787              15,723
09/30/1997              17,077        15,957              16,901
12/31/1997              17,236        16,088              17,386
03/31/1998              19,614        18,290              19,811
06/30/1998              20,046        18,673              20,465
09/30/1998              17,772        16,535              18,429
12/31/1998              21,479        19,956              22,354
03/31/1999              22,435        20,837              23,468
06/30/1999              24,159        22,407              25,122
09/30/1999              22,565        20,907              23,554
12/31/1999              25,940        24,005              27,058
03/31/2000              26,363        24,385              27,679
06/30/2000              25,236        23,309              26,944
09/30/2000              24,402        22,504              26,683
12/31/2000              22,093        20,339              24,595
03/31/2001              18,514        17,023              21,679
06/30/2001              19,286        17,710              22,948
09/30/2001              15,791        14,495              19,580
12/31/2001              17,377        15,921              21,672
03/31/2002              16,703        15,299              21,732
06/30/2002              14,191        12,978              18,820
09/30/2002              11,931        10,904              15,569
12/31/2002              12,848        11,717              16,882
03/31/2003              12,450        11,351              16,351
06/30/2003              14,253        12,973              18,868
09/30/2003              14,651        13,313              19,367
12/31/2003              16,425        14,903              21,725
03/31/2004              17,100        15,509              22,093
06/30/2004              17,272        15,640              22,473
09/30/2004              17,157        15,522              22,053
12/31/2004              18,819        16,994              24,089
03/31/2005              18,472        16,664              23,572
06/30/2005              18,790        16,942              23,894
09/30/2005              19,340        17,430              24,756

                      For period ending September 30, 2005

                           Average Annual Total Return
                                     1 Year     3 Year     5 Year    10 Year
                                     ------     ------     ------    -------
Institutional Class                   12.72%     17.47%     (4.54)%     6.82%
Service Class                         12.41%     17.14%     (4.83)%     6.50%
Investor A Class (Load Adjusted)       5.83%     14.65%     (6.10)%     5.71%
Investor A Class (NAV)                12.30%     16.93%     (4.98)%     6.34%
Investor B Class (Load Adjusted)       6.92%     15.21%     (6.00)%     5.58%
Investor B Class (NAV)                11.42%     16.08%     (5.68)%     5.58%
Investor C Class (Load Adjusted)      10.49%     16.10%     (5.66)%     5.58%
Investor C Class (NAV)                11.49%     16.10%     (5.66)%     5.58%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 9/13/93; Service Shares, 9/15/93;
Investor A Shares, 10/13/93; Investor B Shares, 3/27/96; and Investor C Shares,
9/27/96. See "Note on Performance Information" on page 42 for further information on how performance data was calculated,including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

2

                           Investment Trust Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
General Electric Co.                      3.5%
Microsoft Corp.                           3.2
Exxon Mobil Corp.                         2.9
Intel Corp.                               2.5
Pfizer, Inc.                              2.4
Bank of America Corp.                     2.2
ConocoPhillips                            2.0
International Business Machines Corp.     1.8
Citigroup, Inc.                           1.8
Altria Group, Inc.                        1.6
                                         ----
     Total                               23.9%
                                         ====

Top Ten Industries (% of long-term investments)
Oil & Gas                                10.2%
Manufacturing                             9.3
Banks                                     8.9
Computer Software & Services              6.3
Pharmaceuticals                           5.5
Insurance                                 5.5
Retail Merchandising                      4.9
Finance                                   4.5
Computer & Office Equipment               4.4
Telecommunications                        4.3
                                         ----
     Total                               63.8%
                                         ====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/05)                   1,047.00        1,046.10        1,046.00        1,041.40        1,042.20
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)            4.16            5.69            5.95            9.77            9.78

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/05)                   1,020.89        1,019.37        1,019.11        1,015.30        1,015.30
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)             4.11            5.63            5.89            9.70            9.70

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.81%, 1.11%, 1.16%, 1.91%, and 1.91% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                               3

                        Large Cap Value Equity Portfolio

Total Net Assets (9/30/05): $361.1 million

Performance Benchmark:

     Russell 1000 Value Index

Investment Approach:

     Seeks long-term capital appreciation with a secondary objective of current income by investing at least 80% of its net assets in equity securities issued by U.S. large capitalization value companies (defined as those with market capitalizations equal to those within the universe of Russell 1000 Value Index stocks). The portfolio management team uses quantitative techniques to analyze a universe of approximately 800 value companies. The management team uses a multi-factor model, which identifies the key factors that drive the performance of value stocks. Using this multi-factor model, the management team identifies stocks with low relative valuations and improving earnings expectations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the
Portfolio's return per unit of risk. The Portfolio seeks to maintain market capitalization, sector allocations and style characteristics similar to those of the Russell 1000 Value Index.

Recent Portfolio Management Activity:

     .    On January 31, 2005, BlackRock, Inc., the parent of BlackRock
Advisors, Inc. (BAI), acquired SSRM Holdings, Inc., the parent of State Street
Research & Management Company (SSRM), the investment adviser to the State Street
Research mutual funds. In connection with the transaction, the BlackRock Large
Cap Value Equity Portfolio (the Portfolio) reorganized with the State Street
Research Large Cap Value Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the Portfolio in exchange for shares of the Portfolio, which were then distributed to the SSR Fund shareholders.

     .    The Institutional share class outperformed the benchmark for the annual period. The Service, Investor A, B and C share classes underperformed the benchmark for the annual period.

     .    The equity market, as measured by the S&P 500(R) Index, was up a solid 12.25% with the bulk of the returns coming from the fourth calendar quarter of 2004. While large capitalization stocks returns were solid, small capitalization stocks outperformed large by almost 6% over the annual period continuing a trend seen over the last few years. Within large capitalization stocks, value stocks outperformed growth stocks - the Russell 1000 Value Index was up 16.7% while the Russell 1000 Growth Index was up 11.6% - consistent with the trend of past five years. Over the past three years, large capitalization value stocks have outperformed large capitalization growth stocks by 5.74% on an annualized basis.

     .    From a sector perspective, the returns were dominated by the energy and utilities sectors, which returned 46% and 34%, respectively. The increasing demand for oil (particularly in China and India) coupled with the loss of supply infrastructure - due in significant part to the hurricane destruction in the
Gulf of Mexico - led to the dramatic surge in oil and gasoline prices, which dominated investor concern. The technology sector was up in line with the broad market while most other sectors posted slightly positive returns.

     .    The multi-factor model was slightly predictive over the course of the annual period with particular strength early in the period. The model was flat for the third calendar quarter of 2005 as investors seem to be focused on broader macroeconomic issues such as the impact of hurricanes in the Gulf region, as well as the direction of oil prices and interest rates. The valuation factors were strong early on in the year, but faded in the third calendar quarter of 2005. Fortunately, the strength of the price momentum factor offset the weakness of the valuation factors. Earnings expectation factors gained predictive power over the course of the third calendar quarter of 2005. The most predictive factors for the annual period included price momentum, estimate momentum, earnings revision and forecast earnings to price. The weakest factors included forecast estimate dispersion, return on equity and earnings surprise.

     .    From a sector relative perspective, the utilities, basic materials, and energy sectors were the best performing sectors leading to the Portfolio's outperformance. Our positions in TXU Corp in the utilities sector, Consol Energy in the basic materials sector and Valero Energy in the energy sector were the primary drivers of performance. The health sector underperformed for the annual period due to our positions in select large pharmaceutical companies that are highly-ranked by the model.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP VALUE
    EQUITY PORTFOLIO AND THE RUSSELL 1000 VALUE INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                 Institutional    Investor A     Russell 1000 Value Index
                 -------------    ----------     ------------------------
09/30/1995            $ 10,000      $  9,425                     $ 10,000
12/31/1995              10,705        10,077                       10,664
03/31/1996              11,312        10,637                       11,267
06/30/1996              11,700        10,995                       11,461
09/30/1996              12,101        11,359                       11,795
12/31/1996              13,295        12,476                       12,971
03/31/1997              13,517        12,662                       13,304
06/30/1997              15,371        14,376                       15,265
09/30/1997              16,658        15,563                       16,785
12/31/1997              17,103        15,971                       17,535
03/31/1998              19,251        17,948                       19,579
06/30/1998              18,962        17,660                       19,666
09/30/1998              16,280        15,154                       17,388
12/31/1998              18,896        17,563                       20,275
03/31/1999              19,111        17,745                       20,566
06/30/1999              21,292        19,741                       22,885
09/30/1999              18,784        17,404                       20,644
12/31/1999              19,584        18,139                       21,767
03/31/2000              19,296        17,840                       21,871
06/30/2000              18,407        16,998                       20,846
09/30/2000              19,956        18,398                       22,485
12/31/2000              21,537        19,847                       23,294
03/31/2001              20,274        18,643                       21,930
06/30/2001              20,865        19,179                       23,001
09/30/2001              18,315        16,809                       20,482
12/31/2001              19,433        17,812                       21,992
03/31/2002              19,347        17,716                       22,892
06/30/2002              16,203        14,816                       20,942
09/30/2002              13,295        12,154                       17,011
12/31/2002              14,778        13,478                       18,579
03/31/2003              13,979        12,735                       17,675
06/30/2003              16,244        14,795                       20,728
09/30/2003              16,476        14,988                       21,156
12/31/2003              18,586        16,873                       24,158
03/31/2004              19,395        17,589                       24,890
06/30/2004              19,456        17,623                       25,109
09/30/2004              19,716        17,865                       25,497
12/31/2004              21,677        19,609                       28,143
03/31/2005              21,776        19,682                       28,168
06/30/2005              22,138        19,990                       28,640
09/30/2005              23,026        20,772                       29,752

                      For period ending September 30, 2005

                           Average Annual Total Return
                                     1 Year     3 Year     5 Year     10 Year
                                     ------     ------     ------     -------
Institutional Class                   16.79%     20.09%      2.90%       8.70%
Service Class                         16.45%     19.73%      2.60%       8.38%
Investor A Class (Load Adjusted)       9.55%     17.22%      1.25%       7.58%
Investor A Class (NAV)                16.27%     19.56%      2.46%       8.22%
Investor B Class (Load Adjusted)      10.88%     17.84%      1.31%       7.42%
Investor B Class (NAV)                15.38%     18.68%      1.67%       7.42%
Investor C Class (Load Adjusted)      14.37%     18.68%      1.69%       7.43%
Investor C Class (NAV)                15.37%     18.68%      1.69%       7.43%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 4/20/92; Investor A Shares,
5/2/92; Service Shares, 7/29/93; Investor B Shares, 1/18/96; and Investor C
Shares, 8/16/96. See "Note on Performance Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

4

                        Large Cap Value Equity Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Exxon Mobil Corp.                         5.3%
Bank of America Corp.                     4.1
Citigroup, Inc.                           3.7
Pfizer, Inc.                              3.2
ConocoPhillips                            2.9
Wachovia Corp.                            2.2
SBC Communications, Inc.                  2.1
General Electric Co.                      1.9
ChevronTexaco Corp.                       1.8
PPL Corp.                                 1.7
                                         ----
     Total                               28.9%
                                         ====

Top Ten Industries (% of long-term investments)
Banks                                    16.9%
Oil & Gas                                15.9
Insurance                                 7.1
Energy & Utilities                        6.9
Telecommunications                        6.1
Pharmaceuticals                           5.4
Finance                                   5.1
Manufacturing                             5.1
Real Estate                               4.1
Entertainment & Leisure                   4.1
                                         ----
     Total                               76.7%
                                         ====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00   $   1,000.00     $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,057.40       1,055.60         1,055.30        1,051.50      1,051.40
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               4.07           5.62             6.13           10.08          9.98

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,020.99        1,019.47        1,018.96        1,015.05      1,015.15
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               4.01            5.53            6.04            9.95          9.85

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.79%, 1.09%, 1.19%, 1.96%, and 1.94% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                               5

                        Large Cap Growth Equity Portfolio

Total Net Assets (9/30/05): $56.1 million

Performance Benchmark:

     Russell 1000 Growth Index

Investment Approach:

     Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities issued by U.S. large capitalization growth companies (defined as those with market capitalizations equal to those within the universe of Russell 1000 Growth Index stocks). The portfolio management team uses quantitative techniques to analyze a universe of approximately 700 growth companies. The management team uses a multi-factor model, which identifies the key factors that drive the performance of growth stocks.  Using this multi-factor model, the management team identifies stocks with rising earnings expectations that sell at attractive relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio's return per unit of risk. The Portfolio seeks to maintain market capitalization, sector allocations and style characteristics similar to those of the Russell 1000
Growth Index.

Recent Portfolio Management Activity:

     .    All share classes outperformed the benchmark for the annual period.

     .    The equity market, as measured by the S&P 500 Index, was up a solid
12.25% with the bulk of the returns coming from the fourth calendar quarter of
2004.  While large capitalization stocks returns were solid, small capitalization stocks outperformed large by almost 6% over the annual period continuing a trend seen over the last few years.  Within large capitalization stocks, value stocks outperformed growth stocks - the Russell 1000 Value Index was up 16.7% while the Russell 1000 Growth Index was up 11.6% - consistent with the trend of the past five years.  Over the past three years, large capitalization value stocks have outperformed large capitalization growth stocks by 5.74% on an annualized basis.

     .    From a sector perspective, the returns were dominated by the energy and utilities sectors, which returned 46% and 34%, respectively. The increasing demand for oil (particularly in China and India) coupled with the loss of supply infrastructure - due in significant part to the hurricane destruction in the
Gulf of Mexico - led to the dramatic surge in oil and gasoline prices, which dominated investor concern. The technology sector was up in line with the broad market while most other sectors posted slightly positive returns.

     .    The multi-factor model was predictive over the course of the year with particular strength early in the period. The model was flat for the third quarter of 2005 as investors seem to be focused on broader macroeconomic issues such as the impact of hurricanes in the Gulf region, as well as the direction of oil prices and interest rates. The valuation factors were strong early on in the year, but faded in the third calendar quarter of 2005. Fortunately, the strength of the price momentum factor offset the weakness of the valuation factors.
Earnings expectation factors gained predictive power over the course of the third calendar quarter of 2005. The most predictive factors for the year included price momentum, estimate momentum, earnings revision and book to price.
The weakest factors included forecast estimate dispersion and earnings surprise.

     .    From a sector relative perspective, the technology, consumer cyclical, and consumer services sectors were the best performing sectors leading to the
Portfolio's outperformance. Our positions in highly-ranked LSI Logic,
Activision, Nordstrom, and Darden Restaurants were some of the key holdings that drove performance. The commercial services sector underperformed for the annual period as some of our highly-ranked holdings did not keep pace with their sector peers.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP GROWTH
   EQUITY PORTFOLIO AND THE RUSSELL 1000 GROWTH INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                 Institutional    Investor A     Russell 1000 Growth Index
                 -------------    ----------     -------------------------
09/30/1995            $ 10,000      $  9,428                      $ 10,000
12/31/1995              10,252         9,658                        10,455
03/31/1996              10,901        10,262                        11,017
06/30/1996              11,542        10,851                        11,718
09/30/1996              11,867        11,142                        12,140
12/31/1996              12,339        11,568                        12,873
03/31/1997              12,261        11,490                        12,942
06/30/1997              14,585        13,655                        15,390
09/30/1997              15,866        14,839                        16,546
12/31/1997              15,845        14,796                        16,798
03/31/1998              18,514        17,262                        19,343
06/30/1998              19,687        18,340                        20,221
09/30/1998              17,732        16,495                        18,384
12/31/1998              22,391        20,811                        23,300
03/31/1999              24,157        22,422                        24,781
06/30/1999              24,604        22,820                        25,734
09/30/1999              24,019        22,253                        24,792
12/31/1999              30,564        28,301                        31,025
03/31/2000              32,356        29,908                        33,236
06/30/2000              31,311        28,930                        32,339
09/30/2000              29,519        27,217                        30,600
12/31/2000              22,810        21,003                        24,068
03/31/2001              16,556        15,228                        19,038
06/30/2001              17,276        15,864                        20,641
09/30/2001              13,112        12,037                        16,634
12/31/2001              14,913        13,673                        19,153
03/31/2002              14,510        13,281                        18,657
06/30/2002              11,628        10,644                        15,173
09/30/2002               9,668         8,831                        12,890
12/31/2002              10,317         9,413                        13,812
03/31/2003              10,173         9,264                        13,665
06/30/2003              11,398        10,373                        15,620
09/30/2003              11,787        10,711                        16,231
12/31/2003              12,954        11,766                        17,921
03/31/2004              13,271        12,037                        18,062
06/30/2004              13,444        12,172                        18,412
09/30/2004              12,853        11,631                        17,450
12/31/2004              14,106        12,753                        19,050
03/31/2005              13,660        12,334                        18,272
06/30/2005              14,164        12,780                        18,722
09/30/2005              14,539        13,105                        19,473

                      For period ending September 30, 2005

                           Average Annual Total Return
                                     1 Year     3 Year     5 Year     10 Year
                                     ------     ------     ------     -------
Institutional Class                   13.12%     14.57%    (13.21)%      3.81%
Service Class                         12.84%     14.24%    (13.48)%      3.50%
Investor A Class (Load Adjusted)       6.25%     11.82%    (14.62)%      2.74%
Investor A Class (NAV)                12.67%     14.06%    (13.60)%      3.35%
Investor B Class (Load Adjusted)       7.37%     12.27%    (14.54)%      2.59%
Investor B Class (NAV)                11.87%     13.19%    (14.24)%      2.59%
Investor C Class (Load Adjusted)      10.76%     13.23%    (14.25)%      2.57%
Investor C Class (NAV)                11.76%     13.23%    (14.25)%      2.57%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 11/1/89; Investor A Shares,
3/14/92; Service Shares, 7/29/93; Investor B Shares, 1/24/96; and Investor C
Shares, 1/24/97. See "Note on Performance Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

6

                        Large Cap Growth Equity Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
General Electric Co.                      5.4%
Microsoft Corp.                           4.1
Johnson & Johnson                         3.5
Intel Corp.                               3.1
International Business Machines Corp.     2.5
The Procter & Gamble Co.                  2.5
Cisco Systems, Inc.                       2.0
Amgen, Inc.                               2.0
PepsiCo, Inc.                             1.9
The Home Depot, Inc.                      1.7
                                         ----
     Total                               28.7%
                                         ====

Top Ten Industries (% of long-term investments)
Manufacturing                            12.9%
Computer Software & Services              9.7
Retail Merchandising                      8.5
Medical Instruments & Supplies            7.2
Computer & Office Equipment               7.2
Medical & Medical Services                5.7
Electronics                               5.6
Pharmaceuticals                           4.4
Soaps & Cosmetics                         3.8
Entertainment & Leisure                   3.3
                                         ----
     Total                               68.3%
                                         ====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,064.30        1,062.60        1,062.50        1,058.50      1,057.40
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               4.24            5.79            6.31           10.17         10.16

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/05)                     1,020.84        1,019.31        1,018.81      1,015.00        1,015.00
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               4.16            5.69            6.19         10.00           10.00

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.82%, 1.12%, 1.22%, 1.97%, and 1.97% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                               7

                        Dividend Achievers(TM) Portfolio

Total Net Assets (9/30/05): $33.1 million

Performance Benchmark:

     Russell 1000 Value Index

Investment Approach:

     Seeks to provide total return through a combination of current income and capital appreciation by investing primarily in U.S. large-capitalization stocks with long-term consistent dividend history. The Portfolio invests at least 80%
of its assets in common stocks included in the universe of common stocks which
Mergent(R), a recognized provider of financial information, has identified as
Dividend Achievers(TM). To qualify for the Dividend Achievers(TM) universe, an issuer must have raised its annual regular cash dividend on a pre-tax basis for at least each of the last ten consecutive years. These issuers are also subject to additional screening criteria applied by Mergent(R) such as liquidity. The
Portfolio will be constructed from a broad universe of stocks that the fund management team believes to be value stocks and all stocks in the Dividend
Achievers(TM) universe. The portfolio management team screens these issuers utilizing BlackRock's proprietary Quantitative Equity Model, which uses earnings momentum and valuation factors to rank stocks within a sector and industry based upon their expected return, to continuously evaluate fund holdings. The
Portfolio will be constructed with consideration of the characteristics of the
Russell 1000 Value Index, such as style, sector, industry, capitalization and volatility. The Portfolio may invest up to 20% of its assets in common stocks of issuers that are not included in the Dividend Achievers(TM) universe, and in fixed income securities when, in the opinion of the portfolio management team, it is advantageous for the Portfolio to do so.

Recent Portfolio Management Activity:

     .    All share classes underperformed the benchmark for the annual period.

     .    The equity market, as measured by the S&P 500 Index, was up a solid
12.25% with the bulk of the returns coming from the fourth calendar quarter of
2004.  While large capitalization stocks returns were solid, small capitalization stocks outperformed large by almost 6% over the annual period continuing a trend seen over the last few years.  Within large capitalization stocks, value stocks outperformed growth stocks - the Russell 1000 Value Index was up 16.7% while the Russell 1000 Growth Index was up 11.6% - consistent with the trend of past five years.  Over the past three years, large capitalization value stocks have outperformed large capitalization growth stocks by 5.74% on an annualized basis.

     .    From a sector perspective, the returns were dominated by the energy and utilities sectors, which returned 46% and 34%, respectively. The increasing demand for oil (particularly in China and India) coupled with the loss of supply infrastructure - due in significant part to the hurricane destruction in the
Gulf of Mexico - led to the dramatic surge in oil and gasoline prices, which dominated investor concern. The technology sector was up in line with the broad market while most other sectors posted slightly positive returns.

     .    The Portfolio's stock selection is based on three criteria. During the annual period, two of the criteria created headwinds for the Portfolio while the third criteria proved modestly helpful. As the Portfolio is committed to maintaining at least 80% of the Portfolio in Dividend Achievers(TM) stocks, the performance of these stocks is a key determinant to the overall performance of the Portfolio. For the annual period, Mergent's Dividend Achievers(TM) universe of stocks underperformed the Russell 1000 Value Index by 10.4% creating significant pressure. Secondly, stocks in the value universe with little or no dividend yield significantly outperformed those with high yields creating additional performance challenges. The last criteria in stock selection is the
Quantitative Equity Model. The model was slightly positive over the course of the annual period with particular strength early in the period. The model was flat for the third calendar quarter of 2005 as investors seem to be focused on broader macroeconomic issues such as the impact of hurricanes in the Gulf region, as well as the direction of oil prices and interest rates. The valuation factors were strong early on in the annual period, but faded in the third calendar quarter of 2005. Fortunately, the strength of the price momentum factor offset the weakness of the valuation factors. Earnings expectation factors gained predictive power over the course of the third calendar quarter of 2005.
The most predictive factors for the year included price momentum, estimate momentum, earnings revision and forecast earnings to price. The weakest factors included forecast estimate dispersion, return on equity and earnings surprise.

     .    From a sector relative perspective, the energy, technology and health sectors were the sectors with weakest performance. The lack of exposure to several large non-Dividend Achievers(TM) stocks led to weakness in the energy and technology sectors. In the health care sector, our positions in select large pharmaceutical companies, which are highly-ranked, high-yielding Dividend
Achievers(TM) stocks, led to poor relative performance.

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DIVIDEND
    ACHIEVERS(TM) PORTFOLIO AND THE RUSSELL 1000 VALUE INDEX FROM INCEPTION.

                                  [LINE CHART]

                 Institutional    Investor A     Russell 1000 Growth Index
                 -------------    ----------     -------------------------
09/30/1995            $ 10,000       $ 9,428                      $ 10,000
12/31/1995              10,252         9,658                        10,455
03/31/1996              10,901        10,262                        11,017
06/30/1996              11,542        10,851                        11,718
09/30/1996              11,867        11,142                        12,140
12/31/1996              12,339        11,568                        12,873
03/31/1997              12,261        11,490                        12,942
06/30/1997              14,585        13,655                        15,390
09/30/1997              15,866        14,839                        16,546
12/31/1997              15,845        14,796                        16,798
03/31/1998              18,514        17,262                        19,343
06/30/1998              19,687        18,340                        20,221
09/30/1998              17,732        16,495                        18,384
12/31/1998              22,391        20,811                        23,300
03/31/1999              24,157        22,422                        24,781
06/30/1999              24,604        22,820                        25,734
09/30/1999              24,019        22,253                        24,792
12/31/1999              30,564        28,301                        31,025
03/31/2000              32,356        29,908                        33,236
06/30/2000              31,311        28,930                        32,339
09/30/2000              29,519        27,217                        30,600
12/31/2000              22,810        21,003                        24,068
03/31/2001              16,556        15,228                        19,038
06/30/2001              17,276        15,864                        20,641
09/30/2001              13,112        12,037                        16,634
12/31/2001              14,913        13,673                        19,153
03/31/2002              14,510        13,281                        18,657
06/30/2002              11,628        10,644                        15,173
09/30/2002               9,668         8,831                        12,890
12/31/2002              10,317         9,413                        13,812
03/31/2003              10,173         9,264                        13,665
06/30/2003              11,398        10,373                        15,620
09/30/2003              11,787        10,711                        16,231
12/31/2003              12,954        11,766                        17,921
03/31/2004              13,271        12,037                        18,062
06/30/2004              13,444        12,172                        18,412
09/30/2004              12,853        11,631                        17,450
12/31/2004              14,106        12,753                        19,050
03/31/2005              13,660        12,334                        18,272
06/30/2005              14,164        12,780                        18,722
09/30/2005              14,539        13,105                        19,473

                      For period ending September 30, 2005

                           Average Annual Total Return
                                      1 Year   From Inception
                                      ------   --------------
Institutional Class                     9.83%            8.83%
Service Class                           9.32%            8.35%
Investor A Class (Load Adjusted)        3.18%            2.63%
Investor A Class (NAV)                  9.50%            8.52%
Investor B Class (Load Adjusted)        4.37%            4.18%
Investor B Class (NAV)                  8.87%            7.94%
Investor C Class (Load Adjusted)        7.72%            7.80%
Investor C Class (NAV)                  8.72%            7.80%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio on 9/8/04.
See "Note on Performance Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

8

                        Dividend Achievers(TM) Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Exxon Mobil Corp.                         5.7%
Bank of America Corp.                     4.3
ChevronTexaco Corp.                       4.2
Pfizer, Inc.                              3.8
Citigroup, Inc.                           3.5
Altria Group, Inc.                        2.5
ConocoPhillips                            2.5
General Electric Co.                      2.3
SBC Communications, Inc.                  2.3
McDonald's Corp.                          1.9
                                         ----
     Total                               33.0%
                                         ====

Top Ten Industries (% of long-term investments)
Banks                                    16.3%
Oil & Gas                                16.2
Manufacturing                             6.8
Insurance                                 6.7
Finance                                   6.4
Pharmaceuticals                           6.3
Energy & Utilities                        5.8
Telecommunications                        5.8
Real Estate                               4.7
Tobacco                                   3.0
                                         ----
     Total                               78.0%
                                         ====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,036.90        1,035.50        1,035.00        1,030.80      1,030.70
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               4.60            6.12            6.58           10.39         10.33

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,020.43        1,018.86        1,018.45        1,014.64      1,014.69
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               4.57            6.14            6.55           10.36         10.31

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.90%, 1.20%, 1.29%, 2.04%, and 2.03% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                               9

                                Legacy Portfolio

Total Net Assets (9/30/05): $278.6 million

Performance Benchmark:

     Russell 1000 Growth Index

Investment Approach:

     Seeks to provide long-term growth of capital by normally investing at least
65% of its net assets in common and preferred stock and securities convertible into common and preferred stocks of mid- and large-capitalization companies. The
Portfolio seeks to invest in fundamentally sound companies with strong management, superior earnings growth prospects and attractive valuations. The disciplined investment process uses a bottom-up stock selection approach as the primary driver of returns. The Portfolio emphasizes large companies that exhibit stable growth and accelerated earnings.

Recent Portfolio Management Activity:

     .    On January 31, 2005, BlackRock, Inc., the parent of BlackRock
Advisors, Inc. (BAI), acquired SSRM Holdings, Inc., the parent of State Street
Research & Management Company (SSRM), the investment adviser to the State Street
Research mutual funds. In connection with the transaction, the BlackRock Legacy
Portfolio (the Portfolio) reorganized with the State Street Research Legacy Fund
(the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the Portfolio in exchange for shares of the Portfolio, which were then distributed to the SSR Fund shareholders. For periods prior to January 31,
2005, the performance information shown reflects the performance of the SSR
Fund, which had substantially similar investment goals and strategies as the
Portfolio.

     .    All share classes outperformed the benchmark for the annual period.

     .    Equity markets rallied in the final quarter of 2004, but have provided mixed results thus far in 2005. Investors continue to exhibit caution, as worries over oil prices, interest rates and economic growth remain in the spotlight. Nevertheless, the S&P 500(R) Index managed to produce double digit gains, rising 12.25% over the annual period. Within the Portfolio's benchmark, the Russell 1000 Growth Index, all major sectors posted positive returns.
However, the energy sector was the primary driver of total return as energy prices climbed significantly. Other sector leaders included health care and utilities.

     .    The Portfolio benefited from strong stock selection across several sectors including the energy, financials and materials sectors. Stock selection decisions in the consumer staples, industrials and information technology ("IT")
sectors created a drag on return comparisons. Additionally, our overweight to the energy sector was a significant contributor to the Portfolio's relative gains.

     .    Both absolute and relative gains in the Portfolio were largely the result of good stock selection and our overweight to the strong performing energy sector. Energy stocks continued to strengthen throughout the period.
Near-term events such as the devastating Gulf Coast hurricanes coupled with the long-term supply/demand dynamics for oil, coal, and natural gas pushed energy stocks higher during the period. Key contributors included exploration and production companies, EOG Resources and Newfield Exploration, and coal producer,
Consol Energy.

     .    Broad-based strength among our positions in the financials sector resulted in favorable return comparisons. Good stock selection propelled gains, with holdings such as Goldman Sachs, Franklin Resources and Chicago Mercantile
Exchange making large contributions to performance. Additionally, our decision to underweight some of the troubled firms within the insurance and the thrifts and mortgage industries aided returns.

     .    Stock selection within the IT sector resulted in weak relative performance, as Portfolio positions tended to underperform benchmark holdings.
Internet software and services names held in the Portfolio, such as Yahoo and
VeriSign, were detractors. Select positions within the industrials sector also detracted from returns. Conglomerate Tyco International was the primary detractor. After a strong 2003 and 2004, Tyco has struggled in 2005, and we have sold our position on concerns that the company cannot sustain growth.

     .    Deteriorating fundamentals within select consumer segments led us to reduce our overall exposure to the consumer sectors during the annual period. At the same time, we continued to gradually increase our energy exposure, primarily by adding to existing positions that will continue to benefit in the current supply constrained environment. At the close of the annual period, the
Portfolio's largest overweights were in energy and health care, while the largest underweights were in industrials and consumer staples. In general, sector weightings are a function of our bottom-up stock selection process and are, therefore, dependent on where we are finding individual opportunities within our investment universe.

       COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LEGACY
           PORTFOLIO AND THE RUSSELL 1000 GROWTH INDEX FROM INCEPTION.

                                  [LINE CHART]

                 Institutional    Investor A     Russell 1000 Growth Index
                 -------------    ----------     -------------------------
12/31/1997            $ 10,000      $  9,425                      $ 10,000
03/31/1998              11,470        10,801                        11,515
06/30/1998              12,290        11,565                        12,038
09/30/1998              10,730        10,085                        10,944
12/31/1998              13,227        12,429                        13,871
03/31/1999              13,907        13,070                        14,752
06/30/1999              14,908        13,994                        15,320
09/30/1999              14,027        13,164                        14,759
12/31/1999              16,608        15,569                        18,470
03/31/2000              16,668        15,616                        19,786
06/30/2000              16,228        15,116                        19,252
09/30/2000              16,849        15,672                        18,217
12/31/2000              15,698        14,597                        14,328
03/31/2001              13,037        12,108                        11,334
06/30/2001              13,547        12,579                        12,288
09/30/2001              11,376        10,561                         9,903
12/31/2001              12,787        11,853                        11,402
03/31/2002              12,867        11,919                        11,107
06/30/2002              10,896        10,081                         9,033
09/30/2002               9,285         8,591                         7,674
12/31/2002               9,815         9,072                         8,223
03/31/2003               9,655         8,921                         8,135
06/30/2003              10,966        10,118                         9,299
09/30/2003              11,336        10,458                         9,663
12/31/2003              12,686        11,693                        10,669
03/31/2004              12,787        11,778                        10,753
06/30/2004              13,057        12,014                        10,961
09/30/2004              12,586        11,580                        10,388
12/31/2004              13,957        12,825                        11,341
03/31/2005              13,207        12,127                        10,878
06/30/2005              13,657        12,532                        11,145
09/30/2005              14,197        13,032                        11,593

                      For period ending September 30, 2005

                           Average Annual Total Return
                                   1 Year    3 Year    5 Year    From Inception
                                   ------    ------    ------    --------------
Institutional Class                 12.80%    15.21%    (3.37)%            4.63%
Service Class                       12.54%    14.90%    (3.62)%            4.27%
Investor A Class (Load Adjusted)     6.06%    12.64%    (4.75)%            3.48%
Investor A Class (NAV)              12.54%    14.90%    (3.62)%            4.27%
Investor B Class (Load Adjusted)     7.22%    13.16%    (4.70)%            3.51%
Investor B Class (NAV)              11.72%    14.07%    (4.31)%            3.51%
Investor C Class (Load Adjusted)    10.72%    14.07%    (4.31)%            3.51%
Investor C Class (NAV)              11.72%    14.07%    (4.31)%            3.51%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 12/31/97; Investor A Shares,
12/31/97; Investor C Shares, 12/31/97; Investor B Shares, 1/1/99; and Service
Shares, 1/28/05. See "Note on Performance Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

10

                                Legacy Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Microsoft Corp.                           4.8%
General Electric Co.                      4.3
Google, Inc. - Class A                    4.2
Johnson & Johnson                         3.4
UnitedHealth Group, Inc.                  3.2
America Express Co.                       3.1
Yahoo!, Inc.                              3.0
CONSOL Energy, Inc.                       2.9
The Procter & Gamble Co.                  2.7
St. Jude Medical, Inc.                    2.6
                                         ----
     Total                               34.2%
                                         ====

Top Ten Industries (% of long-term investments)
Computer Software & Services             17.7%
Manufacturing                            10.1
Medical & Medical Services                8.6
Finance                                   8.6
Oil & Gas                                 7.9
Medical Instruments & Supplies            7.5
Retail Merchandising                      7.4
Pharmaceuticals                           7.3
Semiconductors & Related Devices          3.0
Metal & Mining                            2.9
                                         ----
     Total                               81.0%
                                         ====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,075.00        1,073.80        1,074.60        1,070.50      1,070.50
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               5.72            7.02            7.02           10.90         10.90

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,019.42        1,018.15        1,018.15        1,014.34      1,014.34
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               5.58            6.85            6.85           10.66         10.66

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.10%, 1.35%, 1.35%, 2.10%, and 2.10% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              11

                         Mid-Cap Value Equity Portfolio

Total Net Assets (9/30/05): $789.5 million

Performance Benchmark:

     Russell Midcap Value Index

Investment Approach:

     Seeks long-term capital appreciation by investing primarily in mid-capitalization stocks believed by the Portfolio management team to be worth more than is indicated by current market price. The Portfolio normally invests at least 80% of assets in equity securities issued by US mid-capitalization value companies. The Portfolio defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap Value
Index. The Portfolio management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

Recent Portfolio Management Activity:

     .    On January 31, 2005, BlackRock, Inc., the parent of BlackRock
Advisors, Inc. (BAI), acquired SSRM Holdings, Inc., the parent of State Street
Research & Management Company (SSRM), the investment adviser to the State Street
Research mutual funds. In connection with the transaction, the BlackRock Mid-Cap
Value Equity Portfolio (the Portfolio) reorganized with the State Street
Research Mid Cap Value Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the Portfolio in exchange for shares of the Portfolio, which were then distributed to the SSR Fund shareholders. For periods prior to January 31, 2005, the performance information shown reflects the performance of the SSR Fund, which had similar investment goals and strategies as the Portfolio.

     .    All share classes underperformed the benchmark for the annual period.

     .    The domestic equity markets posted solid gains during the annual period. Within the Portfolio's benchmark, the Russell Midcap Value Index, all major sectors posted positive returns. However, the energy sector was the primary driver of total return as energy prices climbed significantly. Other sector leaders included health care and utilities. During the annual period, the
Portfolio's holdings in the energy and industrials sectors aided returns relative to the benchmark. However, these gains were overshadowed by relative weakness in the health care and materials sectors.

     .    Growing global demand and constrained supply continued to apply upward pressure on energy prices as crude oil approached $70 a barrel during the annual period. The corresponding positive impact on energy-related stocks proved to be among the greatest contributors to relative performance as the Portfolio benefited from solid stock selection within the sector. Key contributors included exploration and production companies, EOG Resources and Newfield
Exploration, and coal producer, Consol Energy. In the industrials sector, stock selection, particularly among commercial services and electrical equipment suppliers, powered favorable return comparisons. The most notable contributor during the period was York International. The share price of the supplier of heating, ventilation and air conditioning systems appreciated sharply following the late August announcement of its acquisition by Johnson Controls. The position was sold from the Portfolio during the annual period.

     .    Stock selection, particularly among health care providers and equipment and supply manufacturers, proved to be a drag on relative return in the health care sector. Likewise, stock selection in the materials sector detracted from return comparisons relative to the benchmark. Specifically, containers and packaging names held in the Portfolio, including a specialty packaging manufacturer and Bowater, hindered relative returns as industry profit margins were squeezed by higher raw materials costs.

     .    Our investment approach is driven by our focus on adding value through bottom-up fundamental research. As a result, portfolio positioning and corresponding sector weights relative to the benchmark are largely determined by stock selection. During the annual period, the impact of buy/sell decisions within the Portfolio, combined with the performance of underlying holdings, resulted in increased allocations to the consumer staples and utilities sectors, and decreased exposure to the industrials and materials sectors.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP VALUE
   EQUITY PORTFOLIO AND THE RUSSELL MIDCAP VALUE INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                 Institutional    Investor A   Russell Midcap Value Index
                 -------------    ----------   --------------------------
09/30/1995            $ 10,000      $  9,426                     $ 10,000
12/31/1995              10,439         9,825                       10,454
03/31/1996              10,977        10,333                       11,039
06/30/1996              11,461        10,774                       11,251
09/30/1996              12,010        11,292                       11,575
12/31/1996              13,108        12,307                       12,572
03/31/1997              13,281        12,463                       12,786
06/30/1997              14,641        13,732                       14,397
09/30/1997              16,485        15,452                       16,233
12/31/1997              16,756        15,697                       16,893
03/31/1998              18,862        17,661                       18,581
06/30/1998              18,807        17,598                       18,104
09/30/1998              15,931        14,908                       15,632
12/31/1998              17,695        16,547                       17,753
03/31/1999              17,115        15,995                       17,200
06/30/1999              18,836        17,591                       19,124
09/30/1999              16,868        15,743                       17,090
12/31/1999              17,205        16,037                       17,735
03/31/2000              17,305        16,129                       17,914
06/30/2000              17,031        15,852                       17,613
09/30/2000              19,018        17,700                       19,313
12/31/2000              21,729        20,205                       21,137
03/31/2001              21,942        20,389                       20,391
06/30/2001              24,507        22,746                       21,827
09/30/2001              20,535        19,057                       19,306
12/31/2001              25,730        23,855                       21,629
03/31/2002              28,020        25,968                       23,337
06/30/2002              25,291        23,419                       22,246
09/30/2002              19,271        17,828                       18,252
12/31/2002              20,644        19,090                       19,542
03/31/2003              18,740        17,306                       18,749
06/30/2003              22,708        20,933                       22,104
09/30/2003              24,005        22,123                       23,417
12/31/2003              27,908        25,690                       26,981
03/31/2004              29,715        27,350                       28,423
06/30/2004              30,619        28,157                       28,915
09/30/2004              30,748        28,247                       29,417
12/31/2004              34,491        31,677                       33,376
03/31/2005              34,338        31,506                       33,635
06/30/2005              35,481        32,547                       35,217
09/30/2005              37,385        34,248                       37,102

                      For period ending September 30, 2005

                           Average Annual Total Return
                                     1 Year     3 Year     5 Year    10 Year
                                     ------     ------     ------    -------
Institutional Class                   21.59%     24.72%     14.47%     14.10%
Service Class                         21.31%     24.33%     14.12%     13.78%
Investor A Class (Load Adjusted)      14.29%     21.89%     12.76%     13.10%
Investor A Class (NAV)                21.24%     24.31%     14.11%     13.77%
Investor B Class (Load Adjusted)      15.83%     22.70%     13.09%     12.94%
Investor B Class (NAV)                20.33%     23.47%     13.33%     12.94%
Investor C Class (Load Adjusted)      19.34%     23.48%     13.34%     12.96%
Investor C Class (NAV)                20.34%     23.48%     13.34%     12.96%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Investor A Shares, 8/25/86; Institutional Shares,
6/1/93; Investor C Shares, 6/1/93; Investor B Shares, 1/1/99; and Service
Shares, 1/28/05; . See "Note on Performance Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

12

                         Mid-Cap Value Equity Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
CIT Group, Inc.                           1.9%
The Brink's Co.                           1.9
Questar Corp.                             1.9
NCR Corp.                                 1.9
CONSOL Energy, Inc.                       1.8
Radian Group, Inc.                        1.8
Boston Properties, Inc.                   1.8
Ambac Financial Group, Inc.               1.7
W.W. Grainger, Inc.                       1.7
Sovereign Bancorp, Inc.                   1.7
                                         ----
     Total                               18.1%
                                         ====

Top Ten Industries (% of long-term investments)
Manufacturing                            10.5%
Energy & Utilities                        9.0
Finance                                   8.5
Retail Merchandising                      8.0
Insurance                                 7.4
Banks                                     7.3
Oil & Gas                                 6.2
Real Estate                               4.8
Computer & Office Equipment               4.3
Computer Software & Services              4.3
                                         ----
     Total                               70.3%
                                         ====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/05)                     1,088.70        1,087.90        1,087.00        1,083.40        1,083.40
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               5.24            6.54            6.54           10.45           10.45

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00      $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,019.92        1,018.65        1,018.65          1,014.85      1,014.85
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               5.08            6.35            6.35             10.15         10.15

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.00%, 1.25%, 1.25%, 2.00%, and 2.00% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              13

                         Mid-Cap Growth Equity Portfolio

Total Net Assets (9/30/05): $446.7 million

Performance Benchmark:

     Russell Midcap Growth Index

Investment Approach:

     Seeks long-term capital appreciation by investing normally at least 80% of assets in equity securities issued by U.S. mid-capitalization growth companies that the portfolio management team believes have above-average earnings growth potential. The Portfolio defines these companies as those with market capitalizations comparable in size to the companies in the Russell Midcap Growth
Index. The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The portfolio management team uses a bottom up investment style to select securities based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities).

Recent Portfolio Management Activity:

     .    On January 31, 2005, BlackRock, Inc., the parent of BlackRock
Advisors, Inc. (BAI), acquired SSRM Holdings, Inc., the parent of State Street
Research & Management Company (SSRM), the investment adviser to the State Street
Research mutual funds. In connection with the transaction, the BlackRock Mid-Cap
Growth Equity Portfolio (the Portfolio) reorganized with the State Street
Research Mid Cap Growth Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the Portfolio in exchange for shares of the Portfolio, which were then distributed to the SSR Fund shareholders.

     .    All share classes underperformed the benchmark for the annual period.

     .    After closing 2004 with a substantial rally, the U.S. equity market has been volatile in 2005 and only managed to produce slight gains. While corporate profits have continued to grow steadily, investors have begun to fear rising interest rates and energy prices, and a corresponding slowdown in the economy.

     .    The Portfolio performed well during the annual period due to strong performance from our energy stock holdings. Growth in worldwide demand has driven energy prices higher throughout the annual period, pushing energy stocks to high levels. The Portfolio benefited from a relatively high energy sector exposure during this period. In addition, stock selection in the sector also contributed to performance, as shares of EOG Resources and Consol Energy rose rapidly during the annual period. Stock selection decisions in other sectors, including the health care and information technology ("IT") sectors, countered the success in the energy sector and led to the Portfolio's underperformance. In the health care sector, the Portfolio's exposure to the biotechnology industry accounted for much of the detraction in this sector. Our positions in Biogen and
Elan Pharmaceuticals substantially declined in value after the unforeseeable withdrawal of Tysabri, a drug which figured prominently in the growth thesis for these stocks. Both positions were immediately sold from the Portfolio. Despite excellent results in the communications equipment industry, the Portfolio's IT sector allocation also led to underperformance. Relative weakness in Avid
Technology, a maker of media editing software, as well as several IT services companies including Alliance Data Systems and BISYS Group led to the disappointment in the sector.

     .    Our investment approach is driven by our focus on adding value through bottom-up fundamental research. As a result, portfolio positioning and corresponding sector weights relative to the benchmark are largely determined by stock selection. During the annual period, we increased our weightings in the energy and IT sectors, while reducing the Portfolio's exposure to the consumer discretionary and health care sectors. As of the beginning of the fourth calendar quarter of 2005, the Portfolio holds a significant overweight in the IT sector where the portfolio management team has found many diverse opportunities.
The largest underweight is in the financials sector, where we do not find compelling long-term growth opportunities.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID-CAP GROWTH
      EQUITY PORTFOLIO AND THE RUSSELL MIDCAP GROWTH INDEX FROM INCEPTION.

                                  [LINE CHART]

                 Institutional    Investor A    Russell Midcap Growth Index
                 -------------    ----------    ---------------------------
12/27/1996            $ 10,000      $  9,425                       $ 10,000
12/31/1996              10,040         9,463                         10,009
03/31/1997               8,930         8,407                          9,644
06/30/1997              10,570         9,934                         11,063
09/30/1997              12,200        11,442                         12,612
12/31/1997              11,521        10,802                         12,265
03/31/1998              12,963        12,133                         13,729
06/30/1998              13,135        12,285                         13,721
09/30/1998              11,218        10,478                         11,430
12/31/1998              14,093        13,141                         14,456
03/31/1999              16,050        14,957                         14,951
06/30/1999              18,058        16,801                         16,508
09/30/1999              19,288        17,923                         15,682
12/31/1999              31,151        28,920                         21,874
03/31/2000              37,868        35,115                         26,494
06/30/2000              34,322        31,767                         24,531
09/30/2000              36,964        34,166                         25,151
12/31/2000              27,667        25,545                         19,305
03/31/2001              20,360        18,789                         14,462
06/30/2001              20,852        19,200                         16,802
09/30/2001              16,002        14,723                         12,131
12/31/2001              18,865        17,331                         15,414
03/31/2002              18,673        17,147                         15,142
06/30/2002              15,660        14,354                         12,377
09/30/2002              12,947        11,849                         10,251
12/31/2002              13,481        12,321                         11,191
03/31/2003              13,545        12,382                         11,189
06/30/2003              15,810        14,415                         13,288
09/30/2003              16,173        14,723                         14,239
12/31/2003              18,074        16,448                         15,971
03/31/2004              19,442        17,680                         16,743
06/30/2004              19,677        17,845                         16,919
09/30/2004              18,715        16,962                         16,186
12/31/2004              20,894        18,933                         18,443
03/31/2005              20,467        18,522                         18,135
06/30/2005              21,364        19,323                         18,757
09/30/2005              22,326        20,165                         19,986

                      For period ending September 30, 2005

                           Average Annual Total Return
                                     1 Year     3 Year     5 Year     From Inception
                                     ------     ------     ------     --------------
Institutional Class                   19.29%     19.92%     (9.59)%             9.60%
Service Class                         19.03%     19.57%     (9.86)%             9.28%
Investor A Class (Load Adjusted)      12.10%     17.07%    (11.07)%             8.34%
Investor A Class (NAV)                18.89%     19.39%    (10.01)%             9.07%
Investor B Class (Load Adjusted)      13.46%     17.65%    (10.91)%             8.31%
Investor B Class (NAV)                17.96%     18.49%    (10.68)%             8.31%
Investor C Class (Load Adjusted)      16.96%     18.49%    (10.67)%             8.31%
Investor C Class (NAV)                17.96%     18.49%    (10.67)%             8.31%

The inception date of the Portfolio's Institutional, Service, Investor A,
Investor B and Investor C Shares was 12/27/96. See "Note on Performance
Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

14

                         Mid-Cap Growth Equity Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
EOG Resources, Inc.                       3.2%
CONSOL Energy, Inc.                       3.0
Newfield Exploration Co.                  2.2
Navteg Corp.                              2.1
American Tower Corp. - Class A            2.0
Ceridian Corp.                            2.0
Shire Pharmaceuticals Group PLC - ADR     2.0
Community Health Systems, Inc.            2.0
WellPoint, Inc.                           1.9
ENSCO International, Inc.                 1.8
                                         ----
     Total                               22.2%
                                         ====

Top Ten Industries (% of long-term investments)
Telecommunications                       11.9%
Medical & Medical Services               10.3
Oil & Gas                                 9.6
Computer Software & Services              9.2
Retail Merchandising                      8.5
Medical Instruments & Supplies            6.6
Metal & Mining                            5.6
Semiconductors & Related Devices          4.4
Entertainment & Leisure                   4.0
Manufacturing                             3.8
                                         ----
     Total                               73.9%
                                         ====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,090.80        1,087.50        1,088.70        1,084.30      1,084.30
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               6.45            8.01            8.33           12.23         12.23

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,018.76        1,017.23        1,016.93        1,013.12      1,013.12
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               6.24            7.77            8.07           11.88         11.88

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.23%, 1.53%, 1.59%, 2.34%, and 2.34% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              15

                                Aurora Portfolio

Total Net Assets (9/30/05): $2.7 billion

Performance Benchmark:

     Russell 2500 Value Index

Investment Approach:

     Seeks high total return, consisting principally of capital appreciation by investing at least 80% of its net assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stock.  The Portfolio considers issuers of small- and mid-capitalization value stocks to be companies that are comparable in size to the companies in the Russell 2500 Value Index or a similar index. In choosing among small- and mid-capitalization stocks, the management team takes a value approach, searching for those companies that appear to be trading below their true worth.

Recent Portfolio Management Activity:

     .    On January 31, 2005, BlackRock, Inc., the parent of BlackRock
Advisors, Inc. (BAI), acquired SSRM Holdings, Inc., the parent of State Street
Research & Management Company (SSRM), the investment adviser to the State Street
Research mutual funds. In connection with the transaction, the BlackRock Aurora
Portfolio (the Portfolio) reorganized with the State Street Research Aurora Fund
(the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the Portfolio in exchange for shares of the Portfolio, which were then distributed to the SSR Fund shareholders. For periods prior to January 31,
2005, the performance information shown reflects the performance of the SSR
Fund, which had substantially similar investment goals and strategies as the
Portfolio. The SSR Fund's benchmark was the Russell 2000 Value Index while the
Portfolio's benchmark is the Russell 2500 Value Index.

     .    All share classes underperformed the benchmark for the annual period.

     .    The domestic equity markets posted solid gains during the annual period. Within the Portfolio's benchmark, the Russell 2500 Value Index, all major sectors posted positive returns. However, the energy sector was the primary driver of total return as energy prices climbed significantly. Other sector leaders included health care, industrials and utilities. During the annual period, the Portfolio's holdings in the energy and financials sectors aided returns relative to the benchmark. However, these gains were overshadowed by relative weakness in the information technology, health care and industrials sectors.

     .    Growing global demand for and constrained supply of energy continued
to apply upward pressure on energy prices as crude oil approached $70 a barrel during the annual period. The corresponding positive impact on energy-related stocks proved to be among the greatest contributors to relative performance as the Portfolio benefited from stock selection and an overweight in the sector relative to the benchmark. Key contributors included exploration and production companies, Vintage Petroleum and EOG Resources, and oil services firm, Global
Industries. In the financials sector, allocation within the sector was the key driver of favorable comparisons. Specifically, underweights in commercial banks, real estate investment trusts ("REITs") and mortgage finance companies benefited relative sector returns.

     .    Stock selection within the information technology sector was the single greatest detractor from relative performance during the annual period.
Within the sector, the most notable areas of weakness were attributable to communications and electronics equipment holdings. Stock selection in the health care sector also proved to be a drag on relative return due to health care providers and service stocks held in the Portfolio. Additionally, stock selection in the industrials sector also hampered relative performance. Notable detractors included GrafTech International and Trinity Industries, both of which were sold during the period.

     .    Our investment approach is driven by our focus on adding value through bottom-up fundamental research. As a result, portfolio positioning and corresponding sector weights relative to the benchmark are largely determined by stock selection. During the annual period, the impact of buy/sell decisions within the Portfolio, combined with the performance of underlying holdings, resulted in increased allocations to the financials and utilities sectors, and decreased exposure to the industrials, information technology and materials sectors.

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE AURORA PORTFOLIO,
 THE RUSSELL 2000 VALUE INDEX AND THE RUSSELL 2500 VALUE INDEX FOR THE PAST TEN
                                     YEARS.

                                  [LINE CHART]

                 Institutional    Investor A    Russell 2000 Value Index    Russell 2500 Value Index
                 -------------    ----------    ------------------------    ------------------------
09/30/1995            $ 10,000      $  9,424                    $ 10,000                    $ 10,000
12/31/1995              10,355         9,754                      10,291                      10,384
03/31/1996              11,711        11,023                      10,743                      10,854
06/30/1996              13,598        12,794                      11,182                      11,187
09/30/1996              14,395        13,536                      11,348                      11,534
12/31/1996              16,245        15,271                      12,490                      12,690
03/31/1997              16,843        15,813                      12,459                      12,793
06/30/1997              20,312        19,053                      14,340                      14,607
09/30/1997              24,917        23,375                      16,188                      16,425
12/31/1997              23,877        22,394                      16,460                      16,890
03/31/1998              26,540        24,872                      17,836                      18,502
06/30/1998              24,712        23,148                      17,192                      17,839
09/30/1998              18,879        17,666                      14,119                      14,901
12/31/1998              20,307        18,991                      15,402                      16,565
03/31/1999              19,351        18,089                      13,909                      15,240
06/30/1999              23,708        22,143                      16,211                      17,681
09/30/1999              23,260        21,709                      14,944                      16,153
12/31/1999              27,193        25,363                      15,174                      16,813
03/31/2000              30,085        27,990                      15,752                      17,597
06/30/2000              32,385        30,079                      16,060                      17,492
09/30/2000              35,894        33,311                      17,238                      18,697
12/31/2000              37,482        34,753                      18,635                      20,308
03/31/2001              38,563        35,736                      18,817                      19,907
06/30/2001              43,215        40,016                      21,007                      21,895
09/30/2001              35,663        32,986                      18,205                      19,168
12/31/2001              43,531        40,253                      21,249                      22,286
03/31/2002              47,656        44,035                      23,286                      24,183
06/30/2002              43,241        39,867                      22,792                      23,339
09/30/2002              33,014        30,398                      17,940                      19,051
12/31/2002              35,069        32,289                      18,823                      20,088
03/31/2003              32,618        30,011                      17,867                      19,130
06/30/2003              39,828        36,619                      21,927                      23,201
09/30/2003              43,977        40,399                      23,621                      25,005
12/31/2003              52,669        48,344                      27,487                      29,113
03/31/2004              55,003        50,448                      29,388                      30,912
06/30/2004              56,369        51,662                      29,638                      31,069
09/30/2004              53,982        49,446                      29,682                      31,146
12/31/2004              60,721        55,572                      33,601                      35,394
03/31/2005              58,750        53,732                      32,265                      34,642
06/30/2005              60,243        55,050                      33,902                      36,488
09/30/2005              62,953        57,507                      34,951                      37,784

                      For period ending September 30, 2005

                           Average Annual Total Return
                                     1 Year      3 Year     5 Year    10 Year
                                     ------      ------     ------    -------
Institutional Class                   16.62%      24.01%     11.89%     20.20%
Service Class                         16.30%      23.68%     11.54%     19.82%
Investor A Class (Load Adjusted)       9.61%      21.26%     10.23%     19.12%
Investor A Class (NAV)                16.30%      23.68%     11.54%     19.82%
Investor B Class (Load Adjusted)      10.94%      22.01%     10.47%     18.94%
Investor B Class (NAV)                15.44%      22.79%     10.74%     18.94%
Investor C Class (Load Adjusted)      14.45%      22.81%     10.74%     18.94%
Investor C Class (NAV)                15.45%      22.81%     10.74%     18.94%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 2/13/95; Investor A
Shares, 2/13/95; Investor C Shares, 2/13/95; Investor B Shares, 1/1/99; and
Service Shares, 1/28/05. See "Note on Performance Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

16

                                Aurora Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
GTECH Holdings, Corp.                     1.8%
Vintage Petroleum, Inc.                   1.7
Humana, Inc.                              1.6
The Brink's Co.                           1.5
Allmerica Financial Corp.                 1.4
Affiliated Managers Group, Inc.           1.4
Bausch & Lomb, Inc.                       1.4
Walter Industries, Inc.                   1.4
Radian Group, Inc.                        1.4
Linens 'n Things, Inc.                    1.3
                                         -----
     Total                               14.9%
                                         =====

Top Ten Industries (% of long-term investments)
Insurance                                10.3%
Retail Merchandising                      8.0
Manufacturing                             6.7
Oil & Gas                                 5.5
Banks                                     5.3
Energy & Utilities                        5.1
Business Services                         4.6
Telecommunications                        4.6
Aerospace                                 4.3
Finance                                   4.2
                                         ----
     Total                               58.6%
                                         ====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,071.60        1,070.30        1,070.30        1,065.90      1,066.20
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               6.13            7.32            7.32           11.29         11.29

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,019.01        1,017.84        1,017.84        1,013.93      1,013.93
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               5.99            7.16            7.16           11.07         11.07

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.18%, 1.41%, 1.41%, 2.18%, and 2.18% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              17

                        Small/Mid-Cap Growth Portfolio

Total Net Assets (9/30/05): $281.6 million

Performance Benchmark:

     Russell 2500 Growth Index

Investment Approach:

     Seeks to provide growth of capital by investing at least 80% of its total assets in small-capitalization and mid-capitalization companies. The Portfolio views small- and mid-capitalization companies as those that are less mature and appear to have the potential for rapid growth. The Portfolio generally defines small- and mid-capitalization companies as those that have similar market capitalizations to those in the Russell 2500 Growth Index or a similar index.
The portfolio management team uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy.

Recent Portfolio Management Activity:

     .    On January 31, 2005, BlackRock, Inc., the parent of BlackRock
Advisors, Inc. (BAI), acquired SSRM Holdings, Inc., the parent of State Street
Research & Management Company (SSRM), the investment adviser to the State Street
Research mutual funds. In connection with the transaction, the BlackRock
Small/Mid-Cap Growth Portfolio (the Portfolio) reorganized with the State Street
Research Emerging Growth Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the Portfolio in exchange for shares of the Portfolio, which were then distributed to the SSR Fund shareholders. For periods prior to January 31, 2005, the performance information shown reflects the performance of the SSR Fund, which had substantially similar investment goals and strategies as the Portfolio. The SSR Fund's benchmark was the Russell 2000 Growth Index while the Portfolio's benchmark is the Russell
2500 Growth Index.

     .    The Institutional, Service and Investor A share classes
outperformed the benchmark for the annual period. The Investor B and C share classes underperformed the benchmark for the annual period.

     .    After closing 2004 with a substantial rally, the U.S. equity market has been volatile in 2005 and only managed to produce slight gains. While corporate profits have continued to grow steadily, investors have begun to fear rising interest rates and energy prices, and a corresponding slowdown in the economy.

     .    The Portfolio performed well during the annual period due to strong performance from our health care and energy stock holdings. Growth in worldwide demand has driven energy prices higher throughout the year, pushing energy stocks to high levels. The Portfolio benefited from a relatively high energy sector exposure during the annual period. In addition, stock selection in the health care sector, particularly in the health care providers and services industry, also contributed to performance. LCA-Vision, an operator of laser vision correction centers, was the top performing health care stock in the
Portfolio, more than doubling in value during our holding period. In addition, the Portfolio's positions in Lifepoint Hospitals and Community Health Systems
contributed significantly to the success in the health care sector. Conversely, despite producing solid relative results in the semiconductor industry, the
Portfolio's overall investment in information technology ("IT") lagged behind that of the benchmark. Internet stocks Autobytel and Ask Jeeves both detracted substantially from IT performance overall, each falling more than 30% in a positive market environment for technology stocks.

     .    Our investment approach is driven by our focus on adding value through bottom-up fundamental research. As a result, portfolio positioning and corresponding sector weights relative to the benchmark are largely determined by stock selection. During the year we have increased our weightings in the energy and IT sectors, while reducing the Portfolio's exposure to the financials and health care sectors. As of the beginning of the fourth calendar quarter of 2005, the Portfolio holds a significant overweight in the IT sector where the portfolio management team found many diverse opportunities in the IT services industry. The Portfolio's largest underweight is in the financials sector, where we do not find compelling long-term growth opportunities.

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL/MID-CAP
   GROWTH PORTFOLIO, THE RUSSELL 2000 GROWTH INDEX AND THE RUSSELL 2500 GROWTH
                          INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                 Institutional    Investor A     Russell 2000 Growth Index     Russell 2500 Growth Index
                 -------------    ----------     -------------------------     -------------------------
09/30/1995            $ 10,000      $  9,426                      $ 10,000                      $ 10,000
12/31/1995               9,703         9,144                        10,148                        10,175
03/31/1996              10,143         9,562                        10,731                        10,887
06/30/1996              11,412        10,749                        11,358                        11,443
09/30/1996              11,709        11,021                        11,261                        11,600
12/31/1996              12,202        11,470                        11,291                        11,708
03/31/1997              11,628        10,945                        10,106                        10,771
06/30/1997              14,068        13,224                        11,881                        12,522
09/30/1997              17,370        16,312                        13,891                        14,605
12/31/1997              15,838        14,865                        12,752                        13,436
03/31/1998              18,365        17,224                        14,268                        14,933
06/30/1998              16,446        15,406                        13,448                        14,205
09/30/1998              12,189        11,423                        10,442                        11,050
12/31/1998              15,319        14,331                        12,911                        13,852
03/31/1999              14,702        13,742                        12,693                        13,706
06/30/1999              17,171        16,032                        14,565                        16,010
09/30/1999              15,796        14,746                        13,850                        15,454
12/31/1999              23,357        21,804                        18,475                        21,538
03/31/2000              26,233        24,470                        20,190                        24,799
06/30/2000              23,820        22,206                        18,702                        23,086
09/30/2000              23,119        21,536                        17,959                        22,407
12/31/2000              19,927        18,530                        14,331                        18,072
03/31/2001              16,617        15,449                        12,152                        14,473
06/30/2001              20,316        18,870                        14,336                        17,550
09/30/2001              16,246        15,044                        10,310                        12,799
12/31/2001              20,265        18,724                        13,008                        16,114
03/31/2002              20,181        18,643                        12,753                        15,637
06/30/2002              17,259        15,984                        10,752                        13,037
09/30/2002              15,300        14,153                         8,438                        10,551
12/31/2002              15,199        14,039                         9,071                        11,425
03/31/2003              15,047        13,893                         8,719                        11,059
06/30/2003              19,117        17,638                        10,825                        13,572
09/30/2003              20,451        18,854                        11,958                        14,925
12/31/2003              23,338        21,496                        13,475                        16,717
03/31/2004              25,449        23,442                        14,227                        17,637
06/30/2004              24,132        22,210                        14,240                        17,660
09/30/2004              21,092        19,389                        13,384                        16,670
12/31/2004              23,946        21,999                        15,402                        19,156
03/31/2005              23,068        21,172                        14,351                        18,327
06/30/2005              23,879        21,902                        14,850                        18,979
09/30/2005              25,601        23,474                        15,789                        20,173

                      For period ending September 30, 2005

                           Average Annual Total Return
                                     1 Year     3 Year     5 Year     10 Year
                                    --------    -------    -------    -------
Institutional Class                    21.38%     18.72%      2.06%      9.86%
Service Class                          20.99%     18.35%      1.72%      9.55%
Investor A Class (Load Adjusted)       14.11%     16.07%      0.54%      8.91%
Investor A Class (NAV)                 21.07%     18.37%      1.74%      9.55%
Investor B Class (Load Adjusted)       15.59%     16.66%      0.71%      8.78%
Investor B Class (NAV)                 20.09%     17.51%      1.04%      8.78%
Investor C Class (Load Adjusted)       19.15%     17.50%      1.09%      8.80%
Investor C Class (NAV)                 20.15%     17.50%      1.09%      8.80%

The performance information above includes information relating to each class of the portfolio since the commencement of operations of the portfolio, rather than the date such class was introduced. The inception dates of the portfolio's share classes were as follows: institutional shares, 10/4/93; investor a shares, 2/1/94; investor c shares, 2/1/94; investor b shares, 1/1/99 and service shares, 1/28/05. See "Note on Performance Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.  Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

18

                        Small/Mid-Cap Growth Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Laureate Education, Inc.                  2.3%
Digitas, Inc.                             2.1
Vintage Petroleum, Inc.                   2.0
Community Health Systems, Inc.            1.9
SonicWALL, Inc.                           1.8
Airgas, Inc.                              1.8
ADTRAN, Inc.                              1.7
Station Casinos, Inc.                     1.7
Massey Energy Co.                         1.6
Foundry Networks                          1.6
                                         ----
     Total                               18.5%
                                         ====

Top Ten Industries (% of long-term investments)
Business Services                        12.0%
Computer Software & Services             11.5
Medical & Medical Services               10.4
Oil & Gas                                 9.0
Telecommunications                        7.8
Medical Instruments & Supplies            6.5
Retail Merchandising                      5.3
Personal Services                         4.7
Metal & Mining                            4.0
Pharmaceuticals                           4.0
                                         ----
     Total                               75.2%
                                         ====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,109.80        1,107.10        1,108.70        1,103.30      1,104.00
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               5.82            7.13            7.14           11.07         11.08

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,019.42        1,022.68        1,018.15        1,014.34      1,014.34
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               5.58            2.32            6.85           10.66         10.66

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.10%, 1.35%, 1.35%, 2.10%, and 2.10% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              19

                       Small Cap Value Equity Portfolio

Total Net Assets (9/30/05): $128.6 million

Performance Benchmark:

     Russell 2000 Value Index

Investment Approach:

     Seeks long-term capital appreciation by investing in small capitalization stocks of companies believed by the portfolio manager to be worth more than is indicated by current market price. The Portfolio normally invests at least 80%
of its net assets in equity securities issued by U.S. small capitalization value companies (market capitalizations under $2 billion). The portfolio manager uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

Recent Portfolio Management Activity:

     .    All share classes outperformed the benchmark for the annual period.

     .    The domestic equity markets posted solid gains during the annual period. Within the Portfolio's benchmark, the Russell 2000 Value Index, all major sectors posted positive returns. However, the energy sector was the primary driver of total return as energy prices climbed significantly. Other sector leaders included industrials and utilities. During the annual period, the
Portfolio's holdings in the industrials and health care sectors aided returns relative to the benchmark, more than offsetting relative weakness in the consumer staples and consumer discretionary sectors.

     .    Stock selection within the industrials sector was the greatest contributor to positive returns during the annual period. Specifically, strong performance from Walter Industries and Administaff was among the key drivers of favorable sector comparisons. The natural resources segment of Walter
Industries, a diversified industrials firm, powered the stock higher as coal prices increased dramatically during the annual period. Stronger-than-expected first and second quarter earnings at Administaff, a human resources management firm, fueled stock price gains during the annual period. In the health care sector, holdings among health care providers and equipment and supply manufacturers were the primary contributors to outperformance relative to the benchmark. Notable contributors included DJ Orthopedics and Sybron Dental
Specialties.

     .    Although stock selection within the consumer staples sector, particularly among food products producers, proved to be a modest drag on relative sector performance during the annual period, this negative impact was largely offset by the positive effect of an overweight in the sector, particularly among beverage and personal products producers. In the consumer discretionary sector, however, stock selection and an overweight position relative to the benchmark combined to drive less favorable comparisons. Within the sector, the most notable detractors included RV manufacturer, Fleetwood
Enterprises, and Handleman, a manager and distributor of prerecorded music.

     .    Our investment approach is driven by our focus on adding value through bottom-up fundamental research. As a result, portfolio positioning and corresponding sector weights relative to the benchmark are largely determined by stock selection. During the annual period, the impact of buy/sell decisions within the Portfolio, combined with the performance of underlying holdings, resulted in increased allocations to the energy, financials and information technology sectors, and decreased exposure to the consumer discretionary, health care and materials sectors.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP VALUE
    EQUITY PORTFOLIO AND THE RUSSELL 2000VALUE INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                 Institutional    Investor A    Russell 2000 Value Index
                 -------------    ----------    ------------------------
09/30/1995            $ 10,000      $  9,427                    $ 10,000
12/31/1995              10,291         9,697                      10,291
03/31/1996              10,842        10,199                      10,743
06/30/1996              11,216        10,531                      11,182
09/30/1996              11,264        10,564                      11,348
12/31/1996              12,336        11,572                      12,490
03/31/1997              12,237        11,460                      12,459
06/30/1997              14,512        13,577                      14,340
09/30/1997              16,598        15,513                      16,188
12/31/1997              16,745        15,627                      16,460
03/31/1998              18,060        16,831                      17,836
06/30/1998              17,112        15,929                      17,192
09/30/1998              13,771        12,809                      14,119
12/31/1998              15,704        14,593                      15,402
03/31/1999              13,397        12,425                      13,909
06/30/1999              15,715        14,556                      16,211
09/30/1999              14,490        13,413                      14,944
12/31/1999              14,943        13,814                      15,174
03/31/2000              15,319        14,143                      15,752
06/30/2000              15,566        14,362                      16,060
09/30/2000              16,976        15,639                      17,238
12/31/2000              17,985        16,570                      18,635
03/31/2001              17,418        16,029                      18,817
06/30/2001              19,450        17,876                      21,007
09/30/2001              17,055        15,652                      18,205
12/31/2001              19,032        17,446                      21,249
03/31/2002              20,656        18,913                      23,286
06/30/2002              19,447        17,794                      22,792
09/30/2002              15,648        14,289                      17,940
12/31/2002              15,872        14,483                      18,823
03/31/2003              15,671        14,286                      17,867
06/30/2003              18,785        17,103                      21,927
09/30/2003              20,335        18,486                      23,621
12/31/2003              23,480        21,319                      27,487
03/31/2004              25,354        22,995                      29,388
06/30/2004              25,225        22,862                      29,638
09/30/2004              24,579        22,254                      29,682
12/31/2004              28,217        25,538                      33,601
03/31/2005              28,021        25,340                      32,265
06/30/2005              29,058        26,260                      33,902
09/30/2005              29,684        26,801                      34,951

                      For period ending September 30, 2005

                           Average Annual Total Return
                                     1 Year     3 Year     5 Year     10 Year
                                     ------     -------    -------    -------
BlackRock Class                       20.68%      23.79%     11.82%     11.49%
Institutional Class                   20.77%      23.79%     11.82%     11.49%
Service Class                         20.46%      23.46%     11.51%     11.16%
Investor A Class (Load Adjusted)      13.47%      20.91%     10.07%     10.36%
Investor A Class (NAV)                20.43%      23.33%     11.37%     11.01%
Investor B Class (Load Adjusted)      15.24%      21.66%     10.34%     10.19%
Investor B Class (NAV)                19.58%      22.45%     10.55%     10.19%
Investor C Class (Load Adjusted)      18.53%      22.41%     10.53%     10.19%
Investor C Class (NAV)                19.49%      22.41%     10.53%     10.19%

Effective July 1, 2005, the fund closed to new investors. Existing shareholders on the date of closing may make additional investments in current accounts. In addition, new accounts may be opened by (i) any investor if the tax id number for the new account will be the same as that for a current account and (ii)
401(k), 403(b), 457 and other similar group retirement plan programs that have current accounts.

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 4/13/92; Investor A
Shares, 6/2/92; Service Shares, 7/29/93; Investor B Shares, 10/3/94; Investor C
Shares, 10/1/96; and BlackRock Shares, 4/12/04. See "Note on Performance
Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the portfolio is actively managed and its composition will vary.

20

                        Small Cap Value Equity Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Banta Corp.                               2.6%
Washington Group International, Inc.      2.5
Laidlaw International, Inc.               2.4
Gaylord Entertainment Co.                 2.3
Jarden Corp.                              2.1
Max Re Capital Ltd.                       2.0
Sybron Dental Specialties, Inc.           1.9
Affiliated Managers Group, Inc.           1.9
Foundation Coal Holdings, Inc.            1.9
Whiting Petroleum Corp.                   1.8
                                         ----
     Total                               21.4%
                                         ====

Top Ten Industries (% of long-term investments)
Retail Merchandising                     11.5%
Banks                                    10.8
Computer Software & Services              6.6
Energy & Utilities                        5.5
Insurance                                 5.3
Business Services                         5.2
Oil & Gas                                 4.9
Medical Instruments & Supplies            4.1
Manufacturing                             4.0
Construction                              3.8
                                         ----
     Total                               61.7%
                                         ====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Actual Expenses
                        --------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ------------
Beginning Account
 Value (4/01/05)            $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00  $  1,000.00
Ending Account Value
 (9/30/05)                     1,058.60        1,059.40        1,057.30        1,057.70        1,054.00     1,053.10
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               5.63            5.01            6.45            6.45           10.30        10.29

                                                             Hypothetical Expenses
                                                          (5% return before expenses)
                        --------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ------------
Beginning Account
 Value (4/01/05)            $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00  $  1,000.00
Ending Account Value
 (9/30/05)                     1,019.47        1,020.08        1,018.65        1,018.65        1,014.85     1,014.85
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               5.53            4.92            6.35            6.35           10.15        10.15

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.09%, 0.97%, 1.25%, 1.25%, 2.00%, and 2.00% for BlackRock, the
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

                                                                              21

                         Small Cap Core Equity Portfolio

Total Net Assets (9/30/05): $48.3 million

Performance Benchmark:

     Russell 2000 Index

Investment Approach:

     Seeks long-term capital appreciation by normally investing at least 80% of assets in the equity securities of U.S. small capitalization companies (market capitalizations under $2 billion). The portfolio management team seeks to achieve consistent and sustainable performance through various market cycles by emphasizing stock selection. Stock selection is determined by looking at companies using a range of valuation criteria, including the strength of their management and business franchise. The portfolio management team uses fundamental analysis to examine each company for financial strength before deciding to purchase the stock.

Recent Portfolio Management Activity:

     .    All share classes outperformed the benchmark for the annual period.

     .    The domestic equity markets posted solid gains during the annual period. Within the Portfolio's benchmark, the Russell 2000 Index, all major sectors posted positive returns. However, the energy sector was the primary driver of total return as energy prices climbed significantly. Other sector leaders included industrials, telecommunication services and utilities. During the annual period, the Portfolio's holdings in the information technology, consumer discretionary and health care sectors aided returns relative to the benchmark, more than offsetting relative weakness in the consumer staples and financials sectors.

     .    Stock selection in the information technology sector proved to be the single largest contributor to outperformance during the annual period, driven primarily by strength in software and communications equipment providers. Key contributors included Ascential Software, which was acquired by IBM in May,
Titan Corp., which was acquired by L-3 Communications in July, and Arris Group.
In the consumer discretionary sector, stock selection, most notably among hotel, restaurant and gaming stocks, added the greatest value. Orient Express Hotels and Gaylord Entertainment were among the strongest performers. Elsewhere within the sector, Portfolio returns benefited from solid performance from select specialty retailers. In the health care sector, holdings among health care providers and equipment and supply manufacturers were the primary contributors to outperformance relative to the benchmark.

     .    Consumer staples proved to be an area of relative weakness, driven primarily by stock selection among personal products producers. Specifically,
Portfolio holdings in NBTY and Nu Skin Enterprises declined during the annual period. In the financials sector, disappointing performance from select holdings, most notably in the insurance and mortgage finance industries, detracted from relative return. These stocks came under pressure as the market reacted to increasing interest rates and the impact of hurricanes Katrina and
Rita on insurance company profit margins.

     .    Our investment approach is driven by our focus on adding value through bottom-up fundamental research. As a result, portfolio positioning and corresponding sector weights relative to the benchmark are largely determined by stock selection. During the annual period, the impact of buy/sell decisions within the Portfolio, combined with the performance of underlying holdings, resulted in increased allocations to the energy, financials and information technology sectors, and reduced exposure to the consumer staples, health care and industrials sectors.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP CORE
           EQUITY PORTFOLIO AND THE RUSSELL 2000 INDEX FROM INCEPTION.

                                  [LINE CHART]

                 Institutional    Investor A  Russell 2000 Index
                 -------------    ----------  ------------------
01/02/2002            $ 10,000      $  9,425            $ 10,000
03/31/2002              10,680        10,066              10,420
06/30/2002              10,010         9,434               9,550
09/30/2002               8,350         7,870               7,506
12/31/2002               8,900         8,388               7,968
03/31/2003               8,570         8,077               7,610
06/30/2003              10,750        10,132               9,392
09/30/2003              12,000        11,310              10,245
12/31/2003              14,009        13,185              11,733
03/31/2004              15,566        14,633              12,467
06/30/2004              15,586        14,642              12,526
09/30/2004              14,929        14,013              12,168
12/31/2004              17,004        15,950              13,883
03/31/2005              16,444        15,413              13,142
06/30/2005              17,156        16,056              13,709
09/30/2005              17,930        16,775              14,352

                      For period ending September 30, 2005

                           Average Annual Total Return
                                     1 Year      3 Year   From Inception
                                     -------     ------   --------------
Institutional Class                    20.10%     29.01%           16.88%
Service Class                          20.22%     28.94%           16.83%
Investor A Class (Load Adjusted)       12.80%     26.18%           14.82%
Investor A Class (NAV)                 19.71%     28.70%           16.65%
Investor B Class (Load Adjusted)       14.31%     27.37%           15.67%
Investor B Class (NAV)                 18.81%     28.08%           16.21%
Investor C Class (Load Adjusted)       17.74%     28.06%           16.19%
Investor C Class (NAV)                 18.74%     28.06%           16.19%

The inception date of the Portfolio's Institutional, Service, Investor A,
Investor B and Investor C Shares was 1/2/02. See "Note on Performance
Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.  Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

22

                         Small Cap Core Equity Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Aviall, Inc.                              3.0%
Laureate Education, Inc.                  2.7
TETRA Technologies, Inc.                  2.3
KCS Energy, Inc.                          2.0
Airgas, Inc.                              2.0
Universal American Financial Corp.        1.9
The Brink's Co.                           1.9
Gaylord Entertainment Co.                 1.8
Vintage Petroleum, Inc.                   1.8
Foundation Coal Holdings, Inc.            1.8
                                         ----
     Total                               21.2%
                                         ====

Top Ten Industries (% of long-term investments)
Computer Software & Services              8.0%
Banks                                     7.7
Business Services                         6.7
Medical & Medical Services                5.9
Medical Instruments & Supplies            5.7
Retail Merchandising                      5.5
Entertainment & Leisure                   5.2
Aerospace                                 5.2
Manufacturing                             4.8
Insurance                                 4.7
                                         ----
     Total                               59.4%
                                         ====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,090.30        1,089.20        1,088.40        1,085.00      1,084.30
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               6.81            8.38            9.00           12.81         12.80

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,018.40        1,016.88        1,016.27        1,012.56      1,012.56
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               6.60            8.12            8.73           12.44         12.44

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.30%, 1.60%, 1.72%, 2.45%, and 2.45% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              23

                       Small Cap Growth Equity Portfolio

Total Net Assets (9/30/05): $573.7 million

Performance Benchmark:

     Russell 2000 Growth Index

Investment Approach:

     Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities issued by U.S. small capitalization growth companies
(market capitalizations under $2 billion). The management team would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The management team uses a bottom up investment style and selects securities based upon fundamental analysis (such as analysis of earnings, cash flows, competitive position and management's abilities).

Recent Portfolio Management Activity:

     .    The Institutional, Service and Investor A share classes outperformed the benchmark for the annual period. The Investor B and C share classes underperformed the benchmark for the annual period.

     .    After closing 2004 with a substantial rally, the U.S. equity market has been volatile in 2005 and only managed to produce slight gains. While corporate profits have continued to grow steadily, investors have begun to fear rising interest rates and energy prices, and a corresponding slowdown in the economy.

     .    The Portfolio produced strong absolute and relative performance during the annual period as a result of both sector positioning and stock selection.
Growth in worldwide demand has driven energy prices higher throughout the year, pushing energy stocks to high levels. The Portfolio benefited from relatively high energy sector exposure during the annual period. Stock selection in the health care sector also contributed to performance. During the annual period,
Hologic, a maker of medical imaging equipment, tripled in value and contributed tremendously to the Portfolio's success in the health care sector. In addition, two of our holdings, CTI Molecular Imaging and Accredo Health, surged higher due to their acquisition by larger companies at substantial premiums. Information technology ("IT") stocks lagged the broader market during the annual period, but positive stock selection made this a top-contributing sector for the Portfolio.
Adtran, O2Micro International, and VeriFone Holdings delivered strong returns in this sector. Conversely, the industrials sector produced relative weakness for the Portfolio. Our holdings trailed the benchmark as a result of poor stock selection in the commercial services industry. Several of the Portfolio's holdings performed poorly during the second calendar quarter of 2005 after a strong performance in 2004.

     .    Our investment approach is driven by our focus on adding value through bottom-up fundamental research. As a result, portfolio positioning and corresponding sector weights relative to the benchmark are largely determined by stock selection. During the annual period we have increased our weightings in the energy and information technology sectors, while reducing the Portfolio's exposure to the industrials and health care sectors. As of the beginning of the fourth calendar quarter of 2005, the Portfolio holds a significant overweight in the IT sector where the portfolio management team has found many diverse opportunities in the IT services industry. The Portfolio's largest underweight is in the financials sector, where we do not find compelling long-term growth opportunities.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH
   EQUITY PORTFOLIO AND THE RUSSELL 2000 GROWTH INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                 Institutional    Investor A   Russell 2000 Growth Index
                 -------------    ----------   -------------------------
09/30/1995            $ 10,000      $  9,427                    $ 10,000
12/31/1995              10,738        10,069                      10,148
03/31/1996              12,114        11,347                      10,731
06/30/1996              13,869        12,977                      11,358
09/30/1996              14,587        13,650                      11,261
12/31/1996              14,128        13,204                      11,291
03/31/1997              11,380        10,617                      10,106
06/30/1997              13,856        12,920                      11,881
09/30/1997              16,905        15,736                      13,891
12/31/1997              15,428        14,345                      12,752
03/31/1998              16,913        15,701                      14,268
06/30/1998              16,272        15,095                      13,448
09/30/1998              13,197        12,226                      10,442
12/31/1998              16,566        15,323                      12,911
03/31/1999              17,018        15,737                      12,693
06/30/1999              17,780        16,422                      14,565
09/30/1999              19,129        17,650                      13,850
12/31/1999              28,570        26,338                      18,475
03/31/2000              34,378        31,654                      20,190
06/30/2000              31,143        28,602                      18,702
09/30/2000              31,186        28,586                      17,959
12/31/2000              24,769        22,693                      14,331
03/31/2001              18,672        17,100                      12,152
06/30/2001              20,085        18,368                      14,336
09/30/2001              14,431        13,177                      10,310
12/31/2001              16,263        14,825                      13,008
03/31/2002              15,304        13,936                      12,753
06/30/2002              13,177        11,981                      10,752
09/30/2002              11,063        10,049                       8,438
12/31/2002              11,813        10,713                       9,071
03/31/2003              11,309        10,250                       8,719
06/30/2003              14,001        12,680                      10,825
09/30/2003              15,070        13,628                      11,958
12/31/2003              18,340        16,567                      13,475
03/31/2004              19,680        17,752                      14,227
06/30/2004              19,262        17,372                      14,240
09/30/2004              17,848        16,081                      13,384
12/31/2004              20,245        18,238                      15,402
03/31/2005              19,557        17,598                      14,351
06/30/2005              19,852        17,858                      14,850
09/30/2005              21,253        19,103                      15,789

                      For period ending September 30, 2005

                           Average Annual Total Return
                                     1 Year     3 Year      5 Year   10 Year
                                     ------     ------      ------   -------
Institutional Class                   19.08%     24.31%      (7.38)%    7.83%
Service Class                         18.82%     24.02%      (7.61)%    7.48%
Investor A Class (Load Adjusted)      11.94%     21.44%      (8.83)%    6.69%
Investor A Class (NAV)                18.79%     23.88%      (7.75)%    7.32%
Investor B Class (Load Adjusted)      13.42%     22.18%      (8.69)%    6.54%
Investor B Class (NAV)                17.92%     22.95%      (8.44)%    6.54%
Investor C Class (Load Adjusted)      16.90%     22.98%      (8.42)%    6.55%
Investor C Class (NAV)                17.90%     22.98%      (8.42)%    6.55%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 9/14/93; Service and
Investor A Shares, 9/15/93; Investor B Shares, 1/18/96; and Investor C Shares,
9/6/96. See "Note on Performance Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

24

                       Small Cap Growth Equity Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Laureate Education, Inc.                  2.3%
Massey Energy Co.                         2.1
TETRA Technologies, Inc.                  2.0
SonicWALL, Inc.                           2.0
Vintage Petroleum, Inc.                   2.0
Digitas, Inc.                             2.0
Watson Wyatt & Co. Holdings               2.0
Micromuse, Inc.                           1.8
Airgas, Inc.                              1.8
O2Micro International Ltd.                1.8
                                        -----
     Total                               19.8%
                                        =====

Top Ten Industries (% of long-term investments)
Computer Software & Services             16.5%
Business Services                        14.6
Oil & Gas                                12.7
Medical Instruments & Supplies            7.7
Medical & Medical Services                6.2
Entertainment & Leisure                   5.7
Retail & Merchandising                    5.6
Semiconductors & Related Devices          5.0
Personal Services                         4.0
Metal & Mining                            3.3
                                         ----
     Total                               81.3%
                                         ====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,086.80        1,085.30        1,085.50        1,081.40      1,081.40
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               5.02            6.33            6.33           10.23         10.23

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,020.13        1,018.86        1,018.86        1,015.05      1,015.05
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               4.87            6.14            6.14            9.95          9.95

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.96%, 1.21%, 1.21%, 1.96%, and 1.96% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              25

              Global Science & Technology Opportunities Portfolio

Total Net Assets (9/30/05): $24.4 million

Performance Benchmark:

     Pacific Stock Exchange Technology Index

Investment Approach:

     Seeks long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Portfolio normally invests up to 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The Portfolio may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The Portfolio management team uses a multi-factor screen to identify stocks that have above-average return potential. The factors and weights assigned to a factor may change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

Recent Portfolio Management Activity:

     .    The Institutional, Service and Investor A share classes outperformed the benchmark for the annual period. The Investor B and C share classes underperformed the benchmark for the annual period.

     .    During the annual period, international markets significantly outperformed the U.S. equity market with emerging markets generating the greatest return. International market returns in the period were higher even though foreign currencies weakened relative to the U.S. dollar. Following the pattern of recent years, small capitalization stocks outperformed large capitalization stocks and value stocks outperformed growth stocks. Globally, as measured by the S&P/Citigroup Broad Market Index, the energy, materials and utilities sectors outperformed the broader index during the period while the industrials sector performed in-line with the index. The consumer discretionary, technology and health care sectors were the worst performers in the period.

     .    The annual period was comprised of a cyclical advance from October
2004 through February 2005. This was followed by a two-month consolidation and then a cyclical rally lasting through the end of the annual period. The cyclical advances were primarily driven by better-than-expected GDP growth in countries outside of the U.S. Energy led the world equity markets as commodity prices reached record highs due to both strong economic demand and supply shocks resulting from the active hurricane season in the U.S.

     .    For the annual period, security selection was the primary driver of the Portfolio's outperformance versus its benchmark, particularly in the information technology, telecommunication services and industrials sectors. In contrast, sector selection was a modest detractor from performance as the
Portfolio maintained a relative overweight in the health care sector, which underperformed in the period, and held an underweight allocation to the information technology sector, which outperformed the benchmark.

     .    In the information technology sector, the primary contributors to performance were MEMC Electronic Materials Inc., Powerwave Technologies Inc. and
SiRF Technology Holdings Inc. Wireless subscriber growth and the build out of third generation (3G) mobile networks have been drivers of technology stocks, including Powerwave Technologies and SiRF Technology Holdings.

     .    The Portfolio also benefited from the strength of wireless carriers, both domestically and internationally. Alamosa Holdings was the largest contributor to performance, followed by Bharti Televenture, an Indian company.
Wireless substitution has become a global phenomenon and the global carriers are experiencing strong subscriber growth and solid average revenue per user (ARPU)
trends.

     .    The Portfolio's underweight to biotechnology stocks led to a modest underperformance in health care relative to the benchmark. While stock selection was strong within the sector, leading to the Portfolio's stocks outperforming those of the benchmark, the Portfolio's large underweight to the sector negated the positive returns. Positions in select pharmaceutical companies experienced declines, which additionally hurt performance as pharmaceuticals are not included in the benchmark. Health care provider stocks, however, had a positive impact on performance due to strong absolute performance.

     .    At the end of the period, the Portfolio maintained its relative underweight to the information technology sector and relative overweight to the health care sector. We are cautious on the outlook for many information technology companies due to margin pressure. With emerging countries, such as
China and India, becoming more integrated into the world supply chain, technology companies are experiencing price erosion as these buyers are not focused on purchasing leading edge technology. We maintain a favorable view of industrial technology as a result of the continued industrialization and urbanization of emerging market countries.

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GLOBAL SCIENCE &
  TECHNOLOGY OPPORTUNITIES PORTFOLIO AND THE PACIFIC STOCK EXCHANGE TECHNOLOGY
                             INDEX FROM INCEPTION.

                                  [LINE CHART]

                                                Pacific Stock Exchange
                 Institutional    Investor A       Technology Index
                 -------------    ----------    ----------------------
05/15/2000            $ 10,000      $  9,425                 $ 10,000
06/30/2000              11,400        10,745                   10,789
09/30/2000              12,490        11,753                   10,178
12/31/2000               9,490         8,926                    7,983
03/31/2001               6,190         5,815                    6,494
06/30/2001               6,830         6,400                    7,121
09/30/2001               4,410         4,128                    5,077
12/31/2001               5,850         5,476                    6,752
03/31/2002               5,680         5,306                    6,732
06/30/2002               4,520         4,213                    5,049
09/30/2002               3,600         3,355                    3,795
12/31/2002               3,820         3,553                    4,512
03/31/2003               3,660         3,402                    4,497
06/30/2003               4,760         4,420                    5,545
09/30/2003               5,470         5,071                    6,084
12/31/2003               6,070         5,627                    6,887
03/31/2004               6,270         5,796                    7,059
06/30/2004               5,820         5,382                    7,275
09/30/2004               5,410         5,005                    6,736
12/31/2004               6,230         5,749                    7,719
03/31/2005               5,650         5,212                    7,190
06/30/2005               5,950         5,485                    7,403
09/30/2005               6,610         6,079                    8,136

                      For period ending September 30, 2005

                           Average Annual Total Return
                                                                       From
                                    1 Year    3 Year    5 Year      Inception
                                    ------    ------   --------    -----------
Institutional Class                  22.18%    22.45%    (11.95)%        (7.41)%
Service Class                        21.68%    22.17%    (12.20)%        (7.67)%
Investor A Class (Load Adjusted)     14.57%    19.50%    (13.38)%        (8.84)%
Investor A Class (NAV)               21.47%    21.91%    (12.35)%        (7.83)%
Investor B Class (Load Adjusted)     16.16%    20.25%    (13.38)%        (8.70)%
Investor B Class (NAV)               20.66%    21.05%    (13.03)%        (8.53)%
Investor C Class (Load Adjusted)     19.66%    21.05%    (13.03)%        (8.53)%
Investor C Class (NAV)               20.66%    21.05%    (13.03)%        (8.53)%

The inception date of the Portfolio's Institutional, Service, Investor A,
Investor B, and Investor C Shares was 5/15/00. See "Note On Performance
Information" on Page 42 for Further Information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

26

              Global Science & Technology Opportunities Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Genentech, Inc.                           1.9%
Powerwave Technologies, Inc.              1.8
Apple Computer, Inc.                      1.8
Roche Holding AG                          1.7
Broadcom Corp. - Class A                  1.7
Samsung Electronics Co. Ltd.              1.6
Harris Corp.                              1.6
Ibiden Co., Ltd.                          1.6
Texas Instruments, Inc.                   1.6
Motorola, Inc.                            1.6
                                         ----
     Total                               16.9%
                                         ====

Top Ten Industries (% of long-term investments)
Computer Software & Service              17.0%
Telecommunications                       15.4
Semiconductors & Related Devices         14.6
Pharmaceuticals                           9.2
Computer & Office Equipment               8.6
Medical & Medical Services                8.5
Electronics                               6.3
Medical Instruments & Supplies            4.7
Manufacturing                             4.5
Aerospace                                 2.9
                                         ----
     Total                               91.7%
                                         ====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,169.90        1,166.70        1,166.40        1,161.40      1,161.40
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               7.78            9.40           10.10           14.14         14.14

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -----------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,017.74        1,016.22        1,015.56        1,011.75      1,011.75
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               7.26            8.78            9.44           13.25         13.25

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.43%, 1.73%, 1.86%, 2.61%, and 2.61% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              27

                          Global Resources Portfolio

Total Net Assets (9/30/05): $1.2 billion

Performance Benchmark:

     Lipper Natural Resources Funds Index
     S&P 500(R) Index

Investment Approach:

     Seeks to provide long-term growth of capital by investing at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities. The Portfolio may invest in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. In selecting investments, the management team seeks to invest in companies and industries that appear to have the potential for above-average long-term performance. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The Portfolio may invest up to 20% of its assets in other U.S. and foreign investments including stocks and bonds of companies not associated with energy or natural resources. While the Portfolio tends to emphasize smaller companies, from time to time it may emphasize companies of other sizes.

Recent Portfolio Management Activity:

     .    On January 31, 2005, BlackRock, Inc., the parent of BlackRock
Advisors, Inc. (BAI), acquired SSRM Holdings, Inc., the parent of State Street
Research & Management Company (SSRM), the investment adviser to the State Street
Research mutual funds. In connection with the transaction, the BlackRock Global
Resources Portfolio (the Portfolio) reorganized with the State Street Research
Global Resources Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the Portfolio in exchange for shares of the
Portfolio, which were then distributed to the SSR Fund shareholders. For periods prior to January 31, 2005, the performance information shown reflects the performance of the SSR Fund, which had substantially similar investment goals and strategies as the Portfolio.

     .    All share classes outperformed the benchmarks for the annual period.

     .    During the annual period, the Portfolio posted substantial gains in a market environment in which the energy sector has provided clear market leadership as the underlying commodity prices have risen substantially.
Sustained long-term global economic growth and strong incremental demand coming from China due to the continued urbanization of the country combined with limited excess supply of energy resources have created significant tightness within the worldwide energy system. With this as a back-drop, strong economic growth, a hotter than normal summer in U.S., continued geo-political turmoil and significant storm activity in the Gulf of Mexico, a major U.S. oil and gas production and refining area, have propelled energy prices to historically high levels.

     .    While nearly all areas of the energy sector have posted substantial gains in over the last year, as the entire industry has benefited from higher prices and growing demand in this environment, the Portfolio's emphasis on coal producers, oil and gas exploration and production companies, and drillers provided the greatest boost to absolute and relative return comparisons. As energy commodity prices have moved higher, having significant exposure to those companies with the greatest leverage to price has been beneficial to performance. Coal companies such as Consol Energy, Peabody Energy, and Arch Coal all benefited from rising long-term contract pricing as well as increasing global demand for coal, stemming from greater use of electricity and steel manufacturing.

     .    In contrast, a lack of exposure to refiners such as Valero modestly detracted from return. Refiners continued to benefit from a wide price differential between light and heavy crude oil and rising volumes. We strongly believe that this cannot continue and profit margins at refiners will be compressed going forward. As a result, we continue to remain cautious in this area of the sector.

     .    In this environment, the Portfolio's positioning has not changed dramatically as we continue to favor oil and gas exploration and production companies, oil service providers, drillers, and coal producers.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GLOBAL RESOURCES
  PORTFOLIO, THE LIPPER NATURAL RESOURCES FUNDS INDEX AND THE S&P 500(R) INDEX
                             FORTHE PAST TEN YEARS.

                                                    Lipper Natural
                 Institutional    Investor A   Resources Funds Index  S&P 500(R) Index
                 -------------    ----------   ---------------------  ----------------
09/30/1995            $ 10,000      $  9,424                $ 10,000          $ 10,000
12/31/1995              10,456         9,850                  10,650            10,602
03/31/1996              12,121        11,414                  11,518            11,171
06/30/1996              13,857        13,044                  12,050            11,673
09/30/1996              15,247        14,337                  12,501            12,033
12/31/1996              17,841        16,770                  13,725            13,036
03/31/1997              17,272        16,221                  13,198            13,386
06/30/1997              18,476        17,344                  14,554            15,723
09/30/1997              23,490        22,034                  16,995            16,901
12/31/1997              18,886        17,703                  15,746            17,386
03/31/1998              18,806        17,635                  16,341            19,811
06/30/1998              15,869        14,867                  15,277            20,465
09/30/1998              11,576        10,840                  12,801            18,429
12/31/1998               9,747         9,120                  12,106            22,354
03/31/1999               9,863         9,221                  13,217            23,468
06/30/1999              12,008        11,215                  15,694            25,122
09/30/1999              13,089        12,221                  15,852            23,554
12/31/1999              11,283        10,532                  16,163            27,058
03/31/2000              13,061        12,184                  18,072            27,679
06/30/2000              16,625        15,498                  18,764            26,944
09/30/2000              19,059        17,750                  20,108            26,683
12/31/2000              20,847        19,393                  20,888            24,595
03/31/2001              20,702        19,236                  19,858            21,679
06/30/2001              21,378        19,846                  19,270            22,948
09/30/2001              17,746        16,467                  16,283            19,580
12/31/2001              20,325        18,849                  18,260            21,672
03/31/2002              22,875        21,156                  20,086            21,732
06/30/2002              22,711        20,990                  18,855            18,820
09/30/2002              19,359        17,824                  15,751            15,569
12/31/2002              21,494        19,772                  16,942            16,882
03/31/2003              21,165        19,458                  16,739            16,351
06/30/2003              25,937        23,824                  18,394            18,868
09/30/2003              27,358        25,107                  18,371            19,367
12/31/2003              34,546        31,683                  21,387            21,725
03/31/2004              37,765        34,605                  22,835            22,093
06/30/2004              40,589        37,180                  23,993            22,473
09/30/2004              45,599        41,746                  26,869            22,053
12/31/2004              51,138        46,770                  28,927            24,089
03/31/2005              58,483        53,472                  32,914            23,572
06/30/2005              61,221        55,933                  34,411            23,894
09/30/2005              81,345        74,258                  42,704            24,756

                      For Period Ending September 30, 2005

                           Average Annual Total Return
                                     1 Year      3 Year     5 Year    10 Year
                                     ------      ------     ------    -------
Institutional Class                   78.39%      61.37%     33.67%     23.32%
Investor A Class (Load Adjusted)      67.65%      57.76%     31.58%     22.20%
Investor A Class (NAV)                77.88%      60.91%     33.14%     22.93%
Investor B Class (Load Adjusted)      72.21%      59.39%     32.12%     22.03%
Investor B Class (NAV)                76.71%      59.85%     32.25%     22.03%
Investor C Class (Load Adjusted)      75.64%      59.81%     32.28%     22.05%
Investor C Class (NAV)                76.64%      59.81%     32.28%     22.05%

effective January 31, 2005, the fund closed to new investors. Existing shareholders on the date of closing may make additional investments in current accounts. in addition, new accounts may be opened by (i) any investor if the tax id number for the new account will be the same as that for a current account and (ii) 401(k), 403 (b), 457 and other similar group retirement plan programs that have current accounts.

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Investor A Shares, 3/2/90; Institutional Shares,
6/1/93; Investor C Shares, 6/1/93; and Investor B Shares, 1/1/99. See "Note on
Performance Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the portfolio is actively managed and its composition will vary.

28

                          Global Resources Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Peabody Energy Corp.                      7.8%
CONSOL Energy, Inc.                       7.4
Massey Energy Co.                         4.8
Arch Coal, Inc.                           4.5
Penn West Energy Trust                    4.4
Newfield Exploration Co.                  4.0
Plains Exploration & Production Co.       4.0
Patterson-UTI Energy, Inc.                3.8
Vintage Petroleum, Inc.                   3.6
BJ Services Co.                           2.8
                                         ----
     Total                               47.1%
                                         ====

Industries (% of long-term investments)
Oil & Gas                                64.4%
Metal & Mining                           28.7
Conglomerates                             2.2
Energy & Utilities                        2.0
Manufacturing                             1.5
Transportation                            0.9
Finance                                   0.2
Motor Vehicles                            0.1
                                        -----
     Total                              100.0%
                                        =====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Actual Expenses
                        -------------------------------------------------------------
                         Institutional      Investor        Investor        Investor
                             Class          A Class         B Class         C Class
                        --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,390.90        1,388.70        1,383.80      1,383.80
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               6.23            8.02           12.19         12.19

                                             Hypothetical Expenses
                                          (5% return before expenses)
                        -------------------------------------------------------------
                         Institutional      Investor        Investor        Investor
                             Class          A Class         B Class         C Class
                        --------------- --------------- --------------- -------------
Beginning Account
 Value (4/01/05)           $   1,000.00    $   1,000.00    $   1,000.00  $   1,000.00
Ending Account Value
 (9/30/05)                     1,019.72        1,018.20        1,014.64      1,014.64
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               5.28            6.80           10.36         10.36

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.04%, 1.34%, 2.04%, and 2.04% for the Institutional, Investor A, B,
and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              29

                      All-Cap Global Resources Portfolio

Inception Date: February 16, 2005

Total Net Assets (9/30/05): $244.4 million

Performance Benchmark:

     Lipper Natural Resources Funds Index
     S&P 500(R) Index

Investment Approach:

     Seeks to provide long-term growth of capital by investing at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities. The Portfolio may invest in companies located anywhere in the world and will generally invest in at least three countries and in companies tied economically to a number of countries. In selecting investments, the management team seeks to invest in companies and industries that appear to have the potential for above-average long-term performance. These may include companies that are expected to show above-average growth over the long term as well as those that appear to be trading below their true worth. The Portfolio may invest up to 20% of its assets in other U.S. and foreign investments including stocks and bonds of companies not associated with energy or natural resources. The Portfolio does not limit its investments to companies of any particular size, and may invest in securities of companies with small to large capitalizations.

Recent Portfolio Management Activity:

     .    All share classes outperformed the benchmarks since its inception in
February 2005.

     .    Since inception, the Portfolio posted substantial gains in a market environment in which the energy sector has provided clear market leadership as the underlying energy commodity prices have risen substantially. Sustained long-term global economic growth and strong incremental demand coming from China due to the continued urbanization of the country combined with limited excess supply of energy resources have created significant tightness within the worldwide energy system. With this as a back-drop, strong economic growth, a hotter than normal summer in U.S., continued geo-political turmoil and significant storm activity in the Gulf of Mexico, a major U.S. oil and gas production and refining area, have propelled energy prices to historically high levels.

     .    Despite the volatility in the energy sector since the inception of the
Portfolio, gains in the energy sector have been fairly broad based across industries contributing to the Portfolio's strong absolute returns. The
Portfolio's emphasis on coal producers and exploration and production companies has provided the most significant boost to relative returns. Additionally, strong stock selection within the integrated oil and gas industry has also aided absolute return comparisons. In general, the Portfolio's emphasis on companies with market capitalizations between $5 and $15 billion, particularly within the
Portfolio's holdings in the integrated oil and gas industry, has aided performance, as these companies' revenues tend to have greater exposure in a rising price environment. Coal companies such as Consol Energy, Peabody Energy, and Arch Coal all benefited from rising long-term contract pricing as well as increasing global demand for coal, stemming from greater use of electricity and steel manufacturing.

     .    In contrast, a lack of exposure to refiners such as Valero modestly detracted from return comparisons. This area of the sector generated the largest returns over the period as refiners continue to benefit from a wide price differential between light and heavy crude oil and rising volumes. We strongly believe that this cannot continue and profit margins at refiners will be compressed going forward. As a result, we continue to remain cautious in this area of the sector.

     .    In this environment, the Portfolio's positioning has not changed dramatically as we continue to favor oil and gas exploration and production companies, oil service providers, drillers, and coal producers.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALL-CAP GLOBAL
   RESOURCES PORTFOLIO, THE LIPPER NATURAL RESOURCES FUNDS INDEX AND THE S&P
                          500(R) INDEX FROM INCEPTION.

                                  [LINE CHART]

                                              Lipper Natural
                                                Resources
                 Institutional   Investor A    Funds Index      S&P 500(R) Index
                 -------------   ----------   --------------    ----------------
02/16/2005          $ 10,000        $ 9,425         $ 10,000            $ 10,000
02/28/2005            10,190          9,604           10,449               9,950
03/31/2005            10,060          9,482           10,248               9,774
04/30/2005             9,490          8,944            9,589               9,589
05/31/2005             9,890          9,321            9,942               9,894
06/30/2005            10,670         10,057           10,714               9,908
07/31/2005            11,610         10,933           11,645              10,276
08/31/2005            12,640         11,904           12,477              10,183
09/30/2005            13,560         12,724           13,295              10,265

       Average Annual Total Return
                                        From
                                      Inception
                                     ----------
Institutional Class                       35.60%
Service Class                             35.10%
Investor A Class (Load Adjusted)          27.24%
Investor A Class (NAV)                    35.00%
Investor B Class (Load Adjusted)          29.90%
Investor B Class (NAV)                    34.40%
Investor C Class (Load Adjusted)          33.60%
Investor C Class (NAV)                    34.60%

The inception date of the Portfolio's Institutional, Service, Investor A,
Investor B, and Investor C shares was 02/16/2005. See "Note on Performance
Information" on page 42 for further information on how performance data was calculated,including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

30

                       All-Cap Global Resources Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Peabody Energy Corp.                      3.4%
EOG Resources, Inc.                       3.4
Massey Energy Co.                         3.2
CONSOL Energy, Inc.                       3.1
Arch Coal, Inc.                           2.7
Statoil ASA - ADR                         2.5
Cairn Energy PLC                          2.4
Canadian Natural Resources                2.3
McDermott International, Inc.             2.3
Talisman Energy, Inc. - ADR               2.2
                                        -----
     Total                               27.5%
                                        =====

Industries (% of long-term investments)
Oil & Gas                                70.5%
Metal & Mining                           24.0
Energy & Utilities                        4.1
Conglomerate                              1.4
                                        -----
     Total                              100.0%
                                        =====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            Actual Expenses
                        ---------------------------------------------------------------------------------------
                         Institutional        Service           Investor          Investor          Investor
                             Class             Class            A Class           B Class           C Class
                        ---------------   ---------------   ---------------   ---------------   ---------------
Beginning Account
 Value (4/01/05)           $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/05)                     1,347.90          1,343.00          1,342.00          1,338.70          1,338.00
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               6.12              7.87              7.87             11.96             11.96

                                                         Hypothetical Expenses
                                                      (5% return before expenses)
                        ---------------------------------------------------------------------------------------
                         Institutional        Service           Investor          Investor          Investor
                             Class             Class            A Class           B Class           C Class
                        ---------------   ---------------   ---------------   ---------------   ---------------
Beginning Account
 Value (4/01/05)           $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/05)                     1,019.72          1,018.20          1,018.20          1,014.64          1,014.64
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               5.28              6.80              6.80             10.36             10.36

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.04%, 1.34%, 1.34%, 2.04%, and 2.04% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the period the fund was open during the one-half year period).

                                                                              31

                            Health Sciences Portfolio

Total Net Assets (9/30/05): $347.3 million

Performance Benchmark:

     Lipper Health/Biotechnology Funds Index
     S&P 500(R) Index

Investment Approach:

     Seeks to provide long-term growth of capital by investing at least 80% of its total assets in securities of companies in health sciences and related industries.  The management team expects to invest in health sciences companies comparable in size to those in the health care sector of the Russell 3000(Reg.
TM) Index or similar companies, including non-U.S. companies.  In selecting investments, the management team seeks to invest in companies and industries that appear to have the potential for above-average growth over the long term.

Recent Portfolio Management Activity:

     .    On January 31, 2005, BlackRock Inc., the parent of BlackRock Advisors,
Inc. (BAI), acquired SSRM Holdings, Inc., the parent of State Street Research &
Management (SSRM), the investment adviser to the State Street Research mutual funds. In connection with the transaction, the BlackRock Health Sciences
Portfolio (the Portfolio) reorganized with the State Street Research Health
Sciences Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the Portfolio in exchange for shares of the
Portfolio, which were then distributed to the SSR Fund shareholders.  For periods prior to January 31, 2005, the performance information shown reflects the performance of the SSR Fund, which had substantially similar investment goals and strategies as the Portfolio.

     .    All share classes outperformed the Lipper Health/Biotechnology Funds
Index and the S&P 500(R) Index for the annual period.

     .    U.S. equity markets posted solid gains during the annual period, with the majority of positive returns coming during the fourth quarter of 2004.
Despite investors exhibiting caution as concern over oil prices, interest rates and economic growth remained in the spotlight, the S&P 500(R) Index gained 12.25% in the annual period.  The health care sector, within the broader
S&P 500(R) Index, also delivered positive returns in the period, rising
10.26%.  In this environment, all industries within the Portfolio posted absolute gains in the annual period.

     .    The Portfolio's allocation to the biotechnology industry was the most significant contributor to performance in the period.  A diverse mix of securities contributed to returns, as both large and small capitalization stocks made a positive impact on both relative and absolute returns.  Within the large capitalization universe, holdings in Amgen Inc. and Genentech Inc.
led outperformance while allocations to Momenta Pharmaceuticals Inc. and
ViroPharma Inc. drove performance in the small capitalization universe.

     .    The Portfolio's positioning in the healthcare providers & services and healthcare equipment & supplies industries benefited performance in the period.
Within the health care providers & services industry, managed care providers, including WellPoint Inc., Aetna Inc. and UnitedHealth Group Inc., aided returns while medical equipment maker Aspect Medical Systems Inc. drove returns in the healthcare equipment and supplies industry.

     .    The Portfolio experienced modest absolute gains in the pharmaceuticals industry, however, select securities hurt overall performance.  The Portfolio's exposure to Elan Corp. Plc detracted from performance as its shares declined due to the unexpected withdrawal of a major drug it produces.  Additionally, positions in two large pharmaceutical companies detracted from absolute gains during the period, though our underweight to these companies helped relative returns.  The Portfolio's exposure to select European-based companies, including Roche Holdings Ltd., led gains among non-U.S. pharmaceuticals.

     .    The Portfolio's positioning continues to reflect our long-term view that health care will remain a rapidly growing segment of the U.S. economy.
During the latter part of the annual period, we modestly decreased our exposure to the biotechnology industry following a period of strength. Within the biotechnology industry, we continue to find more compelling investment opportunities among small- and mid-capitalization securities. In addition, the weighting to the health care services industry was increased, predominantly by adding to our HMO and Pharmacy Benefit Manager ("PBM") exposure. Within the pharmaceuticals industry, we continue to favor the stronger pipelines of
European-based companies and remain cautious on large capitalization pharmaceuticals.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HEALTH SCIENCES
    PORTFOLIO, THE LIPPER HEALTH/BIOTECHNOLOGY FUNDS INDEX AND THE S&P 500(R)
                              INDEX FROM INCEPTION.

                                  [LINE CHART]

                 Institutional   Investor A   Lipper Health/Biotechnology Funds Index   S&P 500(R) Index
                 -------------   ----------   ---------------------------------------   ----------------
12/21/1999            $ 10,000     $  9,425                                  $ 10,000           $ 10,000
12/31/1999              10,580        9,972                                    10,647             10,253
03/31/2000              11,930       11,244                                    11,651             10,488
06/30/2000              14,295       13,473                                    13,747             10,209
09/30/2000              17,001       16,024                                    15,153             10,111
12/31/2000              16,434       15,479                                    15,297              9,319
03/31/2001              14,074       13,265                                    12,311              8,215
06/30/2001              16,242       15,288                                    13,941              8,695
09/30/2001              14,869       13,984                                    12,610              7,419
12/31/2001              17,075       16,042                                    13,697              8,212
03/31/2002              15,972       15,003                                    12,812              8,234
06/30/2002              13,560       12,730                                    10,852              7,131
09/30/2002              12,119       11,361                                     9,974              5,899
12/31/2002              13,192       12,362                                    10,108              6,397
03/31/2003              13,387       12,546                                    10,199              6,196
06/30/2003              18,048       16,898                                    11,892              7,149
09/30/2003              19,750       18,471                                    12,190              7,338
12/31/2003              22,040       20,600                                    13,193              8,232
03/31/2004              23,317       21,782                                    13,880              8,371
06/30/2004              23,507       21,940                                    14,089              8,515
09/30/2004              22,717       21,184                                    13,533              8,356
12/31/2004              25,324       23,599                                    14,741              9,128
03/31/2005              23,888       22,245                                    13,912              8,932
06/30/2005              26,359       24,542                                    14,918              9,054
09/30/2005              28,784       26,774                                    16,082              9,380

                      For period ending September 30, 2005

                           Average Annual Total Return
                                                                      From
                                    1 Year    3 Year    5 Year     Inception
                                    ------    ------    ------     ----------
Institutional Class                  26.71%    33.42%    11.11%         20.08%
Service Class                        26.60%    33.15%    10.85%         19.84%
Investor A Class (Load Adjusted)     19.10%    30.47%     9.51%         18.58%
Investor A Class (NAV)               26.39%    33.08%    10.81%         19.80%
Investor B Class (Load Adjusted)     20.99%    31.44%     9.84%         19.07%
Investor B Class (NAV)               25.49%    32.11%    10.11%         19.15%
Investor C Class (Load Adjusted)     24.56%    32.15%    10.07%         19.11%
Investor C Class (NAV)               25.56%    32.15%    10.07%         19.11%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Investor A Shares, 12/21/99; Institutional
Shares, 10/16/00; Investor B Shares, 10/16/00; Investor C Shares, 10/16/00; and
Service Shares, 1/28/05 . See "Note on Performance Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

32

                           Health Sciences Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Roche Holdings Ltd.                       6.9%
WellPoint, Inc.                           6.2
UnitedHealth Group, Inc.                  5.8
Caremark Rx, Inc.                         4.7
Baxter International, Inc.                4.6
Genetech, Inc.                            3.7
Wyeth                                     3.6
Cigna Corp.                               3.1
Amgen, Inc.                               3.0
Medco Health Solutions, Inc.              2.6
                                        -----
     Total                               44.2%
                                        =====

Industries (% of long-term investments)
Pharmaceuticals                          41.2%
Medical & Medical Services               34.0
Medical Instruments & Supplies           15.4
Insurance                                 9.4
                                        -----
     Total                              100.0%
                                        =====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            Actual Expenses
                        ---------------------------------------------------------------------------------------
                         Institutional        Service           Investor          Investor          Investor
                             Class             Class            A Class           B Class           C Class
                        ---------------   ---------------   ---------------   ---------------   ---------------
Beginning Account
 Value (4/01/05)           $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/05)                     1,204.90          1,205.00          1,203.60          1,199.00          1,198.90
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               6.91              8.57              8.56             12.40             12.40

                                                         Hypothetical Expenses
                                                      (5% return before expenses)
                        ---------------------------------------------------------------------------------------
                         Institutional        Service           Investor          Investor          Investor
                             Class             Class            A Class           B Class           C Class
                        ---------------   ---------------   ---------------   ---------------   ---------------
Beginning Account
 Value (4/01/05)           $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/05)                     1,018.65          1,017.13          1,017.13          1,013.58          1,013.58
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               6.35              7.87              7.87             11.42             11.42

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.25%, 1.55%, 1.55%, 2.25%, and 2.25% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              33

                         U.S. Opportunities Portfolio

Total Net Assets (9/30/05): $96.0 million

Performance Benchmark:

     S&P/Citigroup Extended Market Index U.S. ("S&P/Citigroup EMI U.S.")

Investment Approach:

     Seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities of U.S. emerging capitalization companies
(defined as those with market capitalizations equal to those within the universe of the S&P/Citigroup EMI U.S. stocks) with relatively attractive earnings growth potential and valuation.  The Portfolio management team uses a multi-factor screen to identify stocks that have above-average return potential.  The factors and the weight assigned to a factor may change depending on market conditions.  The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

Recent Portfolio Management Activity:

     .    All share classes outperformed the benchmark for the annual period.

     .    During the annual period, international markets significantly outperformed the U.S. equity market with emerging markets generating the greatest return.  International market returns in the period were higher even though foreign currencies weakened relative to the U.S. dollar.  Following the pattern of recent years, small capitalization stocks outperformed large capitalization stocks and value stocks outperformed growth stocks.  Globally, as measured by the S&P/Citigroup Broad Market Index, the energy, materials and utilities sectors outperformed the broader index during the period while the industrials sector performed in-line with the index.  The consumer discretionary, technology and health care sectors were the worst performers in the period.

     .    The annual period was comprised of a cyclical advance from October
2004 through February 2005.  This was followed by a two-month consolidation and then a cyclical rally lasting through the end of the annual period.  The cyclical advances were primarily driven by better-than-expected GDP growth in countries outside of the U.S.  Energy led the world equity markets as commodity prices reached record highs due to both strong economic demand and supply shocks resulting from the active hurricane season in the U.S.

     .    For the annual period, security selection was the primary driver of the Portfolio's outperformance versus its benchmark, particularly in the information technology and consumer discretionary sectors.  This was slightly offset by the Portfolio's security selection in the materials, health care and industrials sectors.

     .    Within the information technology sector, allocations to Powerwave
Technologies Inc., aQuantive Inc. and MEMC Electronic Materials Inc.
contributed the most to performance.  While the Portfolio benefited from security selection within the sector, at the end of the annual period we were underweight to the information technology sector due to continued concern about the margin performance for the broader industry and demand following the
Christmas season.  The cyclical nature of the industry has become more pronounced with the consumer driving an increasing percentage of the business.

     .    In the consumer discretionary sector, solid stock selection and an overweight in hotel and gaming stocks contributed positively to performance in the annual period.  Scientific Games Corp. and Gaylord Entertainment Company
were positive contributors, as was Genesco Inc., a shoe retailer.

     .    Detracting from performance during the period was lack of exposure to select medical device companies in the healthcare sector.  In addition, poor stock selection in the industrials sector hurt performance as the Portfolio's exposure to EGL Inc. and GrafTech International Ltd. detracted from returns as each stock fell sharply in the period.

     .    The Portfolio was cyclically biased throughout much of the annual period.  The cyclical bias was reduced in the latter part of the period as high energy prices and the potential for rising interest rates could have a negative impact on global economic growth.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. OPPORTUNITIES
            PORTFOLIO AND THE S&P/CITIGROUP EMI U.S. FROM INCEPTION.

                                  [LINE CHART]

                 Institutional   Investor A   S&P/Citigroup EMI U.S.
                 -------------   ----------   ----------------------
05/01/1998            $ 10,000     $  9,425                 $ 10,000
06/30/1998              10,950       10,320                    9,518
09/30/1998               9,390        8,841                    7,732
12/31/1998              13,030       12,253                    9,126
03/31/1999              15,880       14,920                    8,645
06/30/1999              20,950       19,661                    9,897
09/30/1999              24,730       23,186                    9,234
12/31/1999              41,897       39,221                   11,107
03/31/2000              55,260       51,678                   12,415
06/30/2000              53,197       49,701                   11,970
09/30/2000              50,359       46,992                   12,452
12/31/2000              38,649       36,015                   11,544
03/31/2001              30,128       28,045                   10,447
06/30/2001              36,305       33,752                   11,892
09/30/2001              27,054       25,120                    9,716
12/31/2001              33,256       30,851                   11,524
03/31/2002              30,464       28,220                   12,034
06/30/2002              25,578       23,660                   11,072
09/30/2002              20,257       18,721                    9,084
12/31/2002              20,381       18,809                    9,693
03/31/2003              19,854       18,312                    9,318
06/30/2003              23,732       21,848                   11,230
09/30/2003              25,686       23,631                   12,104
12/31/2003              30,122       27,679                   13,843
03/31/2004              31,503       28,907                   14,689
06/30/2004              31,782       29,141                   14,773
09/30/2004              31,549       28,907                   14,495
12/31/2004              35,644       32,634                   16,519
03/31/2005              34,807       31,830                   16,031
06/30/2005              36,451       33,306                   16,769
09/30/2005              39,631       36,185                   17,723

                      For period ending September 30, 2005

                           Average Annual Total Return
                                                                        From
                                     1 Year    3 Year     5 Year     Inception
                                     ------    ------    --------    ---------
Institutional Class                   25.61%    25.07%      (4.68)%      20.40%
Service Class                         25.24%    24.67%      (4.99)%      20.03%
Investor A Class (Load Adjusted)      17.96%    22.14%      (6.21)%      18.93%
Investor A Class (NAV)                25.18%    24.57%      (5.09)%      19.89%
Investor B Class (Load Adjusted)      19.77%    22.86%      (6.07)%      19.02%
Investor B Class (NAV)                24.27%    23.63%      (5.80)%      19.02%
Investor C Class (Load Adjusted)      23.24%    23.61%      (5.82)%      19.00%
Investor C Class (NAV)                24.24%    23.61%      (5.82)%      19.00%

The inception date of the Portfolio's Institutional, Service, Investor A,
Investor B, and Investor C Shares was 5/1/98. See "Note on Performance
Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.  Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

34

                         U.S. Opportunities Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
American Tower Corp. - Class A             1.4%
Powerwave Technologies, Inc.               1.4
T. Rowe Price Group, Inc.                  1.4
Phelps Dodge Corp.                         1.4
E*TRADE Financial Corp.                    1.4
Goodrich Corp.                             1.3
CB Richard Ellis Group, Inc. - Class A     1.3
Washington Group International, Inc.       1.3
MDU Resources Group, Inc.                  1.3
ENSCO International, Inc.                  1.3
                                          ----
     Total                                13.5%
                                          ====

Top Ten Industries (% of long-term investments)
Oil & Gas                                  9.7%
Manufacturing                              7.2
Telecommunications                         6.5
Energy & Utilities                         6.5
Metal & Mining                             5.7
Medical & Medical Services                 5.6
Entertainment & Leisure                    5.5
Retail Merchandising                       5.1
Real Estate                                4.9
Business Services                          4.3
                                          ----
     Total                                61.0%
                                          ====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            Actual Expenses
                        ---------------------------------------------------------------------------------------
                         Institutional        Service           Investor          Investor          Investor
                             Class             Class            A Class           B Class           C Class
                        ---------------   ---------------   ---------------   ---------------   ---------------
Beginning Account
 Value (4/01/05)           $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/05)                     1,138.60          1,137.10          1,136.80          1,132.30          1,132.00
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               8.58             10.18             10.71             14.70             14.70

                                                         Hypothetical Expenses
                                                      (5% return before expenses)
                        ---------------------------------------------------------------------------------------
                         Institutional        Service           Investor          Investor          Investor
                             Class             Class            A Class           B Class           C Class
                        ---------------   ---------------   ---------------   ---------------   ---------------
Beginning Account
 Value (4/01/05)           $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/05)                     1,016.88          1,015.35          1,014.85          1,011.04          1,011.04
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               8.12              9.65             10.15             13.96             13.96

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.60%, 1.90%, 2.00%, 2.75%, and 2.75% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              35

                     International Opportunities Portfolio

Total Net Assets (9/30/05): $718.2 million

Performance Benchmark:

     S&P/Citigroup Extended Market Index Global Ex-U.S. ("S&P/Citigroup EMI
Global Ex-U.S.")

Investment Approach:

     Seeks long-term capital appreciation by normally investing at least 80% of its net assets in equity securities issued by international emerging capitalization companies (defined as those with market capitalizations equal to those within the universe of S&P/Citigroup EMI Global Ex-U.S. stocks).  The
Portfolio may invest up to 25% of its net assets in stocks of issuers in emerging market countries.  The Portfolio management team uses a multi-factor screen to identify stocks that have above average return potential.  The factors and the weight assigned to a factor may change depending on market conditions.  The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

Recent Portfolio Management Activity:

     .    All share classes outperformed the benchmark for the annual period.

     .    During the annual period, international markets significantly outperformed the U.S. equity market with emerging markets generating the greatest return.  International market returns in the period were higher even though foreign currencies weakened relative to the U.S. dollar.  Following the pattern of recent years, small capitalization stocks outperformed large capitalization stocks and value stocks outperformed growth stocks.  Globally, as measured by the S&P/Citigroup Broad Market Index, the energy, materials and utilities sectors outperformed the broader index during the period while the industrials sector performed in-line with the index.  The consumer discretionary, technology and health care sectors were the worst performers in the period.

     .    The annual period was comprised of a cyclical advance from October
2004 through February 2005.  This was followed by a two-month consolidation and then a cyclical rally lasting through the end of the annual period.  The cyclical advances were primarily driven by better-than-expected GDP growth in countries outside of the U.S.  Energy led the world equity markets as commodity prices reached record highs due to both strong economic demand and supply shocks resulting from the active hurricane season in the U.S.

     .    For the annual period, the Portfolio's country allocation, sector allocation and individual security selection all benefited relative performance versus its benchmark.  Country allocation was aided by the Portfolio's overweight positions in the strong performing markets of Norway, Austria and
India.  In addition, the Portfolio's underweight positions in Taiwan,
Switzerland and the United Kingdom were beneficial to performance as these markets underperformed for the period.  Positive country selection was slightly tempered by the Portfolio's overweight allocations to Hong Kong and Thailand, as well as an underweight allocation to Australia.

     .    From a sector perspective, the industrials and consumer discretionary sectors were the best performing sectors versus the benchmark.  Asian construction and machinery stocks, including Hanjin Heavy Industries &
Construction Co., Hyundai Development Co. and Sumitomo Heavy Industries Ltd.,
helped drive industrial sector performance.  Within the consumer discretionary sector, small European retails, including Lindex AB and Cortefiel S.A., and the
Japanese homebuilder, Joint Corp., drove outperformance in the sector.  The
Portfolio's underweight to the utilities sector and its small allocation to cash resulted in negative relative performance for the period.

     .    As a result of the integration of China and India into world markets, we are maintaining the cyclical bias of the Portfolio with overweight positions in the industrials and materials sectors at the end of the annual period.  We believe that a significant replacement cycle exists for machinery which should help dampen overall cyclical exposure for these stocks.  The largest overall exposure versus the benchmark at the end of the period is the Portfolio's substantial overweight to Japan as we believe there to be significant opportunity for domestic related Japanese stocks.

   COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERNATIONAL
OPPORTUNITIES PORTFOLIO AND THE S&P/CITIGROUP EMI GLOBAL EX-U.S. FROM INCEPTION.

                                  [LINE CHART]

                 Institutional   Investor A   S&P/Citigroup EMI Global Ex-U.S.
                 -------------   ----------   --------------------------------
09/26/1997            $ 10,000     $  9,497                           $ 10,000
09/30/1997               9,970        9,468                             10,028
12/31/1997               9,483        8,996                              8,904
03/31/1998              11,384       10,788                             10,356
06/30/1998              11,997       11,350                             10,158
09/30/1998               9,614        9,092                              8,574
12/31/1998              10,538        9,935                              9,681
03/31/1999              10,764       10,127                              9,846
06/30/1999              12,722       11,963                             10,587
09/30/1999              14,601       13,702                             11,070
12/31/1999              26,522       24,889                             12,137
03/31/2000              33,056       30,958                             12,420
06/30/2000              28,509       26,693                             12,053
09/30/2000              28,037       26,213                             11,372
12/31/2000              24,365       22,749                             10,613
03/31/2001              21,041       19,625                              9,586
06/30/2001              21,601       20,118                              9,847
09/30/2001              18,501       17,205                              8,290
12/31/2001              20,182       18,744                              9,056
03/31/2002              22,684       21,046                              9,630
06/30/2002              22,821       21,140                              9,742
09/30/2002              18,961       17,546                              8,045
12/31/2002              19,572       18,098                              8,433
03/31/2003              18,812       17,370                              8,064
06/30/2003              21,825       20,130                              9,934
09/30/2003              24,850       22,890                             11,272
12/31/2003              29,217       26,892                             13,071
03/31/2004              30,974       28,478                             14,351
06/30/2004              29,828       27,397                             14,316
09/30/2004              30,463       27,949                             14,481
12/31/2004              36,235       33,219                             16,899
03/31/2005              37,104       34,002                             17,441
06/30/2005              37,142       33,990                             17,370
09/30/2005              43,280       39,578                             19,327

                      For period ending September 30, 2005

                           Average Annual Total Return
                                                                   From
                                   1 Year   3 Year    5 Year    Inception
                                   ------   ------   --------   ---------
Institutional Class                 41.95%   31.63%      9.05%      20.06%
Service Class                       41.58%   31.25%      8.68%      19.68%
Investor A Class (Load Adjusted)    34.45%   28.89%      7.47%      18.73%
Investor A Class (NAV)              41.52%   31.12%      8.58%      19.49%
Investor B Class (Load Adjusted)    35.94%   29.42%      7.47%      18.63%
Investor B Class (NAV)              40.44%   30.11%      7.76%      18.63%
Investor C Class (Load Adjusted)    39.47%   30.12%      7.77%      18.63%
Investor C Class (NAV)              40.47%   30.12%      7.77%      18.63%

The inception date of the Portfolio's Institutional, Service, Investor A,
Investor B, and Investor C Shares was 9/26/97. See "Note on Performance
Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.  Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

36

                      International Opportunities Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Bharti Tele-Ventures Ltd.                  1.7%
Antofagasta PLC                            1.4
Prosafe ASA                                1.4
Federal Home Loan Bank, Discount Notes     1.4
Exel PLC                                   1.4
Mitsui Trust Holdings, Inc.                1.4
Rheinmetall AG                             1.3
Tullow Oil PLC                             1.3
Yamaha Motor Co., Ltd.                     1.2
Zinifex Ltd.                               1.1
                                         -----
     Total                                13.6%
                                         =====

Top Ten Countries (% of long-term investments)
Japan                                     31.9%
United Kingdom                            15.7
Germany                                    9.0
Norway                                     4.6
Canada                                     4.0
South Korea                                3.9
United States                              3.5
Sweden                                     3.5
Finland                                    2.9
Hong Kong                                  2.7
                                          ----
     Total                                81.7%
                                          ====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            Actual Expenses
                        ---------------------------------------------------------------------------------------
                         Institutional        Service           Investor          Investor          Investor
                             Class             Class            A Class           B Class           C Class
                        ---------------   ---------------   ---------------   ---------------   ---------------
Beginning Account
 Value (4/01/05)           $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/05)                     1,165.40          1,163.50          1,163.30          1,158.90          1,158.70
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               7.87              9.49              9.49             13.64             13.64

                                                          Hypothetical Expenses
                                                      (5% return before expenses)
                        ---------------------------------------------------------------------------------------
                         Institutional        Service           Investor          Investor          Investor
                             Class             Class            A Class           B Class           C Class
                        ---------------   ---------------   ---------------   ---------------   ---------------
Beginning Account
 Value (4/01/05)           $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/05)                     1,017.64          1,016.12          1,016.12          1,012.21          1,012.21
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               7.36              8.88              8.88             12.79             12.79

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 1.45%, 1.75%, 1.75%, 2.52%, and 2.52% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              37

                          Asset Allocation Portfolio

Total Net Assets (9/30/05): $772.4 million

Performance Benchmark:

     60% S&P 500(R) Index / 40% Lehman Brothers U.S. Aggregate Index

Investment Approach:

     Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories:
stocks, bonds and, to a lesser extent, money market instruments. The fund management team uses a combination of quantitative and fundamental analysis to evaluate the relative attractiveness of various segments in the equity universe, defined by style, capitalization range and geographic location. The fund management team regularly reviews and allocates varying percentages of the fund to equity investment management team members responsible for security selection within these distinctive disciplines, including stocks of large, middle and small capitalization companies, companies that appear to be trading below their true worth, companies with significant growth opportunities, firms in specialized sectors and international companies. Within each discipline, investment decisions are primarily the result of bottom-up security selection that, in turn, drives sector and industry weightings as well as average market capitalization. The fixed income investment management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and corporate bonds. The Portfolio invests primarily in dollar-denominated investment grade bonds, but may invest up to
20% of its fixed income allocation in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers.

Recent Portfolio Management Activity:

     .    On January 31, 2005, BlackRock, Inc., the parent of BlackRock
Advisors, Inc. (BAI), acquired SSRM Holdings, Inc., the parent of State Street
Research & Management Company (SSRM), the investment adviser to the State Street
Research mutual funds. In connection with the transaction, the BlackRock
Balanced Portfolio reorganized with the State Street Research Asset Allocation
Fund (the SSR Fund) and was renamed the BlackRock Asset Allocation Portfolio
(the Portfolio). The SSR Fund transferred substantially all of its assets and liabilities to the Portfolio in exchange for shares of the Portfolio, which were then distributed to the SSR Fund shareholders. For periods prior to January 31,
2005, the performance information shown reflects the performance of the SSR
Fund, which had similar investment goals and strategies as the Portfolio.

     .    All share classes of the Portfolio outperformed the benchmark for the annual period.

     .    The equity market, as measured by the S&P 500 Index, returned 12.25%
for the annual period, with much of the strength driven by a strong fourth quarter of 2004. During the annual period, mid-capitalization stocks outperformed both small and large capitalization stocks while value stocks outperformed growth stocks. Overall, mid-capitalization value stocks were the best performing stocks. In the fixed income markets, interest rates, as measured by the 10-year Treasury bond, increased by 0.21% ending the period at
4.33%. During the annual period, the Federal Open Market Committee increased the Federal Funds target rate eight times, in 25 basis point increments, to
3.75%. The high yield and emerging market sectors outperformed the general fixed income market, with much of the outperformance occurring during the fourth quarter of 2004.

     .    During the annual period, due to equity market outperformance versus the fixed income market, the Portfolio's overweight to equity aided performance. The Portfolio's outperformance was mainly due to the tactical allocation among the different equity styles. With respect to market capitalization exposure, the Portfolio benefited from its overweight to mid-capitalization stocks. In terms of style, the Portfolio's exposure to value stocks was largely beneficial. During the annual period, the Portfolio reduced its exposure to value stocks. The Portfolio's allocation to energy and international stocks was beneficial to performance. Despite the run-up in energy stocks, the Portfolio maintained its exposure to the energy sector. The portfolio management team continues to believe in the long-term value in energy stocks due to the long-term imbalance between limited supply and growing global demand, and the recent supply distortions caused by Hurricane Katrina. The
Portfolio maintained an allocation to international stocks due to their attractive relative valuations and earnings growth prospects. Within the fixed income portion of the Portfolio, the allocation to high yield and emerging markets securities had a positive impact on performance relative to the benchmark. The Portfolio continued to favor low duration, high quality fixed income securities during the annual period. Towards the end of the annual period, the Portfolio reduced its exposure to mortgages.

     .    The Portfolio continued to emphasize equities over fixed income;
ending the annual period with a 68% equity/31% fixed income/1% cash target allocation. This represents an overweight position to equities and underweight position to fixed income relative to the normal strategic allocation of 60%
equity/40% fixed income/0% cash allocation.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ASSET ALLOCATION
  PORTFOLIO AND 60% S&P 500(R) INDEX/40% LEHMAN BROTHERS U.S. AGGREGATE INDEX
                             FOR THE PAST TEN YEARS.

                                                     60% S&P 500(R) Index,
                 Institutional   Investor A   40% Lehman Brothers U.S. Aggregate
                 -------------   ----------   ----------------------------------
09/30/1995          $ 10,000       $  9,429                             $ 10,000
12/31/1995            10,209          9,620                               10,533
03/31/1996            10,734         10,109                               10,793
06/30/1996            11,176         10,519                               11,108
09/30/1996            11,605         10,916                               11,402
12/31/1996            12,294         11,556                               12,110
03/31/1997            12,104         11,371                               12,282
06/30/1997            13,283         12,473                               13,733
09/30/1997            14,642         13,739                               14,541
12/31/1997            14,328         13,437                               14,970
03/31/1998            15,727         14,740                               16,304
06/30/1998            15,728         14,732                               16,783
09/30/1998            14,303         13,388                               16,084
12/31/1998            15,551         14,545                               18,111
03/31/1999            15,662         14,643                               18,616
06/30/1999            16,391         15,315                               19,335
09/30/1999            15,839         14,789                               18,657
12/31/1999            17,608         16,429                               20,285
03/31/2000            18,352         17,114                               20,767
06/30/2000            18,227         16,973                               20,579
09/30/2000            18,806         17,518                               20,720
12/31/2000            19,165         17,840                               20,083
03/31/2001            18,455         17,164                               18,879
06/30/2001            19,374         18,006                               19,595
09/30/2001            17,205         15,978                               18,174
12/31/2001            20,043         18,580                               19,338
03/31/2002            20,018         18,562                               19,387
06/30/2002            18,382         17,033                               18,074
09/30/2002            16,411         15,193                               16,473
12/31/2002            16,921         15,655                               17,439
03/31/2003            16,591         15,338                               17,206
06/30/2003            18,694         17,250                               18,949
09/30/2003            19,299         17,815                               19,247
12/31/2003            21,281         19,632                               20,661
03/31/2004            22,141         20,390                               21,092
06/30/2004            22,138         20,392                               21,101
09/30/2004            21,964         20,198                               21,134
12/31/2004            23,728         21,804                               22,376
03/31/2005            23,394         21,495                               22,049
06/30/2005            23,841         21,871                               22,498
09/30/2005            24,834         22,760                               22,928

                      For period ending September 30, 2005

                           Average Annual Total Return
                                     1 Year   3 Year   5 Year   10 Year
                                     ------   ------   ------   -------
Institutional Class                   13.07%   14.81%    5.72%     9.52%
Service Class                         12.76%   14.45%    5.39%     9.22%
Investor A Class (Load Adjusted)       6.15%   12.19%    4.14%     8.57%
Investor A Class (NAV)                12.68%   14.42%    5.37%     9.21%
Investor B Class (Load Adjusted)       7.33%   12.72%    4.29%     8.43%
Investor B Class (NAV)                11.83%   13.63%    4.63%     8.43%
Investor C Class (Load Adjusted)      10.85%   13.60%    4.64%     8.42%
Investor C Class (NAV)                11.85%   13.60%    4.64%     8.42%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Investor A Shares, 12/29/88; Institutional
Shares, 6/1/93; Investor C Shares, 6/1/93; Investor B Shares, 1/1/99; and
Service Shares, 1/28/05. See "Note on Performance Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.  Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

38

                           Asset Allocation Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
U.S. Treasury Notes                       1.3%
U.S. Treasury Bonds                       1.3
General Electric Co.                      1.2
Exxon Mobil Corp.                         1.2
MidCap Spdr Trust Series 1                1.1
Microsoft Corp.                           1.1
Banco Santader, Certificate of Deposit    1.0
Federal Home Loan Mortgage Corp.          0.9
CONSOL Energy, Inc.                       0.8
Bank of America Corp.                     0.8
                                         ----
     Total                               10.7%
                                         ====

Credit Quality (% of long-term investments)/1/
AAA                                      72.6%
AA                                        8.4
A                                         8.3
BBB                                       6.8
\BBB                                      3.9
                                        -----
     Total                              100.0%
                                        =====

Top Ten Industries (% of long-term investments)
Oil & Gas                                 8.9%
Banks                                     6.8
Finance                                   4.7
Manufacturing                             4.4
Telecommunications                        4.0
Computer Software & Services              3.9
Pharmaceuticals                           3.9
Retail Merchandising                      3.5
Insurance                                 3.3
Energy & Utilities                        3.0
                                         ----
     Total                               46.4%
                                         ====

1  Using the higher of Standard & Poor's ("S&P") or Moody's Investor Service
("Moody's").

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional        Service           Investor          Investor          Investor
                             Class             Class            A Class           B Class           C Class
                        ---------------   ---------------   ---------------   ---------------   ---------------
Beginning Account
 Value (4/01/05)           $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/05)                     1,061.60          1,059.30          1,058.90          1,054.70          1,054.90
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               4.44              5.99              6.45             10.35             10.30

                                                         Hypothetical Expenses
                                                     (5% return before expenses)
                        ---------------------------------------------------------------------------------------
                         Institutional        Service           Investor          Investor          Investor
                             Class             Class            A Class           B Class           C Class
                        ---------------   ---------------   ---------------   ---------------   ---------------
Beginning Account
 Value (4/01/05)           $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/05)                     1,020.63          1,019.11          1,018.65          1,014.80          1,014.85
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               4.37              5.89              6.35             10.20             10.15

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.86%, 1.16%, 1.25%, 2.01%, and 2.00% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              39

                            Index Equity Portfolio

Advisor to the Index Master Portfolio

     Dimensional Fund Advisors Inc.

Total Net Assets (9/30/05): $1.3 billion

Performance Benchmark:

     S&P 500(R) Index

Investment Approach:

     Seeks to approximate the investment performance of the S&P 500(R)
Index, in terms of its total investment return. In pursuit of this goal, the
Portfolio invests all of its assets indirectly, through the The U.S. Large
Company Series (the Index Master Portfolio) of The DFA Investment Trust
Company, in the stocks of the S&P 500(R) Index. The Index Master
Portfolio, under normal market conditions, invests at least 95% of its total assets in substantially all the stocks of the S&P 500(R) Index in approximately the same proportion as they are represented in the Index.

Recent Portfolio Management Activity:

     .    All share classes underperformed the benchmark for the annual period.

     .    The rally in U.S. equity markets during late 2004 -  spurred by falling oil prices, the presidential election resolution and generally benign economic releases - was modestly offset by market weakness in the first quarter of 2005. In the latter portion of the first half of the annual period, investors became increasingly concerned about the impact that higher commodity prices might have on the overall economy and inflation.

     .    Whereas every sector of the S&P 500(R) Index posted solid returns during the fourth quarter of 2004, during the first quarter of 2005, investors favored defensive areas of the market with only four of the ten sectors in the
S&P 500(R) Index generating positive returns. Higher-beta segments of the market, which performed well in the fourth quarter of 2004, declined in the first quarter of 2005. Most notably, the information technology, telecommunication services and financial sectors posted the largest losses.
Small capitalization stocks also fell out of favor with investors, losing 5.3%
during the quarter compared to a loss of 1.9% for large capitalization stocks.
From a valuation standpoint, stronger performance by more defensive areas of the market, such as the energy and utilities sectors, helped value stocks to continue their significant outperformance over their growth counterparts in the large capitalization universe throughout the first half of the annual period.

     .    In the second half of the annual period, the U.S. equity markets modestly rebounded from the negative performance of the first quarter of 2005, with the S&P 500(R) Index returning 1.4% and 3.6% in the second and third quarters of 2005. Inflation fears grew in the period in the face of high energy prices and raw materials costs. Both producers and consumers began to feel the effects of higher prices. In addition, the Federal Reserve continued its tightening cycle, increasing the Federal Funds Target Rate to 3.75%, the eighth
25 basis point incremental rise in the annual period.

     .    In a reversal of recent trends, growth stocks outperformed value stocks in the large capitalization universe during the second half of the annual period. While returns were positive for all capitalization ranges in the period, large capitalization stocks underperformed their small and mid-capitalization counterparts. From a sector perspective, the energy, utilities and information technology sectors posted returns greater than the
S&P 500(R) Index throughout the period. In contrast, the materials, consumer discretionary and industrials sectors all underperformed the S&P
500(R) Index in the period. The energy sector posted the highest absolute return in the period, a result of surging energy costs in the aftermath of hurricanes in the Gulf coast.

     .    The Portfolio, through the investment of all of its assets in The U.S.
Large Company Series of The DFA Investment Trust Company, holds substantially all of the stocks contained in the S&P 500(R) Index in approximately the same proportion as the Index. For the annual period ended September 30, 2005, the S&P 500(R) Index returned 12.3%. The Institutional, Service, Investor
A, Investor B and Investor C class shares of the Portfolio posted total returns of 12.2%, 11.8%, 11.8%, 10.9% and 10.9%, respectively, for the annual period.
The return of each class was less than the return of the S&P(R) 500 Index primarily because of Portfolio and class-specific expenses.

    COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INDEX EQUITY
           PORTFOLIO AND THE S&P 500(R) INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                 Institutional   Investor A   S&P 500(R) Index
                 -------------   ----------   ----------------
09/30/1995          $ 10,000       $  9,700           $ 10,000
12/31/1995            10,596         10,275             10,602
03/31/1996            11,142         10,786             11,171
06/30/1996            11,630         11,249             11,673
09/30/1996            11,982         11,573             12,033
12/31/1996            12,967         12,520             13,036
03/31/1997            13,304         12,830             13,386
06/30/1997            15,608         15,037             15,723
09/30/1997            16,772         16,143             16,901
12/31/1997            17,235         16,560             17,386
03/31/1998            19,631         18,836             19,811
06/30/1998            20,267         19,443             20,465
09/30/1998            18,267         17,495             18,429
12/31/1998            22,157         21,200             22,354
03/31/1999            23,221         22,195             23,468
06/30/1999            24,815         23,683             25,122
09/30/1999            23,265         22,172             23,554
12/31/1999            26,725         25,440             27,058
03/31/2000            27,332         25,974             27,679
06/30/2000            26,539         25,181             26,944
09/30/2000            26,313         24,928             26,683
12/31/2000            24,255         22,951             24,595
03/31/2001            21,374         20,182             21,679
06/30/2001            22,601         21,311             22,948
09/30/2001            19,268         18,150             19,580
12/31/2001            21,314         20,040             21,672
03/31/2002            21,358         20,049             21,732
06/30/2002            18,492         17,333             18,820
09/30/2002            15,288         14,316             15,569
12/31/2002            16,577         15,492             16,882
03/31/2003            16,047         14,976             16,351
06/30/2003            18,506         17,246             18,868
09/30/2003            18,987         17,667             19,367
12/31/2003            21,295         19,778             21,725
03/31/2004            21,645         20,078             22,093
06/30/2004            22,009         20,391             22,473
09/30/2004            21,591         19,983             22,053
12/31/2004            23,571         21,797             24,089
03/31/2005            23,068         21,307             23,572
06/30/2005            23,374         21,570             23,894
09/30/2005            24,219         22,330             24,756

                      For period ending September 30, 2005

                           Average Annual Total Return
                                     1 Year   3 Year   5 Year   10 Year
                                     ------   ------   ------   -------
Institutional Class                   12.17%   16.57%   (1.65)%    9.25%
Service Class                         11.78%   16.10%   (2.06)%    8.84%
Investor A Class (Load Adjusted)       8.39%   14.81%   (2.77)%    8.36%
Investor A Class (NAV)                11.75%   15.97%   (2.18)%    8.70%
Investor B Class (Load Adjusted)       6.43%   14.25%   (3.29)%    7.93%
Investor B Class (NAV)                10.93%   15.14%   (2.90)%    7.93%
Investor C Class (Load Adjusted)       9.90%   15.11%   (2.92)%    7.92%
Investor C Class (NAV)                10.90%   15.11%   (2.92)%    7.92%

The Investor B and C Classes of the BlackRock Index Equity Portfolio closed to investors as of 4:00 p.m., May 28, 2004.

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 4/20/92; Investor A
Shares, 6/2/92; Service Shares, 7/29/93; Investor B Shares, 2/7/96; and
Investor C Shares, 8/14/96. See "Note on Performance Information" on page 42 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

40

                            Index Equity Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)/1/
Exxon Mobil Corp.                         3.6%
General Electric Co.                      3.2
Microsoft Corp.                           2.1
Citigroup, Inc.                           2.1
Johnson & Johnson                         1.7
Pfizer, Inc.                              1.7
Bank of America Corp.                     1.5
American International Group, Inc.        1.4
Altria Group, Inc.                        1.4
Intel Corp.                               1.4
                                        -----
     Total                               20.1%
                                        =====

Sector Allocation (% of long-term investments)/2/
Financials                               19.3%
Technology                               15.3
Health Care                              13.3
Industrials                              11.1
Consumer Discretionary                   10.7
Energy                                   10.3
Consumer Staples                          9.6
Utilities                                 3.6
Telecommunications                        3.1
Materials                                 2.9
Other                                     0.8
                                        -----
     Total                              100.0%
                                        =====

1  Represents the Top Ten Holdings of  The U.S. Large Company Series of The DFA
Investment Trust Company.

2  Represents the Sector Allocation of  The U.S. Large Company Series of The
DFA Investment Trust Company.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            Actual Expenses
                        ---------------------------------------------------------------------------------------
                         Institutional        Service           Investor          Investor          Investor
                             Class             Class            A Class           B Class           C Class
                        ---------------   ---------------   ---------------   ---------------   ---------------
Beginning Account
 Value (4/01/05)           $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/05)                     1,049.90          1,047.90          1,048.00          1,044.20          1,043.90
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               0.92              2.72              2.72              6.56              6.56

                                                         Hypothetical Expenses
                                                      (5% return before expenses)
                        ---------------------------------------------------------------------------------------
                         Institutional        Service           Investor          Investor          Investor
                             Class             Class            A Class           B Class           C Class
                        ---------------   ---------------   ---------------   ---------------   ---------------
Beginning Account
 Value (4/01/05)           $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/05)                     1,024.09          1,022.31          1,022.31          1,018.50          1,018.50
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)               0.91              2.69              2.69              6.50              6.50

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.18%, 0.53%, 0.53%, 1.28%, and 1.28% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).The Example reflects the expenses for both the Index Equity
Portfolio and The U.S. Large Company Series of The DFA Investment Trust
Company.

                                                                              41

                                BlackRock Funds

                        NOTE ON PERFORMANCE INFORMATION

     The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of the
Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a
Portfolio is therefore based on the performance history of a predecessor class or predecessor classes. If a class of shares in a Portfolio (the "Subsequent
Class") has more than one predecessor class, the performance data predating the introduction of the Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class");
thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent Class. In the case of Investor A, Investor B, Investor
C and Service Shares, the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses. Additionally, the performance information above does not reflect accounting adjustments required under accounting principles generally accepted in the United States of America and as a result there may be variances between what is reported within this section and that reported in the total return calculation in the Financial
Highlights.

     Performance for the Legacy, Mid-Cap Value Equity, Aurora, Small/Mid-Cap
Growth, Global Resources, Health Sciences and Asset Allocation Portfolios for
the periods prior to January 31, 2005 is based on performance of certain former
State Street Research mutual funds that reorganized with the Portfolios on that date.

     Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C
Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows:
Investment Trust, Large Cap Value Equity, Large Cap Growth Equity, Dividend
AchieversTM, Legacy, Mid-Cap Value Equity, Mid-Cap Growth Equity, Aurora,
Small/Mid Cap Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap
Growth Equity, Global Science &Technology Opportunities, Global Resources,
All-Cap Global Resources, Health Sciences, U.S.Opportunities, and Asset
Allocation Portfolios -   5.75%; International Opportunities Portfolio -
5.00%; Index Equity Portfolio -  3.00%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is
4.50% and 1.00%, respectively.

     The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The
Portfolios' returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, Inc. is under no obligation to waive or continue waiving its fees after February 1, 2006 or February 1, 2007 as described in the prospectus of the Portfolios. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The performance shown in the line graphs is that of Institutional Shares and Investor A Shares of the Portfolios. The actual performance of Investor B,
Investor C and Service Shares is lower than the performance of Institutional
Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

Important Tax Information for Shareholders of the BlackRock Equity Portfolios

     During the fiscal year ended September 30, 2005, the following Portfolios of the BlackRock Funds declared the following dividends from net realized capital gains:

                                               Short-term       Long-term
                                              capital gain     capital gain
                                                per share       per share
                                             --------------   -------------
Dividends Achievers(TM) Portfolio ........        $  0.0029       $  0.0075
Mid-Cap Value Equity Portfolio ...........           2.3684          0.8364
Aurora Portfolio .........................           0.5875          3.2550
Small Cap Value Equity Portfolio .........           2.0218          0.9653
Small Cap Core Equity Portfolio ..........               --          0.1096
Health Sciences Portfolio ................               --          0.0095

     Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2005. The second notification, which reflects the amounts to be used by calendar year taxpayers on their U.S. federal income tax returns, has been made in conjunction with
Form 1099-DIV and will be mailed in January 2006.

For Corporate Shareholders Only:

     The percentage of dividends from net investment income declared in the fiscal year ended September 30, 2005 which qualify for the corporate dividends received deduction is as follows:

BlackRock Investment Trust Portfolio ...............       100.0%
BlackRock Large Cap Value Equity Portfolio .........       100.0
BlackRock Dividends AchieversTM Portfolio ..........       100.0
BlackRock Mid-Cap Value Equity Portfolio ...........        10.2
BlackRock Small Cap Value Equity Portfolio .........         6.0
BlackRock Asset Allocation Portfolio ...............        61.7

42

                                BlackRock Funds

Important Tax Information for Shareholders of the International Opportunities
Portfolio.

     BlackRock International Opportunities Portfolio paid foreign taxes of
$1,150,579 and recognized foreign source income of $11,053,815. Pursuant to
Section 853 of the Internal Revenue Code, the Portfolio designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the fiscal year ended September 30, 2005.

Qualified Dividend Income:

     For taxable non-corporate shareholders, the net investment income and net short-term capital gains representing qualified dividend income subject to the
15% tax rate category based on the Portfolios' tax year-ends as of September
30, 2005 are estimated as follows:

                                                             Qualified
                                                             Dividends
                                                             ---------
BlackRock Investment Trust Portfolio ....................        100.0%
BlackRock Large Cap Value Equity Portfolio ..............        100.0
BlackRock Dividends Achievers(TM) Portfolio .............        100.0
BlackRock Mid-Cap Value Equity Portfolio ................          8.8
BlackRock Small Cap Value Equity Portfolio ..............          5.0
BlackRock International Opportunities Portfolio .........        100.0
BlackRock Asset Allocation Portfolio ....................         72.5

     The final Qualified Dividend Income to be used by calendar year taxpayers on their U.S. federal income tax returns, will be reflected on the Form
1099-DIV and will be mailed in January 2006.
-------------------------------------------------------------------------------

                                                                              43

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                           INVESTMENT TRUST PORTFOLIO
As of September 30, 2005

                                                              Number
                                                             of Shares            Value
                                                          ----------------   ----------------
COMMON STOCKS -- 99.6%
Aerospace -- 1.7%
  General Dynamics Corp.                                           116,900   $     13,975,395
  Raytheon Co.                                                     227,700          8,657,154
                                                                             ----------------
                                                                                   22,632,549
                                                                             ----------------
Banks -- 8.9%
  AmSouth Bancorp.(b)                                              292,300          7,383,498
  Bank of America Corp.(b)                                         703,900         29,634,190
  Citigroup, Inc.(b)                                               543,900         24,758,328
  Comerica, Inc.                                                   172,500         10,160,250
  Key Corp.(b)                                                     263,000          8,481,750
  National City Corp.(b)                                           365,200         12,212,288
  U.S. Bancorp.                                                    405,300         11,380,824
  Wachovia Corp.(b)                                                331,200         15,761,808
                                                                             ----------------
                                                                                  119,772,936
                                                                             ----------------
Beverages & Bottling -- 2.2%
  Constellation Brands, Inc.(c)                                    262,000          6,812,000
  Pepsi Bottling Group, Inc.                                       279,200          7,971,160
  PepsiCo, Inc.                                                    261,000         14,801,310
                                                                             ----------------
                                                                                   29,584,470
                                                                             ----------------
Chemicals -- 1.6%
  The Dow Chemical Co.                                             209,500          8,729,865
  The Lubrizol Corp.                                               193,000          8,362,690
  Lyondell Chemical Co.                                            167,500          4,793,850
                                                                             ----------------
                                                                                   21,886,405
                                                                             ----------------
Computer & Office Equipment -- 4.3%
  Cisco Systems, Inc.(c)                                         1,058,100         18,971,733
  Hewlett-Packard Co.                                              498,200         14,547,440
  International Business Machines Corp.                            308,700         24,763,914
                                                                             ----------------
                                                                                   58,283,087
                                                                             ----------------
Computer Software & Services -- 6.3%
  Checkfree Corp.(b)(c)                                            201,600          7,624,512
  Computer Sciences Corp.(b)(c)                                    215,300         10,185,843
  eBay, Inc.(c)                                                    156,000          6,427,200
  Emulex Corp.(c)                                                  337,300          6,816,833
  Microsoft Corp.(b)                                             1,647,500         42,390,175
  Oracle Corp.(c)                                                  869,800         10,776,822
                                                                             ----------------
                                                                                   84,221,385
                                                                             ----------------
Construction -- 0.8%
  Pulte Homes, Inc.                                                251,200         10,781,504
                                                                             ----------------
Electronics -- 3.4%
  Intel Corp.(b)                                                 1,364,600         33,637,390
  L-3 Communications Holdings, Inc.(b)                             159,500         12,611,665
                                                                             ----------------
                                                                                   46,249,055
                                                                             ----------------
Energy & Utilities -- 3.7%
  FirstEnergy Corp.                                                188,800          9,840,256
  PG&E Corp.                                                       382,400         15,009,200
  PPL Corp.                                                        517,400         16,727,542
  Sempra Energy                                                    180,500          8,494,330
                                                                             ----------------
                                                                                   50,071,328
                                                                             ----------------
Entertainment & Leisure -- 2.8%
  Comcast Corp. -- Class A(c)                                       312,600          8,996,628
  Time Warner, Inc.                                                785,900         14,232,649
  The Walt Disney Co.                                              626,200         15,110,206
                                                                             ----------------
                                                                                   38,339,483
                                                                             ----------------
Finance -- 4.5%
  American Express Co.                                             300,300         17,249,232
  The Bear Stearns Cos., Inc.(b)                                    90,800          9,965,300
  Capital One Financial Corp.                                        8,000            636,160
  CIT Group, Inc.                                                  232,100         10,486,278
  Countrywide Financial Corp.(b)                                   188,498          6,216,664
  Franklin Resources, Inc.                                          98,600          8,278,456
  Washington Mutual, Inc.(b)                                       182,100          7,141,962
                                                                             ----------------
                                                                                   59,974,052
                                                                             ----------------
Food & Agriculture -- 1.0%
  ConAgra Foods, Inc.                                              285,500          7,066,125
  Tyson Foods, Inc. - Class A(b)                                   362,400          6,541,320
                                                                             ----------------
                                                                                   13,607,445
                                                                             ----------------
Insurance -- 5.5%
  Aetna, Inc.                                                      106,800          9,199,752
  The Allstate Corp.                                               147,700          8,166,333
  American International Group, Inc.                               252,600         15,651,096
  CHUBB Corp.(b)                                                   104,300          9,340,065
  Genworth Financial, Inc.(b)                                      242,400          7,814,976
  Hartford Financial Services Group                                 99,800          7,701,566
  Prudential Financial, Inc.(b)                                    130,400          8,809,824
  W.R. Berkley Corp.                                               169,450          6,689,886
                                                                             ----------------
                                                                                   73,373,498
                                                                             ----------------
Manufacturing -- 9.3%
  Acco Brands Corp.(c)                                                  10                282
  Black & Decker Corp.                                              80,300          6,591,827
  Eaton Corp.                                                      146,000          9,278,300
  Energizer Holdings, Inc.(b)(c)                                   124,900          7,081,830
  Fortune Brands, Inc.(b)                                           88,300          7,181,439
  General Electric Co.(d)                                        1,403,000         47,239,010
  Ingersoll-Rand Co. - Class A                                     203,000          7,760,690
  ITT Industries, Inc.                                              90,800         10,314,880
  Newell Rubbermaid, Inc.                                          277,800          6,292,170
  Nike, Inc.                                                        79,400          6,485,392
  Nucor Corp.                                                       12,400            731,476
  The Stanley Works                                                210,900          9,844,812
  Textron, Inc.                                                     86,700          6,218,124
                                                                             ----------------
                                                                                  125,020,232
                                                                             ----------------
Medical & Medical Services -- 4.0%
  Amgen, Inc.(c)                                                   259,300         20,658,431
  Coventry Health Care, Inc.(c)                                    148,571         12,780,077
  HCA, Inc.(b)                                                     174,500          8,362,040
  McKesson Corp.(b)                                                256,400         12,166,180
                                                                             ----------------
                                                                                   53,966,728
                                                                             ----------------
Medical Instruments & Supplies -- 2.7%
  Bausch & Lomb, Inc.                                              120,700          9,738,076
  Becton, Dickinson & Co.                                          152,600          8,000,818
  Johnson & Johnson(b)                                             294,600         18,642,288
                                                                             ----------------
                                                                                   36,381,182
                                                                             ----------------
Metal & Mining -- 0.6%
  CONSOL Energy, Inc.                                              110,700          8,443,089
                                                                             ----------------
Motor Vehicles -- 1.4%
  Ford Motor Co.(b)                                                459,100          4,526,726
  Harley-Davidson, Inc.(b)                                         167,600          8,118,544
  PACCAR, Inc.                                                      85,700          5,818,173
                                                                             ----------------
                                                                                   18,463,443
                                                                             ----------------

See accompanying notes to financial statements.

44

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                     INVESTMENT TRUST PORTFOLIO (Continued)

As of September 30, 2005

                                                               Number
                                                             of Shares            Value
                                                          ----------------   ----------------
COMMON STOCKS (Continued)
Oil & Gas -- 10.1%
  ConocoPhillips                                                   388,700   $     27,174,017
  Devon Energy Corp.                                               209,900         14,407,536
  Exxon Mobil Corp.(b)                                             602,100         38,257,434
  Kerr-McGee Corp.                                                 140,400         13,634,244
  Nabors Industries Ltd.(c)                                        103,700          7,448,771
  Newfield Exploration Co.(c)                                      238,800         11,725,080
  Patterson-UTI Energy, Inc.                                       417,100         15,048,968
  Valero Energy Corp.                                               77,100          8,716,926
                                                                             ----------------
                                                                                  136,412,976
                                                                             ----------------
Paper & Forest Products -- 0.6%
  Georgia-Pacific Corp.                                            256,400          8,732,984
                                                                             ----------------
Pharmaceuticals -- 5.5%
  Hospira, Inc.(c)                                                 141,200          5,784,964
  Merck & Co., Inc.                                                556,300         15,136,923
  Pfizer, Inc.                                                   1,278,900         31,934,133
  Wyeth                                                            451,800         20,904,786
                                                                             ----------------
                                                                                   73,760,806
                                                                             ----------------
Publishing & Printing -- 0.9%
  The McGraw-Hill Companies, Inc.                                  250,100         12,014,804
                                                                             ----------------
Railroad & Shipping -- 1.0%
  Burlington Northern Santa Fe Corp.                               224,200         13,407,160
                                                                             ----------------
Real Estate -- 1.5%
  Cendant Corp.                                                    574,400         11,855,616
  Centex Corp.                                                       6,700            432,686
  Simon Property Group, Inc.                                        99,500          7,374,940
                                                                             ----------------
                                                                                   19,663,242
                                                                             ----------------
Restaurants -- 0.9%
  McDonald's Corp.(b)                                              347,600         11,641,124
                                                                             ----------------
Retail Merchandising -- 4.9%
  AutoNation, Inc.(c)                                              340,800          6,805,776
  Barnes & Noble, Inc.                                             160,928          6,066,986
  Federated Department Stores, Inc.                                114,900          7,683,363
  The Home Depot, Inc.                                             386,300         14,733,482
  The Kroger Co.(c)                                                326,900          6,730,871
  Nordstrom, Inc.                                                  264,900          9,091,368
  Target Corp.(b)                                                  184,800          9,596,664
  Wal-Mart Stores, Inc.(b)                                         108,400          4,750,088
                                                                             ----------------
                                                                                   65,458,598
                                                                             ----------------
Security Brokers & Dealers -- 1.2%
  E*TRADE Financial Corp.(c)                                        36,700            645,920
  Lehman Brothers Holdings, Inc.(b)                                133,800         15,585,024
                                                                             ----------------
                                                                                   16,230,944
                                                                             ----------------
Semiconductors & Related Devices -- 0.5%
  Freescale Semiconductor, Inc. -
    Class A(b)(c)                                                 138,900          3,251,649
  Freescale Semiconductor, Inc. -
    Class B(b)(c)                                                 138,900          3,275,262
                                                                             ----------------
                                                                                    6,526,911
                                                                             ----------------
Soaps & Cosmetics -- 1.1%
  The Procter & Gamble Co.(b)                                      247,300         14,704,458
                                                                             ----------------
Telecommunications -- 4.3%
  Motorola, Inc.                                                   753,600         16,647,024
  SBC Communications, Inc.(b)                                      696,800         16,702,296
  Sprint Nextel Corp.                                              815,936         19,402,958
  Verizon Communications, Inc.                                     155,900          5,096,371
                                                                             ----------------
                                                                                   57,848,649
                                                                             ----------------
Tobacco -- 1.6%
  Altria Group, Inc.                                               286,900         21,147,399
                                                                             ----------------
Transportation -- 0.8%
  CNF, Inc.                                                        187,700          9,854,250
  Ryder Systems, Inc.                                                9,200            314,824
                                                                             ----------------
                                                                                   10,169,074
                                                                             ----------------
TOTAL COMMON STOCKS
  (Cost $1,069,980,495)                                                         1,338,771,000
                                                                             ----------------

                                                            Par/Shares
                                           Maturity            (000)
                                       ----------------   ----------------
SHORT TERM INVESTMENTS -- 12.1%
 Banco Santader, Certificate of Deposit
  3.70%(e)                                     05/10/06   $         14,026         14,026,480
 Morgan Stanley, Floating Rate Notes
  4.02%(e)(f)                                  11/07/05             33,292         33,292,270
  4.01%(e)(f)                                  11/14/05              9,371          9,370,804
  4.02%(e)(f)                                  01/05/06              8,858          8,858,290
 Institutional Money Market Trust(e)(g)                             97,006         97,006,460
                                                                             ----------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $162,554,304)                                                             162,554,304
                                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES -- 111.7%
  (Cost $1,232,534,799(a))                                                      1,501,325,304

LIABILITIES IN EXCESS OF OTHER ASSETS -- (11.7)%                                 (156,909,494)
                                                                             ----------------
NET ASSETS -- 100.0%
  (Applicable to 39,159,907
  Institutional shares, 116,987
  Service shares, 41,837,322 Investor
  A shares, 19,312,912 Investor B
  shares and 1,895,366 Investor C
  shares outstanding)                                                        $  1,344,415,810
                                                                             ================

See accompanying notes to financial statements.

                                                                              45

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                     INVESTMENT TRUST PORTFOLIO (Concluded)

AS OF SEPTEMBER 30, 2005

                                                                              Value
                                                                             -------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($523,607,060/39,159,907)                                                  $ 13.37
                                                                             =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($1,565,888/116,987)                                                       $ 13.39
                                                                             =======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($552,118,024/41,837,322)                                                  $ 13.20
                                                                             =======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($13.20/0.9425)                                                            $ 14.01
                                                                             =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($243,231,936/19,312,912)                                                  $ 12.59
                                                                             =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($23,892,902/1,895,366)                                                    $ 12.61
                                                                             =======

----------
(a)  Cost  for  Federal  income  tax  purposes  is  $1,235,135,871.   The  gross
     unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                                           $    288,803,128
     Gross unrealized depreciation                                                (22,613,695)
                                                                             ----------------
                                                                             $    266,189,433
                                                                             ================

(b)  Total or partial securities on loan.

(c)  Non-income producing security.
(d)  Securities, or a portion thereof, pledged as collateral with a value of
     $1,515,150 on 20 long S&P 500 futures contracts expiring December 2005. The value of such contracts on September 30, 2005 was $6,171,500, with an unrealized gain of $50,425 (including commissions of $63).
(e)  Securities purchased with the cash proceeds from securities loaned.
(f)  Rates shown are the rates as of September 30, 2005.
(g)  Represents an investment in an affiliate.

See accompanying notes to financial statements.

46

                                 BlackRock Funds

                       STATEMENT OF ASSETS AND LIABILITIES
                           INVESTMENT TRUST PORTFOLIO

As of September 30, 2005

ASSETS
 Investments at value (Cost $1,232,534,799)............   $  1,501,325,304
 Dividends receivable .................................          1,899,740
 Interest receivable ..................................             22,368
 Investments sold receivable ..........................         22,387,937
 Capital shares sold receivable .......................            248,283
 Prepaid expenses .....................................             54,546
 Futures margin receivable ............................             12,726
                                                          ----------------
    TOTAL ASSETS ......................................      1,525,950,904
                                                          ----------------
LIABILITIES
 Cash Overdraft .......................................          2,750,289
 Payable upon return of securities loaned .............        162,554,304
 Investments purchased payable ........................         13,604,393
 Capital shares redeemed payable ......................          1,514,189
 Advisory fees payable ................................            196,029
 Administrative fees payable ..........................            153,534
 Transfer agent fees payable ..........................            217,268
 Other accrued expenses payable .......................            545,082
 Futures sold payable .................................                  6
                                                          ----------------
    TOTAL LIABILITIES .................................        181,535,094
                                                          ----------------
NET ASSETS (Applicable to 39,159,907 Institutional
 shares,116,987 Service shares, 41,837,322 Investor A
 shares, 19,312,912 Investor B shares and
 1,895,366 Investor C shares outstanding) .............   $  1,344,415,810
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($523,607,060/39,159,907).....            $ 13.37
                                                                   =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($1,565,888/116,987)................            $ 13.39
                                                                   =======
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($552,118,024/41,837,322)........            $ 13.20
                                                                   =======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
 ($13.20/0.9425).......................................            $ 14.01
                                                                   =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales
  charge of 4.5%)
 PER INVESTOR B SHARE ($243,231,936/19,312,912)........            $ 12.59
                                                                   =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales
  charge of 1.0%)
 PER INVESTOR C SHARE ($23,892,902/1,895,366)..........            $ 12.61
                                                                   =======

See accompanying notes to financial statements.

                                                                              47

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                        LARGE CAP VALUE EQUITY PORTFOLIO

As of September 30, 2005

                                                              Number
                                                             of Shares            Value
                                                          ----------------   ----------------
COMMON STOCKS -- 97.4%
Advertising -- 0.4%
  R.H. Donnelley Corp.(b)                                           25,100   $      1,587,826
                                                                             ----------------
Aerospace -- 1.6%
  General Dynamics Corp.                                            19,800          2,367,090
  Lockheed Martin Corp.                                             26,700          1,629,768
  Raytheon Co.                                                      48,600          1,847,772
                                                                             ----------------
                                                                                    5,844,630
                                                                             ----------------
Banks -- 16.5%
  AmSouth Bancorp.                                                   98,700          2,493,162
  Bank of America Corp.(c)                                         338,300         14,242,430
  Citigroup, Inc.(c)(d)                                            287,000         13,064,240
  Comerica, Inc.                                                    66,100          3,893,290
  J.P. Morgan Chase & Co., Inc.                                    163,900          5,561,127
  Key Corp.(c)                                                     104,000          3,354,000
  National City Corp.(c)                                           130,500          4,363,920
  U.S. Bancorp.                                                    174,800          4,908,384
  Wachovia Corp.(c)                                                162,100          7,714,339
                                                                             ----------------
                                                                                   59,594,892
                                                                             ----------------
Beverages & Bottling -- 0.9%
  Constellation Brands, Inc.(b)                                     60,200          1,565,200
  Pepsi Bottling Group, Inc.                                        54,100          1,544,555
                                                                             ----------------
                                                                                    3,109,755
                                                                             ----------------
Broadcasting -- 0.3%
  Liberty Media Corp. - Class A(b)                                 134,800          1,085,140
                                                                             ----------------
Chemicals -- 1.0%
  Eastman Chemical Co.                                              37,900          1,780,163
  The Lubrizol Corp.                                                41,600          1,802,528
                                                                             ----------------
                                                                                    3,582,691
                                                                             ----------------
Computer & Office Equipment -- 2.1%
  Hewlett-Packard Co.                                               84,000          2,452,800
  International Business Machines Corp.                             44,800          3,593,856
  Western Digital Corp.(b)                                         119,900          1,550,307
                                                                             ----------------
                                                                                    7,596,963
                                                                             ----------------
Computer Software & Services -- 0.6%
  Microsoft Corp.                                                   83,400          2,145,882
                                                                             ----------------
Electronics -- 0.5%
  L-3 Communications Holdings, Inc.(c)                              24,100          1,905,587
                                                                             ----------------
Energy & Utilities - 6.5%
  CenterPoint Energy, Inc.                                         217,400          3,232,738
  CMS Energy Corp.(b)                                              195,800          3,220,910
  FirstEnergy Corp.                                                 49,000          2,553,880
  PG&E Corp.                                                        97,300          3,819,025
  PPL Corp.                                                        185,500          5,997,215
  Sempra Energy                                                     55,800          2,625,948
  TXU Corp.                                                         18,300          2,065,704
                                                                             ----------------
                                                                                   23,515,420
                                                                             ----------------
Entertainment & Leisure -- 3.9%
  Comcast Corp.(b)                                                  80,400          2,362,152
  GTECH Holdings Corp.                                              58,800          1,885,128
  Time Warner, Inc.                                                245,600          4,447,816
  The Walt Disney Co.                                              230,000          5,549,900
                                                                             ----------------
                                                                                   14,244,996
                                                                             ----------------
Finance -- 5.0%
  Affiliated Managers Group, Inc.(b)                                31,400          2,273,988
  The Bear Stearns Cos.,                                            27,600          3,029,100
  Capital One Financial Corp.(c)                                    28,000          2,226,560
  CIT Group, Inc.                                                   54,100          2,444,238
  Countrywide Financial Corp.(c)                                    56,200          1,853,476
  Fannie Mae                                                        57,500          2,577,150
  Washington Mutual, Inc.(c)                                        90,400          3,545,488
                                                                             ----------------
                                                                                   17,950,000
                                                                             ----------------
Food & Agriculture --  1.3%
  Dean Foods Co.(b)                                                 68,900          2,677,454
  Tyson Foods, Inc. - Class A(c)                                   102,000          1,841,100
                                                                             ----------------
                                                                                    4,518,554
                                                                             ----------------
Insurance -- 7.0%
  ACE Ltd.                                                          38,300          1,802,781
  The Allstate Corp.                                                58,000          3,206,820
  American International Group, Inc.                                74,000          4,585,040
  CHUBB Corp.(c)                                                    37,500          3,358,125
  Genworth Financial, Inc.(c)                                       63,300          2,040,792
  Hartford Financial Services Group                                 52,600          4,059,142
  MetLife, Inc.                                                     45,500          2,267,265
  Nationwide Financial Services, Inc.                               43,600          1,746,180
  W.R. Berkley Corp.                                                52,550          2,074,674
                                                                             ----------------
                                                                                   25,140,819
                                                                             ----------------
Machinery & Heavy Equipment -- 0.4%
  Caterpillar, Inc.(c)                                              25,400          1,492,250
                                                                             ----------------
Manufacturing -- 4.9%
  Black & Decker Corp.                                              11,800            968,662
  Cummins, Inc.                                                     25,100          2,208,549
  Energizer Holdings, Inc                                           25,900          1,468,530
  Fortune Brands, Inc.(b)(c)                                        16,400          1,333,812
  General Electric Co.                                             194,000          6,531,980
  Nucor Corp.(c)                                                    31,400          1,852,286
  The Sherwin-Williams Co.(c)                                       42,100          1,855,347
  The Stanley Works                                                 34,100          1,591,788
                                                                             ----------------
                                                                                   17,810,954
                                                                             ----------------
Medical & Medical Services -- 1.5%
  Coventry Health Care, Inc.(b)                                     36,750          3,161,235
  HCA, Inc.(c)                                                      44,700          2,142,024
                                                                             ----------------
                                                                                    5,303,259
                                                                             ----------------
Metal & Mining -- 1.2%
  CONSOL Energy, Inc.                                               25,800          1,967,766
  Phelps Dodge Corp.(c)                                             18,800          2,442,684
                                                                             ----------------
                                                                                    4,410,450
                                                                             ----------------
Motor Vehicles -- 0.5%
  PACCAR, Inc.                                                      24,500          1,663,305
                                                                             ----------------
Oil & Gas -- 15.5%
  Amerada Hess Corp.(c)                                             36,000          4,950,000
  ChevronTexaco Corp.(c)                                            95,200          6,162,296
  ConocoPhillips                                                   148,200         10,360,662
  Devon Energy Corp.                                                52,900          3,631,056
  Exxon Mobil Corp.                                                291,000         18,490,140
  Kerr-McGee Corp.                                                  40,100          3,894,111
  Nabors Industries Ltd.(b)                                         26,000          1,867,580
  Oneok, Inc.                                                       84,000          2,857,680

See accompanying notes to financial statements.

48

                                 Blackrock funds

                             STATEMENT OF NET ASSETS
                  LARGE CAP VALUE EQUITY PORTFOLIO (Continued)

As of September 30, 2005

                                                               Number
                                                             of Shares            Value
                                                          ----------------   ----------------
COMMON STOCKS (Continued)
Oil & Gas (Continued)
  Valero Energy Corp.                                               32,900   $      3,719,674
                                                                             ----------------
                                                                                   55,933,199
                                                                             ----------------
Paper & Forest Products -- 1.1%
  Georgia-Pacific Corp.                                             73,400          2,500,004
  Louisiana-Pacific Corp.                                           53,300          1,475,877
                                                                             ----------------
                                                                                    3,975,881
                                                                             ----------------
Pharmaceuticals -- 5.2%
  Merck & Co., Inc.                                                128,800          3,504,648
  Pfizer, Inc.                                                     456,900         11,408,793
  Wyeth                                                             85,500          3,956,085
                                                                             ----------------
                                                                                   18,869,526
                                                                             ----------------
Publishing & Printing -- 0.9%
  The McGraw-Hill Companies, Inc.                                   65,400          3,141,816
                                                                             ----------------
Railroad & Shipping -- 1.3%
  Burlington Northern Santa Fe Corp.                                77,400          4,628,520
                                                                             ----------------
Real Estate -- 4.0%
  Cendant Corp.                                                     99,300          2,049,552
  Centex Corp.                                                      31,900          2,060,102
  General Growth Properties, Inc.(c)                                79,400          3,567,442
  HRPT Properties Trust                                            216,900          2,691,729
  Simon Property Group, Inc.                                        57,000          4,224,840
                                                                             ----------------
                                                                                   14,593,665
                                                                             ----------------
Restaurants -- 0.9%
  McDonald's Corp.(c)                                               94,200          3,154,758
                                                                             ----------------
Retail Merchandising -- 2.3%
  AutoNation, Inc.(b)                                               98,800          1,973,036
  Barnes & Noble, Inc.                                              39,800          1,500,460
  Federated Department Stores, Inc.                                 39,800          2,661,426
  The Kroger Co.(b)                                                102,200          2,104,298
                                                                             ----------------
                                                                                    8,239,220
                                                                             ----------------
Security Brokers & Dealers -- 2.2%
  E*TRADE Financial Corp.(b)                                       177,500          3,124,000
  Lehman Brothers Holdings, Inc.(c)                                 41,700          4,857,216
                                                                             ----------------
                                                                                    7,981,216
                                                                             ----------------
Semiconductors & Related Devices -- 0.3%
  Freescale Semiconductor, Inc. -
   Class A(b)                                                       26,350            616,854
  Freescale Semiconductor, Inc. -
   Class B(b)(c)                                                    26,350            621,333
                                                                             ----------------
                                                                                    1,238,187
                                                                             ----------------
Telecommunications -- 6.0%
  ALLTEL Corp.(c)                                                   37,000          2,409,070
  Motorola, Inc.                                                    92,000          2,032,280
  SBC Communications, Inc.(c)                                      312,900          7,500,213
  Sprint Nextel Corp.                                              214,914          5,110,655
  Verizon Communications, Inc.                                     136,500          4,462,185
                                                                             ----------------
                                                                                   21,514,403
                                                                             ----------------
Tobacco -- 1.6%
  Altria Group, Inc.(c)                                             79,800          5,882,058
                                                                             ----------------
TOTAL COMMON STOCKS
  (Cost $272,234,909)                                                             351,655,822
                                                                             ----------------

                                                            Par/Shares
                                           Maturity            (000)
                                       ----------------   ----------------
SHORT TERM INVESTMENTS -- 24.3%
  Banco Santader, Certificate of
    Deposit
    3.70%(e)                                   05/10/06   $          9,548          9,547,507
  Federal Home Loan Bank, Discount
    Notes
    3.18%(f)                                   10/03/05                600            599,894
  Morgan Stanley, Floating Rate
    Notes
    4.02%(e)(g)                                11/07/05             15,839         15,839,367
    4.01%(e)(g)                                11/14/05              2,115          2,115,453
    4.02%(e)(g)                                01/05/06              5,238          5,238,181
  Galileo Money Market Fund                                          9,690          9,690,482
  Institutional Money Market
    Trust(e)(h)                                                     44,756         44,756,386
                                                                             ----------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $87,787,270)                                                               87,787,270
                                                                             ----------------

See accompanying notes to financial statements.

                                                                              49

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                  LARGE CAP VALUE EQUITY PORTFOLIO (Concluded)

As of September 30, 2005

                                                               Value
                                                          ----------------
TOTAL INVESTMENTS IN SECURITIES -- 121.7%
  (Cost $360,022,179(a))                                  $    439,443,092

LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (21.7)%                                       (78,300,420)
                                                          ----------------
NET ASSETS -- 100.0%
  (Applicable to 8,805,230
  Institutional shares, 1,677,290
  Service shares, 10,576,576
  Investor A shares, 3,018,140
  Investor B shares and 735,580
  Investor C shares outstanding)                          $    361,142,672
                                                          ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($128,501,167/8,805,230)                                         $ 14.59
                                                                   =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($24,542,202/1,677,290)                                          $ 14.63
                                                                   =======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($154,336,701/10,576,576)                                        $ 14.59
                                                                   =======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($14.59/0.9425)                                                  $ 15.48
                                                                   =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($43,219,288/3,018,140)                                          $ 14.32
                                                                   =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($10,543,314/735,580)                                            $ 14.33
                                                                   =======
----------
(a)  Cost for Federal income tax purposes is $362,259,969. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                        $     83,278,253
     Gross unrealized depreciation                              (6,095,130)
                                                          ----------------
                                                          $     77,183,123
                                                          ================

(b)  Non-income producing security.
(c)  Total or partial securities on loan.
(d)  Securities,  or a portion  thereof,  pledged as collateral  with a value of
     $3,148,650 on 26 long S&P 500 futures contracts expiring December 2005. The value of such  contracts  on  September  30, 2005 was  $8,022,950,  with an unrealized gain of $17,150 (including commissions of $82).
(e)  Securities purchased with the cash proceeds from securities loaned.
(f)  The rate shown is the effective  yield on the discount notes at the time of purchase.
(g)  Rates shown are the rates as of September 30, 2005.
(h)  Represents an investment in an affiliate.

See accompanying notes to financial statements.

50

                                 BlackRock Funds

                       STATEMENT OF ASSETS AND LIABILITIES
                        LARGE CAP VALUE EQUITY PORTFOLIO

As of September 30, 2005

ASSETS
 Investments at value (Cost $360,022,179)..............   $    439,443,092
 Dividends receivable .................................            561,360
 Interest receivable ..................................             16,229
 Investments sold receivable ..........................          8,578,746
 Capital shares sold receivable .......................            179,081
 Prepaid expenses .....................................             27,390
 Other assets .........................................              2,035
 Futures margin receivable ............................             16,464
                                                          ----------------
    TOTAL ASSETS ......................................        448,824,397
                                                          ----------------
LIABILITIES
 Payable upon return of securities loaned .............         77,496,894
 Investments purchased payable ........................          9,260,679
 Capital shares redeemed payable ......................            494,062
 Advisory fees payable ................................            139,308
 Administrative fees payable ..........................             54,622
 Transfer agent fees payable ..........................             45,522
 Other accrued expenses payable .......................            190,635
 Futures sold payable .................................                  3
                                                          ----------------
    TOTAL LIABILITIES .................................         87,681,725
                                                          ----------------
NET ASSETS (Applicable to 8,805,230 Institutional
 shares,1,677,290 Service shares,  10,576,576 Investor
 A shares, 3,018,140 Investor B shares and
 735,580 Investor C shares outstanding) ...............   $    361,142,672
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($128,501,167/8,805,230)......            $ 14.59
                                                                   =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($24,542,202/1,677,290).............            $ 14.63
                                                                   =======
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($154,336,701/10,576,576)........            $ 14.59
                                                                   =======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
 ($14.59/0.9425) ......................................            $ 15.48
                                                                   =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales
  charge of 4.5%)
 PER INVESTOR B SHARE ($43,219,288/3,018,140)..........   $          14.32
                                                                   =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales
   charge of 1.0%)
 PER INVESTOR C SHARE ($10,543,314/735,580)............   $          14.33
                                                          ================

See accompanying notes to financial statements.

                                                                              51

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                        LARGE CAP GROWTH EQUITY PORTFOLIO

As of September 30, 2005

                                                               Number
                                                             of Shares            Value
                                                          ----------------   ----------------
COMMON STOCKS -- 99.7%
Advertising - 0.6%
  R.H. Donnelley Corp.(b)                                            5,700   $        360,582
                                                                             ----------------
Aerospace -- 2.4%
  The Boeing Co.                                                     8,800            597,960
  General Dynamics Corp.                                             2,600            310,830
  Lockheed Martin Corp.                                              7,200            439,488
                                                                             ----------------
                                                                                    1,348,278
                                                                             ----------------
Banks --0.6%
  Synovus Financial Corp.                                           11,600            321,552
                                                                             ----------------
Beverages & Bottling -- 3.0%
  Constellation Brands, Inc.(b)                                     10,400            270,400
  Pepsi Bottling Group, Inc.                                        12,100            345,455
  PepsiCo, Inc.                                                     18,800          1,066,148
                                                                             ----------------
                                                                                    1,682,003
                                                                             ----------------
Business Services -- 1.0%
  Alliance Data Systems Corp.(b)(c)                                 13,600            532,440
                                                                             ----------------
Chemicals -- 0.5%
  The Dow Chemical Co.                                               7,000            291,690
                                                                             ----------------
Computer & Office Equipment -- 7.2%
  Apple Computer, Inc.(b)                                           17,400            932,814
  Cisco Systems, Inc.(b)(d)                                         62,600          1,122,418
  Hewlett-Packard Co.                                               18,900            551,880
  International Business Machines
   Corp.                                                            17,600          1,411,872
                                                                             ----------------
                                                                                    4,018,984
                                                                             ----------------
Computer Software & Services -- 9.7%
  Activision, Inc.(b)                                               22,201            454,011
  Checkfree Corp.(b)                                                 4,300            162,626
  Computer Sciences Corp.(b)                                        11,000            520,410
  eBay, Inc.(b)                                                      9,700            399,640
  Google, Inc. - Class A(b)                                          1,700            537,982
  Microsoft Corp.                                                   88,200          2,269,386
  Oracle Corp.(b)                                                   64,700            801,633
  VeriSign, Inc.(b)                                                 14,100            301,317
                                                                             ----------------
                                                                                    5,447,005
                                                                             ----------------
Construction -- 0.8%
  Lennar Corp.                                                       7,800            466,128
                                                                             ----------------
Electronics -- 5.6%
  AES Corp.(b)                                                      28,400            466,612
  Amphenol Corp.                                                     7,800            314,652
  Intel Corp.                                                       70,800          1,745,220
  L-3 Communications Holdings, Inc.(c)                               7,400            585,118
                                                                             ----------------
                                                                                    3,111,602
                                                                             ----------------
Entertainment & Leisure -- 3.3%
  Comcast Corp.(b)                                                  24,400            716,872
  GTECH Holdings Corp.                                              14,800            474,488
  The Walt Disney Co.                                               27,800            670,814
                                                                             ----------------
                                                                                    1,862,174
                                                                             ----------------
Finance -- 2.9%
  Affiliated Managers Group, Inc.(b)(c)                              4,600            333,132
  American Express Co.                                              12,700            729,488
  Capital One Financial Corp.(c)                                     3,700            294,224
  Providian Financial Corp.(b)                                      15,900            281,112
                                                                             ----------------
                                                                                    1,637,956
                                                                             ----------------
Food & Agriculture -- 1.0%
  Campbell Soup Co.                                                 10,300            306,425
  Hershey Foods Corp.                                                4,700            264,657
                                                                             ----------------
                                                                                      571,082
                                                                             ----------------
Insurance -- 3.3%
  American International Group, Inc.                                 9,100            563,836
  The Progressive Corp.                                              2,900            303,833
  W.R. Berkley Corp.                                                 7,800            307,944
  WellPoint, Inc.(b)                                                 9,000            682,380
                                                                             ----------------
                                                                                    1,857,993
                                                                             ----------------
Machinery & Heavy Equipment -- 1.2%
  Caterpillar, Inc.(c)                                              11,200            658,000
                                                                             ----------------
Manufacturing -- 12.9%
  Black & Decker Corp.                                               5,900            484,331
  Corning, Inc.(b)                                                  17,600            340,208
  Dade Behring Holdings, Inc.                                       16,500            604,890
   Fortune Brands, Inc.(c)                                           5,000            406,650
  General Electric Co.                                              89,900          3,026,933
  ITT Industries, Inc.                                               3,600            408,960
  Nike, Inc.                                                         6,900            563,592
  Nucor Corp.                                                        6,700            395,233
  The Sherwin-Williams Co.(c)                                       12,000            528,840
  The Stanley Works                                                 10,100            471,468
                                                                             ----------------
                                                                                    7,231,105
                                                                             ----------------
Medical & Medical Services -- 5.7%
  Amgen, Inc.(b)                                                    13,800          1,099,446
  Coventry Health Care, Inc.(b)                                      6,999            602,054
  McKesson Corp.(c)                                                 10,900            517,205
  UnitedHealth Group, Inc.                                          17,100            961,020
                                                                             ----------------
                                                                                    3,179,725
                                                                             ----------------
Medical Instruments & Supplies -- 7.2%
  Bausch & Lomb, Inc.                                                6,100            492,148
  Becton, Dickinson & Co.                                           10,800            566,244
  C.R. Bard, Inc.                                                    4,900            323,547
  Invitrogen Corp.(b)                                                3,400            255,782
  Johnson & Johnson                                                 31,100          1,968,008
  Respironics, Inc.(b)                                              10,600            447,108
                                                                             ----------------
                                                                                    4,052,837
                                                                             ----------------
Oil & Gas -- 3.0%
  Devon Energy Corp.                                                 8,300            569,712
  Newfield Exploration Co.(b)                                        8,200            402,620
  Patterson-UTI Energy, Inc.                                        19,200            692,736
                                                                             ----------------
                                                                                    1,665,068
                                                                             ----------------
Pharmaceuticals -- 4.4%
  Genentech, Inc.(b)                                                 3,300            277,893
  Gilead Sciences, Inc.(b)                                          11,200            546,112
  Merck & Co., Inc.                                                 19,300            525,153
  Pfizer, Inc.                                                      19,400            484,418
  Wyeth                                                             13,600            629,272

                                                                             ----------------
                                                                                    2,462,848
                                                                             ----------------
Publishing & Printing -- 1.0%
  The McGraw-Hill Companies, Inc.                                   11,800            566,872
                                                                             ----------------
Railroad & Shipping -- 0.7%
  Burlington Northern Santa Fe Corp.                                 6,400            382,720
                                                                             ----------------
Real Estate -- 0.6%
  Cendant Corp.                                                     17,500            361,200
                                                                             ----------------

See accompanying notes to financial statements.

52

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                  LARGE CAP GROWTH EQUITY PORTFOLIO (Concluded)

As of September 30, 2005

                                                               Number
                                                             of Shares            Value
                                                          ----------------   ----------------
COMMON STOCKS (Continued)
Restaurants -- 0.8%
  Darden Restaurants, Inc.                                          14,900   $        452,513
                                                                             ----------------
Retail Merchandising -- 8.5%
  Advance Auto Parts, Inc.(b)                                        9,500            367,460
  Barnes & Noble, Inc.                                               7,500            282,750
  Coach, Inc.(b)                                                    14,900            467,264
  The Home Depot, Inc.                                              25,400            968,756
  Michaels Stores, Inc.                                             15,300            505,818
  Nordstrom, Inc.                                                   15,800            542,256
  Staples, Inc.                                                     14,500            309,140
  Target Corp.(c)                                                   14,200            737,406
  Wal-Mart Stores, Inc.(c)                                          13,600            595,952
                                                                             ----------------
                                                                                    4,776,802
                                                                             ----------------
Security Brokers & Dealers -- 0.7%
  E*TRADE Financial Corp.(b)                                        22,600            397,760
                                                                             ----------------

Semiconductors & Related Devices -- 3.0%
  Freescale Semiconductor, Inc. -
   Class A(b)                                                        6,200            145,142
  Freescale Semiconductor, Inc. -
   Class B(b)(c)                                                     6,200            146,196
  LSI Logic Corp.(b)                                                53,000            522,050
  Texas Instruments, Inc.                                           26,000            881,400
                                                                             ----------------
                                                                                    1,694,788
                                                                             ----------------
Soaps & Cosmetics -- 3.8%
  The Gillette Co.                                                  12,400            721,680
  The Procter & Gamble Co.(c)                                       23,400          1,391,364
                                                                             ----------------
                                                                                    2,113,044
                                                                             ----------------
Telecommunications -- 1.9%
  Motorola, Inc.(c)                                                 36,300            801,867
  Sprint Nextel Corp.                                               10,954            260,486
                                                                             ----------------
                                                                                    1,062,353
                                                                             ----------------
Tobacco -- 1.1%
  Altria Group, Inc.                                                 8,300            611,793
                                                                             ----------------
Transportation -- 1.3%
  CNF, Inc.                                                          8,200            430,500
  Ryder Systems, Inc.                                                8,800            301,136
                                                                             ----------------
                                                                                      731,636
                                                                             ----------------
TOTAL COMMON STOCKS
  (Cost $40,600,037)                                                               55,910,533
                                                                             ----------------

                                                             Par/Shares
                                           Maturity            (000)
                                       ----------------   ----------------
SHORT TERM INVESTMENTS -- 9.2%
  Morgan Stanley, Floating Rate Notes
    4.02%(e)(f)                                11/07/05   $          1,915          1,915,250
  Galileo Money Market Fund                                            203            203,363
  Institutional Money
   Market Trust(f)(g)                                                3,029          3,029,234
                                                                             ----------------

TOTAL SHORT TERM INVESTMENTS
  (Cost $5,147,847)                                                                 5,147,847
                                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES -- 108.9%
  (Cost $45,747,884(a))                                                      $     61,058,380

LIABILITIES IN EXCESS OF OTHER
  ASSETS - (8.9)%                                                                  (4,998,978)
                                                                             ----------------
NET ASSETS -- 100.0%
  (Applicable to 2,165,249
   Institutional shares, 607,128
   Service shares, 1,652,300 Investor
   A shares, 1,129,962 Investor B
   shares and 252,877 Investor C
   shares outstanding)                                                       $     56,059,402
                                                                             ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($21,841,472/2,165,249)                                                             $ 10.09
                                                                                      =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
     ($5,971,748/607,128)                                                             $  9.84
                                                                                      =======
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($16,001,952/1,652,300)                                                             $  9.68
                                                                                      =======
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($9.68/0.9425)                                                                      $ 10.27
                                                                                      =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($10,008,260/1,129,962)                                                             $  8.86
                                                                                      =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($2,235,970/252,877)                                                                $  8.84
                                                                                      =======

(a)  Cost for Federal income tax purposes is $45,972,593. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                          $     15,730,083
      Gross unrealized depreciation                                                  (644,296)
                                                                             ----------------
                                                                             $     15,085,787
                                                                             ================

(b)  Non-income producing security.
(c)  Total or partial securities on loan.
(d)  Securities, or a portion thereof, pledged as collateral with a value of
     $670,582 on 1 long S&P 500 futures contract expiring December 2005. The value of such contract on September 30, 2005 was $308,575, with an unrealized loss of $1,425 (including commissions of $3).
(e)  Rates shown are the rates as of September 30, 2005.
(f)  Securities purchased with the cash proceeds from securities loaned.
(g)  Represents an investment in an affiliate.

See accompanying notes to financial statements.

                                                                              53

                                 BlackRock Funds

                       STATEMENT OF ASSETS AND LIABILITIES
                        LARGE CAP GROWTH EQUITY PORTFOLIO

As of September 30, 2005

ASSETS
 Investments at value (Cost $45,747,884)...............   $     61,058,380
 Dividends receivable .................................             51,052
 Interest receivable ..................................              1,898
 Investments sold receivable ..........................            716,780
 Capital shares sold receivable .......................             14,068
 Prepaid expenses .....................................             19,396
 Futures margin receivable ............................                631
                                                          ----------------
    TOTAL ASSETS ......................................         61,862,205
                                                          ----------------
LIABILITIES
 Payable upon return of securities loaned .............          4,944,484
 Investments purchased payable ........................            522,608
 Capital shares redeemed payable ......................            249,503
 Advisory fees payable ................................             18,634
 Administrative fees payable ..........................              7,334
 Transfer agent fees payable ..........................             17,763
 Other accrued expenses payable .......................             42,477
                                                          ----------------
    TOTAL LIABILITIES .................................          5,802,803
                                                          ----------------
NET ASSETS (Applicable to 2,165,249 Institutional
 shares,607,128 Service shares,
 1,652,300 Investor A shares, 1,129,962 Investor B
 shares and 252,877 Investor C shares outstanding) ....   $     56,059,402
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($21,841,472/2,165,249).......   $          10.09
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($5,971,748/607,128)................   $           9.84
                                                          ================
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($16,001,952/1,652,300)..........   $           9.68
                                                          ================
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
 ($9.68/0.9425) .......................................   $          10.27
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales
 charge of 4.5%)
 PER INVESTOR B SHARE ($10,008,260/1,129,962)..........   $           8.86
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales
 charge of 1.0%)
 PER INVESTOR C SHARE ($2,235,970/252,877).............   $           8.84
                                                          ================

See accompanying notes to financial statements.

54

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                        DIVIDEND ACHIEVERS(TM) PORTFOLIO
As of September 30, 2005

                                                               Number
                                                              of Shares           Value
                                                          ----------------   ----------------
COMMON STOCKS -- 97.8%
Aerospace - 2.1%
  General Dynamics Corp.(b)                                          3,900   $        466,245
  United Technologies Corp.                                          4,100            212,544
                                                                             ----------------
                                                                                      678,789
                                                                             ----------------
Banks -- 16.0%
  AmSouth Bancorp.(b)                                                7,700            194,502
  Bank of America Corp.(b)                                          33,200          1,397,720
  Bank of Hawaii Corp.                                               4,050            199,341
  BB&T Corp.                                                         5,250            205,012
  Citigroup, Inc.(b)                                                24,700          1,124,344
  Comerica, Inc.(b)                                                  6,700            394,630
  Key Corp.(b)                                                      12,350            398,287
  National City Corp.(b)                                            12,800            428,032
  TD Banknorth, Inc.                                                 7,000            210,980
  Wachovia Corp.(b)                                                  7,450            354,546
  Wells Fargo & Co.                                                  6,500            380,705
                                                                             ----------------
                                                                                    5,288,099
                                                                             ----------------
Beverages & Bottling -- 0.6%
  The Coca-Cola Co.                                                  4,250            183,558
                                                                             ----------------
Broadcasting -- 0.6%
  Media General, Inc. - Class A                                      3,600            208,836
                                                                             ----------------
Chemicals -- 0.6%
  Rohm and Haas Co.                                                  5,200            213,876
                                                                             ----------------
Computer & Office Equipment -- 1.6%
  International Business Machines Corp.                              2,800            224,616
  Pitney Bowes, Inc.                                                 6,900            288,006
                                                                             ----------------
                                                                                      512,622
                                                                             ----------------
Computer Software & Services-- 1.2%
  Diebold, Inc.                                                      6,300            217,098
  Microsoft Corp.                                                    6,800            174,964
                                                                             ----------------
                                                                                      392,062
                                                                             ----------------
Construction -- 1.1%
  Martin Marietta Materials, Inc.                                    4,750            372,685
                                                                             ----------------
Electronics -- 0.5%
  Emerson Electric Co.                                               2,300            165,140
                                                                             ----------------
Energy & Utilities -- 5.7%
  Consolidated Edison, Inc.                                          8,350            405,392
  MDU Resources Group, Inc.                                         11,000            392,150
  Pinnacle West Capital  Corp.                                       8,700            383,496
  Progress Energy, Inc.                                              5,450            243,888
  UGI Corp.                                                          9,200            258,980
  Vectren Corp.                                                      6,650            188,528
                                                                             ----------------
                                                                                    1,872,434
                                                                             ----------------
Entertainment & Leisure -- 0.8%
  The Walt Disney Co.                                               11,200            270,256
                                                                             ----------------
Finance -- 6.2%
  American Capital Strategies Ltd.                                   3,000            109,980
  CIT Group, Inc.                                                    6,000            271,080
  Fannie Mae                                                         5,200            233,064
  Franklin Resources, Inc.                                           4,000            335,840
  Freddie Mac                                                        3,100            175,026
  Indymac Bancorp, Inc.                                              3,850            152,383
  Nuveen Investments - Class A(b)                                    5,500            216,645
  Protective Life Corp.                                              5,100            210,018
  Washington Mutual, Inc.(b)                                         9,050            354,941
                                                                             ----------------
                                                                                    2,058,977
                                                                             ----------------
Insurance -- 6.6%
  The Allstate Corp.                                                 8,750            483,787
  American International Group, Inc.(b)                              5,700            353,172
  CHUBB Corp.(b)                                                     4,400            394,020
  Lincoln National Corp.                                             3,600            187,272
  Mercury General Corp.(b)                                           3,900            233,961
  Old Republic International Corp.                                   5,900            157,353
  The St. Paul Travelers Cos., Inc.(b)                               8,050            361,204
                                                                             ----------------
                                                                                    2,170,769
                                                                             ----------------
Machinery & Heavy Equipment -- 1.0%
  Caterpillar, Inc.(b)                                               5,400            317,250
                                                                             ----------------
Manufacturing -- 6.7%
  General Electric Co.                                              22,400            754,208
  Nucor Corp.(b)                                                     4,900            289,051
  Reynold American, Inc.                                             2,200            182,644
  The Sherwin-Williams Co.(b)                                        6,500            286,455
  The Stanley Works                                                  4,900            228,732
  V.F. Corp.                                                         5,500            318,835
  Wolverine World Wide, Inc.                                         7,450            156,823
                                                                             ----------------
                                                                                    2,216,748
                                                                             ----------------
Medical & Medical Services -- 0.8%
  Health Care Property Investors, Inc.                               9,400            253,706
                                                                             ----------------
Medical Instruments & Supplies -- 1.0%
  Hillenbrand Industries, Inc.                                       3,300            155,265
  Johnson & Johnson                                                  3,000            189,840
                                                                             ----------------
                                                                                      345,105
                                                                             ----------------
Motor Vehicles -- 1.0%
  Ford Motor Co.(b)                                                 15,450            152,337
  Harley-Davidson, Inc.(b)                                           3,600            174,384
                                                                             ----------------
                                                                                      326,721
                                                                             ----------------
Motor Vehicles & Car Bodies -- 0.4%
  Genuine Parts Co.                                                  2,850            122,265
                                                                             ----------------
Oil & Gas -- 15.9%
  ChevronTexaco Corp.(b)(c)                                         20,900          1,352,857
  ConocoPhillips                                                    11,600            810,956
  Devon Energy Corp.                                                 3,300            226,512
  Energen Corp.                                                      5,600            242,256
  Exxon Mobil Corp.(c)                                              29,100          1,849,014
  Helmerich & Payne, Inc.                                            7,550            455,944
  National Fuel Gas Co.                                              9,400            321,480
                                                                             ----------------
                                                                                    5,259,019
                                                                             ----------------
Personal Services -- 0.6%
  The Servicemaster Co.                                             13,600            184,144
                                                                             ----------------
Pharmaceuticals -- 6.1%
  Bristol-Myers Squibb Co.(b)                                        6,300            151,578
  Merck & Co., Inc.                                                 18,500            503,385
  Pfizer, Inc.                                                      49,100          1,226,027
  West Pharmaceutical Services, Inc.                                 5,100            151,317
                                                                             ----------------
                                                                                    2,032,307
                                                                             ----------------

See accompanying notes to financial statements.

                                                                              55

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                  DIVIDEND ACHIEVERS(TM) PORTFOLIO (Continued)

As of September 30, 2005

                                                               Number
                                                              of Shares           Value
                                                          ----------------   ----------------
COMMON STOCKS (Continued)
Plastics -- 1.0%
  Sonoco Products Co.                                               12,150   $        331,816
                                                                             ----------------
Publishing & Printing -- 1.9%
  The McGraw-Hill Companies, Inc.                                    5,500            264,220
  R.R. Donnelley & Sons Corp.(b)                                     9,700            359,579
                                                                             ----------------
                                                                                      623,799
                                                                             ----------------
Real Estate -- 4.6%
  CBL & Associates Properties, Inc.                                  5,200            213,148
  Cendant Corp.                                                      6,300            130,032
  Commercial Net Lease Realty                                        7,800            156,000
  General Growth Properties, Inc.(b)                                 8,000            359,440
  HRPT Properties Trust                                             12,900            160,089
  Kimco Realty Corp.                                                 8,800            276,496
  Tanger Factory Outlet Centers, Inc.                                8,600            239,166
                                                                             ----------------
                                                                                    1,534,371
                                                                             ----------------
Restaurants -- 1.8%
  McDonald's Corp.                                                  18,100            606,169
                                                                             ----------------
Retail Merchandising -- 1.5%
  The Home Depot, Inc.                                               6,800            259,352
  RPM International, Inc.                                           13,600            250,240
                                                                             ----------------
                                                                                      509,592
                                                                             ----------------
Semiconductors & Related Devices -- 0.4%
  Linear Technology Corp.                                            3,900            146,601
                                                                             ----------------
Soaps & Cosmetics -- 1.0%
  Colgate-Palmolive Co.                                              3,100            163,649
  Kimberly-Clark Corp.                                               2,950            175,613
                                                                             ----------------
                                                                                      339,262
                                                                             ----------------
Telecommunications -- 5.6%
  ALLTEL Corp.(b)                                                    5,650            367,872
  AT&T Corp.                                                         8,000            158,400
  BellSouth Corp.                                                   16,700            439,210
  CenturyTel, Inc.                                                   4,400            153,912
  SBC Communications,  Inc.(b)                                      31,000            743,070
                                                                             ----------------
                                                                                    1,862,464
                                                                             ----------------
Tobacco -- 2.9%
  Altria Group, Inc.(b)                                             11,100            818,181
  Loews Corp. - Carolina Group                                       3,900            154,557
                                                                             ----------------
                                                                                      972,738
                                                                             ----------------
TOTAL COMMON STOCKS
  (Cost $31,217,349)                                                               32,372,180
                                                                             ----------------

                                                             Par/Shares
                                           Maturity             (000)             Value
                                       ----------------   ----------------   ----------------
SHORT TERM INVESTMENTS - 33.1%
  Banco Santader, Certificate of
    Deposit 3.70%(d)                           05/10/06   $            927   $        926,522
  Morgan Stanley, Floating Rate Notes
    4.02%(d)(e)                                11/07/05              1,249          1,249,055
    4.01%(d)(e)                                11/14/05                367            366,727
    4.02%(d)(e)                                01/05/06                396            396,323
  Galileo Money Market Fund                                            403            402,777
  Institutional Money Market
    Trust(d)(f)                                                      7,614          7,614,238
                                                                             ----------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $10,955,642)                                                               10,955,642
                                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES - 130.9%
  (Cost $42,172,990(a))                                                            43,327,822
LIABILITIES IN EXCESS OF
  OTHER ASSETS - (30.9)%                                                          (10,229,366)
                                                                             ----------------
NET ASSETS - 100.0%
  (Applicable to 314,473
  Institutional shares, 35,113
  Service shares, 1,361,194
  Investor A shares, 327,966
  Investor B shares and 1,041,844
  Investor C shares outstanding)                                             $     33,098,456
                                                                             ================

See accompanying notes to financial statements.

56

                                BlackRock Funds

                             STATEMENT OF NET ASSETS
                  DIVIDEND ACHIEVERS(TM) PORTFOLIO (Concluded)

As of September 30, 2005

                                            Value
                                       ----------------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($3,379,415/314,473)                 $          10.75
                                       ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($376,455/35,113)                    $          10.72
                                       ================
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($14,636,761/1,361,194)              $          10.75
                                       ================
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($10.75/0.9425)                      $          11.41
                                       ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($3,522,968/327,966)                 $          10.74
                                       ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($11,182,857/1,041,844)              $          10.73
                                       ================

----------
(a)  Cost for Federal income tax purposes is $42,211,958. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation    $      2,198,565
      Gross unrealized depreciation          (1,082,701)
                                       ----------------
                                       $      1,115,864
                                       ================

(b)  Total or partial securities on loan.
(c)  Securities, or a portion thereof, pledged as collateral with a value of
     $385,762 on 9 long E-Mini S&P 500 futures contracts expiring December 2005.
     The value of such contracts on September 30, 2005 was $555,435, with an unrealized gain of $2,948 (including commissions of $14).
(d)  Securities purchased with the cash proceeds from securities loaned.
(e)  Rates shown are the rates as of September 30, 2005.
(f)  Represents an investment in an affiliate.

See accompanying notes to financial statements.

                                                                              57

                                BlackRock Funds

                       STATEMENT OF ASSETS AND LIABILITIES
                        DIVIDEND ACHIEVERS(TM) PORTFOLIO
As of September 30, 2005
ASSETS
 Investments at value (Cost $42,172,990)...............   $     43,327,822
 Dividends receivable .................................             52,212
 Interest receivable ..................................              1,051
 Capital shares sold receivable .......................            338,218
 Prepaid expenses .....................................             31,188
 Futures margin receivable ............................              1,159
                                                          ----------------
    TOTAL ASSETS ......................................         43,751,650
                                                          ----------------
LIABILITIES
 Payable upon return of securities loaned .............         10,552,865
 Capital shares redeemed payable ......................             40,058
 Advisory fees payable ................................              8,315
 Administrative fees payable ..........................              5,383
 Transfer agent fees payable ..........................              2,890
 Other accrued expenses payable .......................             43,681
 Futures sold payable .................................                  2
                                                          ----------------
    TOTAL LIABILITIES .................................         10,653,194
                                                          ----------------
NET ASSETS (Applicable to 314,473 Institutional
 shares,35,113 Service shares,
 1,361,194 Investor A shares,
 327,966 Investor B shares and
 1,041,844 Investor C shares outstanding) .............   $     33,098,456
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($3,379,415/314,473)..........   $          10.75
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($376,455/35,113)...................   $          10.72
                                                          ================
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($14,636,761/1,361,194)..........   $          10.75
                                                          ================
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
 ($10.75/0.9425) ......................................   $          11.41
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred
 sales charge of 4.5%)
 PER INVESTOR B SHARE ($3,522,968/327,966).............   $          10.74
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred
 sales charge of 1.0%)
 PER INVESTOR C SHARE ($11,182,857/1,041,844)..........   $          10.73
                                                          ================

See accompanying notes to financial statements.

58

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                                LEGACY PORTFOLIO

As of September 30, 2005

                                                               Number
                                                              of Shares           Value
                                                          ----------------   ----------------
COMMON STOCKS -- 99.6%
Aerospace - 1.1%
  General Dynamics Corp.(b)                                         24,800   $      2,964,840
                                                                             ----------------
Beverages & Bottling -- 2.2%
  PepsiCo, Inc.                                                    108,100          6,130,351
                                                                             ----------------
Broadcasting -- 1.0%
  XM Satellite Radio
  Holdings, Inc.(b)(c)                                              80,700          2,897,937
                                                                             ----------------
Business Services -- 1.2%
  Alliance Data Systems Corp.(b)(c)                                 86,700          3,394,305
                                                                             ----------------
Computer & Office Equipment -- 2.5%
  Apple Computer, Inc.(c)                                           47,700          2,557,197
  Hewlett-Packard Co.                                              150,400          4,391,680
                                                                             ----------------
                                                                                    6,948,877
                                                                             ----------------
Computer Software & Services -- 17.6%
  Adobe Systems, Inc.(b)                                           103,700          3,095,445
  Cognizant Technology Solutions Corp.(c)                           60,700          2,828,013
  Electronic Arts, Inc.(c)                                          23,900          1,359,671
  EMC Corp.(b)(c)                                                  466,600          6,037,804
  Google, Inc. - Class A(c)                                         36,711         11,617,563
  Microsoft Corp.                                                  522,340         13,439,808
  Salesforce.Com, Inc.(c)                                          101,700          2,351,304
  Yahoo!, Inc.(c)                                                  249,900          8,456,616
                                                                             ----------------
                                                                                   49,186,224
                                                                             ----------------
Electronics -- 1.7%
  Intel Corp.                                                      195,300          4,814,145
                                                                             ----------------
Entertainment & Leisure -- 2.2%
  Comcast Corp. - Class A(c)                                       115,190          3,315,168
  Marriott International, Inc. - Class A(b)                         22,300          1,404,900
  Starwood Hotels & Resorts Worldwide, Inc.(b)                      23,700          1,354,929
                                                                             ----------------
                                                                                    6,074,997
                                                                             ----------------
Finance -- 8.6%
  American Express Co.                                             149,450          8,584,408
  Chicago Mercantile Exchange(b)                                     9,600          3,238,080
  Franklin Resources, Inc.                                          56,276          4,724,933
  The Goldman Sachs Group, Inc.(b)                                  18,500          2,249,230
  SLM Corp.                                                         94,600          5,074,344
                                                                             ----------------
                                                                                   23,870,995
                                                                             ----------------
Food & Agriculture -- 0.9%
  Monsanto Co.                                                      40,200          2,522,550
                                                                             ----------------
Insurance -- 1.1%
  WellPoint, Inc.(c)                                                39,100          2,964,562
                                                                             ----------------
Manufacturing -- 10.0%
  Corning, Inc.(c)                                                 245,400          4,743,582
  Danaher Corp.                                                    103,300          5,560,639
  General Electric Co.                                             357,030         12,021,200
  Nike, Inc.                                                        26,700          2,180,856
  Polo Ralph Lauren Corp.                                           68,400          3,440,520
                                                                             ----------------
                                                                                   27,946,797
                                                                             ----------------
Medical & Medical Services -- 8.6%
  Amgen, Inc.(c)                                                    90,002          7,170,459
  Caremark Rx, Inc.(c)                                              55,500          2,771,115
  PacifiCare Health Systems, Inc.(c)                                21,300          1,699,314
  Quest Diagnostics, Inc.                                           66,100          3,340,694
  UnitedHealth Group, Inc.                                         159,000          8,935,800
                                                                             ----------------
                                                                                   23,917,382
                                                                             ----------------
Medical Instruments & Supplies -- 7.5%
  Cytyc Corp.(c)                                                    58,500          1,570,725
  Johnson & Johnson                                                149,820          9,480,610
  St. Jude Medical, Inc.(c)                                        156,500          7,324,200
  Stryker Corp.                                                     50,500          2,496,215
                                                                             ----------------
                                                                                   20,871,750
                                                                             ----------------
Metal & Mining -- 2.9%
  CONSOL Energy, Inc.                                              104,900          8,000,723
                                                                             ----------------
Oil & Gas - 7.8%
  EOG Resources, Inc.                                               90,600          6,785,940
  Exxon Mobil Corp.(b)                                              65,027          4,131,816
  GlobalSantaFe Corp.                                               89,400          4,078,428
  Newfield Exploration Co.(c)                                       67,200          3,299,520
  Schlumberger Ltd.(b)                                              42,700          3,603,026
                                                                             ----------------
                                                                                   21,898,730
                                                                             ----------------
Pharmaceuticals -- 7.3%
  Allergan, Inc.(b)                                                 34,500          3,160,890
  Amylin Pharmaceuticals, Inc.(c)                                   39,600          1,377,684
  Genentech, Inc.(c)                                                31,500          2,652,615
  Genzyme Corp.(c)                                                  57,900          4,147,956
  Novartis AG - ADR                                                 56,300          2,871,300
  Sanofi-Aventis - ADR                                              72,600          3,016,530
  Teva Pharmaceutical Industries Ltd. - ADR(b)                      93,200          3,114,744
                                                                             ----------------
                                                                                   20,341,719
                                                                             ----------------
Retail Merchandising -- 7.4%
  Chico's FAS, Inc.(b)(c)                                           54,200          1,994,560
  Coach, Inc.(c)                                                    65,700          2,060,352
  CVS Corp.(b)                                                     138,200          4,009,182
  Kohl's Corp.(c)                                                   69,400          3,482,492
  Staples, Inc.                                                    114,550          2,442,206
  Target Corp.(b)                                                   72,700          3,775,311
  Walgreen Co.                                                      64,600          2,806,870
                                                                             ----------------
                                                                                   20,570,973
                                                                             ----------------
Semiconductors & Related Devices -- 3.0%
  Broadcom Corp. - Class A(c)                                       53,000          2,486,230
  Freescale Semiconductor, Inc. - Class A(b)(c)                    130,800          3,062,028
  Texas Instruments, Inc.(b)                                        84,000          2,847,600
                                                                             ----------------
                                                                                    8,395,858
                                                                             ----------------
Soaps & Cosmetics -- 2.7%
  The Procter & Gamble Co.                                         127,000          7,551,420
                                                                             ----------------
Telecommunications -- 2.3%
  Harman International Industries, Inc.                             16,200          1,656,774
  Qualcomm, Inc.                                                    59,400          2,658,150
  Sprint Nextel Corp.                                               86,000          2,045,080
                                                                             ----------------
                                                                                    6,360,004
                                                                             ----------------
TOTAL COMMON STOCKS
  (Cost $225,891,548)                                                             277,625,139
                                                                             ----------------

See accompanying notes to financial statements.

                                                                              59

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                          LEGACY PORTFOLIO (Concluded)

As of September 30, 2005

                                                               Number
                                                              of Shares           Value
                                                          ----------------   ----------------
WARRANTS -- 0.0%
  Lucent Technologies, Inc. (issued
    12/10/04, expiring 12/10/07,
    strike price $2.75)(c)(d)
  (Cost $8,011)                                                     12,138   $         11,531
                                                                             ----------------

                                                             Par/Shares
                                            Maturity            (000)
                                         --------------   ----------------
SHORT TERM INVESTMENTS -- 17.7%
  Banco Santader, Certificate of
    Deposit 3.70%(e)                           05/10/06   $            582   $        581,979
   Morgan Stanley, Floating Rate Notes
    4.02%(e)(f)                                11/07/05              9,560          9,560,171
    4.01%(e)(f)                                11/14/05                892            892,216
    4.02%(e)(f)                                01/05/06              5,791          5,791,094
  Galileo Money Market Fund                                          2,099          2,098,685
  Institutional Money Market
   Trust(e)(g)                                                      30,309         30,309,454
                                                                             ----------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $49,233,599)                                                               49,233,599
                                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES -- 117.3%
  (Cost $275,133,158(a))                                                          326,870,269
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (17.3)%                                                                (48,310,373)
                                                                             ----------------
NET ASSETS -- 100.0%
  (Applicable to 3,674,169 Institutional
   shares, 8 Service shares, 8,711,263
   Investor A shares, 6,545,757 Investor
   B shares and 1,575,132 Investor C
   shares outstanding)                                                       $    278,559,896
                                                                             ===============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
    ($52,154,290/3,674,169)                                                  $          14.19
                                                                             ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER SERVICE SHARE ($107/8)(h)                         $          13.81
                                                                             ================
NET ASSET VALUE AND
  REDEMPTION PRICE PER INVESTOR A SHARE
  ($120,370,757/8,711,263)                                                   $          13.82
                                                                             ================
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
             ($13.82/0.9425)                                                 $          14.66
                                                                             ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($85,464,627/6,545,757)                                                    $          13.06
                                                                             ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($20,570,115/1,575,132)                                                    $          13.06
                                                                             ================

----------
(a)  Cost for Federal income tax purposes is $275,335,960. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                          $     54,849,190
      Gross unrealized depreciation                                                (3,314,881)
                                                                             ----------------
                                                                             $     51,534,309
                                                                             ================

(b)  Total or partial securities on loan.
(c)  Non-income producing security.
(d)  As of September 30, 2005, the aggregate amount of shares called for by these warrants is 12,138. These warrants were exercisable as of 12/10/04.
(e)  Securities purchased with the cash proceeds from securities loaned.
(f)  Rates shown are the rates as of September 30, 2005.
(g)  Represents an investment in an affiliate.
(h)  Exact net assets and shares outstanding at September 30, 2005 were $106.57 and 7.717, respectively.

See accompanying notes to financial statements.

60

                                 BlackRock Funds

                       STATEMENT OF ASSETS AND LIABILITIES
                                LEGACY PORTFOLIO

As of September 30, 2005

ASSETS
 Investments at value (Cost $275,133,158)..............   $    326,870,269
 Dividends and reclaims receivable ....................            140,437
 Interest receivable ..................................             11,237
 Investments sold receivable ..........................          4,465,463
 Capital shares sold receivable .......................             57,958
 Prepaid expenses .....................................             64,127
                                                          ----------------
    TOTAL ASSETS ......................................        331,609,491
                                                          ----------------
LIABILITIES
 Payable upon return of securities loaned .............         47,134,914
 Investments purchased payable ........................          5,039,151
 Capital shares redeemed payable ......................            510,423
 Advisory fees payable ................................            147,302
 Transfer agent fees payable ..........................             44,357
 Other accrued expenses payable .......................            173,448
                                                          ----------------
    TOTAL LIABILITIES .................................         53,049,595
                                                          ----------------
NET ASSETS (Applicable to 3,674,169 Institutional
 shares, 8 Service shares, 8,711,263 Investor A shares,
 6,545,757 Investor B shares and 1,575,132 Investor C
 shares outstanding) ..................................   $    278,559,896
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($52,154,290/3,674,169).......   $          14.19
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($107/8)(a).........................   $          13.81
                                                          ================
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($120,370,757/8,711,263).........   $          13.82
                                                          ================
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
 ($13.82/0.9425) ......................................   $          14.66
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred
 sales charge of 4.5%)
 PER INVESTOR B SHARE ($85,464,627/6,545,757)..........   $          13.06
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred
 sales charge of 1.0%)
 PER INVESTOR C SHARE ($20,570,115/1,575,132)..........   $          13.06
                                                          ================

---------
(a)  Exact net assets and shares outstanding at September 30, 2005 were $106.57 and 7.717, respectively.

See accompanying notes to financial statements.
                                                                              61

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                         MID-CAP VALUE EQUITY PORTFOLIO

As of September 30, 2005

                                                               Number
                                                              of Shares           Value
                                                          ----------------   ----------------
COMMON STOCKS -- 96.4%
Banks -- 7.0%
  City National Corp.                                              164,500   $     11,529,805
  Comerica, Inc.(b)                                                199,800         11,768,220
  Hudson City Bancorp., Inc.                                       836,700          9,956,730
  North Fork Bancorp., Inc.                                        359,850          9,176,175
  Sovereign Bancorp., Inc.                                         584,500         12,882,380
                                                                             ----------------
                                                                                   55,313,310
                                                                             ----------------
Beverages & Bottling -- 0.7%
  Coca-Cola Enterprises, Inc.                                      297,800          5,807,100
                                                                             ----------------
Broadcasting -- 1.5%
  Belo Corp.                                                       248,300          5,676,138
  Lin TV Corp.(c)                                                  465,820          6,498,189
                                                                             ----------------
                                                                                   12,174,327
                                                                             ----------------
Business Services -- 3.5%
  The Brink's Co.                                                  357,900         14,695,374
  W.W. Grainger, Inc.                                              207,090         13,030,103
                                                                             ----------------
                                                                                   27,725,477
                                                                             ----------------
Chemicals -- 2.2%
  Ashland, Inc.                                                    179,500          9,915,580
  FMC Corp.(b)(c)                                                   85,700          4,903,754
  Lyondell Chemical Co.(b)                                          88,600          2,535,732
                                                                             ----------------
                                                                                   17,355,066
                                                                             ----------------
Computer & Office Equipment -- 4.1%
  American Power Conversion Corp.                                  155,700          4,032,630
  Avery Dennison Corp.(b)                                          149,900          7,853,261
  Lexmark International, Inc.(b)(c)                                108,100          6,599,505
  NCR Corp.(c)                                                     445,000         14,199,950
  Phase Metrics, Inc.(c)(d)(e)                                     108,409              2,168
                                                                             ----------------
                                                                                   32,687,514
                                                                             ----------------
Computer Software & Services -- 4.1%
  DST Systems, Inc.(c)                                             190,400         10,439,632
  IAC/InterActiveCorp(b)(c)                                        218,600          5,541,510
  TIBCO Software, Inc.(c)                                          671,000          5,609,560
  Unisys Corp.(c)                                                1,631,900         10,835,816
                                                                             ----------------
                                                                                   32,426,518
                                                                             ----------------
Construction -- 0.6%
  Dycom Industries, Inc.(b)(c)                                     222,200          4,492,884
                                                                             ----------------
Containers - 3.5%
  Owens-Illinois, Inc.(c)                                          488,000         10,062,560
  Pactiv Corp.(b)(c)                                               550,300          9,641,256
  Smurfit-Stone Container Corp.(c)                                 773,400          8,012,424
                                                                             ----------------
                                                                                   27,716,240
                                                                             ----------------
Energy & Utilities -- 8.6%
  Constellation Energy Group                                       180,900         11,143,440
  PPL Corp.                                                        377,200         12,194,876
  Public Service Enterprise Group, Inc.(b)                         195,600         12,588,816
  Questar Corp.                                                    165,600         14,592,672
  Reliant Energy, Inc.(c)                                          562,300          8,681,912
  Sempra Energy(b)                                                 190,800          8,979,048
                                                                             ----------------
                                                                                   68,180,764
                                                                             ----------------
Entertainment & Leisure -- 0.9%
  Hilton Hotels Corp.                                              327,700          7,314,264
                                                                             ----------------
Finance -- 8.2%
  Ambac Financial Group, Inc.                                      181,250         13,060,875
  Capital One Financial Corp.(b)                                   111,500          8,866,480
  CIT Group, Inc.                                                  326,400         14,746,752
  Freedom Pay, Inc.(d)(e)                                           43,051                431
  H&R Block, Inc.                                                  456,500         10,946,870
  Mellon Financial Corp.                                           181,300          5,796,161
  Nuveen Investments - Class A                                     277,600         10,934,664
                                                                             ----------------
                                                                                   64,352,233
                                                                             ----------------
Food & Agriculture -- 3.6%
  Dean Foods Co.(c)                                                246,000          9,559,560
  Del Monte Foods Co.(c)                                           687,800          7,380,094
  The J. M. Smucker Co.                                            132,500          6,431,550
  Treehouse Foods, Inc.(c)                                         175,280          4,711,526
                                                                             ----------------
                                                                                   28,082,730
                                                                             ----------------
Insurance -- 7.2%
  Allmerica Financial Corp.(c)                                     274,100         11,276,474
  Assurant, Inc.(b)                                                106,600          4,057,196
  Axis Capital Holdings Ltd.                                       370,000         10,548,700
  Endurance Specialty Holdings Ltd.                                308,100         10,509,291
  Everest Re Group Ltd.                                             67,500          6,608,250
  Radian Group, Inc.                                               255,100         13,545,810
                                                                             ----------------
                                                                                   56,545,721
                                                                             ----------------
Manufacturing -- 10.1%
  American Standard Co. Inc.                                       177,000          8,239,350
  Briggs & Stratton Corp.                                          109,000          3,770,310
  Brunswick Corp.                                                  174,400          6,580,112
  ITT Industries, Inc.                                              28,200          3,203,520
  Jones Apparel Group, Inc.                                        342,400          9,758,400
  Newell Rubbermaid, Inc.                                          302,800          6,858,420
  The Sherwin-Williams Co.(b)                                      230,000         10,136,100
  Snap-On, Inc.                                                    308,500         11,143,020
  The Stanley Works                                                201,200          9,392,016
  Textron, Inc.                                                    152,500         10,937,300
                                                                             ----------------
                                                                                   80,018,548
                                                                             ----------------
Measuring & Controlling Devices -- 1.1%
  Thermo Electron Corp.(c)                                         272,300          8,414,070
                                                                             ----------------
Medical & Medical Services -- 1.4%
  MedImmune, Inc.(b)(c)                                            124,000          4,172,600
  Universal Health Service, Inc.                                   141,600          6,744,408
                                                                             ----------------
                                                                                   10,917,008
                                                                             ----------------
Medical Instruments & Supplies -- 1.3%
  Hillenbrand Industries, Inc.                                     225,000         10,586,250
                                                                             ----------------
Metal & Mining -- 1.8%
  CONSOL Energy, Inc.                                              183,900         14,026,053
                                                                             ----------------
Oil & Gas -- 6.0%
  CNX Gas Corp.(c)(e)                                               62,300          1,209,558
  Diamond Offshore Drilling, Inc.                                  186,800         11,441,500
  EOG Resources, Inc.                                              165,400         12,388,460
  KeySpan Corp.                                                    254,300          9,353,154
  Newfield Exploration Co.(c)                                      259,300         12,731,630
                                                                             ----------------
                                                                                   47,124,302
                                                                             ----------------
Paper & Forest Products -- 1.3%
  Bowater, Inc.(b)                                                 356,200         10,069,774
                                                                             ----------------

See accompanying notes to financial statements.

62

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                   MID-CAP VALUE EQUITY PORTFOLIO (Continued)

As of September 30, 2005

                                                               Number
                                                              of Shares           Value
                                                          ----------------   ----------------
COMMON STOCKS (Continued)
Pharmaceuticals -- 1.2%
  Watson                                                           258,000   $      9,445,380
                                                                             ----------------
Pharmaceuticals, Inc.(b)(c)
Publishing & Printing -- 2.1%
  Dow Jones & Company, Inc.(b)                                     212,200          8,103,918
  R.R. Donnelley & Sons Corp.(b)                                   221,900          8,225,833
                                                                             ----------------
                                                                                   16,329,751
                                                                             ----------------
Railroad & Shipping -- 0.8%
  CSX Corp.                                                        135,800          6,311,984
                                                                             ----------------
Real Estate -- 4.6%
  Boston Properties, Inc.                                          188,600         13,371,740
  Cendant Corp.                                                    589,600         12,169,344
  Reckson Associates Realty Corp.                                  306,900         10,603,395
                                                                             ----------------
                                                                                   36,144,479
                                                                             ----------------
Retail Merchandising -- 7.7%
  AnnTaylor Stores Corp.(c)                                        378,200         10,041,210
  Federated Department Stores, Inc.                                150,900         10,090,683
  The Kroger Co.(b)(c)                                             348,400          7,173,556
  Linens 'n Things, Inc.(c)                                        346,500          9,251,550
  Office Depot, Inc.(b)(c)                                         283,100          8,408,070
  Officemax, Inc.                                                  374,000         11,844,580
  Saks, Inc.(c)                                                    213,600          3,951,600
                                                                             ----------------
                                                                                   60,761,249
                                                                             ----------------
Semiconductors & Related Devices -- 1.0%
  Cypress Semiconductor Corp.(b)(c)                                532,700          8,017,135
                                                                             ----------------
Telecommunications -- 0.3%
  Scientific-Atlanta, Inc.                                          67,600          2,535,676
                                                                             ----------------
TOTAL COMMON STOCKS
  (Cost $651,506,320)                                                             760,875,807
                                                                             ----------------

                                                            Par/Shares
                                            Maturity           (000)              Value
                                         --------------   ----------------   ----------------
SHORT TERM INVESTMENTS -- 14.2%
  Banco Santader, Certificate of
    Deposit        3.70%(f)                    05/10/06   $         10,396   $     10,395,862
  Morgan Stanley, Floating Rate
    Notes
       4.02%(f)(g)                             11/07/05              3,759          3,759,272
       4.01%(f)(g)                             11/14/05              6,426          6,425,595
       4.02%(f)(g)                             01/05/06              2,660          2,659,912
  Federal Home Loan Bank, Discount
    Notes 3.18%(h)                             10/03/05             24,800         24,795,619
  Galileo Money Market Fund                                          9,936          9,936,043
  Institutional Money Market
    Trust(f)(i)                                                     54,169         54,169,221
                                                                             ----------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $112,141,524)                                                             112,141,524
                                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES -- 110.6%
  (Cost $763,647,844(a))                                                          873,017,331
LIABILITIES IN EXCESS OF OTHER
  ASSETS - (10.6)%                                                                (83,543,128)
                                                                             ----------------
NET ASSETS -- 100.0%
  (Applicable to 3,865,844
  Institutional shares, 65,358 Service
  shares, 37,087,717 Investor A
  shares, 10,340,355 Investor B
  shares and 8,117,221 Investor C
  shares outstanding)                                                        $    789,474,203
                                                                             ================

See accompanying notes to financial statements.
                                                                              63

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                   MID-CAP VALUE EQUITY PORTFOLIO (Concluded)

As of September 30, 2005

                                             Value
                                         --------------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($53,110,958/3,865,844)                $        13.74
                                         ==============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($889,459/65,358)                      $        13.61
                                         ==============
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($500,479,129/37,087,717)              $        13.49
                                         ==============
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($13.49/0.9425)                        $        14.31
                                         ==============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($131,650,619/10,340,355)              $        12.73
                                         ==============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($103,344,038/8,117,221)               $        12.73
                                         ==============

----------
(a)  Cost for Federal income tax purposes is $767,343,803. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation      $  131,934,354
      Gross unrealized depreciation         (26,260,826)
                                         --------------
                                         $  105,673,528
                                         ==============

(b)  Total or partial securities on loan.
(c)  Non-income producing security.
(d)  Security is illiquid. As of September 30, 2005, the Portfolio held less than 0.01% of its net assets, with a current market value of $2,599 in these securities.
(e)  Securities valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2005, this security had a total market value of $1,212,157 which represents less than 0.15% of net assets.
(f)  Securities purchased with the cash proceeds from securities loaned.
(g)  Rates shown are the rates as of September 30, 2005.
(h)  The rate shown is the effective yield on the discount notes at the time of purchase.
(i)  Represents an investment in an affiliate.

See accompanying notes to financial statements.

64

                                 BlackRock Funds

                       STATEMENT OF ASSETS AND LIABILITIES
                         MID-CAP VALUE EQUITY PORTFOLIO

As of September 30, 2005

ASSETS
 Investments at value (Cost $763,647,844)..............   $    873,017,331
 Dividends receivable .................................          1,202,608
 Interest receivable ..................................             31,185
 Investments sold receivable ..........................          3,490,670
 Capital shares sold receivable .......................          2,199,666
 Prepaid expenses .....................................             26,975
 Other assets .........................................              4,070
                                                          ----------------
    TOTAL ASSETS ......................................        879,972,505
                                                          ----------------
LIABILITIES
 Payable upon return of securities loaned .............         77,409,862
 Investments purchased payable ........................          2,064,128
 Capital shares redeemed payable ......................         10,134,700
 Advisory fees payable ................................            349,696
 Administrative fees payable ..........................             48,094
 Transfer agent fees payable ..........................             90,698
 Other accrued expenses payable .......................            401,124
                                                          ----------------
    TOTAL LIABILITIES .................................         90,498,302
                                                          ----------------
NET ASSETS (Applicable to 3,865,844 Institutional
 shares, 65,358 Service shares,
 37,087,717 Investor A shares,
 10,340,355 Investor B shares and
 8,117,221 Investor C shares outstanding) .............   $    789,474,203
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($53,110,958/3,865,844).......   $          13.74
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($889,459/65,358)...................   $          13.61
                                                          ================
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($500,479,129/37,087,717)........   $          13.49
                                                          ================
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
 ($13.49/0.9425) ......................................   $          14.31
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred
 sales charge of 4.5%)
 PER INVESTOR B SHARE ($131,650,619/10,340,355)........   $          12.73
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred
 sales charge of 1.0%)
 PER INVESTOR C SHARE ($103,344,038/8,117,221).........   $          12.73
                                                          ================

See accompanying notes to financial statements.
                                                                              65

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                         MID-CAP GROWTH EQUITY PORTFOLIO

As of September 30, 2005

                                                               Number
                                                              of Shares           Value
                                                          ----------------   ----------------
COMMON STOCKS -- 98.1%
Advertising -- 1.3%
  Getty Images, Inc.(b)                                             66,900   $      5,756,076
                                                                             ----------------
Aerospace -- 1.7%
  Alliant Techsystems, Inc.(b)                                     101,300          7,562,045
                                                                             ----------------
Broadcasting -- 2.9%
  CKX, Inc.(b)                                                     307,700          3,867,789
  Univision Communications, Inc. -- Class A(b)                      168,700          4,475,611
  XM Satellite Radio Holdings, Inc.(b)(c)                          130,600          4,689,846
                                                                             ----------------
                                                                                   13,033,246
                                                                             ----------------
Business Services -- 3.0%
  Alliance Data Systems Corp.(b)(c)                                131,500          5,148,225
  The Corporate Executive Board Co.                                 73,100          5,700,338
  Equifax, Inc.                                                     71,300          2,491,222
                                                                             ----------------
                                                                                   13,339,785
                                                                             ----------------
Computer Software & Services -- 9.0%
  Adobe Systems, Inc.(c)                                           244,000          7,283,400
  CACI International, Inc.(b)                                       64,300          3,896,580
  Ceridian Corp.(b)                                                420,100          8,717,075
  Enterasys Networks, Inc.(b)                                       29,413             39,413
  Foundry Networks, Inc.(b)                                        251,100          3,188,970
  NAVTEQ Corp.(b)                                                  181,500          9,065,925
  Symantec Corp.(b)                                                154,603          3,503,304
  VeriFone Holdings, Inc.(b)                                       109,500          2,202,045
  VeriSign, Inc.(b)                                                106,000          2,265,220
                                                                             ----------------
                                                                                   40,161,932
                                                                             ----------------
Containers -- 0.9%
  Owens-Illinois, Inc.(b)                                          204,900          4,225,038
                                                                             ----------------
Electronics -- 3.1%
  Amphenol Corp.                                                   133,500          5,385,390
  Cogent, Inc.(b)(c)                                               125,400          2,978,250
  National Semiconductor Corp.                                     216,256          5,687,533
                                                                             ----------------
                                                                                   14,051,173
                                                                             ----------------
Entertainment & Leisure -- 3.9%
  GTECH Holdings Corp.                                             137,500          4,408,250
  Marriott International, Inc. - Class A                            35,500          2,236,500
  Marvel Entertainment, Inc.(b)                                    253,200          4,524,684
  Orient-Express Hotels Ltd. - Class A                             148,500          4,220,370
  Starwood Hotels & Resorts Worldwide, Inc.(c)                      38,000          2,172,460
                                                                             ----------------
                                                                                   17,562,264
                                                                             ----------------
Finance -- 2.6%
  Nuveen Investments - Class A                                     120,400          4,742,556
  Providian Financial Corp.(b)(c)                                  118,900          2,102,152
  T. Rowe Price Group, Inc.                                         74,200          4,845,260
                                                                             ----------------
                                                                                   11,689,968
                                                                             ----------------
Insurance -- 2.9%
  Endurance Specialty Holdings Ltd.                                129,900          4,430,889
  WellPoint, Inc.(b)                                               109,300          8,287,126
                                                                             ----------------
                                                                                   12,718,015
                                                                             ----------------
Machinery & Heavy Equipment -- 0.7%
  Dresser-Rand Group, Inc.(b)                                       28,100            692,103
  Lennox International, Inc.                                        92,000          2,521,720
                                                                             ----------------
                                                                                    3,213,823
                                                                             ----------------
Manufacturing -- 3.8%
  IDEX Corp.                                                        83,000          3,531,650
  Pentair, Inc.                                                    186,100          6,792,650
  Sealed Air Corp.(b)                                               69,600          3,303,216
  The Warnaco Group, Inc.(b)                                       142,000          3,111,220
                                                                             ----------------
                                                                                   16,738,736
                                                                             ----------------
Medical & Medical Services -- 9.1%
  Caremark Rx, Inc.(b)                                             153,700          7,674,241
  Community Health Systems, Inc.(b)                                221,400          8,592,534
  Coventry Health Care, Inc.(b)                                     66,900          5,754,738
  Medco Health Solutions, Inc.(b)                                  132,100          7,243,043
  Omnicare, Inc.(c)                                                123,600          6,950,028
  Triad Hospitals, Inc.(b)                                          99,975          4,525,868
                                                                             ----------------
                                                                                   40,740,452
                                                                             ----------------
Medical Instruments & Supplies -- 7.4%
  Charles River Laboratories International, Inc.(b)                148,800          6,490,656
  Cytyc Corp.(b)                                                   253,100          6,795,735
  Fisher Scientific International, Inc.(b)                          84,000          5,212,200
  Kinetic Concepts, Inc.(b)(c)                                      80,100          4,549,680
  Martek Biosciences Corp.(b)(c)                                   123,100          4,324,503
  Varian Medical Systems, Inc.(b)(c)                               146,100          5,772,411
                                                                             ----------------
                                                                                   33,145,185
                                                                             ----------------
Metal & Mining -- 5.5%
  CONSOL Energy, Inc.                                              172,000         13,118,440
  Massey Energy Co.                                                111,800          5,709,626
  MSC Industrial Direct Co., Inc.                                  174,400          5,784,848
                                                                             ----------------
                                                                                   24,612,914
                                                                             ----------------
Oil & Gas -- 9.4%
  Amerada Hess Corp.                                                17,500          2,406,250
  CNX Gas Corp.(b)(d)                                               36,700            712,532
  ENSCO International, Inc.                                        172,800          8,050,752
  EOG Resources, Inc.                                              186,600         13,976,340
  Newfield Exploration Co.(b)                                      195,400          9,594,140
  Noble Corp.                                                       74,500          5,100,270
  Stolt Offshore SA - ADR(b)                                       190,800          2,209,464
                                                                             ----------------
                                                                                   42,049,748
                                                                             ----------------
Personal Services -- 0.7%
  Laureate Education, Inc.(b)                                       65,300          3,197,741
                                                                             ----------------
Pharmaceuticals -- 3.2%
  Cephalon, Inc.(b)                                                 48,700          2,260,654
  Forest Laboratories, Inc.(b)                                      83,100          3,238,407
  Shire Pharmaceuticals Group PLC - ADR                            234,256          8,665,130
                                                                             ----------------
                                                                                   14,164,191
                                                                             ----------------
Restaurants -- 0.9%
  Ruby Tuesday, Inc.                                               181,300          3,945,088
                                                                             ----------------
Retail Merchandising -- 8.4%
  Abercrombie & Fitch Co. - Class A                                 45,100          2,248,235
  Bed, Bath & Beyond, Inc.(b)                                      156,500          6,288,170
  CDW Corp.(c)                                                      79,600          4,690,032
  Chico's FAS, Inc.(b)(c)                                          149,200          5,490,560
  Coach, Inc.(b)                                                   105,400          3,305,344
  Staples, Inc.                                                    241,072          5,139,655
  Urban Outfitters, Inc.(b)                                         78,800          2,316,720

See accompanying notes to financial statements.

66

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                   MID-CAP GROWTH EQUITY PORTFOLIO (Continued)

As of September 30, 2005

                                                               Number
                                                              of Shares           Value
                                                          ----------------   ----------------
COMMON STOCKS (Continued)
Retail Merchandising (Continued)
  Williams-Sonoma, Inc.(b)(c)                                      205,000   $      7,861,750
                                                                             ----------------
                                                                                   37,340,466
                                                                             ----------------
Semiconductors & Related Devices - 4.3%
  Altera Corp.(b)(c)                                               308,200          5,889,702
  Freescale Semiconductor, Inc. - Class B(b)(c)                    211,800          4,994,244
  Lam Research Corp.(b)(c)                                         160,000          4,875,200
  Linear Technology Corp.                                           97,300          3,657,507
                                                                             ----------------
                                                                                   19,416,653
                                                                             ----------------
Telecommunications - 11.7%
  ADTRAN, Inc.                                                     147,000          4,630,500
  Amdocs Ltd.(b)                                                   245,800          6,816,034
  American Tower Corp. - Class A(b)                                350,900          8,754,955
  Avid Technology, Inc.(b)                                         191,300          7,919,820
  Harris Corp.                                                     161,500          6,750,700
  Nextel Partners, Inc. - Class A(b)(c)                            264,800          6,646,480
  Polycom, Inc.(b)                                                 204,600          3,308,382
  Scientific-Atlanta, Inc.                                         140,300          5,262,653
  Syniverse Holdings, Inc.(b)                                      142,600          2,196,040
                                                                             ----------------
                                                                                   52,285,564
                                                                             ----------------
Transportation - 0.7%
  Landstar System, Inc.                                             75,700          3,030,271
                                                                             ----------------
Waste Management - 1.0%
  Stericycle, Inc.(b)                                               75,700          4,326,255
                                                                             ----------------
TOTAL COMMON STOCKS
  (Cost $341,400,312)                                                             438,306,629
                                                                             ----------------
WARRANTS - 0.0%
  Dime Bancorp, Inc. (issued 12/26/00,
  no expiration date, strike price $0.30)(e)                        57,900              9,264

  MicroStrategy, Inc. (issued 06/21/02,
  expiring 06/24/07, strike price $400)(d)(f)                           13                  2
                                                                             ----------------
TOTAL WARRANTS
  (Cost $17,331)                                                                        9,266
                                                                             ================

                                                             Par/Shares
                                            Maturity             (000)            Value
                                         --------------   ----------------   ----------------
SHORT TERM INVESTMENTS -- 9.7%
  Banco Santader, Certificate of
    Deposit 3.70%(g)                           05/10/06   $          1,947   $      1,946,858
  Morgan Stanley, Floating Rate
    Notes
    4.02%(g)(h)                                11/07/05              4,844          4,843,764
    4.01%(g)(h)                                11/14/05                134            133,645
    4.02%(g)(h)                                01/05/06              3,802          3,801,905
  Galileo Money Market Fund                                          1,153          1,152,750
  Institutional Money Market
    Trust(g)(i)                                                     31,437         31,436,669
                                                                             ----------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $43,315,591)                                                               43,315,591
                                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES --  107.8%
  (Cost $384,733,234(a))                                                          481,631,486
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (7.8)%                                                          (34,956,229)
                                                                             ----------------
NET ASSETS -- 100.0%
  (Applicable to 7,219,597
  Institutional shares, 112,752
  Service shares, 29,568,600
  Investor A shares, 6,567,268
  Investor B shares and 2,305,471
  Investor C shares outstanding)                                             $    446,675,257
                                                                             ================

See accompanying notes to financial statements.
                                                                              67

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                   MID-CAP GROWTH EQUITY PORTFOLIO (Concluded)

As of September 30, 2005

                                            Value
                                       ----------------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($75,406,653/7,219,597)              $          10.44
                                       ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($1,135,542/112,752)                 $          10.07
                                       ================
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($290,284,864/29,568,600)            $           9.82
                                       ================
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($9.82/0.9425)                       $          10.42
                                       ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($59,100,472/6,567,268)              $           9.00
                                       ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($20,747,726/2,305,471)              $           9.00
                                       ================

----------
(a)  Cost for Federal income tax purposes is $385,555,123. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation     $    102,374,333
     Gross unrealized depreciation           (6,297,970)
                                       ----------------
                                       $     96,076,363
                                       ================

(b)  Non-income producing security.
(c)  Total or partial securities on loan.
(d)  Security valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2005, this security had a total market value of $712,534 which represents less than 0.16% of net assets.
(e)  As of September 30, 2005, the aggregate amount of shares called for by these warrants is 57,900. These warrants were exercisable as of 12/26/00.
(f)  As of September 30, 2005, the aggregate amount of shares called for by these warrants is 1.30. These warrants were exercisable as of 6/24/02.
(g)  Securities purchased with the cash proceeds from securities loaned.
(h)  Rates shown are the rates as of September 30, 2005.
(i)  Represents an investment in an affiliate.

See accompanying notes to financial statements.

68

                                 BlackRock Funds

                       STATEMENT OF ASSETS AND LIABILITIES
                         MID-CAP GROWTH EQUITY PORTFOLIO

As of September 30, 2005

ASSETS
 Investments at value (Cost $384,733,234)..............   $    481,631,486
 Dividends receivable .................................             47,353
 Interest receivable ..................................              9,952
 Investments sold receivable ..........................         19,396,999
 Capital shares sold receivable .......................             75,297
 Prepaid expenses .....................................             24,420
 Other assets .........................................              2,035
                                                          ----------------
    TOTAL ASSETS ......................................        501,187,542
                                                          ----------------
LIABILITIES
 Payable upon return of securities loaned .............         42,162,841
 Investments purchased payable ........................         11,121,051
 Capital shares redeemed payable ......................            628,655
 Advisory fees payable ................................            285,227
 Administrative fees payable ..........................             34,614
 Transfer agent fees payable ..........................             87,667
 Other accrued expenses payable .......................            192,230
                                                          ----------------
    TOTAL LIABILITIES .................................         54,512,285
                                                          ----------------
NET ASSETS (Applicable to 7,219,597 Institutional
 shares,112,752 Service shares,
 29,568,600 Investor A shares,
 6,567,268 Investor B shares and
 2,305,471 Investor C shares outstanding) .............   $    446,675,257
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($75,406,653/7,219,597).......   $          10.44
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($1,135,542/112,752)................   $          10.07
                                                          ================
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($290,284,864/29,568,600)........   $           9.82
                                                          ================
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
 ($9.82/0.9425) .......................................   $          10.42
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred
 sales charge of 4.5%)
 PER INVESTOR B SHARE ($59,100,472/6,567,268)..........   $           9.00
                                                          ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred
 sales charge of 1.0%)
 PER INVESTOR C SHARE ($20,747,726/2,305,471)..........   $           9.00
                                                          ================

See accompanying notes to financial statements.

                                                                              69

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                                AURORA PORTFOLIO

As of September 30, 2005

                                                                      Number
                                                                    of Shares       Value
                                                                  ------------  -------------
COMMON STOCKS -- 100.2%
Aerospace -- 4.3%
  AAR Corp.(b)                                                         365,892  $   6,286,025
  Alliant Techsystems,Inc.(b)                                          281,300     20,999,045
  Esterline Technologies Corp.(b)                                      533,700     20,221,893
  Goodrich Corp.                                                       532,300     23,602,182
  HEICO Corp.                                                          650,300     15,086,960
  Teledyne Technologies,Inc.(b)                                        477,700     16,466,319
  Triumph Group,Inc.(b)                                                360,000     13,381,200
                                                                                -------------
                                                                                  116,043,624
                                                                                -------------
Banks -- 5.3%
  City National Corp.                                                  457,900     32,094,211
  First Niagara Financial Group, Inc.                                  885,200     12,782,288
  Hudson City Bancorp.,Inc.                                          1,299,000     15,458,100
  Sovereign Bancorp.,Inc.(c)                                         1,477,400     32,561,896
  Sterling Bancshares,Inc.                                           1,190,941     17,518,742
  TD Banknorth, Inc.(c)                                                329,538      9,932,276
  Zions Bancorp.(c)                                                    311,200     22,160,552
                                                                                -------------
                                                                                  142,508,065
                                                                                -------------
Broadcasting -- 0.3%
  Gray Communications,Inc.                                             735,100      7,784,709
                                                                                -------------
Business Services -- 4.6%
  The Brink's Co.                                                      967,100     39,709,126
  Hiedrick & Struggles International,Inc.(b)                           753,700     24,404,806
  Manpower, Inc.                                                       294,900     13,090,611
  National Financial Partners Corp.                                    423,600     19,121,304
  NCO Group, Inc.(b)                                                   519,900     10,741,134
  Stewart Enterprises,Inc. - Class A                                 2,761,200     18,306,756
                                                                                -------------
                                                                                  125,373,737
                                                                                -------------
Chemicals -- 1.0%
  Church & Dwight Co.,Inc.(c)                                          491,200     18,144,928
  Minerals Technologies, Inc.(c)                                       154,000      8,810,340
                                                                                -------------
                                                                                   26,955,268
                                                                                -------------
Computer & Office Equipment -- 0.7%
  Electronics for Imaging, Inc.(b)                                     875,300     20,079,382
                                                                                -------------
Computer Software & Services -- 4.1%
  Ceridian Corp.(b)                                                    814,000     16,890,500
  DST Systems, Inc.(b)                                                 413,176     22,654,440
  Hyperion Solutions Corp.(b)                                          179,300      8,722,945
  Mercury Interactive Corp.(b)                                         215,800      8,545,680
  MRO Software, Inc.(b)                                                854,440     14,388,770
  ProQuest Co.(b)                                                      433,900     15,707,180
  Sybase, Inc.(b)                                                      355,800      8,332,836
  Veritas DGC, Inc.(b)                                                 403,800     14,787,156
                                                                                -------------
                                                                                  110,029,507
                                                                                -------------
Construction -- 2.8%
  Apogee Enterprises,Inc.                                              948,496     16,219,282
  Champion Enterprises, Inc.(b)                                      1,497,400     22,131,572
  ElkCorp(c)                                                           420,200     15,030,554
  Martin Marietta Materials, Inc.                                      296,600     23,271,236
                                                                                -------------
                                                                                   76,652,644
                                                                                -------------
Containers -- 1.1%
  Packaging Corp. of America                                           880,900     17,098,269
  Smurfit-Stone Container Corp.(b)                                   1,257,300     13,025,628
                                                                                -------------
                                                                                   30,123,897
                                                                                -------------
Electronics -- 0.7%
  Amphenol Corp.                                                       282,800     11,408,152

COMMON STOCKS (Continued)
Electronics (Continued)
  Excel Technology,Inc.(b)                                             300,286  $   7,714,347
                                                                                -------------
                                                                                   19,122,499
                                                                                -------------
Energy & Utilities -- 5.2%
  CMS Energy Corp.(b)                                                1,828,900     30,085,405
  Constellation Energy Group                                           254,797     15,695,495
  DPL, Inc.                                                            657,800     18,286,840
  MDU Resources Group, Inc.                                            395,300     14,092,445
  UGI Corp.                                                            584,800     16,462,120
  Westar Energy, Inc.                                                  660,100     15,928,213
  Wisconsin Energy Corp.(c)                                            714,200     28,510,864
                                                                                -------------
                                                                                  139,061,382
                                                                                -------------
Entertainment & Leisure -- 4.1%
  Boyd Gaming Corp.                                                    222,500      9,594,200
  Gaylord Entertainment Co.(b)                                         438,400     20,889,760
  GTECH Holdings Corp.                                               1,547,800     49,622,468
  Pinnacle Entertainment,Inc.(b)                                     1,044,600     19,147,518
  Steiner Leisure Ltd.(b)                                              324,100     11,009,677
                                                                                -------------
                                                                                  110,263,623
                                                                                -------------
Finance -- 4.2%
  Affiliated Managers Group,Inc.(b)(c)                                 530,900     38,447,778
  American Capital Strategies Ltd.(c)                                  471,100     17,270,526
  CIT Group, Inc.                                                      370,300     16,730,154
  MCG Capital Corp.                                                  1,057,700     17,843,399
  MoneyGram International, Inc.                                        542,000     11,766,820
  Nuveen Investments - Class A(c)                                      292,100     11,505,819
                                                                                -------------
                                                                                  113,564,496
                                                                                -------------
Food & Agriculture -- 1.2%
  Dean Foods Co.(b)                                                    720,400     27,994,744
  TreeHouse Foods, Inc.(b)                                             144,080      3,872,870
                                                                                -------------
                                                                                   31,867,614
                                                                                -------------
Furniture -- 1.7%
  Steelcase, Inc.                                                      562,400      8,132,304
  Walter Industries, Inc.                                              765,200     37,433,584
                                                                                -------------
                                                                                   45,565,888
                                                                                -------------
Insurance -- 10.3%
  Allmerica Financial Corp.(b)                                         948,200     39,008,948
  AmerUs Group Co.                                                     346,800     19,895,916
  CIGNA Corp.                                                          194,800     22,959,128
  Harleysville Group, Inc.                                             488,777     11,730,648
  Hub International Ltd.                                               678,600     15,390,648
  Humana, Inc.(b)                                                      874,000     41,847,120
  Odyssey Re Holdings Corp.(c)                                         747,700     19,096,258
  Ohio Casualty Corp.                                                  939,100     25,468,392
  Platinum Underwriters Holdings Ltd.                                  501,300     14,983,857
  Radian Group, Inc.(c)                                                698,200     37,074,420
  United America Indemnity Ltd.(b)                                     881,700     16,179,195
  Universal American Financial Corp.(b)                                600,000     13,644,000
                                                                                -------------
                                                                                  277,278,530
                                                                                -------------
Machinery & Heavy Equipment -- 3.9%
  Flowserve Corp.(b)                                                   306,600     11,144,910
  JLG Industries, Inc.                                                 588,000     21,514,920
  The Manitowoc Co., Inc.                                              653,400     32,833,350
  Stewart & Stevenson Services, Inc.                                   504,700     12,037,095

See accompanying notes to financial statements.

70

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                          AURORA PORTFOLIO (Continued)

As of September 30, 2005

                                                                     Number
                                                                   of Shares         Value
                                                                  ------------  -------------
COMMON STOCKS (Continued)
Machinery & Heavy Equipment (Continued)
  Wabtec Corp.                                                       1,025,337  $  27,971,193
                                                                                -------------
                                                                                  105,501,468
                                                                                -------------
Manufacturing -- 6.7%
  Belden CDT, Inc.                                                     738,900     14,356,827
  Briggs & Stratton Corp.(c)                                           409,000     14,147,310
  Crown Holdings, Inc.(b)                                            1,731,200     27,595,328
  Herley Microwave Systems, Inc.(b)                                    929,000     17,307,270
  K2, Inc.(b)                                                        1,088,000     12,403,200
  Ladish Co., Inc.(b)                                                  738,100     12,872,464
  Playtex Products, Inc.(b)                                          1,455,500     16,010,500
  Rinker Group Ltd. - ADR(c)                                           540,200     34,362,122
  Roper Industries, Inc.                                               508,800     19,990,752
  Valmont Industries, Inc.                                             437,169     12,835,282
                                                                                -------------
                                                                                  181,881,055
                                                                                -------------
Measuring & Controlling Devices -- 0.7%
  LeCroy Corp.(b)                                                      513,133      7,620,025
  Watts Water Technologies, Inc.                                       353,400     10,195,590
                                                                                -------------
                                                                                   17,815,615
                                                                                -------------
Medical & Medical Services -- 2.4%
  LifePoint Hospitals, Inc.(b)(c)                                      656,336     28,701,573
  RehabCare Group,Inc.(b)                                              744,800     15,283,296
  STERIS Corp.                                                         861,500     20,495,085
                                                                                -------------
                                                                                   64,479,954
                                                                                -------------
Medical Instruments & Supplies -- 2.7%
  Bausch & Lomb, Inc.                                                  464,300     37,459,724
  Cytyc Corp.(b)                                                       193,300      5,190,105
  Fisher Scientific
  International, Inc.(b)                                               217,900     13,520,695
  Viasys Healthcare, Inc.(b)                                           702,900     17,565,471
                                                                                -------------
                                                                                   73,735,995
                                                                                -------------
Metal & Mining -- 3.0%
  Alpha Natural Resources, Inc.(b)                                     739,300     22,208,572
  Massey Energy Co.(c)                                                 702,900     35,897,103
  RTI International Metals, Inc.(b)                                    602,800     23,720,180
                                                                                 ------------
                                                                                   81,825,855
                                                                                 ------------
Motor Vehicles -- 1.0%
  Oshkosh Truck Corp.                                                  615,600     26,569,296
                                                                                -------------
Oil & Gas - 5.5%
  CNX Gas Corp.(b)(c)(d)                                               591,100     11,476,236
  Core Laboratories NV(b)                                              692,800     22,349,728
  EOG Resources, Inc.                                                  469,700     35,180,530
  Global Industries, Inc.(b)                                         1,388,400     20,465,016
  Oneok, Inc.(c)                                                       424,700     14,448,294
  Vintage Petroleum, Inc.                                              991,000     45,249,060
                                                                                -------------
                                                                                  149,168,864
                                                                                -------------
Paper & Forest Products -- 2.1%
  Caraustar Industries, Inc.(b)                                        788,021      8,652,471
  Kadant, Inc.(b)                                                    1,214,600     24,364,876
  Rayonier, Inc.                                                       396,233     22,830,945
                                                                                -------------
                                                                                   55,848,292
                                                                                -------------
Pharmaceuticals -- 0.4%
  Valeant Pharmaceuticals
   International(c)                                                    500,100     10,042,008
                                                                                -------------
Publishing & Printing -- 0.3%
  Journal Register Co.                                                 467,300      7,560,914
                                                                                -------------
COMMON STOCKS (Continued)
Railroad & Shipping -- 0.4%
  RailAmerica, Inc.(b)                                                 956,000  $  11,376,400
                                                                                -------------
Real Estate -- 2.8%
  Heritage Property Investment Trust(c)                                484,700     16,964,500
  Highland Hospitality Corp.                                           594,600      6,100,596
  Host Marriott Corp.                                                1,536,700     25,970,230
  Ryland Group, Inc.                                                   373,500     25,554,870
                                                                                -------------
                                                                                   74,590,196
                                                                                -------------
Restaurants -- 1.0%
  CKE Restaurants, Inc.(c)                                             982,900     12,954,622
  Papa John's International, Inc.(b)                                   260,100     13,036,212
                                                                                -------------
                                                                                   25,990,834
                                                                                -------------
Retail Merchandising -- 8.0%
  AnnTaylor Stores Corp .(b)(c)                                      1,124,300     29,850,165
  BJ's Wholesale Club, Inc.(b)(c)                                    1,182,600     32,876,280
  Federated Department Stores, Inc.                                    327,500     21,899,925
  Linens 'n Things, Inc.(b)(c)                                       1,361,200     36,344,040
  Longs Drug Stores Corp.(c)                                           452,979     19,428,269
  Officemax, Inc.(c)                                                   764,400     24,208,548
  Pier 1 Imports, Inc.                                               1,077,500     12,143,425
  Reebok International Ltd                                             200,300     11,330,971
  Saks, Inc.(b)                                                      1,540,600     28,501,100
                                                                                -------------
                                                                                  216,582,723
                                                                                -------------
Security Brokers & Dealers -- 0.6%
  A.G. Edwards, Inc.                                                   366,400     16,051,984
                                                                                -------------
Semiconductors & Related Devices -- 0.8%
  Cypress Semiconductor Corp.(b)(c)                                  1,012,900     15,244,145
  IXYS Corp.(b)                                                        701,271      7,405,422
                                                                                -------------
                                                                                   22,649,567
                                                                                -------------
Telecommunications -- 4.6%
  Amdocs Ltd.(b)                                                       521,100     14,450,103
  Anaren, Inc.(b)                                                      934,170     13,171,797
  Avaya, Inc.(b)                                                     1,325,600     13,653,680
  Cablevision Systems New York
   Group - Class A(b)                                                  519,000     15,917,730
  Nextel Partners, Inc.- Class A(b)(c)                               1,368,100     34,339,310
  Premiere Global Services, Inc.(b)                                  1,466,600     11,996,788
  Scientific-Atlanta, Inc.                                             565,500     21,211,905
                                                                                -------------
                                                                                  124,741,313
                                                                                -------------
Transportation -- 1.7%
  Kirby Corp.(b)                                                       251,300     12,421,759
  Laidlaw International, Inc.                                        1,363,500     32,955,795
                                                                                -------------
                                                                                   45,377,554
                                                                                -------------
TOTAL COMMON STOCKS
  (Cost $2,000,165,305)                                                         2,704,064,752
                                                                                -------------

See accompanying notes to financial statements.

                                                                              71

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                          AURORA PORTFOLIO (Concluded)

As of September 30, 2005

                                                                  Par/shares
                                            Maturity                (000)            Value
                                            --------              ----------    ---------------
SHORT TERM INVESTMENTS -- 6.6%
  Morgan Stanley, Floating Rate
    Notes
    4.01%(e)(f)                             11/14/05               $    7,747   $     7,746,680
  Galileo Money Market Fund                                               903           903,032
  Institutional Money Market
    Trust(f)(g)                                                       168,828       168,827,843
                                                                                ---------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $177,477,555)                                                               177,477,555
                                                                                ---------------
TOTAL INVESTMENTS IN SECURITIES -- 106.8%
  (Cost $2,177,642,860(a))                                                        2,881,542,307
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (6.8)%                                                                 (182,613,055)
                                                                                ---------------
NET ASSETS -- 100.0%
  (Applicable to 3,818,832
  Institutional shares, 4 Service
  shares, 40,363,015 Investor A
  shares, 11,394,466 Investor B
  shares and 10,594,522 Investor C
  shares outstanding)                                                           $ 2,698,929,252
                                                                                ===============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($165,837,474/3,818,832)                                                      $         43.43
                                                                                ===============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($159/4)(h)                                                                   $         41.88
                                                                                ===============
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($1,690,496,896/40,363,015)                                                   $         41.88
                                                                                ===============
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($41.88/0.9425)                                                               $         44.44
                                                                                ===============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($436,642,428/11,394,466)                                                     $         38.32
                                                                                ===============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($405,952,295/10,594,522)                                                     $         38.32
                                                                                ===============
----------
(a)  Cost for Federal income tax purposes is $2,183,317,284. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

        Gross unrealized appreciation                                           $   708,547,402
        Gross unrealized depreciation                                               (10,322,379)
                                                                                ---------------
                                                                                $   698,225,023
                                                                                ===============
(b)   Non-income producing security.
(c)   Total or partial securities on loan.
(d)   Security valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2005, these securities had a total market value of $11,476,236 which represents less than 0.43% of net assets.
(e)   Rates shown are the rates as of September 30, 2005.
(f)   Securities purchased with the cash proceeds from securities loaned.
(g)   Represents an investment in an affiliate.
(h)   Exact net assets and shares outstanding at September 30, 2005 were
      $159.30 and 3.804, respectively.

See accompanying notes to financial statements.

72

                                BlackRock Funds

                      STATEMENT OF ASSETS AND LIABILITIES
                                AURORA PORTFOLIO

As of September 30, 2005

ASSETS
 Investments at value (Cost $2,177,642,860) ...............................     $ 2,881,542,307
 Dividends receivable .....................................................           2,768,463
 Interest receivable ......................................................              77,431
 Investments sold receivable ..............................................          11,723,681
 Capital shares sold receivable ...........................................           2,355,836
 Prepaid expenses .........................................................              83,069
                                                                                ---------------
   TOTAL ASSETS ...........................................................       2,898,550,787
                                                                                ---------------
LIABILITIES
 Payable upon return of securities loaned .................................         176,574,523
 Investments purchased payable ............................................           1,572,075
 Capital shares redeemed payable ..........................................          17,380,868
 Advisory fees payable ....................................................           1,805,047
 Administrative fees payable ..............................................             494,178
 Transfer agent fees payable ..............................................             245,709
 Other accrued expenses payable ...........................................           1,549,135
                                                                                ---------------
   TOTAL LIABILITIES ......................................................         199,621,535
                                                                                ---------------
NET ASSETS (Applicable to 3,818,832 Institutional shares, 4 Service shares,
 40,363,015 Investor A shares, 11,394,466 Investor B shares and
 10,594,522 Investor C shares outstanding) ................................     $ 2,698,929,252
                                                                                ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($165,837,474/3,818,832) .........................     $         43.43
                                                                                ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($159/4)(a) ............................................     $         41.88
                                                                                ===============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($1,690,496,896/40,363,015) .........................     $         41.88
                                                                                ===============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($41.88/0.9425) ...............     $         44.44
                                                                                ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($436,642,428/11,394,466) ...........................     $         38.32
                                                                                ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($405,952,295/10,594,522) ...........................     $         38.32
                                                                                ===============

---------
(a) Exact net assets and shares outstanding at September 30, 2005 were $159.30 and 3.804, respectively.

See accompanying notes to financial statements.

                                                                              73

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                         SMALL/MID-CAP GROWTH PORTFOLIO

As of September 30, 2005

                                                                    Number
                                                                   of Shares          Value
                                                                  -----------      ------------
COMMON STOCKS -- 98.5%
Advertising -- 0.9%
  Getty Images, Inc.(b)                                                29,000      $  2,495,160
                                                                                   ------------
Aerospace -- 0.8%
  Alliant Techsystems,Inc.(b)                                          30,600         2,284,290
                                                                                   ------------
Air Transportation -- 0.2%
  ExpressJet Holdings, Inc.(b)                                         68,600           615,342
                                                                                   ------------
Broadcasting -- 1.5%
  CKX, Inc.(b)                                                        227,700         2,862,189
  Radio One, Inc. - Class D(b)                                        107,300         1,410,995
                                                                                   ------------
                                                                                      4,273,184
                                                                                   ------------
Business Services -- 11.8%
  Advisory Board Co.(b)                                                61,500         3,200,460
  The Corporate Executive Board Co.                                    49,200         3,836,616
  CoStar Group, Inc.(b)(c)                                             67,600         3,158,272
  Digitas, Inc.(b)                                                    503,700         5,722,032
  Equifax, Inc.                                                        60,700         2,120,858
  Gartner, Inc. - Class A(b)                                          250,700         2,930,683
  Global Cash Access, Inc.(b)                                          24,500           345,450
  Global Payments, Inc.                                                42,500         3,303,100
  Heartland Payment Systems, Inc.(b)                                  135,800         3,240,188
  Navigant Consulting, Inc.(b)(c)                                     120,100         2,301,116
  Net 1 UEPS Technologies, Inc.(b)                                    109,800         2,461,716
  VistaPrint Ltd.(b)                                                   46,500           709,125
                                                                                   ------------
                                                                                     33,329,616
                                                                                   ------------
Chemicals -- 1.3%
  Agrium, Inc.                                                        169,800         3,730,506
                                                                                   ------------
Computer & Office Equipment -- 0.5%
  Hutchinson  Technology, Inc.(b)                                      54,500         1,423,540
                                                                                   ------------
Computer Software & Services -- 11.3%
  Anteon International Corp.(b)(c)                                     50,000         2,138,000
  Autobytel, Inc.(b)(d)                                                73,042           365,940
  BEA Systems, Inc.(b)                                                254,500         2,285,410
  Borland Software  Corp.(b)                                          422,100         2,456,622
  CACI International, Inc.(b)                                          39,300         2,381,580
  Ceridian Corp.(b)                                                   111,600         2,315,700
  Foundry Networks,  Inc.(b)                                          356,700         4,530,090
  Hyperion Solutions Corp.(b)                                          53,500         2,602,775
  McData Corp. - Class A(b)                                           707,700         3,708,348
  SonicWALL, Inc.(b)                                                  774,300         4,916,805
  VeriFone Holdings, Inc.(b)                                          208,000         4,182,880
                                                                                   ------------
                                                                                     31,884,150
                                                                                   ------------
Construction -- 0.5%
  Jacobs Engineering Group, Inc.(b)                                    19,400         1,307,560
                                                                                    -----------
Entertainment & Leisure -- 5.3%
  GTECH Holdings Corp.                                                 98,300         3,151,498
  Marvel Entertainment, Inc.(b)                                       102,500         1,831,675
  Orient-Express Hotels
   Ltd. - Class  A                                                     86,500         2,458,330
  Scientific Games
   Corp. - Class A(b)(c)                                               87,100         2,700,100
  Station Casinos, Inc.                                                70,200        4,658,472
                                                                                   -----------
                                                                                    14,800,075
                                                                                   -----------
Finance -- 2.5%
  Affiliated Managers Group, Inc.(b)(c)                                39,600         2,867,832
  Nuveen Investments - Class A(c)                                      55,100         2,170,389

COMMON STOCKS (Continued)
Finance (Continued)
  Wright Express  Corp.(b)                                             98,000       $ 2,115,820
                                                                                   ------------
                                                                                      7,154,041
                                                                                   ------------
Machinery & Heavy Equipment -- 1.0%
  Bucyrus International, Inc. - Class A                                 6,600           324,258
  Dresser-Rand Group, Inc                                              43,400         1,068,942
  Lennox International, Inc.                                           51,900         1,422,579
                                                                                   ------------
                                                                                      2,815,779
                                                                                   ------------
Manufacturing -- 2.8%
  Actuant Corp. - Class A                                              55,400         2,592,720
  Gardner Denver,  Inc.(b)                                             69,900         3,117,540
  The Warnaco Group, Inc.(b)                                          106,100         2,324,651
                                                                                   ------------
                                                                                      8,034,911
                                                                                   ------------
Medical & Medical Services -- 9.3%
  Community Health Systems, Inc.(b)                                   133,900         5,196,659
  Coventry Health Care,  Inc.(b)                                       42,100         3,621,442
  Digene Corp.(b)                                                      97,400         2,775,900
  Medco Health Solutions, Inc.(b)                                      22,687         1,243,928
  Noven  Pharmaceuticals,   Inc.(b)                                   200,900         2,812,600
  Omnicare, Inc.(c)                                                    64,700         3,638,081
  Pediatrix Medical  Group, Inc.(b)                                    40,100         3,080,482
  Triad Hospitals, Inc.(b)                                             84,200         3,811,734
                                                                                   ------------
                                                                                     26,180,826
                                                                                   ------------
Medical Instruments & Supplies -- 7.3%
  Advanced Medical Optics, Inc.(b)                                     93,900         3,563,505
  Charles River Laboratories International, Inc.(b)                    44,400         1,936,728
  Hologic, Inc.(b)                                                     38,100         2,200,275
  Kyphon, Inc.(b)                                                      82,500         3,625,050
  Martek Biosciences Corp.(b)(c)                                       76,900         2,701,497
  Varian Medical Systems, Inc.(b)(c)                                   79,200         3,129,192
  Wright Medical Group, Inc.(b)                                       140,200         3,460,136
                                                                                   ------------
                                                                                     20,616,383
                                                                                   ------------
Metal & Mining -- 3.9%
  Alpha Natural Resources, Inc.(b)                                    113,900         3,421,556
  CONSOL Energy, Inc.                                                  39,800         3,035,546
  Massey Energy Co.                                                    89,000         4,545,230
                                                                                   ------------
                                                                                     11,002,332
                                                                                   ------------
Motor Vehicles -- 0.7%
  Wabash National Corp.                                                99,000         1,946,340
                                                                                    -----------
Oil & Gas -- 8.9%
  Airgas, Inc.(c)                                                     163,900         4,856,357
  Diamond Offshore Drilling, Inc.                                      39,500         2,419,375
  Energy Partners Ltd.(b)                                              64,200         2,004,324
  ENSCO International, Inc.                                            79,100         3,685,269
  National-Oilwell, Inc.(b)                                            45,700         3,007,060
  Pride International, Inc.(b)                                        117,100         3,338,521
  Vintage Petroleum, Inc.                                             123,500         5,639,010
                                                                                   ------------
                                                                                     24,949,916
                                                                                   ------------
Personal Services -- 4.0%
  Corinthian Colleges, Inc.(b)                                        133,400         1,770,218
  Educate, Inc.(b)                                                    196,100         2,941,500
  Laureate Education, Inc.(b)                                         131,500         6,439,555
                                                                                   ------------
                                                                                     11,151,273
                                                                                   ------------

See accompanying notes to financial statements.

74

                                BlackRock Funds

                             STATEMENT OF NET ASSETS
                   SMALL/MID-CAP GROWTH PORTFOLIO (Continued)

As of September 30, 2005

                                                                    Number
                                                                   of Shares          Value
                                                                  -----------      ------------
COMMON STOCKS (Continued)
Pharmaceuticals -- 3.8%
  Alkermes, Inc.(b)                                                   264,800      $  4,448,640
  Endo Pharmaceuticals Holdings, Inc.(b)                              141,200         3,765,804
  Shire Pharmaceuticals Group PLC - ADR                                65,500         2,422,845
                                                                                   ------------
                                                                                     10,637,289
                                                                                   ------------
Restaurants -- 2.6%
  RARE Hospitality  International, Inc.(b)                             94,000         2,415,800
  Ruth's Chris Steak House, Inc.(b)                                   127,900         2,350,802
  Texas Roadhouse, Inc.(b)                                            165,200         2,461,480
                                                                                   ------------
                                                                                      7,228,082
                                                                                   ------------
Retail Merchandising -- 4.6%
  99 Cents Only Stores(b)                                              56,600           523,550
  Central Garden & Pet Co.(b)                                          66,900         3,027,225
  Coldwater Creek, Inc.(b)                                             73,000         1,841,060
  Dick's Sporting Goods, Inc.(b)(c)                                    88,915         2,677,231
  Jos. A. Bank Clothiers, Inc.(b)                                      65,600         2,835,232
  Williams-Sonoma, Inc.(b)                                             56,800         2,178,280
                                                                                   ------------
                                                                                     13,082,578
                                                                                   ------------
Semiconductors & Related Devices -- 3.8%
  Integrated Device Technology, Inc.(b)                               270,400         2,904,096
  Microsemi Corp.(b)                                                  173,300         4,426,082
  O2Micro International Ltd.(b)                                       208,200         3,277,068
                                                                                   ------------
                                                                                     10,607,246
                                                                                   ------------
Telecommunications -- 7.7%
  ADTRAN, Inc.(c)                                                     152,700         4,810,050
  Amdocs Ltd.(b)                                                      111,000         3,078,030
  American Tower Corp. - Class A(b)                                   145,700         3,635,215
  Avid Technology, Inc.(b)                                             50,400         2,086,560
  Harris Corp.                                                         45,500         1,901,900
  NeuStar, Inc. - Class A(b)                                           10,900           348,691
  Polycom, Inc.(b)                                                    122,300         1,977,591
  Scientific-Atlanta, Inc.                                             55,100         2,066,801
  Syniverse Holdings, Inc.(b)                                         109,400         1,684,760
                                                                                   ------------
                                                                                     21,589,598
                                                                                   ------------
Transportation -- 0.7%
  Landstar System, Inc.                                                47,400         1,897,422
                                                                                   ------------
Waste Management -- 0.8%
  Stericycle, Inc.(b)                                                  41,800         2,388,870
                                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $236,235,571)                                                               277,426,309
                                                                                   ------------

                                                                   Par/Shares
                                            Maturity                  (000)         value
                                            --------              -----------   -------------
SHORT TERM INVESTMENTS - 12.0%
  Morgan Stanley, Floating Rate
    Notes
    4.02%(e)(f)                             11/07/05                $  1,097    $   1,097,384
    4.01%(e)(f)                             11/14/05                    2,989       2,988,972
    4.02%(e)(f)                             01/05/06                    1,335       1,334,604
  Galileo Money Market Fund                                             7,080       7,079,941
  Institutional Money Market Trust(f)(g)                               21,269      21,268,527
                                                                                -------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $33,769,428)                                                               33,769,428
                                                                                -------------

TOTAL INVESTMENTS IN SECURITIES -  110.5%
  (Cost $270,004,999(a))                                                          311,195,737
LIABILITIES IN EXCESS OF OTHER
  ASSETS -  (10.5)%                                                               (29,552,840)
                                                                                -------------
NET ASSETS - 100.0%
  (Applicable to 1,327,781 Institutional
  shares, 8 Service Shares, 14,892,838
  Investor A shares, 1,912,217 Investor B
  shares and 1,605,120 Investor C shares
  outstanding)                                                                  $ 281,642,897
                                                                                =============

See accompanying notes to financial statements.

                                                                              75

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                   SMALL/MID-CAP GROWTH PORTFOLIO (Concluded)

As of September 30, 2005

                                                                                     Value
                                                                                -------------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($20,132,511/1,327,781)                                                       $       15.16
                                                                                =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($113/8)(h)                                                                   $       14.47
                                                                                =============
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($215,623,072/14,892,838)                                                     $       14.48
                                                                                    =========
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($14.48/0.9425)                                                               $       15.36
                                                                                    =========
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($24,924,537/1,912,217)                                                       $       13.03
                                                                                      =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($20,962,664/1,605,120)                                                       $       13.06
                                                                                      =======

----------
(a)  Cost for Federal income tax purposes is $270,946,080. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                             $  48,454,048
      Gross unrealized depreciation                                                (8,204,391)
                                                                                -------------
                                                                                $  40,249,657
                                                                                =============
----------
(b)   Non-income producing security.
(c)   Total or partial securities on loan.
(d)   Security valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2005, this security had a total market value of $365,940 which represents 0.13% of net assets.
(e)   Rates shown are the rates as of September 30, 2005.
(f)   Securities purchased with the cash proceeds from securities loaned.
(g)   Represents an investment in an affiliate.
(h)   Exact net assets and shares outstanding at September 30, 2005 were $112.90 and 7.805, respectively.

See accompanying notes to financial statements.

76

                                Blackrock funds

                      STATEMENT OF ASSETS AND LIABILITIES
                         SMALL/MID-CAP GROWTH PORTFOLIO

As of september 30, 2005

ASSETS
 Investments at value (Cost $274,004,999) .................................     $ 311,195,737
 Dividends receivable .....................................................            22,824
 Interest receivable ......................................................             4,633
 Investments sold receivable ..............................................         2,065,182
 Capital shares sold receivable ...........................................           514,360
 Prepaid expenses .........................................................            59,266
 Other assets .............................................................            13,387
                                                                                -------------
   TOTAL ASSETS ...........................................................       313,875,389
                                                                                ------------
LIABILITIES
 Payable upon return of securities loaned .................................        26,689,488
 Investments purchased payable ............................................         3,745,834
 Capital shares redeemed payable ..........................................         1,380,061
 Advisory fees payable ....................................................           208,576
 Administrative fees payable ..............................................            20,302
 Transfer agent fees payable ..............................................            39,378
 Other accrued expenses payable ...........................................           148,853
                                                                                -------------
   TOTAL LIABILITIES ......................................................        32,232,492
                                                                                -------------
NET ASSETS (Applicable to 1,327,781 Institutional shares, 8 Service shares,
 14,892,838 Investor A shares, 1,912,217 Investor B shares and
 1,605,120 Investor C shares outstanding) .................................     $ 281,642,897
                                                                                =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($20,132,511/1,327,781) ..........................     $      15.16
                                                                                =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($113/8)(a) ............................................     $       14.47
                                                                                =============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($215,623,072/14,892,838) ...........................     $       14.48
                                                                                =============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($14.48/0.9425) ...............     $       15.36
                                                                                =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($24,924,537/1,912,217) .............................     $       13.03
                                                                                =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($20,962,664/1,605,120) .............................     $       13.06
                                                                                =============

---------

(a)   Exact net assets and shares outstanding at September 30, 2005 were $112.90 and 7.805, respectively.

See accompanying notes to financial statements.

                                                                              77

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                        SMALL CAP VALUE EQUITY PORTFOLIO

As of september 30, 2005

                                                                     Number
                                                                    of shares        value
                                                                  -----------   -------------
COMMON STOCKS -- 94.8%
Aerospace -- 0.7%
  K&F Industries                                                       56,100   $    938,553
                                                                                ------------
Holdings, Inc.(b)
Banks -- 10.2%
  Cathay General Bancorp.                                              31,800      1,127,628
  Central Pacific Financial Corp.                                      27,200        956,896
  First Niagara Financial Group, Inc.                                 123,200      1,779,008
  Gold Banc Corp., Inc.                                               129,700      1,932,530
  Sterling Financial Corp.                                             74,025      1,669,264
  Taylor Capital Group, Inc.                                           23,400        884,988
  Trustmark Corp.                                                      64,400      1,793,540
  Umpqua Holdings Corp.                                                45,100      1,096,832
  Wintrust Financial Corp                                              38,400      1,929,984
                                                                                ------------
                                                                                  13,170,670
                                                                                ------------
Business Services -- 5.0%
  The Brink's Co.                                                      49,000      2,011,940
  Digitas, Inc.(b)                                                    102,100      1,159,856
  Hiedrick & Struggles
  International, Inc.(b)                                               56,300      1,822,994
  National Financial Partners Corp.                                    30,800      1,390,312
                                                                                ------------
                                                                                   6,385,102
                                                                                ------------
Chemicals -- 0.4%
  Church & Dwight Co., Inc.                                            14,500        535,630
                                                                                ------------
Computer & Office Equipment -- 2.3%
  Electronics for Imaging, Inc.(b)                                     86,600      1,986,604
  Imation Corp.                                                        22,700        973,149
                                                                                ------------
                                                                                   2,959,753
                                                                                ------------
Computer Software & Services -- 6.2%
  Borland Software Corp.(b)                                           185,500      1,079,610
  Brooks Automation, Inc.(b)                                           39,700        529,201
  FileNET Corp.(b)                                                     32,800        915,120
  Hyperion Solutions Corp.(b)                                          24,400      1,187,060
  Manhattan Associates, Inc.(b)                                        46,600      1,081,120
  Novatel Wireless, Inc.(b)(c)                                         41,500        600,505
  ProQuest Co.(b)                                                      14,600        528,520
  RSA Security, Inc.(b)                                                68,300        868,093
  TIBCO Software, Inc.(b)                                             147,800      1,235,608
                                                                                ------------
                                                                                   8,024,837
                                                                                ------------
Construction -- 3.6%
  Dycom Industries, Inc.(b)                                            78,700      1,591,314
  Washington Group International, Inc.(b)                              57,500      3,098,675
                                                                                ------------
                                                                                   4,689,989
                                                                                ------------
Containers -- 0.2%
  Packaging Corp. of America                                           10,500        203,805
                                                                                ------------
Energy & Utilities -- 5.2%
  Black Hills Corp.                                                    22,700       984,499
  ITC Holdings Corp.(c)                                                43,400     1,257,732
  Northwestern Corp.                                                   61,600     1,859,704
  PNM Resources, Inc.                                                  63,300     1,814,811
  Thomas & Betts Corp.(b)                                              24,000       825,840
                                                                                -----------
                                                                                  6,742,586
                                                                                -----------
Entertainment & Leisure -- 3.4%
  Gaylord Entertainment Co.(b)                                         58,000      2,763,700
  Kerzner International Ltd.(b)                                        15,400        855,470
  Pinnacle Entertainment, Inc.(b)                                      39,100        716,703
                                                                                ------------
                                                                                   4,335,873
                                                                                ------------
COMMON STOCKS (Continued)
Finance -- 1.8%
  Affiliated Managers Group,Inc.(b)(c)                                 31,800   $  2,302,956
                                                                                ------------
Food & Agriculture -- 3.5%
  Chiquita Brands International, Inc.(c)                               48,100      1,344,395
  Diamond Foods, Inc.(b)                                               31,600        540,360
  Hain Celestial Group, Inc.(b)                                        44,200        857,480
  Lance, Inc.                                                          37,700        658,242
  TreeHouse Foods, Inc.(b)                                             40,100      1,077,888
                                                                                ------------
                                                                                   4,478,365
                                                                                ------------
Furniture -- 1.1%
  Walter Industries, Inc.                                              28,000      1,369,760
                                                                                ------------
Insurance -- 5.0%
  Allmerica Financial Corp.(b)                                         31,500      1,295,910
  Aspen Insurance Holding                                              37,000      1,093,350
  Max Re Capital Ltd.                                                  97,300      2,412,067
  Universal American Financial Corp.(b)                                71,700      1,630,458
                                                                                ------------
                                                                                   6,431,785
                                                                                ------------
Machinery & Heavy Equipment -- 2.7%
  Axcelis Technologies, Inc.(b)                                       113,100        590,382
  Lennox International, Inc.                                           66,700      1,828,247
  Lone Star Technologies, Inc.(b)                                      19,000      1,056,210
                                                                                ------------
                                                                                   3,474,839
                                                                                ------------
Manufacturing -- 3.8%
  Actuant Corp. - Class A                                              19,000        889,200
  Aptargroup, Inc.                                                     21,400      1,065,934
  Briggs & Stratton Corp                                               37,900      1,310,961
  Fleetwood Enterprises, Inc.(b)                                       39,100        480,930
  K2, Inc.(b)                                                          99,700      1,136,580
                                                                                ------------
                                                                                   4,883,605
                                                                                ------------
Medical & Medical Services -- 1.2%
  Amedisys, Inc.(b)(c)                                                 20,100        783,900
  Per-Se Technologies,Inc.(b)                                          38,500        795,410
                                                                                ------------
                                                                                   1,579,310
                                                                                ------------
Medical Instruments & Supplies -- 3.9%
  DJ Orthopedics, Inc.(b)                                              53,100      1,536,714
  Polymedica Corp.                                                     31,900      1,114,586
  Sybron Dental Specialties, Inc.(b)                                   55,500      2,307,690
                                                                                ------------
                                                                                   4,958,990
                                                                                ------------
Metal & Mining -- 2.8%
  Alpha Natural Resources Inc. (b)                                     43,800      1,315,752
  Foundation Coal Holdings, Inc.                                       59,600      2,291,620
                                                                                ------------
                                                                                   3,607,372
                                                                                ------------
Motor Vehicles -- 1.4%
  Tenneco Automotive, Inc.(b)                                          54,300        950,793
  Winnebago Industries, Inc.(c)                                        31,400        909,658
                                                                                ------------
                                                                                   1,860,451
                                                                                ------------
Oil & Gas -- 4.6%
  Airgas, Inc.                                                         46,100      1,365,943
  CNX Gas Corp.(b)(d)                                                  28,000        543,621
  Comstock Resources, Inc.(b)                                          33,300      1,092,573
  Vintage Petroleum, Inc.                                              17,300        789,918

See accompanying notes to financial statements.

78

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                  SMALL CAP VALUE EQUITY PORTFOLIO (Continued)

As of September 30, 2005

                                                                     Number
                                                                   of shares       value
                                                                  -----------   -------------
COMMON STOCKS (Continued)
Oil & Gas (Continued)
  Whiting Petroleum Corp.(b)                                           49,400   $   2,165,696
                                                                                -------------
                                                                                    5,957,751
                                                                                -------------
Paper & Forest Products -- 0.9%
  Bowater, Inc.(c)                                                     41,500       1,173,205
                                                                                -------------
Publishing & Printing -- 3.3%
  Banta Corp.                                                          61,200       3,114,468
  PRIMEDIA, Inc.(b)                                                   265,000       1,083,850
                                                                                -------------
                                                                                    4,198,318
                                                                                -------------
Real Estate -- 2.9%
  HomeBanc Corp.                                                       75,000         579,000
  Sunstone Hotel Investors, Inc.                                       27,200         663,408
  Trustreet Properties, Inc.                                           53,900         843,535
  U-Store-It Trust                                                     83,100       1,684,437
                                                                                -------------
                                                                                    3,770,380
                                                                                -------------
Restaurants -- 2.1%
  Landry's Restaurants, Inc.                                           21,300         624,090
  Lone Star Steakhouse & Saloon, Inc.                                  36,700         954,200
  Triarc Cos. - Class A(c)                                             66,500       1,117,200
                                                                                -------------
                                                                                    2,695,490
                                                                                -------------
Retail Merchandising -- 10.9%
  AnnTaylor Stores Corp.(b)                                            23,700         629,235
  BJ's Wholesale Club, Inc.(b)                                         33,400         928,520
  The Finish Line, Inc. - Class A                                      69,400       1,012,546
  Handleman Co.                                                       117,100       1,478,973
  Jarden Corp.(b)                                                      63,800       2,620,266
  Linens 'n Things, Inc.(b)                                            70,100       1,871,670
  Officemax, Inc.                                                      39,600       1,254,132
  Pier 1 Imports, Inc.                                                 81,200         915,124
  RC2 Corp.(b)                                                         34,300       1,157,968
  Saks, Inc.(b)                                                        20,200         373,700
  The Sports Authority, Inc.(b)                                        38,100       1,121,664
  Stage Stores, Inc.                                                   22,800         612,636
                                                                                -------------
                                                                                   13,976,434
                                                                                -------------
Semiconductors & Related Devices -- 0.5%
  Integrated Device Technology, Inc.(b)                                54,300         583,182
                                                                                -------------
Telecommunications -- 2.9%
  Dobson Communications Corp. - Class A(b)                             98,900         759,552
  Polycom, Inc.(b)                                                     37,700          609,60
  Tekelec(b)                                                           63,700        1,334,51
  Ubiquitel, Inc.(b)                                                  120,100        1,049,67
                                                                                -------------
                                                                                    3,753,350
                                                                                -------------
Transportation -- 2.3%
  Laidlaw International, Inc.                                         120,000       2,900,400
                                                                                -------------
TOTAL COMMON STOCKS
  (Cost $105,755,760)                                                             121,942,741
                                                                                -------------

                                                                   Par/Shares
                                            Maturity                 (000)
                                            --------              ------------
SHORT TERM INVESTMENTS - 9.4%
  Federal Home Loan Bank, Discount
    Notes
    3.18%(e)                                10/03/05               $     1,000        999,823
  Galileo Money Market Fund                                              6,023      6,023,040
  Institutional Money Market
    Trust(f)(g)                                                          5,002      5,001,530
                                                                                -------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $12,024,393)                                                               12,024,393
                                                                                -------------
TOTAL INVESTMENTS IN SECURITIES -  104.2%
  (Cost $117,780,153(a))                                                          133,967,134
LIABILITIES IN EXCESS OF OTHER
  ASSETS -  (4.2)%                                                                 (5,368,468)
                                                                                -------------
NET ASSETS - 100.0%
  (Applicable to 340,461 BlackRock,
  4,540,622 Institutional shares,
  227,752 Service shares, 2,145,848
  Investor A shares, 967,654 Investor B
  shares and 482,906 Investor C shares
  outstanding)                                                                  $ 128,598,666
                                                                                =============

See accompanying notes to financial statements.

79

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                  SMALL CAP VALUE EQUITY PORTFOLIO (Concluded)

As of September 30, 2005

                                                                                    Value
                                                                                -------------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($5,162,286/340,461)                                                          $       15.16
                                                                                =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($68,880,491/4,540,622)                                                       $       15.17
                                                                                ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($3,405,045/227,752)                                                          $       14.95
                                                                                =============
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($31,888,964/2,145,848)                                                       $       14.86
                                                                                =============
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($14.86/0.9425)                                                               $       15.77
                                                                                =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($12,848,079/967,654)                                                         $       13.28
                                                                                =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($6,413,801/482,906)                                                          $       13.28
                                                                                =============

----------
(a)  Cost for Federal income tax purposes is $117,902,070. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

       Gross unrealized appreciation                                            $  19,235,338
       Gross unrealized depreciation                                               (3,170,274)
                                                                                -------------
                                                                                $  16,065,064
                                                                                =============

(b)  Non-income producing security.
(c)  Total or partial securities on loan.
(d)  Security valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2005, these securities had a total market value of $543,621 which represents 0.42% of net assets.
(e)  The rate shown is the effective yield on the discount notes at the time of purchase.
(f)  Represents an investment in an affiliate.
(g)  Securities purchased with the cash proceeds from securities loaned.

See accompanying notes to financial statements.

80

                                 BlackRock Funds

                       STATEMENT OF ASSETS AND LIABILITIES
                        SMALL CAP VALUE EQUITY PORTFOLIO

As of September 30, 2005

ASSETS
 Investments at value (Cost $117,780,153)...........................     $  133,967,134
 Dividends receivable ..............................................             68,459
 Interest receivable ...............................................             17,571
 Investments sold receivable .......................................          1,734,435
 Capital shares sold receivable ....................................             25,169
 Prepaid expenses ..................................................             25,806
                                                                         --------------
    TOTAL ASSETS ...................................................        135,838,574
                                                                         --------------
LIABILITIES
 Payable upon return of securities loaned ..........................          5,001,530
 Investments purchased payable .....................................          1,952,979
 Capital shares redeemed payable ...................................            132,604
 Advisory fees payable .............................................             58,274
 Administrative fees payable .......................................             20,510
 Transfer agent fees payable .......................................             14,349
 Other accrued expenses payable ....................................             59,662
                                                                         --------------
    TOTAL LIABILITIES ..............................................          7,239,908
                                                                         --------------
NET ASSETS (Applicable to 340,461 BlackRock shares, 4,540,622
 Institutional shares, 227,752 Service shares, 2,145,848
 Investor A shares, 967,654 Investor B shares and
 482,906 Investor C shares outstanding) ............................     $  128,598,666
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER BLACKROCK SHARE ($5,162,286/340,461)...........................     $        15.16
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($68,880,491/4,540,622)....................     $        15.17
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($3,405,045/227,752).............................     $        14.95
                                                                         ==============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($31,888,964/2,145,848).......................     $        14.86
                                                                         ==============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($14.86/0.9425).........     $        15.77
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($12,848,079/967,654).........................     $        13.28
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($6,413,801/482,906)..........................     $        13.28
                                                                         ==============

See accompanying notes to financial statements.

                                                                              81

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                         SMALL CAP CORE EQUITY PORTFOLIO

As of September 30, 2005

                                                               Number
                                                              of Shares            Value
                                                          ----------------   ----------------
COMMON STOCKS -- 95.5%
Aerospace -- 4.9%
 AAR Corp.(b)                                                       22,300   $        383,114
 Aviall, Inc.(b)                                                    40,700          1,374,846
 Orbital Sciences Corp.(b)                                          50,250            628,125
                                                                             ----------------
                                                                                    2,386,085
                                                                             ----------------
Banks -- 7.4%
 Cathay General Bancorp.                                            16,700            592,182
 Central Pacific Financial Corp.                                    18,450            649,071
 Gold Banc Corp., Inc.                                              39,600            590,040
 Umpqua Holdings Corp.                                              24,150            587,328
 Wintrust Financial Corp                                            15,000            753,900
 WSFS Financial Corp.                                                6,700            394,563
                                                                             ----------------
                                                                                    3,567,084
                                                                             ----------------
Broadcasting -- 0.7%
 Alliance Atlantis Communications,Inc.(b)                           13,300            363,422
                                                                             ----------------
Business Services -- 6.4%
 The Brink's Co.                                                    21,250            872,525
 Digitas, Inc.(b)                                                   31,800            361,248
 HMS Holdings Corp.(b)                                              55,650            385,655
 National Financial Partners Corp.                                  16,150            729,011
 Navigant Consulting, Inc.(b)(c)                                    12,900            247,164
 Watson Wyatt & Co. Holdings                                        17,950            483,752
                                                                             ----------------
                                                                                    3,079,355
                                                                             ----------------
Computer & Office Equipment -- 0.7%
 Electronics for Imaging, Inc.(b)                                   15,050            345,247
                                                                             ----------------

Computer Software & Services -- 7.6%
 Borland Software Corp.(b)                                          62,450            363,459
 CACI International,                                                 9,600            581,760
 Foundry Networks, Inc.(b)                                          34,950            443,865
 Micromuse, Inc.(b)                                                 73,950            582,726
 Progress Software Corp.(b )                                        14,500            460,665
 SkillSoft PLC - ADR(b)                                            157,500            721,350
 TIBCO Software, Inc.(b)                                            63,650            532,114
                                                                             ----------------
                                                                                    3,685,939
                                                                             ----------------
Construction -- 1.0%
 Dycom Industries, Inc.(b)                                          23,200            469,104
                                                                             ----------------
Energy & Utilities -- 1.1%
 ITC Holdings Corp.(c)                                              17,900            518,742
                                                                             ----------------
Entertainment & Leisure -- 5.0%
 Gaylord Entertainment Co.(b)                                       17,400            829,110
 Kerzner International Ltd.(b)                                       7,450            413,847
 Marvel Entertainment, Inc.(b)                                      12,400            221,588
 Orient-Express Hotels Ltd. - Class A                               15,350            436,247
 Pinnacle Entertainment, Inc.(b)                                    15,100            276,783
 Scientific Games Corp. - Class A(b)(c)                              7,250            224,750
                                                                             ----------------
                                                                                    2,402,325
                                                                             ----------------
Finance -- 0.9%
 Affiliated Managers Group, Inc.(b)(c)                               5,900            427,278
                                                                             ----------------
Food & Agriculture -- 2.6%
 Chiquita Brands International, Inc.(c)                             17,750            496,112
 Diamond Foods, Inc.(b)                                             12,900            220,590
 Lance, Inc.                                                        29,950            522,927
                                                                             ----------------
                                                                                    1,239,629
                                                                             ----------------
Insurance -- 4.5%
 Allmerica Financial Corp.(b)                                       16,750            689,095
 Max Re Capital Ltd.                                                24,300            602,397
 Universal American Financial Corp.(b)                              38,600            877,764
                                                                             ----------------
                                                                                    2,169,256
                                                                             ----------------
Machinery & Heavy Equipment -- 0.7%
 Lennox International, Inc.                                         13,250            363,182
                                                                             ----------------
Manufacturing -- 4.5%
 Applied Films Corp.(b)                                             11,550            242,550
 Aptargroup, Inc.                                                   11,900            592,739
 Fleetwood Enterprises,                                             25,450            313,035
 Hexel Corp.(b)                                                     33,800            618,202
 K2, Inc.(b)                                                        17,100            194,940
 Maidenform Brands, Inc.(b)                                         17,150            235,813
                                                                             ----------------
                                                                                    2,197,279
                                                                             ----------------
Medical & Medical Services -- 5.2%
 Amedisys, Inc.(b)(c)                                                6,300            245,700
 Community Health Systems, Inc.(b)                                   6,700            260,027
 Digirad Corp.(b)                                                   55,600            268,326
 Pediatrix Medical Group, Inc.(b)                                    8,450            649,129
 Per-Se Technologies, In                                            27,750            573,315
 VCA Antech, Inc.(b)                                                 6,250            159,500
 Vital Images, Inc.(b)                                              16,000            356,160
                                                                             ----------------
                                                                                    2,512,157
                                                                             ----------------
Medical Instruments & Supplies -- 5.9%
 DJ Orthopedics, Inc.(b)                                            19,800            573,012
 Hologic, Inc.(b)                                                   10,850            626,587
 IntraLase Corp.(b)                                                 14,400            211,824
 Martek Biosciences Corp.(b)                                         6,500            228,345
 MWI Veterinary Supply, Inc.(b)                                     20,500            408,975
 Symmetry Medical, Inc.(b)                                          10,100            239,370
 Syneron Medical Ltd.(b)15,000                                                        548,100
                                                                             ----------------
                                                                                    2,836,213
                                                                             ----------------
Metal & Mining -- 1.7%
 Foundation Coal Holdings, Inc.                                     21,100            811,295
                                                                             ----------------
Motor Vehicles -- 0.8%
 Tenneco Automotive, Inc.(b)                                        21,100            369,461
                                                                             ----------------
Oil & Gas -- 13.2%
 Airgas, Inc.(c)                                                    30,700            909,641
 Cimarex Energy Co.(b)(c)                                            9,520            431,542
 Double Eagle Petroleum Co.(b)                                      20,700            495,765
 Energy Partners Ltd.(b)                                             7,800            243,516
 Goodrich Petroleum Corp.(b)                                        20,250            475,267
 KCS Energy, Inc.(b)                                                34,150            940,150
 Superior Energy Serivces, Inc.(b)                                  22,000            507,980
 TETRA Technologies, Inc                                            34,200          1,067,724
 Tidewater, Inc.(c)                                                  9,400            457,498
 Vintage Petroleum, Inc.                                            18,150            828,729
                                                                             ----------------
                                                                                    6,357,812
                                                                             ----------------
Personal Services -- 2.6%
 Laureate Education, Inc.(b)                                        25,950          1,270,772
                                                                             ----------------

See accompanying notes to financial statements.

82

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                   SMALL CAP CORE EQUITY PORTFOLIO (Concluded)

As of September 30, 2005

                                                               Number
                                                              Of Shares            Value
                                                           ---------------   ----------------
COMMON STOCKS (Continued)
Pharmaceuticals -- 1.9%
 Nabi Biopharmaceuticals(b)(c)                                      47,300   $        619,630
 Valeant Pharmaceuticals International                              14,100            283,128
                                                                             ----------------
                                                                                      902,758
                                                                             ----------------
Publishing & Printing -- 0.9%
 Banta Corp.                                                         8,200            417,298
                                                                             ----------------
Real Estate -- 2.5%
 Eagle Hospitality Properties Trust, Inc.                           63,150            630,237
 LaSalle Hotel Properties                                           17,600            606,320
                                                                             ----------------
                                                                                    1,236,557
                                                                             ----------------
Restaurants -- 0.6%
 RARE Hospitality International,Inc.(b)                             11,200            287,840
                                                                             ----------------
Retail Merchandising -- 5.2%
 Dick's Sporting Goods, Inc.(b)(c)                                  11,700            352,287
 DSW, Inc. - Class A(b)                                             17,100            362,520
 Handleman Co.                                                      52,950            668,759
 Hot Topic, Inc.(b)                                                 14,600            224,256
 Jarden Corp.(b)                                                    11,975            491,813
 Pier 1 Imports, Inc.                                               19,000            214,130
 The Sports Authority, Inc.(b)                                       7,050            207,552
                                                                             ----------------
                                                                                    2,521,317
                                                                             ----------------
Semiconductors & Related Devices -- 3.6%
 Integrated Device Technology, Inc.(b)                              39,875            428,258
 O2Micro International Ltd.(b)                                      49,300            775,982
 Rudolph Technologies, Inc.(b)                                      41,750            562,372
                                                                             ----------------
                                                                                    1,766,612
                                                                             ----------------
Telecommunications -- 2.7%
 ADTRAN, Inc.(c)                                                    23,350            735,525
 Ubiquitel, Inc.(b)                                                 65,850            575,529
                                                                             ----------------
                                                                                    1,311,054
                                                                             ----------------
Transportation -- 0.7%
 SCS Transportation, Inc.(b)                                        21,450            336,980
                                                                             ----------------
TOTAL COMMON STOCKS
 (Cost $42,255,890)                                                                46,152,053
                                                                             ----------------

                                                            Par/shares
                                           Maturity            (000)
                                       ----------------   ----------------
SHORT TERM INVESTMENTS -- 14.0%
 Morgan Stanley, Floating Rate Notes
  4.02%(d)(e)                                  11/07/05             $  245            245,144
  4.01%(d)(e)                                  11/14/05                169            168,509
  4.02%(d)(e)                                  01/05/06                160            160,455
 Galileo Money Market Fund                                           1,373          1,372,906
 Institutional Money Market Trust(e)(f)                              4,800          4,799,682
                                                                             ----------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $6,746,696)                                                                  6,746,696
                                                                             ----------------

TOTAL INVESTMENTS IN SECURITIES --109.5%
 (Cost $49,002,586(a))                                                       $     52,898,749
LIABILITIES IN EXCESS OF OTHER
 ASSETS -- (9.5)%                                                                  (4,597,833)
                                                                             ----------------
NET ASSETS -- 100.0%
 (Applicable to 717,302 Institutional
 shares, 5,349 Service shares, 686,068
 Investor A shares, 365,661 Investor B
 shares and 1,002,007 Investor C shares                                      $     48,300,916
 outstanding)                                                                ================

NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE PER INSTITUTIONALSHARE
 ($12,640,920/717,302)                                                       $          17.62
                                                                             ================
NET ASSET VALUE, OFFERING AND
 REDEMPTION PRICE PER SERVICE SHARE
 ($94,121/5,349)(g)                                                          $          17.59
                                                                             ================
NET ASSET VALUE AND REDEMPTION
 PRICE PER INVESTOR A SHARE
 ($11,996,852/686,068)                                                       $          17.49
                                                                             ================
MAXIMUM OFFERING PRICE PER
 INVESTOR A SHARE
 ($17.49/0.9425)                                                             $          18.56
                                                                             ================
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE
 (subject to a maximum contingent
 deferred sales charge of 4.5%)
 PER INVESTOR B SHARE
 ($6,302,814/365,661)                                                        $          17.24
                                                                             ================
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE
 (subject to a maximum contingent
 deferred sales charge of 1.0%)
 PER INVESTOR C SHARE
 ($17,266,209/1,002,007)                                                     $          17.23
                                                                             ================

----------
(a)  Cost for Federal income tax purposes is $49,122,268. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                         $  5,045,812
     Gross unrealized depreciation                          (1,269,331)
                                                           ------------
                                                           $  3,776,481
                                                       ================

(b)  Non-income producing security.
(c)  Total or partial securities on loan.
(d)  Rates shown are the rates as of September 30, 2005.
(e)  Securities purchased with the cash proceeds from securities loaned.
(f)  Represents an investment in an affiliate.
(g)  Exact net assets and shares outstanding at September 30, 2005 were
     $94,121.46 and 5,349.333, respectively.

See accompanying notes to financial statements.

                                                                             83

                                 BlackRock Funds

                       STATEMENT OF ASSETS AND LIABILITIES
                         SMALL CAP CORE EQUITY PORTFOLIO

As of September 30, 2005

ASSETS
 Investments at value (Cost $49,002,586) ...........................     $   52,898,749
 Dividends and reclaims receivable .................................             26,118
 Interest receivable ...............................................              5,150
 Investments sold receivable .......................................            266,770
 Capital shares sold receivable ....................................            566,793
 Prepaid expenses ..................................................             11,489
                                                                         --------------
    TOTAL ASSETS ...................................................         53,775,069
                                                                         --------------
LIABILITIES
 Payable upon return of securities loaned ..........................          5,373,790
 Capital shares redeemed payable ...................................             22,874
 Advisory fees payable .............................................             29,444
 Administrative fees payable .......................................              7,213
 Transfer agent fees payable .......................................                868
 Other accrued expenses payable ....................................             39,964
                                                                         --------------
    TOTAL LIABILITIES ..............................................          5,474,153
                                                                         --------------
NET ASSETS (Applicable to 717,302 Institutional shares,
 5,349 Service shares,  686,068 Investor A shares, 365,661
 Investor B shares and
 1,002,007 Investor C shares outstanding) ..........................     $   48,300,916
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($12,640,920/717,302) .....................     $        17.62
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($94,121/5,349)(a) ..............................     $        17.59
                                                                         ==============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($11,996,852/686,068) ........................     $        17.49
                                                                         ==============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
 ($17.49/0.9425) ...................................................     $        18.56
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred  sales charge of 4.5%)
 PER INVESTOR B SHARE ($6,302,814/365,661) .........................     $        17.24
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($17,266,209/1,002,007) ......................     $        17.23
                                                                         ==============

---------

(a) Exact net assets and shares outstanding at September 30, 2005 were
    $94,121.46 and 5,349.333, respectively.

See Accompanying Notes to Financial Statements.

84

                                 Blackrock Funds

                             STATEMENT OF NET ASSETS
                        SMALL CAP GROWTH EQUITY PORTFOLIO

As of September 30, 2005

                                                               Number
                                                              of Shares           Value
                                                          ----------------   ----------------
COMMON STOCKS -- 98.1%
Air Transportation -- 0.5%
 ExpressJet Holdings, Inc.(b)                                      348,100   $      3,122,457
                                                                             ----------------
Broadcasting -- 2.8%
 CKX, Inc.(b)                                                      464,500          5,838,765
 Outdoor Channel Holdings, Inc.(b)                                 338,300          4,993,308
 Spanish Broadcasting Systems, Inc.
  - Class A(b)                                                     717,600          5,152,368
                                                                             ----------------
                                                                                   15,984,441
                                                                             ----------------
Business Services -- 14.4%
 Advisory Board Co.(b)                                              96,400          5,016,656
 CoStar Group, Inc.(b)(c)                                          137,500          6,424,000
 DiamondCluster International, Inc.(b)                             595,700          4,515,406
 Digitas, Inc.(b)                                                1,003,110         11,395,330
 Forrester Research, Inc.(b)                                       253,500          5,277,870
 Gartner, Inc.-- Class A(b)                                        525,800          6,146,602
 Global Cash Access, Inc.(b)                                        50,300            709,230
 Global Payments, Inc.                                             116,900          9,085,468
 Heartland Payment Systems, Inc.(b)                                279,200          6,661,712
 Hudson Highland Group, Inc.(b)                                    197,000          4,919,090
 Navigant Consulting, Inc.(b)(c)                                   231,900          4,443,204
 Net 1 UEPS Technologies, Inc.(b)                                  229,900          5,154,358
 VistaPrint Ltd.(b)                                                 94,700          1,444,175
 Watson Wyatt & Co. Holdings                                       415,200         11,189,640
                                                                             ----------------
                                                                                   82,382,741
                                                                             ----------------
Chemicals -- 1.2%
 Agrium, Inc.                                                      318,900          7,006,233
                                                                             ----------------
Computer & Office Equipment -- 0.5%
 Hutchinson Technology, Inc.(b)                                    109,100          2,849,692
                                                                             ----------------
Computer Software & Services -- 16.2%
 Anteon International Corp.(b)(c)                                  101,900          4,357,244
 The BISYS Group, Inc.(b)                                          336,398          4,517,825
 Borland Software Corp.(b)                                       1,255,700          7,308,174
 CACI International, Inc.(b)                                        80,100          4,854,060
 Foundry Networks, Inc.(b)                                         742,000          9,423,400
 Interwoven, Inc.(b)                                               665,300          5,435,501
 McData Corp.-- Class A(b)                                       1,665,278          8,726,057
 Micromuse, Inc.(b)                                              1,298,500         10,232,180
 Progress Software Corp.(b)                                        195,000          6,195,150
 SkillSoft PLC-- ADR(b)                                          2,015,730          9,232,043
 SonicWALL, Inc.(b)                                              1,800,500         11,433,175
 VeriFone Holdings, Inc.(b)                                        424,000          8,526,640
 Verity, Inc.(b)                                                   270,600          2,873,772
                                                                             ----------------
                                                                                   93,115,221
                                                                             ----------------
Entertainment & Leisure -- 5.6%
 Argosy Gaming Co.(b)                                              119,106          5,596,791
 Orient-Express Hotels Ltd. - Class A                              176,400          5,013,288
 Scientific Games Corp.- Class A(b)(c)                             189,700          5,880,700
 Vail Resorts, Inc.(b)                                             320,900          9,225,875
 World Wrestling Entertainment, Inc.                               474,200          6,164,600
                                                                             ----------------
                                                                                   31,881,254
                                                                             ----------------
Finance -- 1.4%
 Affiliated Managers Group, Inc.(b)                                 51,900          3,758,598
 Wright Express Corp.(b)                                           199,900          4,315,841
                                                                                  -----------
                                                                                    8,074,439
                                                                             ----------------
Food & Agriculture -- 0.1%
 Diamond Foods, Inc.(b)                                             34,100   $        583,110
                                                                             ----------------
Machinery & Heavy Equipment -- 1.0%
 Bucyrus International, Inc.- Class A                               13,300            653,429
 Dresser-Rand Group, Inc.(b)                                        85,700          2,110,791
 Lennox International, Inc.                                        105,800          2,899,978
                                                                             ----------------
                                                                                    5,664,198
                                                                             ----------------
Manufacturing -- 2.9%
 Actuant Corp.- Class A                                            112,900          5,283,720
 Gardner Denver, Inc.(b)                                           146,000          6,511,600
 The Warnaco Group, Inc.(b )                                       216,600          4,745,706
                                                                             ----------------
                                                                                   16,541,026
                                                                             ----------------
Medical & Medical Services -- 5.3%
 CryoLife(b)                                                       875,000          6,081,250
 Digene Corp.(b)                                                   240,500          6,854,250
 Digirad Corp.(b)                                                  405,600          1,957,426
 Noven Pharmaceuticals, Inc.(b)                                    409,700          5,735,800
 Pediatrix Medical Group, Inc.(b)                                  124,900          9,594,818
                                                                             ----------------
                                                                                   30,223,544
                                                                             ----------------
Medical Instruments & Supplies -- 8.4%
 Advanced Medical Optics, Inc.(b)                                  209,000          7,931,550
 Bruker BioSciences Corp.(b)                                       463,100          2,028,378
 Charles River Laboratories
  International, Inc.(b)                                           146,488          6,389,807
 Hologic, Inc.(b)                                                  140,475          8,112,431
 IntraLase Corp.(b)                                                256,500          3,773,115
 Kyphon, Inc.(b)                                                   164,200          7,214,948
 Martek Biosciences Corp.(b)(C)                                    134,400          4,721,472
 Wright Medical Group, Inc.(b)                                     318,234          7,854,015
                                                                             ----------------
                                                                                   48,025,716
                                                                             ----------------
Metal & Mining -- 3.2%
 Alpha Natural Resources, Inc.(b)                                  213,700          6,419,548
 Massey Energy Co.(c)                                              234,200         11,960,594
                                                                             ----------------
                                                                                   18,380,142
                                                                             ----------------
Motor Vehicles -- 0.7%
 Wabash National Corp.                                             201,500          3,961,490
                                                                             ----------------
Oil & Gas -- 12.4%
 Airgas, Inc.                                                      344,200         10,198,646
 Atwood Oceanics, Inc.(b)                                           93,700          7,890,477
 Energy Partners Ltd.(b)                                           132,000          4,121,040
 KCS Energy, Inc.(b)                                               344,000          9,470,320
 Oceaneering Internationa Inc.(b)                                  163,900          8,753,899
 Remington Oil & Gas Corp.- Class B(b)                             194,443          8,069,385
 TETRA Technologies, Inc.(b)                                       366,450         11,440,569
 Vintage Petroleum, Inc.                                           250,100         11,419,566
                                                                             ----------------
                                                                                   71,363,902
                                                                             ----------------
Personal Services -- 3.9%
 Corinthian Colleges, Inc.(b)                                      266,700          3,539,109
 Educate, Inc.(b)                                                  420,800          6,312,000
 Laureate Education, Inc.(b)                                       261,800         12,820,346
                                                                             ----------------
                                                                                   22,671,455
                                                                             ----------------
Pharmaceuticals -- 1.2%
 Nabi Biopharmaceuticals(b)(c)                                     513,600          6,728,160
                                                                             ----------------

See accompanying notes to financial statements.

                                                                              85

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                  SMALL CAP GROWTH EQUITY PORTFOLIO (Continued)

As of September 30, 2005

                                                                Number
                                                               of Shares           Value
                                                          ----------------   ----------------
COMMON STOCKS (Continued)
Publishing & Printing -- 1.0%
 Playboy Enterprises, B(b)                                         415,503   $      5,858,592
                                                                             ----------------
Restaurants -- 1.9%
 RARE Hospitality International,
  Inc.(b)                                                           46,050          1,183,485
 Ruth's Chris Steak House, Inc.(b)                                 256,000          4,705,280
 Texas Roadhouse, Inc.(b)                                          337,300          5,025,770
                                                                             ----------------
                                                                                   10,914,535
                                                                             ----------------
Retail Merchandising -- 5.5%
 99 Cents Only Stores(b)                                           118,000          1,091,500
 Central Garden & Pet Co.(b)                                       136,300          6,167,575
 Coldwater Creek, Inc.(b)                                          149,700          3,775,434
 Design Within Reach, Inc.(b)                                      307,800          2,779,434
 Dick's Sporting Goods, Inc.(b)(c)                                 181,621          5,468,608
 J. Jill Group, Inc.(b)                                            404,900          6,405,518
 Jos. A. Bank Clothiers, Inc.(b)                                   134,100          5,795,802
                                                                             ----------------
                                                                                   31,483,871
                                                                             ----------------
Semiconductors & Related Devices -- 4.9%
 Integrated Device Technology, Inc.(b)                             526,080          5,650,099
 Microsemi Corp.(b)                                                286,100          7,306,994
 O2Micro International Ltd.(b)                                     627,800          9,881,572
 Rudolph Technologies, Inc.(b)                                     410,630          5,531,186
                                                                             ----------------
                                                                                   28,369,851
                                                                             ----------------
Telecommunications -- 3.1%
 ADTRAN, Inc.(c)                                                   311,400          9,809,100
 NeuStar, Inc. -- Class A(b)                                        21,800            697,382
 Polycom, Inc.(b)                                                  249,400          4,032,798
 Syniverse Holdings, Inc.(b)                                       195,300          3,007,620
                                                                             ----------------
                                                                                   17,546,900
                                                                             ----------------
TOTAL COMMON STOCKS
 (Cost $461,377,477)                                                             562,732,970
                                                                             ----------------
WARRANTS -- 0.0%
 MicroStrategy, Inc. (issued 06/21/02,
  expiring 06/24/07, strike price
  $400)(d)(e)                                                          638                121
 TIMCO Aviation Services, Inc. (issued
  02/28/02, expiring 12/31/07, strike
  price $5.16)(e)(f)                                                   692                  0
                                                                             ----------------
TOTAL WARRANTS
 (Cost $6)                                                                                121
                                                                             ----------------

                                                            Par/shares
                                           Maturity            (000)              Value
                                       ----------------   ----------------   ----------------
SHORT TERM INVESTMENTS -- 6.5%
 Federal Home Loan Bank, Discount
  Notes
  3.18%(g)                                     10/03/05            $ 3,400   $      3,399,399
 Morgan Stanley, Floating Rate
  Notes
  4.01%(h)(i)                                  11/14/05              6,024          6,023,986
  4.02%(h)(i)                                  01/05/06                227            226,524
 Galileo Money Market Fund                                           9,992          9,991,868
 Institutional Money Market Trust(i)(j)                             17,448         17,448,244
                                                                             ----------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $37,090,021)                                                                37,090,021
                                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES --104.6%
 (Cost $498,467,504(a))                                                           599,823,112
LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.6)%                                  (26,151,944)
                                                                             ----------------
NET ASSETS -- 100.0%
 (Applicable to 20,697,398
 Institutional shares, 1,480,731
 Service shares, 9,950,356
 Investor A shares, 1,061,979
 Investor B shares and 1,055,928
 Investor C shares outstanding)                                              $    573,671,168
                                                                             ================

See accompanying notes to financial statements.

86

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                  SMALL CAP GROWTH EQUITY PORTFOLIO (Concluded)

As of September 30, 2005

                                                               Value
                                                          ----------------
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE
 ($357,856,729/20,697,398)                                $          17.29
                                                          ================
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE
 PER SERVICE SHARE
 ($24,490,617/1,480,731)                                  $          16.54
                                                          ================
NET ASSET VALUE AND REDEMPTION
 PRICE PER INVESTOR A SHARE
 ($160,373,647/9,950,356)                                 $          16.12
                                                          ================
MAXIMUM OFFERING PRICE
 PER INVESTOR A SHARE
 ($16.12/0.9425)                                          $          17.10
                                                          ================
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE
 (subject to a maximum contingent
 deferred sales charge of 4.5%)
 PER INVESTOR B SHARE
 ($15,516,301/1,061,979)                                  $          14.61
                                                          ================
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE
 (subject to a maximum contingent
 deferred sales charge of 1.0%)
 PER INVESTOR C SHARE
 ($15,433,874/1,055,928)                                  $          14.62
                                                          ================

----------
(a)     Cost for Federal income tax purposes is $500,871,465. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

        Gross unrealized appreciation                     $    119,623,710
        Gross unrealized depreciation                          (20,672,063)
                                                          ----------------
                                                          $     98,951,647
                                                          ================

(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) As of September 30, 2005, the aggregate amount of shares called for by these warrants is 63.80. These warrants were exercisable as of 6/24/02.
(e) Security valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2005, this security had a total market value of $121 which represents less than 0.01% of net assets.
(f) As of September 30, 2005, the aggregate amount of shares called for by these warrants is 692. These warrants were exercisable as of 5/30/02.
(g) The rate shown is the effective yield on the discount notes at the time of purchase.
(h) Rates shown are the rates as of September 30, 2005.
(i) Securities purchased with the cash proceeds from securities loaned.
(j) Represents an investment in an affiliate.

See accompanying notes to financial statements.

                                                                              87

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
               GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

As of September 30, 2005

                                                                Number
                                                              of Shares            Value
                                                          ----------------   ----------------
COMMON STOCKS -- 98.2%
Belgium -- 1.1%
Telecommunications -- 1.1%
 Option NV(b)                                                        4,800   $        263,892
                                                                             ----------------
Canada -- 0.8%
Pharmaceuticals -- 0.8%
 Cardiome Pharma Corp.(b)                                           22,100            194,259
                                                                             ----------------
Finland -- 0.7%
Telecommunications -- 0.7%
 Nokia Corp. - ADR                                                  10,600            179,246
                                                                             ----------------
Germany -- 1.3%
Computer Software & Services -- 0.8%
 SAP AG - ADR                                                        4,300            186,319
                                                                             ----------------
Pharmaceuticals -- 0.5%
 Merck KGAA                                                          1,500            126,647
                                                                             ----------------
Total Germany                                                                         312,966
                                                                             ----------------
India -- 1.1%
Telecommunications -- 1.1%
 Bharti Tele-Ventures Ltd.(b)                                       35,000            266,534
                                                                             ----------------
Japan -- 6.9%
Computer Software & Services -- 0.5%
 Otsuka Corp.                                                        1,300            126,742
                                                                             ----------------
Electronic Components & Accessories -- 1.4%
 Hoya Corp.- When Issued Shs(b)                                      5,400            183,907
 Omron Corp.                                                         6,000            146,374
                                                                             ----------------
                                                                                      330,281
                                                                             ----------------
Machinery & Heavy Equipment -- 2.4%
 Hitachi Construction Machinery Co.,
  Ltd.                                                              13,100            250,811
 Komatsu Ltd.                                                       13,300            181,417
 Nabtesco Corp.                                                     19,000            166,464
                                                                             ----------------
                                                                                      598,692
                                                                             ----------------
Manufacturing -- 2.6%
 Hoya Corp.                                                          1,800             59,873
 Ibiden Co., Ltd.                                                    9,400            392,289
 Shimadzu Corp.                                                     27,000            190,815
                                                                             ----------------
                                                                                      642,977
                                                                             ----------------
Total Japan                                                                         1,698,692
                                                                             ----------------
Mexico -- 0.9%
Telecommunications -- 0.9%
 America Movil S.A. - ADR                                            8,600            226,352
                                                                             ----------------
Norway -- 0.5%
Computer Software & Services -- 0.5%
 Fast Search & Transfer ASA(b)                                      30,000            113,576
                                                                             ----------------
Russia -- 0.9%
Telecommunications -- 0.9%
 Mobile Telesystems - ADR                                            5,600            227,808
                                                                             ----------------
South Korea -- 1.6%
Electronics -- 1.6%
 Samsung Electronics Co. Ltd.                                          700            395,199
                                                                             ----------------
Switzerland -- 1.7%
Pharmaceuticals -- 1.7%
 Roche Holding AG                                                    3,000            418,383
                                                                             ----------------
Taiwan -- 4.1%
Computer & Office Equipment -- 2.4%
 High Tech Computer Corp.                                           10,800            131,642
 Lite-On Technology Corp.                                          200,867   $        224,258
 Mitac Technology Corp.                                            140,000            116,858
 Quanta Computer, Inc.                                              63,123            103,476
                                                                             ----------------
                                                                                      576,234
                                                                             ----------------
Electronics -- 1.0%
 Hon Hai Precision Industry Co. Ltd.                                51,895            241,606
                                                                             ----------------
Semiconductors & Related Devices -- 0.7%
 Powerchip Semiconducto319,000                                                        177,834
 Taiwan Semiconductor
  Manufacturing Co. Ltd.                                                 1                  1
                                                                             ----------------
                                                                                      177,835
                                                                             ----------------
Total Taiwan                                                                          995,675
                                                                             ----------------
United Kingdom -- 1.1%
Aerospace -- 0.8%
 Meggitt PLC                                                        35,900            205,933
                                                                             ----------------
Computer Software & Services -- 0.3%
 Autonomy Corp. PLC(b)                                              10,500             62,832
                                                                             ----------------
Total United Kingdom                                                                  268,765
                                                                             ----------------
United States -- 75.5%
Aerospace -- 2.0%
 Goodrich Corp.                                                      5,500            243,870
 Raytheon Co.                                                        6,300            239,526
                                                                             ----------------
                                                                                      483,396
                                                                             ----------------
Business Services -- 2.0%
 Aquantive, Inc.(b)                                                 15,400            310,002
 Global Payments, Inc.                                               2,200            170,984
                                                                             ----------------
                                                                                      480,986
                                                                             ----------------
Computer & Office Equipment -- 6.1%
 Apple Computer, Inc.(b)                                             7,900            423,519
 Cisco Systems, Inc.(b)                                             15,600            279,708
 Computer Associates International,
  Inc.                                                                  31                862
 Dell, Inc.(b)                                                       6,700            229,140
 Hewlett-Packard Co.(c)                                             10,800            315,360
 International Business Machines Corp.                               3,100            248,682
                                                                             ----------------
                                                                                    1,497,271
                                                                             ----------------
Computer Software & Services -- 15.0%
 Adobe Systems, Inc.(c)                                              5,900            176,115
 Advanced Micro Devices, Inc. (b)                                   12,100            304,920
 Autodesk, Inc.                                                      2,900            134,676
 BEA Systems, Inc.(b)                                               18,600            167,028
 Cadence Design Systems, Inc.(b)(c)                                  7,900            127,664
 Compuware Corp.(b)                                                 25,900            246,050
 Electronic Arts, Inc.(b)                                            3,200            182,048
 EMC Corp.(b)                                                        8,600            111,284
 Enterasys Networks, Inc.(b)                                         2,414              3,235
 Google, Inc. - Class A(b)                                           1,000            316,460
 Informatica Corp.(b)(c)                                            26,900            323,338
 Juniper Networks, Inc.(b)                                          10,400            247,416
 Microsoft Corp.                                                     9,400            241,862
 OpenTV Corp.(b)                                                    51,100            146,657
 Oracle Corp.(b)(c)                                                 20,500            253,995
 Progress Software Corp.(b)                                          4,500            142,965

See accompanying notes to financial statements.

88

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
         GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO (CONTINUED)

As of September 30, 2005

                                                              Number
                                                             of Shares            Value
                                                          ----------------   ----------------
COMMON STOCKS (Continued)
United States (Continued)
Computer Software & Services (Continued)
 Sybase, Inc.(b)                                                     5,500        $   128,810
 Symantec Corp.(b)                                                   5,700            129,162
 Unica Corp.(b)                                                      3,200             35,136
 Yahoo!, Inc.(b)                                                     7,300            247,032
                                                                             ----------------
                                                                                    3,665,853
                                                                             ----------------
Electronics -- 3.6%
 Agilent Technologies, Inc.(b)                                       6,500            212,875
 Coherent, Inc.(b)                                                   4,300            125,904
 Intel Corp.                                                         7,000            172,550
 Intersil Corp. - Class A                                            8,600            187,308
 National Semiconductor Corp.                                        6,800            178,840
                                                                             ----------------
                                                                                      877,477
                                                                             ----------------
Insurance -- 0.7%
 WellPoint, Inc.(b)                                                  2,400            181,968
                                                                             ----------------
Manufacturing -- 1.8%
 Powerwave Technologies, Inc.(b)(c)                                 33,200            431,268
                                                                             ----------------
Measuring & Controlling Devices -- 1.5%
 KLA-Tencor Corp.(c)                                                 7,400            360,824
                                                                             ----------------
Medical & Medical Services -- 8.3%
 Amgen, Inc.(b)                                                      3,700            294,779
 Baxter International, Inc.                                          6,300            251,181
 Caremark Rx, Inc.(b)                                                3,400            169,762
 Coventry Health Care, Inc.(b)                                       2,500            215,050
 Express Scripts, Inc.(b)                                            2,800            174,160
 LifePoint Hospitals, Inc.(b)(c)                                     3,600            157,428
 Medco Health Solutions, Inc.(b)                                     2,500            137,075
 Millipore Corp.(b)                                                  4,200            264,138
 UnitedHealth Group, Inc.(c)                                         4,200            236,040
 WebMD Corp.(b)                                                     12,000            132,960
                                                                             ----------------
                                                                                    2,032,573
                                                                             ----------------
Medical Instruments & Supplies -- 4.6%
 Alcon, Inc.                                                         2,100            268,548
 Boston Scientific Corp.(b)                                          3,267             76,350
 Cytyc Corp.(b)                                                      7,400            198,690
 MWI Veterinary Supply, Inc.(b)                                      5,100            101,745
 St. Jude Medical, Inc.(b)                                           2,800            131,040
 Varian Medical Systems, Inc.(b)                                     3,400            134,334
 Zimmer Holdings, Inc.(b)                                            3,000            206,670
                                                                             ----------------
                                                                                    1,117,377
                                                                             ----------------
Pharmaceuticals -- 6.0%
 Amylin Pharmaceuticals, Inc.(b)(c)                                  3,642            126,705
 First Horizon Pharmaceutical Corp.(b)                               5,625            111,769
 Genentech, Inc.(b)                                                  5,505            463,576
 Gilead Sciences, Inc.(b)                                            3,900            190,164
 Keryx Biopharmaceuticals, Inc.(b)                                   7,000            110,320
 Momenta Pharmaceuticals, Inc.(b)                                    3,100             84,475
 Panacos Pharmaceuticals, Inc.(b)                                   11,218            109,263
 Shire Pharmaceuticals Group PLC - ADR                               3,400            125,766
 Vertex Pharmaceuticals, Inc.(b)                                     6,400            143,040
                                                                             ----------------
                                                                                    1,465,078
                                                                             ----------------
Semiconductors & Related Devices -- 13.6%
 Agere Systems, Inc. - ADR(b)                                       11,400            118,674
 Applied Materials, Inc.                                            14,800            251,008
 Broadcom Corp. - Class A(b)                                         8,800            412,808
 Lam Research Corp.(b)(c)                                            4,400            134,068
 LSI Logic Corp.(b)                                                 19,300            190,105
 Marvell Technology Group Ltd.(b)                                    4,300            198,273
 MEMC Electronic Materials, Inc.(b)                                 11,600            264,364
 Microsemi Corp.(b)                                                  7,400            188,996
 Novellus Systems, Inc.(b)                                           9,100            228,228
 NVIDIA Corp.(b)                                                     8,100            277,668
 O2Micro International Ltd.(b)                                       8,100            127,494
 SiRF Technology Holdings, Inc.(b)                                  10,600            319,378
 Texas Instruments, Inc.(c)                                         11,500            389,850
 Varian Semiconductor Equipment
  Associates, Inc.(b)                                               5,600             237,272
                                                                             ----------------
                                                                                    3,338,186
                                                                             ----------------
Telecommunications -- 10.3%
 ADC Telecommunications, (b)                                         4,900            112,014
 ADTRAN, Inc.(c)                                                     6,400            201,600
 Alamosa Holdings, Inc.(b)                                          10,800            184,788
 Amdocs Ltd.(b)                                                      4,500            124,785
 Comverse Technology, Inc.(b)                                        9,500            249,565
 Harris Corp.                                                        9,400            392,920
 Motorola, Inc.(c)                                                  17,300            382,157
 Qualcomm, Inc.                                                      7,100            317,725
 Scientific-Atlanta, Inc.                                            9,100            341,341
 Sprint Nextel Corp.                                                 8,745            207,956
                                                                             ----------------
                                                                                    2,514,851
                                                                             ----------------
Total United States                                                                18,447,108
                                                                             ----------------
TOTAL COMMON STOCKS
 (Cost $19,021,319)                                                                24,008,455
                                                                             ----------------

                                                            Par/shares
                                           Maturity            (000)              Value
                                       ----------------   ----------------   ----------------
SHORT TERM INVESTMENTS -- 16.2%
 Banco Santader, Certificate of
  Deposit
  3.70%(d)                                     05/10/06             $  224            224,141
 Morgan Stanley, Floating Rate
  Notes
  4.01%(d)(e)                                  11/14/05                171            171,414
 Galileo Money Market Fund                                             465            464,657
 Institutional Money Market
  Trust(d)(f)                                                       3,104          3,104,457
                                                                             ----------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $3,964,669)                                                                 3,964,669
                                                                             ----------------

See accompanying notes to financial statements.

                                                                              89

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
         GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO (Concluded)

As of September 30, 2005

                                                               Value
                                                          ----------------
TOTAL INVESTMENTS IN SECURITIES -- 114.4%
 (Cost $22,985,988(a))                                         $27,973,124
LIABILITIES IN EXCESS OF OTHER
 ASSETS -- (14.4)%                                              (3,529,626)
                                                          ----------------
NET ASSETS -- 100.0%
 (Applicable to 128,124
 Institutional shares, 17,846
 Service shares, 1,502,340
 Investor A shares, 1,776,468
 Investor B shares and 451,217
 Investor C shares)                                            $24,443,498
                                                          ================
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE PER
 INSTITUTIONAL SHARE
 ($846,582/128,124)                                            $      6.61
                                                          ================
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE PER
 SERVICE SHARE
 ($116,221/17,846)                                             $      6.51
                                                          ================
NET ASSET VALUE AND REDEMPTION
 PRICE PER INVESTOR A SHARE
 ($9,688,352/1,502,340)                                        $     6.45
                                                          ================
MAXIMUM OFFERING PRICE PER
 INVESTOR A SHARE
 ($6.45/0.9425)                                                $     6.84
                                                          ================
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE
 (subject to a maximum contingent
 deferred sales charge of 4.5%)
 PER INVESTOR B SHARE
 ($10,998,463/1,776,468)                                       $      6.19
                                                          ================
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE
 (subject to a maximum contingent
 deferred sales charge of 1.0%)
 PER INVESTOR C SHARE
 ($2,793,880/451,217)                                          $     6.19
                                                          ================

----------
(a) Cost for Federal income tax purposes is $23,077,532. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

    Gross unrealized appreciation                           $5,197,269
    Gross unrealized depreciation                             (301,677)
                                                      ----------------
                                                            $4,895,592
                                                      ================

(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Securities purchased with the cash proceeds from securities loaned.
(e) Rates shown are the rates as of September 30, 2005.
(f) Represents an investment in an affiliate.

See accompanying notes to financial statements.

90

                                 BlackRock Funds

                       STATEMENT OF ASSETS AND LIABILITIES
               GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES PORTFOLIO

As of September 30, 2005

ASSETS
 Investments at value (Cost $22,985,988) ...........................      $  27,973,124
 Cash denominated in foreign currencies (Cost $14,011)                           13,910
 Dividends and reclaims receivable (net of withholding
 tax of $2,757) ....................................................              9,378
 Interest receivable ...............................................              1,084
 Investments sold receivable .......................................            268,189
 Capital shares sold receivable ....................................             19,079
 Prepaid expenses ..................................................             15,385
                                                                         --------------
    TOTAL ASSETS ...................................................         28,300,149
                                                                         --------------
LIABILITIES
 Payable upon return of securities loaned ..........................          3,500,012
 Investments purchased payable .....................................            202,276
 Capital shares redeemed payable ...................................             86,888
 Advisory fees payable .............................................             15,842
 Administrative fees payable .......................................              4,472
 Transfer agent fees payable .......................................              9,159
 Other accrued expenses payable ....................................             38,002
                                                                         --------------
    TOTAL LIABILITIES ..............................................          3,856,651
                                                                         --------------
NET ASSETS (Applicable to 128,124 Institutional
 shares,17,846 Service shares, 1,502,340 Investor
 A shares, 1,776,468 Investor B shares and
 451,217 Investor C shares outstanding) ............................      $  24,443,498
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($846,582/128,124) ........................      $        6.61
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($116,221/17,846) ...............................      $        6.51
                                                                         ==============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($9,688,352/1,502,340) .......................      $        6.45
                                                                         ==============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE($6.45/0.9425) ..........      $        6.84
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
  PER INVESTOR B SHARE ($10,998,463/1,776,468) .....................      $        6.19
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
  PER INVESTOR C SHARE ($2,793,880/451,217) ........................      $        6.19
                                                                         ==============

See accompanying notes to financial statements.

                                                                              91

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                           GLOBAL RESOURCES PORTFOLIO

As of September 30, 2005

                                                                Number
                                                               of shares           Value
                                                          ----------------   ----------------
COMMON STOCKS -- 98.8%
Canada -- 24.9%
Banks -- 0.0%
 Quest Capital Corp.(b)                                             61,000       $    121,411
                                                                             ----------------
Energy & Utilities -- 0.1%
 Tusk Energy Corp.(c)                                              300,846          1,254,605
                                                                             ----------------
Metal & Mining -- 3.7%
 AXMIN, Inc.(b)                                                  2,581,000          1,267,594
 Bema Gold Corp.(b)                                                250,000            672,500
 Canico Resource Corp.(b)                                          450,000          7,719,714
 Crystallex International Corp.(b)                               2,600,000          4,085,385
 Fording Canadian Coal Trust(d)                                     18,979            807,936
 Gateway Gold Corp.(b)                                             500,000            452,352
 Gold Reserve, Inc.(b)                                           1,000,000          2,300,000
 Mag Silver Corp.(b)                                             2,026,200          2,094,985
 Mena Resources, Inc.(b)                                            20,000              6,893
 Minefinders Corp. Ltd.(b)                                         250,000          1,220,000
 Nevsun Resources Ltd. (acquired
  8/8/97 through 9/9/04, cost
  $4,883,732)(b)(e)(f) (g)                                       1,554,800          3,295,544
 NovaGold Resources, Inc.(b)                                       691,418          5,538,258
 Orezone Resources, Inc.(b)                                        334,182            630,586
 Radius Gold, Inc.(b)                                              569,700            343,607
 Romarco Minerals, Inc.(b)                                         223,000             38,428
 Southwestern Resources Corp.(b)                                   566,900          5,250,883
 St. Jude Resources Ltd.(b)                                      1,096,400          2,503,412
 Stratagold Corp.(b)                                             1,000,000            620,369
 Sunridge Gold Corp.(b)                                            870,700            870,250
 Virginia Gold Mines, Inc.(b)                                      823,100          5,489,225
 X-Cal Resources Ltd.(b)                                         1,755,500            400,834
                                                                             ----------------
                                                                                   45,608,755
                                                                             ----------------
Motor Vehicles -- 0.1%
 Westport Innovations, Inc. (acquired
  12/17/03 through 9/15/04, cost
  $1,052,339)(b)(e)(f)                                             959,500          1,157,419
                                                                             ----------------
Oil & Gas -- 20.9%
 Accrete Energy, Inc.(b)                                            13,690            120,315
 Alberta Clipper Energy, Inc.(b)                                   379,215          1,552,017
 Baytex Energy Trust                                             1,112,748         17,785,176
 Bow Valley Energy Ltd.(b)                                         634,600          3,193,231
 C1 Energy Ltd.(b)(d)                                              647,099          1,756,300
 Canadian Superior Energy, Inc.                                     85,468            213,670
 Canex Energy, Inc(b)                                              403,200          1,146,441
 Capitol Energy Resources Ltd.(b)                                  438,026          2,075,772
 Chamaelo Exploration Ltd.(b)                                       52,180            357,428
 Cinch Energy Corp.(b)                                             901,980          2,844,431
 Compton Petroleum Corp.(b)                                      1,171,300         15,844,744
 Crew Energy, Inc. (acquired 6/24/98
  through 6/18/04, cost
  $1,910,170)(b)(f)(g)                                             811,615         13,986,128
 Cyries Energy, Inc.(b)                                             69,096          1,056,146
 Delphi Energy Corp.(b)                                            747,963          3,415,650
 Drillers Technology Corp.(b)                                      200,000            284,336
 Ember Resources, Inc.(b)                                          274,224          1,682,298
 Endev Energy, Inc.(b)                                           1,538,300          2,730,396
 Equinox Minerals Ltd.(b)                                        1,552,114          1,337,338
 Esprit Energy Trust                                               533,525          6,661,018
 Fairborne Energy Trust                                            317,020          5,050,577
 Fairquest Energy  Ltd.(b)                                         105,567            976,900
 First Calgary Petroleums Ltd.(b)                                  652,612          5,319,412
 Galleon Energy, Inc. - Class A(b)                               1,222,178         24,115,006
 Hawker Resources, Inc.(b)                                         227,509          1,117,354
 HSE Integrated Ltd.(b)                                             28,238       $     66,909
 KICK Energy Ltd.(b)                                               219,700          1,527,640
 Leader Energy Services Ltd.(b)                                    454,104          1,752,874
 Masters Energy, Inc.(b)                                            27,741            108,755
 Midnight Oil Exploration Ltd.(b)                                  550,300          2,086,266
 Midnight Oil Exploration Ltd.
  (acquired 9/29/05, cost
  $1,971,490)(b)(f)(g)                                             577,400          1,970,105
 Niko Resources Ltd.
  (acquired 5/2/03 through 11/10/03,
  cost $689,948)(f)(g)                                              39,000          1,713,769
 Oilexco, Inc.(b)                                                1,498,900          5,217,608
 Pacific Rodera Energy, Inc.(b)                                    990,200          1,134,729
 Paramount Resources Ltd. - Class A(b)                             408,900         12,049,268
 Penn West Energy Trust                                          1,701,400         53,522,414
 Precision Drilling Corp.(b)                                       312,000         15,350,400
 ProEx Energy Ltd.(b)                                               69,096          1,069,839
 ProspEx Resources Ltd.(b)                                       1,504,120          4,924,742
 Purcell Energy Ltd.(b)(e)                                         735,620          2,218,396
 Real Resources, Inc.(b)                                           412,737          9,708,530
 Sequoia Oil & Gas Trust                                           297,320          5,369,487
 Tag Oil Ltd.(c)                                                   198,000            198,239
 Technicoil Corp. (acquired 6/15/04,
  cost $548,935)(b)(f)(g)                                          753,100          2,439,821
 Tempest Energy Corp. - Class A(b)                                 357,600          1,750,102
 Thunder Energy Trust                                              568,896          6,646,760
 Trilogy Energy Trust                                              308,900          7,425,737
 True Energy, Inc.(b)                                              553,735          2,814,955
 Vault Energy Trust                                                130,450          1,543,235
 West Energy Ltd.(b)                                                 2,735             19,347
 White Fire Energy Ltd.(b)                                         297,320            791,590
 Zenas Energy Corp.(b)                                             143,628            785,833
                                                                             ----------------
                                                                                  258,829,434
                                                                             ----------------
Transportation -- 0.1%
 Railpower Technologies Corp.(b)                                   360,600          1,684,001
                                                                             ----------------
Total Canada                                                                      308,655,625
                                                                             ----------------
Norway -- 0.6%
Transportation -- 0.6%
 Stolt-Nielsen SA(b)                                               170,000          6,813,758
                                                                             ----------------
United Kingdom -- 1.4%
Finance -- 0.1%
 Archipelago Holdings, Inc.(c)                                   2,247,400          1,288,181
                                                                             ----------------
Oil & Gas -- 1.3%
 Expro International Group PLC                                     563,941          5,457,235
 Tullow Oil PLC                                                  1,244,198          5,722,878
 Venture Production PLC(b)                                         514,729          4,389,119
                                                                             ----------------
                                                                                   15,569,232
                                                                             ----------------
Total United Kingdom                                                               16,857,413
                                                                             ----------------
United States -- 71.9%
Conglomerates -- 2.2% (acquired 2/18/04
 Stolt-Nielsen SA through 9/9/04, cost
 $9,786,849)(b)(d)(f)(g)                                           676,100         27,098,764
                                                                             ----------------
Energy & Utilities -- 1.9%
 KFX, Inc.(b)(d)                                                   393,400          6,735,008

See accompanying notes to financial statements.

92

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                     GLOBAL RESOURCES PORTFOLIO (Continued)

As of September 30, 2005

                                                              Number
                                                             of Shares            Value
                                                          ----------------   ----------------
COMMON STOCKS (Continued)
United States (Continued)
Energy & Utilities (Continued)
 Longview Energy Co. (acquired
  8/13/04, cost
  $1,281,000)(c)(e)(f)(g)                                           85,400     $    1,281,000
 McDermott International, Inc.(b)                                  415,000         15,193,150
                                                                             ----------------
                                                                                   23,209,158
                                                                             ----------------
Finance -- 0.1%
 NGP Capital Resources Co.                                          64,500            971,370
                                                                             ----------------
Manufacturing -- 1.4%
 Maverick Tube Corp.(b)                                            401,579         12,047,370
 NS Group, Inc.(b)                                                 150,000          5,887,500
                                                                             ----------------
                                                                                   17,934,870
                                                                             ----------------
Metal & Mining -- 24.6%
 Alpha Natural Resources, Inc.(b)                                   27,500            826,100
 Arch Coal, Inc.(d)                                                806,300         54,425,250
 Coeur d'Alene Mines Corp.(b)                                      500,000          2,115,000
 CONSOL Energy, Inc. (acquired
  8/13/01 through 4/21/04, cost
  $22,890,341)(f)(g)                                             1,181,600         90,120,632
 Massey Energy Co.(d)                                            1,148,400         58,648,788
 Peabody Energy Corp.                                            1,132,000         95,484,200
 Randgold Resources Ltd.(b)                                        200,000          3,144,000
                                                                             ----------------
                                                                                  304,763,970
                                                                             ----------------
Oil & Gas -- 41.5%
 Allis-Chalmers Energy, Inc.(b)                                    131,700          1,559,328
 BJ Services Co.(d)                                                957,200         34,449,628
 Bois d'Arc Energy, Inc.(b)                                        101,900          1,753,699
 Brigham Exploration Co.(b)                                         81,900          1,052,415
 CanArgo Energy Corp.(b)(d)                                      5,024,200          9,495,738
 Clayton Williams Energy, Inc.(b)                                  321,130         13,872,816
 Comstock Resources, Inc.(b)                                       275,300          9,032,593
 Cross Timbers Royalty Trust                                         2,490            135,207
 Denbury Resources, Inc.(b)                                        273,800         13,810,472
 Diamond Offshore Drilling, Inc.                                   333,400         20,420,750
 The Exploration Co.(b)                                            282,200          2,031,840
 Global Industries, Inc.(b)                                        189,496          2,793,171
 Goodrich Petroleum Corp.(b)                                        62,600          1,469,222
 Grey Wolf, Inc.(b)                                                471,900          3,978,117
 Halliburton Co.(d)                                                390,000         26,722,800
 Matador Resources Co. (acquired
  10/14/03, cost
  $978,460)(c)(e)(f)(g)                                             97,846          1,320,921
 Nabors Industries Ltd.(b)(d)                                      346,500         24,889,095
 National-Oilwell, Inc.(b)                                         128,600          8,461,880
 Newfield Exploration Co.(b)                                       993,924         48,801,668
 Newpark Resources, Inc.(b)                                        500,000          4,210,000
 Noble Corp.                                                        90,700          6,209,322
 Parallel Petroleum Corp.(b)                                       192,300          2,692,200
 Patterson-UTI Energy, Inc.                                      1,272,408         45,908,481
 Penn Virginia Corp.                                               560,000         32,317,600
 PetroQuest Energy, Inc.(b)                                        411,600          4,297,104
 Pioneer Drilling Co. (acquired
  2/13/04 through 3/23/05, cost
  $1,400,445)(b)(f)(g)                                             176,000          3,435,520
 Pioneer Natural Resources Co.                                     379,200         20,825,664
 Plains Exploration & Production Co.(b)                          1,137,505         48,707,964
 Pride International, Inc.(b)                                      334,300          9,530,893
 Rowan Cos., Inc.(d)                                               481,700         17,095,533
 Transocean, Inc.(b)                                               420,800         25,799,248
 Treasure Island Royalty Trust(b)                                  507,439            403,414
 Universal Compression Holdings,
  Inc.(b)                                                           35,200      $   1,399,904
 Vintage Petroleum, Inc.                                           952,600         43,495,716
 Weatherford International Ltd.(b)(d)
                                                                   301,100         20,673,526
                                                                             ----------------
                                                                                  513,053,449
                                                                             ----------------
Transportation -- 0.2%
 Hornbeck Offshore Service, Inc.(b)                                 65,900          2,413,917
                                                                             ----------------
Waste Management -- 0.0%
 Republic Resources, Inc.(b)                                        28,750              1,078
                                                                             ----------------
Total United States
                                                                                  889,446,576
                                                                             ----------------
TOTAL COMMON STOCKS
 (Cost $559,119,398)                                                            1,221,773,372
                                                                             ----------------
WARRANTS -- 0.0%
 Nevsun Resources
  Ltd. (issued
  12/18/03, expiring
  12/18/08, strike
  price 10.00
  CAD)(c)(h)                                                       250,000              2,154
 Oilexco Inc. (issued
  01/21/04, expiring
  12/22/05, strike
  price 1.65 CAD)(i)                                               118,775            245,615
 Purcell Energy Ltd.
  (issued 07/24/03,
  expiring 07/23/08,
  strike price 5.00
  CAD)(c)(j)                                                       735,620            304,237
 Westport
  Innovations, Inc.
  (issued 09/29/04,
  expiring 3/29/06,
  strike price 2.10
  CAD)(k)                                                           92,850             12,000
                                                                             ----------------
TOTAL WARRANTS
 (Cost $195)                                                                          564,006
                                                                             ----------------

                                                            Par/shares
                                           Maturity            (000)              Value
                                       ----------------   ----------------   ----------------
SHORT TERM INVESTMENTS -- 11.7%
 Banco Santader, Certificate of
  Deposit
  3.70%(l)                                     05/10/06           $  4,067       $  4,066,925
 Morgan Stanley, Floating Rate
  Notes
  4.02%(l)(m)                                  11/07/05              5,878         5,877,714
  4.01%(l)(m)                                  11/14/05              7,237         7,237,263
 Galileo Money Market Fund                                          17,976        17,975,598
 Institutional Money Market
  Trust(l)(n)                                                      109,250       109,250,270
                                                                             ----------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $144,407,770)                                                             144,407,770
                                                                             ----------------

See accompanying notes to financial statements.

                                                                              93

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                     GLOBAL RESOURCES PORTFOLIO (Continued)

As of September 30, 2005

                                                               Value
                                                          ----------------
TOTAL INVESTMENTS IN SECURITIES -- 110.5%
 (Cost $703,527,363(a))                                   $  1,366,745,148

LIABILITIES IN EXCESS OF
 OTHER ASSETS -- (10.5)%                                      (129,609,246)
                                                          ----------------
NET ASSETS --  100.0%
 (Applicable to 513,754
 Institutional shares, 11,539,035
 Investor A shares, 1,697,316
 Investor B shares and 2,901,440
 Investor C shares outstanding)                           $  1,237,135,902
                                                          ================

NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE PER
 INSTITUTIONAL SHARE
 ($40,905,448/513,754)                                    $          79.62
                                                          ================
NET ASSET VALUE AND REDEMPTION
 PRICE PER INVESTOR A SHARE
 ($877,120,397/11,539,035)                                $          76.01
                                                          ================
MAXIMUM OFFERING PRICE PER
 INVESTOR A SHARE
 ($76.01/0.9425)                                          $          80.65
                                                          ================
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE
 (subject to a maximum contingent
 deferred sales charge of 4.5%)
 PER INVESTOR B SHARE
 ($117,844,759/1,697,316)                                 $          69.43
                                                          ================
NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE
 (subject to a maximum contingent
 deferred sales charge of 1.0%)
 PER INVESTOR C SHARE
 ($201,265,298/2,901,440)                                 $          69.37
                                                          ================

----------
(a) Cost for Federal income tax purposes is $703,758,557. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                      $    677,722,363
     Gross unrealized depreciation                           (14,735,772)
                                                        ----------------
                                                        $    662,986,591
                                                        ================

(b) Non-income producing security.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2005, this security had a total market value of $5,649,337 which represents 0.46% of net assets.
(d) Total or partial securities on loan.
(e) Security is illiquid. As of September 30, 2005, the Portfolio held 0.75%
    of its net assets, with a current market value of $9,273,280 in these securities.
(f) Security restricted as to public resale. These securities are ineligible for resale into the public market until such time that either (I) a resale Registration Statement has been filed with the SEC and declared effective or (II) resale is permitted under Rule 144A without the need for an effective registration statement. As of September 30, 2005, the
    Portfolio held 11.95% of its net assets, with a current market value of
    $147,819,623 and a current cost of $47,393,709 in these securities.
(g) Security valued under consistently applied procedures established by the
    Board.
(h) As of September 30, 2005, the aggregate amount of shares called for by these warrants is 250,000. These warrants were exercisable as of
    12/18/03.
(i) As of September 30, 2005, the aggregate amount of shares called for by these warrants is 118,775. These warrants were exercisable as of
    1/21/04.
(j) As of September 30, 2005, the aggregate amount of shares called for by these warrants is 735,620. These warrants were exercisable as of
    7/24/03.
(k) As of September 30, 2005, the aggregate amount of shares called for by these warrants is 92,850. These warrants were exercisable as of 9/29/04.
(l) Securities purchased with the cash proceeds from securities loaned.
(m) Rates shown are the rates as of September 30, 2005.
(n) Represents an investment in an affiliate.

See accompanying notes to financial statements.

94

                                 BlackRock Funds

                       STATEMENT OF ASSETS AND LIABILITIES
                           GLOBAL RESOURCES PORTFOLIO

As of September 30, 2005

ASSETS
 Investments at value (Cost $703,527,363) ..........................     $1,366,745,148
 Dividends receivable (net of withholding tax of $24,260) ..........            845,325
 Interest receivable ...............................................             54,711
 Investments sold receivable .......................................          3,848,237
 Capital shares sold receivable ....................................          1,351,922
 Prepaid expenses ..................................................             96,679
 Other assets ......................................................              4,071
                                                                         --------------
    TOTAL ASSETS ...................................................      1,372,946,093
                                                                         --------------
LIABILITIES
 Payable upon return of securities loaned ..........................        126,432,172
 Investments purchased payable .....................................          5,303,755
 Capital shares redeemed payable ...................................          2,612,450
 Advisory fees payable .............................................            713,755
 Administrative fees payable .......................................             46,167
 Transfer agent fees payable .......................................             69,892
 Other accrued expenses payable ....................................            632,000
                                                                         --------------
    TOTAL LIABILITIES ..............................................        135,810,191
                                                                         --------------
NET ASSETS (Applicable to 513,754 Institutional shares,
 11,539,035 Investor A shares, 1,697,316 Investor B shares and
 2,901,440 Investor C shares outstanding) ..........................     $1,237,135,902
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($40,905,448/513,754) .....................     $        79.62
                                                                         ==============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($877,120,397/11,539,035) ....................     $        76.01
                                                                         ==============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($76.01/0.9425) ........     $        80.65
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($117,844,759/1,697,316) .....................     $        69.43
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($201,265,298/2,901,440) .....................     $        69.37
                                                                         ==============

See accompanying notes to financial statements.

                                                                              95

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                       ALL-CAP GLOBAL RESOURCES PORTFOLIO

As of September 30, 2005

                                                               Number
                                                              of Shares            Value
                                                            --------------   ----------------
COMMON STOCKS -- 94.5%
Australia -- 3.7%
Metal & Mining -- 3.2%
 BHP Billiton Ltd. - ADR                                           143,900   $      4,918,502
 Macarthur Coal Ltd.                                               588,300          2,906,682
                                                                             ----------------
                                                                                    7,825,184
                                                                             ----------------
Oil & Gas -- 0.5%
 Santos Ltd.                                                       130,200          1,243,834
                                                                             ----------------
Total Australia                                                                     9,069,018
                                                                             ----------------
Austria -- 1.9%
Oil & Gas -- 1.9%
 OMV AG                                                             76,400          4,551,227
                                                                             ----------------
Canada -- 11.5%
Metal & Mining -- 1.2%
 Teck Cominco Ltd.                                                  67,100          3,015,048
                                                                             ----------------
Oil & Gas -- 10.3%
 Canadian Natural Resources Ltd.                                     8,000            361,882
 Compton Petroleum Corp.(b)                                        172,400          2,332,139
 Galleon Energy, Inc. -- Class A(b)                                192,100          3,790,358
 Husky Energy, Inc.                                                 64,000          3,560,641
 Nexen, Inc.                                                        39,200          1,872,859
 Pason Systems, Inc.                                                56,000          1,311,460
 Penn West Energy Trust                                             83,100          2,614,149
 Petro Canada                                                       58,500          2,452,705
 Real Resources, Inc.(b)                                            75,072          1,765,867
 Talisman Energy, Inc. - ADR                                       104,000          5,079,360
                                                                             ----------------
                                                                                   25,141,420
                                                                             ----------------
Total Canada                                                                       28,156,468
                                                                             ----------------
Denmark -- 0.2%
Oil & Gas -- 0.2%
 A P Moller - Maersk A/S                                                40            409,713
                                                                             ----------------
France -- 1.2%
Oil & Gas -- 1.2%
 Total SA - ADR(c)                                                  21,300          2,892,966
                                                                             ----------------
Netherlands -- 2.5%
Oil & Gas -- 2.5%
 Core Laboratories NV(b)                                            82,500          2,661,450
 SBM Offshore NV                                                    40,200          3,363,611
                                                                             ----------------
                                                                                    6,025,061
                                                                             ----------------
Norway -- 3.2%
Oil & Gas -- 3.2%
 Statoil ASA - ADR(c)                                              237,900          5,873,751
 Stolt Offshores SA(b)                                             176,700          2,051,565

                                                                             ----------------
                                                                                    7,925,316
                                                                             ----------------
United Kingdom -- 4.9%
Metal & Mining -- 1.4%
 Rio Tinto PLC - ADR                                                21,300          3,499,590
                                                                             ----------------
Oil & Gas -- 3.5%
 BG Group PLC - ADR(c)                                              64,000          3,052,160
 Cairn Energy PLC(b)                                               158,100          5,484,804

                                                                             ----------------
                                                                                    8,536,964
                                                                             ----------------
Total United Kingdom                                                               12,036,554
                                                                             ----------------
United States -- 65.4%
Energy & Utilities -- 3.9%
 McDermott International, Inc.(b)                                  143,900          5,268,179
 Questar Corp.                                                      47,900   $      4,220,948

                                                                             ----------------
                                                                                    9,489,127
                                                                             ----------------
Metal & Mining -- 16.8%
 Arch Coal, Inc.(c)                                                 93,900          6,338,251
 CONSOL Energy, Inc.                                                93,900          7,161,753
 Goldcorp, Inc.                                                    229,225          4,593,669
 Massey Energy Co.(c)                                              143,900          7,348,973
 Natural Resource Partners LP(c)                                    37,459          2,336,692
 Newmont Mining Corp.                                               27,800          1,311,326
 Pan American Silver Corp.(b)                                      118,000          2,083,880
 Peabody Energy Corp.                                               93,100          7,852,985
 Silver StandarResources(b)(c)                                     143,900          1,971,430
                                                                             ----------------
                                                                                   40,998,959
                                                                             ----------------
Oil & Gas -- 43.4%
 Amerada Hess Corp.(c)                                              27,800          3,822,500
 Bois d'Arc Energy, Inc.(b)                                         39,500            679,795
 BP PLC                                                             27,800          1,969,630
 Burlington Resources, Inc.                                         46,500          3,781,380
 Canadian Natural Resources                                        119,300          5,391,167
 Chesapeake Energy Corp.(c)                                        118,000          4,513,500
 CNX Gas Corp.(b)(c)(d)                                              9,600            186,384
 Comstock Resources, Inc.(b)                                        70,400          2,309,824
 Double Eagle Petroleum Co.(b)(c)                                   82,591          1,978,054
 Encana Corp.                                                       79,400          4,629,814
 ENSCO International, Inc.                                         103,400          4,817,406
 EOG Resources, Inc.                                               104,000          7,789,600
 Exxon Mobil Corp.(c)                                               31,600          2,007,864
 Global Industries,  Inc.(b)                                       158,100          2,330,394
 GlobalSantaFe Corp.                                                20,700            944,334
 Goodrich Petroleum Corp.(b)                                        79,400          1,863,518
 Hydril(b)                                                          40,200          2,759,328
 Kerr-McGee Corp.                                                   47,500          4,612,725
 Nabors Industries Ltd.(b)(c)                                       21,300          1,529,979
 National-Oilwell, Inc.(b)                                          54,139          3,562,346
 Newfield Exploration Co.(b)                                        79,400          3,898,540
 Noble Corp.                                                        64,000          4,381,440
 Noble Energy, Inc.                                                 80,600          3,780,140
 Occidental Petroleum Corp.                                         24,050          2,054,592
 Patterson-UTI Energy, Inc.                                         40,200          1,450,416
 Range Resources Corp.                                              35,600          1,374,516
 Rowan Cos., Inc.(c)                                                96,600          3,428,334
 Schlumberger Ltd.(c)                                               17,800          1,501,964
 Suncor Energy, Inc.                                                67,100          4,061,563
 Transocean, Inc.(b)                                                79,500          4,874,145
 Vintage Petroleum, Inc.                                           106,500          4,862,790
 Weatherford International Ltd.(b)(c)                               46,500          3,192,690
 The Williams Companies, Inc.                                      141,500          3,544,575
 XTO Energy, Inc.                                                   50,433          2,285,624
                                                                             ----------------
                                                                                  106,170,871
                                                                             ----------------
Transportation -- 1.3%
 Stolt-Nielsen SA(b)(c)                                             79,500          3,186,440
                                                                             ----------------
Total United States                                                               159,845,397
                                                                             ----------------
TOTAL COMMON STOCKS
 (Cost $190,499,560)                                                              230,911,720
                                                                             ----------------

See accompanying notes to financial statements.

96

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                 ALL-CAP GLOBAL RESOURCES PORTFOLIO (Concluded)

As of September 30, 2005

                                                            Par/shares
                                           Maturity            (000)              Value
                                       ----------------   ----------------   ----------------
SHORT TERM INVESTMENTS -- 19.3%
 Banco Santader, Certificate of
  Deposit
  3.70%(e)                                     05/10/06   $             35   $         34,642
 Morgan Stanley, Floating Rate
  Notes
  4.02%(e)(f)                                  11/07/05              5,037          5,037,004
  4.02%(e)(f)                                  01/05/06              6,051          6,050,836
 Galileo Money Market Fund                                          12,257         12,256,922
 Institutional Money Market
  Trust(e)(g)                                                       23,896         23,895,901
                                                                             ----------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $47,275,305)                                                                47,275,305
                                                                             ----------------
TOTAL INVESTMENTS IN SECURITIES -- 113.8%
 (Cost $237,774,865(a))                                                           278,187,025

LIABILITIES IN EXCESS OF OTHER
 ASSETS -- (13.8)%                                                                (33,785,801)
                                                                             ----------------
NET ASSETS -- 100.0%
 (Applicable to 6,797,862
 Institutional shares, 10 Service
 shares, 6,514,504 Investor A shares
 1,192,091 Investor B shares and
 3,588,594 Investor C shares
 outstanding)                                                                $    244,401,224
                                                                             ================

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($92,145,462/6,797,862)                                                    $          13.56
                                                                             ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($135/10)(h)                                                               $          13.52
                                                                             ================
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($87,948,632/6,514,504)                                                    $          13.50
                                                                             ================
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($13.50/0.9425)                                                            $          14.32
                                                                             ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($16,019,462/1,192,091)                                                    $          13.44
                                                                             ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($48,287,533/3,588,594)                                                    $          13.46
                                                                             ================
-------------------
(a) Cost for Federal income tax purposes is $237,816,284. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

    Gross unrealized appreciation                     $    40,577,450
    Gross unrealized depreciation                            (206,708)
                                                      ----------------
                                                      $     40,370,742
                                                      ================

(b) Non-income producing security.
(c) Total or partial securities on loan.
(d) Securities valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2005, these securities had a total market value of $186,384 which represents 0.08%
    of net assets.
(e) Securities purchased with the cash proceeds from securities loaned. (f)
    Rates shown are the rates as of September 30, 2005.
(g) Represents an investment in an affiliate.
(h) Exact net assets and shares outstanding at September 30, 2005 were
    $135.22 and 10, respectively.

See accompanying notes to financial statements.

                                                                              97

                                 BlackRock Funds

                       STATEMENT OF ASSETS AND LIABILITIES
                       ALL-CAP GLOBAL RESOURCES PORTFOLIO

As of September 30, 2005

ASSETS
 Investments at value (Cost $237,774,865) ..........................     $  278,187,025
 Dividends and reclaims receivable .................................            130,665
 Interest receivable ...............................................             36,763
 Capital shares sold receivable ....................................         10,313,043
 Prepaid expenses ..................................................             62,120
                                                                         --------------
    TOTAL ASSETS ...................................................        288,729,616
                                                                         --------------
LIABILITIES
 Payable upon return of securities loaned ..........................         35,018,383
 Investments purchased payable .....................................          8,544,102
 Capital shares redeemed payable ...................................            558,091
 Advisory fees payable .............................................             47,924
 Administrative fees payable .......................................             22,074
 Transfer agent fees payable .......................................             10,006
 Other accrued expenses payable ....................................            127,805
 Foreign taxes payable .............................................                  7
                                                                         --------------
    TOTAL LIABILITIES ..............................................         44,328,392
                                                                         --------------
NET ASSETS (Applicable to 6,797,862 Institutional shares,10
 Service shares, 6,514,504 Investor A shares, 1,192,091
 Investor B shares and 3,588,594 Investor C shares outstanding)  ...     $  244,401,224
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($92,145,462/6,797,862) ...................     $        13.56
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($135/10)(a) ....................................     $        13.52
                                                                         ==============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($87,948,632/6,514,504) ......................     $        13.50
                                                                         ==============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($13.50/0.9425) ........     $        14.32
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($16,019,462/1,192,091) ......................     $        13.44
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($48,287,533/3,588,594) ......................     $        13.46
                                                                         ==============
---------
(a) Exact net assets and shares outstanding at September 30, 2005 were
    $135.22 and 10, respectively.

See accompanying notes to financial statements.

98

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                            HEALTH SCIENCES PORTFOLIO

As of September 30, 2005

                                                              Number
                                                             of Shares            Value
                                                          ----------------   ----------------
COMMON STOCKS - 91.3%
Insurance - 8.5%
 CIGNA Corp.                                                        84,300   $      9,935,598
 WellPoint, Inc.(b)                                                260,936         19,784,167

                                                                             ----------------
                                                                                   29,719,765
                                                                             ----------------
Medical & Medical Services -- 31.1%
 Amgen, Inc.(b)                                                    119,123          9,490,529
 Baxter International, Inc.                                        365,150         14,558,531
 Caremark Rx, Inc.(b)                                              298,670         14,912,593
 Community Health Systems, Inc.(b)                                 126,530          4,910,629
 Coventry Health Care, Inc.(b)                                      33,700          2,898,874
 Express Scripts, Inc.(b)(c)                                       101,986          6,343,529
 LifePoint Hospitals, Inc.(b)(c)                                    27,800          1,215,694
 Manor Care, Inc.                                                   74,700          2,869,227
 Medco Health Solutions, Inc.(b)                                   149,920          8,220,114
 MedImmune, Inc.(b)(c)                                             165,200          5,558,980
 Millipore Corp.(b)                                                108,100          6,798,409
 Omnicare, Inc.(c)                                                  59,000          3,317,570
 Orchid Cellmark Inc.(b)                                            29,809            253,377
 Triad Hospitals, Inc.(b)                                           30,800          1,394,316
 UnitedHealth Group, Inc.(c)                                       325,800         18,309,960
 Viropharma, Inc.(b)                                               146,800          3,053,440
 WebMD Corp.(b)                                                    341,700          3,786,036
                                                                             ----------------
                                                                                  107,891,808
                                                                             ----------------
Medical Instruments & Supplies -- 14.1%
 Aspect Medical  Systems, Inc.(b)                                  111,381          3,300,219
 Bausch & Lomb, Inc.                                                48,300          3,896,844
 Boston Scientific Corp.(b)(c)                                      72,300          1,689,651
 Cytyc Corp.(b)                                                    274,000          7,356,900
 DENTSPLY International, Inc.                                       43,710          2,361,214
 DJ Orthopedics, Inc.(b)                                            38,940          1,126,924
 Kinetic Concepts, Inc.(b)(c)                                       71,740          4,074,832
 MWI Veterinary Supply, Inc.(b)                                     71,600          1,428,420
 Respironics, Inc.(b)                                              193,700          8,170,266
 St. Jude Medical, Inc.(b)                                          33,400          1,563,120
 Symmetry Medical, Inc.(b)                                          44,500          1,054,650
 Varian Medical Systems, Inc.(b)(c)                                146,900          5,804,019
 Zimmer Holdings, Inc.(b)(c)                                       102,500          7,061,225
                                                                             ----------------
                                                                                   48,888,284
                                                                             ----------------
Pharmaceuticals -- 37.6%
 Abbott Laboratories(c)                                             49,750          2,109,400
 Alexion Pharmaceuticals, Inc.(b)                                   92,580          2,562,614
 Amylin Pharmaceuticals, Inc.(b)(c)                                150,744          5,244,384
 Arena Pharmaceuticals, Inc.(b)                                    409,200          4,051,080
 AstraZeneca PLC - ADR                                             107,530          5,064,663
 BioMarin Pharmaceutical, Inc.(b)                                  369,822          3,228,546
 Bristol-Myers Squibb Co.(c)                                       102,960          2,477,218
 Cardiome Pharma Corp.(b)                                          652,700          5,737,233
 Gene Logic, Inc.(b)                                               645,380          3,155,908
 Genentech, Inc.(b)                                                139,839         11,775,842
 Gilead Sciences, Inc.(b)                                           56,200          2,740,312
 Hospira, Inc.(b)                                                   83,400          3,416,898
 ICOS Corp.(b)                                                         573             15,826
 InterMune, Inc.(b)                                                 67,381          1,115,156
 iShares Nasdaq Biotechnology
  Index Fund(b)                                                         40              3,066
 Keryx Biopharmaceuticals, Inc.(b)                                 192,100          3,027,496
 Merck & Co., Inc.                                                 130,700          3,556,347
 Momenta Pharmaceuticals, Inc.(b)                                  137,540          3,747,965
 Myriad Genetics, Inc.(b)                                           34,800            760,728
 Panacos Pharmaceuticals, Inc.(b)                                  297,300          2,895,702
 Pfizer, Inc.                                                      196,059          4,895,593
 Renovis, Inc.(b)                                                  102,000          1,380,060
 Roche Holding AG                                                  313,600         21,867,485
 Sanofi-Aventis - ADR                                              160,140          6,653,817
 Schering-Plough Corp.                                             329,600          6,938,080
 Shire Pharmaceuticals Group PLC -- ADR                             80,400          2,973,996
 Taro Pharmaceutical Industries
  Ltd.(b)(c)                                                       176,004          4,528,583
 Vertex Pharmaceuticals, Inc.(b)                                   144,600          3,231,810
 Wyeth                                                             247,700         11,461,079
                                                                             ----------------
                                                                                  130,616,887
                                                                             ----------------
TOTAL COMMON STOCKS
  (Cost $280,350,757)                                                             317,116,744
                                                                             ----------------

                                                                Par/shares
                                              Maturity            (000)              Value
                                          ----------------  ----------------  ----------------
SHORT TERM INVESTMENTS -- 16.6%
 Banco Santader, Certificate of
  Deposit
  3.70%(d)                                     05/10/06     $          374            373,568
 Federal Home Loan Bank, Discount
  Notes
  3.18%(e)                                     10/03/05             19,300         19,296,590
 Morgan Stanley, Floating Rate
  Notes
  4.02%(d)(f)                                  11/07/05              4,152          4,151,686
  4.01%(d)(f)                                  11/14/05                761            761,008
  4.02%(d)(f)                                  01/05/06              3,268          3,267,534
 U.S. Treasury Bills
  3.00%                                        10/13/05              2,500          2,497,500
 Galileo Money Market Fund                                           9,982          9,981,563
 Institutional Money Market
  Trust(d)(g)                                                       17,440         17,439,518
                                                                             ----------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $57,768,967)                                                                57,768,967
                                                                             ----------------

TOTAL INVESTMENTS IN SECURITIES --  107.9%
 (Cost $338,119,724(a))                                                           374,885,711

See accompanying notes to financial statements.

                                                                              99

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                      HEALTH SCIENCES PORTFOLIO (CONCLUDED)

As of September 30, 2005

                                                                    Number of
                                                                    Contracts       Value
                                                                   -----------  -------------
OPTIONS -- (0.1)%
  Genentech, Inc., Strike Price 85, Expires 10/22/05                  (360)      $    (90,000)
  Genentech, Inc., Strike Price 90, Expires 11/19/05                  (360)           (68,040)
  Martek Biosciences Corp., Strike Price 35, Expires 10/22/05         (450)           (51,750)
  Momenta Pharmaceuticals, Inc., Strike Price 30, Expires 10/22/05    (830)           (91,300)
  Momenta Pharmaceuticals, Inc., Strike Price 35, Expires 11/19/05    (355)           (30,175)
  Myriad Genetics, Inc., Strike Price 20, Expires 10/22/05            (348)           (62,640)
  Renovis, Inc., Strike Price 12.5, Expires 10/22/05                  (570)           (14,250)
  Shire Pharmaceuticals, Strike Price 40, Expires 10/22/05            (664)           (13,280)
  Viropharma, Inc., Strike Price 20, Expires 10/22/05                 (470)           (79,900)
  Zimmer Holdings, Inc., Strike Price 75, Expires 10/22/05            (483)            (4,830)
                                                                                 ------------
TOTAL OPTIONS
  (Premiums received $(632,059))                                                    (506,165)
                                                                                 ------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS --  (7.8)%                                                                (27,035,251)
                                                                                 ------------
NET ASSETS -- 100.0%
  (Applicable to 1,277,264 Institutional shares, 2,720 Service shares, 7,738,823 Investor A shares, 1,933,676 Investor B
  shares and 3,629,824 Investor C shares outstanding)                            $347,344,295
                                                                                 ============

                                                                                    Value
                                                                                -------------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
  ($31,229,254/1,277,264)                                                        $      24.45
                                                                                 ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER SERVICE SHARE
  ($65,671/2,720)(h)                                                             $      24.15
                                                                                 ============
NET ASSET VALUE AND
  REDEMPTION PRICE PER INVESTOR A SHARE
  ($186,544,720/7,738,823)                                                       $      24.11
                                                                                 ============
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE ($24.11/0.9425)                                           $      25.58
                                                                                 ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent deferred sales charge of 4.5%)
  PER INVESTOR B SHARE ($45,073,384/1,933,676)                                   $      23.31
                                                                                 ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent deferred sales charge of 1.0%)
  PER INVESTOR C SHARE ($84,431,266/3,629,824)                                   $      23.26
                                                                                 ============

----------
(a)  Cost for Federal income tax purposes is $339,117,729. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                              $ 38,698,271
      Gross unrealized depreciation                                                (2,930,289)
                                                                                 ------------
                                                                                 $ 35,767,982
                                                                                 ============

(b)  Non-income producing security.
(c)  Total or partial securities on loan.
(d)  Securities purchased with the cash proceeds from securities loaned.
(e)  The rate shown is the effective yield on the discount notes at the time of purchase.
(f)  Rates shown are the rates as of September 30, 2005.
(g)  Represents an investment in an affiliate.
(h)  Exact net assets and shares outstanding at September 30, 2005 were
     $65,670.73 and 2,719.678, respectively.

See accompanying notes to financial statements.

100

                                BlackRock Funds

                      STATEMENT OF ASSETS AND LIABILITIES
                           HEALTH SCIENCES PORTFOLIO

As of September 30, 2005

ASSETS
 Investments at value (Cost $338,119,724)...........................     $  374,885,711
 Dividends and reclaims receivable .................................             65,564
 Interest receivable ...............................................             32,464
 Investments sold receivable .......................................          8,992,456
 Capital shares sold receivable ....................................          8,930,598
 Prepaid expenses ..................................................             67,989
                                                                         --------------
    TOTAL ASSETS ...................................................        392,974,782
                                                                         --------------
LIABILITIES
 Payable upon return of securities loaned ..........................         25,993,314
 Investments purchased payable .....................................         18,061,945
 Capital shares redeemed payable ...................................            610,984
 Advisory fees payable .............................................            193,266
 Administrative fees payable .......................................             33,382
 Transfer agent fees payable .......................................             24,219
 Options written at fair value (premiums received $632,059).........            506,165
 Other accrued expenses payable ....................................            207,212
                                                                         --------------
    TOTAL LIABILITIES ..............................................         45,630,487
                                                                         --------------
NET ASSETS (Applicable to 1,277,264 Institutional shares, 2,720
 Service shares, 7,738,823 Investor A shares, 1,933,676 Investor B
 shares and 3,629,824 Investor C shares outstanding) ...............     $  347,344,295
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($31,229,254/1,277,264)....................     $        24.45
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($65,671/2,720)(a)...............................     $        24.15
                                                                         ==============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($186,544,720/7,738,823)......................     $        24.11
                                                                         ==============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($24.11/0.9425).........     $        25.58
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($45,073,384/1,933,676).......................     $        23.31
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($84,431,266/3,629,824).......................     $        23.26
                                                                         ==============

---------
(a)  Exact net assets and shares outstanding at September 30, 2005 were
     $65,670.73 and 2,719.678, respectively.

See accompanying notes to financial statements.

                                                                             101

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                          U.S. OPPORTUNITIES PORTFOLIO

As of September 30, 2005

                                                              Number
                                                             of Shares            Value
                                                          ----------------   ----------------
COMMON STOCKS -- 95.7%
Aerospace -- 3.3%
  Curtiss - Wright Corp.                                            11,000         $  678,810
  Esterline Technologies Corp.(b)(c)                                13,500            511,515
  Goodrich Corp.                                                    27,800          1,232,652
  Teledyne Technologies, Inc.(b)                                    20,500            706,635
                                                                                   ----------
                                                                                    3,129,612
                                                                                   ----------
Banks -- 4.1%
  City National Corp.                                               12,300            862,107
  Colonial BancGroup, Inc.                                          36,300            813,120
  Compass Bancshares, Inc.                                          13,800            632,454
  Cullen/Frost Bankers, Inc.                                        14,500            715,430
  Franklin Bank Corp.(b)                                            23,500            379,525
  Sovereign Bancorp., Inc.(c)                                       23,000            506,920
                                                                                   ----------
                                                                                    3,909,556
                                                                                   ----------
Business Services -- 4.1%
  Alliance Data Systems Corp.(b)(c)                                 11,800            461,970
  Aquantive, Inc.(b)                                                58,100          1,169,553
  Cohen & Steers, Inc.                                              25,700            514,000
  The Dun & Bradstreet Corp.(b)                                     11,500            757,505
  Global Payments, Inc.                                             10,000            777,200
  Korn/Ferry International(b)                                       15,600            255,684
  Tidel Technologies, Inc.(b)                                       28,993              9,060
                                                                                   ----------
                                                                                    3,944,972
                                                                                   ----------
Chemicals -- 2.1%
  Church & Dwight Co., Inc.(c)                                      14,000            517,160
  The Lubrizol Corp.                                                17,000            736,610
  Olin Corp.                                                        38,700            734,913
                                                                                   ----------
                                                                                    1,988,683
                                                                                   ----------
Computer Software & Services -- 3.1%
  Advanced Micro Devices, Inc.(b)                                   34,500            869,400
  Informatica Corp.(b)(c)                                           77,400            930,348
  Interwoven, Inc.(b)                                               64,500            526,965
  Salesforce.Com, Inc.(b)(c)                                        21,500            497,080
  Unica Corp.(b)                                                    12,500            137,250
                                                                                   ----------
                                                                                    2,961,043
                                                                                   ----------
Construction -- 3.1%
  Beacon Roofing Supply, Inc.(b)                                    13,700            447,579
  EMCor Group, Inc.(b)                                              12,000            711,600
  Hovanian Enterprises, Inc.(b)(c)                                  12,700            650,240
  Washington Group International, Inc.(b)                           22,500          1,212,525
                                                                                   ----------
                                                                                    3,021,944
                                                                                   ----------
Electronics -- 0.8%
  Amphenol Corp.                                                    18,300            738,222
                                                                                   ----------
Energy & Utilities -- 6.2%
  Atmos Energy Corp.                                                26,000            734,500
  Equitable Resources, Inc.                                         24,800            968,688
  MDU Resources Group, Inc.                                         33,800          1,204,970
  PPL Corp.                                                         36,200          1,170,346
  Sempra Energy(c)                                                  21,200            997,672
  UGI Corp.                                                         30,500            858,575
                                                                                   ----------
                                                                                    5,934,751
                                                                                   ----------
Entertainment & Leisure -- 5.3%
  Gaylord Entertainment Co.(b)                                      14,900            709,985
  Hilton Hotels Corp.                                               38,700            863,784
  Kerzner International Ltd.(b)                                     10,300            572,165
  Penn National Gaming, Inc.(b)                                     27,600            858,636
  Scientific Games Corp. - Class A(b)(c)                            19,300            598,300
  Station Casinos, Inc.                                             13,500            895,860
  Warner Music Group Corp.(b)                                       32,500            601,575
                                                                                   ----------
                                                                                    5,100,305
                                                                                   ----------
Finance -- 1.4%
  T. Rowe Price Group, Inc.                                         19,900          1,299,470
                                                                                   ----------
Food & Agriculture -- 0.3%
  Diamond Foods, Inc.(b)                                            19,400            331,740
                                                                                   ----------
Furniture -- 0.6%
  Herman Miller, Inc.                                               19,000            575,700
                                                                                   ----------
Insurance -- 3.3%
  Aspen Insurance Holdings Ltd.                                     23,600            697,380
  Assurant, Inc.(c)                                                 26,100            993,366
  Endurance Specialty Holdings Ltd.                                 16,500            562,815
  The PMI Group, Inc.                                               16,200            645,894
  Willis Group Holdings Ltd.                                         8,000            300,400
                                                                                   ----------
                                                                                    3,199,855
                                                                                   ----------
Machinery & Heavy Equipment -- 1.7%
  Astec Industries, Inc.(b)                                         15,000            425,850
  Dresser-Rand Group, Inc.(b)                                       19,300            475,359
  Joy Global, Inc.(c)                                               15,250            769,515
                                                                                   ----------
                                                                                    1,670,724
                                                                                   ----------
Manufacturing -- 6.9%
  Cooper Industries, Inc.                                            8,500            587,690
  Gardner Denver, Inc.(b)                                           18,600            829,560
  ITT Industries, Inc.(c)                                            7,000            795,200
  Paralux Fragrance, Inc.(b)                                        15,000            437,100
  Polo Ralph Lauren Corp.                                           21,000          1,056,300
  Powerwave Technologies, Inc.(b)                                  100,100          1,300,299
  Rexam PLC - Sponsored ADR                                         15,500            700,600
  Rockwell Automation, Inc.                                          7,900            417,910
  V.F. Corp.                                                         8,000            463,760
                                                                                   ----------
                                                                                    6,588,419
                                                                                   ----------
Medical & Medical Services -- 4.5%
  LifePoint Hospitals, Inc.(b)(c)                                   16,100            704,053
  Manor Care, Inc.                                                   8,500            326,485
  Medco Health Solutions, Inc.(b)                                   14,700            806,001
  Millipore Corp.(b)                                                18,100          1,138,309
  Triad Hospitals, Inc.(b)                                          15,000            679,050
  WebMD Corp.(b)                                                    64,000            709,120
                                                                                   ----------
                                                                                    4,363,018
                                                                                   ----------
Medical Instruments & Supplies -- 2.0%
  Bausch & Lomb, Inc.                                                6,100            492,148
  DENTSPLY International, Inc.                                       8,500            459,170
  MWI Veterinary Supply, Inc.(b)                                    19,700            393,015
  Varian Medical Systems, Inc.(b)                                   15,000            592,650
                                                                                   ----------
                                                                                    1,936,983
                                                                                   ----------
Metal & Mining -- 5.4%
  Arch Coal, Inc.(c)                                                15,500          1,046,250
  CONSOL Energy, Inc.                                                8,500            648,295
  Freeport-McMoRan Copper & Gold,
    Inc. -  Class B                                                 12,900            626,811
  Inco Ltd.                                                         17,000            804,950

See accompanying notes to financial statements.

102

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                    U.S. OPPORTUNITIES PORTFOLIO (Continued)

As of September 30, 2005

                                                              Number
                                                             of Shares            Value
                                                          ----------------   ----------------
COMMON STOCKS (Continued)
Metal & Mining (Continued)
  Oregon Steel Mills, Inc.(b)                                       28,900         $  806,310
  Phelps Dodge Corp.(c)                                             10,000          1,299,300
                                                                                   ----------
                                                                                    5,231,916
                                                                                   ----------
Motor Vehicles -- 0.4%
  Rush Enterprises, Inc. CL A(b)                                    25,000            382,000
                                                                                   ----------
Oil & Gas -- 9.3%
  Chesapeake Energy Corp.                                           22,000            841,500
  Cimarex Energy Co.(b)(c)                                          11,377            515,720
  CNX Gas Corp.(b)(d)                                                7,600            147,554
  Diamond Offshore Drilling, Inc.                                   17,000          1,041,250
  ENSCO International, Inc.                                         25,500          1,188,045
  Grant Prideco, Inc.(b)                                            19,700            800,805
  National-Oilwell, Inc.(b)                                         11,300            743,540
  Newfield Exploration Co.(b)                                       22,000          1,080,200
  Noble Energy, Inc.                                                15,600            731,640
  St. Mary Land & Exploration Co.                                   22,500            823,500
  Weatherford International Ltd.(b)                                 14,500            995,570
                                                                                   ----------
                                                                                    8,909,324
                                                                                   ----------
Personal Services -- 0.6%
  Educate, Inc.(b)                                                  36,000            540,000
                                                                                   ----------
Pharmaceuticals -- 4.5%
  Amylin Pharmaceuticals, Inc.(b)(c)                                18,500            643,615
  BioMarin Pharmaceutical, Inc.(b)                                  50,000            436,500
  Cardiome Pharma Corp.(b)                                          58,200            511,578
  Caremark Rx, Inc.(b)                                              15,500            773,915
  First Horizon Pharmaceutical Corp.(b)                             22,350            444,095
  Hospira, Inc.(b)                                                  18,000            737,460
  Keryx Biopharmaceuticals, Inc.(b)                                 26,800            422,368
  Momenta Pharmaceuticals, Inc.(b)                                  12,200            332,450
                                                                                   ----------
                                                                                    4,301,981
                                                                                   ----------
Real Estate -- 4.6%
  Archstone-Smith Trust                                             22,500            897,075
  CB Richard Ellis Group, Inc. - Class
    A(b)                                                            24,800          1,220,160
  Host Marriott Corp.                                               52,500            887,250
  Kimco Realty Corp.                                                29,000            911,180
  Strategic Hotel Capital, Inc.                                     30,000            547,800
                                                                                   ----------
                                                                                    4,463,465
                                                                                   ----------
Restaurants -- 0.1%
  Ruth's Chris Steak House, Inc.(b)                                  6,000            110,280
                                                                                   ----------
Retail Merchandising -- 4.9%
  Abercrombie & Fitch Co. - Class A                                  8,600            428,710
  BJ's Wholesale Club, Inc.(b)                                      14,700            408,660
  Charming Shoppes, Inc.(b)                                         56,500            602,855
  Dick's Sporting Goods, Inc.(b)(c)                                 15,000            451,650
  Pacific Sunwear of California, Inc.(b)                            20,800            445,952
  The Pantry, Inc.(b)                                               18,204            680,283
  Saks, Inc.(b)                                                     21,900            405,150
  Tiffany & Co. New                                                 14,000            556,780
  Urban Outfitters, Inc.(b)                                         23,400            687,960
                                                                                   ----------
                                                                                    4,668,000
                                                                                   ----------
Security Brokers & Dealers -- 1.3%
  E*TRADE Financial Corp.(b)                                        72,900          1,283,040
                                                                                   ----------
Semiconductors & Related Devices -- 3.5%
  Integrated Device Technology, Inc.(b)                             51,500            553,110
  Lam Research Corp.(b)(c)                                           9,000            274,230
  MEMC Electronic Materials, Inc.(b)                                35,000            797,650
  Microsemi Corp.(b)                                                29,100            743,214
  O2Micro International Ltd.(b)                                     33,600            528,864
  Varian Semiconductor Equipment
    Associates, Inc.(b)                                             12,000            508,440
                                                                                   ----------
                                                                                    3,405,508
                                                                                   ----------
Telecommunications -- 6.2%
  Alamosa Holdings, Inc.(b)                                         42,700            730,597
  Amdocs Ltd.(b)                                                    23,000            637,790
  American Tower Corp. - Class A(b)                                 52,500          1,309,875
  Comverse Technology, Inc.(b)                                      37,300            979,871
  New Skies Satellites Holdings Ltd.                                25,000            526,250
  Nextel Partners, Inc. - Class A(b)(c)                             11,000            276,100
  NII Holdings, Inc.(b)                                             11,200            945,840
  Otelco, Inc.                                                      37,319            578,071
                                                                                   ----------
                                                                                    5,984,394
                                                                                   ----------
Transportation -- 0.9%
  Pacer International, Inc.                                         18,000            474,480
  Trinity Industries, Inc.                                           9,600            388,704
                                                                                  -----------
                                                                                      863,184
                                                                                   ----------
Waste Management -- 1.2%
  URS Corp.(b)                                                      27,500          1,110,725
                                                                                   ----------
TOTAL COMMON STOCKS
  (Cost $69,733,431)                                                               91,948,814
                                                                                   ----------
WARRANTS -- 0.0%
  Bioject Medical Technologies, Inc.
    (issued 07/19/02, expiring
    05/23/06, strike price $.01)(d)(e)
  (Cost $0)                                                         15,000                150
                                                                                   ----------

                                                                Par/shares
                                               Maturity            (000)              Value
                                           ----------------   ----------------   ----------------
SHORT TERM INVESTMENTS - 18.9%
  Morgan Stanley, Floating Rate
    Notes
    4.02%(f)(g)                                11/07/05       $          2,861        $ 2,861,276
    4.01%(f)(g)                                11/14/05                  1,515          1,514,706
  Galileo Money Market Fund                                              4,492          4,492,190
  Institutional Money Market
    Trust(g)(h)                                                          9,254          9,254,249
                                                                                      -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $18,122,421)                                                                   18,122,421
                                                                                      -----------

See accompanying notes to financial statements.

                                                                             103

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                    U.S. OPPORTUNITIES PORTFOLIO (Concluded)

As of September 30, 2005

                                                                                    VALUE
                                                                                -------------
TOTAL INVESTMENTS IN SECURITIES --  114.6%
  (Cost $87,855,852(a))                                                         $ 110,071,385
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (14.6)%                                                               (14,026,143)
                                                                                -------------
NET ASSETS -- 100.0%
  (Applicable to 249,982 Institutional
  shares, 18,902 Service shares,
  1,263,181 Investor A shares,
  1,583,519 Investor B shares and
  886,764 Investor C shares outstanding)                                        $  96,045,242
                                                                                =============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($6,389,565/249,982)                                                          $       25.56
                                                                                =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($471,859/18,902)                                                             $      24.96
                                                                                =============
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($31,276,954/1,263,181)                                                       $       24.76
                                                                                =============
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($24.76/0.9425)                                                               $       26.27
                                                                                =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($37,132,433/1,583,519)                                                       $       23.45
                                                                                =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($20,774,431/886,764)                                                         $       23.43
                                                                                =============

----------
(a)  Cost for Federal income tax purposes is $87,856,681. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                             $  23,063,168
      Gross unrealized depreciation                                                  (848,464)
                                                                                -------------
                                                                                $  22,214,704
                                                                                =============

(b)  Non-income producing security.
(c)  Total or partial securities on loan.
(d)  Security valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2005, these securities had a total market value of $147,704 which represents less than 0.02% of net assets.
(e)  As of September 30, 2005, the aggregate amount of shares called for by these warrants is 15,000. These warrants will become exercisable on
     5/23/06.
(f)  Rates shown are the rates as of September 30, 2005.
(g)  Securities purchased with the cash proceeds from securities loaned.
(h)  Represents an investment in an affiliate.

See accompanying notes to financial statements.

104

                                BlackRock Funds

                      STATEMENT OF ASSETS AND LIABILITIES
                          U.S. OPPORTUNITIES PORTFOLIO

As of September 30, 2005

ASSETS
 Investments at value (Cost $87,855,852)............................     $  110,071,385
 Dividends receivable ..............................................             81,129
 Interest receivable ...............................................             12,083
 Investments sold receivable .......................................            686,294
 Capital shares sold receivable ....................................             92,225
 Prepaid expenses ..................................................             17,460
                                                                         --------------
    TOTAL ASSETS ...................................................        110,960,576
                                                                         --------------
LIABILITIES
 Payable upon return of securities loaned ..........................         13,630,231
 Investments purchased payable .....................................            508,680
 Capital shares redeemed payable ...................................            561,026
 Advisory fees payable .............................................             88,760
 Administrative fees payable .......................................             16,764
 Transfer agent fees payable .......................................             25,480
 Other accrued expenses payable ....................................             84,393
                                                                         --------------
    TOTAL LIABILITIES ..............................................         14,915,334
                                                                         --------------
NET ASSETS (Applicable to 249,982 Institutional shares,18,902
 Service shares, 1,263,181 Investor A shares, 1,583,519 Investor B
 shares and 886,764 Investor C shares outstanding) .................     $   96,045,242
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($6,389,565/249,982).......................     $        25.56
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($471,859/18,902)................................     $        24.96
                                                                         ==============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($31,276,954/1,263,181).......................     $        24.76
                                                                         ==============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($24.76/0.9425).........     $        26.27
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($37,132,433/1,583,519).......................     $        23.45
                                                                         ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($20,774,431/886,764).........................     $        23.43
                                                                         ==============

See accompanying notes to financial statements.

                                                                             105

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     INTERNATIONAL OPPORTUNITIES PORTFOLIO

As of September 30, 2005

                                                              Number
                                                             of Shares            Value
                                                          ----------------   ----------------
COMMON STOCKS -- 96.9%
Australia -- 1.1%
Metal & Mining - 1.1%
  Zinifex Ltd.(b)                                                2,283,900      $   7,953,097
                                                                                -------------
Austria -- 1.7%
Construction - 0.6%
  Wienerberger AG                                                   99,483          3,932,879
                                                                                -------------
Machinery & Heavy Equipment -- 0.4%
  Andritz AG                                                        30,600          3,061,365
                                                                                -------------
Telecommunications -- 0.7%
  Telekom Austria AG                                               252,600          5,040,244
                                                                                -------------
Total Austria                                                                      12,034,488
                                                                                -------------
Belgium -- 0.6%
Metal & Mining - 0.6%
  Umicore                                                           40,716          4,454,839
                                                                                -------------
Brazil -- 0.7%
Telecommunications -- 0.7%
  Telemig Celular Participacoes SA-ADR                              53,000          1,791,400
  Tim Participacoes SA-ADR                                         184,600          3,429,868
                                                                                -------------
                                                                                    5,221,268
                                                                                -------------
Canada -- 3.9%
Metal & Mining - 3.3%
  First Quantum Minerals Ltd.                                      213,300          5,559,473
  Inco Ltd.                                                        151,100          7,159,218
  Inmet Mining Corp.(b)                                            296,100          5,319,391
  Teck Cominco Ltd.                                                125,200          5,625,694
                                                                                -------------
                                                                                   23,663,776
                                                                                -------------
Transportation -- 0.6%
  Canadian Pacific Railway Ltd.                                    101,900          4,393,483
                                                                                -------------
Total Canada Denmark -- 0.8%                                                       28,057,259
                                                                                -------------
Food & Agriculture -- 0.8%
  Danisco A/S                                                       84,200          5,692,958
                                                                                -------------
Finland -- 2.9%
Banks -- 0.5%
  OKO Bank -- Class A                                               220,900         3,648,686
                                                                                -------------
Machinery & Heavy Equipment -- 1.2%
  Kone Oyj -- New Class B Shares(b)                                 63,100          4,298,313
  Metso Oyj                                                        168,600          4,291,075
                                                                                -------------
                                                                                    8,589,388
                                                                                -------------
Retail Merchandising -- 0.9%
  Kesko Oyj -- Class B                                             222,000          6,177,447
                                                                                -------------
Transportation -- 0.3%
  Cargotec Corporation -- B Share(b)                                63,100          1,907,995
                                                                                -------------
Total Finland France -- 1.3%                                                       20,323,516
                                                                                -------------
Computer & Office Equipment -- 0.8%
  Neopost SA                                                        62,000          6,028,598
                                                                                -------------
Computer Software & Services -- 0.5%
  Atos Origin SA(b)                                                 54,100          3,838,522
                                                                                -------------
Total France Germany -- 8.8%                                                        9,867,120
                                                                                -------------
Aerospace -- 0.6%
  MTU Aero Engines Holding AG(b)                                   128,900          4,040,606
                                                                                -------------
Air Transportation -- 0.8%
  Deutsche Lufthansa                                               437,900          5,823,321
                                                                                -------------
Construction -- 1.0%
  Bilfinger Berger AG                                              139,400          7,495,798
                                                                                -------------
Durable Goods -- 0.0%
  Gerry Weber International A                                       13,888            253,672
                                                                                -------------
Electronics -- 0.4%
  Techem AG(b)
                                                                    62,100          2,687,858
                                                                                -------------
Energy & Utilities -- 0.5%
  Solarworld AG                                                     23,400          3,504,231
                                                                                -------------
Finance -- 0.7%
  AWD Holding AG                                                   131,500          5,060,680
                                                                                -------------
Machinery & Heavy Equipment -- 1.3%
  Rheinmetall AG                                                   138,500          9,184,018
                                                                                -------------
Manufacturing -- 2.4%
  Adidas-Salomon AG                                                 32,100          5,595,430
  MAN AG                                                            73,500          3,782,091
  Norddeutsche Affinerie AG                                        238,100          5,281,989
  Solon AG Fuer Solartechnik(b)                                     70,000          2,451,684
                                                                                -------------
                                                                                   17,111,194
                                                                                -------------
Real Estate -- 0.6%
  IVG Immobilien AG                                                213,100          4,393,391
                                                                                -------------
Telecommunications -- 0.5%
  Freenet.De AG                                                    151,500          3,894,217
                                                                                -------------
Total Germany                                                                      63,448,986
                                                                                -------------
Greece -- 0.6%
Banks -- 0.6%
  Piraeus Bank SA                                                  202,200          4,241,805
                                                                                -------------
Hong Kong -- 2.6%
Containers -- 0.4%
  Cosco Pacific Ltd.                                             1,564,200          3,044,622
                                                                                -------------
Entertainment & Leisure -- 0.7%
  Regal Hotels International Holdings
    Ltd.                                                        67,131,000          5,192,047
                                                                                -------------
Real Estate -- 1.5%
  New World Development Co., Ltd.                                5,164,100          6,789,832
  Wheelock & Co., Ltd.                                           2,045,000          3,637,782
                                                                                -------------
                                                                                   10,427,614
                                                                                -------------
Total Hong Kong                                                                    18,664,283
                                                                                -------------
India - 2.2%
Banks -- 0.6%
  Industrial Development Bank of India
  Ltd.                                                           1,521,100          4,184,251
                                                                                -------------
Telecommunications -- 1.6%
  Bharti Tele-Ventures Ltd.(b)                                   1,493,257         11,635,201
                                                                                -------------
Total India                                                                        15,819,452
                                                                                -------------
Italy -- 0.9%
Construction -- 0.9%
  Buzzi Unicem SpA                                                 400,600          6,317,408
                                                                                -------------

See accompanying notes to financial statements.

106

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
               INTERNATIONAL OPPORTUNITIES PORTFOLIO (Continued)

As of September 30, 2005

                                                                Number
                                                              of Shares           Value
                                                          ----------------   ----------------
COMMON STOCKS (Continued)
Japan -- 31.1%
Banks -- 4.0%
  Bank of Kyoto Ltd.                                               357,000      $   3,578,189
  The Bank of Yokohama Ltd.                                        836,000          6,380,272
  The Chiba Bank Ltd.                                              650,000          5,293,365
  The Iyo Bank Ltd.                                                550,600          5,499,199
  The Joyo Bank Ltd.                                               789,200          4,818,479
  The Musashino Bank Ltd.                                           49,700          3,056,370
                                                                                -------------
                                                                                   28,625,874
                                                                                -------------
Chemicals -- 0.7%
  Tokai Carbon Co., Ltd.                                         1,197,000          5,343,939
                                                                                -------------
Electronics -- 0.8%
  Daido Steel Co., Ltd.                                            882,000          5,680,783
                                                                                -------------
Finance -- 5.0%
  K.K. DaVinci Advisors(b)                                           1,250          4,764,426
  Mitsui Trust Holdings, Inc.                                      683,400          9,478,603
  Nissin Co., Ltd.                                               1,753,860          2,336,623
  Nissin Co., Ltd.                                               1,700,160          2,220,078
  Orix Corp.                                                        29,900          5,408,064
  Pacific Management Corp.                                           1,150          4,748,544
  Sanyo Shinpan Finance Co. Ltd.                                    81,800          6,654,279
                                                                                -------------
                                                                                   35,610,617
                                                                                -------------
Food & Agriculture -- 1.5%
  Morinaga & Co., Ltd                                            1,604,000          4,443,762
  The Nisshin Oillio V                                           1,057,000          6,267,020
                                                                                -------------
                                                                                   10,710,782
                                                                                -------------
Machinery & Heavy Equipment -- 4.5%
  Hitachi Construction
Machinery Co., Ltd.                                                366,600          7,018,899
  Juki Corp.                                                     1,030,200          5,726,363
  Komatsu Ltd.                                                     384,600          5,246,088
  Miura Co., Ltd                                                   159,800          3,722,181
  Nabtesco Corp.                                                   532,000          4,660,985
  Sumitomo Heavy Industries Ltd.                                   855,400          6,075,498
                                                                                -------------
                                                                                   32,450,014
                                                                                -------------
Manufacturing -- 3.9%
  Asahi Diamond                                                    558,600          4,361,752
Industry Co. Ltd.
  Ibiden Co., Ltd.                                                 168,600          7,036,157
  Kobe Steel Ltd.                                                1,723,800          5,247,141
  Koyo Seiko Co., Ltd.                                             477,700          7,215,656
  Shimadzu Corp.                                                   602,000          4,254,473
                                                                                -------------
                                                                                   28,115,179
                                                                                -------------
Medical Instruments & Supplies -- 1.1%
  Nihon Kohden Corp.                                               267,000          4,379,328
  Terumo Corp.                                                     106,600          3,432,945
                                                                                -------------
                                                                                    7,812,273
                                                                                -------------
Motor Vehicles -- 2.7%
  Futaba Industrial Co., Ltd.                                      191,800          4,205,250
  Keihin Corp.                                                     264,300          5,316,781
  SHOWA Corp.                                                      138,300          2,004,825
  Yamaha Motor Co., Ltd.                                           395,000          8,172,534
                                                                                -------------
                                                                                   19,699,390
                                                                                -------------
Real Estate -- 1.0%
  Joint Corp.                                                      158,100          7,379,116
                                                                                -------------
Retail Merchandising -- 4.3%
  Culture Convenience Club Co., Ltd.                               169,000          5,576,672
Japan (Continued)
Retail Merchandising (Continued)
  FamilyMart Co., Ltd.                                             133,400          4,013,535
  Sundrug Co., Ltd.                                                 89,200          5,099,841
  Takashimaya Co., Ltd.                                            318,900          4,068,549
  Tsuruha Co., Ltd.                                                 94,000          3,690,665
  Xebio Co., Ltd.                                                   85,200          3,397,777
  Yamada Denki Co., Ltd.                                            69,000          5,253,838
                                                                                -------------
                                                                                   31,100,877
                                                                                -------------
Security Brokers & Dealers -- 0.6%
  Ichiyoshi Securities Co., Ltd.                                   392,700          4,455,728
                                                                                -------------
Tires & Rubber -- 1.0%
  Zeon Corp.                                                       645,700          7,064,302
                                                                                -------------
Total Japan                                                                       224,048,874
                                                                                -------------
Mexico -- 0.6%
Metal & Mining -- 0.6%
  Grupo Mexico SA-Series B                                       2,332,800          4,586,143
                                                                                -------------
Netherlands -- 0.8%
Construction -- 0.8%
  Koninklijke BAM Groep NV                                          60,000          5,526,687
                                                                                -------------
Norway -- 4.5%
Banks -- 0.7%
  Sparebanken Midt-Norge                                            34,700          1,925,325
  Sparebanken Nord-Norge                                            66,520          1,279,564
  Sparebanken Rogaland                                              56,500          1,731,987
                                                                                -------------
                                                                                  4,936,876
                                                                                -------------
Electronics -- 0.7%
  Eltek ASA(b)                                                     295,000          4,928,498
                                                                                -------------
Manufacturing -- 0.6%
  Orkla ASA                                                        111,700          4,254,472
                                                                                -------------
Oil & Gas -- 2.5%
  Prosafe ASA                                                      268,500         10,082,691
  Smedvig ASA -- Class A                                           316,900          7,795,847
                                                                                -------------
                                                                                   17,878,538
                                                                                -------------
Total Norway                                                                       31,998,384
                                                                                -------------
Portugal -- 0.5%
Telecommunications -- 0.5%
  PT Multimedia -- Servicos de
    Telecomunicacoes e Multimedia,
    SGPS, SA                                                       330,400          3,505,443
                                                                                -------------
Singapore -- 1.6%
Oil & Gas -- 0.8%
  Singapore Petroleum Co., Ltd.                                  1,569,500          5,480,941
                                                                                -------------
Real Estate -- 0.8%
  Capitaland Ltd.                                                3,006,000          5,586,765
                                                                                -------------
Total Singapore                                                                    11,067,706
                                                                                -------------
South Africa -- 0.6%
Retail Merchandising -- 0.6%
  Edgars Consolidated                                              830,500          4,147,471
                                                                                 ------------
Stores Ltd.
South Korea -- 3.8%
Chemicals -- 0.7%
  Honam Petrochemical Corp.                                         98,200          4,902,929
                                                                                -------------
Construction -- 1.0%
  Hanjin Heavy Industries Co., Ltd.                                334,600          7,132,136
                                                                                -------------

See accompanying notes to financial statements.

                                                                             107

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
               INTERNATIONAL OPPORTUNITIES PORTFOLIO (Continued)

As of September 30, 2005

                                                                Number
                                                               of Shares            Value
                                                            --------------      -------------
COMMON STOCKS (Continued)
South Korea (Continued)
Machinery & Heavy Equipment -- 0.7%
  Doosan Infracore Co., Ltd.                                       443,000      $   5,019,107
                                                                                -------------
Retail Merchandising -- 0.5%
  Hyundai Department Store Co., Ltd.                                54,100          3,641,296
                                                                                -------------
Security Brokers & Dealers -- 0.9%
  Korea Investment Holdings Co., Ltd.                              225,700          6,609,554
                                                                                -------------
Total South Korea Spain -- 1.0%                                                    27,305,022
                                                                                -------------
Air Transportation -- 0.5%
  Iberia Lineas Aereas de Espana SA                              1,560,000          3,987,317
                                                                                -------------
Construction -- 0.5%
  ACS, Actividades de Construccion y
   Servicios SA                                                    120,500          3,523,052
                                                                                -------------
Total Spain Sweden -- 3.4%                                                          7,510,369
                                                                                -------------
Manufacturing -- 1.8%
  SKF AB -- B Shares                                               548,200          7,163,185
  SSAB Svenskt Stal AB -- Series A                                 191,740          5,817,031
                                                                                -------------
                                                                                   12,980,216
                                                                                -------------
Motor Vehicles -- 0.4%
  Scania AB                                                         81,800          2,963,174
                                                                                -------------
Oil & Gas -- 0.3%
  PA Resources AB(b)                                               161,500          2,376,347
                                                                                -------------
Retail Merchandising -- 0.9%
  Lindex AB                                                        117,500          6,103,363
                                                                                -------------
Total Sweden                                                                       24,423,100
                                                                                -------------
Switzerland -- 2.4%
Food Distribution -- 0.8%
  Barry Callebaut AG(b)                                             18,542          5,493,926
                                                                                -------------
Industrial -- 0.9%
  SGS Societe Generale de Surveillance Holding SA                    8,900          6,892,884
                                                                                -------------
Machinery & Heavy Equipment -- 0.7%
  Sauer AG(b)                                                       72,500          4,920,496
                                                                                -------------
Total Switzerland                                                                  17,307,306
                                                                                -------------
Taiwan -- 0.9%
Computer & Office Equipment -- 0.5%
  High Tech Computer Corp.                                         304,800          3,715,225
  Quanta Computer, Inc.                                                  1                  1
                                                                                -------------
                                                                                    3,715,226
                                                                                -------------
Security Brokers & Dealers -- 0.4%
  Yuanta Core Pacific Securities Co.                             3,987,123          2,547,106
                                                                                -------------
Total Taiwan                                                                        6,262,332
                                                                                -------------
Thailand -- 1.1%
Banks -- 0.6%
  Siam Commercial Bank Public Co.
   Ltd. (Foreign Shares)(d)                                      3,568,500          4,445,456
                                                                                -------------
Telecommunications -- 0.5%
  Advanced Info Service Public Co.
   Ltd. (Foreign Shares)(d)                                      1,240,100          3,186,903
                                                                                -------------
Total Thailand                                                                      7,632,359
                                                                                -------------
United Kingdom -- 15.4%
Aerospace - 0.9%
  Meggitt PLC
                                                                 1,071,565          6,146,815
                                                                                -------------
Construction -- 1.3%
  Carillion PLC                                                    887,400          4,160,226
  Taylor Woodrow PLC                                               854,200          4,899,945
                                                                                -------------
                                                                                    9,060,171
                                                                                -------------
Electronics -- 0.6%
  Ultra Electronics Holdings PLC
                                                                   254,800          4,219,169
                                                                                -------------
Energy & Utilities -- 0.5%
  Viridian Group PLC                                               269,130          3,780,370
                                                                                -------------
Entertainment & Leisure -- 2.3%
  Hilton Group PLC                                                 467,600          2,601,638
  IG Group Holdings PLC(b)                                       1,175,200          3,596,744
  Intercontinental Hotels Group PLC                                302,422          3,836,054
  Millennium & Copthorne Hotels PLC                                447,600          2,929,837
  Whitbread PLC                                                    194,914          3,274,087
                                                                                -------------
                                                                                   16,238,360
                                                                                -------------
Manufacturing -- 1.4%
  IMI PLC                                                          509,700          3,868,330
  Rexam PLC                                                        705,500          6,421,464
                                                                                -------------
                                                                                   10,289,794
                                                                                -------------
Measuring & Controlling Devices -- 1.0%
  Rotork PLC                                                       683,900          7,210,917
                                                                                -------------
Medical Instruments & Supplies -- 0.7%
  Alliance Unichem PLC                                             322,828          4,948,703
                                                                                 ------------
Metal & Mining -- 1.4%
  Antofagasta PLC                                                  369,500         10,145,134
                                                                                -------------
Miscellaneous Services -- 0.6%
  Aggreko PLC
                                                                 1,033,200          4,277,125
                                                                                -------------
Oil & Gas -- 1.2%
  Tullow Oil PLC                                                 1,928,000          8,868,130
                                                                                -------------
Soaps & Cosmetics -- 0.4%
  McBride PLC                                                      949,800          2,570,841
                                                                                -------------
Transportation -- 1.9%
  Arriva PLC                                                       389,300          4,046,168
  Exel PLC                                                         440,310          9,557,730
                                                                                -------------
                                                                                   13,603,898
                                                                                -------------
Waste Management -- 1.2%
  Kelda Group PLC                                                  385,400          4,789,715
  Severn Trent PLC                                                 233,500          4,093,664
                                                                                -------------
                                                                                    8,883,379
                                                                                -------------
Total United Kingdom                                                              110,242,806
                                                                                -------------

See accompanying notes to financial statements.

108

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
               INTERNATIONAL OPPORTUNITIES PORTFOLIO (Concluded)

As of September 30, 2005

                                                                Number
                                                               of shares            Value
                                                            ----------------   --------------
COMMON STOCKS (Continued)
United States -- 1.1%
Broadcasting -- 0.6%
  Central European Media Enterprises Ltd. -- A shares(b)            81,800      $   4,319,858
                                                                                -------------
Telecommunications -- 0.5%
  NII Holdings, Inc.(b)                                             45,400          3,834,030
                                                                                -------------
Total United States                                                                 8,153,888
                                                                                -------------
TOTAL COMMON STOCKS
  (Cost $548,297,671)                                                             695,814,369
                                                                                -------------
PREFERRED STOCKS -- 0.8%
Brazil -- 0.8%
  Companhia Siderurgica de Tubarao
  (Cost $4,317,774)                                             78,654,800          5,664,959
                                                                                -------------
WARRANTS -- 0.0%
  Playmates Holdings Ltd. (issued
   05/24/05, expiring 05/23/06, strike
   price $2.03)(e)
   (Cost $784)                                                   1,170,300             22,930
                                                                                -------------

                                                            Par/shares
                                           Maturity            (000)
                                       ----------------   ----------------
SHORT TERM INVESTMENTS -- 2.3%
  Federal Home Loan Bank Discount Notes
  3.18%(f)                                    10/03/05    $         10,000          9,998,055
  Galileo Money Market Fund                                          6,937          6,936,738
                                                                                -------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $16,934,793)                                                               16,934,793
                                                                                -------------
TOTAL INVESTMENTS IN SECURITIES -- 100.0%
  (Cost $569,551,022(a))                                                          718,437,051
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- 0.0%                                                               (264,673)
                                                                                -------------
NET ASSETS -- 100.0%
  (Applicable to 6,292,278
  Institutional shares, 1,320,766
  Service shares, 7,604,596
  Investor A shares, 2,313,284
  Investor B shares and 4,075,744
  Investor C shares outstanding)                                                $ 718,172,378
                                                                                =============

                                                                                    Value
                                                                                -------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER INSTITUTIONAL SHARE
 ($216,069,795/6,292,278)                                                       $       34.34
                                                                                =============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SERVICE SHARE
 ($44,308,300/1,320,766)                                                        $       33.55
                                                                                =============
NET ASSET VALUE AND REDEMPTION PRICE PER
 INVESTOR A SHARE
 ($253,709,608/7,604,596)                                                       $       33.36
                                                                                =============
MAXIMUM OFFERING PRICE PER INVESTOR A
 SHARE
  ($33.36/0.950)                                                                $       35.12
                                                                                =============
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE
  (subject to a maximum
   contingent deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($73,946,244/2,313,284)                                                       $       31.97
                                                                                =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($130,138,431/4,075,744)                                                      $       31.93
                                                                                =============

----------

(a)  Cost for Federal income tax purposes is $571,585,581. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                             $ 151,397,224
      Gross unrealized depreciation                                                (4,545,754)
                                                                                -------------
                                                                                $ 146,851,470
                                                                                =============

(b) Non-income producing security.
(c) When-issued security.
(d) Security valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2005, the securities had a total market value of $7,609,409 which represents 1.06% of net assets.
(e) As of September 30, 2005, the aggregate amount of shares called for by these warrants is 1,170,300. These warrants were exercisable as of 5/24/05.
(f) The rate shown is the effective yield on the discount notes at the time of purchase.

See accompanying notes to financial statements.

                                                                             109

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                           ASSET ALLOCATION PORTFOLIO

As of September 30, 2005

                                                                Number
                                                               of Shares             Value
                                                             ----------------   -------------
COMMON STOCKS -- 67.1%
Australia -- 0.8%
Metal & Mining -- 0.4%
  BHP Billiton Ltd.                                                167,054      $   2,838,450
                                                                                -------------
Pharmaceuticals -- 0.1%
  CSL Ltd.                                                          39,550          1,159,771
                                                                                -------------
Retail Merchandising -- 0.3%
  Woolworths Ltd.                                                  155,314          1,972,410
                                                                                -------------
Total Australia                                                                     5,970,631
                                                                                -------------
Belgium -- 0.2%
Beverages & Bottling -- 0.2%
  Inbev NV                                                          38,670          1,534,343
                                                                                -------------
Canada -- 1.2%
Energy & Utilities -- 0.0%
  Tusk Energy Corp.(b)                                              10,557             44,025
                                                                                -------------
Metal & Mining -- 0.3%
  Bema Gold Corp.(c)                                                50,000            134,500
  Fording Canadian Coal Trust(d)                                     6,394            272,193
  Gateway Gold Corp.(c)                                            100,000             90,470
  Gold Reserve, Inc.(c)                                            100,000            230,000
  Minefinders Corp. Ltd.(c)                                         40,000            195,200
  NovaGold Resources, Inc.(c)                                       66,700            534,267
  Southwestern Resources Corp.(c)                                   47,300            438,114
  Stratagold Corp.(c)                                              200,000            124,074
  Sunridge Gold Corp.(c)                                            76,700             76,660
                                                                                -------------
                                                                                    2,095,478
                                                                                -------------
Motor Vehicles -- 0.0%
  Westport Innovations, Inc. (acquired
  12/17/03 through 9/15/04, cost
  $75,001)(c)(e)(f)(g)                                              70,500             85,042
                                                                                -------------
Oil & Gas -- 0.9%
  Accrete Energy, Inc.(c)                                            4,960             43,591
  Alberta Clipper Energy, Inc.(c)                                   20,126             82,370
  C1 Energy Ltd.(c)                                                 85,733            232,689
  Canadian Superior Energy, Inc.(c)                                  1,723              4,308
  Canex Energy, Inc(c)                                               7,800             22,178
  Capitol Energy Resources Ltd.(c)                                   9,422             44,650
  Chamaelo Exploration Ltd.(c)                                       2,340             16,029
  Cinch Energy Corp.(c)                                             40,320            127,151
  Compton Petroleum Corp.(c)                                        66,500            899,578
  Crew Energy, Inc. (acquired
   5/12/04, cost $36,232)(c)(e)(f)                                   9,400            161,985
  Delphi Energy Corp.(c)                                            23,028            105,160
  Ember Resources, Inc.(c)                                          12,136             74,454
  Endev Energy, Inc.(c)                                            231,700            411,255
  Esprit Energy Trust                                               36,375            454,139
  First Calgary Petroleums Ltd.(c)                                  12,822            104,512
  Galleon Energy, Inc. - Class A(c)                                 51,563          1,017,398
  Hawker Resources, Inc.(c)                                          7,921             38,902
  HSE Integrated Ltd.(c)                                               561              1,329
  KICK Energy Ltd.(c)                                                9,100             63,275
  Leader Energy Services Ltd.(c)                                    15,957             61,595
  Midnight Oil Exploration Ltd.(c)                                  81,200            303,443
  Niko Resources Ltd. (acquired
   6/20/03 through 11/10/03, cost
   $40,606)(e)(f)                                                    2,000             87,886
  Oilexco, Inc.(c)                                                  62,300            216,864
  Pacific Rodera Energy, Inc.(c)                                    37,300             42,744
  Paramount Resources Ltd. -- Class A(c)                            15,600            459,693
  Precision Drilling Corp.(c)                                        6,800            334,560
  ProspEx Resources Ltd.(c)                                         43,140            141,248
  Purcell Energy Ltd.(c)(g)                                         68,773            207,397
  Real Resources, Inc.(c)                                            6,185            145,486
  Sequoia Oil & Gas Trust                                           11,220            202,624
  Tag Oil Ltd.(b)                                                    4,000              4,005
  Technicoil Corp. (acquired 6/15/04,
   cost $24,418)(c)(e)(f)                                           33,500            108,530
  Tempest Energy Corp. -- Class A(c)                                14,700             71,942
  Thunder Energy Trust                                              30,194            352,769
  True Energy, Inc.(c)                                              26,870            136,596
  Vault Energy Trust                                                 5,850             69,206
  West Energy Ltd.(c)                                                  143              1,012
  White Fire Energy Ltd.(c)                                         11,220             29,872
  Zenas Energy Corp.(c)                                              4,327             23,674
                                                                                -------------
                                                                                    6,906,099
                                                                                -------------
Transportation -- 0.0%
  Railpower Technologies Corp.(c)                                   17,600             82,192
                                                                                -------------
Total Canada                                                                        9,212,836
                                                                                -------------
Finland -- 0.2%
Finance -- 0.2%
  Sampo Oyj                                                        112,854          1,796,020
                                                                                -------------
France -- 1.8%
Banks -- 0.2%
  Credit Agricole SA                                                53,465          1,572,822
                                                                                -------------
Construction -- 0.4%
  Autoroutes du Sud de la France                                    25,894          1,503,196
  Vinci SA                                                          14,789          1,277,542
                                                                                -------------
                                                                                    2,780,738
                                                                                -------------
Entertainment & Leisure -- 0.2%
  Vivendi Universal SA                                              51,174          1,675,712
                                                                                -------------
Insurance -- 0.3%
  Axa                                                               69,787          1,921,723
                                                                                -------------
Medical Instruments & Supplies -- 0.2%
  Essilor International SA                                          20,316          1,687,632
                                                                                -------------
Oil & Gas -- 0.3%
  Gaz de France                                                     18,812            630,976
  Technip SA                                                        32,590          1,934,740
                                                                                -------------
                                                                                    2,565,716
                                                                                -------------
Telecommunications -- 0.2%
  SES Global                                                       111,395          1,751,159
                                                                                -------------
Total France                                                                       13,955,502
                                                                                -------------
Germany -- 1.0%
Chemicals -- 0.2%
  Bayer AG                                                          40,922          1,504,300
                                                                                -------------
Finance -- 0.2%
  Hypo Real Estate Holding AG                                       37,138          1,883,250
                                                                                -------------
Insurance -- 0.3%
  Allianz AG                                                        14,579          1,974,615
                                                                                -------------
Motor Vehicles -- 0.2%
  Bayerische Motoren Werke AG                                       29,031          1,367,145
                                                                                -------------
Retail Merchandising -- 0.1%
  Metro AG                                                          21,380          1,056,073
                                                                                -------------
Total Germany                                                                       7,785,383
                                                                                -------------

See accompanying notes to financial statements.

110

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                               Number
                                                              of Shares            Value
                                                          ----------------      -------------
COMMON STOCKS (Continued)
Greece -- 0.2%
Telecommunications -- 0.2%
  Hellenic Telecommunications
   Organization SA(c)                                               78,856      $   1,582,007
                                                                                -------------
Hong Kong -- 0.1%
Machinery & Heavy Equipment -- 0.1%
  Techtronics Industries Co. Ltd.                                  444,000          1,136,077
                                                                                -------------
Italy -- 0.3%
Oil & Gas -- 0.3%
  Eni SpA                                                           71,458          2,128,844
                                                                                -------------
Japan -- 2.8%
Banks -- 0.3%
  Mizuho Financial Group, Inc.                                         328          2,089,430
                                                                                -------------
Chemicals -- 0.2%
  Daicel Chemical Industries Ltd.                                  240,000          1,556,379
                                                                                -------------
Conglomerates -- 0.3%
  Mitsui & Co. Ltd.                                                200,000          2,507,500
                                                                                -------------
Construction -- 0.3%
  Daiwa House Industry Co. Ltd.                                     82,000          1,074,378
  Obayashi Corp.                                                   202,000          1,397,282
                                                                                -------------
                                                                                    2,471,660
                                                                                -------------
Electronics -- 0.2%
  Sony Corp.                                                        35,900          1,181,463
                                                                                -------------
Energy & Utilities -- 0.2%
  Hokkaido Electric Power Co.                                       21,100            449,590
  Tokyo Electric Power Co.                                          49,000          1,240,780
                                                                                -------------
                                                                                    1,690,370
                                                                                -------------
Finance -- 0.1%
  Sanyo Shinpan Finance Co. Ltd.                                    11,200            911,099
                                                                                -------------
Machinery & Heavy Equipment -- 0.4%
  Komatsu Ltd.                                                     133,000          1,814,170
  Toyoda Machine Works Ltd.                                         97,000          1,084,339
                                                                                -------------
                                                                                    2,898,509
                                                                                -------------
Metal & Mining -- 0.1%
  Marubeni Corp.                                                   164,000            764,002
                                                                                -------------
Motor Vehicles -- 0.1%
  Suzuki Motor Corp.                                                43,800            811,540
                                                                                -------------
Oil & Gas -- 0.1%
  Nippon Oil Corp.                                                 130,000          1,152,726
                                                                                -------------
Pharmaceuticals -- 0.2%
  Astellas Pharma, Inc.                                             36,800          1,386,413
                                                                                -------------
Real Estate -- 0.3%
  Tokyo Tatemono Co. Ltd.                                          214,000          1,744,627
  Urban Corp.                                                       14,000            692,959
                                                                                -------------
                                                                                    2,437,586
                                                                                -------------
Total Japan                                                                        21,858,677
                                                                                -------------
Norway -- 0.3%
Banks -- 0.2%
  DNB NOR ASA                                                      142,139          1,470,561
                                                                                -------------
Transportation -- 0.1%
  Stolt-Nielsen SA(c)                                               13,000            521,052
                                                                                -------------
Total Norway                                                                        1,991,613
                                                                                -------------
Singapore -- 0.2%
Business Services -- 0.1%
  Jardine Matheson  Holdings Ltd.                                   49,600            848,160
                                                                                -------------

Conglomerates -- 0.1%
  Keppel Corp. Ltd.                                                116,000            871,974
                                                                                -------------
Total Singapore                                                                     1,720,134
                                                                                -------------
South Africa -- 0.2%
Banks -- 0.1%
  ABSA Group Ltd.                                                   61,364            905,350
                                                                                -------------
Telecommunications -- 0.1%
  MTN Group Ltd.                                                   116,000            961,360
                                                                                -------------
Total South Africa                                                                  1,866,710
                                                                                -------------
Spain -- 0.3%
Banks -- 0.3%
  Banco Bilbao Vizcaya Argentaria SA                               124,573          2,191,288
                                                                                -------------
Sweden -- 0.3%
Telecommunications -- 0.3%
  Telefonaktiebolaget LM Ericsson                                  602,571          2,206,178
                                                                                -------------
Switzerland -- 1.0%
Banks -- 0.2%
  Credit Suisse Group
                                                                    36,768          1,634,133
                                                                                -------------
Chemicals -- 0.1%
  Syngenta AG(c)                                                     7,462            784,255
                                                                                -------------
Food & Agriculture -- 0.3%
  Nestle SA                                                          9,038          2,656,895
                                                                                -------------
Pharmaceuticals -- 0.4%
  Roche Holding AG
                                                                    19,375          2,702,056
                                                                                -------------
Total Switzerland                                                                   7,777,339
                                                                                -------------
Thailand -- 0.2%
Banks -- 0.2%
  Kasikornbank Public Co.Ltd.                                      779,200          1,271,311
                                                                                -------------
United Kingdom -- 2.1%
Air Transportation -- 0.2%
  BAA PLC
                                                                   161,042          1,777,769
                                                                                -------------
Energy & Utilities -- 0.2%
  Scottish Power PLC                                               154,718          1,564,259
                                                                                -------------
Finance -- 0.0%
  Archipelago Holdings,                                            I78,900             45,225
                                                                                -------------
Insurance -- 0.3%
  Prudential PLC                                                   217,484          1,979,540
                                                                                -------------
Oil & Gas -- 0.4%
  BG Group PLC                                                     226,117          2,152,123
  Expro International Group PLC                                     22,880            221,409
  Tullow Oil PLC                                                    97,735            449,547
  Venture Production PLC(c)                                         20,752            176,954
                                                                                -------------
                                                                                    3,000,033
                                                                                -------------
Pharmaceuticals -- 0.6%
  AstraZeneca PLC                                                   37,525          1,749,255
  Glaxosmithkline PLC                                              114,449          2,919,637
                                                                                -------------
                                                                                    4,668,892
                                                                                -------------
Publishing & Printing -- 0.3%
  Reed Elsevier PLC                                                219,868          2,040,136
                                                                                -------------

See accompanying notes to financial statements.

                                                                             111

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                                Number
                                                               of Shares           Value
                                                           ---------------      -------------
COMMON STOCKS (Continued)
United Kingdom (Continued)
Retail Merchandising -- 0.1%
  Next PLC                                                          37,434      $     921,843
                                                                                -------------
Total United Kingdom                                                               15,997,697
                                                                                -------------
United States -- 53.9%
Advertising -- 0.1%
  Getty Images, Inc.(c)                                              6,400            550,656
  R.H. Donnelley Corp.(c)                                            6,225            393,794
                                                                                -------------
                                                                                      944,450
                                                                                -------------
Aerospace -- 0.8%
  AAR Corp.(c)                                                      10,000            171,800
  Alliant Techsystems, Inc.(c)                                       8,500            634,525
  Aviall, Inc.(c)                                                   18,100            611,418
  General Dynamics Corp.(d)                                         22,450          2,683,897
  Lockheed Martin Corp.                                              5,800            354,032
  Orbital Sciences Corp.(c)                                         22,600            282,500
  Raytheon Co.                                                      31,400          1,193,828
                                                                                -------------
                                                                                    5,932,000
                                                                                -------------
Air Transportation -- 0.1%
  ExpressJet Holdings, Inc.(c)                                       1,700             15,249
  Ryanair Holdings PLC -- ADR(c)                                    23,129          1,053,063
  SkyWest, Inc.                                                      1,375             36,878
                                                                                -------------
                                                                                    1,105,190
                                                                                -------------
Banks -- 3.8%
  AmSouth Bancorp.(d)                                               49,100          1,240,266
  Associated Banc-Corp.                                              1,575             48,006
  Bank of America Corp.(d)                                         141,700          5,965,570
  Bank of Hawaii Corp.                                               1,000             49,220
  Cathay General Bancorp.                                            7,000            248,220
  Central Pacific Financial Corp.                                    8,650            304,307
  Citigroup, Inc.(d)                                               112,400          5,116,448
  City National Corp.                                                9,250            648,332
  Colonial BancGroup, Inc.                                           2,600             58,240
  Comerica, Inc.(d)                                                 41,565          2,448,178
  Cullen/Frost Bankers, Inc.                                         1,025             50,574
  Flagstar Bancorp., Inc.                                            1,800             28,980
  Gold Banc Corp., Inc.                                             18,650            277,885
  Hudson City Bancorp., Inc.                                        47,275            562,572
  J.P. Morgan Chase & Co., Inc.                                     36,100          1,224,873
  Key Corp.(d)                                                      48,600          1,567,350
  National City Corp.(d)                                            62,000          2,073,280
  North Fork Bancorp., Inc.                                         20,305            517,778
  Sovereign Bancorp., Inc.(d)                                       31,650            697,566
  TD Banknorth, Inc.                                                 1,500             45,210
  U.S. Bancorp.                                                     75,900          2,131,272
  Umpqua Holdings Corp.                                             10,000            243,200
  Wachovia Corp.(d)                                                 67,700          3,221,843
  Wintrust Financial Corp                                            6,600            331,716
  WSFS Financial Corp.                                               3,500            206,115
  Zions Bancorp.(d)                                                    575             40,946
                                                                                -------------
                                                                                   29,347,947
                                                                                -------------
Beverages & Bottling -- 0.7%
  The Coca-Cola Co.                                                  5,600            241,864
  Coca-Cola Enterprises, Inc.                                       16,760            326,820
  Constellation Brands, Inc.(c)(d)                                  42,550          1,106,300
  Pepsi Bottling Group, Inc.                                        37,300          1,064,915
  PepsiAmericas, Inc.                                                1,500             34,095
  PepsiCo, Inc.                                                     50,950          2,889,374
                                                                                -------------
                                                                                    5,663,368
                                                                                -------------
Broadcasting -- 0.4%
  Alliance Atlantis Communications, Inc.(c)                          8,400      $     229,530
  Belo Corp.(d)                                                     13,980            319,583
  CKX, Inc.(c)                                                      34,500            433,665
  Liberty Media Corp. - Class A(c)(d)                               29,300            235,865
  Lin TV Corp.(c)                                                   26,125            364,444
  Media General, Inc. - Class A                                        575             33,356
  Outdoor Channel Holdings, Inc.(c)                                  1,600             23,616
  Spanish Broadcasting Systems, Inc. - Class A(c)                    3,800             27,284
  Univision Communications, Inc. - Class A(c)(d)                    15,500            411,215
  XM Satellite Radio Holdings, Inc.(c)(d)                           34,450          1,237,099
                                                                                -------------
                                                                                    3,315,657
                                                                                -------------
Business Services -- 0.7%
  Advisory Board Co.(c)                                                400             20,816
  Alliance Data Systems Corp.(c)(d)                                 37,325          1,461,274
  The Brink's Co.                                                   29,970          1,230,568
  The Corporate Executive Board Co.                                  6,700            522,466
  CoStar Group, Inc.(c)(d)                                             700             32,704
  DiamondCluster International, Inc.(c)                              2,900             21,982
  Digitas, Inc.(c)                                                  20,750            235,720
  Equifax, Inc.                                                      6,200            216,628
  Forrester Research, Inc.(c)                                        1,200             24,984
  FTI Consulting, Inc.(c)                                            1,500             37,890
  Gartner, Inc. - Class A(c)                                         2,800             32,732
  Global Cash Access, Inc.(c)                                          200              2,820
  Global Payments, Inc.                                                600             46,632
  Heartland Payment Systems, Inc.(c)                                 1,400             33,404
  HMS Holdings Corp.(c)                                             25,800            178,794
  Hudson Highland Group, Inc.(c)                                       900             22,473
  National Financial Partners Corp.                                  7,000            315,980
  Navigant Consulting, Inc.(c)(d)                                    7,200            137,952
  Net 1 UEPS Technologies, Inc.(c)                                   1,100             24,662
  VistaPrint Ltd.(c)                                                   500              7,625
  W.W. Grainger, Inc.                                               11,936            751,013
  Watson Wyatt & Co. Holdings                                       10,500            282,975
                                                                                -------------
                                                                                    5,642,094
                                                                                -------------
Chemicals -- 0.5%
  Agrium, Inc.                                                       1,600             35,152
  Ashland, Inc.                                                     10,110            558,477
  The Dow Chemical Co.                                              18,400            766,728
  Eastman Chemical Co.                                               8,100            380,457
  FMC Corp.(c)                                                       5,805            332,162
  The Lubrizol Corp.                                                28,325          1,227,322
  Lyondell Chemical Co.(d)                                          23,300            666,846
                                                                                -------------
                                                                                    3,967,144
                                                                                -------------
Computer & Office Equipment -- 1.4%
  American Power Conversion Corp.                                    8,390            217,301
  Apple Computer, Inc.(c)                                           12,800            686,208
  Avery Dennison Corp.(d)                                            8,415            440,862
  Cisco Systems, Inc.(c)                                            97,500          1,748,175
  Electronics for Imaging, Inc.(c)                                   6,750            154,845
  Hewlett-Packard Co.(d)                                           109,000          3,182,800
  Hutchinson Technology, Inc.(c)                                       500             13,060
  International Business Machines Corp.(d)                          38,800          3,112,536
  Lexmark International, Inc.(c)(d)                                  5,825            355,616

See accompanying notes to financial statements.

112

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                               Number
                                                              of Shares            Value
                                                           ---------------      -------------
COMMON STOCKS (Continued)
United States (Continued)
Computer & Office Equipment (Continued)
  NCR Corp.(c)                                                      25,860      $     825,193
  Phase Metrics, Inc.(b)(c)(g)                                      50,574              1,011
  Western Digital Corp.(c)                                          26,600            343,938
                                                                                -------------
                                                                                   11,081,545
                                                                                -------------
Computer Software & Services -- 3.8%
  Activision, Inc.(c)                                                1,751             35,808
  Adobe Systems, Inc.(d)                                            50,900          1,519,365
  Anteon International Corp.(c)(d)                                     500             21,380
  The BISYS Group, Inc.(c)                                           1,700             22,831
  Borland Software Corp.(c)                                         32,800            190,896
  CACI International, Inc.(c)                                       10,400            630,240
  Cadence Design Systems, Inc.(c)(d)                                 1,700             27,472
  Ceridian Corp.(c)                                                 40,200            834,150
  Checkfree Corp.(c)(d)                                             17,100            646,722
  Cognizant Technology Solutions Corp.(c)                           16,600            773,394
  Computer Sciences Corp.(c)                                        16,300            771,153
  DST Systems, Inc.(c)                                              10,780            591,067
  eBay, Inc.(c)                                                     14,400            593,280
  Electronic Arts, Inc.(c)                                           6,600            375,474
  EMC Corp.(c)                                                     126,800          1,640,792
  Emulex Corp.(c)                                                   33,600            679,056
  Foundry Networks, Inc.(c)                                         41,900            532,130
  Google, Inc. -- Class A(c)                                        10,120          3,202,575
  IAC/InterActiveCorp(c (d)                                         12,301            311,830
  Ingram Micro, Inc. - Class A(c)                                    2,600             48,204
  Interwoven, Inc.(c)                                                3,500             28,595
  McAfee, Inc.(c)                                                    1,550             48,701
  McData Corp. -- Class A(c)                                         8,200             42,968
  Micromuse, Inc.(c)                                                38,400            302,592
  Microsoft Corp.(d)                                               313,820          8,074,589
  NAVTEQ Corp.(c)                                                   17,100            854,145
  Oracle Corp.(c)(d)                                                88,500          1,096,515
  Progress Software Corp.(c)                                         7,250            230,333
  Salesforce.Com, Inc.(c)(d)                                        28,400            656,608
  Sandisk Corp.(c)                                                   1,550             74,788
  SkillSoft PLC -- ADR(c)                                           79,200            362,736
  SonicWALL, Inc.(c)                                                10,100             64,135
  Sybase, Inc.(c)                                                    1,300             30,446
  Symantec Corp.(c)                                                 14,168            321,047
  TIBCO Software, Inc.(c)                                           68,675            574,123
  Unisys Corp.(c)                                                   91,910            610,282
  VeriFone Holdings, Inc.(c)                                        12,100            243,331
  VeriSign, Inc.(c)                                                  9,700            207,289
  Verity, Inc.(c)                                                    1,200             12,744
  Yahoo!, Inc.(c)                                                   69,750          2,360,340
                                                                                -------------
                                                                                   29,644,126
                                                                                -------------
Construction -- 0.2%
  D.R. Horton, Inc.                                                  1,700             61,574
  Dycom Industries, Inc.(c)                                         22,500            454,950
  Lennar Corp.                                                       1,675            100,098
  Pulte Homes, Inc.                                                 23,200            995,744
                                                                                -------------
                                                                                    1,612,366
                                                                                -------------
Containers -- 0.3%
  Owens-Illinois, Inc.(c)                                           44,760            922,951
  Pactiv Corp.(c)(d)                                                30,990            542,945
  Smurfit-Stone Container Corp.(c)                                  41,810            433,152
                                                                                -------------
                                                                                    1,899,048
                                                                                -------------
Credit Institutions -- 0.0%
  CSG Systems Inc.(c)                                                2,650             57,532
                                                                                -------------
Electronics -- 1.0%
  Amphenol Corp.                                                    15,300            617,202
  Arrow Electronics, Inc.(c)                                         2,450             76,832
  Cogent, Inc.(c)(d)                                                11,000            261,250
  Intel Corp.                                                      186,154          4,588,696
  L-3 Communications Holdings, Inc.(d)                              19,775          1,563,609
  National Semiconductor Corp.                                      19,100            502,330
                                                                                -------------
                                                                                    7,609,919
                                                                                -------------
Energy & Utilities -- 1.9%
  Alliant Energy Corp.                                               2,000             58,260
  CenterPoint Energy, Inc.                                          52,400            779,188
  CMS Energy Corp.(c)                                               46,300            761,635
  Constellation Energy Group                                        10,200            628,320
  FirstEnergy Corp.                                                 28,200          1,469,784
  ITC Holdings Corp.(d)                                              7,750            224,595
  KFX, Inc.(c)(d)                                                   11,500            196,880
  Longview Energy Co. (acquired 8/13/04, cost $48,000)
   (b)(e)(f)(g)                                                      3,200             48,000
  McDermott International, Inc.(c)                                   8,200            300,202
  MDU Resources Group, Inc.                                          1,400             49,910
  NSTAR                                                              2,100             60,732
  PG&E Corp.                                                        57,600          2,260,800
  Pinnacle West Capital Corp.                                          675             29,754
  PPL Corp.                                                        111,360          3,600,269
  Public Service Enterprise Group, Inc.(d)                          10,980            706,673
  Questar Corp.                                                      9,320            821,278
  Reliant Energy, Inc.(c)(d)                                        31,655            488,753
  Sempra Energy(d)                                                  39,100          1,840,046
  TXU Corp.                                                          4,700            530,536
                                                                                -------------
                                                                                   14,855,615
                                                                                -------------
Entertainment & Leisure -- 1.5%
  Ameristar Casinos, Inc.                                            1,300             27,092
  Argosy Gaming Co.(c)                                                 500             23,495
  Comcast Corp.(c)(d)                                               46,700          1,372,046
  Comcast Corp. -- Class A(c)                                       32,000            920,960
  Expedia, Inc.(c)                                                       1                 20
  Gaylord Entertainment Co.(c)                                       8,300            395,495
  GTECH Holdings Corp.                                              26,125            837,567
  Harrah's Entertainment, Inc.(h)                                        0                 19
  Hilton Hotels Corp.                                               18,480            412,474
  Kerzner International Ltd.(c)                                      1,500             83,325
  Marriott International, Inc. -- Class A(d)                         9,500            598,500
  Marvel Entertainment, Inc.(c)                                     30,000            536,100
  Orient-Express Hotels Ltd. -- Class A                             22,100            628,082
  Pinnacle Entertainment, Inc.(c)                                    6,800            124,644
  Scientific Games Corp. -- Class A(c)(d)                              800             24,800
  Starwood Hotels & Resorts Worldwide, Inc.(d)                      10,100            577,417
  Time Warner, Inc.                                                126,500          2,290,915
  Vail Resorts, Inc.(c)                                              1,600             46,000
  The Walt Disney Co.                                              108,300          2,613,279
  World Wrestling Entertainment, Inc.                                2,300             29,900
                                                                                -------------
                                                                                   11,542,130
                                                                                -------------

See accompanying notes to financial statements.

                                                                             113

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                                Number
                                                               of Shares            Value
                                                            --------------      -------------
COMMON STOCKS (Continued)
United States (Continued)
Finance -- 2.6%
  Affiliated Managers Group, Inc.(c)(d)                             10,250        $   742,305
  Ambac Financial Group, Inc.                                        9,835            708,710
  American Express Co.                                              53,640          3,081,082
  The Bear Stearns Cos., Inc.                                       15,900          1,745,025
  Capital One Financial Corp.(d)                                    24,145          1,920,010
  Chicago Mercantile Exchange(d)                                     2,600            876,980
  CIT Group, Inc.                                                   43,620          1,970,752
  Countrywide Financial Corp.(d)                                    36,400          1,200,472
  Fannie Mae                                                        12,500            560,250
  Franklin Resources, Inc.                                          15,270          1,282,069
  The Goldman Sachs Group, Inc.(d)                                   5,050            613,979
  H&R Block, Inc.                                                   25,710            616,526
  Indymac Bancorp, Inc.                                              1,075             42,548
  Legg Mason, Inc.                                                     425             46,618
  Mellon Financial Corp.                                            10,100            322,897
  MoneyGram International, Inc.                                      2,650             57,532
  NGP Capital Resources Co.                                          2,700             40,662
  Nuveen Investments -- Class A(d)                                  25,720          1,013,111
  Protective Life Corp.                                                850             35,003
  Providian Financial Corp.(c)(d)                                   11,200            198,016
  SLM Corp.                                                         25,900          1,389,276
  T. Rowe Price Group, Inc.                                          5,800            378,740
  Washington Mutual, Inc.(d)                                        37,500          1,470,750
  Wright Express Corp.(c)                                            1,000             21,590
                                                                                -------------
                                                                                   20,334,903
                                                                                -------------
Food & Agriculture -- 0.7%
  Chiquita Brands International, Inc.(d)                             8,000            223,600
  ConAgra Foods, Inc.                                               26,700            660,825
  Dean Foods Co.(c)                                                 29,940          1,163,468
  Del Monte Foods Co.(c)                                            38,760            415,895
  Diamond Foods, Inc.(c)                                             5,800             99,180
  Flowers Foods, Inc.                                                1,275             34,782
  The J. M. Smucker Co.                                              7,500            364,050
  Lance, Inc.                                                        6,700            116,982
  Monsanto Co.                                                      11,050            693,387
  TreeHouse Foods, Inc.(c)                                           9,903            266,193
  Tyson Foods, Inc. -- Class A(d)                                   55,900          1,008,995
                                                                                -------------
                                                                                    5,047,357
                                                                                -------------
Insurance -- 2.4%
  ACE Ltd.                                                           8,200            385,974
  Aetna, Inc.                                                        9,600            826,944
  Allmerica Financial Corp.(c)                                      20,625            848,512
  The Allstate Corp.                                                26,200          1,448,598
  American Financial Group, Inc.                                     1,275             43,261
  American International Group, Inc.(d)                             42,000          2,602,320
  Assurant, Inc.(d)                                                  6,000            228,360
  Axis Capital Holdings Ltd.                                        20,870            595,004
  CHUBB Corp.(d)                                                    15,800          1,414,890
  Endurance Specialty Holdings Ltd.                                 29,300            999,423
  Everest Re Group Ltd.                                              4,430            433,697
  First American Corp.                                               1,400             63,938
  Genworth Financial, Inc.(d)                                       36,400          1,173,536
  Hartford Financial Services Group(d)                              20,200          1,558,834
  Max Re Capital Ltd.                                               11,050            273,929
  MetLife, Inc.                                                      9,800            488,334
  Nationwide Financial Services, Inc.                               10,500        $   420,525
  Ohio Casualty Corp.                                                1,800             48,816
  Prudential Financial, Inc.(d)                                     11,900            803,964
  Radian Group, Inc.(d)                                             13,880            737,028
  Universal American Financial Corp.(c)                             17,000            386,580
  W.R. Berkley Corp.                                                36,000          1,421,280
  WellPoint, Inc.(c)                                                20,400          1,546,728
                                                                                -------------
                                                                                   18,750,475
                                                                                -------------
Machinery & Heavy Equipment -- 0.1%
  Caterpillar, Inc.(d)                                               5,600            329,000
  Dresser-Rand Group,  Inc.(c)                                       3,000             73,890
  Kennametal, Inc.                                                     850             41,684
  Lennox International, Inc.                                        14,500            397,445
  Terex Corp.(c)                                                       500             24,715
                                                                                -------------
                                                                                      866,734
                                                                                -------------
Manufacturing -- 4.2%
  Actuant Corp. -- Class A                                             600             28,080
  American Standard Co. Inc.                                         9,570            445,484
  Applied Films Corp.(c)                                             5,400            113,400
  Aptargroup, Inc.                                                   5,650            281,427
  Black & Decker Corp.                                              12,125            995,341
  BorgWarner, Inc.                                                     750             42,345
  Briggs & Stratton Corp.(d)                                         5,875            203,216
  Brunswick Corp.                                                   10,125            382,016
  Corning, Inc.(c)                                                  66,500          1,285,445
  Cummins, Inc.                                                      6,150            541,139
  Danaher Corp.                                                     28,450          1,531,464
  Eaton Corp.                                                       14,800            940,540
  Energizer Holdings,  Inc.(c)(d)                                   16,150            915,705
  Fleetwood Enterprises, Inc.(c)                                    13,000            159,900
  Fortune Brands, Inc.(d)                                           14,400          1,171,152
  Gardner Denver, Inc.(c)                                              700             31,220
  General Electric Co.                                             273,470          9,207,735
  Harsco Corp.                                                         875             57,374
  Hexel Corp.(c)                                                    17,850            326,476
  IDEX Corp.                                                         7,600            323,380
  Ingersoll-Rand Co. - Class A                                      19,600            749,308
  ITT Industries, Inc.(d)                                            7,935            901,416
  Jones Apparel Group, In1                                           9,310            550,335
  K2, Inc.(c)                                                        8,100             92,340
  Maidenform Brands, Inc.(c)                                         7,950            109,312
  Newell Rubbermaid, Inc.(d)                                        42,725            967,721
  Nike, Inc.                                                        14,500          1,184,360
  Nucor Corp.(d)                                                    23,100          1,362,669
  Pentair, Inc.                                                     16,500            602,250
  Polo Ralph Lauren Corp.                                           20,150          1,013,545
  Precision Castparts Corp.                                          1,300             69,030
  Sealed Air Corp.(c)                                                6,600            313,236
  The Sherwin-Williams Co.(d)                                       23,555          1,038,069
  Snap-On, Inc.                                                     19,350            698,922
  The Stanley Works                                                 42,250          1,972,230
  Textron, Inc.                                                     16,400          1,176,208
  Timken Co.                                                         1,300             38,519
  V.F. Corp.                                                           625             36,231
  The Warnaco Group, Inc.(c)                                        14,500            317,695
                                                                                -------------
                                                                                   32,176,235
                                                                                -------------

See accompanying notes to financial statements.

114

                                BlackRock Funds
                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                                Number
                                                               of Shares            Value
                                                             -------------      -------------
COMMON STOCKS (Continued)
United States (Continued)
Measuring & Controlling Devices -- 0.1%
  Thermo Electron Corp.(c)                                          15,350      $     474,315
                                                                                -------------
Medical & Medical Services -- 2.4%
  Amedisys, Inc.(c)(d)                                               3,150            122,850
  Amgen, Inc.(c)                                                    49,002          3,903,989
  Caremark Rx, Inc.(c)                                              29,250          1,460,453
  Community Health Systems, Inc.(c)                                 20,700            803,367
  Covance, Inc.(c)                                                     975             46,790
  Coventry Health Care, Inc.(c)                                     27,972          2,406,151
  CryoLife(c)                                                        7,400             51,430
  Digene Corp.(c)                                                    1,000             28,500
  Digirad Corp.(c)                                                  32,450            156,604
  HCA, Inc.                                                         23,900          1,145,288
  LifePoint Hospitals, Inc.(c)(d)                                    1,250             54,663
  McKesson Corp.(d)                                                 23,000          1,091,350
  Medco Health Solutions, Inc.(c)                                   12,600            690,858
  MedImmune, Inc.(c)(d)                                              6,705            225,623
  Noven Pharmaceuticals, Inc.(c)                                     2,000             28,000
  Omnicare, Inc.(d)                                                 11,000            618,530
  PacifiCare Health Systems, Inc.(c)                                 6,550            522,559
  Pediatrix Medical Group, Inc.(c)                                   4,300            330,326
  Per-Se Technologies, Inc.(c)                                      11,900            245,854
  Pharmaceutical Product Development, Inc.(c)                          500             28,755
  Quest Diagnostics, Inc.                                           18,000            909,720
  Triad Hospitals, Inc.(c)                                           9,900            448,173
  UnitedHealth Group, Inc.(d)                                       43,800          2,461,560
  Universal Health Services, Inc.                                    7,945            378,420
  VCA Antech, Inc.(c)                                                3,700             94,424
  Vital Images, Inc.(c)                                              7,550            168,063
                                                                                -------------
                                                                                   18,422,300
                                                                                -------------
Medical Instruments & Supplies -- 1.9%
  Advanced Medical Optics, Inc.(c)                                   1,000             37,950
  Bausch & Lomb, Inc.                                               14,300          1,153,724
  Becton, Dickinson & Co.                                           15,400            807,422
  Biosite, Inc.(c)                                                     450             27,837
  Bruker BioSciences Corp.(c)                                        2,300             10,074
  Charles River Laboratories International, Inc.(c)                 14,800            645,576
  Cytyc Corp.(c)                                                    41,100          1,103,535
  DJ Orthopedics, Inc.(c)                                            8,800            254,672
  Edwards Lifesciences Corp.(c)                                        925             41,079
  Fisher Scientific International, Inc.(c)                           7,800            483,990
  Hillenbrand Industries, Inc.                                      12,645            594,947
  Hologic, Inc.(c)                                                   6,750            389,813
  IntraLase Corp.(c)                                                 7,750            114,003
  Invitrogen Corp.(c)                                                  700             52,661
  Johnson & Johnson                                                 67,740          4,286,587
  Kinetic Concepts, Inc.(c)(d)                                       7,500            426,000
  Kyphon, Inc.(c)                                                      700             30,758
  Martek Biosciences Corp.(c)(d)                                    14,850            521,680
  Mentor Corp.(d)                                                    1,025             56,385
  MWI Veterinary Supply, Inc.(c)                                     8,500            169,575
  Respironics, Inc.(c)                                               1,250             52,725
  St. Jude Medical, Inc.(c)                                         43,000          2,012,400
  Stryker Corp.                                                     14,100            696,963
  Symmetry Medical, Inc.(c)                                          4,550            107,835
  Syneron Medical Ltd.                                               6,900            252,102
  Varian Medical Systems, Inc.(c)                                   13,500            533,385
  Wright Medical Group, Inc.(c)                                      1,500             37,020
                                                                                -------------
                                                                                   14,900,698
                                                                                -------------
Metal & Mining -- 1.6%
  Alpha Natural Resources, Inc.(c)                                   2,000             60,080
  Arch Coal, Inc.(d)                                                14,700            992,250
  CONSOL Energy, Inc. (acquired 6/11/03 through 8/30/05,
   cost $1,882,214)(e)(f)                                           84,440          6,440,239
  Foundation Coal Holdings, Inc.                                    11,300            434,485
  Massey Energy Co.                                                 35,900          1,833,413
  MSC Industrial Direct Co., Inc.                                   15,200            504,184
  Peabody Energy Corp.                                              18,800          1,585,780
  Phelps Dodge Corp.                                                 4,100            532,713
                                                                                -------------
                                                                                   12,383,144
                                                                                -------------
Motor Vehicles -- 0.3%
  Ford Motor Co.(d)                                                 39,900            393,414
  Harley-Davidson, Inc.                                             15,600            755,664
  PACCAR, Inc.                                                      13,100            889,359
  Tenneco Automotive,                                                9,400            164,594
  Wabash National Corp.                                              1,000             19,660
                                                                                -------------
                                                                                    2,222,691
                                                                                -------------
Oil & Gas -- 6.5%
  Airgas, Inc.(d)                                                   15,600            462,228
  Allis-Chalmers Energy, Inc.(c)                                     2,600             30,784
  Amerada Hess Corp.(d)                                              9,500          1,306,250
  Atwood Oceanics, Inc.(c)                                             400             33,684
  Bois d'Arc Energy, Inc.(c)                                         2,400             41,304
  Cal Dive International, Inc.(c)                                      675             42,802
  CanArgo Energy Corp.(c)                                          191,100            361,179
  Chesapeake Energy Corp.(d)                                         1,975             75,544
  ChevronTexaco Corp.(d)                                            20,900          1,352,857
  Cimarex Energy Co.(c)(d)                                           6,326            286,758
  Clayton Williams Energy, Inc.(c)                                  35,000          1,512,000
  CNX Gas Corp.(b)(c)(d)                                             7,500            145,613
  Comstock Resources, Inc.(c)                                        3,200            104,992
  ConocoPhillips                                                    71,600          5,005,556
  Devon Energy Corp.                                                31,002          2,127,977
  Diamond Offshore Drilling, Inc.                                   10,130            620,462
  Double Eagle Petroleum Co.(c)                                      9,300            222,735
  Energen Corp.                                                      1,650             71,379
  Energy Partners Ltd.(c)                                            4,400            137,368
  ENSCO International, Inc.                                         16,100            750,099
  EOG Resources, Inc.                                               51,850          3,883,565
  The Exploration Co.(c)                                            10,900             78,480
  Exxon Mobil Corp.(d)                                             137,204          8,717,942
  GlobalSantaFe Corp.                                               24,800          1,131,376
  Goodrich Petroleum Corp.(c)                                       10,300            241,741
  Grant Prideco, Inc.(c)                                             1,450             58,942
  Grey Wolf, Inc.(c)                                                38,900            327,927
  Helmerich & Payne, Inc.                                            1,075             64,919
  KCS Energy, Inc.(c)                                               17,700            487,281
  Kerr-McGee Corp.                                                  21,700          2,107,287
  KeySpan Corp.                                                     13,725            504,805
  Matador Resources Co. (acquired 10/14/03, cost $8,950)
   (b)(e)(f)(g)                                                        895             12,082
  Nabors Industries Ltd.(c)(d)                                      20,300          1,458,149
  National-Oilwell, Inc.(c)                                          2,600            171,080

See accompanying notes to financial statements.

                                                                             115

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                               Number
                                                              of Shares            Value
                                                             -------------      -------------
COMMON STOCKS (Continued)
United States (Continued)
Oil & Gas (Continued)
  Newfield Exploration Co.(c)                                       71,945      $   3,532,500
  Noble Corp.                                                       11,200            766,752
  Noble Energy, Inc.                                                 1,650             77,385
  Novatek Oao - ADR(c)                                              46,192          1,103,989
  Oceaneering International, Inc.(c)                                   700             37,387
  Oneok, Inc.(d)                                                    18,975            645,530
  Parallel Petroleum Corp.(c)                                        7,000             98,000
  Patterson-UTI Energy, Inc.                                        52,550          1,896,004
  PetroQuest Energy, Inc.(c)                                         8,100             84,564
  Pioneer Drilling Co. (acquired 2/13/04 through 3/23/05,
   cost $74,615)(c)(e)(f)                                           10,900            212,768
  Plains Exploration & Production Co.(c)                            14,500            620,890
  Pride International, Inc.(c)                                       9,700            276,547
  Remington Oil & Gas Corp. - Class B(c)                               800             33,200
  Rowan Cos., Inc.(d)                                                9,300            330,057
  Schlumberger Ltd.(d)                                              11,700            987,246
  Stolt Offshore SA - ADR (acquired 8/10/05 through
   8/16/05, cost $212,229)(c)(e)(f)                                 17,000            196,860
  Superior Energy Serivces, Inc.(c)                                  9,750            225,128
  Tel Offshore Trust(h)                                                  0                  4
  TETRA Technologies, Inc.(c)                                       16,675            520,594
  Tidewater, Inc.(d)                                                 4,550            221,448
  Transocean, Inc.(c)                                               12,400            760,244
  Treasure Island Royalty Trust(c)                                 300,000            238,500
  Valero Energy Corp.                                               14,300          1,616,758
  Vintage Petroleum, Inc.                                           42,800          1,954,248
                                                                                -------------
                                                                                   50,373,750
                                                                                -------------
Paper & Forest Products -- 0.3%
  Bowater, Inc.(d)                                                  20,055            566,955
  Georgia-Pacific Corp.                                             34,600          1,178,476
  Louisiana-Pacific Corp.                                           19,000            526,110
                                                                                -------------
                                                                                    2,271,541
                                                                                -------------
Personal Services -- 0.1%
  Corinthian Colleges, Inc.(c)(d)                                    1,300             17,251
  Educate, Inc.(c)                                                   2,100             31,500
  Education Management Corp.(c)                                      1,925             62,062
  Laureate Education, Inc.(c)(d)                                    19,200            940,224
                                                                                -------------
                                                                                    1,051,037
                                                                                -------------
Pharmaceuticals -- 2.5%
  Allergan, Inc.(d)                                                  9,350            856,647
  Amylin Pharmaceuticals, Inc.(c)                                   11,000            382,690
  Barr Pharmaceuticals, Inc.(c)                                        650             35,698
  Cephalon, Inc.(c)(d)                                               4,775            221,656
  Forest Laboratories, Inc.(c)                                       7,600            296,172
  Genentech, Inc.(c)                                                 8,600            724,206
  Genzyme Corp.(c)                                                  16,100          1,153,404
  Hospira, Inc.(c)                                                  12,900            528,513
  Kos Pharmaceuticals, Inc.(c)                                         850             56,890
  Merck & Co., Inc.                                                 77,800          2,116,938
  Nabi Biopharmaceuticals(c)(d)                                     23,950            313,745
  Novartis AG - ADR                                                 15,680            799,680
  Pfizer, Inc.                                                     223,800          5,588,286
  Sanofi-Aventis - ADR                                              19,650            816,458
  Shire Pharmaceuticals Group PLC - ADR                             21,600            798,984
  Teva Pharmaceutical Industries Ltd. - ADR(d)                      25,500        $   852,210
  Valeant Pharmaceuticals International                              7,850            157,628
  Vertex Pharmaceuticals, Inc.(c)                                    2,000             44,700
  Watson Pharmaceuticals, Inc.(c)(d)                                14,520            531,577
  Wyeth                                                             60,800          2,813,216
                                                                                -------------
                                                                                   19,089,298
                                                                                -------------
Publishing & Printing -- 0.4%
  Banta Corp.                                                        3,800            193,382
  Dow Jones & Company, Inc.(d)                                      11,535            440,522
  The McGraw-Hill Companies, Inc.                                   37,600          1,806,304
  Playboy Enterprises, Inc. - Class B(c)                             2,200             31,020
  R.R. Donnelley & Sons Corp.(d)                                    12,020            445,581
  Scholastic Corp.(c)                                                1,525             56,364
                                                                                -------------
                                                                                    2,973,173
                                                                                -------------
Railroad & Shipping -- 0.4%
  Burlington Northern Santa Fe Corp.                                36,900          2,206,620
  CSX Corp.                                                          7,635            354,875
                                                                                -------------
                                                                                    2,561,495
                                                                                -------------
Real Estate -- 1.0%
  Boston Properties, Inc.                                           10,040            711,836
  Cendant Corp.                                                    107,200          2,212,608
  Centex Corp.                                                       7,000            452,060
  Developers Diversified Realty Corp.(d)                             1,025             47,868
  Eagle Hospitality Properties Trust, Inc.                          28,400            283,432
  General Growth Properties, Inc.(d)                                17,700            795,261
  Highwoods Property                                                 1,000             29,510
  HRPT Properties Trust                                             47,700            591,957
  LaSalle Hotel Properties                                           8,300            285,935
  The Macerich Co.                                                     875             56,822
  Reckson Associates Realty Corp.                                   17,265            596,506
  Simon Property Group, Inc.                                        21,000          1,556,520
  Trizec Properties, Inc.                                            2,200             50,732
                                                                                -------------
                                                                                    7,671,047
                                                                                -------------
Restaurants -- 0.3%
  Darden Restaurants, Inc.                                           1,350             41,000
  Jack in the Box, Inc.(c)                                           1,150             34,396
  McDonald's Corp.(d)                                               49,200          1,647,708
  RARE Hospitality International, Inc.(c)                            4,300            110,510
  Ruby Tuesday, Inc.                                                16,100            350,336
  Ruth's Chris Steak House, Inc.(c)                                  1,300             23,894
  Texas Roadhouse, Inc.(c)                                           1,700             25,330
                                                                                -------------
                                                                                    2,233,174
                                                                                -------------
Retail Merchandising -- 2.9%
  99 Cents Only Stores(c)                                              600              5,550
  Abercrombie & Fitch Co. - Class A                                  4,200            209,370
  Advance Auto Parts, Inc.(c)                                        1,050             40,614
  American Eagle Outfitters, Inc.                                    2,000             47,060
  AnnTaylor Stores Corp.(c)                                         21,325            566,179
  AutoNation, Inc.(c)(d)                                            54,850          1,095,355
  Barnes & Noble, Inc.                                              21,675            817,148
  Bed, Bath & Beyond, Inc.(c)                                       15,200            610,736

See accompanying notes to financial statements.

116

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Comtinued)

As of September 30, 2005

                                                               Number
                                                              of Shares             Value
                                                             -------------      -------------
COMMON STOCKS (Continued)
United States (Continued)
Retail Merchandising (Continued)
  CDW Corp.(d)                                                       7,200      $     424,224
  Central Garden & Pet Co.(c)                                          700             31,675
  Chico's FAS, Inc.(c)(d)                                           28,200          1,037,760
  Coach, Inc.(c)                                                    27,270            855,187
  Coldwater Creek, Inc.(c)                                             700             17,654
  CVS Corp.                                                         37,800          1,096,578
  Design Within Reach, Inc.(c)                                       1,500             13,545
  Dick's Sporting Goods, Inc.(c)(d)                                  6,438            193,848
  DSW, Inc. - Class A(c)                                             7,900            167,480
  Federated Department Stores, Inc.                                 32,685          2,185,646
  Handleman Co.                                                     28,000            353,640
  The Home Depot, Inc.                                              34,800          1,327,272
  Hot Topic, Inc.(c)                                                 6,650            102,144
  J. Jill Group, Inc.(c)                                             2,100             33,222
  Jarden Corp.(c)                                                    5,700            234,099
  Jos. A. Bank Clothiers, Inc.(c)                                      700             30,254
  Kohl's Corp.(c)                                                   19,250            965,965
  The Kroger Co.(c)(d)                                              72,790          1,498,746
  Linens 'n Things, Inc.(c)(d)                                      19,545            521,852
  Longs Drug Stores Corp.(d)                                         1,300             55,757
  Michaels Stores, Inc.                                              1,850             61,161
  The Neiman-Marcus Group, Inc. - Class A                              250             24,988
  Nordstrom, Inc.                                                   26,100            895,752
  Office Depot, Inc.(c)(d)                                          15,925            472,972
  Officemax, Inc.(d)                                                21,100            668,237
  Payless ShoeSource, Inc.(c)                                        1,950             33,930
  Pier 1 Imports, Inc.                                               8,350             94,104
  Saks, Inc.(c)                                                     12,000            222,000
  The Sports Authority, Inc.(c)                                      3,300             97,152
  Staples, Inc.                                                     52,700          1,123,564
  Target Corp.(d)                                                   37,200          1,931,796
  Urban Outfitters, Inc.(c)                                          7,200            211,680
  Walgreen Co.                                                      18,000            782,100
  Wal-Mart Stores, Inc.                                             10,100            442,582
  Whole Foods Market, Inc.                                             250             33,612
  Williams-Sonoma, Inc.(c)                                          20,300            778,505
                                                                                -------------
                                                                                   22,412,695
                                                                                -------------
Security Brokers & Dealers -- 1.6%
  A.G. Edwards, Inc.                                                   800             35,048
  E*TRADE Financial Corp.(c)                                        94,450          1,662,320
  iShares Russell 2000 Value Index Fund                                363             23,932
  Lehman Brothers Holdings, Inc.(d)                                 20,100          2,341,248
  Midcap SPDR Trust Series 1                                        61,977          8,111,550
                                                                                -------------
                                                                                   12,174,098
                                                                                -------------
Semiconductors & Related Devices -- 0.9%
  Altera Corp.(c)(d)                                                29,200            558,012
  Broadcom Corp. - Class A(c)                                       14,500            680,195
  Cypress Semiconductor Corp.(c)                                    28,845            434,117
  Freescale Semiconductor, Inc. - Class A(c)(d)                     54,400          1,273,504
  Freescale Semiconductor, Inc. - Class B(c)(d)                     38,000            896,040
  Integrated Device Technology, Inc.(c)                             22,110            237,461
  Lam Research Corp.(c)(d)                                          14,200            432,674
  Linear Technology Corp.                                            9,100            342,069
  LSI Logic Corp.(c)                                                 5,150             50,728
  Microsemi Corp.(c)                                                 1,200             30,648
  O2Micro International Ltd.(c)                                     24,600      $     387,204
  QLogic Corp.(c)                                                    1,600             54,720
  Rudolph Technologies, Inc.(c)                                     22,500            303,075
  Texas Instruments, Inc.(d)                                        23,400            793,260
                                                                                -------------
                                                                                    6,473,707
                                                                                -------------
Soaps & Cosmetics -- 0.4%
  The Procter & Gamble Co.(d)                                       56,180          3,340,463
                                                                                -------------
Telecommunications -- 2.3%
  ADTRAN, Inc.(d)                                                   28,000            882,000
  ALLTEL Corp.(d)                                                    7,600            494,836
  Amdocs Ltd.(c)                                                    25,200            698,796
  American Tower Corp. - Class A(c)                                 32,900            820,855
  Anixter International Inc.(c)                                        900             36,297
  Avid Technology, Inc.(c)                                          17,200            712,080
  CenturyTel, Inc.                                                     925             32,356
  Harman International Industries, Inc.                              4,450            455,102
  Harris Corp.                                                      16,950            708,510
  Motorola, Inc.(d)                                                 96,800          2,138,312
  NeuStar, Inc. - Class A(c)                                           100              3,199
  Nextel Partners, Inc. - Class A(c)(d)                             24,600            617,460
  Polycom, Inc.(c)                                                  19,900            321,783
  Qualcomm, Inc.                                                    16,000            716,000
  SBC Communications, Inc.(d)                                      133,000          3,188,010
  Scientific-Atlanta, Inc.                                          16,870            632,794
  Sprint Nextel Corp.                                              148,136          3,522,674
  Syniverse Holdings, Inc.(c)                                       13,500            207,900
  Ubiquitel, Inc.(c)                                                28,900            252,586
  Verizon Communications, Inc.                                      44,300          1,448,167
  West Corp.(c)                                                      1,400             52,346
                                                                                -------------
                                                                                   17,942,063
                                                                                -------------
Tobacco -- 0.4%
  Altria Group, Inc.(d)                                             40,800           3,007,368
                                                                                -------------
Transportation -- 0.3%
  C.H. Robinson                                                        875             56,105
Worldwide, Inc.
  CNF, Inc.(d)                                                      18,425            967,313
  Hornbeck Offshore Services, Inc.(c)                                1,300             47,619
  J.B. Hunt Transport Services, Inc.(d)                                700             13,307
  Landstar System, Inc.                                              7,000            280,210
  Ryder Systems, Inc.(d)                                            14,375            491,912
  SCS Transportation, Inc.(c)                                       12,200            191,662
                                                                                -------------
                                                                                    2,048,128
                                                                                -------------
Waste Management -- 0.1%
  Republic Services, Inc.                                            1,375             48,524
  Stericycle, Inc.(c)                                                7,000            400,050
                                                                                -------------
                                                                                      448,574
                                                                                -------------
Total United States                                                               415,870,594
                                                                                -------------
TOTAL COMMON STOCKS
  (Cost $425,586,970)                                                             517,853,184
                                                                                -------------
PREFERRED STOCKS -- 0.3%
Netherlands -- 0.3%
Manufacturing -- 0.2%
  STMicroelectronics N.V                                            90,528          1,561,863
                                                                                -------------

See accompanying notes to financial statements.

                                                                             117

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                              Number
                                                             of Shares            Value
                                                          ----------------   ----------------
PREFERRED STOCKS (Continued)
Netherlands (Continued)
Transportation -- 0.1%
  TNT NV                                                            26,642      $     663,938
                                                                                -------------
Total Netherlands                                                                   2,225,801
                                                                                -------------
TOTAL PREFERRED STOCKS (Cost $2,279,603)                                            2,225,801
                                                                                -------------
WARRANTS -- 0.0%
  Oilexco Inc. (issued 01/21/04, expiring 12/22/05, strike
   price 1.65 CAD)(i)                                                9,725             20,110
  Purcell Energy Ltd. (issued 07/24/03, expiring 07/23/08,
   strike price 5.00 CAD)(b)(j)                                     68,773             28,443
  Westport Innovations, Inc. (issued 9/29/04, expiring
   3/29/06, strike price 2.10 CAD)(k)                                3,650                472
                                                                                -------------
TOTAL WARRANTS (Cost $0)                                                               49,025
                                                                                -------------

                                                                Par
                                             Maturity          (000)               Value
                                            -----------   ----------------   ----------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 4.8%
 Federal Home Loan Bank,
  Unsecured Bonds
  2.25%                                       01/09/07    $          3,250      $   3,165,149
 Federal Home Loan Mortgage
  Corp., Unsecured Notes
  3.25%                                       11/02/07               4,350          4,250,668
  4.62%                                       05/28/13                 150            146,590
 Federal National Mortgage
  Association, Unsecured Notes
  2.35%                                     04/06-04/07              1,005            986,005
  3.02%                                       06/01/06               4,750          4,705,132
  1.75%                                       06/16/06                  90             88,426
  4.00%                                       10/16/06               2,450          2,440,097
  5.00%                                       08/02/12                 325            322,065
  5.12%                                       05/27/15                 900            889,575
 Resolution Funding Corp. Strip
  Bonds
  6.29%                                       07/15/18                 150             81,733
  6.30%                                       10/15/18                 150             80,665
 Small Business Investment Cos.
  Pass-Through, Series 97-P10C,
  Class 1
  6.85%                                       08/01/07                 226            233,804
 U.S. Treasury Bonds
  10.38%                                      11/15/12                 295            331,668
  8.88%                                       02/15/19                 635            909,662
  8.50%                                       02/15/20               1,000          1,412,070
  6.25%                                     08/23-05/30              5,330          6,501,242
  5.38%                                       02/15/31                 750            840,234
 U.S. Treasury Notes
  4.00%                                     08/07-09/07              8,045          8,017,923
  4.12%                                       08/15/08                 895            893,672
  3.88%                                       09/15/10               1,000            985,859
                                                                                -------------
 TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $37,102,589)                                                               37,282,239
                                                                                -------------

                                                                Par
                                             Maturity          (000)               Value
                                            -----------   ----------------   ----------------
MORTGAGE PASS-THROUGHS -- 7.3%
 Federal Home Loan Mortgage
  Corp. Gold
  8.00%                                     08/08-08/27            $    39        $    41,773
  8.50%(l)                                   07/01/09                    0                  9
  4.00%                                     05/10-05/19                223            216,956
  6.00%                                     04/13-06/16                195            200,669
  4.50%                                     05/19-10/19              1,470          1,441,266
  5.00%                                     06/20-09/35              7,108          7,062,795
  9.50%                                       12/01/22                 398            436,815
  7.50%                                       09/01/27                   0                489
  6.50%                                     01/29-08/32                133            136,491
  5.50%                                     07/33-10/35              2,520          2,521,175
 Federal National Mortgage
  Association
  8.00%                                     04/08-02/33                321            342,099
  7.00%                                     08/08-10/32                578            604,721
  8.50%                                       02/01/09                  21             21,647
  6.50%                                     01/11-10/33                678            702,476
  6.00%                                     09/11-02/34              3,053          3,109,573
  5.50%                                     04/17-02/34             10,690         10,829,689
  5.00%                                     01/18-10/35             15,731         15,536,290
  4.50%                                     10/18-10/35              5,039          4,905,622
  7.50%                                     07/29-01/31                784            830,094
 Federal National Mortgage
  Association 1 Year Treasury ARM
  4.64%(m)                                    09/01/35               2,900          2,886,973
 Government National Mortgage
  Association
  6.50%                                     02/09-11/28                601            624,722
  7.50%                                     11/10-12/29                 68             70,911
  6.00%                                     10/23-10/35              1,957          2,001,679
  7.00%                                     01/25-05/32                312            328,719
  5.00%                                       10/20/33               1,571          1,552,560
  5.50%                                       12/15/34                  90             92,026
 Government National Mortgage
  Association 1 Year CMT
  3.75%(m)                                    05/20/34                 251            247,900
 MLCC Mortgage Investors, Inc.,
  Series 95-C2 (IO)
  1.22%(n)                                    06/15/21               1,559             58,954
                                                                                -------------
TOTAL MORTGAGE PASS-THROUGHS
 (Cost $56,867,898)                                                                56,805,093
                                                                                -------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS -- 0.0%
 Structured Asset Securities Corp.,
  Series 96-CFL, Class X1 (IO)
  2.06%(n)
 (Cost $120,053)                              02/25/28                 993             88,150
                                                                                -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.7%
 Banc of America Alternative Loan
  Trust, Series 04-6, Class 4A1
  5.00%                                       07/25/19                  82             79,611
 Countrywide Alternative Loan Trust,
  Series 04-27CB, Class A1
  6.00%                                       12/25/34                 201            200,994
 Countrywide Home Loans, Series
  03-27, Class M
  3.96%(m)                                    06/25/33                 794            768,788
 Countrywide Home Loans, Series
  03-58, Class B1
  4.53%(m)                                    02/19/34                 245            237,706

See accompanying notes to financial statements.

118

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                                Par
                                             Maturity          (000)              Value
                                            -----------   ----------------   ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
 Fannie Mae Grantor Trust, Series
  03-T1, Class R (IO)
  0.53%(n)                                    11/25/12   $           6,727   $        215,212
 Federal Home Loan Mortgage
  Corp., Series 2529, Class MB
  5.00%                                       11/15/17                 100             99,887
 Federal Home Loan Mortgage
  Corp., Series 2574, Class HP
  5.00%                                       02/15/18               1,420          1,409,048
 Federal Home Loan Mortgage
  Corp., Series 2668, Class AD
  4.00%                                       01/15/15                 237            234,273
 Federal Home Loan Mortgage
  Corp., Series 2707, Class PW
  4.00%                                       07/15/14                 439            435,182
 Federal Home Loan Mortgage
  Corp., Series 2730, Class PA
  3.75%                                       03/15/11                 484            482,606
 Federal Home Loan Mortgage
  Corp., Series 2748, Class LJ
  4.00%                                       03/15/10                 162            161,846
 Federal Home Loan Mortgage
  Corp., Series 2864, Class NA
  5.50%                                       01/15/31                 190            191,786
 Federal Home Loan Mortgage
  Corp., Series 2973, Class EB
  5.50%                                       04/15/35               1,150          1,159,360
 Federal Home Loan Mortgage
  Corp., Series 2990, Class WF
  4.17%                                       02/15/35               1,411          1,410,704
 Federal Home Loan Mortgage
  Corp., Series 2996, Class MK
  5.50%                                       06/15/35                 939            946,098
 Federal National Mortgage
  Association, Series 03-16, Class
  BC
  5.00%                                       03/25/18                  50             49,758
 Federal National Mortgage
  Association, Series 03-84, Class
  GA
  4.50%                                       04/25/09                 662            661,494
 Federal National Mortgage
  Association, Series 03-87, Class
  TJ
  4.50%                                       09/25/18                 125            122,126
 Federal National Mortgage
  Association, Series 04-31, Class
  PK
  3.50%                                       06/25/10                 583            578,794
 Federal National Mortgage
  Association, Series 04-88, Class
  HA
  6.50%                                       07/25/34                  90             93,754
 Federal National Mortgage
  Association, Series 04-99, Class
  AO
  5.50%                                       01/25/34                 152            152,724
 Federal National Mortgage
  Association, Series 05-3, Class
  AP
  5.50%                                       02/25/35                 130            130,880
 Federal National Mortgage
  Association, Series 05-48, Class
  AR
  5.50%                                       02/25/35               2,168          2,183,994
 Federal National Mortgage
  Association, Series 05-51, Class
  TA
  5.50%                                       05/01/35               2,259          2,273,731
 Federal National Mortgage
  Association, Series 05-57, Class
  EG
  4.13%(m)                                    03/25/35               1,090          1,090,255
 Federal National Mortgage
  Association, Series 05-57, Class
  PA
  5.50%                                       05/25/27                 794            802,108
 Federal National Mortgage
  Association, Series 05-80, Class
  PB
  5.50%                                       04/25/30               1,452          1,470,792
 Harborview Mortgage Loan Trust,
  Series 05-10, Class 2A1A
  3.98%(m)                                    11/19/35               1,549          1,548,572
 Impac CMB Trust, Series 02-4F,
  Class M1
  5.58%(m)                                    11/25/32                  29             28,602
 Impac CMB Trust, Series 02-8,
  Class A
  4.29%(m)                                    03/25/33                  34             33,614
 Impac CMB Trust, Series 03-5,
  Class M1
  4.39%(m)                                    08/25/33                  73             73,070
 Impac CMB Trust, Series 03-7,
  Class M
  5.48%(m)                                    08/25/33                  40             40,012
 Impac CMB Trust, Series 04-1,
  Class M4
  5.03%(m)                                    03/25/34                 135            135,825
 Impac CMB Trust, Series 04-5,
  Class 1A1
  4.19%(m)                                    10/25/34                 305            305,465
 Impac CMB Trust, Series 04-7,
  Class 1A1
  4.20%(m)                                    11/25/34                 748            749,273
 Impac CMB Trust, Series 04-7,
  Class M4
  5.03%(m)                                    11/25/34                 357            358,051
 Indymac Index Mortgage Loan
  Trust, Series 05-AR18, Class 2A1B
  4.48%(m)                                    10/25/35               2,150          2,174,859
 Master Alternative Loans Trust,
  Series 04-4, Class 1A1
  5.50%                                       05/25/34                 155            153,669
 Salomon Brothers Mortgage
  Securities VI, Series 87-1 (IO)
  11.00%(n)                                   02/17/17                  54            13,024
 Salomon Brothers Mortgage
  Securities VI, Series 87-1 (PO)
  11.50%(o)                                   02/17/17                  60            55,310
 Salomon Brothers Mortgage
  Securities VI, Series 87-2 (IO)
  11.00%(n)                                   03/06/17                  40            10,407
 Salomon Brothers Mortgage
  Securities VI, Series 87-2 (PO)
  11.50%(o)                                   03/06/17                  40            35,643

See accompanying notes to financial statements.

                                                                             119

                                BlackRock Funds
                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                                Par
                                             Maturity          (000)               Value
                                            -----------   ----------------    ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
 Structured Asset Securities Corp.,
  Series 01-21A, Class B2
  6.47%(m)                                    01/25/32    $             45   $         44,700
 Structured Asset Securities Corp.,
  Series 03-2A, Class B2II
  5.39%(m)                                    02/25/33                214             211,528
 Washington Mutual Mortgage Loan
  Trust, Series 03-AR8, Class B1
  4.20%(m)                                    08/25/33                397             390,917
 Washington Mutual Mortgage
  Securities Corp., Series 03-AR4,
  Class A6
  3.42%(m)                                    05/25/33                850             830,700
 Washington Mutual, Series 03-AR3,
  Class A5
  3.93%(m)                                    04/25/33                298             292,726
 Washington Mutual, Series 03-AR3,
  Class B2
  4.74%(m)                                    04/25/33                211             208,551
 Washington Mutual, Series 03-AR5,
  Class A6
  3.70%(m)                                    06/25/33                850             825,181
 Washington Mutual, Series 03-AR5,
  Class B2
  4.51%(m)                                    06/25/33                444             441,166
 Washington Mutual, Series 04-AR1,
  Class B1
  4.51%(m)                                    03/25/34              1,245           1,199,416
 Washington Mutual, Series 04-AR3,
  Class B1
  4.19%(m)                                    06/25/34                224             218,519
 Wells Fargo Mortgage Backed
  Securities, Series 04-K, Class
  1A2
  4.48%(m)                                    07/25/34                483             469,465
                                                                                -------------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS
 (Cost $28,956,806)                                                                28,491,776
                                                                                -------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 4.6%
 Bank of America-First Union
  Commercial Mortgage, Series
  01-3, Class A2
  5.46%                                       04/11/37               1,375          1,413,141
 Bear Stearns Commercial Mortgage
  Securities, Inc., Series 00-WF2,
  Class A2
  7.32%                                       10/15/32                 475            521,111
 Bear Stearns Commercial Mortgage
  Securities, Series 99-WF2, Class
  A2
  7.08%                                       07/15/31                 250            267,585
 Bear Stearns Commercial Mortgage
  Securities, Series 02-TOP6,
  Class A1
  5.92%                                       10/15/36                 836            864,424
 Bear Stearns Commercial Mortgage
  Securities, Series 04-PWR4,
  Class A1
  4.36%                                       06/11/41                 874            866,508
 CDC Commercial Mortgage Trust,
  Series 02-FX1, Class A1
  5.25%                                       05/15/19               1,641          1,665,563
 Chase Commercial Mortgage
  Securities Corp., Series 98-2,
  Class A2
  6.39%                                       11/18/30               1,475          1,540,853
 Commercial Mortgage Acceptance
  Corp., Series 98-C2, Class C
  6.28%(m)                                    09/15/30                 275            286,915
 DLG Commercial Mortgage Corp.,
  Series 99-CG1, Class A1B
  6.46%                                       03/10/32                 150            157,465
 First Union-Chase Commercial
  Mortgage Trust, Series 99-C2,
  Class A2
  6.64%(p)                                    04/15/09               1,984          2,084,584
 First Union-Lehman Brothers-Bank
  of America Commercial Mortgage
  Trust, Series 98-C2, Class C3
  6.56%                                       11/18/35                 170            176,406
 General Motors Acceptance Corp.
  Commercial Mortgage Securities,
  Inc., Series 99-C3, Class A2
  7.18%                                       08/15/36                 177            189,241
 GGP Mall Properties Trust, Series
  01-C1A, Class C2
  5.56%(q)                                    11/15/11                 490            494,241
 GGP Mall Properties Trust, Series
  01-C1A, Class C3
  5.07%(q)                                    02/15/14                  41             40,776
 J.P. Morgan Chase Commercial
  Mortgage Securities Corp., Series
  05-LDP3, Class A4A
  4.94%                                       08/15/42               1,275          1,264,628
 J.P. Morgan Chase Commercial
  Mortgage Securities Corp., Series
  FL1A, Class F
  5.70%(m)                                    02/17/15                  53             53,007
 J.P. Morgan Commercial Mortgage
  Finance Corp., Series 97-C5,
  Class C
  7.24%                                       09/15/29               1,600          1,705,501
 J.P. Morgan Commercial Mortgage
  Finance Corp., Series 99-C7,
  Class A1
  6.18%                                       10/15/35                  19             19,471
 J.P. Morgan Commercial Mortgage
  Finance Corp., Series 99-C7,
  Class A2
  6.51%                                       10/15/35                 600            625,474
 J.P. Morgan Commercial Mortgage
  Finance Corp., Series 99-PLS1,
  Class A2
  7.30%(m)                                    02/15/32               1,550          1,642,225
 J.P. Morgan Commercial Mortgage
  Finance Corp., Series 99-PLSI,
  Class D
  7.30%(m)                                    02/15/32                 650            697,276
 Lehman Brothers Commercial
  Conduit Mortgage Trust, Series
  98-C4, Class A1B
  6.21%                                       10/15/35                 460            476,504
 Lehman Brothers Commercial
  Conduit Mortgage Trust, Series
  99-C2, Class A2
  7.32%                                       10/15/32                 250            270,648
 Lehman Brothers Commercial
  Conduit Mortgage Trust, Series
  99-C2, Class E
  7.47%                                       10/15/32                 125            135,221

See accompanying notes to financial statements.

120

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                                Par
                                          Maturity             (000)              Value
                                       ----------------   ----------------   ----------------
COMMERCIAL MORTGAGE BACKED
 SECURITIES (Continued)
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 01-C7,
    Class A3
    5.64%                                   12/15/25                $2,106        $ 2,150,074
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 01-C7,
    Class A4
    5.93%                                   12/15/25                   825            857,535
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 01-WM,
    Class A1
    6.16%(q)                                07/14/16                   771            801,655
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 02-C4,
    Class A3
    4.07%                                   09/15/26                 1,747          1,710,427
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 03-C8,
    Class A1
    3.64%                                   11/15/27                   485            474,349
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 04-C2,
    Class A1
    2.95%                                   03/15/29                   335            320,132
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 04-C2,
    Class A2
    3.25%                                   03/15/29                 1,500          1,431,541
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 04-C6,
    Class A1
    3.88%                                   08/15/29                   253            247,537
  Morgan Stanley Capital I, Series
    97-WF1, Class A2
    7.22%(q)                                07/15/29                   376            385,797
  Morgan Stanley Capital I, Series
    99-WF1, Class A2
    6.21%                                   11/15/31                   475            492,059
  Morgan Stanley Capital I, Series
    04-XLF, Class G
    4.82%(q)                                04/15/16                   300            301,767
  Morgan Stanley Dean Witter Capital
    I, Series 99-WF1, Class A1
    5.91%                                   11/15/31                    37             36,745
  Morgan Stanley Dean Witter Capital
    I, Series 02-TOP7, Class A1
    5.38%                                   01/15/39                   620            631,714
  Mortgage Capital Funding, Inc.,
    Series 98-MC2, Class B
    6.55%                                   06/18/30                   295            307,514
  Nationslink Funding Corp., Series
    98-2, Class A2
    6.48%                                   08/20/30                   216            224,889
  Nationslink Funding Corp., Series
    98-2, Class B
    6.80%                                   08/20/30                   525            552,540
  Nationslink Funding Corp., Series
    99, Class 1
    6.32%                                   01/20/31                 2,110          2,192,365
  Nationslink Funding Corp., Series
    99-2, Class D
    7.55%(m)                                06/20/31                   175            188,206
  Salomon Brothers Mortgage
    Securities VII, Series 00-C1,
    Class A2
    7.52%                                   12/18/09                   460            496,529
  Salomon Brothers Mortgage
    Securities VII, Series 00-C3,
    Class A2
    6.59%                                   12/18/33                $1,325        $ 1,414,155
  Salomon Brothers Mortgage
    Securities VII, Series 01-MMA,
    Class A2
    6.13%(q)                                02/18/34                   165            167,546
  Wachovia Bank Commercial
    Mortgage Trust, Series 03-C5,
    Class A1
    2.99%                                   06/15/35                 1,056            985,823
  Wachovia Bank Commercial
    Mortgage Trust, Series 04-C12,
    Class A1
    3.40%                                   07/15/41                 1,181          1,151,403
  Wachovia Bank Commercial
    Mortgage Trust, Series 04-WHL3,
    Class G
    4.35%(q)                                03/15/14                   250            250,249

                                                                                  -----------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $36,052,214)                                                               35,231,319
                                                                                  -----------
ASSET BACKED SECURITIES -- 4.0%
  Americredit Automobile Receivables
    Trust, Series 02-D, Class A4
    3.40%                                   04/13/09                   330            327,572
  Ameriquest Mortgage Securities,
    Inc., Series 02-3, Class M2
    5.08%(m)                                08/25/32                   425            427,938
  Amortizing Residential Collateral
    Trust, Series 02-BC1, Class B
    5.88%(m)                                01/25/32                   114            114,100
  Amortizing Residential Collateral
    Trust, Series 02-BC3, Class M2
    4.93%(m)                                06/25/32                   204            206,549
  Amortizing Residential Collateral
    Trust, Series 02-BC5, Class M2
    5.03%(m)                                07/25/32                   250            251,785
  Asset Backed Funding Corp. Net
    Interest Margin Trust, Series
    04-OPT4, Class N1
    4.45%                                   05/26/34                    40             40,164
  Bank One Issuance Trust, Series
    02-C3, Class C3
    3.76%                                   08/15/08                   300            299,795
  Capital Auto Receivables Asset
    Trust, Series 05-1, Class A4
    4.05%                                   07/15/09                 1,800          1,785,384
  Caterpillar Financial Asset Trust,
    Series 04-A, Class A3
    3.13%                                   01/26/09                   500            493,799
  Centex Home Equity Loan Trust,
    Series 03-B, Class M3
    6.93%(m)                                06/25/33                   475            489,168
  Centex Home Equity, Series 02-A,
    Class MF2
    6.54%                                   01/25/32                   341            342,759
  Chase Funding Mortgage Loan
    Asset-Backed Certificates, Series
    03-2, Class 1A4
    3.99%                                   08/25/29                   275            273,060

See accompanying notes to financial statements.

                                                                             121

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                                Par
                                          Maturity             (000)              Value
                                        ---------------   ----------------   ----------------
ASSET BACKED SECURITIES (Continued)
  Chase Manhattan Auto Owner
    Trust, Series 02-A, Class CTFS
    4.17%                                   09/15/08                $  214         $  214,033
  Chase Manhattan Auto Owner
    Trust, Series 03-B, Class CTFS
    2.43%                                   02/16/10                 1,081          1,058,168
  Citibank Credit Card Issuance
    Trust, Series 01-C3, Class C3
    6.65%                                   05/15/08                   575            582,664
  Citibank Credit Card Issuance
    Trust, Series 03-A6, Class A6
    2.90%                                   05/17/10                   250            239,961
  Citibank Credit Card Issuance
    Trust, Series 04, Class A1
    2.55%                                   01/20/07                   450            439,272
  Countrywide Asset-Backed
    Certificates, Series 02-2, Class
    M2
    4.98%(m)                                12/25/31                    61             60,929
  Countrywide Asset-Backed
    Certificates, Series 03-2, Class
    M2
    5.48%(m)                                03/26/33                 1,075          1,093,276
  Countrywide Asset-Backed
    Certificates, Series 03-3, Class B
    7.14%(m)                                11/25/31                   250            253,976
  Countrywide Asset-Backed
    Certificates, Series 03-3, Class
    M6
    6.54%(m)                                07/25/32                 1,500          1,533,521
  Countrywide Asset-Backed
    Certificates, Series 03-BCI, Class
    M2
    5.83%(m)                                09/25/32                   300            303,228
  Countrywide Asset-Backed
    Certificates, Series 04-13, Class
    AV4
    4.12%(m)                                06/25/35                   169            169,700
  Credit-Based Asset Servicing and
    Securitization, Series 04-CB4,
    Class M1
    5.77%(m)                                05/25/35                   275            277,945
  DaimlerChrysler Auto Trust, Series
    05-B, Class A3
    4.04%                                   09/08/09                 2,175          2,157,491
  Distribution Financial Services
    Trust, Series 01-1, Class A4
    5.67%                                   01/17/17                     5              4,855
  Fleet Commercial Loan Master
    LLC, Series 02-1A, Class B1
    4.69%(q)                                11/16/09                   475            475,946
  Fleet Commercial Loan Master
    LLC, Series 02-1A, Class C1
    5.89%(q)                                11/16/09                   750            753,809
  Ford Credit Auto Owner Trust,
    Series 03-A, Class B2
    4.18%(m)                                08/15/07                   325            325,847
  Ford Credit Auto Owner Trust,
    Series 03-B, Class C
    4.18%                                   01/15/08                    75             74,759
  General Electric Business Loan
    Trust, Series 03-1, Class A
    4.20%(q)                                04/15/31                   286            289,227
  General Electric Business Loan
    Trust, Series 03-1, Class B
    5.07%(q)                                04/15/31                   191            196,598
  General Electric Business Loan
    Trust, Series 03-2A, Class B
    4.77%(q)                                11/15/31                $1,078         $1,111,309
  General Electric Business Loan
    Trust, Series 04-1, Class B
    4.47%(q)                                05/15/32                   253            253,048
  Granite Mortgages PLC, Series
    04-2, Class 1C
    4.59%(m)                                06/20/44                   160            160,058
  Green Tree Financial Corp., Series
    96-6, Class A6
    7.95%                                   09/15/27                   759            802,709
  Green Tree Financial Corp., Series
    96-7, Class A6
    7.65%                                   10/15/27                   403            424,617
  Hedged Mutual Fund Fee Trust,
    Series 03-1A, Class 2
    5.22%(q)                                11/30/10                 1,383          1,382,651
  HFG Healthco-4 LLC, Series 02-1A,
    Class A
    4.82%(q)                                06/05/07                   200            199,711
  HFG Healthco-4 LLC, Series 02-1A,
    Class B
    5.02%(m)                                06/05/07                   125            124,864
  Knollwood CDO Ltd., Series 04-1A,
    Class C
    6.76%(q)                                01/10/39                   193            192,434
  Long Beach Asset Holdings Corp.
    Net Interest Margin, Series 04-2,
    Class N1
    4.94%                                   06/25/34                    20             20,245
  Long Beach Mortgage Loan Trust,
    Series 03-4, Class M5A
    7.83%(m)                                08/25/33                   200            205,970
  Long Beach Mortgage Loan Trust,
    Series 04-1, Class M5
    4.93%(m)                                02/25/34                   475            479,735
  Lothian Mortgages PLC, Series 3A,
    Class A1
    3.79%(q)                                07/24/19                   183            182,718
  Massachusetts RRB Special
    Purpose Trust, Series 01-1, Class
    A
    6.53%                                   06/01/15                 1,104          1,182,452
  MBNA Credit Card Master Note
    Trust, Series 04-A4, Class A4
    2.70%                                   09/15/09                   350            341,141
  MBNA Credit Card Master Notes
    Trust, Series 01-C3, Class C3
    6.55%                                   12/15/08                   575            584,087
  Nissan Auto Receivables Owner
    Trust, Series 03-C, Class A3
    2.23%                                   03/15/07                   620            617,511
  Option One Mortgage Loan Trust,
    Series 02-6, Class M1
    4.58%(m)                                11/25/32                   150            150,887
  Option One Mortgage Loan Trust,
    Series 02-6, Class M2
    5.53%(m)                                11/25/32                   575            579,837
  Option One Mortgage Loan Trust,
    Series 03-4, Class A4
    4.15%(m)                                07/25/33                   209            209,294
  Option One Mortgage Loan Trust,
    Series 03-4, Class M5A
    7.58%(m)                                07/25/33                   275            278,758

See accompanying notes to financial statements.

122

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                                Par
                                          Maturity             (000)              Value
                                       ----------------     --------------     --------------
ASSET BACKED SECURITIES (Continued)
  Option One Mortgage Loan Trust,
    Series 03-5, Class M4
    6.73%(m)                                08/25/33                $  125     $   128,563
  Pacific Coast Asset Backed
    Securties CDO, Series 1A, Class
    A
    4.08%(q)                                10/25/36                   291         283,689
  PSE&G Transition Funding LLC,
    Series 01-1, Class A3
    5.98%                                   06/15/08                   366         368,944
  Residential Asset Mortgage
    Products, Inc., Series 03-RZ2,
    Class B
    5.50%(m)                                04/25/33                   963         958,452
  Residential Asset Securities Corp.,
    Series 02-KS4, Class AIIB
    4.08%(m)                                07/25/32                    78          77,676
  Residential Asset Securities Corp.,
    Series 03-KS10, Class MII2
    5.18%(m)                                12/25/33                 1,000       1,014,855
  Residential Asset Securities Corp.,
    Series 04-KS3, Class MII3
    5.63%(m)                                04/25/34                   400         399,989
  Residential Funding Mortgage
    Securities ll, Series 04-HS2,
    Class AI1
    3.79%(m)                                12/25/18                    86          86,441
  Small Business Administration
    Participation Certificates, Series
    97-20F, Class 1
    7.20%                                   06/01/17                   787         828,974
  Structured Asset Investment Loan
    Trust, Series 03-BC2, Class M2
    5.78%(m)                                04/25/33                   350         351,476
  Structured Asset Investment Loan
    Trust, Series 03-BC3, Class M2
    5.78%(m)                                04/25/33                   250         250,963
  Structured Asset Receivables Trust,
    Series 03-2
    3.40%(q)                                01/21/09                   863         863,222
  Sutter CBO Ltd., Series 01-1A,
    Class A3L
    5.37%(q)                                05/15/07                   425         426,062
                                                                               -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $30,919,239)                                                            31,080,620
                                                                               -----------
CORPORATE BONDS -- 6.3%
Aerospace -- 0.1%
  Lockheed Martin Corp., Senior
    Debentures
    8.50%                                   12/01/29                    45          61,966
  Lockheed Martin Tactical Systems,
    Inc., Senior Debentures
    7.00%                                   09/15/23                   150         174,321
  Northrop Grumman Corp.,
    Debentures
    7.88%                                   03/01/26                    75          94,738
  Northrop Grumman Corp., Senior
    Debentures
    7.75%                                   02/15/31                   200         258,292
  Northrop Grumman Corp., Senior
    Unsecured Notes
    4.08%                                   11/16/06                   280         278,647
                                                                               -----------
                                                                                   867,964
                                                                               -----------
Banks -- 1.5%
  Bank of America Corp., Capital
    Securities
    8.07%(q)                                12/31/26                $  225     $   241,618
  Bank of America Corp., Senior
    Notes
    5.88%                                   02/15/09                    45          46,657
  Bank of America Corp., Senior
    Unsecured Notes
    3.25%                                   08/15/08                    75          72,346
    4.50%                                   08/01/10                   460         455,538
    5.38%                                   06/15/14                    25          25,763
  Bank of America Corp.,
    Subordinated Notes
    7.40%                                   01/15/11                   325         362,948
  Bank of New York Co., Inc., Senior
    Subordinated Notes
    3.80%                                   02/01/08                   275         270,207
  BankBoston N.A., Subordinated
    Notes
    7.38%                                   09/15/06                   125         128,165
  Barclays Bank PLC
    6.28%                                   12/15/49                   100          98,500
  Citigroup Capital ll, Capital
    Securities
    7.75%                                   12/01/36                   225         238,644
  Citigroup, Inc., Senior Unsecured
    Notes
    3.50%                                   02/01/08                    90          87,836
  Citigroup, Inc., Subordinated Notes
    5.00%                                   09/15/14                   944         938,903
  Citigroup, Inc., Unsecured Notes
    3.62%                                   02/09/09                   175         169,677
    4.12%                                   02/22/10                 1,425       1,392,524
  Crestar Capital Trust I, Capital
    Securities
    8.16%                                   12/15/26                   175         187,710
  Depfa ACS Bank, Senior Notes
    3.62%                                   10/29/08                   150         146,192
  First Union Capital l, Capital
    Securities
    7.94%                                   01/15/27                   325         348,161
  Fleetboston Financial Corp., Senior
    Unsecured Notes
    3.85%                                   02/15/08                    60          59,109
  HBOS Treasury Services PLC,
    Senior Unsecured Notes
    3.60%(q)                                08/15/07                    35          34,382
  HBOS Treasury Services PLC,
    Unsecured Notes
    3.50%(q)                                11/30/07                    65          63,551
  HSBC Bank USA, Subordinated
    Notes
    3.87%                                   06/07/07                 1,000         990,418
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.35%                                   03/01/07                    50          50,498
    5.25%                                   05/30/07                    25          25,294
  J.P. Morgan Chase & Co.,
    Subordinated Notes
    6.75%                                   02/01/11                   550         597,438
  M&T Bank Corp., Senior Unsecured
    Notes
    3.85%(g)(m)                             04/01/13                   225         220,123

See accompanying notes to financial statements.
                                                                             123

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                                Par
                                          Maturity             (000)              Value
                                       ----------------   ----------------   ----------------
CORPORATE BONDS (Continued)
Banks (Continued)
  The Royal Bank of Scotland Capital
    Trust
    4.71%(m)                                12/29/49                $   90        $    86,829
  Sumitomo Mitsui Banking Corp.,
    Subordinated Notes
    5.62%(q)                                12/31/49                   250            249,152
  SunTrust Bank, Inc., Senior
    Unsecured Notes
    3.62%                                   10/15/07                   170            166,802
  Swedish Export Credit Corp.,
    Unsecured Notes
    2.88%                                   01/26/07                    75             73,703
  U.S. Bancorp., Senior Unsecured
    Notes
    3.95%                                   08/23/07                    15             14,834
  U.S. Bank N.A., Senior Bank Notes
    3.53%(m)                                10/01/07                   250            249,558
    4.40%                                   08/15/08                 1,075          1,069,220
  UBS Preferred Funding Trust I,
    Capital Securities
    8.62%(m)                                10/29/49                    35             40,546
  Wachovia Bank N.A., Senior Bank
    Notes
    4.38%                                   08/15/08                   600            596,659
  Wachovia Corp., Unsecured Notes
    3.62%                                   02/17/09                    35             33,950
  Wells Fargo & Co., Senior
    Unsecured Notes
    4.00%                                   08/15/08                   195            191,929
    4.20%                                   01/15/10                 1,200          1,177,572
  Wells Fargo & Co., Unsecured
    Notes
    3.50%                                   04/04/08                    50             48,794
    4.62%                                   08/09/10                    40             39,785
                                                                                  -----------
                                                                                   11,291,535
                                                                                  -----------
Broadcasting -- 0.1%
  Charter Communications Holdings
    LLC, Senior Unsecured Notes
    8.00%(q)                                04/30/12                   300            301,500
  DirecTV Holdings LLC, Senior
    Unsecured Notes
    6.38%(q)                                06/15/15                    60             59,100
  News America, Inc., Senior
    Debentures
    7.75%                                   01/20/24                    25             28,678
    7.28%                                   06/30/28                    35             38,804
  News America, Inc., Senior
    Unsecured Notes
    6.20%                                   12/15/34                   525            525,793
                                                                                  -----------
                                                                                      953,875
                                                                                  -----------
Chemicals -- 0.1%
  BCP Crystal U.S. Holdings Corp.,
    Senior Subordinated Notes
    9.62%                                   06/15/14                   183            204,503
  Equistar Chemical/Funding, Senior
    Unsecured Notes
    10.12%                                  09/01/08                   250            270,000
  Nalco Co., Senior Subordinated
    Notes
    8.88%                                   11/15/13                   300            307,500
  Rhodia SA, Senior Notes
    10.25%(d)                               06/01/10                $  135        $   142,762
                                                                                  -----------
                                                                                      924,765
                                                                                  -----------
Computer Software & Services -- 0.0%
  Sungard Data Systems, Inc., Senior
    Unsecured Notes
    9.12%(q)                                08/15/13                    45             46,631
                                                                                  -----------
Construction -- 0.2%
  Ainsworth Lumber Co. Ltd., Senior
    Unsecured Notes
    7.77%(m)                                10/01/10                   400            399,000
  K. Hovnanian Enterprises, Inc.,
    Senior Unsecured Notes
    6.25%(q)                                01/15/16                   470            437,100
  Lennar Corp., Senior Unsecured
    Notes
    5.60%(q)                                05/31/15                    90             88,148
  Pulte Homes, Inc., Senior
    Unsecured Notes
    6.38%                                   05/15/33                   250            238,463
                                                                                  -----------
                                                                                    1,162,711
                                                                                  -----------
Containers -- 0.0%
  Crown Holdings, Inc., Senior
    Secured Notes
    9.50%                                   03/01/11                    10             10,950
                                                                                  -----------
Energy & Utilities -- 0.5%
  AES Eastern Energy LP,
    Pass-Through Certificates
    9.00%                                   01/02/17                   510            595,495
  Centerpoint Energy, Inc., Senior
    Unsecured Notes
    7.25%                                   09/01/10                   355            385,428
  Dominion Resources, Inc., Senior
    Unsecured Notes
    7.20%                                   09/15/14                   450            505,736
  DTE Energy Co., Senior Unsecured
    Notes
    6.45%                                   06/01/06                   350            354,189
  FirstEnergy Corp., Senior
    Unsecured Notes
    7.38%                                   11/15/31                    80             94,176
  Florida Power Corp., First Mortgage
    Bonds
    6.65%                                   07/15/11                   100            108,489
  Georgia Power Co., Senior
    Unsecured Notes
    4.88%                                   07/15/07                   525            527,269
  Indiana Michigan Power, Senior
    Unsecured Notes
    6.12%                                   12/15/06                   325            330,159
  Pennsylvania Electric Co., Senior
    Unsecured Notes
    5.12%                                   04/01/14                    50             49,650
  Progress Energy, Inc., Senior
    Unsecured Notes
    7.75%                                   03/01/31                   200            238,810
  Reliant Energy, Inc., Senior
    Secured Notes
    9.25%                                   07/15/10                    50             54,250

See accompanying notes to financial statements.

124

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                                Par
                                          Maturity             (000)              Value
                                       ----------------   ----------------   ----------------
CORPORATE BONDS (Continued)
Energy & Utilities (Continued)
    6.75%                                   12/15/14                $   10         $    9,775
  TXU Corp., Senior Unsecured
    Notes
    4.80%                                   11/15/09                   825            794,893
                                                                                   ----------
                                                                                    4,048,319
                                                                                   ----------
Entertainment & Leisure -- 0.3%
  Comcast Cable Communications
    Corp., Senior Unsecured Notes
    7.05%                                   03/15/33                   815            907,054
  Comcast Cable Holdings LLC,
    Senior Debentures
    7.88%                                   08/13-02/26                  7              8,275
  CSC Holdings, Inc., Senior
    Unsecured Notes
    8.12%                                   07/15/09                   600            604,500
  Riddell Bell Holdings, Inc., Senior
    Subordinated Notes
    8.38%                                   10/01/12                   110            110,275
  TCI Communications, Inc., Senior
    Notes
    7.12%                                   02/15/28                    35             39,252
  Time Warner Cos., Inc., Debentures
    6.95%                                   01/15/28                   205            222,131
  Time Warner Cos., Inc., Senior
    Debentures
    7.57%                                   02/01/24                    30             34,248
    7.70%                                   05/01/32                   525            622,277
  Wynn Las Vegas LLC, First
    Mortgage Notes
    6.62%                                   12/01/14                    25             23,813
                                                                                   ----------
                                                                                    2,571,825
                                                                                   ----------
Finance -- 1.0%
  Associates Corp. NA, Subordinated
    Debentures
    6.88%                                   11/15/08                   175            186,314
  Berkshire Hathaway Finance Corp.,
    Senior Unsecured Notes
    3.38%                                   10/15/08                    75             72,401
    4.12%                                   01/15/10                    35             34,258
  Berkshire Hathaway Finance Corp.,
    Unsecured Notes
    4.75%(q)                                05/15/12                   425            422,144
  Berkshire Hathaway, Inc., Senior
    Unsecured Notes
    3.57%(m)                                01/11/08                    60             60,034
  Credit Suisse First Boston USA,
    Inc., Senior Unsecured Notes
    4.12%                                   01/15/10                   350            341,168
  Crown European Holdings SA,
    Senior Secured Notes
    10.88%                                  03/01/13                    40             46,400
  Eksportfinans ASA, Unsecured
    Notes
    3.38%                                   01/15/08                   155            151,490
  General Electric Capital Corp.,
    Senior Unsecured Notes
    4.25%                                   01/15/08                   245            243,525
    6.12%                                   02/22/11                   975          1,034,066
    6.75%                                   03/15/32                    50             58,814
  General Electric Capital Corp.,
    Unsecured Notes
    3.45%(m)                                01/15/08                   400            400,864
    3.77%(m)                                07/28/08                $  150         $  150,261
    3.60%                                   10/15/08                    70             68,055
    4.12%                                   09/01/09                 2,450          2,402,676
  Household Finance Corp., Senior
    Unsecured Notes
    6.38%                                   10/15/11                   225            240,670
  HSBC Finance Corp., Senior
    Unsecured Notes
    4.75%                                   05/15/09                    50             49,861
  International Lease Finance Corp.,
    Senior Unsecured Notes
    5.75%                                   02/15/07                   525            530,843
  J.P. Morgan Capital Trust I, Capital
    Securities
    7.54%                                   01/15/27                   175            186,225
  Lehman Brothers Holdings, Inc.,
    Unsecured Notes
    4.00%                                   01/22/08                   200            197,650
  Lehman Brothers Holdings, Senior
    Unsecured Notes
    3.95%                                   11/10/09                   375            363,644
  Merrill Lynch & Co., Inc., Senior
    Unsecured Notes
    3.70%                                   04/21/08                   425            415,562
  Nationwide Building Society, Senior
    Unsecured Notes
    3.50%(q)                                07/31/07                    75             73,586
  Student Loan Marketing Corp.,
    Senior Unsecured Notes
    5.62%                                   04/10/07                   250            253,850
                                                                                   ----------
                                                                                    7,984,361
                                                                                   ----------
Insurance -- 0.3%
  Allstate Financial Global Funding
    LLC, Senior Unsecured Notes
    6.15%(q)                                02/01/06                    50             50,292
  Allstate Financial Global Funding
    LLC, Unsecured Notes
    2.50%(q)(r)                             06/20/08                   325            306,634
  ASIF Global Financing, Unsecured
    Notes
    3.85%(q)                                11/26/07                    25             24,578
    3.90%(q)(r)                             10/22/08                    95             92,507
  Liberty Mutual Group, Inc.,
    Unsecured Notes
    6.50%(q)                                03/15/35                   265            243,334
  Marsh & McLennan Cos., Inc.,
    Senior Unsecured Notes
    5.75%                                   09/15/15                   175            173,325
  MassMutual Global Funding II,
    Senior Secured Notes
    2.55%(q)                                07/15/08                    50             47,231
  MetLife, Inc., Senior Unsecured
    Notes
    5.70%                                   06/15/35                   310            307,359
  Monumental Global Funding II,
    Unsecured Note
    3.45%(q)                                11/30/07                   350            343,323
  Protective Life Corp., Secured
    Notes
    3.70%                                   11/24/08                    60             58,280
  Sun Life of Canada Capital Trust,
    Capital Securities
    8.53%(q)                                05/29/49                   195            210,844

See accompanying notes to financial statements.

                                                                             125

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                                Par
                                          Maturity             (000)              Value
                                       ----------------   ----------------   ----------------
CORPORATE BONDS (Continued)
Insurance (Continued)
  TIAA Global Markets, Senior
    Unsecured Notes
    3.88%(q)                                01/22/08                $   55         $   54,067
  Wellpoint, Inc., Unsecured Notes
    5.95%                                   12/15/34                   300            312,768
                                                                                   ----------
                                                                                    2,224,542
                                                                                   ----------
Leasing -- 0.0%
  United Rentals N.A., Inc., Senior
    Subordinated Notes
    7.75%(d)                                11/15/13                   200            193,000
                                                                                   ----------
Manufacturing -- 0.0%
  Ispat Inland ULC, Senior Secured
    Notes
    9.75%                                   04/01/14                    10             11,600
                                                                                   ----------
Medical & Medical Services -- 0.0%
  Iasis Healthcare Corp., Senior
    Subordinated Notes
    8.75%                                   06/15/14                    70             72,800
  UnitedHealth Group, Inc., Senior
    Unsecured Notes
    7.50%                                   11/15/05                   175            175,544
                                                                                    ----------
                                                                                      248,344
                                                                                   ----------
Metal & Mining -- 0.1%
  Ipsco, Inc., Senior Notes
    8.75%                                   06/01/13                   450            497,250
  TRIMAS Corp., Senior
    Subordinated Notes
    9.88%                                   06/15/12                   395            325,875
                                                                                   ----------
                                                                                      823,125
                                                                                   ----------
Motor Vehicles -- 0.0%
  Arvinmeritor, Inc., Senior
    Unsecured Notes
    8.75%                                   03/01/12                    40             39,400
  DaimlerChrysler AG, Senior
    Debentures
    7.45%                                   03/01/27                    15             16,322
  DaimlerChrysler NA Holdings Corp.,
    Senior Unsecured Notes
    8.50%                                   01/18/31                   175            211,873
  Delco Remy International, Inc.,
    Senior Subordinated Notes
    9.38%(g)(q)                             04/15/12                    50             28,000
                                                                                   ----------
                                                                                      295,595
                                                                                   ----------
Oil & Gas -- 0.3%
  Anadarko Finance Co., Senior
    Unsecured Notes
    7.50%                                   05/01/31                   160            196,978
  ANR Pipeline Co., Senior
    Debentures
    9.62%                                   11/01/21                    60             74,100
    7.38%                                   02/15/24                    15             15,466
  Chesapeake Energy Corp., Senior
    Unsecured Notes
    6.25%                                   01/15/18                    80             78,400
  Consolidated Natural Gas, Inc.,
    Senior Debentures
    5.00%                                   03/01/14                    20             19,732
  Dynegy Holdings, Inc., Secured
    Notes
    10.12%(q)                               07/15/13                   130            144,950
  El Paso Natural Gas Co., Senior
    Notes
    7.62%                                   08/01/10                $   25         $   25,995
  El Paso Natural Gas Co., Senior
    Unsecured Notes
    8.38%                                   06/15/32                    15             17,156
  Enterprise Products Operating LP,
    Senior Unsecured Notes
    4.95%                                   06/01/10                   125            122,854
    5.60%                                   10/15/14                   150            149,472
  Gazstream SA, Unsecured Notes
    5.62%(q)                                07/22/13                   290            289,556
  Kern River Funding Corp., Senior
    Unsecured Notes
    4.89%(q)                                04/30/18                   246            243,494
  Newfield Exploration Co., Senior
    Subordinated Notes
    6.62%                                   09/01/14                   250            260,000
  Northwest Pipeline Corp., Senior
    Unsecured Notes
    8.12%                                   03/01/10                   120            128,100
  Petro-Canada, Senior Unsecured
    Notes
    5.95%                                   05/15/35                   220            220,899
                                                                                    ----------
                                                                                    1,987,152
                                                                                   ----------
Pharmaceuticals -- 0.1%
  Bristol-Myers Squibb Co., Senior
    Debentures
    6.88%                                   08/01/97                    25             28,770
  Merck & Co., Inc., Senior
    Unsecured Notes
    4.38%                                   02/15/13                   410            390,765
                                                                                   ----------
                                                                                      419,535
                                                                                   ----------
Railroad & Shipping -- 0.0%
  Union Pacific Corp., Senior
    Debentures
    7.12%                                   02/01/28                   150            176,508
                                                                                   ----------
Real Estate -- 0.4%
  Avalonbay Communities, Inc.,
    Senior Unsecured Notes
    7.50%                                   12/15/10                    25             27,842
  EOP Operating LP, Senior Notes
    6.80%                                   01/15/09                   775            817,719
  EOP Operating LP, Senior
    Unsecured Notes
    7.50%                                   04/19/29                    30             34,712
  ERP Operating LP, Senior Notes
    6.58%                                   04/13/15                   170            185,915
  The Rouse Co., Unsecured Notes
    3.62%                                   03/15/09                 1,200          1,121,693
  Simon Property Group LP, Senior
    Unsecured Notes
    7.38%                                   01/20/06                   400            403,269
                                                                                   ----------
                                                                                    2,591,150
                                                                                   ----------
Retail Merchandising -- 0.1%
  May Department Stores Co.,
    Debentures
    7.88%                                   03/01/30                    125            149,008
  May Department Stores Co., Senior
    Debentures
    8.12%                                   08/15/35                    200            225,417

See accompanying notes to financial statements.

126

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                                Par
                                          Maturity             (000)              Value
                                       ----------------   ----------------   ----------------
CORPORATE BONDS (Continued)
Retail Merchandising (Continued)
  Movie Gallery, Inc., Senior
    Unsecured Notes
    11.00%(d)                               05/01/12                $   55        $    49,087
                                                                                  -----------
                                                                                      423,512
                                                                                  -----------
Semiconductors & Related Devices -- 0.0%
  Magnachip Semiconductor, Secured
    Notes
    7.12%(m)                                12/15/11                    30             29,850
                                                                                  -----------
Telecommunications -- 0.8%
  America Movil SA de CV,
    Unsecured Notes
    6.38%                                   03/01/35                    75             72,722
  American Tower Corp., Senior
    Unsecured Notes
    7.50%(d)                                05/01/12                   800            848,000
  Cincinnati Bell, Inc., Senior
    Unsecured Notes
    7.25%(d)                                07/15/13                    20             21,250
  Deutsche Telekom International
    Finance BV (Netherlands), Senior
    Unsecured Notes
    8.75%                                   06/15/30                   265            342,120
  Eircom Funding (Ireland), Senior
    Subordinated Notes
    8.25%                                   08/15/13                   600            651,000
  L-3 Communications Corp., Senior
    Subordinated Notes
    6.38%(q)                                10/15/15                    35             35,262
  Qwest Corp., Unsecured Notes
    7.88%                                   09/01/11                   100            104,500
    7.12%(q)                                06/15/13                    75             78,000
  Rogers Wireless, Inc., Senior
    Secured Notes
    9.62%                                   05/01/11                   550            635,250
  SBC Communications, Inc.,
    Unsecured Notes
    4.39%(q)                                06/05/06                 1,125          1,123,628
    6.45%                                   06/15/34                    15             15,832
    6.15%                                   09/15/34                     5              5,117
  Sprint Capital Corp., Senior
    Unsecured Notes
    8.75%                                   03/15/32                   325            435,802
  Superior Essex Communications &
    Essex Group, Senior Notes
    9.00%                                   04/15/12                   500            505,000
  Verizon Global Funding Corp.,
    Senior Unsecured Notes
    7.75%                                   12/01/30                   365            444,671
  Verizon Maryland, Inc., Debentures
    5.12%                                   06/15/33                    10              8,657
  Vodafone Group PLC, Unsecured
    Notes
    5.00%                                   09/15/15                   400            396,959
                                                                                  -----------
                                                                                    5,723,770
                                                                                  -----------
Yankee -- 0.4%
  AID-Israel, Unsecured Notes
    5.50%(s)                                4/24-09/33                 185            198,396
  Banque Centrale de Tunisie
    (Tunisia), Senior Unsecured
    Notes
    7.38%(s)                                04/25/12                $  425        $   480,250
  Corp Andina de Fomento (Spain),
    Senior Unsecured Notes
    6.88%(s)                                03/15/12                   125            137,066
  Japan Finance Corp. for Municipal
    Enterprises, Unsecured Notes
    4.62%(s)                                04/21/15                   900            893,362
  Nationwide Building Society (United
    Kingdom), Unsecured Notes
    2.62%(q)(s)                             01/30/07                   550            536,502
  Omi Corp. (Mali), Senior Notes
    7.62%(s)                                12/01/13                   235            239,700
  Suncor Energy, Inc. (Canada)
    5.95%(s)                                12/01/34                    20             21,239
  Teck Cominco Ltd. (Canada),
    Senior Unsecured Notes
    6.12%(s)                                10/01/35                   175            171,610
  Telecom Italia Capital
    (Luxembourg), Senior Unsecured
    Notes
    4.95%(q)(s)                             09/30/14                   475            459,673
  United Mexican States, Bonds
    8.12%(s)                                12/30/19                   180            218,970
  United Mexican States, Senior
    Unsecured Notes
    8.30%(s)                                08/15/31                    25             31,250
  Vodafone Group PLC (United
    Kingdom), Senior Unsecured
    Notes
    7.75%(s)                                02/15/10                    70             78,079
                                                                                  -----------
                                                                                    3,466,097
                                                                                  -----------
TOTAL CORPORATE BONDS
  (Cost $48,356,284)
                                                                                   48,476,716
                                                                                  -----------
FOREIGN BONDS -- 0.3%
  Bundesrepublic Deutschland
    (Germany) (EUR)
     4.75%
  (Cost $2,197,562)                         07/04/34                 1,500          2,179,298
                                                                                  -----------
TAXABLE MUNICIPAL BONDS -- 0.1%
  Atlantic Marine Corp. Communities,
    Notes
    5.34%(q)                                12/01/50                   600            600,000
  Ohana Military Communities LLC,
    Military Housing Revenue Bonds
    (Navy Hawaii Housing
    Privatization Project) Series 04-A,
    Class 1
    6.19%                                   04/01/49                    25             27,276
                                                                                  -----------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $625,000)
                                                                                      627,276
                                                                                  -----------

See accompanying notes to financial statements.
                                                                             127

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Continued)

As of September 30, 2005

                                                                Par
                                          Maturity             (000)              Value
                                       ----------------   ----------------   ----------------
SHORT TERM INVESTMENTS -- 19.3%
  Banco Santader, Certificate of
    Deposit
    3.70%(t)                                05/10/06               $ 7,873       $  7,873,017
  Federal Home Loan Bank, Discount
    Notes
    3.18%(u)                                10/03/05                10,000          9,998,233
  Federal National Mortgage
    Association, Discount Notes
    3.50%                                   10/03/05                 3,500          3,499,319
  Morgan Stanley, Floating Rate
    Notes
    4.02%(m)(t)                             11/07/05                10,271         10,270,644
    4.01%(m)(t)                             11/14/05                 4,083          4,083,020
    4.02%(m)(t)                             01/05/06                12,214         12,214,343
  U.S. Treasury Bills
    3.15%                                   11/17/05                14,350         14,290,986
  Galileo Money Market Fund                                          9,784          9,783,531
  Institutional Money Market
    Trust(t)(v)                                                     77,248         77,247,763
                                                                                 ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $149,260,856)                                                             149,260,856
                                                                                 ------------

TOTAL INVESTMENTS IN SECURITIES --  117.8%
  (Cost $818,325,074(a))                                                         $909,651,353
                                                                                 ------------

                                                           Number of
                                                           Contracts           Value
                                                          ----------------   ----------------
CALL SWAPTIONS WRITTEN -- (0.1)%
  Barclays Capital,
    Strike Price 5.135,
    Expires 04/21/08                                                 (320)(w)       $(153,472)
  Citibank, Strike
    Price 5.67, Expires
    01/04/10                                                          (50)(w)         (34,314)
  Deutsche Bank, Strike
    Price 5.015,
    Expires 01/29/07                                                  (35)(w)         (12,996)
  Union Bank, Strike
Price 4.725,
    Expires 06/13/07                                                 (790)(w)        (231,865)
    Warburg Dillon Read
LLC, Strike
    Price 5.00, Expires                                              (370)(w)        (169,904)
    06/16/10
                                                                                  -----------
TOTAL CALL SWAPTIONS WRITTEN
  (Premiums received $668,790)                                                       (602,551)
                                                                                  -----------

PUT SWAPTIONS WRITTEN -- (0.1)%
  Barclays Capital,
S trike Price 5.135,
    Expires 04/21/08                                                   (320)(w)      (112,928)
  Citibank, Strike
Price 5.67, Expires
    01/04/10                                                            (50)(w)       (15,207)
  Deutsche Bank, Strike
Price 5.015,
    Expires 01/29/07                                                    (35)(w)        (9,384)
  Union Bank, Strike
Price 4.725,
    Expires 06/13/07                                                   (790)(w)      (329,114)
  Warburg Dillon Read
LLC, Strike
    Price 5.00, Expires                                                (370)(w)      (187,183)
06/16/10
                                                                                   ----------
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received $668,790)                                                       (653,816)
                                                                                   ----------

See accompanying notes to financial statements.

128

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ASSET ALLOCATION PORTFOLIO (Concluded)

As of September 30, 2005

                                                                Value
                                                          ----------------
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (17.6)%                                                    $(135,960,372)
                                                          ----------------
NET ASSETS -- 100.0%
  (Applicable to 1,918,215 Institutional
shares,
  140,180 Service shares, 31,758,099
Investor A
  shares, 11,838,472 Investor B shares
and 4,394,244
  Investor C shares outstanding)                             $ 772,434,614
                                                          ================

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($29,752,239/1,918,215)                                           $15.51
                                                          ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($2,171,034/140,180)                                              $15.49
                                                          ================
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($491,556,692/31,758,099)                                         $15.48
                                                          ================
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($15.48/0.9425)                                                   $16.42
                                                          ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($181,583,235/11,838,472)                                         $15.34
                                                          ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($67,371,414/4,394,244)                                           $15.33
                                                          ================

-------------------
(a) Cost for Federal income tax purposes is $821,526,498. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
    Gross unrealized appreciation                                  $99,101,243
    Gross unrealized depreciation                                  (10,976,388)
                                                                   -----------
                                                                   $88,124,855
                                                                   ===========

(b) Securities valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2005, these securities had a total market value of $328,405 which represents 0.04% of net assets.
(c) Non-income producing security.
(d) Total or partial securities on loan.
(e) Security valued under consistently applied procedures established by the
    Board.
(f) Security restricted as to public resale. These securities are ineligible for resale into the public market until such time that either (I) a resale
    Registration Statement has been filed with the SEC and declared effective or (II) resale is permitted under Rule 144A without the need for an effective registration statement. As of September 30, 2005, the Portfolio held 0.95% of its net assets, with a current market value of $7,353,392 and a current cost of $2,402,265 in these securities.
(g) Security is illiquid. As of September 30, 2005, the Portfolio held 0.08% of its net assets, with a current market value of $601,655 in these securities.
(h) Shares held at end of period are less than 1.
(i) As of September 30, 2005, the aggregate amount of shares called for by these warrants is 9,725. These warrants were exercisable as of 1/21/04.
(j) As of September 30, 2005, the aggregate amount of shares called for by these warrants is 68,773. These warrants were exercisable as of 7/24/03.
(k) As of September 30, 2005, the aggregate amount of shares called for by these warrants is 3,650. These warrants were exercisable as of 9/29/04.
(l) Par held at end of period is less than 1,000.
(m) Rates shown are the rates as of September 30, 2005.
(n) Rates shown are the effective yields as of September 30, 2005.
(o) Interest rate of underlying collateral.
(p) Securities, or a portion thereof, with a market value of $1,284,980 have been pledged as collateral for swap and swaption contracts.
(q) Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
    2005, the Portfolio held 2.0% of its net assets, with a current market value of $15,981,244, in securities restricted as to resale.
(r) Securities, or a portion thereof, pledged as collateral with a value of
    $403,066 on 217 Short U.S. Treasury Note future contract, 211 Long U.S.
    Treasury Notes future contracts, 133 Long Treasury Bonds futures contracts, and 58 short Euro-Bobl futures contracts expiring December 2005. The value of such contracts on September 30, 2005 was $74,558,514, with an unrealized loss of $522,151 (including commissions of $1,379).
(s) Security is a foreign domiciled issuer which is registered with the
    Securities and Exchange Commission.
(t) Securities purchased with the cash proceeds from securities loaned.
(u) The rate shown is the effective yield on the discount notes at the time of purchase.
(v) Represents an investment in an affiliate.
(w) Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.
                                                                             129

                                BlackRock Funds

                      STATEMENT OF ASSETS AND LIABILITIES
                           ASSET ALLOCATION PORTFOLIO

As of September 30, 2005

ASSETS
  Investments at value (Cost $818,325,074)..............       $909,651,353
  Cash denominated in foreign currencies
  (Cost $3,093,400)..........................                     3,090,502
  Dividends and reclaims receivable ....................            714,759
  Interest receivable ..................................          1,587,867
  Investments sold receivable ..........................         62,926,900
  Capital shares sold receivable .......................            827,237
  Prepaid expenses .....................................             21,029
  Unrealized appreciation on forward foreign currency
  contracts ....................                                      8,439
  Unrealized appreciation on interest rate swaps .......            264,344
  Futures margin receivable ............................              3,808
                                                               ------------
    TOTAL ASSETS ......................................         979,096,238
                                                               ------------
LIABILITIES
  Payable upon return of securities loaned .............        111,688,786
  Investments purchased payable ........................         91,023,679
  Capital shares redeemed payable ......................          1,236,296
  Advisory fees payable ................................            218,472
  Administrative fees payable ..........................            139,959
  Transfer agent fees payable ..........................             93,975
  Other accrued expenses payable .......................            478,911
  Swaptions written, at fair value
  (premiums received $1,337,580)...................               1,256,367
  Foreign taxes payable ................................              2,869
  Futures margin payable ...............................             58,266
  Futures sold payable .................................                 35
  Unrealized depreciation on forward foreign
  currency contracts ....................                            4,990
  Unrealized depreciation on interest rate swaps .......            459,019
                                                               ------------
    TOTAL LIABILITIES .................................         206,661,624
                                                               ------------
NET ASSETS (Applicable to 1,918,215 Institutional
 shares,140,180 Service shares, 31,758,099 Investor
 A shares, 11,838,472 Investor B shares and 4,394,244
 Investor C shares outstanding) .......................       $772,434,614
                                                              ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($29,752,239/1,918,215).......       $      15.51
                                                              ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($2,171,034/140,180)................       $      15.49
                                                              ============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($491,556,692/31,758,099)........       $      15.48
                                                              ============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
 ($15.48/0.9425)........................ ..............       $      16.42
                                                              ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales
 charge of 4.5%)
 PER INVESTOR B SHARE ($181,583,235/11,838,472)........       $      15.34
                                                              ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales
 charge of 1.0%)
 PER INVESTOR C SHARE ($67,371,414/4,394,244)..........       $      15.33
                                                              ============
See accompanying notes to financial statements.

130

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                             INDEX EQUITY PORTFOLIO

As of September 30, 2005

                                                               Value
                                                          ----------------
Investment in The U.S. Large Company
Series of The
  DFA Investment Trust Company -- 100.2%
  (Cost $1,040,173,789)                                     $1,327,794,602
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (0.2)%                                              (2,688,158)
                                                          ----------------
NET ASSETS -- 100.0%
  (Applicable to 25,183,897
Institutional shares,
  2,923,124 Service shares, 12,628,189
Investor A
  shares, 5,934,632 Investor B shares
and 9,902,270
  Investor C shares outstanding)                            $1,325,106,444
                                                          ================

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE
  ($595,049,925/25,183,897)                                        $ 23.63
                                                          ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  PER SERVICE SHARE
  ($68,636,772/2,923,124)                                          $ 23.48
                                                          ================
NET ASSET VALUE AND
  REDEMPTION PRICE
  PER INVESTOR A SHARE
  ($296,266,401/12,628,189)                                        $ 23.46
                                                          ================
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($23.46/0.970)                                                   $ 24.19
                                                          ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($136,877,834/5,934,632)                                         $ 23.06
                                                          ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($228,275,512/9,902,270)                                         $ 23.05
                                                          ================

    See accompanying notes to financial statements and accompanying financial statements and related notes for The Dfa Investment Trust Company.

                                                                             131

                                BlackRock Funds

                               INVESTMENT ABBREVIATIONS

                     ADR       American Depository Receipts
                     CMT       Constant Maturity Treasury
                     IO        Interest Only
                     NVDR      Non Voting Depository Receipts
                     PLC       Public Limited Company
                     PO        Principal Only

132

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                Blackrock Funds

                            STATEMENTS OF OPERATIONS

For the Period Ended September 30, 2005

                                                                         Large Cap         Large Cap
                                                       Investment          Value             Growth         Divident
                                                         Trust             Equity            Equity         AchiversTM
                                                       Portfolio         Portfolio         Portfolio        Portfolio
                                                    10/1/04-9/30/05   10/1/04-9/30/05   10/1/04-9/30/05  10/1/04-9/30/05
                                                   ----------------- ----------------- ----------------- ---------------
Investment income:
 Interest ........................................    $    100,359      $    48,432       $    17,126       $   14,602
 Securities lending income .......................          57,942           19,629             3,516            2,137
 Dividends and reclaims ..........................      18,298,686        7,770,890         1,083,548          630,260
 Foreign taxes withheld ..........................              --               --              (357)             (45)
                                                      ------------      -----------       -----------       ----------
   Total investment income .......................      18,456,987        7,838,951         1,103,833          646,954
                                                      ------------      -----------       -----------       ----------
Expenses:
 Investment advisory fee .........................       5,239,291        1,766,013           377,793          121,609
 Administration fee ..............................         742,418          272,929            58,386           18,794
 Administration fee - class specific .............       1,410,510          465,969            99,808           31,749
 Custodian fee ...................................         123,935           58,342            32,266           26,127
 Transfer agent fee ..............................       2,224,415          338,302           101,981           18,960
 Transfer agent fee - class specific .............         176,142           57,844            12,390            3,925
 Shareholder servicing fees - class specific .....       1,486,203          497,508           109,991           43,150
 Distribution fees - class specific ..............       1,877,555          480,206           121,645           66,429
 Legal and audit fee .............................         177,258           62,490            23,857           22,107
 Printing fee ....................................         367,072           94,997            26,944            3,652
 Registration fees and expenses ..................          48,085           48,312            43,618           75,020
 Trustees' fees ..................................          32,089           11,011             2,466              790
 Licensing fees ..................................              --               --                --           32,147
 Other ...........................................          86,225            9,696            11,180            6,457
                                                      ------------      -----------       -----------       ----------
   Total expenses ................................      13,991,198        4,163,619         1,022,325          470,916
                                                      ------------      -----------       -----------       ----------
    Less investment advisory fees waived..........      (1,130,568)        (156,151)         (120,900)        (107,888)
    Less administration fees waived ..............              --               --                --          (12,785)
    Less administration fees waived - class
     specific ....................................        (780,624)        (205,509)          (48,090)          (6,932)
    Less distribution fees waived - class
     specific ....................................        (400,526)        (121,392)          (17,612)          (9,364)
    Less custodian fees waived ...................          (9,700)          (3,097)           (1,520)            (970)
    Less transfer agent fees waived ..............        (159,228)         (23,735)           (5,119)          (1,495)
    Less expenses reimbursed by advisor...........              --               --                --           (8,157)
    Less expenses reimbursed by
     distributor (Note D) ........................              --               --                --               --
    Reimbursement of distribution fees
     (Note D) ....................................              --               --                --               --
                                                      ------------      -----------       -----------       ----------
   Net expenses ..................................      11,510,552        3,653,735           829,084          323,325
                                                      ------------      -----------       -----------       ----------
 Net investment income (loss) ....................       6,946,435        4,185,216           274,749          323,629
                                                      ------------      -----------       -----------       ----------
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions:
 Net increase from payment by affiliate
  (Note D) .......................................              --               --                --               --
  Investment transactions ........................     161,357,593       46,991,163        15,245,011         (403,215)
  Futures and options contracts ..................         (24,969)          62,682            83,076           64,896
                                                      ------------      -----------       -----------       ----------
                                                       161,332,624       47,053,845        15,328,087         (338,319)
                                                      ------------      -----------       -----------       ----------
Change in unrealized appreciation
 (depreciation) from:
  Investments ....................................     243,695,510       21,728,980        (6,622,887)       1,162,011
  Futures and options contracts ..................          50,486           (3,947)           (8,387)           2,961
                                                      ------------      -----------       -----------       ----------
                                                       243,745,996       21,725,033        (6,631,274)       1,164,972
                                                      ------------      -----------       -----------       ----------
Net gain on investments and foreign currency
 transactions ....................................     405,078,620       68,778,878         8,696,813          826,653
                                                      ------------      -----------       -----------       ----------
Net increase in net assets resulting from
 operations ......................................    $412,025,055      $72,964,094       $ 8,971,562       $1,150,282
                                                      ============      ===========       ===========       ==========

                                                         Legacy           Legacy
                                                       Portfolio        Portfolio
                                                    11/1/04-9/30/05   11/1/03-10/31/04
                                                   ----------------- -----------------
Investment income:
 Interest ........................................    $    52,748       $    58,904
 Securities lending income .......................         30,012            71,531
 Dividends and reclaims ..........................      4,027,170         2,660,940
 Foreign taxes withheld ..........................        (34,752)          (32,242)
                                                      -----------       -----------
   Total investment income .......................      4,075,178         2,759,133
                                                      -----------       -----------
Expenses:
 Investment advisory fee .........................      1,758,575         2,172,192
 Administration fee ..............................        178,866           107,908
 Administration fee - class specific .............        278,963                --
 Custodian fee ...................................         44,300           153,507
 Transfer agent fee ..............................        469,751         1,089,375
 Transfer agent fee - class specific .............         34,630                --
 Shareholder servicing fees - class specific .....        555,009                --
 Distribution fees - class specific ..............        883,345         1,639,956
 Legal and audit fee .............................         63,391            63,000
 Printing fee ....................................        118,562           103,808
 Registration fees and expenses ..................        124,789            61,750
 Trustees' fees ..................................         12,882            28,442
 Licensing fees ..................................             --                --
 Other ...........................................          6,630            38,210
                                                      -----------       -----------
   Total expenses ................................      4,529,693         5,458,148
                                                      -----------       -----------
    Less investment advisory fees waived..........             --                --
    Less administration fees waived ..............             --                --
    Less administration fees waived - class
     specific ....................................       (241,385)               --
    Less distribution fees waived - class
     specific ....................................        (82,972)               --
    Less custodian fees waived ...................         (2,607)           (9,261)
    Less transfer agent fees waived ..............        (29,531)               --
    Less expenses reimbursed by advisor...........             --                --
    Less expenses reimbursed by
     distributor (Note D) ........................             --                --
    Reimbursement of distribution fees
     (Note D) ....................................             --                --
                                                      -----------       -----------
   Net expenses ..................................      4,173,198         5,448,887
                                                      -----------       -----------
 Net investment income (loss) ....................        (98,020)       (2,689,754)
                                                      -----------       -----------
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions:
 Net increase from payment by affiliate
  (Note D) .......................................        294,363            15,707
  Investment transactions ........................     10,863,747        49,361,911
  Futures and options contracts ..................             --                --
                                                      -----------       -----------
                                                       11,158,110        49,377,618
                                                      -----------       -----------
Change in unrealized appreciation
 (depreciation) from:
  Investments ....................................     19,011,842        32,508,263)
  Futures and options contracts ..................          3,519                --
                                                      -----------       -----------
                                                       19,015,361        32,508,263)
                                                      -----------       -----------
Net gain on investments and foreign currency
 transactions ....................................     30,173,471        16,869,355
                                                      -----------       -----------
Net increase in net assets resulting from
 operations ......................................    $30,075,451       $14,179,601
                                                      ===========       ===========

See accompanying notes to financial statements.

134

                          BlackRock Funds

                                                        Mid-cap           Mid-cap           Mid-cap
                                                         Value             Value             Growth
                                                        Equity            Equity             Equity          Aurora
                                                       Portfolio         Portfolio         Portfolio       Portfolio
                                                    3/1/05-9/30/05    7/1/04-2/28/05    10/1/04-9/30/05  10/1/04-9/30/05
                                                   ----------------- ----------------- ----------------- ---------------
Investment income:
 Interest ........................................    $   383,740       $   832,474      $    112,575     $  1,876,190
 Securities lending income .......................         29,730            95,612            27,704        1,185,253
 Dividends and reclaims ..........................      6,061,244         9,546,084         1,474,895       29,579,151
 Foreign taxes withheld ..........................         (2,727)               --              (975)         (54,850)
                                                      -----------       -----------      ------------     ------------
   Total investment income .......................      6,471,987        10,474,170         1,614,199       32,585,744
                                                      -----------       -----------      ------------     ------------
Expenses:
 Investment advisory fee .........................      3,472,893         3,038,640         2,766,100       25,627,116
 Administration fee ..............................        354,899           114,891           293,898        1,411,872
 Administration fee - class specific .............        629,456            88,510           501,885        2,688,100
 Custodian fee ...................................         55,837           106,832            48,922          302,848
 Transfer agent fee ..............................        608,564         1,108,449           932,440        3,467,756
 Transfer agent fee - class specific .............         78,150            10,987            62,303          353,170
 Shareholder servicing fees - class specific .....        998,678         1,047,061           702,359        7,388,439
 Distribution fees - class specific ..............      1,242,773         1,174,289           732,269        8,496,367
 Legal and audit fee .............................        101,994            52,379            69,068          256,084
 Printing fee ....................................        219,127           180,196           152,865        1,156,598
 Registration fees and expenses ..................         49,170           171,370            48,709           61,966
 Trustees' fees ..................................         14,621            14,829            11,477          105,727
 Licensing fees ..................................             --                --                --               --
 Other ...........................................         42,253            32,265            28,627          289,362
                                                      -----------       -----------      ------------     ------------
   Total expenses ................................      7,868,415         7,140,698         6,350,922       51,605,405
                                                      -----------       -----------      ------------     ------------
    Less investment advisory fees waived..........       (600,552)          (61,303)         (127,946)              --
    Less administration fees waived ..............             --                --                --               --
    Less administration fees waived - class
     specific ....................................       (607,206)          (87,493)         (185,273)              --
    Less distribution fees waived - class
     specific ....................................       (274,186)          (38,049)         (209,447)      (1,267,403)
    Less custodian fees waived ...................         (4,726)           (4,726)           (4,112)         (13,062)
    Less transfer agent fees waived ..............        (51,234)          (51,234)          (67,872)        (141,720)
    Less expenses reimbursed by advisor...........             --                --                --               --
    Less expenses reimbursed by
     distributor (Note D) ........................             --          (271,500)               --               --
    Reimbursement of distribution fees
     (Note D) ....................................             --           (91,069)               --               --
                                                      -----------       -----------      ------------     ------------
   Net expenses ..................................      6,330,511         6,535,324         5,756,272       50,183,220
                                                      -----------       -----------      ------------     ------------
 Net investment income (loss) ....................        141,476         3,938,846        (4,142,073)     (17,597,476)
                                                      -----------       -----------      ------------     ------------
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions:
 Net increase from payment by affiliate
  (Note D) .......................................             --           554,230                --          203,165
  Investment transactions ........................     52,648,354        55,516,938        50,869,792      469,614,985
  Futures and options contracts ..................             --                --                --               --
                                                      -----------       -----------      ------------     ------------
                                                       52,648,354        56,071,168        50,869,792      469,818,150
                                                      -----------       -----------      ------------     ------------
Change in unrealized appreciation
 (depreciation) from:
  Investments ....................................      1,969,402        25,454,000        66,962,559       30,943,367
  Futures and options contracts ..................             --                --                --               --
                                                      -----------       -----------      ------------     ------------
                                                        1,969,402        25,454,000        66,962,559       30,943,367
                                                      -----------       -----------      ------------     ------------
Net gain on investments and foreign currency
 transactions ....................................     54,617,756        81,525,168       117,832,351      500,761,517
                                                      -----------       -----------      ------------     ------------
Net increase in net assets resulting from
 operations ......................................    $54,759,232       $85,464,014      $113,690,278     $483,164,041
                                                      ===========       ===========      ============     ============

                                                     Small/Mid-cap       Small Cap        Small Cap         Small Cap
                                                         Growth         Value Equity     Core Equity      Growth Equity
                                                       Portfolio         Portfolio        Portfolio         Portfolio
                                                    10/1/04-9/30/05   10/1/04-9/30/05  10/1/04-9/30/05   10/1/04-9/30/05
                                                   ----------------- ----------------- ---------------   ----------------
Investment income:
 Interest ........................................   $   118,943       $    67,965       $   28,323       $   514,311
 Securities lending income .......................        84,191            21,000            8,266            43,199
 Dividends and reclaims ..........................     1,452,521         1,540,045          142,529         2,251,007
 Foreign taxes withheld ..........................        (1,401)           (3,277)            (517)           (4,976)
                                                     -----------       -----------       ----------       -----------
   Total investment income .......................     1,654,254         1,625,733          178,601         2,803,541
                                                     -----------       -----------       ----------       -----------
Expenses:
 Investment advisory fee .........................     2,534,041           727,645          253,984         2,903,801
 Administration fee ..............................       201,632           112,454           21,589           445,733
 Administration fee - class specific .............       294,340           185,242           36,539           765,314
 Custodian fee ...................................        23,303            31,754           19,348            85,046
 Transfer agent fee ..............................       919,160            82,325           22,216           260,947
 Transfer agent fee - class specific .............        36,539            23,036            4,536            95,004
 Shareholder servicing fees - class specific .....       727,731           158,736           48,070           525,855
 Distribution fees - class specific ..............       586,666           197,960          101,133           408,918
 Legal and audit fee .............................        79,148            33,145           19,285            89,455
 Printing fee ....................................       165,609            39,778           12,729           220,379
 Registration fees and expenses ..................       106,033            60,513           63,179            69,672
 Trustees' fees ..................................        17,480             4,349              818            18,112
 Licensing fees ..................................            --                --               --                --
 Other ...........................................        32,976            13,432            6,526            33,250
                                                     -----------       -----------       ----------       -----------
   Total expenses ................................     5,724,658         1,670,369          609,952         5,921,486
                                                     -----------       -----------       ----------       -----------
    Less investment advisory fees waived..........       (29,657)               --          (88,870)               --
    Less administration fees waived ..............            --                --               --                --
    Less administration fees waived - class
     specific ....................................      (267,930)          (15,760)          (8,721)               --
    Less distribution fees waived - class
     specific ....................................      (151,655)          (33,539)          (6,630)         (147,507)
    Less custodian fees waived ...................        (2,798)           (2,260)          (1,356)           (4,675)
    Less transfer agent fees waived ..............       (22,847)           (4,878)          (1,775)          (17,260)
    Less expenses reimbursed by advisor...........            --                --               --                --
    Less expenses reimbursed by
     distributor (Note D) ........................      (355,506)               --               --                --
    Reimbursement of distribution fees
     (Note D) ....................................            --                --               --                --
                                                     -----------       -----------       ----------       -----------
   Net expenses ..................................     4,894,265         1,613,932          502,600         5,752,044
                                                     -----------       -----------       ----------       -----------
 Net investment income (loss) ....................    (3,240,011)           11,801         (323,999)       (2,948,503)
                                                     -----------       -----------       ----------       -----------
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions:
 Net increase from payment by affiliate
  (Note D) .......................................            --                --               --                --
  Investment transactions ........................    43,816,536        24,313,119          832,757        45,796,132
  Futures and options contracts ..................            --                --               --                --
                                                     -----------       -----------       ----------       -----------
                                                      43,816,536        24,313,119          832,757        45,796,132
                                                     -----------       -----------       ----------       -----------
Change in unrealized appreciation
 (depreciation) from:
  Investments ....................................    25,247,218           927,970        3,352,781        48,085,897
  Futures and options contracts ..................            --                --               --                --
                                                     -----------       -----------       ----------       -----------
                                                      25,247,218           927,970        3,352,781        48,085,897
                                                     -----------       -----------       ----------       -----------
Net gain on investments and foreign currency
 transactions ....................................    69,063,754        25,241,089        4,185,538        93,882,029
                                                     -----------       -----------       ----------       -----------
Net increase in net assets resulting from
 operations ......................................   $65,823,743       $25,252,890       $3,861,539       $90,933,526
                                                     ===========       ===========       ==========       ===========

                                                                             135

                                 BlackRock Funds

                        STATEMENTS OF OPERATIONS (Concluded)
                     For The Period Ended September 30, 2005

                                                                                                             All-Cap
                                                     Global Science       Global            Global           Global
                                                      & Technology       Resources         Resources        Resources
                                                       Portfolio         Portfolio         Portfolio        Portfolio
                                                    10/1/04-9/30/05   3/1/05-9/30/05     7/1/04-2/28/05  2/16/05 1-9/30/05
                                                   ----------------- ----------------  ---------------- ------------------
Investment income:
 Interest ........................................    $    6,161      $    345,661      $    183,027      $    90,467
 Securities lending income .......................         2,812           269,085           172,565           35,611
 Dividends and reclaims ..........................       178,069         8,460,613         4,139,881          573,111
 Foreign taxes withheld ..........................       (14,882)         (732,167)         (338,237)         (28,106)
 Net investment income from Master (See
  Note A) ........................................            --                --                --               --
                                                      ----------      ------------      ------------      -----------
   Total investment income .......................       172,160         8,343,192         4,157,236          671,083
                                                      ----------      ------------      ------------      -----------
Expenses:
 Investment advisory fee .........................       227,219         4,336,255         3,718,767          379,732
 Administration fee ..............................        21,460           461,883           116,612           43,036
 Administration fee - class specific .............        36,714           830,407           108,534           71,357
 Custodian fee ...................................        26,119           157,783           157,280           82,304
 Transfer agent fee ..............................        86,862           358,882           712,293           42,937
 Transfer agent fee - class specific .............         4,557           104,523            13,597            8,858
 Shareholder servicing fees - class specific .....        60,455         1,404,385         1,198,486           70,168
 Distribution fees - class specific ..............       117,886         1,560,886         1,420,045          103,879
 Legal and audit fees ............................        22,318           137,417            37,648           72,234
 Printing fees ...................................        24,000           258,477           135,412           26,538
 Registration fees and expenses ..................        45,901            85,497            40,502           35,228
 Trustees' fees ..................................           847            23,662            21,374            1,336
 Other ...........................................         9,163            45,142            20,267           13,661
                                                      ----------      ------------      ------------      -----------
   Total expenses ................................       683,501         9,765,199         7,700,817          951,268
                                                      ----------      ------------      ------------      -----------
    Less investment advisory waived ..............       (97,367)               --                --         (170,780)
    Less administration fees waived - class
     specific ....................................        (1,765)         (521,273)          (22,859)         (52,956)
    Less distribution fees waived - class
     specific ....................................        (9,630)         (408,069)          (52,480)         (17,253)
    Less custodian fees waived ...................        (1,562)          (13,321)               --           (7,793)
    Less transfer agent fees waived ..............        (4,462)          (35,595)               --           (3,360)
    Less expenses reimbursed by advisor...........            --                --                --               --
    Reimbursement of distribution fees
     (Note D) ....................................            --                --                --               --
                                                      ----------      ------------      ------------      -----------
   Net expenses ..................................       568,715         8,786,941         7,625,478          699,126
                                                      ----------      ------------      ------------      -----------
 Net investment income (loss) ....................      (396,555)         (443,749)       (3,468,242)         (28,043)
                                                      ----------      ------------      ------------      -----------
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions:
 Net increase from payment by affiliate
  (Note D) .......................................            --                --            12,780                -
 Net realized gain (loss) from:
  Investment transactions ........................     1,480,323        54,145,172        79,408,370          (77,770)
  Futures and options contracts ..................            --                --                --               --
  Swap and swaption contracts ....................            --                --                --               --
  Foreign currency related transactions ..........         9,961            62,833            21,031          (63,267)
  Master (See Note A) ............................            --                --                 -               --
                                                      ----------      ------------      ------------      -----------
                                                       1,490,284        54,208,005        79,442,181         (141,037)
                                                      ----------      ------------      ------------      -----------
Change in unrealized appreciation
 (depreciation) from:
  Investments ....................................     3,725,972       263,549,536       226,280,120       40,412,160
  Futures and options contracts ..................            --                --                --               --
  Swap and swaption contracts ....................            --                --                --               --
  Foreign currency related transactions ..........        (1,327)          117,154             2,148           (9,028)
  Master (See Note A) ............................            --                --                --               --
                                                      ----------      ------------      ------------      -----------
                                                       3,724,645       263,666,690       226,282,268       40,403,132
                                                      ----------      ------------      ------------      -----------
Net gain on investments and foreign currency
 transactions ....................................     5,214,929       317,874,695       305,724,449       40,262,095
                                                      ----------      ------------      ------------      -----------
Net increase in net assets resulting from
 operations ......................................    $4,818,374      $317,430,946      $302,256,207      $40,234,052
                                                      ==========      ============      ============      ===========

                        STATEMENTS OF OPERATIONS (Concluded)
                     For The Period Ended September 30, 2005

                                                        Health          Health                            International
                                                       Sciences        Sciences      U.S. Opportunities   Opportunities
                                                      Portfolio        Portfolio          Portfolio         Portfolio
                                                    3/1/05-9/30/05  3/1/04-2/28/05     10/1/04-9/30/05   10/1/04-9/30/05
                                                    --------------  --------------   ------------------  ---------------
Investment income:                                                    $   141,834        $    97,627       $    525,256
 Interest ........................................   $   311,352           46,298             12,111              2,304
 Securities lending income .......................        36,421          643,884            807,658         16,890,830
 Dividends and reclaims ..........................       660,329          (15,258)              (540)        (1,168,882)
 Foreign taxes withheld ..........................       (31,911)
 Net investment income from Master (See
  Note A) ........................................            --               --                 --                 --
                                                     -----------      -----------        -----------       ------------
   Total investment income .......................       976,191          816,758            916,856         16,249,508
                                                     -----------      -----------        -----------       ------------
Expenses:
 Investment advisory fee .........................       849,899          902,820          1,059,732          4,989,791
 Administration fee ..............................        96,322          109,056             81,888            419,855
 Administration fee - class specific .............       161,887           17,387            140,075            721,315
 Custodian fee ...................................        28,990          105,866             20,398            486,297
 Transfer agent fee ..............................       182,493          341,678            194,103            406,864
 Transfer agent fee - class specific .............        20,096            2,158             17,388             89,543
 Shareholder servicing fees - class specific .....       264,341          288,382            226,051            862,833
 Distribution fees - class specific ..............       395,535          397,127            472,525          1,268,038
 Legal and audit fees ............................        57,334           49,176             30,014             87,376
 Printing fees ...................................        62,815           67,679             60,281            211,559
 Registration fees and expenses ..................        47,621           53,140             45,725             69,304
 Trustees' fees ..................................         4,206           10,235              3,313             16,722
 Other ...........................................        11,248           16,020             11,931             57,300
                                                     -----------      -----------        -----------       ------------
   Total expenses ................................     2,182,787        2,360,724          2,363,424          9,686,797
                                                     -----------      -----------        -----------       ------------
    Less investment advisory waived ..............            --               --                 --                 --
    Less administration fees waived - class
     specific ....................................       (47,650)            (371)            (7,606)           (82,065)
    Less distribution fees waived - class
     specific ....................................       (62,415)          (6,915)           (30,821)          (169,351)
    Less custodian fees waived ...................        (2,729)              --             (1,344)           (26,149)
    Less transfer agent fees waived ..............       (15,604)              --             (9,178)           (27,962)
    Less expenses reimbursed by advisor...........            --         (162,313)                --                 --
    Reimbursement of distribution fees
     (Note D) ....................................            --                -                 --                 --
                                                     -----------      -----------        -----------       ------------
   Net expenses ..................................     2,054,389        2,191,125          2,314,475          9,381,270
                                                     -----------      -----------        -----------       ------------
 Net investment income (loss) ....................    (1,078,198)      (1,374,367)        (1,397,619)         6,868,238
                                                     -----------      -----------        -----------       ------------
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions:
 Net increase from payment by affiliate
  (Note D) .......................................            --               --                 --                 --
 Net realized gain (loss) from:
  Investment transactions ........................    12,290,095        2,830,919         15,197,435         49,801,464
  Futures and options contracts ..................            --         (199,057)                --                 --
  Swap and swaption contracts ....................       767,188               --                 --                 --
  Foreign currency related transactions ..........            --               --                 --           (217,366)
  Master (See Note A) ............................            --               --                 --                 --
                                                     -----------      -----------        -----------       ------------
                                                      13,057,283        2,631,862         15,197,435         49,584,098
                                                     -----------      -----------        -----------       ------------
Change in unrealized appreciation
 (depreciation) from:
  Investments ....................................    20,081,466          832,983          7,564,012        115,037,560
  Futures and options contracts ..................       125,894               --                 --                 --
  Swap and swaption contracts ....................            --              - -                 --                 --
  Foreign currency related transactions ..........          (295)             347                 --           (686,312)
  Master (See Note A) ............................            --               --                 --                  -
                                                     -----------      -----------        -----------       ------------
                                                      20,207,065          833,330          7,564,012        114,351,248
                                                     -----------      -----------        -----------       ------------
Net gain on investments and foreign currency
 transactions ....................................    33,264,348        3,465,192         22,761,447        163,935,346
                                                     -----------      -----------        -----------       ------------
Net increase in net assets resulting from
 operations ......................................   $32,186,150      $ 2,090,825        $21,363,828       $170,803,584
                                                     ===========      ===========        ===========       ============

---------
/1/ Commencement of operations.

See accompanying notes to financial statements.
136

                                 BlackRock Funds

                                                          Asset              Asset              Index
                                                       Allocation         Allocation           Equity
                                                        Portfolio          Portfolio          Portfolio
                                                     3/1/05-9/30/05     4/1/04-2/28/05     10/1/04-9/30/05
                                                    ----------------   ----------------   ----------------
Investment income:
 Interest ........................................    $   7,232,968       $ 11,943,413      $          --
 Securities lending income .......................           61,376            119,283                 --
 Dividends and reclaims ..........................        5,410,029          5,679,996                 --
 Foreign taxes withheld ..........................         (178,351)           (34,188)                --
 Net investment income from Master (See
  Note A) ........................................               --                 --         28,700,247
                                                       ------------       ------------      -------------
   Total investment income .......................       12,526,022         17,708,504         28,700,247
                                                       ------------       ------------      -------------
Expenses:
 Investment advisory fee .........................        2,497,837          4,533,788                 --
 Administration fee ..............................          369,929            148,991          1,040,747
 Administration fee - class specific .............          658,948            100,077          1,982,888
 Custodian fee ...................................          249,418            305,880              8,583
 Transfer agent fee ..............................          733,538          1,268,250            434,170
 Transfer agent fee - class specific .............           81,827             12,455            247,026
 Shareholder servicing fees - class specific .....        1,091,456          1,417,703          1,812,585
 Distribution fees - class specific ..............        1,372,280          1,558,927          3,465,271
 Legal and audit fees ............................          127,840             14,726            190,882
 Printing fees ...................................          184,490             90,516            303,972
 Registration fees and expenses ..................           49,734             70,094             74,936
 Trustees' fees ..................................           15,556             25,940             44,851
 Other ...........................................           55,608             49,780             68,512
                                                       ------------       ------------      -------------
   Total expenses ................................        7,488,461          9,597,127          9,674,423
                                                       ------------       ------------      -------------
    Less investment advisory waived ..............         (373,779)            (3,438)          (602,393)
    Less administration fees waived - class
     specific ....................................          (26,306)            (3,735)          (820,119)
    Less distribution fees waived - class
     specific ....................................         (291,627)           (45,002)          (310,324)
    Less custodian fees waived ...................          (20,434)                --               (321)
    Less transfer agent fees waived ..............          (66,077)                --            (33,580)
    Less expenses reimbursed by advisor...........               --                 --                 --
    Reimbursement of distribution fees
     (Note D) ....................................               --           (294,508)                --
                                                       ------------       ------------      -------------
   Net expenses ..................................        6,710,238          9,250,444          7,907,686
                                                       ------------       ------------      -------------
 Net investment income (loss) ....................        5,815,784          8,458,060         20,792,561
                                                       ------------       ------------      -------------
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions:
 Net increase from payment by affiliate
  (Note D) .......................................               --             90,574                 --
 Net realized gain (loss) from:
  Investment transactions ........................       29,954,563         24,909,337                 --
  Futures and options contracts ..................          406,290          4,478,555                 --
  Swap and swaption contracts ....................         (110,297)                --                 --
  Foreign currency related transactions ..........         (286,994)         3,502,916                 --
  Master (See Note A) ............................               --                 --         (3,338,645)
                                                       ------------       ------------      -------------
                                                         29,963,562         32,981,382         (3,338,645)
                                                       ------------       ------------      -------------
Change in unrealized appreciation
 (depreciation) from:
  Investments ....................................       (4,872,828)        10,705,967                 --
  Futures and options contracts ..................          225,878         (1,810,201)                --
  Swap and swaption contracts ....................            4,726                 --                 --
  Foreign currency related transactions ..........           (1,649)        (1,406,191)                --
  Master (See Note A) ............................               --                 --        135,530,934
                                                       ------------       ------------      -------------
                                                         (4,643,873)         7,489,575        135,530,934
                                                       ------------       ------------      -------------
Net gain on investments and foreign currency
 transactions ....................................       25,319,689         40,470,957        132,192,289
                                                       ------------       ------------      -------------
Net increase in net assets resulting from
 operations ......................................     $ 31,135,473       $ 48,929,017      $ 152,984,850
                                                       ============       ============      =============

                                                                             137

                                 Blackrock Funds

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                Investment
                                                                                  Trust
                                                                                Portfolio
                                                                   ------------------------------------
                                                                         For the            For the
                                                                        Year Ended        Year Ended
                                                                         9/30/05            9/30/04
                                                                   ------------------- ----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ....................................  $     6,946,435    $     464,290
  Net increase from payment by affiliate (Note D) .................               --               --
  Net realized gain (loss) on investments, futures, options and
   foreign currency related transactions ..........................      161,332,624       15,696,575
  Net unrealized gain (loss) on investments, futures, options and
   foreign currency related transactions ..........................      243,745,996          591,617
                                                                     ---------------    -------------
  Net increase (decrease) in net assets resulting from operations        412,025,055       16,752,482
                                                                     ---------------    -------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class .............................................         (399,790)        (709,723)
  Service Class ...................................................           (8,995)         (17,360)
  Investor A Class ................................................          (55,462)        (136,214)
  Investor B Class ................................................               --          (30,018)
  Investor C Class ................................................               --             (379)
                                                                     ---------------    -------------
  Total distributions from net investment income ..................         (464,247)        (893,694)
                                                                     ---------------    -------------
 Net realized gains:
  Institutional Class .............................................               --               --
  Service Class ...................................................               --               --
  Investor A Class ................................................               --               --
  Investor B Class ................................................               --               --
  Investor C Class ................................................               --               --
                                                                     ---------------    -------------
  Total distributions from net realized gains .....................               --               --
                                                                     ---------------    -------------
  Total distributions to shareholders .............................         (464,247)        (893,694)
                                                                     ---------------    -------------
Capital share transactions ........................................      839,029,123      (27,355,965)
                                                                     ---------------    -------------
Redemption fees ...................................................           25,621            4,192
                                                                     ---------------    -------------
  Total increase (decrease) in net assets .........................    1,250,615,552      (11,492,985)
Net assets:
  Beginning of period .............................................       93,800,258      105,293,243
                                                                     ---------------    -------------
  End of period ...................................................  $ 1,344,415,810    $  93,800,258
                                                                     ===============    =============
  End of period undistributed net investment income (accumulated
   net investment loss) ...........................................  $     6,946,198    $     464,010

                                                                                Large Cap
                                                                              Value Equity
                                                                                Portfolio
                                                                   -----------------------------------
                                                                        For the           For the
                                                                       Year Ended        Year Ended
                                                                        9/30/05           9/30/04
                                                                   ----------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ....................................  $   4,185,216    $    3,325,937
  Net increase from payment by affiliate (Note D) .................             --                --
  Net realized gain (loss) on investments, futures, options and
   foreign currency related transactions ..........................     47,053,845        42,318,711
  Net unrealized gain (loss) on investments, futures, options and
   foreign currency related transactions ..........................     21,725,033         6,506,748
                                                                     -------------    --------------
  Net increase (decrease) in net assets resulting from operations       72,964,094        52,151,396
                                                                     -------------    --------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class .............................................     (2,034,319)       (1,933,922)
  Service Class ...................................................       (344,743)         (624,913)
  Investor A Class ................................................     (1,525,700)         (688,191)
  Investor B Class ................................................       (178,881)          (61,593)
  Investor C Class ................................................        (54,665)          (22,492)
                                                                     -------------    --------------
  Total distributions from net investment income ..................     (4,138,308)       (3,331,111)
                                                                     -------------    --------------
 Net realized gains:
  Institutional Class .............................................             --                --
  Service Class ...................................................             --                --
  Investor A Class ................................................             --                --
  Investor B Class ................................................             --                --
  Investor C Class ................................................             --                --
                                                                     -------------    --------------
  Total distributions from net realized gains .....................             --                --
                                                                     -------------    --------------
  Total distributions to shareholders .............................     (4,138,308)       (3,331,111)
                                                                     -------------    --------------
Capital share transactions ........................................     52,250,770      (108,979,335)
                                                                     -------------    --------------
Redemption fees ...................................................         19,462            14,983
                                                                     -------------    --------------
  Total increase (decrease) in net assets .........................    121,096,018       (60,144,067)
Net assets:
  Beginning of period .............................................    240,046,654       300,190,721
                                                                     -------------    --------------
  End of period ...................................................  $ 361,142,672    $  240,046,654
                                                                     =============    ==============
  End of period undistributed net investment income (accumulated
   net investment loss) ...........................................  $      88,982    $       42,074

See accompanying notes to financial statements.
138

                                 Blackrock Funds

                                             Dividend
           Large Cap                       Achievers(TM)                                  Legacy
    Growth Equity Portfolio                 Portfolio                                    Portfolio
------------------------------- ---------------------------------- -----------------------------------------------------
    For the         For the          For the          For the           For the           For the           For the
   Year Ended      Year Ended      Year Ended     Period 9/08/04 1  Period 11/01/04      Year Ended        Year Ended
    9/30/05         9/30/04          9/30/05      Through 9/30/04   Through 9/30/05       10/31/04          10/31/03
--------------- --------------- ---------------- ----------------- ----------------- ----------------- -----------------
 $     274,749   $    (207,097)   $    323,629      $     1,692      $     (98,020)    $  (2,689,754)    $  (1,952,085)
            --              --              --               --            294,363            15,707                --
    15,328,087      26,413,485        (338,319)          (3,038)        10,863,747        49,361,911       (16,699,994)
    (6,631,274)    (14,892,253)      1,164,972           (7,180)        19,015,361       (32,508,263)       80,572,206
 -------------   -------------    ------------      -----------      -------------     -------------     -------------
     8,971,562      11,314,135       1,150,282           (8,526)        30,075,451        14,179,601        61,920,127
 -------------   -------------    ------------      -----------      -------------     -------------     -------------
            --              --         (82,607)                                 --                --                --
            --              --          (4,273)              --                 --                --                --
            --              --        (154,885)              --                 --                --                --
            --              --         (19,034)              --                 --                --                --
            --              --         (62,561)              --                 --                --                --
 -------------   -------------    ------------      -----------      -------------     -------------     -------------
            --              --        (323,360)              --                 --                --                --
 -------------   -------------    ------------      -----------      -------------     -------------     -------------
            --              --          (4,624)              --                 --                --                --
            --              --            (100)              --                 --                --                --
            --              --          (5,999)              --                 --                --                --
            --              --            (348)              --                 --                --                --
            --              --          (2,127)              --                 --                --                --
 -------------   -------------    ------------      -----------      -------------     -------------     -------------
            --              --         (13,198)              --                 --                --                --
 -------------   -------------    ------------      -----------      -------------     -------------     -------------
            --              --        (336,558)              --                 --                --                --
 -------------   -------------    ------------      -----------      -------------     -------------     -------------
   (48,061,594)    (41,160,092)     30,277,478        2,000,500        (60,152,321)      (55,470,941)       46,837,642
 -------------   -------------    ------------      -----------      -------------     -------------     -------------
         6,781           2,387          15,280               --              5,452                --                --
 -------------   -------------    ------------      -----------      -------------     -------------     -------------
   (39,083,251)    (29,843,570)     31,106,482        1,991,974        (30,071,418)      (41,291,340)      108,757,769
    95,142,653     124,986,223       1,991,974               --        308,631,314       349,922,654       241,164,885
 -------------   -------------    ------------      -----------      -------------     -------------     -------------
 $  56,059,402   $  95,142,653    $ 33,098,456      $ 1,991,974      $ 278,559,896     $ 308,631,314       349,922,654
 =============   =============    ============      ===========      =============     =============     =============
 $     274,749   $          --    $      1,961      $     1,692      $          --     $          --     $          --

                                                                             139

                                 Blackrock Funds

                 STATEMENTS OF CHANGES IN NET ASSETS (Continued)

                                                                                                 Mid-Cap
                                                                                               Value Equity
                                                                                                Portfolio
                                                                           ----------------------------------------------------
                                                                                For The                            For The
                                                                             Period Ended     For The Period      Year Ended
                                                                            3/1/05-9/30/05    7/1/04-2/28/05       6/30/04
                                                                           ---------------- ----------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ........................................... $     141,476      $   3,237,587     $   2,069,311
  Net increase from payment by affiliate (Note D) ........................            --            554,230            40,116
  Net realized gain (loss) on investments, futures, options and
   foreign currency related transactions .................................    52,648,354         55,516,938        95,045,065
  Net unrealized gain (loss) on investments, futures, options and
   foreign currency related transactions .................................     1,969,402         25,454,000        48,344,054
                                                                           -------------      -------------     -------------
  Net increase (decrease) in net assets resulting from operations ........    54,759,232         84,762,755       145,498,546
                                                                           -------------      -------------     -------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class ....................................................            --           (383,894)         (242,767)
  Service Class ..........................................................            --                 --        (1,614,937)
  Investor A Class .......................................................            --         (4,857,110)               --
  Investor B Class .......................................................            --            (80,308)               --
  Investor C Class .......................................................            --            (80,956)               --
                                                                           -------------      -------------     -------------
  Total distributions from net investment income .........................            --         (5,402,268)       (1,857,704)
                                                                           -------------      -------------     -------------
 Net realized gains:
  BlackRock Class ........................................................            --                 --                --
  Institutional Class ....................................................            --         (2,033,124)               --
  Service Class ..........................................................            --                 --                --
  Investor A Class .......................................................            --        (29,684,283)               --
  Investor B Class .......................................................            --         (7,665,103)               --
  Investor C Class .......................................................            --         (6,254,749)               --
                                                                           -------------      -------------     -------------
  Total distributions from net realized gains ............................            --        (45,637,259)               --
                                                                           -------------      -------------     -------------
  Total distributions to shareholders ....................................            --        (51,039,527)       (1,857,704)
                                                                           -------------      -------------     -------------
Capital share transactions ...............................................    14,437,796         45,632,219        84,026,827
                                                                           -------------      -------------     -------------
Redemption fees ..........................................................        58,561                610                --
                                                                           -------------      -------------     -------------
  Total increase (decrease) in net assets ................................    69,255,589         79,356,057       227,667,669
Net assets:
  Beginning of period ....................................................   720,218,614        640,862,557       413,194,888
                                                                           -------------      -------------     -------------
  End of period .......................................................... $ 789,474,203      $ 720,218,614     $ 640,862,557
                                                                           =============      =============     =============
  End of period undistributed net investment income (accumulated
   net investment loss) .................................................. $     201,780      $    (163,219)    $   2,001,462

                                                                                         Mid-Cap
                                                                                      Growth Equity
                                                                                        Portfolio
                                                                           -----------------------------------
                                                                                For The           For the
                                                                               Year Ended        Year Ended
                                                                                9/30/05           9/30/04
                                                                           ----------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........................................   $  (4,142,073)    $  (1,638,806)
  Net increase from payment by affiliate (Note D) ........................              --                --
  Net realized gain (loss) on investments, futures, options and
   foreign currency related transactions .................................      50,869,792        15,836,766
  Net unrealized gain (loss) on investments, futures, options and
   foreign currency related transactions .................................      66,962,559         5,337,808
                                                                             -------------     -------------
  Net increase (decrease) in net assets resulting from operations ........     113,690,278        19,535,768
                                                                             -------------     -------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class ....................................................              --                --
  Service Class ..........................................................              --                --
  Investor A Class .......................................................              --                --
  Investor B Class .......................................................              --                --
  Investor C Class .......................................................              --                --
                                                                             -------------     -------------
  Total distributions from net investment income .........................              --                --
                                                                             -------------     -------------
 Net realized gains:
  BlackRock Class ........................................................              --                --
  Institutional Class ....................................................              --                --
  Service Class ..........................................................              --                --
  Investor A Class .......................................................              --                --
  Investor B Class .......................................................              --                --
  Investor C Class .......................................................              --                --
                                                                             -------------     -------------
  Total distributions from net realized gains ............................              --                --
                                                                             -------------     -------------
  Total distributions to shareholders ....................................              --                --
                                                                             -------------     -------------
Capital share transactions ...............................................     210,823,335       (30,635,659)
                                                                             -------------     -------------
Redemption fees ..........................................................           7,782            14,939
                                                                             -------------     -------------
  Total increase (decrease) in net assets ................................     324,521,395       (11,084,952)
Net assets:
  Beginning of period ....................................................     122,153,862       133,238,814
                                                                             -------------     -------------
  End of period ..........................................................   $ 446,675,257     $ 122,153,862
                                                                             =============     =============
  End of period undistributed net investment income (accumulated
   net investment loss) ..................................................   $          --     $          --

See accompanying notes to financial statements.
140

                                 Blackrock funds

                                                                                                       Small/Mid-Cap
                                                                     Aurora                               Growth
                                                                    Portfolio                            Portfolio
                                                       ------------------------------------ -----------------------------------
                                                            For the            For the           For the           For the
                                                          Year Ended         Year Ended         Year Ended        Year Ended
                                                            9/30/05            9/30/04           9/30/05           9/30/04
                                                       ----------------- ------------------ ----------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ......................  $   (17,597,476)   $   (24,381,485)   $   (3,240,011)    $  (3,915,660)
  Net increase from payment by
   affiliate (Note D) ...............................          203,165            426,457                 -           200,956
  Net realized gain (loss) on investments,
   futures, options and foreign currency
   related transactions .............................      469,614,985        376,473,622        43,816,536       (16,219,909)
  Net unrealized gain (loss) on investments,
   futures, options and foreign currency
   related transactions .............................       30,943,367        274,337,207        25,247,218       (10,056,987)
                                                       ---------------    ---------------    --------------     -------------
  Net increase (decrease) in net assets
   resulting from operations ........................      483,164,041        626,855,801        65,823,743       (29,991,600)
                                                       ---------------    ---------------    --------------     -------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class ...............................               --                 --                --                --
  Service Class .....................................               --                 --                --                --
  Investor A Class ..................................               --                 --                --                --
  Investor B Class ..................................               --                 --                --                --
  Investor C Class ..................................               --                 --                --                --
                                                       ---------------    ---------------    --------------     -------------
  Total distributions from net
   investment income ................................               --                 --                --                --
                                                       ---------------    ---------------    --------------     -------------
 Net realized gains:
  BlackRock Class ...................................               --                 --                --                --
  Institutional Class ...............................      (16,052,024)           (83,129)               --                --
  Service Class .....................................               --                 --                --                --
  Investor A Class ..................................     (223,189,239)        (1,074,654)               --                --
  Investor B Class ..................................      (47,894,772)          (240,069)               --                --
  Investor C Class ..................................      (50,120,639)          (244,717)               --                --
                                                       ---------------    ---------------    --------------     -------------
  Total distributions from net realized gains .......     (337,256,674)        (1,642,569)               --                --
                                                       ---------------    ---------------    --------------     -------------
  Total distributions to shareholders ...............     (337,256,674)        (1,642,569)               --                --
                                                       ---------------    ---------------    --------------     -------------
Capital share transactions ..........................     (966,776,906)        67,410,778      (217,664,309)      282,999,700
                                                       ---------------    ---------------    --------------     -------------
Redemption fees .....................................           64,455                 --            17,328                --
                                                       ---------------    ---------------    --------------     -------------
  Total increase (decrease) in net assets ...........     (820,805,084)       692,624,010      (151,823,238)      253,008,100
Net assets:
  Beginning of period ...............................    3,519,734,336      2,827,110,326       433,466,135       180,458,035
                                                       ---------------    ---------------    --------------     -------------
  End of period .....................................  $ 2,698,929,252    $ 3,519,734,336    $  281,642,897     $ 433,466,135
                                                       ===============    ===============    ==============     =============
  End of period undistributed net investment
   income (accumulated net investment loss) .........  $            --    $            --    $           --     $          --

                                                                                 Small Cap Value               Small Cap Core
                                                                                Equity Portfolio              Equity Portfolio
                                                                         ----------------------------  -----------------------------
                                                             For the        For the        For the        For the         For the
                                                           Year Ended      Year Ended     Year Ended     Year Ended     Year Ended
                                                             9/30/05        9/30/05        9/30/04        9/30/05         9/30/04
                                                       ----------------  -------------  -------------  -----------     -------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ......................  $    (17,597,476) $      11,801  $    (639,504) $  (323,999)    $  (71,169)
  Net increase from payment by
   affiliate (Note D) ...............................           203,165             --             --            -              -
  Net realized gain (loss) on investments,
   futures, options and foreign currency
   related transactions .............................       469,614,985     24,313,119     27,881,364      832,757         53,507
  Net unrealized gain (loss) on investments,
   futures, options and foreign currency
   related transactions .............................        30,943,367        927,970     (1,229,217)   3,352,781        339,684
                                                       ----------------  -------------  -------------  -----------     ----------
  Net increase (decrease) in net assets
   resulting from operations ........................       483,164,041     25,252,890     26,012,643    3,861,539        322,022
                                                       ----------------  -------------  -------------  -----------     ----------
Distributions to shareholders from:
 Net investment income:
  Institutional Class ...............................                --             --             --           --             --
  Service Class .....................................                --             --             --           --             --
  Investor A Class ..................................                --             --             --           --             --
  Investor B Class ..................................                --             --             --           --             --
  Investor C Class ..................................                --             --             --           --             --
                                                       ----------------  -------------  -------------  -----------     ----------
  Total distributions from net
   investment income ................................                --             --             --           --             --
                                                       ----------------  -------------  -------------  -----------     ----------
 Net realized gains:
  BlackRock Class ...................................                --     (1,130,480)            --           --             --
  Institutional Class ...............................       (16,052,024)   (12,364,497)    (8,168,630)     (23,123)       (16,091)
  Service Class .....................................                --       (436,328)      (494,170)            (1)            (1)
  Investor A Class ..................................      (223,189,239)    (6,644,284)    (4,743,664)     (29,098)        (9,184)
  Investor B Class ..................................       (47,894,772)    (3,267,502)    (2,034,282)     (12,855)        (2,549)
  Investor C Class ..................................       (50,120,639)    (1,382,122)      (807,811)     (38,775)        (1,706)
                                                       ----------------  -------------  -------------  -----------     ----------
  Total distributions from net realized gains .......      (337,256,674)   (25,225,213)   (16,248,557)    (103,852)       (29,531)
                                                       ----------------  -------------  -------------  -----------     ----------
  Total distributions to shareholders ...............      (337,256,674)   (25,225,213)   (16,248,557)    (103,852)       (29,531)
                                                       ----------------  -------------  -------------  -----------     ----------
Capital share transactions ..........................      (966,776,906)    (3,500,476)   (10,393,367)  35,071,402      7,908,888
                                                       ----------------  -------------  -------------  -----------     ----------
Redemption fees .....................................            64,455          6,303          4,681        6,903         18,007
                                                       ----------------  -------------  -------------  -----------     ----------
  Total increase (decrease) in net assets ...........      (820,805,084)    (3,466,496)      (624,600)  38,835,992      8,219,386
                                                       ----------------  -------------  -------------  -----------     ----------
  Beginning of period ...............................     3,519,734,336    132,065,162    132,689,762    9,464,924      1,245,538
                                                       ----------------  -------------  -------------  -----------     ----------
  End of period .....................................   $ 2,698,929,252  $ 128,598,666  $ 132,065,162  $ 48,300,916    $ 9,464,924
                                                       ================  =============  =============  ============    ==========
  End of period undistributed net investment
   income (accumulated net investment loss) .........   $            --  $      11,801  $          --  $         --     $       --

                                                                             141

                                 BlackRock Funds

                 STATEMENTS OF CHANGES IN NET ASSETS (Continued)

                                                                                Small Cap
                                                                              Growth Equity
                                                                                Portfolio
                                                                   -----------------------------------
                                                                        For the           For the
                                                                       Year Ended        Year Ended
                                                                        9/30/05           9/30/04
                                                                   ----------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...................................   $  (2,948,503)    $  (4,273,122)
  Net increase from payment by affiliate (Note D) ................              --                --
  Net realized gain (loss) on investments, futures, options and
   foreign currency related transactions .........................      45,796,132        58,198,019
  Net unrealized gain (loss) on investments, futures, options and
   foreign currency related transactions .........................      48,085,897         2,050,695
                                                                     -------------     -------------
  Net increase (decrease) in net assets resulting from operations       90,933,526        55,975,592
                                                                     -------------     -------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class ............................................              --                --
  Investor A Class ...............................................              --                --
  Investor B Class ...............................................              --                --
  Investor C Class ...............................................              --                --
                                                                     -------------     -------------
  Total distributions from net investment income .................              --                --
                                                                     -------------     -------------
 Net realized gains:
  Institutional Class ............................................              --                --
  Investor A Class ...............................................              --                --
  Investor B Class ...............................................              --                --
  Investor C Class ...............................................              --                --
                                                                     -------------     -------------
  Total distributions from net realized gains ....................              --                --
                                                                     -------------     -------------
  Total distributions to shareholders ............................              --                --
                                                                     -------------     -------------
Capital share transactions .......................................      10,896,279        89,115,438
                                                                     -------------     -------------
Redemption fees ..................................................         181,665            41,261
                                                                     -------------     -------------
  Total increase (decrease) in net assets ........................     102,011,470       145,132,291
Net assets:
  Beginning of period ............................................     471,659,698       326,527,407
                                                                     -------------     -------------
  End of period ..................................................   $ 573,671,168     $ 471,659,698
                                                                     =============     =============
  End of period undistributed net investment income (accumulated
   net investment loss) ..........................................   $          --     $          --

                                                                           Global Science
                                                                           and Technology
                                                                            Opportunities
                                                                              Portfolio
                                                                   -------------------------------
                                                                       For the         For the
                                                                      Year Ended      Year Ended
                                                                       9/30/05         9/30/04
                                                                   --------------- ---------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...................................  $   (396,555)   $   (663,846)
  Net increase from payment by affiliate (Note D) ................            --              --
  Net realized gain (loss) on investments, futures, options and
   foreign currency related transactions .........................     1,490,284       4,229,223
  Net unrealized gain (loss) on investments, futures, options and
   foreign currency related transactions .........................     3,724,645      (3,682,232)
                                                                    ------------    ------------
  Net increase (decrease) in net assets resulting from operations      4,818,374        (116,855)
                                                                    ------------    ------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class ............................................            --              --
  Investor A Class ...............................................            --              --
  Investor B Class ...............................................            --              --
  Investor C Class ...............................................            --              --
                                                                    ------------    ------------
  Total distributions from net investment income .................            --              --
                                                                    ------------    ------------
 Net realized gains:
  Institutional Class ............................................            --              --
  Investor A Class ...............................................            --              --
  Investor B Class ...............................................            --              --
  Investor C Class ...............................................            --              --
                                                                    ------------    ------------
  Total distributions from net realized gains ....................            --              --
                                                                    ------------    ------------
  Total distributions to shareholders ............................            --              --
                                                                    ------------    ------------
Capital share transactions .......................................    (7,543,976)     (7,732,472)
                                                                    ------------    ------------
Redemption fees ..................................................         2,297          11,289
                                                                    ------------    ------------
  Total increase (decrease) in net assets ........................    (2,723,305)     (7,838,038)
Net assets:
  Beginning of period ............................................    27,166,803      35,004,841
                                                                    ------------    ------------
  End of period ..................................................  $ 24,443,498    $ 27,166,803
                                                                    ============    ============
  End of period undistributed net investment income (accumulated
   net investment loss) ..........................................  $         --    $         --

See accompanying notes to financial statements.

142

                                 BlackRock Funds

                                                              All-Cap
                        Global                                Global                             Health
                       Resources                             Resources                          Sciences
                       Portfolio                             Portfolio                         Portfolio
------------------------------------------------------- ------------------ --------------------------------------------------
      For the            For the           For the            For the           For the          For the          For the
    Period Ended       Period Ended       Year Ended       Period Ended      Period Ended       Year Ended       Year Ended
   3/1/05-9/30/05     7/1/04-2/28/05       6/30/04       2/16/05 1-9/30/05  3/1/05-9/30/05       2/28/05          2/29/04
------------------- ----------------- ----------------- ------------------ ---------------- ----------------- ---------------
  $      (443,749)    $  (3,468,242)    $   1,224,536     $     (28,043)    $  (1,078,198)    $  (1,374,367)   $   (492,038)
               --            12,780           274,458                --                --                --              --
       54,208,005        79,429,401        49,398,915          (141,037)       13,057,283         2,631,862      10,260,728
      263,666,690       226,282,268       113,653,804        40,403,132        20,207,065           833,330      15,869,865
  ---------------     -------------     -------------     -------------     -------------     -------------    ------------
      317,430,946       302,256,207       164,551,713        40,234,052        32,186,150         2,090,825      25,638,555
  ---------------     -------------     -------------     -------------     -------------     -------------    ------------
               --          (181,199)         (239,164)               --                --                --              --
               --        (3,733,634)       (3,857,057)               --                --                --              --
               --          (448,727)         (681,846)               --                --                --              --
               --          (740,345)         (992,836)               --                --                --              --
  ---------------     -------------     -------------     -------------     -------------     -------------    ------------
               --        (5,103,905)       (5,770,903)               --                --                --              --
  ---------------     -------------     -------------     -------------     -------------     -------------    ------------
               --          (820,327)               --                --            (2,568)         (271,998)        (59,350)
               --       (17,122,033)               --                --           (41,146)       (3,693,722)     (1,219,588)
               --        (2,773,442)               --                --           (15,739)       (1,432,836)       (617,283)
               --        (4,875,287)               --                --           (15,894)         (970,853)       (195,094)
  ---------------     -------------     -------------     -------------     -------------     -------------    ------------
               --       (25,591,089)               --                --           (75,347)       (6,369,409)     (2,091,315)
  ---------------     -------------     -------------     -------------     -------------     -------------    ------------
               --       (30,694,994)       (5,770,903)               --           (75,347)       (6,369,409)     (2,091,315)
  ---------------     -------------     -------------     -------------     -------------     -------------    ------------
      (50,140,775)       42,478,605       284,528,279       204,128,207       179,642,409        42,894,626      50,919,824
  ---------------     -------------     -------------     -------------     -------------     -------------    ------------
           46,530               323                --            38,965            36,207               306              --
  ---------------     -------------     -------------     -------------     -------------     -------------    ------------
      267,336,701       314,040,141       443,309,089       244,401,224       211,789,419        38,616,348      74,467,064

      969,799,201       655,759,060       212,449,971                --       135,554,876        96,938,528      22,471,464
  ---------------     -------------     -------------     -------------     -------------     -------------    ------------
  $ 1,237,135,902     $ 969,799,201     $ 655,759,060     $ 244,401,224     $ 347,344,295     $ 135,554,876    $ 96,938,528
  ===============     =============     =============     =============     =============     =============    ============
  $    (3,567,059)    $  (5,178,168)    $   3,393,979     $          --     $          --     $          --    $         --

                                                                             143

                                 BlackRock Funds

                 STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

                                                                                      U.S. Opportunities
                                                                                           portfolio
                                                                             -------------------------------------
                                                                                  For the             For the
                                                                                 Year Ended          Year Ended
                                                                                  9/30/05             9/30/04
                                                                             -----------------   -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........................................     $  (1,397,619)      $  (1,910,678)
  Net increase from payment by affiliate (Note D) ........................                --                  --
  Net realized gain (loss) on investments, futures, options and
   foreign currency related transactions .................................        15,197,435          21,382,725
  Net unrealized gain (loss) on investments, futures, options and
   foreign currency related transactions .................................         7,564,012           1,106,908
                                                                               -------------       -------------
  Net increase (decrease) in net assets resulting from operations ........        21,363,828          20,578,955
                                                                               -------------       -------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class ....................................................                --                  --
  Service Class ..........................................................                --                  --
  Investor A Class .......................................................                --                  --
  Investor B Class .......................................................                --                  --
  Investor C Class .......................................................                --                  --
                                                                               -------------       -------------
  Total distributions from net investment income .........................                --                  --
                                                                               -------------       -------------
 Net realized gains-
  BlackRock Class ........................................................                --                  --
  Institutional Class ....................................................                --                  --
  Service Class ..........................................................                --                  --
  Investor A Class .......................................................                --                  --
  Investor B Class .......................................................                --                  --
  Investor C Class .......................................................                --                  --
                                                                               -------------       -------------
  Total distributions from net realized gains ............................                --                  --
                                                                               -------------       -------------
  Total distributions to shareholders ....................................                --                  --
                                                                               -------------       -------------
Capital share transactions ...............................................       (26,240,680)        (18,603,484)
                                                                               -------------       -------------
Redemption fees ..........................................................             7,627               4,220
                                                                               -------------       -------------
  Total increase (decrease) in net assets ................................        (4,869,225)          1,979,691
Net assets:
  Beginning of period ....................................................       100,914,467          98,934,776
                                                                               -------------       -------------
  End of period ..........................................................     $  96,045,242       $ 100,914,467
                                                                               =============       =============
  End of period undistributed net investment income (accumulated
   net investment loss) ..................................................     $          --       $          --

---------
/1/ Commencement of operations.

See accompanying notes to financial statements.

144

                                 BlackRock Funds

           International                                   Asset                                          Index
           Opportunities                                 Allocation                                      Equity
             Portfolio                                   Portfolio                                      Portfolio
----------------------------------- ---------------------------------------------------- ---------------------------------------
     For the           For The           For The                            For The            For The             For The
    Year Ended        Year Ended      Period Ended     For The Period      Year Ended         Year Ended          Year Ended
     9/30/05           9/30/04       3/1/05-9/30/05    4/1/04-2/28/05       3/31/04            9/30/05             9/30/04
----------------- ----------------- ---------------- ----------------- ----------------- ------------------- -------------------
  $   6,868,238     $    (549,024)   $   5,815,784     $   8,458,060     $   8,516,159     $    20,792,561     $    15,612,410
             --                --               --            90,574                --                  --                  --
     49,584,098        27,213,448       29,963,562        32,890,808        88,662,078          (3,338,645)          4,494,513
    114,351,248        11,162,948       (4,643,873)        7,489,575        61,187,645         135,530,934         170,850,631
  -------------     -------------    -------------     -------------     -------------     ---------------     ---------------
    170,803,584        37,827,372       31,135,473        48,929,017       158,365,882         152,984,850         190,957,554
  -------------     -------------    -------------     -------------     -------------     ---------------     ---------------
     (1,442,124)          (52,346)        (337,855)         (549,136)         (378,790)        (11,360,943)         (9,484,238)
       (249,027)           (2,626)         (19,977)               --                --          (1,107,048)           (960,810)
     (1,244,655)          (38,301)      (4,253,377)      (13,021,288)       (6,788,195)         (5,058,819)         (3,441,512)
       (134,589)          (31,274)        (633,349)       (2,669,527)         (865,650)         (1,445,481)           (616,709)
       (279,752)          (29,065)        (240,743)       (1,074,297)         (237,660)         (2,325,818)           (966,846)
  -------------     -------------    -------------     -------------     -------------     ---------------     ---------------
     (3,350,147)         (153,612)      (5,485,301)      (17,314,248)       (8,270,295)        (21,298,109)        (15,470,115)
  -------------     -------------    -------------     -------------     -------------     ---------------     ---------------
             --                --               --                --                --                  --                  --
             --                --               --          (669,622)               --                  --                  --
             --                --               --                --                --                  --                  --
             --                --               --       (17,005,778)               --                  --                  --
             --                --               --        (5,240,921)               --                  --                  --
             --                --               --        (2,030,016)               --                  --                  --
  -------------     -------------    -------------     -------------     -------------     ---------------     ---------------
             --                --               --       (24,946,337)               --                  --                  --
  -------------     -------------    -------------     -------------     -------------     ---------------     ---------------
     (3,350,147)         (153,612)      (5,485,301)      (42,260,585)       (8,270,295)        (21,298,109)        (15,470,115)
  -------------     -------------    -------------     -------------     -------------     ---------------     ---------------
    234,875,667       122,058,194      (66,734,439)      147,427,659        30,609,858        (197,754,594)       (247,163,288)
  -------------     -------------    -------------     -------------     -------------     ---------------     ---------------
        201,642            86,362           44,269             4,202                --              96,968              44,920
  -------------     -------------    -------------     -------------     -------------     ---------------     ---------------
    402,530,746       159,818,316      (41,039,998)      154,100,293       180,705,445         (65,970,885)        (71,630,929)
    315,641,632       155,823,316      813,474,612       659,374,319       478,668,874       1,391,077,329       1,462,708,258
  -------------     -------------    -------------     -------------     -------------     ---------------     ---------------
  $ 718,172,378     $ 315,641,632    $ 772,434,614     $ 813,474,612     $ 659,374,319     $ 1,325,106,444     $ 1,391,077,329
  =============     =============    =============     =============     =============     ===============     ===============
  $   5,137,726     $   1,566,230    $   1,210,069     $  (4,173,594)    $   4,682,594     $       324,224     $       829,772

                                                                             145

                                 BlackRock Funds

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       Gain (loss)
                           Net                       on investments,                                   Distributions
                          asset                     foreign currency   Distributions                     from net          Net
                          value          Net           and options        from net     Distributions     realized      Asset value
                        beginning     investment     (both realized      investment        from           capital         end of
                        of period   income (loss)    and unrealized)       income         capital          gains          period
------------------------------------------------------------------------------------------------------------------------------------
----------------
Investment Trust
----------------
Institutional Class
9/30/05                   $ 11.95     $  0.14/5/         $  1.38          $ (0.10)        $    --         $    --         $ 13.37
9/30/04                     10.32        0.09/5/            1.67            (0.13)             --              --           11.95
9/30/03 /21/                 8.50        0.10               1.83            (0.11)             --              --           10.32
9/30/02 /21/                11.25        0.11              (2.86)              --              --              --            8.50
9/30/01 /21/                20.77        0.06              (6.46)           (0.05)          (0.02)          (3.05)          11.25
Service Class
9/30/05                   $ 11.97     $  0.13/5/         $  1.35          $ (0.06)        $    --         $    --         $ 13.39
9/30/04                     10.33        0.065              1.67            (0.09)             --              --           11.97
9/30/03 /21/                 8.44        0.10               1.79               --              --              --           10.33
9/30/02 /21/                11.21        0.01              (2.78)              --              --              --            8.44
9/30/01 /21/                20.73        0.01              (6.43)           (0.03)          (0.02)          (3.05)          11.21
Investor A Class
9/30/05                   $ 11.79     $  0.09/5/         $  1.70          $ (0.38)        $    --         $    --         $ 13.20
9/30/04                     10.18        0.04/5/            1.64            (0.07)             --              --           11.79
9/30/03 /21/                 8.41        0.06               1.79            (0.08)             --              --           10.18
9/30/02 /21/                11.17       (0.01)             (2.75)              --              --              --            8.41
9/30/01 /21/                20.69       (0.02)             (6.42)           (0.01)          (0.02)          (3.05)          11.17
Investor B Class
9/30/05                   $ 11.30     $    --/5/         $  1.29          $    --         $    --         $    --         $ 12.59
9/30/04                      9.78       (0.04)/5/           1.57            (0.01)             --              --           11.30
9/30/03 /21/                 8.06       (0.02)              1.74               --              --              --            9.78
9/30/02 /21/                10.79       (0.10)             (2.63)              --              --              --            8.06
9/30/01 /21/                20.21       (0.13)             (6.22)              --           (0.02)          (3.05)          10.79
Investor C Class
9/30/05                   $ 11.31     $    --/5/         $  1.30          $    --         $    --         $    --         $ 12.61
9/30/04                      9.77       (0.04)/5/           1.58               --              --              --           11.31
9/30/03 /21/                 8.06       (0.02)/5/           1.73               --              --              --            9.77
9/30/02 /21/                10.79       (0.11)             (2.62)              --              --              --            8.06
9/30/01 /21/                20.20       (0.15)             (6.19)           (0.02)             --           (3.05)          10.79
----------------------
Large Cap Value Equity
----------------------
Institutional Class
9/30/05                   $ 12.70     $  0.23/5/         $  1.89          $ (0.23)        $    --         $    --         $ 14.59
9/30/04                     10.77        0.18/5/            1.93            (0.18)             --              --           12.70
9/30/03 /21/                 8.82        0.16               1.94            (0.15)             --              --           10.77
9/30/02 /21/                12.60        0.10              (3.42)           (0.09)             --           (0.37)           8.82
9/30/01 /21/                15.13        0.14              (1.28)           (0.14)             --           (1.25)          12.60
Service Class
9/30/05                   $ 12.73     $  0.19/5/         $  1.88          $ (0.17)        $    --         $    --         $ 14.63
9/30/04                     10.79        0.14/5/            1.94            (0.14)             --              --           12.73
9/30/03 /21/                 8.83        0.12               1.96            (0.12)             --              --           10.79
9/30/02 /21/                12.61        0.06              (3.42)           (0.05)             --           (0.37)           8.83
9/30/01 /21/                15.13        0.10              (1.27)           (0.10)             --           (1.25)          12.61

See accompanying notes to financial statements.

146

                                 BlackRock Funds

                                                                                                             Ratio of Net
                                                                                                              Investment
                                                                        Ratio of Total                        Income to
                                                         Ratio of Net     Expense to         Ratio of Net    Average Net
                                           Net Assets    Expenses to      Average Net     Investment Income     Assets     Portfolio
                              Total       End of Period  Average Net   Assets (Excluding     to Average       (Excluding   Turnover
                              Return         (000)          Assets          Waivers)         Net Assets        Waivers)      Rate
------------------------------------------------------------------------------------------------------------------------------------
----------------
Investment Trust
----------------
Institutional Class
9/30/05                    12.72%/10/     $   523,607        0.81%           1.09%              1.09%           0.81%         105%
9/30/04                    17.11               51,593        0.81            0.99               0.81            0.63           72
9/30/03 /21/               22.80               60,886        0.81            0.96               0.93            0.79           98
9/30/02 /21/              (24.44)             134,859        0.81            0.87               0.36            0.30          124
9/30/01 /21/              (35.29)             755,701        0.81            0.82               0.38            0.37          114
Service Class
9/30/05                    12.41%/10/     $     1,566        1.11%           1.32%              1.02%           0.81%         105%
9/30/04                    16.83                1,714        1.07            1.23               0.56            0.40           72
9/30/03 /21/               22.39                1,988        1.11            1.26               0.64            0.49           98
9/30/02 /21/              (24.71)               3,797        1.11            1.16               0.06            0.02          124
9/30/01 /21/              (35.49)             143,283        1.11            1.12               0.07            0.06          114
Investor A Class
9/30/05                    12.30%/3/,/10/ $   552,118        1.16%           1.43%              0.71%           0.44%         105%
9/30/04                    16.60/3/            17,632        1.26            1.47               0.37            0.16           72
9/30/03 /21/               22.09/3/            19,408        1.28            1.43               0.45            0.30           98
9/30/02 /21/              (24.71)/3/           24,816        1.28            1.36              (0.04)          (0.11)         124
9/30/01 /21/              (35.65)/3/           37,267        1.28            1.30              (0.09)          (0.10)         114
Investor B Class
9/30/05                    11.42%/4/,/10  $   243,232        1.91%           2.08%             (0.02)%         (0.19)%        105%
9/30/04                    15.70/4/            20,448        2.01            2.13              (0.39)          (0.50)          72
9/30/03 /21/               21.34/4/            21,182        2.03            2.18              (0.30)          (0.45)          98
9/30/02 /21/              (25.30)/4/           22,119        2.03            2.11              (0.78)          (0.86)         124
9/30/01 /21/              (36.11)/4/           40,403        2.03            2.05              (0.84)          (0.85)         114
Investor C Class
9/30/05                    11.49%/4/,/10/ $    23,893        1.91%           2.07%             (0.01)%         (0.17)%        105%
9/30/04                    15.78/4/,/10/        2,413        2.03            2.14              (0.39)          (0.50)          72
9/30/03 /21/               21.22/4/             1,829        2.03            2.18              (0.25)          (0.40)          98
9/30/02 /21/              (25.30)/4/            1,923        2.03            2.11              (0.80)          (0.87)         124
9/30/01 /21/              (36.07)/4/            3,955        2.03            2.04              (0.09)          (0.09)         114
----------------------
Large Cap Value Equity
----------------------
Institutional Class
9/30/05                    16.79%/10/     $   128,501        0.79%           0.99%              1.66%           1.46%          93%
9/30/04                    19.67/10/          114,374        0.79            0.91               1.45            1.33           75
9/30/03 /21/               23.93              151,602        0.79            0.91               1.27            1.15          150
9/30/02 /21/              (27.41)             369,792        0.79            0.84               0.72            0.68          128
9/30/01 /21/               (8.22)           1,345,903        0.79            0.80               1.00            0.99          114
Service Class
9/30/05                    16.36%/10/     $    24,542        1.09%           1.23%              1.37%           1.23%          93%
9/30/04                    19.35/10/           46,353        1.09            1.22               1.15            1.03           75
9/30/03 /21/               23.60               62,080        1.09            1.21               0.98            0.87          150
9/30/02 /21/              (27.66)             133,903        1.09            1.15               0.45            0.40          128
9/30/01 /21/               (8.44)             254,166        1.09            1.10               0.69            0.69          114

                                                                             147

                                 BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Concluded)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      Gain (loss)
                           Net                       on investments,                   Distributions
                          asset                     foreign currency   Distributions     from net          Net
                          value          Net           and options        From net       realized      Asset value
                        beginning     investment     (both realized      investment       capital         end of
                        of period   income (loss)    and unrealized)       income          gains          period
------------------------------------------------------------------------------------------------------------------
----------------------
Large Cap Value Equity
 (Continued)
----------------------
Invester A Class
9/30/05                   $ 12.71     $   0.17/5/        $   1.89         $ (0.18)        $    --          $ 14.59
9/30/04                     10.78         0.13/5/            1.93           (0.13)             --            12.71
9/30/03 /21/                 8.83         0.09               1.96           (0.10)             --            10.78
9/30/02 /21/                12.59         0.02              (3.39)          (0.02)          (0.37)            8.83
9/30/01 /21/                15.11         0.07              (1.27)          (0.07)          (1.25)           12.59
Investor B Class
9/30/05                   $ 12.48     $   0.07/5/        $   1.85         $ (0.08)        $    --          $ 14.32
9/30/04                     10.58         0.03/5/            1.91           (0.04)             --            12.48
9/30/03 /21/                 8.66         0.01               1.93           (0.02)             --            10.58
9/30/02 /21/                12.43        (0.07)             (3.33)             --           (0.37)            8.66
9/30/01 /21/                14.97        (0.03)             (1.26)             --           (1.25)           12.43
Investor C Class
9/30/05                   $ 12.48     $   0.07/5/        $   1.86         $ (0.08)        $    --          $ 14.33
9/30/04                     10.59         0.03/5/            1.90           (0.04)             --            12.48
9/30/03 /21/                 8.67         0.01               1.93           (0.02)             --            10.59
9/30/02 /21/                12.44        (0.07)             (3.33)             --           (0.37)            8.67
9/30/01 /21/                14.97        (0.03)             (1.25)             --           (1.25)           12.44
-----------------------
Large Cap Growth Equity
-----------------------
Institutional Class
9/30/05                   $  8.92     $  0.07/5/             1.10         $    --         $    --          $ 10.09
9/30/04                      8.18        0.02/5/             0.72              --              --             8.92
9/30/03 /21/                 6.71        0.03                1.44              --              --             8.18
9/30/02 /21/                 9.10       (0.01)              (2.38)             --              --             6.71
9/30/01 /21/                23.72       (0.02)             (11.82)             --           (2.78)            9.10
Service Class
9/30/05                   $  8.72     $  0.05/5/         $   1.07         $    --         $    --          $  9.84
9/30/04                      8.03       (0.01)/5/            0.70              --              --             8.72
9/30/03 /21/                 6.60       (0.01)               1.44              --              --             8.03
9/30/02 /21/                 8.99       (0.02)              (2.37)             --              --             6.60
9/30/01 /21/                23.52       (0.05)             (11.70)             --           (2.78)            8.99
Investor A Class
9/30/05                   $  8.60     $  0.04/5/         $   1.04         $    --         $    --          $  9.68
9/30/04                      7.92       (0.02)/5/            0.70              --              --             8.60
9/30/03 /21/                 6.53       (0.02)               1.41              --              --             7.92
9/30/02 /21/                 8.90       (0.05)              (2.32)             --              --             6.53
9/30/01 /21/                23.36       (0.09)             (11.59)             --           (2.78)            8.90
Investor B Class
9/30/05                   $  7.92     $ (0.03)/5/        $   0.97         $    --         $    --          $  8.86
9/30/04                      7.35       (0.08)/5/            0.65              --              --             7.92
9/30/03 /21/                 6.11       (0.07)               1.31              --              --             7.35
9/30/02 /21/                 8.39       (0.12)              (2.16)             --              --             6.11
9/30/01 /21/                22.34       (0.19)             (10.98)             --           (2.78)            8.39
Investor C Class
9/30/05                   $  7.91     $ (0.03)/5/        $   0.96         $    --         $    --          $  8.84
9/30/04                      7.34       (0.08)/5/            0.65              --              --             7.91
9/30/03 /21/                 6.10       (0.07)               1.31              --              --             7.34
9/30/02 /21/                 8.37       (0.13)              (2.14)             --              --             6.10
9/30/01 /21/                22.31       (0.19)             (10.97)             --           (2.78)            8.37

See accompanying notes to financial statements.

148

                                 BlackRock Funds

                                                                                                             Ratio of Net
                                                                                                              Investment
                                                                        Ratio of Total                        Income to
                                                         Ratio of Net     Expense to         Ratio of Net    Average Net
                                           Net Assets    Expenses to      Average Net     Investment Income     Assets     Portfolio
                              Total       End of Period  Average Net   Assets (Excluding     to Average       (Excluding   Turnover
                              Return         (000)          Assets          Waivers)         Net Assets        Waivers)      Rate
------------------------------------------------------------------------------------------------------------------------------------
----------------------
Large Cap Value Equity
 (Continued)
----------------------
Invester A Class
9/30/05                    16.27%/3/,/10/   $ 154,337        1.18%           1.35%              1.25%           1.08%          93%
9/30/04                    19.19/3/,/10/       54,311        1.19            1.36               1.05            0.88           75
9/30/03 /21/               23.32/3/            63,733        1.26            1.38               0.83            0.71          150
9/30/02 /21/              (27.70)/3/           76,044        1.27            1.32               0.22            0.17          128
9/30/01 /21/               (8.64)/3/           57,672        1.27            1.27               0.53            0.52          114
Investor B Class
9/30/05                    15.38%/4/,/10/   $  43,219        1.96%           2.02%              0.48%           0.42%          93%
9/30/04                    18.34/4/,/10/       18,203        1.99            2.08               0.25            0.16           75
9/30/03 /21/               22.42/4/            17,634        2.01            2.13               0.09           (0.03)         150
9/30/02 /21/              (28.32)/4/           17,312        2.01            2.07              (0.51)          (0.56)         128
9/30/01 /21/               (9.36)/4/           29,178        2.01            2.02              (0.23)          (0.24)         114
Investor C Class
9/30/05                    15.46%/4/,/10/   $  10,543        1.93%           1.99%              0.51%           0.45%          93%
9/30/04                    18.27/4/,/10/        6,805        1.99            2.05               0.26            0.20           75
9/30/03 /21/               22.40/4/             5,141        2.01            2.13               0.09           (0.03)         150
9/30/02 /21/              (28.29)/4/            5,868        2.01            2.06              (0.50)          (0.55)         128
9/30/01 /21/               (9.29)/4/            9,738        2.01            2.02              (0.24)          (0.25)         114
-----------------------
Large Cap Growth Equity
-----------------------
Institutional Class
9/30/05                    13.12%/10/       $  21,841        0.82%           1.15%              0.77%           0.44%          63%
9/30/04                     9.05/10/           27,725        0.82            1.01               0.20            0.01           70
9/30/03 /21/               21.91/10/           36,686        0.82            0.93               0.19            0.08           90
9/30/02 /21/              (26.26)             100,521        0.82            0.87              (0.05)          (0.09)         130
9/30/01 /21/               (55.58)            557,928        0.82            0.83              (0.11)          (0.12)         164
Service Class
9/30/05                    12.84%/10/       $   5,972        1.12%           1.40%              0.55%           0.27%          63%
9/30/04                     8.59/10/           33,182        1.12            1.30              (0.10)          (0.27)          70
9/30/03 /21/               21.67/10/           43,625        1.12            1.22              (0.11)          (0.22)          90
9/30/02 /21/              (26.59)             130,932        1.12            1.17              (0.30)          (0.34)         130
9/30/01 /21/              (55.68)             158,367        1.12            1.13              (0.41)          (0.42)         164
Investor A Class
9/30/05                    12.56%/3/,/10/   $  16,002        1.22%           1.50%              0.38%           0.10%          63%
9/30/04                     8.59/3/,/10/       18,985        1.27            1.50              (0.26)          (0.49)          70
9/30/03 /21/               21.29/3/,/10/       27,739        1.29            1.40              (0.27)          (0.38)          90
9/30/02 /21/              (26.63)/3/           34,513        1.29            1.34              (0.48)          (0.52)         130
9/30/01 /21/              (55.78)/3/           35,609        1.29            1.30              (0.59)          (0.60)         164
Investor B Class
9/30/05                    11.87%/4/,/10/   $  10,008        1.97%           2.15%             (0.37)%         (0.55)%         63%
9/30/04                     7.76/4/,/10/       12,693        2.03            2.16              (1.01)          (1.14)          70
9/30/03 /21/               20.30/4/,/10/       14,358        2.04            2.15              (1.01)          (1.12)          90
9/30/02 /21/              (27.18)/4/           14,332        2.04            2.09              (1.23)          (1.28)         130
9/30/01 /21/              (56.08)/4/           25,986        2.04            2.05              (1.33)          (1.34)         164
Investor C Class
9/30/05                    11.76%/4/,/10/   $   2,236        1.97%           2.15%             (0.40)%         (0.58)%         63%
9/30/04                     7.77/4/,/10/        2,558        2.03            2.18              (1.01)          (1.16)          70
9/30/03 /21/               20.33/4/,/10/        2,579        2.04            2.15              (1.01)          (1.12)          90
9/30/02 /21/              (27.12)/4/            2,424        2.04            2.09              (1.23)          (1.28)         130
9/30/01 /21/              (56.11)/4/            4,711        2.04            2.05              (1.33)          (1.34)         164

                                                                             149

                                 BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Continued)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               Gain (loss)
                                   Net                        on investments,
                                  asset                      foreign currency
                                  value          Net            and options
                                beginning     investment      (both realized
                                of period   income (loss)     and unrealized)
--------------------------------------------------------------------------------
----------------------
Dividend Achievers(TM)
----------------------
Institutional Class
9/30/05                          $  9.96      $  0.22/5/        $  0.71
9/08/04 /1/ through 9/30/04        10.00         0.01/5/          (0.05)

Service Class
9/30/05                          $  9.95      $  0.18/5/        $  0.75
9/08/04 /1/ through 9/30/0         10.00           --/5/          (0.05)

Investor A Class
9/30/05                          $  9.96      $  0.17/5/        $  0.77
9/08/04 /1/ through 9/30/04        10.00         0.01/5/          (0.05)

Investor B Class
9/30/05                          $  9.96      $  0.09/5/        $  0.79
9/08/04 /1/ through 9/30/04        10.00         0.01/5/          (0.05)

Investor C Class
9/30/05                          $  9.96      $  0.10/5/        $  0.77
9/08/04 /1/ through 9/30/04        10.00         0.01/5/          (0.05)
------
Legacy
------
Institutional Class
11/01/04 through 9/30/05         $ 12.78      $  0.05/5/        $  1.36
10/31/04                           12.17        (0.04)             0.65
10/31/03                           10.14        (0.02)             2.05
10/31/02 /21/                      11.74           --             (1.60)
10/31/01 /21/                      16.61        (0.01)            (4.86)
Service Class
1/28/051 through 9/30/05         $ 12.96      $ (0.05)/5/       $  0.90
Investor A Class
11/01/04 through 9/30/05         $ 12.47      $  0.02/5/        $  1.33
10/31/04                           11.91        (0.08)             0.64
10/31/03                            9.96        (0.05)             2.00
10/31/02 /21/                      11.56        (0.03)            (1.57)
10/31/01 /21/                      16.39        (0.05)            (4.78)
Investor B Class
11/01/04 through 9/30/05         $ 11.86      $ (0.06)/5/       $  1.26
10/31/04                           11.41        (0.15)             0.60
10/31/03                            9.61        (0.12)             1.91
10/31/02 /21/                      11.23        (0.11)            (1.51)
10/31/01 /21/                      16.05        (0.15)            (4.67)
Investor C Class
11/01/04 through 9/30/05         $ 11.86      $ (0.06)/5/       $  1.26
10/31/04                           11.41        (0.15)             0.60
10/31/03                            9.61        (0.11)             1.91
10/31/02 /21/                      11.23        (0.11)            (1.51)
10/31/01 /21/                      16.05        (0.15)            (4.67)

                                                   Distributions
                                                     from net       Redemption     Net
                                 Distributions       realized       Fees Added  Asset value
                              from net investment     capital       To Paid-In    end of
                                    income            gains          Capital      period
-------------------------------------------------------------------------------------------
----------------------
Dividend Achievers(TM)
----------------------
Institutional Class
9/30/05                             $ (0.14)          $ (0.01)        $ 0.01      $ 10.75
9/08/04 /1/ through 9/30/04              --                --             --         9.96

Service Class
9/30/05                             $ (0.15)          $ (0.01)        $ 0.01      $ 10.72
9/08/04 /1/ through 9/30/04              --                --             --         9.95

Investor A Class
9/30/05                             $ (0.14)          $ (0.01)        $ 0.01      $ 10.75
9/08/04 /1/ through 9/30/04              --                --             --         9.96

Investor B Class
9/30/05                             $ (0.09)          $ (0.01)        $ 0.01      $ 10.74
9/08/04 /1/ through 9/30/04              --                --             --         9.96

Investor C Class
9/30/05                             $ (0.09)          $ (0.01)        $ 0.01      $ 10.73
9/08/04 /1/ through 9/30/04              --                --             --         9.96
------
Legacy
------
Institutional Class
11/01/04 through 9/30/05            $    --           $    --         $   --      $ 14.19
10/31/04                                 --                --             --        12.78
10/31/03                                 --                --             --        12.17
10/31/02 /21/                            --                --             --        10.14
10/31/01 /21/                            --                --             --        11.74
Service Class
1/28/05 /1/ through 9/30/05         $    --           $    --         $   --      $ 13.81
Investor A Class
11/01/04 through 9/30/05            $    --           $    --         $   --      $ 13.82
10/31/04                                 --                --             --        12.47
10/31/03                                 --                --             --        11.91
10/31/02 /21/                            --                --             --         9.96
10/31/01 /21/                            --                --             --        11.56
Investor B Class
11/01/04 through 9/30/05            $    --           $    --         $   --      $ 13.06
10/31/04                                 --                --             --        11.86
10/31/03                                 --                --             --        11.41
10/31/02 /21/                            --                --             --         9.61
10/31/01 /21/                            --                --             --        11.23
Investor C Class
11/01/04 through 9/30/05            $    --           $    --         $   --      $ 13.06
10/31/04                                 --                --             --        11.86
10/31/03                                 --                --             --        11.41
10/31/02 /21/                            --                --             --         9.61
10/31/01 /21/                            --                --             --        11.23

See accompanying notes to financial statements.

150

                                 Blackrock funds

                                                                    Ratio of Net
                                                       Net Assets   Expenses to
                                      Total          End of Period  Average Net
                                      Return             (000)         Assets
--------------------------------------------------------------------------------
----------------------
Dividend Achievers(TM)
----------------------
Institutional Class
9/30/05                          9.83%/17/             $   3,379       0.90%
9/08/04 /1/ through 9/30/04     (0.40)                     1,992       0.90/2/
Service Class
9/30/05                          9.43%/17/             $     376       1.20%
9/08/04 /1/ through 9/30/04     (0.50)                        --/20/   1.20/2/
Investor A Class
9/30/05                          9.50%/3/,/17/         $  14,637       1.29%
9/08/04 /1/ through 9/30/04     (0.40)/3/                     --/20/   1.30/2/
Investor B Class
9/30/05                          8.87%/4/,/17/         $   3,523       2.03%
9/08/04 /1/ through 9/30/04     (0.40)/4/                     --/20/   2.05/2/
Investor C Class
9/30/05                          8.72%/4/,/17/         $  11,183       2.02%
9/08/04 /1/ through 9/30/04     (0.40)/4/                     --/20/   2.05/2/
------
Legacy
------
Institutional Class
11/01/04 through 9/30/05        11.03%/10/,/22/        $  52,154       1.05%/2/
10/31/04                         5.01                     52,399       1.14
10/31/03                        20.02                     60,878       1.08
10/31/02 /21/                  (13.63)                    41,161       1.08
10/31/01 /21/                  (29.32)                     5,077       1.03
Service Class
1/28/05 /1/ through 9/30/05      6.56%/10/,/22/        $      --/20/   1.58%/2/
Investor A Class
11/01/04 through 9/30/05        10.83%/3/,/10/,/22/    $ 120,371       1.31%/2/
10/31/04                         4.70/3/                  99,435       1.44
10/31/03                        19.58/3/                 103,247       1.38
10/31/02 /21/                  (13.84)/3/                 76,798       1.38
10/31/01 /21/                  (29.47)/3/                103,774       1.33
Investor B Class
11/01/04 through 9/30/05        10.12%/4/,/10/,/23/    $  85,465       2.05%/2/
10/31/04                         3.94/4/                  97,938       2.14
10/31/03                        18.73/4/                 108,125       2.08
10/31/02 /21/                  (14.43)/4/                 90,564       2.08
10/31/01 /21/                  (29.99)/4/                129,464       2.03
Investor C Class
11/01/04 through 9/30/05        10.12%/4/,/10/,/23/    $  20,570       2.05%/2/
10/31/04                         3.94/4/                  23,854       2.14
10/31/03                        18.73/4/                  30,516       2.08
10/31/02 /21/                  (14.43)/4/                 31,274       2.08
10/31/01 /21/                  (30.03)/4/                 46,809       2.03

                                   Ratio of total                           ratio of net
                                     expense to         ratio of net     investment income
                                    average net      investment income     to average net    portfolio
                                 assets (excluding     to average net    assets (excluding   turnover
                                      waivers)             assets             waivers)         rate
------------------------------------------------------------------------------------------------------
----------------------
Dividend Achievers(TM)
----------------------
Institutional Class
9/30/05                               1.86%               2.03%                 1.07%           68%
9/08/04 /1/ through 9/30/04           1.68/2/             1.41/2/               0.63/2/          9
Service Class
9/30/05                               1.81%               1.68%                 1.07%           68%
9/08/04 /1/ through 9/30/04           1.98/2/             1.11/2/               0.33/2/          9
Investor A Class
9/30/05                               1.93%               1.64%                 1.00%           68%
9/08/04 /1/ through 9/30/04           2.08/2/             1.01/2/               0.23/2/          9
Investor B Class
9/30/05                               2.53%               0.88%                 0.38%           68%
9/08/04 /1/ through 9/30/04           2.58/2/             0.51/2/               0.27/2/          9
Investor C Class
9/30/05                               2.55%               0.91%                 0.38%           68%
9/08/04 /1/ through 9/30/04           2.58/2/             0.51/2/               0.27/2/          9
------
Legacy
------
Institutional Class
11/01/04 through 9/30/05              1.15%/2/            0.43%/2/              0.33%/2/        70%
10/31/04                              1.14               (0.31)                (0.31)           91
10/31/03                              1.08               (0.19)                (0.19)          113
10/31/02 /21/                         1.09                0.03                  0.02            31
10/31/01 /21/                         1.05               (0.09)                (0.11)           22
Service Class
1/28/05 /1/ through 9/30/05           1.83%/2/           (0.55)%/2/            (0.80)%/2/       70%
Investor A Class                      1.48%/2/            0.21%/2/              0.04%/2/        70%
11/01/04 through 9/30/05              1.44               (0.62)                (0.62)           91
10/31/04                              1.38               (0.47)                (0.47)          113
10/31/03                              1.39               (0.28)                (0.29)           31
10/31/02 /21/                         1.35               (0.39)                (0.41)           22
10/31/01 /21/
Investor B Class
11/01/04 through 9/30/05              2.15%/2/           (0.53)%/2/            (0.63)%/2/       70%
10/31/04                              2.14               (1.31)                (1.31)           91
10/31/03                              2.08               (1.17)                (1.17)          113
10/31/02 /21/                         2.09               (0.98)                (0.99)           31
10/31/01 /21/                         2.05               (1.09)                (1.11)           22
Investor C Class
11/01/04 through 9/30/05              2.15%/2/           (0.51)%/2/            (0.61)%/2/       70%
10/31/04                              2.14               (1.30)                (1.30)           91
10/31/03                              2.08               (1.15)                (1.15)          113
10/31/02 /21/                         2.09               (0.99)                (1.00)           31
10/31/01 /21/                         2.05               (1.08)                (1.10)           22

                                                                             151

                                 BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Continued)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               Gain (loss)
                                  Net                        on investments,                         Distributions
                                 asset                      foreign currency                           from net         Net
                                 value           Net           and options        Distributions        realized     Asset value
                               beginning     investment      (both realized    from net investment      capital       end of
                               of period    income (loss)    and unrealized)          income             gains        Period
-------------------------------------------------------------------------------------------------------------------------------
---------------------
Mid-Cap Value Equity*
---------------------
Institutional Class
3/01/05 through 9/30/05        $   12.73      $  0.04/5/         $  0.97              $    --           $    --      $ 13.74
7/01/04 through 2/28/05            12.14         0.11               1.44                (0.15)            (0.81)       12.73
6/30/04                             9.07         0.08               3.08                (0.09)               --        12.14
6/30/03                            10.66         0.08              (1.21)                  --             (0.46)        9.07
6/30/02 /21/                       11.85         0.04               0.30                   --             (1.53)       10.66
6/30/01 /21/                        8.74         0.10               3.59                (0.15)            (0.43)       11.85
Service Class
3/01/05 through 9/30/05        $   12.63      $  0.02/5/         $  0.96              $    --           $    --      $ 13.61
1/28/05 /1/ through 2/28/05        12.04        (0.01)              0.60                   --                --        12.63
Investor A Class
3/01/05 through 9/30/05        $   12.53      $  0.02/5/         $  0.94              $    --           $    --      $ 13.49
7/01/04 through 2/28/05            11.92         0.07               1.45                (0.11)            (0.80)       12.53
6/30/04                             8.91         0.05               3.02                (0.06)               --        11.92
6/30/03                            10.53         0.06              (1.22)                  --             (0.46)        8.91
6/30/02 /21/                       11.73         0.02               0.29                   --             (1.51)       10.53
6/30/01 /21/                        8.66         0.06               3.56                (0.13)            (0.42)       11.73
Investor B Class
3/01/05 through 9/30/05        $   11.87      $ (0.04)/5/        $  0.90              $    --           $    --      $ 12.73
7/01/04 through 2/28/05            11.28        (0.03)              1.41                (0.01)            (0.78)       11.87
6/30/04                             8.45        (0.02)              2.85                   --                --        11.28
6/30/03                            10.05        (0.01)             (1.15)                  --             (0.44)        8.45
6/30/02 /21/                       11.30        (0.06)              0.28                   --             (1.47)       10.05
6/30/01 /21/                        8.36        (0.02)              3.45                (0.08)            (0.41)       11.30
Investor C Class
3/01/05 through 9/30/05        $   11.87      $ (0.04)/5/        $  0.90              $    --           $    --      $ 12.73
7/01/04 through 2/28/05            11.28        (0.03)              1.40                (0.01)            (0.77)       11.87
6/30/04                             8.45        (0.02)              2.85                   --                --        11.28
6/30/03                            10.04        (0.01)             (1.14)                  --             (0.44)        8.45
6/30/02 /21/                       11.28        (0.05)              0.28                   --             (1.47)       10.04
6/30/01 /21/                        8.35        (0.01)              3.42                (0.07)            (0.41)       11.28
---------------------
Mid-Cap Growth Equity
---------------------
Institutional Class
9/30/05                        $    8.76      $ (0.07)/5/        $   1.75             $    --           $    --      $ 10.44
9/30/04                             7.57        (0.06)/5/            1.25                  --                --         8.76
9/30/03 /21/                        6.06        (0.05)               1.56                  --                --         7.57
9/30/02 /21/                        7.49        (0.06)/5/           (1.37)                 --                --         6.06
9/30/01 /21/                       26.58         0.01              (11.62)                 --             (7.48)        7.49
Service Class
9/30/05                        $    8.46      $ (0.07)/5/        $   1.68             $    --           $    --      $ 10.07
9/30/04                             7.33        (0.08)/5/            1.21                  --                --         8.46
9/30/03 /21/                        5.89        (0.07)               1.51                  --                --         7.33
9/30/02 /21/                        7.31        (0.11)              (1.31)                 --                --         5.89
9/30/01 /21/                       26.19        (0.03)             (11.37)                 --             (7.48)        7.31

*The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Mid-Cap Value Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research
Mid-Cap Value Equity Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.56483770, 1.57950264, 1.62345461 and 1.63087248 for Institutional, Class A,
Class B and Class C shares, respectively.

See accompanying notes to financial statements.

152

                                BlackRock Funds

                                                                                                              Ratio of Net
                                                                                                              Investment
                                                                        Ratio of Total                        Income to
                                              Net Assets  Ratio of Net     Expense to         Ratio of Net    Average Net
                                                End of    Expenses to      Average Net     Investment Income    Assets     Portfolio
                              Total             Period    Average Net   Assets (Excluding     to Average      (Excluding   Turnover
                              Return            (000)       Assets          Waivers)         Net Assets        Waivers)      Rate
------------------------------------------------------------------------------------------------------------------------------------
---------------------
Mid-Cap Value Equity*
---------------------
Institutional Class
3/01/05 through 9/30/05        7.94%/10/      $  53,111      1.00%/2/         1.30%/2/          0.49%/2/          0.19%/2/      60%
7/01/04 through 2/28/05       13.07              50,383      0.99/2/          1.09/2/           1.18/2/           1.08/2/       53
6/30/04                       34.83              30,181      0.98             1.03              0.76              0.71          86
6/30/03                      (10.21)             26,099      0.99             1.18              0.93              0.75          66
6/30/02 /21/                   3.20              35,116      0.95             1.15              0.42              0.23          69
6/30/01 /21/                  43.89              34,577      0.95             1.25              0.90              0.62         116
Service Class
3/01/05 through 9/30/05        7.76%/10/      $     889      1.25%/2/         1.54%/2/          0.20%/2/         (0.09)%/2/     60%
1/28/05 /1/ through 2/28/05    4.89               1,374      1.25/2/          1.49/2/           0.39/2/           0.14/2/       53
Investor A Class               7.66%/3/,/10/  $ 500,479      1.25%/2/         1.64%/2/          0.24%/2/         (0.15)%/2/     60%
3/01/05 through 9/30/05       12.98/3/          448,237      1.24/2/          1.38/2/           0.92/2/           0.78/2/       53
7/01/04 through 2/28/05       34.51/3/          363,188      1.28             1.33              0.47              0.42          86
6/30/04                      (10.61)/3/         194,034      1.29             1.48              0.65              0.47          66
6/30/03                        2.96/3/          242,113      1.25             1.41              0.16              0.01          69
6/30/02 /21/                  43.49/3/          107,448      1.25             1.55              0.59              0.31         116
6/30/01 /21/
Investor B Class
3/01/05 through 9/30/05        7.25%/4/,/10/  $ 131,651      2.00%/2/         2.29%/2/          (0.52)%/2/       (0.81)%/2/     60%
7/01/04 through 2/28/05       12.39/4/          128,568      1.99/2/          2.09/2/            0.20/2/          0.10/2/       53
6/30/04                       33.53/4/          109,815      1.98             2.03              (0.24)           (0.29)         86
6/30/03                      (11.13)/4/          79,536      1.99             2.18              (0.05)           (0.23)         66
6/30/02 /21/                   2.20/4/           91,416      1.95             2.10              (0.52)           (0.66)         69
6/30/01 /21/                  42.51/4/           25,957      1.95             2.25              (0.18)           (0.46)        116
Investor C Class
3/01/05 through 9/30/05        7.25%/4/,/10/  $ 103,344      2.00%/2/         2.29%/2/          (0.50)%/2/       (0.79)%/2/     60%
7/01/04 through 2/28/05       12.40/4/           91,657      1.99/2/          2.09/2/            0.19/2/          0.09/2/       53
6/30/04                       33.53/4/           82,758      1.98             2.03              (0.24)           (0.29)         86
6/30/03                      (11.09)/4/          58,499      1.99             2.19              (0.04)           (0.23)         66
6/30/02 /21/                   2.25/4/           62,505      1.95             2.09              (0.51)           (0.64)         69
6/30/01 /21/                  42.48/4/           14,062      1.95             2.25              (0.09)           (0.37)        116
---------------------
Mid-Cap Growth Equity
---------------------
Institutional Class
9/30/05                       19.18%/10/      $  75,407      1.23%            1.41%             (0.72)%          (0.90)%        85%
9/30/04                       15.72/10/          40,337      1.23             1.28              (0.65)           (0.69)         29
9/30/03 /21/                  24.92/10/          46,970      1.21             1.23              (0.52)           (0.54)        168
9/30/02 /21/                 (19.09)             77,693      1.14             1.14              (0.76)           (0.76)        279
9/30/01 /21/                 (56.71)            301,779      1.13             1.13               0.06             0.06         584
Service Class
9/30/05                       19.03%/10/      $   1,136      1.53%            1.60%             (0.77)%          (0.84)%        85%
9/30/04                       15.42/10/          10,871      1.53             1.56              (0.97)           (0.99)         29
9/30/03 /21/                  24.45/10/          14,115      1.51             1.53              (0.80)           (0.83)        168
9/30/02 /21/                 (19.43)             24,082      1.45             1.45              (1.07)           (1.07)        279
9/30/01 /21/                 (56.78)             37,691      1.44             1.44              (0.28)           (0.28)        584

                                                                             153

                                BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Continued)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               Gain (loss)
                                  Net                        on investments,                         Distributions
                                 asset                      foreign currency                           from net         Net
                                 value           Net           and options        Distributions        realized     Asset value
                               beginning     investment      (both realized    from net investment      capital       end of
                               of period    income (loss)    and unrealized)          income             gains        period
-------------------------------------------------------------------------------------------------------------------------------
---------------------
Mid-Cap Growth Equity
 (Continued)
---------------------
Investor A Class
9/30/05                        $   8.26       $  (0.11)/5/       $   1.67             $    --           $    --      $  9.82
9/30/04                            7.17          (0.09)/5/           1.18                  --                --         8.26
9/30/03 /21/                       5.77          (0.07)              1.47                  --                --         7.17
9/30/02 /21/                       7.17          (0.11)             (1.29)                 --                --         5.77
9/30/01 /21/                      25.92          (0.04)            (11.23)                 --             (7.48)        7.17
Investor B Class
9/30/05                        $   7.63       $  (0.15)/5/       $   1.52             $    --           $    --      $  9.00
9/30/04                            6.67          (0.14)/5/           1.10                  --                --         7.63
9/30/03 /21/                       5.41          (0.11)              1.37                  --                --         6.67
9/30/02 /21/                       6.77          (0.16)             (1.20)                 --                --         5.41
9/30/01 /21/                      25.12          (0.12)            (10.75)                 --             (7.48)        6.77
Investor C Class
9/30/05                        $   7.63       $  (0.15)/5/       $   1.52             $    --           $    --      $  9.00
9/30/04                            6.67          (0.14)/5/           1.10                  --                --         7.63
9/30/03 /21/                       5.41          (0.11)              1.37                  --                --         6.67
9/30/02 /21/                       6.77          (0.18)             (1.18)                 --                --         5.41
9/30/01 /21/                      25.10          (0.13)            (10.72)                 --             (7.48)        6.77
------
Aurora
------
Institutional Class
9/30/05                        $  40.71       $  (0.04)/5/       $   6.60             $    --           $ (3.84)     $ 43.43
9/30/04                           23.18          (0.11)              7.66                  --             (0.02)       40.71
9/30/03                           25.05          (0.11)              8.39                  --             (0.15)       33.18
9/30/02 /21/                      27.06          (0.14)             (1.87)                 --                --        25.05
9/30/01 /21/                      29.66           0.13              (0.39)              (0.03)            (2.31)       27.06
Service Class
1/28/05/1/ through 9/30/05     $  38.18       $  (0.06)/5/       $   3.76             $    --           $    --      $ 41.88
Investor A Class
9/30/05                        $  39.49       $  (0.16)/5/       $   6.39             $    --           $ (3.84)     $ 41.88
9/30/04                           32.28          (0.22)              7.45                  --             (0.02)       39.49
9/30/03                           24.43          (0.19)              8.19                  --             (0.15)       32.28
9/30/02 /21/                      26.51          (0.23)             (1.85)                 --                --        24.43
9/30/01 /21/                      29.17           0.02              (0.37)                 --             (2.31)       26.51
Investor B Class
9/30/05                        $  36.67       $  (0.40)/5/       $   5.89             $    --           $ (3.84)     $ 38.32
9/30/04                           30.19          (0.45)              6.95                  --             (0.02)       36.67
9/30/03                           23.02          (0.36)              7.68                  --             (0.15)       30.19
9/30/02 /21/                      25.16          (0.42)             (1.72)                 --                --        23.02
9/30/01 /21/                      27.99          (0.18)             (0.34)                 --             (2.31)       25.16
Investor C Class
9/30/05                        $  36.67       $  (0.42)/5/       $   5.91             $    --           $ (3.84)     $ 38.32
9/30/04                           30.18          (0.45)              6.96                  --             (0.02)       36.67
9/30/03                           23.01          (0.35)              7.67                  --             (0.15)       30.18
9/30/02 /21/                      25.16          (0.42)             (1.73)                 --                --        23.01
9/30/01 /21/                      27.99          (0.18)             (0.34)                 --             (2.31)       25.11

See accompanying notes to financial statements.

154

                                BlackRock Funds

                                                                                                              Ratio of Net
                                                                                                              Investment
                                                                        Ratio of Total                        Income to
                                              Net Assets  Ratio of Net     Expense to         Ratio of Net    Average Net
                                                End of    Expenses to      Average Net     Investment Income    Assets     Portfolio
                              Total             Period    Average Net   Assets (Excluding     to Average      (Excluding   Turnover
                              Return            (000)       Assets          Waivers)         Net Assets        Waivers)      Rate
------------------------------------------------------------------------------------------------------------------------------------
---------------------
Mid-Cap Growth Equity
 (Continued)
---------------------
Investor A Class
9/30/05                        18.89%/3/,/10/ $  290,285       1.58%          1.78%             (1.14)%           (1.34)%        85%
9/30/04                        15.20/3/,/10/      27,777       1.67           1.77              (1.09)            (1.19)         29
9/30/03 /21/                   24.26/3/,/10/      25,960       1.68           1.71              (0.96)            (0.98)        168
9/30/02 /21/                  (19.53)/3/          26,242       1.62           1.62              (1.24)            (1.24)        279
9/30/01 /21/                  (56.91)/3/          38,225       1.60           1.60              (0.38)            (0.38)        584
Investor B Class
9/30/05                        17.96%/4/,/10/ $   59,100       2.33%          2.41%             (1.82)%           (1.90)%        85%
9/30/04                        14.39/4/,/10/      31,900       2.44           2.45              (1.86)            (1.87)         29
9/30/03 /21/                   23.29/4/,/10/      33,982       2.43           2.45              (1.69)            (1.71)        168
9/30/02 /21/                  (20.09)/4/          33,822       2.37           2.37              (1.98)            (1.98)        279
9/30/01 /21/                  (57.24)/4/          51,186       2.35           2.35              (1.12)            (1.12)        584
Investor C Class
9/30/05                        17.96%/4/,/10/ $   20,748       2.33%          2.41%             (1.83)%           (1.91)%        85%
9/30/04                        14.39/4/,/10/      11,269       2.44           2.45              (1.86)            (1.87)         29
9/30/03 /21/                   23.29/4/,/10/      12,212       2.43           2.45              (1.69)            (1.71)        168
9/30/02 /21/                  (20.09)/4/          12,092       2.37           2.37              (1.98)            (1.98)        279
9/30/01 /21/                  (57.19)/4/          21,144       2.35           2.35              (1.10)            (1.10)        584
------
Aurora
------
Institutional Class
9/30/05                        16.62%/10/     $  165,837       1.14%          1.14%             (0.09)%           (0.09)%        73%
9/30/04                        22.75             197,475       1.10           1.10              (0.27)            (0.27)         33
9/30/03                        33.21             142,460       1.25           1.25              (0.38)            (0.38)         48
9/30/02 /21/                   (7.43)             92,789       1.17           1.18              (0.43)            (0.44)         42
9/30/01 /21/                   (0.64)             76,711       1.13           1.14               0.36              0.35          26
Service Class
1/28/05/1/ through 9/30/05      9.69%/10/     $       --/20/   0.78%/2/       0.81%/2/           0.32%/2/          0.29%/2/      73%
Investor A Class
9/30/05                        16.28%/3/,/10/ $1,690,497       1.40%          1.47%             (0.36)%           (0.43)%        73%
9/30/04                        22.39/3/        2,169,836       1.40           1.40              (0.57)            (0.57)         33
9/30/03                        32.90/3/        1,682,504       1.55           1.55              (0.69)            (0.69)         48
9/30/02 /21/                   (7.85)/3/       1,449,869       1.47           1.48              (0.73)            (0.74)         42
9/30/01 /21/                   (0.98)/3/       1,334,548       1.43           1.44               0.08              0.07          26
Investor B Class
9/30/05                        15.44%/4/,/10/ $  436,642       2.14%          2.15%             (1.10)%           (1.11)%        73%
9/30/04                        21.53/4/          470,430       2.10           2.10              (1.27)            (1.27)         33
9/30/03                        31.96/4/          401,016       2.25           2.25              (1.39)            (1.39)         48
9/30/02 /21/                   (8.51)/4/         340,529       2.17           2.18              (1.43)            (1.44)         42
9/30/01 /21/                   (1.67)/4/         299,062       2.13           2.14              (0.63)            (0.64)         26
Investor C Class
9/30/05                        15.45%/4/,/10/ $  405,952       2.14%          2.15%             (1.10)%           (1.11)%        73%
9/30/04                        21.57/4/          493,980       2.10           2.10              (1.27)            (1.27)         33
9/30/03                        31.97/4/          409,076       2.25           2.25              (1.39)            (1.39)         48
9/30/02 /21/                   (8.55)/4/         402,010       2.17           2.18              (1.43)            (1.44)         42
9/30/01 /21/                   (1.67)/4/         378,733       2.13           2.14              (0.62)            (0.63)         26

                                                                             155

                                 BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Continued)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               Gain (loss)
                                  Net                        on investments,                         Distributions
                                 asset                      foreign currency                           from net         Net
                                 value           Net           and options        Distributions        Realized     Asset value
                               beginning     investment      (both realized    from net investment      capital       end of
                               of period    income (loss)    and unrealized)          income             gains        period
-------------------------------------------------------------------------------------------------------------------------------
--------------------
Small/Mid-Cap Growth
--------------------
Institutional Class
9/30/05                       $  12.49      $ (0.17)/5/        $   2.84             $     --          $      --    $   15.16
9/30/04                          12.11        (0.10)               0.48                   --                 --        12.49
9/30/03                           9.06        (0.08)               3.13                   --                 --        12.11
9/30/02 /21/                      9.62        (0.06)              (0.50)                  --                 --         9.06
9/30/01 /21/                     16.48        (0.04)               4.54                   --              (2.28)        9.62
Service Class
1/28/051 through 9/30/05      $  12.81      $ (0.06)/5/        $   1.72             $     --          $      --    $   14.47
Investor A Class
9/30/05                       $  11.96      $ (0.13)/5/        $   2.65             $     --          $      --    $   14.48
9/30/04                          11.63        (0.14)               0.47                   --                 --        11.96
9/30/03                           8.73        (0.11)               3.01                   --                 --        11.63
9/30/02 /21/                      9.27        (0.09)              (0.45)                  --                 --         8.73
9/30/01 /21/                     16.08        (0.08)              (4.45)                  --              (2.28)        9.27
Investor B Class
9/30/05                       $  10.84      $ (0.19)/5/            2.38             $     --          $      --    $   13.03
9/30/04                          10.62        (0.21)               0.43                   --                 --        10.84
9/30/03                           8.03        (0.16)               2.75                   --                 --        10.62
9/30/02 /21/                      8.60        (0.15)              (0.42)                  --                 --         8.03
9/30/01 /21/                     15.17        (0.15)              (4.14)                  --              (2.28)        8.60
Investor C Class
9/30/05                       $  10.87      $ (0.20)/5/        $   2.39             $     --          $      --    $   13.06
9/30/04                          10.64        (0.21)               0.44                   --                 --        10.87
9/30/03                          8.05        (0.16)                2.75                   --                 --        10.64
9/30/02 /21/                      8.61        (0.15)              (0.41)                  --                 --         8.05
9/30/01 /21/                     15.17        (0.15)              (4.13)                  --              (2.28)        8.61
----------------------
Small Cap Value Equity
----------------------
BlackRock
9/30/05                       $  15.23      $ 0.025            $   2.89             $     --          $   (2.99)   $   15.16
4/12/041 through 9/30/04         16.02           --/5/            (0.79)                  --                 --        15.23
Institutional Class
9/30/05                       $  15.22      $ 0.045            $   2.90             $     --          $   (2.99)   $   15.17
9/30/04                          14.17        (0.02)/5/            2.86                   --              (1.79)       15.22
9/30/03 /21/                     12.81         0.01                3.31                   --              (1.96)       14.17
9/30/02 /21/                     16.18           --               (1.02)               (0.02)             (2.33)       12.81
9/30/01 /21/                     17.12         0.16               (0.11)               (0.15)             (0.84)       16.18
Service Class
9/30/05                       $  15.07      $    --/5/         $   2.87             $     --          $   (2.99)   $   14.95
9/30/04                          14.09        (0.07)/5/            2.84                   --              (1.79)       15.07
9/30/03 /21/                     12.77        (0.03)               3.31                   --              (1.96)       14.09
9/30/02 /21/                     16.18        (0.04)              (1.04)                  --              (2.33)       12.77
9/30/01 /21/                     17.10         0.10               (0.08)               (0.10)             (0.84)       16.18

See accompanying notes to financial statements.

156

                                BlackRock Funds

                                                                                                              Ratio of Net
                                                                                                              Investment
                                                                        Ratio of Total                        Income to
                                              Net Assets  Ratio of Net     Expense to         Ratio of Net    Average Net
                                                End of    Expenses to      Average Net     Investment Income    Assets     Portfolio
                              Total             Period    Average Net   Assets (Excluding     to Average      (Excluding   Turnover
                              Return            (000)       Assets          Waivers)         Net Assets        Waivers)      Rate
------------------------------------------------------------------------------------------------------------------------------------
--------------------
Small/Mid-Cap Growth
--------------------
Institutional Class
9/30/05                        21.38%/10/     $  20,133        1.10%          1.28%              (0.72)%           (0.90)%     122%
9/30/04                         3.14             87,520        1.09           1.28               (0.80)            (0.99)      208
9/30/03                        33.66              7,809        1.10           1.55               (0.78)            (1.23)      167
9/30/02 /21/                   (5.82)             6,054        1.10           1.69               (0.60)            (1.19)      168
9/30/01 /21/                   29.73              5,810        1.10           1.77               (0.39)            (1.06)      282
Service Class
1/28/051 through 9/30/05       12.96%/10/     $      --/20/    1.41%          1.48%              (0.70)%           (0.77)%     122%
Investor A Class
9/30/05                        21.07%/3/,/10/ $ 215,622        1.37%*         1.64%              (0.87)%           (1.14)%     122%
9/30/04                         2.84/3/         268,065        1.39           1.56               (1.09)            (1.26)      208
9/30/03                       33.223            117,571        1.40           1.78               (1.10)            (1.48)      167
9/30/02 /21/                   (5.93)/3/         41,474        1.40           1.98               (0.90)            (1.48)      168
9/30/01 /21/                  (30.22)/3/         39,522        1.40           2.07               (0.69)            (1.36)      282
Investor B Class
9/30/05                        20.20%/4/,/10/ $  24,925        2.10%          2.30%              (1.58)%           (1.78)%    122%
9/30/04                         2.17/4/          24,880        2.09           2.25               (1.79)            (1.95)     208
9/30/03                        32.25/4/          19,797        2.10           2.54               (1.78)            (2.22)     167
9/30/02 /21/                   (6.63)/4/         13,288        2.10           2.68               (1.60)            (2.18)     168
9/30/01 /21/                  (30.48)/4/         12,749        2.10           2.77               (1.39)            (2.06)     282
Investor C Class
9/30/05                        20.15%/4/,/10/ $  20,963        2.10%          2.32%              (1.60)%           (1.82)%    122%
9/30/04                         2.16/4/          29,627        2.09           2.26               (1.79)            (1.96)     208
9/30/03                        32.17/4/          13,530        2.10           2.51               (1.79)            (2.20)     167
9/30/02 /21/                   (6.50)/4/          5,794        2.10           2.68               (1.60)            (2.18)     168
9/30/01 /21/                  (30.40)/4/          5,332        2.10           2.77               (1.39)            (2.06)     282
----------------------
Small Cap Value Equity
----------------------
BlackRock
9/30/05                        20.60%/10/         5,162        1.07%          1.08%               0.16%             0.15%      133%
4/12/04 /1/ through 9/30/04    (4.93)/10/         4,787        1.10/2/        1.33/2/            (0.17)/2/         (0.40)/2/   154
Institutional Class
9/30/05                        20.77%/10/     $  68,880        0.97%          1.00%               0.26%             0.23%      133%
9/30/04                      20.87/10/           66,083        0.95           0.98               (0.15)            (0.18)      154
9/30/03 /21/                   29.96/10/         69,641        0.91           0.94                0.09              0.06       240
9/30/02 /21/                   (8.25)           122,732        0.88           0.89                  --             (0.01)      260
9/30/01 /21/                    0.47            367,167        0.87           0.87                0.87              0.87       184
Service Class
9/30/05                        20.46%/10/     $   3,405        1.24%          1.25%              (0.03)%           (0.04)%     133%
9/30/04                        20.45/10/          3,288        1.25           1.29               (0.45)            (0.48)      154
9/30/03 /21/                   29.70/10/          4,139        1.21           1.24               (0.19)            (0.22)      240
9/30/02 /21/                   (8.64)             7,242        1.18           1.19               (0.24)            (0.25)      260
9/30/01 /21/                    0.28             47,095        1.17           1.17                0.56              0.56       184

*For the period October 1, 2004, through January 31, 2005, the expense ratio reflects the expenses of the State Street Research Emergin g Growth Fund prior to its reorganization with the Small/Mid-Cap Growth Portfolio on January 31,
2005. The expense ratio for the period October 1, 2004 through January 31, 2005 was 1.41%. The expense ratio of the Portfolio for the period February 1, 2005, through September 30, 2005, was 1.35%.

                                                                             157

                                BlackRock Funds
                        FINANCIAL HIGHLIGHTS (Continued)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               Gain (loss)
                                  Net                        on investments,                   Distributions
                                 asset                      foreign currency   Distributions    from net      Redemption     Net
                                 value           Net           and options       from net       realized     Fees Added  Asset value
                               beginning     investment      (both realized     investment       capital      to Paid-In     end of
                               of period    income (loss)    and unrealized)      income          gains       Capital        period
------------------------------------------------------------------------------------------------------------------------------------
 ---------------------
Small Cap Value Equity
 (Continued)
----------------------
Investor A Class
9/30/05                        $  15.00      $     --/5/         $   2.85       $    --        $ (2.99)       $    --     $  14.86
9/30/04                           14.04         (0.09)/5/            2.84            --          (1.79)            --        15.00
9/30/03 /21/                      12.76         (0.05)               3.29            --          (1.96)            --        14.04
9/30/02 /21/                      16.18         (0.10)              (0.99)           --          (2.33)            --        12.76
9/30/01 /21/                      17.10          0.06              (0.07)         (0.07)         (0.84)            --        16.18
Investor B Class
9/30/05                        $  13.77      $  (0.10)/5/        $   2.60       $    --        $ (2.99)       $    --     $  13.28
9/30/04                           13.11         (0.19)/5/            2.64            --          (1.79)            --        13.77
9/30/03 /21/                      12.11         (0.13)               3.09            --          (1.96)            --        13.11
9/30/02 /21/                      15.58         (0.20)              (0.94)           --          (2.33)            --        12.11
9/30/01 /21/                      16.56         (0.06)              (0.07)        (0.01)         (0.84)            --        15.58
Investor C Class
9/30/05                        $  13.78      $  (0.10)/5/        $   2.59       $    --        $ (2.99)       $    --     $  13.28
9/30/04                           13.11         (0.19)/5/            2.65            --          (1.79)            --        13.78
9/30/03 /21/                      12.12         (0.14)               3.09            --          (1.96)            --        13.11
9/30/02 /21/                      15.59         (0.20)              (0.94)           --          (2.33)            --        12.12
9/30/01 /21/                      16.57         (0.05)              (0.08)        (0.01)         (0.84)            --        15.59
---------------------
Small Cap Core Equity
---------------------
Institutional Class
9/30/05                        $  14.77      $  (0.10)/5/        $   3.06       $    --        $ (0.11)       $    --     $  17.62
9/30/04                           11.99         (0.13)/5/            3.01            --          (0.15)          0.05        14.77
9/30/03 /21/                       8.35         (0.06)               3.70            --             --             --        11.99
1/02/02 /1/,/21/ through
9/30/02                           10.00         (0.04)              (1.61)           --             --             --         8.35
Service Class
9/30/05                        $  14.73      $  (0.13)/5/        $   3.10       $    --        $ (0.11)       $    --     $  17.59
9/30/04                           11.99         (0.20)/5/            3.04            --          (0.15)          0.05        14.73
9/30/03 /21/                       8.35            --                3.64            --             --             --        11.99
1/02/02 /1/,/21/ through
9/30/02                           10.00            --               (1.65)           --             --             --         8.35
Investor A Class
9/30/05                        $  14.71      $  (0.17)/5/        $   3.06       $    --        $ (0.11)       $    --     $  17.49
9/30/04                           11.99         (0.24)/5/            3.04            --          (0.15)          0.07        14.71
9/30/03 /21/                       8.35            --                3.64            --             --             --        11.99
1/02/02 /1/,/21/ through
9/30/02                           10.00            --               (1.65)           --             --             --         8.35
Investor B Class
9/30/05                        $  14.61      $  (0.28)5          $   3.02       $    --       $  (0.11)       $    --     $  17.24
9/30/04                           11.99         (0.37)5              3.07            --          (0.15)          0.07        14.61
9/30/03 /21/                       8.35            --                3.64            --             --             --        11.99
1/02/02 /1/,/21/ through
9/30/02                           10.00            --               (1.65)           --             --             --         8.35
Investor C Class
9/30/05                        $  14.60      $  (0.28)5          $   3.02       $    --       $  (0.11)       $    --     $  17.23
9/30/04                           11.99         (0.28)5              2.99            --          (0.15)          0.05        14.60
9/30/03 /21/                       8.35            --                3.64            --             --             --        11.99
1/02/02 /1/,/21/ through
9/30/02                           10.00            --               (1.65)           --             --             --         8.35

See accompanying notes to financial statements.
158

                                BlackRock Funds

                                                                                                              Ratio of Net
                                                                                                              Investment
                                                                        Ratio of Total                        Income to
                                              Net Assets  Ratio of Net     Expense to         Ratio of Net    Average Net
                                                End of    Expenses to      Average Net     Investment Income    Assets     Portfolio
                              Total             Period    Average Net   Assets (Excluding     to Average      (Excluding   Turnover
                              Return            (000)       Assets          Waivers)         Net Assets        Waivers)      Rate
------------------------------------------------------------------------------------------------------------------------------------
----------------------
Small Cap Value Equity
 (Continued)
----------------------
Investor A Class
9/30/05                        20.43%/3/,10    $ 31,889        1.24%           1.35%            (0.01)%           (0.12)%    133%
9/30/04                        20.38/3/,/10/     35,240        1.35            1.47             (0.55)            (0.67)     154
9/30/03 /21/                   29.37/3/,/10/     38,052        1.38            1.41             (0.37)            (0.40)     240
9/30/02 /21/                   (8.71)/3/         43,884        1.35            1.37             (0.62)            (0.64)     260
9/30/01 /21/                    0.09/3/          28,195        1.34            1.34              0.38              0.38      184
Investor B Class
9/30/05                        19.58%/4/,/10/  $ 12,848        2.00%           2.00%            (0.76)%           (0.76)%    133%
9/30/04                        19.45/4/,/10/     15,952        2.07            2.09             (1.28)            (1.30)     154
9/30/03 /21/                   28.52/4/,/10/     15,019        2.13            2.16             (1.12)            (1.15)     240
9/30/02 /21/                   (9.46)/4/         14,402        2.10            2.12             (1.32)            (1.34)     260
9/30/01 /21/                   (0.66)/4/         16,599        2.09            2.09             (0.37)            (0.37)     184
Investor C Class
9/30/05                        19.49%/4/,/10/  $  6,414        2.00%           2.00%            (0.76)%           (0.76)%    133%
9/30/04                        19.53/4/,/10/      6,715        2.09            2.11             (1.30)            (1.32)     154
9/30/03 /21/                   28.42/4/,/10/      5,839        2.13            2.16             (1.13)            (1.15)     240
9/30/02 /21/                   (9.45)/4/          6,113        2.10            2.12             (1.32)            (1.33)     260
9/30/01 /21/                   (0.65)/4/          7,051        2.09            2.09               (0.37)          (0.37)     184
---------------------
Small Cap Core Equity
---------------------
Institutional Class
9/30/05                        20.10%/10/      $ 12,641        1.30%           1.81%            (0.59)%           (1.10)%    118%
9/30/04                        24.51/18/          1,802        1.30            2.37             (0.89)            (1.96)      78
9/30/03 /21/                   43.59              1,238        1.30            2.96             (0.62)            (2.28)     218
1/02/02 /1/,/21/ through
9/30/02                       (16.50)               835        1.30/2/         2.53/2/          (0.60)/2/         (1.83)/2/  233
Service Class
9/30/05                        20.22%/10/      $     94        1.60%           2.01%            (0.80)%           (1.21)%    118%
9/30/04                        24.17/18/             --/20/    1.60            2.67             (1.19)             2.26       78
9/30/03 /21/                   43.59                 --/20/    1.60            3.26             (0.92)            (2.58)     218
1/02/02 /1/,/21/ through
9/30/02                       (16.50)                --/20/    1.60/2/         2.83/2/          (0.90)/2/         (2.13)/2/  233
Investor A Class
9/30/05                        19.71%/3/,/10/  $ 11,997        1.71%           2.17%            (1.01)%           (1.47)%    118%
9/30/04                         24.01/3/,/1       3,154        1.74            2.89             (1.32)            (2.48)      78
9/30/03 /21/                   43.59/3/               7        1.77            3.43             (1.09)            (2.75)     218
1/02/02 /1/,/21/ through
9/30/02                       (16.50)/3/             --/20/    1.77/2/         3.00/2/          (1.07)/2/         (2.30)/2/  233
Investor B Class
9/30/05                        18.81%/4/,/10/  $  6,303        2.44%           2.81%            (1.74)%           (2.11)%    118%
9/30/04                        23.17/4/,/19/      1,157        2.49            3.56             (2.07)            (3.15)      78
9/30/03 /21/                   43.594                --/20/    2.52            4.18             (1.84)            (3.50)     218
1/02/02 /1/,/21/ through
9/30/02                       (16.50)/4/             --/20/    2.52/2/         3.75/2/          (1.82)/2/         (3.05)/2/  233
Investor C Class
9/30/05                        18.82%/4/,/10/  $ 17,266        2.44%           2.80%            (1.74)%           (2.10)%    118%
9/30/04                        23.08/4/,/18/      3,352        2.47            3.56             (2.03)            (3.11)      78
9/30/03 /21/                   43.59/4/              --/20/    2.52            4.18             (1.84)            (3.50)     218
1/02/02 /1/,/21/ through
9/30/02                       (16.50)/4/             --/20/    2.52/2/         3.75/2/          (1.82)/2/         (3.05)/2/  233

                                                                             159

                                 BlackRock Funds
                        FINANCIAL HIGHLIGHTS (Continued)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     Gain (loss)
                             Net                   on investments,                             Distributions               Net
                            asset                 foreign currency Distributions                 from net   Redemption    Asset
                            value       Net          and options      from net   Distributions   realized   Fees Added    value
                          beginning  investment    (both realized   investment       from         capital   to Paid-In    end of
                          of period  income (loss)  and unrealized)    income       Capital        gains      Capital     period
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------
Small Cap Growth Equity
-----------------------
Institutional Class
9/30/05                     $14.52     $(0.06)/5/         $  2.82        $   --        $   --        $   --      $0.01    $17.29
9/30/04                      12.26      (0.11)/5/            2.37            --            --            --         --     14.52
9/30/03 /21/                  9.00      (0.09)               3.35            --            --            --         --     12.26
9/30/02 /21/                 11.74      (0.17)              (2.57)           --            --            --         --      9.00
9/30/01 /21/                 35.76       0.09              (15.38)        (0.12)        (0.10)        (8.51)        --     11.74
Service Class
9/30/05                     $13.92     $(0.11)/5/         $  2.72        $   --        $   --        $   --      $0.01    $16.54
9/30/04                      11.79      (0.15)/5/            2.28            --            --            --         --     13.92
9/30/03 /21/                  8.67      (0.12)               3.24            --            --            --         --     11.79
9/30/02 /21/                 11.36      (0.19)              (2.50)           --            --            --         --      8.67
9/30/01 /21/                 34.91       0.03              (14.89)        (0.08)        (0.10)        (8.51)        --     11.36
Investor A Class
9/30/05                     $13.57     $(0.10)/5/         $  2.64        $   --        $   --        $   --      $0.01    $16.12
9/30/04                      11.51      (0.16)/5/            2.22            --            --            --         --     13.57
9/30/03 /21/                  8.48      (0.13)               3.16            --            --            --         --     11.51
9/30/02 /21/                 11.12      (0.14)              (2.50)           --            --            --         --      8.48
9/30/01 /21/                 34.47      (0.01)             (14.65)        (0.08)        (0.10)        (8.51)        --     11.12
Investor B Class
9/30/05                     $12.39     $(0.20)/5/         $  2.41        $   --        $   --        $   --      $0.01    $14.61
9/30/04                      10.59      (0.24)/5/            2.04            --            --            --       0.01     12.39
9/30/03 /21/                  7.86      (0.19)               2.92            --            --            --         --     10.59
9/30/02 /21/                 10.39      (0.23)              (2.30)           --            --            --         --      7.86
9/30/01 /21/                 33.05      (0.12)             (13.85)        (0.08)        (0.10)        (8.51)        --     10.39
Investor C Class
9/30/05                     $12.40     $(0.19)/5/         $  2.40        $   --        $   --        $   --      $0.01    $14.62
9/30/04                      10.60      (0.25)/5/            2.05            --            --            --       0.01     12.40
9/30/03 /21/                  7.86      (0.18)               2.92            --            --            --         --     10.60
9/30/02 /21/                 10.39      (0.23)              (2.30)           --            --            --         --      7.86
9/30/01 /21/                 33.05      (0.12)             (13.85)        (0.08)        (0.10)        (8.51)        --     10.39
-----------------------------------------
Global Science & Technology Opportunities
-----------------------------------------
Institutional Class
9/30/05                     $ 5.42     $(0.04)/5/         $  1.23        $   --        $   --        $   --      $  --    $ 6.61
9/30/04                       5.46      (0.07)/5/            0.03            --            --            --         --      5.42
9/30/03 /21/                  3.59      (0.05)               1.92            --            --            --         --      5.46
9/30/02 /21/                  4.41      (0.06)/5/           (0.76)           --            --            --         --      3.59
9/30/01 /21/                 12.49       0.01               (8.09)           --            --            --         --      4.41
Service Class
9/30/05                     $ 5.35     $(0.06)/5/         $  1.22        $   --        $   --        $   --      $  --    $ 6.51
9/30/04                       5.41      (0.08)/5/            0.02            --            --            --         --      5.35
9/30/03 /21/                  3.57      (0.06)/5/            1.90            --            --            --         --      5.41
9/30/02 /21/                  4.39      (0.06)/5/           (0.76)           --            --            --         --      3.57
9/30/01 /21/                 12.47         --               (8.08)           --            --            --         --      4.39
Investor A Class
9/30/05                     $ 5.31     $(0.07)/5/         $  1.21        $   --        $   --        $   --      $  --    $ 6.45
9/30/04                       5.38      (0.09)/5/            0.02            --            --            --         --      5.31
9/30/03 /21/                  3.55      (0.07)               1.90            --            --            --         --      5.38
9/30/02 /21/                  4.38      (0.09)              (0.74)           --            --            --         --      3.55
9/30/01 /21/                 12.47      (0.03)              (8.06)           --            --            --         --      4.38

See accompanying notes to financial statements.

160

                                 BlackRock Funds

                                              Net                   Ratio of Total                       Ratio of Net
                                            Assets   Ratio of Net    Expense to        Ratio of Net    Investment Income
                                            End of    Expenses to   Average Net      Investment Income   to Average Net   Portfolio
                              Total         Period    Average Net  Assets (Excluding  to Average Net   Assets (Excluding   Turnover
                             Return          (000)      Assets         Waivers)           Assets           Waivers)         Rate
------------------------------------------------------------------------------------------------------------------------------------
-----------------------
Small Cap Growth Equity
-----------------------
Institutional Class
9/30/05                     19.08%/14/      $357,857       0.94%          0.95%           (0.40)%            (0.41)%           91%
9/30/04                      8.43/10/        272,324       0.92           0.93            (0.73)             (0.74)            81
9/30/03 /21/                36.22/10/        164,856       0.89           0.92            (0.75)             (0.78)           167
9/30/02 /21/               (23.34)           176,858       0.85           0.87            (0.67)             (0.69)           238
9/30/01 /21/               (53.73)           843,359       0.82           0.82             0.52               0.52            363
Service Class
9/30/05                     18.82%/14/      $ 24,491       1.19%          1.19%           (0.70)%            (0.70)%           91%
9/30/04                     18.07/10/         29,569       1.20           1.20            (1.02)             (1.02)            81
9/30/03 /21/                35.99/10/         23,466       1.19           1.22            (1.05)             (1.08)           167
9/30/02 /21/               (23.68)            29,023       1.15           1.17            (0.97)             (0.99)           238
9/30/01 /21/               (53.76)           141,001       1.11           1.11             0.20               0.20            363
Investor A Class
9/30/05                     18.79%/3/,/14/  $160,374       1.19%          1.29%           (0.66)%            (0.76)%           91%
9/30/04                     17.90/3/,/10/    131,795       1.30           1.40            (1.12)             (1.22)            81
9/30/03 /21/                35.73/3/,/10/    102,642       1.37           1.40            (1.22)             (1.25)           167
9/30/02 /21/               (23.74)/3/         95,620       1.33           1.36            (1.14)             (1.17)           238
9/30/01 /21/               (53.90)/3/         85,211       1.29           1.29             0.02               0.02            363
Investor B Class
9/30/05                     17.92%/4/,/15/  $ 15,516       1.94%          1.94%           (1.45)%            (1.45)%           91%
9/30/04                     17.00/4/,/16/     23,983       2.07           2.07            (1.89)             (1.89)            81
9/30/03 /21/                34.73/4/,/10/     24,167       2.11           2.14            (1.97)             (2.00)           167
9/30/02 /21/               (24.35)/4/         21,958       2.07           2.10            (1.89)             (1.92)           238
9/30/01 /21/               (54.22)/4/         37,351       2.03           2.03            (0.69)             (0.69)           363
Investor C Class
9/30/05                     17.90%/4/,/15/  $ 15,434       1.94%          1.94%           (1.41)%            (1.41)%           91%
9/30/04                     16.98/4/,/15/     13,989       2.08           2.08            (1.90)             (1.90)            81
9/30/03 /21/                34.86/4/,/10/     11,396       2.11           2.14            (1.97)             (2.00)           167
9/30/02 /21/               (24.35)/4/          9,665       2.07           2.10            (1.89)             (1.92)           238
9/30/01 /21/               (54.21)/4/         18,170       2.03           2.03            (0.67)             (0.67)           363
-----------------------------------------
Global Science & Technology Opportunities
-----------------------------------------
Institutional Class
9/30/05                     21.96%/10/      $    847       1.43%          1.98%           (0.73)%            (1.28)%          113%
9/30/04                     (0.73)/10/         1,592       1.43           1.63            (1.12)             (1.32)           115
9/30/03 /21/                52.09              2,821       1.35           1.63            (1.06)             (1.34)           226
9/30/02 /21/               (18.59)             2,385       1.20           1.31            (1.00)             (1.11)           587
9/30/01 /21/               (64.69)             7,189       1.20           1.45             0.14              (0.11)           748
Service Class
9/30/05                     21.68%/10/      $    116       1.73%          2.27%           (1.04)%            (1.58)%          113%
9/30/04                     (1.11)/10/            86       1.73           1.94            (1.41)             (1.61)           115
9/30/03 /21/                51.54                108       1.67           1.88            (1.38)             (1.59)           226
9/30/02 /21/               (18.68)                30       1.50           1.63            (1.30)             (1.43)           587
9/30/01 /21/               (64.80)                19       1.50           1.73               --              (0.24)           748
Investor A Class
9/30/05                     21.47%/3/,/10/  $  9,688       1.84%          2.35%           (1.16)%            (1.67)%          113%
9/30/04                     (1.30)/3/,/10/     9,929       1.89           2.14            (1.56)             (1.81)           115
9/30/03 /21/                51.55/3/          11,406       1.83           2.10            (1.53)             (1.81)           226
9/30/02 /21/               (18.95)/3/          9,104       1.67           1.79            (1.47)             (1.59)           587
9/30/01 /21/               (64.88)/3/         14,551       1.67           1.91            (0.36)             (0.60)           748

                                                                             161

                                 BlackRock Funds
                        FINANCIAL HIGHLIGHTS (Continued)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            Gain (loss)
                                 Net                       on investments,
                                asset                     Foreign Currency                                           Net
                                value          Net          and options        Distributions     Distributions   Asset value
                              beginning     investment    (both realized    from net investment      from           end of
                              of period   income (loss)   and unrealized)          income           Capital         period
----------------------------------------------------------------------------------------------------------------------------
---------------------------
Global Science & Technology
 Opportunities (Continued)
---------------------------
Investor B Class
9/30/05                        $  5.13     $ (0.11)/5/       $  1.17             $    --         $     --       $  6.19
9/30/04                           5.24       (0.13)/5/          0.02                  --               --          5.13
9/30/03 /21/                      3.49       (0.10)             1.85                  --               --          5.24
9/30/02 /21/                      4.33       (0.14)            (0.70)                 --               --          3.49
9/30/01 /21/                     12.44       (0.09)            (8.02)                 --               --          4.33
Investor C Class
9/30/05                        $  5.14     $ (0.11)/5/       $  1.16             $    --         $     --       $  6.19
9/30/04                           5.24       (0.13)/5/          0.03                  --               --          5.14
9/30/03 /21/                      3.49       (0.10)             1.85                  --               --          5.24
9/30/02 /21/                      4.33       (0.15)            (0.69)                 --               --          3.49
9/30/01 /21/                     12.44       (0.10)            (8.01)                 --               --          4.33
----------------
Global Resources
----------------
Institutional Class
3/01/05 through 9/30/05        $ 58.80     $ 0.15/5/         $ 20.67             $    --         $    --        $ 79.62
7/01/04 through 2/28/05          41.25       (0.08)            19.52               (0.34)          (1.55)         58.80
6/30/04                          26.85        0.27             14.78               (0.65)             --          41.25
6/30/03                          23.51       (0.04)             3.38                  --              --          26.85
6/30/02 /21/                     22.13       (0.09)             1.47                  --              --          23.51
6/30/01 /21/                     17.21       (0.18)             5.10                  --              --          22.13
Investor A Class
3/01/05 through 9/30/05        $ 56.23     $ 0.03/5/         $ 19.75             $    --         $    --        $ 76.01
7/01/04 through 2/28/05          39.58       (0.15)            18.69               (0.34)          (1.55)         56.23
6/30/04                          25.81        0.21             14.15               (0.59)             --          39.58
6/30/03                          22.74       (0.10)             3.17                  --              --          25.81
6/30/02 /21/                     21.50       (0.15)             1.39                  --              --          22.74
6/30/01 /21/                     16.79       (0.22)             4.93                  --              --          21.50
Investor B Class
3/01/05 through 9/30/05        $ 51.58     $ (0.19)/5/       $ 18.04             $    --         $    --        $ 69.43
7/01/04 through 2/28/05          36.52       (0.32)            17.18               (0.25)          (1.55)         51.58
6/30/04                          23.89       (0.06)            13.14               (0.45)             --          36.52
6/30/03                          21.20       (0.23)             2.92                  --              --          23.89
6/30/02 /21/                     20.16       (0.27)             1.31                  --              --          21.20
6/30/01 /21/                     15.85       (0.33)             4.64                  --              --          20.16
Investor C Class
3/01/05 through 9/30/05        $ 51.53     $ (0.19)/5/       $ 18.03             $    --         $    --        $ 69.37
7/01/04 through 2/28/05          36.48       (0.30)            17.14               (0.24)          (1.55)         51.53
6/30/04                          23.88       (0.03)            13.10               (0.47)             --          36.48
6/30/03                          21.18       (0.23)             2.93                  --              --          23.88
6/30/02 /21/                     20.14       (0.28)             1.32                  --              --          21.18
6/30/01/21/                      15.84       (0.34)             4.64                  --              --          20.14
------------------------
All-Cap Global Resources
------------------------
Institutional Class
2/16/05 /1/ through 9/30/05    $ 10.00     $ 0.02/5/         $  3.54             $    --         $    --        $ 13.56
Service Class
2/16/05 /1/ through 9/30/05    $ 10.00     $ 0.03/5/         $  3.49             $    --         $    --        $ 13.52

See accompanying notes to financial statements.

162

                                 BlackRock Funds

                                                                         Ratio of Total                   Ratio of Net
                                                                           Expense to    Ratio of Net      Investment
                                               Net Assets  Ratio of Net    Average Net    Investment       Income to
                                                 End of    Expenses to       Assets        Income to   Average Net Assets  Portfolio
                                Total            Period    Average Net    (Excluding     Average Net      (Excluding       Turnover
                                Return            (000)      Assets         Waivers)        Assets          Waivers)       Rate
------------------------------------------------------------------------------------------------------------------------------------
---------------------------
Global Science & Technology
 Opportunities (Continued)
---------------------------
Investor B Class
9/30/05                       20.66%/4/,/10/  $  10,998       2.59%            3.00%          (1.91)%       (2.32)%          113%
9/30/04                       (2.10)/4/,/10/     12,315       2.65             2.82           (2.33)        (2.50)           115
9/30/03 /21/                  50.144             16,646       2.57             2.85           (2.28)        (2.55)           226
9/30/02 /21/                 (19.40)/4/          12,944       2.38             2.50           (2.18)        (2.29)           587
9/30/01 /21/                 (65.19)/4/          22,062       2.42             2.65           (1.12)        (1.35)           748
Investor C Class
9/30/05                       20.43%/4/,/10/  $   2,794       2.59%            3.00%          (1.91)%       (2.32)%          113%
9/30/04                       (1.91)/4/,/10/      3,244       2.65             2.80           (2.33)        (2.48)           115
9/30/03 /21/                  50.144              4,024       2.57             2.85           (2.28)        (2.55)           226
9/30/02 /21/                 (19.40)/4/           3,010       2.59             2.72           (2.37)        (2.50)           587
9/30/01 /21/                 (65.19)/4/           5,708       2.42             2.65           (1.09)        (1.32)           748
----------------
Global Resources
----------------
Institutional Class
3/01/05 through 9/30/05       35.41%/10/      $  40,906       1.04%/2/         1.18%/2/       0.42%/2/       0.28%/2/          9%
7/01/04 through 2/28/05       47.95              29,188       1.01/2/          1.02/2/        (0.16)/2/     (0.17)/2/         22
6/30/04                       56.49              20,044       1.04             1.04            0.79          0.79             27
6/30/03                       14.21              10,144       1.30             1.31           (0.20)        (0.20)            33
6/30/02 /21/                   6.24               7,995       1.43             1.44           (0.42)        (0.42)            38
6/30/01 /21/                  28.59               6,935       1.31             1.33           (0.89)        (0.89)            38
Investor A Class
3/01/05 through 9/30/05       35.18%/3/,/10/  $ 877,120       1.34%/2/         1.52%/2/        0.10%/2/     (0.08)%/2/         9%
7/01/04 through 2/28/05       47.693            676,234       1.36/2/          1.38/2/        (0.52)/2/     (0.54)/2/         22
6/30/04                       56.063            406,209       1.34             1.34            0.64          0.64             27
6/30/03                       13.503            103,987       1.60             1.61           (0.47)        (0.47)            33
6/30/02 /21/                   5.773             89,883       1.73             1.74           (0.73)        (0.73)            38
6/30/01 /21/                  28.053             81,880       1.61             1.63           (1.11)        (1.11)            38
Investor B Class
3/01/05 through 9/30/05       34.60%/4/,/10/  $ 117,845       2.04%/2/         2.18%/2/       (0.60)%/2/    (0.74)%/2/         9%
7/01/04 through 2/28/05       47.094             94,506       2.01/2/          2.02/2/        (1.17)/2/     (1.18)/2/         22
6/30/04                       55.074             66,704       2.04             2.04           (0.20)        (0.20)            27
6/30/03                       12.694             29,782       2.30             2.31           (1.17)        (1.17)            33
6/30/02 /21/                   5.164             25,626       2.43             2.44           (1.41)        (1.41)            38
6/30/01 /21/                  27.194             19,237       2.31             2.33           (1.78)        (1.78)            38
Investor C Class
3/01/05 through 9/30/05       34.62%/4/,/10/  $ 201,265       2.04%/2/         2.17%/2/       (0.61)%/2/    (0.74)%/2/         9%
7/01/04 through 2/28/05       47.014            169,871       2.01/2/          2.02/2/        (1.17)/2/     (1.18)/2/         22
6/30/04                       55.054            122,088       2.04             2.04           (0.10)        (0.10)            27
6/30/03                       12.754             37,601       2.30             2.31           (1.18)        (1.18)            33
6/30/02 /21/                   5.164             31,853       2.43             2.44           (1.43)        (1.43)            38
6/30/01/21/                   27.154             30,214       2.31             2.33           (1.83)        (1.83)            38
------------------------
All-Cap Global Resources
------------------------
Institutional Class
2/16/05 /1/ through 9/30/05  35.60%/10/       $  92,147       1.04%/2/         1.54%/2/        0.25%/2/     (0.25)%/2/        12%
Service Class
2/16/05 /1/ through 9/30/05  35.20%/10/       $    --/20/     1.34%/2/         1.77%/2/        0.01%/2/     (0.42)%/2/        12%

                                                                            163

                                 BlackRock Funds
                        FINANCIAL HIGHLIGHTS (Continued)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        Gain (loss)
                               Net                     on investments,
                              Asset                   foreign currency                                          Net
                              value        Net          and options        Distributions     Distributions  Asset value
                            beginning   investment    (both realized    from net investment        from       end of
                            of Period  income (loss)  and unrealized)          income            Capital      period
------------------------------------------------------------------------------------------------------------------------------------
------------------------
All-Cap Global Resources
 (Continued)
------------------------
Investor A Class
2/16/05/1/ through 9/30/05    $ 10.00    $   --/5/         $ 3.50                  $ --           $   --    $ 13.50
Investor B Class
2/16/05/1/ through 9/30/05    $ 10.00    $(0.05)/5/        $ 3.49                  $ --           $   --    $ 13.44
Investor C Class
2/16/05/1/ through 9/30/05    $ 10.00    $(0.05)/5/        $ 3.51                  $ --           $   --    $ 13.46
---------------
Health Sciences
---------------
Institutional Class
3/01/05 through 9/30/05       $ 20.50    $ (0.06)/5/       $  4.02                 $ --           $ (0.01)  $ 24.45
2/28/05                         21.15      (0.15)             0.57                   --             (1.07)    20.50
2/29/04                         11.64      (0.06)            10.21                   --             (0.64)    21.15
2/28/03 /21/                    14.48      (0.09)            (2.71)                  --             (0.04)    11.64
2/28/02 /21/                    14.14      (0.08)             0.47                   --             (0.05)    14.48
2/28/01 /21/                    15.50       0.01             (0.68)                  --             (0.69)    14.14
Service Class
3/01/05 through 9/30/05       $ 20.24    $ (0.12)/5/       $  4.04                 $ --           $ (0.01)  $ 24.15
1/28/05/1/ through 2/28/05      20.30      (0.01)            (0.05)                  --                --     20.24
Investor A Class
3/01/05 through 9/30/05       $ 20.24    $ (0.09)/5/       $  3.97                 $ --           $ (0.01)  $ 24.11
2/28/05                         20.96      (0.17)             0.52                   --             (1.07)    20.24
2/29/04                         11.57      (0.12)            10.15                   --             (0.64)    20.96
2/28/03 /21/                    14.43      (0.12)            (2.70)                  --             (0.04)    11.57
2/28/02 /21/                    14.14      (0.13)             0.47                   --             (0.05)    14.43
2/28/01 /21/                    13.33      (0.06)             1.88                   --             (1.01)    14.14
Investor B Class
3/01/05 through 9/30/05       $ 19.65    $ (0.17)/5/       $  3.84                 $ --           $ (0.01)  $ 23.31
2/28/05                         20.52      (0.28)             0.48                   --             (1.07)    19.65
2/29/04                         11.41      (0.24)             9.99                   --             (0.64)    20.52
2/28/03 /21/                    14.34      (0.21)            (2.68)                  --             (0.04)    11.41
2/28/02 /21/                    14.14      (0.23)            0.48                    --             (0.05)    14.34
2/28/01 /21/                    15.50      (0.04)            (0.63)                  --             (0.69)    14.14
Investor C Class
3/01/05 through 9/30/05       $ 19.61    $ (0.18)/5/       $  3.84                 $ --           $ (0.01)  $ 23.26
2/28/05                         20.47      (0.22)             0.43                   --             (1.07)    19.61
2/29/04                         11.39      (0.23)             9.95                   --             (0.64)    20.47
2/28/03 /21/                    14.31      (0.21)            (2.67)                  --             (0.04)    11.39
2/28/02 /21/                    14.11      (0.23)             0.48                   --             (0.05)    14.31
2/28/01 /21/                    15.50      (0.04)            (0.66)                  --             (0.69)    14.11

See accompanying notes to financial statements.

164

                                 BlackRock Funds

                                                                       Ratio of Total                   Ratio of Net
                                                                         Expense to    Ratio of Net      Investment
                                             Net Assets  Ratio of Net   Average Net    Investment       Income to
                                               End of    Expenses to      Assets        Income to   Average Net Assets  Portfolio
                                Total          Period    Average Net    (Excluding     Average Net      (Excluding      Turnover
                                Return         (000)      Assets          Waivers)        Assets          Waivers)      Rate
---------------------------------------------------------------------------------------------------------------------------------
------------------------
All-Cap Global Resources
 (Continued)
------------------------
Investor A Class
2/16/05/1/ through 9/30/05   35.00%/3/,/10/  $ 87,949       1.34%/2/      1.87%/2/       0.01%/2/       (0.52)%/2/        12%
Investor B Class
2/16/05/1/ through 9/30/05   34.40%/4/,/10/  $ 16,019       2.04%/2/      2.49%/2/       (0.64)%/2/     (1.09)%/2/        12%
Investor C Class
2/16/05/1/ through 9/30/05   34.60%/4/,/10/  $ 48,288       2.04%/2/      2.48%/2/       (0.70)%/2/     (1.14)%/2/        12%
---------------
Health Sciences
---------------
Institutional Class
3/01/05 through 9/30/05      19.32%/10/      $  31,229      1.25%/2/      1.37%/2/       (0.47)%/2/     (0.59)%/2/        77%
2/28/05                       1.84               4,262      1.25          1.37           (0.59)         (0.71)           173
2/29/04                      87.73               5,067      1.25          1.84           (0.38)         (0.97)           106
2/28/03 /21/                (19.42)                988      1.25          2.75           (0.69)         (2.18)           157
2/28/02 /21/                  2.76               1,109      1.25          3.25           (0.56)         (2.53)            75
2/28/01 /21/                 (4.48)                946      1.25          6.86            0.18          (5.40)           139
Service Class
3/01/05 through 9/30/05      19.37%/10/      $      66      1.55%/2/      1.64%/2/       (0.90)%/2/     (0.99)%/2/        77%
1/28/05/1/ through 2/28/05   (0.30)                 --/20/  0.82/2/       0.82/2/        (0.70)/2/      (0.70)/2/        173
Investor A Class
3/01/05 through 9/30/05      19.17%/3/,/10/  $ 186,545      1.55%/2/      1.69%/2/       (0.68)%/2/     (0.82)%/2/        77%
2/28/05                       1.52/3/           76,550      1.58          1.73           (0.90)         (1.05)           173
2/29/04                      87.13/3/           54,638      1.55          2.11           (0.71)         (1.27)           106
2/28/03 /21/                (19.63)/3/           9,250      1.55          3.04           (0.99)         (2.47)           157
2/28/02 /21/                  2.41/3/           13,069      1.55          3.41           (0.88)         (2.71)            75
2/28/01 /21/                 14.31/3/            6,863      1.54          8.44           (0.48)         (7.35)           139
Investor B Class
3/01/05 through 9/30/05      18.68%/4/,/10/  $  45,073      2.25%/2/      2.33%/2/       (1.35)%/2/     (1.43)%/2/        77%
2/28/05                       0.80/4/           29,495      2.25          2.39           (1.58)         (1.71)           173
2/29/04                      85.89/4/           22,825      2.25          2.91           (1.44)         (2.10)           106
2/28/03 /21/                (20.24)/4/           9,290      2.25          3.74           (1.69)         (3.17)           157
2/28/02 /21/                  1.77/4/           11,399      2.25          3.99           (1.59)         (3.30)            75
2/28/01 /21/                 (4.47)/4/          4 ,645      2.25          8.54           (0.81)         (7.07)           139
Investor C Class
3/01/05 through 9/30/05      18.67%/4/,/10/  $  84,431      2.25%/2/      2.32%/2/       (1.41)%/2/     (1.48)%/2/        77%
2/28/05                       0.86/4/           25,248      2.25          2.41           (1.56)         (1.71)           173
2/29/04                      85.87/4/           11,017      2.25          2.77           (1.38)         (1.90)           106
2/28/03 /21/                (20.21)/4/           1,291      2.25          3.74           (1.69)         (3.18)           157
2/28/02 /21/                  1.77/4/            1,314      2.25          3.99           (1.58)         (3.29)            75
2/28/01 /21/                 (4.67)/4/             645      2.25          8.15           (0.83)         (6.70)           139

                                                                             165

                                BlackRock Fun ds
                        FINANCIAL HIGHLIGHTS ( Continued)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                    Gain (loss)
                           Net                    On investments,
                          asset                   foreign currency
                          value        Net          and options
                        beginning   investment    (both realized
                        of period  income (loss)   and unrealized)
---------------------------------------------------------------------
U. S. Opportunities
---------------------------------------------------------------------
Institutional Class
9/30/05                $   20.34   $   (0.15)/5/  $          5.37
9/30/04                    16.56       (0.17)/5/             3.95
9/30/03 /21/               13.06       (0.16)                3.66
9/30/02 /21/               17.76       (0.23)/5/            (4.06)
9/30/01 /21/               45.41        0.04               (17.61)
Service Class
9/30/05                $   19.93   $   (0.21)/5/  $          5.24
9/30/04                    16.27       (0.22)/5/             3.88
9/30/03 /21/               12.88       (0.19)                3.58
9/30/02 /21/               17.51       (0.51)               (3.79)
9/30/01 /21/               45.08       (0.05)              (17.44)
Investor A Class
9/30/05                $   19.78   $   (0.22)/5/  $          5.20
9/30/04                    16.17       (0.26)/5/             3.87
9/30/03 /21/               12.81       (0.21)                3.57
9/30/02 /21/               17.41       (0.42)               (3.89)
9/30/01 /21/               44.93       (0.09)              (17.35)
Investor B Class
9/30/05                $   18.87   $   (0.37)/5/  $          4.95
9/30/04                    15.55       (0.39)/5/             3.71
9/30/03 /21/               12.41       (0.32)                3.46
9/30/02 /21/               16.86       (0.54)               (3.78)
9/30/01 /21/               44.15       (0.28)              (16.93)
Investor C Class
9/30/05                $   18.85   $   (0.37)/5/  $          4.95
9/30/04                    15.53       (0.38)/5/             3.70
9/30/03 /21/               12.40       (0.32)                3.45
9/30/02 /21/               16.85       (0.55)               (3.77)
9/30/01 /21/               44.14       (0.29)              (16.92)
--------------
International
 Opportunities
--------------
Institutional Class
9/30/05                $   24.44   $    0.53/5/   $          9.68
9/30/04                    19.96        0.08/5/              4.41
9/30/03 /21/               15.22          --                 4.73
9/30/02 /21/               14.86        0.05                 0.27
9/30/01 /21/               22.54        0.30                (7.93)
Service Class
9/30/05                $   23.93   $    0.44/5/   $          9.45
9/30/04                    19.59        0.06/5/              4.30
9/30/03 /21/               14.98        0.05                 4.55
9/30/02 /21/               14.66       (0.02)                0.30
9/30/01 /21/               22.36       0.29                 (7.94)
Investor A Class
9/30/05                $   23.78   $    0.44/5/     $        9.38
9/30/04                    19.49       (0.02)/5/             4.32
9/30/03 /21/               14.94        0.01                 4.53
9/30/02 /21/               14.65       (0.03)                0.28
9/30/01 /21/               22.34        0.13                (7.77)

                                            Distributions
                                              from net     Redemption     Net
                          Distributions      realized     Fees Added  Asset value
                       from net investment    capital      to Paid-In    end of
                              income           gains         Capital     period
--------------------------------------------------------------------------------
-------------------
U. S. Opportunities
-------------------
Institutional Class
9/30/05                            $   --        $    --       $ --      $ 25.56
9/30/04                                --             --         --        20.34
9/30/03 /21/                           --             --         --        16.56
9/30/02 /21/                         (0.41)           --         --        13.06
9/30/01 /21/                           --         (10.08)        --        17.76
Service Class
9/30/05                            $   --        $    --       $ --      $ 24.96
9/30/04                                --             --         --        19.93
9/30/03 /21/                           --             --         --        16.27
9/30/02 /21/                         (0.33)            --         --       12.88
9/30/01 /21/                           --         (10.08)        --        17.51
Investor A Class
9/30/05                            $   --        $    --       $ --      $ 24.76
9/30/04                                --             --         --        19.78
9/30/03 /21/                           --             --         --        16.17
9/30/02 /21/                        (0.29)            --         --        12.81
9/30/01 /21/                           --         (10.08)        --        17.41
Investor B Class
9/30/05                            $   --        $    --       $ --      $ 23.45
9/30/04                                --             --         --        18.87
9/30/03 /21/                           --             --         --        15.55
9/30/02 /21/                         (0.13)           --         --        12.41
9/30/01 /21/                           --         (10.08)        --        16.86
Investor C Class
9/30/05                            $   --        $    --       $ --      $ 23.43
9/30/04                                --             --         --        18.85
9/30/03 /21/                           --             --         --        15.53
9/30/02 /21/                        (0.13)            --         --        12.40
9/30/01 /21/                           --         (10.08)        --        16.85
--------------
International
 Opportunities
--------------
Institutional Class
9/30/05                            $(0.32)       $    --       $0.01     $ 34.34
9/30/04                             (0.02)            --        0.01       24.44
9/30/03/21/                            --             --        0.01       19.96
9/30/02/21/                            --             --        0.04       15.22
9/30/01/21/                            --          (0.05)         --       14.86
Service Class
9/30/05                            $(0.28)       $    --       $0.01     $ 33.55
9/30/04                             (0.02)            --          --       23.93
9/30/03/21/                            --             --        0.01       19.59
9/30/02/21/                            --             --        0.04       14.98
9/30/01/21/                            --          (0.05)         --       14.66
Investor A Class
9/30/05                            $(0.25)       $    --       $0.01     $ 33.36
9/30/04                             (0.02)            --        0.01       23.78
9/30/03/21/                            --             --        0.01       19.49
9/30/02/21/                            --             --        0.04       14.94
9/30/01/21/                            --          (0.05)         --       14.65

See accompanying notes to financial statements.

166

                                BlackRock Funds

                                                                       Ratio of Total                   Ratio of Net
                                                                         Expense to    Ratio of Net      Investment
                                             Net Assets  Ratio of Net   Average Net    Investment       Income to
                                               End of    Expenses to      Assets        Income to   Average Net Assets  Portfolio
                                Total          Period    Average Net    (Excluding     Average Net      (Excluding      Turnover
                                Return         (000)      Assets          Waivers)        Assets          Waivers)      Rate
------------------------------------------------------------------------------------------------------------------------------------
-------------------
U. S. Opportunities
-------------------
Institutional Class
9/30/05                      25.66%/10/        $  6,390     1.60%         1.73%          (0.65)%        (0.78)%           94%
9/30/04                      22.83/10/            6,074     1.60          1.65           (0.92)         (0.97)           106
9/30/03 /21/                 26.80                7,235     1.52          1.59           (0.87)         (0.94)           248
9/30/02 /21/                (25.04)              10,867     1.45          1.49           (1.23)         (1.27)           361
9/30/01 /21/                (46.34)              35,869     1.45          1.47            0.15           0.14            402
Service Class
9/30/05                      25.24%/10/        $    472     1.90%         1.97%          (0.96)%        (1.03)%           94%
9/30/04                      22.50/10/            2,303     1.90          1.97           (1.15)         (1.22)           106
9/30/03 /21/                 26.32                  421     1.83          1.89           (1.17)         (1.24)           248
9/30/02 /21/                (25.26)                 483     1.75          1.79           (1.51)         (1.56)           361
9/30/01 /21/                (46.55)               1,059     1.75          1.77           (0.19)         (0.21)           402
Investor A Class
9/30/05                      25.18%/3/,/10/    $ 31,277     1.97%         2.08%          (1.02)%        (1.13)%           94%
9/30/04                      22.33/3/,/10/       31,282     2.04          2.15           (1.36)         (1.46)           106
9/30/03 /21/                 26.23/3/            29,258     2.00          2.06           (1.34)         (1.40)           248
9/30/02 /21/                (25.39)/3/           28,733     1.92          1.97           (1.68)         (1.73)           361
9/30/01 /21/                (46.61)/3/           51,232     1.93          1.94           (0.30)         (0.32)           402
Investor B Class
9/30/05                      24.27%/4/,/10/    $ 37,132     2.72%         2.73%          (1.77)%        (1.78)%           94%
9/30/04                      21.35/4/,/10/       40,994     2.80          2.81           (2.12)         (2.13)           106
9/30/03 /21/                 25.30/4/            41,259     2.74          2.81           (2.09)         (2.15)           248
9/30/02 /21/                (25.92)/4/           43,883     2.67          2.72           (2.43)         (2.47)           361
9/30/01 /21/                (47.01)/4/           79,401     2.67          2.69           (1.06)         (1.08)           402
Investor C Class
9/30/05                      24.30%/4/,/10/    $ 20,774     2.72%         2.73%          (1.77)%        (1.78)%           94%
9/30/04                      21.38/4/,/10/       20,261     2.81          2.83           (2.13)         (2.15)           106
9/30/03 /21/                 25.24/4/            20,761     2.74          2.81           (2.09)         (2.15)           248
9/30/02 /21/                (25.93)/4/           22,020     2.67          2.72           (2.43)         (2.48)           361
9/30/01 /21/                (47.02)/4/           42,007     2.67          2.69           (1.02)         (1.04)           402
--------------
International
 Opportunities
--------------
Institutional Class
9/30/05                      42.13%/11/        $ 216,070    1.45%         1.51%           1.81%          1.75%            86%
9/30/04                      22.54/12/            96,535    1.45          1.58            0.31           0.17             98
9/30/03 /21/                 31.14/13/            57,950    1.41          1.51            0.42           0.32             72
9/30/02 /21/                  2.42                54,164    1.33          1.43            0.27           0.17            104
9/30/01 /21/                (33.93)               60,531    1.33          1.40            1.36           1.30            207
Service Class
9/30/05                      41.65%/11/        $  44,308    1.74%         1.76%           1.52%          1.50%            86%
9/30/04                      22.25/10/            19,167    1.75          1.91            0.21           0.05             98
9/30/03 /21/                 30.78/14/             1,573    1.72          1.80            0.30           0.22             72
9/30/02 /21/                  2.18                   670    1.60          1.70           (0.17)         (0.27)           104
9/30/01 /21/                (34.29)                  500    1.63          1.84            1.50           1.29            207
Investor A Class             41.60%/3/,/12/    $ 253,710    1.75%         1.86%           1.53%          1.42%            86%
9/30/05                      22.11/3/,/13/        99,879    1.89          2.06           (0.06)         (0.24)            98
9/30/04                      30.45/3/,/13/        37,934    1.89          1.98            0.05          (0.04)            72
9/30/03 /21/                  1.98/3/,/10/        25,969    1.80          1.91           (0.17)         (0.27)           104
9/30/02 /21/                (34.27)/3/            28,781    1.80          1.89            0.80           0.72            207
9/30/01 /21/

                                                                             167

                                 BlackRock Funds
                        FINANCIAL HIGHLIGHTS (Continued)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     Gain (loss)
                                           Net                       on investments,
                                          asset                     foreign currency
                                          value          Net          and options          Distributions
                                        beginning     investment    (both realized     from net investment
                                        of period   income (loss)   and unrealized)            income
--------------------------------------------------------------------------------------------------------

---------------------------------------
International Opportunities (Continued)
---------------------------------------
Investor B Class
9/30/05                                  $22.80      $ 0.18/5/           $ 9.05             $(0.07)
9/30/04                                   18.83       (0.21)/5/            4.19              (0.02)
9/30/03 /21/                              14.54       (0.12)               4.40                 --
9/30/02 /21/                              14.37       (0.16)               0.29                 --
9/30/01 /21/                              22.06        0.01               (7.65)                --
Investor C Class
9/30/05                                  $22.80      $ 0.21/5/           $ 9.01             $(0.10)
9/30/04                                   18.84       (0.21)/5/            4.18              (0.02)
9/30/03 /21/                              14.54       (0.11)/5/            4.40                 --
9/30/02 /21/                              14.36       (0.15)               0.29                 --
9/30/01 /21/                              22.06        0.01               (7.66)                --
-----------------
Asset Allocation*
-----------------
Institutional Class
3/01/05 through 9/30/05                  $14.99      $ 0.17/5/           $ 0.52             $(0.17)
4/01/04 through 2/28/05                   14.91        0.20                0.82              (0.40)
3/31/04                                   11.38        0.24                3.54              (0.25)
3/31/03 /21/                              14.17        0.28               (2.68)             (0.33)
3/31/02 /21/                              14.05        0.32                0.83              (0.35)
3/31/01 /21/                              16.26        0.42               (0.41)             (0.33)
Service Class
3/01/05 through 9/30/05                  $14.97      $ 0.14/5/           $ 0.52             $(0.14)
1/28/05 /1/ through 2/28/05               14.63        0.01                0.33                 --
Investor A Class
3/01/05 through 9/30/05                  $14.95      $ 0.13/5/           $ 0.53             $(0.13)
4/01/04 through 2/28/05                   14.89        0.18                0.80              (0.38)
3/31/04                                   11.36        0.19                3.55              (0.21)
3/31/03 /21/                              14.15        0.24               (2.68)             (0.29)
3/31/02 /21/                              14.03        0.28                0.83              (0.31)
3/31/01 /21/                              16.24        0.39               (0.40)             (0.31)
Investor B Class
3/01/05 through 9/30/05                  $14.81      $ 0.07/5/           $ 0.51             $(0.05)
4/01/04 through 2/28/05                   14.74        0.08                0.81              (0.28)
3/31/04                                   11.26        0.10                3.49              (0.11)
3/31/03 /21/                              14.01        0.15               (2.63)             (0.21)
3/31/02 /21/                              13.90        0.17                0.83              (0.21)
3/31/01 /21/                              16.08        0.26               (0.37)             (0.19)
Investor C Class
3/01/05 through 9/30/05                  $14.81      $ 0.06/5/           $ 0.52             $(0.06)
4/01/04 through 2/28/05                   14.74        0.08                0.81              (0.28)
3/31/04                                   11.25        0.10                3.50              (0.11)
3/31/03 /21/                              14.01        0.15               (2.65)             (0.21)
3/31/02 /21/                              13.89        0.18                0.80              (0.19)
3/31/01 /21/                              16.05        0.27               (0.38)             (0.18)

                                         Distributions
                                            From Net     Redemption       Net
                                            Realized     Fees Added   Asset Value
                                            Capital      to Paid-In     end of
                                             Gains         Capital      period
------------------------------------------------------ ------------- ------------
---------------------------------------
International Opportunities (Continued)
---------------------------------------
Investor B Class
9/30/05                                       $   --         $0.01      $31.97
9/30/04                                           --          0.01       22.80
9/30/03 /21/                                      --          0.01       18.83
9/30/02 /21/                                      --          0.04       14.54
9/30/01 /21/                                   (0.05)           --       14.37
Investor C Class
9/30/05                                       $   --         $0.01      $31.93
9/30/04                                           --          0.01       22.80
9/30/03 /21/                                      --          0.01       18.84
9/30/02 /21/                                      --          0.04       14.54
9/30/01 /21/                                   (0.05)           --       14.36
-----------------
Asset Allocation*
-----------------
Institutional Class
3/01/05 through 9/30/05                       $   --         $  --      $15.51
4/01/04 through 2/28/05                        (0.54)           --       14.99
3/31/04                                           --            --       14.91
3/31/03 /21/                                   (0.06)           --       11.38
3/31/02 /21/                                   (0.68)           --       14.17
3/31/01 /21/                                   (1.89)           --       14.05
Service Class
3/01/05 through 9/30/05                       $   --         $  --      $15.49
1/28/051 through 2/28/05                          --            --       14.97
Investor A Class
3/01/05 through 9/30/05                       $   --         $  --      $15.48
4/01/04 through 2/28/05                        (0.54)           --       14.95
3/31/04                                           --            --       14.89
3/31/03 /21/                                   (0.06)           --       11.36
3/31/02 /21/                                   (0.68)           --       14.15
3/31/01 /21/                                   (1.89)           --       14.03
Investor B Class
3/01/05 through 9/30/05                       $   --         $  --      $15.34
4/01/04 through 2/28/05                        (0.54)           --       14.81
3/31/04                                           --            --       14.74
3/31/03 /21/                                   (0.06)           --       11.26
3/31/02 /21/                                   (0.68)           --       14.01
3/31/01 /21/                                   (1.88)           --       13.90
Investor C Class
3/01/05 through 9/30/05                       $   --         $  --      $15.33
4/01/04 through 2/28/05                        (0.54)           --       14.81
3/31/04                                           --            --       14.74
3/31/03 /21/                                   (0.05)           --       11.25
3/31/02 /21/                                   (0.67)           --       14.01
3/31/01 /21/                                   (1.87)           --       13.89

*The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, series of a predecessor company, the State Street Research Funds. BlackRock Funds acquired all of the assets and certain stated liabilities of the State Street Research
Asset Allocation Fund on January 31, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of
0.71889936, 0.71991517, 0.72321182 and 0.72727901 for Institutional, Class A,
Class B and Class C shares, respectively.

See accompanying notes to financial statements.

168

                                 BlackRock Funds

                                                                       Ratio of Total                   Ratio of Net
                                                                         Expense to    Ratio of Net      Investment
                                             Net Assets  Ratio of Net   Average Net    Investment       Income to
                                               End of    Expenses to      Assets        Income to   Average Net Assets  Portfolio
                                Total          Period    Average Net    (Excluding     Average Net      (Excluding      Turnover
                                Return         (000)      Assets          Waivers)        Assets          Waivers)      Rate
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------
International Opportunities (Continued)
---------------------------------------
Investor B Class
9/30/05                      40.58%/4/,/11/   $ 73,946      2.50%         2.51%           0.68%          0.67%            86%
9/30/04                      21.18/4/,/12/      45,167      2.65          2.72           (0.94)         (1.00)            98
9/30/03 /21/                 29.51/4/,/12/      31,454      2.63          2.72           (0.74)         (0.83)            72
9/30/02 /21/                 1.18/4/,/10/       25,917      2.54          2.64           (0.93)         (1.03)           104
9/30/01 /21/                 (34.71)/4/         27,895      2.55          2.64            0.06          (0.03)           207
Investor C Class
9/30/05                      40.60%/4/,/12/   $130,138      2.50%         2.51%           0.75%          0.74%           86%
9/30/04                      21.12/4/,/12/      54,894      2.65          2.72           (0.86)         (0.93)            98
9/30/03 /21/                 29.57/4/,/12/      26,912      2.63          2.72           (0.71)         (0.80)            72
9/30/02 /21/                 1.25/4/,/10/       18,599      2.55          2.66           (0.95)         (1.05)           104
9/30/01 /21/                 (34.71)/4/         21,019      2.55          2.66            0.07          (0.03)           207
-----------------
Asset Allocation*
-----------------
Institutional Class
3/01/05 through 9/30/05      4.66%/10/        $ 29,752      0.86%/2/      1.11%/2/        1.90%/2/       1.65%/2/         90%
4/01/04 through 2/28/05      7.17               31,328      1.03/2/       1.05/2/         1.71/2/        1.70/2/         101
3/31/04                      33.46              21,989      1.15          1.15            1.74           1.74            216
3/31/03 /21/                 (17.12)            17,992      1.12          1.13            2.21           2.21            181
3/31/02 /21/                 8.47               26,821      1.10          1.11            2.27           2.27            186
3/31/01 /21/                 0.56               26,917      1.17          1.19            2.85           2.85            181
Service Class
3/01/05 through 9/30/05      4.44%/10/        $  2,171      1.16%/2/      1.36%/2/        1.60%/2/       1.40%/2/         90%
1/28/051 through 2/28/05     2.32                2,171      1.16/2/       1.26/2/        (0.17)/2/      (0.27)/2/        101
Investor A Class
3/01/05 through 9/30/05      4.44%/3/,/10/    $491,557      1.25%/2/      1.46%/2/        1.51%/2/       1.30%/2/         90%
4/01/04 through 2/28/05      6.78/3/           526,929      1.24/2/       1.32/2/         1.55/2/        1.47/2/         101
3/31/04                      32.94/3/          357,100      1.45          1.45            1.43           1.43            216
3/31/03 /21/                 (17.37)/3/        252,069      1.42          1.43            1.92           1.92            181
3/31/02 /21/                 8.15/3/           320,614      1.40          1.41            1.95           1.95            186
3/31/01 /21/                 0.29/3/           272,813      1.44          1.46            2.61           2.61            181
Investor B Class
3/01/05 through 9/30/05      3.94%/4/,/10/    $181,583      2.01%/2/      2.11%/2/        0.75%/2/       0.65%/2/         90%
4/01/04 through 2/28/05      6.20/4/           187,689      2.04/2/       2.04/2/         0.73/2/        0.73/2/         101
3/31/04                      32.03/4/          133,083      2.15          2.15            0.72           0.72            216
3/31/03 /21/                 (17.91)/4/         75,963      2.12          2.13            1.22           1.22            181
3/31/02 /21/                 7.30/4/            81,440      2.10          2.11            1.25           1.25            186
3/31/01 /21/                 (0.35)/4/          56,543      2.17          2.19            1.86           1.86            181
Investor C Class
3/01/05 through 9/30/05      3.90%/4/,/10/    $ 67,371      2.00%/2/      2.11%/2/        0.75%/2/       0.64%/2/         90%
4/01/04 through 2/28/05      6.20/4/            65,357      2.04/2/       2.04/2/         0.76/2/        0.76/2/         101
3/31/04                      32.14/4/           42,262      2.15          2.15            0.72           0.72            216
3/31/03 /21/                 17.96)/4/          19,079      2.12          2.13            1.21           1.21            181
3/31/02 /21/                 7.31/4/            13,226      2.10          2.11            1.26           1.26            186
3/31/01 /21/                 (0.35)/4/          12,687      2.17          2.19            1.89           1.89            181

                                                                             169

                                BlackRock Funds
                        FINANCIAL HIGHLIGHTS (Concluded)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           Gain (loss)
                               Net                       on investments,                         Distributions
                              asset                     foreign currency                           from net         Net
                              value          Net           and options        Distributions        realized     Asset value
                            beginning     investment     (both realized    from net investment      capital       end of
                            of period   income (loss)    and unrealized)          income             gains        period
---------------------------------------------------------------------------------------------------------------------------
------------
Index Equity
------------
Institutional Class
9/30/05                      $21.49    $ 0.45/5/       $ 2.15                    $(0.46)             $--           $23.63
9/30/04                       19.19      0.34/5/         2.29                     (0.33)              --            21.49
9/30/03 /21/                  15.69      0.30            3.48                     (0.28)              --            19.19
9/30/02 /21/                  20.03      0.25           (4.34)                    (0.25)              --            15.69
9/30/01 /21/                  27.59      0.26           (7.63)                    (0.19)              --            20.03
Service Class
9/30/05                      $21.35    $ 0.37/5/       $ 2.13                    $(0.37)             $--           $23.48
9/30/04                       19.08      0.25/5/         2.27                     (0.25)              --            21.35
9/30/03 /21/                  15.62      0.21            3.47                     (0.22)              --            19.08
9/30/02 /21/                  19.97      0.25           (4.41)                    (0.19)              --            15.62
9/30/01 /21/                  27.54      0.16           (7.61)                    (0.12)              --            19.97
Investor A Class
9/30/05                      $21.34    $ 0.36/5/       $ 3.47                    $(1.71)             $--           $23.46
9/30/04                       19.07      0.22/5/         2.28                     (0.23)              --            21.34
9/30/03 /21/                  15.62      0.18            3.46                     (0.19)              --            19.07
9/30/02 /21/                  19.95      0.13           (4.31)                    (0.15)              --            15.62
9/30/01 /21/                  27.51      0.12           (7.60)                    (0.08)              --            19.95
Investor B Class
9/30/05                      $20.98    $ 0.20/5/       $ 1.88                    $   --              $--           $23.06
9/30/04                       18.75      0.06/5/         2.24                     (0.07)              --            20.98
9/30/03 /21/                  15.35      0.04            3.42                     (0.06)              --            18.75
9/30/02 /21/                  19.61     (0.01)          (4.25)                       --               --            15.35
9/30/01 /21/                  27.15     (0.06)          (7.48)                       --               --            19.61
Investor C Class
9/30/05                      $20.97    $ 0.19/5/       $ 2.09                    $(0.20)             $--           $23.05
9/30/04                       18.74      0.06/5/         2.24                     (0.07)              --            20.97
9/30/03 /21/                  15.35      0.04            3.41                     (0.06)              --            18.74
9/30/02 /21/                  19.61     (0.01)          (4.25)                       --               --            15.35
9/30/01 /21/                  27.15     (0.06)          (7.48)                       --               --            19.61

 /1/ Commencement of operations of share class.
 /2/ Annualized.
 /3/ Sales load not reflected in total return.
 /4/ Contingent deferred sales load not reflected in total return.
 /5/ Calculated using the average shares outstanding method.
 /6/ For period 12/1/00 through 9/30/01.
 /7/ For period 12/1/01 through 9/30/02.
 /8/ For period 12/1/02 through 9/30/03.
 /9/ For period 12/1/03 through 9/30/04.
/10/ Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. There was no impact to the return.
/11/ Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 4 basis points.
/12/ Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 5 basis points.

See accompanying notes to financial statements.

170

                                BlackRock Funds

                                                                     Ratio of Total                       Ratio of Net
                                                      Ratio of Net    Expense to       Ratio of Net     Investment Income
                                          Net assets   Expenses to    Average Net    Investment Income   to Average Net    Portfolio
                         Total          end of period  Average Net Assets (Excluding  To Average Net    Assets (Excluding   Turnover
                        Return              (000)        Assets         Waivers)         Assets             Waivers)         Rate
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class
9/30/05                   12.17%/10/       $ 595,050     0.18%++      0.37%              1.95%               1.76%            7%
9/30/04                   13.71/10/          546,947     0.18++       0.36++             1.56                1.38             2/9/
9/30/03 /21/              24.20              618,249     0.18++       0.37++             1.63                1.44            10/8/
9/30/02 /21/             (20.65)             741,161     0.18++       0.33++             1.35                1.20             6/7/
9/30/01 /21/             (26.78)             557,845     0.18++       0.33++             1.11                0.96             8/6/
Service Class
9/30/05                   11.78%/10/       $  68,637     0.55%++      0.60%              1.62%               1.57%             7%
9/30/04                   13.2010             74,641     0.56++       0.67++             1.17                1.06             2/9/
9/30/03 /21/              23.68               72,505     0.61++       0.67++             1.19                1.13            10/8/
9/30/02 /21/             (21.02)              63,468     0.61++       0.67++             0.87                0.81             6/7/
9/30/01 /21/             (27.10)             292,389     0.61++       0.63++             0.68                0.66             8/6/
Investor A Class
9/30/05                   11.75%/3/,/10/   $ 296,266     0.55%++      0.70%++            1.59%               1.44%             7%
9/30/04                   13.10/3/,/10/      312,606     0.70++       0.84++             1.04                0.90             2/9/
9/30/03 /21/              23.41/3/           281,505     0.79++       0.85++             1.01                0.96            10/8/
9/30/02 /21/             (21.09)/3/          222,736     0.79++       0.78++             0.72                0.72             6/7/
9/30/01 /21/             (27.23)/3/           76,363     0.79++       0.81++             0.50                0.48             8/6/
Investor B Class
9/30/05                   10.89%/4/,/10/   $ 136,878     1.31%++      1.35%++            0.86%               0.82%             7%
9/30/04                   12.25/4/,/10/      177,754     1.46++       1.50++             0.28                0.24             2/9/
9/30/03 /21/              22.59/4/           192,614     1.54++       1.59++             0.27                0.21            10/8/
9/30/02 /21/             (21.72)/4/          175,100     1.53++       1.55++            (0.04)              (0.05)            6/7/
9/30/01 /21/             (27.77)/4/          262,027     1.53++       1.55++            (0.25)              (0.26)            8/6/
Investor C Class
9/30/05                   10.90%/4/,/10/   $ 228,276     1.31%++      1.35%++            0.86%               0.82%             7%
9/30/04                   12.26/4/,/10/      279,130     1.46++       1.50++             0.28                0.24             2/9/
9/30/03 /21/              22.52/4/           297,835     1.54++       1.59++             0.27                0.21            10/8/
9/30/02 /21/             (21.72)/4/          270,958     1.53++       1.55++            (0.04)              (0.05)            6/7/
9/30/01 /21/             (27.77)/4/          382,356     1.53++       1.55++            (0.25)              (0.26)            8/6/

/13/ Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 6 basis points.
/14/ Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 7 basis points.
/15/ Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 8 basis points.
/16/ Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 9 basis points.
/17/ Redemption fee of 2.00% received by the Portfolios is reflected in total returns calculations. The impact to the return, for redemption fees received during the period, is 10 basis points.
/18/ Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 42 basis points.
/19/ Redemption fee of 2.00% received by the Portfolios is reflected in total return calculations. The impact to the return, for redemption fees received during the period, is 59 basis points.
/20/ Net assets end of period are less than $1,000.
/21/ Audited by other auditors.
/22/ The total return includes an impact of 8 basis points related to payments made by SSRM prior to January 31, 2005.
/23/ The total return includes an impact of 9 basis points related to payments made by SSRM prior to January 31, 2005.
++   Including expenses allocated from the U.S. Large Company Series of The DFA
     Investment Trust Company of 0.06% for the years ended 9/30/00 through
     September 30, 2005.

                                                                             171

                                 BlackRock Funds
                          NOTES TO FINANCIAL STATEMENTS

(A) Organization

     BlackRock Funds(SM) (the "Fund") was organized on December 22, 1988, as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 50 portfolios, 20 of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each Portfolio of the
Fund may offer as many as seven classes of shares. Shares of all classes of a
Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses, which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees.

     The Index Equity Portfolio accrues its respective share of income net of expenses daily on its investment in The U.S. Large Company Series of The DFA
Investment Trust Company (the "Master"), which is treated as a partnership for federal income tax purposes. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Master are allocated pro rata at the time of such determination. The Index Equity Portfolio allocated $29,397,476 in gross investment income and $697,231 in expenses from the Master during the year ended September 30, 2005. These amounts are presented on the Statement of Operations as net investment income from the Master in the amount of $28,700,247.

     Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of the duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.
However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B) Fund Reorganizations

     BlackRock, Inc., the parent of BlackRock Advisors, Inc. ("BlackRock"), recently acquired SSRM Holdings, Inc., the parent of State Street Research &
Management Co. ("SSRM"), the investment adviser of the former State Street
Research mutual funds.

     The Boards of Trustees (the "Board") and shareholders of the State Street
Research Funds approved a reorganization with similarly-managed BlackRock
Portfolios (the "Reorganization"), as indicated below. In connection with the
Reorganization, five State Street Research Funds reorganized with newly established BlackRock Portfolios, as indicated below. The Reorganization was a tax-free event and took place after the close of business on January 28, 2005.

State Street Research Funds     Blackrock Portfolios
-----------------------------   ----------------------
Investment Trust                Investment Trust/1/,/2/
Large Cap Analyst               Investment Trust/1/,/2/
Large Cap Value                 Large Cap Value/2/
Mid-Cap Growth                  Mid-Cap Growth/2/
Mid-Cap Value/2/                Mid-Cap Value
Asset Allocation/2/             Asset Allocation/3/
Legacy/2/                       Legacy/4/
Aurora/2/                       Aurora/4/
Emerging Growth/2/              Small/Mid-Cap Growth/4/
Global Resources/2/             Global Resources/4/
Health Sciences/2/              Health Sciences/4/

/1/  Effective January 31, 2005, the BlackRock Select Equity Portfolio changed its name to the BlackRock Investment Trust Portfolio.
/2/  Denotes the surviving or continuing portfolio for purposes of maintaining the financial statements and performance history in the post-Reorganization funds.
/3/  Effective January 31, 2005, the BlackRock Balanced Portfolio changed its name to the BlackRock Asset Allocation Portfolio.

/4/  New BlackRock Portfolios.

172

                                 BlackRock Funds

     Under the Agreements and Plans of Reorganizations with respect to the
Reorganization, the State Street Research Class A, Class B and Class R Shares
were exchanged for BlackRock Investor A Class Shares, State Street Research
Class B(1) Shares were exchanged for BlackRock Investor B Class Shares, State
Street Research Class C Shares were exchanged for BlackRock Investor C Class
Shares and State Street Research Class S Shares were exchanged for BlackRock
Institutional Class Shares. The conversion ratios for each Share Class mentioned above were as follows:

State Street Research Funds        Class A         Class B(1)       Class B         Class C         Class R         Class S
----------------------------- -----------------------------------------------------------------------------------------------
Investment Trust ............      0.77806224      0.77277277      0.75918073      0.77475000              --      0.78011714
Large Cap Analyst ...........      0.89751180      0.89305973      0.87054964      0.89425000              --      0.89987336
Large Cap Value .............      1.24981582      1.21431253      1.20156181      1.21745329              --      1.24909774
Mid-Cap Growth ..............      0.73009098      0.67146166      0.63731327      0.67353407              --      0.73322751
Mid-Cap Value ...............      1.57950264      1.62345461      1.56116554      1.63087248      1.57489743      1.56483770
Asset Allocation ............      0.71991517      0.72321182      0.71704180      0.72727901              --      0.71889936
Legacy ......................      1.00000000      1.00000000      0.98101559      1.00000000      0.99614138      1.00000000
Aurora ......................      1.00000000      1.00000000      0.95337751      1.00000000              --      1.00000000
Emerging Growth .............      1.00000000      1.00000000      0.91664065      1.00000000      0.99539494      1.00000000
Global Resources ............      1.00000000      1.00000000      0.92094612      1.00000000      0.99768147      1.00000000
Health Sciences .............      1.00000000      1.00000000      0.96497882      1.00000000              --      1.00000000

     The net assets before and after the Reorganization and shares issued and redeemed in the Reorganization were as follows:

                                                                                                         State street
Existing                        Combined net assets       Prior net assets      Blackrock portfolios'   research funds'
blackrock portfolios          as of january 28, 2005   as of january 28, 2005       shares issued       shares redeemed
--------------------------- -------------------------------------------------------------------------------------------
Investment Trust .........        $1,498,152,592            $ 94,173,891             112,830,577         144,941,372
Large Cap Value ..........           375,958,467             220,398,231              11,510,360           9,304,166
Mid-Cap Growth ...........           469,599,671             112,602,647              40,325,986          56,565,182
Mid-Cap Value ............           700,767,573              31,360,120              56,941,640          35,763,533
Asset Allocation .........           808,215,456             118,597,457              47,307,662          65,619,686

                                                                                                            State Street
New                                 Combined Net Assets       Prior Net Assets      Blackrock Portfolios   Research Fund's
Blackrock Portfolios              as of January 28, 2005   as of January 28, 2005       Shares Issued      Shares Redeemed
------------------------------- ------------------------------------------------------------------------------------------
Legacy .......................        $  303,167,930                N/A                  23,774,854          23,821,894
Aurora .......................         3,307,156,075                N/A                  88,632,067          88,854,760
Small/Mid-Cap Growth .........           352,288,988                N/A                  27,815,846          27,932,833
Global Resources .............           825,347,266                N/A                  17,184,504          17,250,833
Health Sciences ..............           138,374,397                N/A                   6,894,017           6,898,634

                                                                             173

                                 BlackRock Funds
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     Included in the net assets from the State Street Research Funds were the following components:

                                                                                           Net
                                                  Undistributed      Accumulated       Unrealized
                                   Paid In       Net Investment       Realized        Appreciation/         Net
State Street Research Fund         Capital        Income (Loss)      Gain (Loss)     (Depreciation)        Assets
---------------------------- ---------------------------------------------------------------------------------------
Investment Trust ...........   $1,347,362,021     $    884,681     $ (310,301,295)    $325,455,127    $1,363,400,534
Large Cap Analyst ..........       40,605,783          (20,664)        (3,696,837)       3,689,885        40,578,167
Large Cap Value ............      140,661,636          (51,872)       (11,642,475)      26,592,947       155,560,236
Mid-Cap Growth .............      578,507,467       (1,354,506)      (280,110,666)      59,954,730       356,997,025
Legacy .....................      385,380,697        1,305,278       (123,774,086)      40,256,041       303,167,930
Mid-Cap Value ..............      578,833,036          289,106           (794,901)      91,080,212       669,407,453
Aurora .....................    2,419,708,570       (9,149,900)       259,837,698      636,759,707     3,307,156,075
Emerging Growth ............      341,584,995       (1,676,121)       (34,054,396)      46,434,510       352,288,988
Global Resources ...........      501,649,873       (4,726,637)        46,159,901      282,264,129       825,347,266
Health Sciences ............      124,221,974       (1,286,711)           118,458       15,320,676       138,374,397
Asset Allocation ...........      628,277,636       (4,066,275)         2,317,491       63,089,147       689,617,999

     In April of 2005, BlackRock determined that the BlackRock Asset Allocation
Portfolio held high yield bonds as a result of the Reorganization. The Portfolio sold the bonds and BlackRock reimbursed the Portfolio for the realized losses incurred from the date of the Reorganization through April 18, 2005. The amount of the reimbursement for the realized losses was $90,574 (See Note (D)).

(C) Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Investment Valuation -- Valuation of investments held by each Portfolio is as follows: investments traded on a national securities exchange or on the
NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; investments traded on a national securities exchange for which there were no sales on that day and investments traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and an option or futures contract is valued at the last sales price prior to 4:00 p.m.
(Eastern time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time). The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board determines such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value ("Fair
Value Assets"). The investment adviser and/or sub-adviser will submit its recommendations regarding the valuation and/or valuation methodologies for Fair
Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board.

     When determining the price for a Fair Value Asset, the investment adviser and/or sub-adviser shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that the adviser and/or sub-adviser deems relevant.

     The Index Equity Portfolio's investment reflects its proportionate interest in the net assets of the Master.

     Dividends to Shareholders -- Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid quarterly for the
Portfolios. Net realized capital gains, if any, are distributed at least annually.

174

                                 BlackRock Funds

     Foreign Currency Translation -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S.
dollars on the following basis:

(I)  market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolios do not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The
Portfolios report forward foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     Forward Foreign Currency Contracts -- Certain Portfolios may enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settle-ment date. Such contracts, which protect the value of the Portfolios' investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the
U.S. dollar.

     The aggregate principal amounts of the contracts are not recorded as the
Portfolios intend to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2005, the Portfolios are obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

                                                                                                               Unrealized
                                                                                             Value At           Foreign
 Settlement        Currency                    Currency                   Contract         September 30,        Exchange
   Date             Amount                       Sold                      Amount              2005            Gain(Loss)
------------  -----------------  ----------------------------------  -----------------  -----------------  ----------------
International Opportunities
 12/15/05          20,000,000     Canadian Dollar .................    $  16,970,150       $ 17,268,664       $  (298,514)
 12/15/05          32,000,000     Australian Dollar ...............       24,627,200         24,362,391           264,809
 12/15/05          47,000,000     European Currency Unit ..........       58,785,249         56,910,868         1,874,381
 12/15/05          22,000,000     Swiss Franc .....................       17,898,257         17,186,426           711,831
 12/15/05          10,500,000     Great British Pound .............       19,327,769         18,559,343           768,426
                                                                        ------------       ------------        ----------
                                                                       $ 137,608,625       $134,287,692        $3,320,933
                                                                        ============       ============        ==========

                                                                                                               Unrealized
                                                                                            Value At            Foreign
 Settlement        Currency                    Currency                   Contract         September 30,        Exchange
    Date            Amount                      Bought                     Amount              2005               Loss
---------        -----------     ----------------------------------- -----------------  -----------------  ----------------
International Opportunities
 12/15/05         210,000,000     Norwegian Krone .................    $  33,588,177       $  32,245,844      $(1,342,333)
 12/15/05       7,500,000,000     Japanese Yen ....................       68,629,784          66,757,655       (1,872,129)
                                                                       -------------       -------------      ------------
                                                                       $ 102,217,961       $  99,003,499       (3,214,462)
                                                                       =============       =============      ============

                                                                                                               Unrealized
                                                                                            Value At            Foreign
 Settlement        Currency                    Currency                   Contract         September 30,        Exchange
   Date             Amount                       Sold                      Amount              2005               Gain
---------     --------------     ----------------------------------- -----------------  -----------------  ----------------
Asset Allocation
 10/20/05           1,942,000     European Currency Unit ..........    $   2,352,902       $   2,344,463      $     8,439
                                                                       =============       =============      ============

                                                                             175

                                 BlackRock Funds
                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                                                              Unrealized
                                                                                             Value At          Foreign
 Settlement        Currency             Currency                          Contract         September 30,       Exchange
   Date             Amount               Bought                            Amount              2005              Loss
--------           --------     ----------------------------------   --------------      -----------------     ----------
Asset Allocation
 10/20/05             201,957     European Currency Unit ..........    $     248,461       $     243,811      $    (4,650)
                                                                          ==========       =============      ===========

     Swap Agreements -- The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest or a specified amount of a currency (e.g., an exchange of floating rate payments for fixed rate payments)
with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

     At September 30, 2005, the Asset Allocation Portfolio had the following swap agreements outstanding:

                                                                                                                    Unrealized
                                                 Termination       Interest        Interest     Notional amount    Appreciation
     Portfolio             Counter-party             Date      Receivable Rate   Payable Rate    (U.S. Dollars)   (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
 Asset Allocation   Morgan Stanley               06/14/2006         3.21%           3.85%/1/      $ 2,145,000      $     (261)
                    Deutsche Bank                08/02/2007         4.39%           3.70%/1/       10,500,000         (22,050)
                    Deutsche Bank                09/02/2007         4.73%           3.87%/1/       12,000,000         (75,120)
                    JP Morgan Chase              09/20/2007         3.89%/1/        4.35%          18,000,000          66,240
                    Morgan Stanley               06/17/2010         4.31%           3.89%/1/          600,000          (1,797)
                    Morgan Stanley               07/01/2015         4.17%           3.50%/1/       11,300,000        (213,902)
                    Morgan Stanley               07/01/2010         3.50%/1/        4.39%           6,300,000         176,240
                    Union Bank of Switzerland    09/27/2010         3.22%           3.97%/1/          100,000            (603)
                    Morgan Stanley               06/14/2014         3.85%/1/        5.31%             600,000         (32,198)
                    Merrill Lynch                07/22/2014         3.63%/1/        4.93%             600,000          (9,030)
                    Goldman Sachs                10/01/2014         3.50%/1/        4.51%             600,000           2,836
                    Union Bank of Switzerland    03/23/2015         3.96%/1/        4.96%           5,000,000         (73,000)
                    JP Morgan Chase              05/26/2015         3.84%/1/        4.50%           1,700,000          15,299
                    Morgan Stanley               08/02/2015         4.73%/1/        3.70%             600,000          (1,589)
                    JP Morgan Chase              09/20/2015         4.70%           3.89%/1/        3,900,000         (24,414)
                    Merrill Lynch                07/29/2019         3.68%/1/        5.37%             100,000          (5,055)
                    Merrill Lynch                08/13/2019         5.16%           3.79%/1/          125,000           3,523
                    Merrill Lynch                10/27/2019         4.78%           3.66%/1/          100,000             206

/1/  Rate shown is based on the 3 month LIBOR as of the most recent payment date.

176

                                Blackrock Funds

     Investment Transactions and Investment Income -- Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of the high cost method for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are presented as an adjustment to interest income.

     Repurchase Agreements -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price.
The agreements are conditioned upon the collateral being deposited under the
Federal Reserve book-entry system or held in a separate account by the
Portfolio's custodian or an authorized securities depository.

     Reverse Repurchase Agreements -- The Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by and under the direction of the Board. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statements of Assets and Liabilities. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     Futures Transactions -- The Portfolios may invest in financial futures contracts for the purposes of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing market interest rates. The Portfolios may also invest in futures contracts and options on futures contracts to commit funds awaiting investments in stocks or to maintain cash liquidity or, except with respect to the Index Equity Portfolio, for other hedging purposes. Certain
Portfolios may also invest in these instruments to increase returns. These
Portfolios' futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated
quantity of a foreign currency. Upon entering into a futures contract, the
Portfolio is required to deposit cash or pledge securities as initial margin.
Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     Stripped Mortgage Backed Securities -- The Asset Allocation Portfolio may
invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or "IO"
class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on IO's is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO's. Such securities will be considered liquid only if so determined in accordance with guidelines approved by the Board. The
Portfolio also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of the Portfolio's limit on illiquid securities.

     Investing in Government Sponsored Enterprises -- The Asset Allocation
Portfolio invests in securities issued by the Federal Home Loan Mortgage
Corporation ("Freddie Mac") and similar United States Government sponsored entities such as Federal National Mortgage Association ("Fannie Mae") and the
Federal Home Loan Banks ("FHLB's"). Freddie Mac, Fannie Mae, and FHLB's,
although chartered and sponsored by Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie
Mac, Fannie Mae and FHLB's are neither guaranteed nor insured by the U.S.
Government.

                                                                             177

                                Blackrock Funds
                   NOTES TO FINANCIAL STATEMENTS (Continued)

     Option Writing/Purchasing-- The Portfolios may write or purchase financial options contracts for the purpose of hedging or earning additional income, which may be deemed speculative. When a Portfolio writes or purchases an option, an amount equal to the premium received or paid by the Portfolio is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the
Portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolio has realized a gain or loss on investment transactions. The Portfolio, as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Swaptions Writing -- The Portfolios may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield.
Swaption contracts written by the Portfolios represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rated in exchange. Swaptions are marked to market daily based upon quotations from market makers.

     When a portfolio writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market values of the swaption. Changes in the values of the swaption are reported as unrealized gains or losses in the Statements of Assets and Liabilities or Statements of
Net Assets. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Portfolio as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

     Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Portfolios enter into swaption contracts with counterparties whose creditworthiness has been evaluated by BlackRock. The Portfolios bear the market risk arising from any change in index values or interest rates.

     Written Option and Swaption transactions entered into during the period ended September 30, 2005, are summarized as follows:

                                              Health Sciences             Asset Allocation
                                       --------------------------------------------------------
                                         Number of                   Number of
                                         Contracts      Premium      Contracts       Premium
                                       --------------------------------------------------------
  Balance at 02/28/05 ................         --    $         --        (243)    $     (79,281)
  Written ............................    (16,353)     (1,415,404)     (3,064)       (1,293,196)
  Purchased ..........................         95             523       1,922            88,288
  Expired ............................      9,954         715,364      (1,042)           (7,291)
  Closed .............................      1,414          67,458        (703)          (46,100)
  Exercised ..........................         --              --          --                --
                                         --------    ------------     -------     -------------
  Balance at 9/30/05 .................     (4,890)   $   (632,059)     (3,130)    $  (1,337,580)
                                         ========    ============     =======     =============

     TBA Purchase Commitments -- The Portfolios except Index Equity may enter into to be announced ("TBA") purchase commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under
"Security Valuation".

     Mortgage Dollar Rolls -- The Asset Allocation Portfolio may enter into mortgage dollar rolls (principally using TBA's) in which the Portfolio sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls as purchases and sales and receives compensation, in either "fee" or "drop", as consideration for entering

178

                                Blackrock Funds

into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the
Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

     In a "fee" roll, the compensation received is recorded as deferred income and amortized to income over the roll period. In a "drop" roll, the compensation is paid via a lower price for the security upon its repurchase.
The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. A Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

     Financing Transactions -- The Portfolios may enter into financial transactions consisting of the sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

     Inflation-indexed Bonds -- Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.
Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     Securities Lending -- Through an agreement with PFPC Trust Co., (the
"lending agent") the Portfolios may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolios a negotiated fee. Prior to the close of each business day, loans of U.S.
securities are secured by collateral at least equal to 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral at least equal to 105% of the market value of securities on loan.
However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Cash collateral received in connection with the securities lending is invested in short-term investments by the lending agent. The lending agent has hired BlackRock Capital Management, Inc. ("BCM"), a wholly-owned subsidiary of BlackRock, Inc., and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. The lending agent may invest such collateral in short-term investments, including the Institutional Money Market Trust (the "Trust"), a
portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. BCM serves as investment adviser to the Trust, but receives no fees from the Trust for these services.
Administrative and accounting services are provided by PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the
Trust's average daily net assets. At September 30, 2005, the market value of securities on loan, cash collateral invested in the Trust and total value of collateral held in connection with securities lending is summarized as follows:

                                     Market Value      Market Value of         Total Market
                                    of Securities      Cash Collateral           Value of
                                       On Loan      Invested in the Trust   Collateral Received
                                  -------------------------------------------------------------
Investment Trust ................  $ 157,537,052         $  97,006,460         $ 162,554,304
Large Cap Value Equity ..........     75,173,805            44,756,386            77,496,894
Large Cap Growth Equity .........      4,803,423             3,029,234             4,944,484
Dividend Achievers ..............     10,238,279             7,614,238            10,552,865
Legacy ..........................     46,119,207            30,309,454            47,134,914
Mid-Cap Value Equity ............     75,626,246            54,169,221            77,409,862
Mid-Cap Growth Equity ...........     41,047,084            31,436,669            42,162,841
Aurora ..........................    170,485,111           168,827,843           176,574,523
Small/Mid-Cap Growth ............     26,025,659            21,268,527            26,689,488
Small Cap Value Equity ..........      4,843,121             5,001,530             5,001,530
Small Cap Core Equity ...........      5,270,841             4,799,682             5,373,790

                                                                             179

                                Blackrock Funds
                   NOTES TO FINANCIAL STATEMENTS (Continued)

                                     Market Value      Market Value of         Total Market
                                    of Securities      Cash Collateral           Value of
                                       on Loan      Invested in the Trust   Collateral Received
                                  -------------------------------------------------------------
Small Cap Growth Equity .........   $ 23,058,062         $ 17,448,244          $ 23,698,754
Global Sciences & Technology
 Opportunities ..................      3,391,814            3,104,457             3,500,012
Global Resources ................    120,570,015          109,250,270           126,432,172
All-Cap Global Resources ........     33,393,425           23,895,901            35,018,383
Health Sciences .................     25,211,741           17,439,518            25,993,314
U.S. Opportunities ..............     13,225,815            9,254,249            13,630,231
Asset Allocation ................    108,354,352           77,247,763           111,688,786

     In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     Prior to January 31, 2005, State Street Bank and Trust Company served as the securities lending agent for State Street Research Legacy Fund, State
Street Research Mid-Cap Value Fund, State Street Research Aurora Fund, State
Street Research Emerging Growth Fund, State Street Research Global Resources
Fund, State Street Research Health Sciences Fund and State Street Research
Asset Allocation Fund. These Funds received cash or securities as collateral in an amount equal to at least 100% of the market value of any loaned securities plus accrued interest. Cash collateral was invested in State Street Navigator
Securities Lending Prime Portfolio.

     Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America
("generally accepted accounting principles") requires the use of management estimates. Actual results could differ from these estimates.

     Other -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the
United States. Consequently, acquisition and disposition of securities by the
Portfolios may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the
Portfolio.

     Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the
Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a
Portfolio are due to class-specific expenses, waivers and accrual adjustments.
Income, other expenses and realized and unrealized gains and losses of a
Portfolio are allocated to the respective class on the basis of the relative net assets each day.

180

                                Blackrock Funds

     The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan
(the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.

                                                    Class Specific Fee Arrangement
------------------------------------------------------------------------------------------------------------------------
     Portfolio                                                          Share Classes
------------------------------------------------------------------------------------------------------------------------
                                                       BlackRock              Institutional               Service
                                                ----------------------   ----------------------   ----------------------
                                                Contractual    Actual    Contractual    Actual    Contractual    Actual
                                  Period          Fees (1)    Fees (5)       Fees      Fees (5)     Fees (1)    Fees (5)
                               --------------   -----------   --------   -----------   --------   -----------   --------
 Investment Trust              9/1/04-9/30/05        N/A        N/A         None        None             0.25%      0.25%
 Large Cap Value Equity        9/1/04-9/30/05        N/A        N/A         None        None             0.25%      0.25%
 Large Cap Growth Equity       9/1/04-9/30/05        N/A        N/A         None        None             0.25%      0.25%
 Dividend AchieversTM          9/1/04-9/30/05        N/A        N/A         None        None             0.25%      0.25%
 Legacy                         Pre-1/31/05          N/A        N/A         None        None              N/A        N/A
                                Post-1/31/05         N/A        N/A         None        None             0.25%      0.25%
 Mid-Cap Value Equity           Pre-1/31/05          N/A        N/A         None        None              N/A        N/A
                                Post-1/31/05         N/A        N/A         None        None             0.25%      0.25%
 Mid-Cap Growth Equity         9/1/04-9/30/05        N/A        N/A         None        None             0.25%      0.25%
 Aurora                         Pre-1/31/05          N/A        N/A         None        None              N/A        N/A
                                Post-1/31/05         N/A        N/A         None        None             0.25%      0.25%
 Small/Mid-Cap Growth           Pre-1/31/05          N/A        N/A         None        None              N/A        N/A
                                Post-1/31/05         N/A        N/A         None        None             0.25%      0.25%
 Small Cap Value Equity        9/1/04-9/30/05       0.25%      0.25%        None        None             0.25%      0.25%
 Small Cap Core Equity         9/1/04-9/30/05        N/A        N/A         None        None             0.25%      0.25%
 Small Cap Growth Equity       9/1/04-9/30/05        N/A        N/A         None        None             0.25%      0.25%
 Global Science & Technology   9/1/04-9/30/05        N/A        N/A         None        None             0.25%      0.25%
  Opportunities
 Global Resources               Pre-1/31/05          N/A        N/A         None        None              N/A        N/A
                                Post-1/31/05         N/A        N/A         None        None              N/A        N/A
 All-Cap Global Resources      9/1/04-9/30/05        N/A        N/A         None        None             0.25%      0.25%
 Health Sciences                Pre-1/31/05          N/A        N/A         None        None              N/A        N/A
                                Post-1/31/05         N/A        N/A         None        None             0.25%      0.25%
 U.S. Opportunities            9/1/04-9/30/05        N/A        N/A         None        None             0.25%      0.25%
 International Opportunities   9/1/04-9/30/05        N/A        N/A         None        None             0.25%      0.25%
 Asset Allocation               Pre-1/31/05          N/A        N/A         None        None              N/A        N/A
                                Post-1/31/05         N/A        N/A         None        None             0.25%      0.25%
 Index Equity                  9/1/04-9/30/05        N/A        N/A         None        None             0.15%      0.15%

     Portfolio                                                     Share Classes
---------------------------------------------------------------------------------------------------------------
                                         Investor A                  Investor B               Investor C
                               ----------------------------   -----------------------   -----------------------
                               Contractual        Actual      Contractual     Actual     Contractual    Actual
                                   Fees          Fees (5)       Fees (4)     Fees (5)      Fees (4)    Fees (5)
                               -----------      ---------     -----------    --------    -----------   --------
 Investment Trust                  0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 Large Cap Value Equity            0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 Large Cap Growth Equity           0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 Dividend AchieversTM              0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 Legacy                            0.30%/2/        0.30%           1.00%       1.00%          1.00%      1.00%
                                   0.35%/3/        0.35%           1.00%       1.00%          1.00%      1.00%
 Mid-Cap Value Equity              0.30%/2/        0.30%           1.00%       1.00%          1.00%      1.00%
                                   0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 Mid-Cap Growth Equity             0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 Aurora                            0.30%/2/        0.30%           1.00%       1.00%          1.00%      1.00%
                                   0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 Small/Mid-Cap Growth              0.30%/2/        0.30%           1.00%       1.00%          1.00%      1.00%
                                   0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 Small Cap Value Equity            0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 Small Cap Core Equity             0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 Small Cap Growth Equity           0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 Global Science & Technology       0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
  Opportunities
 Global Resources                  0.30%/2/        0.30%           1.00%       1.00%          1.00%      1.00%
                                   0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 All-Cap Global Resources          0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 Health Sciences                   0.30%/2/        0.30%           1.00%       1.00%          1.00%      1.00%
                                   0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 U.S. Opportunities                0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 International Opportunities       0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 Asset Allocation                  0.30%/2/        0.30%           1.00%       1.00%          1.00%      1.00%
                                   0.35%/3/        0.25%           1.00%       1.00%          1.00%      1.00%
 Index Equity                      0.25%/3/        0.15%           0.90%       0.90%          0.90%      0.90%

(1)-- themaximum annual contractual fees are comprised of a 0.25% service fee, with exception of Index Equity which has a service fee of 0.15%.
(2)-- the maximum annual contractual fees are comprised of a 0.05% distribution fee and a 0.25% service fee.
(3)-- the maximum annual contractual fees are comprised of a 0.10% distribution fee and a 0.25% service fee, with exception of Index Equity which contractual fees are comprised of a 0.10% distribution fee and a 0.15%
      service fee.
(4)-- the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee, with the exception of Index Equity which contractual fees are comprised of a 0.75% distribution fee and a 0.15%
      service fee.
(5)-- the actual fees are as of September 30, 2005 for Post-January 31, 2005 and
      are as of January 31, 2005 for Pre-January 31, 2005.

                                                                             181

                                 Blackrock Funds
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     The BlackRock share class bears a transfer agent fee at an annual rate not to exceed 0.005% of the average daily net assets plus per account fees and disbursements. Institutional, Service, Investor A, Investor B and Investor C
share classes bear a transfer agent fee at an annual rate not to exceed 0.018%
of the average daily net assets of such respective classes plus per account fees and disbursements.

     The Index Equity Portfolio invests solely in The U.S. Large Company Series
(the "Series") of The DFA Investment Trust Company (the "DFA Trust"),
collectively, the Master. Advisory fees are accrued daily and paid monthly to
Dimensional Fund Advisors, Inc. at the Series level as described within the DFA
Trust financial statements which are included elsewhere in the report and should be read in conjunction with the financial statements of the Index Equity
Portfolio.

     For the period ended September 30, 2005, the following shows the various types of class-specific expenses borne directly by each class of each fund and any associated waivers of those expenses.

                                                                  Share Classes
     Administration Fees           ---------------------------------------------------------------------------
                                   BlackRock   Institutional    Service   Investor A   Investor B   Investor C      Total
                                   ---------------------------------------------------------------------------   -----------
     Investment Trust ............ $      --   $     544,597   $  2,498   $  575,557   $  261,603   $   26,255   $ 1,410,510
     Large Cap Value Equity ......        --         178,140     43,284      176,180       53,043       15,322       465,969
     Large Cap Growth Equity .....        --          36,032     18,051       25,606       16,670        3,449        99,808
     Dividend Achievers(TM) ......        --           6,722        328       13,704        2,458        8,537        31,749/1/
     Legacy ......................        --          50,958         --      120,472       87,103       20,430       278,963
     Mid-Cap Value Equity ........        --          42,152        890      397,519      109,120       79,775       629,456
     Mid-Cap Growth Equity .......        --          91,397      5,120      303,960       75,065       26,343       501,885
     Aurora ......................        --         143,499         --    1,688,136      436,561      419,904     2,688,100
     Small/Mid-Cap Growth ........        --          25,821         --      220,551       24,018       23,950       294,340
     Small Cap Value Equity ......     2,152          98,202      4,382       48,714       22,039        9,753       185,242
     Small Cap Core Equity .......        --           8,711         37        9,556        4,960       13,275        36,539
     Small Cap Growth Equity .....        --         460,401     40,633      213,734       29,140       21,406       765,314
     Global Science & Technology
     Opportunities ...............        --           1,650        136       13,998       16,652        4,278        36,714
     Global Resources ............        --          26,091         --      581,438       81,277      141,601       830,407
     All-Cap Global Resources ....        --          30,659         --       23,950        5,179       11,569        71,357
     Health Sciences .............        --           8,324         12       89,148       29,971       34,432       161,887
     U.S. Opportunities ..........        --           8,830      1,070       44,792       56,576       28,807       140,075
     International Opportunities .        --         219,719     44,922      244,501       85,556      126,617       721,315
     Asset Allocation ............        --          25,099      1,840      423,083      154,241       54,685       658,948
     Index Equity ................        --         820,119    102,140      450,673      234,481      375,475     1,982,888/2/

/1/ Fund also had a Fund level administration fee waiver of $12,785.
/2/ Fund also had a Fund level administration fee waiver of $602,393 and a class level administration fee waiver of $820,119.

182

                                 Blackrock Funds

                                                                  Share Classes
     Administration Fees Waived    ---------------------------------------------------------------------------
                                   Blackrock   Institutional   Service    Investor A   Investor B   Investor C      Total
                                   ---------------------------------------------------------------------------   -----------
     Investment Trust ............ $      --   $    (544,598)  $ (1,334)  $ (160,629)  $  (68,291)  $   (5,772)  $ (780,624)
     Large Cap Value Equity ......        --        (178,140)   (27,369)          --           --           --      (205,509)
     Large Cap Growth Equity .....        --         (36,032)   (12,058)          --           --           --       (48,090)
     Dividend Achievers(TM) ......        --          (6,722)      (210)          --           --           --        (6,932)
     Legacy ......................        --         (44,131)        --     (103,745)     (75,660)     (17,849)     (241,385)
     Mid-Cap Value Equity ........        --         (42,152)      (883)    (386,807)    (102,541)     (74,823)     (607,206)
     Mid-Cap Growth Equity .......        --         (82,800)    (1,899)     (78,911)     (16,111)      (5,552)     (185,273)
     Small/Mid-Cap Growth ........        --         (25,522)        --     (196,373)     (22,085)     (23,950)     (267,930)
     Small Cap Value Equity ......        --         (15,760)        --           --           --           --       (15,760)
     Small Cap Core Equity .......        --          (8,711)       (10)          --           --           --        (8,721)
     Global Science & Technology
      Opportunities ..............        --          (1,649)      (116)          --           --           --        (1,765)
     Global Resources ............        --         (23,172)        --     (304,010)     (71,338)    (122,753)     (521,273)
     All-Cap Global Resources ....        --         (30,659)        --      (11,927)      (3,259)      (7,111)      (52,956)
     Health Sciences .............        --          (5,664)        (6)     (14,626)     (13,882)     (13,472)      (47,650)
     U.S. Opportunities ..........        --          (7,168)      (438)          --           --           --        (7,606)
     International Opportunities .        --         (82,065)        --           --           --           --       (82,065)
     Asset Allocation ............        --         (25,098)    (1,208)          --           --           --       (26,306)
     Index Equity ................        --        (820,119)        --           --           --           --      (820,119)

                                                                  Share Classes
     Transfer agent fees           ---------------------------------------------------------------------------
                                   Blackrock   Institutional    Service   Investor A   Investor B   Investor C      Total
                                   ---------------------------------------------------------------------------   -----------
     Investment Trust ............ $      --   $      67,907   $    310   $   72,187   $   32,475   $    3,263   $   176,142
     Large Cap Value Equity ......        --          22,113      5,373       21,871        6,585        1,902        57,844
     Large Cap Growth Equity .....        --           4,473      2,241        3,179        2,069          428        12,390
     Dividend Achievers(TM) ......        --             834         41        1,685          305        1,060         3,925
     Legacy ......................        --           6,326         --       14,955       10,813        2,536        34,630
     Mid-Cap Value Equity ........        --           5,233        110       49,358       13,546        9,903        78,150
     Mid-Cap Growth Equity .......        --          11,346        636       37,733        9,318        3,270        62,303
     Aurora ......................        --          17,814         --      229,036       54,194       52,126       353,170
     Small/Mid-Cap Growth ........        --           3,205         --       27,379        2,982        2,973        36,539
     Small Cap Value Equity ......       307          12,191        544        6,047        2,736        1,211        23,036
     Small Cap Core Equity .......        --           1,081          4        1,187          616        1,648         4,536
     Small Cap Growth Equity .....        --          57,153      5,044       26,533        3,617        2,657        95,004
     Global Science & Technology
      Opportunities ..............        --             205         17        1,738        2,066          531         4,557
     Global Resources ............        --           3,239         --       73,616       10,090       17,578       104,523
     All-Cap Global Resources ....        --           3,806         --        2,973          643        1,436         8,858
     Health & Sciences ...........        --           1,033          1       11,067        3,721        4,274        20,096
     U.S. Opportunities ..........        --           1,096        133        5,560        7,023        3,576        17,388
     International Opportunities .        --          27,276      5,576       30,352       10,621       15,718        89,543
     Asset Allocation ............        --           3,116        228       52,548       19,147        6,788        81,827
     Index Equity ................        --         102,681     12,680       55,946       29,108       46,611       247,026

                                                                             183

                                 Blackrock Funds
                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                  Share Classes
     Shareholder Service Fees      ---------------------------------------------------------------------------
                                   Blackrock   Institutional   Service    Investor A   Investor B   Investor C      Total
                                   ---------------------------------------------------------------------------   -----------
     Investment Trust ............ $      --   $          --   $  4,309   $  991,059   $  447,103   $   43,732   $ 1,486,203
     Large Cap Value Equity ......        --              --     74,628      305,768       90,804       26,308       497,508
     Large Cap Growth Equity .....        --              --     31,193       44,120       28,733        5,945       109,991
     Dividend Achievers(TM) ......        --              --        567       23,490        4,252       14,841        43,150
     Legacy ......................        --              --         --      292,633      212,355       50,021       555,009
     Mid-Cap Value Equity ........        --              --      1,532      674,373      186,453      136,320       998,678
     Mid-Cap Growth Equity .......        --              --      8,933      519,398      128,974       45,054       702,359
     Aurora ......................        --              --         --    5,100,211    1,149,068    1,139,160     7,388,439
     Small/Mid-Cap Growth ........        --              --         --      598,663       62,541       66,527       727,731
     Small Cap Value Equity ......    12,411              --      7,565       83,952       37,990       16,818       158,736
     Small Cap Core Equity .......        --              --         63       16,506        8,570       22,931        48,070
     Small Cap Growth Equity .....        --              --     70,103      368,614       50,224       36,914       525,855
     Global Science & Technology
      Opportunities ..............        --              --        235       24,135       28,710        7,375        60,455
     Global Resources ............        --              --         --    1,021,496      140,105      242,784     1,404,385
     All-Cap Global Resources ....        --              --         --       41,293        8,929       19,946        70,168
     Health Sciences .............        --              --         21      153,625       51,624       59,071       264,341
     U.S. Opportunities ..........        --              --      1,833       77,207       97,529       49,482       226,051
     International Opportunities .        --              --     74,601      422,109      147,638      218,485       862,833
     Asset Allocation ............        --              --      3,172      728,767      265,881       93,636     1,091,456
     Index Equity ................        --              --    158,820      699,902      367,845      586,018     1,812,585

                                               Share Classes
     Distribution Fees             -----------------------------------
                                   Investor A   Investor B   Investor C     Total
                                   ------------------------------------  -----------
     Investment Trust ............ $   400,526  $1,342,261   $  134,768  $ 1,877,555
     Large Cap Value Equity ......     117,684     283,466       79,056      480,206
     Large Cap Growth Equity .....      17,612      86,198       17,835      121,645
     Dividend Achievers(TM) ......       9,364      12,757       44,308       66,429
     Legacy ......................      95,969     637,118      150,258      883,345
     Mid-Cap Value Equity ........     274,186     559,616      408,971    1,242,773
     Mid-Cap Growth Equity .......     209,447     387,030      135,792      732,269
     Aurora ......................   1,629,349   3,448,242    3,418,776    8,496,367
     Small/Mid-Cap Growth ........     199,450     187,634      199,582      586,666
     Small Cap Value Equity ......      33,539     113,968       50,453      197,960
     Small Cap Core Equity .......       6,630      25,711       68,792      101,133
     Small Cap Growth Equity .....     147,507     150,670      110,741      408,918
     Global Science & Technology
      Opportunities ..............       9,630      86,131       22,125      117,886
     Global Resources ............     408,069     420,400      732,417    1,560,886
     All-Cap Global Resources ....      17,253      26,787       59,839      103,879
     Health Sciences .............      62,415     155,022      178,098      395,535
     U.S. Opportunities ..........      30,821     292,599      149,105      472,525
     International Opportunities .     169,351     442,922      655,765    1,268,038
     Asset Allocation ............     291,627     797,800      282,853    1,372,280
     Index Equity ................     310,324   1,212,833    1,942,114    3,465,271

184

                                 Blackrock Funds

     The distribution fees for the Investor A share class include accruals for the State Street Research Class B shares for the period prior to the
Reorganization on January 31, 2005 for the Investment Trust, Large Cap Value
Equity, Mid-Cap Growth Equity, Aurora, Health Sciences and Asset Allocation
Portfolios; and for State Street Research Class B and R share classes for the
Legacy, Mid-Cap Value Equity, Small/Mid-Cap Growth and Global Resources
Portfolios.

                                                            Share Classes
     Distribution Fees Waived                               -------------
                                                             Investor A
                                                            -------------
     Investment Trust ..................................    $   (400,526)
     Large Cap Value Equity ............................        (121,392)/(1)/
     Large Cap Growth Equity ...........................         (17,612)
     Dividend Achievers(TM) ............................          (9,364)
     Legacy ............................................         (82,972)
     Mid-Cap Value Equity ..............................        (274,186)
     Mid-Cap Growth Equity .............................        (209,447)
     Aurora ............................................      (1,267,403)
     Small/Mid-Cap Growth ..............................        (151,655)
     Small Cap Value Equity ............................         (33,539)
     Small Cap Core Equity .............................          (6,630)
     Small Cap Growth Equity ...........................        (147,507)
     Global Science & Technology Opportunities .........          (9,630)
     Global Resources ..................................        (408,069)
     All-Cap Global Resources ..........................         (17,253)
     Health Sciences ...................................         (62,415)
     U.S. Opportunities ................................         (30,821)
     International Opportunities .......................        (169,351)
     Asset Allocation ..................................        (291,627)
     Index Equity ......................................        (310,324)

/(1)/ Includes a prior period write-off of $3,708.

(D) Transactions with Affiliates and Related Parties

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc.
("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser for each of the Fund's Equity Portfolios, except for the
Index Equity Portfolio. BlackRock Financial Management, Inc. ("BFM"), a
wholly-owned subsidiary of BlackRock, serves as the sub-adviser for the Asset
Allocation Portfolio. BlackRock International, Ltd. ("BIL"), an indirect wholly-owned subsidiary of BlackRock, serves as the subadvisor for the
International Opportunities Portfolio. BlackRock, Inc. is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc.

     For its advisory services, BlackRock is entitled to receive fees at the following annual rates, computed daily and payable monthly, based on each
Portfolio's average daily net assets:

     Large Cap Value Equity, Large Cap Growth Equity, Dividend Achievers(TM),
Small Cap Value Equity, Small Cap Growth Equity, Asset Allocation and Investment
Trust -- 0.55% of the first $1 billion, 0.50% of the next $1 billion, 0.475% of the next $1 billion and 0.45% of net assets in excess of $3 billion.

     Mid-Cap Value Equity and Mid-Cap Growth Equity -- 0.80% of the first $1 billion, 0.70% of the next $1 billion, 0.675% of the next $1 billion and 0.625%
of net assets in excess of $3 billion.

     U.S Opportunities -- 1.10% of the first $1 billion, 1.05% of the next $1 billion, 1.025% of the next $1 billion and 1.00% of the net assets in excess of
$3 billion.

     Global Science & Technology Opportunities -- 0.90% of the first $1 billion,
0.85% of the next $1 billion, 0.80% of the next $1 billion and 0.75% of net assets in excess of $3 billion.

     Global Resources, Health Sciences, Small/Mid-Cap Growth and All-Cap Global
Resources -- 0.75% of the first $1 billion, 0.70% of the next $1 billion, 0.675%
of the next $1 billion and 0.65% of net assets in excess of $3 billion.

     International Opportunities -- 1.00% of the first $1 billion, 0.95% of the next $1 billion, 0.90% of the next $1 billion and 0.85% of net assets in excess of $3 billion.

                                                                             185

                                 BlackRock Funds
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     Small Cap Core Equity -- 1.00% of net assets.

     Legacy -- 0.65% of the first $1billion, 0.60% of the next $1 billion,
0.575% of the next $1 billion and 0.55% of net assets in excess of $3 billion.

     Aurora -- 0.85% of the first $1 billion, 0.80% of the next $1 billion,
0.75% of the next $1 billion and 0.70% of net assets in excess of $3 billion.

     The Index Equity Portfolio pays no advisory fee but bears its proportionate cost of the fee paid by the Master. For the period ended September 30, 2005, the fund proportionate cost of the fee paid was $343,330.

     Prior to January 31, 2005, the following Funds had entered into an agreement with State Street Research & Management Co. to provide advisory, statistical and research facilities and services. Fees were earned monthly at the following annual rates:

     State Street Research Legacy -- 0.65% of net assets
     State Street Research Mid-Cap Value Equity -- 0.65% of net assets
     State Street Research Aurora -- 0.85% of net assets
     State Street Research Emerging Growth -- 0.75% of net assets
     State Street Research Global Resources -- 0.75% of net assets State
     Street Research Health Sciences -- 0.75% of net assets
     State Street Research Asset Allocation -- 0.75% of the first $500 million in net assets annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion.

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements. The agreements set a limit on certain operating expenses of each Portfolio for the next year and require BlackRock and the Fund to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions and other extraordinary expenses). For the year ended September 30, 2005, the amount reimbursed by BlackRock and the Fund was
$8,157 and $355,506 in the Dividend Achievers(TM) and Small/Mid-Cap Growth
Portfolios, respectively.

     BlackRock and the Fund contractually agreed to waive or reimburse fees or expenses until February 1, 2006, in order to limit expenses as follows. This agreement is reviewed annually by the Fund's Board.

                                                             Share Classes
Portfolio                     ---------------------------------------------------------------------------
                              BlackRock   Institutional   Service    Investor A   Investor B   Investor C
                              ---------------------------------------------------------------------------
Investment Trust ............        NA            0.81%      1.11%        1.16%        1.91%        1.91%
Large Cap Value Equity ......        NA            0.79%      1.09%        1.25%        2.00%        2.00%
Large Cap Growth Equity .....        NA            0.82%      1.12%        1.29%        2.04%        2.04%
Dividend Achievers ..........        NA            0.90%      1.20%        1.30%        2.05%        2.05%
Legacy Portfolio ............        NA            1.10%      1.35%        1.35%        2.10%        2.10%
Mid-Cap Value Equity ........        NA            1.00%      1.25%        1.25%        2.00%        2.00%
Mid-Cap Growth Equity .......        NA            1.23%      1.53%        1.58%        2.33%        2.33%
Aurora ......................        NA            1.19%      1.44%        1.44%        2.19%        2.19%
Small/Mid-Cap Growth ........        NA            1.10%      1.35%        1.35%        2.10%        2.10%
Small Cap Value Equity ......      1.10%           0.97%      1.27%        1.44%        2.19%        2.19%
Small Cap Core Equity .......        NA            1.30%      1.60%        1.77%        2.52%        2.52%
Small Cap Growth Equity .....        NA            0.99%      1.29%        1.46%        2.21%        2.21%
Global Sciences & Technology
 Opportunities ..............        NA            1.43%      1.73%        1.90%        2.65%        2.65%
Global Resources ............        NA            1.04%      1.34%        1.34%        2.04%        2.04%
All-Cap Global Resources ....        NA            1.04%      1.34%        1.34%        2.04%        2.04%
Health Sciences .............        NA            1.25%      1.55%        1.55%        2.25%        2.25%
U.S. Opportunities ..........        NA            1.60%      1.90%        2.07%        2.82%        2.82%
International Opportunities .        NA            1.45%      1.75%        1.92%        2.67%        2.67%
Asset Allocation ............        NA            0.86%      1.16%        1.33%        2.08%        2.08%
Index Equity ................        NA            0.18%      0.62%        0.79%        1.54%        1.54%

186

                                 BlackRock Funds

     Prior to January 31, 2005, the State Street Research Mid-Cap Value Equity,
Emerging Growth and Health Sciences Funds limited expenses to 1.25% (plus 12b-1 fees), 1.10% (plus 12b-1 fees) and 1.00% (plus 12b-1 fees), respectively.

     If in the following two years the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock and the Fund are less than the expense limit for that share class, the share class is required to repay BlackRock and the Fund up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock continues to be the
Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

     At September 30, 2005, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                                                                                              Total Waivers
                                                         Expiring           Expiring           Expiring        Subject To
                                                     January 31, 2006   January 31, 2007   January 31, 2008   Reimbursement
                                                     ----------------   ----------------   ----------------   -------------
Investment Trust ..................................  $        169,360   $        141,352   $      1,846,278   $   2,156,990
Large Cap Value Equity ............................           357,981            255,627            208,483         822,091
Large Cap Growth Equity ...........................           154,813            166,424            101,950         423,187
Dividend AchieversTM ..............................                --             99,646             94,992         194,638
Legacy ............................................                --              1,199            240,186         241,385
Mid-Cap Value .....................................                --             14,086          1,342,468       1,356,554
Mid-Cap Growth Equity .............................             5,005             43,430            300,190         348,625
Aurora ............................................                --                 --                 --              --
Small/Mid-Cap Growth Equity .......................                --              5,030            292,557         297,587
Small Cap Value Equity ............................                --             25,127             11,503          36,630
Small Cap Core Equity .............................            12,634             52,283             57,075         121,992
Small Cap Growth Equity ...........................                --              6,742                 --           6,742
U.S. Opportunities ................................                --             15,890              5,718          21,608
Global Science & Technology Opportunities .........            23,534             71,419             65,013         159,966
Global Resources ..................................                --              2,647            541,485         544,132
All Cap Global Resources ..........................                --                 --            223,736         223,736
Health Sciences ...................................                --                 62             47,959          48,021
International Opportunities .......................            41,722            185,626             81,759         309,107
Asset Allocation ..................................                --                346            159,044         159,390
Index Equity ......................................                --          1,333,005            723,112       2,056,117

     The following waivers previously incurred on the portfolios which were subject to recoupment by BlackRock expired on January 31, 2005, in the amounts of $310,818 for Investment Trust, $610,816 for Large Cap Value Equity, $274,930
for Large Cap Growth Equity, $23,495 for Mid-Cap Value Equity, $30,063 for
Mid-Cap Growth Equity, $86,158 for Small Cap Value Equity, $13,541 for Small Cap
Core Equity, $227,030 for Small Cap Growth Equity, $107,597 for U.S.
Opportunities, $101,278 for Global Science & Technology Opportunities, $178,760
for International Opportunities, and $146,109 for Asset Allocation. As of
September 30, 2005, there is $6,742 in prior period waivers on Small Cap Growth
Equity subject to recoupment by BlackRock upon approval from the Board of
Directors of the Fund.

     BlackRock pays BIL and BFM fees for their sub-advisory services.

     PFPC Inc., ("PFPC"), an indirect wholly-owned subsidiary of The PNC
Financial Services Group, Inc., and BlackRock act as co-administrators for the
Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates:
0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, each of the share classes, except for the BlackRock class, is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion. The BlackRock class is charged an admistration fee of
0.035% of the first $500 million, 0.025% of the next $500 million and 0.015% of assets in excess of $1 billion based upon average daily net assets of its class.
In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any portfolio or share class.

                                                                             187

                                 BlackRock Funds
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     Prior to January 31, 2005, State Street Research Legacy Fund, State Street
Research Mid-Cap Value Equity Fund, State Street Research Aurora Fund, State
Street Research Emerging Growth Fund, State Street Research Global Resources
Fund, State Street Research Health Sciences Fund and State Street Research Asset
Allocation Fund paid SSRM for certain administrative costs incurred in providing other assistance and services to each Fund. The fee was based on actual costs allocated equally among the State Street Research Funds.

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services Group,
Inc., serves as custodian for each of the Fund's Portfolios. Prior to January
31, 2005, State Street Bank and Trust Co. served as the State Street Research
Funds' custodian and record keeper for the State Street Research Legacy Fund,
State Street Research Mid-Cap Value Equity Fund, State Street Research Aurora
Fund, State Street Research Emerging Growth Fund, State Street Research Global
Resources Fund, State Street Research Health Sciences Fund and State Street
Research Asset Allocation Fund.

     Since January 31, 2005, BlackRock has maintained a call center which is responsible for providing certain shareholder services to the BlackRock Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of fund shares. During the period February 1, 2005 through September
30, 2005, the following amounts have been accrued by each portfolio to reimburse
BlackRock for costs incurred running the call center, which are a component of the Transfer Agent fees in the accompanying Statement of Operations.

                              BlackRock   Institutional   Service    Investor A   Investor B   Investor C      Total
                              ---------------------------------------------------------------------------   -----------
Investment Trust ............ $      --   $      40,995   $    131   $   44,827   $   19,745   $    1,950   $   107,648
Large Cap Value Equity ......        --           9,661      2,112       11,910        3,501          943        28,127
Large Cap Growth Equity .....        --           1,680        778        1,211          769          166         4,604
Dividend Achievers(TM) ......        --             398         29        1,069          229          748         2,473
Legacy ......................        --           4,052         --        9,588        6,908        1,623        22,171
Mid-Cap Value Equity ........        --           3,968         81       37,687       10,302        7,541        59,579
Mid-Cap Growth Equity .......        --           5,794        110       23,159        4,732        1,661        35,456
Aurora ......................        --          10,424         --      141,318       33,428       31,884       217,054
Small/Mid-Cap Growth ........        --           1,912         --       16,675        1,834        1,824        22,245
Small Cap Value Equity ......       524           5,382        271        2,554        1,178          523        10,432
Small Cap Core Equity .......        --             645          4          695          382        1,021         2,747
Small Cap Growth ............        --          26,563      2,167       11,912        1,468        1,196        43,306
Global Science & Technology
  Opportunities .............        --              73          7          717          844          212         1,853
Global Resources ............        --           2,332         --       54,262        7,456       13,030        77,080
All-Cap Global Resources ....        --           3,607         --        2,770          619        1,383         8,379
Health & Sciences ...........        --             641          1        8,445        3,009        3,177        15,273
U.S. Opportunities ..........        --             465         34        2,368        2,942        1,479         7,288
International Opportunities .        --          13,758      2,780       15,706        5,050        7,942        45,236
Asset Allocation ............        --           2,234        168       38,427       14,027        4,875        59,731
Index Equity ................        --          44,205      5,412       23,522       11,677       18,897       103,713

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan
(the "Plan"), the Fund may pay BlackRock Distributors, Inc. (the "Distributor")
and/or BlackRock or any other affiliate of PNC Financial Services Group, Inc.
fees for distribution and sales support services. Currently, only Investor A
Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC Financial Services Group,
Inc. and its affiliates) ("service organizations") fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Prior to
January 31, 2005, State Street Research Service Center, a division of State
Street Research Investment Services, Inc., provided certain shareholder services to the State Street Research Funds, such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Funds. For the period October 1, 2004 through January 31, 2005, the State Street Research Funds paid $115,357, $324,764, $1,712,817, $543,616,
$290,168, $51,797 and $226,546, for State Street Research Legacy, Mid-Cap Value
Equity, Aurora, Emerging Growth, Global Resources, Health Sciences and Asset
Allocation Funds, respectively.

188

                                 BlackRock Funds

     As of the fiscal year ended September 30, 2005, affiliated payables were as follows:

                                                                PNC Bank
                                 PFPC(1)        BlackRock(2)  Affiliates(3)
                                ---------       -----------   ------------
Investment Trust ............   $ 254,914       $  338,464    $    335,683
Large Cap Value Equity ......      49,401          188,906          81,146
Large Cap Growth Equity .....       8,987           26,140          14,799
Dividend Achievers ..........       4,426           13,278          14,897
Legacy ......................      51,245          143,434         111,641
Mid Cap Value Equity ........     105,758          385,359         295,383
Mid Cap Growth Equity .......     108,071          313,907         125,962
Aurora ......................     280,425        2,288,931       1,051,253
Small/Mid Cap Growth ........      42,889          224,714          81,435
Small Cap Value Equity ......      13,438           77,170          24,635
Small Cap Core Equity .......       7,481           35,236          20,641
Small Cap Growth Equity .....      51,977          358,375          63,557
Global Science and Technology
 Opportunities ..............       8,194           19,048          13,305
Global Resources ............     118,109          738,128         420,420
All Cap Global Resources ....      37,999           61,548          55,615
Health Sciences .............      45,802          215,750         129,365
U.S. Opportunities ..........      17,054          103,648          53,900
International Opportunities .     114,887          693,242         217,655
Asset Allocation ............     143,540          341,356         305,393

(1)-- payables to PFPC are for Accounting, Administration, Custody and Transfer
      Agent services provided.
(2)-- payables to BlackRock are for Advisory, Administration and Call Center
      services provided, and for amounts due BlackRock for costs incurred related to the BlackRock Funds Call Center.
(3)-- payables to PNC Bank affiliates are for distribution and sales support services as described under the Plan. The total payable on behalf of the
      Fund, was $5,313,103, a portion of which is paid to service organizations, including other PNC Bank affiliates.

     State Street Research Investment Service, Inc., from time to time and in varying amounts, voluntarily assumed some portion of fees or expenses relating to the State Street Research Funds. During the period ended January 31, 2005, the amount of such expenses assumed by State Street Research Investment Service,
Inc. were $271,500, $355,506 and $162,313 for the Mid-Cap Value Equity, Emerging
Growth and Health Sciences Funds, respectively.

     Prior to January 31, 2005, State Street Research Investment Service, Inc.
reimbursed a total of $91,069 and $294,508 to Mid-Cap Value Equity and Asset
Allocation Portfolios, respectively, reflecting the estimated excess of payments received over costs incurred under the plans of distribution pursuant to Rule
12b-1 under the Investment Company Act of 1940. This amount is shown as
"Reimbursement of distribution fees" in the Statement of Operations.

     Prior to January 31, 2005, SSRM conducted an internal review regarding the use of fund brokerage commissions in consideration of the distribution of shares. In connection with this review, SSRM determined to reimburse the funds the entire amount of any such identified brokerage commissions, and reviewed this matter with the Board of the funds. The amount of reimbursement in the
State Street Research Legacy, Mid-Cap Value, Aurora, Global Resources and Asset
Allocation Portfolios amounted to $294,363, $144,758, $203,165, $12,780 and
$41,520, respectively, and are shown as "Net increase from payment by affiliate"
on the Statements of Operations.

     Prior to January 31, 2005, SSRM reimbursed the State Street Research
Mid-Cap Value Equity and Asset Allocation Portfolios $409,472 and $49,054,
respectively, as a result of a corporate action processing error. This amount is included in the total amount of "Net increase from payment by affiliate" on the
Statements of Operations.

                                                                             189

                                 BlackRock Funds
                    NOTES TO FINANCIAL STATEMENTS (Continued)

(E) Purchases and Sales of Securities

     For the period ended September 30, 2005, purchases and sales of securities, other than short-term investments, dollar rolls and U.S. government securities, were as follows:

                                             Purchases         Sales
                                          --------------   --------------
Investment Trust .......................  $1,055,886,237   $1,263,589,772
Large Cap Value Equity .................     299,299,492      382,685,229
Large Cap Growth Equity ................      43,205,991       87,603,732
Dividend Achievers(TM) .................      43,831,471       14,095,538
Legacy .................................     205,542,875      263,907,159
Mid-Cap Value Equity ...................     438,342,893      432,358,841
Mid-Cap Growth Equity ..................     296,122,110      377,948,968
Aurora .................................   2,223,055,572    3,422,831,860
Small/Mid-Cap Growth ...................     411,881,843      631,631,754
Small Cap Value Equity .................     171,030,280      200,151,241
Small Cap Core Equity ..................      63,630,454       29,034,163
Small Cap Growth Equity ................     474,814,639      467,584,915
Global Science & Technology
 Opportunities .........................      27,987,245       35,491,149
Global Resources .......................      90,235,233      103,506,107
All-Cap Global Resources ...............     200,561,079        9,984,853
Health Sciences ........................     295,485,078      137,680,538
U.S. Opportunities .....................      88,793,727      117,797,843
International Opportunities ............     655,278,001      419,859,535
Asset Allocation .......................     508,363,560      543,773,808

     For the period ended September 30, 2005, purchases and sales of U.S.
government securities were as follows:

                                             Purchases         Sales
                                          --------------   --------------
Mid Cap Value Equity ...................  $   18,892,198   $           --
Aurora .................................      25,989,111               --
Small Cap Core Equity ..................       1,799,862               --
Small Cap Growth Equity ................      38,973,184        1,897,841
Global Resources .......................      54,530,172               --
All-Cap Global Resources ...............      68,796,590       52,286,304
Health Sciences ........................     128,132,434       12,387,196
U.S Opportunities ......................         997,997               --
International Opportunities ............      65,462,167       13,295,140
Asset Allocation .......................     452,936,068      248,539,304

190

                                 BlackRock Funds

(F) Capital Shares

     Transactions in capital shares for each period were as follows:

                                                            Investment Trust
                                    --------------------------------------------------------------
                                          For the Year Ended               For the Year Ended
                                               9/30/05                          9/30/04
                                    ------------------------------   -----------------------------
                                       Shares           Value           Shares          Value
                                    -------------   --------------   ------------   --------------
Shares issued from the
 reorganization:/1/
 Institutional Class ............      40,828,647   $   46,463,113             --   $           --
 Investor A Class ...............      48,798,086      639,980,511             --               --
 Investor B Class ...............      21,137,337      357,050,314             --               --
 Investor C Class ...............       2,066,507       31,339,748             --               --
Shares sold:
 Institutional Class ............       2,716,252       34,941,259        216,622        2,456,412
 Service Class ..................           5,636           72,739          8,197           93,107
 Investor A Class ...............         936,331       11,972,355        183,221        2,109,353
 Investor B Class ...............         554,461        6,784,563        139,593        1,538,514
 Investor C Class ...............          78,252          948,732         85,616          944,576
Shares issued in reinvestment of dividends:
 Institutional Class ............           7,404           94,993         13,608          152,539
 Service Class ..................             587            7,556          1,287           14,481
 Investor A Class ...............           3,914           49,674         11,067          122,834
 Investor B Class ...............              --               --          2,456           26,280
 Investor C Class ...............              --               --             18              197
Shares redeemed:
 Institutional Class ............      (8,708,215)    (112,424,984)    (1,814,412)     (21,040,940)
 Service Class ..................         (32,367)        (422,901)       (58,824)        (678,027)
 Investor A Class ...............      (9,396,717)    (120,682,165)      (604,302)      (6,941,701)
 Investor B Class ...............      (4,188,219)     (51,463,775)      (499,549)      (5,498,048)
 Investor C Class ...............        (462,731)      (5,682,609)       (59,437)        (655,542)
                                    -------------   --------------   ------------   --------------
Net increase (decrease) .........      94,345,165   $  839,029,123     (2,374,839)  $  (27,355,965)
                                    =============   ==============   ============   ==============

/1/ See Note (B).

                                                                             191

                                 BlackRock Funds
                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                         Large Cap Value Equity
                                    --------------------------------------------------------------
                                          For the Year Ended               For the Year Ended
                                               9/30/05                          9/30/04
                                    ------------------------------   -----------------------------
                                       Shares           Value           Shares          Value
                                    -------------   --------------   ------------   --------------
Share issued from the
 reorganization:/1/
 Institutional Class ............       1,149,957   $    6,180,742             --   $           --
 Investor A Class ...............       7,681,441       91,431,755             --               --
 Investor B Class ...............       2,233,885       26,120,761             --               --
 Investor C Class ...............         445,078        5,234,452             --               --
Shares sold:
 Institutional Class ............       1,340,339       19,027,258        316,937        3,903,308
 Service Class ..................          65,078          900,102        493,431        6,007,440
 Investor A Class ...............       1,331,671       18,650,102        636,019        7,793,537
 Investor B Class ...............         206,511        2,822,575        156,179        1,857,657
 Investor C Class ...............         147,844        1,984,287        218,843        2,628,823
Shares issued in reinvestment of dividends:
 Institutional Class ............          38,244          536,503         31,312          385,701
 Service Class ..................          23,723          331,668         49,696          613,098
 Investor A Class ...............          94,311        1,322,164         45,966          567,650
 Investor B Class ...............          10,352          141,418          3,582           43,292
 Investor C Class ...............           1,992           27,134            659            8,032
Shares redeemed:
 Institutional Class ............      (2,726,129)     (37,957,095)    (5,418,443)     (65,488,958)
 Service Class ..................      (2,054,144)     (27,545,118)    (2,654,757)     (32,310,859)
 Investor A Class ...............      (2,804,802)     (39,168,278)    (2,322,080)     (28,657,371)
 Investor B Class ...............        (891,730)     (12,222,080)      (366,792)      (4,399,303)
 Investor C Class ...............        (404,422)      (5,567,580)      (159,711)      (1,931,382)
                                    -------------   --------------   ------------   --------------
Net increase (decrease) .........       5,889,199   $   52,250,770     (8,969,159)  $ (108,979,335)
                                    =============   ==============   ============   ==============

/1/ See Note (B).

                                                       Large Cap Growth Equity
                                    --------------------------------------------------------------
                                          For the Year Ended               For the Year Ended
                                               9/30/05                          9/30/04
                                    ------------------------------   -----------------------------
                                       Shares           Value           Shares          Value
                                    -------------   --------------   ------------   --------------
Shares sold:
 Institutional Class .........            128,319   $    1,231,659        414,248   $    3,748,569
 Service Class ...............             90,689          810,121      1,491,678       12,963,992
 Investor A Class ............            342,912        3,177,738        408,084        3,544,786
 Investor B Class ............            124,782        1,071,723        141,746        1,142,700
 Investor C Class ............             64,250          547,106         65,005          522,781
Shares redeemed:
 Institutional Class .........         (1,071,602)     (10,289,833)    (1,789,964)     (16,165,845)
 Service Class ...............         (3,287,254)     (30,028,357)    (3,123,574)     (27,376,334)
 Investor A Class ............           (898,658)      (8,356,933)    (1,701,982)     (14,854,493)
 Investor B Class ............           (597,102)      (5,081,808)      (491,755)      (3,942,213)
 Investor C Class ............           (134,801)      (1,143,010)       (92,909)        (744,035)
                                    -------------   --------------   ------------   --------------
Net decrease .................         (5,238,465)  $  (48,061,594)    (4,679,423)  $  (41,160,092)
                                    =============   ==============   ============   ==============

192

                                 BlackRock Funds

                                                         Dividend Achievers(TM)
                                    --------------------------------------------------------------
                                         For the Year Ended            For the Period 9/8/04 /1/
                                               9/30/05                     Through 9/30/04
                                    ------------------------------   -----------------------------
                                       Shares           Value           Shares          Value
                                    -------------   --------------   ------------   --------------
Shares sold:
 Institutional Class ...........          520,745   $    5,509,967        200,010   $    2,000,100
 Service Class .................           36,472          383,000             10              100
 Investor A Class ..............        1,566,635       16,480,346             10              100
 Investor B Class ..............          346,872        3,664,700             10              100
 Investor C Class ..............        1,077,229       11,334,145             10              100
Shares issued in reinvestment of dividends:
 Institutional Class ...........            6,612           69,595             --               --
 Service Class .................              243            2,564             --               --
 Investor A Class ..............           10,075          106,355             --               --
 Investor B Class ..............            1,299           13,721             --               --
 Investor C Class ..............            3,121           32,928             --               --
Shares redeemed:
 Institutional Class ...........         (412,894)      (4,405,581)            --               --
 Service Class .................           (1,612)         (17,339)            --               --
 Investor A Class ..............         (215,526)      (2,280,818)            --               --
 Investor B Class ..............          (20,215)        (215,881)            --               --
 Investor C Class ..............          (38,516)        (400,224)            --               --
                                    -------------   --------------   ------------   --------------
Net increase ...................        2,880,540   $   30,277,478        200,050   $    2,000,500
                                    =============   ==============   ============   ==============

/1/ Commencement of operations.

                                                                             193

                                 BlackRock Funds
                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                Legacy
                                    --------------------------------------------------------------
                                            For the Period                For the Year Ended
                                        11/1/04 Through 9/30/05                10/31/04
                                    ------------------------------   -----------------------------
                                       Shares           Value           Shares          Value
                                    -------------   --------------   ------------   --------------
Net change in shares from
 reorganization:/1/
 State Street Research Fund:
   Investor A Class (Formerly Class
    A, Class B and Class R) ........      (47,039)  $           --             --   $           --
Shares sold:
   Institutional Class
    (Formerly Class S) .............      173,928        2,330,227         28,583          361,227
   Service Class ...................            8              100             --               --
   Investor A Class (Formerly Class
    A, Class B and Class R) ........      898,902       11,847,252      3,342,153       41,469,311
   Investor B Class (Formerly Class
    B/1/) ..........................      270,843        3,387,849        475,624        5,595,734
   Investor C Class (Formerly Class
    C) .............................      137,658        1,730,474        277,077        3,269,502
Shares issued in reinvestment of
 dividends:
   Institutional Class (Formerly
    Class S) .......................           --               --             --               --
   Service Class ...................           --               --             --               --
   Investor A Class (Formerly Class
    A, Class B and Class R) ........           --               --             --               --
   Investor B Class (Formerly Class
    B/1/) ..........................           --               --             --               --
   Investor C Class (Formerly Class
    C) .............................           --               --             --               --
Shares redeemed:
   Institutional Class (Formerly
    Class S) .......................     (601,280)      (8,146,542)      (928,675)     (11,749,962)
   Service Class ...................           --               --             --               --
   Investor A Class (Formerly Class
    A, Class B and Class R) ........   (2,980,221)     (39,260,058)    (5,218,348)     (63,485,226)
   Investor B Class (Formerly Class
    B/1/) ..........................   (1,984,310)     (24,844,468)    (1,692,058)     (19,854,531)
   Investor C Class (Formerly Class
    C) .............................     (573,661)      (7,197,155)      (939,768)     (11,076,996)
                                    -------------   --------------   ------------   --------------
Net decrease .......................   (4,705,172)  $  (60,152,321)    (4,655,412)  $  (55,470,941)
                                    =============   ==============   ============   ==============

/1/ See Note (B).

194

                                 BlackRock Funds

                                                                          Mid-Cap Value Equity
                                    ----------------------------------------------------------------------------------------------
                                               For the                          For the                        For the
                                                Period                           Period                      Year Ended
                                        3/1/05 Through 9/30/05           7/1/04 Through 2/28/05               6/30/2004
                                    ------------------------------   -----------------------------   -----------------------------
                                       Shares           Value           Shares          Value           Shares          Value
                                    -------------   --------------   ------------   --------------   -----------------------------
Net change in shares from
 reorganization:/1/
 State Street Research Fund:
  Institutional Class (Formerly
   Class S) ........................           --   $           --        923,822   $           --             --   $           --
  Investor A Class (Formerly
   Class A, Class B and Class R) ...           --               --     13,319,536               --             --               --
  Investor B Class (Formerly
   Class B/1/) .....................           --               --      3,942,678               --             --               --
  Investor C Class (Formerly
   Class C) ........................           --               --      2,992,071               --             --               --
 BlackRock Fund:
  Institutional Class (Formerly
   Class S) ........................           --               --      1,247,151       15,137,406             --               --
  Service Class ....................           --               --        109,386        1,317,419             --               --
  Investor A Class (Formerly
   Class A, Class B and Class R) ...           --               --        385,111        4,599,212             --               --
  Investor B Class (Formerly
   Class B/1/) .....................           --               --        665,825        7,539,866             --               --
  Investor C Class (Formerly
   Class C) ........................           --               --        244,284        2,766,217             --               --
Shares sold:
  Institutional Class (Formerly
   Class S) ........................      732,026        9,690,025      1,344,505       18,173,943        468,759        7,741,584
  Service Class ....................       13,705          178,478          1,813           22,497             --               --
  Investor A Class (Formerly
   Class A, Class B and Class R) ...    7,206,377       93,027,146      7,009,420      126,713,520     10,977,111      187,930,330
  Investor B Class (Formerly
   Class B/1/) .....................      601,835        7,368,349        732,609       12,944,207        956,816       15,709,737
  Investor C Class (Formerly
   Class C) ........................    1,460,280       17,909,975      1,411,687       25,304,297      1,323,060       22,013,072
Shares issued in reinvestment of
 dividends:
  Institutional Class (Formerly
   Class S) ........................       16,311          199,976        112,046        2,202,945         13,906          234,742
  Investor A Class (Formerly
   Class A, Class B and Class R) ...      208,098        2,507,385      1,419,250       27,659,321         89,918        1,507,074
  Investor B Class (Formerly
   Class B/1/) .....................       58,105          662,980        313,255        5,942,189             --               --
  Investor C Class (Formerly
   Class C) ........................       29,827          340,332        190,603        3,632,426             --               --
Shares redeemed:
  Institutional Class (Formerly
   Class S) ........................     (839,167)     (10,927,942)    (1,260,543)     (17,700,748)      (732,645)     (12,486,339)
  Service Class ....................      (57,141)        (720,163)        (2,405)         (30,059)            --               --
  Investor A Class (Formerly
   Class A, Class B and Class R) ...   (6,109,543)     (78,603,990)    (8,538,739)    (149,448,063)    (6,610,528)    (108,711,069)
  Investor B Class (Formerly
   Class B/1/) .....................   (1,151,006)     (13,982,367)      (816,608)     (13,838,156)      (761,699)     (12,440,660)
  Investor C Class (Formerly
   Class C) ........................   (1,094,870)     (13,212,388)    (1,614,114)     (27,306,220)    (1,071,849)     (17,471,644)
                                    -------------   --------------   ------------   --------------   ------------   --------------
Net increase .......................    1,074,837   $   14,437,796     24,132,643   $   45,632,219      4,652,849   $   84,026,827
                                    =============   ==============   ============   ==============   ============   ==============

/1/ See Note (B).

                                                                             195

                                 BlackRock Funds
                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                       Mid-Cap Growth Equity
                                    --------------------------------------------------------------
                                         For the Year Ended               For the Year Ended
                                              9/30/05                           9/30/04
                                    ------------------------------   -----------------------------
                                       Shares           Value           Shares          Value
                                    -------------   --------------   ------------   --------------
Shares issued from the
 reorganization:/1/
 Institutional Class ............       3,275,088   $   13,802,408             --   $           --
 Investor A Class ...............      31,578,913      253,476,463             --               --
 Investor B Class ...............       3,522,140       37,124,253             --               --
 Investor C Class ...............       1,428,274       (7,360,832)            --               --
Shares sold:
 Institutional Class ............       2,345,154       22,965,023      1,138,699       10,071,810
 Service Class ..................          17,450          155,138        290,419        2,373,896
 Investor A Class ...............       1,021,818        9,334,452        728,127        5,999,086
 Investor B Class ...............         830,004        2,614,913        346,652        2,637,708
 Investor C Class ...............          72,047          602,344        120,482          898,547
Shares redeemed:
 Institutional Class ............      (3,006,643)     (29,368,498)    (2,741,486)     (23,538,563)
 Service Class ..................      (1,189,627)     (10,999,181)      (931,008)      (7,817,212)
 Investor A Class ...............      (6,394,733)     (59,275,292)      (987,595)      (8,047,211)
 Investor B Class ...............      (1,966,081)     (16,599,730)    (1,259,848)      (9,597,814)
 Investor C Class ...............        (671,908)      (5,648,126)      (474,226)      (3,615,906)
                                    -------------   --------------   ------------   --------------
Net increase (decrease) .........      30,861,896   $  210,823,335     (3,769,784)  $  (30,635,659)
                                    =============   ==============   ============   ==============

/1/ See Note (B).

196

                                 BlackRock Funds

                                                                Aurora
                                    --------------------------------------------------------------
                                         For the Year Ended               For the Year Ended
                                              9/30/05                           9/30/04
                                    ------------------------------   -----------------------------
                                       Shares           Value           Shares          Value
                                    -------------   --------------   ------------   --------------
Net change in shares from
 reorganization:/1/
 State Street Research Fund:
   Investor A Class (Formerly Class
    A and Class B) .................     (222,692)  $           --             --   $           --
Shares sold:
   Institutional Class (Formerly
    Class S) .......................    2,229,078       94,092,286      2,488,213       98,297,733
   Service Class ...................            9              350             --               --
   Investor A Class (Formerly Class
    A and Class B) .................   12,247,171      490,698,212     21,949,292      845,611,604
   Investor B Class (Formerly Class
    B/1/) ..........................      777,325       28,668,813      1,603,178       57,403,099
   Investor C Class (Formerly Class
    C) .............................    1,472,276       54,374,605      2,676,532       96,224,763
Shares issued in reinvestment of
 dividends:
   Institutional Class (Formerly
    Class S) .......................      387,865       15,999,438          2,027           78,602
   Service Class ...................           --               --             --               --
   Investor A Class (Formerly Class
    A and Class B) .................    3,880,515      154,053,052         21,034          788,605
   Investor B Class (Formerly Class
    B/1/) ..........................      975,164       35,778,753          5,030          177,068
   Investor C Class (Formerly Class
    C) .............................      771,557       28,301,088          4,009          141,078
Shares redeemed:
   Institutional Class (Formerly
    Class S) .......................   (3,648,419)    (150,381,329)    (1,933,475)     (75,747,346)
   Service Class ...................           (5)          (205)            --               --
   Investor A Class (Formerly Class
    A and Class B) .................  (35,468,838)  (1,413,550,841)   (20,427,745)    (782,354,303)
   Investor B Class (Formerly Class
    B/1/) ..........................   (3,185,878)    (117,157,977)    (2,065,212)     (73,852,145)
   Investor C Class (Formerly Class
    C) .............................   (5,120,173)    (187,653,151)    (2,762,239)     (99,357,980)
                                    -------------   --------------   ------------   --------------
Net increase (decrease) ............  (24,905,045)  $ (966,776,906)     1,560,644   $   67,410,778
                                    =============   ==============   ============   ==============

/1/ See Note (B).

                                                                             197

                                 BlackRock Funds
                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                         Small/Mid-Cap Growth
                                    --------------------------------------------------------------
                                         For the Year Ended               For the Year Ended
                                              9/30/05                           9/30/04
                                    ------------------------------   -----------------------------
                                       Shares           Value           Shares          Value
                                    -------------   --------------   ------------   --------------
Net change in shares from
 reorganization:/1/
 State Street Research Fund:
   Investor A Class (Formerly Class
    A, Class B and Class R) ........     (116,987)  $           --             --   $           --
Shares sold:
   Institutional Class (Formerly
    Class S) .......................    2,652,708       36,366,909      6,902,293       97,401,258
   Service Class ...................            8              100             --               --
   Investor A Class (Formerly Class
    A, Class B and Class R) ........    8,248,677      107,248,880     19,953,301      267,106,896
   Investor B Class (Formerly Class
    B/1/) ..........................      199,160        2,380,035        841,240       10,286,273
   Investor C Class (Formerly Class
    C) .............................      293,979        3,483,481      1,796,388       21,845,563
Shares issued in reinvestment of
 dividends:
   Institutional Class (Formerly
    Class S) .......................           --               --             --               --
   Service Class ...................           --               --             --               --
   Investor A Class (Formerly Class
    A, Class B and Class R) ........           --               --             --               --
   Investor B Class (Formerly Class
    B/1/) ..........................           --               --             --               --
   Investor C Class (Formerly Class
    C) .............................           --               --             --               --
Shares redeemed:
   Institutional Class (Formerly
    Class S) .......................   (8,333,821)    (113,230,665)      (538,478)      (7,285,710)
   Service Class ...................           --               --             --               --
   Investor A Class (Formerly Class
    A, Class B and Class R) ........  (17,739,321)    (230,036,170)    (7,610,612)     (97,424,044)
   Investor B Class (Formerly Class
    B/1/) ..........................     (581,269)      (6,919,663)      (411,875)      (4,915,125)
   Investor C Class (Formerly Class
    C) .............................   (1,415,023)     (16,957,216)      (342,131)      (4,015,411)
                                    -------------   --------------   ------------   --------------
Net increase (decrease) ............  (16,791,889)  $ (217,664,309)    20,590,126   $  282,999,700
                                    =============   ==============   ============   ==============

/1/ See Note (B).

198

                                 BlackRock Funds

                                                         Small Cap Value Equity
                                    --------------------------------------------------------------
                                         For the Year Ended               For the Year Ended
                                              9/30/05                           9/30/04
                                    ------------------------------   -----------------------------
                                       Shares           Value           Shares          Value
                                    -------------   --------------   ------------   --------------
Shares sold:
 BlackRock Class ...............           79,167   $    1,205,944        315,702   $    4,770,100
 Institutional Class ...........          428,835        6,107,825        521,530        7,823,358
 Service Class .................          103,969        1,476,011         65,337          975,578
 Investor A Class ..............          444,645        6,474,828        547,652        8,197,136
 Investor B Class ..............          234,368        2,988,553        231,497        3,164,522
 Investor C Class ..............          123,921        1,581,212        135,519        1,856,956
Shares issued in reinvestment of dividends:
 BlackRock Class ...............           80,062        1,130,480             --               --
 Institutional Class ...........          704,737        9,943,832        478,137        6,837,365
 Service Class .................           30,692          427,853         33,951          482,112
 Investor A Class ..............          426,767        5,910,720        309,675        4,375,692
 Investor B Class ..............          172,345        2,145,694        103,156        1,346,196
 Investor C Class ..............           52,129          649,004         29,701          387,903
Shares redeemed:
 BlackRock Class ...............         (133,119)      (2,051,600)        (1,351)         (20,000)
 Institutional Class ...........         (935,092)     (13,949,995)    (1,571,511)     (23,832,897)
 Service Class .................         (125,052)      (1,907,104)      (174,903)      (2,606,851)
 Investor A Class ..............       (1,075,029)     (15,452,737)    (1,218,073)     (18,004,283)
 Investor B Class ..............         (597,314)      (7,804,238)      (322,299)      (4,438,190)
 Investor C Class ..............         (180,539)      (2,376,758)      (123,055)      (1,708,064)
                                    -------------   --------------   ------------   --------------
Net decrease ...................         (164,508)  $   (3,500,476)      (639,335)  $  (10,393,367)
                                    =============   ==============   ============   ==============

                                                                             199

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                       Small Cap Core Equity
                                    -------------------------------------------------------------
                                        For the Year Ended               For the Year Ended
                                             9/30/05                          9/30/04
                                    -----------------------------   -----------------------------
                                       Shares           Value          Shares          Value
                                    -------------   -------------   -------------   -------------
Shares sold:
  Institutional Class ...........         662,746   $  11,041,559        124,804    $   1,824,326
  Service Class .................           5,339          89,712             --               --
  Investor A Class ..............         570,418       9,435,861        320,205        4,683,838
  Investor B Class ..............         299,990       4,881,715         81,510        1,178,698
  Investor C Class ..............         810,068      13,179,089        233,839        3,405,315
Shares issued in reinvestment of
  dividends:
  Institutional Class ...........             679          11,014            103            1,401
  Service Class .................              --               1             --                1
  Investor A Class ..............           1,508          24,368            648            8,857
  Investor B Class ..............             680          10,886            188            2,550
  Investor C Class ..............             835          13,381             82            1,114
Shares redeemed:
  Institutional Class ...........         (68,139)     (1,141,664)      (106,127)      (1,545,748)
  Service Class .................              --              --             --               --
  Investor A Class ..............        (100,221)     (1,615,518)      (107,069)      (1,552,486)
  Investor B Class ..............         (14,220)       (228,327)        (2,497)         (34,973)
  Investor C Class ..............         (38,423)       (630,675)        (4,404)         (64,005)
                                    -------------   -------------   ------------    -------------
 Net increase ...................       2,131,260   $  35,071,402        541,282    $   7,908,888
                                    =============   =============   ============    =============

                                                       Small Cap Core Equity
                                    -------------------------------------------------------------
                                        For the Year Ended               For the Year Ended
                                             9/30/05                          9/30/04
                                    -----------------------------   -----------------------------
                                       Shares           Value          Shares          Value
                                    -------------   -------------   -------------   -------------
Shares sold:
  Institutional Class ...........       6,461,991   $ 102,625,766      9,110,273    $ 136,169,237
  Service Class .................         397,592       6,027,945        931,862       13,440,785
  Investor A Class ..............       3,017,395      44,828,546      4,817,353       65,691,548
  Investor B Class ..............          68,983         930,996        287,742        3,759,718
  Investor C Class ..............         243,155       3,303,443        398,471        5,122,745
Shares redeemed:
  Institutional Class ...........      (4,517,880)    (72,480,383)    (3,801,835)     (55,800,303)
  Service Class .................      (1,040,419)    (15,772,098)      (797,925)     (11,305,544)
  Investor A Class ..............      (2,780,729)    (41,526,849)    (4,023,966)     (55,474,563)
  Investor B Class ..............        (941,889)    (12,749,638)      (634,790)      (8,164,011)
  Investor C Class ..............        (315,541)     (4,291,449)      (345,714)      (4,324,174)
                                    -------------   -------------   ------------    -------------
Net increase ....................         592,658   $  10,896,279      5,941,471    $  89,115,438
                                    =============   =============   ============    =============

200

                                 BlackRock Funds

                                                       Small Cap Core Equity
                                    -------------------------------------------------------------
                                        For the Year Ended               For the Year Ended
                                             9/30/05                          9/30/04
                                    -----------------------------   -----------------------------
                                       Shares           Value          Shares          Value
                                    -------------   -------------   -------------   -------------
Shares sold:
  Institutional Class ...........          13,205   $      76,233         67,134    $     397,026
  Service Class .................           3,407          20,000          4,538           29,200
  Investor A Class ..............         199,850       1,176,923        361,677        2,123,218
  Investor B Class ..............          76,275         430,583        177,136        1,045,059
  Investor C Class ..............          51,620         296,457         83,807          487,728
Shares redeemed:
  Institutional Class ...........        (179,040)     (1,056,338)      (289,383)      (1,640,289)
  Service Class .................          (1,581)         (9,264)        (8,508)         (47,856)
  Investor A Class ..............        (568,551)     (3,296,666)      (611,686)      (3,519,972)
  Investor B Class ..............        (698,308)     (3,892,430)      (953,314)      (5,358,747)
  Investor C Class ..............        (232,187)     (1,289,474)      (219,524)      (1,247,839)
                                    -------------   -------------   ------------    -------------
Net decrease ....................      (1,335,310)  $  (7,543,976)    (1,388,123)   $  (7,732,472)
                                    =============   =============   ============    =============

                                                                             201

                                 BlackRock Funds

                   NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                           Global Resources
                                     ---------------------------------------------------------------------------------------------
                                                  For the                           For the                    For the
                                                  Period                            Period                    Year Ended
                                        3/1/05 through 9/30/05         7/1/04 through 2/28/05                   6/30/04
                                     -----------------------------   -----------------------------   -----------------------------
                                        Shares           Value          Shares         Value           Shares           Value
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net change in shares from
 reorganization:/1/
 State Street Research Fund:
  Investor A Class (Formerly
    Class A, Class B and Class
    R) .............................            --   $          --         (66,329)  $          --              --   $          --
Shares sold:                                    --              --
  Institutional Class (Formerly
    Class S) .......................       136,773       8,270,801         148,500       6,997,371         271,772       9,113,747
  Investor A Class (Formerly
    Class A, Class B and Class
    R) .............................     2,342,330     141,107,678       3,470,009     159,385,219      10,307,500     339,803,562
  Investor B Class (Formerly
    Class B/1/) ....................        98,635       5,511,235         274,083      11,326,726         896,835      26,709,892
  Investor C Class (Formerly
    Class C) .......................       155,994       8,467,932         551,493      23,517,245       2,236,902      68,602,549
Shares issued in reinvestment of
 dividends:
  Institutional Class (Formerly
    Class S) .......................            --              --          17,826         888,813           6,925         237,341
  Investor A Class (Formerly
    Class A, Class B and Class
    R) .............................            --              --         367,069      17,395,794         107,280       3,500,772
  Investor B Class (Formerly
    Class B/1/) ....................            --              --          51,725       2,266,714          19,360         590,047
  Investor C Class (Formerly
    Class C) .......................            --              --          78,414       3,432,162          29,496         898,161
Shares redeemed:
  Institutional Class (Formerly
    Class S) .......................      (119,441)     (7,316,366)       (155,837)     (7,836,183)       (170,538)     (5,251,269)
  Investor A Class (Formerly
    Class A, Class B and Class
    R) .............................    (2,829,239)   (164,820,925)     (3,112,124)   (133,160,606)     (4,367,520)   (134,940,591)
  Investor B Class (Formerly
    Class B/1/) ....................      (233,615)    (12,682,219)       (320,242)    (13,400,554)       (336,078)    (10,133,803)
  Investor C Class (Formerly
    Class C) .......................      (551,406)    (28,678,911)       (679,776)    (28,334,096)       (493,976)    (14,602,129)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) ............      (999,969)  $ (50,140,775)        624,811   $  42,478,605       8,507,958   $ 284,528,279
                                     =============   =============   =============   =============   =============   =============

/1/ See Note (B).

202

                                 BlackRock Funds

                                                All-Cap Global Resources
                                              -----------------------------
                                                     For the Period
                                               2/16/051 through 9/30/2005
                                              -----------------------------
                                                 Shares          Value
                                              -------------   -------------
Shares sold:
  BlackRock Class ..........................             --   $          --
  Institutional Class ......................      8,151,696      90,216,705
  Service Class ............................             10             100
  Investor A Class .........................      6,907,625      79,348,642
  Investor B Class .........................      1,292,692      14,456,440
  Investor C Class .........................      3,651,295      42,360,158
Shares issued in reinvestment of dividends:
  BlackRock Class ..........................             --              --
  Institutional Class ......................             --              --
  Service Class ............................             --              --
  Investor A Class .........................             --              --
  Investor B Class .........................             --              --
  Investor C Class .........................             --              --
Shares redeemed:
  BlackRock Class ..........................             --              --
  Institutional Class ......................     (1,353,834)    (15,756,025)
  Service Class ............................             --              --
  Investor A Class .........................       (393,121)     (4,570,710)
  Investor B Class .........................       (100,601)     (1,238,157)
  Investor C Class .........................        (62,701)       (688,946)
                                              -------------   -------------
Net increase ..............................      18,093,061   $ 204,128,207
                                              =============   =============

/1/ Commencement of operations.

                                                                             203

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                           Health Sciences
                                     ---------------------------------------------------------------------------------------------
                                               For the                         For the                         For the
                                                Period                        Year Ended                      Year Ended
                                        3/1/05 through 9/30/05                  2/28/05                         2/29/04
                                     -----------------------------   -----------------------------   -----------------------------
                                         Shares           Value         Shares           Value          Shares           Value
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net change in shares from
 reorgani-zation:/1/
  State Street Research Fund:
    Investor A Class (Formerly Class
     A, Class B and Class R) .......            --   $          --          (4,617)  $          --              --   $          --
Shares sold:
    Institutional Class (Formerly
     Class S) ......................     1,145,468      27,119,489         128,213       2,671,247         183,218       3,639,921
    Service Class ..................         2,715          63,300               5             100              --              --
    Investor A Class (Formerly Class
     A, Class B and Class R) .......     4,956,440     113,905,634       2,836,559      57,282,345       2,738,554      50,111,142
    Investor B Class (Formerly Class
     B/1/) .........................       544,629      11,879,605         558,845      10,973,167         397,168       7,191,329
    Investor C Class (Formerly Class
     C) ............................     2,533,859      56,543,316         961,093      18,966,442         494,043       9,163,916
Shares issued in reinvestment of
 dividends:
    Institutional Class (Formerly
     Class S) ......................            78           1,746          12,094         257,622           3,043          58,784
    Investor A Class (Formerly Class
     A, Class B and Class R) .......         1,563          34,234         148,553       3,118,081          57,770       1,103,393
    Investor B Class (Formerly Class
     B/1/) .........................           642          13,639          64,065       1,311,510          31,705         594,591
    Investor C Class (Formerly Class
     C) ............................           407           8,632          25,134         512,969           8,373         156,831
Shares redeemed:
    Institutional Class (Formerly
     Class S) ......................       (76,215)     (1,692,023)       (171,969)     (3,493,427)        (31,546)       (578,844)
    Investor A Class (Formerly Class
     A, Class B and Class R) .......    (1,001,580)    (21,722,738)     (1,971,584)    (39,527,347)       (967,899)    (17,048,788)
    Investor B Class (Formerly Class
     B/1/) .........................      (112,555)     (2,376,890)       (234,528)     (4,562,237)       (130,198)     (2,141,232)
    Investor C Class (Formerly Class
     C) ............................      (192,002)     (4,135,535)       (236,874)     (4,615,846)        (77,584)     (1,331,219)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase .......................     7,803,449   $ 179,642,409       2,114,989   $  42,894,626       2,706,647   $  50,919,824
                                     =============   =============   =============   =============   =============   =============

/1/ See Note (B).

204

                                 BlackRock Funds

                                                             U.S. Opportunities
                                     -------------------------------------------------------------
                                           For the Year Ended             For the Year Ended
                                                9/30/05                         9/30/04
                                     -----------------------------   -----------------------------
                                         Shares          Value           Shares          Value
                                     -------------   -------------   -------------   -------------
Shares sold:
  Institutional Class ............          41,040   $     921,837         117,054   $   2,283,248
  Service Class ..................           3,497          70,610         101,311       1,970,021
  Investor A Class ...............         112,410       2,505,614         223,876       4,273,087
  Investor B Class ...............          36,960         800,145          77,348       1,397,751
  Investor C Class ...............         107,652       2,400,105          86,540       1,571,088
Shares redeemed:
  Institutional Class ............         (89,659)     (2,021,552)       (255,355)     (4,914,411)
  Service Class ..................        (100,170)     (2,152,175)        (11,639)       (221,344)
  Investor A Class ...............        (430,990)     (9,474,413)       (451,932)     (8,551,449)
  Investor B Class ...............        (625,873)    (13,112,443)       (559,049)    (10,148,159)
  Investor C Class ...............        (295,588)     (6,178,408)       (348,429)     (6,263,316)
                                     -------------   -------------   -------------   -------------
Net decrease .....................      (1,240,721)  $ (26,240,680)    (1,020,275)   $ (18,603,484)
                                     =============   =============   =============   =============

                                                         International Opportunities
                                     -------------------------------------------------------------
                                           For the Year Ended             For the Year Ended
                                                9/30/05                         9/30/04
                                     -----------------------------   -----------------------------
                                         Shares          Value           Shares          Value
                                     -------------   -------------   -------------   -------------
Shares sold:
  Institutional Class ............       3,124,637   $  90,893,095       1,675,872   $  39,545,723
  Service Class ..................         832,415      23,659,396         926,448      21,482,231
  Investor A Class ...............       4,521,618     128,498,832       3,199,383      73,871,653
  Investor B Class ...............         695,853      18,889,974         686,235      14,936,708
  Investor C Class ...............       2,137,054      58,642,481       1,411,947      31,064,713
Shares issued in reinvestment of
  dividends:
  Institutional Class ............          29,812         827,590           1,323          29,679
  Service Class ..................           8,721         237,123             114           2,497
  Investor A Class ...............          34,965         945,460           1,346          29,462
  Investor B Class ...............           3,472          90,492             975          20,582
  Investor C Class ...............           5,986         155,815             738          15,558
Shares redeemed:
  Institutional Class ............        (811,565)    (23,267,346)       (631,675)    (14,723,802)
  Service Class ..................        (321,418)     (9,020,020)       (205,804)     (4,765,889)
  Investor A Class ...............      (1,152,328)    (32,651,828)       (946,356)    (21,631,960)
  Investor B Class ...............        (367,450)    (10,037,117)       (375,821)     (8,266,369)
  Investor C Class ...............        (474,830)    (12,988,280)       (433,956)     (9,552,592)
                                     -------------   -------------   -------------   -------------
Net increase .....................       8,266,942   $ 234,875,667       5,310,769   $ 122,058,194
                                     =============   =============   =============   =============

205

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                           Asset Allocation
                                     ---------------------------------------------------------------------------------------------
                                               For the                         For the                         For the
                                                Period                          Period                        Year Ended
                                        3/1/05 through 9/30/05          4/1/04 through 2/28/05                 3/31/04
                                     ---------------------------------------------------------------------------------------------
                                         Shares          Value          Shares           Value          Shares           Value
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net change in shares from
 reorganization:/1/
  State Street Research Fund:
    Institutional Class
     (Formerly Class S) ..........              --   $          --        (431,759)  $          --              --   $          --
    Investor A Class (Formerly Class A,
     Class B and Class R) ........              --              --     (12,435,419)             --              --              --
    Investor B Class
     (Formerly Class B/1/) .......              --              --      (3,883,624)             --              --              --
    Investor C Class
     (Formerly Class C) ..........              --              --      (1,561,222)             --              --              --
  BlackRock Fund:
    Institutional Class
     (Formerly Class S) ..........              --              --         756,058      11,073,022              --              --
    Service Class ................              --              --         159,024       2,325,985              --              --
    Investor A Class (Formerly Class A,
     Class B and Class R) ........              --              --       4,260,378      62,273,644              --              --
    Investor B Class
     (Formerly Class B/1/) .......              --              --       2,633,550      38,144,193              --              --
    Investor C Class
     (Formerly Class C) ..........              --              --         330,149       4,780,614              --              --
Shares sold:
    Institutional Class
     (Formerly Class S) ..........         286,450       4,309,548         843,355      11,040,921         290,764       2,764,953
    Service Class ................          14,692         219,083           6,047          90,163              --              --
    Investor A Class (Formerly Class A,
     Class B and Class R) ........       1,686,903      25,359,821       9,147,740      97,457,497       9,714,452      94,326,907
    Investor B Class
     (Formerly Class B/1/) .......         804,846      11,974,666       2,760,767      29,631,133       4,525,455      43,919,902
    Investor C Class
     (Formerly Class C) ..........         641,305       9,566,052       2,286,784      24,055,515       1,980,006      19,760,160
Shares issued in reinvestment of
 dividends:
    Institutional Class
     (Formerly Class S) ..........          16,029         240,227         115,141       1,215,396          38,395         376,594
    Service Class ................           1,144          17,133              --              --              --              --
    Investor A Class (Formerly Class A,
     Class B and Class R) ........         263,316       3,938,180       2,609,782      27,513,302         665,521       6,521,284
    Investor B Class
     (Formerly Class B/1/) .......          36,219         536,310         666,138       6,990,057          84,483         817,086
    Investor C Class
     (Formerly Class C) ..........           8,022         118,805         149,839       1,581,290          23,301         225,953
Shares redeemed:
    Institutional Class
     (Formerly Class S) ..........        (474,289)     (7,052,006)     (1,243,828)    (14,502,160)       (476,957)     (4,549,408)
    Service Class ................         (20,740)       (312,598)        (19,987)       (296,380)             --              --
    Investor A Class (Formerly Class A,
     Class B and Class R) ........      (5,426,561)    (80,927,628)    (11,410,029)   (125,727,173)     12,055,243)   (115,596,398)
    Investor B Class
     (Formerly Class B/1/ ........      (1,675,868)    (24,814,424)     (1,985,558)    (22,062,236)     (1,463,343)    (14,138,963)
    Investor C Class
     (Formerly Class C) ..........        (669,175)     (9,907,608)       (733,924)     (8,157,124)       (392,657)     (3,818,212)
                                     -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) ..........      (4,507,707)  $ (66,734,439)     (6,980,598)  $ 147,427,659       2,934,177   $  30,609,858
                                     =============   =============   =============   =============   =============   =============

/1/ See Note (B).

                                                                             206

                                 BlackRock Funds

                                                             Index Equity
                                     -------------------------------------------------------------
                                          For the Year Ended              For the Year Ended
                                                 9/30/05                       9/30/04
                                     -----------------------------   -----------------------------
                                         Shares          Value           Shares          Value
                                     -------------   -------------   -------------   -------------
Shares sold:
  Institutional Class .............      2,794,314   $  63,688,843       3,269,684   $  69,335,844
  Service Class ...................      1,019,854      23,215,326       1,299,490      27,524,523
  Investor A Class ................      2,301,502      52,312,632       3,945,583      83,560,549
  Investor B Class ................         78,863       1,755,296         411,956       8,501,106
  Investor C Class ................         61,824       1,383,869       1,143,687      23,613,472
Shares issued in reinvestment of
  dividends:
  Institutional Class .............        229,903       5,278,647         209,619       4,493,609
  Service Class ...................         48,096       1,096,662          44,696         951,634
  Investor A Class ................        210,258       4,791,418         155,141       3,301,221
  Investor B Class ................         38,721         867,668          17,517         364,388
  Investor C Class ................         41,397         927,186          18,164         377,866
Shares redeemed:
  Institutional Class .............     (3,295,354)    (74,676,043)    (10,233,505)   (220,082,336)
  Service Class ...................     (1,640,323)    (37,319,806)     (1,649,576)    (35,098,252)
  Investor A Class ................     (4,534,077)   (103,153,784)     (4,210,051)    (89,446,482)
  Investor B Class ................     (2,657,216)    (59,452,086)     (2,229,229)    (46,418,387)
  Investor C Class ................     (3,512,901)    (78,470,422)     (3,739,728)    (78,142,043)
                                     -------------   -------------   -------------   -------------
Net decrease ......................     (8,815,139)  $(197,754,594)    (11,546,552)  $(247,163,288)
                                     =============   =============   =============   =============

        There is a 2% redemption fee on shares of the Portfolios redeemed or exchanged which have been held 90 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid in capital.

        On September 30, 2005, three shareholders held approximately 35% of the outstanding shares of the Large Cap Value Equity Portfolio, four shareholders held approximately 62% of Large Cap Growth Equity Portfolio, three shareholders held approximately 26% of the Dividend AchieversTM Portfolio, two shareholders held approximately 13% of the Mid-Cap Value Equity Portfolio, one shareholder held approximately 8% of the Mid-Cap Growth Equity Portfolio, two shareholders held approximately 19% of the Aurora Portfolio, two shareholders held approximately 20% of the Small/ Mid-Cap Growth Portfolio, three shareholders held approximately 57% of the Small Cap Value Equity Portfolio, two shareholders held 34% of the Small Cap Core Equity Portfolio, five shareholders held approximately 51% of the Small Cap Growth Equity Portfolio, five shareholders held approximately 37% of the U.S. Opportunities Portfolio, three shareholders held approximately 44% of the Global Science & Technology Opportunities
Portfolio, three shareholders held approximately 32% of the Global Resources
Portfolio, two shareholders held approximately 20% of the All-Cap Global
Resources Portfolio, three shareholders held approximately 32% of the Health
Sciences Portfolio, three shareholders held approximately 20% of the
International Opportunities Portfolio, four shareholders held approximately 61%
of the Index Equity Portfolio and one shareholder held approximately 7% of the
Asset Allocation Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

                                                                             207

                                BlackRock Funds

                   NOTES TO FINANCIAL STATEMENTS (Continued)

(G)  At September 30, 2005, net assets consisted of:

                                                              Investment        Large Cap          Large Cap         Dividend
                                                                Trust          Value Equity     Growth Equity       Achievers(TM)
                                                           ----------------  ----------------  ----------------  ----------------
Capital paid in .........................................  $  1,274,245,341  $    311,230,293  $    422,935,804  $     32,293,258
End of period undistributed net investment income .......         6,946,198            88,982           274,749             1,961
Accumulated net realized gain (loss) on investment
 transactions and futures ...............................      (205,616,722)      (29,614,750)     (382,460,226)         (354,555)
Net unrealized appreciation (depreciation) on investment
 transactions and futures ...............................       268,840,993        79,438,147        15,309,075         1,157,792
                                                           ----------------  ----------------  ----------------  ----------------
                                                           $  1,344,415,810  $    361,142,672  $     56,059,402  $     33,098,456
                                                           ================  ================  ================  ================

                                                                                   Mid-Cap         Large Cap
                                                                 Legacy          Value Equity   Growth Equity          Aurora
                                                           ----------------  ----------------- ----------------  ----------------
Capital paid in .........................................  $   343,003,850   $    607,104,571  $    624,763,175  $  1,530,880,231
End of period undistributed net investment income .......               --            201,780                --                --
Accumulated net realized gain (loss) on investment
 transactions ...........................................      (116,181,065)       72,798,366      (274,986,168)      464,149,574
Net unrealized appreciation on investment transactions ..        51,737,111       109,369,486        96,898,250       703,899,447
                                                           ----------------  ----------------  ----------------  ----------------
                                                           $    278,559,896  $    789,474,203  $    446,675,257  $  2,698,929,252
                                                           ================  ================  ================  ================

                                                             Small/Mid-Cap       Small Cap        Small Cap         Small Cap
                                                                Growth         Value Equity      Core Equity      Growth Equity
                                                           ----------------  ----------------  ----------------  ----------------
Capital paid in .........................................  $    231,799,948  $     90,819,318  $     44,002,933  $  1,119,312,095
End of period undistributed net investment income .......                --            11,801                --                --
Accumulated net realized gain (loss) on investment
 transactions ...........................................         8,652,211        21,580,566           401,820      (646,996,535)
Net unrealized appreciation on investment transactions ..        41,190,738        16,186,981         3,896,163       101,355,608
                                                           ----------------  ----------------  ----------------  ----------------
                                                           $    281,642,897  $    128,598,666  $     48,300,916  $    573,671,168
                                                           ================  ================  ================  ================

                                                            Global Science
                                                             & Technology         Global           All-Cap            Health
                                                             Opportunities      Resources      Global Resources      Sciences
                                                           ----------------  ----------------  ----------------  ----------------
Capital paid in .........................................  $     98,240,800  $    476,112,010  $    204,075,862  $    300,020,040
End of period undistributed net investment income
 (distributions in excess of net investment income or
 accumulated net investment loss) .......................                --        (3,567,059)               --                --
Accumulated net realized gain (loss) on investment
 transactions and foreign currency related transactions .       (78,784,112)      101,253,428           (77,770)       10,432,318
Net unrealized appreciation (depreciation) on investment
 transactions and foreign currency related transactions .         4,986,810       663,337,523        40,403,132        36,891,937
                                                           ----------------  ----------------  ----------------  ----------------
                                                           $     24,443,498  $  1,237,135,902  $    244,401,224  $    347,344,295
                                                           ================  ================  ================  ================

208

                                 BlackRock Funds

                                                                  U.S.        International         Asset
                                                             Opportunities    Opportunities       Allocation       Index Equity
                                                           ----------------  ----------------  ----------------  ----------------
Capital paid in .........................................  $    175,388,710  $    548,989,520  $    683,758,396  $  1,147,295,258
End of period undistributed net investment income
 (distributions in excess of net investment income or
 accumulated net investment loss) .......................                --         5,137,726         1,210,069           324,224
Accumulated net realized gain (loss) on investment
 transactions, futures, options, swaptions, swap contracts
 and foreign currency related transactions ..............      (101,559,002)       15,285,709        (3,400,661)     (304,342,233)
Net unrealized appreciation (depreciation) on investment
 transactions, futures, options, swaptions, swap contracts
 and foreign currency related transactions ..............        22,215,534       148,759,423        90,866,810       481,829,195
                                                           ----------------  ----------------  ----------------  ----------------
                                                           $     96,045,242  $    718,172,378  $    772,434,614  $  1,325,106,444
                                                           ================  ================  ================  ================

(H)     Federal Tax Information

        No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal
Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain and foreign currency distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes.

        Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2005, attributable to realized foreign currency gains/(losses), foreign futures realized gains/(losses), paydown adjustments and certain net operating losses which for tax purposes, are not available to offset future income, were reclassified to the following accounts:

                                                                                 Increase          Increase
                                                                                (Decrease)        (Decrease)
                                                               Increase         Accumulated      Undistributed
                                                              (Decrease)       Net Realized     Net Investment
                                                           Paid In-Capital     Gain (Loss)          Income
                                                           ----------------  ----------------  ----------------
   Investment Trust ....................................   $    271,612,346  $   (271,612,346) $             --
   Large Cap Value Equity ..............................         11,635,325       (11,635,325)               --
   Legacy ..............................................            (98,020)               --            98,020
   Mid-Cap Value Equity ................................            426,675          (650,198)          223,523
   Mid-Cap Growth Equity ...............................        (84,986,990)       80,844,917         4,142,073
   Aurora ..............................................        (17,362,757)         (234,719)       17,597,476
   Small/Mid-Cap Growth Equity .........................         (3,240,011)               --         3,240,011
   Small Cap Core Equity ...............................                 --          (323,999)          323,999
   Small Cap Growth Equity .............................         (2,948,503)               --         2,948,503
   Global Science & Technology Opportunities ...........           (386,594)           (9,961)          396,555
   Global Resources ....................................                 --        (2,054,858)        2,054,858
   All-Cap Global Resources ............................            (91,310)           63,267            28,043
   Health Sciences .....................................                 (7)       (1,078,191)        1,078,198
   U.S. Opportunities ..................................         (1,397,619)               --         1,397,619
   International Opportunities .........................                 --           (53,405)           53,405
   Asset Allocation ....................................         40,828,825       (45,882,005)        5,053,180

                                                                             209

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

     The tax character of distributions paid during the years ended September
30, 2005, and September 30, 2004 were as follows:

                                        Ordinary        Long-Term         Total
                                         Income       Capital Gain    Distributions
                                      -------------   -------------   -------------
   Investment Trust
    9/30/05 ........................  $     464,247   $          --   $     464,247
    9/30/04 ........................        893,694              --         893,694
   Large Cap Value
    9/30/05 ........................      4,138,309              --       4,138,309
    9/30/04 ........................      3,331,111              --       3,331,111
   Dividend Acheivers
    9/30/05 ........................        327,123           9,435         336,558
   Mid-Cap Value
    9/30/05 ........................      5,355,456       1,906,200       7,261,656
    9/30/04 ........................        194,370              --         194,370
   Aurora
    9/30/05 ........................     51,296,874     285,959,800     337,256,674
    9/30/04 ........................             --       1,642,569       1,642,569
   Small Cap Value
    9/30/05 ........................     17,073,528       8,151,685      25,225,213
    9/30/04 ........................      6,523,912       9,724,645      16,248,557
   Small Cap Core
    9/30/05 ........................             --         103,852         103,852
    9/30/04 ........................             --          29,531          29,531
   Health Sciences
    3/1/04 through 2/28/05 .........             --          75,346          75,346
   International Opportunities
    9/30/05 ........................      3,350,147              --       3,350,147
    9/30/04 ........................        153,612              --         153,612
   Asset Allocation                                                              --
    9/30/05 ........................      6,400,932           7,557       6,408,489
    9/30/04 ........................      1,647,304              --       1,647,304
   Index Equity/*/
    11/30/04 .......................     15,470,115              --      15,470,115
    11/30/03 .......................     15,555,745              --      15,555,745

/*/ BlackRock Index Equity Portfolio has a tax year end of 11/30.

210

                                 BlackRock Funds

        As of September 30, 2005, the tax components of distributable earnings/(accumulated losses) were as follows:

                                                      Undistributed   Undistributed    Accumulated        Post-
                                                        Ordinary        Long-Term        Capital         October
                                                         Income       Capital Gain       Losses          Losses
                                                      -------------   -------------   -------------   -------------
   Investment Trust ..............................    $   6,946,198   $  33,496,464   $ 236,461,626   $          --
   Large Cap Value Equity ........................           88,980              --      27,359,811              --
   Large Cap Growth Equity .......................          274,749              --     382,236,942              --
   Dividend Achievers(TM) ........................            1,881              --              --         312,559
   Legacy ........................................               --              --     115,958,263              --
   Mid-Cap Value Equity ..........................       37,738,676      38,957,427              --              --
   Mid-Cap Growth Equity .........................               --       5,857,028     280,021,307              --
   Aurora ........................................               --     469,823,998              --              --
   Small/Mid-Cap Growth ..........................               --       9,593,293              --              --
   Small Cap Value Equity ........................       11,952,816       9,761,467              --              --
   Small Cap Core Equity .........................          184,044         337,458              --              --
   Small Cap Growth Equity .......................               --              --     644,592,574              --
   Global Science & Technology Opportunities .....               --              --      78,692,568              --
   Global Resources ..............................       20,030,276      81,433,314              --              --
   All-Cap Global Resources ......................               --              --          36,351              --
   Health Sciences ...............................        4,999,268       6,431,055              --              --
   U.S. Opportunities ............................               --              --     101,558,173              --
   International Opportunities ...................        8,670,681      15,445,686              --       1,765,259
   Asset Allocation ..............................        1,776,579      32,265,162      33,239,576         368,822

        The estimated Post-October losses represent lo sses realized on investment transactions from November 1, 2004 through September 30, 2005 that, in accordance with Federal income tax regulations, the Portfolios may defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

        At September 30, 2005, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

                                                                  Expiring September 30
                                      -----------------------------------------------------------------------------
                                          2009            2010             2011           2013            Total
                                      -------------   -------------   -------------   -------------   -------------
   Investment Trust ..............    $ 199,128,674   $  21,399,511   $  15,933,441   $          --   $ 236,461,626
   Large Cap Value Equity ........               --      23,567,552       3,792,259              --      27,359,811
   Large Cap Growth Equity .......               --     376,597,358       5,639,584              --     382,236,942
   Legacy ........................       21,280,418      76,300,059      18,377,786              --     115,958,263
   Mid-Cap Growth Equity .........      157,179,901     106,543,783      16,297,623              --     280,021,307
   Small Cap Growth Equity .......               --     539,605,482     104,987,092              --     644,592,574
   Global Science & Technology
    Opportunities ................        6,619,658      72,072,910              --              --      78,692,568
   All-Cap Global Resources ......               --              --              --          36,351          36,351
   U.S. Opportunities ............               --      85,044,662      16,513,511              --     101,558,173
   Asset Allocation ..............        8,409,633      24,829,943              --              --      33,239,576

                                                          Expiring November 30
                                      -------------------------------------------------------------
                                           2009           2010            2011           Total
                                      -------------   -------------   -------------   -------------
   Index Equity .................     $   5,288,740   $  79,252,195   $ 117,169,455   $ 201,710,390

                                                                             211

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Concluded)

        As of September 30, 2005 the following capital loss carryforwards were used to offset net taxable gains for the following Portfolios:

           Investment Trust .........................   $ 127,421,771
           Large Cap Value Equity ...................      45,527,415
           Large Cap Growth Equity ..................      15,030,777
           Dividend Achievers .......................           2,818
           Legacy ...................................      10,995,750
           Mid-Cap Growth Equity ....................      43,505,099
           Small/Mid-Cap Growth Equity ..............       8,855,140
           Small-Cap Growth Equity ..................      45,173,640
           Global Science & Technology Opportunities.       1,372,383
           U.S. Opportunities .......................      15,143,106
           International Opportunities ..............      34,119,135
           Asset Allocation .........................       9,558,121

        As of September 30, 2005 the following capital loss carryforwards were written off due to merger limitations with State Street Research Funds for the following Portfolios:

           Investment Trust .........................   $  41,035,435
           Mid-Cap Growth Equity ....................     360,817,885

212

                                 BlackRock Funds

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
BlackRock Funds:

We have audited the accompanying statements of net assets of the Investment
Trust, Large Cap Value Equity, Large Cap Growth Equity, Dividend Achievers(TM),
Legacy, Mid-Cap Value Equity, Mid-Cap Growth Equity, Aurora, Small/Mid-Cap
Growth, Small Cap Value Equity, Small Cap Core Equity, Small Cap Growth Equity,
Global Science & Technology Opportunities, Global Resources, All-Cap Global
Resources, Health Sciences, U.S. Opportunities, International Opportunities,
Asset Allocation, and Index Equity Portfolios [twenty of the fifty portfolios constituting BlackRock Funds (the "Fund")], and the statements of assets and liabilities of the Investment Trust, Large Cap Value Equity, Large Cap Growth
Equity, Dividend AchieversTM, Legacy, Mid-Cap Value Equity, Mid-Cap Growth
Equity, Aurora, Small/Mid-Cap Growth, Small Cap Value Equity, Small Cap Core
Equity, Global Science & Technology Opportunities, Global Resources, All-Cap
Global Resources, Health Sciences, U.S. Opportunities, and Asset Allocation
Portfolios as of September 30, 2005, the related statements of operations for the periods then ended, the related statements of operations for the periods ended February 28, 2005 for the Mid-Cap Value Equity, Global Resources, Health
Sciences and Asset Allocation Portfolios, the related statement of operations for the period ended October 31, 2004 for the Legacy Portfolio, the statements of changes in net assets and financial highlights for the periods ended
September 30, 2005 and September 30, 2004 for the Investment Trust (formerly
"BlackRock Select Equity Portfolio"), Large Cap Value Equity, Large Cap Growth
Equity, Dividend AchieversTM, Mid-Cap Growth Equity, Small Cap Value Equity,
Small Cap Core Equity, Small Cap Growth Equity, Global Science & Technology
Opportunities, U.S. Opportunities, International Opportunities, and Index Equity
Portfolios, the statements of changes in net assets for the periods ended
September 30, 2005 and September 30, 2004 and the financial highlights for the periods ended September 30, 2005, September 30, 2004 and September 30, 2003 for
the Aurora (formerly "State Street Research Aurora Fund") and Small/Mid-Cap
Growth (formerly "State Street Research Emerging Growth Fund") Portfolios, the
statements of changes in net assets and financial highlights for the periods ended September 30, 2005, October 31, 2004, and October 31, 2003 for the Legacy
Portfolio (formerly "State Street Research Legacy Fund"), the statements of changes in net assets for the periods ended September 30, 2005, February 28,
2005 and June 30, 2004 and the financial highlights for the periods ended
September 30, 2005, February 28, 2005, June 30, 2004 and June 30, 2003 for the
Mid-Cap Value Equity (formerly "State Street Research Mid-Cap Value Fund") and
Global Resources (formerly "State Street Research Global Resources Fund")
Portfolios, the statements of changes in net assets and financial highlights for the period ended September 30, 2005 for the All-Cap Global Resources Portfolio,
the statements of changes in net assets and financial highlights for the periods ended September 30, 2005, February 28, 2005, and February 29, 2004 for the
Health Sciences (formerly "State Street Research Health Sciences Fund")
Portfolio and the statements of changes in net assets and financial highlights for the periods ended September 30, 2005, February 28, 2005, and March 31, 2004
for the Asset Allocation (formerly "BlackRock Balanced Portfolio") Portfolio.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolios for the periods ended February 28, 2003, February
28, 2002, and February 28, 2001, March 31, 2003, March 31, 2002, March 31, 2001,
June 30, 2002, June 30, 2001, September 30, 2003 (except the Aurora and
Small/Mid-Cap Growth Portfolios), September 30, 2002, September 30, 2001,
October 31, 2002 and October 31, 2001 were audited by other auditors whose reports, dated August 9, 2002, November 8, 2002, December 13, 2002, April 7,
2003 and May 9, 2003, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios'
internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

                                                                             213

                                 BlackRock Funds

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the
Portfolios as of September 30, 2005, the results of their operations, changes in their net assets, and their financial highlights for each of the periods indicated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania
November 25, 2005

214

                                 BlackRock Funds

                           FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 825-2257. Institutional and service share class investors should call (800) 441-7450.

                                                                                           Number of
                                        Term of                                           Portfolios     Other         Total Fund
                                      Office/(1)/                                          in Fund    Directorships   Compensation
                         Position(s)  and Length                                         Complex/(2)/    Held by         for the
   Name, Address and     Held with     of Time            Principal Occupation(s)          Overseen     Trustee       Year Ending
          Age              Fund         Served            During Past Five Years          by Trustee                    9/30/05
-----------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis/(3)/   Trustee       Since 2005   Managing Director, BlackRock, Inc.         55      None           N/A
BlackRock, Inc.                                    (since 2005); Chief Executive Officer, (includes
40 E. 52nd Street                                  State Street Research &                    50
New York, NY 10022                                 Management Company (2000-2005);        Portfolios
Age: 59                                            Chairman of the Board of Trustees,     of the Fund
                                                   State Street Research mutual funds       and 5
                                                   ("SSR Funds") (2000-2005); Senior      Portfolios
                                                   Vice President, Metropolitan Life          of
                                                   Insurance Company (1999-2000);         BlackRock
                                                   Chairman, SSR Realty (2000-2004).         Bond
                                                                                          Allocation
                                                                                           Target
                                                                                           Shares)
-----------------------------------------------------------------------------------------------------------------------------------

Laurence D. Fink/(4)/   Trustee       Since 2000   Director, Chairman and Chief               55      Director,      N/A
BlackRock, Inc.                                    Executive Officer of BlackRock, Inc.   (includes   BlackRock,
40 E. 52nd Street                                  since its formation in 1998 and of         50      Inc.
New York, NY 10022                                 BlackRock, Inc.'s predecessor          Portfolios
Age: 51                                            entities since 1988; Chairman of the  of the Fund
                                                   Management Committee; formerly,          and 5
                                                   Managing Director of the First         Portfolios
                                                   Boston Corporation, Member of its         of
                                                   Management Committee, Co-head of       BlackRock
                                                   its Taxable Fixed Income Division         Bond
                                                   and Head of its Mortgage and Real      Allocation
                                                   Estate Products Group; Chairman of       Target
                                                   the Board of Nomura BlackRock           Shares)
                                                   Asset Management and several of
                                                   BlackRock's alternative investment
                                                   vehicles; Director of several of
                                                   BlackRock's offshore funds;
                                                   Co-Chairman of the Board of
                                                   Trustees of Mount Sinai-NYU;
                                                   Co-Chairman of the Board of
                                                   Trustees of NYU Hospitals Center;
                                                   member of the Board of Trustees of
                                                   NYU; member of the Board of
                                                   Executives of the New York Stock
                                                   Exchange, and Trustee of the
                                                   American Folk Art Museum.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             215

                                 BlackRock Funds

                     FUND MANAGEMENT (Unaudited) (Continued)

                                                                                           Number of
                                        Term of                                           Portfolios     Other         Total Fund
                                      Office/(1)/                                          in Fund    Directorships   Compensation
                         Position(s)  and Length                                         Complex/(2)/    Held by         for the
   Name, Address and     Held with     of Time            Principal Occupation(s)          Overseen     Trustee       Year Ending
          Age              Fund         Served            During Past Five Years          by Trustee                    9/30/05
-----------------------------------------------------------------------------------------------------------------------------------
                                                         DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Bruce R. Bond           Trustee       Since 2005   Retired; Trustee and                      55       Director,      $       84,600
c/o BlackRock Funds                                member of the                          (includes   Avaya, Inc.
100 Bellevue Parkway                               Governance Committee,                     50       (information
Wilmington, DE 19809                               SSR Funds                              Portfolios  technology).
Age: 59                                            (1997-2005).                          of the Fund
                                                                                            and 5
                                                                                          Portfolios
                                                                                             of
                                                                                          BlackRock
                                                                                            Bond
                                                                                          Allocation
                                                                                            Target
                                                                                            Shares)
-----------------------------------------------------------------------------------------------------------------------------------

Peter S. Drotch         Trustee       Since 2005   Retired; Trustee and member                55      Director,      $       84,600
c/o BlackRock Funds                                of the                                  (includes  First
100 Bellevue Parkway                               Audit Committee, SSR Funds                 50      Marblehead
Wilmington, DE 19809                               (2003-2005); Partner,                   Portfolios Corp.
Age: 64                                            Pricewater-                            of the Fund (student loan
                                                   houseCoopers LLP                          and 5    processing and
                                                   (accounting firm)                      Portfolios  securitization);
                                                   (1964-2000).                               of      Trustee,
                                                                                          BlackRock   University of
                                                                                             Bond     Connecticut;
                                                                                          Allocation  Trustee,
                                                                                            Target    Huntington
                                                                                            Shares)   Theatre.
-----------------------------------------------------------------------------------------------------------------------------------

Honorable Stuart E.     Trustee and   Since 2001   Partner, Covington & Burling               55      Director,      $      130,100
Eizenstat               Chairman of                firm) (2001-Present); Deputy           (includes   Mirant
Covington & Burling     the                        Secretary of the Treasury                  50      Corporation;
1201 Pennsylvania       Nominating                 (1999-2001); Under Secretary of        Portfolios  Advisory
Avenue, NW              Committee                  State for Economic, Business and      of the Fund  Board member,
Washington, DC 20004                               Agricultural Affairs (1997-1999);        and 5     The Coca-Cola
Age: 62                                            Under Secretary of Commerce for        Portfolios  Company;
                                                   International Trade (1996-1997);           of      Advisory Board
                                                   U.S. Ambassador to the European        BlackRock   member, Group
                                                   Union (1993-1996); Chairman,              Bond     Menatep;
                                                   International Board of Governors,      Allocation  Advisory
                                                   Weizmann Institute of Science.           Target    Board member,
                                                                                           Shares)    BT
                                                                                                      Americas.
-----------------------------------------------------------------------------------------------------------------------------------

Robert M. Hernandez     Trustee, Vice Since 1996   Retired; Director (1991-2001), Vice        55      Lead Director, $      140,100
c/o BlackRock Funds     Chairman of                Chairman and Chief Financial Officer   (includes   ACE
100 Bellevue Parkway    the Board and              (1994-2001), Executive Vice                50      Limited
Wilmington, DE 19809    Chairman of                President-Accounting and Finance       Portfolios  (insurance
Age: 61                 the Audit                  and Chief Financial Officer           of the Fund  company);
                        Committee                  (1991-1994), USX Corporation (a          and 5     Director
                                                   diversified company principally        Portfolios  and Chairman
                                                   engaged in energy and steel                of      of the
                                                   businesses).                           BlackRock   Board, RTI
                                                                                             Bond     International
                                                                                          Allocation  Metals,
                                                                                            Target    Inc.: Director,
                                                                                            Shares)   Eastman
                                                                                                      Chemical
                                                                                                      Company.
-----------------------------------------------------------------------------------------------------------------------------------

216

                                 BlackRock Funds

                     FUND MANAGEMENT (Unautied) (Continued)

                                                                                           Number of
                                        Term of                                           Portfolios     Other         Total Fund
                                      Office/(1)/                                          in Fund    Directorships   Compensation
                         Position(s)  and Length                                         Complex/(2)/    Held by         for the
   Name, Address and     Held with     of Time            Principal Occupation(s)          Overseen     Trustee       Year Ending
          Age              Fund         Served            During Past Five Years          by Trustee                    9/30/05
-----------------------------------------------------------------------------------------------------------------------------------
Dr. Matina Horner       Trustee and   Since 2004   Retired; Executive Vice President of       55      Chair of the   $      104,550
c/o BlackRock Funds     Chairperson                Teachers Insurance and Annuity         (includes   Board of the
100 Bellevue Parkway    of the                     Association and College Retirement         50      Massachusetts
Wilmington, DE 19809    Governance                 Equities Fund (TIAA-CREF)              Portfolios  General
Age: 66                 Committee                  ( 1989-2003).                         of the Fund  Hospital
                                                                                            and 5     Institute of
                                                                                          Portfolios  Health
                                                                                              of      Professions;
                                                                                           BlackRock  Chair of
                                                                                              Bond    the Board of
                                                                                           Allocation the Greenwall
                                                                                             Target   Foundation;
                                                                                            Shares)   Trustee,
                                                                                                      Century
                                                                                                      Foundation
                                                                                                      (formerly
                                                                                                      The Twentieth
                                                                                                      Century Fund);
                                                                                                      Director, N
                                                                                                      STAR (formerly
                                                                                                      called Boston
                                                                                                      Edison);
                                                                                                      Director, The
                                                                                                      Neiman Marcus
                                                                                                      Group;
                                                                                                      Honorary
                                                                                                      Trustee,
                                                                                                      Massachusetts
                                                                                                      General
                                                                                                      Hospital
                                                                                                      Corporation.
-----------------------------------------------------------------------------------------------------------------------------------

Toby Rosenblatt         Trustee       Since 2005   President, Founders Investment Ltd.        55      Director, A.P. $       84,600
c/o BlackRock Funds                                (private investments) (since 1999);    (includes   Pharma, Inc.
100 Bellevue Parkway                               Trustee, SSR Funds (1993-2003).            50
Wilmington, DE 19809                                                                      Portfolios
Age: 67                                                                                   of the Fund
                                                                                             and 5
                                                                                          Portfolios
                                                                                              of
                                                                                          BlackRock
                                                                                             Bond
                                                                                          Allocation
                                                                                            Target
                                                                                            Shares)
-----------------------------------------------------------------------------------------------------------------------------------

David R. Wilmerding,    Trustee and   Since 1996   Chairman, Wilmerding & Associates,         56      None           $      135,100
Jr.                     Chairperson                Inc. (investment advisers) (since      (includes
c/o BlackRock Funds     of                         1989); Chairman, Coho Partners,            50
100 Bellevue Parkway    the Board                  Ltd. (investment advisers) (since      Portfolios
Wilmington, DE 19809                               2003); Director, Beaver Management    of the Fund,
Age: 70                                            Corporation (land management          5 Portfolios
                                                   corporation); Managing General             of
                                                   Partner, Chestnut Street Exchange      BlackRock
                                                   Fund.                                     Bond
                                                                                          Allocation
                                                                                            Target
                                                                                          Shares and
                                                                                         1 Portfolio
                                                                                         of Chestnut
                                                                                            Street
                                                                                           Exchange
                                                                                         Fund, which
                                                                                          is managed
                                                                                              by
                                                                                          BlackRock
                                                                                          Financial
                                                                                          Management
                                                                                           Inc. and
                                                                                          BlackRock
                                                                                        Institutional
                                                                                          Management
                                                                                        Corporation.)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                             217

                                 BlackRock Funds

                     FUND MANAGEMENT (Unaudited) (Continued)

                                        Term of                                                         Total Fund
                                      Office/(5)/                                                      Compensation
                         Position(s)  and Length                                                         for the
   Name, Address and     Held with     of Time            Principal Occupation(s)                      Year Ending
          Age              Fund         Served            During Past Five Years                         9/30/05
--------------------------------------------------------------------------------------------------------------------
                                                 OFFICERS WHO ARE NOT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Anne Ackerley           Vice          Since 2003   Managing Director, BlackRock, Inc. (since May          N/A
BlackRock, Inc.         President    (previously   2000); First Vice President and Operating
40 E. 52nd Street                     served as    Officer, Mergers and Acquisitions Group
New York, NY 10022                    Assistant    (1997-2000), First Vice President and Operating
Age: 43                               Secretary    Officer, Public Finance Group (1995-1997), and
                                      since        First Vice President, Emerging Markets Fixed
                                      2000)        Income Research (1994-1995), Merrill Lynch &
                                                   Co.
--------------------------------------------------------------------------------------------------------------------

Edward Baer             Assistant     Since 2005   Director and Senior Counsel of BlackRock, Inc.         N/A
BlackRock, Inc.         Secretary                  (since 2004); Associate, Willkie Farr &
40 E. 52nd Street                                  Gallagher LLP (2000-2004); Associate, Morgan
New York, NY 10022                                 Lewis & Bockius LLP (1995-2000).
Age: 37
--------------------------------------------------------------------------------------------------------------------

Bart Battista           Chief         Since 2004   Chief Compliance Officer and Anti-Money            $     368,547
BlackRock, Inc.         Compliance                 Laundering Compliance Officer of BlackRock,
40 E. 52nd Street       Officer and                Inc. (since 2004); Managing Director (since
New York, NY 10022      Anti-Money                 2003), and Director (1998-2002) of BlackRock,
Age: 46                 Laundering                 Inc.; Compliance Officer at Moore Capital
                        Compliance                 Management (1995-1998).
                        Officer
--------------------------------------------------------------------------------------------------------------------

Ellen L. Corson         Assistant     Since 1998   Senior Director and Vice President of Fund              N/A
PFPC Inc.               Treasurer                  Accounting and Administration, PFPC Inc.
103 Bellevue Parkway                               (since 2003); Vice President and Director of
Wilmington, DE 19809                               Mutual Fund Accounting and Administration,
Age: 41                                            PFPC Inc. (since November 1997); Assistant
                                                   Vice President, PFPC Inc. (March
                                                   1997-November 1997); Senior Accounting
                                                   Officer, PFPC Inc. (March 1993-March 1997).
--------------------------------------------------------------------------------------------------------------------

Henry Gabbay            President     Since 2005   Managing Director, BlackRock, Inc. (since               N/A
BlackRock, Inc.                                    1989).
40 E. 52nd Street
New York, NY 10022
Age: 57
--------------------------------------------------------------------------------------------------------------------

Brian P. Kindelan       Secretary     Since 1997   Managing Director and Senior Counsel (since           N/A
BlackRock Advisors, Inc.                           January 2005), Director and Senior Counsel
100 Bellevue Parkway                               (2001-2004) and Vice President and Senior
Wilmington, DE 19809                               Counsel (1998-2000), BlackRock Advisors,
Age: 46                                            Inc.; Senior Counsel, PNC Bank Corp. May
                                                   1995-April 1998).
--------------------------------------------------------------------------------------------------------------------

William McGinley        Treasurer     Since 2005   Managing Director of BlackRock, Inc. (since           N/A
BlackRock, Inc.                                    2004); Partner, PricewaterhouseCoopers LLP
100 Bellevue Parkway                               (1990-2004).
Wilmington, DE 19809
Age: 38
--------------------------------------------------------------------------------------------------------------------

Vincent Tritto          Assistant     Since 2003   Managing Director and Assistant Secretary             N/A
BlackRock, Inc.         Secretary                  (since January 2005) and Director and Senior
40 E. 52nd Street                                  Counsel (2002-2004) of BlackRock, Inc.
New York, NY 10022                                 Executive Director (2000-2002) and Vice
Age: 44                                            President (1998-2000), Morgan Stanley & Co.
                                                   Incorporated and Morgan Stanley Asset
                                                   Management Inc. and officer of various Morgan
                                                   Stanley-sponsored investment vehicles:
                                                   Counsel (1998); Associate (1988-1997),
                                                   Rogers & Wells LLP, New York, NY.
--------------------------------------------------------------------------------------------------------------------

218

                                 BlackRock Funds

                     FUND MANAGEMENT (Unaudited) (Concluded)

(1)  Each Trustee holds office for an indefinite term until the earlier of (1)
     the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such
     Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust.
(2)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
(3)  Mr. Fink is an interested person of the Fund due to his position at
     BlackRock, Inc.
(4)  Mr. Davis is an interested person of the Fund due to his position at
     BlackRock, Inc.
(5)  Each officer holds office for an indefinite term until the earlier of (1)
     the next meeting of trustees at which his or her successor is appointed and
     (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund's code of regulations and
     Declaration of Trust.

                                                                             219

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                 BlackRock Funds

                       ADDITIONAL INFORMATION (Unaudited)

(A)  A proxy statement was sent to shareholders of all portfolios of the Fund asking them to consider and vote upon the election of nine trustees to the
     Board of Trustees of the Fund (the "Board"). Five of the nine nominees were already serving as trustees of the Fund and the additional nominees had previously served as trustees of the State Street Research Funds. Due to the increased size and complexity of the Fund resulting from the reorganization with the State Street Research Funds, and an increase in the responsibilities of boards of trustees of funds generally, the Board believed it was in the best interest of the Fund to increase the size of the Board. On April 29, 2005, the special meeting of shareholders was held, at which all of the nominees included in the proxy were duly elected to the
     Board.

     The votes for the election of trustees were as follows:

                                             Affirmative     Negative
                                            -------------   ---------
        Bruce R. Bond ....................  3,006,153,475   9,427,152
        Richard S. Davis .................  3,006,504,966   9,075,661
        Peter S. Drotch ..................  3,006,391,368   9,189,259
        Stuart E. Eizenstat ..............  3,005,972,578   9,608,049
        Laurence D. Fink .................  3,006,652,923   8,927,704
        Robert M. Hernandez ..............  3,006,095,141   9,485,487
        Dr Matina Horner .................  3,005,916,103   9,664,525
        Toby Rosenblatt ..................  3,006,157,679   9,422,948
        David R. Wilmerding, Jr. .........  3,006,022,868   9,557,759

(B)  PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent auditor, has been hired as an internal audit supporting service provider by The PNC
     Financial Services Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain services to PNC and its affiliates which would have caused PwC to no longer be independent with respect to the Fund, PwC declined to stand for re-election as independent auditor of the Fund after the completion of the fiscal 2003 audit.

     The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent auditor to audit the Fund's financial statements for fiscal year 2006. A majority of the Fund's Board of Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche
     LLP as the Fund's independent auditor for the Fund's fiscal 2006 audit on
     November 29, 2005, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

(C)  As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

                                                                             221

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                       THE DFA INVESTMENT TRUST COMPANY

                         THE U.S. LARGE COMPANY SERIES

 TABLE OF CONTENTS                              THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES
                                                                       Page
     Schedule of Investments as of September 30, 2005 (Unaudited)..... 225

     Statement of Assets & Liabilities as of September 30, 2005
         (Unaudited).................................................. 230

     Financial Statements as of and for the year ended November 30,
         2004 (Audited):

         Report of Independent Registered Certified Public Accounting

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series

                                                    September 30, 2005
                                                -------------------------
                                                       (Unaudited)
                                                 Shares        Value+
                                                --------- ---------------
      COMMON STOCKS -- (99.4%)
      Financials -- (19.2%)
       Ace, Ltd................................   106,100 $     4,994,127
       AFLAC, Inc..............................   184,600       8,362,380
       Allstate Corp...........................   241,700      13,363,593
       AMBAC Financial Group, Inc..............    39,400       2,839,164
       American Express Co.....................   456,700      26,232,848
       American International Group, Inc.......   955,100      59,177,996
       AmSouth Bancorporation..................   129,000       3,258,540
       AON Corp................................   117,200       3,759,776
       Bank of America Corp.................... 1,478,800      62,257,480
       Bank of New York Co., Inc...............   286,500       8,425,965
       BB&T Corp...............................   201,500       7,868,575
       Bear Stearns Companies, Inc.............    41,400       4,543,650
       Capital One Financial Corp..............   106,300       8,452,976
       Chubb Corp..............................    73,000       6,537,150
       Cincinnati Financial Corp...............    64,300       2,693,527
       CIT Group, Inc..........................    74,200       3,352,356
       Citigroup, Inc.......................... 1,902,800      86,615,456
       Comerica, Inc...........................    61,600       3,628,240
       Compass Bancshares, Inc.................    45,800       2,099,014
       Countrywide Financial Corp..............   218,800       7,216,024
       E*TRADE Financial Corp..................   136,400       2,400,640*
       Federal Home Loan Mortgage
        Corporation............................   254,300      14,357,778
       Federal National Mortgage Association...   356,200      15,964,884
       Federated Investors, Inc................    31,200       1,036,776
       Fifth Third Bancorp.....................   204,700       7,518,631
       First Horizon National Corp.............    46,000       1,672,100
       Franklin Resources, Inc.................    54,600       4,584,216
       Golden West Financial Corp..............    94,000       5,582,660
       Hartford Financial Services Group, Inc..   110,200       8,504,134
       Huntington Bancshares, Inc..............    85,000       1,909,950
       Janus Capital Group, Inc................    82,000       1,184,900
       Jefferson-Pilot Corp....................    49,600       2,538,032
       JPMorgan Chase & Co..................... 1,292,900      43,868,097
       KeyCorp.................................   150,600       4,856,850
       Lehman Brothers Holdings, Inc...........   100,200      11,671,296#
       Lincoln National Corp...................    63,500       3,303,270
       Loews Corp..............................    49,900       4,611,259
       M&T Bank Corp...........................    29,700       3,139,587
       Marsh & McLennan Companies, Inc.........   197,000       5,986,830
       Marshall & Ilsley Corp..................    76,300       3,319,813
       MBIA, Inc...............................    49,300       2,988,566
       MBNA Corp...............................   462,900      11,405,856
       Mellon Financial Corp...................   153,900       4,920,183
       Merrill Lynch & Co., Inc................   340,900      20,914,215
       MetLife, Inc............................   278,400      13,872,672
       MGIC Investment Corp....................    34,200       2,195,640#
       Moody's Corp............................    93,000       4,750,440
       Morgan Stanley..........................   399,700      21,559,818
       National City Corp......................   209,300       6,998,992
       North Fork Bancorporation, Inc..........   176,100       4,490,550
       Northern Trust Corp.....................    68,300       3,452,565
       PNC Financial Services Group............   107,000       6,208,140
       Principal Financial Group, Inc..........   102,900       4,874,373
       Progressive Corp........................    72,600       7,606,302
       Providian Financial Corp................   108,500       1,918,280*
       Prudential Financial, Inc...............   188,800      12,755,328
       Regions Financial Corp..................   169,500       5,274,840
       Safeco Corp.............................    46,000       2,455,480
       Schwab (Charles) Corp...................   382,500       5,519,475
       SLM Corp................................   153,700       8,244,468
                                                    September 30, 2005
                                                -------------------------
                                                       (Unaudited)
                                                 Shares        Value+
                                                --------- ---------------
       Sovereign Bancorp, Inc..................   133,100 $     2,933,524
       State Street Corp.......................   121,800       5,958,456
       SunTrust Banks, Inc.....................   133,400       9,264,630
       Synovus Financial Corp..................   114,700       3,179,484
       T. Rowe Price Group, Inc................    47,800       3,121,340
       The Goldman Sachs Group, Inc............   171,100      20,802,338
       The St. Paul Travelers Companies, Inc...   248,600      11,154,682
       Torchmark Corp..........................    38,400       2,028,672
       U.S. Bancorp............................   672,700      18,889,416
       UnumProvident Corp......................   109,600       2,246,800
       Wachovia Corp...........................   580,500      27,625,995
       Washington Mutual, Inc..................   323,700      12,695,514
       Wells Fargo & Co........................   621,300      36,389,541
       XL Capital, Ltd.........................    51,700       3,517,151#
       Zions Bancorporation....................    33,200       2,364,172
                                                          ---------------
     Total Financials
       (Cost $557,425,997).....................               788,268,438
                                                          ---------------
      Information Technology -- (15.2%)
       ADC Telecommunications, Inc.............    42,900         980,694*
       Adobe Systems, Inc......................   180,900       5,399,865
       Advanced Micro Devices, Inc.............   146,600       3,694,320*
       Affiliated Computer Services, Inc.
        Class A................................    46,200       2,522,520*
       Agilent Technologies, Inc...............   181,900       5,957,225*
       Altera Corp.............................   137,100       2,619,981*
       Analog Devices, Inc.....................   137,100       5,091,894
       Andrew Corp.............................    59,800         666,770*
       Apple Computer, Inc.....................   305,400      16,372,494*
       Applied Materials, Inc..................   597,200      10,128,512
       Applied Micro Circuits Corp.............   112,400         337,200*
       Autodesk, Inc...........................    84,100       3,905,604
       Automatic Data Processing, Inc..........   213,500       9,189,040
       Avaya, Inc..............................   156,100       1,607,830*
       BMC Software, Inc.......................    80,200       1,692,220*
       Broadcom Corp...........................   104,000       4,878,640*
       Ciena Corp..............................   212,700         561,528*
       Cisco Sytems, Inc....................... 2,352,100      42,173,153*
       Citrix Systems, Inc.....................    62,700       1,576,278*
       Computer Associates International, Inc..   170,500       4,741,605
       Computer Sciences Corp..................    68,000       3,217,080*
       Compuware Corp..........................   142,800       1,356,600*
       Comverse Technology, Inc................    74,100       1,946,607*
       Convergys Corp..........................    51,500         740,055*
       Corning, Inc............................   541,800      10,472,994*
       Dell, Inc...............................   882,400      30,178,080*
       Electronic Arts, Inc....................   111,700       6,354,613*
       Electronic Data Systems Corp............   191,000       4,286,040
       EMC Corp................................   887,200      11,480,368*
       First Data Corp.........................   284,000      11,360,000
       Fiserv, Inc.............................    69,200       3,174,204*
       Freescale Semiconductor, Inc. Class B...   149,100       3,515,778*
       Gateway, Inc............................    97,000         261,900*
       Hewlett-Packard Co...................... 1,054,400      30,788,480
       Intel Corp.............................. 2,242,500      55,277,625
       International Business Machines Corp....   587,300      47,113,206
       Intuit, Inc.............................    66,700       2,988,827*
       Jabil Circuit, Inc......................    63,300       1,957,236*
       JDS Uniphase Corp.......................   606,600       1,346,652*
       KLA-Tencor Corp.........................    72,700       3,544,852
       Lexmark International, Inc..............    43,700       2,667,885*
       Linear Technology Corp..................   112,900       4,243,911
       LSI Logic Corp..........................   143,800       1,416,430*
       Lucent Technologies, Inc................ 1,635,900       5,316,675*

                                                                            225

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series (Continued)

                                                   September 30, 2005
                                               -------------------------
                                                      (Unaudited)
                                                Shares        Value+
                                               --------- ---------------
        Maxim Integrated Products, Inc........   120,700 $     5,147,855
        Mercury Interactive Corp..............    31,900       1,263,240*
        Micron Technology, Inc................   226,800       3,016,440*
        Microsoft Corp........................ 3,390,800      87,245,284
        Molex, Inc............................    53,300       1,422,044
        Motorola, Inc.........................   908,700      20,073,183
        National Semiconductor Corp...........   126,300       3,321,690
        NCR Corp..............................    68,400       2,182,644*
        Network Appliance, Inc................   135,400       3,214,396*
        Novell, Inc...........................   140,600       1,047,470*
        Novellus Systems, Inc.................    51,000       1,279,080*
        Nvidia Corp...........................    62,100       2,128,788*
        Oracle Corp........................... 1,388,000      17,197,320*
        Parametric Technology Corp............   100,200         698,394*
        Paychex, Inc..........................   122,600       4,546,008
        PMC-Sierra, Inc.......................    67,100         591,151*
        QLogic Corp...........................    33,400       1,142,280*
        Qualcomm, Inc.........................   600,100      26,854,475
        Sabre Holdings Corp...................    48,300         979,524
        Sanmina-SCI Corp......................   193,500         830,115*
        Scientific-Atlanta, Inc...............    56,400       2,115,564
        Siebel Systems, Inc...................   192,200       1,985,426
        Solectron Corp........................   357,800       1,398,998*
        Sun Microsystems, Inc................. 1,255,100       4,919,992*
        Symantec Corp.........................   440,900       9,990,794*
        Symbol Technologies, Inc..............    93,620         906,242
        Tektronix, Inc........................    31,100         784,653
        Tellabs, Inc..........................   164,700       1,732,644*
        Teradyne, Inc.........................    72,400       1,194,600*
        Texas Instruments, Inc................   597,400      20,251,860
        Unisys Corp...........................   125,300         831,992*
        Xerox Corp............................   353,100       4,819,815*
        Xilinx, Inc...........................   128,600       3,581,510
        Yahoo!, Inc...........................   461,500      15,617,160*
                                                         ---------------
      Total Information Technology
        (Cost $567,780,541)...................               623,416,102
                                                         ---------------
       Health Care -- (13.2%)
        Abbott Laboratories...................   572,100      24,257,040
        Aetna, Inc............................   106,700       9,191,138
        Allergan, Inc.........................    48,100       4,406,922
        AmerisourceBergen Corp................    38,200       2,952,860
        Amgen, Inc............................   454,100      36,178,147*
        Applera Corp. -- Applied Biosystems
         Group................................    71,900       1,670,956
        Bard (C.R.), Inc......................    38,800       2,561,964
        Bausch & Lomb, Inc....................    19,800       1,597,464
        Baxter International, Inc.............   229,100       9,134,217
        Becton Dickinson & Co.................    92,000       4,823,560
        Biogen Idec, Inc......................   124,500       4,915,260*
        Biomet, Inc...........................    91,900       3,189,849
        Boston Scientific Corp................   217,300       5,078,301*
        Bristol-Myers Squibb Co...............   719,800      17,318,388
        Cardinal Health, Inc..................   157,100       9,966,424
        Caremark Rx, Inc......................   165,600       8,268,408*
        Chiron Corp...........................    40,100       1,749,162*
        Cigna Corp............................    47,300       5,574,778
        Coventry Health Care, Inc.............    39,500       3,397,790*
        Eli Lilly & Co........................   417,300      22,333,896
        Express Scripts, Inc..................    54,700       3,402,340*
        Fisher Scientific International, Inc..    44,900       2,786,045*
        Forest Laboratories, Inc..............   125,100       4,875,147*
        Genzyme Corp..........................    94,500       6,769,980*
        Gilead Sciences, Inc..................   167,800       8,181,928*
                                                   September 30, 2005
                                               -------------------------
                                                      (Unaudited)
                                                Shares        Value+
                                               --------- ---------------
         Guidant Corp.........................   121,500 $     8,370,135
         HCA, Inc.............................   166,300       7,969,096
         Health Management Associates, Inc....    91,000       2,135,770
         Hospira, Inc.........................    58,800       2,409,036*
         Humana, Inc..........................    59,800       2,863,224*
         IMS Health, Inc......................    83,100       2,091,627
         Johnson & Johnson.................... 1,094,800      69,278,944
         King Pharmaceuticals, Inc............    89,000       1,368,820*
         Laboratory Corp. of America Holdings.    49,700       2,420,887*
         Manor Care, Inc......................    29,100       1,117,731
         McKesson Corp........................   113,500       5,385,575
         Medco Health Solutions, Inc..........   112,000       6,140,960*
         Medimmune, Inc.......................    90,700       3,052,055*
         Medtronic, Inc.......................   445,700      23,898,434
         Merck & Co., Inc.....................   808,100      21,988,401
         Millipore Corp.......................    19,000       1,194,910*
         Mylan Laboratories, Inc..............    80,500       1,550,430
         PerkinElmer, Inc.....................    47,900         975,723
         Pfizer, Inc.......................... 2,712,700      67,736,119
         Quest Diagnostics, Inc...............    61,300       3,098,102
         Schering-Plough Corp.................   543,400      11,438,570
         St. Jude Medical, Inc................   134,200       6,280,560*
         Stryker Corp.........................   106,900       5,284,067
         Tenet Healthcare Corp................   172,500       1,937,175*
         Thermo Electron Corp.................    59,500       1,838,550*
         UnitedHealth Group, Inc..............   464,900      26,127,380
         Waters Corp..........................    42,300       1,759,680*
         Watson Pharmaceuticals, Inc..........    38,400       1,405,824*
         WellPoint, Inc.......................   225,800      17,120,156*
         Wyeth................................   493,600      22,838,872
         Zimmer Holdings, Inc.................    91,000       6,268,990*
                                                         ---------------
       Total Health Care
         (Cost $406,560,227)..................               541,927,767
                                                         ---------------
        Industrials -- (11.0%)
         3M Co................................   281,600      20,658,176
         Allied Waste Industries, Inc.........    80,300         678,535*
         American Power Conversion Corp.......    62,900       1,629,110
         American Standard Companies, Inc.....    67,500       3,142,125
         Avery Dennison Corp..................    40,700       2,132,273
         Boeing Co............................   302,000      20,520,900
         Burlington Northern Santa Fe Corp....   137,400       8,216,520
         Caterpillar, Inc.....................   249,100      14,634,625
         Cendant Corp.........................   385,100       7,948,464
         Cintas Corp..........................    50,800       2,085,340
         Cooper Industries, Ltd...............    34,100       2,357,674
         CSX Corp.............................    79,900       3,713,752
         Cummins, Inc.........................    17,100       1,504,629
         Danaher Corp.........................    87,500       4,710,125
         Deere & Co...........................    88,800       5,434,560
         Donnelley (R.R.) & Sons Co...........    79,000       2,928,530
         Dover Corp...........................    74,500       3,038,855
         Eaton Corp...........................    54,300       3,450,765
         Emerson Electric Co..................   152,000      10,913,600
         Equifax, Inc.........................    47,900       1,673,626
         FedEx Corp...........................   111,500       9,714,995
         Fluor Corp...........................    31,900       2,053,722
         General Dynamics Corp................    74,000       8,846,700
         General Electric Co.................. 3,901,600     131,366,872
         Goodrich (B.F.) Co...................    44,700       1,981,998
         Honeywell International, Inc.........   314,700      11,801,250
         Illinois Tool Works, Inc.............    76,800       6,322,944
         Ingersoll-Rand Co., Ltd. Class A.....   124,100       4,744,343
         ITT Industries, Inc..................    34,100       3,873,760

226

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series (Continued)

                                                  September 30, 2005
                                               -----------------------
                                                     (Unaudited)
                                               Shares       Value+
                                               ------- ---------------
           L-3 Communications Holdings, Inc...  43,700 $     3,455,359
           Lockheed Martin Corp............... 133,900       8,173,256
           Masco Corp......................... 158,400       4,859,712
           Monster Worldwide, Inc.............  44,800       1,375,808*
           Navistar International Corp........  22,700         736,161*
           Norfolk Southern Corp.............. 148,900       6,039,384
           Northrop Grumman Corp.............. 131,400       7,141,590
           Paccar, Inc........................  63,100       4,283,859
           Pall Corp..........................  45,800       1,259,500
           Parker Hannifin Corp...............  44,100       2,836,071
           Pitney Bowes, Inc..................  84,200       3,514,508
           Raytheon Co........................ 166,100       6,315,122
           Robert Half International, Inc.....  62,300       2,217,257
           Rockwell Automation, Inc...........  66,800       3,533,720
           Rockwell Collins, Inc..............  65,000       3,140,800
           Ryder System, Inc..................  23,600         807,592
           Southwest Airlines Co.............. 255,000       3,786,750
           Textron, Inc.......................  49,200       3,528,624
           Tyco International, Ltd............ 744,900      20,745,465
           Union Pacific Corp.................  97,100       6,962,070
           United Parcel Service, Inc......... 407,500      28,170,475
           United Technologies Corp........... 377,200      19,554,048
           W.W. Grainger, Inc.................  27,900       1,755,468
           Waste Management, Inc.............. 206,900       5,919,409
                                                       ---------------
         Total Industrials
           (Cost $329,473,506)................             452,190,776
                                                       ---------------
          Consumer Discretionary -- (10.7%)
           Apollo Group, Inc. Class A.........  53,800       3,571,782*
           AutoNation, Inc....................  66,400       1,326,008*
           Autozone, Inc......................  20,500       1,706,625*
           Bed Bath and Beyond, Inc........... 108,800       4,371,584*
           Best Buy Co., Inc.................. 149,000       6,485,970
           Big Lots, Inc......................  41,900         460,481*
           Black & Decker Corp................  29,600       2,429,864
           Brunswick Corp.....................  35,800       1,350,734
           Carnival Corp...................... 158,800       7,936,824#
           Centex Corp........................  47,200       3,048,176
           Circuit City Stores, Inc...........  60,500       1,038,180
           Clear Channel Communications, Inc.. 199,700       6,568,133
           Coach, Inc......................... 139,900       4,387,264*
           Comcast Corp. Class A.............. 808,200      23,744,916*
           Cooper Tire & Rubber Co............  22,500         343,575
           Dana Corp..........................  55,300         520,373
           Darden Restaurants, Inc............  49,400       1,500,278
           Delphi Corp........................ 206,600         570,216
           Dillards, Inc. Class A.............  23,700         494,856
           Disney (Walt) Co................... 739,800      17,851,374
           Dollar General Corp................ 118,100       2,165,954
           Dow Jones & Co., Inc...............  21,700         828,723
           Eastman Kodak Co................... 105,700       2,571,681
           eBay, Inc.......................... 408,600      16,834,320*
           Family Dollar Stores, Inc..........  60,700       1,206,109
           Federated Department Stores, Inc...  97,600       6,526,512
           Ford Motor Co...................... 682,000       6,724,520
           Fortune Brands, Inc................  53,700       4,367,421
           Gannett Co., Inc...................  89,800       6,180,934
           Gap, Inc........................... 213,300       3,717,819
           General Motors Corp................ 208,100       6,369,941
           Genuine Parts Co...................  64,100       2,749,890
           Goodyear Tire & Rubber Co..........  64,800       1,010,232*
           H&R Block, Inc..................... 119,500       2,865,610
           Harley-Davidson, Inc............... 101,000       4,892,440
           Harrahs Entertainment, Inc.........  67,600       4,406,844
                                                  September 30, 2005
                                              -------------------------
                                                      (Unaudited)
                                               Shares        Value+
                                              --------- ---------------
        Hasbro, Inc..........................    65,900 $     1,294,935
        Hilton Hotels Corp...................   120,600       2,691,792
        Home Depot, Inc......................   787,700      30,042,878
        Horton (D.R.), Inc...................   100,200       3,629,244
        International Game Technology........   125,500       3,388,500
        Interpublic Group of Companies, Inc..   155,600       1,811,184*
        Johnson Controls, Inc................    70,900       4,399,345
        Jones Apparel Group, Inc.............    43,600       1,242,600
        KB Home..............................    28,500       2,086,200
        Knight-Ridder, Inc...................    25,500       1,496,340
        Kohl's Corp..........................   126,900       6,367,842*
        Leggett & Platt, Inc.................    69,400       1,401,880
        Limited Brands, Inc..................   128,500       2,625,255
        Liz Claiborne, Inc...................    39,500       1,553,140
        Lowe's Companies, Inc................   287,000      18,482,800
        Marriott International, Inc. Class A.    63,000       3,969,000
        Mattel, Inc..........................   148,600       2,478,648
        Maytag Corp..........................    29,400         536,844
        McDonald's Corp......................   460,100      15,408,749
        McGraw-Hill Companies, Inc...........   137,600       6,610,304
        Meredith Corp........................    15,400         768,306
        Newell Rubbermaid, Inc...............   101,300       2,294,445
        News Corp. Class A...................   901,600      14,055,944
        NIKE, Inc. Class B...................    70,300       5,742,104
        Nordstrom, Inc.......................    81,500       2,797,080
        Office Depot, Inc....................   116,400       3,457,080*
        OfficeMax, Inc.......................    26,000         823,420
        Omnicom Group, Inc...................    67,000       5,603,210
        Penney (J.C.) Co., Inc...............    92,200       4,372,124
        Pulte Homes, Inc.....................    79,000       3,390,680
        RadioShack Corp......................    49,400       1,225,120
        Reebok International, Ltd............    19,300       1,091,801
        Sears Holdings Corp..................    37,600       4,678,192*#
        Sherwin-Williams Co..................    41,900       1,846,533
        Snap-On, Inc.........................    21,300         769,356
        Staples, Inc.........................   270,500       5,767,060
        Starbucks Corp.......................   141,400       7,084,140*
        Starwood Hotels & Resorts Worldwide,
         Inc.................................    80,100       4,579,317
        Target Corp..........................   325,600      16,908,408
        The New York Times Co. Class A.......    53,500       1,591,625
        The Stanley Works....................    26,700       1,246,356
        The TJX Companies, Inc...............   171,500       3,512,320
        Tiffany & Co.........................    52,400       2,083,948
        Time Warner, Inc..................... 1,727,700      31,288,647
        Tribune Co...........................    97,600       3,307,664
        Univision Communications, Inc.
         Class A.............................    84,700       2,247,091*
        V.F. Corp............................    32,900       1,907,213
        Viacom, Inc. Class B.................   583,500      19,261,335
        Visteon Corp.........................    47,400         463,572
        Wendy's International, Inc...........    42,500       1,918,875
        Whirlpool Corp.......................    24,600       1,863,942
        Yum! Brands, Inc.....................   105,000       5,083,050
                                                        ---------------
      Total Consumer Discretionary
        (Cost $366,604,175)..................               437,673,601
                                                        ---------------
       Energy -- (10.2%)
        Amerada Hess Corp....................    29,400       4,042,500
        Anadarko Petroleum Corp..............    87,000       8,330,250
        Apache Corp..........................   121,000       9,101,620
        Baker Hughes, Inc....................   125,400       7,483,872
        BJ Services Co.......................   118,600       4,268,414
        Burlington Resources, Inc............   140,200      11,401,064
        ChevronTexaco Corp...................   828,800      53,648,224

                                                                            227

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series (Continued)

                                                September 30, 2005
                                            -------------------------
                                                   (Unaudited)
                                             Shares        Value+
                                            --------- ---------------
           ConocoPhillips..................   512,300 $    35,814,893
           Devon Energy Corp...............   166,800      11,449,152
           El Paso Corp....................   242,700       3,373,530
           EOG Resources, Inc..............    88,400       6,621,160
           Exxon Mobil Corp................ 2,320,600     147,450,924
           Halliburton Co..................   187,100      12,820,092
           Kerr-McGee Corp.................    42,500       4,127,175
           Kinder Morgan, Inc..............    35,200       3,384,832
           Marathon Oil Corp...............   134,700       9,284,871
           Murphy Oil Corp.................    60,400       3,012,148
           Nabors Industries, Ltd..........    58,000       4,166,140*
           National-Oilwell, Inc...........    63,800       4,198,040*
           Noble Corp......................    50,300       3,443,538
           Occidental Petroleum Corp.......   147,100      12,566,753
           Rowan Companies, Inc............    40,100       1,423,149
           Schlumberger, Ltd...............   216,500      18,268,270
           Sunoco, Inc.....................    50,300       3,933,460
           The Williams Companies, Inc.....   210,600       5,275,530
           Transocean, Inc.................   121,000       7,418,510*
           Valero Energy Corp..............   112,500      12,719,250
           Weatherford International, Ltd..    50,900       3,494,794*
           XTO Energy, Inc.................   133,000       6,027,560
                                                      ---------------
         Total Energy
           (Cost $216,659,025).............               418,549,715
                                                      ---------------
          Consumer Staples -- (9.6%)
           Alberto-Culver Co. Class B......    27,800       1,244,050
           Albertson's, Inc................   135,600       3,478,140
           Altria Group, Inc...............   763,800      56,299,698
           Anheuser-Busch Companies, Inc...   285,900      12,305,136
           Archer-Daniels-Midland Co.......   239,400       5,903,604
           Avon Products, Inc..............   173,300       4,679,100
           Brown-Forman Corp. Class B......    30,500       1,815,970
           Campbell Soup Co................    68,100       2,025,975
           Clorox Co.......................    55,800       3,099,132
           Coca-Cola Co....................   764,200      33,005,798
           Coca-Cola Enterprises, Inc......   110,900       2,162,550
           Colgate-Palmolive Co............   191,200      10,093,448
           ConAgra, Inc....................   190,600       4,717,350
           Constellation Brands, Inc.......    72,100       1,874,600*
           Costco Wholesale Corp...........   176,400       7,601,076
           CVS Corp........................   299,200       8,679,792
           General Mills, Inc..............   134,700       6,492,540
           Gillette Co.....................   330,900      19,258,380
           Heinz (H.J.) Co.................   125,500       4,585,770
           Hershey Foods Corp..............    67,600       3,806,556
           Kellogg Co......................    94,300       4,350,059
           Kimberly-Clark Corp.............   175,300      10,435,609
           McCormick & Co., Inc............    49,300       1,608,659
           Molson Coors Brewing Co.........    21,100       1,350,611
           Pepsi Bottling Group, Inc.......    51,100       1,458,905
           PepsiCo, Inc....................   614,600      34,853,966
           Procter & Gamble Co.............   905,900      53,864,814
           Reynolds American, Inc..........    31,500       2,615,130
           Safeway, Inc....................   165,100       4,226,560
           Sara Lee Corp...................   288,800       5,472,760
           Supervalu, Inc..................    50,000       1,556,000
           Sysco Corp......................   233,000       7,309,210
           The Kroger Co...................   266,500       5,487,235*
           Tyson Foods, Inc. Class A.......    92,500       1,669,625
           UST, Inc........................    60,500       2,532,530
           Walgreen Co.....................   376,300      16,350,235
           Wal-Mart Stores, Inc............   919,200      40,279,344
           Wrigley (Wm.) Jr. Co............    66,200       4,758,456
                                                      ---------------
         Total Consumer Staples
           (Cost $260,049,662).............               393,308,373
                                                      ---------------
                                                   September 30, 2005
                                               -------------------------
                                                       (Unaudited)
                                                Shares        Value+
                                               --------- ---------------
       Utilities -- (3.6%)
        AES Corp..............................   240,400 $     3,949,772*
        Allegheny Energy, Inc.................    59,900       1,840,128*
        Ameren Corp...........................    75,000       4,011,750
        American Electric Power Co., Inc......   144,700       5,744,590
        Calpine Corp..........................   209,000         541,310*#
        CenterPoint Energy, Inc...............   113,900       1,693,693
        Cinergy Corp..........................    73,200       3,250,812
        CMS Energy Corp.......................    80,700       1,327,515*
        Consolidated Edison, Inc..............    89,900       4,364,645
        Constellation Energy Group............    65,500       4,034,800
        Dominion Resources, Inc...............   125,400      10,801,956
        DTE Energy Co.........................    65,500       3,003,830
        Duke Energy Corp......................   341,000       9,946,970
        Dynegy, Inc...........................   105,400         496,434*
        Edison International..................   119,900       5,668,872
        Entergy Corp..........................    76,400       5,678,048
        Exelon Corp...........................   246,800      13,188,992
        FirstEnergy Corp......................   121,400       6,327,368
        FPL Group, Inc........................   145,000       6,902,000
        KeySpan Corp..........................    64,100       2,357,598
        Nicor, Inc............................    16,200         680,886
        NiSource, Inc.........................   100,300       2,432,275
        Peoples Energy Corp...................    14,000         551,320
        PG&E Corp.............................   137,300       5,389,025
        Pinnacle West Capital Corp............    36,300       1,600,104
        PPL Corp..............................   139,700       4,516,501
        Progress Energy, Inc..................    92,500       4,139,375
        Public Service Enterprise Group, Inc..    88,000       5,663,680
        Sempra Energy.........................    94,300       4,437,758
        Southern Co...........................   274,900       9,830,424
        TECO Energy, Inc......................    76,500       1,378,530
        TXU Corp..............................    88,400       9,978,592
        Xcel Energy, Inc......................   148,200       2,906,202
                                                         ---------------
      Total Utilities
        (Cost $103,072,914)...................               148,635,755
                                                         ---------------
       Telecommunication Services -- (3.1%)
        Alltel Corp...........................   140,500       9,147,955
        AT&T Corp.............................   295,200       5,844,960
        BellSouth Corp........................   674,400      17,736,720
        CenturyTel, Inc.......................    47,800       1,672,044
        Citizens Communications Co............   126,300       1,711,365
        Qwest Communications International,
         Inc..................................   561,300       2,301,330*
        SBC Communications, Inc............... 1,216,000      29,147,520
        Sprint Corp........................... 1,079,500      25,670,510
        Verizon Communications, Inc........... 1,017,700      33,268,613
                                                         ---------------
      Total Telecommunication Services
        (Cost $143,890,139)...................               126,501,017
                                                         ---------------
       Materials -- (2.9%)
        Air Products & Chemicals, Inc.........    81,600       4,499,424
        Alcoa, Inc............................   321,100       7,841,262
        Allegheny Technologies, Inc...........    31,000         960,380
        Ashland, Inc..........................    27,300       1,508,052
        Ball Corp.............................    40,200       1,476,948
        Bemis Co., Inc........................    39,300         970,710
        Dow Chemical Co.......................   355,000      14,792,850
        DuPont (E.I.) de Nemours & Co., Inc...   366,100      14,340,137
        Eastman Chemical Co...................    30,000       1,409,100
        Ecolab, Inc...........................    67,800       2,164,854
        Engelhard Corp........................    44,200       1,233,622
        Freeport-McMoRan Copper & Gold, Inc.
         Class B..............................    65,300       3,172,927

228

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series (Continued)

                                                     September 30, 2005
                                                  -----------------------
                                                        (Unaudited)
                                                  Shares       Value+
                                                  ------- ---------------
        Georgia-Pacific Corp.....................  95,800 $     3,262,948
        Hercules, Inc............................  41,500         507,130*
        International Flavors & Fragrances, Inc..  30,100       1,072,764
        International Paper Co................... 180,500       5,378,900
        Louisiana-Pacific Corp...................  40,800       1,129,752
        MeadWestavco Corp........................  67,700       1,869,874
        Monsanto Co..............................  98,900       6,205,975
        Newmont Mining Corp...................... 164,200       7,745,314
        Nucor Corp...............................  57,500       3,391,925
        Pactiv Corp..............................  55,100         965,352*
        Phelps Dodge Corp........................  35,700       4,638,501
        PPG Industries, Inc......................  62,500       3,699,375
        Praxair, Inc............................. 119,000       5,703,670
        Rohm & Haas Co...........................  53,500       2,200,455
        Sealed Air Corp..........................  30,500       1,447,530*
        Sigma-Aldrich Corp.......................  24,800       1,588,688
        Temple-Inland, Inc.......................  41,600       1,699,360
        United States Steel Corp.................  42,000       1,778,700
        Vulcan Materials Co......................  37,600       2,790,296
        Weyerhaeuser Co..........................  90,200       6,201,250
                                                          ---------------
      Total Materials
        (Cost $89,910,252).......................             117,648,025
                                                          ---------------
       Real Estate Investment Trusts -- (0.7%)
        Apartment Investment & Management Co.
         Class A.................................  35,200       1,365,056
        Archstone-Smith Trust....................  77,900       3,105,873
        Equity Office Properties Trust........... 151,100       4,942,481
        Equity Residential....................... 105,700       4,000,745
        Plum Creek Timber Co., Inc...............  67,700       2,566,507
        ProLogis.................................  90,800       4,023,348
        Public Storage, Inc......................  30,400       2,036,800
                                                   September 30, 2005
                                               ---------------------------
                                                       (Unaudited)
                                                 Shares        Value+
                                               ----------- ---------------
        Simon Property Group, Inc.............    67,400   $     4,995,688
        Vornado Realty Trust..................    43,400         3,759,308
                                                           ---------------
      Total Real Estate Investment Trusts
        (Cost $25,713,256)....................                  30,795,806
                                                           ---------------
      TOTAL COMMON STOCKS
        (Cost $3,067,139,694).................             $ 4,078,915,375
                                                           ---------------
                                               Face Amount
                                                  (000)
                                               -----------
      TEMPORARY CASH INVESTMENTS --
       (0.6%)
        Repurchase Agreement, Merrill Lynch
        Triparty Repo 3.33%, 10/03/05
        (Collateralized by $11,540,000 U.S.
        Treasury Note 3.625%, 05/15/13,
        valued at $11,259,160) to be
        repurchased at $11,039,969
        (Cost $11,036,906)(triangle up).......   $11,037        11,036,906
        Repurchase Agreement, PNC Capital
        Markets, Inc. 3.61%, 10/03/05
        (Collateralized by $13,247,000 FHLMC
        Note 4.00%, 09/22/09, valued at
        $12,982,060) to be repurchased at
        $12,793,848 (Cost $12,790,000)........    12,790        12,790,000
                                                           ---------------
      TOTAL TEMPORARY CASH
       INVESTMENTS
        (Cost $23,826,906)....................                  23,826,906
                                                           ---------------
      TOTAL INVESTMENTS -- (100.0%)
        (Cost $3,090,966,600)++...............             $ 4,102,742,281
                                                           ===============
-------------
+ See Note B to Financial Statements.
* Non-Income Producing Securities.
# Total or Partial Securities on Loan.
(triangle up)Security purchased with cash proceeds from securities on loan.
++The cost for federal income tax purposes is $3,267,355,903.

                                                                            229

 STATEMENT OF ASSETS AND LIABILITIES            THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series
                                                         (Amounts in thousands)

                                                                September 30, 2005
                                                                ------------------
                                                                   (Unaudited)
Assets:
 Investments at Value (including $10,733 of securities on loan)     $4,102,742
 Cash..........................................................            496
 Receivables:
   Dividends and Interest......................................          4,557
   Securities Lending Income...................................             37
   Futures Margin Variation....................................             19
 Prepaid Expenses and Other Assets.............................             10
                                                                    ----------
     Total Assets..............................................      4,107,861
                                                                    ----------

Liabilities:
 Payables:
   Upon Return of Securities Loaned............................         11,037
   Due to Advisor..............................................             86
 Accrued Expenses and Other Liabilities........................            271
                                                                    ----------
     Total Liabilities.........................................         11,394
                                                                    ----------
Net Assets.....................................................     $4,096,467
                                                                    ==========

 Investments at Cost...........................................     $3,079,930
                                                                    ==========

230

 PERFORMANCE CHART                              THE DFA INVESTMENT TRUST COMPANY

                         THE DFA INVESTMENT TRUST COMPANY
                                PERFORMANCE CHART

The U.S. Large Company Series vs.
S&P 500 Index
November 30, 1994-November 30, 2004

[CHART]

Average Annual              One         Five         From
Total Return                Year        Years      9/23/1999
------------------------------------------------------------
                           12.77%       -1.89%       11.77%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

S&P 500 Index is courtesy of (C) Stocks, Bonds, Bills and Inflation Yearbook
(TM), Ibbotson Associates, Chicago (annually updated works by Roger C. Ibbotson and Rex A. Sinquefield).

                                                                            231

 DISCLOSURE OF FUND EXPENSES                    THE DFA INVESTMENT TRUST COMPANY

   The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

   The Expense Table below illustrates your fund's costs in two ways.

  .   Actual fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending
      Account Value" shown is derived from the fund's actual return, and
      "Expenses Paid During Period" shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

      To do so, simply divide your account value by $1,000 (for example, a
      $7,500 account value divided by $1,000=7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During
      Period."

  .   Hypothetical 5% annual return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, but the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and
      Exchange Commission ("SEC") requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds.

   Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs
(if any). The "Annualized Expense Ratio" represents the actual expenses for the six month period indicated.

For the Period June 1, 2004 to November 30, 2004

Expense Table

                                   Beginning  Ending              Expenses
                                    Account  Account   Annualized   Paid
                                     Value    Value     Expense    During
     The U.S. Large Company Series  6/01/04  11/30/04    Ratio    Period*
     ----------------------------- --------- --------- ---------- --------
     Actual Fund Return........... $1,000.00 $1,056.20    0.05%    $0.26
     Hypothetical 5% Annual Return $1,000.00 $1,024.75    0.05%    $0.25
-------------
* Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

232

 DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)   THE DFA INVESTMENT TRUST COMPANY

   The SEC has adopted the requirement that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form
N-Q for fiscal quarters starting after July 9, 2004. For The DFA Investment
Trust Company, this would be for the fiscal quarters ending August 31 and
February 28 (February 29 during leap year). The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its first Form N-Q with the SEC on October 27, 2004. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th floor, Santa
Monica, California 90401, or by visiting the SEC's website at
http://www.sec.gov, or they may be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS AS OF NOVEMBER 30, 2004

   The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

                      The U.S. Large Company Series
                      -----------------------------
                       Financials..................  20.0%
                       Information Technology......  16.3
                       Health Care.................  12.4
                       Industrials.................  11.9
                       Consumer Discretionary......  11.4
                       Consumer Staples............  10.5
                       Energy......................   7.5
                       Telecommunication Services..   3.3
                       Materials...................   3.2
                       Utilities...................   3.0
                       REITS.......................   0.5
                                                    -----
                                                    100.0%
                                                    =====

                                                                            233

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series

                                                   November 30, 2004
                                              -------------------------
                                               Shares        Value+
                                              --------- ---------------
        COMMON STOCKS -- (88.1%)
         3M Co...............................   244,500 $    19,459,755
         Abbott Laboratories.................   487,600      20,459,696
         Ace, Ltd............................    88,700       3,585,254
         ADC Telecommunications, Inc.........   252,600         593,610*
         Adobe Systems, Inc..................    74,900       4,535,944#
         Advanced Micro Devices, Inc.........   110,900       2,359,952*
         AES Corp............................   201,900       2,471,256*
         Aetna, Inc..........................    48,000       5,688,480
         Affiliated Computer Services, Inc.
          Class A............................    40,000       2,367,200*
         AFLAC, Inc..........................   158,400       5,959,008
         Agilent Technologies, Inc...........   151,700       3,472,413*
         Air Products & Chemicals, Inc.......    71,000       4,064,750
         Alberto-Culver Co. Class B..........    28,300       1,310,290
         Albertson's, Inc....................   114,900       2,906,970#
         Alcoa, Inc..........................   271,700       9,232,366#
         Allegheny Energy, Inc...............    42,800         819,192*
         Allegheny Technologies, Inc.........    29,800         655,600
         Allergan, Inc.......................    41,100       3,020,850
         Allied Waste Industries, Inc........    99,400         903,546*#
         Allstate Corp.......................   216,400      10,928,200
         Alltel Corp.........................    96,300       5,459,247
         Altera Corp.........................   116,100       2,633,148*
         Altria Group, Inc...................   640,800      36,839,592
         AMBAC Financial Group, Inc..........    33,900       2,757,087
         Amerada Hess Corp...................    28,500       2,532,225
         Ameren Corp.........................    60,700       2,939,094#
         American Electric Power Co., Inc....   123,600       4,223,412
         American Express Co.................   396,000      22,061,160
         American International Group, Inc...   813,800      51,554,230
         American Power Conversion Corp......    62,600       1,323,364
         American Standard Companies, Inc....    66,800       2,601,192*
         AmerisourceBergen Corp..............    35,100       2,068,794#
         Amgen, Inc..........................   395,400      23,739,816*#
         AmSouth Bancorporation..............   110,500       2,865,265
         Anadarko Petroleum Corp.............    78,200       5,442,720
         Analog Devices, Inc.................   118,200       4,367,490#
         Andrew Corp.........................    50,200         712,840*
         Anheuser-Busch Companies, Inc.......   250,200      12,532,518
         Anthem, Inc.........................    43,600       4,417,988*#
         AON Corp............................    98,600       2,082,432#
         Apache Corp.........................   101,800       5,503,308
         Apartment Investment & Management
          Co. Class A........................    29,600       1,076,552#
         Apollo Group, Inc. Class A..........    60,200       4,797,940*#
         Apple Computer, Inc.................   121,200       8,126,460*
         Applera Corp. -- Applied Biosystems
          Group..............................    63,000       1,291,500
         Applied Materials, Inc..............   530,400       8,825,856*
         Applied Micro Circuits Corp.........    97,800         359,904*
         Archer-Daniels-Midland Co...........   203,300       4,309,960
         Ashland, Inc........................    22,200       1,313,130
         #AT&T Corp..........................   248,200       4,542,060
         Autodesk, Inc.......................    35,500       2,322,055
         Automatic Data Processing, Inc......   182,500       8,309,225
         AutoNation, Inc.....................    83,300       1,542,716*
         Autozone, Inc.......................    26,000       2,225,600*#
         Avaya, Inc..........................   141,400       2,321,788*#
         Avery Dennison Corp.................    34,500       2,023,770
         Avon Products, Inc..................   147,700       5,544,658#
         Baker Hughes, Inc...................   104,200       4,619,186#
         Ball Corp...........................    35,100       1,570,023
         Bank of America Corp................ 1,270,500      58,786,035
                                                     November 30, 2004
                                                -------------------------
                                                 Shares        Value+
                                                --------- ---------------
       Bank of New York Co., Inc...............   243,000 $     7,997,130
       Bard (C.R.), Inc........................    32,700       1,959,057#
       Bausch & Lomb, Inc......................    16,600         977,408#
       Baxter International, Inc...............   192,000       6,076,800
       BB&T Corp...............................   173,200       7,352,340
       Bear Stearns Companies, Inc.............    32,200       3,142,076
       Becton Dickinson & Co...................    78,300       4,289,274
       Bed Bath and Beyond, Inc................    93,900       3,749,239*#
       BellSouth Corp..........................   571,800      15,335,676
       Bemis Co., Inc..........................    33,400         929,856
       Best Buy Co., Inc.......................   101,500       5,722,570
       Big Lots, Inc...........................    36,000         417,600*#
       Biogen Idec, Inc........................   105,700       6,202,476*
       Biomet, Inc.............................    79,300       3,796,091#
       BJ Services, Co.........................    50,400       2,553,768#
       Black & Decker Corp.....................    25,000       2,102,250
       BMC Software, Inc.......................    69,700       1,295,026*
       Boeing Co...............................   262,200      14,046,054
       Boston Scientific Corp..................   263,000       9,155,030*#
       Bristol-Myers Squibb Co.................   607,600      14,278,600
       Broadcom Corp...........................   100,600       3,271,512*#
       Brown-Forman Corp. Class B..............    37,900       1,819,958
       Brunswick Corp..........................    29,900       1,459,718
       Burlington Northern Santa Fe Corp.......   116,300       5,238,152
       Burlington Resources, Inc...............   123,300       5,722,353#
       Calpine Corp............................   166,300         645,244*#
       Campbell Soup Co........................   128,200       3,657,546
       Capital One Financial Corp..............    75,400       5,924,932
       Cardinal Health, Inc....................   134,400       7,026,432
       Caremark Rx, Inc........................   145,500       5,203,080*
       Carnival Corp...........................   197,700      10,480,077
       Caterpillar, Inc........................   107,000       9,795,850#
       Cendant Corp............................   329,700       7,474,299
       CenterPoint Energy, Inc.................    96,100       1,072,476
       Centex Corp.............................    38,600       2,025,342#
       CenturyTel, Inc.........................    42,200       1,389,224
       ChevronTexaco Corp......................   665,300      36,325,380
       Chiron Corp.............................    58,600       1,908,602*
       Chubb Corp..............................    59,700       4,549,737
       CIENA Corp..............................   177,800         453,390*
       CIGNA Corp..............................    43,000       3,010,860
       Cincinnati Financial Corp...............    52,600       2,356,480
       Cinergy Corp............................    56,400       2,334,396
       Cintas Corp.............................    53,500       2,392,520
       Circuit City Stores, Inc................    62,100         968,139
       Cisco Systems, Inc...................... 2,111,900      39,513,649*
       CIT Group, Inc..........................    65,800       2,812,950
       Citigroup, Inc.......................... 1,618,000      72,405,500
       Citizens Communications Co..............   103,600       1,481,480#
       Citrix Systems, Inc.....................    52,800       1,246,608*
       Clear Channel Communications, Inc.......   184,300       6,207,224
       Clorox Co...............................    66,500       3,665,480
       CMS Energy Corp.........................    59,300         604,860*
       Coach, Inc..............................    58,800       2,930,592*
       Coca-Cola Co............................   757,800      29,789,118
       Coca-Cola Enterprises, Inc..............   146,500       3,047,200
       Colgate-Palmolive Co....................   165,900       7,629,741
       Comcast Corp. Class A...................   698,000      20,967,920*
       Comerica, Inc...........................    53,500       3,290,250
       Computer Associates International, Inc..   182,800       5,580,884#
       Computer Sciences Corp..................    58,900       3,186,490*#
       Compuware Corp..........................   120,600         695,862*
       Comverse Technology, Inc................    61,100       1,299,597*
       ConAgra, Inc............................   165,000       4,463,250

234

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series (Continued)

                                                    November 30, 2004
                                               -------------------------
                                                Shares        Value+
                                               --------- ---------------
        ConocoPhillips .......................   215,100 $    19,571,949
        Consolidated Edison, Inc..............    75,400       3,306,290
        Constellation Energy Group............    54,800       2,394,760
        Convergys Corp........................    44,500         661,715*
        Cooper Industries, Ltd................    29,600       1,962,776
        Cooper Tire & Rubber Co...............    23,400         477,828#
        Coors (Adolph) Co. Class B............    11,700         876,330
        Corning, Inc..........................   435,300       5,476,074*
        Costco Wholesale Corp.................   144,000       6,998,400
        Countrywide Financial Corp............   175,900       5,841,639
        Crane Co..............................    18,400         556,784
        CSX Corp..............................    67,100       2,558,523
        Cummins, Inc..........................    13,800       1,098,756
        CVS Corp..............................   124,700       5,657,639
        Dana Corp.............................    46,600         761,910
        Danaher Corp..........................    96,300       5,477,544
        Darden Restaurants, Inc...............    49,300       1,343,918
        Deere & Co............................    77,500       5,559,075
        Dell, Inc.............................   779,800      31,597,496*#
        Delphi Corp...........................   175,300       1,577,700#
        Delta Air Lines, Inc..................    39,200         273,224*#
        Deluxe Corp...........................    15,600         616,824
        Devon Energy Corp.....................   151,000       6,254,420
        Dillards, Inc. Class A................    26,100         657,198
        Disney (Walt) Co......................   641,700      17,248,896#
        Dollar General Corp...................   102,600       2,026,350
        Dominion Resources, Inc...............   103,100       6,749,957
        Donnelley (R.R.) & Sons Co............    68,400       2,373,480
        Dover Corp............................    63,500       2,568,575
        Dow Chemical Co.......................   293,400      14,807,898#
        Dow Jones & Co., Inc..................    25,600       1,094,400
        DTE Energy Co.........................    54,300       2,382,684
        Duke Energy Corp......................   292,900       7,404,512#
        DuPont (E.I.) de Nemours & Co., Inc...   311,700      14,126,244#
        Dynegy, Inc...........................   118,500         669,525*#
        E*TRADE Financial Corp................   116,600       1,616,076*
        Eastman Chemical Co...................    24,300       1,321,434#
        Eastman Kodak Co......................    89,500       2,927,545
        Eaton Corp............................    47,300       3,188,020
        eBay, Inc.............................   206,500      23,220,925*#
        Ecolab, Inc...........................    80,400       2,812,392
        Edison International..................   101,800       3,247,420#
        El Paso Corp..........................   200,200       2,090,088#
        Electronic Arts, Inc..................    94,800       4,635,720*#
        Electronic Data Systems Corp..........   160,000       3,592,000
        EMC Corp..............................   751,100      10,079,762*
        Emerson Electric Co...................   131,200       8,766,784
        Engelhard Corp........................    38,800       1,159,732
        Entergy Corp..........................    70,900       4,595,738
        EOG Resources, Inc....................    36,800       2,762,576#
        Equifax, Inc..........................    42,500       1,173,850#
        Equity Office Properties Trust........   125,800       3,453,210
        Equity Residential....................    87,700       2,956,367
        Exelon Corp...........................   206,200       8,600,602
        Express Scripts, Inc..................    24,200       1,741,432*#
        Exxon Mobil Corp...................... 2,031,900     104,134,875
        Family Dollar Stores, Inc.............    52,600       1,541,180
        Federal Home Loan Mortgage
         Corporation..........................   214,600      14,648,596
        Federal National Mortgage Association.   302,300      20,768,010
        Federated Department Stores, Inc......    56,200       3,079,760
        Federated Investors, Inc..............    33,900         997,338
        FedEx Corp............................    93,800       8,913,814
        Fifth Third Bancorp ..................   178,000       8,964,080
                                                     November 30, 2004
                                                -------------------------
                                                 Shares        Value+
                                                --------- ---------------
      First Data Corp..........................   267,800 $    11,003,902
      First Horizon National Corp..............    38,600       1,686,820
      FirstEnergy Corp.........................   103,000       4,349,690
      Fiserv, Inc..............................    61,000       2,349,110*
      Fisher Scientific International, Inc.....    35,900       2,029,786*
      Fluor Corp...............................    26,100       1,354,590
      Ford Motor Co............................   571,500       8,103,870#
      Forest Laboratories, Inc.................   115,700       4,508,829*
      Fortune Brands, Inc......................    45,000       3,531,600
      FPL Group, Inc...........................    57,900       4,072,107#
      Franklin Resources, Inc..................    77,900       5,112,577
      Freeport-McMoRan Copper & Gold, Inc.
       Class B.................................    55,300       2,163,889
      Gannett Co., Inc.........................    83,100       6,854,919
      Gap, Inc.................................   282,300       6,168,255
      Gateway, Inc.............................   116,400         792,684*
      General Dynamics Corp....................    62,400       6,761,664
      General Electric Co...................... 3,297,700     116,606,672
      General Mills, Inc.......................   118,700       5,399,663
      General Motors Corp......................   176,400       6,807,276#
      Genuine Parts Co.........................    54,700       2,374,527#
      Genzyme Corp.............................    71,200       3,987,912*#
      Georgia-Pacific Corp.....................    80,600       2,950,766
      Gilead Sciences, Inc.....................   134,500       4,634,870*
      Gillette Co..............................   312,900      13,608,021
      Golden West Financial Corp...............    47,700       5,687,748#
      Goodrich (B.F.) Co.......................    37,100       1,177,925
      Goodyear Tire & Rubber Co................    54,800         691,576*#
      Grainger (W.W.), Inc.....................    28,400       1,756,824
      Great Lakes Chemical Corp................    15,900         465,870#
      Guidant Corp.............................    98,300       6,372,789
      H&R Block, Inc...........................    51,500       2,456,550
      Halliburton Co...........................   137,900       5,702,165
      Harley-Davidson, Inc.....................    92,200       5,331,004
      Harrahs Entertainment, Inc...............    35,000       2,149,000#
      Hartford Financial Services Group, Inc...    91,600       5,862,400
      Hasbro, Inc..............................    55,200       1,050,456
      HCA, Inc.................................   150,800       5,944,536
      Health Management Associates, Inc........    76,000       1,678,840
      Heinz (H.J.) Co..........................   109,100       4,054,156
      Hercules, Inc............................    34,900         520,010*#
      Hershey Foods Corp.......................    76,900       3,983,420#
      Hewlett-Packard Co.......................   943,200      18,864,000
      Hilton Hotels Corp.......................   120,200       2,483,332
      Home Depot, Inc..........................   685,700      28,627,975
      Honeywell International, Inc.............   268,500       9,486,105
      Hospira, Inc.............................    48,700       1,569,601*
      Humana, Inc..............................    49,800       1,236,036*
      Huntington Bancshares, Inc...............    71,700       1,739,442#
      Illinois Tool Works, Inc.................    94,400       8,895,312
      IMS Health, Inc..........................    73,000       1,647,610
      Ingersoll-Rand Co., Ltd. Class A.........    54,100       4,026,122
      Intel Corp............................... 2,003,600      44,780,460#
      International Business Machines Corp.....   523,200      49,306,368
      International Flavors & Fragrances, Inc..    29,400       1,190,700
      International Game Technology............   107,600       3,803,660
      International Paper Co...................   151,900       6,306,888
      Interpublic Group of Companies, Inc......   131,800       1,635,638*#
      Intuit, Inc..............................    59,800       2,502,032*
      ITT Industries, Inc......................    28,800       2,451,456
      Jabil Circuit, Inc.......................    62,800       1,573,768*
      Janus Capital Group, Inc.................    74,800       1,237,940
      JDS Uniphase Corp........................   449,800       1,425,866*
      Jefferson-Pilot Corp.....................    42,600       2,095,494

                                                                            235

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series (Continued)

                                                   November 30, 2004
                                              -------------------------
                                               Shares        Value+
                                              --------- ---------------
        Johnson & Johnson....................   927,000 $    55,916,640
        Johnson Controls, Inc................    59,400       3,647,160
        Jones Apparel Group, Inc.............    39,000       1,385,670
        JPMorgan Chase & Co.................. 1,112,500      41,885,625
        KB Home..............................    14,500       1,274,405#
        Kellogg Co...........................   129,100       5,641,670
        Kerr-McGee Corp......................    47,200       2,937,256#
        KeyCorp..............................   127,100       4,231,159#
        KeySpan Corp.........................    50,000       1,976,000
        Kimberly-Clark Corp..................   154,500       9,827,745
        Kinder Morgan, Inc...................    38,600       2,674,980#
        King Pharmaceuticals, Inc............    75,400         938,730*#
        KLA-Tencor Corp......................    61,300       2,762,178*#
        Knight-Ridder, Inc...................    24,200       1,647,778
        Kohl's Corp..........................   106,700       4,925,272*
        Laboratory Corp. of America Holdings.    43,600       2,090,620*
        Leggett & Platt, Inc.................    59,900       1,788,015
        Lehman Brothers Holdings, Inc........    84,700       7,096,166
        Lexmark International, Inc...........    40,500       3,438,450*#
        Lilly (Eli) & Co.....................   353,100      18,830,823
        Limited Brands, Inc..................   147,600       3,607,344#
        Lincoln National Corp................    55,000       2,531,100
        Linear Technology Corp...............    96,000       3,663,360
        Liz Claiborne, Inc...................    33,600       1,379,952
        Lockheed Martin Corp.................   139,000       8,456,760#
        Loews Corp...........................    57,900       4,047,789
        Louisiana-Pacific Corp...............    34,100         834,427
        Lowe's Companies, Inc................   243,500      13,472,855
        LSI Logic Corp.......................   120,200         635,858*
        Lucent Technologies, Inc............. 1,346,000       5,289,780*#
        M&T Bank Corp........................    36,600       3,858,006
        Manor Care, Inc......................    27,300         940,485
        Marathon Oil Corp....................   108,100       4,263,464
        Marriott International, Inc. Class A.    71,500       4,064,775
        Marsh & McLennan Companies, Inc......   162,600       4,648,734
        Marshall & Ilsley Corp...............    69,600       2,901,624
        Masco Corp...........................   135,300       4,772,031#
        Mattel, Inc..........................   129,300       2,450,235#
        Maxim Integrated Products, Inc.......   101,400       4,153,344#
        May Department Stores Co.............    91,000       2,558,920#
        #Maytag Corp.........................    24,700         496,470
        MBIA, Inc............................    44,700       2,680,212
        MBNA Corp............................   399,100      10,600,096
        McCormick & Co., Inc.................    42,800       1,560,060
        McDonald's Corp......................   392,400      12,062,376
        McGraw-Hill Companies, Inc...........    59,300       5,202,389
        McKesson Corp........................    91,700       2,709,735
        MeadWestavco Corp....................    63,000       2,119,950
        Medco Health Solutions, Inc..........    85,000       3,206,200*
        Medimmune, Inc.......................    77,800       2,069,480*
        Medtronic, Inc.......................   377,700      18,148,485
        Mellon Financial Corp................   132,400       3,868,728
        Merck & Co., Inc.....................   693,000      19,417,860
        Mercury Interactive Corp.............    29,100       1,327,251*
        Meredith Corp........................    15,700         827,704
        Merrill Lynch & Co., Inc.............   293,400      16,345,314
        MetLife, Inc.........................   234,300       9,137,700
        MGIC Investment Corp.................    30,800       2,094,400
        Micron Technology, Inc...............   191,000       2,116,280*#
        Microsoft Corp....................... 3,395,900      91,044,079
        Millipore Corp.......................    15,500         755,160*
        Molex, Inc...........................    59,200       1,632,144
        Monsanto Co..........................    83,400       3,838,068
        Monster Worldwide, Inc...............    37,000       1,043,030*
                                                    November 30, 2004
                                               -------------------------
                                                Shares        Value+
                                               --------- ---------------
        Moody's Corp..........................    46,200 $     3,730,650
        Morgan Stanley........................   343,100      17,412,325
        Motorola, Inc.........................   737,900      14,211,954
        Mylan Laboratories, Inc...............    83,900       1,523,624#
        Nabors Industries, Ltd................    46,500       2,418,000*
        National City Corp....................   207,000       7,675,560
        National Semiconductor Corp...........   111,800       1,728,428*
        Navistar International Corp...........    21,800         897,070*
        NCR Corp..............................    29,400       1,756,062*
        Network Appliance, Inc................   111,700       3,368,872*
        Newell Rubbermaid, Inc................    85,900       1,982,572
        Newmont Mining Corp...................   138,500       6,557,975
        Nextel Communications, Inc............   347,800       9,898,388*
        Nicor, Inc............................    13,800         509,220#
        NIKE, Inc. Class B....................    82,300       6,967,518
        NiSource, Inc.........................    82,300       1,793,317
        Noble Corp............................    41,800       2,025,210*
        Nordstrom, Inc........................    43,900       1,920,625
        Norfolk Southern Corp.................   123,000       4,222,590
        North Fork Bancorporation, Inc........   145,950       4,203,360
        Northern Trust Corp...................    68,700       3,231,648
        Northrop Grumman Corp.................   112,000       6,308,960
        Novell, Inc...........................   120,800         736,880*#
        Novellus Systems, Inc.................    44,600       1,201,524*
        Nucor Corp............................    49,600       2,623,840#
        Nvidia Corp...........................    52,000         994,760*
        Occidental Petroleum Corp.............   122,300       7,363,683
        Office Depot, Inc.....................    97,800       1,603,920*
        OfficeMax, Inc........................    27,500         832,425
        Omnicom Group, Inc....................    58,500       4,738,500
        Oracle Corp........................... 1,615,000      20,445,900*
        Paccar, Inc...........................    54,200       4,233,020#
        Pactiv Corp...........................    46,900       1,165,465*
        Pall Corp.............................    39,100       1,059,219
        Parametric Technology Corp............    84,100         491,985*
        Parker Hannifin Corp..................    37,300       2,790,040
        Paychex, Inc..........................   118,100       3,916,196
        Penney (J.C.) Co., Inc................    90,000       3,474,000
        Peoples Energy Corp...................    11,800         526,516
        Peoplesoft, Inc.......................   114,600       2,705,706*#
        Pepsi Bottling Group, Inc.............    79,400       2,224,788
        PepsiCo, Inc..........................   529,100      26,407,381
        PerkinElmer, Inc......................    40,000         853,200
        Pfizer, Inc........................... 2,358,400      65,492,768
        PG&E Corp.............................   125,200       4,164,152*
        Phelps Dodge Corp.....................    29,400       2,855,622#
        Pinnacle West Capital Corp............    28,500       1,259,700#
        Pitney Bowes, Inc.....................    72,200       3,160,194
        Plum Creek Timber Co., Inc............    57,300       2,120,100
        PMC-Sierra, Inc.......................    55,300         610,512*
        PNC Financial Services Group..........    88,200       4,798,080
        Power-One, Inc........................    26,200         240,778*
        PPG Industries, Inc...................    53,600       3,616,392
        PPL Corp..............................    59,000       3,065,050
        Praxair, Inc..........................   101,500       4,557,350
        Principal Financial Group, Inc........    97,900       3,688,872
        Procter & Gamble Co...................   794,000      42,463,120
        Progress Energy, Inc..................    77,100       3,385,461
        Progressive Corp......................    62,500       5,686,875
        ProLogis..............................    56,800       2,285,064
        Providian Financial Corp..............    91,400       1,466,970*
        Prudential Financial, Inc.............   162,100       7,934,795
        Public Service Enterprise Group, Inc..    74,100       3,259,659#
        Pulte Homes, Inc......................    39,600       2,188,296#

236

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series (Continued)

                                                   November 30, 2004
                                              -------------------------
                                               Shares        Value+
                                              --------- ---------------
        QLogic Corp..........................    28,800 $       990,432*
        Qualcomm, Inc........................   508,400      21,159,608
        Quest Diagnostics, Inc...............    31,800       2,981,250#
        Qwest Communications International,
         Inc.................................   566,900       2,267,600*
        RadioShack Corp......................    49,900       1,575,343
        Raytheon Co..........................   140,900       5,683,906
        Reebok International, Ltd............    18,500         719,280#
        Regions Financial Corp...............   144,300       5,049,057
        Reynolds American, Inc...............    46,200       3,494,106#
        Robert Half International, Inc.......    53,800       1,454,214
        Rockwell Automation, Inc.............    57,600       2,724,480#
        Rockwell Collins, Inc................    55,300       2,204,258
        Rohm & Haas Co.......................    70,100       3,090,709
        Rowan Companies, Inc.................    33,400         865,060*
        Ryder System, Inc....................    20,100       1,078,164#
        Sabre Holdings Corp..................    42,900         990,132
        Safeco Corp..........................    39,400       1,909,718#
        Safeway, Inc.........................   139,600       2,691,488*
        Sanmina-SCI Corp.....................   162,800       1,437,524*
        Sara Lee Corp........................   247,800       5,818,344
        SBC Communications, Inc.............. 1,035,000      26,050,950
        Schering-Plough Corp.................   459,900       8,209,215
        Schlumberger, Ltd....................   184,400      12,102,172
        Schwab (Charles) Corp................   426,800       4,600,904
        Scientific-Atlanta, Inc..............    47,800       1,415,836#
        Sealed Air Corp......................    26,200       1,346,942*
        Sears, Roebuck & Co..................    66,200       3,444,386#
        Sempra Energy........................    72,400       2,677,352
        Sherwin-Williams Co..................    44,500       1,984,700
        Siebel Systems, Inc..................   157,900       1,591,632*
        Sigma-Aldrich Corp...................    21,600       1,290,168
        Simon Property Group, Inc............    69,000       4,283,520
        SLM Corp.............................   136,200       6,969,354
        Snap-On, Inc.........................    18,100         572,141
        Solectron Corp.......................   300,400       1,877,500*
        Southern Co..........................   230,600       7,561,374
        Southwest Airlines Co................   246,800       3,882,164
        Sovereign Bancorp, Inc...............   107,200       2,342,320
        Sprint Corp..........................   453,700      10,348,897
        St. Jude Medical, Inc................   110,600       4,218,284*#
        Staples, Inc.........................   155,400       4,958,814#
        Starbucks Corp.......................   124,100       6,981,866*
        Starwood Hotels & Resorts Worldwide,
         Inc.................................    65,000       3,398,850
        State Street Corp....................   105,000       4,678,800
        Stryker Corp.........................   125,300       5,511,947
        Sun Microsystems, Inc................ 1,038,900       5,765,895*#
        Sungard Data Systems, Inc............    90,100       2,388,551*
        Sunoco, Inc..........................    23,500       1,940,160#
        SunTrust Banks, Inc..................   111,800       7,971,340#
        Supervalu, Inc.......................    42,500       1,342,575
        Symantec Corp........................    98,400       6,278,904*
        Symbol Technologies, Inc.............    74,800       1,133,968
        Synovus Financial Corp...............    96,600       2,608,200
        Sysco Corp...........................   199,700       6,939,575#
        T. Rowe Price Group, Inc.............    39,700       2,348,652
        Target Corp..........................   282,100      14,449,162#
        TECO Energy, Inc.....................    62,100         929,016#
        Tektronix, Inc.......................    28,700         900,319
        Tellabs, Inc.........................   130,000       1,111,500*
        Temple-Inland, Inc...................    17,400       1,036,866
        Tenet Healthcare Corp................   145,600       1,579,760*
        Teradyne, Inc........................    60,600       1,033,836*
                                                    November 30, 2004
                                               -------------------------
                                                Shares        Value+
                                               --------- ---------------
       Texas Instruments, Inc.................   540,700 $    13,074,126#
       Textron, Inc...........................    43,300       3,144,446
       The Goldman Sachs Group, Inc...........   151,800      15,902,568
       The Kroger Co..........................   230,800       3,734,344*#
       The New York Times Co. Class A.........    45,900       1,881,900
       The St. Paul Travelers Companies, Inc..   208,900       7,620,672
       The Stanley Works......................    25,600       1,197,056#
       The TJX Companies, Inc.................   152,700       3,594,558#
       Thermo Electron Corp...................    51,000       1,542,750*
       Tiffany & Co...........................    45,600       1,395,360#
       Time Warner, Inc....................... 1,428,100      25,291,651*
       Torchmark Corp.........................    34,300       1,883,413
       Toys R Us, Inc.........................    66,800       1,291,912*#
       Transocean, Inc........................   100,200       4,035,054*
       Tribune Co.............................    99,400       4,310,978
       TXU Corp...............................    92,700       5,823,414
       Tyco International, Ltd................   627,400      21,312,778
       U.S. Bancorp...........................   587,000      17,392,810
       Union Pacific Corp.....................    81,000       5,138,640
       Unisys Corp............................   104,600       1,201,854*
       United Parcel Service, Inc.............   351,200      29,553,480
       United States Steel Corp...............    35,400       1,853,544
       United Technologies Corp...............   159,800      15,593,284
       UnitedHealth Group, Inc................   207,600      17,199,660
       Univision Communications, Inc. Class A.   100,700       3,031,070*
       Unocal Corp............................    82,700       3,807,508
       UnumProvident Corp.....................    92,600       1,441,782
       UST, Inc...............................    51,600       2,271,948
       Valero Energy Corp.....................    79,800       3,733,842
       VERITAS Software Corp..................   135,200       2,960,880*
       Verizon Communications, Inc............   864,700      35,651,581
       VF Corp................................    34,400       1,857,256
       Viacom, Inc. Class B...................   541,900      18,803,930#
       Visteon Corp...........................    40,500         342,630
       Vulcan Materials Co....................    31,900       1,654,015
       Wachovia Corp..........................   501,560      25,955,730
       Walgreen Co............................   320,000      12,217,600#
       Wal-Mart Stores, Inc................... 1,325,100      68,984,706
       Washington Mutual, Inc.................   272,500      11,093,475
       Waste Management, Inc..................   181,100       5,398,591#
       Waters Corp............................    36,900       1,721,754*#
       Watson Pharmaceuticals, Inc............    34,200         993,510*#
       Wellpoint Health Networks, Inc.........    49,100       6,142,410*
       Wells Fargo & Co.......................   527,400      32,577,498#
       Wendy's International, Inc.............    35,500       1,266,285
       Weyerhaeuser Co........................    74,800       4,936,800
       Whirlpool Corp.........................    20,700       1,336,185
       Williams Companies, Inc................   173,500       2,892,245
       Winn-Dixie Stores, Inc.................    44,400         177,600#
       Worthington Industries, Inc............    27,300         587,223#
       Wrigley (Wm.) Jr. Co...................    70,200       4,829,760
       Wyeth..................................   416,600      16,609,842
       Xcel Energy, Inc.......................   124,900       2,255,694#
       Xerox Corp.............................   262,100       4,015,372*#
       Xilinx, Inc............................   108,400       3,384,248
       XL Capital, Ltd........................    43,200       3,255,552#
       Yahoo!, Inc............................   425,000      15,988,500*#
       Yum! Brands, Inc.......................    90,800       4,122,320
       Zimmer Holdings, Inc...................    76,500       6,242,400*
       Zions Bancorporation...................    28,000       1,862,000
                                                         ---------------
      TOTAL COMMON STOCKS
       (Cost $2,594,671,624)..................           $ 3,405,448,115
                                                         ---------------

                                                                            237

 SCHEDULE OF INVESTMENTS                        THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series (Continued)

                                                                                            Face Amount
                                                                                               (000)        Value+
                                                                                            ----------- ---------------
TEMPORARY CASH INVESTMENTS -- (11.9%)
  Repurchase Agreement, Merrill Lynch Triparty Repo 1.94%, 12/01/04 (Collateralized by
  $389,672,000 U.S. Treasury Bills, maturities ranging from 12/02/04 to 05/26/05, valued
  at $388,193,618) to be repurchased at $380,599,191 (Cost $380,578,682)(triangle up)......  $ 380,579  $   380,578,682
  Repurchase Agreement, PNC Capital Markets, Inc. 1.88%, 12/01/04 (Collateralized by
  $77,939,000 FHLMC Notes 4.20%, 10/20/09, valued at $78,273,358) to be repurchased at
  $77,463,045 (Cost $77,459,000)...........................................................     77,459       77,459,000
                                                                                                        ---------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $458,037,682)......................................................................                 458,037,682
                                                                                                        ---------------
TOTAL INVESTMENTS -- (100.0%)
  (Cost $3,052,709,306)....................................................................             $ 3,863,485,797
                                                                                                        ===============
-------------
+ See Note B to Financial Statements.
* Non-Income Producing Securities.
# Total or Partial Securities on Loan.
(triangle up)Security purchased with cash proceeds from securities on loan.

See accompanying Notes to Financial Statements.

238

 STATEMENT OF ASSETS AND LIABILITIES            THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series
                                                         (Amounts in thousands)

                                                         November 30, 2004
                                                         -----------------
      Assets:
        Investments at Value (including $365,201 of
         securities on loan)............................    $3,863,486
        Cash............................................         4,320
        Receivables:
         Dividends and Interest.........................        16,343
         Fund Shares Sold...............................         3,420
         Securities Lending.............................            23
        Prepaid Expenses and Other Assets...............             2
                                                            ----------
           Total Assets.................................     3,887,594
                                                            ----------

      Liabilities:
        Payables:
         Upon Return of Securities Loaned...............       380,579
         Fund Shares Redeemed...........................        12,686

                                                            ----------
           Total Liabilities............................       393,675
                                                            ----------
      Net Assets........................................    $3,493,919
                                                            ==========

        Investments at Cost.............................    $3,052,709
                                                            ==========

See accompanying Notes to Financial Statements.

                                                                            239

 STATEMENT OF OPERATIONS                        THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series
                                                         (Amounts in thousands)

                                                                    For the
                                                                   Year Ended
                                                                    Nov. 30,
                                                                      2004
                                                                   ----------
  Investment Income
   Dividends......................................................  $ 66,149
   Interest.......................................................       661
   Income from Securities Lending.................................       356
                                                                    --------

     Total Investment Income......................................    67,166
                                                                    --------

  Expenses
   Investment Advisory Services...................................       823
   Accounting & Transfer Agent Fees...............................       494
   Custodian Fees.................................................       108
   Legal Fees.....................................................        29
   Audit Fees.....................................................        43
   S&P 500 Fees...................................................        80
   Shareholders' Reports..........................................        36
   Trustees' Fees and Expenses....................................        33
   Other..........................................................        58
                                                                    --------

     Total Expenses...............................................     1,704
                                                                    --------

     Net Investment Income (Loss).................................    65,462
                                                                    --------

  Net Realized and Unrealized Gain (Loss) on Investment Securities
   Net Realized Gain (Loss) on Investment Securities Sold.........    (2,763)
   Net Realized Gain (Loss) on Futures............................     9,374
   Change in Unrealized Appreciation (Depreciation) of:
     Investment Securities........................................   317,965
     Futures......................................................       714
                                                                    --------

   Net Gain (Loss) on Investment Securities.......................   325,290
                                                                    --------

  Net Increase (Decrease) in Net Assets Resulting from Operations.  $390,752
                                                                    ========

See accompanying Notes to Financial Statements.

240

 STATEMENT OF CHANGES IN NET ASSETS             THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series
                                                         (Amounts in thousands)

                                                                       Year        Year
                                                                      Ended       Ended
                                                                     Nov. 30,    Nov. 30,
                                                                       2004        2003
                                                                    ----------  ----------
Increase (Decrease) in Net Assets
Operations:
 Net Investment Income (Loss)...................................... $   65,462  $   45,762
 Net Realized Gain (Loss) on Investment Securities Sold............     (2,763)   (137,474)
 Net Realized Gain (Loss) on Futures...............................      9,374       9,903
 Change in Unrealized Appreciation (Depreciation) of:
   Investment Securities...........................................    317,965     447,952
   Futures.........................................................        714      (3,012)
                                                                    ----------  ----------

   Net Increase (Decrease) in Net Assets Resulting from Operations.    390,752     363,131
                                                                    ----------  ----------

Transactions in Interest:
 Contributions.....................................................    571,038     547,508
 Withdrawals.......................................................   (468,868)   (533,199)
                                                                    ----------  ----------

   Net Increase (Decrease) from Transactions in Interest...........    102,170      14,309
                                                                    ----------  ----------

   Total Increase (Decrease).......................................    492,922     377,440
                                                                    ----------  ----------

Net Assets
 Beginning of Period...............................................  3,000,997   2,623,557
                                                                    ----------  ----------

 End of Period..................................................... $3,493,919  $3,000,997
                                                                    ==========  ==========

See accompanying Notes to Financial Statements.

                                                                            241

 FINANCIAL HIGHLIGHTS                           THE DFA INVESTMENT TRUST COMPANY

 The U.S. Large Company Series
                                                         (Amounts in thousands)

                                             Year        Year         Year         Year         Year
                                            Ended       Ended        Ended        Ended        Ended
                                           Nov. 30,    Nov. 30,     Nov. 30,     Nov. 30,     Nov. 30,
                                             2004        2003         2002         2001         2000
                                          ----------  ----------  ----------   ----------   ----------
Net Asset Value, Beginning of
  Period.................................        N/A         N/A         N/A          N/A          N/A
                                          ----------  ----------  ----------   ----------   ----------

Income from Investment Operations
 Net Investment Income (Loss)............         --          --          --           --           --
 Net Gains (Losses) on Securities
   (Realized and Unrealized).............         --          --          --           --           --
                                          ----------  ----------  ----------   ----------   ----------

 Total from Investment Operations........         --          --          --           --           --
                                          ----------  ----------  ----------   ----------   ----------

Less Distributions
 Net Investment Income...................         --          --          --           --           --
 Net Realized Gains......................         --          --          --           --           --
                                          ----------  ----------  ----------   ----------   ----------

     Total Distributions.................         --          --          --           --           --
                                          ----------  ----------  ----------   ----------   ----------

Net Asset Value, End of Period...........        N/A         N/A         N/A          N/A          N/A
                                          ==========  ==========  ==========   ==========   ==========

Total Return.............................      12.77%      15.05%     (16.59)%     (12.30)%      (4.25)%
                                          ==========  ==========  ==========   ==========   ==========

Net Assets, End of Period (thousands).... $3,493,919  $3,000,997  $2,623,557   $2,831,650   $3,138,812
Ratio of Expenses to Average Net Assets..       0.05%       0.05%       0.05%        0.05%        0.06%
Ratio of Net Investment Income to Average
  Net Assets.............................       1.99%       1.75%       1.53%        1.26%        1.12%
Portfolio Turnover Rate..................          2%          8%         11%           8%           8%

-------------
N/A  Not applicable as The U.S. Large Company Series is organized as a partnership and does not have a unitized value.

See accompanying Notes to Financial Statements.

242

 NOTES TO FINANCIAL STATEMENTS                  THE DFA INVESTMENT TRUST COMPANY

A. Organization:

   The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The
Trust consists of twenty-one series, of which The U.S. Large Company Series
(the "Series") is presented in this report.

B. Significant Accounting Policies:

   The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Series in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period. Actual results could differ from those estimates and those differences could be material.

   1.  Security Valuation: Securities held by the Series which are listed on a securities exchange and for which market quotations are readily available are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the NASDAQ Official Closing Price
("NOCP"). If there is no such reported sale price or NOCP for the day, the
Series values securities at the mean between the quoted bid and asked prices.
Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which quotations are not readily available, or for which market quotations have become unreliable, are valued in good faith at fair value using methods determined by the Board of Trustees.

   2.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan,
effective January 1, 2002, such Trustees may defer payment of a percentage of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following Dimensional
Fund Advisors Inc. funds: U.S. Large Cap Value Portfolio, U.S. Micro Cap
Portfolio, DFA International Value Portfolio, Emerging Markets Portfolio and/or
DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Trustees' Fees and Expenses. At November 30, 2004, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities in the amount of $55,348.

   3.  Other: Security transactions are accounted for on the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Trustees, generally based on average net assets.

C. Investment Advisor:

   Dimensional Fund Advisors Inc. ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the year ended November 30,
2004, the Series' advisory fees were accrued daily and paid monthly to the
Advisor based on an effective annual rate of 0.025 of 1% of average daily net assets.

   Certain officers of the Trust are also officers, directors and shareholders of the Advisor.

D. Purchases and Sales of Securities:

   For the year ended November 30, 2004, the Series made the following purchases and sales of investment securities other than short-term securities
(amounts in thousands):

                               Purchases $226,523
                               Sales....   62,048

   There were no purchases or sales of U.S. Government Securities during the year ended November 30, 2004.

E. Federal Income Taxes:

   No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any interest, dividends and gains or losses have been deemed to have been "passed down" to its Feeder Funds.

                                                                            243

 NOTES TO FINANCIAL STATEMENTS (Continued)      THE DFA INVESTMENT TRUST COMPANY

   At November 30, 2004, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Series, at November 30, 2004 were as follows (amounts in thousands):

                                                        Net
                                                     Unrealized
               Federal    Unrealized   Unrealized  Appreciation/
               Tax Cost  Appreciation Depreciation (Depreciation)
               --------  ------------ ------------ --------------
              $3,213,488  $1,038,480   $(388,482)     $649,998

F. Financial Instruments:

   In accordance with the Series' investment objectives and policies, the
Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

   1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on November 30, 2004.

   2.  Futures Contracts: During the year ended November 30, 2004, the Series entered into futures contracts in accordance with its investment objectives.
Upon entering into a futures contract, the Series deposits cash with a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   At November 30, 2004, the Series had outstanding 270 long futures contracts on the S&P 500 Index, all of which expired on December 17, 2004. The value of such contracts on November 30, 2004 was $79,251,750, which resulted in an unrealized gain of $2,955,600. Approximately $4,320,000 of cash has been segregated as collateral for the open futures contracts and has been accounted for as cash on the Statement of Assets and Liabilities.

   Risks arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

G. Line of Credit:

   The Trust, together with other Dimensional-advised portfolios, has entered into a $50 million unsecured discretionary line of credit effective June 2004 with its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $50 million, as long as total borrowings under the line of credit do not exceed $50 million in the aggregate. Borrowings under the line of credit are charged interest at the then current federal funds rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit, since this is not a committed facility. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on June 28, 2005. There were no borrowings under the discretionary line of credit by the Series during the year ended November 30,
2004.

   The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $150 million unsecured line of credit effective
April 2004 with its international custodian bank. Each portfolio is permitted to borrow, subject to investment limitations, up to a maximum of $150 million, as long as total borrowings under the line of credit do not exceed $150 million in the aggregate. Each portfolio is individually, and not jointly liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused line of credit. The agreement of the line of credit expires in April 2005. There were no borrowings by the Series under the line of credit during the year ended November 30, 2004.

244

 NOTES TO FINANCIAL STATEMENTS (Continued)      THE DFA INVESTMENT TRUST COMPANY

H. Securities Lending:

   As of November 30, 2004, the Series had securities on loan to broker/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral at least equal to 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, PNCBank, National Association, the lending agent, has agreed to pay the amount of the shortfall to the portfolio or, at the option of the lending agent, to replace the securities.

   The cash collateral received by each portfolio from securities on loan is invested in repurchase agreements collateralized by U.S. government securities.
Securities pledged as collateral for the repurchase agreements are held by a custodian bank until the agreements are repurchased.

I. Contractual Obligations:

   In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

                                                                            245

 Report of Independent Registered Certified Public Accounting Firm

   THE DFA INVESTMENT TRUST COMPANY

To the Shareholders of The U.S. Large Company Series and Board of Trustees of
The DFA Investment Trust Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Company Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United
States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
January 14, 2005

246

 FUND MANAGEMENT

                                THE DFA INVESTMENT TRUST COMPANY

Trustees/Directors

   Each Board of Trustees/Directors of The DFA Investment Trust Company Inc.
("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional
Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc.
("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Fund's policies and for overseeing the management of the Fund.
The Trustees/Directors of the Funds, including all of the disinterested
Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder
Portfolios") that invest in certain series of DFAITC or DEM (the "Master
Funds").

   Each Board has two standing committees, an Audit Committee and a Portfolio
Performance and Service Review Committee (the "Performance Committee"). The
Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and
Abbie J. Smith. Each member of the Audit Committee is a disinterested Director.
The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board of Trustee's/Directors. The Audit Committee
recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board.
There were four Audit Committee meetings held during the fiscal year ended
November 30, 2004.

   The Performance Committee is comprised of Messrs. Constantinides and
Ibbotson, Ms. Smith, John R. Gould, Myron S. Scholes and Robert C. Merton. Each
member of the Fund's Performance Committee is a disinterested Director. The
Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were three Performance Committee meetings held during the fiscal year ended November 30, 2004.

   Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a
Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

   The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund
Advisors Inc. by calling collect (310) 395-8005 or by mailing a request to
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor, Santa Monica,
California 90401. Prospectuses are also available at www.dfafunds.com.

-----------------------------------------------------------------------------------------------------------------------
   Name, Age, Position                            Portfolios within the
      with the Fund         Term of Office/1/ and  DFA Fund Complex/2/  Principal Occupation(s) During Past 5 Years and
       and Address           Length of Service          Overseen         Other Directorships of Public Companies Held
-----------------------------------------------------------------------------------------------------------------------
                                          Disinterested Trustees/Directors
-----------------------------------------------------------------------------------------------------------------------

 George M. Constantinides   DFAITC -- since 1993  75 portfolios in 4     Leo Melamed Professor of Finance, Graduate
 Director of DFAIDG,        DFAIDG -- since 1983  investment companies   School of Business, University of Chicago.
 DIG and DEM.               DIG -- since 1993
 Trustee of DFAITC.         DEM -- since 1993
 1101 E. 58th Street
 Chicago, IL 60637
 Date of Birth: 9/22/47
-----------------------------------------------------------------------------------------------------------------------

 John P. Gould Director of  DFAITC -- since 1993  75 portfolios in 4     Steven G. Rothmeier Distinguished Service
 DFAIDG, DIG and            DFAIDG -- since 1986  investment companies   Professor of Economics, Graduate School of
 DEM. Trustee of DFAITC.    DIG -- since 1993                            Business, University of Chicago. Senior Vice-
 1101 E. 58th Street        DEM -- since 1993                            President, Lexecon Inc. (economics, law,
 Chicago, IL 60637                                                       strategy and finance consulting). Formerly,
 Date of Birth: 1/19/39                                                  President, Cardean University (division of
                                                                         UNext.com). Member of the Boards of
                                                                         Milwaukee Mutual Insurance Company and
                                                                         UNext.com. Formerly, Trustee, First Prairie
                                                                         Funds (registered investment company).
                                                                         Trustee, Harbor Fund (registered investment
                                                                         company) (13 Portfolios).
-----------------------------------------------------------------------------------------------------------------------

                                                                            247

 FUND MANAGEMENT (Continued)

                    THE DFA INVESTMENT TRUST COMPANY

--------------------------------------------------------------------------------------------------------------------------
    Name, Age, Position                            Portfolios within the
       with the Fund         Term of Office/1/ and  DFA Fund Complex/2/   Principal Occupation(s) During Past 5 Years and
        and Address            Length of Service         Overseen          Other Directorships of Public Companies Held
--------------------------------------------------------------------------------------------------------------------------

 Roger G. Ibbotson           DFAITC -- since 1993  75 portfolios in 4    Professor in Practice of Finance, Yale School of
 Director of DFAIDG, DIG     DFAIDG -- since 1981  investment companies  Management. Director, BIRR Portfolio Analysis,
 and DEM. Trustee of         DIG -- since 1993                           Inc. (software products). Chairman, Ibbotson
 DFAITC. Yale School of      DEM -- since 1993                           Associates, Inc., Chicago, IL (software, data,
 Management                                                              publishing and consulting). Partner, Zebra
 P.O. Box 208200                                                         Capital Management, LLC (hedge fund
 New Haven,                                                              manager). Formerly, Director, Hospital Fund,
 CT 06520-8200                                                           Inc. (investment management services).
 Date of Birth: 5/27/43
--------------------------------------------------------------------------------------------------------------------------

 Robert C. Merton            DFA ITC -- since 2003 75 portfolios in 4    John and Natty McArthur University Professor,
 Director of DFAIDG, DIG     DFA IDG -- since 2003 investment companies  Graduate School of Business Administration,
 and DEM. Trustee of         DFA DIG -- since 2003                       Harvard University (since 1998). George Fisher
 DFAITC. Harvard             DEM -- since 2003                           Baker Professor of Business Administration,
 Business School                                                         Graduate School of Business Administration,
 397 Morgan Hall                                                         Harvard University (1988-1998), Cofounder,
 Soldiers Field Boston,                                                  Chief Science Officer, Integrated Finance Limited
 MA 02163                                                                (since 2002). Director, MF Risk, Inc. (risk
 Date of Birth: 7/31/44                                                  management software) (since 2001). Director,
                                                                         Peninsula Banking Group (bank) (since 2003).
                                                                         Director, Community First Financial Group (bank
                                                                         holding company) (since 2003). Formerly,
                                                                         Co-Founder and Principal, Long-Term Capital
                                                                         Management. Director, Vical Incorporated
                                                                         (biopharmaceutical product development).
--------------------------------------------------------------------------------------------------------------------------

 Myron S. Scholes            DFAITC -- since 1993  75 portfolios in 4    Frank E. Buck Professor Emeritus of Finance,
 Director of DFAIDG,         DFAIDG -- since 1981  investment companies  Stanford University. Managing Partner, Oak Hill
 DIG and DEM.                DIG -- since 1993                           Capital Management (private equity firm).
 Trustee of DFAITC.          DEM -- since 1993                           Chairman, Oak Hill Platinum Partners (hedge
 Oak Hill Capital                                                        fund). Director, Chicago Mercantile Exchange.
 Management, Inc.                                                        Consultant, Arbor Investors. Formerly, Director,
 2775 Sand Hill Rd.                                                      Smith Breeden Family of Funds. Director,
 Suite 220 Menlo Park,                                                   American Century Fund Complex (registered
 CA 94025                                                                investment companies) (38 Portfolios); and
 Date of Birth: 7/01/41                                                  Director, Chicago Mercantile Exchange
                                                                         Holdings Inc
--------------------------------------------------------------------------------------------------------------------------

 Abbie J. Smith Director of  DFAITC -- since 2000  75 portfolios in 4    Boris and Irene Stern Professor of Accounting,
 DFAIDG, DIG and DEM.        DFAIDG -- since 2000  investment companies  Graduate School of Business, University of
 Trustee of DFAITC.          DIG -- since 2000                           Chicago, Formerly, Marvin Bower Fellow,
 Graduate School of          DEM -- since 2000                           Harvard Business School (9/01 to 8/02).
 Business University of                                                  Director, HON Industries Inc. (office furniture)
 Chicago 1101 East                                                       and Director, Ryder System Inc. (transportation).
 58th Street, Chicago,
 IL 60637
 Date of Birth: 4/30/53
--------------------------------------------------------------------------------------------------------------------------

248

 FUND MANAGEMENT (Continued)

                    THE DFA INVESTMENT TRUST COMPANY

-------------------------------------------------------------------------------------------------------------------------
   Name, Age, Position                            Portfolios within the
      with the Fund         Term of Office/1/ and  DFA Fund Complex/2/   Principal Occupation(s) During Past 5 Years and
       and Address           Length of Service          Overseen          Other Directorships of Public Companies Held
-------------------------------------------------------------------------------------------------------------------------
                                            Interested Trustees/Directors**
-------------------------------------------------------------------------------------------------------------------------

 David G. Booth Chairman,   DFAITC -- since 1993  75 portfolios in 4    Chairman, Director, Chief Executive Officer,
 Director, Chief Executive  DFAIDG -- since 1981  investment companies  Chief Investment Officer and President of
 Officer, Chief Investment  DIG -- since 1992                           Dimensional Fund Advisors Inc., DFA Securities
 Officer and President of   DEM -- since 1993                           Inc., DFAIDG, DIG and DEM. Chairman, Trustee,
 DFAIDG, DIG and DEM.                                                   Chief Executive Officer, Chief Investment Officer
 Chairman, Trustee, Chief                                               and President of DFAITC. Director of
 Executive Officer, Chief                                               Dimensional Fund Advisors Ltd. and formerly
 Investment Officer                                                     Chief Investment Officer. Director, Chief
 and President of DFAITC.                                               Investment Officer and President of DFA
 1299 Ocean Avenue                                                      Australia Ltd. Formerly, Director of Dimensional
 Santa Monica,                                                          Funds PLC. Chairman, Director, Chief Executive
 CA 90401                                                               Officer and Chief Investment Officer of
 Date of Birth: 12/02/46                                                Dimensional Fund Advisors Canada Inc. (All
                                                                        Chief Investment Officer positions held starting
                                                                        1/1/2003 except for Dimensional Fund Advisors
                                                                        Canada Inc., which was from 6/17/2003.)
                                                                        Limited Partner, Oak Hill Partners. Director,
                                                                        University of Chicago Business School.
                                                                        Formerly, Director, SA Funds (registered
                                                                        investment company). Formerly Director,
                                                                        Assante Corporation (investment management)
                                                                        (until 2002).
-------------------------------------------------------------------------------------------------------------------------

 Rex A. Sinquefield*        DFAITC -- since 1993  75 portfolios in 4    Chairman and Director (and prior to 1/1/2003,
 Chairman and Director of   DFAIDG -- since 1981  investment companies  Chief Investment Officer) of Dimensional Fund
 DFAIDG, DIG and DEM.       DIG -- since 1992                           Advisors Inc., DFA Securities Inc., DFAIDG, DIG
 Trustee and Chairman of    DEM -- since 1993                           and DEM. Chairman, Trustee (and prior to
 DFAITC. 1299 Ocean                                                     1/1/2003, Chief Investment Officer) of DFAITC.
 Avenue Santa Monica,                                                   Director and formerly President of Dimensional
 CA 90401                                                               Fund Advisors Ltd. Director (and prior to
 Date of Birth: 9/07/44                                                 1/1/2003, Chief Investment Officer) of DFA
                                                                        Australia Ltd. Director of Dimensional Funds
                                                                        PLC and Dimensional Fund Advisors Canada Inc.
                                                                        Trustee, St. Louis University. Life Trustee and
                                                                        Member of Investment Committee, DePaul
                                                                        University. Director, The German St. Vincent
                                                                        Orphan Home. Member of Investment
                                                                        Committee, Archdiocese of St. Louis.
-------------------------------------------------------------------------------------------------------------------------
/1 /Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.
/2 /Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.
* Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.
**Interested Directors are described as such because they are deemed to be
  "interested persons," as that term is defined under the Investment Company
  Act of 1940, as amended, due to their positions with Dimensional Fund
  Advisors Inc.

                                                                            249

 FUND MANAGEMENT (Continued)

                    THE DFA INVESTMENT TRUST COMPANY

Officers

   The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc. ("Dimensional"), DFA
Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA
Entities"). The address of each officer is: Dimensional Fund Advisors Inc. 1299
Ocean Avenue, 11th Floor, Santa Monica, California 90401, unless otherwise indicated.

   Name, Age, Position
      with the Fund         Term of Office/1/ and
       and Address           Length of Service            Principal Occupation(s) During Past 5 Years
--------------------------------------------------------------------------------------------------------------
                                                 Officers
--------------------------------------------------------------------------------------------------------------

  Arthur H. Barlow              Since 1993        Vice President of all the DFA Entities. Formerly, Vice
  Vice President                                  President of DFA Australia Limited and Dimensional Fund
  Date of Birth: 11/7/55                          Advisors Ltd.
--------------------------------------------------------------------------------------------------------------

  Valerie A. Brown              Since 2001        Vice President and Assistant Secretary of all the DFA
  Vice President and                              Entities, DFA Australia Limited, Dimensional Fund Advisors
  Assistant Secretary                             Ltd., and since June 2003, Dimensional Fund Advisors Canada
  Date of Birth: 1/24/67                          Inc. Prior to April 2001, legal counsel for Dimensional
                                                  (since March 2000). Associate, Jones, Day, Reavis & Pogue
                                                  from October 1991 to February 2000.
--------------------------------------------------------------------------------------------------------------

  Stephen A. Clark              Since 2004        Vice President of all the DFA Entities. April 2001 to April
  Vice President                                  2004, Portfolio Manager of Dimensional. Formerly, Graduate
  Date of Birth: 8/20/72                          Student at the University of Chicago (September 2000 to
                                                  March 2001); and Associate of US Bancorp Piper Jaffrey
                                                  (September 1999 to September 2000).
--------------------------------------------------------------------------------------------------------------

  Truman A. Clark               Since 1996        Vice President of all the DFA Entities. Formerly, Vice
  Vice President                                  President of DFA Australia Limited and Dimensional Fund
  Date of Birth: 4/8/41                           Advisors Ltd.
--------------------------------------------------------------------------------------------------------------

  Christopher S. Crossan        Since 2004        Vice President of all the DFA Entities. Formerly, Senior
  Vice President                                  Compliance Officer, INVESCO Institutional, Inc. and its
  Date of Birth: 12/21/65                         affiliates (August 2000 to January 2004); Branch Chief,
                                                  Investment Company and Investment Advisor Inspections,
                                                  Securities and Exchange Commission (April 1994 to August
                                                  2000).
--------------------------------------------------------------------------------------------------------------

  James L. Davis                Since 1999        Vice President of all the DFA Entities. Formerly, Vice
  Vice President                                  President of DFA Australia Limited and Dimensional Fund
  Date of Birth: 11/29/56                         Advisors Ltd. Formerly at Kansas State University, Arthur
                                                  Andersen & Co., and Phillips Petroleum Co.
--------------------------------------------------------------------------------------------------------------

  Robert T. Deere               Since 1994        Vice President of all the DFA Entities and DFA Australia
  Vice President                                  Limited. Formerly, Vice President of Dimensional Fund
  Date of Birth: 10/8/57                          Advisors Ltd.
--------------------------------------------------------------------------------------------------------------

  Robert W. Dintzner            Since 2001        Vice President of all the DFA Entities. Formerly, Vice
  Vice President                                  President of DFA Australia Limited. Prior to April 2001,
  Date of Birth: 3/18/70                          marketing supervisor and marketing coordinator for
                                                  Dimensional.
--------------------------------------------------------------------------------------------------------------

  Richard A. Eustice            Since 1998        Vice President and Assistant Secretary of all the DFA
  Vice President and                              Entities and DFA Australia Limited. Formerly, Vice
  Assistant Secretary                             President of Dimensional Fund Advisors Ltd.
  Date of Birth: 8/5/65
--------------------------------------------------------------------------------------------------------------

  Eugene F. Fama, Jr.           Since 1993        Vice President of all the DFA Entities. Formerly, Vice
  Vice President                                  President of DFA Australia Limited and Dimensional Fund
  Date of Birth: 1/21/61                          Advisors Ltd.

250

 FUND MANAGEMENT (Continued)

                    THE DFA INVESTMENT TRUST COMPANY

      Name, Age, Position
         with the Fund             Term of Office/1/ and
          and Address               Length of Service       Principal Occupation(s) During Past 5 Years
-----------------------------------------------------------------------------------------------------------

  Gretchen A. Flicker                  Since 2004        Vice President of all DFA Entities. Prior to
  Vice President                                         April 2004, institutional client service
  Date of Birth: 6/9/71                                  representative of Dimensional.
-----------------------------------------------------------------------------------------------------------

  Glenn S. Freed                       Since 2001        Vice President of all the DFA Entities. Formerly,
  Vice President                                         Professor and Associate Dean of the Leventhal
  Date of Birth: 11/24/61                                School of Accounting (September 1998 to August
                                                         2001) and Academic Director Master of Business
                                                         Taxation Program (June 1996 to August 2001) at
                                                         the University of Southern California Marshall
                                                         School of Business.
-----------------------------------------------------------------------------------------------------------

  Henry F. Gray                        Since 2000        Vice President of all the DFA Entities. Formerly,
  Vice President                                         Vice President of DFA Australia Limited. Prior to
  Date of Birth: 9/22/67                                 July 2000, Portfolio Manager.
-----------------------------------------------------------------------------------------------------------

  Kamyab Hashemi-Nejad                 Since 1997        Vice President, Controller and Assistant
  Vice President, Controller and                         Treasurer of all the DFA Entities, DFA Australia
  Assistant Treasurer                                    Limited, and Dimensional Fund Advisors Ltd.
  Date of Birth: 1/22/61                                 Formerly, Assistant Secretary of Dimensional Fund
                                                         Advisors Ltd.
-----------------------------------------------------------------------------------------------------------

  Christine W. Ho                      Since 2004        Vice President of all DFA Entities. Prior to
  Vice President                                         April 2004, Assistant Controller of Dimensional.
  Date of Birth: 11/29/1967
-----------------------------------------------------------------------------------------------------------

  Jeff J. Jeon                         Since 2004        Vice President of all DFA Entities. Prior to
  Vice President                                         April 2004, counsel of Dimensional. Formerly, an
  Date of Birth: 11/8/73                                 Associate at Gibson, Dunn & Crutcher LLP
                                                         (September 1997 to August 2001).
-----------------------------------------------------------------------------------------------------------

  Patrick Keating                      Since 2003        Vice President of all the DFA Entities and
  Vice President                                         Dimensional Fund Advisors Canada Inc. Formerly,
  Date of Birth: 12/21/54                                Director, President and Chief Executive Officer,
                                                         Assante Asset Management, Inc. (October 2000 to
                                                         December 2002); Director, Assante Capital
                                                         Management (October 2000 to December 2002);
                                                         President and Chief Executive Officer, Assante
                                                         Capital Management (October 2000 to April 2001);
                                                         Executive Vice President, Assante Corporation
                                                         (May 2001 to December 2002); Director, Assante
                                                         Asset Management Ltd. (September 1997 to December
                                                         2002); President and Chief Executive Officer,
                                                         Assante Asset Management Ltd. (September 1998 to
                                                         May 2001); Executive Vice President, Loring Ward
                                                         (financial services company) (January 1996 to
                                                         September 1998).
-----------------------------------------------------------------------------------------------------------

  Joseph F. Kolerich                   Since 2004        Vice President of all the DFA Entities. From
  Vice President                                         April 2001 to April 2004, Portfolio Manager for
  Date of Birth: 11/7/71                                 Dimensional. Formerly, a trader at Lincoln
                                                         Capital Fixed Income Management (formerly Lincoln
                                                         Capital Management Company).
-----------------------------------------------------------------------------------------------------------

  Heather H. Mathews                   Since 2004        Vice President of all the DFA Entities. Prior to
  Vice President                                         April 2004, Portfolio Manager for Dimensional
  Date of Birth: 12/12/69                                Fund Advisors Inc. Formerly, Graduate Student at
                                                         Harvard University (August 1998 to June 2000).
-----------------------------------------------------------------------------------------------------------

  David M. New                         Since 2003        Vice President of all the DFA Entities. Formerly,
  Vice President                                         Client Service Manager of Dimensional. Formerly,
  Date of Birth: 2/9/60                                  Director of Research, Wurts and Associates
                                                         (investment consulting firm) (December 2000 to
                                                         June 2002); and President, Kobe Investment
                                                         Research (August 1999 to November 2000).
-----------------------------------------------------------------------------------------------------------

                                                                            251

 FUND MANAGEMENT (Continued)

                    THE DFA INVESTMENT TRUST COMPANY

       Name, Age, Position
          with the Fund             Term of Office/1/ and
           and Address               Length of Service       Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------

  Catherine L. Newell                 Vice President      Vice President and Secretary of all the DFA
  Vice President and Secretary          since 1997        Entities. Vice President and Assistant Secretary
  Date of Birth: 5/7/64               and Secretary       of DFA Australia Limited (since February 2002,
                                        since 2000        April 1997 and May 2002, respectively). Vice
                                                          President and Secretary of Dimensional Fund
                                                          Advisors Canada Inc. (since June 2003). Director,
                                                          Dimensional Funds plc (since January 2002).
                                                          Formerly, Assistant Secretary of all DFA Entities
                                                          and Dimensional Fund Advisors Ltd.
------------------------------------------------------------------------------------------------------------

  David A. Plecha                       Since 1993        Vice President of all the DFA Entities, DFA
  Vice President                                          Australia Limited and Dimensional Fund Advisors
  Date of Birth: 10/26/61                                 Ltd.
------------------------------------------------------------------------------------------------------------

  Eduardo A. Repetto                    Since 2002        Vice President of all the DFA Entities. Formerly,
  Vice President                                          Research Associate for Dimensional (June 2000 to
  Date of Birth: 1/28/67                                  April 2002). Formerly, Research Scientist (August
                                                          1998 to June 2000), California Institute of
                                                          Technology.
------------------------------------------------------------------------------------------------------------

  Michael T. Scardina                   Since 1993        Vice President, Chief Financial Officer and
  Vice President, Chief Financial                         Treasurer of all the DFA Entities, DFA Australia
  Officer and Treasurer                                   Limited and Dimensional Fund Advisors Ltd., and
  Date of Birth: 10/12/55                                 since June 2003, Dimensional Fund Advisors Canada
                                                          Inc. Director, Dimensional Fund Advisors Ltd.
                                                          (since February 2002) and Dimensional Funds, plc
                                                          (January 2002).
------------------------------------------------------------------------------------------------------------

  David E. Schneider                    Since 2001        Vice President of all the DFA Entities. Prior to
  Vice President Santa Monica,                            2001, Regional Director of Dimensional.
  CA Date of Birth: 1/26/46
------------------------------------------------------------------------------------------------------------

  John C. Siciliano                     Since 2001        Vice President of all the DFA Entities. Director
  Vice President Santa Monica,                            of Dimensional Fund Advisors, Ltd. Formerly, Vice
  CA Date of Birth: 8/24/54                               President of DFA Australia Limited. Formerly,
                                                          Director of Dimensional Funds plc. Formerly,
                                                          Managing Principal, Payden & Rygel Investment
                                                          Counsel (April 1998 to December 2000).
------------------------------------------------------------------------------------------------------------

  Jeanne C. Sinquefield, Ph.D.*         Since 1988        Executive Vice President of all the DFA Entities
  Executive Vice President Santa                          and DFA Australia Limited. Vice President
  Monica, CA                                              (formerly, Executive Vice President) of
  Date of Birth: 12/2/46                                  Dimensional Fund Advisors Ltd. (since January
                                                          2003) and Dimensional Fund Advisor Canada Inc.
                                                          (since June 2003).
------------------------------------------------------------------------------------------------------------

  Grady M. Smith                        Since 2004        Vice President of all the DFA Entities. Prior to
  Vice President                                          April 2004, Portfolio Manager of Dimensional.
  Date of Birth: 5/26/56                                  Formerly, Principal of William M. Mercer,
                                                          Incorporated (July 1995 to June 2001).
------------------------------------------------------------------------------------------------------------

  Carl G. Snyder                        Since 2000        Vice President of all the DFA Entities. Prior to
  Vice President Santa Monica,                            July 2000, Portfolio Manager of Dimensional.
  CA Date of Birth: 6/8/63                                Formerly, Vice President of DFA Australia Limited.
------------------------------------------------------------------------------------------------------------

  Lawrence R. Spieth                    Since 2004        Vice President of all the DFA Entities. Prior to
  Vice President                                          April 2004, institutional client service
  Date of Birth: 11/10/47                                 representative of Dimensional.
------------------------------------------------------------------------------------------------------------

  Bradley G. Steiman                    Since 2004        Vice President of all the DFA Entities and
  Vice President                                          Dimensional Fund Advisors Canada Inc. (since June
  Date of Birth: 3/25/73                                  2003). Prior to April 2002, Regional Director of
                                                          Dimensional. Formerly, Vice President and General
                                                          Manager of Assante Global Advisors (July 2000 to
                                                          April 2002); Vice President of Assante Asset
                                                          Management Inc. (March 2000 to July 2000); and
                                                          Private Client Manager at Loring Ward Investment
                                                          Counsel Ltd. (June 1997 to February 2002).
------------------------------------------------------------------------------------------------------------

252

 FUND MANAGEMENT (Continued)

                    THE DFA INVESTMENT TRUST COMPANY

     Name, Age, Position
        with the Fund            Term of Office/1/ and
         and Address              Length of Service       Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------

  Karen E. Umland                    Since 1997        Vice President of all the DFA Entities, DFA
  Vice President Santa Monica,                         Australia Limited, Dimensional Fund Advisors
  CA Date of Birth: 3/10/66                            Ltd., and since June 2003, Dimensional Fund
                                                       Advisors Canada Inc.
---------------------------------------------------------------------------------------------------------

  Carol W. Wardlaw                   Since 2004        Vice President of all the DFA Entities. Prior to
  Vice President                                       April 2004, institutional client service
  Date of Birth: 8/7/58                                representative of Dimensional.
---------------------------------------------------------------------------------------------------------

  Weston J. Wellington               Since 1997        Vice President of all the DFA Entities. Formerly,
  Vice President Santa Monica,                         Vice President of Dimensional Fund Advisors Ltd.
  CA Date of Birth: 3/1/51
---------------------------------------------------------------------------------------------------------

  Daniel M. Wheeler                  Since 2001        Vice President of all the DFA Entities. Prior to
  Vice President Santa Monica,                         2001, Director of Financial Advisors Services of
  CA Date of Birth: 3/3/45                             Dimensional. Director of Dimensional Fund
                                                       Advisors Ltd. (since October 2003) and President
                                                       of Dimensional Fund Advisors Canada Inc. (since
                                                       June 2003).
/1/ Each officer holds office for an indefinite term at the pleasure of the
    Boards of Trustee/Directors and until his or her successor is elected and qualified.
* Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

                                                                            253

 VOTING PROXIES ON FUND PORTFOLIO SECURITIES

    THE DFA INVESTMENT TRUST COMPANY

   A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the
SEC's website at http://www.sec.gov and from the Advisor's website at
http://www.dfaus.com and reflects the twelve-month period beginning July 1 and ending June 30.

254

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                 BlackRock Funds

Investment Adviser                      Custodian
  BlackRock Advisors, Inc.                PFPC Trust Co.
  Wilmington, Delaware 19809              Philadelphia, Pennsylvania 19153

Sub-Adviser -- International            Co-Administrator and Transfer Agent
 Opportunities Portfolio                  PFPC Inc.
  BlackRock International, Ltd.           Wilmington, Delaware 19809
  Edinburgh, Scotland EH3 8JB

Sub-Adviser -- Asset Allocation         Distributor
 Portfolio                                BlackRock Distributors, Inc.
  BlackRock Financial Management, Inc.    King of Prussia, Pennsylvania 19406

  New York, NY 10022                    Co-Administrator
                                          BlackRock Advisors, Inc.
                                          Wilmington, Delaware 19809

                                        Counsel
                                          Simpson Thacher & Bartlett LLP
                                          New York, New York 10017

                                        Independent Registered Public Accountant
                                          Deloitte & Touche LLP
                                          Philadelphia, Pennsylvania 19103

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800)-441-7762, or on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.

Information on how proxies relating to the Fund's voting securities were voted
(if any) by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's
Form N-Q is available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington,
D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

                                 BlackRock Funds

                                  FUND SPECTRUM

BlackRock Funds is a leading mutual fund company currently managing approximately $26 billion in the following portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing.

STOCK PORTFOLIOS
  Investment Trust                     Small Cap Core Equity
  Large Cap Value Equity               Small Cap Growth Equity
  Large Cap Growth Equity              Global Science & Technology Opportunities
  Dividend Achievers(TM)                 Global Resources
  Legacy                               All-Cap Global Resources
  Mid-Cap Value Equity                 Health Sciences
  Mid-Cap Growth Equity                U.S. Opportunities
  Aurora                               International Opportunities
  Small/Mid-Cap Growth                 Index Equity
  Small Cap Value Equity

STOCK & BOND PORTFOLIOS
  Asset Allocation

BOND PORTFOLIOS
  Enhanced Income                      Government Income
  Low Duration Bond                    Inflation Protected Bond
  Intermediate Government Bond         GNMA
  Intermediate Bond                    Managed Income
  Intermediate PLUS Bond               International Bond
  Core Bond Total Return               High Yield Bond
  Core PLUS Total Return

TAX-FREE BOND PORTFOLIOS
  UltraShort Municipal                 Ohio Tax-Free Income
  Tax-Free Income                      Delaware Tax-Free Income
  Pennsylvania Tax-Free Income         Kentucky Tax-Free Income
  New Jersey Tax-Free Income

MONEY MARKET PORTFOLIOS
  Money Market                         North Carolina Municipal Money Market
  U.S. Treasury Money Market           Ohio Municipal Money Market
  Municipal Money Market               Pennsylvania Municipal Money Market
  New Jersey Municipal Money Market    Virginia Municipal Money Market

                             SHAREHOLDER PRIVILEGES

Account Information

Call us at 1-800-441-7762 to get information about your account balances, recent transactions and share prices. You can also reach us on the web at
www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell and Simple IRA's.

Additional Information About The BlackRock Funds

For additional reports or additional information, as well as more current information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call 1-800-441-7762.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S.
Government, the Federal Deposit Insurance Corporation, the Federal Reserve
Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

EQ-ANN 11/05                                                           BlackRock

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Money Market Portfolios

Annual Report
September 30, 2005

[GRAPHIC APPEARS HERE]

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE                                                      BlackRock

                                 BlackRock Funds

                            MONEY MARKET PORTFOLIOS

*Money Market                             *North Carolina Municipal Money Market
*U.S. Treasury Money Market               *Ohio Municipal Money Market
*Municipal Money Market                   *Pennsylvania Municipal Money Market
*New Jersey Municipal Money Market        *Virginia Municipal Money Market

 Shareholder Letter .........................................................1
 Fund Profile/Expense Example

 Statements of Net Assets ...............................................10-40
      Key to Investment Abbreviations.......................................41
 Portfolio Financial Statements
      Statements of Operations ..........................................42-43
      Statements of Changes in Net Assets ...............................44-45
      Financial Highlights ..............................................46-53
 Notes to Financial Statements ..........................................54-67
 Report of Independent Registered Public Accounting Firm ...................68
 Fund Management ........................................................69-73
 Additional Information .................................................74-75

                      PRIVACY PRINCIPLES OF BLACKROCK FUNDS

BlackRock Funds is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock Funds collects, how we protect that information, and why in certain cases we may share such information with select other parties.

BlackRock Funds does not receive any nonpublic personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record owners of BlackRock Funds, BlackRock Funds receives nonpublic personal information on account applications or other forms.
With respect to these shareholders, BlackRock Funds also has access to specific information regarding their transactions in BlackRock Funds.

BlackRock Funds does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders' accounts (for example, to a transfer agent). BlackRock Funds restricts access to nonpublic personal information about its shareholders to BlackRock employees with a legitimate business need for the information. BlackRock Funds maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

                                 BlackRock Funds

September 30, 2005

Dear Shareholder:

     We are pleased to present the Annual Report of the BlackRock Funds' Money
Market Portfolios for the year ended September 30, 2005. On January 31, 2005, the State Street Research Funds reorganized into BlackRock Funds and we at
BlackRock would like to welcome the former State Street Research Funds shareholders and our new shareholders to the BlackRock Funds Family.

     The Annual Report includes important information on each Portfolio:

..   Fund Profile - displays characteristics of each Portfolio's holdings as of
    September 30, 2005.

..   Expense Example - discusses costs in a shareholder account and provides information for a shareholder to estimate his or her expenses by share class and to compare expenses of each share class to other funds.

..   Statements of Net Assets - lists portfolio holdings and includes each holding's market value and par amount as of September 30, 2005. The
    Statement of Net Assets also contains the net asset value for each share class of a Portfolio.

..   Statements of Operations - displays the components of each Portfolio's investment income and provides a detailed look at each Portfolio's expenses.
    The Statement of Operations also lists the aggregate change in value of a
    Portfolio's securities due to market fluctuations and security sales.

..   Statements of Changes in Net Assets - compares Portfolio information from the prior period to the current period. Specifically, it details shareholder distributions by share class, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

..   Financial Highlights - include each Portfolio's expense ratios, net asset values, total returns, and distributions per share for the last five years or since inception.

..   Notes to Financial Statements - provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.

..   Fund Management Table - lists information regarding BlackRock Funds'
    Trustees and Officers.

     In addition to these items, a summary of shareholder privileges is listed on the inside back cover of the report. Shareholders can find information on this page describing how to access account balances, recent transactions, and share prices. It also includes a summary of the Fund's various investment plans.

     At BlackRock, we maintain an unwavering commitment to placing our clients first and we value the trust you have placed in us. We hope you find the report informative, and we thank you for making BlackRock part of your investment strategy. Should you have questions concerning this report, please contact your financial advisor or contact us at 1-800-441-7762 or visit us at
www.blackrock.com/funds.

Sincerely,

[GRAPHIC APPEARS HERE]

Anne Ackerley
Managing Director
BlackRock Advisors, Inc.

                                                                               1

                             Money Market Portfolio

FUND PROFILE

Portfolio Diversification (% of portfolio)
Commercial Paper                       52.4%
Variable Rate Obligations              23.7
Master Notes                            9.4
Repurchase Agreements                   7.9
Certificates of Deposit                 6.3
Corporate Bonds                         0.3
                                      -----
     Total                            100.0%
                                      =====

             Maturity Information
----------------------------------------------
   Maturity            Par         Percentage
-------------      -----------     -----------
     1-7 Days      259,713,000         16.6%
    8-14 Days      103,000,000          6.6
   15-30 Days      410,068,000         26.2
   31-60 Days      362,412,000         23.2
   61-90 Days      380,039,000         24.3
over 150 Days       49,250,000          3.1
                                      -----
                                      100.0%
                                      =====

   Average Weighted Maturity - 46 days

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other
Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                 Actual Expenses
                        -----------------------------------------------------------------------------------------------
                                                                            Hilliard
                         Institutional      Service          Lyons          Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (04/01/05)         $ 1,000.00      $ 1,000.00      $ 1,000.00      $ 1,000.00      $ 1,000.00      $ 1,000.00
Ending Account Value
 (9/30/05)                  1,014.50        1,013.00        1,012.80        1,012.80        1,010.40        1,010.40
Expenses Incurred
 During Period
 (04/01/05 -
  9/30/05)                      2.12            3.63            3.89            3.89            6.25            6.25

                                                                 Hypothetical Expenses
                                                              (5% return before expenses)
                        -----------------------------------------------------------------------------------------------
                                                                            Hilliard
                         Institutional      Service          Lyons          Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (04/01/05)         $ 1,000.00      $ 1,000.00      $ 1,000.00       $ 1,000.00     $ 1,000.00       $ 1,000.00
Ending Account Value
 (9/30/05)                  1,022.87        1,021.35        1,021.09         1,021.09       1,018.71         1,018.71
Expenses Incurred
 During Period
 (04/01/05 -
  9/30/05)                      2.13            3.65            3.91             3.91           6.29             6.29

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.42%, 0.72%, 0.77%, 0.77%, 1.24%, and 1.24% for the Institutional,
Service, Hilliard Lyons, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

2

                      U.S. Treasury Money Market Portfolio

FUND PROFILE

Portfolio Diversification (% of portfolio)
Repurchase Agreements             100.0%
                                  -----
     Total                        100.0%
                                  =====

          Maturity Information
-----------------------------------------
  Maturity         Par         Percentage
-----------   -------------   -----------
 1-7 Days     455,343,000         100.0%
                                  -----
                                  100.0%
                                  =====

   Average Weighted Maturity - 3 days

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other
Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                             Actual Expenses
                        --------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- ------------------
Beginning Account
 Value (04/01/05)             $ 1,000.00         $ 1,000.00        $ 1,000.00
Ending Account Value
 (9/30/05)                      1,013.80           1,012.30          1,012.10
Expenses Incurred
 During Period
 (04/01/05 -
  9/30/05)                          2.07               3.58              3.78

                                         Hypothetical Expenses
                                      (5% return before expenses)
                        --------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- ------------------
Beginning Account
 Value (04/01/05)             $ 1,000.00         $ 1,000.00       $ 1,000.00
Ending Account Value
 (9/30/05)                      1,022.92           1,021.40         1,021.19
Expenses Incurred
 During Period
 (04/01/05 -
  9/30/05)                          2.08               3.60             3.81

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.41%, 0.71%, and 0.75% for the Institutional, Service, and Investor A
share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                               3

                        Municipal Money Market Portfolio

FUND PROFILE

Largest State Concentration (% of portfolio)
North Carolina                        16.5%
Maryland                               6.6
Virginia                               6.5
Texas                                  5.5
Illinois                               4.3
Massachusetts                          4.3
Pennsylvania                           3.6
Ohio                                   3.2
Florida                                3.2
Michigan                               3.1
                                      ----
     Total                            56.8%
                                      ====

            Maturity Information
---------------------------------------------
    Maturity           Par         Percentage
---------------   -------------   -----------
     1-7 Days      236,806,000        80.1%
   15-30 Days        2,892,000         1.0
   31-60 Days        2,000,000         0.7
   61-90 Days        9,995,000         3.4
  91-120 Days       17,254,455         5.8
 121-150 Days        3,700,000         1.2
over 150 Days       23,030,000         7.8
                                     -----
                                     100.0%
                                     =====

   Average Weighted Maturity - 37 days

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other
Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                     Actual Expenses
                        ----------------------------------------------------------------------------
                                                                                         Investor
                         Institutional Class   Service Class   Hilliard Lyons Class      A Class
                        --------------------- --------------- ---------------------- ---------------
Beginning Account
 Value (04/01/05)              $ 1,000.00        $ 1,000.00          $ 1,000.00         $ 1,000.00
Ending Account Value
 (9/30/05)                       1,010.50          1,009.00            1,010.00           1,008.70
Expenses Incurred
 During Period
 (04/01/05 -
  9/30/05)                           2.12              3.63                2.62               3.82

                                                   Hypothetical Expenses
                                                (5% return before expenses)
                        ----------------------------------------------------------------------------
                                                                                         Investor
                         Institutional Class   Service Class   Hilliard Lyons Class      A Class
                        --------------------- --------------- ---------------------- ---------------
Beginning Account
 Value (04/01/05)             $ 1,000.00         $ 1,000.00         $ 1,000.00          $ 1,000.00
Ending Account Value
 (9/30/05)                      1,022.87           1,021.35           1,022.36            1,021.15
Expenses Incurred
 During Period
 (04/01/05 -
  9/30/05)                          2.13               3.65               2.64                3.85

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.42%, 0.72%, 0.52%, and 0.76% for the Institutional, Service, Hilliard
Lyons, and Investor A share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

4

                   New Jersey Municipal Money Market Portfolio

FUND PROFILE

Portfolio Diversification (% of portfolio)
Variable Rate Demand Notes            76.2%
Municipal Bonds                       20.4
Commercial Paper                       3.4
                                     -----
     Total                           100.0%
                                     =====

            Maturity Information
---------------------------------------------
    Maturity           Par         Percentage
---------------   -------------   -----------
     1-7 Days      111,680,000        76.3%
   31-60 Days        6,425,000         4.4
   61-90 Days        6,033,450         4.1
  91-120 Days       10,574,000         7.2
over 150 Days       11,710,050         8.0
                                     -----
                                     100.0%
                                     =====

   Average Weighted Maturity - 42 days

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other
Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                             Actual Expenses
                        --------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- ------------------
Beginning Account
 Value (04/01/05)           $   1,000.00       $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/05)                      1,010.60           1,009.10          1,008.90
Expenses Incurred
 During Period
 (04/01/05 -
  9/30/05)                          1.97               3.48              3.68

                                         Hypothetical Expenses
                                      (5% return before expenses)
                        --------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- ------------------
Beginning Account
 Value (04/01/05)           $   1,000.00       $   1,000.00     $   1,000.00
Ending Account Value
 (9/30/05)                      1,023.02           1,021.50         1,021.29
Expenses Incurred
 During Period
 (04/01/05 -
  9/30/05)                          1.98               3.50             3.71

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.39%, 0.69%, and 0.73% for the Institutional, Service, and Investor A
share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                               5

                North Carolina Municipal Money Market Portfolio

FUND PROFILE

Portfolio Diversification (% of portfolio)
Variable Rate Demand Notes            83.1%
Municipal Bonds                        7.9
Municipal Put Bonds                    6.8
Commercial Paper                       2.2
                                     -----
     Total                           100.0%
                                     =====

            Maturity Information
--------------------------------------------
    Maturity           Par        Percentage
---------------   ------------   -----------
     1-7 Days      52,348,000        85.8%
  91-120 Days       4,020,000         6.6
 121-150 Days         380,000         0.6
over 150 Days       4,240,000         7.0
                                    -----
                                    100.0%
                                    =====

   Average Weighted Maturity - 32 days

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other
Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                             Actual Expenses
                        --------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- ------------------
Beginning Account
 Value (04/01/05)            $   1,000.00      $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/05)                       1,011.30          1,009.80          1,009.60
Expenses Incurred
 During Period
 (04/01/05 -
  9/30/05)                           1.51              3.02              3.27

                                         Hypothetical Expenses
                                      (5% return before expenses)
                        -------------------------------------------------------
                          Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- -----------------
Beginning Account
 Value (04/01/05)            $   1,000.00      $   1,000.00     $   1,000.00
Ending Account Value
 (9/30/05)                       1,023.48          1,021.95         1,021.70
Expenses Incurred
 During Period
 (04/01/05 -
  9/30/05)                           1.52              3.05             3.30

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30%, 0.60%, and 0.65% for the Institutional, Service, and Investor A
share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

6

                     Ohio Municipal Money Market Portfolio

FUND PROFILE

Portfolio Diversification (% of portfolio)
Variable Rate Demand Notes           74.9%
Municipal Bonds                      23.4
Municipal Put Bonds                   1.7
                                    -----
     Total                          100.0%
                                    =====

            Maturity Information
--------------------------------------------
    Maturity           Par        Percentage
---------------   ------------   -----------
     1-7 Days      93,350,000        77.9%
   31-60 Days       4,820,000         4.0
   61-90 Days       3,480,000         2.9
  91-120 Days       1,922,675         1.6
 121-150 Days       2,450,000         2.0
over 150 Days      13,849,000        11.6
                                    -----
                                    100.0%
                                    =====

   Average Weighted Maturity - 44 days

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other
Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                            Actual Expenses
                        --------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- ------------------
Beginning Account
 Value (04/01/05)           $   1,000.00       $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/05)                      1,011.00           1,009.50          1,009.30
Expenses Incurred
 During Period
 (04/01/05 -
  9/30/05)                          1.97               3.48              3.73

                                         Hypothetical Expenses
                                      (5% return before expenses)
                        --------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- ------------------
Beginning Account
 Value (04/01/05)           $   1,000.00       $   1,000.00     $   1,000.00
Ending Account Value
 (9/30/05)                      1,023.02           1,021.50         1,021.24
Expenses Incurred
 During Period
 (04/01/05 -
  9/30/05)                          1.98               3.50             3.76

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.39%, 0.69%, and 0.74% for the Institutional, Service, and Investor A
share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                               7

                 Pennsylvania Municipal Money Market Portfolio

FUND PROFILE

Portfolio Diversification (% of portfolio)
Variable Rate Demand Notes            84.1%
Commercial Paper                       7.9
Municipal Put Bonds                    6.4
Municipal Bonds                        1.6
                                     -----
     Total                           100.0%
                                     =====

            Maturity Information
---------------------------------------------
    Maturity           Par         Percentage
---------------   -------------   -----------
     1-7 Days      506,779,000        93.0%
   31-60 Days       20,450,000         3.8
   61-90 Days        7,000,000         1.3
  91-120 Days        2,400,000         0.4
 121-150 Days        7,875,000         1.4
over 150 Days          370,000         0.1
                                     -----
                                     100.0%
                                     =====

   Average Weighted Maturity - 11 days

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other
Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                              Actual Expenses
                        --------------------------------------------------------
                          Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- ------------------

Beginning Account
 Value (04/01/05)           $   1,000.00       $   1,000.00      $   1,000.00
Ending Account Value
 (9/30/05)                      1,010.90           1,009.30          1,009.60
Expenses Incurred
 During Period
 (04/01/05 -
  9/30/05)                          2.12               3.63              3.38

                                         Hypothetical Expenses
                                      (5% return before expenses)
                        --------------------------------------------------------
                         Institutional Class   Service Class   Investor A Class
                        --------------------- --------------- ------------------
Beginning Account
 Value (04/01/05)           $   1,000.00       $   1,000.00     $   1,000.00
Ending Account Value
 (9/30/05)                      1,022.87           1,021.35         1,021.60
Expenses Incurred
 During Period
 (04/01/05 -
  9/30/05)                          2.13               3.65             3.40

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.42%, 0.72%, and 0.67% for the Institutional, Service, and Investor A
share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

                    Virginia Municipal Money Market Portfolio

FUND PROFILE

Portfolio Diversification (% of portfolio)
Variable Rate Demand Notes           88.6%
Municipal Bonds                      10.6
Commerical Paper                      0.8
                                    -----
     Total                          100.0%
                                    =====

            Maturity Information
--------------------------------------------
    Maturity           Par        Percentage
---------------   ------------   -----------
     1-7 Days      21,490,000        89.5%
   61-90 Days         775,000         3.2
  91-120 Days       1,000,000         4.2
over 150 Days         750,000         3.1
                                    -----
                                    100.0%
                                    =====

   Average Weighted Maturity - 19 days

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other
Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                            Hypothetical Expenses
                                      Actual Expenses                    (5% return before expenses)
                          ---------------------------------------   --------------------------------------
                           Institutional Class     Service Class     Institutional Class     Service Class
                          ---------------------   ---------------   ---------------------   --------------
Beginning Account
 Value (04/01/05)               $ 1,000.00           $ 1,000.00           $ 1,000.00          $ 1,000.00
Ending Account Value
 (9/30/05)                        1,010.90             1,009.40             1,023.48            1,021.95
Expenses Incurred
 During Period
 (04/01/05 -
  9/30/05)                            1.51                 3.02                 1.52                3.05

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30% and 0.60% for the Institutional and Service classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                               9

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                             MONEY MARKET PORTFOLIO

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
CERTIFICATES OF DEPOSIT -- 6.3%
Yankee -- 6.3%
  Credit Suisse First Boston, New
   York (A-1, P-1)
    3.93%(b)                            12/21/05        $ 5,000    $  5,000,336
  Depfa Bank PLC, New York (A-1+,
   P-1)
    2.49%(b)                            11/01/05         15,000      15,000,000
  Eurohypo AG, New York (A-1, P-1)
    3.70%(b)                            11/09/05         70,000      69,719,417
  Societe Generale, New York (A-1+,
   P-1)
    3.34%(b)                            11/04/05          8,000       7,999,995
                                                                 --------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $97,719,748)                                                 97,719,748
                                                                 --------------
COMMERCIAL PAPER -- 52.4%
Asset-Backed Securities -- 37.6%
 Brahms Funding Corp. (A-1, P-1)
    3.83%                               10/28/05         40,000      39,885,100
  Citigroup Funding (A-1, P-1)
    3.75%                               11/01/05         25,000      24,919,271
  CRC Funding LLC (A-1, P-1)
    3.73%                               11/03/05         60,427      60,220,390
  Emerald Certificates (A-1+, P-1)
    3.56%                               10/18/05         32,483      32,428,393
  Giro Funding U.S. Funding Corp.
   (A-1, P-1)
    3.82%                               12/15/05         43,839      43,490,115
    3.87%                               12/19/05         28,700      28,456,265
  K2 (USA) LLC (A-1+, P-1)
    3.73%                               11/21/05         52,785      52,506,075
  Lake Constance Funding LLC (A-1+,
    P-1)
    3.77%                               12/01/05         17,000      16,891,403
  Liberty Street Funding (A-1, P-1)
    3.72%                               11/14/05          6,600       6,569,992
  Lockhart Funding LLC (A-1, P-1)
    3.79%                               10/25/05         72,000      71,818,080
  Nova Notes Program (A-1+, P-1)
    3.78%                               12/01/05         26,000      25,833,470
  Park Granada LLC (A-1+, P-1)
    3.71%                               10/31/05         25,000      24,922,708
    3.89%                               11/28/05         49,000      48,692,906
  Silver Tower U.S. Funding (A-1,
    P-1)
    3.88%                               12/07/05         24,500      24,323,083
  Tulip Funding Corp. (A-1+, P-1)
    3.68%                               10/07/05         23,815      23,800,393
  Victory Receivables Corp. (A-1,
    P-1)
    3.75%                               10/17/05         62,900      62,795,167
                                                                 --------------
                                                                    587,552,811
                                                                 --------------
Banks -- 12.4%
  Banco Santander Puerto Rico (A-1,
   P-1)
    3.74%                               10/14/05         53,000      53,000,000
    3.69%                               10/17/05         18,500      18,500,000
  Bank of America Corp. (A-1+, P-1)
    3.67%                               10/24/05         11,650      11,622,684
  Barclays U.S. Funding Corp.
   (A-1+, P-1)
    3.66%                               10/25/05         70,000      69,828,967
  Lloyds Bank (A-1, P-1)
    3.78%                               11/01/05         40,000      40,000,171
                                                                 --------------
                                                                    192,951,822
                                                                 --------------
Security Brokers & Dealers -- 1.7%
  Goldman Sachs Group (A-1, P-1)
    3.76%                               10/24/05         26,675      26,610,920
                                                                 --------------
Telephone Communications -- 0.7%
  SBC Communications, Inc. (A-1,
   P-1)
    3.73%                               11/07/05         10,600      10,559,364
                                                                 --------------
TOTAL COMMERCIAL PAPER
  (Cost $817,674,917)                                               817,674,917
                                                                 --------------
MASTER NOTES -- 9.4%
Domestic Certificates of Deposit
 -- 3.8%
  Washington Mutual Bank F.A.
   (A-1, P-1)
    3.95%                               12/13/05         60,000      60,000,000
                                                                 --------------
Security Brokers & Dealers -- 5.6%
  Bank of America Securities LLC
   (A-1+, P-1)
    4.02%(c)                            10/03/05         15,250      15,250,000
  Merrill Lynch Mortgage Capital,
   Inc. (A-1, P-1)(d)
    3.95%(c)                            10/04/05         22,000      22,000,000
  Morgan Stanley Mortgage Capital,
   Inc. (A-1, P-1)(d)
    4.11%(c)                            10/03/05         50,000      50,000,000
                                                                 --------------
                                                                     87,250,000
                                                                 --------------
TOTAL MASTER NOTES
  (Cost $147,250,000)                                               147,250,000
                                                                 --------------
CORPORATE BONDS -- 0.3%
Manufacturing -- 0.3%
  General Electric Co. (A-1+, P-1)
    3.70%(c)
  (Cost $4,500,151)                     10/24/05          4,500       4,500,151
                                                                 --------------
VARIABLE RATE OBLIGATIONS -- 23.8%
Asset-Backed Securities -- 2.4%
  Racers XL (A-1, P-1)
    3.82%(c)(e)                         10/24/05         11,360      11,360,000
    3.86%(c)(e)                         08/21/06         25,000      25,000,000
                                                                 --------------
                                                                     36,360,000
                                                                 --------------
Banks -- 5.7%
  HBOS Treasury Services PLC (A-1+,
   P-1)
    4.01%(c)(e)                         12/27/05         65,000      65,000,000
  Westpac Banking Corp.
   (AA-, Aa3)(d)
    3.84%(c)                            10/11/06         24,250      24,250,000
                                                                 --------------
                                                                     89,250,000
                                                                 --------------
Finance Services -- 3.2%
  Cullinan Finance Corp. (AAA, Aaa)
    3.84%(c)                            12/15/05         50,000      49,992,898
                                                                 --------------
Life Insurance -- 4.8%
  MetLife Global Funding I (AA, Aa2)
    3.91%(c)(e)                         10/28/05         15,000      15,000,000
  Transamerica Occidental Life
   Insurance Co. (A-1+, P-1)
    4.01%(c)(f)                         12/01/05         60,000      60,000,000
                                                                 --------------
                                                                     75,000,000
                                                                 --------------

See accompanying notes to financial statements

10

                                BlackRock Funds

                             STATEMENT OF NET ASSETS
                       MONEY MARKET PORTFOLIO (Concluded)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
VARIABLE RATE OBLIGATIONS (Continued)
Municipal Bonds -- 1.6%
  De Kalb County Development
  Authority University RB Series
  1995B DN (A-1+, VMIG-1)
   3.84%(c)                             10/07/05      $ 3,875       $ 3,875,000
  North Myrtle Beach Corp. RB Series
   2005 DN (National Bank of South
   Carolina LOC) (A-1, F-1)
    3.90%(c)                            10/07/05        6,100         6,100,000
  South Central Texas IDRB Series
   1990 DN (Bank One N.A. LOC)
   (A-1, P-1)
    3.86%(c)                            10/07/05       14,800        14,800,000
                                                                 --------------
                                                                     24,775,000
                                                                 --------------
Security Brokers & Dealers -- 3.2%
  Merrill Lynch & Co., Inc. (A+, Aa3)
    3.93%(c)                            10/11/05       50,000        50,000,000
                                                                 --------------
Short-Term Business Credit
 Institutions -- 2.9%
  General Electric Capital Corp.
   (AAA, Aaa)
    3.89%(c)                            10/17/05       45,000        45,000,000
                                                                 --------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $370,377,898)                                               370,377,898
                                                                 --------------
REPURCHASE AGREEMENTS -- 7.9%
Morgan Stanley & Co., Inc.
 3.85%                                  10/03/05      123,873       123,873,000
  (Agreement dated 09/30/05 to
    be repurchased at $123,912,743,
    collateralized by $126,184,291
    Federal Home Loan Mortgage Corp.
    Bonds and Adjustable Rate
    Mortgage Notes, Federal
    National Mortgage Assoc. Bonds
    and Variable Rate Notes 4.50%
    to 7.00% due from 07/01/08 to
    09/01/35. The value of the
    collateral is $128,227,091.)
                                                                 --------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $123,873,000)                                               123,873,000
                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES
 -- 100.1%
  (Cost $1,561,395,714(a))                                        1,561,395,714
LIABILITIES IN EXCESS OF OTHER
 ASSETS -- (0.1)%                                                    (1,658,122)
                                                                 --------------
NET ASSETS -- 100.0%
  (Applicable to
  574,569,026 Institutional shares,
  411,875,118 Service shares,
  116,070,313 Hilliard Lyons shares,
  433,649,650 Investor A shares,
  18,715,914 Investor B shares and
  5,043,471 Investor C shares)                                   $1,559,737,592
                                                                 ==============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL
  SHARE
  ($574,472,981/574,569,026)                                         $  1.00
                                                                     =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SERVICE
  SHARE
  ($411,831,266/411,875,118)                                         $  1.00
                                                                     =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  HILLIARD LYONS SHARE
  ($116,065,887/116,070,313)                                         $  1.00
                                                                     =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($433,608,897/433,649,650)                                         $  1.00
                                                                     =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INVESTOR B SHARE
    ($18,715,701/18,715,914)                                         $  1.00
                                                                     =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INVESTOR C SHARE
      ($5,042,860/5,043,471)                                         $  1.00
                                                                     =======

----------
(a) Aggregate cost for Federal income tax purposes.
(b) Security is a foreign domiciled issuer which is registered with the
    Securities and Exchange Commission.
(c) Rates shown are the rates as of September 30, 2005 and maturities shown are the next interest readjustment date.
(d) Ratings reflect those of guarantor.
(e) Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September
    30, 2005, the portfolio held 7.5% of its net assets, with a current market value of $116,360,000, in securities restricted as to resale.
(f) Illiquid security. As of September 30, 2005, the Portfolio held 3.9% of its net assets, with a current market value of $60,000,000 in these securities.

See accompanying notes to financial statements

                                                                              11

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                      U.S. TREASURY MONEY MARKET PORTFOLIO

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
REPURCHASE AGREEMENTS -- 100.3%
Deutsche Bank Securities, Inc.
         3.25%                          10/03/05     $100,000      $100,000,000
    (Agreement dated 09/30/05 to
    be repurchased at
    $100,027,083, collateralized
    by $233,269,000 U.S.
    Treasury Strip Principals
    6.25% to 7.25% due from
    08/15/22 to 05/15/30. The
    value of the collateral is
    $102,000,317.)
J.P. Morgan Securities, Inc.
         3.25%                          10/03/05      100,000       100,000,000
    (Agreement dated 09/30/05 to
    be repurchased at $100,027,083,
    collateralized by $180,953,000
    U.S. Treasury Strips and Strip
    Principals 0.00% to 8.88% due
    from 02/15/13 to 02/15/24. The
    value of the collateral is
    $102,001,759.)
Lehman Brothers, Inc.
         3.35%                          10/03/05      100,000       100,000,000
    (Agreement dated 09/30/05 to
    be repurchased at
    $100,027,917, collateralized
    by $101,510,000 U.S.
    Treasury Bonds and Notes
    2.75% to 9.38% due from
    02/15/06 to 11/15/14. The
    value of the collateral is
    $101,979,701.)
Morgan Stanley & Co., Inc.
         3.25%                          10/03/05       55,343        55,343,000
    (Agreement dated 09/30/05 to
    be repurchased at
    $55,357,989, collateralized by
    $38,411,000 U.S. Treasury
    Bonds 8.88% to 9.00% due
    from 11/15/18 to 02/15/19.
    The value of the collateral is
    $56,451,294.)
UBS Securities LLC
         3.33%                          10/03/05      100,000       100,000,000
    (Agreement dated 09/30/05 to be
    repurchased at $100,027,750,
    collateralized by $183,777,000
    U.S. Treasury Strips and Strip
    Principals 0.00% to 7.13% due
    from 02/15/18 to 02/15/23. The
    value of the collateral is
    $102,000,006.)
                                                                 --------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $455,343,000)                                               455,343,000
                                                                 --------------

                                                                     Value
                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES -- 100.3%
  (Cost $455,343,000(a))                                           $455,343,000
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.3)%                                             (1,260,697)
                                                                 --------------
NET ASSETS -- 100.0%
 (Applicable to 164,931,807
 Institutional shares, 257,241,669
 Service shares and 31,978,478
 Investor A shares)                                                $454,082,303
                                                                 ==============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($164,904,680/164,931,807)                                            $  1.00
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($257,187,342/257,241,669)                                            $  1.00
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INVESTOR A SHARE
    ($31,990,281/31,978,478)                                            $  1.00
                                                                        =======

----------
(a)    Aggregate cost for Federal income tax purposes.

See accompanying notes to financial statements

12

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                        MUNICIPAL MONEY MARKET PORTFOLIO

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS -- 98.5%
Alabama -- 2.1%
  Alexander City Industrial Board
    IDRB Series 2000 DN
    (Southtrust Bank LOC)
    (A-1, P-1)
    2.85%(b)                            10/07/05       $  975       $   975,000
  Columbia IDRB (Alabama Power
    Co. Project) Series 1995B DN
    (The Southern Co. Guaranty)
    (A-1, VMIG-1)
    2.82%(b)                            10/03/05          700           700,000
  Columbia IDRB (Alabama Power
    Co. Project) Series 1999A DN
    (The Southern Co. Guaranty)
    (A-1, VMIG-1)
    2.82%(b)                            10/03/05        1,000         1,000,000
  Geneva County Health Care
    Authority RB Series 2001 DN
    (Southtrust Bank LOC)
    2.80%(b)                            10/07/05        2,833         2,833,000
  Jefferson County GO Warrants
    Series 2001B DN (Morgan
    Guaranty Trust LOC,
    Bayerische Landesbank
    Girozentrale SBPA)
    (A-1+, VMIG-1)
    2.80%(b)                            10/03/05          800           800,000
                                                                      ---------
                                                                      6,308,000
                                                                      ---------
Alaska -- 2.3%
  Alaska Housing Finance Corp.
    RB (Merrill Lynch P-Float Trust
    Receipts) Series 1998 PA-332
    DN (MBIA Insurance, Merrill
    Lynch Capital Services
    Liquidity Facility) (A-1)
    2.79%(b)(c)                         10/07/05        6,000         6,000,000
  Anchorage Water RB (Wachovia
    Merlots Trust Receipts) Series
    2004C-32 MB (MBIA
    Insurance, Wachovia Bank
    N.A. SBPA) (MIG-1)
    2.85%(c)                            04/20/06        1,000         1,000,000
                                                                      ---------
                                                                      7,000,000
                                                                      ---------
Arizona -- 1.0%
  Pima County IDA Single Family
    Mortgage RB (Draw Down
    Project) Series 2003 AMT MB
    (Trinity Funding Guaranty)
    3.80%(b)                            10/25/05        2,892         2,892,000
                                                                      ---------
Arkansas -- 0.9%
  Little Rock Residential Housing
    & Public Facilities Board
    Capital Improvement RB (Park
    Systems Project) Series 2001 DN
    (Bank of America N.A. LOC)
    (A-1+) 2.85%(b)                     10/07/05        2,570         2,570,000
                                                                      ---------
California -- 3.0%
  California Economic Recovery
    RB Series 2004C-21 DN (XLCA
    Guaranty, Dexia Credit Local
    SBPA) (A-1+, VMIG-1)
    2.72%(b)                            10/07/05          500           500,000
  California Infrastructure &
    Economic Development Bank
    RB (Asian Art Museum
    Foundation Project) Series
    2003 DN (MBIA Insurance,
    J.P. Morgan Chase Bank
    SBPA) (A-1+)
    2.76%(b)                            10/07/05        3,500         3,500,000
  Golden State Tobacco
    Securitization Corp. RB
    (Merrill Lynch P-Float Trust
    Receipts) Series 2004
    PA-1236 DN (Merrill Lynch &
    Co. Guaranty, Merrill Lynch
    Capital Services SBPA) (F-1+)
    2.83%(b)(c)                         10/07/05        1,330         1,330,000
  Pleasant Valley School District
    of Ventura County GO (Merrill
    Lynch P-Float Trust Receipts)
    Series 2005 PT-2783 DN (MBIA
    Insurance, Dexia Credit Local
    SBPA) (A-1+, AAA)
    2.77%(b)(c)                         10/07/05          150           150,000
  Puttable Floating Option
    Tax-Exempt Receipts RB
    Series 2005-PZP-2 DN (Merrill
    Lynch Capital Services SBPA)
    (F-1+)
    2.90%(b)                            10/07/05        1,490         1,490,000
  Sacramento Municipal Utility
    District RB Series 2000A DN
    (AMBAC Insurance, Wachovia
    Bank N.A. LOC) (VMIG-1)
    2.76%(b)(c)                         10/03/05        1,400         1,400,000
  Southern California Public Power
    Authority RB (San Juan Power
    Project) Series 2002 DN (FSA
    Insurance, Wachovia Bank
    N.A. LOC) (VMIG-1)
    2.76%(b)(c)                         10/07/05          685           685,000

                                                                      ---------
                                                                      9,055,000
                                                                      ---------
Colorado -- 2.0%
  Colorado Education Loan
    Program RB Series 2005
    TRAN (SP-1+, MIG-1)
    4.00%                               08/07/06        2,500         2,527,155
  Colorado Housing & Finance
    Authority RB (Single Family
    Mortgage Project) Series 2005
    MB (Trinity Funding Insurance)
    (SP-1+, MIG-1)
    2.80%                               07/05/06        2,000         2,000,000

See accompanying notes to financial statements

                                                                              13

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (Continued)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
Colorado (Continued)
  Denver Urban Renewal Authority
    Tax Increment RB (Merrill
    Lynch P-Float Trust Receipts)
    Series 2004 PT-999 DN
    (Lloyds Bank SBPA)
    (A-1, AA-)
    2.84%(b)(c)                         10/07/05       $1,500       $ 1,500,000
                                                                     ----------
                                                                      6,027,155
                                                                     ----------
Delaware -- 1.8%
  Delaware Economic
    Development Authority RB
    (Catholic Diocese of
    Wilmington Project) Series
    2002 DN (Allied Irish Bank
    PLC LOC) (VMIG-1)
    2.85%(b)                            10/07/05        3,400         3,400,000
  Delaware Economic
    Development Authority RB (St.
    Anne's Episcopal School
    Project) Series 2001 DN
    (Wilmington Trust Co. LOC)
    (A-1)
    2.85%(b)                            10/07/05        2,000         2,000,000
                                                                     ----------
                                                                      5,400,000
                                                                     ----------
Florida -- 3.1%
  Florida Housing Finance Corp.
    Multi-Family RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2000 PT-1234 DN (Merrill
    Lynch Capital Services SBPA)
    (A-1)
    2.84%(b)(c)                         10/07/05        1,470         1,470,000
  Greater Orlando Aviation
    Authority RB (Special Purpose
    Cessna Aircraft Project) Series
    2001 AMT DN (Textron, Inc.
    Guaranty) (A-2, P-1)
    3.85%(b)                            10/07/05        4,000         4,000,000
  Lee County IDRB Series 1997
    AMT DN (SunTrust Bank LOC)
    2.89%(b)                            10/07/05        1,865         1,865,000
  Putnam County Development
    Authority PCRB (Seminole
    Electric Co-op Project) Series
    1984H-3 MB (A-1, MIG-1)
    2.80%                               03/15/06        2,000         2,000,000
                                                                     ----------
                                                                      9,335,000
                                                                     ----------
Illinois -- 4.2%
  Chicago GO Tender Notes
    Series 2004 MB (State Street
    Bank & Trust Co. LOC)
    (SP-1+, MIG-1)
    2.20%                               12/08/05        1,000         1,000,000
  Illinois Development Finance
    Authority IDRB (Royal
    Continental Box Co. Project)
    Series 1995A AMT DN
    (ABN-AMRO Bank N.V. LOC)
    (A-1)
    2.84%(b)                            10/07/05          100           100,000
  Metropolitan Pier & Exposition
    Authority RB (Bear Stearns
    Trust Certificates) Series
    2005A-224 DN (MBIA
    Insurance, Bear Stearns
    Capital Markets Liquidity
    Facility) (VMIG-1)
    2.90%(b)(c)                         10/07/05          600           600,000
  Metropolitan Pier & Exposition
    Authority RB (Dedicated State
    Tax Receipts) Series 2005Z-5
    DN (MBIA Insurance,
    Goldman Sachs Liquidity
    Facility) (F-1+)
    2.83%(b)(c)                         10/07/05        1,400         1,400,000
  Metropolitan Pier & Exposition
    Authority RB (Dedicated State
    Tax Receipts) Series
    2005PZ-44 DN (MBIA
    Insurance, Merrill Lynch
    Capital Services SBPA) (F-1+)
    2.83%(b)(c)                         10/07/05          500           500,000
  Metropolitan Pier & Exposition
    Authority RB (TOC Trust
    Receipts) Series 2005Z-1 DN
    (MBIA Insurance, Goldman
    Sachs Liquidity Facility)
    (A-1, AAA)
    2.83%(b)(c)                         10/07/05          600           600,000
  Quad Cities Regional Economic
    Development Authority RB
    (Whitey's Ice Cream
    Manufacturing Project) Series
    1995 AMT DN (Bank One N.A. LOC)
    2.93%(b)                            10/07/05          805           805,000
  Regional Transportation
    Authority GO (Wachovia
    Merlots Trust Receipts) Series
    2001A-86 DN (FGIC
    Insurance, Wachovia Bank
    N.A. LOC) (VMIG-1)
    2.77%(b)(c)                         10/07/05        2,375         2,375,000
  Rockford RB (Fairhaven
    Christian Center Project)
    Series 2000 DN (Bank One
    N.A. LOC)
    2.88%(b)                            10/07/05        1,700         1,700,000
  Roselle Village IDRB
    (Abrasive-Form, Inc. Project)
    Series 1995 AMT DN
    (ABN-AMRO Bank N.V. LOC)
    2.89%(b)                            10/07/05        1,000         1,000,000
  Schaumburg IDRB (Termax
    Corp. Project) Series 2000
    AMT DN (Bank One N.A. LOC)
    2.93%(b)                            10/07/05        1,600         1,600,000

See accompanying notes to financial statements

14

                                BlackRock Funds

                             STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (Continued)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
Illinois (Continued)
  Will County Community Unit
    School District 365 GO Series
    2005 DN (FSA Insurance,
    Merrill Lynch Capital Services
    SBPA) (F-1+)
    2.83%(b)(c)                         10/07/05       $1,000       $ 1,000,000
                                                                    -----------
                                                                     12,680,000
                                                                    -----------
Indiana -- 1.8%
  Dekko Foundation Educational
    Facilities RB Series 2001 DN
    (Bank One N.A. LOC)
    2.98%(b)                            10/07/05        2,700         2,700,000
  Hendricks County Industrial
    Redevelopment Commission
    Tax Increment RB (Heartland
    Crossing Project) Series
    2000A DN (Huntington
    National Bank LOC)
    2.95%(b)                            10/07/05        1,100         1,100,000
  Indiana Transportation Finance
    Authority Highway RB Series
    2004B-21 DN (FGIC
    Insurance, Wachovia Bank
    SBPA) (A-1)
    2.77%(b)(c)                         10/07/05          100           100,000
  Monroe County IDRB (Griner
    Engineering, Inc. Project)
    Series 1997 AMT DN (Fifth
    Third Bank N.A. LOC)
    2.96%(b)                            10/07/05          615           615,000
  Vigo County Independent School
    Corp. Temporary Loan Notes
    RB Series 2005 MB
    3.25%                               12/29/05        1,000         1,001,218
                                                                    -----------
                                                                      5,516,218
                                                                    -----------
Iowa -- 0.2%
  Cedar Rapids Community
    School District TAN Series
    2005 MB
    3.75%                               06/30/06          500           503,441
                                                                    -----------
Kentucky -- 2.4%
  Kentucky Association of
    Counties Advance Revenue
    COP Series 2005 TRAN
    (SP-1+)
    4.00%                               06/30/06        3,000         3,027,193
  Newport Industrial Building RB
    (Newport Holdings Project)
    Series 2001A AMT DN
    (Huntington National Bank LOC)
    3.06%(b)                            10/07/05        1,670         1,670,000
  Pulaski County Solid Waste
    Disposal RB (National Rural
    Utilities for East Kentucky
    Power Project) Series 1993B
    AMT MB (National Rural
    Utilities Guaranty) (MIG-1)
    2.85%                               02/15/06        2,500         2,500,000
                                                                    -----------
                                                                      7,197,193
                                                                    -----------
Louisiana -- 2.2%
  Iberville Parish PCRB (Air
    Products & Chemicals Project)
    Series 1992 DN (A-1)
    2.77%(b)                            10/07/05        4,000         4,000,000
  West Baton Rouge Parish
    Industrial District No. 3 RB
    (Dow Chemical Co. Project)
    Series 1994B DN (P-2)
    2.93%(b)                            10/03/05        2,500         2,500,000
                                                                     ----------
                                                                      6,500,000
                                                                     ----------
Maryland -- 6.5%
  Baltimore County RB (Odyssey
    School Facility Project) Series
    2001 DN (M&T Bank Corp.
    LOC) (A-1)
    2.83%(b)                            10/07/05        2,815         2,815,000
  Baltimore County RB (St. Paul's
    School for Girls Facility
    Project) Series 2000 DN (M&T
    Bank Corp. LOC) (A-1)
    2.80%(b)                            10/07/05        1,825         1,825,000
  Maryland Economic Development
    Authority RB (Association of
    Catholic Charities Project)
    Series 1999A DN (M&T Bank Corp.
    LOC) (A-1)
    2.78%(b)                            10/07/05        2,395         2,395,000
  Maryland Economic Development
    Authority RB (Association of
    Catholic Charities Project)
    Series 1999B DN (M&T Bank Corp.
    LOC) (A-1)
    2.78%(b)                            10/07/05        1,425         1,425,000
  Maryland Economic
    Development Corp. RB
    (American Health Assistance
    Foundation Facility Project)
    Series 2001 DN (M&T Bank
    Corp. LOC) (A-1)
    2.83%(b)                            10/07/05        3,435         3,435,000
  Maryland Economic
    Development Corp. RB
    (Mirage-Tucker LLC Facility
    Project) Series 2002 DN (M&T
    Bank Corp. LOC) (VMIG-1)
    2.90%(b)                            10/07/05        1,325         1,325,000
  Maryland Health & Higher
    Education Facilities Authority
    RB (Adventist Healthcare
    Project) Series 2003B DN
    (M&T Bank Corp. LOC)
    (VMIG-1)
    2.80%(b)                            10/07/05        6,200         6,200,000
                                                                     ----------
                                                                     19,420,000
                                                                     ----------

See accompanying notes to financial statements

                                                                              15

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (Continued)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
Massachusetts -- 4.2%
  Commonwealth of
    Massachusetts GO (Wachovia
    Merlots Trust Receipts) Series
    2002A-9 DN (FSA Insurance,
    Wachovia Bank N.A. SBPA)
    (A-1)
    2.76%(b)(c)                         10/07/05       $1,495        $1,495,000
  Gill-Montague Regional School
    District GO Series 2005 BAN
    (SP-1+)
    3.63%                               07/28/06        2,090         2,103,952
  Massachusetts State RB Series
    2005A DN (Citibank LOC)
    (A-1+, VMIG-1)
    2.76%(b)                            10/07/05        3,000         3,000,000
  Medford GO Series 2005 BAN
    (SP-1, MIG-1)
    3.00%                               01/26/06        2,000         2,001,579
  Milton GO Series 2005 BAN
    (MIG-1)
    3.25%                               01/20/06        2,049         2,053,802
  Whitman Hanson Regional
    School District BAN (SP-1+)
    3.25%                               01/13/06        2,000         2,005,737
                                                                     ----------
                                                                     12,660,070
                                                                     ----------
Michigan -- 3.1%
  Detroit Economic Development
    Corp. RB (E.H. Association
    Ltd. Project) Series 2002 DN
    (Charter One Bank LOC)
    2.82%(b)                            10/07/05        3,190         3,190,000
  Detroit Sewer & Disposal
    Authority RB (Second Lien
    Project) Series 2001E DN
    (FGIC Insurance)
    (A-1+, MIG-1)
    2.55%(b)                            10/05/05        2,100         2,100,000
  Hartland School District GO
    Series 2005 BAN
    3.50%                               08/24/06        1,460         1,465,062
  Michigan Municipal Bond
    Authority RB Series 2005C
    MB (J.P. Morgan Chase Bank
    LOC) (SP-1+)
    4.25%                               08/18/06        1,000         1,010,406
  Michigan Strategic Fund Limited
    Obligation RB (Horizons of
    Michigan Project) Series 2001
    DN (Huntington National Bank
    LOC)
    2.95%(b)                            10/07/05        1,475         1,475,000
                                                                     ----------
                                                                      9,240,468
                                                                     ----------
Minnesota -- 0.3%
  Minnesota Housing Finance
    Agency RB (Residential
    Housing Project) Series
    2005D MB (SP-1+, MIG-1)
    2.90%                               05/18/06        1,000         1,000,000
                                                                     ----------
Mississippi -- 2.6%
  Mississippi Development Bank
    Special Obligation RB
    (Correctional Facilities Project)
    Series 2002 DN (AMBAC
    Insurance, Amsouth Bank of
    Alabama SBPA) (A-1)
    2.85%(b)                            10/07/05        3,720         3,720,000
  Mississippi Development Bank
    Special Obligation RB
    (Wachovia Merlots Trust
    Receipts) Series 2000HH MB
    (AMBAC Insurance) (Aaa)
    2.83%(b)(c)                         07/19/06        3,000         3,000,000
  Mississippi GO Series 2005-800
    MB (Aa3)
    4.00%                               04/01/06        1,000         1,005,152
                                                                     ----------
                                                                      7,725,152
                                                                     ----------
Multi-State -- 7.3%
  Clipper Tax-Exempt Certficates
    Trust RB (Certified Partner
    Multi-State Project) Series
    2004-9 AMT DN (State Street
    Bank & Trust Liquidity Facility)
    (VMIG-1)
    2.95%(b)(c)                         10/06/05        7,188         7,188,000
  Clipper Tax-Exempt Certificates
    Trust RB (Certified Partner
    Multi-State Project) Series
    2005-7 DN (FGIC & MBIA
    Insurance, State Street Bank
    & Trust SBPA) (A-1+, VMIG-1)
    2.87%(b)(c)                         10/07/05        1,700         1,700,000
  Municipal Securities Pool Trust
    Receipts RB Series 2004-18
    DN (Societe Generale SBPA)
    (A-1+)
    2.90%(b)(c)                         10/07/05        9,065         9,065,000
  Puttable Floating Option
    Tax-Exempt Receipts RB
    Series 2005A DN (Merrill
    Lynch Capital Services SBPA)
    (F-1+)
    2.90%(b)(c)                         10/07/05        2,100         2,100,000
  Puttable Floating Option Tax-Exempt
    Receipts RB Series 2005PZP-007 DN
    (Multiple LOCs) (F-1+)
    2.85%(b)(c)                         10/07/05        2,000         2,000,000
                                                                     ----------
                                                                     22,053,000
                                                                     ----------
Nevada -- 1.0%
  Clark County Economic
    Development RB (Lutheran
    Secondary School Association
    Project) Series 2000 DN (M&T
    Bank Corp. LOC) (VMIG-1)
    2.95%(b)                            10/07/05        1,500         1,500,000

See accompanying notes to financial statements

16

                                 BlackRock Funds

                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (Continued)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
Nevada (Continued)
  Reno Capital Improvement RB
    (Bear Stearns Trust
    Certificates) Series 2002A DN
    (FGIC Insurance, Bear
    Stearns LOC) (A-1)
    2.81%(b)(c)                         10/07/05       $1,390        $1,390,000
                                                                     ----------
                                                                      2,890,000
                                                                     ----------
New Hampshire -- 0.8%
  New Hampshire Health &
    Education Facilities Authority
    RB (Tilton School Project)
    Series 1999 DN (KeyBank
    N.A. LOC)
    2.82%(b)                            10/07/05        2,260         2,260,000
                                                                     ----------
New Jersey -- 0.7%
  East Rutherford GO Series 2005
    BAN (A3)
    3.50%                               01/18/06        2,205         2,209,945
                                                                     ----------
New Mexico -- 2.3%
  New Mexico Housing Authority
    Region III Multi-Family RB
    (Ladera Senior Apartments
    Project) Series 2005 AMT DN
    (AEGON GIC) (A-1+, AA)
    2.75%(b)                            12/30/05        7,000         7,000,000
                                                                     ----------
North Carolina -- 16.3%
  Buncombe County Metropolitan
    Sewer District Sewer System
    RB Series 2004 DN (XLCA
    Insurance, Bank of America
    N.A. SBPA) (A-1+, VMIG-1)
    2.75%(b)                            10/07/05        3,500         3,500,000
  Charlotte Airport RB Series
    2004D DN (MBIA Insurance,
    Bank of America N.A. SBPA)
    (A-1+, VMIG-1)
    2.73%(b)                            10/07/05        1,185         1,185,000
  Charlotte COP (Governmental
    Facilities Project) Series
    2003F DN (Bank of America
    N.A. SBPA) (A-1+, VMIG-1)
    2.75%(b)                            10/07/05        1,500         1,500,000
  Guilford County Industrial
    Facilities & Pollution Control
    Financing Authority RB
    (Quantum Group, Inc. Project)
    Series 2000 AMT DN (Bank of
    America N.A. LOC) (F-1+, AA)
    2.80%(b)                            10/07/05          615           615,000
  Guilford County Industrial
    Facilities PCRB (Recreational
    Facilities-YMCA Project)
    Series 2002 DN (Branch
    Banking & Trust Co. LOC)
    (VMIG-1)
    2.77%(b)                            10/07/05        1,700         1,700,000
  North Carolina GO Series 2002F
    DN (Wachovia Bank N.A.
    LOC) (A-1, VMIG-1)
    2.62%(b)                            10/07/05        1,100         1,100,000
  North Carolina GO Series
    2003A-23 DN (Wachovia Bank
    N.A. SBPA) (A-1)
    2.77%(b)(c)                         10/07/05          300           300,000
  North Carolina Medical Care
    Commission Health Care
    Facilities RB (Carolina
    Meadows, Inc. Project) Series
    2004 DN (Allied Irish Bank
    PLC LOC) (VMIG-1)
    2.77%(b)                            10/07/05        2,000         2,000,000
  North Carolina Medical Care
    Commission Health Care
    Facilities RB (Novant Health
    Group Project) Series 2004A
    DN (J.P. Morgan Chase Bank
    SBPA) (A-1+, VMIG-1)
    2.75%(b)                            10/07/05        2,100         2,100,000
  North Carolina Medical Care
    Commission Health Care
    Facilities RB (Novant Health
    Group Project) Series 2004B
    DN (Morgan Guaranty Trust
    LOC) (A-1+, VMIG-1)
    2.67%(b)                            10/07/05        3,000         3,000,000
  North Carolina Medical Care
    Commission Hospital RB
    (Baptist Hospitals Project)
    Series 2000 DN (Wachovia
    Bank N.A. LOC)
    (A-1, VMIG-1)
    2.74%(b)                            10/07/05        6,400         6,400,000
  North Carolina Medical Care
    Commission Hospital RB
    (Lutheran Retirement Project)
    Series 1999 DN (Bank of
    America N.A. LOC) (F-1+)
    2.75%(b)                            10/07/05        1,965         1,965,000
  North Carolina Medical Care
    Commission Hospital RB
    (McDowell Hospital, Inc.
    Project) Series 1999 DN
    (Wachovia Bank N.A. SBPA)
    (A-1)
    2.75%(b)                            10/03/05          150           150,000
  North Carolina Medical Care
    Commission Hospital RB
    (Moses H. Cone Memorial
    Hospital Project) Series 1993
    DN (Wachovia Bank N.A.
    LOC) (A-1+)
    2.78%(b)                            10/07/05          300           300,000
  North Carolina Medical Care
    Commission Hospital RB
    (Park Ridge Hospital Project)
    Series 1988 DN (NationsBank
    LOC) (A-1+)
    2.74%(b)                            10/07/05        3,125         3,125,000
  North Carolina Medical Care
    Commission Retirement
    Facilities RB (United Methodist
    Project) Series 2005B DN (Branch
    Banking & Trust Co. LOC) (VMIG-1)
    2.77%(b)                            10/07/05        1,300         1,300,000
  North Carolina Medical Care
    Community Hospital RB
    (Moses Cone Health Systems)
    Series 2004A DN (A-1+)
    2.75%(b)                            10/07/05        1,500         1,500,000

See accompanying notes to financial statements

                                                                              17

                                 BlackRock Funds

                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (Continued)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
  North Carolina Municipal Power
    Agency RB (Merrill Lynch
    P-Float Trust Receipts,
    Catawba Electric Co. Project)
    Series 2003 MB (AMBAC
    Insurance, Merrill Lynch
    Capital Services SPBA) (F-1+)
    2.40%(c)                            01/19/06       $2,000       $ 2,000,000
  Raleigh County COP (Downtown
    Improvement Project) Series
    2004A DN (Depfa Bank PLC
    SBPA) (A-1+, VMIG-1)
    2.74%(b)                            10/07/05          700           700,000
  Raleigh County COP (Packaging
    Facilities Project) Series
    2000A DN (Bank of America
    N.A. SBPA) (A-1+, VMIG-1)
    2.74%(b)                            10/07/05        1,255         1,255,000
  Raleigh Durham Airport Authority
    RB Series 2002 AMT DN
    (FGIC Insurance)
    (VMIG-1, F-1+)
    2.83%(b)                            10/07/05          800           800,000
  Rockingham County Industrial
    Facilities PCRB (Whiteridge,
    Inc. Project) Series 1998 AMT
    DN (Branch Banking & Trust
    Co. LOC) (Aa3, VMIG-1)
    2.87%(b)                            10/07/05           60            60,000
  Union County GO Series 2005B
    DN (Depfa Bank PLC SBPA)
    2.75%(b)                            10/07/05        5,000         5,000,000
  Wake County GO (CDC Trust
    Receipts) Series 2005-9-A DN
    (IXIS Municipal Products
    Liquidity Facility) (A-1+)
    2.79%(b)(c)                         10/07/05        1,700         1,700,000
  Winston-Salem Water & Sewer
    System RB Series 2002C DN
    (A-1+, VMIG-1)
    2.74%(b)                            10/07/05        5,675         5,675,000
                                                                     ----------
                                                                     48,930,000
                                                                     ----------
North Dakota -- 0.1%
  North Dakota Housing Finance
    Agency RB Series 2001A-19 AMT DN
    (Wachovia Bank N.A. LOC) (VMIG-1)
    2.82%(b)(c)                         10/07/05          330           330,000
                                                                     ----------
Ohio -- 3.1%
  Huber Heights GO (Water
    Systems Improvement Project)
    Series 2005 MB
    3.25%                               11/01/05        2,000         2,001,079
  Lucas County Economic
    Development RB (Maumee
    Valley Country Day School
    Project) Series 1998 AMT DN
    (American National Bank &
    Trust Co. LOC)
    3.73%(b)                            10/07/05        1,030         1,030,000
  Montgomery County Healthcare
    Facilities RB Series 2002 DN
    (Bank One N.A. LOC)
    2.88%(b)                            10/07/05        2,100         2,100,000
  Ohio Higher Educational Facility
    Community RB Series 2000C DN
    (Fifth Third Bank N.A. LOC)
    2.83%(b)                            10/07/05          840           840,000
  Ohio PCRB (Ross Incineration
    Project) Series 2000-1 AMT
    DN (Bank One N.A. LOC)
    2.93%(b)                            10/07/05          775           775,000
  Summit County Civic Facility RB
    (Akron Area Electric Junction
    Project) Series 2001 DN
    2.82%(b)                            10/07/05        1,360         1,360,000
  Wood County IDRB (Aluminite,
    Inc. Project) Series 1997 AMT
    DN (Sky Bank LOC)
    3.73%(b)                            10/07/05        1,280         1,280,000
                                                                     ----------
                                                                      9,386,079
                                                                     ----------
Pennsylvania -- 3.6%
  Delaware County IDA PCRB
    (Exelon Generation Co. LLC
    Project) DN (Wachovia Bank
    LOC) (A-1+, VMIG-1)
    2.95%(b)                            10/07/05          400           400,000
  Lancaster County Hospital
    Authority RB (Health
    Center-Masonic Homes
    Project) Series 1996 DN
    (Wachovia Bank LOC)
    (VMIG-1)
    2.75%(b)                            10/07/05        3,100         3,100,000
  Philadelphia Authority IDRB
    (Settlement Music School
    Project) Series 2004 DN
    (Allied Irish Bank PLC)
    (VMIG-1)
    2.78%(b)                            10/07/05        1,250         1,250,000
  Philadelphia IDRB (Gift of Life
    Donor Program Project) Series
    2003 DN (Commerce Bank
    N.A. LOC) (A-1, VMIG-1)
    2.78%(b)                            10/07/05        1,000         1,000,000
  Philadelphia Water RB
    (ABN-AMRO Munitops Trust
    Certificates) Series 2005-15
    AMT MB (FSA Insurance,
    ABN-AMRO Bank N.V. SBPA)
    (F-1+)
    2.85%(c)                            12/08/05        2,995         2,995,000
  Venango County GO (Scrubgrass
    Project) Series 2005 TECP (Dexia
    Bank N.A. LOC) (A-1+, P-1)
    2.80%                               10/07/05        2,000         2,000,000
                                                                     ----------
                                                                     10,745,000
                                                                     ----------

See accompanying notes to financial statements

18

                                 BlackRock Funds

                            STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (Continued)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
Puerto Rico -- 1.1%
  Commonwealth of Puerto Rico
    GO (Tender Option
    Certificates) Series 2001 DN
    (FSA Insurance, Bank of New
    York Liquidity Facility) (A-1+)
    2.76%(b)(c)                         10/03/05       $  100       $   100,000
  Commonwealth of Puerto Rico
    Highway & Transportation
    Authority RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2002 PT-1052 DN (Merrill
    Lynch & Co. Guaranty, Merrill
    Lynch Capital Services SBPA)
    (A-1)
    2.78%(b)(c)                         10/07/05          700           700,000
  Commonwealth of Puerto Rico
    Highway & Transportation
    Authority RB Series 1998A DN
    (AMBAC Insurance, Bank of
    Nova Scotia SBPA)
    (A-1+, VMIG-1)
    2.72%(b)                            10/07/05          700           700,000
  Puerto Rico Public Financing
    Corp. RB (Morgan Stanley
    Trust Certificates) Series
    2001-520 DN (MBIA
    Insurance, Morgan Stanley
    Dean Witter Liquidity Facility)
    (VMIG-1)
    2.73%(b)(c)                         10/07/05        1,845         1,845,000
                                                                     ----------
                                                                      3,345,000
                                                                     ----------
South Carolina -- 1.9%
  Greenwood County Exempt
    Facility IDRB Series 2004 AMT DN
    (Fuji Photo Film Co. Guaranty)
    (A-1+)
    2.91%(b)                            10/07/05        1,500         1,500,000
  Greenwood School District No.
    50 GO Series 2005 MB
    (AA, Aa1)
    3.00%                               03/01/06          680           680,612
  Medical University Hospital
    Authority RB Series 2005A-5
    DN (MBIA Insurance, Bank of
    America N.A. SBPA) (VMIG-1)
    2.80%(b)(c)                         10/07/05        2,230         2,230,000
  South Carolina Housing Finance
    & Development RB (Arrington
    Place Apartment Project)
    Series 2001 AMT DN
    (SunTrust Bank LOC)
    (VMIG-1)
    2.85%(b)                            10/07/05        1,300         1,300,000
                                                                     ----------
                                                                      5,710,612
                                                                     ----------
Texas -- 5.4%
  Frisco Independent School
    District GO Series 2004C-24
    DN (VMIG-1)
    2.77%(b)(c)                         10/07/05        3,430         3,430,000
  Gulf Coast IDRB (Cinergy
    Solutions Project) Series 2004
    AMT DN (Cinergy Co.
    Guaranty) (A-2, VMIG-2)
    3.00%(b)                            10/07/05        2,800         2,800,000
  Lower Colorado River Authority
    RB (Wachovia Merlots Trust
    Receipts) Series 2000 DN
    (FSA Insurance, Wachovia
    Bank N.A. SBPA)
    (Aaa, VMIG-1)
    2.77%(b)(c)                         10/07/05        1,900         1,900,000
  Lower Neches Valley Authority
    PCRB (Chevron USA, Inc.
    Project) Series 1987 MB
    (Chevron-Texaco Guaranty)
    (A-1+, P-1)
    2.83%                               02/15/06        1,200         1,200,000
  Northside Independent School
    District GO (School Building
    Project) Series 2005 MB
    (Depfa Bank SBPA)
    (A-1+, VMIG-1)
    2.85%                               06/15/06        1,800         1,800,000
  San Antonio Electric & Gas
    Systems RB (Jr. Lien Project)
    Series 2004 MB (Banque
    Nationale de Paribas SBPA)
    (A-1+, MIG-1)
    2.20%                               12/01/05        5,000         5,000,000
                                                                     ----------
                                                                     16,130,000
                                                                     ----------
Vermont -- 0.1%
  Vermont Educational & Health
    Buildings Financing Agency
    RB (Rutland Medical Center
    Project) Series 2001A DN
    (National Westminster Bank
    LOC) (A-1)
    2.82%(b)                            10/07/05          400           400,000
                                                                     ----------
Virginia -- 6.4%
  Alexandria IDRB (Goodwin
    House Project) Series 2005
    DN (F-1+)
    2.80%(b)                            10/07/05        1,600         1,600,000
  Alexandria IDRB (YMCA of
    Billings Project) Series 1998
    DN (M&T Bank Corp. LOC)
    (A-1)
    2.74%(b)                            10/07/05        2,625         2,625,000
  Chesapeake Bay Bridge &
    Tunnel Commonwealth District
    RB (Wachovia Merlots Trust
    Receipts) Series 2003 DN
    (MBIA Insurance, Wachovia
    Bank N.A. Liquidity Facility)
    (VMIG-1)
    2.77%(b)(c)                         10/03/05        1,095         1,095,000
  Commonwealth of Virginia
    Transportation Board RB
    (Citibank Trust Receipts)
    Series 2002-1013 DN
    (Citibank Liquidity Facility)
    (A-1+)
    2.79%(b)(c)                         10/07/05          395           395,000

See accompanying notes to financial statements

                                                                              19

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (Continued)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
Virginia (Continued)
  Fairfax County Economic
    Development Authority RB
    (National Industries for Severe
    Handicap Project) Series 2002
    DN (SunTrust Bank LOC)
    (VMIG-1)
    2.75%(b)                            10/07/05       $  450        $  450,000
  Fairfax County GO Series
    2005-1036 DN (Morgan
    Stanley Group Liquidity
    Facility) (AAA, F-1+)
    2.78%(b)(c)                         10/07/05        1,610         1,610,000
  Fairfax County IDRB (Fairfax
    Hospital System Project)
    Series 1988B DN (Inova
    Health System Liquidity
    Facility) (A-1+, VMIG-1)
    2.66%(b)                            10/07/05          100           100,000
  Halifax County GO (Vepco
    Project) Series 2005 TECP
    (Dominion Resources
    Guaranty) (A-2, P-1)
    2.53%                               10/07/05        2,000         2,000,000
  Hampton Roads Regional Jail
    Authority Facilities RB
    (Citibank Trust Receipts)
    Series 2004
    ROC-RR-II-R-2156 DN (MBIA
    Insurance, Citibank Liquidity
    Facility) (VMIG-1)
    2.79%(b)(c)                         10/07/05          670           670,000
  Harrisonburg Redevelopment &
    Housing Authority Lease
    Purchase RB Series 2001A
    DN (Societe Generale LOC)
    (A-1+)
    2.78%(b)                            10/07/05        1,600         1,600,000
  Loudoun County IDRB (Hill
    School Project) Series 2002
    DN (SunTrust Bank LOC)
    (AA-, A-1+)
    2.75%(b)                            10/07/05        1,100         1,100,000
  Loudoun County IDRB (Howard
    Hughes Medical Institute
    Project) Series 2003F DN
    (A-1+, VMIG-1)
    2.73%(b)                            10/07/05          400           400,000
  Norfolk Redevelopment &
    Housing Authority Multi-Family
    Housing RB (Residential
    Rental Project) Series 2003
    AMT DN (SunTrust Bank LOC)
    2.90%(b)                            10/07/05        2,055         2,055,000
  Prince William County GO
    (Vepco Project) Series 2005
    TECP (Dominion Resources
    Guaranty) (A-2, P-1)
    2.53%                               10/07/05          400           400,000
  Richmond IDRB (Diocese of
    Virginia Church School
    Project) Series 2001 DN
    (SunTrust Bank LOC)
    (VMIG-1)
    2.81%(b)                            10/03/05          600           600,000
  Roanoke IDA Hospital RB Series
    2002 DN (J.P. Morgan Chase
    Bank SBPA) (A-1+, VMIG-1)
    2.81%(b)                            10/07/05          500           500,000
  Tobacco Settlement Financing
    Corp. RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2005 PA-1303 DN (Merrill
    Lynch & Co. Guaranty, Merrill
    Lynch Capital Services SBPA)
    (F-1+)
    2.83%(b)(c)                         10/07/05        1,200         1,200,000
  Virginia Public Building Authority
    RB Series 2004 ROCS-RR-
    II-6027 DN (Citibank Liquidity
    Facility) (A-1+, AA+)
    2.79%(b)(c)                         10/07/05          900           900,000
                                                                     ----------
                                                                     19,300,000
                                                                     ----------
Washington -- 1.9%
  Energy Northwest Electric RB
    (Project No. 3) Series
    2003B-3-1 DN (A-1+, VMIG-1)
    2.74%(b)                            10/07/05        5,000         5,000,000
  Yakima County Public Corp. RB
    (Michelsen Packaging Co.
    Project) Series 2000 AMT DN
    (Bank of America N.A. LOC)
    (A-1+)
    2.85%(b)                            10/07/05          605           605,000
                                                                     ----------
                                                                      5,605,000
                                                                     ----------
Wisconsin -- 2.8%
  Amery IDRB (Plastech Corp.
    Project) Series 1997 AMT DN
    (U.S. Bank N.A. LOC)
    2.94%(b)                            10/07/05        2,000         2,000,000
  Mequon IDRB (Johnson Level
    GRW Investment Project)
    Series 1995 AMT DN (Bank
    One N.A. LOC)
    2.93%(b)                            10/03/05          565           565,000
  Wisconsin Health & Educational
    Facilities Authority RB
    (Froedtert & Community
    Health Project) Series 2005B
    DN (A-1+, F-1+)
    2.75%(b)                            10/07/05        5,900         5,900,000
                                                                     ----------
                                                                      8,465,000
                                                                     ----------

See accompanying notes to financial statements

20

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                  MUNICIPAL MONEY MARKET PORTFOLIO (Concluded)

As of September 30, 2005

                                                                     Value
                                                                 --------------
TOTAL INVESTMENTS IN SECURITIES -- 98.5%
  (Cost $295,789,333(a))                                           $295,789,333
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.5%                                                 4,501,881
                                                                   ------------
NET ASSETS -- 100.0%
  (Applicable to
  75,733,412 Institutional shares,
  93,879,107 Service shares,
  126,408,918 Hilliard Lyons shares
  and 4,261,760 Investor A shares)                                 $300,291,214
                                                                   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($75,788,509/75,733,412)                                              $  1.00
                                                                        =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  SERVICE SHARE
  ($93,844,118/93,879,107)                                              $  1.00
                                                                        =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  HILLIARD LYONS SHARE
  ($126,396,805/126,408,918)                                            $  1.00
                                                                        =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
      ($4,261,782/4,261,760)                                            $  1.00
                                                                        =======

----------
(a) Aggregate cost for Federal income tax purposes.
(b) Rates shown are the rates as of September 30, 2005 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c) Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September
    30, 2005, the portfolio held 23.8% of its net assets, with a current market value of $71,448,000, in securities restricted as to resale.

See accompanying notes to financial statements

                                                                              21

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                  NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS -- 98.3%
New Jersey - 98.3%
  Bernards Township GO Series
    2005 BAN
    4.25%                               09/08/06       $2,335        $2,361,546
  Chester Township GO Series
    2005 BAN
    3.75%                               05/26/06        1,028         1,035,179
  Egg Harbor GO Series 2005
    BAN
    3.75%                               12/08/05        3,033         3,039,549
  Jersey City Redevelopment
    Authority RB (Dixon Hills
    Project) Series 2000A DN
    (Federal National Mortgage
    Association Guaranty, Federal
    National Mortgage Association
    Liquidity Facility) (A-1+)
    2.75%(b)                            10/07/05        3,350         3,350,000
  Little Ferry GO Series 2005 BAN
    4.00%                               07/21/06        1,100         1,110,563
  Manville GO Series 2006 BAN
    3.50%                               06/27/06        2,683         2,694,230
  Middle Township GO (Special
    Emergency Notes) Series
    2005 MB
    4.00%                               07/21/06        1,000         1,009,370
  Middle Township GO Series
    2005C BAN
    3.75%                               01/20/06        2,408         2,415,666
  Middlesex County Improvement
    Authority RB (Woodbridge
    Township Guaranteed Project)
    Series 2004 MB
    3.50%                               12/22/05        3,000         3,008,901
  New Jersey Economic
    Development Authority
    Multi-Mode IDRB (V&S Amboy
    Galvanizing LLC Project)
    Series 1999 AMT DN
    (KeyBank N.A. LOC)
    2.89%(b)                            10/07/05        2,270         2,270,000
  New Jersey Economic
    Development Authority RB
    (Cigarette Project) Series
    2004R ROC-II DN (Citigroup
    Guaranty) (VMIG-1)
    2.83%(b)(c)                         10/07/05        2,085         2,085,000
  New Jersey Economic
    Development Authority RB
    (Citibank P-Float Trust
    Receipts) Series 2004
    ROCS-II-R-309 DN (Assured
    Guaranty Corp. Insurance,
    Citibank N.A. SBPA) (A-1+)
    2.80%(b)(c)                         10/07/05        7,495         7,495,000
  New Jersey Economic
    Development Authority RB
    (Denglas Technologies
    Project) Series 2000 AMT DN
    (Commerce Bank N.A. LOC)
    2.90%(b)                            10/07/05        1,200         1,200,000
  New Jersey Economic
    Development Authority RB
    (First Mortgage-Winchester
    Project) Series 2004B DN
    (VMIG-1)
    2.78%(b)                            10/07/05        2,365         2,365,000
  New Jersey Economic
    Development Authority RB
    (Hamilton Industrial
    Development Project) Series
    1998 AMT DN (Wachovia
    Bank N.A. LOC)
    2.81%(b)                            10/07/05        1,625         1,625,000
  New Jersey Economic
    Development Authority RB (J.
    James Realty Co. Project)
    Series 1998 AMT DN
    (Wachovia Bank N.A. LOC)
    2.86%(b)                            10/07/05          580           580,000
  New Jersey Economic
    Development Authority RB
    (Jacea LLC Project) Series
    2004 AMT DN (Wachovia
    Bank N.A. LOC)
    2.86%(b)                            10/07/05        3,465         3,465,000
  New Jersey Economic Development
    Authority RB (Landesbank
    Hessen-Thuringen Girozentrale
    P-Float Trust Receipts) Series
    2004 MT-035 DN (Assured Guaranty
    Corp. Insurance, Landesbank
    Hessen-Thuringen Girozentrale
    SBPA) (A-1)
    2.78%(b)(c)                         10/07/05        6,850         6,850,000
  New Jersey Economic
    Development Authority RB
    (Macon Trust) Series 2005H
    DN (FGIC Insurance, Bank of
    America N.A. LOC) (A-1+)
    2.78%(b)(c)                         10/07/05          625           625,000
  New Jersey Economic
    Development Authority RB
    (Nandan Co. Project) Series
    2000 AMT DN (M&T Bank
    Corp. LOC) (A-1)
    2.80%(b)                            10/07/05        3,480         3,480,000
  New Jersey Economic
    Development Authority RB
    (Nandan Co. Project) Series
    2001 AMT DN (M&T Bank
    Corp. LOC) (A-1)
    2.80%(b)                            10/07/05        1,765         1,765,000
  New Jersey Economic Development
    Authority RB (Pennington
    Montessori School Project) Series
    1998 DN (Wachovia Bank N.A. LOC)
    2.86%(b)                            10/07/05        1,125         1,125,000
  New Jersey Economic
    Development Authority RB
    (Princeton Day School Project)
    Series 2005 DN
    2.75%                               10/07/05        5,000         5,000,000
  New Jersey Economic
    Development Authority RB
    (Project PT-2634) Series 2005
    DN (FSA Insurance, Merrill
    Lynch SBPA) (A-1)
    2.78%(b)(c)                         10/07/05        7,700         7,700,000

See accompanying notes to financial statements

22

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
             NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO (Continued)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
  New Jersey Economic
    Development Authority RB
    (Thermal Energy LP Project)
    Series 1995 AMT DN (Bank
    One N.A. LOC) (VMIG-1)
    2.80%(b)                            10/07/05       $  750        $  750,000
  New Jersey Economic
    Development Authority
    Thermal Energy Facilities RB
    (Marina Energy LLC Project)
    Series 2001A AMT DN
    (Wachovia Bank N.A. LOC)
    (A-1, VMIG-1)
    2.77%(b)                            10/07/05        2,000         2,000,000
  New Jersey Educational
    Facilities Authority RB
    (Princeton University Project)
    TECP
    2.70%                               11/04/05        5,000         5,000,000
  New Jersey Environmental
    Infrastructure Trust RB Series
    2004-585 AMT DN (J.P.
    Morgan Chase Bank SBPA)
    (VMIG-1)
    2.80%(b)(c)                         10/07/05        4,030         4,030,000
  New Jersey Health Care
    Facilites Financing Authority
    RB Series 2004A-4 DN
    (VMIG-1)
    2.72%(b)                            10/07/05          200           200,000
  New Jersey Health Care
    Facilities Financing Authority
    RB (Beth Israel Hospital
    Project) Series 2004A-2 DN
    (Commerce Bank LOC)
    (VIMG-1)
    2.75%(b)                            10/07/05        1,185         1,185,000
  New Jersey Health Care
    Facilities Financing Authority
    RB (Merrill Lynch P-Float Trust
    Receipts) Series 2001
    PT-1319 DN (AMBAC
    Insurance, Merrill Lynch
    Capital Services SBPA) (A-1)
    2.80%(b)(c)                         10/07/05        7,930         7,930,000
  New Jersey Health Care
    Facilities Financing Authority
    RB (Recovery Management
    Systems, Inc. Project) Series
    2005 DN (Commerce Bank
    N.A. LOC) (VMIG-1)
    2.75%(b)                            10/07/05        2,900         2,900,000
  New Jersey Health Care
    Facilities Financing Authority
    RB Series 2004-943 DN
    (Morgan Stanley Group
    Liquidity Facility, FGIC
    Insurance) (F-1+)
    2.79%(b)                            10/07/05        3,530         3,530,000
  New Jersey Healthcare Facilities
    Financing Authority RB (Virtua
    Health Project) Series 2004
    DN (Wachovia Bank LOC)
    (VMIG-1)
    2.71%(b)                            10/07/05        1,600         1,600,000
  New Jersey Housing & Mortgage
    Finance Agency Multi-Family
    RB Series 2005-1012 AMT DN
    (FGIC Insurance, Morgan
    Stanley Liquid Facility)
    (VIMG-1)
    2.81%(b)(c)                         10/07/05       $2,605        $2,605,000
  New Jersey Housing & Mortgage
    Finance Agency RB
    (Multi-Family Housing Project)
    Series 2002D DN (FSA
    Insured, Lehman SBPA)
    (VMIG-1)
    2.78%(b)(c)                         10/07/05          700           700,000
  New Jersey Housing & Mortgage
    Finance Agency RB
    (Wachovia Merlots Trust
    Receipts) Series 2000A-2 DN
    (MBIA Insurance, Wachovia
    Bank N.A. SBPA) (Aaa)
    2.81%(b)(c)                         10/07/05        1,285         1,285,000
  New Jersey Tobacco Settlement
    Financing Corp. RB (Merrill
    Lynch P-Float Trust Receipts)
    Series 2005 PA-1284 DN
    (Merrill Lynch SBPA, Merrill
    Lynch Guarantor) (A-1)
    2.81%(b)(c)                         10/07/05        5,975         5,975,000
  New Jersey Transportation Trust
    Fund Authority RB Series
    2004-967 DN (FSA Insurance,
    Morgan Stanley Group
    Liquidity Facility) (AAA, F-1+)
    2.77%(b)(c)                         10/07/05        3,000         3,000,000
  New Jersey Turnpike Authority RB
    Series 2003C-3 DN (FSA Insurance)
    (A-1+, VMIG-1)
    2.73%(b)                            10/07/05          530           530,000
  New Jersey Turnpike Authority
    RB Series 2005-II-R-4071 DN
    (Citigroup Liquidity Facility,
    FSA Insurance) (VMIG-1)
    2.78%(b)(c)                         10/07/05        2,500         2,500,000
  Port Authority of New York &
    New Jersey RB Series
    2005-1089 DN
    2.82%(b)(c)                         10/07/05        1,760         1,760,000
  Port Authority of New York &
    New Jersey RB Series
    2005-1095 DN
    2.82%(b)(c)                         10/07/05        2,980         2,980,000
  Port Authority of New York &
    New Jersey RB Series
    2005-3177 DN
    2.80%(b)(c)                         10/07/05        6,585         6,585,000
  Port Authority of New York &
    New Jersey Special Obligation
    RB (Merrill Lynch P-Float Trust
    Receipts) Series 2004-056
    AMT DN (FGIC Insurance,
    Banque Nationale de Paribas
    SBPA) (F-1+)
    2.80%(b)(c)                         10/07/05        7,855         7,855,000

See accompanying notes to financial statements

                                                                              23

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
             NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO (Concluded)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
  Salem County Pollution Control
    Financing Authority RB
    (Atlantic City Electric Co.
    Project) Series 1997A DN
    (Bank of New York LOC)
    (A-1+, VMIG-1)
    2.74%(b)                            10/07/05        $ 800      $    800,000
  Southampton GO Series 2005B
    BAN
    4.00%                               07/28/06        2,564         2,588,014
  Vernon Township GO Series
    2005 BAN
    3.25%                               01/13/06        3,000         3,007,932
  Washington Township Warren
    County GO Series 2004 BAN
    3.25%                               11/01/05        1,425         1,426,184
  Weehawken Township GO
    Series 2005 BAN
    4.00%                               07/14/06        1,000         1,007,601
  West Milford Township GO
    Series 2005 BAN
    3.25%                               01/28/06        5,166         5,175,889
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES -- 98.3%
  (Cost $146,560,624(a))                                            146,560,624
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.7%                                                  2,589,120
                                                                   ------------
NET ASSETS -- 100.0% (Applicable to
  74,324,326 Institutional shares,
  59,813,494 Service shares and
  15,020,488 Investor A shares)                                    $149,149,744
                                                                   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($74,329,012/74,324,326)                                              $  1.00
                                                                        =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  SERVICE SHARE
  ($59,794,066/59,813,494)                                              $  1.00
                                                                        =======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($15,026,666/15,020,488)                                              $  1.00
                                                                        =======

----------
(a) Aggregate cost for Federal income tax purposes.
(b) Rates shown are the rates as of September 30, 2005 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c) Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September
    30, 2005, the fund held 48.2% of its net assets, with a current market value of $71,960,000, in securities restricted as to resale.

See accompanying notes to financial statements

24

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                 NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS - 99.6%
North Carolina - 98.7%
  Charlotte GO Series 1998 MB
    (AAA, Aaa)
    5.25%                               02/01/06       $  230        $  232,049
  Charlotte Water & Sewer System
    GO Series 2005 TECP
    (Wachovia Bank LOC)
    (A-1+, P-1)
    2.88%                               06/08/06        1,400         1,400,000
  Charlotte Water & Sewer System
    RB Series 2005 TECP
    (Wachovia Bank LOC)
    (F-1+, A-1+)
    2.90%                               04/26/06        1,300         1,300,000
  Cleveland County Industrial
    Facilities PCRB (Blanchford
    Rubber Project) Series 2003
    DN (Bank One N.A. LOC)
    2.83%(b)                            10/07/05        2,530         2,530,000
  Guilford County Industrial
    Facilities PCRB (Recreational
    Facilities-YMCA Project)
    Series 2002 DN (Branch
    Banking & Trust Co. LOC)
    (VMIG-1)
    2.77%(b)                            10/07/05          115           115,000
  High Point Combined Enterprise
    System RB Series 2005-998
    DN (FGIC Insurance, Morgan
    Stanley Liquidity Facility)
    (F-1+)
    2.78%(b)(c)                         10/07/05          683           683,000
  Lee County Industrial Facilities
    PCRB (Trion, Inc. Project)
    Series 1995 DN (Wachovia
    Bank N.A. LOC)
    2.85%(b)                            10/07/05          100           100,000
  Lee County Industrial Facilities
    PCRB (Var-Arden Corp.
    Project) Series 1999 AMT DN
    (Comerica Bank N.A. LOC)
    2.91%(b)                            10/07/05        5,000         5,000,000
  Mecklenburg County Industrial
    Facilities PCRB (Peidmont
    Plastics Project) Series 1997
    AMT DN (Branch Banking &
    Trust Co. LOC) (Aa3, VMIG-1)
    2.87%(b)                            10/07/05          990           990,000
  Mecklenburg County Public
    Improvement GO Series MB
    1998A (AAA, Aaa)
    4.40%                               02/01/06          150           150,812
  North Carolina Clipper
    Certificates of Partnership
    Trust RB Series 2005 144A
    DN (State Street Bank & Trust
    LOC) (VMIG-1)
    2.83%(b)(c)                         10/07/05        2,745         2,745,000
  North Carolina Eastern Municipal
    Power Systems RB Series
    1996A MB (MBIA Insured)
    (AAA, Aaa)
    6.00%                               01/01/06        2,020         2,036,655
  North Carolina Educational
    Facilities Finance Agency RB
    (Duke University Project)
    Series 1991B DN
    (A-1+, VMIG-1)
    2.70%(b)                            10/07/05        2,800         2,800,000
  North Carolina Housing Finance
    Agency RB Series 2002
    ROC-II-R-175 DN (Salomon
    Smith Barney Liquidity Facility)
    (VMIG-1)
    2.83%(b)(c)                         10/07/05        5,920         5,920,000
  North Carolina Medical Care
    Commission Health Care
    Facilities RB (Carolina
    Meadows, Inc. Project) Series
    2004 DN (Allied Irish Bank
    PLC LOC) (VMIG-1)
    2.77%(b)                            10/07/05        3,000         3,000,000
  North Carolina Medical Care
    Commission Health Care
    Facilities RB (Lutheran
    Services for the Aging Project)
    Series 1998 DN (Branch
    Banking & Trust Co. LOC)
    (A-1, VMIG-1)
    2.75%(b)                            10/07/05          100           100,000
  North Carolina Medical Care
    Commission Health Care
    Facilities RB (Novant Health
    Group Project) Series 2004A
    DN (J.P. Morgan Chase Bank
    SBPA) (A-1+, VMIG-1)
    2.75%(b)                            10/07/05          500           500,000
  North Carolina Medical Care
    Commission Hospital RB
    (Aces-Pooled Equipment
    Financing Project) Series 1985
    DN (MBIA Insurance, KBC
    Bank SBPA) (A-1+, VMIG-1)
    2.75%(b)                            10/07/05        1,100         1,100,000
  North Carolina Medical Care
    Commission Hospital RB
    (Baptist Hospital Project)
    Series 1996 DN (Wachovia
    Bank N.A. LOC)
    (A-1+, VMIG-1)
    2.76%(b)                            10/07/05          200           200,000
  North Carolina Medical Care
    Commission Hospital RB
    (Lincoln Health System
    Project) Series 1996A DN
    (Bank of America N.A. LOC)
    (A-1, VMIG-1)
    2.75%(b)                            10/07/05          600           600,000
  North Carolina Medical Care
    Commission Hospital RB
    (Park Ridge Hospital Project)
    Series 1988 DN (NationsBank
    LOC) (A-1+)
    2.74%(b)                            10/07/05          800           800,000

See accompanying notes to financial statements

                                                                              25

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
           NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO (Continued)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
  North Carolina Medical Care
    Commission Retirement Facilities
    RB (Aldersgate Project) Series
    2001 DN (Branch Banking & Trust
    Co. LOC) (A-1)
    2.88%(b)                            10/07/05       $1,185        $1,185,000
  North Carolina Medical Care
    Commission Retirement Facilities
    RB (Brookwood Project) Series
    2001C DN (Branch Banking & Trust
    Co. LOC) (A-1)
    2.88%(b)                            10/07/05          600           600,000
  North Carolina Medical Care
    Community Hospital RB
    (Moses Cone Health System
    Project) Series 2001B DN
    (Chase Manhattan LOC)
    (A-1+)
    2.75%(b)                            10/07/05          700           700,000
  North Carolina Medical Care
    Community Hospital RB
    (Moses Cone Health System
    Project) Series 2004A DN
    (A-1+)
    2.75%(b)                            10/07/05        1,700         1,700,000
  North Carolina Municipal Power
    Agency RB (Merrill Lynch
    P-Float Trust Receipts,
    Catawba Electric Co. Project)
    Series 2003 MB (AMBAC
    Insurance, Merrill Lynch
    Capital Services SPBA) (F-1+)
    2.40%(c)                            01/19/06        2,000         2,000,000
  North Carolina Ports Authority
    Exempt Facilities RB (Wilmington
    Bulk LLC Project) Series 2001A
    AMT DN (Branch Banking & Trust
    Co. LOC) (VMIG-1)
    2.87%(b)                            10/07/05        1,205         1,205,000
  North Carolina State GO (Public
    Improvement Projects) Series
    2002A DN (Landesbank
    Hessen-Thuringen
    Girozentrale LOC)
    (A-1+, VMIG-1)
    2.74%(b)                            10/07/05        1,300         1,300,000
  Raleigh County COP (Downtown
    Improvement Project) Series
    2004A DN (Depfa Bank PLC
    SBPA) (A-1+, VMIG-1)
    2.74%(b)                            10/07/05          100           100,000
  Raleigh Durham Airport Authority
    Airport RB (P-Floats Trust
    Reciepts) Series 2005-100
    AMT DN (VMIG-1)
    2.83%(b)(c)                         10/07/05        3,000         3,000,000
  Raleigh Durham Airport Authority
    RB Series 2002 AMT DN
    (FGIC Insurance)
    (VMIG-1, F-1+)
    2.83%(b)                            10/07/05        2,500         2,500,000
  Richmond County Industrial
    Facilities PCRB (Ritz-Craft
    Corp., Inc.) Series 2005 DN
    (Mercantile Safe Deposit &
    Trust Co. LOC)
    (A-1+, VMIG-1)
    2.80%(b)                            10/07/05        4,500         4,500,000
  Rockingham County Industrial
    Facilities PCRB (Medibeg, Inc.
    Project) Series 1997 AMT DN
    (Wachovia Bank N.A. LOC)
    (Aa2)
    2.85%(b)                            10/07/05        1,200         1,200,000
  Rockingham County Industrial
    Facilities PCRB (Whiteridge,
    Inc. Project) Series 1998 AMT
    DN (Branch Banking & Trust
    Co. LOC) (Aa3, VMIG-1)
    2.87%(b)                            10/07/05          540           540,000
  Rutherford County Industrial
    Facilities PCRB (All American
    Homes Project) Series 1996 AMT
    DN (Bank One N.A. LOC)
    2.93%(b)                            10/07/05        1,100         1,100,000
  Sampson County Industrial
    Facilities PCRB (Dubose
    Strapping, Inc. Project) Series
    1997 DN (Wachovia Bank
    N.A. LOC)
    2.90%(b)                            10/07/05          700           700,000
  Wake County GO (CDC Trust
    Receipts) Series 2005-9-A DN
    (IXIS Municipal Products
    Liquidity Facility) (A-1+)
    2.79%(b)(c)                         10/07/05          300           300,000
  Wake County GO (Public
    Improvement) Series 2002 MB
    (AAA, Aaa)
    4.50%                               03/01/06        1,540         1,552,233
  Wake County GO Series 1996
    MB (AAA, Aaa)
    4.50%                               03/01/06        1,000         1,007,156
  Wake County GO Series 2004A
    MB (Landesbank
    Hessen-Thuringen
    Girozentrale SBPA)
    (A-1+, MIG-1)
    4.00%                               04/01/06        1,000         1,006,353
  Wake County Housing Finance
    Authority RB (Casa Melvid
    Multi-Family Housing Project)
    Series 2001A AMT DN
    (SunTrust Bank LOC)
    (VMIG-1)
    2.85%(b)                            10/07/05        2,800         2,800,000
  Washington County Industrial
    Facilities PCRB (Mackey's
    Ferry Sawmill, Inc. Project)
    Series 1997 AMT DN
    (Wachovia Bank N.A. LOC)
    (Aa2)
    2.85%(b)                            10/07/05          500           500,000

See accompanying notes to financial statements

26

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
           NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO (Concluded)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
North Carolina (Continued)
  Winston-Salem COP (Risk
    Acceptance Management
    Corp. Project) Series 1988 DN
    (National Westminster Bank
    LOC) (A-1+)
    2.79%(b)                            10/07/05         $415       $   415,000
  Winston-Salem GO Series 1990
    DN (Wachovia Bank N.A.
    LOC) (A-1+, VMIG-1)
    2.74%(b)                            10/07/05          220           220,000
                                                                    -----------
                                                                     62,433,258
                                                                    -----------
Puerto Rico -- 0.9%
  Commonwealth of Puerto Rico
    Highway & Transportation
    Authority RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2002 PT-1052 DN (Merrill
    Lynch & Co. Guaranty, Merrill
    Lynch Capital Services SBPA)
    (A-1)
    2.78%(b)(c)                         10/07/05          600           600,000
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES -- 99.6%
  (Cost $63,033,258(a))                                              63,033,258
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.4%                                                    228,924
                                                                    -----------
NET ASSETS -- 100.0% (Applicable to
  56,020,525 Institutional shares,
  6,923,202 Service shares and
  321,469 Investor A shares)                                        $63,262,182
                                                                    ===========
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($56,017,320/56,020,525)                                              $  1.00
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($6,923,410/6,923,202)                                                $  1.00
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($321,452/321,469)                                                    $  1.00
                                                                        =======

----------
(a) Cost for Federal income tax purposes is $63,040,883.
(b) Rates shown are the rates as of September 30, 2005 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c) Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September
    30, 2005, the fund held 24.1% of its net assets, with a current market value of $15,248,000, in securities restricted as to resale.

See accompanying notes to financial statements

                                                                              27

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                      OHIO MUNICIPAL MONEY MARKET PORTFOLIO

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS -- 100.1%
Ohio -- 100.1%
  Akron COP Series 2005 MB
    (Assured Guaranty Insurance)
    3.00%                               12/01/05       $1,120        $1,120,802
  American Municipal Power, Inc.
    GO (Amherst City Project)
    Series 2004 BAN
    2.35%                               12/01/05          865           865,000
  American Municipal Power, Inc.
    GO (Cleveland Public Power
    Project) Series 2005 BAN
    3.10%                               08/17/06        1,783         1,783,000
  American Municipal Power, Inc.
    GO (Columbus Electric
    System Project) Series 2005
    BAN
    3.00%                               07/13/06          500           500,000
  American Municipal Power, Inc.
    GO (Gorsuch Station Project)
    Series 2005-A DN
    2.85%(b)                            10/07/05        1,000         1,000,000
  American Municipal Power, Inc.
    GO (Lakeview Project) Series
    2005 BAN
    2.55%                               02/02/06          525           525,000
  American Municipal Power, Inc.
    GO (Milan Village Project)
    Series 2005 BAN
    2.55%                               01/12/06          563           562,675
  American Municipal Power, Inc.
    GO (Ohio, Inc. Hubbard
    Project) Series 2004 BAN
    2.45%                               12/14/05          495           495,000
  American Municipal Power, Inc.
    GO (Plymouth Village Project)
    Series 2004 BAN
    2.15%                               11/09/05          435           435,000
  American Municipal Power, Inc.
    GO (St. Mary's Project) Series
    2004 BAN
    1.90%                               10/06/05        1,500         1,500,000
  American Municipal Power, Inc.
    GO (St. Mary's Project) Series
    2005 BAN
    3.20%                               10/05/06          500           500,000
  American Municipal Power, Inc.
    GO (Woodville Village Project)
    Series 2005 BAN
    3.25%                               07/20/06          800           801,239
  Ashtabula County IDRB
    (Brighton Manor, Inc. Project)
    Series 1986 AMT DN
    (KeyBank N.A. LOC)
    2.89%(b)                            10/07/05          200           200,000
  Brooklyn IDRB (Dylon Industries,
    Inc. Project) Series 1999 AMT
    DN (KeyBank N.A. LOC)
    2.89%(b)                            10/07/05          820           820,000
  Brunswick GO Series 2005 BAN
    2.90%                               04/06/06        2,030         2,032,023
  Clark County GO Series 2005
    BAN
    2.75%                               02/23/06        1,925         1,926,858
  Cleveland Airport System RB
    (Stars Certificates Project)
    Series 2004 DN (Banque
    Nationale de Paribas LOC)
    (VMIG-1)
    2.83%(b)(c)                         10/07/05       $5,585        $5,585,000
  Columbus Regional Airport
    Authority RB Series 2005 DN
    (U.S. Bank N.A. LOC)
    (Aa1, VMIG-1)
    2.77%(b)                            10/07/05          900           900,000
  Cuyahoga County Civic Facility
    RB (Orion Services, Inc.
    Project) Series 2001 DN
    (Bank One N.A. LOC)
    2.88%(b)                            10/07/05        3,400         3,400,000
  Cuyahoga County Economic
    Development RB (Berea
    Children's Home Project)
    Series 2000 DN (Huntington
    National Bank LOC) (VMIG-1)
    2.95%(b)                            10/07/05        1,940         1,940,000
  Cuyahoga County IDRB (Great
    Lakes Brewing Co. Project)
    Series 2001 AMT DN
    (Huntington National Bank
    LOC)
    3.05%(b)                            10/07/05        1,170         1,170,000
  Cuyahoga County IDRB (Trio
    Diversified Co. Project) Series
    2000 AMT DN (KeyBank N.A.
    LOC)
    2.89%(b)                            10/07/05        1,765         1,765,000
  Cuyahogo County IDRB (Marine
    Mechanical Corp. Project)
    Series 2000 AMT DN
    2.86%(b)                            10/07/05        2,330         2,330,000
  Darke County GO Series 2005
    BAN
                                        01/05/06-
    3.75%                               07/11/06        2,000         2,009,986
  Delaware County Economic
    Development RB (The
    Columbus Zoological Park
    Associates, Inc. Project)
    Series 2003 DN (Huntington
    National Bank LOC)
    2.95%(b)                            10/07/05        2,295         2,295,000
  Delaware County IDRB (Air
    Waves, Inc. Project) Series
    1995 DN (KeyBank N.A. LOC)
    2.89%(b)                            10/07/05           80            80,000
  Englewood GO Series 2005
    BAN
    4.00%                               08/29/06          625           629,959
  Franklin County Economic
    Development RB (Columbus
    Montessori Educational Center
    Project) Series 2000 DN
    (Huntington National Bank
    LOC)
    2.85%(b)                            10/07/05        1,620         1,620,000

See accompanying notes to financial statements

28

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                OHIO MUNICIPAL MONEY MARKET PORTFOLIO (Continued)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Franklin County Health Care
    Facilities RB (Heritage Day
    Health Centers Project) Series
    2002 DN
    2.95%(b)                            10/07/05       $1,225        $1,225,000
  Fulton County IDRB (Haas Door
    Co. & Nofziger Doors
    International, Inc. Project)
    Series 1999 AMT DN
    (National City Bank N.A. LOC)
    2.91%(b)                            10/07/05          690           690,000
  Geauga County RB (Thistle
    Lane Project) Series 2000
    AMT DN (Huntington National
    Bank LOC)
    3.05%(b)                            10/07/05        2,310         2,310,000
  Greene County IDRB (AFC
    Stamping & Production, Inc.,
    Barsplice Products Project)
    Series 1995 AMT DN
    (KeyBank N.A. LOC)
    2.89%(b)                            10/07/05          280           280,000
  Huber Heights GO (Brandt Pike
    Project) Series 2005 MB
    3.25%                               03/31/06        1,155         1,158,345
  Huber Heights GO (Water
    Systems Improvement Project)
    Series 2005 MB
    3.25%                               11/01/05        1,000         1,000,540
  Lebanon GO (Fire Department
    Improvement Project) Series
    2005 BAN
    3.75%                               07/05/06        1,120         1,127,850
  Licking County GO (Moundview
    Project) Series 2005 BAN
    4.00%                               09/07/06          700           705,703
  Lorain County IDRB (Ohio
    Metallurgical Services Project)
    Series 2001 AMT DN (First
    Merit Bank N.A. LOC)
    3.03%(b)                            10/07/05        1,920         1,920,000
  Lyndhurst City GO Series 2005
    BAN
    2.65%                               03/02/06          425           425,345
  Mahoning County IDRB (M&J
    Development Ltd. Project)
    Series 2002 AMT DN
    (KeyBank N.A. LOC)
    2.89%(b)                            10/07/05        2,600         2,600,000
  Mentor IDRB (Arrow Machine
    Co. Ltd. Project) Series 1997
    DN (First Merit Bank N.A.
    LOC)
    2.87%(b)                            10/07/05        1,335         1,335,000
  Montgomery County GO Series
    2005 BAN
    3.00%                               12/01/05        1,000         1,001,110
  Montgomery County Healthcare
    Facilities RB Series 2002 DN
    (Bank One N.A. LOC)
    2.88%(b)                            10/07/05          500           500,000
  North Canton GO Series 2005
    BAN
    4.00%(b)                            10/07/05          500           504,345
  North Olmsted GO Series 2005
    BAN
    3.15%                               05/03/06          875           876,452
  Ohio Building Authority RB
    (Adult Correctional Building
    Funds Project) Series 2001
    MB (FSA Insurance)
    5.00%                               10/01/05          100           100,000
  Ohio Building Authority RB
    (Merrill Lynch P-Floats Trust
    Receipts) Series 2005-2937
    DN (A-1)
    2.78%(b)(c)                         10/07/05          400           400,000
  Ohio Higher Educational Facility
    Community RB Series 2000C DN
    (Fifth Third Bank N.A. LOC)
    2.83%(b)                            10/07/05          495           495,000
  Ohio Higher Educational Facility
    RB (Ashland University
    Project) Series 2004 DN
    (KeyBank N.A. LOC) (A-1)
    2.80%(b)                            10/07/05        1,250         1,250,000
  Ohio Higher Educational Facility
    RB (Cedarville University
    Project) Series 2004 DN
    (KeyBank N.A. LOC)
    2.82%(b)                            10/07/05        1,295         1,295,000
  Ohio Housing Finance Agency
    Mortgage RB (Wachovia
    Merlots Trust Receipts) Series
    2001A-78 DN (Wachovia Bank
    N.A. LOC) (VMIG-1)
    2.82%(b)(c)                         10/07/05          445           445,000
  Ohio Housing Finance Agency
    Mortgage RB Series 2001
    AMT DN (Bank of America
    N.A. LOC) (VMIG-1)
    2.87%(b)(c)                         10/07/05        1,550         1,550,000
  Ohio Housing Finance Agency
    Multi-Family Housing RB
    (Lincoln Park Association
    Project) Series 1985 MB
    (Bank One N.A. LOC) (MIG-1)
    3.50%(b)                            11/01/05        1,715         1,715,000
  Ohio Housing Finance Agency
    RB (Clipper Tax-Exempt
    Certificates Trust Project)
    Series 2004-08 AMT DN
    (Lloyds Bank SBPA) (VMIG-1)
    2.87%(b)(c)                         10/07/05        8,450         8,450,000
  Ohio IDRB (Ashley Ward, Inc.
    Project) Series 1997 AMT DN
    (Fifth Third Bank N.A. LOC)
    2.88%(b)                            10/07/05          470           470,000
  Ohio PCRB (Ross Incineration
    Project) Series 2000-1 AMT
    DN (Bank One N.A. LOC)
    2.93%(b)                            10/07/05        1,725         1,725,000
  Pepper Pike City GO Series
    2005 BAN
    3.00%                               06/22/06          396           396,563

See accompanying notes to financial statements

                                                                              29

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                OHIO MUNICIPAL MONEY MARKET PORTFOLIO (Continued)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Portage County IDRB (Action
    Super Abrasive Project) Series
    1996 AMT DN (National City
    Bank N.A. LOC)
    2.97%(b)                            10/07/05       $  780        $  780,000
  Portage County IDRB
    (Bauer/Hibbard Properties Ltd.
    Project) Series 1998 DN
    (National City Bank N.A. LOC)
    2.96%(b)                            10/07/05          805           805,000
  Putnam County Health Care
    Facilities RB (Hilty Memorial
    Home Project) Series 2004
    DN (LaSalle Bank N.A. LOC)
    2.84%(b)                            10/07/05        3,560         3,560,000
  Richland County GO Series
    2005 BAN
    3.25%                               03/29/06          965           967,994
    4.00%                               08/08/06          475           479,127
  Rickenbacker Port Authority RB
    (P-Float Trust Receipts) Series
    2004 PT-2453 AMT DN
    (Merrill Lynch Guaranty)
    (F-1+)
    2.88%(b)(c)                         10/07/05        5,235         5,235,000
  St. Mary's GO Series 2005 BAN
    3.30%                               09/14/06          500           501,152
  Stark County IDRB (Thakar
    Properties LLC Project) Series
    2002 AMT DN
    2.86%(b)                            10/07/05        3,715         3,715,000
  Strongsville IDRB (Web Plastics
    Co. Project) Series 1997 DN
    (National City Bank N.A. LOC)
    2.96%(b)                            10/07/05          580           580,000
  Summit County IDRB (Flutes
    LLC Project) Series 2002 AMT
    DN (Marshall & Ilsley Bank
    LOC)
    2.86%(b)                            10/07/05        2,490         2,490,000
  Summit County IDRB (Jendrisak
    Properties Project) Series
    2001 AMT DN (First Merit
    Bank N.A. LOC)
    3.03%(b)                            10/07/05        2,070         2,070,000
  Summit County IDRB (KB
    Compost Services, Inc.
    Project) Series 2001 AMT DN
    (KeyBank N.A. LOC)
    2.89%(b)                            10/07/05        1,650         1,650,000
  Summit County IDRB (Sigma
    Properties Project) Series
    2000A AMT DN (National City
    Bank N.A. LOC)
    2.91%(b)                            10/07/05        1,075         1,075,000
  Summit County IDRB (Waltco
    Truck Equipment Project)
    Series 1988 AMT MB
    (Skandinaviska Enskilda LOC)
    3.40%(b)                            01/15/06          360           360,000
  Summit County Port Authority
    RB (Meadow Lane Building
    LLC Project) Series 2003A
    AMT DN (KeyBank N.A. LOC)
    2.89%(b)                            10/07/05        2,500         2,500,000
  Toledo Multi-Family Housing RB
    (Cherrywood Apartments
    Project) Series 2001 AMT DN
    (KeyBank N.A. LOC)
    2.89%(b)                            10/07/05        2,735         2,735,000
  Trumbull County IDRB (Ellwood
    Engineered Project) Series 2004
    AMT DN (KeyBank N.A. LOC)
    2.89%(b)                            10/07/05        1,700         1,700,000
  Trumbull County IDRB (United
    Steel Service, Inc. Project)
    Series 2000B AMT DN (Bank
    One N.A. LOC)
    2.98%(b)                            10/07/05          380           380,000
  Vermilion City GO Series 2004
    BAN
    1.90%                               10/06/05          415           415,011
  Washington Court House GO
    (School Construction Project)
    Series 2005 BAN
    3.40%                               11/15/05        1,670         1,671,371
  Western Reserve Housing
    Development Corp. Economic
    RB (Trumbull Metropolitan
    Housing Project) Series 2003
    DN (KeyBank N.A. LOC)
    2.88%(b)                            10/07/05        3,480         3,480,000
  Wood County Economic
    Development RB (Hammill
    Manufacturing Co. Project)
    Series 2000 AMT DN (Sky
    Bank LOC)
    3.73%(b)                            10/07/05        1,660         1,660,000
  Wood County Economic
    Development RB (Precision
    Aggregate II Project) Series
    1996 AMT DN (Mid American
    National Banking & Trust
    LOC)
    3.73%(b)                            10/07/05        1,780         1,780,000
  Wood County Economic
    Development RB (Sun Seed
    Holding Co., Inc. Project)
    Series 2001A AMT DN (Sky
    Bank LOC)
    3.73%(b)                            10/07/05        1,685         1,685,000
  Wood County Economic
    Development RB (Toledo
    Electrical Joint Apprenticeship
    & Training Fund Project)
    Series 2000 DN (Sky Bank
    LOC)
    3.73%(b)                            10/07/05          780           780,000

See accompanying notes to financial statements

30

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                OHIO MUNICIPAL MONEY MARKET PORTFOLIO (Concluded)

As of September 30, 2005

                                                          Par
                                           Maturity       (000)         Value
                                         ------------  ----------  -------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Wood County IDRB (TMT
    Leasing LLC Project) Series
    2004 DN (Huntington National
    Bank LOC)
    3.05%(b)                                10/07/05      $2,130   $  2,130,000
                                                                   ------------
                                                                    119,927,450
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES -- 100.1%
  (Cost $119,927,450(a))                                            119,927,450
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.1)%                                               (113,247)
                                                                   ------------
NET ASSETS -- 100.0% (Applicable to
  88,712,189 Institutional shares,
  10,226,778 Service shares and
  20,902,433 Investor A shares)                                    $119,814,203
                                                                   ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($88,697,188/88,712,189)                                              $  1.00
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($10,224,211/10,226,778)                                              $  1.00
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($20,892,804/20,902,433)                                              $  1.00
                                                                        =======

----------
 (a)   Aggregate cost for Federal income tax purposes.
 (b)   Rates shown are the rates as of September 30, 2005 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
 (c)   Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of
       September 30, 2005, the fund held 18.1% of its net assets, with a current market value of $21,665,000, in securities restricted as to resale.

See accompanying notes to financial statements

                                                                              31

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                  PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS -- 101.5%
Pennsylvania -- 101.2%
  Allegheny County GO Series
    2003C-56 MB (AAA, Aaa)
    4.00%                               10/01/05      $ 6,595        $6,595,000
  Allegheny County IDRB
    (Carnegie Museums
    Pittsburgh Project) Series
    2005 DN (Citizens Bank LOC)
    (Aaa, VMIG-1)
    2.75%(b)                            10/07/05        4,000         4,000,000
  Allegheny County IDRB
    (Commonwealth Development
    Parkway Project) Series
    1994A DN (National City Bank
    N.A. LOC) (Aa3)
    2.79%(b)(c)                         10/07/05        2,400         2,400,000
  Allegheny County IDRB (UPMC
    Health System Project) Series
    2002C DN (Comerica Bank
    N.A. LOC) (A-1)
    2.77%(b)                            10/07/05        1,700         1,700,000
  Allentown Package Authority RB
    Series 2004 MB (FSA
    Insurance) (Aaa, AAA)
    2.50%                               10/01/05          280           280,000
  Berks County IDRB (Backman
    Co. Project) Series 1994 AMT
    DN (M&T Bank Corp. LOC)
    (P-1)
    2.81%(b)                            10/07/05        1,615         1,615,000
  Berks County IDRB (Beacon
    Container Corp. Project)
    Series 1997A AMT DN
    (Wachovia Bank N.A. LOC)
    (P-1)
    2.90%(b)                            10/07/05          605           605,000
  Berks County IDRB (Tray Pak
    Co. Project) RB Series 2001A
    AMT DN (Wachovia Bank N.A.
    LOC)
    2.90%(b)                            10/07/05        2,885         2,885,000
  Blair County IDRB Series 2003
    AMT DN (Fulton Bank LOC)
    (A-1, VMIG-1)
    2.95%(b)                            10/07/05        2,035         2,035,000
  Bucks County IDRB (LTL Color
    Compounders Project) Series
    1999B DN (Wilmington Trust
    Co. LOC)
    2.90%(b)                            10/07/05          935           935,000
  Cambria County IDA Resource
    Recovery RB (Cambria Cogen
    Co. Project) Series 1998A-2
    AMT DN (Bayerische
    Landesbank Girozentrale
    LOC) (VMIG-1)
    2.93%(b)                            10/07/05       16,000        16,000,000
  Carlisle Area School District GO
    Series 2004-G44 DN (MBIA
    Insurance, J.P. Morgan Chase
    Bank SBPA) (VMIG-1)
    2.79%(b)(d)                         10/07/05        2,030         2,030,000
  Chester County Health &
    Education Facilities
    Retirement Community RB
    (Kendal Crosslands
    Community Project) Series
    2003 DN (Allied Irish Bank
    PLC LOC) (A-1)
    2.77%(b)                            10/07/05        1,965         1,965,000
  Chester County IDA Student
    Housing RB (University
    Student Housing Limited
    Project) Series 2003 DN
    (Royal Bank of Scotland PLC
    LOC) (VMIG-1)
    2.80%(b)                            10/07/05        8,150         8,150,000
  Chester County IDRB (RV
    Industrial, Inc. Project) Series
    2001AMT DN (M&T Bank
    Corp. LOC) (A-1)
    2.90%(b)                            10/07/05        3,850         3,850,000
  Crawford County IDRB Series
    2000 AMT DN (National City
    Bank N.A. LOC)
    2.91%(b)                            10/07/05        1,165         1,165,000
  Cumberland County IDRB
    (Lawrence Schiff Silk Co.
    Project) Series 1998 AMT DN
    (Wachovia Bank N.A. LOC)
    2.90%(b)                            10/07/05          755           755,000
  Dauphin County IDRB Series
    2005 AMT DN (Citizens Bank
    LOC) (A-1+)
    2.78%(b)                            10/07/05        4,000         4,000,000
  Delaware County IDA Airport
    Facilites RB (United Parcel
    Service Project) Series 1985
    DN (A-1+, Aaa)
    2.87%(b)                            10/03/05        3,415         3,415,000
  Delaware Valley Regional
    Finance Authority Local
    Government RB Series 1985B
    DN (National Australia Bank
    LOC) (A-2, VMIG-1)
    2.75%(b)                            10/07/05        1,300         1,300,000
  Delaware Valley Regional Finance
    Authority Local Government RB
    Series 2002 DN (Merrill Lynch &
    Co. SPBA) (A-1+)
    2.85%(b)(d)                         10/07/05        4,995         4,995,000
  East Hempfield Township IDRB
    (Herley Industrial, Inc. Project)
    Series 2001 AMT DN (M&T
    Bank Corp. LOC) (A-1)
    2.90%(b)                            10/07/05        2,700         2,700,000
  Erie County IDRB (American
    Turned Products Project)
    Series 1997 AMT DN
    (KeyBank N.A. LOC)
    2.89%(b)                            10/07/05        1,305         1,305,000

See accompanying notes to financial statements

32

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
            PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (Continued)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Erie County IDRB (Reed
    Manufacturing Project) Series
    1997 AMT DN (National City
    Bank N.A. LOC)
    2.96%(b)                            10/07/05      $   200        $  200,000
  Erie County Water Authority RB
    Series 2005 DN (FSA
    Insurance, J.P. Morgan Chase
    Bank LOC) (A-1+, Aaa)
    2.76%(b)                            10/07/05          600           600,000
  Fayette County IDRB (Dynamic
    Material Corp. Project) Series
    1998 AMT DN (KeyBank N.A.
    LOC)
    2.89%(b)                            10/07/05        1,765         1,765,000
  Franklin County IDRB
    (Chambersburg Hospital
    Project) Series 2000 DN
    (AMBAC Insurance, Wachovia
    Bank N.A. SBPA) (A-1)
    2.85%(b)                            10/07/05        2,105         2,105,000
  Franklin County IDRB (Menno
    Haven Project) Series 2001
    DN (Radian Insurance, Fleet
    National Bank SBPA) (A-1+)
    2.83%(b)                            10/07/05        1,680         1,680,000
  Franklin County IDRB (Precast
    System Project) Series 2001A
    AMT DN (M&T Bank Corp.
    LOC) (A-1)
    2.90%(b)                            10/07/05        1,760         1,760,000
  Geisinger Authority Health
    System RB (Geisinger Health
    System Project) Series 2005B
    DN (A-1+, VMIG-1)
    2.81%(b)                            10/03/05        5,300         5,300,000
  Greater Latrobe School Authority
    RB (School Building Project)
    Series 1998 MB
    4.45%                               04/01/06          200           202,261
  Harrisburg Authority School RB
    (Harrisburg Project) Series
    2003 DN (AMBAC Insurance,
    Westdeutsche Landesbank
    Girozentrale Liquidity Facility)
    (A-1+)
    2.75%(b)                            10/07/05       14,890        14,890,000
  Horizon Hospital System
    Authority Health & Housing
    Facility RB (St. Paul Homes
    Project) Series 2002 DN (M&T
    Bank Corp. LOC) (VMIG-1)
    2.80%(b)                            10/07/05        7,455         7,455,000
  Horizon Hospital System
    Authority Health & Housing
    Facility RB (St. Paul Homes
    Project) Series 2005 DN (M&T
    Bank Corp. LOC) (A-1+)
    2.80%(b)                            10/07/05        7,900         7,900,000
  Lackawanna County IDRB (Herff
    Jones, Inc. Project) Series
    2001 AMT DN (National City
    Bank N.A. LOC)
    2.86%(b)                            10/07/05        2,800         2,800,000
  Lancaster County Hospital
    Authority RB (Health Center
    Luthercare Project) Series 1999
    DN (M&T Bank Corp. LOC) (A-1)
    2.80%(b)                            10/07/05        5,085         5,085,000
  Lancaster County Hospital
    Authority RB (Health
    Center-Masonic Homes
    Project) Series 1996 DN
    (Wachovia Bank LOC)
    (VMIG-1)
    2.75%(b)                            10/07/05          200           200,000
  Lancaster County Hospital
    Authority RB (Lancaster
    General Hospital Project)
    Series 2002 DN (Fulton Bank
    LOC) (VMIG-1)
    2.90%(b)                            10/07/05        4,000         4,000,000
  Lancaster County Hospital
    Authority RB (Landis Homes
    Retirement Community
    Project) Series 2002 DN (M&T
    Bank Corp. LOC) (A-1)
    2.80%(b)                            10/07/05        4,510         4,510,000
  Lancaster County Hospital Authority
    RB (Quarryville Presbyterian
    Project) Series 2000 DN (M&T Bank
    Corp. LOC) (A-1)
    2.77%(b)                            10/07/05        3,175         3,175,000
  Lancaster County IDRB (Clean
    Creek Partners Project) Series
    2000 AMT DN (M&T Bank
    Corp. LOC) (A-1)
    2.90%(b)                            10/07/05        5,030         5,030,000
  Lancaster County IDRB (D&P
    Skibo LLC Project) Series
    2001 AMT DN (Wachovia
    Bank N.A. LOC)
    2.90%(b)                            10/07/05        1,705         1,705,000
  Lancaster County IDRB (John F.
    Martin & Sons Project) Series
    2001 AMT DN (Fulton Bank
    LOC) (A-2)
    3.00%(b)                            10/07/05          700           700,000
  Lancaster County IDRB (Miller
    Building Systems Project)
    Series 1998 AMT DN (Bank
    One N.A. LOC)
    2.93%(b)                            10/07/05        1,500         1,500,000
  Lancaster County IDRB
    (Oakfront LP Project) Series
    2001 AMT DN (M&T Bank
    Corp. LOC) (A-2, P-1)
    2.90%(b)                            10/07/05        2,320         2,320,000
  Lawrence County IDRB (L&N
    Metallurgical Products Project)
    Series 1996 AMT DN (Banque
    Nationale de Paribas LOC)
    3.01%(b)                            10/07/05        4,150         4,150,000

See accompanying notes to financial statements

                                                                              33

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
            PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (Continued)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Lawrence County IDRB (Villa
    Maria Project) Series 2003 DN
    (Allied Irish Bank PLC LOC)
    (VMIG-1)
    2.77%(b)                            10/07/05       $5,345        $5,345,000
  Lebanon County Health Facility
    RB Series 2000 DN (Northern
    Trust LOC) (A-1+)
    2.80%(b)                            10/07/05        3,000         3,000,000
  Lebanon County Health Facility
    RB Series 2002 DN (Radian
    Insurance, Fleet National Bank
    SPBA) (A-1)
    2.85%(b)                            10/07/05        5,100         5,100,000
  Mercer County Industrial
    Authority Economic
    Development RB (Solar
    Atmospheres Western
    Pennsylvania Project) Series
    2001 DN (Fulton Bank LOC)
    (A-1)
    2.77%(b)                            10/07/05        2,460         2,460,000
  Montgomery County Higher
    Education & Health Authority
    RB (Pennsylvania Higher
    Education & Health Loan
    Project) Series 1996A DN
    (M&T Bank Corp. LOC) (A-2)
    2.74%(b)                            10/07/05        2,890         2,890,000
  Montgomery County IDRB
    (Apple Fresh Foods Ltd.
    Project) Series 1996 AMT DN
    (Wachovia Bank N.A. LOC)
    (VMIG-1)
    2.85%(b)                            10/07/05          695           695,000
  Montgomery County IDRB (First
    Mortgage Meadowood Corp.
    Project) Series 2005 DN
    (Citizens Bank LOC) (VMIG-1)
    2.78%(b)                            10/07/05        4,650         4,650,000
  Montgomery County IDRB
    (Laneko Engineering Co.
    Project) Series 1999A AMT
    DN (Wachovia Bank N.A.
    LOC)
    2.85%(b)                            10/07/05          930           930,000
  North Pocono School District GO
    Series 2003-8 DN
    (ABN-AMRO Bank N.V. SBPA,
    FGIC Insurance) (F-1+)
    2.77%(b)(d)                         10/07/05          295           295,000
  Northampton County IDRB
    (Bethlehem Contracting
    Project) Series 2001A AMT
    DN (M&T Bank Corp. LOC)
    (A-1)
    2.90%(b)                            10/07/05        3,440         3,440,000
  Northampton County IDRB
    (Trent Family Partnership
    Project) Series 2002 AMT DN
    (Wachovia Bank N.A. LOC)
    2.90%(b)                            10/07/05        2,065         2,065,000
  Pennsylvania Economic
    Development Financing Authority
    RB (Homewood Retirement Project)
    Series 1992E DN (M&T Bank Corp.
    LOC) (VMIG-1)
    2.71%(b)                            10/07/05        4,825         4,825,000
  Pennsylvania Economic
    Development Financing
    Authority RB (Material
    Technology Project) Series
    2000D AMT DN (Wachovia
    Bank N.A. LOC)
    2.85%(b)                            10/07/05          800           800,000
  Pennsylvania Economic
    Development Financing
    Authority RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2004 PA-1282 DN (Merrill
    Lynch & Co. LOC) (A-1)
    2.82%(b)                            10/07/05        5,000         5,000,000
  Pennsylvania Economic
    Development Financing
    Authority RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2005 PA-3114 AMT DN (Merrill
    Lynch Capital Services SBPA,
    Merrill Lynch & Co. Guaranty)
    2.82%(b)(d)                         10/07/05        4,015         4,015,000
  Pennsylvania Economic
    Development Financing
    Authority RB (Sunoco, Inc.
    Project) Series 2004A AMT
    DN (Sunoco, Inc. Guaranty)
    (A-2, P-2)
    2.88%(b)                            10/07/05        4,700         4,700,000
  Pennsylvania Energy
    Development Authority RB
    (B&W Ebensburg Project)
    Series 1988 DN (Swiss Bank
    LOC) (A-1+, VMIG-1)
    2.78%(b)                            10/07/05        1,000         1,000,000
  Pennsylvania Higher Education
    Assistance Agency Student
    Loan RB Series 1988E AMT
    DN (Lloyds Bank LOC, Merrill
    Lynch Capital Services SBPA)
    (A-1+, VMIG-1)
    2.79%(b)                            10/07/05          300           300,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Drexel
    University Project) Series
    2003B DN (Aaa, AA)
    2.75%(b)                            10/07/05        8,060         8,060,000

See accompanying notes to financial statements

34

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
            PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (Continued)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Pennsylvania Higher Educational
    Assistance Agency Student
    Loan RB Series 1988A AMT
    DN (Student Loan Marketing
    Association Guaranty,
    Westdeutsche Landesbank
    Gironzentrale SBPA)
    (A-1+, VMIG-1)
    2.79%(b)                            10/07/05      $ 1,300        $1,300,000
  Pennsylvania Higher Educational
    Assistance Agency Student
    Loan RB Series 1994A AMT
    DN (Student Loan Marketing
    Association Guaranty)
    (A-1+, VMIG-1)
    2.79%(b)                            10/07/05        1,500         1,500,000
  Pennsylvania Higher Educational
    Assistance Agency Student
    Loan RB Series 1997A AMT
    DN (Dexia Credit Local SBPA)
    (A-1+, VMIG-1)
    2.81%(b)                            10/07/05        2,300         2,300,000
  Pennsylvania Higher Educational
    Assistance Agency Student
    Loan RB Series 2001A AMT
    DN (AMBAC Insurance)
    (A-1+, VMIG-1)
    2.81%(b)                            10/07/05        1,000         1,000,000
  Pennsylvania Higher Educational
    Assistance Agency Student
    Loan RB Series 2002A AMT
    DN (FSA Insurance)
    (A-1+, VMIG-1)
    2.81%(b)                            10/07/05       19,000        19,000,000
  Pennsylvania Higher Educational
    Facilities Authority RB
    (Association of Independent
    Colleges & Universities
    Project) Series 2004M-3 MB
    (M&T Bank Corp. LOC) (A-1)
    2.00%                               11/01/05        4,000         4,000,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Holy
    Family College Project) Series
    2002A DN (Commerce Bank
    N.A. LOC) (VMIG-1)
    2.78%(b)                            10/07/05        1,025         1,025,000
  Pennsylvania Higher Educational
    Facilities Authority RB
    (Lycoming College Project)
    Series 2003 MB (Allied Irish
    Bank PLC Liquidity Facility)
    (MIG-1)
    2.00%                               11/01/05        5,500         5,500,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Merrill
    Lynch P-Float Trust Receipts)
    Series 2004 MT-042 DN
    (Lloyds Bank LOC, Merrill
    Lynch Capital Services SBPA)
    (F-1+)
    2.81%(b)(d)                         10/07/05       18,300        18,300,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Merrill
    Lynch P-Float Trust Receipts)
    Series 2005-2498 DN (Merrill
    Lynch Guaranty) (F-1+)
    2.85%(b)(d)                         10/07/05        5,060         5,060,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Mount
    Aloysuis College Project)
    Series 2003 DN (Allied Irish
    Bank PLC LOC) (A-1)
    2.78%(b)                            10/07/05        2,500         2,500,000
  Pennsylvania Higher Educational
    Facilities Authority RB (Mount
    Aloysuis College Project)
    Series 2003 MB (M&T Bank
    Corp. LOC) (MIG-1)
    2.00%                               11/01/05        1,300         1,300,000
  Pennsylvania Higher Educational
    Facilities Authority RB (TOC
    Trust Receipts) Series 2005P
    DN (Goldman Sachs PLC
    Liquidity Facility) (A-1)
    2.78%(b)(d)                         10/07/05        2,500         2,500,000
  Pennsylvania Higher Educational
    Facilities Authority RB Series
    1998 DN (Banque Nationale
    de Paribas LOC) (VMIG-1)
    2.82%(b)                            10/07/05        2,900         2,900,000
  Pennsylvania Housing Finance
    Agency Single Family
    Mortgage RB (Landesbank
    Hessen P-Float Trust
    Receipts) Series 2004-83B
    AMT DN (Landesbank Hessen
    SBPA) (A-1+, VMIG-1)
    2.83%(b)                            10/07/05       12,700        12,700,000
  Pennsylvania Housing Finance
    Agency Single Family
    Mortgage RB (Landesbank
    Hessen P-Float Trust
    Receipts) Series 2004-85C
    AMT DN (Landesbank Hessen
    SBPA) (A-1+, VMIG-1)
    2.83%(b)                            10/07/05       10,000        10,000,000
  Pennsylvania Housing Finance
    Agency Single Family
    Mortgage RB Series 2005-87C
    AMT DN (Depfa Bank PLC
    SBPA) (A-1+, VMIG-1)
    2.83%(b)                            10/07/05       22,300        22,300,000
  Pennsylvania Housing Financing
    Agency RB Series 2005 AMT
    DN (Depfa Bank SBPA)
    (VMIG-1)
    2.83%(b)                            10/07/05       15,900        15,900,000
  Pennsylvania State GO Second
    Series 2003 DN (Wachovia
    Bank N.A. LOC) (VMIG-1)
    2.77%(b)(d)                         10/07/05        2,955         2,955,000
  Pennsylvania State Turnpike
    Commission RB (ABN-AMRO
    Munitops Trust Certificates)
    Series 2004-9 MB (AAA, Aaa)
    2.77%(d)                            10/05/05       13,435        13,435,000
  Philadelphia Airport RB (Merrill
    Lynch P-Float Trust Receipts)
    Series 2005-3077 AMT DN
    (MBIA Insurance, Merrill Lynch
    Capital Services SBPA)
    2.83%(b)(d)                         10/07/05        1,000         1,000,000

See accompanying notes to financial statements

                                                                              35

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
            PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (Continued)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Philadelphia Authority IDRB
    (Airport Project) Series
    1998P-1 AMT DN (FGIC
    Insurance, Bank of America
    N.A. SBPA)
    2.90%(b)(d)                         10/07/05      $ 5,000        $5,000,000
  Philadelphia Authority IDRB
    (Airport Project) Series 2005C
    AMT DN (MBIA Insurance, JP
    Morgan Chase SBPA)
    (A-1+, VMIG-1)
    2.83%(b)                            10/07/05        9,000         9,000,000
  Philadelphia Authority IDRB
    (Girard Estate Facility Leasing
    Project) Series 2001 DN
    (Morgan Guaranty Trust LOC)
    (A-1+)
    2.76%(b)                            10/07/05        2,900         2,900,000
  Philadelphia Authority IDRB
    (Greater Philadelphia Health
    System Project) Series 2003
    DN (Commerce Bank N.A.
    Liquidity Facility) (VMIG-1)
    2.78%(b)                            10/07/05        4,645         4,645,000
  Philadelphia Authority IDRB
    (Inglis Housing Project) Series
    1997 MB (Morgan Guaranty
    Trust LOC) (A-1+)
    2.70%                               01/03/06        2,400         2,400,000
  Philadelphia Authority IDRB
    (Universal Community Homes
    Project) Series 2003 DN
    (Wachovia Bank N.A. LOC)
    2.85%(b)                            10/07/05        2,745         2,745,000
  Philadelphia GO Series 2003A
    MB
    4.00%                               02/15/06          375           376,923
  Philadelphia Hospital & Higher
    Education (Childrens Hospital
    Philadelphia Project) Series
    2005-A DN (Fleet Bank LOC)
    (A-1+, VMIG-1)
    2.81%(b)                            10/03/05        1,000         1,000,000
  Philadelphia IDRB (Gift of Life
    Donor Program Project) Series
    2003 DN (Commerce Bank
    N.A. LOC) (A-1, VMIG-1)
    2.78%(b)                            10/07/05        1,900         1,900,000
  Philadelphia Redevelopment
    Authority RB Series 2005 AMT
    DN (FGIC Insurance)
    (Deutsche Bank Liquidity
    Facility) (F1+)
    2.80%(b)(d)                         10/07/05       10,310        10,310,000
  Philadelphia School District GO
    Series 1999 MB (MBIA
    Insurance)
    5.25%                               03/01/06          170           171,763
  Philadelphia School District GO
    Series 2005 DN (AMBAC
    Insurance)
    2.78%(b)(d)                         10/07/05        5,305         5,305,000
  Philadelphia Water RB
    (ABN-AMRO Munitops Trust
    Certificates) Series 2005-15
    AMT MB (FSA Insurance,
    ABN-AMRO Bank N.V. SBPA)
    (F-1+)
    2.85%(d)                            12/08/05        7,000         7,000,000
  Pittsburgh Water & Sewer
    Systems RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2005-71 AMT MB (Merrill
    Lynch Capital Services SBPA,
    Merrill Lynch & Co. Guaranty)
    2.83%(b)(d)                         10/07/05        5,725         5,725,000
  Scranton Lackawanna Health &
    Welfare Authority RB
    (Wachovia Merlots Trust
    Receipts) Series 2002A-18 DN
    (Wachovia Bank N.A. LOC)
    (VMIG-1)
    2.77%(b)(d)                         10/07/05        2,550         2,550,000
  South Allegheny County School
    District GO Series 2005A MB
    (FSA Insurance) (AAA)
    3.00%                               10/03/05        1,040         1,040,000
  Southcentral General Authority
    RB (Homewood Hanover
    Project) Series 2003 DN (M&T
    Bank Corp. LOC) (A-1)
    2.80%(b)                            10/07/05       18,500        18,500,000
  Southcentral General Authority
    RB (York Cerebral Palsy
    Home Project) Series 2000
    DN (Fulton Bank LOC) (A-1)
    2.90%(b)                            10/07/05        3,600         3,600,000
  Southcentral General Authority
    RB Series 2003 DN (AMBAC
    Insurance) (A-1)
    2.80%(b)                            10/07/05        8,000         8,000,000
  Southeastern Pennsylvania
    Transportation Authority
    Municipal Securities Trust
    Certificates RB (Bear Stearns
    Municipal Trust Certificates)
    Series 2001-9016A DN (FGIC
    Insurance) (A-1)
    2.78%(b)(d)                         10/07/05          575           575,000
  Southeastern Pennsylvania
    Transportation Authority
    Municipal Securities Trust
    Certificates RB (Bear Stearns
    Municipal Trust Certificates)
    Series 2001-9022 DN (FGIC
    Insurance) (A-1)
    2.78%(b)(d)                         10/07/05          100           100,000
  State Public School Building
    Authority RB (Philadelphia
    School District Project) Series
    2003-24 DN (FSA Insurance,
    ABN-AMRO Bank N.V. SBPA)
    (VMIG-1)
    2.77%(b)(d)                         10/07/05        2,145         2,145,000

See accompanying notes to financial statements

36

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
            PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (Continued)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  State Public School Building
    Authority RB (Wachovia
    Merlots Trust Receipts) Series
    2004A-1 DN (FSA Insurance,
    Wachovia Bank N.A. LOC)
    (VMIG-1)
    2.77%(b)(d)                         10/07/05      $ 3,630       $ 3,630,000
  Union County Hospital Authority
    RB (Evangelical Community
    Hospital Project) Series 2001
    MB (Fleet National Bank
    SPBA, Radian Insurance)
    (A-1)
    2.45%                               02/01/06        7,500         7,500,000
  Union County IDRB (Playworld
    Systems, Inc. Project) Series
    1999 AMT DN (Wachovia
    Bank N.A. LOC)
    2.90%(b)                            10/07/05        1,000         1,000,000
  Union County IDRB (Stabler
    Cos., Inc. Project) Series 2001
    AMT DN (M&T Bank Corp.
    LOC) (A-1)
    2.90%(b)                            10/07/05        7,205         7,205,000
  Upper Merion Municipal Utility
    Authority RB Series 2003 DN
    (Commerce Bank N.A. LOC)
    (VMIG-1)
    2.78%(b)                            10/07/05          560           560,000
  Upper St. Clair Township GO
    Series 2002 MB (FSA
    Insurance, ABN-AMRO Bank
    N.V. SBPA) (AAA, MIG-1)
    2.87%(b)(d)                         11/23/05        9,650         9,650,000
  Venango County GO (Scrubgrass
    Project) Series 2005 TECP (Dexia
    Bank N.A. LOC) (A-1+, P-1)
    2.80%                               10/07/05       23,094        23,094,000
  Venango County IDRB
    (Scrubgrass Project) AMT MB
    2.80%                               10/07/05       18,000        18,000,000
  Westmoreland County IDRB
    (Industrial Development
    McCutcheon Enterprise
    Project) Series 1999 AMT DN
    (National City Bank N.A. LOC)
    2.86%(b)                            10/07/05        1,900         1,900,000
  York County Hospital Authority
    RB (Homewood Retirement
    Centers of The United Church
    of Christ, Inc. Project) Series
    1990 DN (M&T Bank Corp.
    LOC) (VMIG-1)
    2.71%(b)                            10/07/05        4,950         4,950,000
  York County IDRB (Allied-Signal,
    Inc. Project) Series 1993 DN
    (FGIC Insurance) (A-1)
    2.93%(b)                            10/07/05        1,000         1,000,000
  York County IDRB (Interstate
    Holdings Co. Project) Series
    2003 AMT DN (Wachovia
    Bank N.A. Liquidity Facility)
    2.90%(b)                            10/07/05        1,335         1,335,000
  York County IDRB (York Sheet
    Metal, Inc. Project) Series
    1998 DN (Wachovia Bank
    N.A. LOC)
    2.81%(b)                            10/07/05        2,450         2,450,000
  York County IDRB Series 2000
    AMT DN (M&T Bank Corp.
    LOC) (A-2)
    2.90%(b)                            10/07/05        2,560         2,560,000
  York General Authority RB
    (Strand Capitol Performing Arts
    Center Project) Series 2002 DN
    (M&T Bank Corp. LOC) (A-2)
    2.83%(b)                            10/07/05        3,800         3,800,000
                                                                    -----------
                                                                    543,379,947
                                                                    -----------
Puerto Rico - 0.3%
  Puerto Rico Public Financing
    Corp. RB (Morgan Stanley
    Trust Certificates) Series
    2001-520 DN (MBIA
    Insurance, Morgan Stanley
    Dean Witter Liquidity Facility)
    (VMIG-1)
    2.73%(b)(d)                         10/07/05        1,500         1,500,000
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES --
  101.5%
  (Cost $544,879,947(a))                                            544,879,947
LIABILITIES IN EXCESS OF
  OTHER ASSETS --  (1.5)%                                            (8,205,132)
                                                                    -----------
NET ASSETS -- 100.0% (Applicable to
  430,391,572 Institutional shares,
  34,230,571 Service shares and
  72,081,947 Investor A shares)                                    $536,674,815
                                                                   ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($430,376,411/430,391,572)                                            $  1.00
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($34,219,117/34,230,571)                                              $  1.00
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($72,079,287/72,081,947)                                              $  1.00
                                                                        =======

See accompanying notes to financial statements

                                                                              37

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
            PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO (Concluded)

As of September 30, 2005

----------
(a) Aggregate cost for Federal income tax purposes.
(b) Rates shown are the rates as of September 30, 2005 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c) Illiquid security. As of September 30, 2005, the Portfolio held 0.5% of its net assets, with a current market value of $2,400,000 in these securities.
(d) Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September
    30, 2005, the fund held 20.1% of its net assets, with a current market value of $108,075,000, in securities restricted as to resale.

See accompanying notes to financial statements

38

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                    VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS -- 99.4%
Virginia -- 90.8%
  Alexandria IDRB (Association for
    Supervision & Curriculum
    Development Project) Series
    1997 DN (Wachovia Bank
    N.A. LOC) (A-1)
    2.75%(b)                            10/07/05       $  300         $ 300,000
  Alexandria IDRB (YMCA of
    Billings Project) Series 1998
    DN (M&T Bank Corp. LOC)
    (A-1)
    2.74%(b)                            10/07/05        1,000         1,000,000
  Arlington County IDRB
    (Woodbury Park Project)
    Series 2005A DN (Federal
    Home Loan Mortgage Liquidity
    Facility) (AAA, VMIG-1)
    2.75%(b)                            10/07/05          700           700,000
  Chesapeake Bay Bridge &
    Tunnel Commonwealth District
    RB (Wachovia Merlots Trust
    Receipts) Series 2003 DN
    (MBIA Insurance, Wachovia
    Bank N.A. Liquidity Facility)
    (VMIG-1)
    2.77%(b)(c)                         10/03/05          500           500,000
  Chesterfield County IDRB
    (Merrill Lynch P-Float Trust
    Receipts) Series 2004
    PT-2133 DN (Merrill Lynch &
    Co. Guaranty, Merrill Lynch
    Capital Services SBPA)
    (F-1+, AA-)
    2.84%(b)(c)                         10/07/05        1,250         1,250,000
  Fairfax County Economic
    Development Authority RB
    (Citibank Trust Receipts)
    Series 2003-4024 DN
    (Citibank Liquidity Facility)
    (VMIG-1)
    2.79%(b)(c)                         10/07/05          700           700,000
  Fairfax County GO Series
    2005-1036 DN (Morgan
    Stanley Group Liquidity
    Facility) (AAA, F-1+)
    2.78%(b)(c)                         10/07/05          245           245,000
  Fairfax County IDRB (Fairfax
    Hospital System Project)
    Series 1988B DN (Inova
    Health System Liquidity
    Facility) (A-1+, VMIG-1)
    2.66%(b)                            10/07/05          500           500,000
  Fairfax County IDRB (Inova
    Health Systems Project)
    Series 2000 DN (Inova Health
    System Liquidity Facility)
    (A-1+, VMIG-1)
    2.66%(b)                            10/07/05          800           800,000
  Harrisonburg Redevelopment &
    Housing Authority Lease
    Purchase RB Series 2001A
    DN (Societe Generale LOC)
    (A-1+)
    2.78%(b)                            10/07/05        1,300         1,300,000
  Henrico County Economic
    Development Authority
    Residential Care Facility RB
    (Westminster Centerbury
    Project) Series 2003B DN
    (KBC Bank LOC) (VMIG-1)
    2.75%(b)                            10/07/05          100           100,000
  Loudoun County IDRB (Howard
    Hughes Medical Institute
    Project) Series 2003D DN
    (A-1+, VMIG-1)
    2.74%(b)                            10/07/05          300           300,000
  Loudoun County IDRB (Howard
    Hughes Medical Institute
    Project) Series 2003E DN
    (A-1+, VMIG-1)
    2.82%(b)                            10/03/05          400           400,000
  Newport News IDRB Series
    2004 DN (Bank of America
    N.A. LOC) (Aa1, VMIG-1)
    2.75%(b)                            10/07/05        1,050         1,050,000
  Prince William County GO
    (Vepco Project) Series 2005
    TECP (Dominion Resources
    Guaranty) (A-2, P-1)
    2.53%                               10/07/05          200           200,000
  Richmond GO Series 1993A MB
    5.30%                               01/15/06        1,000         1,007,707
  Richmond IDRB (Diocese of
    Virginia Church School
    Project) Series 2001 DN
    (SunTrust Bank LOC)
    (VMIG-1)
    2.81%(b)                            10/03/05          400           400,000
  Tobacco Settlement Financing
    Corp. RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2005 PA-1303 DN (Merrill
    Lynch & Co. Guaranty, Merrill
    Lynch Capital Services SBPA)
    (F-1+)
    2.83%(b)(c)                         10/07/05        3,050         3,050,000
  University of Virginia RB
    (Wachovia Merlots Trust
    Receipts) Series 2003B-31 DN
    (Wachovia Bank N.A. SBPA)
    (VMIG-1)
    2.77%(b)(c)                         10/07/05          900           900,000
  Virginia Beach Development
    Authority IDRB (Ocean Ranch
    Motel Corp. Project) Series
    1998 DN (Branch Banking &
    Trust Co. LOC) (VMIG-1)
    2.77%(b)                            10/07/05          800           800,000
  Virginia College Building
    Authority RB Series 2003-379
    DN (J.P. Morgan Chase Bank
    LOC) (A-1+)
    2.79%(b)(c)                         10/07/05        2,395         2,395,000

See accompanying notes to financial statements

                                                                              39

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
              VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO (Concluded)

As of September 30, 2005

                                                        Par
                                        Maturity       (000)         Value
                                      ------------  -----------  --------------
MUNICIPAL BONDS (Continued)
Virginia (Continued)
  Virginia Public Building Authority
    RB Series 2004 ROCS-RR-
    II-6027 DN (Citibank Liquidity
    Facility) (A-1+, AA+)
    2.79%(b)(c)                         10/07/05       $1,195        $1,195,000
  Virginia Public School Authority
    RB (Merrill Lynch P-Floats
    Trust Receipts) Series
    2005-2746 (Merrill Lynch &
    Co. Guaranty, Merrill Lynch
    Captial Services SBPA)
    2.77%(b)(c)                         10/07/05          600           600,000
  Virginia Resource Authority
    Clean Water State Revolving
    Fund RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2000 PA-790 DN (Merrill
    Lynch & Co. Guaranty, Merrill
    Lynch Captial Services SBPA)
    (A-1)
    2.77%(b)(c)                         10/07/05          505           505,000
  Virginia State Public School
    Authority RB Series 2003 MB
    (AA+, Aa1)
    4.00%                               04/15/06          750           755,566
  Winchester Authority Residential
    Care Facility IDRB
    (Westminster-Cantenbury
    Project) Series 2005B DN
    (Branch Banking & Trust LOC)
    (VMIG-1)
    2.77%(b)                            10/07/05        1,000         1,000,000
                                                                     ----------
                                                                     21,953,273
                                                                     ----------
Puerto Rico -- 5.4%
  Commonwealth of Puerto Rico
    Electric Power Authority RB
    (Goldman Sachs Trust
    Receipts) Series 2002-1 DN
    (MBIA Insurance, Bank of New
    York SBPA) (A-1+)
    2.77%(b)(c)                         10/07/05          800           800,000
  Commonwealth of Puerto Rico
    Highway & Transportation
    Authority RB (Merrill Lynch
    P-Float Trust Receipts) Series
    2002 PT-1052 DN (Merrill
    Lynch & Co. Guaranty, Merrill
    Lynch Capital Services SBPA)
    (A-1)
    2.78%(b)(c)                         10/07/05          500           500,000
                                                                     ==========
                                                                      1,300,000
                                                                     ----------
Guam -- 3.2%
  Guam Government Ltd. GO
    Series 2001-A MB (FSA
    Insurance) (AAA, Aaa)
    5.00%                               12/01/05          775           778,111
                                                                     ----------
TOTAL INVESTMENTS IN SECURITIES -- 99.4%
  (Cost $24,031,384(a))                                              24,031,384
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.6%                                                    137,856
                                                                     ----------
NET ASSETS -- 100.0%
  (Applicable to 24,170,014
  Institutional shares)                                             $24,169,240
                                                                    ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($24,169,240/24,170,014)                                              $  1.00
                                                                        =======

----------
(a) Aggregate cost for Federal income tax purposes.
(b) Rates shown are the rates as of September 30, 2005 and maturities shown are the next interest readjustment date or the date the principal owed can be recovered through demand.
(c) Security exempt from registration under Rule 144A of the Securities Act of
    1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors. As of September
    30, 2005, the fund held 52.3% of its net assets, with a current market value of $12,640,000, in securities restricted as to resale.

See accompanying notes to financial statements

40

                                 BlackRock Funds

                         Key to Investment Abbreviations

    AMBAC ...........................American Municipal Bond Assurance Corp.
    AMT .............................................Alternative Minimum Tax
    BAN ..............................................Bond Anticipation Note
    CDC ...................................................CDC Funding Group
    COP .......................................Certificates of Participation
    DN .........................................................Demand Notes
    FGIC ...................................Financial Guaranty Insurance Co.
    FSA ........................................Financial Security Assurance
    GIC .....................................Guaranteed Investment Contracts
    GO ...................................................General Obligation
    IDA ....................................Industrial Development Authority
    IDRB ................................Industrial Development Revenue Bond
    LOC ....................................................Letter of Credit
    MB .......................................................Municipal Bond
    MBIA ...............................Municipal Bond Insurance Association
    PCRB .....................................Pollution Control Revenue Bond
    RB .........................................................Revenue Bond
    ROC ............................................Reset Option Certificate
    SBPA ...................................Stand-by Bond Purchase Agreement
    TAN ...............................................Tax Anticipation Note
    TECP ........................................Tax-Exempt Commercial Paper
    TOC ...........................................Tender Option Certificate
    TRAN ..................................Tax and Revenue Anticipation Note
    XLCA ...............................................XL Capital Assurance

The ratings provided by the Fitch Investors Service, Moody's Investors Service,
Inc. and Standard & Poor's Ratings Service of the investments in the various
Portfolios are believed to be the most recent ratings available at September 30,
2005. The ratings have not been audited by the Independent Registered Public
Accounting Firm and, therefore, are not covered by the Report of the Independent
Registered Public Accounting Firm.

                                                                              41

                                 BlackRock Funds

                            STATEMENTS OF OPERATIONS

                                                                        U.S. Treasury       Municipal
                                                      Money Market       Money Market      Money Market
For the Year Ended September 30, 2005                  Portfolio          Portfolio         Portfolio
                                                    ----------------   ---------------   ---------------
Investment income:
 Interest .......................................     $ 40,371,174      $ 11,479,224       $ 7,032,790
                                                      ------------      ------------       -----------
Expenses:
 Investment advisory fee ........................        6,353,854         1,957,165         1,483,174
 Administration fee .............................        1,101,251           369,383           280,155
 Administration fee - class specific ............        1,388,260           413,179           313,115
 Custodian fee ..................................          145,293            55,182            45,453
 Transfer agent fee .............................          471,860            55,237            42,340
 Transfer agent fee - class specific ............          263,431            78,288            59,325
 Shareholder servicing fees - class specific.....        2,375,419           636,404           554,473
 Distribution fees - class specific .............          692,827            38,650           138,774
 Legal and audit fees ...........................          204,673            71,148            61,701
 Printing fee ...................................          340,282            62,641            53,597
 Registration fees and expenses .................           72,227            46,522            54,907
 Trustees' fees .................................           50,952            14,641            11,269
 Other ..........................................           78,269            38,178            21,370
                                                      ------------      ------------       -----------
  Total expenses ................................       13,538,598         3,836,618         3,119,653
   Less investment advisory fees waived..........       (2,874,530)         (959,206)         (721,549)
   Less administration fees waived ..............               --                --                --
   Less administration fees waived -
    class specific ..............................         (671,768)         (266,759)         (140,115)
   Less custodian fee waived ....................           (7,193)           (2,958)           (3,140)
   Less transfer agent fee waived ...............          (41,529)           (6,338)           (4,237)
   Less distribution fees waived - class
    specific ....................................         (544,105)          (38,650)         (138,774)
   Less shareholder servicing fees
    waived - class specific .....................          (49,451)               --          (332,197)
                                                      ------------      ------------       -----------
  Net expenses ..................................        9,350,022         2,562,707         1,779,641
                                                      ------------      ------------       -----------
Net investment income ...........................       31,021,152         8,916,517         5,253,149
                                                      ------------      ------------       -----------
Net realized gain (loss) on investments .........          (12,296)          (13,138)           11,076
                                                      ------------      ------------       -----------
Net increase in net assets resulting
 from operations ................................     $ 31,008,856      $  8,903,379       $ 5,264,225
                                                      ============      ============       ===========

See accompanying notes to financial statements.

42

                                                      Mew Jersey     North Carolina       Ohio         Pennsylvania       Virginia
                                                       Municipal       Municipal        Municipal        Municipal       Municipal
                                                     Money Market     Money Market    Money Market     Money Market     Money Market
                                                       Portfolio       Portfolio        Portfolio        Portfolio       Portfolio
                                                    --------------  ---------------  --------------  ----------------  -------------
Investment income:
 Interest .......................................    $ 3,230,298      $ 1,314,471     $ 3,280,326      $ 11,164,516      $ 425,200
                                                     -----------      -----------     -----------      ------------      ---------
Expenses:
 Investment advisory fee ........................        682,969          276,705         675,663         2,276,680         89,319
 Administration fee .............................        129,005           52,267         127,625           428,765         16,871
 Administration fee - class specific ............        144,182           58,416         142,640           480,630         18,856
 Custodian fee ..................................         22,754           11,336          23,549            58,088          6,882
 Transfer agent fee .............................         23,052            9,507          20,160            73,324          4,713
 Transfer agent fee - class specific ............         27,319           11,074          27,027            91,067          3,572
 Shareholder servicing fees - class specific.....        187,550            1,821          80,108           163,382              4
 Distribution fees - class specific .............         13,738              325          24,758            54,517             --
 Legal and audit fees ...........................         36,204           40,873          36,302            84,862         18,784
 Printing fee ...................................         22,905            7,725          18,578            90,325          2,941
 Registration fees and expenses .................         16,209           15,119          13,016            18,490         16,926
 Trustees' fees .................................          5,333            1,824           5,420            17,624            299
 Other ..........................................         10,439            6,780          10,649            28,479          4,034
                                                     -----------      -----------     -----------      ------------      ---------
  Total expenses ................................      1,321,659          493,772       1,205,495         3,866,233        183,201
   Less investment advisory fees waived..........       (380,906)        (247,044)       (369,321)       (1,032,835)       (89,319)
   Less administration fees waived ..............             --               --              --                --        (14,770)
   Less administration fees waived -
    class specific ..............................        (100,118)         (57,923)       (114,196)         (411,404)       (18,856)
   Less custodian fee waived ....................          (1,149)            (883)         (1,268)           (3,009)          (422)
   Less transfer agent fee waived ...............          (2,217)            (793)         (1,928)           (6,758)          (283)
   Less distribution fees waived - class
    specific ....................................         (13,738)            (325)        (24,758)          (54,517)            --
   Less shareholder servicing fees
    waived - class specific .....................              --               --              --                --             --
                                                      -----------      -----------     -----------      ------------      ---------
  Net expenses ..................................         823,531          186,804         694,024         2,357,710         59,551
                                                      -----------      -----------     -----------      ------------      ---------
Net investment income ...........................       2,406,767        1,127,667       2,586,302         8,806,806        365,649
                                                      -----------      -----------     -----------      ------------      ---------
Net realized gain (loss) on investments .........          (2,025)           6,898              --           (33,844)          (506)
                                                      -----------      -----------     -----------      ------------      ---------
Net increase in net assets resulting
 from operations ................................     $ 2,404,742      $ 1,134,565     $ 2,586,302      $  8,772,962      $ 365,143
                                                      ===========      ===========     ===========      ============      =========

                                                                              43

                                 BlackRock Funds

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                            Money Market Portfolio
                                                    ---------------------------------------
                                                          For the             For the
                                                            Year                Year
                                                           Ended               Ended
                                                          9/30/05             9/30/04
                                                    ------------------- -------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................    $   31,021,152     $    16,426,664
  Net realized gain (loss) on investments .........           (12,296)             76,821
                                                       --------------     ---------------
  Net increase in net assets resulting from
   operations .....................................        31,008,856          16,503,485
                                                       --------------     ---------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class .............................       (11,776,659)        (11,959,475)
  Service Class ...................................        (7,897,918)         (2,148,489)
  Hilliard Lyons Class ............................        (2,356,333)           (553,341)
  Investor A Class ................................        (8,655,993)         (1,750,399)
  Investor B Class ................................          (262,118)            (13,456)
  Investor C Class ................................           (72,131)             (1,504)
                                                       --------------     ---------------
  Total distributions from net investment
   income .........................................       (31,021,152)        (16,426,664)
                                                       --------------     ---------------
Capital share transactions ........................       103,371,897      (1,597,395,056)
                                                       --------------     ---------------
  Total increase (decrease) in net assets .........       103,359,601      (1,597,318,235)
Net assets:
  Beginning of year ...............................     1,456,377,991       3,053,696,226
                                                       --------------     ---------------
  End of year .....................................    $1,559,737,592     $ 1,456,377,991
                                                       ==============     ===============
  End of period undistributed net investment
   income .........................................    $       64,239     $        64,239

                                                               U.S.Treasury                         Municipal
                                                          Money Market Portfolio              Money Market Portfolio
                                                    ----------------------------------- ----------------------------------
                                                         For the           For the           For the          For the
                                                           Year              Year             Year              Year
                                                          Ended             Ended             Ended            Ended
                                                         9/30/05           9/30/04           9/30/05          9/30/04
                                                    ----------------- ----------------- ---------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................   $   8,916,517     $   3,056,516     $   5,253,149     $   3,446,121
  Net realized gain (loss) on investments .........         (13,138)            8,597            11,076             2,605
                                                      -------------     -------------     -------------     -------------
  Net increase in net assets resulting from
   operations .....................................       8,903,379         3,065,113         5,264,225         3,448,726
                                                      -------------     -------------     -------------     -------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class .............................      (3,930,861)       (2,049,993)       (1,830,876)       (2,271,744)
  Service Class ...................................      (4,276,660)         (864,910)       (1,193,977)         (354,795)
  Hilliard Lyons Class ............................              --                --        (2,152,442)         (791,645)
  Investor A Class ................................        (708,996)         (141,613)          (75,854)          (27,937)
  Investor B Class ................................              --                --                --                --
  Investor C Class ................................              --                --                --                --
                                                      -------------     -------------     -------------     -------------
  Total distributions from net investment
   income .........................................      (8,916,517)       (3,056,516)       (5,253,149)       (3,446,121)
                                                      -------------     -------------     -------------     -------------
Capital share transactions ........................      16,889,278      (242,262,681)      (31,069,940)     (347,358,162)
                                                      -------------     -------------     -------------     -------------
  Total increase (decrease) in net assets .........      16,876,140      (242,254,084)      (31,058,864)     (347,355,557)
Net assets:
  Beginning of year ...............................     437,206,163       679,460,247       331,350,078       678,705,635
                                                      -------------     -------------     -------------     -------------
  End of year .....................................   $ 454,082,303     $ 437,206,163     $ 300,291,214     $ 331,350,078
                                                      =============     =============     =============     =============
  End of period undistributed net investment
   income .........................................   $      46,591     $      46,591     $          --     $          --

See accompanying notes to financial statements

44

                                 BlackRock Funds
                                              New Jersey Municipal        North Carolina Municipal           Ohio Municipal
                                             Money Market Portfolio        Money Market Portfolio         Money Market Portfolio
                                          ----------------------------  -----------------------------  ----------------------------
                                              For the       For the        For the        For the         For the        For the
                                               Year          Year           Year           Year            Year           Year
                                              Ended         Ended          Ended          Ended           Ended          Ended
                                             9/30/05       9/30/04        9/30/05        9/30/04         9/30/05        9/30/04
                                          -------------  -------------  ------------  ---------------  -------------  -------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................. $   2,406,767  $     926,093  $  1,127,667  $       684,695  $   2,586,302  $   1,075,474
  Net realized gain (loss) on
   investments ..........................        (2,025)         6,081         6,898           (9,007)            --             --
                                          -------------  -------------  ------------  ---------------  -------------  -------------
  Net increase in net assets resulting
   from operations ......................     2,404,742        932,174     1,134,565          675,688      2,586,302      1,075,474
                                          -------------  -------------  ------------  ---------------  -------------  -------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class ...................    (1,340,022)      (589,129)   (1,115,968)        (681,816)    (2,074,310)      (861,610
  Service Class .........................      (875,861)      (274,543)       (6,820)          (1,083)      (147,686)       (92,021
  Hilliard Lyons Class ..................            --             --            --               --             --             --
  Investor A Class ......................      (190,884)       (62,421)       (4,879)          (1,796)      (364,306)      (121,843
  Investor B Class ......................            --             --            --               --             --             --
  Investor C Class ......................            --             --            --               --             --             --
                                          -------------  -------------  ------------  ---------------  -------------  -------------
  Total distributions from net
   investment income ....................    (2,406,767)      (926,093)   (1,127,667)        (684,695)    (2,586,302)    (1,075,474
                                          -------------  -------------  ------------  ---------------  -------------  -------------
Capital share transactions ..............    (4,098,458)    (6,118,893)    4,608,534     (104,373,941)   (49,696,441)    35,359,206
                                          -------------  -------------  ------------  ---------------  -------------  -------------
  Total increase (decrease) in net
  assets ................................    (4,100,483)    (6,112,812)    4,615,432     (104,382,948)   (49,696,441)    35,359,206
Net assets:
  Beginning of year .....................   153,250,227    159,363,039    58,646,750      163,029,698    169,510,644    134,151,438
                                          -------------  -------------  ------------  ---------------  -------------  -------------
  End of year ........................... $ 149,149,744  $ 153,250,227  $ 63,262,182  $    58,646,750  $ 119,814,203  $ 169,510,644
                                          =============  =============  ============  ===============  =============  =============
  End of period undistributed net
   investment income .................... $          --  $          --  $         --  $            --  $          --  $          --

                                                 Pennsylvania Municipal               Virginia Municipal
                                                 Money Market Portfolio             Money Market Portfolio
                                           ----------------------------------- ---------------------------------
                                                For the           For the           For the          For the
                                                  Year              Year             Year             Year
                                                 Ended             Ended             Ended            Ended
                                                9/30/05           9/30/04           9/30/05          9/30/04
                                           ----------------- ----------------- ---------------- ----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................    $   8,806,806     $   3,424,471     $    365,649    $     137,645
  Net realized gain (loss) on
   investments ..........................          (33,844)           34,005             (506)             584
                                             -------------     -------------     ------------    -------------
  Net increase in net assets resulting
   from operations ......................        8,772,962         3,458,476          365,143          138,229
                                             -------------     -------------     ------------    -------------
Distributions to shareholders from:
 Net investment income:
  Institutional Class ...................       (7,394,998)       (3,106,702)        (365,617)        (133,087)
  Service Class .........................         (518,169)         (161,394)             (32)          (4,558)
  Hilliard Lyons Class ..................               --                --               --               --
  Investor A Class ......................         (893,639)         (156,375)              --               --
  Investor B Class ......................               --                --               --               --
  Investor C Class ......................               --                --               --               --
                                             -------------     -------------     ------------    -------------
  Total distributions from net
   investment income ....................       (8,806,806)       (3,424,471)        (365,649)        (137,645)
                                             -------------     -------------     ------------    -------------
Capital share transactions ..............       48,065,937        (5,693,646)       6,312,686      (45,117,405)
                                             -------------     -------------     ------------    -------------
  Total increase (decrease) in net
  assets ................................       48,032,093        (5,659,641)       6,312,180      (45,116,821)
Net assets:
  Beginning of year .....................      488,642,722       494,302,363       17,857,060       62,973,881
                                             -------------     -------------     ------------    -------------
  End of year ...........................    $ 536,674,815     $ 488,642,722     $ 24,169,240    $  17,857,060
                                             =============     =============     ============    =============
  End of period undistributed net
   investment income ....................    $          --     $          --     $         --    $          --

                                                                              45

                                 BlackRock Funds

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                             Net                                     Net
                            asset                  Distributions    asset
                            value         Net         from net      value
                          beginning   investment     investment     end of
                          of period     income         income       period
===========================================================================
----------------------
Money Market Portfolio
----------------------
Institutional Class
9/30/05                   $   1.00    $   0.0233   $   (0.0233)   $   1.00
9/30/04                       1.00        0.0083       (0.0083)       1.00
9/30/03 /11/                  1.00        0.0103       (0.0103)       1.00
9/30/02 /11/                  1.00        0.0186       (0.0186)       1.00
9/30/01 /11/                  1.00        0.0496       (0.0496)       1.00
Service Class
9/30/05                   $   1.00    $   0.0203   $   (0.0203)   $   1.00
9/30/04                       1.00        0.0054       (0.0054)       1.00
9/30/03 /11/                  1.00        0.0073       (0.0073)       1.00
9/30/02 /11/                  1.00        0.0156       (0.0156)       1.00
9/30/01 /11/                  1.00        0.0466       (0.0466)       1.00
Hilliard Lyons Class
9/30/05                   $   1.00    $   0.0198   $   (0.0198)   $   1.00
9/30/04                       1.00        0.0043       (0.0043)       1.00
9/30/03 /11/                  1.00        0.0056       (0.0056)       1.00
9/30/02 /11/                  1.00        0.0139       (0.0139)       1.00
9/30/01 /11/                  1.00        0.0450       (0.0450)       1.00
Investor A Class
9/30/05                   $   1.00    $   0.0199   $   (0.0199)   $   1.00
9/30/04                       1.00        0.0044       (0.0044)       1.00
9/30/03 /11/                  1.00        0.0056       (0.0056)       1.00
9/30/02 /11/                  1.00        0.0139       (0.0139)       1.00
9/30/01 /11/                  1.00        0.0449       (0.0449)       1.00
Investor B Class
9/30/05                   $   1.00    $   0.0151   $   (0.0151)   $   1.00
9/30/04                       1.00        0.0015       (0.0015)       1.00
9/30/03 /11/                  1.00        0.0014       (0.0014)       1.00
9/30/02 /11/                  1.00        0.0079       (0.0079)       1.00
9/30/01 /11/                  1.00        0.0389       (0.0389)       1.00
Investor C Class
9/30/05                   $   1.00    $   0.0151   $   (0.0151)   $   1.00
9/30/04                       1.00        0.0014       (0.0014)       1.00
9/30/03 /11/                  1.00        0.0014       (0.0014)       1.00
9/30/02 /11/                  1.00        0.0078       (0.0078)       1.00
9/30/01 /11/                  1.00        0.0389       (0.0389)       1.00
------------------------------------
U.S. Treasury Money Market Portfolio
------------------------------------
Institutional Class
9/30/05                   $   1.00    $   0.0221   $   (0.0221)   $   1.00
9/30/04                       1.00        0.0072       (0.0072)       1.00
9/30/03 /11/                  1.00        0.0091       (0.0091)       1.00
9/30/02 /11/                  1.00        0.0166       (0.0166)       1.00
9/30/01 /11/                  1.00        0.0464       (0.0464)       1.00
Service Class
9/30/05                   $   1.00    $   0.0190   $   (0.0190)   $   1.00
9/30/04                       1.00        0.0042       (0.0042)       1.00
9/30/03 /11/                  1.00        0.0061       (0.0061)       1.00
9/30/02 /11/                  1.00        0.0136       (0.0136)       1.00
9/30/01 /11/                  1.00        0.0435       (0.0435)       1.00

See accompanying notes to financial statements.

46

                                 BlackRock Funds

                                                                                                               Ratio of net
                                      Net                          Ratio of total                       investment income (Loss)
                                    assets         Ratio of     expenses to average     Ratio of net           to average
                                    end of     net expenses to       net assets      investment income         net assets
                        Total       period       average net         (excluding        to average net          (excluding
                       return       (000)          assets            waivers)             assets               waivers)
                   ============================================================================================================
----------------------
Money Market Portfolio
----------------------
Institutional Class
9/30/05                   2.36%   $  574,473         0.42%             0.71%                2.30%                2.01%
9/30/04                   0.84       593,380         0.42              0.63                 0.78                 0.57
9/30/03 /11/              1.04     2,006,202         0.42              0.62                 1.04                 0.84
9/30/02 /11/              1.87     2,462,579         0.42              0.61                 1.86                 1.67
9/30/01 /11/              5.08     2,507,649         0.42              0.60                 4.96                 4.79
Service Class
9/30/05                   2.05%   $  411,831         0.72%             0.96%                2.02%                1.78%
9/30/04                   0.54       374,441         0.71              0.93                 0.54                 0.32
9/30/03 /11/              0.74       431,854         0.72              0.94                 0.74                 0.53
9/30/02 /11/              1.57       567,574         0.72              0.91                 1.60                 1.41
9/30/01 /11/              4.77       853,306         0.72              0.90                 4.66                 4.49
Hilliard Lyons Class
9/30/05                   2.00%   $  116,066         0.77%             1.07%                1.98%                1.68%
9/30/04                   0.43       116,254         0.82              1.13                 0.42                 0.11
9/30/03 /11/              0.57       148,277         0.89              1.10                 0.56                 0.34
9/30/02 /11/              1.40       144,271         0.89              1.08                 1.40                 1.21
9/30/01 /11/              4.59       163,056         0.89              1.07                 4.49                 4.31
Investor A Class
9/30/05                   2.01%   $  433,609         0.76%             1.06%                2.04%                1.74%
9/30/04                   0.44       362,495         0.82              1.13                 0.43                 0.12
9/30/03 /11/              0.57       451,676         0.89              1.11                 0.57                 0.36
9/30/02 /11/              1.39       539,268         0.89              1.08                 1.38                 1.19
9/30/01 /11/              4.59       531,518         0.89              1.07                 4.43                 4.25
Investor B Class
9/30/05                   1.52%   $   18,716         1.24%             1.74%                1.66%                1.16%
9/30/04                   0.15         8,924         1.10              1.79                 0.14                (0.55)
9/30/03 /11/              0.14        13,490         1.34              1.86                 0.15                (0.37)
9/30/02 /11/              0.79        21,864         1.49             1.837                 0.77                0.427
9/30/01 /11/              3.96        15,853         1.49             1.827                 3.64                3.317
Investor C Class
9/30/05                   1.52%   $    5,043         1.24%             1.73%                1.79%                1.30%
9/30/04                   0.15           884         1.10              1.79                 0.14                (0.56)
9/30/03/11/               0.14         2,197         1.35              1.86                 0.15                (0.35)
9/30/02/11/               0.79         7,873         1.49             1.839                 0.79                0.459
9/30/01/11/               3.96         9,429         1.49             1.829                 3.68                3.359
------------------------------------
U.S. Treasury Money Market Portfolio
------------------------------------
Institutional Class
9/30/05                   2.23%   $  164,905         0.41%             0.73%                2.18%                1.86%
9/30/04                   0.72       176,136         0.41              0.70                 0.68                 0.39
9/30/03 /11/              0.92       379,240         0.41              0.70                 0.93                 0.64
9/30/02 /11/              1.68       526,344         0.41              0.68                 1.62                 1.35
9/30/01 /11/              4.74       380,200         0.41              0.68                 4.61                 4.34
Service Class
9/30/05                   1.93%   $  257,187         0.71%             0.98%                1.99%                1.72%
9/30/04                   0.42       219,788         0.71              0.99                 0.41                 0.13
9/30/03 /11/              0.62       250,314         0.71              1.00                 0.61                 0.32
9/30/02 /11/              1.37       265,841         0.71              0.98                 1.39                 1.11
9/30/01 /11/              4.43       398,130         0.71              0.98                 4.39                 4.12

                                                                              47

                                 BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Continued)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        Net                                            Net
                                       asset                      Distributions       asset
                                       value           Net           from net         value
                                     beginning     investment       investment        end of
                                     of period       income           income          period
===============================================================================================
-----------------------------------------------
U.S. Treasury Money Market Portfolio (Continued)
-----------------------------------------------
Investor A Class
9/30/05                         $   1.00      $   0.0186     $   (0.0186)      $   1.00
9/30/04                             1.00          0.0031         (0.0031)          1.00
9/30/03 /11/                        1.00          0.0044         (0.0044)          1.00
9/30/02 /11/                        1.00          0.0119         (0.0119)          1.00
9/30/01 /11/                        1.00          0.0417         (0.0417)          1.00
Investor C Class
1/22/02 /3/,/11/ through 2/6/02 $   1.00      $   0.0003     $   (0.0003)      $   1.00
--------------------------------
Municipal Money Market Portfolio
--------------------------------
Institutional Class
9/30/05                         $   1.00      $   0.0172     $  (0.0172)       $   1.00
9/30/04                             1.00          0.0073        (0.0073)           1.00
9/30/03 /11/                        1.00          0.0092        (0.0092)           1.00
9/30/02 /11/                        1.00          0.0142        (0.0142)           1.00
9/30/01 /11/                        1.00          0.0315        (0.0315)           1.00
Service Class
9/30/05                         $   1.00      $   0.0143     $  (0.0143)       $   1.00
9/30/04                             1.00          0.0043        (0.0043)           1.00
9/30/03 /11/                        1.00          0.0062        (0.0062)           1.00
9/30/02 /11/                        1.00          0.0112        (0.0112)           1.00
9/30/01 /11/                        1.00          0.0285        (0.0285)           1.00
Hilliard Lyons Class
9/30/05                         $   1.00      $   0.0163     $  (0.0163)       $   1.00
9/30/04                             1.00          0.0056        (0.0056)           1.00
9/30/03 /11/                        1.00          0.0070        (0.0070)           1.00
9/30/02 /11/                        1.00          0.0120        (0.0120)           1.00
9/30/01 /11/                        1.00          0.0292        (0.0292)           1.00
Investor A Class
9/30/05                         $   1.00      $   0.0136     $  (0.0136)       $   1.00
9/30/04                             1.00          0.0042        (0.0042)           1.00
9/30/03 /11/                        1.00          0.0048        (0.0048)           1.00
9/30/02 /11/                        1.00          0.0095        (0.0095)           1.00
9/30/01 /11/                        1.00          0.0268        (0.0268)           1.00
-------------------------------------------
New Jersey Municipal Money Market Portfolio
-------------------------------------------
Institutional Class
9/30/05                         $   1.00      $   0.0175     $  (0.0175)       $   1.00
9/30/04                             1.00          0.0074        (0.0074)           1.00
9/30/03 /11/                        1.00          0.0089        (0.0089)           1.00
9/30/02 /11/                        1.00          0.0134        (0.0134)           1.00
9/30/01 /11/                        1.00          0.0305        (0.0305)           1.00
Service Class
9/30/05                         $   1.00      $   0.0145     $  (0.0145)       $   1.00
9/30/04                             1.00          0.0044        (0.0044)           1.00
9/30/03 /11/                        1.00          0.0059        (0.0059)           1.00
9/30/02 /11/                        1.00          0.0104        (0.0104)           1.00
9/30/01 /11/                        1.00          0.0275        (0.0275)           1.00

See accompanying notes to financial statements.

48

                                 BlackRock Funds

                                                                                                                 Ratio of net
                                         Net                          Ratio of total                       investment income (Loss)
                                        assets        Ratio of     expenses to average     Ratio of net           to average
                                        end of    net expenses to       net assets      investment income         net assets
                             Total      period      average net         (excluding        to average net          (excluding
                             return      (000)         assets            waivers)             assets               waivers)
                           ========================================================================================================
-----------------------------------------------
U.S. Treasury Money Market Portfolio (Continued)
-----------------------------------------------
Investor A Class
9/30/05                       1.88%  $  31,990          0.75%              1.07%               1.83%                  1.51%
9/30/04                       0.31      41,283          0.82               1.19                0.31                  (0.06)
9/30/03 /11/                  0.44      49,906          0.88               1.17                0.47                   0.17
9/30/02 /11/                  1.20      68,299          0.88               1.16                1.15                   0.87
9/30/01 /11/                  4.26      35,178          0.88               1.15                4.17                   3.90
Investor C Class
1/22/02 /3/,/11/
through 2/6/02                0.03%  $      --/6/       1.48%/2/           1.76%/2/            0.72%/2/               0.44%/2/
Institutional Class
9/30/05                       1.74%  $  75,789          0.42%              0.74%               1.69%                  1.37%
9/30/04                       0.73     126,534          0.42               0.71                0.69                   0.41
9/30/03 /11/                  0.92     437,613          0.42               0.71                0.92                   0.64
9/30/02 /11/                  1.43     428,743          0.42               0.70                1.41                   1.13
9/30/01 /11/                  3.19     491,052          0.42               0.69                3.11                   2.83
Service Class
9/30/05                       1.44%  $  93,844          0.72%              0.99%               1.45%                  1.18%
9/30/04                       0.43      70,344          0.72               1.00                0.42                   0.14
9/30/03 /11/                  0.62      88,769          0.72               1.01                0.63                   0.34
9/30/02 /11/                  1.12     104,474          0.72               1.00                1.13                   0.85
9/30/01 /11/                  2.88     138,402          0.72               0.99                2.82                   2.54
Hilliard Lyons Class
9/30/05                       1.64%  $ 126,397          0.52%              1.09%               1.62%                  1.05%
9/30/04                       0.57     127,151          0.59               1.13                0.56                   0.02
9/30/03 /11/                  0.70     143,305          0.64               0.93                0.70                   0.41
9/30/02 /11/                  1.20     147,755          0.64               0.92                1.17                   0.89
9/30/01 /11/                  2.96     101,506          0.64               0.94                2.92                   2.63
Investor A Class
9/30/05                       1.37%  $   4,262          0.79%              1.11%               1.29%                  0.97%
9/30/04                       0.43       7,322          0.72               1.19                0.42                  (0.05)
9/30/03 /11/                  0.49       9,019          0.85               1.18                0.47                   0.15
9/30/02 /11/                  0.95       6,587          0.89               1.17                0.96                   0.68
9/30/01 /11/                  2.71       9,013          0.89               1.16                2.65                   2.37
-------------------------------------------
New Jersey Municipal Money Market Portfolio
-------------------------------------------
Institutional Class
9/30/05                       1.76%  $  74,329          0.39%              0.74%               1.73%                  1.38%
9/30/04                       0.74      80,530          0.39               0.72                0.74                   0.40
9/30/03 /11/                  0.89      77,267          0.39               0.72                0.89                   0.56
9/30/02 /11/                  1.35      86,573          0.39               0.71                1.34                   1.02
9/30/01 /11/                  3.10      97,007          0.39               0.70                3.03                   2.72
Service Class
9/30/05                       1.46%  $  59,794          0.69%              0.99%               1.45%                  1.15%
9/30/04                       0.44      59,899          0.69               1.01                0.44                   0.12
9/30/03 /11/                  0.59      64,313          0.69               1.02                0.59                   0.26
9/30/02 /11/                  1.04      65,074          0.69               1.01                1.04                   0.71
9/30/01 /11/                  2.79      60,296          0.69               1.00                2.75                   2.44

                                                                              49

                                 BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Continued)

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                   Net                                            Net
                                  asset                      Distributions       asset
                                  value           Net           from net         value
                                beginning     investment       investment        end of
                                of period       income           income          period
=========================================================================================
-------------------------------------------------------
New Jersey Municipal Money Market Portfolio (Continued)
-------------------------------------------------------
Investor A Class
9/30/05                           $ 1.00        $ 0.0138       $ (0.0138)        $ 1.00
9/30/04                             1.00          0.0044         (0.0044)          1.00
9/30/03 /11/                        1.00          0.0045         (0.0045)          1.00
9/30/02 /11/                        1.00          0.0087         (0.0087)          1.00
9/30/01 /11/                        1.00          0.0258         (0.0258)          1.00
-----------------------------------------------
North Carolina Municipal Money Market Portfolio
-----------------------------------------------
Institutional Class
9/30/05                           $ 1.00        $ 0.0185       $ (0.0185)        $ 1.00
9/30/04                             1.00          0.0084         (0.0084)          1.00
9/30/03 /11/                        1.00          0.0097         (0.0097)          1.00
9/30/02 /11/                        1.00          0.0134         (0.0134)          1.00
9/30/01 /11/                        1.00          0.0313         (0.0313)          1.00
Service Class
9/30/05                           $ 1.00        $ 0.0155       $ (0.0155)        $ 1.00
9/30/04                             1.00          0.0054         (0.0054)          1.00
9/30/03 /11/                        1.00          0.0067         (0.0067)          1.00
9/30/02 /11/                        1.00          0.0104         (0.0104)          1.00
9/30/01 /11/                        1.00          0.0283         (0.0283)          1.00
Investor A Class
9/30/05                           $ 1.00        $ 0.0151       $ (0.0151)        $ 1.00
9/30/04                             1.00          0.0054         (0.0054)          1.00
9/30/03 /11/                        1.00          0.0053         (0.0053)          1.00
9/30/02 /11/                        1.00          0.0082         (0.0082)          1.00
9/30/01 /11/                        1.00          0.0266         (0.0266)          1.00
Investor B Class
10/1/01 /11/ through 12/14/01     $ 1.00        $ 0.0012       $ (0.0012)        $ 1.00
9/30/01 /11/                        1.00          0.0203         (0.0203)          1.00
-------------------------------------
Ohio Municipal Money Market Portfolio
-------------------------------------
Institutional Class
9/30/05                           $ 1.00        $ 0.0182       $ (0.0182)        $ 1.00
9/30/04                             1.00          0.0087         (0.0087)          1.00
9/30/03 /11/                        1.00          0.0105         (0.0105)          1.00
9/30/02 /11/                        1.00          0.0154         (0.0154)          1.00
9/30/01 /11/                        1.00          0.0331         (0.0331)          1.00
Service Class
9/30/05                           $ 1.00        $ 0.0152       $ (0.0152)        $ 1.00
9/30/04                             1.00          0.0057         (0.0057)          1.00
9/30/03 /11/                        1.00          0.0075         (0.0075)          1.00
9/30/02 /11/                        1.00          0.0124         (0.0124)          1.00
9/30/01 /11/                        1.00          0.0301         (0.0301)          1.00
Investor A Class
9/30/05                           $ 1.00        $ 0.0150       $ (0.0150)        $ 1.00
9/30/04                             1.00          0.0046         (0.0046)          1.00
9/30/03 /11/                        1.00          0.0058         (0.0058)          1.00
9/30/02 /11/                        1.00          0.0107         (0.0107)          1.00
9/30/01 /11/                        1.00          0.0284         (0.0284)          1.00

See accompanying notes to financial statements.

50

                                 BlackRock Funds

                                                                                                                 Ratio of net
                                       Net                           Ratio of total                        investment income (Loss)
                                      assets        Ratio of      expenses to average      Ratio of net           to average
                                      end of    net expenses to        net assets       investment income         net assets
                          Total       period      average net          (excluding         to average net          (excluding
                         return       (000)          assets             waivers)              assets               waivers)
===================================================================================================================================
-------------------------------------------------------
New Jersey Municipal Money Market Portfolio (Continued)
-------------------------------------------------------
Investor A Class
9/30/05                     1.39%   $ 15,027         0.75%                1.11%                1.40%                  1.04%
9/30/04                     0.44      12,821         0.69                 1.21                 0.43                  (0.09)
9/30/03 /11/                0.45      17,783         0.82                 1.19                 0.44                   0.07
9/30/02 /11/                0.87      14,244         0.86                 1.18                 0.87                   0.54
9/30/01 /11/                2.61      16,417         0.86                 1.17                 2.40                   2.09
-----------------------------------------------
North Carolina Municipal Money Market Portfolio
-----------------------------------------------
Institutional Class
9/30/05                     1.87%   $ 56,017         0.30%                0.80%                1.84%                  1.34%
9/30/04                     0.85      58,168         0.30                 0.74                 0.84                   0.40
9/30/03 /11/                0.97     162,465         0.30                 0.74                 0.96                   0.53
9/30/02 /11/                1.35     156,476         0.30                 0.72                 1.32                   0.90
9/30/01 /11/                3.18     115,139         0.30                 0.70                 3.10                   2.70
Service Class
9/30/05                     1.56%   $  6,923         0.60%                1.07%                1.69%                  1.22%
9/30/04                     0.54         160         0.60                 1.03                 0.55                   0.11
9/30/03 /11/                0.67         227         0.60                 1.04                 0.63                   0.20
9/30/02 /11/                1.05         205         0.60                 1.02                 1.14                   0.71
9/30/01 /11/                2.87         519         0.60                 1.00                 2.80                   2.40
Investor A Class
9/30/05                     1.52%   $    321         0.64%                1.15%                1.51%                  1.00%
9/30/04                     0.55         319         0.60                 1.23                 0.54                  (0.09)
9/30/03 /11/                0.53         338         0.74                 1.21                 0.53                   0.06
9/30/02 /11/                0.88         375         0.77                 1.19                 0.88                   0.46
9/30/01 /11/                2.70         415         0.77                 1.17                 2.52                   2.12
Investor B Class
10/1/01 /11/ through
12/14/01                    0.12%   $     --/4/      1.37%/2/             1.79%/2/             0.60%/2/               0.18%/2/
9/30/01 /11/                2.05           6         1.37                 1.77                 2.02                   1.62
-------------------------------------
Ohio Municipal Money Market Portfolio
-------------------------------------
Institutional Class
9/30/05                     1.83%   $ 88,697         0.39%                0.73%                1.79%                  1.45%
9/30/04                     0.87     122,030         0.39                 0.72                 0.87                   0.54
9/30/03 /11/                1.06      94,936         0.39                 0.72                 1.05                   0.71
9/30/02 /11/                1.55     104,426         0.39                 0.72                 1.52                   1.19
9/30/01 /11/                3.36      77,620         0.39                 0.71                 3.31                   2.98
Service Class
9/30/05                     1.53%   $ 10,224         0.69%                0.98%                1.50%                  1.21%
9/30/04                     0.57      15,311         0.69                 1.01                 0.56                   0.24
9/30/03 /11/                0.75      13,061         0.69                 1.03                 0.75                   0.41
9/30/02 /11/                1.25      11,511         0.69                 1.02                 1.19                   0.87
9/30/01 /11/                3.05      12,667         0.69                 1.01                 2.95                   2.63
Investor A Class
9/30/05                     1.51%   $ 20,893         0.71%                1.06%                1.47%                  1.12%
9/30/04                     0.46      32,171         0.80                 1.20                 0.46                   0.06
9/30/03 /11/                0.58      26,154         0.86                 1.19                 0.59                   0.25
9/30/02 /11/                1.07      30,851         0.86                 1.18                 1.09                   0.77
9/30/01 /11/                2.88      44,050         0.86                 1.18                 2.84                   2.51

                                                                              51

                                 BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Concluded)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      Net                                            Net
                                     asset                      Distributions       asset
                                     value           Net           from net         value
                                   beginning     investment       investment        end of
                                   of period       income           income          period
============================================================================================
---------------------------------------------
Pennsylvania Municipal Money Market Portfolio
---------------------------------------------
Institutional Class
9/30/05                            $   1.00      $   0.0178     $   (0.0178)      $   1.00
9/30/04                                1.00          0.0073         (0.0073)          1.00
9/30/03 /11/                           1.00          0.0093         (0.0093)          1.00
9/30/02 /11/                           1.00          0.0131         (0.0131)          1.00
9/30/01 /11/                           1.00          0.0299         (0.0299)          1.00
Service Class
9/30/05                            $   1.00      $   0.0148     $   (0.0148)      $   1.00
9/30/04                                1.00          0.0043         (0.0043)          1.00
9/30/03 /11/                           1.00          0.0063         (0.0063)          1.00
9/30/02 /11/                           1.00          0.0101         (0.0101)          1.00
9/30/01 /11/                           1.00          0.0269         (0.0269)          1.00
Investor A Class
9/30/05                            $   1.00      $   0.0155     $   (0.0155)      $   1.00
9/30/04                                1.00          0.0045         (0.0045)          1.00
9/30/03 /11/                           1.00          0.0049         (0.0049)          1.00
9/30/02 /11/                           1.00          0.0084         (0.0084)          1.00
9/30/01 /11/                           1.00          0.0252         (0.0252)          1.00
Investor Class B
12/12/01 /1/,/11/ through 4/9/02   $   1.00      $   0.0003     $   (0.0003)      $   1.00
-----------------------------------------
Virginia Municipal Money Market Portfolio
-----------------------------------------
Institutional Class
9/30/05                            $   1.00      $   0.0181     $   (0.0181)      $   1.00
9/30/04                                1.00          0.0082         (0.0082)          1.00
9/30/03 /11/                           1.00          0.0094         (0.0094)          1.00
9/30/02 /11/                           1.00          0.0144         (0.0144)          1.00
9/30/01 /11/                           1.00          0.0323         (0.0323)          1.00
Service Class
05/13/05 through 06/27/05 /9/      $   1.00      $   0.0023     $   (0.0023)      $   1.00
10/01/03 through 10/07/03 /8/,/11/     1.00          0.0001         (0.0001)          1.00
9/30/03 /11/                           1.00          0.0084         (0.0084)          1.00
9/30/02 /11/                           1.00          0.0124         (0.0124)          1.00
9/30/01 /11/                           1.00          0.0293         (0.0293)          1.00
Investor A Class
10/1/01 through 3/12/02 /11/       $   1.00      $   0.0051     $   (0.0051)      $   1.00
9/30/01 /11/                           1.00          0.0276         (0.0276)          1.00

/1/  Commencement of operations of share class.

/2/  Annualized.

/3/  Reissuance of shares.

/4/  There were no Investor B shares outstanding as of September 30, 2002.

/5/  There were no Investor A shares outstanding as of September 30, 2002.

/6/  There were no Investor C shares outstanding as of September 30, 2002.

See accompanying notes to financial statements.

52

                                 BlackRock Funds

                                                                                                                  Ratio of net
                                         Net                           Ratio of total                       investment income (Loss)
                                        assets         Ratio of     expenses to average     Ratio of net           to average
                                        end of     net expenses to       net assets      investment income         net assets
                           Total        period       average net         (excluding        to average net          (excluding
                          return        (000)           assets            waivers)             assets               waivers)
====================================================================================================================================
---------------------------------------------
Pennsylvania Municipal Money Market Portfolio
---------------------------------------------
Institutional Class
9/30/05                    1.79%      $430,376           0.42%              0.72%               1.78%                 1.48%
9/30/04                    0.73        426,130           0.42               0.71                0.73                  0.44
9/30/03 /11/               0.93        416,412           0.42               0.71                0.93                  0.64
9/30/02 /11/               1.31        466,039           0.42               0.70                1.30                  1.02
9/30/01 /11/               3.03        459,885           0.42               0.69                2.97                  2.70
Service Class
9/30/05                    1.49%      $ 34,219           0.72%              0.97%               1.47%                 1.22%
9/30/04                    0.43         32,866           0.72               0.99                0.43                  0.15
9/30/03 /11/               0.63         44,164           0.72               1.01                0.64                  0.35
9/30/02 /11/               1.01         54,574           0.72               1.01                1.01                  0.73
9/30/01 /11/               2.72         75,431           0.72               0.99                2.73                  2.46
Investor A Class
9/30/05                    1.56%      $ 72,079           0.65%              0.96%               1.64%                 1.33%
9/30/04                    0.45         29,647           0.70               1.17                0.44                 (0.03)
9/30/03 /11/               0.49         33,726           0.87               1.18                0.51                  0.19
9/30/02 /11/               0.84         68,204           0.88               1.16                0.83                  0.55
9/30/01 /11/               2.54         75,332           0.89               1.16                2.46                  2.19
Investor Class B
12/12/01 /1/,/11/
 through
4/9/02                     0.05%      $     --/4/        1.49%/2/           1.76%/2/            0.14%/2/             (0.13)%/2/
-----------------------------------------
Virginia Municipal Money Market Portfolio
-----------------------------------------
Institutional Class
9/30/05                    1.83%      $ 24,169           0.30%              0.92%               1.84%                 1.22%
9/30/04                    0.82         17,857           0.30               0.89                0.83                  0.23
9/30/03 /11/               0.95         21,963           0.30               0.75                0.93                  0.48
9/30/02 /11/               1.45         19,808           0.30               0.75                1.50                  1.06
9/30/01 /11/               3.28         53,823           0.30               0.73                3.26                  2.83
Service Class
05/13/05 through
 06/27/05 /9/              0.23%/10/  $     --/9/        0.60%/2/           1.18%/2/            1.96%/2/              1.38%/2/
10/01/03 through
 10/07/03 /8/,/11/  0.01     --/8/        0.40/2/        1.06/2/            0.71/2/             0.04/2/
9/30/03 /11/               0.85         41,011           0.40               1.05                0.85                  0.19
9/30/02 /11/               1.25         44,143           0.40               1.00                1.19                  0.60
9/30/01 /11/               2.97            611           0.60               1.03                2.94                  2.51
Investor A Class
10/1/01 through
 3/12/02 /11/              0.51%      $     --/5/        0.77%/2/           1.20%/2/            1.21%/2/              0.77%/2/
9/30/01 /11/               2.80          3,008           0.77               1.20                2.72                  2.28

/7/  Certain prior year amounts were reclassified to conform to current year presentation.

/8/  There were no Service shares outstanding as of September 30, 2004.

/9/  There were no Service shares outstanding as of September 30, 2005.

/10/ Not Annualized.

/11/ Audited by other auditors.

                                                                              53

                                 BlackRock Funds

                          NOTES TO FINANCIAL STATEMENTS

(A) Organization

     BlackRock Funds(SM) (the "Fund") was organized on December 22, 1988, as a
Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Fund currently has 50 registered portfolios, eight of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.
Each portfolio of the Fund may offer as many as seven classes of shares. Shares of all classes of a Portfolio represent equal pro rata interests in such
Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees. As of September 30, 2005, no BlackRock Shares were outstanding.

     Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.
However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B) Fund Reorganization

     On January 31, 2005, BlackRock, Inc., the parent of BlackRock Advisors,
Inc. ("BlackRock"), acquired SSRM Holdings, Inc., the parent of State Street
Research & Management Company ("SSRM"), the investment adviser to the former
State Street Research mutual funds.

     On January 31, 2005, the Money Market Portfolio acquired all of the assets and certain stated liabilities of the State Street Research Money Market Fund.
The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the State Street Research shareholders on January 25,
2005. Under the Agreement and Plan of Reorganization, 8,688,440 Class B and
154,741,254 Class E shares of the State Street Research Money Market Fund were exchanged for 8,688,440 and 154,741,254 Investor A Class shares of the BlackRock
Money Market Portfolio, respectively; 15,158,957 Class B(1) shares of the State
Street Research Money Market Fund were exchanged for 15,158,957 Investor B Class shares of the BlackRock Money Market Portfolio; 4,761,926 Class C shares of the
State Street Research Money Market Fund were exchanged for 4,761,926 Investor C
Class shares of the BlackRock Money Market Portfolio and 26,966,565 Class S
shares of the State Street Research Money Market Fund were exchanged for
26,966,565 Institutional Class shares of the BlackRock Money Market Portfolio.
The assets of the State Street Research Money Market Fund, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. Upon the reorganization of such funds on January 31, 2005, the value of the BlackRock Money Market Portfolio's net assets (including
$210,334,574 in net assets of the State Street Research Money Market Fund) was
$1,605,776,413 before the open of business.

(C) Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

     Security Valuation -- Portfolio securities are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security. Regular review and monitoring of the valuation is performed in an attempt to avoid dilution or other unfair results to shareholders. The Fund seeks to maintain the net asset value per share of each Portfolio at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

     Dividends to Shareholders -- Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

     Investment Transactions and Investment Income - Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method, generally first in first out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis.

     Repurchase Agreements -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is

54

                                 BlackRock Funds

required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Portfolio's custodian or an authorized securities depository.

     Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America
("generally accepted accounting principles") requires the use of management estimates. Actual results could differ from these estimates.

     Other -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the
Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a
Portfolio are due to class-specific expenses, waivers and accrual adjustments.
Income, other expenses and realized and unrealized gains and losses of a
Portfolio are allocated to the respective class on the basis of the relative net assets each day.

     The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan
(the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.

                                                 Class-Specific Fee Arrangement
                                                 ------------------------------
                                                         Share Classes
                            ------------------------------------------------------------------------
                                Institutional               Service               Hilliard Lyons
                            ----------------------   ----------------------   ----------------------
                            Contractual    Actual    Contractual    Actual    Contractual    Actual
        Portfolio               Fees      Fees (4)     Fees (1)    Fees (4)     Fees (2)    Fees (4)
        ---------           -----------   --------   -----------   --------   -----------   --------
Money Market                    None        None         0.25%       0.25%       0.35%        0.25%
U.S. Treasury                   None        None         0.25%       0.25%        N/A         N/A
Municipal                       None        None         0.25%       0.25%       0.35%        None
New Jersey Municipal            None        None         0.25%       0.25%        N/A         N/A
North Carolina Municipal        None        None         0.25%       0.25%        N/A         N/A
Ohio Municipal                  None        None         0.25%       0.25%        N/A         N/A
Pennsylvania Municipal          None        None         0.25%       0.25%        N/A         N/A
Virginia Municipal              None        None         0.25%        N/A         N/A         N/A

                                                         Share Classes
                            ------------------------------------------------------------------------
                                  Investor A               Investor B              Investor C
                            ----------------------   ----------------------   ----------------------
                            Contractual    Actual    Contractual    Actual    Contractual    Actual
        Portfolio             Fees (2)    Fees (4)     Fees (3)    Fees (4)     Fees (3)    Fees (4)
        ---------           -----------   --------   -----------   --------   -----------   --------
Money Market                   0.35%        0.25%        1.00%       0.75%        1.00%       0.75%
U.S. Treasury                  0.35%        0.25%        1.00%        N/A         1.00%        N/A
Municipal                      0.35%        0.25%        1.00%        N/A         1.00%        N/A
New Jersey Municipal           0.35%        0.25%        1.00%        N/A         1.00%        N/A
North Carolina Municipal       0.35%        0.25%        1.00%        N/A         1.00%        N/A
Ohio Municipal                 0.35%        0.25%        1.00%        N/A         1.00%        N/A
Pennsylvania Municipal         0.35%        0.25%        1.00%        N/A         1.00%        N/A
Virginia Municipal             0.35%         N/A         1.00%        N/A         1.00%        N/A

(1) -- the maximum annual contractual fees are comprised of a 0.25% service fee.
(2) -- the maximum annual contractual fees are comprised of a 0.10% distribution fee and a 0.25% service fee.
(3) -- the maximum annual contractual fees are comprised of a 0.75% distribution fee and a 0.25% service fee.
(4) -- the actual fees are as of September 30, 2005.

     Each of the Institutional, Service, Hilliard Lyons, Investor A, Investor B
and Investor C share classes bear a Transfer Agent fee at an annual rate not to exceed 0.018% of the average daily net assets of such respective classes plus per account fees and disbursements.

                                                                              55

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

     For the year ended September 30, 2005, the following shows the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

Administration Fees                                                    Share Classes
                                   --------------------------------------------------------------------------------
                                                                  Hilliard
                                    Institutional     Service       Lyons     Investor A   Investor B   Investor C
                                   --------------- ------------ ------------ ------------ ------------ ------------
Money Market ..................... $ 482,728       $ 369,860    $ 113,002    $ 403,832    $ 14,976        $ 3,862
U.S. Treasury ....................   171,513         204,949           --       36,717          --             --
Municipal ........................   103,103          78,176      126,235        5,601          --             --
New Jersey Municipal .............    73,643          57,488           --       13,051          --             --
North Carolina Municipal .........    57,723             384           --          309          --             --
Ohio Municipal ...................   109,815           9,305           --       23,520          --             --
Pennsylvania Municipal ...........   395,355          33,484           --       51,791          --             --
Virginia Municipal ...............    18,854               2           --           --          --             --

Administration Fees
                                       TOTAL
                                   ------------
Money Market ..................... $ 1,388,260
U.S. Treasury ....................     413,179
Municipal ........................     313,115
New Jersey Municipal .............     144,182
North Carolina Municipal .........      58,416
Ohio Municipal ...................     142,640
Pennsylvania Municipal ...........     480,630
Virginia Municipal ...............      18,856*

* Fund also had a fund level administration waiver of $14,770.

Administration Fees Waived                                            Share Classes
                                   -----------------------------------------------------------------------------
                                                                Hilliard
                                    Institutional     Service     Lyons    Investor A   Investor B   Investor C      Total
                                   --------------- ------------ --------- ------------ ------------ ------------ ------------
Money Market .....................    $ 482,728     $ 179,361       $--        $--        $ 8,229      $ 1,450    $ 671,768
U.S. Treasury ....................      171,513        95,246        --         --             --           --      266,759
Municipal ........................      103,103        37,012        --         --             --           --      140,115
New Jersey Municipal .............       73,643        26,475        --         --             --           --      100,118
North Carolina Municipal .........       57,722           201        --         --             --           --       57,923
Ohio Municipal ...................      109,815         4,381        --         --             --           --      114,196
Pennsylvania Municipal ...........      395,355        16,049        --         --             --           --      411,404
Virginia Municipal ...............       18,854             2        --         --             --           --       18,856

Transfer Agent Fees                                                  Share Classes
                                   ------------------------------------------------------------------------------
                                                                 Hilliard
                                    Institutional    Service      Lyons     Investor A   Investor B   Investor C      Total
                                   --------------- ----------- ----------- ------------ ------------ ------------ ------------
Money Market .....................     $ 91,847     $ 70,079    $ 21,412     $ 76,524      $ 2,837       $ 732     $ 263,431
U.S. Treasury ....................       32,497       38,833          --        6,958           --          --        78,288
Municipal ........................       19,535       14,811      23,918        1,061           --          --        59,325
New Jersey Municipal .............       13,954       10,892          --        2,473           --          --        27,319
North Carolina Municipal .........       10,942           73          --           59           --          --        11,074
Ohio Municipal ...................       20,807        1,763          --        4,457           --          --        27,027
Pennsylvania Municipal ...........       74,910        6,344          --        9,813           --          --        91,067
Virginia Municipal ...............        3,572           --          --           --           --          --         3,572

56

                                 BlackRock Funds

Shareholder Service Fees                                        Share Classes
                                      ------------------------------------------------------------------
                                                     Hilliard
                                         Service       Lyons      Investor A    Investor B   Investor C       Total
                                      ------------ ------------ -------------- ------------ ------------ --------------
Money Market ........................  $ 975,043    $ 305,685    $ 1,042,319     $ 42,329     $ 10,043    $ 2,375,419
U.S. Treasury .......................    540,763           --         95,641           --           --        636,404
Municipal ...........................    206,036      332,197         16,240           --           --        554,473
New Jersey Municipal ................    150,488           --         37,062           --           --        187,550
North Carolina Municipal ............      1,012           --            809           --           --          1,821
Ohio Municipal ......................     24,488           --         55,620           --           --         80,108
Pennsylvania Municipal ..............     88,115           --         75,267           --           --        163,382
Virginia Municipal Money Market .....          4           --             --           --           --              4

Shareholder Service Fees Waived                        Share Classes
                                 ----------------------------------------------------
                                                                     Hilliard
                                  Service       Lyons      Investor B     Investor C       Total
                                 ---------   ----------   ------------   ------------   -----------
Money Market .................      $--       $     --      $ 39,334       $ 10,117      $ 49,451
Municipal ....................       --        332,197            --             --       332,197

Distribution Fees                                             Share Classes
                                     -------------------------------------------------------------
                                      Hilliard Lyons     Investor A     Investor B     Investor C        Total
                                     ----------------   ------------   ------------   ------------   ------------
Money Market .....................       $ 118,954       $ 425,151      $ 118,229       $ 30,493      $ 692,827
U.S. Treasury ....................              --          38,650             --             --         38,650
Municipal ........................         132,879           5,895             --             --        138,774
New Jersey Municipal .............              --          13,738             --             --         13,738
North Carolina Municipal .........              --             325             --             --            325
Ohio Municipal ...................              --          24,758             --             --         24,758
Pennsylvania Municipal ...........              --          54,517             --             --         54,517

Distribution Fees Waived                         Share Classes
                                     -------------------------------
                                      Hilliard Lyons     Investor A        Total
                                     ----------------   ------------   ------------
Money Market .....................       $ 118,954       $ 425,151      $ 544,105
U.S. Treasury ....................              --          38,650         38,650
Municipal ........................         132,879           5,895        138,774
New Jersey Municipal .............              --          13,738         13,738
North Carolina Municipal .........              --             325            325
Ohio Municipal ...................              --          24,758         24,758
Pennsylvania Municipal ...........              --          54,517         54,517

                                                                              57

                                BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

(D) Transactions with Affiliates and Related Parties

     Pursuant to an Investment Advisory Agreement, BlackRock serves as investment adviser to the Portfolios. BlackRock Institutional Management Corp.
("BIMC"), a wholly-owned subsidiary of BlackRock, serves as sub-adviser for all of the Portfolios. BlackRock, Inc. is an indirect majority-owned subsidiary of
The PNC Financial Services Group, Inc.

     For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each
Portfolio's average daily net assets: 0.45% of the first $1 billion, 0.40% of the next $1 billion, 0.375% of the next $1 billion and 0.35% of net assets in excess of $3 billion.

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements. The agreements set a limit on certain operating expenses of each Portfolio for the next year and require BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions and other extraordinary expenses).

     BlackRock has contractually agreed to waive or reimburse fees or expenses until February 1, 2006, in order to limit expenses as follows. This agreement is reviewed annually by the Fund's Board.

Portfolio                                                            Share Classes
                               --------------------------------------------------------------------------------
                                Institutional   Service   Hilliard Lyons   Investor A   Investor B   Investor C
                               --------------- --------- ---------------- ------------ ------------ -----------
Money Market .................       0.42%       0.72%         0.91%          0.89%        1.49%        1.49%
U.S. Treasury ................       0.41%       0.71%           NA           0.88%          NA           NA
Municipal ....................       0.42%       0.72%         0.66%          0.89%          NA           NA
New Jersey Municipal .........       0.39%       0.69%           NA           0.96%          NA           NA
North Carolina Municipal .....       0.30%       0.60%           NA           0.87%          NA           NA
Ohio Municipal ...............       0.39%       0.69%           NA           0.96%          NA           NA
Pennsylvania Municipal .......       0.42%       0.72%           NA           0.99%          NA           NA
Virginia Municipal ...........       0.30%         NA            NA             NA           NA           NA

     If in the following two years the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay
BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than
$50 million in assets, (2) BlackRock continues to be the Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to
BlackRock at the previous quarterly meeting.

     At September 30, 2005, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                  Expiring           Expiring           Expiring       Total waivers subject
                              January 31, 2006   January 31, 2007   January 31, 2008     to reimbursement
                             ------------------ ------------------ ------------------ ----------------------
Money Market .................     $ 6,569,912        $ 3,692,376        $ 1,969,872         $ 12,232,160
U.S. Treasury ................       2,107,024          1,317,236            786,143            4,210,403
Municipal ....................       1,946,590          1,151,500            423,264            3,521,354
New Jersey Municipal .........         553,395            479,468            293,867            1,326,730
North Carolina Municipal .....         645,013            261,156            200,227            1,106,396
Ohio Municipal ...............         492,327            431,627            276,709            1,200,663
Pennsylvania Municipal .......       1,505,526          1,334,315            886,830            3,726,671
Virginia Municipal ...........         233,309            101,140             86,880              421,329

58

                                BlackRock Funds

     The following waivers previously incurred on the portfolios which were subject to recoupment by BlackRock expired on January 31, 2005, in the amounts of $7,697,755 for Money Market Portfolio, $2,639,070 for U.S. Treasury Money
Market Portfolio, $2,114,002 for Municipal Money Market Portfolio, $582,682 for
New Jersey Municipal Money Market Portfolio, $611,462 for North Carolina
Municipal Money Market Portfolio, $506,362 for Ohio Municipal Money Market
Portfolio, $1,845,254 for Pennsylvania Municipal Money Market Portfolio and
$282,198 for Virginia Municipal Money Market Portfolio.

     BlackRock pays BIMC a fee for its subadvisory services.

     PFPC Inc. ("PFPC"), an indirect wholy-owned subsidiary of The PNC Financial
Services Group, Inc., and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: 0.085% of the first
$500 million, 0.075% of the next $500 million and 0.065% of assets in excess of
$1 billion. In addition, each of the share classes is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.095% of the first $500 million, 0.085% of the next $500 million and 0.075% of assets in excess of $1 billion. In addition, PFPC and
BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services
Group, Inc., serves as custodian for each of the Fund's Portfolios. The custodian has agreed to voluntarily waive a portion of their fees during the year.

     PFPC serves as transfer and dividend disbursing agent. The transfer agent has agreed to voluntarily waive a portion of their fees during the year.

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan
(the "Plan"), the Fund may pay BlackRock Distributors, Inc. (the "Distributor")
and/or BlackRock or any other affiliate of PNC Financial Services Group, Inc.
fees for distribution and sales support services. Currently, only Hilliard Lyons
Shares, Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including
PNC Financial Services Group, Inc. and its affiliates) ("service organizations")
fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Hilliard Lyons Shares, Investor A
Shares, Investor B Shares, Investor C Shares and Service Shares bear the expense of service fees under the Plan.

     Since January 31, 2005, BlackRock has maintained a call center which is responsible for providing certain shareholder services to the BlackRock Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of fund shares. During the period February 1, 2005 through September
30, 2005, the following amounts have been accrued by each portfolio to reimburse
BlackRock for costs incurred running the call center, which are a component of the Transfer Agent fees in the accompanying Statement of Operations.

                                                                  Hilliard
                                      Institutional    Service     Lyons    Investor A   Investor B   Investor C      Total
                                     --------------- ----------- --------- ------------ ------------ ------------ ------------
 Money Market .....................      $ 37,670     $ 29,733    $ 9,196    $ 35,513      $ 1,529       $ 452     $ 114,093
 U.S. Treasury ....................        14,852       17,710         --       3,203           --          --        35,765
 Municipal ........................         9,088        6,604     10,401         416           --          --        26,509
 New Jersey Municipal .............         5,746        4,969         --       1,079           --          --        11,794
 North Carolina Municipal .........         4,627           38         --          26           --          --         4,691
 Ohio Municipal ...................         8,380          573         --       2,089           --          --        11,042
 Pennsylvania Municipal ...........        32,399        2,725         --       5,079           --          --        40,203
 Virginia Municipal ...............         2,064           --         --          --           --          --         2,064

                                                                              59

                                BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

As of the fiscal year ended September 30, 2005, affiliated payables were as follows:

                                        PFPC(1)      BlackRock(2)       PFPC(3)
                                     ------------   --------------   ------------
Money Market .....................    $ 118,017        $ 448,729      $ 208,485
U.S. Treasury ....................       34,443          120,300         63,758
Municipal ........................       22,891           83,568         20,307
New Jersey Municipal .............       11,307           33,081         15,108
North Carolina Municipal .........        4,839            2,267            254
Ohio Municipal ...................        9,271           26,926          5,999
Pennsylvania Municipal ...........       37,644          136,687         21,417
Virginia Municipal ...............        2,192              761             --

(1) -- payables to PFPC are for Accounting, Administration, Custody and Transfer
       Agent services.
(2) -- payables to BlackRock are for Advisory and Administration services and for amounts due BlackRock for costs incurred related to the BlackRock
       Funds Call Center.
(3) -- payables to PNC Bank affiliates are for distribution and sales support services as described under the Plan. The total payable on behalf of the
       Fund, as of September 30, 2005, was $5,313,103, a portion of which is paid to service organizations, including other PNC Bank affiliates.

     In April of 2005, BlackRock determined that the Municipal Money Market
Portfolio had purchased a security, the interest on which is subject to the
Federal Alternative Minimum Tax ("AMT") (an "AMT Security"), in violation of the
Portfolio's investment policy that limits the Portfolio investments in AMT securities to 20% of its nets assets. Once the issue was identified, the amount of AMT securities were decreased and the Portfolio did not incur a gain or loss.
Due to the violation of investment policy, the Advisor reimbursed the Portfolio
$3,098, which represents the additional tax liability that would be incurred by shareholders if all of the shareholders of the Portfolio were subject to the
AMT.

60

                                BlackRock Funds

(E) Capital Shares

     Because the Portfolios have each sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, acquisitions, reinvestments, and redemptions is the same as the dollar amounts shown on the next page for such transactions.

     Transactions in capital shares for each period were as follows:

                                                             Money Market
                                              -------------------------------------------
                                                  For the Year           For the Year
                                                     Ended                  Ended
                                                    09/30/05               9/30/04
                                              -------------------   ---------------------
Shares issued from the acquisition:/(1)/
   Institutional Class ....................    $     26,966,565       $              --
   Investor A Class .......................         163,429,694                      --
   Investor B Class .......................          15,158,957                      --
   Investor C Class .......................           4,761,926                      --
Shares sold:
   Institutional Class ....................       1,471,011,786           2,276,620,055
   Service Class ..........................       1,456,169,230           1,474,934,413
   Hilliard Lyons Class ...................         114,338,508             173,608,883
   Investor A Class .......................         364,963,335             171,522,913
   Investor B Class .......................           9,040,751               3,083,308
   Investor C Class .......................           4,097,308                 328,491
Shares issued in reinvestment of dividends:
   Institutional Class ....................             411,878                   5,468
   Service Class ..........................           1,285,575                 356,508
   Hilliard Lyons Class ...................           2,448,010                 497,046
   Investor A Class .......................           8,575,542               1,548,464
   Investor B Class .......................             235,555                   8,642
   Investor C Class .......................              64,255                     940
Shares redeemed:
   Institutional Class ....................      (1,517,293,240)         (3,689,497,408)
   Service Class ..........................      (1,420,060,947)         (1,532,716,956)
   Hilliard Lyons Class ...................        (116,973,705)           (206,133,442)
   Investor A Class .......................        (465,850,554)           (262,262,407)
   Investor B Class .......................         (14,643,659)             (7,658,078)
   Investor C Class .......................          (4,764,873)             (1,641,896)
                                               ----------------       -----------------
Net increase (decrease) ...................    $    103,371,897       $  (1,597,395,056)
                                               ================       =================

/(1)/ See Note (B).

                                                                              61

                                BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                            U.S. Treasury
                                              -----------------------------------------
                                                  For the Year          For the Year
                                                     Ended                 Ended
                                                    9/30/05               9/30/04
                                              -------------------   -------------------
Shares sold:
   Institutional Class ....................    $    581,006,132      $    615,824,214
   Service Class ..........................       1,246,791,596         1,039,846,394
   Investor A Class .......................          31,284,000            28,719,726
Shares issued in reinvestment of dividends:
   Institutional Class ....................                 536                   402
   Service Class ..........................             210,607                18,679
   Investor A Class .......................             736,089               120,288
Shares redeemed:
   Institutional Class ....................        (592,231,695)         (818,934,544)
   Service Class ..........................      (1,209,596,697)       (1,070,394,239)
   Investor A Class .......................         (41,311,290)          (37,463,601)
                                               ----------------      ----------------
Net increase (decrease) ...................    $     16,889,278      $   (242,262,681)
                                               ================      ================

                                                            Municipal
                                              ----------------------------------------
                                                 For the Year          For the Year
                                                     Ended                Ended
                                                    9/30/05              9/30/04
                                              ------------------   -------------------
Shares sold:
   Institutional Class ....................     $  285,681,384       $   623,753,440
   Service Class ..........................        228,128,150           233,032,663
   Hilliard Lyons Class ...................        136,113,807           126,790,716
   Investor A Class .......................         32,576,400            18,673,688
Shares issued in reinvestment of dividends:
   Institutional Class ....................              8,419                 2,237
   Service Class ..........................            211,590                53,046
   Hilliard Lyons Class ...................          2,251,776               742,597
   Investor A Class .......................             79,599                25,918
Shares redeemed:
   Institutional Class ....................       (336,438,973)         (934,868,983)
   Service Class ..........................       (204,841,772)         (251,500,050)
   Hilliard Lyons Class ...................       (139,124,201)         (143,666,837)
   Investor A Class .......................        (35,716,119)          (20,396,597)
                                                --------------       ---------------
Net decrease ..............................     $  (31,069,940)      $  (347,358,162)
                                                ==============       ===============

62

                          BlackRock Funds

                                                     New Jersey Municipal
                                              -----------------------------------
                                                For the Year       For the Year
                                                    Ended              Ended
                                                   9/30/05            9/30/04
                                              ----------------   ----------------
Shares sold:
   Institutional Class ....................    $  227,139,327     $  201,648,068
   Service Class ..........................        60,335,438         20,828,471
   Investor A Class .......................        32,747,181         32,564,149
Shares issued in reinvestment of dividends:
   Institutional Class ....................           106,670             32,143
   Service Class ..........................            52,789             13,401
   Investor A Class .......................           197,999             60,914
Shares redeemed:
   Institutional Class ....................      (233,444,754)      (198,420,615)
   Service Class ..........................       (60,492,949)       (25,258,071)
   Investor A Class .......................       (30,740,159)       (37,587,353)
                                               --------------     --------------
Net decrease ..............................    $   (4,098,458)    $   (6,118,893)
                                               ==============     ==============

                                                     North Carolina Municipal
                                              --------------------------------------
                                                For the Year         For the Year
                                                    Ended               Ended
                                                   9/30/05             9/30/04
                                              ----------------   -------------------
Shares sold:
   Institutional Class ....................    $  209,741,015      $   202,122,387
   Service Class ..........................         7,584,781              519,017
   Investor A Class .......................            42,000               42,000
Shares issued in reinvestment of dividends:
   Institutional Class ....................           613,029              206,053
   Service Class ..........................                --                   54
   Investor A Class .......................             5,082                1,717
Shares redeemed:
   Institutional Class ....................      (212,511,399)        (306,616,657)
   Service Class ..........................          (821,749)            (585,549)
   Investor A Class .......................           (44,225)             (62,963)
                                               --------------      ---------------
Net increase (decrease) ...................    $    4,608,534      $  (104,373,941)
                                               ==============      ===============

                                                                              63

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                         Ohio Municipal
                                              -------------------------------------
                                                 For the Year        For the Year
                                                     Ended               Ended
                                                    9/30/05             9/30/04
                                              ------------------   ----------------
Shares sold:
   Institutional Class ....................     $  416,216,719      $  288,880,251
   Service Class ..........................        102,881,674         157,732,223
   Investor A Class .......................         74,822,659          57,848,699
Shares issued in reinvestment of dividends:
   Institutional Class ....................            193,067              91,212
   Service Class ..........................             34,216              44,984
   Investor A Class .......................            384,943             109,169
Shares redeemed:
   Institutional Class ....................       (449,742,164)       (261,878,328)
   Service Class ..........................       (108,002,227)       (155,527,630)
   Investor A Class .......................        (86,485,328)        (51,941,374)
                                                --------------      --------------
Net increase (decrease) ...................     $  (49,696,441)     $   35,359,206
                                                ==============      ==============

                                                    Pennsylvania Municipal
                                              -----------------------------------
                                                For the Year       For the Year
                                                    Ended              Ended
                                                   9/30/05            9/30/04
                                              ----------------   ----------------
Shares sold:
   Institutional Class ....................    $  691,010,747     $  562,836,682
   Service Class ..........................        82,803,397         59,624,658
   Investor A Class .......................       150,289,355         94,465,452
Shares issued in reinvestment of dividends:
   Institutional Class ....................           113,667             28,073
   Service Class ..........................           183,050             43,501
   Investor A Class .......................           914,451            146,226
Shares redeemed:
   Institutional Class ....................      (686,849,356)      (553,173,570)
   Service Class ..........................       (81,630,970)       (70,969,774)
   Investor A Class .......................      (108,768,404)       (98,694,894)
                                               --------------     --------------
Net increase (decrease) ...................    $   48,065,937     $   (5,693,646)
                                               ==============     ==============

                                                       Virginia Municipal
                                              -------------------------------------
                                                For the Year        For the Year
                                                    Ended               Ended
                                                   9/30/05             9/30/04
                                              ----------------   ------------------
Shares sold:
   Institutional Class ....................    $  94,946,827       $   71,096,927
   Service Class ..........................           14,980                   --
Shares issued in reinvestment of dividends:
   Institutional Class ....................           36,052               15,183
Shares redeemed:
   Institutional Class ....................      (88,670,193)         (75,219,028)
   Service Class ..........................          (14,980)         (41,010,487)
                                               -------------       --------------
Net increase (decrease) ...................    $   6,312,686       $  (45,117,405)
                                               =============       ==============

64

                                BlackRock Funds

     On September 30, 2005, four shareholders held approximately 78% of the outstanding shares of the Money Market Portfolio, four shareholders held approximately 88% of the outstanding shares of the U.S. Treasury Money Market
Portfolio, four shareholders held approximately 92% of the outstanding shares of the Municipal Money Market Portfolio, four shareholders held approximately 93%
of the outstanding shares of the New Jersey Municipal Money Market Portfolio, five shareholders held approximately 92% of the outstanding shares of the North
Carolina Municipal Money Market Portfolio, two shareholders held approximately
81% of the outstanding shares of the Ohio Municipal Money Market Portfolio, two shareholders held approximately 86% of the outstanding shares of the
Pennsylvania Municipal Money Market Portfolio and four shareholders held approximately 96% of the outstanding shares of the Virginia Municipal Money
Market Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(F) At September 30, 2005, net assets consisted of:

                                                                                        New Jersey
                                  Money Market      U.S. Treasury       Municipal        Municipal
                               ------------------ ----------------- ---------------- ----------------
Capital paid-in .............   $ 1,559,870,253     $ 454,086,291    $ 300,288,514    $ 149,151,769
Undistributed net investment
  income ....................            64,239            46,591               --               --
Accumulated net realized gain
  (loss) on investment
  transactions ..............          (196,900)          (50,579)           2,700           (2,025)
                                ---------------     -------------    -------------    -------------
                                $ 1,559,737,592     $ 454,082,303    $ 300,291,214    $ 149,149,744
                                ===============     =============    =============    =============

                                         North
                                        Carolina          Ohio         Pennsylvania       Virginia
                                       Municipal        Municipal        Municipal       Municipal
                                    --------------- ---------------- ---------------- ---------------
Capital paid-in ..................   $ 63,265,075    $ 119,841,401    $ 536,708,659    $ 24,169,823
Accumulated net realized loss on
 investment transactions .........         (2,893)         (27,198)         (33,844)           (583)
                                     ------------    -------------    -------------    ------------
                                     $ 63,262,182    $ 119,814,203    $ 536,674,815    $ 24,169,240
                                     ============    =============    =============    ============

(G) Federal Tax Information

     No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal
Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain distributions that are reported in the
Statements of Changes in Net Assets are reported as ordinary income for federal tax purposes. There were no short-term or long-term capital gain distributions for the fiscal year ended September 30, 2005.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States.

     Dividends from tax-free income and net investment income and distributions from net capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2005 attributable to capital loss carryover expiration and redemptions that represent capital gain distributions which for tax purposes, are not available to offset future income, were reclassified to the following accounts:

                                                                              65

                                BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Concluded)

                                                                       Decrease         Increase (Decrease)
                                                 Increase in        Accumulated Net      Undistributed Net
                                               Paid-in-Capital   Realized Gain (Loss)    Investment Income
                                              ----------------- ---------------------- --------------------
 Money Market ..............................         1,987               (1,987)                --
 New Jersey Municipal Money Market .........         4,786               (4,786)                --
 Pennsylvania Muni Money Market ............        11,260              (11,260)                --

     The tax character of distributions paid during the fiscal years ended
September 30, 2005 and September 30, 2004 were as follows:

                                Tax-Free         Ordinary
                                 Income           Income
                              ------------   ---------------
   Money Market
    9/30/05 ...............    $       --     $ 31,021,152
    9/30/04 ...............            --       16,426,664
   U.S. Treasury
    9/30/05 ...............            --        8,916,517
    9/30/04 ...............            --        3,056,516
   Municipal Money
    9/30/05 ...............     5,253,149               --
    9/30/04 ...............     3,446,121               --
   New Jersey Municipal
    9/30/05 ...............     2,406,767               --
    9/30/04 ...............       926,093               --
   North Carolina Municipal
    9/30/05 ...............     1,127,667               --
    9/30/04 ...............       684,695               --
   Ohio Municipal
    9/30/05 ...............     2,586,302               --
    9/30/04 ...............     1,075,474               --
   Pennsylvania Municipal
    9/30/05 ...............     8,806,806               --
    9/30/04 ...............     3,424,471               --
   Virginia Municipal
    9/30/05 ...............       365,649               --
    9/30/04 ...............       137,645               --

     As of September 30, 2005, the components of distributable
earnings/(accumulated losses) were as follows:

                                         Undistributed     Undistributed     Undistributed      Accumulated        Post-
                                            Tax-Free          Ordinary         Long-Term          Capital         October
                                             Income            Income         Capital Gain         Losses          Losses
                                        ---------------   ---------------   ---------------   ---------------   -----------
   Money Market .....................       $     --        $ 2,224,886          $   --         $  (184,604)     $ 12,296
   U.S. Treasury ....................             --          1,095,900              --             (37,441)       13,138
   Municipal ........................        275,633                 --           2,700                  --            --
   New Jersey Municipal .............        219,553                 --              --                  --         2,025
   North Carolina Municipal .........         58,442                 --           4,732                  --            --
   Ohio Municipal ...................        177,421                 --              --             (27,198)           --
   Pennsylvania Municipal ...........        781,629                 --              --                  --        33,844
   Virginia Municipal ...............         42,631                 --              --                 (77)          506

     Post-October losses represent losses realized on investment transactions from November 1, 2004 through September 30, 2005 that, in accordance with
Federal income tax regulations, the Portfolios may defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. During the fiscal year ended September 30, 2005, $8,376 of Municipal
Money Market's and $784 of North Carolina Municipal Money Market's capital loss carryforward were used to offset net taxable gains realized in the fiscal year
September 30, 2005.

66

                                BlackRock Funds

     At September 30, 2005, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

                                                               Expiring September 30
                               --------------------------------------------------------------------------------------
                                 2006        2007       2008         2009         2010         2011          Total
                               --------   ---------   --------   -----------   ---------   -----------   ------------
Money Market ...............    $  547     $   268     $   --     $ 97,341      $    --     $ 86,448      $ 184,604
U.S. Treasury ..............        --          --         --       13,150       11,911       12,380         37,441
Ohio Municipal .............     3,203      16,541      6,193           --           --        1,261         27,198
Virginia Municipal .........        --          --         --           --           77           --             77

                                                                              67

                                BlackRock Funds

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of BlackRock Funds:

We have audited the accompanying statements of net assets of the Money Market,
U.S. Treasury Money Market, Municipal Money Market, New Jersey Municipal Money
Market, North Carolina Municipal Money Market, Ohio Municipal Money Market,
Pennsylvania Municipal Money Market, and Virginia Municipal Money Market
Portfolios [eight of the fifty portfolios constituting BlackRock Funds (the
"Fund"), collectively the "Portfolios"], as of September 30, 2005 and the
related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolios for the periods ended
September 30, 2003, September 30, 2002 and September 30, 2001 were audited by other auditors whose report, dated November 26, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Portfolios as of September 30, 2005, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania
November 25, 2005

68

                                BlackRock Funds

                           FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 825-2257. Institutional and service share class investors should call (800) 441-7450.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                         Portfolios                     Total Fund
                                      Term of                                              in Fund        Other        Compensation
                        Position(s)  Office/(1)/                                         Complex/(2)  Directorships      for the
  Name, Address and      Held with   and Length            Principal Occupation(s)        Overseen       Held by       Year Ending
         Age               Fund       of Time              During Past Five Years        by Trustee      Trustee         9/30/05
-----------------------------------------------------------------------------------------------------------------------------------
                     Interested Trustees
-----------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis/(3)/     Trustee     Since 2005  Managing Director, BlackRock, Inc.         55            None            N/A
BlackRock, Inc.                                   (since 2005); Chief Executive Officer, (includes
40 E. 52nd Street                                 State Street Research &                    50
New York, NY 10022                                Management Company (2000-2005);        Portfolios
Age: 59                                           Chairman of the Board of Trustees,    of the Fund
                                                  State Street Research mutual funds       and 5
                                                  ("SSR Funds") (2000-2005); Senior      Portfolios
                                                  Vice President, Metropolitan Life          of
                                                  Insurance Company (1999-2000);         BlackRock
                                                  Chairman, SSR Realty (2000-2004).         Bond
                                                                                         Allocation
                                                                                           Target
                                                                                           Shares)
-----------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink/(4)/     Trustee     Since 2000  Director, Chairman and Chief               55            Director,        N/A
BlackRock, Inc.                                   Executive Officer of BlackRock, Inc.   (includes         BlackRock,
40 E. 52nd Street                                 since its formation in 1998 and of         50            Inc.
New York, NY 10022                                BlackRock, Inc.'s predecessor          Portfolios
Age: 52                                           entities since 1988; Chairman of the  of the Fund
                                                  Management Committee; formerly,          and 5
                                                  Managing Director of the First         Portfolios
                                                  Boston Corporation, Member of its          of
                                                  Management Committee, Co-head of       BlackRock
                                                  its Taxable Fixed Income Division         Bond
                                                  and Head of its Mortgage and Real      Allocation
                                                  Estate Products Group; Chairman of       Target
                                                  the Board of Nomura BlackRock           Shares)
                                                  Asset Management and several of
                                                  BlackRock's alternative investment
                                                  vehicles; Director of several of
                                                  BlackRock's offshore funds;
                                                  Co-Chairman of the Board of
                                                  Trustees of Mount Sinai-NYU;
                                                  Co-Chairman of the Board of
                                                  Trustees of NYU Hospitals Center;
                                                  member of the Board of Trustees of
                                                  NYU; member of the Board of
                                                  Executives of the New York Stock
                                                  Exchange, and Trustee of the
                                                  American Folk Art Museum.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              69

                                BlackRock funds

                     FUND MANAGEMENT (Unaudited) (Continued)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Number of
                                     Term of                                        Portfolios                           Total Fund
                                   Office/(1)/                                        in Fund            Other         Compensation
                      Position(s)  and Length                                       Complex(2)       Directorships       for the
   Name, Address and   Held With     of Time           Principal Occupation(s)       Overseen           Held by        Year Ending
         Age             Fund        Served             During Past Five Years      by Trustee          Trustee           9/30/05
-----------------------------------------------------------------------------------------------------------------------------------
                        DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Bruce R. Bond         Trustee      Since 2005      Retired; Trustee and member           55      Director, Avaya,        $ 84,600
c/o BlackRock Funds                                of the Governance Committee,      (includes   Inc.(information
100 Bellevue Parkway                               SSR Funds (1997-2005).                50      technology).
Wilmington, DE 19809                                                                 Portfolios
Age: 59                                                                             of the Fund
                                                                                       and 5
                                                                                     Portfolios
                                                                                          of
                                                                                     BlackRock
                                                                                        Bond
                                                                                     Allocation
                                                                                       Target
                                                                                      Shares)
-----------------------------------------------------------------------------------------------------------------------------------
Peter S. Drotch       Trustee      Since 2005      Retired; Trustee and member          55      Director, First         $ 84,600
c/o BlackRock Funds                                of the Audit Committee,          (includes    Marblehead Corp.
100 Bellevue Parkway                               SSR Funds (2003-2005); Partner,      50       (student loan
Wilmington, DE 19809                               Pricewater- houseCoopers LLP     Portfolios   processing and
Age: 64                                            (accounting firm) ( 1964-2000).  of the Fund  securitization);
                                                                                       and 5     Trustee, University
                                                                                     Portfolios  of Connecticut;
                                                                                         of      Trustee, Huntington
                                                                                     BlackRock   Theatre.
                                                                                        Bond
                                                                                     Allocation
                                                                                       Target
                                                                                      Shares)
-----------------------------------------------------------------------------------------------------------------------------------
Honorable Stuart E.   Trustee and  Since 2001      Partner, Covington & Burling          55      Director, Mirant        $130,100
Eizenstat Covington   Chairman of                  (law firm) (2001-Present);        (includes   Corporation; Advisory
& Burling 1201        the                          Deputy Secretary of the               50      Board member, The
Pennsylvania Avenue,  Nominating                   Treasury (1999-2001); Under       Portfolios  Coca-Cola Company;
NW                    Committee                    Secretary of State for           of the Fund  Advisory Board
Washington, DC 20004                               Economic, Business and              and 5     member, Group
Age: 62                                            Agricultural Affairs              Portfolios  Menatep; Advisory
                                                   (1997-1999); Under Secretary of      of       Board member, BT
                                                   Commerce for International        BlackRock   Americas.
                                                   Trade (1996-1997); U.S.              Bond
                                                   Ambassador to the European        Allocation
                                                   Union (1993-1996); Chairman,       Target
                                                   International Board of             Shares)
                                                   Governors, Weizmann Institute
                                                   of Science.
-----------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez   Trustee,     Since 1996      Retired; Director (1991-2001),        55      Lead Director, ACE      $140,100
c/o BlackRock Funds   Vice                         Vice Chairman and Chief           (includes   Limited (insurance
100 Bellevue Parkway  Chairman of                  Financial Officer (1994-2001),        50      company); Director
Wilmington, DE 19809  the Board                    Executive Vice President-        Portfolios   and Chairman of the
Age: 61               and                          Accounting and Finance and       of the Fund  Board, RTI
                      Chairman of                  Chief Financial Officer             and 5     International Metals,
                      the Audit                    (1991-1994), USX Corporation      Portfolios  Inc.: Director,
                      Committee                    (a diversified company                of      Eastman Chemical
                                                   principally engaged in energy     BlackRock   Company.
                                                   and steel businesses).               Bond
                                                                                     Allocation
                                                                                       Target
                                                                                      Shares)
-----------------------------------------------------------------------------------------------------------------------------------

70

                                BlackRock Funds

                     FUND MANAGEMENT (Unaudited) (Continued)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                 Portfolios                             Total Fund
                                     Term of                                      in Fund             Other           Compensation
                      Position(s)   Office/(1)/                                 Complex/(2)/       Directorships         for the
 Name, Address and     Held With   and Length         Principal Occupation(s)     Overseen            Held by          Year Ending
        Age              Fund        of Time          During Past Five Years     by Trustee           Trustee            9/30/05
-----------------------------------------------------------------------------------------------------------------------------------
Dr. Matina Horner     Trustee and  Since 2004    Retired; Executive Vice             55        Chair of the Board of    $104,550
c/o BlackRock Funds   Chairperson                President of Teachers            (includes    the Massachusetts
100 Bellevue Parkway  of the                     Insurance and Annuity               50        General Hospital
Wilmington, DE 19809  Governance                 Association and College         Portfolios    Institute of Health
Age: 66               Committee                  Retirement Equities Fund        of the Fund    Professions; Chair of
                                                 (TIAA-CREF) (1989-2003).          and 5       the Board of the
                                                                                 Portfolios    Greenwall Foundation;
                                                                                     of        Trustee, Century
                                                                                 BlackRock     Foundation (formerly
                                                                                    Bond       The Twentieth Century
                                                                                 Allocation    Fund); Director, N
                                                                                   Target      STAR (formerly called
                                                                                   Shares)     Boston Edison);
                                                                                               Director, The Neiman
                                                                                               Marcus Group;
                                                                                               Honorary Trustee,
                                                                                               Massachusetts
                                                                                               General Hospital
                                                                                               Corporation.
-----------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt       Trustee      Since 2005    President, Founders                 55        Director, A.P. Pharma,   $ 84,600
c/o BlackRock Funds                              Investment Ltd. (private         (includes    Inc.
100 Bellevue Parkway                             investments) (since 1999);          50
Wilmington, DE 19809                             Trustee, SSR Funds              Portfolios
Age: 67                                          (1993-2003).                    of the Fund
                                                                                    and 5
                                                                                  Portfolios
                                                                                     of
                                                                                   BlackRock
                                                                                    Bond
                                                                                  Allocation
                                                                                   Target
                                                                                   Shares)
-----------------------------------------------------------------------------------------------------------------------------------
David R. Wilmerding,  Trustee and  Since 1996    Chairman, Wilmerding &              56        None                     $135,100
Jr.  c/o BlackRock    Chairperson                Associates, Inc. (investment     (includes
Funds 100 Bellevue    of the                     advisers) (since 1989);             50
Parkway  Wilmington,  Board                      Chairman, Coho Partners,        Portfolios
DE 19809 Age: 70                                 Ltd. (investment advisers)     of the Fund,
                                                 (since 2003); Director,        5 Portfolios
                                                 Beaver Management Corporation       of
                                                 (land management                 BlackRock
                                                 corporation); Managing             Bond
                                                 General Partner, Chestnut        Allocation
                                                  Street Exchange Fund.            Target
                                                                                  Shares and
                                                                                 1 Portfolio
                                                                                 of Chestnut
                                                                                   Street
                                                                                  Exchange
                                                                                Fund, which
                                                                                 is managed
                                                                                     by
                                                                                  BlackRock
                                                                                  Financial
                                                                                  Management
                                                                                   Inc. and
                                                                                  BlackRock
                                                                                Institutional
                                                                                 Management
                                                                                Corporation.)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                              71

                                BlackRock Funds

                     FUND MANAGEMENT (Unaudited) (Continued)

------------------------------------------------------------------------------------------------------------------------
                                               Term of                                                       Total Fund
                                              Office/(5)/                                                   Compensation
                              Position(s)     and Length                                                      for the
  Name, Address and            Held With       of Time                 Principal Occupation(s)              Year Ending
         Age                     Fund           Served                 During Past Five Years                 9/30/05
------------------------------------------------------------------------------------------------------------------------
                                            OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
Anne Ackerley              Vice President   Since 2003    Managing Director, BlackRock, Inc. (since May         N/A
BlackRock, Inc.                             (previously   2000); First Vice President and Operating
40 E. 52nd Street                           served as     Officer, Mergers and Acquisitions Group
New York, NY 10022                          Assistant     (1997-2000), First Vice President and Operating
Age: 43                                     Secretary     Officer, Public Finance Group (1995-1997), and
                                            since         First Vice President, Emerging Markets Fixed
                                            2000)         Income Research (1994-1995), Merrill Lynch &
                                                          Co.
------------------------------------------------------------------------------------------------------------------------
Edward Baer                Assistant        Since 2005    Director and Senior Counsel of BlackRock, Inc.        N/A
BlackRock, Inc.            Secretary                      (since 2004); Associate, Willkie Farr &
40 E. 52nd Street                                         Gallagher LLP (2000-2004); Associate, Morgan
New York, NY 10022                                        Lewis & Bockius LLP (1995-2000).
Age: 37
------------------------------------------------------------------------------------------------------------------------
Bart Battista              Chief            Since 2004    Chief Compliance Officer and Anti-Money            $368,547
BlackRock, Inc.            Compliance                     Laundering Compliance Officer of BlackRock,
40 E. 52nd Street          Officer and                    Inc. (since 2004); Managing Director (since
New York, NY 10022         Anti-Money                     2003), and Director (1998-2002) of BlackRock,
Age: 46                    Laundering                     Inc.; Compliance Officer at Moore Capital
                           Compliance                     Management (1995-1998).
                           Officer
------------------------------------------------------------------------------------------------------------------------
Ellen L. Corson            Assistant        Since 1998    Senior Director and Vice President of Fund            N/A
PFPC Inc.                  Treasurer                      Accounting and Administration, PFPC Inc.
103 Bellevue Parkway                                      (since 2003); Vice President and Director of
Wilmington, DE 19809                                      Mutual Fund Accounting and Administration,
Age: 41                                                   PFPC Inc. (since November 1997); Assistant
                                                          Vice President, PFPC Inc. (March
                                                          1997-November 1997); Senior Accounting
                                                          Officer, PFPC Inc. (March 1993-March 1997).
------------------------------------------------------------------------------------------------------------------------
Henry Gabbay               President        Since 2005    Managing Director, BlackRock, Inc. (since             N/A
BlackRock, Inc.                                           1989).
40 E. 52nd Street
New York, NY 10022
Age: 57
------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan          Secretary        Since 1997    Managing Director and Senior Counsel (since           N/A
BlackRock Advisors, Inc.                                  January 2005), Director and Senior Counsel
100 Bellevue Parkway                                      (2001-2004) and Vice President and Senior
Wilmington, DE 19809                                      Counsel (1998-2000), BlackRock Advisors,
Age: 46                                                   Inc.; Senior Counsel, PNC Bank Corp. May
                                                          1995-April 1998).
------------------------------------------------------------------------------------------------------------------------

72

                                BlackRock Funds

                     FUND MANAGEMENT (Unaudited) (Concluded)

--------------------------------------------------------------------------------------------------------------
                                        Term of                                                    Total Fund
                                       Office/(5)/                                                Compensation
                        Position(s)   and Length                                                    for the
Name, Address and        Held With      of Time               Principal Occupation(s)             Year Ending
       Age                  Fund        Served                During Past Five Years                9/30/05
--------------------------------------------------------------------------------------------------------------
William McGinley       Treasurer     Since 2005   Managing Director of BlackRock, Inc. (since         N/A
BlackRock, Inc.                                   2004); Partner, PricewaterhouseCoopers LLP
100 Bellevue Parkway                              ( 1990-2004).
Wilmington, DE 19809
Age: 38
--------------------------------------------------------------------------------------------------------------
Vincent Tritto         Assistant     Since 2003   Managing Director and Assistant Secretary           N/A
BlackRock, Inc.        Secretary                  (since January 2005) and Director and Senior
40 E. 52nd Street                                 Counsel (2002-2004) of BlackRock, Inc.
New York, NY 10022                                Executive Director (2000-2002) and Vice
Age: 44                                           President (1998-2000), Morgan Stanley & Co.
                                                  Incorporated and Morgan Stanley Asset
                                                  Management Inc. and officer of various Morgan
                                                  Stanley-sponsored investment vehicles:
                                                  Counsel (1998); Associate (1988-1997),
                                                  Rogers & Wells LLP, New York, NY.
--------------------------------------------------------------------------------------------------------------

(1) Each Trustee holds office for an indefinite term until the earlier of (1)
    the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such Trustee resigns or his or her term as a Trustee is terminated in accordance with the
    Fund's code of regulations and Declaration of Trust.
(2) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
(3) Mr. Davis is an interested person of the Fund due to his position at
    BlackRock, Inc.
(4) Mr. Fink is an interested person of the Fund due to his position at
    BlackRock, Inc.
(5) Each officer holds office for an indefinite term until the earlier of (1)
    the next meeting of trustees at which his or her successor is appointed and
    (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund's code of regulations and Declaration of Trust.

                                                                              73

                                BlackRock Funds

                       ADDITIONAL INFORMATION (Unaudited)

(A)  A proxy statement was sent to shareholders of all portfolios of the Fund asking them to consider and vote upon the election of nine trustees to the
     Board of Trustees of the Fund (the "Board"). Five of the nine nominees were already serving as trustees of the Fund and the additional nominees had previously served as trustees of the State Street Research Funds. Due to the increased size and complexity of the Fund resulting from the reorganization with the State Street Research Funds, and an increase in the responsibilities of boards of trustees of funds generally, the Board believed it was in the best interest of the Fund to increase the size of the Board. In addition, shareholders of the Money Market Portfolio were asked to consider and vote upon a proposal to change the fundamental investment limitation on the concentration of investments in the banking industry to a concentration of investments in the financial services industry. The proposed change was designed to provide greater flexibility in managing the Money Market Portfolio. On April 29, 2005, the special meeting of shareholders was held, at which all of the nominees included in the proxy were duly elected to the Board and the change to the fundamental investment limitation as described above of the Money Market Portfolio was approved by its shareholders.

     The votes for the election of trustees were as follows:

                                              Affirmative    Negative
                                            --------------- ----------
        Bruce R. Bond ....................  3,006,153,475   9,427,152
        Richard S. Davis .................  3,006,504,966   9,075,661
        Peter S. Drotch ..................  3,006,391,368   9,189,259
        Stuart E. Eizenstat ..............  3,005,972,578   9,608,049
        Laurence D. Fink .................  3,006,652,923   8,927,704
        Robert M. Hernandez ..............  3,006,095,141   9,485,487
        Dr Matina Horner .................  3,005,916,103   9,664,525
        Toby Rosenblatt ..................  3,006,157,679   9,422,948
        David R. Wilmerding, Jr. .........  3,006,022,868   9,557,759

     The votes for the change to the fundamental investment limitation on the concentration of investments for the Money Market Portfolio were as follows:

          For           Against       Abstain       Broker non-votes
      -----------     ----------     ---------      ----------------
      755,131,268     28,770,439     3,373,727         40,243,976

(B)  PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent registered public accounting firm, has been hired as an internal audit supporting service provider by The PNC Financial Services Group, Inc.
     ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain services to PNC and its affiliates which would have caused PwC to no longer be independent with respect to the Fund, PwC declined to stand for re-election as the independent registered public accounting firm of the Fund after the completion of the fiscal 2003 audit.

     The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent registered public accounting firm to audit the Fund's financial statements for fiscal year 2006. A majority of the Fund's Board of
     Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the Fund's fiscal 2006 audit on November 29,
     2005, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

74

                                BlackRock Funds

(C)  As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

(D)  As required by the Internal Revenue Code, the following BlackRock
     Portfolios for the year ended September 30, 2005 are designating long-term capital gain distributions as follows:

                                                               Long-Term
                                                              Capital Gain
                                                              ------------
         BlackRock North Carolina Municipal Market Portfolio     $ 4,732
         BlackRock Municipal Money Market Portfolio              $ 2,700

                                                                              75

                                BlackRock Funds

Investment Adviser
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Sub-Adviser
     BlackRock Institutional Management Corporation
     Wilmington, Delaware 19809

Custodian
     PFPC Trust Co.
     Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent
     PFPC Inc.
     Wilmington, Delaware 19809

Distributor
     BlackRock Distributors, Inc.
     King of Prussia, Pennsylvania 19406

Co-Administrator
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Counsel
     Simpson Thacher & Bartlett LLP
     New York, New York 10017

Independent Registered Public Accounting Firm
     Deloitte & Touche LLP
     Philadelphia, Pennsylvania 19103

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800)
441-7762.

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800)441-7762, or on the website of the
Securities and Exchange Commission (the "Commission") at http://www.sec.gov.

Information on how proxies relating to the Fund's voting securities were voted
(if any) by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's
Form N-Q is available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington,
D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

                                BlackRock Funds

                                 FUND SPECTRUM

BlackRock Funds is a leading mutual fund company currently managing approximately $26 billion in the following portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing.

STOCK PORTFOLIOS
--------------------------------------
   Investment Trust                    Small Cap Core Equity
   Large Cap Value Equity              Small Cap Growth Equity
   Large Cap Growth Equity             Global Science & Technology Opportunities
   Dividend AchieversTM                Global Resources
   Legacy                              All-Cap Global Resources
   Mid-Cap Value Equity                Health Sciences
   Mid-Cap Growth Equity               U.S. Opportunities
   Aurora                              International Opportunities
   Small/Mid-Cap Growth                Index Equity
   Small Cap Value Equity

STOCK & BOND PORTFOLIOS
--------------------------------------
   Asset Allocation

BOND PORTFOLIOS
--------------------------------------
   Enhanced Income                     Government Income
   Low Duration Bond                   Inflation Protected Bond
   Intermediate Government Bond        GNMA
   Intermediate Bond                   Managed Income
   Intermediate PLUS Bond              International Bond
   Core Bond Total Return              High Yield Bond
   Core PLUS Total Return

TAX-FREE BOND PORTFOLIOS
--------------------------------------
   UltraShort Municipal                Ohio Tax-Free Income
   Tax-Free Income                     Delaware Tax-Free Income
   Pennsylvania Tax-Free Income        Kentucky Tax-Free Income
   New Jersey Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------
   Money Market                        North Carolina Municipal Money Market
   U.S. Treasury Money Market          Ohio Municipal Money Market
   Municipal Money Market              Pennsylvania Municipal Money Market
   New Jersey Municipal Money Market   Virginia Municipal Money Market

                             SHAREHOLDER PRIVILEGES

Account Information
Call us at 1-800-441-7762 to get information about your account balances, recent transactions and share prices. You can also reach us on the web at
www.blackrock.com.

Automatic Investment Plans
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans
Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell and Simple IRA's.

Additional Information About the Blackrock Funds
For additional reports or additional information, as well as more current information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call 1-800-441-7762.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S.
Government, the Federal Deposit Insurance Corporation, the Federal Reserve
Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

MM-ANN 11/05                                                           BlackRock

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Taxable Bond Portfolios

Annual Report
September 30, 2005

[GRAPHIC APPEARS HERE]

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE                                            [LOGO OF BLACKROCK]

                                 BlackRock Funds
                            TAXABLE BOND PORTFOLIOS

*Enhanced Income                *Intermediate PLUS Bond     *GNMA
*Low Duration Bond              *Core Bond Total Return     *Managed Income
*Intermediate Government Bond   *Core PLUS Total Return     *International Bond
*Intermediate Bond              *Government Income          *High Yield Bond
                                *Inflation Protected Bond

Shareholder Letter ............................................................1
Portfolio Summaries
     Enhanced Income ........................................................2-3
     Low Duration Bond ......................................................4-5
     Intermediate Government Bond ...........................................6-7
     Intermediate Bond ......................................................8-9
     Intermediate PLUS Bond ...............................................10-11
     Core Bond Total Return ...............................................12-13
     Core PLUS Total Return ...............................................14-15
     Government Income ....................................................16-17
     Inflation Protected Bond .............................................18-19
     GNMA .................................................................20-21
     Managed Income .......................................................22-23
     International Bond ...................................................24-25
     High Yield Bond ......................................................26-27
     Note on Performance Information ........................................ 28
Statements of Net Assets/Schedule of Investments .........................29-109

Portfolio Financial Statements
     Statements of Operations ...........................................112-113
Statement of Cash Flows

Statements of Changes in Net Assets .....................................118-121
Financial Highlights ....................................................122-139
Notes to Financial Statements ...........................................140-172
Report of Independent Registered Public Accounting Firm .....................173
Fund Management (Unaudited) .............................................174-178
Additional Information (Unaudited) ..........................................179

                      PRIVACY PRINCIPLES OF BLACKROCK FUNDS

BlackRock Funds is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock Funds collects, how we protect that information, and why in certain cases we may share such information with select other parties.

BlackRock Funds does not receive any nonpublic personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record owners of BlackRock Funds, BlackRock Funds receives nonpublic personal information on account applications or other forms.
With respect to these shareholders, BlackRock Funds also has access to specific information regarding their transactions in BlackRock Funds.

BlackRock Funds does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders' accounts (for example, to a transfer agent).

BlackRock Funds restricts access to nonpublic personal information about its shareholders to BlackRock employees with a legitimate business need for the information. BlackRock Funds maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

                                 BlackRock Funds

September 30, 2005

Dear Shareholder:

     We are pleased to present the Annual Report of the BlackRock Funds' Taxable
Bond Portfolios for the year ended September 30, 2005. On January 31, 2005, the
State Street Research Funds reorganized into BlackRock Funds and we at BlackRock would like to welcome the former State Street Research Funds shareholders and our new shareholders to the BlackRock Funds Family.

     The Annual Report includes important information on each Portfolio:

..    Portfolio Summary - discusses recent portfolio management activity and highlights total returns.

..    Fund Profile - displays characteristics of each Portfolio's holdings as of
     September 30, 2005.

..    Expense Example - discusses costs in a shareholder account and provides information for a shareholder to estimate his or her expenses by share class and to compare expenses of each share class to other funds.

..    Statement of Net Assets (or Schedule of Investments/Statement of Assets and
     Liabilities) - lists portfolio holdings and includes each holding's market value and par amount/number of shares as of September 30, 2005. The
     Statement of Net Assets also contains the net asset value for each share class of a Portfolio. If your Portfolio has a Schedule of Investments, then the net asset value for each share class may be found in the Statement of
     Assets and Liabilities.

..    Statement of Operations - displays the components of each Portfolio's investment income and provides a detailed look at each Portfolio's expenses. The Statement of Operations also lists the aggregate change in value of a Portfolio's securities due to market fluctuations and security sales.

..    Statement of Cash Flows - explains the change during the period in cash and cash equivalents (including foreign currency).

..    Statements of Changes in Net Assets - compares Portfolio information from the prior period to the current period. Specifically, it details shareholder distributions by share class, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

..    Financial Highlights - include each Portfolio's expense ratios, net asset values, total returns, distributions per share, and turnover ratios for the last five years or since inception.

..    Notes to Financial Statements - provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.

..    Fund Management Table - lists information regarding BlackRock Funds'
     Trustees and Officers.

     In addition to these items, a summary of shareholder privileges is listed on the inside back cover of the report. Shareholders can find information on this page describing how to access account balances, recent transactions, and share prices. It also includes a summary of the Fund's various investment plans.

     At BlackRock, we maintain an unwavering commitment to placing our clients first and we value the trust you have placed in us. We hope you find the report informative, and we thank you for making BlackRock part of your investment strategy. Should you have questions concerning this report, please contact your financial advisor or contact us at 1-800-441-7762 or visit us at
www.blackrock.com/funds.

Sincerely,

/s/ Anne Ackerley
-----------------
Anne Ackerley
Managing Director
BlackRock Advisors, Inc.

                                                                               1

                           Enhanced Income Portfolio

Total Net Assets (9/30/05): $56.3 million

Performance Benchmark:

     Citigroup 1 Year Treasury Index

Investment Approach:

     Seeks to maximize total return, consistent with income generation and prudent investment management by investing primarily in bonds diversified among several categories. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities ("CMBS" and "MBS"), collateralized mortgage obligations ("CMOs"), asset-backed securities ("ABS"), corporate bonds and
non-U.S. Government securities. The Portfolio may also invest in money market instruments. The Portfolio's dollar weighted effective duration will be between
0 and 18 months during normal market conditions. Individual investments will be restricted to those securities whose maximum effective duration at the time of purchase is less than 5 years.

Recent Portfolio Management Activity:

     .    The BlackRock, Institutional and Service share classes outperformed the benchmark for the annual period. The Investor A share class underperformed the benchmark for the annual period.

     .    During the first half of the annual period, yields largely increased as the Federal Reserve ("Fed") continued to pursue its policy of interest rate
"normalization". The Fed Funds target rate began the fiscal year at 1.75%. For the next twelve months, the Fed emphasized sustainable economic growth, contained inflation, and accommodative monetary conditions. In the beginning of the second half of the annual period, longer maturity yields largely declined due to the perceived softening of the global economy driven primarily by the dramatic upswing in oil prices. However, by the end of September, the evidence of economic vitality was compelling enough to survive not only surging energy costs but two highly destructive hurricanes. Longer maturity yields increased as the Fed began to signal that its greater concern was increasing inflation.
During the annual period, the Federal Open Market Committee voted a 0.25%
tightening at each of its eight meetings lifting the Fed Funds target rate to
3.75%. In contrast, longer interest rates, as measured by the 5-year Treasury, increased by a modest 0.82%, ending the period at 4.19%.

     .    The major domestic spread sectors - agencies, corporate securities,
ABS, CMBS and MBS - all posted positive excess returns over duration-weighted
Treasuries during the annual period. Investment grade corporate securities lagged behind the other domestic spread sectors. Corporate bond performance was driven by both solid credit fundamentals and strong investor demand in the beginning of the period. However, with the downgrading of both General Motors and Ford, two of the largest corporate bond issuers in the world, to below investment grade, investors became noticeably more cautious. In spite of higher short-term interest rates and flattening of the yield curve, which has dramatically reduced the carry advantage of MBS, the sector was able to post a positive excess return over Treasuries. Valuations of ABS remained stable, and spreads remained near historically tight levels despite robust supply. Demand has continued to be firm for higher quality assets in the sector. The net supply of agencies continued to be negative as government sponsored enterprises were unable to grow given unresolved accounting issues and intense political scrutiny. This lack of supply has kept spreads tight. CMBS, the best performing domestic spread sector during the annual period, has enjoyed strong demand due to the sector's attractive relative value characteristics.

     .    During the annual period, the Portfolio's short duration position relative to its benchmark benefited performance as interest rates increased. The
Portfolio's allocation to the agency sector aided performance, as agencies returned 0.76% over duration-adjusted Treasuries. Within the agency sector, the
Portfolio continues to focus on callable debentures. The Portfolio's allocation to the ABS sector benefited performance, as the sector returned 0.75% over duration-adjusted Treasuries for the annual period. The Portfolio increased its allocation to ABS during the annual period, concentrating in non-prepayment sensitive sectors such as autos and credit cards. The Portfolio maintained its allocation to the MBS sector, which benefited returns. Within the mortgages sector, the Portfolio continues to favor adjustable rate mortgages and short duration CMOs. The Portfolio also increased its allocation to CMBS during the annual period, as the portfolio management team believes the sector is attractively valued relative to agencies and MBS. The CMBS sector provided strong excess returns versus Treasuries for the annual period. Lastly, the
Portfolio's allocation to the corporate sector was a positive contributor to performance, as the sector returned 0.29% over duration-adjusted Treasuries.
Within the corporate sector, the Portfolio continues to maintain a bias towards financials and high credit quality issues.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ENHANCED INCOME
        PORTFOLIO AND THE CITIGROUP 1 YEAR TREASURY INDEX FROM INCEPTION.

                                  [LINE CHART]

             Institutional    Investor A   Citigroup 1 Year Treasury Index
             -------------    ----------   -------------------------------
03/04/2004     $ 10,000         $ 9,699             $ 10,000
03/31/2004       10,032           9,719               10,016
06/30/2004       10,007           9,678                9,983
09/30/2004       10,059           9,706               10,031
12/31/2004       10,106           9,715               10,047
03/31/2005       10,132           9,743               10,068
06/30/2005       10,207           9,816               10,152
09/30/2005       10,265           9,863               10,197

                      For period ending September 30, 2005

                           Average Annual Total Return

                                             1 Year     From Inception
                                             --------   --------------
         BlackRock Class                       2.15%         1.73%
         Institutional Class                   2.05%         1.68%
         Service Class                         1.76%         1.63%
         Investor A Class (Load Adjusted)     (1.46)%       (0.87)%
         Investor A Class (NAV)                1.62%         1.07%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: BlackRock Shares, 3/4/04; Institutional Shares,
3/19/04; Service Shares, 3/19/04; Investor A Shares, 3/19/04. See "Note on
Performance Information" on page 28 for further information on how performance data was calculated, including important information on the line graph+ above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

2

                           Enhanced Income Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                         92.2%
AA                                           4.3
A                                            1.8
BBB                                          1.7
                                           -----
  Total                                    100.0%
                                           =====

Sector Allocation (% of long-term investments)
Asset Backed Securities                     36.1%
U.S. Government & Agency Obligations        18.2
Collateralized Mortgage Obligations         15.7
Mortgage Pass-Throughs                      11.2
Corporate Bonds                              9.8
Commercial Mortgage Backed Securities        8.4
Multi-Class Mortgage Pass-Throughs           0.5
Taxable Municipal Bonds                      0.1
                                           -----
  Total                                    100.0%
                                           =====

Portfolio Statistics
Average maturity (years)                   1.39
Effective Duration/2/                      0.82

1    Using the higher of Standard & Poor's ("S&P's") or Moody's Investors
     Service ("Moody's") rating.

2    Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and
(2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the
Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                               Hypothetical Expenses
                                          Actual Expenses                                   (5% return before expenses)
                        ----------------------------------------------------   ----------------------------------------------------
                         BlackRock   Institutional     Service     Investor     BlackRock   Institutional    Service    Investor
                           Class         Class          Class      A Class        Class         Class         Class     A Class
                        ----------   -------------   ----------   ----------   ----------   -------------   ----------  -----------
Beginning Account
 Value (4/01/05)        $ 1,000.00   $    1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00      $ 1,000.00  $ 1,000.00
Ending Account Value
 (9/30/05)                1,013.70        1,013.20     1,011.80     1,012.40     1,023.32     1,022.87        1,021.19    1,021.19
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)          1.67            2.12         3.78         3.78         1.68         2.13            3.81        3.81

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.33%, 0.42%, 0.75%, and 0.75% for the BlackRock, Institutional,
Service, and Investor A share class, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                               3

                           Low Duration Bond Portfolio

Total Net Assets (9/30/05): $1.5 billion

Performance Benchmark:

     Merrill Lynch 1-3 Year Treasury Index

Investment Approach:

     Seeks to realize a rate of return that exceeds the total return of the
Merrill Lynch 1-3 Year Treasury Index by investing primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within +/-
20% of the duration of the benchmark. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities ("CMBS" and "MBS"), collateralized mortgage obligations ("CMOs"), asset-backed securities ("ABS"), and corporate bonds. The Portfolio may invest up to 5% of its assets in non-investment grade bonds or convertible securities with a minimum rating of 'B' and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the
United States. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

     .    The BlackRock, Service, Institutional and Investor A share classes outperformed the benchmark for the annual period. The Investor B and C share classes underperformed the benchmark for the annual period.

     .    During the first half of the annual period, yields largely increased as the Federal Reserve ("Fed") continued to pursue its policy of interest rate
"normalization". The Fed Funds target rate began the fiscal year at 1.75%. For the next twelve months, the Fed emphasized sustainable economic growth, contained inflation, and accommodative monetary conditions. In the beginning of the second half of the annual period, longer maturity yields largely declined due to the perceived softening of the global economy which was driven primarily by the dramatic upswing in oil prices. However, by the end of September, the evidence of economic vitality was compelling enough to survive not only surging energy costs but two highly destructive hurricanes. Longer maturity yields increased as the Fed began to signal that its greater concern was increasing inflation. During the annual period, the Federal Open Market Committee voted a
0.25% tightening at each of its eight meetings lifting the Fed Funds target rate to 3.75%. In contrast, longer interest rates, as measured by the 5-year
Treasury, increased by a modest 0.82%, ending the period at 4.19%.

     .    The major domestic spread sectors - agencies, corporate securities,
ABS, CMBS and MBS - all posted positive excess returns over duration-weighted
Treasuries during the annual period. Investment grade corporate securities lagged behind the other domestic spread sectors. Corporate bond performance was driven by both solid credit fundamentals and strong investor demand in the beginning of the period. However, with the downgrading of both General Motors and Ford, two of the largest corporate bond issuers in the world, to below investment grade, investors became noticeably more cautious. In spite of higher short-term interest rates and flattening of the yield curve, which has dramatically reduced the carry advantage of MBS, the sector was able to post a positive excess return over Treasuries. Valuations of ABS remained stable, and spreads remained near historically tight levels despite robust supply. Demand has continued to be firm for higher quality assets in the sector. The net supply of agencies continued to be negative as government sponsored enterprises were unable to grow given unresolved accounting issues and intense political scrutiny. This lack of supply has kept spreads tight. CMBS, the best performing domestic spread sector during the annual period, has enjoyed strong demand due to the sector's attractive relative value characteristics.

     .    During the annual period, the Portfolio's short duration position relative to its benchmark benefited performance as interest rates increased. The
Portfolio's allocation to the agency sector aided performance, as agencies returned 0.76% over duration-adjusted Treasuries. Within the agency sector, the
Portfolio continues to focus on callable debentures. The Portfolio's allocation to the ABS sector benefited performance, as the sector returned 0.75% over duration-adjusted Treasuries for the annual period. The Portfolio increased its allocation to ABS during the annual period, concentrating in non-prepayment sensitive sectors such as autos and credit cards. The Portfolio maintained its allocation to the MBS sector, which benefited returns. Within the mortgages sector, the Portfolio continues to favor adjustable rate mortgages ("ARMs") and short duration CMOs. The Portfolio also increased its allocation to CMBS during the annual period as the portfolio management team believes the sector is attractively valued relative to agencies and MBS. The CMBS sector provided strong excess returns versus Treasuries. Lastly, the Portfolio's allocation to the corporate sector was a positive contributor to performance, as the sector returned 0.29% over duration-adjusted Treasuries for the annual period. Within the corporate sector, the Portfolio continues to maintain a bias towards financials and high credit quality issues.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
           LOW DURATION BOND PORTFOLIO AND THE MERRILL LYNCH 1-3 YEAR
                     TREASURY INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                                                    Merrill Lynch 1-3
                      Institutional   Investor A   Year Treasury Index
                      -------------   ----------   -------------------
         09/30/1995     $ 10,000       $  9,696        $ 10,000
         12/31/1995       10,198          9,888          10,252
         03/31/1996       10,209          9,883          10,286
         06/30/1996       10,321          9,979          10,390
         09/30/1996       10,489         10,129          10,561
         12/31/1996       10,712         10,332          10,762
         03/31/1997       10,761         10,368          10,833
         06/30/1997       10,993         10,579          11,072
         09/30/1997       11,211         10,777          11,289
         12/31/1997       11,360         10,907          11,478
         03/31/1998       11,545         11,071          11,647
         06/30/1998       11,732         11,237          11,825
         09/30/1998       12,028         11,507          12,189
         12/31/1998       12,114         11,576          12,282
         03/31/1999       12,256         11,698          12,355
         06/30/1999       12,338         11,763          12,426
         09/30/1999       12,498         11,901          12,583
         12/31/1999       12,605         11,990          12,658
         03/31/2000       12,770         12,132          12,817
         06/30/2000       12,977         12,314          13,037
         09/30/2000       13,284         12,591          13,311
         12/31/2000       13,647         12,920          13,670
         03/31/2001       14,024         13,275          14,047
         06/30/2001       14,183         13,397          14,212
         09/30/2001       14,640         13,812          14,693
         12/31/2001       14,702         13,867          14,805
         03/31/2002       14,739         13,872          14,806
         06/30/2002       15,068         14,166          15,157
         09/30/2002       15,420         14,493          15,522
         12/31/2002       15,574         14,611          15,657
         03/31/2003       15,663         14,682          15,749
         06/30/2003       15,819         14,830          15,862
         09/30/2003       15,855         14,851          15,929
         12/31/2003       15,868         14,849          15,953
         03/31/2004       16,017         14,961          16,113
         06/30/2004       15,868         14,824          15,941
         09/30/2004       16,018         14,953          16,095
         12/31/2004       16,082         14,989          16,098
         03/31/2005       16,075         14,972          16,057
         06/30/2005       16,203         15,096          16,239
         09/30/2005       16,248         15,113          16,253

                      For period ending September 30, 2005

                           Average Annual Total Return

                                       1 Year   3 Year   5 Year  10 Year
                                       -------  -------  ------  -------
    BlackRock Class                     1.49%    1.88%    4.27%   5.09%
    Institutional Class                 1.43%    1.76%    4.11%   4.97%
    Service Class                       1.17%    1.47%    3.81%   4.67%
    Investor A Class (Load Adjusted)   (1.94)%   0.37%    3.10%   4.22%
    Investor A Class (NAV)              1.07%    1.41%    3.72%   4.54%
    Investor B Class (Load Adjusted)   (4.02)%  (0.44)%   2.59%   3.85%
    Investor B Class (NAV)              0.41%    0.68%    2.95%   3.85%
    Investor C Class (Load Adjusted)   (0.57)%   0.68%    2.95%   3.85%
    Investor C Class (NAV)              0.41%    0.68%    2.95%   3.85%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 7/17/92; Service Shares, 1/12/96;
Investor A Shares, 1/12/96; Investor B Shares, 11/18/96; Investor C Shares,
2/24/97; and BlackRock Shares, 6/3/97. See "Note on Performance Information" on
page 28 for further information on how performance data was calculated, including important information on the line graph+ above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

4

                          Low Duration Bond Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                        90.8%
AA                                          5.7
A                                           1.4
BBB                                         2.1
                                          -----
  Total                                   100.0%
                                          =====

Sector Allocation (% of long-term investments)
U.S. Government & Agency Obligations       32.4%
Asset Backed Securities                    25.4
Collateralized Mortgage Obligations        11.6
Mortgage Pass-Throughs                     10.6
Corporate Bonds                            10.6
Commercial Mortgage Backed Securities       6.5
Foreign Bonds                               1.6
Taxable Municipal Bonds                     0.5
Preferred Stocks                            0.5
Multiple Class Mortgage Pass-Throughs       0.1
                                           ----
  Total                                    99.8%
                                           ====

Portfolio Statistics
Average maturity (years)                   2.55
Effective Duration/2/                      1.53

1    Using the higher of Standard & Poor's ("S&P's") or Moody's Investors
     Service ("Moody's") rating.

2    Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and
(2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the
Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Actual Expenses
                        ------------------------------------------------------------------------------
                        BlackRock    Institutional    Service      Investor     Investor     Investor
                          Class          Class         Class       A Class      B Class      C Class
                        ----------   -------------   ----------   ----------   ----------   ----------
Beginning Account
 Value (4/01/05)        $ 1,000.00   $    1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00
Ending Account Value
 (9/30/05)                1,011.50        1,010.80     1,009.50     1,009.50     1,005.70     1,006.70
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)          2.02            2.77         4.08         4.08         7.84         7.85

                                                     Hypothetical Expenses
                                                 (5% return before expenses)
                        ------------------------------------------------------------------------------
                         BlackRock   Institutional    Service      Investor     Investor     Investor
                           Class         Class         Class       A Class      B Class      C Class
                        ----------   -------------   ----------   ----------   ----------   ----------
Beginning Account
 Value (4/01/05)        $ 1,000.00   $    1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00
Ending Account Value
 (9/30/05)                1,022.97        1,022.21     1,020.89     1,020.89     1,017.08     1,017.08
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)          2.03            2.79         4.11         4.11         7.92         7.92

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.40%, 0.55%, 0.81%, 0.81%, 1.56%, and 1.56% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

                                                                               5

                    Intermediate Government Bond Portfolio

Total Net Assets (9/30/05) $656.3 million

Performance Benchmark:

     Lehman Brothers Intermediate Government Index

Investment Approach:

     Seeks to maximize total return consistent with income generation and prudent investment management by investing primarily in the highest rated government and agency bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the Lehman Brothers Intermediate Government
Index. The Portfolio normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities ("CMBS" and
"MBS"), collateralized mortgage obligations ("CMOs"), asset-backed securities
("ABS") and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

     .    On January 31, 2005, BlackRock, Inc., the parent of BlackRock
Advisors, Inc. (BAI), acquired SSRM Holdings, Inc., the parent of State Street
Research & Management Company (SSRM), the investment adviser to the State Street
Research mutual funds. In connection with the transaction, the BlackRock
Intermediate Government Bond Portfolio (the Portfolio) reorganized with the
State Street Research Government Income Fund (the SSR Fund). The SSR Fund
transferred substantially all of its assets and liabilities to the Portfolio in exchange for shares of the Portfolio, which were then distributed to the SSR
Fund shareholders.

     .    The Institutional share class outperformed the benchmark for the annual period. The Investor A, B, C and Service share classes underperformed the benchmark for the annual period.

     .    During the first half of the annual period, yields largely increased as the Federal Reserve ("Fed") continued to pursue its policy of interest rate
"normalization". The Fed Funds target rate began the fiscal year at 1.75%. For the next twelve months, the Fed emphasized sustainable economic growth, contained inflation, and accommodative monetary conditions. In the beginning of the second half of the annual period, longer maturity yields largely declined due to the perceived softening of the global economy driven primarily by the dramatic upswing in oil prices. However, by the end of September, the evidence of economic vitality was compelling enough to survive not only surging energy costs but two highly destructive hurricanes. Longer maturity yields increased as the Fed began to signal that its greater concern was increasing inflation.
During the annual period, the Federal Open Market Committee voted a 0.25%
tightening at each of its eight meetings lifting the Fed Funds target rate to
3.75%. In contrast, longer interest rates, as measured by the 10-year Treasury, increased by a modest 0.21%, ending the period at 4.33%.

     .    The major domestic spread sectors - agencies, corporate securities,
ABS, CMBS and MBS - all posted positive excess returns over duration-weighted
Treasuries during the annual period. Investment grade corporate securities lagged behind the other domestic spread sectors. Corporate bond performance was driven by both solid credit fundamentals and strong investor demand in the beginning of the period. However, with the downgrading of both General Motors and Ford, two of the largest corporate bond issuers in the world, to below investment grade, investors became noticeably more cautious. In spite of higher short-term interest rates and flattening of the yield curve, which has dramatically reduced the carry advantage of MBS, the sector was able to post a positive excess return over Treasuries. Valuations of ABS remained stable, and spreads remained near historically tight levels despite robust supply. The net supply of agencies continued to be negative as government sponsored enterprises were unable to grow given unresolved accounting issues and intense political scrutiny. This lack of supply has kept spreads tight. CMBS, the best performing domestic spread sector during the annual period, has enjoyed strong demand due to the sector's attractive relative value characteristics.

     .    During the annual period, the Portfolio benefited from its short duration position relative to its benchmark as interest rates increased. The
Portfolio's underweight to agencies detracted from performance as the sector returned 0.76% for the annual period. The Portfolio continues to maintain an underweight position in agencies with a focus on callable debentures. The
Portfolio's allocation to ABS, with a focus on non-prepayment sensitive sectors such as autos and credit cards, contributed to performance as the sector returned 0.75% over duration-adjusted Treasuries. The Portfolio's allocation to
CMBS and MBS contributed to performance as the sectors returned 0.79% and 0.74%, respectively. Furthermore, the Portfolio maintained its allocation to corporate securities, which was beneficial to performance.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
         INTERMEDIATE GOVERNMENT BOND PORTFOLIO AND THE LEHMAN BROTHERS
              INTERMEDIATE GOVERNMENT INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                                                        Lehman Brothers
                   Institutional   Investor A   Intermediate Government Index
                   -------------   ----------   -----------------------------
      09/30/1995      $10,000       $ 9,598              $10,000
      12/31/1995       10,292         9,878               10,335
      03/31/1996       10,238         9,805               10,264
      06/30/1996       10,300         9,852               10,333
      09/30/1996       10,482        10,016               10,510
      12/31/1996       10,746        10,255               10,754
      03/31/1997       10,744        10,241               10,750
      06/30/1997       11,043        10,515               11,051
      09/30/1997       11,329        10,774               11,333
      12/31/1997       11,576        10,997               11,584
      03/31/1998       11,748        11,147               11,758
      06/30/1998       11,974        11,348               11,976
      09/30/1998       12,442        11,778               12,534
      12/31/1998       12,458        11,779               12,565
      03/31/1999       12,479        11,785               12,531
      06/30/1999       12,413        11,709               12,507
      09/30/1999       12,536        11,811               12,633
      12/31/1999       12,562        11,833               12,628
      03/31/2000       12,766        11,999               12,835
      06/30/2000       12,986        12,204               13,068
      09/30/2000       13,356        12,537               13,418
      12/31/2000       13,848        12,984               13,951
      03/31/2001       14,292        13,384               14,369
      06/30/2001       14,351        13,437               14,429
      09/30/2001       15,078        14,113               15,145
      12/31/2001       15,062        14,068               15,125
      03/31/2002       15,050        14,040               15,085
      06/30/2002       15,589        14,525               15,668
      09/30/2002       16,281        15,152               16,423
      12/31/2002       16,426        15,268               16,583
      03/31/2003       16,570        15,399               16,737
      06/30/2003       16,870        15,644               17,019
      09/30/2003       16,785        15,546               16,997
      12/31/2003       16,744        15,505               16,962
      03/31/2004       17,069        15,787               17,337
      06/30/2004       16,732        15,458               16,937
      09/30/2004       17,122        15,786               17,320
      12/31/2004       17,189        15,831               17,357
      03/31/2005       17,089        15,739               17,240
      06/30/2005       17,425        16,032               17,638
      09/30/2005       17,358        15,955               17,546

                      For period ending September 30, 2005

                           Average Annual Total Return

                                      1 Year     3 Year      5 Year    10 Year
                                      -------   --------    -------    -------
Institutional Class                    1.38%      2.16%      5.38%      5.67%
Service Class                          1.08%      1.85%      5.05%      5.35%
Investor A Class (Load Adjusted)      (3.01)%     0.37%      4.09%      4.78%
Investor A Class (NAV)                 1.07%      1.74%      4.94%      5.21%
Investor B Class (Load Adjusted)      (4.17)%    (0.14)%     3.79%      4.49%
Investor B Class (NAV)                 0.22%      0.95%      4.13%      4.49%
Investor C Class (Load Adjusted)      (0.76)%     0.95%      4.15%      4.50%
Investor C Class (NAV)                 0.22%      0.95%      4.15%      4.50%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 4/20/92; Investor A Shares,
5/11/92; Service Shares, 7/29/93; Investor C Shares, 10/8/96; and Investor B
Shares, 10/11/96. See "Note on Performance Information" on page 28 for further information on how performance data was calculated, including important information on the line graph+ above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

6

                    Intermediate Government Bond Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                         99.3%
AA                                           0.4
A                                            0.3
                                           -----
  Total                                    100.0%
                                           =====

Sector Allocation (% of long-term investments)
U.S. Government & Agency Obligations        49.2%
Mortgage Pass-Throughs                      25.4
Collateralized Mortgage Obligations          8.3
Commercial Mortgage Backed Securities        6.4
Asset Backed Securities                      6.3
Corporate Bonds                              3.4
Taxable Municipal Bonds                      0.7
Project Loans                                0.2
Multiple Class Mortgage Pass-Throughs        0.1
                                           -----
  Total                                    100.0%
                                           =====

Portfolio Statistics
Average maturity (years)                    4.25
Effective Duration/2/                       2.84
----------
1    Using the higher of Standard & Poor's ("S&P's") or Moody's Investors
     Service ("Moody's") rating.

2    Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and
(2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the
Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     Actual Expenses
                        -----------------------------------------------------------------
                        Institutional    Service      Investor     Investor     Investor
                            Class         Class        A Class      B Class      C Class
                        -------------   ----------   ----------   ----------   ----------
Beginning Account
 Value (4/01/05)        $    1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00
Ending Account Value
 (9/30/05)                   1,015.80     1,014.30     1,013.80     1,010.00     1,010.00
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)             3.03         4.54         5.00         8.82         8.82

                                                Hypothetical Expenses
                                             (5% return before expenses)
                        -----------------------------------------------------------------
                        Institutional     Service     Investor     Investor     Investor
                            Class          Class       A Class      B Class      C Class
                        -------------   ----------   ----------   ----------   ----------
Beginning Account
 Value (4/01/05)        $    1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00
Ending Account Value
 (9/30/05)                   1,021.95     1,020.43     1,019.97     1,016.12     1,016.12
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)             3.05         4.57         5.03         8.88         8.88

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, 0.90%, 0.99%, 1.75%, and 1.75% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                               7

                          Intermediate Bond Portfolio

Total Net Assets (9/30/05): $897.7 million

Performance Benchmark:

     Lehman Brothers Intermediate Government/Credit Index

Investment Approach:

     Seeks to maximize total return, consistent with income generation and prudent investment management by investing primarily in bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the Lehman
Brothers Intermediate Government/Credit Index. The Portfolio normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities ("CMBS" and "MBS"), collateralized mortgage obligations ("CMOs"), asset-backed securities ("ABS")
and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return. The Portfolio's dollar-weighted average maturity will be between 3 and
10 years.

Recent Portfolio Management Activity:

     .    The BlackRock share class outperformed the benchmark for the annual period. The Institutional, Investor A, B, C and Service share classes underperformed the benchmark for the annual period.

     .    During the first half of the annual period, yields largely increased as the Federal Reserve ("Fed") continued to pursue its policy of interest rate
"normalization". The Fed Funds target rate began the fiscal year at 1.75%. For the next twelve months, the Fed emphasized sustainable economic growth, contained inflation, and accommodative monetary conditions. In the beginning of the second half of the annual period, longer maturity yields largely declined due to the perceived softening of the global economy driven primarily by the dramatic upswing in oil prices. However, by the end of September, the evidence of economic vitality was compelling enough to survive not only surging energy costs but two highly destructive hurricanes. Longer maturity yields increased as the Fed began to signal that its greater concern was increasing inflation.
During the annual period, the Federal Open Market Committee voted a 0.25%
tightening at each of its eight meetings lifting the Fed Funds target rate to
3.75%. In contrast, longer interest rates, as measured by the 10-year Treasury, increased by a modest 0.21%, ending the period at 4.33%.

     .    The major domestic spread sectors - agencies, corporate securities,
ABS, CMBS and MBS - all posted positive excess returns over duration-weighted
Treasuries during the annual period. Investment grade corporate securities lagged behind the other domestic spread sectors. Corporate bond performance was driven by both solid credit fundamentals and strong investor demand in the beginning of the period. However, with the downgrading of General Motors and
Ford, two of the largest corporate bond issuers in the world, to below investment grade, investors became noticeably more cautious. In spite of higher short-term interest rates and flattening of the yield curve, which has dramatically reduced the carry advantage of MBS, the sector was able to post a positive excess return over Treasuries. Valuations of ABS remained stable, and spreads remained near historically tight levels despite robust supply. The net supply of agencies continued to be negative as government sponsored enterprises were unable to grow given unresolved accounting issues and intense political scrutiny. This lack of supply has kept spreads tight. CMBS, the best performing domestic spread sector during the annual period, has enjoyed strong demand due to the sector's attractive relative value characteristics.

     .    During the annual period, the Portfolio was short duration relative to its benchmark which benefited performance as interest rates increased. The
Portfolio maintained an underweight to the corporate sector on a duration basis which detracted from performance as the sector outperformed duration-adjusted
Treasuries in the period. However, successful security selection generally offset the negative effect of the sector underweight. Within the corporate sector, the Portfolio exhibited a bias towards financials and higher quality issues. The Portfolio maintained its position to the mortgage sector with positions in short duration adjustable rate mortgages and CMOs. The overweight to the mortgage sector benefited performance for the period as the sector returned 0.74% over duration-adjusted Treasuries. The Portfolio was relatively underweight to its benchmark in Treasuries, with a focus on off-the-run securities, and also maintained a relative underweight to agency securities with holdings focused in callable debentures. Instead, the Portfolio held overweight allocations to the CMBS and ABS sectors, both of which aided performance as the sectors returned 0.79% and 0.75%, respectively, over duration-adjusted
Treasuries. The management team favored CMBS securities as they believed the sector to be attractively valued relative to agencies and corporate securities.
Within the ABS sector, the Portfolio focused on non-prepayment sensitive issues.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
        INTERMEDIATE BOND PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE
                 GOVERNMENT/CREDIT INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                                                 Lehman Brothers Intermediate
                 Institutional    Investor A       Government/Credit Index
                 -------------    ----------     ----------------------------
09/30/1995          $ 10,000        $ 9,602                $ 10,000
12/31/1995            10,333          9,913                  10,351
03/31/1996            10,253          9,835                  10,265
06/30/1996            10,328          9,895                  10,330
09/30/1996            10,510         10,058                  10,513
12/31/1996            10,778         10,302                  10,771
03/31/1997            10,773         10,285                  10,759
06/30/1997            11,092         10,577                  11,076
09/30/1997            11,393         10,852                  11,375
12/31/1997            11,598         11,034                  11,618
03/31/1998            11,782         11,196                  11,799
06/30/1998            11,992         11,382                  12,021
09/30/1998            12,396         11,752                  12,560
12/31/1998            12,420         11,761                  12,596
03/31/1999            12,487         11,811                  12,573
06/30/1999            12,435         11,747                  12,524
09/30/1999            12,533         11,826                  12,639
12/31/1999            12,542         11,821                  12,645
03/31/2000            12,756         11,995                  12,835
06/30/2000            12,988         12,198                  13,053
09/30/2000            13,396         12,581                  13,428
12/31/2000            13,888         13,029                  13,925
03/31/2001            14,363         13,458                  14,397
06/30/2001            14,446         13,506                  14,493
09/30/2001            15,167         14,165                  15,160
12/31/2001            15,122         14,121                  15,173
03/31/2002            15,161         14,141                  15,139
06/30/2002            15,639         14,569                  15,678
09/30/2002            16,337         15,202                  16,388
12/31/2002            16,645         15,475                  16,665
03/31/2003            16,923         15,721                  16,917
06/30/2003            17,409         16,142                  17,377
09/30/2003            17,382         16,119                  17,373
12/31/2003            17,370         16,110                  17,383
03/31/2004            17,768         16,448                  17,814
06/30/2004            17,360         16,056                  17,364
09/30/2004            17,829         16,478                  17,834
12/31/2004            17,910         16,542                  17,912
03/31/2005            17,792         16,422                  17,756
06/30/2005            18,170         16,761                  18,197
09/30/2005            18,089         16,674                  18,102

                      For period ending September 30, 2005

                           Average Annual Total Return

                                      1 Year     3 Year    5 Year    10 Year
                                      -------    ------    ------    -------
BlackRock Class                        1.61%      3.61%     6.35%     6.23%
Institutional Class                    1.46%      3.45%     6.19%     6.11%
Service Class                          1.30%      3.20%     5.91%     5.81%
Investor A Class (Load Adjusted)      (2.87)%     1.73%     4.93%     5.25%
Investor A Class (NAV)                 1.20%      3.13%     5.80%     5.67%
Investor B Class (Load Adjusted)      (3.95)%     1.29%     4.68%     5.07%
Investor B Class (NAV)                 0.44%      2.36%     5.01%     5.07%
Investor C Class (Load Adjusted)      (0.43)%     2.36%     5.00%     5.08%
Investor C Class (NAV)                 0.54%      2.36%     5.00%     5.08%

The performance information above includes information relating to each class of the portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 9/17/93; Service Shares, 9/23/93;
Investor A shares, 5/20/94; Investor B Shares, 2/5/98; BlackRock Shares, 5/1/98
and Investor C Shares, 10/16/98. See "Note on Performance Information" on page
28 for further information on how performance data was calculated, including important information on the line graph+ above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

8

                           Intermediate Bond Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                        73.4%
AA                                         14.0
A                                           6.4
BBB                                         5.9
less than BBB                               0.3
                                          -----
     Total                                100.0%
                                          =====

Sector Allocation (% of long-term investments)
Corporate Bonds                            32.8%
U.S. Government & Agency Obligations       32.7
Collateralized Mortgage Obligations         9.2
Asset Backed Securities                     9.1
Commercial Mortgage Backed Securities       7.8
Mortgage Pass-Throughs                      6.5
Taxable Municipal Bonds                     1.5
Multiple Class Mortgage Pass-Throughs       0.2
Certificate of Deposit                      0.1
Project Loans                               0.1
                                          -----
     Total                                100.0%
                                          =====

Portfolio Statistics
Average maturity (years)                   4.51
Effective Duration/2/                      3.14
----------
1    Using the higher of Standard & Poor's ("S&P's") or Moody's Investors
     Service ("Moody's") rating.

2    Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and
(2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the
Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           Actual Expenses
                        ------------------------------------------------------------------------------
                         BlackRock   Institutional     Service     Investor     Investor     Investor
                           Class         Class          Class       A Class      B Class      C Class
                        ----------   -------------   ----------   ----------   ----------   ----------
Beginning Account
 Value (4/01/05)        $ 1,000.00   $    1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00
Ending Account Value
 (9/30/05)                1,017.40        1,016.70     1,016.50     1,015.40     1,011.60     1,011.60
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)          2.28            3.03         4.35         4.34         8.12         8.17

                                                       Hypothetical Expenses
                                                    (5% return before expenses)
                        ------------------------------------------------------------------------------
                         BlackRock   Institutional    Service      Investor     Investor     Investor
                           Class         Class         Class        A Class      B Class      C Class
                        ----------   -------------   ----------   ----------   ----------   ----------
Beginning Account
 Value (4/01/05)        $ 1,000.00   $    1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00
Ending Account Value
 (9/30/05)                1,022.72        1,021.95     1,020.63     1,020.63     1,016.83     1,016.78
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)          2.28            3.05         4.37         4.37         8.17         8.22

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, 0.60%, 0.86%, 0.86%, 1.61%, and 1.62% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

                                                                               9

                       Intermediate Plus Bond Portfolio

Total Net Assets (9/30/05): $31.0 million

Performance Benchmark:

     Lehman Brothers Intermediate Aggregate Index

Investment Approach:

     Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in bonds that allow it to maintain an average portfolio duration that is within +/- 20% of the duration of the Lehman Brothers Intermediate Aggregate Index. The Portfolio invests primarily in dollar-denominated investment grade bonds, but may invest up to 20%
of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers.
The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities ("CMBS" and "MBS"), collateralized mortgage obligations ("CMOs"), asset-backed securities ("ABS") and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return. The
Portfolio's dollar-weighted average maturity will be between 3 and 10 years.

Recent Portfolio Management Activity:

     .    In late January, the Portfolio changed its benchmark to the Lehman
Brothers Intermediate Aggregate Index. The new benchmark more adequately reflects the universe of securities in which the Portfolio will invest.

     .    The BlackRock, Institutional, Service and Investor A share classes of the Portfolio outperformed the Lehman Brothers Intermediate Government/Credit
Index, the Portfolio's former benchmark, while the Investor B and C share classes underperformed that benchmark for the annual period. All share classes of the Portfolio underperformed the Lehman Brothers Intermediate Aggregate
Index, the Portfolio's current benchmark, for the annual period.

     .    During the first half of the annual period, yields largely increased as the Federal Reserve ("Fed") continued to pursue its policy of interest rate
"normalization". The Fed Funds target rate began the fiscal year at 1.75%. For the next twelve months, the Fed emphasized sustainable economic growth, contained inflation, and accommodative monetary conditions. In the beginning of the second half of the annual period, longer maturity yields largely declined due to the perceived softening of the global economy driven primarily by the dramatic upswing in oil prices. However, by the end of September, the evidence of economic vitality was compelling enough to survive not only surging energy costs but two highly destructive hurricanes. Longer maturity yields increased as the Fed began to signal that its greater concern was increasing inflation.
During the annual period, the Federal Open Market Committee voted a 0.25%
tightening at each of its eight meetings lifting the Fed Funds target rate to
3.75%. In contrast, longer interest rates, as measured by the 10-year Treasury, increased by a modest 0.21%, ending the period at 4.33%.

     .    The major domestic spread sectors - agencies, corporate securities,
ABS, CMBS and MBS - all posted positive excess returns over duration-weighted
Treasuries during the annual period. Investment grade corporate securities lagged behind the other domestic spread sectors. Corporate bond performance was driven by both solid credit fundamentals and strong investor demand in the beginning of the period. However, with the downgrading of both General Motors and Ford to below investment grade, two of the largest corporate bond issuers in the world, investors became noticeably more cautious. In spite of higher short-term interest rates and flattening of the yield curve, which has dramatically reduced the carry advantage of MBS, the sector was able to post a positive excess return over Treasuries. Valuations of ABS remained stable, and spreads remained near historically tight levels despite robust supply. The net supply of agencies continued to be negative as government sponsored enterprises were unable to grow given unresolved accounting issues and intense political scrutiny. This lack of supply has kept spreads tight. CMBS, the best performing domestic spread sector during the annual period, has enjoyed strong demand due to the sector's attractive relative value characteristics.

     .    During the annual period, the Portfolio's short duration position relative to its benchmark benefited performance as interest rates increased. The
Portfolio's underweight to corporate securities on a duration basis, with a bias towards financials and higher quality credits, detracted from performance as the sector outperformed duration-adjusted Treasuries. The underweight to MBS detracted from performance, as the sector returned 0.74% over duration-adjusted
Treasuries. The Portfolio's overweight to CMBS aided performance as the sector returned 0.79% over duration-adjusted Treasuries. The portfolio management team believes the sector is attractively valued relative to agencies and corporates.
An overweight to ABS was beneficial to performance as the sector returned 0.75%
over duration-adjusted Treasuries. The Portfolio maintained its focus on non-prepayment sensitive issues within this sector. Lastly, an allocation to the emerging markets and high yield sectors benefited performance as each sector outperformed duration-adjusted Treasuries. The portfolio management team sold out of emerging market securities towards the end of the period to realize gains.

    COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INTERMEDIATE
    PLUS BOND PORTFOLIO, THE LEHMAN BROTHERS INTERMEDIATE AGGREGATE INDEX AND
    THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX FROM INCEPTION.

                                  [LINE CHART]

                                        Lehman Brothers      Lehman Brothers
                                          Intermediate         Intermediate
            Institutional  Investor A   Aggregate Index  Government/Credit Index
            -------------  ----------   ---------------  -----------------------
08/18/2004     $ 10,000      $ 9,597        $ 10,000            $ 10,000
09/30/2004       10,060        9,655          10,064              10,063
12/31/2004       10,109        9,701          10,142              10,107
03/31/2005       10,059        9,643          10,085              10,019
06/30/2005       10,259        9,833          10,329              10,268
09/30/2005       10,239        9,809          10,289              10,214

                      For Period Ending September 30, 2005

                           Average Annual Total Return

                                             1 Year       From Inception
                                          ------------   ---------------
     BlackRock Class                           1.98%           2.29%
     Institutional Class                       1.78%           2.14%
     Service Class                             1.58%           1.78%
     Investor A Class (Load Adjusted)         (2.48)%         (1.72)%
     Investor A Class (NAV)                    1.60%           1.97%
     Investor B Class (Load Adjusted)         (3.67)%         (2.32)%
     Investor B Class (NAV)                    0.81%           1.26%
     Investor C Class (Load Adjusted)         (0.22)%          1.24%
     Investor C Class (NAV)                    0.78%           1.24%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio on 8/18/04.
See "Note on Performance Information" on page 28 for further information on how performance data was calculated, including important information on the line graph+ above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

10

                       Intermediate Plus Bond Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                      85.2%
AA                                        7.3
A                                         2.0
BBB                                       3.4
less than BBB                             2.1
                                        -----
     Total                              100.0%
                                        =====

Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs                    26.7%
U.S. Government & Agency Obligations      24.1
Corporate Bonds                           18.8
Commercial Mortgage Backed Securities     10.4
Asset Backed Securities                    8.4
Collateralized Mortgage Obligations        8.1
Foreign Bonds                              2.1
Taxable Municipal Bonds                    0.9
Multiple Class Mortgage Pass-Throughs      0.4
Preferred Stocks                           0.1
                                         -----
     Total                               100.0%
                                         =====

Portfolio Statistics
Average maturity (years)                  5.03
Effective Duration/2/                     2.92
----------
1    Using the higher of Standard & Poor's ("S&P's") or Moody's Investors
     Service ("Moody's") rating.

2    Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and
(2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the
Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Actual Expenses
                        ------------------------------------------------------------------------------
                        BlackRock    Institutional     Service     Investor     Investor     Investor
                          Class          Class          Class       A Class      B Class      C Class
                        ----------   -------------   ----------   ----------   ----------   ----------
Beginning Account
 Value (4/01/05)        $ 1,000.00   $    1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00
Ending Account Value
 (9/30/05)                1,018.50        1,018.00     1,017.00     1,017.20     1,013.20     1,013.00
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)          2.02            2.78         4.05         4.05         7.82         7.82

                                                      Hypothetical Expenses
                                                   (5% return before expenses)
                        ------------------------------------------------------------------------------
                        BlackRock    Institutional     Service     Investor     Investor     Investor
                          Class           Class          Class      A Class      B Class      C Class
                        ----------   -------------   ----------   ----------   ----------   ----------
Beginning Account
 Value (4/01/05)        $ 1,000.00   $    1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00
Ending Account Value
 (9/30/05)                1,022.97        1,022.21     1,020.94     1,020.94     1,017.13     1,017.13
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)          2.03            2.79         4.06         4.06         7.87         7.87

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.40%, 0.55%, 0.80%, 0.80%, 1.55%, and 1.55% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the period the fund was open during the one-half year period).

                                                                              11

                       Core Bond Total Return Portfolio

Total Net Assets (9/30/05): $2.7 billion

Performance Benchmark:

     Lehman Brothers U.S. Aggregate Index

Investment Approach:

     Seeks to realize a total return that exceeds that of the Lehman Brothers
U.S. Aggregate Index by normally investing at least 80% of its assets in bonds that allow it to maintain an average portfolio duration that is within +/- 20%
of the duration of the benchmark. The Portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities ("CMBS" and "MBS"), collateralized mortgage obligations ("CMOs"), asset-backed securities ("ABS")
and corporate bonds. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States.
The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

     .    The BlackRock and Institutional share classes outperformed the benchmark for the annual period. The Investor A, B, C and Service share classes underperformed the benchmark for the annual period.

     .    During the first half of the annual period, yields largely increased as the Federal Reserve ("Fed") continued to pursue its policy of interest rate
"normalization". The Fed Funds target rate began the fiscal year at 1.75%. For the next twelve months, the Fed emphasized sustainable economic growth, contained inflation, and accommodative monetary conditions. In the beginning of the second half of the annual period, longer maturity yields largely declined due to the perceived softening of the global economy driven primarily by the dramatic upswing in oil prices. However, by the end of September, the evidence of economic vitality was compelling enough to survive not only surging energy costs but two highly destructive hurricanes. Longer maturity yields increased as the Fed began to signal that its greater concern was increasing inflation.
During the annual period, the Federal Open Market Committee voted a 0.25%
tightening at each of its eight meetings lifting the Fed Funds target rate to
3.75%. In contrast, longer interest rates, as measured by the 10-year Treasury, increased by a modest 0.21%, ending the period at 4.33%.

     .    The major domestic spread sectors - agencies, corporate securities,
ABS, CMBS and MBS - all posted positive excess returns over duration-weighted
Treasuries during the annual period. Investment grade corporate securities lagged behind the other domestic spread sectors. Corporate bond performance was driven by both solid credit fundamentals and strong investor demand in the beginning of the period. However, with the downgrading of both General Motors and Ford, two of the largest corporate bond issuers in the world, to below investment grade, investors became noticeably more cautious. In spite of higher short-term interest rates and flattening of the yield curve, which has dramatically reduced the carry advantage of MBS, the sector was able to post a positive excess return over Treasuries. Valuations of ABS remained stable, and spreads remained near historically tight levels despite robust supply. The net supply of agencies continued to be negative as government sponsored enterprises were unable to grow given unresolved accounting issues and intense political scrutiny. This lack of supply has kept spreads tight. CMBS, the best performing domestic spread sector during the annual period, has enjoyed strong demand due to the sector's attractive relative value characteristics.

     .  During the annual period, the Portfolio's short duration position relative to its benchmark benefited performance as interest rates increased. The
Portfolio also benefited from its yield curve positioning during the annual period. The Portfolio's overweight to CMBS aided performance as the sector returned 0.79% over duration-adjusted Treasuries. The portfolio management team believes the sector is attractively valued relative to agencies and MBS. The
Portfolio also benefited from the overweight to ABS, as the sector returned
0.75% over duration-adjusted Treasuries. The Portfolio maintained its focus on non-prepayment sensitive issues within this sector. The Portfolio's underweight to MBS detracted from performance, as the sector returned 0.74% over duration-adjusted Treasuries. Within the sector, the Portfolio favored 15-year over 30-year pass-throughs. Additionally, the Portfolio maintained allocations to CMOs and adjustable rate mortgages. The Portfolio continued to be underweight corporate securities on a duration-weight basis, with a bias towards financials and higher quality credits. Lastly, an underweight to agencies relative to its benchmark detracted from performance.

                   COMPARISON OF CHANGE IN VALUE OF A $10,000
             INVESTMENT IN THE CORE BOND TOTAL RETURN PORTFOLIO AND
        THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                                                      Lehman Brothers
                       Institutional   Investor A   U.S. Aggregate Index
                       -------------   ----------   --------------------

          09/30/1995      $ 10,000       $ 9,602         $ 10,000
          12/31/1995        10,441        10,025           10,426
          03/31/1996        10,194         9,778           10,240
          06/30/1996        10,255         9,824           10,298
          09/30/1996        10,460        10,009           10,488
          12/31/1996        10,818        10,339           10,803
          03/31/1997        10,788        10,298           10,743
          06/30/1997        11,148        10,630           11,139
          09/30/1997        11,509        10,962           11,510
          12/31/1997        11,794        11,219           11,849
          03/31/1998        11,985        11,388           12,032
          06/30/1998        12,268        11,644           12,313
          09/30/1998        12,726        12,062           12,833
          12/31/1998        12,756        12,077           12,877
          03/31/1999        12,739        12,046           12,811
          06/30/1999        12,614        11,914           12,698
          09/30/1999        12,705        11,986           12,785
          12/31/1999        12,677        11,946           12,770
          03/31/2000        12,995        12,231           13,051
          06/30/2000        13,219        12,414           13,279
          09/30/2000        13,631        12,800           13,679
          12/31/2000        14,228        13,345           14,254
          03/31/2001        14,652        13,741           14,687
          06/30/2001        14,670        13,741           14,769
          09/30/2001        15,409        14,416           15,450
          12/31/2001        15,394        14,386           15,458
          03/31/2002        15,400        14,374           15,472
          06/30/2002        15,960        14,879           16,044
          09/30/2002        16,543        15,389           16,779
          12/31/2002        16,884        15,708           17,043
          03/31/2003        17,150        15,925           17,280
          06/30/2003        17,605        16,334           17,712
          09/30/2003        17,567        16,300           17,687
          12/31/2003        17,611        16,310           17,742
          03/31/2004        18,014        16,668           18,214
          06/30/2004        17,678        16,344           17,769
          09/30/2004        18,213        16,843           18,337
          12/31/2004        18,409        16,996           18,512
          03/31/2005        18,367        16,964           18,423
          06/30/2005        18,805        17,356           18,977
          09/30/2005        18,725        17,271           18,849

                      For Period Ending September 30, 2005

                           Average Annual Total Return

                                    1 Year      3 Year     5 Year     10 Year
                                   --------    --------   --------   ---------
BlackRock Class                        2.96%       4.36%      6.75%       6.63%
Institutional Class                    2.81%       4.22%      6.56%       6.47%
Service Class                          2.54%       3.95%      6.25%       6.17%
Investor A Class (Load Adjusted)      (1.60)%      2.51%      5.31%       5.62%
Investor A Class (NAV)                 2.54%       3.92%      6.17%       6.05%
Investor B Class (Load Adjusted)      (2.77)%      2.04%      5.04%       5.28%
Investor B Class (NAV)                 1.67%       3.11%      5.36%       5.28%
Investor C Class (Load Adjusted)       0.79%       3.11%      5.38%       5.29%
Investor C Class (NAV)                 1.77%       3.11%      5.38%       5.29%

The Performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's Share classes were as follows: Institutional Shares, 12/9/92; Service Shares, 1/12/96;
Investor A Shares, 1/31/96; Investor B Shares, 3/18/96; Investor C Shares,
2/28/97; and BlackRock Shares, 5/1/97. See "Note on Performance Information" on
page 28 for further information on how performance data was calculated, including important information on the line graph+ above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

12

                       Core Bond Total Return Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/

AAA                                       82.8%
AA                                         9.6
A                                          3.3
BBB                                        4.0
less than BBB                              0.3
                                         -----
  Total                                  100.0%
                                         =====

Sector Allocation (% of long-term investments)
U.S. Government & Agency Obligations      24.7%
Mortgage Pass-Throughs                    24.1
Corporate Bonds                           21.2
Asset Backed Securities                    9.7
Commercial Mortgage Backed Securities      9.2
Collateralized Mortgage Obligations        8.9
Foreign Bonds                              1.6
Taxable Municipal Bonds                    0.4
Certificate of Deposit                     0.2
                                         ----
     Total                               100.0%
                                        ======

Portfolio Statistics
Average maturity (years)                 6.86
Effective Duration/2/                    3.76
----------
1    Using the higher of Standard & Poor's ("S&P's") or Moody's Investors
     Service ("Moody's") rating.

2    Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and
(2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the
Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                          Actual Expenses
                        ------------------------------------------------------------------------------
                        BlackRock    Institutional    Service      Investor     Investor     Investor
                          Class          Class         Class        A Class      B Class      C Class
                        ----------   -------------   ----------   ----------   ----------   ----------
Beginning Account
 Value (4/01/05)        $ 1,000.00   $    1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00
Ending Account Value
 (9/30/05)                1,020.20        1,019.50     1,018.20     1,018.10     1,014.30     1,014.30
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)          2.03            2.78         4.10         4.10         7.88         7.88

                                                       Hypothetical Expenses
                                                    (5% return before expenses)
                        ------------------------------------------------------------------------------
                        BlackRock    Institutional     Service     Investor     Investor     Investor
                          Class          Class          Class       A Class      B Class      C Class
                        ----------   -------------   ----------   ----------   ----------   ----------
Beginning Account
 Value (4/01/05)        $ 1,000.00   $    1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00
Ending Account Value
 (9/30/05)                1,022.97        1,022.21     1,020.89     1,020.89     1,017.08     1,017.08
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)          2.03            2.79         4.11         4.11         7.92         7.92

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.40%, 0.55%, 0.81%, 0.81%, 1.56%, and 1.56% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

                                                                              13

                        Core Plus Total Return Portfolio

Total Net Assets (9/30/05):  $326.3 million

Performance Benchmark:

     Lehman Brothers U.S. Aggregate Index

Investment Approach:

     Seeks to realize a total return that exceeds that of the Lehman Brothers
U.S. Aggregate Index by normally investing at least 80% of its assets in bonds that allow it to maintain an average portfolio duration that is within +/- 20%
of the duration of the benchmark. The portfolio management team invests primarily in dollar-denominated investment grade bonds but may invest up to 20%
of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers.
The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities ("CMBS" and "MBS"), collateralized mortgage obligations ("CMOs"), asset-backed securities ("ABS") and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

     .    The BlackRock and Institutional share classes outperformed the benchmark for the annual period. The Investor A share class performed in line with the benchmark for the annual period. The Service, Investor B and C share classes underperformed the benchmark for the annual period.

     .    During the first half of the annual period, yields largely increased as the Federal Reserve ("Fed") continued to pursue its policy of interest rate
"normalization". The Fed Funds target rate began the fiscal year at 1.75%. For the next twelve months, the Fed emphasized sustainable economic growth, contained inflation, and accommodative monetary conditions. In the beginning of the second half of the annual period, longer maturity yields largely declined due to the perceived softening of the global economy driven primarily by the dramatic upswing in oil prices. However, by the end of September, the evidence of economic vitality was compelling enough to survive not only surging energy costs but two highly destructive hurricanes. Longer maturity yields increased as the Fed began to signal that its greater concern was increasing inflation.
During the annual period, the Federal Open Market Committee voted a 0.25%
tightening at each of its eight meetings lifting the Fed Funds target rate to
3.75%. In contrast, longer interest rates, as measured by the 10-year Treasury, increased by a modest 0.21%, ending the period at 4.33%.

     .    The major domestic spread sectors - agencies, corporate securities,
ABS, CMBS and MBS - all posted positive excess returns over duration-weighted
Treasuries during the annual period. Investment grade corporate securities lagged behind the other domestic spread sectors. Corporate bond performance was driven by both solid credit fundamentals and strong investor demand in the beginning of the period. However, with the downgrading of both General Motors and Ford, two of the largest corporate bond issuers in the world, to below investment grade, investors became noticeably more cautious. In spite of higher short-term interest rates and flattening of the yield curve, which has dramatically reduced the carry advantage of MBS, the sector was able to post a positive excess return over Treasuries. Valuations of ABS remained stable, and spreads remained near historically tight levels despite robust supply. The net supply of agencies continued to be negative as government sponsored enterprises were unable to grow given unresolved accounting issues and intense political scrutiny. This lack of supply has kept spreads tight. CMBS, the best performing domestic spread sector during the annual period, has enjoyed strong demand due to the sector's attractive relative value characteristics.

     .    During the annual period, the Portfolio's short duration position relative to its benchmark benefited performance as interest rates increased. The
Portfolio also benefited from its yield curve positioning during the annual period. The Portfolio's overweight to ABS was also beneficial as the sector returned 0.75% over duration-adjusted Treasuries. The Portfolio maintained its focus on non-prepayment sensitive issues within this sector. Also, the
Portfolio's overweight to CMBS contributed to performance as the sector returned
0.79%. On the contrary, the Portfolio's underweight to MBS detracted from performance as the sector returned 0.74% over duration-adjusted Treasuries for the annual period. Within the sector, the Portfolio favored 15-year over 30-year pass-throughs. Additionally, the Portfolio maintained allocations to CMOs and adjustable rate mortgages. The Portfolio's underweight to agencies relative to its benchmark detracted from performance as the sector returned 0.76%.
Furthermore, the Portfolio continued to be underweight corporate securities on a duration-weight basis, with a bias towards financials and higher quality credits. Lastly, the Portfolio's allocations to high yield, with a focus on higher quality issues, and emerging market were beneficial to performance as the sectors returned 4.88% and 12.62%, respectively, over duration-adjusted
Treasuries. The Portfolio's non-dollar allocation represented approximately
1.80% of the Portfolio, with allocations to Germany and New Zealand Dollar securities, at the end of the annual period.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE CORE PLUS TOTAL
  RETURN PORTFOLIO AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FROM INCEPTION.

                                  [LINE CHART]
                 Institutional          Investor A     Lehman Brothers U.S. Aggregate Index
                 -------------          ----------     ------------------------------------
12/07/2001          $ 10,000             $  9,597                    $ 10,000
12/31/2001            10,098                9,691                      10,086
03/31/2002            10,061                9,648                      10,095
06/30/2002            10,358                9,921                      10,468
09/30/2002            10,721               10,257                      10,948
12/31/2002            10,992               10,507                      11,120
03/31/2003            11,143               10,642                      11,275
06/30/2003            11,489               10,963                      11,557
09/30/2003            11,455               10,921                      11,540
12/31/2003            11,492               10,957                      11,576
03/31/2004            11,705               11,172                      11,884
06/30/2004            11,434               10,937                      11,594
09/30/2004            11,788               11,276                      11,964
12/31/2004            11,926               11,400                      12,079
03/31/2005            11,892               11,359                      12,021
06/30/2005            12,197               11,642                      12,382
09/30/2005            12,151               11,590                      12,299

                      For period ending September 30, 2005

                           Average Annual Total Return

                                       1 Year     3 Year     From Inception
                                      --------   --------    --------------
BlackRock Class                        3.21%      4.61%          5.56%
Institutional Class                    3.08%      4.26%          5.24%
Service Class                          2.77%      4.35%          5.31%
Investor A Class (Load Adjusted)      (1.31)%     2.75%          3.94%
Investor A Class (NAV)                 2.79%      4.16%          5.07%
Investor B Class (Load Adjusted)      (2.45)%     2.25%          3.62%
Investor B Class (NAV)                 2.02%      3.35%          4.32%
Investor C Class (Load Adjusted)       0.93%      3.32%          4.30%
Investor C Class (NAV)                 1.93%      3.32%          4.30%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio on 12/7/01.
See "Note on Performance Information" on page 28 for further information on how performance data was calculated, including important information on the line graph+ above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

14

                       Core PLUS Total Return Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                     81.9%
AA                                       8.3
A                                        3.5
BBB                                      4.5
less than BBB                            1.8
                                       -----
  Total                                100.0%
                                       =====

Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs                  26.4%
U.S. Government & Agency Obligations    21.0
Corporate Bonds                         20.9
Collateralized Mortgage Obligations     10.7
Commercial Mortgage Backed Securities    9.6
Asset Backed Securities                  9.0
Foreign Bonds                            1.8
Taxable Municipal Bonds                  0.4
Preferred Stocks                         0.1
Certificate of Deposit                   0.1
                                       -----
  Total                                100.0%
                                       =====

Portfolio Statistics
Average maturity (years)                6.97
Effective Duration/2/                   3.77
----------
1    Using the higher of Standard & Poor's ("S&P's") or Moody's Investors
     Service ("Moody's") rating.

2    Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and
(2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the
Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Actual Expenses
                       ---------------------------------------------------------------------------------------------
                         BlackRock     Institutional      Service         Investor        Investor        Investor
                           Class           Class           Class          A Class         B Class         C Class
                       -------------   -------------   -------------   -------------   -------------   -------------
Beginning Account
  Value (4/01/05)      $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00
Ending Account Value
  (9/30/05)                 1,022.40        1,021.83        1,020.20        1,020.30        1,015.50        1,015.60
Expenses Incurred
  During Period
  (4/01/05 - 9/30/05)           2.03            2.79            4.05            4.10            7.88            7.93

                                                            Hypothetical Expenses
                                                         (5% return before expenses)
                       ---------------------------------------------------------------------------------------------
                         BlackRock     Institutional      Service         Investor        Investor        Investor
                           Class           Class           Class          A Class         B Class         C Class
                       -------------   -------------   -------------   -------------   -------------   -------------
Beginning Account
  Value (4/01/05)      $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00
Ending Account Value
  (9/30/05)                 1,022.97        1,022.21        1,020.94        1,020.89        1,017.08        1,017.03
Expenses Incurred
  During Period
  (4/01/05 - 9/30/05)           2.03            2.79            4.06            4.11            7.92            7.97

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.40%, 0.55%, 0.80%, 0.81%, 1.56%, and 1.57% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

                                                                              15

                          Government Income Portfolio

Total Net Assets (9/30/05): $543.8 million

Performance Benchmark:

     Lehman Brothers Mortgage/Merrill Lynch 10-Year Treasury Index

Investment Approach:

     Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. Securities purchased for the Portfolio are rated in the highest rating category (AAA or
Aaa) at the time of purchase by at least one major rating agency or are determined by the management team to be of similar quality. The portfolio management team selects bonds from several categories including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities
("CMBS" and "MBS"), collateralized mortgage obligations ("CMOs"), asset-backed securities ("ABS") and corporate bonds. Securities are purchased for the
Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

     .    All share classes underperformed the benchmark for the annual period.

     .    During the first half of the annual period, yields largely increased as the Federal Reserve ("Fed") continued to pursue its policy of interest rate
"normalization". The Fed Funds target rate began the fiscal year at 1.75%. For the next twelve months, the Fed emphasized sustainable economic growth, contained inflation, and accommodative monetary conditions. In the beginning of the second half of the annual period, longer maturity yields largely declined due to the perceived softening of the global economy driven primarily by the dramatic upswing in oil prices. However, by the end of September, the evidence of economic vitality was compelling enough to survive not only surging energy costs but two highly destructive hurricanes. Longer maturity yields increased as the Fed began to signal that its greater concern was increasing inflation.
During the annual period, the Federal Open Market Committee voted a 0.25%
tightening at each of its eight meetings lifting the Fed Funds target rate to
3.75%. In contrast, longer interest rates, as measured by the 10-year Treasury, increased by a modest 0.21%, ending the period at 4.33%.

     .    The major domestic spread sectors - agencies, corporate securities,
ABS, CMBS and MBS - all posted positive excess returns over duration-weighted
Treasuries during the annual period. While MBS have returned 0.74% over duration-adjusted Treasuries, higher short-term rates and flattening of the yield curve has dramatically reduced the carry advantage of MBS. Domestic banks, who have been the primary sponsor of MBS, have reduced their MBS holdings.
Additionally, with the portfolio growth of the government sponsored enterprises falling, the MBS market has become much more reliant on overseas demand.

     .    During the annual period, the Portfolio's short duration position relative to its benchmark benefited performance as interest rates increased. The
Portfolio also benefited from its overweight to 15-year maturity bonds as
15-year issues outperformed 30-year issues. The Portfolio continues to have a bias toward 15-year maturity bonds relative to 30-year maturity bonds as 15-year issues tend to exhibit a better convexity and more stable duration profile. In terms of sector allocation, the Portfolio largely had an underweight to MBS during the annual period, which was a detractor from performance. The
Portfolio's non-benchmark allocation to CMBS was also beneficial to performance as the sector returned 0.79% over duration-adjusted Treasuries. At the end of the annual period, the Portfolio was underweight Treasuries and overweight mortgages relative to the benchmark. The Portfolio continues to maintain a small allocation to non-benchmark holdings such as adjustable rate mortgages, CMBS, agencies and CMOs.

 COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GOVERNMENT INCOME
            PORTFOLIO AND THE LEHMAN BROTHERS MORTGAGE/MERRILL LYNCH
                 10-YEAR TREASURY INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]
                    Investor A     Lehman Brothers Mortgage/Merrill Lynch 10 year Treasury In
                    ----------     ----------------------------------------------------------
09/30/1995          $   9,553                             $   10,000
12/31/1995              9,941                                 10,453
03/31/1996              9,743                                 10,210
06/30/1996              9,769                                 10,210
09/30/1996              9,976                                 10,400
12/31/1996             10,280                                 10,734
03/31/1997             10,257                                 10,623
06/30/1997             10,658                                 11,075
09/30/1997             11,022                                 11,467
12/31/1997             11,362                                 11,844
03/31/1998             11,543                                 12,022
06/30/1998             11,830                                 12,292
09/30/1998             12,249                                 13,020
12/31/1998             12,270                                 13,013
03/31/1999             12,167                                 12,867
06/30/1999             11,990                                 12,628
09/30/1999             12,077                                 12,711
12/31/1999             11,993                                 12,583
03/31/2000             12,252                                 12,923
06/30/2000             12,520                                 13,165
09/30/2000             12,969                                 13,511
12/31/2000             13,605                                 14,220
03/31/2001             13,992                                 14,546
06/30/2001             13,960                                 14,459
09/30/2001             14,932                                 15,277
12/31/2001             14,848                                 15,109
03/31/2002             14,838                                 15,033
06/30/2002             15,665                                 15,735
09/30/2002             16,660                                 16,817
12/31/2002             16,859                                 16,879
03/31/2003             17,031                                 17,055
06/30/2003             17,461                                 17,410
09/30/2003             17,382                                 17,303
12/31/2003             17,372                                 17,264
03/31/2004             17,924                                 17,829
06/30/2004             17,303                                 17,295
09/30/2004             17,963                                 17,956
12/31/2004             18,052                                 18,091
03/31/2005             17,947                                 17,969
06/30/2005             18,516                                 18,654
09/30/2005             18,324                                 18,432

                      For period ending September 30, 2005

                                 Average Annual Total Return

                                    1 Year      3 Year      5 Year     10 Year
                                   --------    --------    --------    -------
BlackRock Class                       2.43%       3.70%      7.45%      6.88%
Service Class                         1.92%       3.20%      7.14%      6.72%
Investor A Class (Load Adjusted)     (2.61)%      1.65%      6.18%      6.24%
Investor A Class (NAV)                2.01%       3.22%      7.16%      6.73%
Investor B Class (Load Adjusted)     (3.14)%      1.38%      6.05%      5.94%
Investor B Class (NAV)                1.25%       2.45%      6.36%      5.94%
Investor C Class (Load Adjusted)      0.28%       2.46%      6.35%      5.92%
Investor C Class (NAV)                1.25%       2.46%      6.35%      5.92%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Investor A Shares, 10/3/94; Investor B Shares,
10/3/94; Investor C Shares, 2/28/97; BlackRock Shares, 2/10/03; and service shares, 10/27/04. See "Note on Performance Information" on page 28 for further information on how performance data was calculated. The performance shown in the line graph is that of Investor A Shares of the Portfolio. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of investor A Shares because Investor B and Investor
C Shares have higher expenses than investor A Shares. Purchases of Investor A
Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

16

                           Government Income Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                     99.7%
AA                                       0.3
                                      ------
  Total                                100.0%
                                      ======

Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs                  66.2%
U.S. Government & Agency Obligations    32.9
Collateralized Mortgage Obligations      0.4
Asset Backed Securities                  0.3
Commercial Mortgage Backed Securities    0.2
                                      ------
  Total                                100.0%
                                      ======
Portfolio Statistics
Average maturity (years)                6.68
Effective Duration/2/                   4.61
----------
1    Using the higher of Standard & Poor's ("S&P's") or Moody's Investors
     Service ("Moody's") rating.

2    Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and
(2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the
Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     Actual Expenses
                            -------------------------------------------------------------------
                             BlackRock      Service       Investor     Investor      Investor
                               Class         Class        A Class       B Class       C Class
                            -----------   -----------   -----------   -----------   -----------
Beginning Account
  Value (4/01/05)           $  1,000.00   $  1,000.00   $  1,000.00   $  1,000.00   $  1,000.00
Ending Account Value
  (9/30/05)                    1,023.10      1,021.10      1,021.10      1,017.20      1,017.30
Expenses Incurred
  During Period
  (4/01/05 - 9/30/05)              2.28          4.36          4.36          8.14          8.09

                                                   Hypothetical Expenses
                                                (5% return before expenses)
                            -------------------------------------------------------------------
                             BlackRock      Service       Investor     Investor      Investor
                               Class         Class        A Class       B Class       C Class
                            -----------   -----------   -----------   -----------   -----------
Beginning Account
  Value (4/01/05)           $  1,000.00   $  1,000.00   $  1,000.00   $  1,000.00   $  1,000.00
Ending Account Value
  (9/30/05)                    1,022.72      1,020.63      1,020.63      1,016.83      1,016.88
Expenses Incurred
  During Period
  (4/01/05 - 9/30/05)              2.28          4.37          4.37          8.17          8.12

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, 0.86%, 0.86%, 1.61%, and 1.60% for the BlackRock, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              17

                      Inflation Protected Bond Portfolio

Total Net Assets (9/30/05): $38.6 million

Performance Benchmark:

     Lehman Global Real: U.S. TIPS Index

Investment Approach:

     Seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio normally invests at least 80%
of its assets in inflation-indexed bonds of varying maturities issued by the
U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and
non-U.S. corporations. The Portfolio maintains an average portfolio duration that is within +/- 20% of the Lehman Global Real: U.S. TIPS Index. The Portfolio
may invest up to 20% of its assets in non investment grade bonds or securities of emerging market issuers. The Portfolio may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The management team may also purchase U.S. Treasury and agency securities, commercial and residential mortgage backed securities, collateralized mortgage obligations ("CMOs"), asset-backed securities and corporate bonds. Securities are purchased for the Portfolio when the management team believes that they have the potential for above-average real return.

Recent Portfolio Management Activity:

     .    The BlackRock, Institutional, Service and Investor A share classes outperformed the benchmark for the annual period. The Investor B and C share classes underperformed the benchmark for the annual period.

     .    During the first half of the annual period, yields largely increased as the Federal Reserve ("Fed") continued to pursue its policy of interest rate
"normalization". The Fed Funds target rate began the fiscal year at 1.75%. For the next twelve months, the Fed emphasized sustainable economic growth, contained inflation, and accommodative monetary conditions. In the beginning of the second half of the annual period, longer maturity yields largely declined due to the perceived softening of the global economy driven primarily by the dramatic upswing in oil prices. However, by the end of September, the evidence of economic vitality was compelling enough to survive not only surging energy costs but two highly destructive hurricanes. Longer maturity yields increased as the Fed began to signal that its greater concern was increasing inflation.
During the annual period, the Federal Open Market Committee voted a 0.25%
tightening at each of its eight meetings lifting the Fed Funds target rate to
3.75%. In contrast, longer interest rates, as measured by the 10-year Treasury, increased by a modest 0.21%, ending the period at 4.33%.

     .    Treasury Inflation Protected Securities ("TIPS") outperformed nominal
Treasuries during the annual period. During the first half of the annual period,
TIPS found support from dollar weakness and rising commodity prices. However, in the second quarter of 2005, TIPS struggled due to a combination of lower commodity prices, a stronger dollar and a decline in the core Consumer Price
Index. TIPS rebounded in the third quarter of 2005 due to higher energy and commodity prices, driven in large part by damage done during Hurricanes Katrina and Rita. Ten-year breakevens (measure of inflation expectations equal to the difference between yields on inflation-linked bonds and equivalent maturity nominal Treasuries) rallied from 2.28% to 2.55% during the third quarter of
2005, as investors raised their future inflation expectation due to higher energy prices.

     .    During the annual period, the Portfolio's short duration relative to its benchmark benefited performance as interest rates rose during the quarter.
In terms of the Portfolio's non-benchmark allocations, the Portfolio reduced its exposure to commercial mortgage-backed securities (through the use of a total return swap) during the annual period. The Portfolio maintained its allocation to adjustable rate mortgages which continues to give the Portfolio exposure to an attractively priced, high quality spread product in the front end of the yield curve. The Portfolio's non-US position, which includes holdings in Canada,
Sweden, Germany and the U.K., was beneficial to performance. Lastly, the
Portfolio established a position in emerging market debt through Argentine inflation-linked bonds as real yields appeared attractive.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INFLATION PROTECTED
   BOND PORTFOLIO AND THE LEHMAN GLOBAL REAL: U.S. TIPS INDEX FROM INCEPTION.

                                  [LINE CHART]

               Institutional   Investor A   Lehman Global Real: U.S. TIPS Index
               -------------   ----------   -----------------------------------
06/28/2004        $ 10,000      $  9,699                $  10,000
06/30/2004          10,110         9,806                   10,118
09/30/2004          10,540        10,195                   10,506
12/31/2004          10,808        10,438                   10,771
03/31/2005          10,796        10,427                   10,735
06/30/2005          11,098        10,703                   11,062
09/30/2005          11,151        10,758                   11,065

                      For period ending September 30, 2005

                           Average Annual Total Return

                                             1 Year        From Inception
                                             ------        --------------
     BlackRock Class                          5.91%            8.85%
     Institutional Class                      5.80%            9.05%
     Service Class                            5.52%            7.59%
     Investor A Class (Load Adjusted)         2.40%            5.98%
     Investor A Class (NAV)                   5.52%            8.58%
     Investor B Class (Load Adjusted)         0.14%            4.79%
     Investor B Class (NAV)                   4.62%            7.93%
     Investor C Class (Load Adjusted)         3.70%            8.24%
     Investor C Class (NAV)                   4.70%            8.24%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio on
6/28/04. See "Note on Performance Information" on page 28 for further information on how performance data was calculated, including important information on the line graph+ above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as the periods indicated, the Portfolio is actively managed and its composition will vary.

18

                      Inflation Protected Bond Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                              99.5%
BBB                                               0.2
less than BBB                                     0.3
                                                -----
  Total                                         100.0%
                                                =====

Sector Allocation (% of long-term investments)
U.S. Government & Agency Obligations             91.2%
Foreign Bonds                                     4.5
Mortgage Pass-Throughs                            4.1
Corporate Bonds                                   0.2
                                                -----
  Total                                         100.0%
                                                =====

Portfolio Statistics
Average maturity (years)                        10.87
Effective Duration/2/                            7.53
----------
1    Using the higher of Standard & Poor's ("S&P's") or Moody's Investors
     Service ("Moody's") rating.

2    Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and
(2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the
Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 Actual Expenses
                            ---------------------------------------------------------------------------------------------
                              BlackRock     Institutional      Service        Investor        Investor        Investor
                                Class           Class           Class          A Class         B Class         C Class
                            -------------   -------------   -------------   -------------   -------------   -------------
Beginning Account
  Value (4/01/05)           $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00
Ending Account Value
  (9/30/05)                      1,034.10        1,032.90        1,032.00        1,031.70        1,027.70        1,027.60
Expenses Incurred
  During Period
  (4/01/05 - 9/30/05)                1.53            2.04            3.57            3.57            7.37            7.32

                                                                Hypothetical Expenses
                                                             (5% return before expenses)
                            ---------------------------------------------------------------------------------------------
                              BlackRock     Institutional      Service        Investor        Investor        Investor
                                Class           Class           Class         A Class          B Class         C Class
                            -------------   -------------   -------------   -------------   -------------   -------------
Beginning Account
  Value (4/01/05)           $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00
Ending Account Value
  (9/30/05)                      1,023.48        1,022.97        1,021.45        1,021.45        1,017.64        1,017.69
Expenses Incurred
  During Period
  (4/01/05 - 9/30/05)                1.52            2.03            3.55            3.55            7.36            7.31

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.30%, 0.40%, 0.70%, 0.70%, 1.45%, and 1.44% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the period the fund was open during the one-half year period).

                                                                              19

                                GNMA Portfolio

Total Net Assets (9/30/05): $202.4 million

Performance Benchmark:

     Lehman Brothers GNMA MBS Index

Investment Approach:

     Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in securities issued by the Government National Mortgage Association ("GNMA") as well as other U.S.
Government securities in the five to ten year maturity range. Securities purchased by the Portfolio are rated in the highest rating category (AAA or Aaa)
at the time of purchase by at least one major rating agency or are determined by the portfolio management team to be of similar quality. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

     .    All share classes underperformed the benchmark for the annual period.

     .    During the first half of the annual period, yields largely increased as the Federal Reserve ("Fed") continued to pursue its policy of interest rate
"normalization". The Fed Funds target rate began the fiscal year at 1.75%. For the next twelve months, the Fed emphasized sustainable economic growth, contained inflation, and accommodative monetary conditions. In the beginning of the second half of the annual period, longer maturity yields largely declined due to the perceived softening of the global economy driven primarily by the dramatic upswing in oil prices. However, by the end of September, the evidence of economic vitality was compelling enough to survive not only surging energy costs but two highly destructive hurricanes. Longer maturity yields increased as the Fed began to signal that its greater concern was increasing inflation.
During the annual period, the Federal Open Market Committee voted a 0.25%
tightening at each of its eight meetings lifting the Fed Funds target rate to
3.75%. In contrast, longer interest rates, as measured by the 10-year Treasury, increased by a modest 0.21%, ending the period at 4.33%.

     .    The major domestic spread sectors - agencies, corporate securities, asset-backed securities ("ABS"), commercial mortgage-backed securities ("CMBS")
and mortgage-backed securities ("MBS") - all posted positive excess returns over duration-weighted Treasuries during the annual period. While MBS have returned
0.74% over duration-adjusted Treasuries, higher short-term rates and flattening of the yield curve has dramatically reduced the carry advantage of MBS. Domestic banks, who have been the primary sponsor of MBS, have reduced their MBS holdings. Additionally, with the portfolio growth of the government sponsored enterprises falling, the MBS market has become much more reliant on overseas demand.

     .    During the annual period, the Portfolio's short duration position relative to its benchmark benefited performance as interest rates increased. The
Portfolio also benefited from its overweight to 15-year maturity bonds as
15-year issues outperformed 30-year issues. The Portfolio continues to have a bias toward 15-year maturity bonds over 30-year maturity bonds as 15-year issues tend to exhibit a better convexity and more stable duration profile. In terms of sector allocation, the Portfolio largely had an underweight to MBS during the annual period, which was a detractor from performance. The Portfolio's non-benchmark allocation to ABS was beneficial to performance as the sector returned 0.75% over duration-adjusted Treasuries. At the end of the annual period, the Portfolio maintained an underweight to MBS and held small non-benchmark positions in adjustable rate mortgages, CMBS, collateralized mortgage obligations and ABS.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GNMA PORTFOLIO AND
           THE LEHMAN BROTHERS GNMA MBS INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

              Institutional     Investor A     Lehman Brothers GNMA MBS Index
              -------------     ----------     ------------------------------
05/18/1998       $ 10,000         $ 9,597                 $ 10,000
06/30/1998         10,099           9,684                   10,077
09/30/1998         10,331           9,896                   10,334
12/31/1998         10,448           9,996                   10,426
03/31/1999         10,529          10,061                   10,531
06/30/1999         10,409           9,935                   10,486
09/30/1999         10,503          10,013                   10,581
12/31/1999         10,477           9,977                   10,627
03/31/2000         10,702          10,179                   10,834
06/30/2000         10,963          10,415                   11,064
09/30/2000         11,311          10,722                   11,396
12/31/2000         11,719          11,141                   11,808
03/31/2001         12,073          11,464                   12,126
06/30/2001         12,186          11,557                   12,283
09/30/2001         12,762          12,088                   12,755
12/31/2001         12,884          12,200                   12,778
03/31/2002         13,029          12,323                   12,915
06/30/2002         13,478          12,730                   13,334
09/30/2002         13,773          12,994                   13,695
12/31/2002         14,020          13,210                   13,889
03/31/2003         14,119          13,288                   14,005
06/30/2003         14,262          13,406                   14,081
09/30/2003         14,324          13,448                   14,141
12/31/2003         14,471          13,570                   14,285
03/31/2004         14,660          13,730                   14,511
06/30/2004         14,533          13,596                   14,380
09/30/2004         14,892          13,919                   14,728
12/31/2004         15,031          14,039                   14,907
03/31/2005         15,001          14,002                   14,915
06/30/2005         15,232          14,208                   15,220
09/30/2005         15,231          14,198                   15,227

                      For period ending September 30, 2005

                      Average Annual Total Return

                                     1 Year    3 Year    5 Year  From Inception
                                     ------    ------    ------  --------------
BlackRock Class                       2.44%     3.51%     6.19%       5.92%
Institutional Class                   2.28%     3.41%     6.13%       5.88%
Service Class                         2.02%     3.09%     5.81%       5.55%
Investor A Class (Load Adjusted)     (2.04)%    1.60%     4.92%       4.87%
Investor A Class (NAV)                2.01%     3.00%     5.78%       5.46%
Investor B Class (Load Adjusted)     (3.16)%    1.17%     4.59%       4.65%
Investor B Class (NAV)                1.25%     2.24%     4.92%       4.65%
Investor C Class (Load Adjusted)      0.27%     2.25%     4.93%       4.63%
Investor C Class (NAV)                1.26%     2.25%     4.93%       4.63%

The performance information above includes information relating to each class of the portfolio since the commencement of operations of the portfolio on
5/18/98. See "Note on Performance Information" on page 28 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

20

                                GNMA Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                                  99.2%
AA                                                    0.8
                                                   ------
  Total                                             100.0%
                                                   ======

Sector Allocation (% of long-term investments)
Mortgage Pass-Throughs                               96.2%
Collaterized Mortgage Obligations                     1.7
Asset Backed Securities                               0.9
U.S. Government & Agency Obligations                  0.6
Commercial Mortgage Backed Securities                 0.6
                                                   ------
  Total                                             100.0%
                                                   ======

Portfolio Statistics
Average maturity (years)                             5.76
Effective Duration/2/                                2.64
----------
1    Using the higher of Standard & Poor's ("S&P's") or Moody's Investors
     Service ("Moody's") rating.

2    Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and
(2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the
Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                  Actual Expenses
                            ---------------------------------------------------------------------------------------------
                              BlackRock     Institutional      Service         Investor        Investor        Investor
                                Class           Class           Class          A Class         B Class         C Class
                            -------------   -------------   -------------   -------------   -------------   -------------
Beginning Account
  Value (4/01/05)           $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00
Ending Account Value
  (9/30/05)                      1,015.10        1,015.40        1,013.10        1,014.00        1,010.30        1,010.30
Expenses Incurred
  During Period
  (4/01/05 - 9/30/05)                2.27            3.03            4.34            4.29            8.11            8.11

                                                             Hypothetical Expenses
                                                          (5% return before expenses)
                            ---------------------------------------------------------------------------------------------
                              BlackRock     Institutional      Service         Investor        Investor        Investor
                                Class           Class           Class          A Class         B Class         C Class
                            -------------   -------------   -------------   -------------   -------------   -------------
Beginning Account
  Value (4/01/05)           $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00
Ending Account Value
  (9/30/05)                      1,022.72        1,021.95        1,020.63        1,020.69        1,016.83        1,016.83
Expenses Incurred
  During Period
  (4/01/05 - 9/30/05)                2.28            3.05            4.37            4.31            8.17            8.17

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, 0.60%, 0.86%, 0.85%, 1.61%, and 1.61% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

                                                                              21

                           Managed Income Portfolio

Total Net Assets (9/30/05):  $705.7 million

Performance Benchmark:

     Lehman Brothers U.S. Aggregate Index

Investment Approach:

     Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in investment grade bonds that allow it to maintain an average portfolio duration that is within +/- 20%
of the duration of the Lehman Brothers U.S. Aggregate Index. The Portfolio
normally invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. The
Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio's investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The portfolio management team selects bonds from several categories including: U.S.
Treasuries and agency securities, commercial and residential mortgage-backed securities ("CMBS" and "MBS"), collateralized mortgage obligations ("CMOs"), asset-backed securities ("ABS") and corporate bonds. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

     .    The Institutional share class outperformed the benchmark for the annual period. The Investor A, B, C and Service share classes underperformed the benchmark for the annual period.

     .    During the first half of the annual period, yields largely increased as the Federal Reserve ("Fed") continued to pursue its policy of interest rate
"normalization". The Fed Funds target rate began the fiscal year at 1.75%. For the next twelve months, the Fed emphasized sustainable economic growth, contained inflation, and accommodative monetary conditions. In the beginning of the second half of the annual period, longer maturity yields largely declined due to the perceived softening of the global economy driven primarily by the dramatic upswing in oil prices. However, by the end of September, the evidence of economic vitality was compelling enough to survive not only surging energy costs but two highly destructive hurricanes. Longer maturity yields increased as the Fed began to signal that its greater concern was increasing inflation.
During the annual period, the Federal Open Market Committee voted a 0.25%
tightening at each of its eight meetings lifting the Fed Funds target rate to
3.75%. In contrast, longer interest rates, as measured by the 10-year Treasury, increased by a modest 0.21%, ending the period at 4.33%.

     .    The major domestic spread sectors - agencies, corporate securities,
ABS, CMBS and MBS - all posted positive excess returns over duration-weighted
Treasuries during the annual period. Investment grade corporate securities lagged behind the other domestic spread sectors. Corporate bond performance was driven by both solid credit fundamentals and strong investor demand in the beginning of the period. However, with the downgrading of both General Motors and Ford, two of the largest corporate bond issuers in the world, to below investment grade, investors became noticeably more cautious. In spite of higher short-term interest rates and flattening of the yield curve, which has dramatically reduced the carry advantage of MBS, the sector was able to post a positive excess return over Treasuries. Valuations of ABS remained stable, and spreads remained near historically tight levels despite robust supply. The net supply of agencies continued to be negative as government sponsored enterprises were unable to grow given unresolved accounting issues and intense political scrutiny. This lack of supply has kept spreads tight. CMBS, the best performing domestic spread sector during the annual period, has enjoyed strong demand due to the sector's attractive relative value characteristics.

     .    During the annual period, the Portfolio's short duration position relative to its benchmark benefited performance as interest rates increased. The
Portfolio also benefited from its yield curve positioning during the annual period. The Portfolio's overweight to ABS also contributed to performance as the sector returned 0.75% over duration-adjusted Treasuries. The Portfolio maintained its focus on non-prepayment sensitive issues within this sector.
Lastly, the Portfolio's overweight to CMBS contributed to performance as the sector returned 0.79% for the annual period. On the contrary, the Portfolio's underweight to MBS detracted from performance as the sector returned 0.74% over duration-adjusted Treasuries. Within this sector, the Portfolio favored 15-year over 30-year pass-throughs. Additionally, the Portfolio maintained allocations to CMOs and adjustable rate mortgages. The Portfolio's underweight to agencies relative to its benchmark detracted from performance as the sector returned
0.76% for the annual period. Lastly, the Portfolio continued to be underweight corporate securities on a duration-weight basis, with a bias toward financials and higher quality credits.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MANAGED INCOME
 PORTFOLIO AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

               Institutional    Investor A  Lehman Brothers U.S. Aggregate Index
               -------------    ----------  ------------------------------------
09/30/1995        $ 10,000        $ 9,549                 $ 10,000
12/31/1995          10,424          9,943                   10,426
03/31/1996          10,216          9,732                   10,240
06/30/1996          10,258          9,761                   10,298
09/30/1996          10,433          9,915                   10,488
12/31/1996          10,782         10,236                   10,803
03/31/1997          10,751         10,194                   10,743
06/30/1997          11,138         10,548                   11,139
09/30/1997          11,502         10,881                   11,510
12/31/1997          11,802         11,152                   11,849
03/31/1998          11,975         11,302                   12,032
06/30/1998          12,289         11,585                   12,313
09/30/1998          12,566         11,832                   12,833
12/31/1998          12,663         11,909                   12,877
03/31/1999          12,670         11,902                   12,811
06/30/1999          12,540         11,766                   12,698
09/30/1999          12,637         11,843                   12,785
12/31/1999          12,585         11,781                   12,770
03/31/2000          12,855         12,019                   13,051
06/30/2000          13,077         12,225                   13,279
09/30/2000          13,502         12,595                   13,679
12/31/2000          14,086         13,137                   14,254
03/31/2001          14,524         13,530                   14,687
06/30/2001          14,570         13,556                   14,769
09/30/2001          15,310         14,215                   15,450
12/31/2001          15,307         14,196                   15,458
03/31/2002          15,287         14,160                   15,472
06/30/2002          15,839         14,654                   16,044
09/30/2002          16,354         15,113                   16,779
12/31/2002          16,765         15,475                   17,043
03/31/2003          17,021         15,693                   17,280
06/30/2003          17,511         16,126                   17,712
09/30/2003          17,499         16,095                   17,687
12/31/2003          17,534         16,108                   17,742
03/31/2004          17,925         16,449                   18,214
06/30/2004          17,577         16,110                   17,769
09/30/2004          18,112         16,583                   18,337
12/31/2004          18,285         16,740                   18,512
03/31/2005          18,244         16,671                   18,423
06/30/2005          18,688         17,060                   18,977
09/30/2005          18,630         16,990                   18,849

                      For period ending September 30, 2005

                           Average Annual Total Return

                                    1 Year     3 Year    5 Year    10 Year
                                    ------     ------    ------    -------
Institutional Class                  2.86%      4.44%     6.65%     6.42%
Service Class                        2.45%      4.09%     6.31%     6.10%
Investor A Class (Load Adjusted)    (2.15)%     2.41%     5.19%     5.44%
Investor A Class (NAV)               2.45%      3.98%     6.17%     5.93%
Investor B Class (Load Adjusted)    (2.73)%     2.15%     5.05%     5.28%
Investor B Class (NAV)               1.69%      3.21%     5.38%     5.28%
Investor C Class (Load Adjusted)     0.71%      3.21%     5.35%     5.26%
Investor C Class (NAV)               1.69%      3.21%     5.35%     5.26%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Institutional Shares, 11 /1/89; Investor A Shares, 2 /5
/92; Service Shares, 7/29/93; Investor B Shares, 7/15 /97; and Investor C
Shares, 11/22/99. See "Note on Performance Information" on page 28 for further information on how performance data was calculated, including important information on the line graph+ above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

22

                           Managed Income Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                                  84.2%
AA                                                    8.7
A                                                     3.9
BBB                                                   3.0
less than BBB                                         0.2
                                                   ------
  Total                                             100.0%
                                                   ======

Sector Allocation (% of long-term investments)
U.S. Government & Agency Obligations                 26.3%
Mortgage Pass-Throughs                               24.8
Corporate Bonds                                      20.5
Commercial Mortgage Backed Securities                10.5
Asset Backed Securities                               8.5
Collateralized Mortgage Obligations                   4.8
Project Loans                                         2.3
Taxable Municipal Bonds                               1.3
Foreign Bonds                                         0.8
Certificate of Deposit                                0.2
                                                   ------
   Total                                            100.0%
                                                   ======

Portfolio Statistics
Average maturity (years)                             7.01
Effective Duration/2/                                3.77
----------
1    Using the higher of Standard & Poor's ("S&P's") or Moody's Investors
     Service ("Moody's") rating.

2    Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) where applicable; and
(2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the
Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                          Actual Expenses
                            -----------------------------------------------------------------------------
                            Institutional      Service         Investor        Investor        Investor
                                Class           Class          A Class         B Class         C Class
                            -------------   -------------   -------------   -------------   -------------
Beginning Account
  Value (4/01/05)           $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00
Ending Account Value
  (9/30/05)                      1,021.20        1,018.60        1,019.10        1,015.30        1,014.40
Expenses Incurred
  During Period
  (4/01/05 - 9/30/05)                3.29            4.81            5.26            9.09            9.09

                                                       Hypothetical Expenses
                                                    (5% return before expenses)
                            -----------------------------------------------------------------------------
                            Institutional      Service         Investor        Investor        Investor
                                Class           Class          A Class         B Class         C Class
                            -------------   -------------   -------------   -------------   -------------
Beginning Account
  Value (4/01/05)           $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00   $    1,000.00
Ending Account Value
  (9/30/05)                      1,021.70        1,020.18        1,019.72        1,015.86        1,015.86
Expenses Incurred
  During Period
  (4/01/05 -
  9/30/05)                           3.30            4.82            5.28            9.14            9.14

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.65%, 0.95%, 1.04%, 1.80%, and 1.80% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              23

                         International Bond Portfolio

Total Net Assets (9/30/05): $820.5 million

Performance Benchmark:

     Citigroup Non-U.S.World Government Bond Index

Investment Approach:

     Seeks to realize a total return that exceeds that of the Citigroup
Non-U.S. World Government Bond Index by investing primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The Portfolio normally invests at least 80% of its assets in bonds and at least 65% of it assets in bonds of a diversified group on non-U.S. issuers from at least three developed countries. The
Portfolio may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return.

Recent Portfolio Management Activity:

     .    All share classes of the Portfolio underperformed the benchmark for the annual period.

     .    Non-U.S. bond markets outperformed during the first half of the annual period, mainly due to strong performance during the fourth quarter of 2004. The rebound in U.S. economic growth and the determination of the Federal Reserve to maintain their measured tightening process contrasted with more sluggish conditions in Europe and Japan. Disappointing economic releases dampened optimism for a significant European rebound as higher oil prices and the strong euro continued to hamper manufacturing, resulting in sluggish GDP growth in the entire Euro-zone. Japan also experienced disappointing economic news as fourth quarter GDP was released as a modest negative number, the third consecutive quarter of negative growth. In the Dollar Bloc, Canadian bonds outperformed U.S.
bonds as the Bank of Canada halted their tightening program given the strength of the Canadian dollar. In contrast, the Reserve Bank of Australia and the
Reserve Bank of New Zealand both raised official rates with a 25 basis point rise to 5.50% in Australia and a 50 basis point increase to 6.75% in New
Zealand.

     .    In the first half of the annual period, the Portfolio held a short duration stance in Japan and the Euro Bloc versus its benchmark. The Portfolio had a yield curve flattening bias in the Euro and Asia Blocs. The Portfolio maintained a short duration position in the U.S. with a yield curve flattening bias. From a country perspective, the Portfolio benefited from its overweight country allocations to New Zealand versus Australia; and Sweden and Denmark versus the Euro Bloc. The Portfolio additionally held overweights to Mexico and
Germany with an underweight to Japan. The Portfolio was underweight United
Kingdom ("U.K.") bonds versus euro bonds in the period. From a sector perspective, the Portfolio was overweight U.K. and Swedish swap spread products and held a position in Danish mortgages, all of which benefited performance.

     .    During the second half of the annual period, economic growth remained lackluster in Europe and market participants expressed doubt regarding the sustainability of the European economic expansion. In contrast, the Bank of
Canada resumed its tightening stance by raising rates 25 basis points to 2.75%
in September. Despite hawkish rhetoric, the Reserve Bank of New Zealand did not raise interest rates in the second half of the annual period. During the latter half of the period, several developments in Japan reinforced the notion of a sustainable economic recovery. The second quarter GDP release highlighted the continued recovery in domestic demand, labor force numbers showed strength and the Nikkei surged more than 20% during the third quarter of 2005.

     .    In the second half of the annual period, within the Dollar Bloc, the
Portfolio maintained a short duration stance in the U.S. While this detracted from performance during the second quarter of 2005, our short duration position aided performance during the third quarter of 2005. The Portfolio held an underweight country allocation to Australia versus an overweight position in New
Zealand. The Portfolio's yield curve flattening bias in Canada and a position in
Canadian dollar supranationals benefited performance in the second half of the annual period. In the Pan Europe Bloc, the Portfolio held underweight duration positions in the Euro Bloc and the U.K. While the short duration position in the
U.K. detracted from returns during the second quarter of 2005 when rates rallied across the curve, the Portfolio benefited from this position in the third quarter of 2005 as the majority of the yields across the curve increased. In addition, the Portfolio held overweight country allocations to Germany and
Poland. In the Asia Bloc, the Portfolio's underweight to Japan detracted from performance as rates rallied during the second quarter of 2005, while the underweight benefited performance in the third quarter of 2005 as rates increased. We maintained a yield curve flattening bias in Japan throughout the period.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
          INTERNATIONAL BOND PORTFOLIO AND THE CITIGROUP NON-U.S. WORLD
                  GOVERNMENT BOND INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

                                                        Citigroup Non-U.S.
                     Service       Investor A       World Government Bond Index
                    ---------      ----------     ------------------------------
09/30/1995          $ 10,000        $ 9,498                $ 10,000
12/31/1995            10,487          9,960                  10,207
03/31/1996            10,524          9,995                  10,035
06/30/1996            10,763         10,220                  10,075
09/30/1996            11,180         10,611                  10,403
12/31/1996            11,578         10,982                  10,624
03/31/1997            11,689         11,083                  10,010
06/30/1997            12,080         11,449                  10,292
09/30/1997            12,435         11,780                  10,314
12/31/1997            12,729         12,053                  10,171
03/31/1998            13,056         12,358                  10,213
06/30/1998            13,278         12,563                  10,383
09/30/1998            13,949         13,192                  11,381
12/31/1998            14,148         13,375                  11,980
03/31/1999            14,348         13,558                  11,401
06/30/1999            14,214         13,426                  10,889
09/30/1999            14,172         13,380                  11,555
12/31/1999            14,174         13,376                  11,373
03/31/2000            14,460         13,640                  11,241
06/30/2000            14,830         13,984                  11,152
09/30/2000            15,124         14,255                  10,647
12/31/2000            15,783         14,870                  11,074
03/31/2001            16,327         15,376                  10,530
06/30/2001            16,462         15,496                  10,323
09/30/2001            16,935         15,935                  11,123
12/31/2001            16,996         15,985                  10,682
03/31/2002            16,907         15,896                  10,482
06/30/2002            17,346         16,302                  11,947
09/30/2002            17,845         16,763                  12,286
12/31/2002            18,134         17,027                  13,030
03/31/2003            18,518         17,380                  13,516
06/30/2003            19,268         18,060                  14,085
09/30/2003            19,747         18,519                  14,473
12/31/2003            21,001         19,670                  15,443
03/31/2004            21,212         19,876                  15,686
06/30/2004            20,548         19,245                  15,155
09/30/2004            21,108         19,767                  15,652
12/31/2004            23,274         21,795                  17,317
03/31/2005            22,515         21,084                  16,780
06/30/2005            21,716         20,354                  16,328
09/30/2005            21,574         20,204                  16,144

                      For period ending September 30, 2005

                           Average Annual Total Return

                                       1 Year     3 Year   5 Year   10 Year
                                       --------   ------   ------   -------
BlackRock Class                          2.62%     6.88%    7.70%     8.30%
Institutional Class                      2.46%     6.80%    7.65%     8.28%
Service Class                            2.21%     6.53%    7.36%     7.99%
Investor A Class (Load Adjusted)        (2.89)%    4.63%    6.13%     7.29%
Investor A Class (NAV)                   2.21%     6.42%    7.22%     7.84%
Investor B Class (Load Adjusted)        (2.94)%    4.57%    6.11%     7.08%
Investor B Class (NAV)                   1.45%     5.63%    6.43%     7.08%
Investor C Class (Load Adjusted)         0.56%     5.65%    6.48%     7.10%
Investor C Class (NAV)                   1.53%     5.65%    6.48%     7.10%

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Service Shares, 7/1/91; Investor B Shares, 4
/19/96; Investor A Shares, 4/22/96; Institutional Shares, 6/10/96; and
Investor C Shares, 9/11/96. See "Note on Performance Information" on page 28 for further information on how performance data was calculated, including important information on the line graph * above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

24

                          International Bond Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                              79.2%
AA                               15.8
A                                 4.6
BBB                               0.4
                                ------
  Total                         100.0%
                                ======

Top 10 Country Allocation (% of long-term investments)
Germany                         25.8%
United States                   17.4
Japan                            8.6
United Kingdom                   7.2
Canada                           7.2
Ireland                          6.5
France                           6.2
Italy                            5.5
Poland                           3.1
Finland                          2.8
                                -----
  Total                         90.3%
                                =====

Portfolio Statistics
Average maturity (years)        7.59
Effective Duration/2/           4.47
----------
1    Using the higher of Standard & Poor's ("S&P's") or Moody's Investors
     Service ("Moody's") rating.

2    Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                     Actual Expenses
                       ------------------------------------------------------------------------------
                       BlackRock    Institutional     Service     Investor     Investor     Investor
                         Class          Class          Class      A Class      B Class      C Class
                       ----------   -------------   ----------   ----------   ----------   ----------
Beginning Account
 Value (4/01/05)       $ 1,000.00   $ 1,000.00      $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00
Ending Account Value
 (9/30/05)                 960.10       959.40          958.20       958.20       954.60       954.70
Expenses Incurred
 During Period
 (4/01/05 -
  9/30/05)                   3.83         4.72            5.89         5.89         9.60         9.56

                                                Hypothetical Expenses
                                             (5% return before expenses)
                       ------------------------------------------------------------------------------
                        BlackRock   Institutional     Service     Investor     Investor     Investor
                         Class         Class          Class       A Class      B Class      C Class
                       ----------   -------------   ----------   ----------   ----------   ----------
Beginning Account
 Value (4/01/05)       $ 1,000.00   $ 1,000.00      $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00
Ending Account Value
 (9/30/05)               1,021.04     1,020.13        1,018.91     1,018.91     1,015.05     1,015.10
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)         3.96         4.87            6.09         6.09         9.95         9.90

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.78%, 0.96%, 1.20%, 1.20%, 1.96%, and 1.95% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period) and 134/365 for the BlackRock class (to reflect the period the class was open during the one-half year.)

                                                                              25

                           High Yield Bond Portfolio

Total Net Assets (9/30/05): $916.7 million

Performance Benchmark:

     Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index

Investment Approach:

     Seeks to maximize total return, consistent with income generation and prudent investment management, by investing primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio normally invests at least 80% of its net assets in high yield bonds, including convertible and preferred securities. The high yield securities purchased by the Portfolio will generally be in the lower rating categories of major rating agencies (BB or lower by Standard & Poor's or Ba or lower by Moody's) or will be determined by the portfolio management team to be of similar quality. The Portfolio may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The management team evaluates sectors of the high yield market and individual bonds within these sectors. Securities are purchased for the Portfolio when the management team determines that they have the potential for above average total return.

Recent Portfolio Management Activity:

     .    On January 31, 2005, BlackRock, Inc., the parent of BlackRock
Advisors, Inc. (BAI), acquired SSRM Holdings, Inc., the parent of State Street
Research & Management Company (SSRM), the investment adviser to the State Street
Research mutual funds. In connection with the transaction, the BlackRock High
Yield Bond Portfolio (the Portfolio) reorganized with the State Street Research
High Income Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the Portfolio in exchange for shares of the
Portfolio, which were then distributed to the SSR Fund shareholders.

     .    In July, the Portfolio changed its benchmark to the Lehman Brothers
U.S. Corporate High Yield 2% Issuer Cap Index from the Lehman Brothers U.S.
Corporate High Yield Index. The recent downgrade of General Motors' ("GM") debt securities from investment grade to high yield and the subsequent introduction of GM into high yield indices at as much as a 6% weight has changed the composition of many indices. The new benchmark's 2% issuer limit allows
BlackRock to overweight a particular issuer and to maintain prudent diversification.

     .    All share classes outperformed the Portfolio's former and current benchmarks for the annual period.

     .    During the first half of the annual period, yields largely increased as the Federal Reserve ("Fed") continued to pursue its policy of interest rate
"normalization". The Fed Funds target rate began the fiscal year at 1.75%. For the next twelve months, the Fed emphasized sustainable economic growth, contained inflation, and accommodative monetary conditions. During the annual period, the Federal Open Market Committee voted a 0.25% tightening at each of its eight meetings lifting the Fed Funds target rate to 3.75%. In contrast, longer interest rates, as measured by the 10-year Treasury, increased by a modest 0.21%, ending the period at 4.33%.

     .    The high yield market returned 4.88% over duration-adjusted Treasuries during the annual period. Much of the out-performance is attributable to the fourth quarter of 2004. However, a reassessment of risk was triggered by the much-reduced earnings forecast by GM and widespread expectation of an eventual downgrade to below investment grade. The market facilitated a relatively smooth transition once rating agency Standard & Poor's cut GM's rating to high yield status. Lastly, in the aftermath of Hurricanes Katrina and Rita, high crude oil prices have gotten the most attention, but the rally in fuel commodities has been broad-based.

     .    During the annual period, in terms of credit biases, the Portfolio's overweight to B-rated issues relative to BB-rated issues was beneficial to performance as B-rated issues returned 4.66% over duration-adjusted Treasuries.
In terms of sector biases, the Portfolio's overweight to the electric, construction machinery and media non-cable sectors and underweight to the automotive suppliers sector were beneficial to performance. However, the
Portfolio's underweight to the building materials, wirelines and media cable sectors detracted from performance. At the end of the annual period, the
Portfolio continues to have an overweight to `B' and split-rated `CCC'
securities and an underweight to `BB' securities. From a sector perspective, at the end of the annual period, the Portfolio was overweight in the electric, aerospace/defense, transportation services and construction machinery sectors and underweight in airlines, home construction, media non-cable, and health care sectors. The Portfolio remains biased toward companies with pricing power and the ability to generate free cash flow to reduce debt.

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH YIELD BOND
  PORTFOLIO, THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX
     AND THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX FROM INCEPTION.

                                  [LINE CHART]

                                                 Lehman Brothers U.S. Corporate      Lehman Brothers U.S. Corporate
                 Institutional   Investor A      High Yield 2% Issuer Cap Index*           High Yield Index
                 -------------   ----------     --------------------------------     -------------------------------
11/19/1998        $ 10,000        $ 9,497                   $ 10,000                            $ 10,000
12/31/1998          10,128          9,613                     10,011                              10,160
03/31/1999          10,465          9,922                     10,196                              10,347
06/30/1999          10,622         10,059                     10,231                              10,382
09/30/1999          10,593         10,019                     10,086                              10,234
12/31/1999          11,013         10,394                     10,250                              10,402
03/31/2000          10,883         10,269                     10,011                              10,159
06/30/2000          10,994         10,362                     10,127                              10,276
09/30/2000          10,923         10,282                     10,182                              10,334
12/31/2000          10,221          9,610                      9,657                               9,793
03/31/2001          10,764         10,110                     10,283                              10,415
06/30/2001          10,647          9,988                     10,054                              10,177
09/30/2001          10,318          9,667                      9,630                               9,746
12/31/2001          10,941         10,239                     10,184                              10,310
03/31/2002          11,210         10,478                     10,360                              10,483
06/30/2002          10,860         10,140                      9,842                               9,810
09/30/2002          10,510          9,800                      9,547                               9,523
12/31/2002          11,060         10,301                     10,159                              10,164
03/31/2003          11,785         10,949                     10,922                              10,938
06/30/2003          13,024         12,088                     12,025                              12,044
09/30/2003          13,346         12,373                     12,359                              12,377
12/31/2003          14,164         13,133                     13,083                              13,109
03/31/2004          14,518         13,446                     13,394                              13,416
06/30/2004          14,450         13,368                     13,265                              13,287
09/30/2004          15,085         13,944                     13,907                              13,931
12/31/2004          15,894         14,700                     14,540                              14,568
03/31/2005          15,702         14,494                     14,307                              14,334
06/30/2005          16,000         14,760                     14,678                              14,730
09/30/2005          16,391         15,112                     14,823                              14,866

                      For period ending September 30, 2005

                           Average Annual Total Return

                                       1 Year   3 Year   5 Year   From Inception
                                       ------   ------   ------   --------------
BlackRock Class                         8.82%   16.14%    8.62%            7.60%
Institutional Class                     8.66%   15.97%    8.46%            7.47%
Service Class                           8.38%   15.64%    8.14%            7.13%
Investor A Class (Load Adjusted)        2.94%   13.55%    6.90%            6.20%
Investor A Class (NAV)                  8.38%   15.53%    8.01%            7.00%
Investor B Class (Load Adjusted)        3.10%   13.79%    6.95%            6.20%
Investor B Class (NAV)                  7.57%   14.68%    7.23%            6.20%
Investor C Class (Load Adjusted)        6.44%   14.67%    7.19%            6.18%
Investor C Class (NAV)                  7.44%   14.67%    7.19%            6.18%

* The performance for the Lehman Brothers U.S. corporate high yield 2% issuer cap index in the chart starts on 12/1/1998. The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio on 11/19/98. See "Note on
Performance Information" on page 28 for further information on how performance data was calculated, including important information on the line graph + above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

26

                            High Yield Bond Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
BBB or BBB                 5.1%
BB                         27.6
B                          51.0
CCC                        11.2
<CCC                        1.0
Unrated                     4.1
                          ------
  Total                   100.0%
                          ======

Top 10 Industries (% of long-term investments)

Energy & Utilities        11.6%
Telecommunications        10.2
Oil & Gas                 10.0
Manufacturing              6.1
Broadcasting               5.9
Entertainment & Leisure    5.0
Finance                    5.0
Chemicals                  4.5
Business Services          3.9
Construction               3.2
                          -----
     Total                65.4%
                          =====

Portfolio Statistics
Average maturity (years)  6.12
Modified Duration/2/      5.18

----------
1    Using the higher of Standard & Poor's ("S&P's") or Moody's Investors
     Service ("Moody's") rating.

2    Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) or redemption/exchange fees, where applicable; and (2) ongoing costs, including advisory fees, distribution (12b-1) and service fees, where applicable; and
other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Actual Expenses
                          ------------------------------------------------------------------------------
                           BlackRock   Institutional     Service     Investor     Investor     Investor
                             Class         Class          Class       A Class      B Class     C Class
                          ----------   -------------   ----------   ----------   ----------   ----------
Beginning Account
 Value (4/01/05)          $ 1,000.00      $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00
Ending Account Value
 (9/30/05)                  1,044.70        1,043.90     1,042.60     1,042.60     1,038.70     1,038.70
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)            2.82            3.59         4.92         4.92         8.74         8.79

                                                             Hypothetical Expenses
                                                          (5% return before expenses)
                          ------------------------------------------------------------------------------
                           BlackRock   Institutional    Service      Investor     Investor     Investor
                             Class         Class         Class       A Class      B Class      C Class
                          ----------   -------------   ----------   ----------   ----------   ----------
Beginning Account
 Value (4/01/05)          $ 1,000.00     $ 1,000.00    $ 1,000.00   $ 1,000.00   $ 1,000.00   $ 1,000.00
Ending Account Value
 (9/30/05)                  1,022.21       1,021.45      1,020.13     1,020.13     1,016.32     1,016.27
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)            2.79           3.55          4.87         4.87         8.68         8.73

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.55%, 0.70%, 0.96%, 0.96%, 1.71%, and 1.72% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

                                                                              27

                                BlackRock Funds

                        NOTE ON PERFORMANCE INFORMATION

     The performance information above includes information for each class of each Portfolio since the commencement of operations of each Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes.
If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the
Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent
Class. In the case of Investor A, Investor B, Investor C and Service Shares,
the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses. Additionally, the performance information above does not reflect accounting adjustments required under accounting principles generally accepted in the United States of America and as a result there may be variances between what is reported within this section and that reported in the total return calculation in the Financial Highlights.

     Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C
Shares), and assumes the reinvestment of dividends and distributions.  The maximum front-end sales charges for Investor A Shares are as follows:
Intermediate PLUS Bond, Intermediate Government Bond, Intermediate Bond, Core
Bond Total Return, Core PLUS Total Return and GNMA - 4.00%; Government Income
and Managed Income - 4.50%; International Bond and High Yield Bond - 5.00%; and
Inflation Protected Bond, Enhanced Income and Low Duration Bond - 3.00%.  The
maximum contingent deferred sales charge for Investor B Shares and Investor C
Shares of all of the Portfolios is 4.50% and 1.00%, respectively.

     The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio.  The
Portfolios' returns would have been lower if there were not such waivers and reimbursements.  BlackRock Advisors, Inc. is under no obligation to waive or continue waiving its fees after February 1, 2006 or February 1, 2007 as described in the prospectus of the Portfolios. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+    The performance shown in the line graph is that of Institutional Shares and
     Investor A Shares of the Portfolios. The actual performance of Investor B,
     Investor C and Service Shares is lower than the performance of
     Institutional Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and
     Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

*    The performance shown in the line graph is that of Service Shares and
     Investor A Shares of the Portfolios. The actual performance of Investor B and Investor C Shares is lower than the performance of Service Shares because Investor B and Investor C Shares have higher expenses than Service
     Shares. Excluding the effects of sales charges, the actual performance of
     Investor B and Investor C Shares is lower than the performance of Investor
     A Shares because Investor B and Investor C Shares have higher expenses than
     Investor A shares. Purchasers of Investor A Shares generaly pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

Important Tax Information for Shareholders of the BlackRock Taxable Bond
Portfolios (unaudited)

     During the fiscal year ended September 30, 2005, the following portfolios of the BlackRock Funds declared the following dividends from net realized capital gains:

                                                  Short-term       Long-term
                                                 capital gain     capital gain
                                                   per share       per share
                                                --------------   -------------
Intermediate Government Bond Portfolio ......      $     --        $  0.0475
Intermediate Bond Portfolio .................            --           0.0766
Intermediate PLUS Bond Portfolio ............         0.006           0.0028
Core Bond Total Return Portfolio ............        0.0001           0.0167
Inflation Protected Portfolio ...............        0.1012           0.0009
Managed Income Portfolio ....................        0.0001           0.0384
High Yield Bond Portfolio ...................        0.1265           0.0101
International Bond Portfolio ................        0.0022           0.0038

     Because the Portfolios' fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2005. The second notification, which reflects the amounts to be used by calendar year taxpayers on their U.S. federal income tax returns, has been made in conjunction with form 1099-DIV and will be mailed in January 2006.

28

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                           ENHANCED INCOME PORTFOLIO

As of September 30, 2005

                                                              Par
                                             Maturity        (000)            Value
                                          --------------- ------------   ---------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 17.1%
  Federal Home Loan Bank
     1.70%                                      12/30/05      $   745       $   740,921
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
     5.25%                                      01/15/06        1,725         1,730,673
     1.88%                                      02/15/06          900           892,732
  Federal National Mortgage
    Association
     2.77%                                      12/29/06          275           269,688
  Federal National Mortgage
    Association, Unsecured Notes
     2.75%                                      05/10/06          800           792,798
     2.71%                                      01/30/07          550           538,259
     6.62%                                      09/15/09           75            80,597
  U.S. Treasury Bonds
    12.75%                                      11/15/10          255           257,610
    10.38%                                      11/15/12          325           365,397
  U.S. Treasury Notes
     2.38%                                      08/31/06          140           137,851
     3.12%                                      01/31/07        2,300         2,269,274
     4.00%                                      08/31/07        1,470         1,465,005
     4.12%                                      08/15/08           65            64,904
                                                                             ----------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $9,673,824)                                                           9,605,709
                                                                             ----------
MORTGAGE PASS-THROUGHS -- 10.5%
  Federal Home Loan Mortgage Corp.
    ARM
     3.54%(b)                                   05/01/34          701           680,634
     3.57%(b)                                   07/01/34          717           709,787
     4.31%(b)                                   11/01/34          497           493,930
     4.87%(b)                                   05/01/35          763           759,490
     4.96%(b)                                   10/01/37          211           211,327
  Federal National Mortgage
    Association
     5.00%                                      10/18/20        1,700         1,695,219
  Federal National Mortgage
    Association ARM
     4.87%(b)                                   06/01/35          452           456,819
     5.33%(b)                                   10/01/35          400           397,750
  Government National Mortgage
    Association II ARM
     4.12%(b)                                   11/20/29           74            75,650
     3.50%(b)                                   08/20/31          130           131,299
  Government National Mortgage
    Association II Hybrid
    3.75%(b)                                    06/20/34          319           315,101
                                                                             ----------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $5,962,392)                                                           5,927,006
                                                                             ----------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS -- 0.5%
  Federal National Mortgage
    Association, Series 05-68, Class
    PB
    5.75%
  (Cost $256,441)                               07/25/35          249           253,791
                                                                             ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 14.7%
  Adjustable Rate Mortgage Trust,
    Series 04-4, Class 5A3
    4.20%(b)                                    03/25/35          360           360,616
  Banc of America Funding Corp.,
    Series 04-C, Class 4A2
     4.14%(b)                                   12/20/34          456           457,407
  Bear Stearns Mortgage Trust, Series
    04-12, Class 1A1
     4.18%(b)                                   01/25/35          352           352,267
  Bear Stearns Mortgage Trust, Series
    04-13, Class A1
     4.20%(b)                                   11/25/34          511           513,708
  Bear Stearns Mortgage Trust, Series
    04-7, Class 4A
     3.20%(b)                                   10/25/34          272           268,048
  Countrywide Home Loans, Series
    04-29, Class 1A1
     4.10%(b)                                   02/25/35          587           586,766
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 02-10,
    Class 2A1
     7.50%                                      05/25/32           75            76,015
  Federal Home Loan Mortgage Corp.,
    Series 2763, Class PA
     4.50%                                      09/15/10           96            96,427
  Federal Home Loan Mortgage Corp.,
    Series 2808, Class PA
     4.00%                                      09/15/12          745           742,799
  Federal Home Loan Mortgage Corp.,
    Series SF5, Class GB
     1.77%                                      12/15/07          343           337,471
  Federal National Mortgage
    Association, Series 02-39, Class
    FB
     4.14%(b)                                   03/18/32           56            56,279
  Federal National Mortgage
    Association, Series 04-25, Class
    PA
     5.50%                                      10/25/30          121           122,640
  Federal National Mortgage
    Association, Series 04-36, Class
    BS
     5.50%                                      11/25/30          165           166,203
  Federal National Mortgage
    Association, Series 04-W10, Class
    A1
     5.75%                                      08/25/34          181           181,799
  GSAA Home Equity Trust, Series
    04-8, Class A3A
     4.20%(b)                                   09/25/34          348           348,624
  GSR Mortgage Loan Trust, Series
    04-9, Class 3A1
     3.69%(b)                                   08/25/34          159           158,947
  Merrill Lynch Mortgage Investors,
    Inc., Series 97-B, Class A
     3.85%(b)                                   03/15/26          629           630,014
  Merrill Lynch Mortgage Investors,
    Inc., Series 04-E, Class A2A
     3.72%(b)                                   11/25/29          390           389,969
  MortgageIT Trust, Series 04-1, Class
    A1
     4.22%(b)                                   11/25/34          527           527,795
  Residential Accredit Loans, Inc.,
    Series 01-QS19, Class A1
     6.00%                                      12/25/16          250           249,422
  Structured Asset Securities Corp.,
    Series 04-3AC, Class A2
     4.92%(b)                                   03/25/34          235           234,499
  Structured Mortgage Loan Trust,
    Series 04-13, Class A2
     4.13%(b)                                   09/25/34          365           364,576

See accompanying notes to financial statements.
                                                                              29

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     ENHANCED INCOME PORTFOLIO (Continued)

As of September 30, 2005

                                                              Par
                                             Maturity        (000)            Value
                                           -------------   ----------     -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
  Washington Mutual Mortgage Loan
    Trust, Series 03-AR8, Class A
    4.03%                                       08/25/33      $   255       $   252,100
  Wells Fargo Mortgage Backed
    Securities Trust, Series 04-V, Class
    1A2
    3.83%(b)                                    10/25/34          835           823,655
                                                                             ----------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost $8,337,412)                                                           8,298,046
                                                                             ----------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 7.8%
  Bayview Financial Acquisition Trust,
    Series 98-1, Class A1
    7.01%(c)                                    05/25/29          239           237,581
  Bear Stearns Commercial Mortgage
    Securities, Series 00-WF, Class A1
    7.11%                                       10/15/32          308           319,783
  Commercial Mortgage Acceptance
    Corp., Series 98-C2, Class A2
    6.03%                                       09/15/30          314           321,725
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 98-C1,
    Class A1B
    6.48%                                       05/17/40          304           315,367
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 00-C1,
    Class A1
    7.32%                                       04/15/42          388           405,198
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 99-C3, Class A2
    7.18%                                       08/15/36          160           170,778
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 03-C2, Class X2 (IO)
    0.29%(c)(d)                                 05/10/40        6,799            49,436
  Goldman Sachs Mortgage Securities
    Corp. II, Series 98-C1, Class A3
    6.14%                                       10/18/30          474           489,609
  Homebanc Mortgage Trust, Series
    05-4, Class A1
    4.10%(b)                                    10/25/35          645           647,213
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 00-C5,
    Class A1
    6.41%                                       12/15/19          394           404,560
  Merrill Lynch Mortgage Trust, Series
    02-MW1, Class XP (IO)
    1.55%(c)(d)                                 07/12/34        2,521           118,443
  Nationslink Funding Corp., Series 99,
    Class 1
    6.32%                                       01/20/31          436           452,771
  Structured Asset Receivable Trust,
    Series 04-1
    4.13%(b)(c)                                 04/21/11          482           481,829
                                                                             ----------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $4,469,124)                                                           4,414,293
                                                                             ----------
ASSET BACKED SECURITIES -- 33.8%
  American Express Credit Account
    Master Trust, Series 01-1, Class A
    3.91%(b)                                    09/15/08          625           625,343
  Auto Receivables Owner Trust,
    Series 05-1, Class A3
    3.53%                                       10/21/08          550           543,059
  Bank One Issuance Trust, Series
    03-A2, Class A2
    3.82%(b)                                    10/15/08          600           600,124
  BMW Vehicle Owner Trust, Series
    05-A, Class A3
    4.02%                                       02/25/09          575           571,401
  Capital Auto Receivables Asset Trust,
    Series 04-1, Class A3
    2.00%                                       11/15/07          702           693,018
  Capital Auto Receivables Asset Trust,
    Series 04-2, Class A2
    3.35%                                       02/15/08          725           716,278
  Chase Issuance Trust, Series 04-A9,
    Class A9
    3.22%                                       06/15/10          400           390,156
  Chase Manhattan Auto Owner Trust,
    Series 03-C, Class A3
    2.26%                                       11/15/07          655           650,069
  Citibank Credit Card Issuance Trust,
    Series 03-A2, Class A2
    2.70%                                       01/15/06          375           373,407
  Citibank Credit Card Issuance Trust,
    Series 04, Class A1
    2.55%                                       01/20/07          325           317,252
  Citibank Credit Card Issuance Trust,
    Series 04-A4, Class A4
    3.20%                                       08/24/07          300           292,764
  Conseco Finance Securitizations
    Corp., Series 01-4, Class A3
    6.09%                                       09/01/33          275           276,775
  Countrywide Asset-Backed
    Certificates, Series 05-BC4, Class
    2A1
    3.79%(b)                                    11/25/28          625           625,000
  DaimlerChrysler Auto Trust, Series
    03-A, Class A3
    2.12%                                       11/08/06          133           132,946
  DaimlerChrysler Auto Trust, Series
    03-B, Class A3
    2.25%                                       08/08/07          455           453,174
  DaimlerChrysler Auto Trust, Series
    04-B, Class A2
    2.48%                                       02/08/07          297           296,816
  Discover Card Master Trust I, Series
    01-2, Class A
    3.93%(b)                                    07/15/08          525           525,254
  Discover Card Master Trust I, Series
    02-4, Class A
    3.83%(b)                                    10/17/05          430           429,996
  Ford Credit Auto Owner Trust, Series
    05-A, Class A3
    3.48%                                       11/15/08          675           667,467
  Ford Credit Auto Owner Trust, Series
    05-B, Class A3
    4.17%                                       01/15/09          225           223,812
  Ford Credit Auto Owner Trust, Series
    05-C, Class A2
    4.24%                                       03/15/08          475           474,980
  Green Tree Financial Corp., Series
    99-1, Class A4
    5.76%                                       11/01/18          249           249,422
  Honda Auto Receivables Owner
    Trust, Series 02-3, Class A4
    3.61%                                       12/18/07          376           374,243

See accompanying notes to financial statements.

30

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                      ENHANCED INCOME PORTFOLIO (Continued)

As of September 30, 2005

                                                              Par
                                             Maturity        (000)            Value
                                           -------------   ----------     -------------
ASSET BACKED SECURITIES (Continued)
  Honda Auto Receivables Owner
    Trust, Series 03-2, Class A3
    1.69%                                       02/21/07      $   269      $    267,596
  Honda Auto Receivables Owner
    Trust, Series 04-2, Class A2
    2.52%                                       02/15/07          269           268,069
  Honda Auto Receivables Owner
    Trust, Series 04-2, Class A3
    3.30%                                       06/16/08          150           148,545
  Honda Auto Receivables Owner
    Trust, Series 05-4, Class A3
    4.51%                                       05/20/09          325           324,730
  Long Beach Asset Holdings Corp.
    Series 05-2, Class N1
    4.15%(c)                                    04/25/35          229           228,334
  MBNA Master Credit Card Trust,
    Series 96-G, Class A
    3.95%(b)                                    12/15/08        1,180         1,181,687
  Nissan Auto Receivables Owner
    Trust, Series 03-A, Class A3
    1.89%                                       12/15/06          122           122,304
  Nissan Auto Receivables Owner
    Trust, Series 03-C, Class A4
    2.70%                                       12/17/07          675           666,800
  Nissan Auto Receivables Owner
    Trust, Series 04-C, Class A3
    2.85%                                       10/15/07          550           543,895
  Option One Mortgage Loan Trust,
    Series 01-4, Class A
    4.43%(b)                                    01/25/32           32            31,846
  Option One Mortgage Loan Trust,
    Series 05-4, Class A2
    4.08%                                       11/25/35          525           525,000
  Residential Asset Securities Corp.,
    Series 01-KS4, Class AIB
    4.15%(b)                                    05/25/32          334           333,897
  Saxson Asset Securities Trust, Series
    02-3, Class AV
    4.23%(b)                                    12/25/32           33            32,943
  Specialty Underwriting & Residential
    Finance, Series 05-BC3, Class
    A2A
    3.87%(b)                                    06/25/36          575           575,000
  Standard Credit Card Master Trust,
    Series 95-9, Class A
    6.55%                                       10/07/07          600           600,312
  USAA Auto Owner Trust, Series 03-1,
    Class A3
    1.58%                                       06/15/07          169           168,429
  USAA Auto Owner Trust, Series 04-1,
    Class A3
    2.06%                                       04/15/08          508           502,059
  USAA Auto Owner Trust, Series 04-2,
    Class A3
    3.03%                                       06/16/08          250           247,420
  USAA Auto Owner Trust, Series 05-1,
    Class A2
    3.55%                                       09/17/07          350           348,915
  USAA Auto Owner Trust, Series 05-1,
    Class A3
    3.93%                                       07/15/09          325           321,942
  USAA Auto Owner Trust, Series 05-2,
    Class A3
    4.07%                                       12/15/09          650           644,222
  Vanderbilt Mortgage & Finance, Inc.,
    Series 99-D, Class IA3
    7.06%(b)                                    10/07/17           39            39,794
  WFS Financial Owner Trust, Series
    02-4, Class A3A
    2.39%                                       08/20/07            1               730
  WFS Financial Owner Trust, Series
    02-4, Class A4A
    3.11%                                       08/20/10          425           419,546
                                                                            -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $19,161,804)                                                         19,046,771
                                                                            -----------
CORPORATE BONDS -- 9.2%
Aerospace -- 0.4%
  Northrop Grumman Corp., Senior
    Unsecured Notes
    4.08%                                       11/16/06          150           149,275
  Northrop Grumman Corp., Unsecured
    Notes
    7.00%                                       03/01/06           45            45,492
                                                                            -----------
                                                                                194,767
                                                                            -----------
Banks -- 2.1%
  Banc One Corp., Senior Unsecured
    Notes
    2.62%                                       06/30/08           20            19,007
  Bank of America Corp., Senior
    Unsecured Notes
    3.88%                                       01/15/08          100            98,530
    3.25%                                       08/15/08           20            19,292
  Bayerische Landesbank New York,
    Senior Notes
    2.50%                                       04/28/06          500           494,854
  Citigroup, Inc., Senior Unsecured
    Notes
    3.50%                                       02/01/08          200           195,190
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.25%                                       05/30/07          150           151,763
  U.S. Central Credit Union, Unsecured
    Notes
    2.75%                                       05/30/08           30            28,598
  Wells Fargo & Co., Senior Unsecured
    Notes
    5.12%                                       02/15/07          180           181,048
                                                                            -----------
                                                                              1,188,282
                                                                            -----------
Energy & Utilities -- 0.0%
  PSEG Funding Trust, Capital
    Security
    5.38%                                       11/16/07           25            25,195
                                                                            -----------
Finance -- 3.1%
  General Electric Capital Corp.,
    Unsecured Notes
    3.45%(b)                                 07/07-01/08        1,450         1,450,244
    3.60%                                       10/15/08          125           121,526
  Golden West Financial Corp., Senior
    Unsecured Notes
    4.12%                                       08/15/07           15            14,892

See accompanying notes to financial statements.
                                                                              31

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                      ENHANCED INCOME PORTFOLIO (Continued)

As of September 30, 2005

                                                              Par
                                             Maturity        (000)            Value
                                           -------------   ----------     -------------
CORPORATE BONDS (Continued)
Finance (Continued)
  Household Finance Corp., Unsecured
    Notes
    4.12%                                       12/15/08      $   150       $   147,410
                                                                             ----------
                                                                              1,734,072
                                                                             ----------
Insurance -- 0.3%
  ASIF Global Financing, Unsecured
    Notes
    3.90%(c)                                    10/22/08           20            19,475
  Metropolitan Life Global Funding,
    Inc., Unsecured Notes
    2.60%(c)                                    06/19/08           75            70,892
  Prudential Insurance Co., Notes
    6.38%(c)                                    07/23/06          100           101,381
                                                                             ----------
                                                                                191,748
                                                                             ----------
Oil & Gas -- 0.2%
  Consolidated Natural Gas Co.,
    Senior Unsecured Notes
    5.38%                                       11/01/06          130           131,002
                                                                             ----------
Pharmaceuticals -- 0.6%
  Merck & Co., Inc., Senior Unsecured
    Notes
    5.25%                                       07/01/06           50            50,208
  Merck & Co., Inc., Unsecured Notes
    4.73%(b)(c)                                 02/22/06          300           300,106
                                                                             ----------
                                                                                350,314
                                                                             ----------
Railroad & Shipping -- 0.2%
  Canadian National Railway Co.,
    Senior Notes
    6.45%                                       07/15/06          125           126,782
                                                                             ----------
Real Estate -- 0.3%
  Avalonbay Communities, Inc., Senior
    Unsecured Notes
    8.25%                                       07/15/08          140           152,355
                                                                             ----------
Retail Merchandising -- 0.3%
  Federated Department Stores, Inc.,
    Senior Unsecured Notes
    6.62%                                       09/01/08           25            26,174
  May Department Stores Co.,
    Unsecured Notes
    3.95%                                       07/15/07          150           147,894
                                                                             ----------
                                                                                174,068
                                                                             ----------
Telecommunications -- 1.1%
  BellSouth Corp., Unsecured Notes
    4.26%(b)(c)(e)                              04/26/06          250           249,648
  Lenfest Communications, Inc., Senior
    Notes
    7.62%                                       02/15/08          125           132,242
  Sprint Capital Corp., Senior
    Unsecured Notes
    7.12%                                       01/30/06           75            75,617
  Verizon Global Funding Corp., Senior
    Unsecured Notes
    6.12%                                       06/15/07          125           128,174
  Vodafone Group PLC, Senior
    Unsecured Notes
    3.95%                                       01/30/08           10             9,863
                                                                             ----------
                                                                                595,544
                                                                             ----------
Transportation -- 0.2%
  Union Pacific Corp., Senior
    Unsecured Notes
    5.75%                                       10/15/07           75            76,463
  Union Pacific Corp., Unsecured
    Notes
    6.79%                                       11/09/07           50            52,082

                                                                             ----------
                                                                                128,545
                                                                             ----------
Yankee -- 0.4%
  Republic of Italy, Unsecured Notes
    2.75%(f)                                    12/15/06          125           122,934
  Tyco International Group SA
    (Luxembourg), Senior Unsecured
    Notes
    5.80%(f)                                    08/01/06           75            75,706

                                                                             ----------
                                                                                198,640
                                                                             ----------
TOTAL CORPORATE BONDS
  (Cost $5,229,448)
                                                                              5,191,314
                                                                             ----------
TAXABLE MUNICIPAL BONDS -- 0.1%
  New York Sales Tax Asset
    Receivables Corp. Revenue
    Bonds, Series 04, Class B
    3.29%
  (Cost $80,000)                                10/15/07           80            78,174
                                                                             ----------
                                                              Par/Shares
                                                                 (000)
                                                              -----------
SHORT TERM INVESTMENTS -- 9.9%
  Federal National Mortgage
    Association, Discount Notes
    3.50%(g)                                    10/03/05        3,800         3,799,261
  Galileo Money Market Fund                                     1,771         1,771,067

                                                                              ---------
TOTAL SHORT TERM INVESTMENTS
  (Cost $5,570,328)                                                           5,570,328
                                                                              ---------
TOTAL INVESTMENTS IN SECURITIES -- 103.6%
  (Cost $58,740,773(a))                                                      58,385,432
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (3.6)%                                                          (2,047,227)
                                                                             ----------
NET ASSETS -- 100.0%
  (Applicable to 2,397,110 BlackRock
  shares, 3,311,002 Institutional
  shares, 5,005 Service shares, 239
  Investor A shares outstanding)                                           $ 56,338,205
                                                                           ============

See accompanying notes to financial statements.

32

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                      ENHANCED INCOME PORTFOLIO (Concluded)

As of September 30, 2005

                                              Value
                                           ------------

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($23,641,717/2,397,110)                  $       9.86
                                           ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($32,645,566/3,311,002)                  $       9.86
                                           ============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($48,569/5,005)                          $       9.70
                                           ============
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($2,353/239)                             $       9.85
                                           ============
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($9.85/0.970)                            $      10.15
                                           ============

----------
(a)  Cost for Federal income tax purposes is $58,742,280. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation        $     19,576
      Gross unrealized depreciation            (376,424)
                                           ------------
                                           $   (356,848)
                                           ============

(b)  Rates shown are the rates as of September 30, 2005.
(c)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 3.3% of its net assets, with a current market value of $1,857,125 in securities restricted as to resale.
(d)  Rates shown are the effective yields as of September 30, 2005.
(e)  Securities, or a portion thereof, pledged as collateral with a value of
     $249,648 on 29 long U.S. Treasury Note futures contracts and 70 short U.S.
     Treasury Note futures contacts expiring December 2005. The value of such contracts on September 30, 2005 was $13,450,985 with an unrealized gain of
     $20,256 (including commissions of $218).
(f)  Security is a foreign domiciled issuer which is registered with the
     Securities and Exchange Commission.
(g)  The rate shown is the effective yield on the discount notes at the time of purchase.

See accompanying notes to financial statements.

                                                                              33

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                           LOW DURATION BOND PORTFOLIO

As of September 30, 2005

                                                                Number
                                                               of Shares        Value
                                                              ----------   ---------------
PREFERRED STOCKS -- 0.6%
  Raytheon Co. Trust I
  (Cost $9,572,030)                                              180,000   $     9,314,280
                                                                           ---------------

                                                                 Par
                                                Maturity        (000)           Value
                                              -------------   ----------   ---------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS --
  40.4%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
    5.25%                                          01/15/06   $   47,875        48,032,461
    1.88%                                          02/15/06       39,350        39,032,249
  Federal National Mortgage Association
    2.77%(b)                                       12/29/06        7,640         7,492,426
  Federal National Mortgage Association,
    Unsecured Notes
    2.71%                                          01/30/07       44,825        43,868,076
    6.62%                                          09/15/09       23,695        25,463,168
  Small Business Administration
    Participation Certificates,
    Series 97, Class A
    4.35%(b)(c)                                    08/15/22          965           918,768
  U.S. Treasury Bonds
    10.38%(d)(e)                                   11/15/12        9,020        10,141,159
  U.S. Treasury Notes
    1.50%                                          03/31/06       19,585        19,354,719
    2.25%(f)                                       04/30/06       99,580        98,599,734
    2.75%(f)                                       07/31/06       20,215        19,997,850
    2.50%(f)                                       10/31/06      103,305       101,541,584
    2.88%(f)                                       11/30/06       88,935        87,660,028
    3.88%(f)                                       07/31/07       10,905        10,847,072
    4.00%(f)                                       08/31/07       56,490        56,298,047
    4.12%                                          08/15/08       14,540        14,518,423
    4.25%(f)                                       08/15/15       19,285        19,164,469
                                                                           ---------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost $608,392,457)                                                          602,930,233
                                                                           ---------------
MORTGAGE PASS-THROUGHS -- 13.2%
  Federal Home Loan Mortgage Corp.
    8.25%                                          06/01/09            3             2,775
  Federal Home Loan Mortgage Corp.
    ARM
    5.21%(b)                                       07/01/20          591           593,465
    3.54%(b)                                       05/01/34        5,715         5,552,322
    3.33%(b)                                       07/01/34        1,232         1,219,479
    3.57%(b)                                       07/01/34        4,096         4,054,909
    4.31%(b)                                       11/01/34       17,843        17,726,409
  Federal National Mortgage Association
    6.50%                                          11/01/08          423           438,918
    6.00%                                       03/12-02/17        1,228         1,264,548
    5.50%                                          01/01/20           95            96,660
    5.00%                                          10/18/20       47,200        47,067,274
  Federal National Mortgage Association
    1Year CMT
    4.91%(b)                                       09/01/29           69            70,019
    5.21%(b)                                       12/01/30          819           844,071
    6.64%(b)                                       12/01/31          808           824,828
    5.54%(b)                                       08/01/32        1,881         1,918,482
    5.52%(b)                                       01/01/33        4,055         4,055,176
  Federal National Mortgage Association
    ARM
    4.15%(b)                                       10/01/33        1,063         1,055,288
    4.29%(b)                                       01/01/34          959           953,819
    4.01%(b)                                       04/01/34          904           887,120
    3.93%(b)                                       05/01/34       19,236        18,980,076
    4.56%(b)                                       02/01/35       26,931        26,764,443
    4.87%(b)                                       06/01/35       15,253        15,400,934
    6.18%(b)                                       04/01/40        2,751         2,819,861
  Federal National Mortgage Association
    COFI
    4.82%(b)                                       05/01/27          150           152,998
  Federal National Mortgage Association
    MULTI
    3.89%(b)                                       12/01/09        8,396         8,406,425
  Government National Mortgage Association
    7.25%(g)                                       04/15/06            0               413
    6.00%                                       12/08-02/11          792           810,994
    6.50%                                          06/15/09          626           650,681
  Government National Mortgage Association
    1 Year CMT
    3.75%(b)                                       05/20/34       13,894        13,714,178
  Government National Mortgage Association
    II Hybrid
    3.75%(b)                                       06/20/34       20,485        20,220,151
                                                                           ---------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $197,345,388)
                                                                               196,546,716
                                                                           ---------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS --
  0.2%
  Federal National Mortgage
    Association Grantor Trust,
    Series 02-T6, Class A1
    3.31%
  (Cost $2,362,930)                                02/25/32        2,469         2,320,597
                                                                           ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS --
  14.5%
  Bear Stearns Mortgage Trust,
    Series 04-13, Class A1
    4.20%(b)                                       11/25/34       13,692        13,755,959
  Bear Stearns Mortgage Trust, Series
    04-7, Class 4A
    3.20%(b)                                       10/25/34       15,324        15,092,188
  Countrywide Alternative Loan Trust,
    Series 05-CB, Class 2A3
    5.50%                                          07/25/35       10,641        10,693,539
  Countrywide Home Loans, Series
    04-29, Class 1A1
    4.10%(b)                                       02/25/35       10,577        10,568,572
  Federal Home Loan Mortgage Corp.
    Strip Notes, Series 19, Class F
    3.29%(b)                                       06/01/28        1,362         1,352,362
  Federal Home Loan Mortgage Corp.,
    Series 1165, Class LD
    7.00%                                          11/15/21        2,067         2,067,313
  Federal Home Loan Mortgage Corp.,
    Series 2642, Class JA
    5.00%                                          11/15/16        5,501         5,503,580
  Federal Home Loan Mortgage Corp.,
    Series 2663, Class LA
    5.00%                                          09/15/23        2,361         2,365,225

See accompanying notes to financial statements.

34

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                     LOW DURATION BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                 Maturity       (000)           Value
                                              -------------   ----------   ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS
  (Continued)
  Federal Home Loan Mortgage Corp.,
    Series 2744, Class PB
    5.50%                                          03/15/26   $   10,347   $    10,405,943
  Federal Home Loan Mortgage Corp.,
    Series 2996, Class PB
    5.50%                                          05/15/35       12,519        12,598,060
  Federal National Mortgage
    Association, Series 03-27, Class
    TJ
    4.00%                                          10/25/16        1,982         1,974,926
  Federal National Mortgage
    Association, Series 04-W10, Class
    A1
    5.75%                                          08/25/34       23,854        23,942,951
  Goldman Sachs Mortgage Securities
    Corp. II, Series 00-1, Class A
    4.15%(b)(c)                                    06/20/24          683           683,942
  Goldman Sachs Mortgage Securities
    Corp., Series 04-11, Class 2A2
    4.15%(b)                                       12/25/34       12,510        12,522,604
  GSR Mortgage Loan Trust, Series
    04-9, Class 3A1
    3.69%(b)                                       08/25/34       20,759        20,758,544
  Harborview Mortgage Loan Trust,
    Series 05-10, Class 2A1A
    3.98%(b)                                       11/19/35       15,985        15,985,256
  Merrill Lynch Mortgage Investors, Inc.,
    Series 97-B, Class A
    3.85%(b)                                       03/15/26        1,624         1,627,236
  MLCC Mortgage Investors, Inc.,
    Series 99-A, Class A
    4.15%(b)                                       03/15/25          862           865,988
  MortgageIT Trust, Series 04-1,
    Class A1
    4.22%(b)                                       11/25/34       17,081        17,102,035
  Residential Accredit Loans, Inc.,
    Series 01-QS19, Class A1
    6.00%                                          12/25/16          533           531,361
  Residential Funding Mortgage
    Securities I, Inc., Series 04-SRI,
    Class A1
    5.50%                                          09/25/33       13,578        13,658,202
  Structured Asset Securities Corp.,
    Series 04-3AC, Class A2
    4.92%(b)                                       03/25/34       13,270        13,249,207
  Structured Mortgage Loan Trust,
    Series 04-13, Class A2
    4.13%(b)                                       09/25/34        8,000         8,000,281
  Washington Mutual Mortgage
    Securities Corp., Series 02-AR1,
    Class IA1
    5.09%(b)                                       11/25/30        1,065         1,081,807

                                                                           ---------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost $218,149,562)                                                          216,387,081
                                                                           ---------------
COMMERCIAL MORTGAGE BACKED SECURITIES --
  8.1%
  Bayview Financial Acquisition Trust,
    Series 98-1, Class A1
    7.01%(c)                                       05/25/29          586           583,155
  Citigroup Commercial Mortgage Trust,
    Series 05-EMG, Class A1
    4.15%(c)                                       09/20/51       11,616        11,453,770
  Commercial Mortgage Acceptance Corp.,
    Series 98-C2, Class A2
    6.03%                                          09/15/30       10,184        10,420,311
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 98-C2,
    Class A2
    6.30%                                          11/11/30        8,503         8,855,687
  First Union-Chase Commercial
    Mortgage Trust, Series 99-C2,
    Class A2
    6.64%                                          04/15/09       15,020        15,783,666
  General Motors Acceptance Corp.
    Commercial Mortgage Securities, Inc.,
    Series 99-C3, Class A2
    7.18%                                          08/15/36        9,061         9,688,200
  Goldman Sachs Mortgage Securities
    Corp. II, Series 98-C1, Class A3
    6.14%                                          10/18/30       12,609        13,012,891
  Goldman Sachs Mortgage Securities
    Corp. II, Series 03-C1, Class X2
    (IO)
    0.97%(c)(h)                                    01/10/40      268,661         7,258,605
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 00-C5,
    Class A1
    6.41%                                          12/15/19       10,607        10,900,642
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 03-C3,
    Class XCP (IO)
    1.30%(c)(h)                                    02/15/37       40,827         1,552,698
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 03-C5,
    Class XCP (IO)
    1.15%(c)(h)                                    04/15/37      194,719         5,282,225
  Nationslink Funding Corp., Series 99,
    Class 1
    6.32%                                          01/20/31       10,674        11,090,507
  Structured Asset Receivables Trust,
    Series 03-1
    3.18%(b)(c)                                    01/21/10       15,427        15,450,661
                                                                           ---------------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $123,262,476)                                                          121,333,018
                                                                           ---------------
PROJECT LOANS -- 0.0%
  Federal Housing Authority 7.43%
  (Cost $22,719)                                   09/01/22           23            23,680
                                                                           ---------------
ASSET BACKED SECURITIES -- 31.6%
  Amresco Independence Funding, Inc.,
    Series 99-1, Class A
    4.75%(b)                                       06/15/20        4,971         4,933,625
  Bank One Issuance Trust, Series
    03-A3, Class A3
    3.88%(b)                                       12/15/10       14,550        14,587,185
  Bank One Issuance Trust, Series
    04-A2, Class A2
    3.80%(b)                                       10/15/09       15,000        15,004,656
  BMW Vehicle Owner Trust, Series
    05-A, Class A3
    4.02%                                          02/25/09       14,075        13,986,890
  Business Loan Express, Inc., Series
    98-1, Class A
    5.25%(b)(c)                                    01/15/25          390           380,379
  Capco America Securitization Corp.,
    Series 98-D7, Class PS1 (IO)
    1.45%(c)(h)                                    10/15/30       34,736         1,250,852

See accompanying notes to financial statements.

                                                                              35

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                     LOW DURATION BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                 Maturity       (000)           Value
                                              -------------   ----------   ---------------
ASSET BACKED SECURITIES (Continued)
  Capital Auto Receivables Asset Trust,
    Series 02-3, Class A3
    3.58%(e)                                       10/16/06   $    2,093   $     2,092,126
  Capital Auto Receivables Asset Trust,
    Series 02-5, Class A4
    2.92%                                          04/15/08       12,768        12,663,455
  Capital Auto Receivables Asset Trust,
    Series 04-1, Class A3
    2.00%                                          11/15/07       15,453        15,250,856
  Capital Auto Receivables Asset Trust,
    Series 04-2, Class A2
    3.35%                                          02/15/08       18,300        18,079,833
  Capital Auto Receivables Asset Trust,
    Series 05-1, Class A4
    4.05%                                          07/15/09       12,825        12,720,861
  Chase Issuance Trust, Series 04-A9,
    Class A9
    3.22%                                          06/15/10       13,875        13,533,536
  Chase Manhattan Auto Owner Trust,
    Series 02-B, Class A4
    4.21%                                          01/15/09       10,049        10,049,950
  Citibank Credit Card Issuance Trust,
    Series 03-A2, Class A2
    2.70%                                          01/15/06       16,395        16,325,370
  Citibank Credit Card Issuance Trust,
    Series 04, Class A1
    2.55%                                          01/20/07       17,550        17,131,608
  Citibank Credit Card Issuance Trust,
    Series 04-A4, Class A4
    3.20%                                          08/24/07       16,700        16,297,196
  Countrywide Asset-Backed
    Certificates, Series 05-BC4, Class
    2A1
    3.79%(b)                                       11/25/28       17,664        17,664,000
  DaimlerChrysler Auto Trust,
    Series 03-B, Class A3
    2.25%                                          08/08/07       12,968        12,907,076
  DaimlerChrysler Auto Trust,
    Series 05-A, Class A2
    3.17%                                          09/08/07        5,628         5,607,294
  Epoch, Series 02, Class 2l
    3.49%(b)(c)                                    05/30/07        8,500         8,585,000
  Ford Credit Auto Owner Trust,
    Series 05-A, Class A2
    3.08%                                          07/15/07        8,690         8,660,211
  Ford Credit Auto Owner Trust,
    Series 05-A, Class A3
    3.48%                                          11/15/08       17,500        17,304,700
  Ford Credit Auto Owner Trust,
    Series 05-C, Class A2
    4.24%                                          03/15/08       12,500        12,499,475
  Green Tree Financial Corp.,
    Series 93-4, Class A5
    7.05%                                          01/15/19        1,798         1,852,222
  Green Tree Financial Corp.,
    Series 96-8, Class A6
    7.60%                                          10/15/27        4,215         4,428,772
  Green Tree Financial Corp.,
    Series 98-6, Class A6
    6.27%                                          06/01/30          203           204,484
  Green Tree Financial Corp.,
    Series 99-2, Class A3
    6.08%                                          12/01/30        5,127         5,169,569
  Heller Financial Commercial
    Mortgage Asset Corp., Series 98-1,
    Class A
    4.12%(b)(c)                                    07/15/24        2,598         2,539,953
  Honda Auto Receivables Owner Trust,
    Series 04-2, Class A2
    2.52%                                          02/15/07        6,887         6,866,697
  Honda Auto Receivables Owner Trust,
    Series 04-2, Class A3
    3.30%                                          06/16/08       17,915        17,741,224
  Honda Auto Receivables Owner Trust,
    Series 04-3, Class A3
    2.91%                                          10/20/08       15,350        15,083,370
  Honda Auto Receivables Owner Trust,
    Series 05-4, Class A3
    4.51%                                          05/20/09       11,150        11,140,746
  IFC Small Business Administration
    Loan-Backed Certificates,
    Series 97-1, Class A
    4.50%(b)(c)                                    01/15/24          962           962,334
  MBNA Master Credit Card Trust,
    Series 99-L, Class A
    4.02%(b)                                       03/16/09       21,175        21,228,014
  The Money Store Small Business
    Administration Loan-Backed
    Securities, Series 96-2, Class A
    4.36%(b)                                       04/15/24          229           223,463
  The Money Store Small Business
    Administration Loan-Backed
    Securities, Series 97-1, Class A
    4.25%(b)                                       01/15/25          633           618,173
  The Money Store Small Business
    Administration Loan-Backed
    Securities, Series 97-1, Class B
    4.73%(b)                                       01/15/25          360           343,357
  Mortgage Capital Funding, Inc.,
    Series 98-MC1, Class X (IO)
    0.64%(h)                                       03/18/30       74,924           881,018
  Nissan Auto Receivables Owner Trust,
    Series 05-B, Class A3
    3.99%                                          07/15/09       15,350        15,219,372
  Option One Mortgage Loan Trust,
    Series 05-4, Class A2
    4.08%(b)                                       11/25/35       14,375        14,375,000
  PBG Equipment Trust, Series 00-1A,
    Class A
    6.27%(c)                                       01/20/12        1,597         1,598,838
  PMC Capital Limited Partnership,
    Series 98-1, Class A
    5.25%(b)(c)                                    04/01/21        3,096         3,147,419
  Residential Asset Mortgage Products, Inc.,
    Series 05-RS8, Class A1
    3.95%(b)                                       05/25/25       11,700        11,700,000
  Specialty Underwriting & Residential Finance,
    Series 05-BC3, Class A2A
    3.87%(b)                                       06/25/36       15,725        15,725,000
  Student Loan Marketing Association
    Student Loan Trust, Series 05-5,
    Class A1
    3.46%(b)                                       01/25/18       14,075        14,059,602

See accompanying notes to financial statements.

36

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                     LOW DURATION BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                  Par
                                                 Maturity        (000)          Value
                                              -------------   ----------   ---------------
ASSET BACKED SECURITIES (Continued)
  SWB Loan Backed Certificates,
    Series 98-1, Class AV
    4.25%(b)(c)                                    09/15/24   $      806   $       806,420
  USAA Auto Owner Trust, Series 05-1,
    Class A2
    3.55%                                          09/17/07        9,850         9,819,465
  USAA Auto Owner Trust, Series 05-1,
    Class A3
    3.93%                                          07/15/09        8,650         8,568,604
  USAA Auto Owner Trust, Series 05-2,
    Class A3
    4.07%                                          12/15/09       20,750        20,565,532
                                                                           ---------------
TOTAL ASSET BACKED SECURITIES
  (Cost $474,595,594)                                                          472,384,782
                                                                           ---------------
CORPORATE BONDS -- 13.2%
Aerospace -- 0.2%
  Northrop Grumman Corp.,
    Senior Unsecured Notes
    4.08%                                          11/16/06        2,225         2,214,253
  Northrop Grumman Corp.,
    Unsecured Notes
    7.00%                                          03/01/06        1,000         1,010,934
                                                                           ---------------
                                                                                 3,225,187
                                                                           ---------------
Banks -- 3.7%
  Bank of America Corp.,
    Senior Unsecured Notes
    3.25%                                          08/15/08        2,175         2,098,027
  Bayerische Landesbank New York,
    Senior Notes
    2.50%                                          04/28/06       12,300        12,173,396
  Citigroup, Inc.,
    Senior Unsecured Notes
    3.50%(d)                                       02/01/08        5,200         5,074,940
  J.P. Morgan Chase & Co.,
    Senior Unsecured Notes
    6.00%                                          08/01/08        3,180         3,291,904
  State Street Capital Trust II,
    Capital Securities
    4.29%(b)                                       02/15/08        1,700         1,699,422
  U.S. Bank N.A.,
    Subordinated Notes
    6.50%                                          02/01/08        3,580         3,725,620
  U.S. Central Credit Union,
    Unsecured Notes
    2.75%                                          05/30/08        3,700         3,527,025
  Wells Fargo & Co.,
    Senior Unsecured Notes
    3.97%(b)                                       09/15/09       22,515        22,514,325
  Wells Fargo & Co.,
    Unsecured Notes
    3.50%                                          04/04/08        1,200         1,171,064
                                                                           ---------------
                                                                                55,275,723
                                                                           ---------------
Energy & Utilities -- 0.4%
  Dominion Resources, Inc.,
    Senior Unsecured Notes
    3.66%                                          11/15/06        4,550         4,502,166
  Virginia Electric & Power Co.,
    Senior Unsecured Notes
    5.75%                                          03/31/06        2,315         2,329,226
                                                                           ---------------
                                                                                 6,831,392
                                                                           ---------------
Finance -- 4.4%
  Eksportfinans ASA,
    Unsecured Notes
    3.38%                                          01/15/08        9,315         9,104,062
  General Electric Capital Corp.,
    Notes
    8.75%                                          05/21/07        5,320         5,670,514
  General Electric Capital Corp.,
    Unsecured Notes
    3.45%(b)                                    07/07-01/08       34,750        34,676,835
    4.12%                                          03/04/08        8,300         8,219,390
  Household Finance Corp.,
    Unsecured Notes
    4.12%                                          12/15/08        4,375         4,299,444
  Nationwide Building Society,
    Senior Unsecured Notes
    3.50%(c)                                       07/31/07        1,975         1,937,771
  PSEG Funding Trust I,
    Capital Securities
    5.38%                                          11/16/07        1,250         1,259,743
  Student Loan Marketing Corp.,
    Senior Unsecured Notes
    3.62%                                          03/17/08          650           635,348
                                                                           ---------------
                                                                                65,803,107
                                                                           ---------------
Insurance -- 0.2%
  ASIF Global Financing,
    Unsecured Notes
    3.90%(c)                                       10/22/08        2,540         2,473,350
  Prudential Insurance Co.,
    Notes
    6.38%(c)                                       07/23/06        1,250         1,267,260
                                                                           ---------------
                                                                                 3,740,610
                                                                           ---------------
Pharmaceuticals -- 0.6%
  Merck & Co., Inc.,
    Senior Unsecured Notes
    5.25%                                          07/01/06        1,750         1,757,282
  Merck & Co., Inc.,
    Unsecured Notes
    4.73%(b)(c)                                    02/22/06        6,800         6,802,400
                                                                           ---------------
                                                                                 8,559,682
                                                                           ---------------
Railroad & Shipping -- 0.3%
  Canadian National Railway Co.,
    Senior Notes
    6.45%                                          07/15/06        3,970         4,026,592
                                                                           ---------------
Real Estate -- 0.3%
  Avalonbay Communities, Inc.,
    Senior Unsecured Notes
    8.25%                                          07/15/08        3,945         4,293,142
                                                                           ---------------
Retail Merchandising -- 0.4%
  Federated Department Stores, Inc.,
    Senior Unsecured Notes
    6.62%                                          09/01/08          800           837,580
  May Department Stores Co.,
    Unsecured Notes
    3.95%                                          07/15/07        4,675         4,609,344
                                                                           ---------------
                                                                                 5,446,924
                                                                           ---------------
Telecommunications -- 1.4%
  BellSouth Corp.,
    Unsecured Notes
    4.26%(b)(c)                                    04/26/06        5,450         5,442,326
  Lenfest Communications, Inc.,
    Senior Notes
    7.62%                                          02/15/08        3,850         4,073,069
  Sprint Capital Corp.,
    Senior Unsecured Notes
    7.12%                                          01/30/06        4,023         4,056,105

See accompanying notes to financial statements.

                                                                              37

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                    LOW DURATION BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                 Maturity       (000)           Value
                                              -------------   ----------   ---------------
CORPORATE BONDS (Continued)
Telecommunications (Continued)
  Verizon Global Funding Corp.,
    Senior Unsecured Notes
    6.12%                                          06/15/07   $    5,415   $     5,552,487
  Vodafone Group PLC,
    Senior Unsecured Notes
    3.95%                                          01/30/08        1,543         1,521,792
                                                                           ---------------
                                                                                20,645,779
                                                                           ---------------
Transportation -- 0.3%
  Union Pacific Corp.,
    Senior Unsecured Notes
    5.75%                                          10/15/07        2,025         2,064,490
  Union Pacific Corp.,
    Unsecured Notes
    6.79%                                          11/09/07        1,775         1,848,918
                                                                           ---------------
                                                                                 3,913,408
                                                                           ---------------
Yankee -- 1.0%
  Republic of Italy,
    Unsecured Notes
    2.75%(i)                                       12/15/06       13,100        12,883,457
  Tyco International Group SA (Luxembourg),
    Senior Unsecured Notes
    5.80%(i)                                       08/01/06        2,200         2,220,707
                                                                           ---------------
                                                                                15,104,164
                                                                           ---------------
TOTAL CORPORATE BONDS
  (Cost $198,536,834)                                                          196,865,710
                                                                           ---------------
FOREIGN BONDS -- 2.0%
  Bundesrepublic Deutschland
    (Germany) (EUR)
    4.75%                                          07/04/34        2,275         3,305,269
    4.00%                                          01/04/37        9,175        11,904,060
  General Electric Capital Corp.,
    Senior Unsubordinated Notes (NZD)
    6.50%                                          09/28/15          545           368,541
  Government of New Zealand (NZD)
    7.00%                                          07/15/09       12,655         9,087,069
  Province of Manitoba (NZD)
    6.38%                                          09/01/15        1,300           888,699
  Province of Ontario,
    Unsecured Notes (NZD)
    6.25%                                          06/16/15        7,480         5,101,045
                                                                           ---------------
TOTAL FOREIGN BONDS
  (Cost $30,687,458)                                                            30,654,683
                                                                           ---------------
TAXABLE MUNICIPAL BONDS -- 0.7%
  New York Sales Tax Asset
    Receivables Corp. Revenue
    Bonds, Series 04, Class B
    3.29%                                          10/15/07        2,640         2,579,729
  Texas Public Finance Authority
    Unemployment Compensation
    Obligation Assessment Revenue
    Bonds, Series 03, Class B
    2.62%                                          06/15/06        7,430         7,348,493
                                                                           ---------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $10,065,510)                                                             9,928,222
                                                                           ---------------
SHORT TERM INVESTMENTS -- 1.3%
  Federal Home Loan Bank,
    Discount Notes
    3.18%(j)                                       10/03/05       10,200        10,198,198
  Galileo Money Market Fund                                        9,661         9,660,784
                                                                           ---------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $19,858,982)                                                            19,858,982
                                                                           ---------------
TOTAL INVESTMENTS IN SECURITIES -- 125.8%
  (Cost $1,892,851,940(a))                                                   1,878,547,984
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (25.8)%
                                                                              (385,643,768)
                                                                           ---------------
NET ASSETS -- 100.0%
  (Applicable to 54,726,015 BlackRock
  shares, 38,135,228 Institutional
  shares, 38,011,617 Service shares,
  7,616,105 Investor A shares,
  4,626,719 Investor B shares and
  7,262,514 Investor C shares
  outstanding)                                                             $ 1,492,904,216
                                                                           ===============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($543,043,548/54,726,015)                                                $          9.92
                                                                           ===============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($378,711,829/38,135,228)                                                $          9.93
                                                                           ===============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($377,470,306/38,011,617)                                                $          9.93
                                                                           ===============
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($75,652,111/7,616,105)                                                  $          9.93
                                                                           ===============
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($9.93/0.970)                                                            $         10.24
                                                                           ===============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($45,941,679/4,626,719)                                                  $          9.93
                                                                           ===============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($72,084,743/7,262,514)                                                  $          9.93
                                                                           ===============

See accompanying notes to financial statements.

38

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                     LOW DURATION BOND PORTFOLIO (Concluded)

As of September 30, 2005

----------
(a)  Cost for Federal income tax purposes is $1,893,054,880. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                        $   8,995,982
      Gross unrealized depreciation                          (23,502,878)
                                                           -------------
                                                           $ (14,506,896)
                                                           =============

(b)  Rates shown are the rates as of September 30, 2005.
(c)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 5.4% of its net assets, with a current market value of $80,378,128 in securities restricted as to resale.
(d)  Securities, or a portion thereof, with a market value of $2,391,938 have been pledged as collateral for swap and swaption contracts. (e)
     Securities, or a portion thereof, pledged as collateral with a value of
     $9,138,035 on 1,496 long U.S. Treasury Note futures contracts, 2,076 short
     U.S. Treasury Note futures contracts and 408 short Euro-Bobl futures contracts expiring December 2005. The value of such contracts on September
     30, 2005 was $586,775,514 with an unrealized gain of $131,799 (including commissions of $8,879).
(f)  Securities, or a portion thereof, subject to financing transactions.
(g)  Par held is less than $1,000.
(h)  Rates shown are the effective yields as of September 30, 2005.
(i)  Security is a foreign domiciled issuer which is registered with the
     Securities and Exchange Commission.
(j)  The rate shown is the effective yield on the discount notes at the time of purchase.

See accompanying notes to financial statements.

                                                                              39

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

As of September 30, 2005

                                                                 Par
                                                 Maturity        (000)          Value
                                              -------------   ----------   ---------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS --
  58.6%
  Federal Home Loan Bank
    4.00%                                          07/13/07   $    6,212   $     6,146,606
    2.75%                                          01/09/08        4,410         4,241,084
  Federal Home Loan Bank,
    Unsecured Notes
    2.40%                                          03/30/07        6,000         5,829,096
    3.00%                                          04/30/07        5,010         4,905,036
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
    2.50%                                          08/24/06        4,525         4,452,627
    2.75%(b)                                       09/15/06        8,100         7,979,812
    3.01%                                       04/07-04/07       10,760        10,547,156
    3.50%                                          07/30/07        3,910         3,852,066
    3.30%                                          09/14/07        7,125         6,988,891
    3.25%                                          11/02/07        6,918         6,760,028
    3.06%                                          07/15/08        3,155         3,044,152
  Federal National Mortgage Association,
    Debentures
    5.88%                                          02/02/06        3,800         3,821,869
  Federal National Mortgage Association,
    Unsecured Notes
    2.10%                                          04/19/06        5,400         5,337,657
    2.00%                                          04/20/06        5,100         5,038,295
    2.75%                                          05/10/06        5,925         5,871,663
    2.80%                                          11/17/06        5,000         4,914,240
    2.71%                                          01/30/07        7,275         7,119,693
    3.00%                                          02/23/07        5,000         4,906,075
    4.15%                                          07/13/07        8,855         8,796,353
    3.53%                                          10/19/07        8,950         8,753,923
    7.12%                                          06/15/10       13,375        14,818,136
    6.62%                                          11/15/10        5,000         5,467,200
    4.75%                                          02/21/13        1,595         1,583,983
    4.12%                                          04/15/14       18,475        17,834,804
  Small Business Administration
    Participation Certificates,
    Series 96-20H, Class 1
    7.25%                                          08/01/16        1,628         1,711,050
  Small Business Administration
    Participation Certificates,
    Series 96-20J, Class 1
    7.20%                                          10/01/16        1,485         1,556,669
  Small Business Administration
    Participation Certificates, Series
    98-20J, Class 1
    5.50%                                          10/01/18        2,555         2,611,529
  U.S. Treasury Bonds
    12.75%                                         11/15/10        2,275         2,298,282
    10.62%(c)                                      08/15/15       26,000        38,907,570
    9.88%(d)                                       11/15/15        7,700        11,114,473
    8.75%                                          08/15/20        2,900         4,197,185
    8.00%                                          11/15/21        1,150         1,591,942
    6.25%                                          08/15/23        5,105         6,104,263
  U.S. Treasury Notes
    1.62%                                          02/28/06        1,180         1,169,353
    2.75%                                          06/30/06       10,880        10,777,151
    7.00%                                          07/15/06       17,175        17,550,703
    2.38%                                          08/15/06        7,775         7,662,628
    3.88%(c)                                    07/07-07/10        8,645         8,551,392
    4.00%(c)                                    08/07-09/07       64,090        63,872,451
    3.38%(c)                                       10/15/09        3,615         3,503,304
    3.50%                                          12/15/09        1,955         1,901,695
    3.62%(c)                                       01/15/10       13,655        13,339,761
    6.50%(c)                                       02/15/10       16,505        17,983,997
    5.75%                                          08/15/10        1,130         1,205,171
    4.25%(c)                                    11/14-08/15        7,485         7,436,135
    4.12%(c)                                       05/15/15        1,510         1,483,987
                                                                           ---------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $383,938,354)                                                          385,541,136
                                                                           ---------------
MORTGAGE PASS-THROUGHS -- 30.2%
  Federal Home Loan Mortgage Corp.
    9.00%                                          12/01/09          407           430,971
  Federal Home Loan Mortgage Corp.
    ARM
    3.54%(b)                                       05/01/34        3,970         3,856,925
    3.57%(b)                                       07/01/34        3,995         3,954,526
    3.74%(b)                                       07/01/34        2,441         2,371,374
    4.40%(b)                                       11/01/34        3,131         3,112,250
    4.33%(b)                                       03/01/35        9,697         9,551,181
    4.77%(b)                                    03/35-09/35       21,575        21,450,548
    4.78%(b)                                       04/01/35       11,428        11,366,006
  Federal National Mortgage
    Association
    3.55%                                          11/16/07        6,675         6,559,082
    8.00%                                       04/08-06/08          658           676,662
    6.50%                                       05/08-10/33        2,044         2,124,436
    3.25%                                          05/16/08        6,725         6,524,319
    6.09%                                          10/01/08        6,703         6,895,807
    8.50%                                       02/09-08/09          734           760,960
    9.00%                                       05/09-04/16          663           700,939
    5.00%                                       03/15-06/23        5,104         5,066,617
    6.00%                                          04/01/16            5             5,058
    7.00%                                       01/17-04/32        1,734         1,812,967
    4.50%                                          10/01/18           20            20,019
    5.50%                                       01/24-10/35        6,115         6,172,270
    7.50%                                          07/01/29          736           780,523

See accompanying notes to financial statements.

40

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
               INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                 Maturity        (000)          Value
                                              -------------   ----------   ---------------
MORTGAGE PASS-THROUGHS (Continued)
  Federal National Mortgage
    Association ARM
    4.47%(b)                                       12/01/32   $    5,125   $     5,157,293
    4.01%(b)                                       04/01/34        2,128         2,088,428
    3.89%(b)                                       05/01/34        2,353         2,303,489
    4.42%(b)                                       06/01/34        8,230         8,168,590
    3.72%(b)                                       07/01/34        3,415         3,310,500
    4.51%(b)                                       07/01/34       10,259        10,179,008
    4.64%(b)                                       02/01/35       14,074        14,031,342
    4.60%(b)                                       03/01/35        6,482         6,448,044
    4.77%(b)                                       07/01/35        7,125         7,062,933
    4.95%(b)                                       07/01/35       15,831        15,814,979
  Federal National Mortgage
    Association Hybrid, ARM
    3.47%(b)                                       06/01/34        2,740         2,725,600
  Federal National Mortgage
    Association Multi-Family
    6.54%(b)                                       12/01/18          552           564,967
  Government National Mortgage
    Association
    6.00%                                          02/15/11          468           478,609
    9.50%                                          09/15/19           46            50,417
    5.00%                                          05/20/35       10,704        10,759,428
  Government National Mortgage
    Association II ARM
    4.50%(b)                                       02/20/35        4,845         4,834,578
  Government National Mortgage
    Association II Hybrid
    3.75%(b)                                       06/20/34        3,320         3,277,057
    3.50%(b)                                       07/20/34        7,432         7,248,083
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    1.22%(e)                                       06/15/21        1,952            73,809

                                                                           ---------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $199,476,517)                                                          198,770,594
                                                                           ---------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS --
  0.1%
  Federal National Mortgage
    Association Grantor Trust, Series
    02-T6, Class A1
    3.31%
  (Cost $605,594)                                  02/25/32          654           614,468
                                                                           ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS --
  9.9%
  Bear Stearns Mortgage Trust, Series
    04-13, Class A1
    4.20%(b)                                       11/25/34        2,546         2,557,135
  Countrywide Alternative Loan Trust,
    Series 05-56, Class 1A1
    4.69%(b)                                       11/25/35        6,100         6,161,000
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 01-33,
    Class 4A1
    6.50%                                          04/25/16           26            26,196
  Deutsche Mortgage Securities, Inc.,
    Series 04-4, Class 3AR1
    3.74%(b)                                       06/25/34        1,234         1,217,096
  Federal Home Loan Mortgage Corp.,
    Series 1361, Class I
    6.00%                                          09/15/07          109           109,801
  Federal Home Loan Mortgage Corp.,
    Series 2668, Class AD
    4.00%                                          01/15/15        2,418         2,385,322
  Federal Home Loan Mortgage Corp.,
    Series 2718, Class MR
    4.00%                                          08/15/13        2,439         2,417,749
  Federal Home Loan Mortgage Corp.,
    Series 2730, Class PA
    3.75%                                          03/15/11      $ 3,256   $     3,244,490
  Federal Home Loan Mortgage Corp.,
    Series 2748, Class LJ
    4.00%                                          03/15/10        2,109         2,103,998
  Federal Home Loan Mortgage Corp.,
    Series 2990, Class WF
    4.17%(b)                                       02/15/35        4,134         4,133,462
  Federal National Mortgage
    Association, Series 01-35, Class
    VC
    6.50%                                          07/25/31        4,200         4,220,415
  Federal National Mortgage
    Association, Series 01-T2, Class B
    6.02%                                          11/25/10        3,600         3,800,072
  Federal National Mortgage
    Association, Series 04-W10, Class
    A1
    5.75%                                          08/25/34        3,133         3,145,126
  Federal National Mortgage
    Association, Series 05-29, Class
    JB
    4.50%                                          04/25/35        8,849         8,769,182
  Federal National Mortgage
    Association, Series 05-57, Class
    PA
    5.50%                                          05/25/27        3,618         3,657,231
  Federal National Mortgage
    Association, Series 05-68, Class
    PC
    5.50%                                          07/25/35        5,306         5,383,778
  GSR Mortgage Loan Trust, Series
    04-9, Class 3A1
    3.69%(b)                                       08/25/34        3,139         3,139,213
  MortgageIT Trust, Series 04-1, Class
    A1
    4.22%(b)                                       11/25/34        2,819         2,822,239
  Structured Mortgage Loan Trust,
    Series 04-13, Class A2
    4.13%(b)                                       09/25/34        1,286         1,286,204
  Summit Mortgage Trust, Series 00-1,
    Class B1
    6.29%(b)(f)                                    12/28/12           65            65,256
  Washington Mutual Mortgage
    Securities Corp., Series 03-AR4,
    Class A6
    3.42%(b)                                       05/25/33        4,350         4,251,227
                                                                           ---------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost $65,377,760)                                                            64,896,192
                                                                           ---------------
COMMERCIAL MORTGAGE BACKED SECURITIES --
  7.7%
  Bear Stearns Commercial Mortgage
    Securities, Series 02-TOP6, Class
    A1
    5.92%                                          10/15/36        2,328         2,408,038
  Bear Stearns Commercial Mortgage
    Securities, Series 04-PWR4, Class
    A1
    4.36%                                          06/11/41        2,175         2,155,162
  Chase Commercial Mortgage
    Securities Corp., Series 98-2,
    Class A1
    6.02%                                          11/18/30           19            19,337

See accompanying notes to financial statements.

                                                                              41

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
               INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                 Maturity        (000)          Value
                                              -------------   ----------   ---------------
COMMERCIAL MORTGAGE BACKED SECURITIES
  (Continued)
  First Union National Bank
    Commercial Mortgage Trust, Series
    00-C2, Class A2
    7.20%                                          10/15/32   $    3,640   $     3,991,380
  First Union-Chase Commercial
    Mortgage Trust, Series 99-C2,
    Class A2
    6.64%                                          04/15/09        5,992         6,296,402
  General Electric Capital Commercial
    Mortgage Corp., Series 02-1A,
    Class A3
    6.27%                                          12/10/35        3,540         3,788,596
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 97-C1, Class X (IO)
    1.53%(e)                                       07/15/29       10,700           464,284
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 99-C3, Class A2
    7.18%                                          08/15/36        1,446         1,546,235
  J.P. Morgan Chase Commercial
    Mortgage Securities Corp., Series
    01-C1, Class A3
    5.87%                                          10/12/35        3,580         3,749,557
  J.P. Morgan Chase Commercial
    Mortgage Securities Corp., Series
    01-CIBC, Class A3
    6.26%                                          03/15/33        1,650         1,754,699
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 00-C5,
    Class A1
    6.41%                                          12/15/19        2,154         2,213,842
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 01-C7,
    Class A3
    5.64%                                          12/15/25        3,817         3,897,010
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 04-C2,
    Class A2
    3.25%                                          03/15/29        2,100         2,004,158
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 04-C4,
    Class A1
    3.82%                                          06/15/29        2,334         2,299,110
  Master Asset Backed Securities
    Trust, Series 05-HE2, Class A2
    3.95%(b)                                       10/25/35        5,425         5,425,000
  Morgan Stanley Dean Witter Capital
    I, Series 99-WF1, Class A1
    5.91%                                          11/15/31          230           230,606
  Morgan Stanley Dean Witter Capital
    I, Series 02-TOP7, Class A1
    5.38%                                          01/15/39        3,475         3,540,921
  Wachovia Bank Commercial
    Mortgage Trust, Series 03-C5,
    Class A1
    2.99%                                          06/15/35        2,561         2,391,146
  Wachovia Bank Commercial
    Mortgage Trust, Series 04-C12,
    Class A1
    3.40%                                          07/15/41        2,342         2,282,607

                                                                           ---------------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $51,088,775)                                                            50,458,090
                                                                           ---------------
PROJECT LOANS -- 0.3%
  Federal Housing Authority, Merrill
    Lynch Project, Series 29, Class
    1A1
    7.43%                                          06/01/22          442           452,648
  Federal Housing Authority, USGI
    Project, Series 56
    7.46%                                          01/01/23        1,301         1,335,130

                                                                           ---------------
TOTAL PROJECT LOANS
  (Cost $1,782,084)                                                              1,787,778
                                                                           ---------------
ASSET BACKED SECURITIES -- 7.5%
  Boston Edison Co., Series 99-1,
    Class A4
    6.91%                                          09/15/09        3,591         3,687,760
  Capital Auto Receivables Asset Trust,
    Series 02-3, Class A3
    3.58%                                          10/16/06          681           680,571
  Capital Auto Receivables Asset Trust,
    Series 05-1, Class A4
    4.05%                                          07/15/09        5,325         5,281,761
  Chase Credit Card Master Trust,
    Series 03-6, Class A
    3.68%(b)                                       02/15/11        6,750         6,770,511
  Chase Issuance Trust, Series 04-A9,
    Class A9
    3.22%                                          06/15/10        2,225         2,170,243
  Citibank Credit Card Issuance Trust,
    Series 04-A4, Class A4
    3.20%                                          08/24/07        2,700         2,634,876
  Green Tree Financial Corp., Series
    97-5, Class A7
    7.13%                                          05/15/29        2,102         2,258,447
  MBNA Credit Card Master Note
    Trust, Series 04-A4, Class A4
    2.70%(g)                                       09/15/09        3,000         2,924,064
  MBNA Credit Card Master Notes
    Trust, Series 03-A1, Class A1
    3.30%                                          07/15/10        6,700         6,518,250
  The Money Store Small Business
    Administration Loan Trust, Series
    99-1, Class A
    3.82%(b)                                       07/15/25        1,017         1,008,921
  Structured Asset Receivables Trust,
    Series 03-2
    3.40%(b)(f)                                    01/21/09        2,745         2,744,605
  Student Loan Marketing Student
    Loan Trust, Series 04-2, Class A2
    3.18%(b)                                       04/25/13        6,505         6,502,494
  Student Loan Marketing Student
    Loan Trust, Series 05-6, Class A5B
    3.67%(b)                                       07/27/26        5,150         5,150,562
  SWB Loan-Backed Certificates,
    Series 99-1, Class A
    7.38%(f)                                       05/15/25          877           885,993

                                                                           ---------------
TOTAL ASSET BACKED SECURITIES
  (Cost $49,297,517)                                                            49,219,058
                                                                           ---------------
CORPORATE BONDS - 4.1%
Banks - 0.6%
  Depfa Bank PLC, Senior Notes
    4.25%                                          08/16/10        3,850         3,786,764
                                                                           ---------------

See accompanying notes to financial statements.

42

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
               INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                 Maturity        (000)          Value
                                              -------------   ----------   ---------------
CORPORATE BONDS (Continued)
Finance -- 1.8%
  General Electric Capital Corp.,
    Unsecured Notes
    3.45%(b)                                       01/15/08   $    6,650   $     6,664,364
  Private Export Funding Corp., Senior
    Unsecured Notes
    3.38%                                          02/15/09        5,250         5,079,107

                                                                           ---------------
                                                                                11,743,471
                                                                           ---------------
Oil & Gas -- 0.4%
  ENSCO Offshore Co.
    6.36%                                          12/01/15        2,433         2,604,999
                                                                           ---------------
Yankee -- 1.3%
  International Bank for Reconstruction
    & Development (Multiple
    Countries), Unsecured Notes
    1.00%(h)                                       02/05/15        4,100         2,971,859
  Japan Finance Corp. for Municipal
    Enterprises, Unsecured Notes
    4.62%(h)                                       04/21/15        2,800         2,779,350
  National L-Bank Landeskreditbank
    Baden-Wurttemberg (Germany),
    Unsecured Notes
    4.25%(h)                                       09/15/10        2,700         2,658,557

                                                                           ---------------
                                                                                 8,409,766
                                                                           ---------------
TOTAL CORPORATE BONDS
  (Cost $26,685,863)                                                            26,545,000
                                                                           ---------------
TAXABLE MUNICIPAL BONDS -- 0.9%
  Stanislaus County, California Taxable
    Pension Obligation Refunding
    Revenue Bonds, Series 95
    7.15%                                          08/15/13        3,200         3,488,160
  United States Department of Housing
    and Urban Development, Section
    108 Government Guaranteed
    Participation Certificates, Series
    03-A
    4.44%                                          08/01/11        2,099         2,084,708

                                                                           ---------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $5,299,000)                                                              5,572,868
                                                                           ---------------

                                                                Number
                                                              of Shares
                                                              ---------
SHORT TERM INVESTMENTS -- 0.0%
  Galileo Money Market Fund
  (Cost $29,745)                                                  29,745            29,745
                                                                           ---------------

TOTAL INVESTMENTS IN SECURITIES --
  119.3%
  (Cost $783,581,209(a))                                                   $   783,434,929
                                                                           ===============

                                                              Number of
                                                              Contracts
                                                              ----------
CALL SWAPTIONS WRITTEN -- (0.2)%
  Barclays Capital, Strike Price 5.135,
   Expires 04/21/08                                             (970)(i)          (465,212)
  Citibank, Strike Price 5.67, Expires
    01/04/10                                                    (390)(i)          (267,652)
  Warburg Dillon Read LLC, Strike
    Price 5.00, Expires   06/16/10                            (1,080)(i)          (495,936)

                                                                           ---------------
TOTAL CALL SWAPTIONS WRITTEN
  (Premiums received $1,158,410)                                                (1,228,800)
                                                                           ---------------

PUT SWAPTIONS WRITTEN -- (0.1)%
  Barclays Capital, Strike Price 5.135,
    Expires 04/21/08                                            (970)(i)          (342,313)
  Citibank, Strike Price 5.67, Expires
    01/04/10                                                    (390)(i)          (118,617)
  Warburg Dillon Read LLC, Strike
    Price 5.00, Expires 06/16/10                              (1,080)(i)          (546,372)
                                                                           ---------------
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received $1,158,410)                                                (1,007,302)
                                                                           ---------------
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (19.0)%
                                                                              (124,909,194)
                                                                           ---------------
NET ASSETS -- 100.0%
  (Applicable to 21,069,314
  Institutional shares, 82,642 Service
  shares, 33,745,460
  Investor A shares, 7,368,723 Investor
  B shares and 1,973,889
  Investor C shares outstanding)                                           $   656,289,633
                                                                           ===============

See accompanying notes to financial statements.

                                                                              43

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
               INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Concluded)

As of September 30, 2005

                                                                          Value
                                                                         -------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
 INSTITUTIONAL SHARE
 ($214,980,138/21,069,314)                                               $ 10.20
                                                                         =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SERVICE SHARE
 ($842,456/82,642)                                                       $ 10.19
                                                                         =======
NET ASSET VALUE AND REDEMPTION PRICE PER INVESTOR A SHARE
 ($345,131,015/33,745,460)                                               $ 10.23
                                                                         =======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
 ($10.23/0.960)                                                          $ 10.66
                                                                         =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred
 sales charge of 4.5%)
 PER INVESTOR B SHARE
 ($75,181,663/7,368,723)                                                 $ 10.20
                                                                         =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred
 sales charge of 1.0%)
 PER INVESTOR C SHARE
 ($20,154,361/1,973,889)                                                 $ 10.21
                                                                         =======

----------
(a)  Cost for Federal income tax purposes is $779,842,077.
     The gross unrealized appreciation (depreciation) on a
     tax basis is as follows:

       Gross unrealized appreciation                               $  6,944,520
       Gross unrealized depreciation                                 (3,351,668)
                                                                   ------------
                                                                   $  3,592,852
                                                                   ============

(b)  Rates shown are the rates as of September 30, 2005.
(c)  Securities, or a portion thereof, subject to financing transactions.
(d)  Securities, or a portion thereof, with a market value of $1,797,080 have been pledged as collateral for swap and swaption contracts.
(e)  Rates shown are the effective yields as of September 30, 2005.
(f)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 0.6% of its net assets, with a current market value of $3,695,854, in securities restricted as to resale.
(g)  Securities, or a portion thereof, pledged as collateral with a value of
     $2,924,064 on 1,130 short U.S. Treasury Note futures contracts, 521 long
     U.S. Treasury Note futures contracts and 39 long Euro-dollar futures contracts expiring December 2005. The value of such contracts on September
     30, 2005 was $187,342,861 with an unrealized loss of $640,008 (including commissions of $4,057).
(h)  Security is a foreign domiciled issuer which is registered with the
     Securities and Exchange Commission. (i) Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

44

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                          INTERMEDIATE BOND PORTFOLIO

As of September 30, 2005

                                                           Par
                                            Maturity      (000)        Value
                                          -----------  ----------  ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 35.4%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
    2.60%                                    08/07/06  $    5,955  $  5,868,855
    3.30%                                    09/14/07       9,420     9,240,050
    3.25%                                    11/02/07       9,000     8,794,485
    3.75%                                    02/27/09      10,025     9,793,733
    5.00%                                    10/27/14       5,500     5,459,278
  Federal National Mortgage
    Association, Subordinated Notes
    4.62%                                    05/01/13       1,960     1,927,464
  Federal National Mortgage
    Association, Unsecured Notes
    2.15%                                    04/13/06       9,875     9,763,590
    2.74%(b)                                 05/05/06       8,030     7,959,135
    1.75%                                    06/16/06       4,175     4,101,971
    2.71%                                    01/30/07       9,625     9,419,525
    3.00%                                    04/19/07       5,600     5,488,325
    4.15%                                    07/13/07      12,015    11,935,425
    5.00%                                    08/02/12       9,930     9,840,332
    4.75%                                    02/21/13      10,740    10,665,819
  Small Business Administration
    Participation Certificates, Series
    92-20H, Class 1
    7.40%                                    08/01/12         647       675,796
  Small Business Administration
    Participation Certificates, Series
    96-20H, Class 1
    7.25%                                    08/01/16       1,857     1,951,197
  Small Business Administration,
    Series 01-P10, Class B-1
    6.34%(b)                                 08/01/11       2,155     2,266,481
  Small Business Investment Cos.
    Pass-Through, Series 97-P10D,
    Class 1
    6.51%                                    11/10/07          93        95,914
  U.S. Treasury Bonds
    10.38%(c)(d)                             11/15/12       4,545     5,109,930
    8.12%(d)                                 08/15/19       6,475     8,840,143
    8.75%                                    08/15/20       1,760     2,547,257
    6.25%                                    08/15/23       8,215     9,823,020
  U.S. Treasury Notes
    2.38%                                    08/15/06       1,550     1,527,598
    4.00%(e)                              08/07-02/15      33,335    32,776,705
    3.38%(e)                                 10/15/09      26,320    25,506,765
    3.50%                                    12/15/09       4,755     4,625,350
    5.75%                                    08/15/10      12,505    13,336,870
    5.00%                                 02/11-08/11       2,180     2,262,965
    4.88%                                    02/15/12         750       775,283
    4.25%(e)                              11/14-08/15      56,950    56,560,455
    4.12%(e)                                 05/15/15      40,320    39,625,407
                                                                   ------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $321,892,748)                                               318,565,123
                                                                   ------------
MORTGAGE PASS-THROUGHS -- 7.0%
  Federal Home Loan Bank
    4.12%                                    02/15/08       4,500     4,470,269
  Federal Home Loan Mortgage Corp.
    3.00%                                    04/19/07       7,820     7,663,123
  Federal National Mortgage
    Association
    3.55%                                    11/16/07       8,985     8,828,966
    3.25%                                    05/16/08       8,594     8,337,546
    8.50%                                    08/01/09         168       169,084
    5.00%                                    03/02/15       4,955     4,860,731
    6.00%                                 05/16-02/17         705       725,374
    5.50%                                    01/01/20         476       483,302
  Federal National Mortgage
    Association ARM
    4.01%(b)                                 04/01/34       6,704     6,579,474
    4.98%                                    08/01/35      13,650    13,618,007
    4.83%(b)                                 09/01/35       4,550     4,537,351
  Government National Mortgage
    Association
    7.25%                                    04/15/06           1         1,133
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    1.22%(f)                                 06/15/21       3,139       118,690
  Structured Asset Securities Corp.,
    Series 03-AL1, Class A
    3.36%(g)                                 04/25/31       2,796     2,576,967
                                                                   ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $63,406,843)                                                 62,970,017
                                                                   ------------
MULTIPLE CLASS MORTGAGE PASS-THROUGHS -- 0.2%
  Federal National Mortgage
    Association Grantor Trust, Series
    02-T6, Class A1
    3.31%
  (Cost $1,700,816)                          02/25/32       1,836     1,725,739
                                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.0%
  Bear Stearns Mortgage Trust, Series
    04-12, Class 1A1
    4.18%(b)                                 01/25/35       1,129     1,130,962
  Bear Stearns Mortgage Trust, Series
    04-13, Class A1
    4.20%(b)                                 11/25/34       7,642     7,677,081
  Bear Stearns Mortgage Trust, Series
    04-7, Class 4A
    3.20%(b)                                 10/25/34       7,530     7,416,001
  Countrywide Alternative Loan Trust,
    Series 05-56, Class 1A1
    4.69%(b)                                 11/25/35       9,360     9,453,600
  Countrywide Home Loans, Series
    04-29, Class 1A1
    4.10%(b)                                 02/25/35       6,721     6,715,588
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 01-33,
    Class 4A1
    6.50%                                    04/25/16          71        71,033
  Federal Home Loan Mortgage Corp.,
    Series 1361, Class I
    6.00%                                    09/15/07         203       203,916
  Federal Home Loan Mortgage Corp.,
    Series 96T-2, Class A
    7.00%                                    01/25/21         740       737,976

See accompanying notes to financial statements.

                                                                              45

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                    INTERMEDIATE BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                           Par
                                            Maturity      (000)        Value
                                          -----------  ----------  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
  Federal National Mortgage
    Association, Series 89-16, Class B (PO)
    10.00%(h)                                03/25/19  $      125  $    104,307
  Federal National Mortgage
    Association, Series 05-29, Class AT
    4.50%                                    04/25/35       3,090     3,042,538
  Federal National Mortgage
    Association, Series 05-29, Class WB
    4.75%                                    04/25/35       3,580     3,576,384
  Federal National Mortgage
    Association, Series 05-57, Class FG
    4.23%(b)                                 05/25/35       4,942     4,960,040
  Federal National Mortgage
    Association, Series 05-57, Class PA
    5.50%                                    05/25/27       4,780     4,831,747
  Federal National Mortgage
    Association, Series 05-62, Class CQ
    4.75%                                    07/25/35       3,791     3,697,666
  GSAA Home Equity Trust, Series 04-8,
    Class A3A
    4.20%(b)                                 09/25/34       1,281     1,282,936
  MortgageIT Trust, Series 04-1, Class A1
    4.22%(b)                                 11/25/34       8,910     8,921,207
  Structured Mortgage Loan Trust,
    Series 04-13, Class A2
    4.13%(b)                                 09/25/34       4,866     4,866,290
  Structured Mortgage Loan Trust,
    Series 04-6, Class 4A1
    4.85%(b)                                 06/25/34      10,257    10,025,554
  Summit Mortgage Trust, Series 00-1,
    Class B1
    6.29%(b)(g)                              12/28/12         109       108,597
  Wells Fargo Mortgage Backed
    Securities Trust, Series 04-5,
    Class A1
    4.53%(b)                                 06/25/34      10,717    10,622,420
                                                                    -----------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost $89,700,403)                                                 89,445,843
                                                                    -----------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 8.5%
  Banc of America Commercial
    Mortgage, Inc., Series 01-1,
    Class A2
    6.50%                                    04/15/36       4,950     5,304,425
  Bayview Financial Acquisition Trust,
    Series 98-1, Class A1
    7.01%(g)                                 05/25/29         368       366,668
  Bear Stearns Commercial Mortgage
    Securities, Inc., Series 05-PWR9,
    Class A4A
    4.87%                                    09/11/42       5,030     5,022,928
  Chase Commercial Mortgage
    Securities Corp., Series 00-3,
    Class A2
    7.32%                                    10/15/32       2,005     2,201,060
  Commercial Mortgage Acceptance
    Corp., Series 98-C2, Class A2
    6.03%                                    09/15/30       5,223     5,344,208
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 02-CP5,
    Class A2
    4.94%                                    12/15/35       6,185     6,189,114
  Federal Home Loan Mortgage Corp.,
    Series 2626, Class NA
    5.00%                                    06/15/23       4,490     4,518,686
  Federal National Mortgage
    Association, Series 05-83, Class LA
    5.50%                                    10/25/35       5,960     6,030,608
  First Union National Bank
    Commercial Mortgage Trust, Series
    00-C2, Class A2
    7.20%(b)                                 10/15/32       4,430     4,857,641
  First Union National Bank
    Commercial Mortgage Trust, Series
    01-C3, Class A3
    6.42%                                    08/15/33       7,025     7,533,422
  General Electric Capital Commercial
    Mortgage Corp., Series 02-1A,
    Class A3
    6.27%                                    12/10/35       4,850     5,189,628
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 97
    7.43%                                    02/21/21         501       513,438
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 97-C1, Class X (IO)
    1.53%(f)                                 07/15/29      16,017       694,986
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 99-C3, Class A2
    7.18%                                    08/15/36       4,472     4,781,789
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 00-C2, Class A2
    7.46%                                    08/16/33       4,690     5,148,433
  Lehman Brothers Commercial
    Conduit Mortgage Trust, Series
    99-C2, Class A1
    7.10%                                    10/15/32       2,815     2,870,711
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 00-C5,
    Class A1
    6.41%                                    12/15/19       4,607     4,734,849
  NationsLink Funding Corp., Series
    99-SL, Class A6
    6.61%                                    11/10/30       3,029     3,046,233
  NYC Mortgage Loan Trust, Series
    96, Class A1
    6.75%(g)                                 06/25/11       1,736     1,764,556
                                                                    -----------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $77,103,893)                                                 76,113,383
                                                                    -----------
PROJECT LOANS -- 0.2%
  Federal Housing Authority, USGI
    Project, Series 56
    7.46%
  (Cost $1,287,864)                          01/01/23       1,280     1,313,243
                                                                    -----------

See accompanying notes to financial statements.

46

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                    INTERMEDIATE BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                           Par
                                            Maturity      (000)        Value
                                          -----------  ----------  ------------
CERTIFICATE OF DEPOSIT -- 0.2%
  SunTrust Bank, Inc.
    4.42%
  (Cost $1,375,000)                          06/15/09  $    1,375  $  1,359,738
                                                                   ------------
ASSET BACKED SECURITIES -- 9.9%
  Amresco Independence Funding,
    Inc., Series 00-1, Class A
    4.65%(b)(g)                              01/15/27       1,463     1,462,675
  Boston Edison Co., Series 99-1,
    Class A4
    6.91%                                    09/15/09       4,414     4,532,442
  Chase Issuance Trust, Series 04-A9,
    Class A9
    3.22%                                    06/15/10       6,100     5,949,879
  Citibank Credit Card Issuance Trust,
    Series 04, Class A1
    2.55%                                    01/20/07       7,880     7,692,141
  Citibank Credit Card Issuance Trust,
    Series 04-A4, Class A4
    3.20%                                    08/24/07       8,375     8,172,995
  Countrywide Asset-Backed
    Certificates, Series 04-12, Class
    2AV3
    3.96%(b)                                 10/25/35       7,290     7,289,902
  DaimlerChrysler Auto Trust, Series
    04-5, Class A3
    3.18%                                    09/08/08       7,300     7,228,679
  Epoch, Series 02, Class 2l
    3.49%(b)(g)                              05/30/07       4,900     4,949,000
  Green Tree Financial Corp., Series
    96-7, Class A6
    7.65%(c)                                 10/15/27       1,329     1,401,237
  IFC Small Business Administration
    Loan-Backed Certificates, Series
    97-1, Class A
    4.50%(b)(g)                              01/15/24         677       676,822
  MBNA Credit Card Master Note
    Trust, Series 04-A4, Class A4
    2.70%                                    09/15/09       7,900     7,700,035
  MBNA Master Credit Card Trust,
    Series 96-G, Class A
    3.95%(b)                                 12/15/08       4,415     4,421,310
  The Money Store Small Business
    Administration Loan Trust, Series
    97-2, Class A
    4.30%(b)                                 02/15/29         779       753,466
  The Money Store Small Business
    Administration Loan Trust, Series
    99-1, Class A
    3.82%(b)                                 07/15/25       1,849     1,834,402
  PBG Equipment Trust, Series 00-1A,
    Class A
    6.27%(g)                                 01/20/12       1,397     1,398,413
  PMC Capital Limited Partnership,
    Series 98-1, Class A
    5.25%(b)(g)                              04/01/21       1,024     1,040,839
  Structured Asset Receivables Trust,
    Series 03-2
    3.40%(b)(g)                              01/21/09       5,690     5,688,414
  Student Loan Marketing Association
    Student Loan Trust, Series 05-5,
    Class A1
    3.46%(b)                                 01/25/18       7,475     7,466,822
  Student Loan Marketing Student
    Loan Trust, Series 05-8 Class A4
    4.28%                                    01/25/28       7,375     7,342,734
  SWB Loan-Backed Certificates,
    Series 99-1, Class A
    7.38%(g)                                 05/15/25       1,868     1,886,309
                                                                   ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $89,172,325)                                                 88,888,516
                                                                   ------------
CORPORATE BONDS -- 35.5%
Aerospace -- 0.7%
  Lockheed Martin Corp., Debentures
    7.65%                                    05/01/16       1,340     1,622,726
  Northrop Grumman Corp., Senior
    Unsecured Notes
    4.08%                                    11/16/06       1,445     1,438,021
    7.12%                                    02/15/11         935     1,033,306
  Raytheon Co., Senior Notes
    6.75%                                    08/15/07       1,752     1,810,398
                                                                   ------------
                                                                      5,904,451
                                                                   ------------
Banks -- 11.0%
  Banc One Corp., Senior Unsecured
    Notes
    2.62%                                    06/30/08          60        57,022
  Bank of America Corp., Senior
    Unsecured Notes
    3.25%                                    08/15/08       3,100     2,990,291
  Bank of America Corp., Subordinated
    Notes
    7.20%                                    04/15/06         795       805,542
    7.80%                                    02/15/10       1,115     1,244,448
  Bank of New York Co., Inc., Senior
    Subordinated Notes
    3.80%                                    02/01/08       1,400     1,375,599
  Bank One N.A., Senior Bank Notes
    5.50%                                    03/26/07       1,385     1,404,432
  Bank One N.A., Senior Unsecured
    Notes
    3.70%                                    01/15/08       2,325     2,279,523
  BankBoston N.A., Subordinated Bank
    Notes
    6.38%                                    04/15/08       2,575     2,678,950
  BankBoston N.A., Subordinated
    Notes
    7.00%                                    09/15/07         450       469,544
  Barclays Bank PLC, Subordinated
    Notes
    7.38%(b)(g)                              06/29/49       1,500     1,682,698
  Citigroup, Inc., Senior Unsecured
    Notes
    5.75%                                    05/10/06       2,150     2,167,557
    5.00%                                    03/06/07       2,690     2,708,669
  Citigroup, Inc., Subordinated Notes
    7.75%                                    06/15/06       3,480     3,553,390
    6.38%                                    11/15/08       1,710     1,793,643
  Citigroup, Inc., Unsecured Notes
    4.12%                                    02/22/10       6,585     6,434,928
  Depfa ACS Bank, Senior Notes
    3.62%                                    10/29/08       5,150     5,019,257
  Deutsche Bank AG, Deposit Notes
    3.84%(b)                                 03/15/07       1,975     1,966,112
  Fleet National Bank, Subordinated
    Bank Notes
    5.75%                                    01/15/09         900       927,891

See accompanying notes to financial statements.

                                                                              47

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                    INTERMEDIATE BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                           Par
                                            Maturity      (000)        Value
                                          -----------  ----------  ------------
CORPORATE BONDS (Continued)
Banks (Continued)
  Fleetboston Financial Corp., Senior
    Unsecured Notes
    3.85%                                    02/15/08  $      685  $    674,831
  HBOS Treasury Services PLC,
    Unsecured Notes
    3.75%(g)                                 09/30/08       1,360     1,327,746
  HSBC Bank USA, Subordinated
    Notes
    3.87%                                    06/07/07      10,900    10,795,556
  The Huntington National Bank,
    Subordinated Bank Notes
    2.75%                                    10/16/06         750       734,858
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.25%                                    05/30/07       8,210     8,306,517
  J.P. Morgan Chase & Co.,
    Subordinated Notes
    6.25%                                    02/15/11       1,500     1,594,708
  Sumitomo Mitsui Banking Corp.,
    Subordinated Notes
    5.62%(g)                                 12/31/49       1,450     1,445,084
  SunTrust Bank, Inc., Senior
    Unsecured Notes
    3.62%                                    10/15/07       1,485     1,457,067
    4.00%                                    10/15/08       1,100     1,078,287
  Swedish Export Credit Corp.,
    Unsecured Notes
    3.50%                                    01/15/08       6,625     6,493,162
  U.S. Bank N.A., Senior Bank Notes
    2.40%                                    03/12/07       4,560     4,425,936
    4.40%                                    08/15/08         675       671,371
    3.75%                                    02/06/09         850       826,013
  U.S. Bank N.A., Subordinated Notes
    6.30%                                    07/15/08       1,360     1,420,610
  U.S. Central Credit Union, Unsecured
    Notes
    2.75%                                    05/30/08       1,915     1,825,474
  UBS Preferred Funding Trust I,
    Capital Securities
    8.62%(b)                                 10/29/49         475       550,270
  Wachovia Bank N.A., Senior Bank
    Notes
    4.38%                                    08/15/08         850       845,266
  Wachovia Corp., Subordinated Notes
    5.62%                                    12/15/08       2,150     2,216,925
  Wachovia Corp., Unsecured Notes
    4.95%                                    11/01/06       3,000     3,013,305
  Wells Fargo & Co., Senior Unsecured
    Notes
    5.90%                                    05/21/06       1,600     1,614,013
    5.25%                                    12/01/07       1,700     1,725,796
    4.00%                                    08/15/08       1,295     1,274,604
    4.20%                                    01/15/10         675       662,384
  Wells Fargo & Co., Unsecured Notes
    4.62%                                    08/09/10       3,150     3,133,050
  World Savings Bank, Unsecured
    Notes
    4.12%                                    03/10/08       1,375     1,358,188
                                                                   ------------
                                                                     99,030,517
                                                                   ------------
Broadcasting -- 0.4%
  Cox Communications, Inc., Senior
    Unsecured Notes
    7.75%                                    11/01/10         295       326,438
  Cox Communications, Inc., Senior
    Unsecured Notes
    7.12%                                    10/01/12         900       979,007
  News America, Inc., Unsecured
    Notes
    5.30%                                    12/15/14       2,550     2,537,352
                                                                   ------------
                                                                      3,842,797
                                                                   ------------
Construction -- 0.1%
  Lennar Corp., Senior Unsecured
    Notes
    5.60%(g)                                 05/31/15         410       401,566
  Pulte Homes, Inc., Senior Unsecured
    Notes
    5.20%                                    02/15/15         700       662,921
                                                                   ------------
                                                                      1,064,487
                                                                   ------------
Energy & Utilities -- 1.8%
  American Electric Power Co., Senior
    Notes
    4.71%(b)                                 08/16/07       1,205     1,203,909
  Dominion Resources, Inc., Senior
    Unsecured Notes
    3.66%                                    11/15/06       2,250     2,226,346
    5.12%                                    12/15/09         455       458,881
  DTE Energy Co., Senior Unsecured
    Notes
    5.63%                                    08/16/07       1,475     1,494,960
  NiSource Finance Corp., Unsecured
    Notes
    4.39%(b)                                 11/23/09       2,450     2,455,635
  PECO Energy Co., First Refunding
    Mortgages
    5.95%                                    11/01/11       1,900     2,010,377
  PSEG Funding Trust, Capital
    Security
    5.38%                                    11/16/07       1,450     1,461,301
  TXU Corp., Senior Unsecured Notes
    4.80%                                    11/15/09       2,400     2,312,417
  Virginia Electric and Power Co.,
    Unsecured Notes
    5.73%                                    11/25/08       2,514     2,585,337
                                                                   ------------
                                                                     16,209,163
                                                                   ------------
Entertainment & Leisure -- 0.6%
  Comcast Cable Communications
    Corp., Senior Notes
    8.38%                                 11/05-05/07       2,440     2,465,174
  Comcast Cable Holdings LLC, Senior
    Debentures
    7.88%                                    08/01/13         735       848,315
  Time Warner Cos., Inc., Senior
    Unsecured Notes
    6.75%                                    04/15/11       1,610     1,729,008
  Turner Broadcasting Corp., Senior
    Notes
    8.38%                                    07/01/13         300       353,562
                                                                   ------------
                                                                      5,396,059
                                                                   ------------
Finance -- 7.7%
  Archstone-Smith Trust Corp., Senior
    Unsecured Notes
    5.00%                                    08/15/07         850       853,969

See accompanying notes to financial statements.

48

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                     INTERMEDIATE BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                               Par
                                             Maturity         (000)           Value
                                           -------------   ----------     -------------
CORPORATE BONDS (Continued)
Finance (Continued)
  Associates Corp. of North America,
    Senior Notes
    6.25%                                       11/01/08   $    2,000     $   2,092,328
  BAE Systems Holdings, Inc.,
    Unsecured Notes
    5.20%(g)                                    08/15/15        1,230         1,211,415
  The Bear Stearns Cos., Inc.,
    Unsecured Notes
    3.25%                                       03/25/09        3,500         3,338,895
  Berkshire Hathaway Finance Corp.,
    Senior Unsecured Notes
    3.40%                                       07/02/07        2,400         2,359,032
    4.12%                                       01/15/10        2,565         2,510,648
  Cable and Wireless Optus Finance
    Ltd., Unsecured Notes
    8.00%(g)                                    06/22/10        1,425         1,620,596
  CitiFinancial Credit Co., Unsecured
    Notes
    6.62%                                       11/15/06        2,675         2,737,961
  General Electric Capital Corp.,
    Unsecured Notes
    5.38%                                       03/15/07          950           962,039
    3.45%(b)                                 07/07-01/08       10,785        10,793,184
    3.50%                                       08/15/07        3,820         3,753,303
    4.12%                                    03/08-09/09        8,255         8,098,236
    3.60%                                       10/15/08        5,635         5,478,386
  The Goldman Sachs Group, Inc.,
    Unsecured Notes
    4.75%                                       07/15/13        2,000         1,954,312
  Household Finance Corp., Senior
    Unsecured Notes
    7.20%                                       07/15/06        1,975         2,014,686
    5.75%                                       01/30/07          500           507,755
  Lehman Brothers Holdings, Inc.,
    Senior Notes
    6.62%                                       02/05/06          625           630,031
  Lehman Brothers Holdings, Inc.,
    Unsecured Notes
    4.00%                                       01/22/08        3,125         3,088,281
  Nationwide Building Society,
    Unsecured Notes
    4.25%(g)                                    02/01/10          350           342,787
  Nuveen Investments, Senior
    Unsecured Notes
    5.50%                                       09/15/15          925           912,431
  Principal Life Global Funding I,
    Unsecured Notes
    3.62%(g)                                    04/30/08        1,085         1,057,517
  Prudential Financial, Inc., Senior
    Unsecured Notes
    3.75%                                       05/01/08        1,375         1,346,208
  Prudential Funding LLC, Senior
    Unsecured Notes
    6.60%(g)                                    05/15/08          810           848,127
  SP Power Assets Ltd., Unsecured
    Notes
    3.80%(g)                                    10/22/08        1,325         1,291,411
  Student Loan Marketing Corp.,
    Senior Unsecured Notes
    3.62%                                       03/17/08        4,200         4,105,328
  Swedbank, Capital Securities
    7.50%(b)(g)                                 09/29/49        2,200         2,562,780
  Washington Mutual Finance Corp.,
    Senior Unsecured Notes
    6.25%                                       05/15/06        2,750         2,781,045
                                                                          -------------
                                                                             69,252,691
                                                                          -------------
Insurance -- 1.9%
  Allstate Financial Global Funding,
    Unsecured Notes
    5.25%(g)                                    02/01/07        1,430         1,438,870
  ASIF Global Financing, Unsecured
    Notes
    3.90%(g)                                    10/22/08          320           311,603
  CHUBB Corp., Senior Unsecured
    Notes
    4.93%                                       11/16/07        2,925         2,938,478
  MassMutual Global Funding II,
    Senior Secured Notes
    2.55%(g)                                    07/15/08        2,535         2,394,617
  Metlife, Inc., Unsecured Notes
    5.00%                                       06/15/15        1,825         1,797,330
  Metropolitan Life Global Funding,
    Inc., Unsecured Notes
    2.60%(g)                                    06/19/08        1,540         1,455,654
  New York Life Global Funding,
    Unsecured Notes
    3.88%(g)                                    01/15/09        2,945         2,873,843
  Protective Life Corp., Secured Notes
    3.70%                                       11/24/08          680           660,511
  TIAA Global Markets, Senior
    Unsecured Notes
    3.88%(g)                                    01/22/08        3,000         2,949,093
                                                                          -------------
                                                                             16,819,999
                                                                          -------------
Medical & Medical Services -- 0.4%
  Wellpoint Health Network, Inc.,
    Senior Unsecured Notes
    6.38%                                       06/15/06        2,750         2,785,032
  WellPoint, Inc., Unsecured Notes
    3.50%                                       09/01/07          630           615,519
                                                                          -------------
                                                                              3,400,551
                                                                          -------------
Motor Vehicles -- 0.3%
  DaimlerChrysler N.A. Holding Corp.,
    Unsecured Notes
    4.88%                                       06/15/10        2,000         1,962,020
    6.50%                                       11/15/13          475           502,211
  General Motors Acceptance Corp.,
    Unsecured Notes
    5.11%(b)                                    09/23/08          475           440,110
                                                                          -------------
                                                                              2,904,341
                                                                          -------------
Oil & Gas -- 1.6%
  Anadarko Petroleum Corp., Senior
    Unsecured Notes
    3.25%                                       05/01/08        1,600         1,545,592
  Encana Corp., Unsecured Notes
    4.60%                                       08/15/09          175           174,050
  Ocean Energy, Inc., Senior
    Unsecured Notes
    4.38%                                       10/01/07        1,660         1,649,974

See accompanying notes to financial statements.

                                                                              49

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                     INTERMEDIATE BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                               Par
                                               Maturity       (000)           Value
                                              -----------  ----------     -------------
CORPORATE BONDS (Continued)
Oil & Gas (Continued)
  Texas Eastern Transmission LLP,
    Senior Unsecured Notes
    5.25%                                        07/15/07  $    1,590     $   1,602,036
  Tosco Corp., Senior Notes
    7.62%                                        05/15/06       2,525         2,570,266
  Tosco Corp., Senior Unsecured
    Notes
    7.25%                                        01/01/07         805           831,030
  Union Pacific Resources, Inc.,
    Debentures
    7.38%                                        05/15/06       5,845         5,939,747
                                                                          -------------
                                                                             14,312,695
                                                                          -------------
Pharmaceuticals -- 0.7%
  Merck & Co., Inc., Unsecured Notes
    4.73%(b)(g)                                  02/22/06       3,600         3,601,271
    2.50%                                        03/30/07       1,640         1,590,551
  Schering-Plough Corp., Senior Notes
    5.30%(b)                                     12/01/13         795           819,744
                                                                          -------------
                                                                              6,011,566
                                                                          -------------
Real Estate -- 0.8%
  Avalonbay Communities, Inc., Senior
    Unsecured Notes
    5.00%                                        08/01/07       1,380         1,385,713
  EOP Operating LP, Unsecured Notes
    4.65%                                        10/01/10         765           753,441
  ERP Operating LP, Senior Notes
    7.12%                                        10/15/17         725           824,680
  The Rouse Co., Unsecured Notes
    3.62%                                        03/15/09         600           560,847
    5.38%                                        11/26/13       1,405         1,337,682
  Simon Property Group, Inc.,
    Unsecured Notes
    3.75%                                        01/30/09       2,550         2,461,222
                                                                          -------------
                                                                              7,323,585
                                                                          -------------
Retail Merchandising -- 0.2%
  Federated Department Stores, Inc.,
    Senior Unsecured Notes
    6.62%                                        09/01/08         820           858,518
  May Department Stores Co.,
    Debentures
    7.45%                                        10/15/16         860           980,430
                                                                          -------------
                                                                              1,838,948
                                                                          -------------
Telecommunications -- 2.3%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                                        03/15/13         885         1,047,104
  BellSouth Corp., Unsecured Notes
    4.26%(b)(g)                                  04/26/06       2,750         2,746,128
  Centurytel, Inc., Unsecured Notes
    5.00%                                        02/15/15         625           590,175
  Continental Cablevision, Inc., Senior
    Notes
    8.30%                                        05/15/06       1,050         1,074,069
  Lenfest Communications, Inc., Senior
    Notes
    7.62%                                        02/15/08       1,815         1,920,161
  Qwest Corp., Unsecured Notes
    8.88%                                        03/15/12         340           370,600
  SBC Communications, Inc., Senior
    Unsecured Notes
    5.88%                                        02/01/12         130           135,961
  SBC Communications, Inc.,
    Unsecured Notes
    4.39%(g)                                     06/05/06       1,900         1,897,682
  Sprint Capital Corp., Senior
    Unsecured Notes
    7.62%                                        01/30/11       1,125         1,258,881
  TCI Communications, Inc., Senior
    Debentures
    8.75%                                        08/01/15         965         1,198,217
  Verizon New Jersey, Inc., Senior
    Debentures
    5.88%                                        01/17/12       5,015         5,191,879
  Vodafone Group PLC, Senior
    Unsecured Notes
    3.95%                                        01/30/08       2,595         2,559,332
  Vodafone Group PLC, Unsecured
    Notes
    5.00%                                        09/15/15         600           595,439
                                                                          -------------
                                                                             20,585,628
                                                                          -------------
Yankee -- 5.0%
  Canadian National Railway Co.,
    Senior Unsecured Notes
    4.25%(i)                                     08/01/09       2,075         2,043,854
  Eksportfinans ASA (Norway),
    Unsecured Notes
    4.38%(i)                                     07/15/09       6,550         6,529,171
  Japan Finance Corp. for Municipal
    Enterprises, Unsecured Notes
    4.62%(i)                                     04/21/15       2,000         1,985,250
  KFW Bankengruppe (Germany),
    Senior Unsecured Notes
    3.25%(i)                                     09/21/07       3,400         3,332,248
  Landeskreditbank
    Baden-Wurttemberg-Forderbank
    (Germany), Unsecured Notes
    3.42%(i)                                     07/27/06      19,090        18,957,515
  National Westminster Bank (United
    Kingdom), Subordinated Notes
    7.75%(b)(i)                                  04/29/49       1,550         1,635,988
  Nationwide Building Society (United
    Kingdom), Unsecured Notes
    2.62%(g)(i)                                  01/30/07       2,045         1,994,812
  Province of Quebec (Canada),
    Unsecured Notes
    5.75%(i)                                     02/15/09       1,355         1,405,748
  Scottish Power PLC (United
    Kingdom), Unsecured Notes
    4.90%(i)                                     03/15/10       2,300         2,298,661
  Telecom Italia Capital (Luxembourg),
    Senior Unsecured Notes
    5.25%(i)                                     11/15/13         665           660,285
    4.95%(g)(i)                                  09/30/14         625           604,833
  Telefonica Europe BV (Netherlands),
    Senior Unsecured Notes
    7.75%(i)                                     09/15/10       2,775         3,128,296

See accompanying notes to financial statements.

50

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                     INTERMEDIATE BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                               Par
                                              Maturity        (000)           Value
                                            ------------   ----------     -------------
CORPORATE BONDS (Continued)
Yankee (Continued)
  Tyco International Group SA
    (Luxembourg), Senior Unsecured
    Notes
    5.80%(i)                                    08/01/06   $      650     $     656,118
  Vodafone Group PLC (United
    Kingdom), Senior Unsecured Notes
    7.75%(i)                                    02/15/10          280           312,317
                                                                          -------------
                                                                             45,545,096
                                                                          -------------
TOTAL CORPORATE BONDS
  (Cost $321,962,457)                                                       319,442,574
                                                                          -------------
TAXABLE MUNICIPAL BONDS -- 1.6%
  Connecticut State General
    Obligation, Series 04, Class B
    5.00%                                       12/01/15        1,010         1,096,315
  Elmhurst, Illinois Sales Tax Revenue
    Bonds, Series 98
    5.62%                                       05/15/10          250           251,752
  Oregon School Board Taxable
    Pension Deferred Interest Bonds,
    Series A
    1.00%                                       06/30/07        2,700         2,497,986
  Port Authority of New York & New
    Jersey Revenue Notes, Series 04,
    Class XX
    3.30%                                       09/15/07        4,200         4,104,786
  Sales Tax Asset Receivable Corp.
    Revenue Bonds, Series 04, Class B
    3.83%                                       10/15/09        1,280         1,243,200
  Texas Public Finance Authority
    Taxable Revenue Bonds, Series 03
    3.12%                                       06/15/07        2,020         1,975,722
  University Maryland System Auxiliary
    Facility & Tuition Revenue Bonds,
    Series 05, Class A
    5.00%                                       04/01/16        1,315         1,439,728
  Wisconsin General Revenue Bonds,
    Series 03, Class A
    4.80%                                       05/01/13        1,910         1,908,739
                                                                          -------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $14,655,796)                                                         14,518,228
                                                                          -------------

                                                             Number
                                                           of Shares
                                                           ----------
SHORT TERM INVESTMENTS -- 0.5%
  Galileo Money Market Fund
  (Cost $4,182,443)                                         4,182,443         4,182,443
                                                                          -------------
TOTAL INVESTMENTS IN SECURITIES -- 109.0%
  (Cost $986,440,588(a))                                                    978,524,847

                                                           Number of
                                                           Contracts
                                                          -----------
CALL SWAPTIONS WRITTEN -- (0.3)%
  Barclays Capital,
    Strike Price 5.135,
    Expires 04/21/08                                           (1,220)(j)      (585,112)
  Citibank, Strike Price 5.67, Expires
    01/04/10                                                   (1,250)(j)      (857,859)
  Warburg Dillon Read LLC, Strike
    Price 5.00, Expires 06/16/10                               (1,410)(j)      (647,472)
                                                                          -------------
TOTAL CALL SWAPTIONS WRITTEN
  (Premiums received $1,872,885)                                             (2,090,443)
                                                                          -------------
PUT SWAPTIONS WRITTEN -- (0.1)%
  Barclays Capital, Strike
    Price 5.135, Expires 04/21/08                              (1,220)(j)      (430,538)
  Citibank, Strike Price 5.67, Expires
    01/04/10                                                   (1,250)(j)      (380,183)
  Warburg Dillon Read LLC, Strike
    Price 5.00, Expires 06/16/10                               (1,410)(j)      (713,319)
                                                                          -------------
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received $1,872,885)                                             (1,524,040)
                                                                          -------------
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (8.6)%                                                          (77,231,001)
                                                                          -------------

NET ASSETS -- 100.0%
  (Applicable to 46,709,206 BlackRock
  shares, 33,952,927 Institutional
  shares, 10,139,795 Service shares,
  3,355,099 Investor A shares,
  1,136,248 Investor B shares and
  986,500 Investor C shares
  outstanding)                                                            $ 897,679,363
                                                                          =============

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($435,528,760/46,709,206)                                               $        9.32
                                                                          =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($316,522,453/33,952,927)                                               $        9.32
                                                                          =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($94,557,217/10,139,795)                                                $        9.33
                                                                          =============
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($31,272,404/3,355,099)                                                 $        9.32
                                                                          =============
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($9.32/0.960)                                                           $        9.71
                                                                          =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($10,594,226/1,136,248)                                                 $        9.32
                                                                          =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR C SHARE
  ($9,204,303/986,500)                                                    $        9.33
                                                                          =============

See accompanying notes to financial statements.

                                                                              51

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                    INTERMEDIATE BOND PORTFOLIO (Concluded)

As of September 30, 2005

(a)  Cost for Federal income tax purposes is $987,186,727. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation     $   2,724,574
      Gross unrealized depreciation       (11,386,454)
                                        -------------
                                        $  (8,661,880)
                                        =============

(b)  Rates shown are the rates as of September 30, 2005.
(c)  Securities, or a portion thereof, pledged as collateral with a value of
     $3,738,069 on 519 long U.S. Treasury Note futures contracts and 1,101 short
     U.S. Treasury Note futures contracts expiring December 2005. The value of such contracts on September 30, 2005 was $174,701,633 with an unrealized loss of $418,254 (including commissions of $3,119).
(d)  Securities, or a portion thereof, with a market value of $1,185,765 have been pledged as collateral for swap and swaption contracts.
(e)  Securities, or a portion thereof, subject to financing transactions.
(f)  Rates shown are the effective yields as of September 30, 2005.
(g)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 6.5% of its net assets, with a current market value of $57,979,392 in securities restricted as to resale.
(h)  Interest rate of underlying collateral.
(i)  Security is a foreign domiciled issuer which is registered with the
     Securities and Exchange Commission.
(j)  Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

52

                                 BlackRock Funds

                             SCHEDULE OF INVESTMENTS
                        INTERMEDIATE PLUS BOND PORTFOLIO

As of September 30, 2005

                                                             Number
                                                           of Shares          Value
                                                          -----------     -------------
PREFERRED STOCKS -- 0.1%
  Raytheon Co. Trust I
  (Cost $42,375)                                                  800     $      41,397
                                                                          -------------

                                                              Par
                                             Maturity        (000)           Value
                                           -------------  ----------     -------------
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 21.3%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
    3.01%                                       04/19/07  $      275           269,524
    5.00%                                       10/27/14         100            99,260
  Federal National Mortgage
    Association, Unsecured Notes
    2.15%                                       04/13/06         300           296,615
    2.74%(b)                                    05/05/06         225           223,014
    1.75%                                       06/16/06         125           122,813
    2.71%                                       01/30/07         250           244,663
    4.75%                                       02/21/13         200           198,619
    5.12%                                       05/27/15         100            98,842
  Small Business Administration
    Participation Certificates, Series
    96-20E, Class 1
    7.60%                                       05/01/16         115           121,591
  U.S. Treasury Bonds
    10.38%(c)                                   11/15/12         205           230,481
    8.75%                                       08/15/20         100           144,730
    8.00%                                       11/15/21         225           311,467
    6.25%                                       08/15/23         555           663,637
  U.S. Treasury Notes
    3.62%                                       04/30/07       1,400         1,388,187
    4.00%                                    08/07-02/15       1,790         1,767,271
    3.38%                                       02/15/08         175           171,842
    4.25%                                    08/14-08/15       1,410         1,400,864
                                                                         -------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $7,829,650)                                                          7,753,420
                                                                         -------------
MORTGAGE PASS-THROUGHS -- 23.6%
  Federal Home Loan Mortgage Corp.
    ARM
    3.33%(b)                                    07/01/34         261           258,677
  Federal Home Loan Mortgage Corp.
    Gold
    4.50%                                    03/10-10/20         336           330,217
    5.00%                                    06/20-09/35         995           982,878
    5.50%                                       10/01/35         400           400,000
  Federal Home Loan Mortgage Corp.
    Gold ARM
    4.01%(b)                                    03/01/34         144           141,273
  Federal National Mortgage
    Association
    6.00%                                    08/16-10/34         647           658,302
    5.00%                                    01/18-10/35       2,603         2,573,295
    5.50%                                    10/18-02/34         633           652,741
    4.50%                                    10/20-10/35         400           389,031
  Federal National Mortgage
    Association ARM
    4.15%(b)                                    10/01/33         317           315,011
    4.31%(b)                                    12/01/33         209           208,190
    4.29%(b)                                    01/01/34         274           272,520
    4.01%(b)                                    04/01/34         414           406,597
  Federal National Mortgage Corp.
    4.50%                                       05/17/20          97            95,158
  Government National Mortgage
    Association
    5.50%                                       10/13/35         900           899,437
                                                                        --------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $8,651,026)                                                          8,583,327
                                                                        --------------
MULTIPLE CLASS MORTGAGE
 PASS-THROUGHS -- 0.4%
  Federal Home Loan Mortgage Corp.,
    Series 05, Class B1
    4.50%                                       05/01/20          95            93,016
  Structured Asset Securities Corp.,
    Series 96-CFL, Class X1 (IO)
     2.06%(d)                                   02/25/28         397            35,260
                                                                         -------------
TOTAL MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS
  (Cost $120,775)                                                              128,276
                                                                         -------------
COLLATERALIZED MORTGAGE
 OBLIGATIONS -- 7.2%
  Bear Stearns Mortgage Trust, Series
    04-13, Class A1
    4.20%(b)                                    11/25/34         217           217,612
  Countrywide Alternative Loan Trust,
    Series 05-56, Class 1A1
    4.69%(b)                                    11/25/35         290           292,900
  Countrywide Home Loans, Series
    04-29, Class 1A1
    4.10%(b)                                    02/25/35         163           162,802
  Federal Home Loan Mortgage Corp.,
    Series 2927, Class BA
    5.50%                                       12/31/49         110           110,656
  Federal Home Loan Mortgage Corp.,
    Series 2949, Class PA
    5.50%                                       03/15/34         224           226,816
  Federal Home Loan Mortgage Corp.,
    Series 2996, Class MK
    5.50%                                       06/15/35          99            99,589
  Federal National Mortgage
    Association, Series 04-25, Class
    PA
    5.50%                                       10/25/30         202           204,401
  Federal National Mortgage
    Association, Series 04-36, Class
    BS
    5.50%                                       11/25/30         165           166,203
  Federal National Mortgage
    Association, Series 05-48, Class
    AR
    5.50%                                       02/25/35         108           109,200
  Federal National Mortgage
    Association, Series 05-57, Class
    FG
    4.23%(b)                                    05/25/35         118           118,803
  Federal National Mortgage
    Association, Series 05-57, Class
    PA
    5.50%                                       05/25/27         132           133,685
  Goldman Sachs Residential
    Mortgage Loan Trust, Series
    03-13, Class 1A1
    4.51%(b)                                    10/25/33         190           185,156

See accompanying notes to financial statements.

                                                                              53

                                 BlackRock Funds

                             SCHEDULE OF INVESTMENTS
                  INTERMEDIATE PLUS BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                               Par
                                             Maturity         (000)           Value
                                           -------------   ----------     -------------
COLLATERALIZED MORTGAGE
 OBLIGATIONS (Continued)
  MortgageIT Trust, Series 04-1, Class
    A1
    4.22%(b)                                    11/25/34  $      293     $     293,220
  Structured Mortgage Loan Trust,
    Series 04-13, Class A2
    4.13%(b)                                    09/25/34         109           108,693
  Wells Fargo Mortgage Backed
    Securities Trust, Series 04-5,
    Class A1
    4.53%(b)                                    06/25/34         193           191,204
                                                                         -------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost $2,651,944)                                                          2,620,940
                                                                         -------------
COMMERCIAL MORTGAGE BACKED
 SECURITIES -- 9.2%
  Banc of America Commercial
    Mortgage, Inc., Series 02-2, Class
    A3
    5.12%                                       07/11/43         130           131,306
  Banc of America Commercial
    Mortgage, Inc., Series 05-4, Class
    A5A
    4.93%                                       07/10/45         160           160,809
  Bear Stearns Commercial Mortgage
    Securities, Inc., Series 00-WF2,
    Class A2
    7.32%                                       10/15/32         110           120,678
  Bear Stearns Commercial Mortgage
    Securities, Inc., Series 05-PWR9,
    Class A4A
    4.87%                                       09/11/42         170           169,761
  Bear Stearns Commericial Mortgage
    Securities, Inc., Series 05-PWR7,
    Class A2
    4.94%                                       02/11/41         140           140,815
  Chase Commercial Mortgage
    Securities Corp., Series 97-1,
    Class X (IO)
    2.12%(d)                                    04/19/15       2,478            51,642
  Chase Commercial Mortgage
    Securities Corp., Series 00-3,
    Class A2
    7.32%                                       10/15/32          55            60,378
  Chase Manhattan Bank-First Union
    National Bank, Series 99-1, Class
    A2
    7.44%                                       08/15/31         185           200,806
  Citigroup Commercial Mortgage
    Trust, Series 05-EMG, Class A2
    4.22%(e)                                    09/20/51         150           146,204
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 97-C1,
    Class AX (IO)
    1.72%(d)(e)                                 06/20/29       2,387            81,749
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 97-C2,
    Class AX (IO)
    1.10%(d)                                    01/17/35         683            14,662
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 00-C1,
    Class A1
    7.32%                                       04/15/42         138           143,614
  Donaldson, Lufkin and Jenrette, Inc.
    Commerical Mortgage Corp.,
    Series 98-CF1, Class A1B
    6.41%                                       02/18/31         191           197,117
  Donaldson, Lufkin and Jenrette, Inc.
    Commerical Mortgage Corp.,
    Series 00-CKP1, Class A1B
    7.18%                                       08/10/10         100           109,212
  First Union National Bank
    Commercial Mortgage Trust, Series
    01-C3, Class A3
    6.42%                                       08/15/33         250           268,093
  General Electric Capital Commercial
    Mortgage Corp., Series 00-1, Class
    A2
    6.50%                                       01/15/33         125           133,686
  General Electric Capital Commercial
    Mortgage Corp., Series 02-1A,
    Class A3
    6.27%                                       12/10/35         170           181,905
  General Electric Capital Commercial
    Mortgage Corp., Series 05-C1,
    Class A3
    4.58%                                       06/10/48         130           128,466
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 97-C1, Class X (IO)
    1.53%(d)                                    07/15/29       1,759            76,340
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 99-C2, Class A2
    6.94%                                       09/15/33         100           106,550
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 00-C2, Class A2
    7.46%                                       08/16/33         115           126,241
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 00-C3,
    Class A2
    7.95%                                       05/15/25         140           155,987
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 01-C2,
    Class A2
    6.65%                                       11/15/27         150           162,116
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 03-C7,
    Class A3
    4.56%(b)                                    09/15/27         110           108,304
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 05-C1,
    Class A3
    4.54%                                       12/15/49         150           147,627
  Morgan Stanley Capital I, Inc.,
    Series 97-HF1, Class X
    1.69%(e)                                    07/15/29         398             6,797
                                                                         -------------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $3,403,131)                                                          3,330,865
                                                                         -------------
ASSET BACKED SECURITIES -- 7.4%
  Capital Auto Receivables Asset Trust,
    Series 04-2, Class A4
    3.75%                                       07/15/09         225           220,417
  Chase Issuance Trust, Series 04-A9,
    Class A9
    3.22%                                       06/15/10         175           170,693
  Citibank Credit Card Issuance Trust,
    Series 03-A3, Class A3
    3.10%                                       03/10/10         125           120,899

See accompanying notes to financial statements.

54

                                 BlackRock Funds

                             SCHEDULE OF INVESTMENTS
                  INTERMEDIATE PLUS BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                               Par
                                             Maturity         (000)           Value
                                           -------------  ----------     -------------
ASSET BACKED SECURITIES (Continued)
  Citibank Credit Card Issuance Trust,
    Series 04, Class A1
    2.55%                                       01/20/07  $      225     $     219,636
  DaimlerChrysler Auto Trust, Series
    05-B, Class A3
    4.04%                                       09/08/09         225           223,189
  Discover Card Master Trust I, Series
    01-2, Class A
    3.93%(b)                                    07/15/08         250           250,121
  Green Tree Financial Corp., Series
    99-2, Class A3
    6.08%                                       12/01/30          71            71,938
  Honda Auto Receivables Owner
    Trust, Series 05-4, Class A3
    4.51%                                       05/20/09         225           224,813
  MBNA Credit Card Master Note
    Trust, Series 04-A4, Class A4
    2.70%                                       09/15/09         175           170,570
  Nissan Auto Receivables Owner
    Trust, Series 03-C, Class A3
    2.23%                                       03/15/07         112           111,152
  Nissan Auto Receivables Owner
    Trust, Series 05-C, Class A3
    4.21%                                       07/15/09         250           248,461
  Residential Asset Mortgage Products,
    Inc., Series 05-RS8, Class A1
    3.95%(b)                                    05/25/25         250           250,000
  Standard Credit Card Master Trust I,
    Series 94-2, Class A
    7.25%                                       04/07/06         235           238,413
  Student Loan Marketing Student
    Loan Trust, Series 05-6, Class A5B
    3.67%(b)                                    07/27/26         175           175,019
                                                                         -------------
TOTAL ASSET BACKED SECURITIES
  (Cost $2,720,187)                                                          2,695,321
                                                                         -------------
CORPORATE BONDS -- 16.6%
Aerospace -- 0.3%
  BE Aerospace, Inc., Senior Notes
    8.50%                                       10/01/10           5             5,437
  Lockheed Martin Tactical Systems,
    Inc., Senior Debentures
    7.00%                                       09/15/23          30            34,864
  Northrop Grumman Corp., Senior
    Unsecured Notes
    4.08%                                       11/16/06          35            34,831
    7.12%                                       02/15/11          20            22,103
  Raytheon Co., Senior Unsecured
    Notes
    4.50%                                       11/15/07           7             6,969
                                                                         -------------
                                                                               104,204
                                                                         -------------
Banks -- 3.9%
  Bank of America Corp., Senior
    Unsecured Notes
    3.25%                                       08/15/08          75            72,346
    4.50%                                       08/01/10          25            24,757
  Bank of America Corp., Subordinated
    Notes
    7.80%                                       02/15/10           5             5,580
  Bank of New York Co., Inc., Senior
    Notes
    3.75%                                       02/15/08          25            24,531
  Bank One N.A., Senior Bank Notes
    5.50%                                       03/26/07          50            50,702
  Citigroup, Inc., Senior Unsecured
    Notes
    6.20%                                       03/15/09  $       35     $      36,689
  Citigroup, Inc., Subordinated Notes
    6.38%                                       11/15/08          30            31,467
  Citigroup, Inc., Unsecured Notes
    4.12%                                       02/22/10         260           254,075
  Depfa ACS Bank, Senior Notes
    3.62%                                       10/29/08          50            48,731
  HBOS Treasury Services PLC,
    Unsecured Notes
    3.50%(e)                                    11/30/07          30            29,331
  HSBC Bank USA, Subordinated
    Notes
    3.87%                                       06/07/07         225           222,844
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.25%                                       05/30/07          75            75,882
  J.P. Morgan Chase & Co.,
    Subordinated Notes
    7.12%                                       06/15/09          25            26,956
  SunTrust Bank, Inc., Senior
    Unsecured Notes
    3.62%                                       10/15/07          70            68,683
    4.00%                                       10/15/08          40            39,210
  Swedish Export Credit Corp.,
    Unsecured Notes
    3.50%                                       01/15/08          75            73,508
  U.S. Bancorp., Senior Unsecured
    Notes
    3.95%                                       08/23/07         115           113,729
  UBS Preferred Funding Trust I,
    Capital Securities
    8.62%(b)                                    10/29/49          10            11,585
  Wachovia Corp., Senior Notes
    3.50%                                       08/15/08          15            14,552
  Wells Fargo & Co., Senior Unsecured
    Notes
    5.90%                                       05/21/06         100           100,876
  Wells Fargo & Co., Unsecured Notes
    4.62%                                       08/09/10         100            99,462

                                                                         -------------
                                                                             1,425,496
                                                                         -------------
Broadcasting -- 0.5%
  Cablevision Systems Corp., Senior
    Unsecured Notes
    7.89%(b)                                    04/01/09          15            15,375
  Charter Communications Holdings LLC,
    Unsecured Notes
    10.25%                                      09/15/10          45            46,237
  Cox Communications, Inc., Senior
    Unsecured Notes
    7.12%                                       10/01/12          25            27,195
  DirecTV Holdings LLC, Senior
    Unsecured Notes
    6.38%(e)                                    06/15/15          10             9,850
  News America, Inc., Unsecured Notes
    5.30%                                       12/15/14          75            74,628
                                                                         -------------
                                                                               173,285
                                                                         -------------

See accompanying notes to financial statements.

                                                                              55

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                  INTERMEDIATE PLUS BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                             Par
                                             Maturity       (000)            Value
                                           -------------  ----------     -------------
CORPORATE BONDS (Continued)
Business Services -- 0.0%
  Service Corp. International, Senior
    Unsecured Notes
    7.70%                                       04/15/09  $        5     $       5,250
                                                                         -------------
Chemicals -- 0.0%
  BCP Crystal U.S. Holdings Corp.,
    Senior Subordinated Notes
    9.62%                                       06/15/14          10            11,175
                                                                         -------------
Computer Software & Services -- 0.0%
  Sungard Data Systems, Inc., Senior
    Unsecured Notes
    9.12%(e)                                    08/15/13           5             5,181
                                                                         -------------
Construction -- 0.1%
  International Steel Group, Inc.,
    Senior Unsecured Notes
    6.50%                                       04/15/14          15            14,813
  K. Hovnanian Enterprises, Inc.,
    Senior Unsecured Notes
    6.25%(e)                                    01/15/16          35            32,550
  Lennar Corp., Senior Unsecured
    Notes
    5.60%(e)                                    05/31/15           5             4,897
                                                                         -------------
                                                                                52,260
                                                                         -------------
Containers -- 0.0%
  Crown Holdings, Inc., Senior Secured
    Notes
    9.50%                                       03/01/11           5             5,475
                                                                         -------------
Energy & Utilities -- 0.9%
  AES Corp., Senior Secured Notes
    8.75%(e)                                    05/15/13          10            10,950
  Dominion Resources, Inc., Senior
    Unsecured Notes
    7.20%                                       09/15/14          40            44,954
  Midwest Generation LLC,
    Pass-Through Certificates
    8.56%                                       01/02/16          24            26,019
  Midwest Generation LLC, Senior
    Secured Notes
    8.75%                                       05/01/34          10            11,137
  NiSource Finance Corp., Unsecured
    Notes
    4.39%(b)                                    11/23/09          75            75,172
  PSEG Funding Trust, Capital
    Security
    5.38%                                       11/16/07          50            50,390
  Reliant Energy, Inc., Senior Secured
    Notes
    6.75%                                       12/15/14           5             4,888
  Transcontinental Gas Pipe Line
    Corp., Senior Notes
    8.88%                                       07/15/12           5             5,850
  TXU Corp., Senior Unsecured Notes
    4.80%                                       11/15/09         100            96,351
                                                                         -------------
                                                                               325,711
                                                                         -------------
Entertainment & Leisure -- 0.4%
  Comcast Cable Communications
    Corp., Senior Unsecured Notes
    6.38%                                       01/30/06           5             5,032
  Comcast Cable Communications,
    Inc., Senior Unsecured Notes
    6.75%                                       01/30/11          35            37,634
  Comcast Cable Holdings LLC, Senior
    Debentures
    7.88%                                       08/01/13           5             5,771
  MGM Mirage, Inc., Senior Notes
    6.00%                                       10/01/09          20            19,750
  Mohegan Tribal Gaming Authority,
    Senior Unsecured Notes
    6.12%                                       02/15/13          10             9,937
  Seneca Gaming Corp., Senior
    Unsecured Notes
    7.25%                                       05/01/12          15            15,375
  Time Warner Cos., Inc., Senior
    Unsecured Notes
    6.75%                                       04/15/11          35            37,587
  Turner Broadcasting Corp., Senior
    Notes
    8.38%                                       07/01/13          15            17,678
                                                                         -------------
                                                                               148,764
                                                                         -------------
Finance -- 3.3%
  BAE Systems Holdings, Inc.,
    Unsecured Notes
    5.20%(e)                                    08/15/15          40            39,396
  The Bear Stearns Cos., Inc.,
    Unsecured Notes
    3.25%                                       03/25/09          50            47,698
  Berkshire Hathaway Finance Corp.,
    Senior Unsecured Notes
    4.12%                                       01/15/10          80            78,305
  CCH I LLC
    11.00%(e)(f)                                10/01/15          26            25,187
  Crown European Holdings SA,
    Senior Secured Notes
    10.88%                                      03/01/13          10            11,600
  General Electric Capital Corp.,
    Unsecured Notes
    3.50%                                       08/15/07          50            49,127
    3.45%(b)                                    01/15/08         425           425,918
    4.12%                                    03/08-09/09         250           245,363
    3.60%                                       10/15/08          10             9,722
    3.75%                                       12/15/09          65            62,772
  Household Finance Corp., Senior
    Notes
    6.45%                                       02/01/09          20            20,945
  Morgan Stanley, Senior Unsecured
    Notes
    3.88%                                       01/15/09          25            24,369
  Morgan Stanley, Unsecured Notes
    4.00%                                       01/15/10          50            48,390
  Nationwide Building Society, Senior
    Unsecured Notes
    3.50%(e)                                    07/31/07          50            49,058
  Principal Life Global Funding I,
    Unsecured Notes
    3.62%(e)                                    04/30/08          20            19,493
  Prudential Funding LLC, Senior
    Unsecured Notes
    6.60%(e)                                    05/15/08          25            26,177
                                                                         -------------
                                                                             1,183,520
                                                                         -------------

See accompanying notes to financial statements.

56

                                 BlackRock Funds

                             SCHEDULE OF INVESTMENTS
                  INTERMEDIATE PLUS BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                              Par
                                             Maturity        (000)           Value
                                           -------------  ----------     -------------
CORPORATE BONDS (Continued)
Food & Agriculture -- 0.1%
  Smithfield Foods, Inc., Senior
    Unsecured Notes
    7.00%                                       08/01/11  $       25     $      25,500
                                                                         -------------
Industrial -- 0.1%
  Osprey Trust / Osprey I, Inc., Senior
    Secured Notes
    0.13%(b)(d)(e)(g)(h)                        01/15/49          50            24,000
                                                                         -------------
Insurance -- 0.9%
  Allstate Financial Global Funding,
    Unsecured Notes
    5.25%(e)                                    02/01/07          25            25,155
  ASIF Global Financing, Unsecured
    Notes
    3.90%(e)                                    10/22/08          45            43,819
  CHUBB Corp., Senior Unsecured
    Notes
    4.93%                                       11/16/07          75            75,346
  MassMutual Global Funding II,
    Senior Secured Notes
    2.55%(e)                                    07/15/08          35            33,062
  Metlife, Inc., Unsecured Notes
    5.00%                                       06/15/15          50            49,242
  New York Life Global Funding,
    Unsecured Notes
    3.88%(e)                                    01/15/09          45            43,913
  TIAA Global Markets, Senior
    Unsecured Notes
    3.88%(e)                                    01/22/08          45            44,236

                                                                         -------------
                                                                               314,773
                                                                         -------------
Manufacturing -- 0.1%
  Briggs & Stratton Corp., Senior
    Unsecured Notes
    8.88%                                       03/15/11          20            22,850
  Ispat Inland ULC, Senior Secured
    Notes
    9.75%                                       04/01/14          22            25,520
                                                                         -------------
                                                                                48,370
                                                                         -------------
Medical & Medical Services -- 0.1%
  Bio-Rad Laboratories, Inc., Senior
    Subordinated Notes
    6.12%                                       12/15/14          10             9,725
  Wellpoint Health Network, Inc.,
    Senior Unsecured Notes
    6.38%                                       06/15/06          25            25,318
                                                                         -------------
                                                                                35,043
                                                                         -------------
Metal & Mining -- 0.0%
  TRIMAS Corp., Senior Subordinated
    Notes
    9.88%                                       06/15/12           5             4,125
                                                                         -------------
Motor Vehicles -- 0.1%
  Arvinmeritor, Inc., Senior Notes
    6.80%                                       02/15/09          10             9,550
  DaimlerChrysler N.A. Holding Corp.,
    Notes
    4.75%                                       01/15/08          25            24,912
                                                                         -------------
                                                                                34,462
                                                                         -------------
Oil & Gas -- 0.6%
  Anadarko Petroleum Corp., Senior
    Unsecured Notes
    3.25%                                       05/01/08          50            48,300
  ANR Pipeline Co., Senior Debentures
    9.62%                                       11/01/21           5             6,175
    7.38%                                       02/15/24           5             5,155
  Chesapeake Energy Corp., Senior
    Unsecured Notes
    6.25%                                       01/15/18          30            29,400
  Devon Financing Corp., Senior
    Unsecured Notes
    6.88%                                       09/30/11          35            38,473
  Dynegy Holdings, Inc., Secured
    Notes
    10.12%(e)                                   07/15/13          15            16,725
  Encana Corp.(Canada), Bonds
    6.30%                                       11/01/11          25            26,767
  KCS Energy, Inc., Senior Unsecured
    Notes
    7.12%(e)                                    04/01/12           5             5,125
  Northwest Pipeline Corp., Senior
    Unsecured Notes
    8.12%                                       03/01/10          15            16,012
  The Williams Cos., Inc., Senior
    Unsecured Notes
    7.12%                                       09/01/11          10            10,425
                                                                         -------------
                                                                               202,557
                                                                         -------------
Paper & Forest Products -- 0.0%
  Bowater Canada Finance Corp.,
    Senior Unsecured Notes
    7.95%                                       11/15/11           5             5,038
  Georgia-Pacific Corp., Senior
    Unsecured Notes
    8.00%                                       01/15/24           5             5,506
                                                                         -------------
                                                                                10,544
                                                                         -------------
Pharmaceuticals -- 0.8%
  Merck & Co., Inc., Senior Unsecured
    Notes
    5.25%                                       07/01/06          25            25,104
  Merck & Co., Inc., Unsecured Notes
    4.73%(b)(e)                                 02/22/06         250           250,089
    2.50%                                       03/30/07          25            24,246
                                                                         -------------
                                                                               299,439
                                                                         -------------
Railroad & Shipping -- 0.0%
  Burlington Northern Santa Fe Corp.,
    Debentures
    7.29%                                       06/01/36          10            12,306
                                                                         -------------
Real Estate -- 0.2%
  AMR Real Estate, Senior Unsecured
    Notes
    8.12%                                       06/01/12           5             5,275
  The Rouse Co., Unsecured Notes
    3.62%                                       03/15/09          40            37,390
    5.38%                                       11/26/13          40            38,083
                                                                         -------------
                                                                                80,748
                                                                         -------------
Retail Merchandising -- 0.1%
  Federated Department Stores, Inc.,
    Senior Unsecured Notes
    6.30%                                       04/01/09          10            10,424
  May Department Stores Co.,
    Debentures
    7.45%                                       10/15/16          10            11,400

See accompanying notes to financial statements.

                                                                              57

                                 BlackRock Funds

                             SCHEDULE OF INVESTMENTS
                  INTERMEDIATE PLUS BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                              Par
                                             Maturity        (000)           Value
                                           -------------  ----------     -------------
CORPORATE BONDS (Continued)
Retail Merchandising (Continued)
  Movie Gallery, Inc., Senior
    Unsecured Notes
    11.00%                                      05/01/12  $        5     $       4,463

                                                                         -------------
                                                                                26,287
                                                                         -------------
Semiconductors & Related Devices -- 0.0%
  Freescale Semiconductor, Inc.,
    Senior Unsecured Notes
    6.35%(b)                                    07/15/09           5             5,138
  Magnachip Semiconductor, Secured
    Notes
    7.12%(b)                                    12/15/11          10             9,950
                                                                         -------------
                                                                                15,088
                                                                         -------------
Telecommunications -- 1.0%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                                       03/15/13         140           165,644
  Cincinnati Bell, Inc., Senior
    Unsecured Notes
    7.25%                                       07/15/13          15            15,937
  Intelsat Bermuda Ltd., Senior
    Unsecured Notes
    8.70%(b)(e)                                 01/15/12          10            10,200
  L-3 Communications Corp., Senior
    Subordinated Notes
    6.38%(e)                                    10/15/15           5             5,037
  Qwest Corp., Unsecured Notes
    7.12%(b)(e)                                 06/15/13          15            15,600
  Rogers Wireless, Inc., Senior
    Secured Notes
    7.50%                                       03/15/15          25            26,938
  Verizon Maryland, Inc., Senior
    Debentures
    6.12%                                       03/01/12          30            31,364
  Verizon New Jersey, Inc., Senior
    Debentures
    5.88%                                       01/17/12          70            72,469
                                                                         -------------
                                                                               343,189
                                                                         -------------
Transportation -- 0.2%
  Overseas Shipholding Group, Inc.,
    Senior Unsecured Notes
    7.50%                                       02/15/24          10             9,975
  Union Pacific Corp., Senior Notes
    6.62%                                       02/01/08          50            52,075
                                                                         -------------
                                                                                62,050
                                                                         -------------
Waste Management -- 0.1%
  Allied Waste N.A., Inc., Senior Notes
    8.88%                                       04/01/08          15            15,638
  Allied Waste N.A., Inc., Senior
    Secured Notes
    8.50%                                       12/01/08          25            26,062
                                                                         -------------
                                                                                41,700
                                                                         -------------
Yankee -- 2.8%
  Abitibi-Consolidated, Inc. (Canada),
    Senior Unsecured Notes
    8.38%(i)                                    04/01/15           5             4,925
  Canadian National Railway Co.,
    Senior Unsecured Notes
    4.25%(i)                                    08/01/09          40            39,400
  Eksportfinans ASA (Norway),
    Unsecured Notes
    4.38%(i)                                    07/15/09          20            19,936
  Japan Finance Corp. for Municipal
    Enterprises, Unsecured Notes
    4.62%(i)                                    04/21/15         100            99,263
  Landeskreditbank
    Baden-Wurttemberg-Forderbank
    (Germany), Unsecured Notes
    3.42%(i)                                    07/27/06         575           571,010
  Omi Corp. (Mali), Senior Notes
    7.62%(i)                                    12/01/13           5             5,100
  Scottish Power PLC (United
    Kingdom), Unsecured Notes
    4.90%(i)                                    03/15/10          25            24,985
  Telecom Italia Capital (Luxembourg),
    Senior Unsecured Notes
    5.25%(i)                                    11/15/13          25            24,823
    4.95%(e)(i)                                 09/30/14          40            38,709
  Telefonica Europe BV (Netherlands),
    Senior Unsecured Notes
    7.75%(i)                                    09/15/10         115           129,641
  Tyco International Group SA
    (Luxembourg), Senior Unsecured
    Notes
    5.80%(i)                                    08/01/06          30            30,282
  Vodafone Group PLC (United
    Kingdom), Senior Unsecured Notes
    7.75%(i)                                    02/15/10          35            39,040
                                                                         -------------
                                                                             1,027,114
                                                                         -------------
TOTAL CORPORATE BONDS
  (Cost $6,104,248)
                                                                             6,047,616
                                                                         -------------
FOREIGN BONDS -- 1.9%
  Bundesrepublic Deutschland
    (Germany) (EUR)
    4.75%                                       07/04/34          50            72,643
    4.00%                                       01/04/37         125           162,181
  Government of New Zealand (NZD)
    6.00%                                       11/15/11         145           101,229
    6.50%                                       04/15/13         215           154,792
  Province of Manitoba (NZD)
    6.38%                                       09/01/15          30            20,508
  Province of Ontario, Unsecured
    Notes (NZD)
    6.25%                                       06/16/15         120            81,835
  Republic of Italy (USD)
    4.38%                                       10/25/06          80            80,005
                                                                         -------------
TOTAL FOREIGN BONDS
  (Cost $679,337)
                                                                               673,193
                                                                         -------------
TAXABLE MUNICIPAL BONDS -- 0.8%
  Connecticut State General
    Obligation, Series 04, Class B
    5.00%                                       12/01/15          30            32,564
  Port Authority of New York & New
    Jersey Revenue Notes, Series 04,
    Class XX
    3.30%                                       09/15/07         125           122,166

See accompanying notes to financial statements.

58

                                 BlackRock Funds

                             SCHEDULE OF INVESTMENTS
                  INTERMEDIATE PLUS BOND PORTFOLIO (Concluded)

As of September 30, 2005

                                                              Par
                                             Maturity        (000)           Value
                                           -------------  ----------     -------------
TAXABLE MUNICIPAL BONDS (Continued)
  Sales Tax Asset Receivable Corp.
    Revenue Bonds, Series 04, Class B
    3.60%                                       10/15/08  $       35     $      34,069
  University Maryland System Auxiliary
    Facility & Tuition Revenue Bonds,
    Series 05, Class A
    5.00%                                       04/01/16          35            38,320
  Wisconsin General Revenue Bonds,
    Series 03, Class A
    4.80%                                       05/01/13          50            49,967

                                                                         -------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $282,941)                                                              277,086
                                                                         -------------

                                                           Par/Shares
                                                             (000)
                                                           ----------
SHORT TERM INVESTMENTS - 11.5%
  U.S. Treasury Bills
    3.15%                                       11/17/05        3,500         3,485,606
  Galileo Money Market Fund                                       678           678,062
                                                                          -------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $4,163,668)                                                           4,163,668
                                                                          -------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $36,649,282(a))                                                   $  36,315,109
                                                                          =============

                                                           Number of
                                                           Contracts
                                                           ----------
CALL SWAPTIONS WRITTEN -- (0.2)%
  Barclays Capital, Strike Price 5.135,
    Expires 04/21/08                                           (30)(j)          (14,388)
  Citibank, Strike Price 5.67, Expires
    01/04/10                                                   (40)(j)          (27,452)
  Warburg Dillon Read LLC, Strike
    Price 5.00, Expires
    06/16/10                                                   (40)(j)          (18,368)
                                                                          -------------
TOTAL CALL SWAPTIONS WRITTEN
  (Premiums received $53,450)                                                   (60,208)
                                                                          -------------
PUT SWAPTIONS WRITTEN -- (0.1)%
  Barclays Capital, Strike Price 5.135,
    Expires 04/21/08                                           (30)(j)          (10,587)
  Citibank, Strike Price 5.67, Expires
    01/04/10                                                   (40)(j)          (12,166)
  Warburg Dillon Read LLC, Strike Price 5.00,
   Expires 06/16/10                                            (40)(j)          (20,236)
                                                                          -------------
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received $53,450)                                                   (42,989)
                                                                          -------------

----------
(a)  Cost for Federal income tax purposes is $36,674,047. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation     $  71,663
     Gross unrealized depreciation      (430,601)
                                       ---------
                                       $(358,938)
                                       =========

(b)  Rates shown are the rates as of September 30, 2005.
(c)  Securities, or a portion thereof, pledged as collateral with a value of
     $112,430 on 4 long U.S. Treasury Note futures contracts, 27 short U.S.
     Treasury Note futures contacts, 7 short Euro-Bobl futures contracts and 3 long Euro-dollar futures contracts expiring December 2005. The value of such contracts on September 30, 2005 was $5,099,881 with an unrealized gain of $14,470 (including commissions of $96).
(d)  Rates shown are the effective yields as of September 30, 2005.
(e)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 3.4% of its net assets, with a market value of
     $1,041,677 in securities restricted as to resale.
(f)  Security valued at fair value as determined in good faith by or under the direction of the Trustees. As of September 30, 2005, this security had a total market value of $25,187 which represents less than 0.08% of net assets.
(g)  Non-income producing security.
(h)  Security in default.
(i)  Security is a foreign domiciled issuer which is registered with the
     Securities and Exchange Commission.
(j)  Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

                                                                              59

                                 BlackRock Funds

                       STATEMENT OF ASSETS AND LIABILITIES
                        INTERMEDIATE PLUS BOND PORTFOLIO

September 30, 2005

ASSETS
 Investments at value (Cost $36,649,282)............................................   $  36,315,109
 Cash denominated in foreign currencies (Cost $243,576).............................         241,703
 Interest receivable ...............................................................         237,116
 Principal receivable ..............................................................          12,985
 Investments sold receivable .......................................................       9,235,935
 Receivable from affiliate .........................................................          10,549
 Receivable from advisor ...........................................................           3,115
 Prepaid expenses ..................................................................          10,923
 Unrealized appreciation on forward foreign currency contracts .....................           2,303
 Unrealized appreciation on interest rate swaps ....................................           1,800
 Futures margin receivable .........................................................           6,142
                                                                                       -------------
    TOTAL ASSETS ...................................................................      46,077,680
                                                                                       -------------
LIABILITIES
 Investments purchased payable .....................................................      14,899,174
 Distributions payable .............................................................          28,221
 Transfer agent fees payable .......................................................           1,263
 Other accrued expenses payable ....................................................          35,263
 Swaptions written, at fair value (Premiums received $106,900)......................         103,197
 Futures margin payable ............................................................             984
 Unrealized depreciation on forward foreign currency contracts .....................           4,914
 Unrealized depreciation on interest rate swaps ....................................          23,701
                                                                                       -------------
    TOTAL LIABILITIES ..............................................................      15,096,717
                                                                                       -------------
NET ASSETS (Applicable to 3,067,213 BlackRock shares, 81,143 Institutional shares,
 10 Service shares, 1,974 Investor A shares, 198 Investor B shares and
 10 Investor C shares outstanding) .................................................   $  30,980,963
                                                                                       =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER BLACKROCK SHARE ($30,133,434/3,067,213)........................................   $        9.82
                                                                                       =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($825,559/81,143)..........................................   $       10.17
                                                                                       =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($102/10)(a).....................................................   $       10.19
                                                                                       =============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($19,784/1,974)...............................................   $       10.02
                                                                                       =============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($10.02/0.950)..........................   $       10.55
                                                                                       =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($1,982/198)..................................................   $       10.01
                                                                                       =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($101/10)(b)..................................................   $       10.13
                                                                                       =============

----------
(a)  Exact net assets and shares outstanding at September 30, 2005 were $101.98 and 10.009, respectively.
(b)  Exact net assets and shares outstanding at September 30, 2005 were $101.36 and 10.009, respectively.

See accompanying notes to financial statements.

60

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                        CORE BOND TOTAL RETURN PORTFOLIO

As of September 30, 2005

                                                                Number
                                                              of Shares        Value
                                                              ----------   -------------
PREFERRED STOCKS -- 0.0%
  Centaur Funding Corp.(b)
  (Cost $216,892)                                                    205   $     271,740
                                                                           -------------

                                                                  Par
                                                 Maturity        (000)         Value
                                              -------------   ----------   -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 23 1%
  Federal Home Loan Mortgage Corp.,
    Unsecured Notes
    3.35%                                          11/09/07   $    6,425       6,298,183
    4.62%                                          05/28/13        7,375       7,207,337
  Federal National Mortgage Association,
    Unsecured Notes
    2.35%                                       04/06-04/07        9,135       8,962,613
    3.02%                                          06/01/06       60,450      59,878,989
    1.75%                                          06/16/06        4,175       4,101,971
    4.00%                                          10/16/06       26,225      26,118,999
    2.71%                                          01/30/07       14,300      13,994,724
    5.12%                                          05/27/15       11,275      11,144,402
  Overseas Private Investment Co.
    4.09%                                          05/29/12          329         304,678
    4.30%                                          05/29/12          919         869,413
    4.64%                                          05/29/12          686         659,369
    4.68%                                          05/29/12          387         365,453
    4.87%                                          05/29/12        2,925       2,844,240
    5.40%                                          05/29/12        3,655       3,680,498
    5.46%                                          05/29/12          419         430,517
    5.79%                                          05/29/12          741         763,091
    5.88%(c)                                       05/29/12          395         398,179
    5.94%                                          05/29/12        1,408       1,456,496
    5.95%                                          05/29/12          401         413,059
    6.10%                                          05/29/12          473         491,682
    6.81%                                          05/29/12          572         601,909
    6.89%                                          05/29/12        4,567       4,827,787
    6.91%                                          05/29/12        1,535       1,605,551
    7.35%                                          05/29/12          413         438,557
  Resolution Funding Corp.
    Strip Bonds
    6.29%(d)                                       07/15/18        2,850       1,552,922
    6.30%(d)                                       10/15/18        2,850       1,532,639
  Small Business Administration
    Participation Certificates,
    Series 92-20H, Class 1
    7.40%                                          08/01/12           39          40,548
  Small Business Administration
    Participation Certificates,
    Series 96-20J, Class 1
    7.20%                                          10/01/16        1,157       1,212,214
  Small Business Administration
    Participation Certificates,
    Series 97-20B, Class 1
    7.10%                                          02/01/17        1,200       1,260,799
  Small Business Investment Cos.
    Pass-Through,
    Series 97-P10C, Class 1
    6.85%                                          08/01/07        1,310       1,356,064
  Small Business Investment Cos.
    Pass-Through,
    Series 97-P10D, Class 1
    6.51%                                          11/10/07           87          89,520
  Small Business Investment Cos.
    Pass-Through,
    Series 03-10A, Class 1
    4.63%                                          03/10/13        8,514       8,513,642
  U.S. Treasury Bonds
    8.75%                                       05/17-08/20        4,570       6,512,205
    8.12%(e)                                       08/15/19       46,135      62,986,870
    8.50%(e)(f)                                    02/15/20       44,990      63,529,029
    8.00%                                          11/15/21        8,320      11,517,351
    6.25%                                          08/15/23       30,790      36,816,896
    6.00%(e)                                       02/15/26       33,678      39,718,991
    6.75%(e)(f)                                    08/15/26       30,565      39,174,549
    6.12%                                          11/15/27           45          54,297
    5.38%                                          02/15/31        1,000       1,120,312
  U.S. Treasury Notes
    4.62%                                          05/15/06          405         406,408
    7.00%                                          07/15/06        7,370       7,531,219
    4.00%                                       08/07-02/15      107,730     106,997,609
    6.00%                                          08/15/09        2,300       2,445,997
    3.62%                                          01/15/10          465         454,265
    3.88%                                       07/10-09/10       24,465      24,113,554
    4.12%                                          08/15/10        1,145       1,139,857
    5.00%                                          02/15/11          320         331,788
    4.88%                                          02/15/12        2,360       2,439,558
    4.25%                                       08/13-08/15       69,165      68,732,814
    4.75%                                          05/15/14       30,810      31,741,510
                                                                           -------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $676,013,109)
                                                                             681,181,124
                                                                           -------------
MORTGAGE PASS-THROUGHS -- 22.6%
  Federal Home Loan Mortgage Corp.
    Gold
    4.00%                                       07/10-05/19        8,616       8,452,095
    5.50%                                       03/11-10/35       49,992      50,273,240
    6.00%                                       10/11-06/34       21,420      21,979,822
    6.50%                                       06/13-10/34        2,430       2,503,192
    4.50%                                       04/18-08/20       38,181      37,504,676
    5.00%                                       04/18-09/35      117,914     116,971,402
    8.00%                                       11/22-10/25           22          23,077
    7.00%                                       03/25-05/31          251         262,440
    7.50%                                       07/26-03/32          271         287,263
  Federal National Mortgage
  Association
    6.50%                                       06/08-08/35       96,346      99,163,608
    7.00%                                       11/08-08/32        9,720      10,162,185
    5.50%                                       06/11-07/35       84,641      85,733,786
    6.00%                                       09/11-11/34       35,161      35,759,432
    4.00%                                       06/14-03/20          124         119,524
    8.00%                                          11/01/15            8           8,809
    4.50%                                       01/18-10/35       31,993      31,146,384
    5.00%                                       01/18-08/35      135,705     133,737,533
    7.50%                                          09/01/22            2           2,570
  Federal National Mortgage Association
    ARM
    6.43%(g)                                       01/01/31        5,847       5,936,172
    4.83%(g)                                       09/01/35       16,546      16,500,499

See accompanying notes to financial statements.

                                                                              61

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity         (000)         Value
                                              -------------   ----------   -------------
MORTGAGE PASS-THROUGHS (Continued)
  Government National Mortgage
    Association
    7.00%                                       03/13-02/33   $    4,230   $   4,446,211
    6.00%                                       11/14-09/34        3,078       3,151,150
    9.00%                                          07/15/18            6           6,305
    6.50%                                       03/24-04/32        1,443       1,504,556
    7.50%                                          11/15/29            4           4,192
    5.50%                                       03/32-11/34           20          32,133
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    1.22%(d)                                       06/15/21        5,068         191,624

                                                                           -------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $669,754,852)                                                        665,863,880
                                                                           -------------
MULTIPLE CLASS MORTGAGE
  PASS-THROUGHS -- 0.0% Structured
  Asset Securities Corp.,
    Series 96-CFL, Class X1 (IO)
    2.06%(d)
  (Cost $698,062)                                  02/25/28        7,051         625,866
                                                                           -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.3%
  Banc of America Alternative Loan
    Trust, Series 04-6, Class 4A1
    5.00%                                          07/25/19        8,427       8,204,486
  Countrywide Alternative Loan Trust,
    Series 04-27CB, Class A1
    6.00%                                          12/25/34       14,271      14,299,892
  Federal Home Loan Mortgage Corp.,
    Series 1361, Class I
    6.00%                                          09/15/07          375         376,461
  Federal Home Loan Mortgage Corp.,
    Series 1591, Class PK
    6.35%                                          10/15/23        8,496       8,713,758
  Federal Home Loan Mortgage Corp.,
    Series 2529, Class MB
    5.00%                                          11/15/17        8,292       8,282,619
  Federal Home Loan Mortgage Corp.,
    Series 2594, Class TV
    5.50%                                          03/15/14        7,027       7,162,744
  Federal Home Loan Mortgage Corp.,
    Series 2864, Class NA
    5.50%                                          01/15/31       13,530      13,657,182
  Federal Home Loan Mortgage Corp.,
    Series 2922, Class GA
    5.50%                                          05/15/34       18,730      18,826,352
  Federal Home Loan Mortgage Corp.,
    Series 2996, Class MK
    5.50%                                          06/15/35       11,136      11,214,548
  Federal National Mortgage
    Association, Series 96-48, Class Z
    7.00%                                          11/25/26        4,262       4,436,576
  Federal National Mortgage
    Association, Series 03-16, Class
    BC
    5.00%                                          03/25/18        3,860       3,841,351
  Federal National Mortgage
    Association, Series 03-87, Class
    TJ
    4.50%                                          09/25/18        9,907       9,679,238
  Federal National Mortgage
    Association, Series 04-28, Class
    PB
    6.00%                                          08/25/28       14,121      14,295,718
  Federal National Mortgage
    Association, Series 04-88, Class
    HA
    6.50%                                          07/25/34       11,223      11,644,529
  Federal National Mortgage
    Association, Series 04-99, Class
    AO
    5.50%                                          01/25/34       13,667      13,763,318
  Federal National Mortgage
    Association, Series 05-3, Class AP
    5.50%                                          02/25/35       10,665      10,737,202
  Federal National Mortgage
    Association, Series 05-57, Class
    EG
    4.13%(g)                                       03/25/35       13,747      13,754,618
  Federal National Mortgage
    Association, Series 05-57, Class
    PA
    5.50%                                          05/25/27       21,840      22,076,118
  Federal National Mortgage
    Association, Series 05-70, Class
    NA
    5.50%                                          08/25/35        1,156       1,172,457
  Goldman Sachs Residential
    Mortgage Loan Trust, Series
    03-10, Class 2A1
    4.48%(g)                                       10/25/33        7,879       7,552,228
  Goldman Sachs Residential
    Mortgage Loan Trust, Series
    03-13, Class 1A1
    4.51%(g)                                       10/25/33       15,877      15,442,007
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (IO)
    11.00%(d)                                      02/17/17          215          52,319
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (PO)
    11.50%(h)                                      02/17/17          224         207,536
  Salomon Brothers Mortgage
    Securities VI, Series 87-2 (IO)
    11.00%(d)                                      03/06/17          160          41,599
  Salomon Brothers Mortgage
    Securities VI, Series 87-2 (PO)
    11.50%(h)                                      03/06/17          160         142,480
  Salomon Brothers Mortgage
    Securities, Series 87-3, Class A
    (PO)
    13.00%(h)                                      10/23/17           94          86,011
  Summit Mortgage Trust, Series 00-1,
    Class B1
    6.29%(b)(g)                                    12/28/12          185         185,361
  Wells Fargo Mortgage Backed
    Securities, Series 04-K, Class 1A2
    4.48%(g)                                       07/25/34       26,412      25,697,670
                                                                           -------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost $249,551,955)
                                                                             245,546,378
                                                                           -------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 8.6%
  Banc of America Commercial
    Mortgage, Inc., Series 01-1, Class
    A2
    6.50%                                          04/15/36       13,750      14,734,515
  Banc of America Commercial
    Mortgage, Inc., Series 05-1, Class
    A4
    5.03%(g)                                       11/10/42       13,880      13,878,751
  Banc of America Commercial
    Mortgage, Inc., Series 05-4, Class
    A5A
    4.93%                                          07/10/45       13,781      13,850,689

See accompanying notes to financial statements.

62

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (Continued)

As of September 30, 2005

                                                                  Par
                                                 Maturity        (000)        Value
                                              -------------   ----------   -------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  Bear Stearns Commercial Mortgage
    Securities, Inc., Series 04-PWR6,
    Class A6
    4.82%                                          11/11/41  $    14,200   $  14,070,209
  Bear Stearns Commercial Mortgage
    Securities, Inc.,
    Series 05-PWR9,
    Class A4A
    4.87%                                          09/11/42       14,730      14,709,290
  Chase Commercial Mortgage Securities Corp.,
    Series 97-1,
    Class X (IO)
    2.12%(d)                                       04/19/15       26,322         548,493
  Chase Commercial Mortgage
    Securities Corp., Series 99-2,
    Class A2
    7.20%                                          01/15/32       10,105      10,959,712
  Chase Commercial Mortgage
    Securities Corp., Series 00-3,
    Class A2
    7.32%                                          10/15/32        5,755       6,317,757
  Commercial Mortgage Acceptance
    Corp., Series 98-C2, Class A2
    6.03%                                          09/15/30       14,674      15,013,828
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 97-C1,
    Class AX (IO)
    1.72%(b)(d)                                    06/20/29       39,352       1,347,795
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 97-C2,
    Class AX (IO)
    1.10%(d)                                       01/17/35       13,179         282,880
  First Union National Bank
    Commercial Mortgage Trust, Series
    00-C2, Class A2
    7.20%                                          10/15/32       10,000      10,965,330
  First Union-Lehman Brothers
    Commercial Mortgage Trust, Series
    97-C1, Class D
    7.50%                                          04/18/29           50          52,148
  First Union-Lehman Brothers-Bank of America
    Commercial Mortgage Trust,
    Series 98-C2, Class C3
    6.56%                                          11/18/35       10,605      11,002,816
  General Electric Capital Commercial
    Mortgage Corp., Series 02-1A,
    Class A3
    6.27%                                          12/10/35       14,170      15,162,272
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 97-C1, Class X (IO)
    1.53%(d)                                       07/15/29       35,669       1,547,695
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 99-C3, Class A2
    7.18%                                          08/15/36       10,330      11,045,195
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 00-C2, Class A2
    7.46%                                          08/16/33       11,470      12,591,157
  General Motors Acceptance Corp.,
    Commercial Mortgage Securities,
    Inc., Series 03-C3, Class A3
    4.65%                                          04/10/40        1,840       1,817,147
  Goldman Sachs Mortgage Securities Corp.
    II, Series 98-C1, Class A2
    6.62%                                          10/18/30           30          31,278
  Goldman Sachs Mortgage Securities
    Corp. II, Series 98-C1, Class A3
    6.14%                                          10/18/30        6,349       6,552,346
  Goldman Sachs Mortgage Securities Corp. II,
    Series 04-GG2, Class A6
    5.40%                                          08/10/38          640         657,448
  Homebanc Mortgage Trust, Series
    05-4, Class A1
    4.10%(g)                                       10/25/35       12,735      12,769,175
  J.P. Morgan Chase Commercial
    Mortgage Securities Corp., Series
    01-C1, Class A3
    5.87%                                          10/12/35       14,370      15,050,598
  Lehman Brothers Commercial
    Conduit Mortgage Trust, Series
    98-C4, Class X (IO)
    5.00%(d)                                       09/15/23       14,319         280,377
  Lehman Brothers Commercial
    Conduit Mortgage Trust, Series
    99-C2, Class A1
    7.10%                                          10/15/32          703         716,540
  Lehman Brothers Commercial
    Conduit Mortgage Trust, Series
    99-C2, Class A2
    7.32%                                          10/15/32           85          92,020
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 00-C5,
    Class A1
    6.41%                                          12/15/19        9,485       9,746,897
  Merrill Lynch Mortgage Investors,
    Inc., Series 03-KEY1, Class A4
    5.24%                                          11/12/35        7,100       7,202,960
  Morgan Stanley Capital Investments,
    Series 99-FNV1, Class A2
    6.53%                                          03/15/31       10,415      10,895,942
  Residential Asset Mortgage Products,
    Inc., Series 04-RS7, Class AI3
    4.45%                                          07/25/28          350         347,900
  Wachovia Bank Commercial
    Mortgage Trust, Series 03, Class
    C6
    5.12%                                          08/15/35       18,000      18,161,397
                                                                           -------------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $256,789,352)                                                        252,402,557
                                                                           -------------
CERTIFICATE OF DEPOSIT -- 0.1%
  SunTrust Bank, Inc.
    4.42%
  (Cost $3,795,000)                                06/15/09        3,795       3,752,875
                                                                           -------------
ASSET BACKED SECURITIES -- 9.1%
  Bank One Issuance Trust, Series
    03-A3, Class A3
    3.88%(g)                                       12/15/10       24,025      24,086,401
  Capital Auto Receivables Asset Trust,
    Series 05-1, Class A4
    4.05%                                          07/15/09       19,850      19,688,818
  Chase Issuance Trust, Series 04-A9,
    Class A9
    3.22%                                          06/15/10       18,875      18,410,486
  Citibank Credit Card Issuance Trust,
    Series 03-A6, Class A6
    2.90%                                          05/17/10       17,060      16,374,939

See accompanying notes to financial statements.

                                                                              63

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                 Maturity        (000)         Value
                                              --------------  ----------   -------------
ASSET BACKED SECURITIES (Continued)
  Citibank Credit Card Issuance Trust,
    Series 04, Class A1
    2.55%                                          01/20/07   $   21,980   $  21,455,997
  Citibank Credit Card Issuance Trust,
    Series 04-A4, Class A4
    3.20%                                          08/24/07       23,700      23,128,356
  Countrywide Asset-Backed
    Certificates, Series 04-12, Class
    2A1
    3.95%(g)                                       01/25/29       20,139      20,139,000
  Countrywide Asset-Backed
    Certificates, Series 04-14, Class
    A4
    4.11%(g)                                       06/25/35       14,283      14,319,166
  Greenwich Capital Commercial
    Funding Corp., Series 04-GG1A,
    Class A4
    4.76%                                          06/10/36        5,255       5,237,553
  MBNA Credit Card Master Note
    Trust, Series 03, Class A7
    2.65%                                          11/15/10       20,000      19,044,938
  MBNA Credit Card Master Note
    Trust, Series 04-A4, Class A4
    2.70%                                          09/15/09       21,400      20,858,323
  Structured Asset Receivables Trust,
    Series 03-2
    3.40%(b)(g)                                    01/21/09       14,214      14,209,968
  Structured Mortgage Loan Trust,
    Series 05-19XS, Class 1A1
    4.15%(g)                                       10/25/35       16,675      16,674,758
  Student Loan Marketing Association
    Student Loan Trust, Series 99-3,
    Class A2
    3.32%(g)                                       07/25/12       12,221      12,251,887
  Student Loan Marketing Association
    Student Loan Trust, Series 05-5,
    Class A1
    3.46%(g)                                       01/25/18       21,950      21,925,987
                                                                           -------------
TOTAL ASSET BACKED SECURITIES
  (Cost $271,300,022)                                                        267,806,577
                                                                           -------------
CORPORATE BONDS -- 19.8%
Aerospace -- 0.4%
  Lockheed Martin Corp., Senior
    Debentures
    8.50%                                          12/01/29        3,205       4,413,333
  Northrop Grumman Corp., Senior
    Debentures
    7.75%                                          03/15/26        1,100       1,373,306
  Northrop Grumman Corp., Senior
    Unsecured Notes
    4.08%                                          11/16/06        3,860       3,841,356
    7.12%                                          02/15/11        1,710       1,889,789
  Raytheon Co., Senior Notes
    6.15%                                          11/01/08           18          18,715
                                                                           -------------
                                                                              11,536,499
                                                                           -------------
Banks -- 6.8%
  Banc One Corp., Senior Unsecured
    Notes
    2.62%                                          06/30/08        2,836       2,695,229
  Bank of America Corp., Senior
    Unsecured Notes
    3.88%                                          01/15/08        2,275       2,241,562
  Bank of America Corp., Senior
    Unsecured Notes
    3.25%                                          08/15/08        1,300      1,253,993
    4.50%                                          08/01/10        6,000       5,941,800
  Bank of America Corp., Subordinated
    Notes
    6.25%                                          04/01/08        1,385       1,435,852
  Bank of New York Co., Inc., Senior
    Subordinated Notes
    3.80%                                          02/01/08        3,100       3,045,970
  Bank One Texas N.A., Subordinated
    Bank Notes
    6.25%                                          02/15/08        3,225       3,344,193
  BankBoston N.A., Subordinated Bank
    Notes
    6.38%                                       03/08-04/08        2,275       2,363,167
  Barclays Bank PLC
    6.28%                                          12/15/49        1,830       1,802,550
  Citigroup Global Markets Holdings,
    Inc., Senior Unsecured Notes
    6.50%                                          02/15/08        2,880       2,998,434
  Citigroup, Inc., Senior Unsecured
    Notes
    5.75%                                          05/10/06        4,095       4,128,440
    5.50%                                          08/09/06        2,500       2,522,515
    5.00%                                          03/06/07        4,165       4,193,905
    3.50%                                          02/01/08       16,620      16,220,289
    6.20%                                          03/15/09        1,700       1,782,017
  Citigroup, Inc., Subordinated Notes
    7.75%                                          06/15/06          675         689,235
    6.38%                                          11/15/08        1,010       1,059,403
  Citigroup, Inc., Unsecured Notes
    3.62%                                          02/09/09        1,080       1,047,146
    4.12%                                          02/22/10       14,650      14,316,127
    4.62%                                          08/03/10        3,085       3,065,497
    5.85%                                          12/11/34        1,700       1,778,193
  Depfa ACS Bank, Senior Notes
    3.62%                                          10/29/08        8,000       7,796,904
  Deutsche Bank AG, Deposit Notes
    3.84%(g)                                       03/15/07        5,500       5,475,250
  Export-Import Bank Korea,
    Unsecured Notes
    4.12%(b)                                       02/10/09          135         131,986
  Fleet National Bank, Subordinated
    Bank Notes
    5.75%                                          01/15/09        1,590       1,639,274
  FleetBoston Financial Corp., Senior
    Unsecured Notes
    4.20%                                          11/30/07        3,310       3,279,217
  HBOS Treasury Services PLC,
    Senior Unsecured Notes
    3.60%(b)                                       08/15/07        2,750       2,701,465
  HBOS Treasury Services PLC,
    Unsecured Notes
    3.50%(b)                                       11/30/07        5,450       5,328,547
  HSBC Bank USA, Subordinated
    Notes
    3.87%                                          06/07/07       22,275      22,061,561
  The Huntington National Bank,
    Subordinated Bank Notes
    2.75%                                          10/16/06        1,685       1,650,980

See accompanying notes to financial statements.

64

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                 Maturity       (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Banks (Continued)
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.35%                                          03/01/07   $    4,902   $   4,950,824
    5.25%                                          05/30/07          450         455,290
    4.00%                                          02/01/08        1,915       1,889,732
    3.62%                                          05/01/08        2,509       2,449,732
  Korea Development Bank, Notes
    4.25%                                          11/13/07           70          69,310
  National City Bank Indiana,
    Unsecured Notes
    3.30%                                          05/15/07        1,000         979,599
  National City Bank, Unsecured Notes
    3.38%                                          10/15/07        4,235       4,162,895
  The Royal Bank of Scotland Capital
    Trust
    4.71%(g)                                       12/29/49        1,395       1,345,857
    6.80%                                          12/31/49        3,000       3,067,722
  SunTrust Bank, Inc., Senior
    Unsecured Notes
    3.62%                                          10/15/07        2,855       2,801,297
    4.00%                                          10/15/08        3,000       2,940,783
  Swedish Export Credit Corp.,
    Unsecured Notes
    2.88%                                          01/26/07        2,700       2,653,317
  U.S. Bancorp., Senior Unsecured
    Notes
    3.95%                                          08/23/07        1,315       1,300,469
  U.S. Bank N.A., Senior Bank Notes
    2.40%                                          03/12/07        6,500       6,308,900
    4.40%                                          08/15/08        7,450       7,409,941
  UBS Preferred Funding Trust I,
    Capital Securities
    8.62%(g)                                       10/29/49        1,390       1,610,265
  Wachovia Bank N.A., Senior Bank
    Notes
    4.38%                                          08/15/08        7,550       7,507,954
  Wachovia Corp., Senior Notes
    3.50%                                          08/15/08        1,945       1,886,862
  Wells Fargo & Co., Senior Unsecured
    Notes
    4.00%                                          08/15/08        4,190       4,124,008
    4.20%                                          01/15/10        3,970       3,895,801
  Wells Fargo & Co., Unsecured Notes
    4.62%                                          08/09/10        6,735       6,698,759
  World Savings Bank, Unsecured
    Notes
    4.12%                                          03/10/08        3,675       3,630,065
                                                                           -------------
                                                                             200,130,083
                                                                           -------------
Broadcasting -- 0.3%
  News America, Inc., Senior
    Debentures
    7.75%                                       01/24-12/45        1,395       1,603,223
    7.12%                                          04/08/28        1,175       1,280,040
    7.28%                                          06/30/28          300         332,604
    7.62%                                          11/30/28        2,010       2,310,795
    8.45%                                          08/01/34          840       1,054,682
    6.75%                                          01/09/38           30          32,651
    8.25%                                          10/17/49           45          54,412
    7.90%                                          12/01/49          120         138,941
  News America, Inc., Senior
    Unsecured Notes
    6.20%                                          12/15/34          850         851,284
                                                                           -------------
                                                                               7,658,632
                                                                           -------------
CORPORATE BONDS (Continued)
Construction -- 0.0%
  Lennar Corp., Senior Unsecured
    Notes
    5.60%(b)                                       05/31/15        1,310       1,283,054
                                                                           -------------
Energy & Utilities -- 0.5%
  Centerpoint Eneregy Resources
    Corp., Unsecured Notes
    7.88%                                          04/01/13          205         236,486
  Detroit Edison Co., Senior Notes
    6.35%                                          10/15/32            5           5,395
  Detroit Edison Co., Senior Secured
    Notes
    6.12%                                          10/01/10          210         221,304
  Dominion Resources, Inc., Senior
    Unsecured Notes
    6.25%                                          06/30/12           60          63,613
  FirstEnergy Corp., Senior Unsecured
    Notes
    5.50%                                          11/15/06          415         418,508
    6.45%                                          11/15/11          185         196,883
    7.38%                                          11/15/31          330         388,476
  Florida Power & Light Co.,
    First Mortgage Bonds
    5.90%                                          03/01/33          550         569,094
    4.95%                                          06/01/35        2,200       2,038,957
  Korea Electric Power Corp., Notes
    5.12%(b)                                       04/23/34           75          74,471
  Niagara Mohawk Power Corp.,
    Senior Notes
    7.62%                                          10/01/05          378         378,049
  Pennsylvania Electric Co.,
    Senior Unsecured Notes
    5.12%                                          04/01/14        1,525       1,514,331
  Scottish Power PLC, Unsecured
    Notes
    5.38%                                          03/15/15        2,150       2,168,464
  Tenaska Alabama II Partners LP,
    Senior Secured Notes
    6.12%(b)                                       03/30/23          136         139,748
  TXU Corp., Senior Unsecured Notes
    4.80%                                          11/15/09        6,000       5,781,042
                                                                           -------------
                                                                              14,194,821
                                                                           -------------
Entertainment & Leisure -- 0.7%
  Comcast Cable Communications
    Corp., Senior Notes
    8.38%                                          11/01/05          160         160,491
  Comcast Cable Communications
    Corp., Senior Unsecured Notes
    6.38%                                          01/30/06           95          95,603
    7.05%                                          03/15/33        1,235       1,374,492
  Comcast Cable Holdings LLC, Senior
    Debentures
    9.80%                                          02/01/12          260         319,761
    7.88%                                       08/13-02/26        5,005       5,960,689
  Comcast Corp., Unsecured Notes
    5.65%                                          06/15/35        1,870       1,748,001
  Mashantucket West Pequot, Notes
    5.91%(b)                                       09/01/21        1,060       1,066,127
  Time Warner Cos., Inc., Debentures
    6.95%                                          01/15/28        8,720       9,448,687
  Time Warner Cos., Inc., Senior
    Debentures
    9.12%                                          01/15/13          605         738,734
    8.05%                                          01/15/16           70          82,187

See accompanying notes to financial statements.

                                                                              65

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                 Maturity        (000)        Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Entertainment & Leisure (Continued)
  Time Warner Cos., Inc., Senior
    Unsecured Notes
    6.75%                                          04/15/11   $    1,080   $   1,159,831
                                                                           -------------
                                                                              22,154,603
                                                                           -------------
Finance -- 4.6%
  BAE Systems Holdings, Inc.,
    Unsecured Notes
    5.20%(b)                                       08/15/15        4,260       4,195,631
  BankBoston Capital Trust I, Capital
    Securities
    8.25%                                          12/15/26           75          80,615
  Berkshire Hathaway Finance Corp.,
    Senior Unsecured Notes
    3.40%                                          07/02/07        8,030       7,892,928
    4.12%                                          01/15/10          895         876,035
  Berkshire Hathaway Finance Corp.,
    Unsecured Notes
    4.75%(b)                                       05/15/12        4,000       3,973,115
  Eksportfinans ASA, Unsecured Notes
    3.38%                                          01/15/08       12,900      12,607,879
  General Electric Capital Corp.,
    Unsecured Notes
    5.38%                                          03/15/07        6,490       6,572,248
    3.45%(g)                                    07/07-01/08       41,180      41,233,721
    4.12%                                       03/08-09/09       21,780      21,370,393
    3.60%                                          10/15/08        1,425       1,385,395
  Golden West Financial Corp., Senior
    Unsecured Notes
    4.12%                                          08/15/07          160         158,848
  HSBC Finance Corp., Senior
    Unsecured Notes
    7.88%                                          03/01/07        2,200       2,296,954
    4.75%                                          05/15/09        2,780       2,772,291
  Lehman Brothers Holdings, Inc.,
    Senior Unsecured Notes
    7.88%                                          08/15/10        2,307       2,611,709
  Morgan Stanley, Senior Unsecured
    Notes
    5.80%                                          04/01/07        2,000       2,035,980
  Nationwide Building Society, Senior
    Unsecured Notes
    3.50%(b)                                       07/31/07        7,250       7,113,337
  Nationwide Building Society,
    Unsecured Notes
    4.25%(b)                                       02/01/10        2,100       2,056,720
  NB Capital Trust IV, Capital
    Securities
    8.25%                                          04/15/27          125         135,137
  Platinum Underwriters Finance, Inc.,
    Senior Unsecured Notes
    7.50%(b)                                       06/01/17        2,800       2,782,377
  Pricoa Global Funding I, Senior
    Secured Notes
    4.35%(b)                                       06/15/08        2,735       2,709,094
  Qwest Capital Funding, Inc., Senior
    Notes
    6.38%                                          07/15/08        3,350       3,249,500
  SP Powerassets Ltd., Unsecured
    Notes
    5.00%(b)                                       10/22/13          300         302,406
  Swedbank, Capital Securities
    7.50%(b)(g)                                    09/29/49        2,800       3,261,720
  Telecom Polska SA Eurofinance BV,
    Senior Notes
    7.75%(b)                                       12/10/08          110         119,006
  USAA Capital Corp., Senior
    Unsecured Notes
    4.00%(b)                                       12/10/07        3,065       3,028,012
                                                                           -------------
                                                                             134,821,051
                                                                           -------------
Industrial -- 0.0%
  Osprey Trust / Osprey I, Inc., Senior
    Secured Notes
    7.63%(b)(d)(g)(i)(j)                           01/15/49        2,375       1,140,000
                                                                           -------------
Insurance -- 1.2%
  Allstate Financial Global Funding
    LLC, Senior Unsecured Notes
    6.15%(b)                                       02/01/06        4,400       4,425,718
  Liberty Mutual Group, Inc.,
    Unsecured Notes
    6.50%(b)                                       03/15/35        1,875       1,721,704
  Marsh & McLennan Cos., Inc., Senior
    Unsecured Notes
    5.75%                                          09/15/15        1,910       1,891,721
  MassMutual Global Funding II,
    Senior Secured Notes
    2.55%(b)                                       07/15/08        3,740       3,532,886
  MetLife, Inc., Senior Unsecured
    Notes
    6.38%                                          06/15/34          900         979,201
    5.70%                                          06/15/35        2,025       2,007,747
  Monumental Global Funding II,
    Senior Unsecured Notes
    5.20%(b)                                       01/30/07        2,650       2,666,014
  Monumental Global Funding II,
    Unsecured Notes
    3.85%(b)                                       03/03/08          210         206,095
  New York Life Global Funding,
    Unsecured Notes
    3.88%(b)                                       01/15/09        2,000       1,951,676
  Protective Life Corp., Secured Notes
    3.70%                                          11/24/08        1,885       1,830,976
  Prudential Financial, Inc., Unsecured
    Notes
    5.40%                                          06/13/35        2,500       2,369,049
  Sun Life of Canada Capital Trust,
    Capital Securities
    8.53%(b)                                       05/29/49        2,880       3,114,000
  TIAA Global Markets, Senior
    Unsecured Notes
    3.88%(b)                                       01/22/08        5,965       5,863,780
  Wellpoint, Inc., Unsecured Notes
    5.95%                                          12/15/34        2,890       3,012,998
  XL Capital Ltd. (Kyrgyzstan), Senior
    Unsecured Notes
    6.38%                                          11/15/24          740         756,828
                                                                           -------------
                                                                              36,330,393
                                                                           -------------
Manufacturing -- 0.1%
  Belvoir Land LLC Revenue Bonds,
    Unsecured Notes
    5.27%(b)                                       12/15/47        2,000       1,918,320

See accompanying notes to financial statements.

66

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                 Maturity       (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Manufacturing (Continued)
  ITT Industries, Inc., Debentures
    7.40%                                          11/15/25   $      125   $     149,052
                                                                           -------------
                                                                               2,067,372
                                                                           -------------
Motor Vehicles -- 0.1%
  DaimlerChrysler AG, Senior
    Debentures
    7.45%                                          03/01/27        1,425       1,550,598
  DaimlerChrysler N.A. Holding Corp.,
    Unsecured Notes
    4.05%                                          06/04/08          205         199,071
  General Motors Acceptance Corp.,
    Debentures
    6.51%(d)                                       12/01/12        1,630         834,350
                                                                           -------------
                                                                               2,584,019
                                                                           -------------
Oil & Gas -- 0.6%
  Anadarko Finance Co., Senior
    Unsecured Notes
    7.50%                                          05/01/31          980       1,206,487
  Atlantic Richfield Co., Debentures
    9.12%(f)                                       03/01/11        4,960       5,972,832
  Consolidated Natural Gas Co.,
    Debentures
    6.80%                                          12/15/27        2,500       2,820,052
  Consolidated Natural Gas Co.,
    Senior Unsecured Notes
    5.38%                                          11/01/06        2,405       2,423,543
  Devon Financing Corp., Senior
    Unsecured Notes
    6.88%                                          09/30/11          110         120,914
    7.88%                                          09/30/31        2,335       2,940,421
  Halliburton Co., Debentures
    7.60%                                          08/15/46        1,429       1,717,234
  Pemex Project Funding Master Trust
    9.50%(b)                                       09/15/27           45          59,107
  Petro-Canada, Senior Unsecured
    Notes
    5.95%                                          05/15/35        1,820       1,827,439
                                                                           -------------
                                                                              19,088,029
                                                                           -------------
Pharmaceuticals -- 0.1%
  Bristol-Myers Squibb Co., Senior
    Debentures
    6.88%                                          08/01/97        1,679       1,932,180
  Merck & Co., Inc., Senior Debentures
    6.40%                                          03/01/28        1,000       1,079,577
                                                                           -------------
                                                                               3,011,757
                                                                           -------------
Real Estate -- 0.3%
  Avalonbay Communities, Inc.,
    Unsecured Notes
    4.95%                                          03/15/13        2,300       2,258,759
  Camden Property Trust, Unsecured
    Notes
    4.70%                                          07/15/09        1,400       1,382,024
  EOP Operating LP, Unsecured Notes
    4.65%                                          10/01/10          665         654,952
  Pulte Homes, Inc., Senior Unsecured
    Notes
    6.00%                                          02/15/35        1,040         943,242
  The Rouse Co., Unsecured Notes
    3.62%                                          03/15/09        1,455       1,360,052
    5.38%                                          11/26/13        1,685       1,604,267
                                                                           -------------
                                                                               8,203,296
                                                                           -------------
Retail Merchandising -- 0.1%
  Federated Department Stores, Senior
    Debentures
    6.79%                                          07/15/27          590         629,748
  May Department Stores Co.,
    Debentures
    7.88%                                          03/01/30          375         447,023
    6.70%                                          07/15/34        1,000       1,047,231
  May Department Stores Co., Senior
    Debentures
    8.12%                                          08/15/35        1,150       1,296,150
  May Department Stores Co.,
    Unsecured Notes
    4.80%                                          07/15/09           50          49,802
                                                                           -------------
                                                                               3,469,954
                                                                           -------------
Telecommunications -- 1.5%
  BellSouth Corp., Unsecured Notes
    4.26%(b)(g)                                    04/26/06       13,325      13,306,238
  Continental Cablevision, Inc., Senior
    Notes
    8.30%(f)                                       05/15/06        5,655       5,784,630
  Deutsche Telekom International
    Finance BV (Netherlands), Senior
    Unsecured Notes
    8.75%                                          06/15/30        1,285       1,658,959
  GTE Corp., Debentures
    6.94%                                          04/15/28          475         519,248
  New England Telephone & Telegraph
    Co., Debentures
    7.88%                                          11/15/29        1,355       1,576,683
  SBC Communications, Inc.,
    Unsecured Notes
    4.39%(b)                                       06/05/06       11,500      11,485,970
    6.45%                                          06/15/34        1,625       1,715,188
    6.15%                                          09/15/34          265         271,190
  Sprint Capital Corp., Senior Notes
    6.12%                                          11/15/08           70          72,690
    6.88%                                          11/15/28        1,055       1,165,433
  Sprint Capital Corp., Senior
    Unsecured Notes
    8.38%                                          03/15/12           55          64,726
    8.75%                                          03/15/32        2,740       3,674,143
  Verizon Global Funding Corp., Senior
    Unsecured Notes
    7.75%                                          12/01/30           75          91,371
  Verizon Global Funding Corp.,
    Unsecured Notes
    5.85%                                          09/15/35        1,600       1,573,515
  Verizon Maryland, Inc., Debentures
    5.12%                                          06/15/33          650         562,695
  Vodafone Group PLC, Unsecured
    Notes
    5.00%                                          09/15/15        1,625       1,612,647
                                                                           -------------
                                                                              45,135,326
                                                                           -------------

See accompanying notes to financial statements.

                                                                              67

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (Continued)

As of September 30, 2005

                                                                  Par
                                                 Maturity        (000)         Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Transportation -- 0.1%
  Canadian National Railway Co.,
    Senior Unsecured Notes
    6.25%                                          08/01/34   $      600   $     662,802
  Union Pacific Corp., Senior
    Unsecured Notes
    6.25%                                          05/01/34        1,825       1,979,262
                                                                           -------------
                                                                               2,642,064
                                                                           -------------
Yankee -- 2.4%
  AID-Israel, Unsecured Notes
    5.50%(k)                                    04/24-09/33       12,210      13,102,786
  Canadian Pacific Railroad Co.,
    Senior Unsecured Notes
    6.25%(k)                                       10/15/11        1,900       2,029,586
  Encana Corp. (Canada)
    6.50%(k)                                       08/15/34           50          56,246
  France Telecom, Senior Unsecured
    Notes
    7.45%(k)                                       03/01/06           60          60,696
    8.00%(k)                                       03/01/11          600         681,281
    8.50%(g)(k)                                    03/01/31          195         261,330
  Japan Finance Corp. for Municipal
    Enterprises, Unsecured Notes
    4.62%(k)                                       04/21/15       10,500      10,422,562
  National L-Bank Landeskreditbank
    Baden-Wurttemberg (Germany),
    Unsecured Notes
    4.25%(k)                                       09/15/10       10,575      10,412,674
  Pemex Finance Ltd. (Luxembourg),
    Senior Unsecured Notes
    9.03%(k)                                       02/15/11        1,700       1,881,543
  Russia Federation, Unsecured Notes
    12.75%(b)(k)(l)                                06/24/28          275         517,687
  Scottish Power PLC (United
    Kingdom), Unsecured Notes
    4.90%(k)                                       03/15/10        3,200       3,198,138
  Sumitomo Mitsui Banking Corp.
    (Japan), Unsecured Notes
    5.62%(b)(g)(k)                                 12/31/49        3,300       3,288,813
  Suncor Energy, Inc. (Canada)
    5.95%(k)                                       12/01/34          285         302,653
  Teck Cominco Ltd. (Canada), Senior
    Unsecured Notes
    6.12%(k)                                       10/01/35        1,900       1,863,191
  Telecom Italia Capital (Luxembourg),
    Senior Unsecured Notes
    5.25%(k)                                       11/15/13          285         282,979
    4.95%(b)(k)                                    09/30/14          960         929,023
  Telecom Italia Capital (Luxembourg),
    Unsecured Notes
    6.00%(b)(k)                                    09/30/34        3,010       2,949,631
  Telefonica Europe BV (Netherlands),
    Senior Unsecured Notes
    7.75%(k)                                       09/15/10        2,075       2,339,177
  United Mexican States (Mexico),
    Senior Unsecured Notes
    8.00%(k)                                       09/24/22        4,235       5,145,525
  United Mexican States, Bonds
    8.12%(k)                                       12/30/19        2,975       3,619,088
  United Mexican States, Senior
    Unsecured Notes
    8.30%(k)                                       08/15/31          295         368,750
  Vodafone Group PLC (United
    Kingdom), Senior Unsecured Notes
    7.75%(k)                                       02/15/10        5,875       6,553,087
                                                                           -------------
                                                                              70,266,446
                                                                           -------------
TOTAL CORPORATE BONDS
  (Cost $586,096,505)
                                                                             585,717,399
                                                                           -------------
FOREIGN BONDS -- 1.5%
  Bundesrepublic Deutschland
    (Germany) (EUR)
    4.75%                                          07/04/34        5,100       7,409,613
    4.00%                                          01/04/37       13,550      17,580,383
  General Electric Capital Corp., Senior
    Unsubordinated Notes (NZD)
    6.50%                                          09/28/15        1,075         726,939
  Government of New Zealand (NZD)
    6.00%                                          11/15/11          390         272,272
    6.50%                                          04/15/13       13,335       9,600,680
  Province of Manitoba (NZD)
    6.38%                                          09/01/15        2,590       1,770,562
  Province of Ontario, Unsecured
    Notes (NZD)
    6.25%                                          06/16/15       11,640       7,937,990
                                                                           -------------
TOTAL FOREIGN BONDS
  (Cost $45,541,477)
                                                                              45,298,439
                                                                           -------------
TAXABLE MUNICIPAL BONDS -- 0.4%
  Connecticut State General
    Obligation, Series 04, Class B
    5.00%                                          12/01/15        2,945       3,196,680
  Fort Irwin Land LLC Military Housing
    Revenue Bonds, Class II, Series A
    5.30%(b)                                       12/15/35        3,415       3,314,087
  University Maryland System Auxiliary
    Facility & Tuition Revenue Bonds,
    Series 05, Class A
    5.00%                                          04/01/16        3,825       4,187,801
                                                                           -------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $10,994,440)                                                          10,698,568
                                                                           -------------

See accompanying notes to financial statements.

68

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                  CORE BOND TOTAL RETURN PORTFOLIO (Concluded)

As of September 30, 2005

                                                              Par/Shares
                                                Maturity         (000)         Value
                                              -------------   ----------   -------------
SHORT TERM INVESTMENTS -- 6.5%
  Federal Home Loan Bank, Discount
    Notes
    3.67%(m)                                       10/26/05   $   75,000   $  74,808,854
    3.67%(m)                                       10/27/05        5,850       5,834,494
    3.70%(m)                                       11/04/05        1,784       1,777,766
    3.66%(m)                                       11/10/05          370         368,493
    3.69%(m)                                       11/10/05          917         913,240
  Federal National Mortgage
    Association, Discount Notes
    3.50%(m)                                       10/03/05       64,400      64,387,478
    3.65%(m)                                       10/11/05          500         499,493
    3.69%(m)                                       11/09/05        1,900       1,892,405
  Federal Home Loan Bank, Discount
    Notes
    3.18%(m)                                       10/03/05       33,500      33,494,082
  Galileo Money Market Fund                                        8,544       8,544,451
  Institutional Money Market Trust(n)(o)                             144         143,810
                                                                           -------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $192,664,566)                                                        192,664,566
                                                                           -------------
TOTAL INVESTMENTS IN
  SECURITIES -- 100.0%
  (Cost $2,963,416,232(a))                                                $2,951,829,969
                                                                          ==============

                                                              Number of
                                                              Contracts
                                                              ----------
CALL SWAPTIONS WRITTEN -- (0.3)%
  Barclays Capital, Strike Price 5.135,
    Expires 04/21/08                                            (3,420)(p)    (1,640,232)
  Citibank, Strike Price 5.67, Expires
    01/04/10                                                    (3,270)(p)    (2,244,160)
  Deutsche Bank, Strike Price 5.015,
    Expires 01/29/07                                            (2,992)(p)    (1,110,744)
  Union Bank, Strike Price 4.725,
    Expires 06/13/07                                            (8,800)(p)    (2,582,800)
                                                                            -------------
TOTAL CALL SWAPTIONS WRITTEN
  (Premiums received $7,736,873)                                              (7,577,936)
                                                                            -------------
PUT SWAPTIONS WRITTEN -- (0.3)%
  Barclays Capital, Strike Price 5.135,
    Expires 04/21/08                                            (3,420)(p)    (1,206,918)
  Citibank, Strike Price 5.67,
    Expires 01/04/10                                            (3,270)(p)      (994,560)
  Deutsche Bank, Strike Price 5.015,
    Expires 01/29/07                                            (2,992)(p)      (802,021)
  Union Bank, Strike Price 4.725,
    Expires 06/13/07                                            (8,800)(p)    (3,666,080)
                                                                            -------------
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received $7,736,873)                                              (6,669,579)
                                                                            -------------

----------

(a)  Cost for Federal Income tax purposes is $2,965,610,378. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                                $  18,980,891
     Gross unrealized depreciation                                  (32,761,300)
                                                                  -------------
                                                                  $ (13,780,409)
                                                                  =============

(b)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 4.5% of its net assets, with a current market value of $118,672,429, in securities restricted as to resale.
(c)  Securities valued at fair value as determined in good faith by or under the direction of the Trustees. These securities had a total market value of
     $398,179 which represents 0.01% of net assets.
(d)  Rates shown are the effective yields as of September 30, 2005.
(e)  Securities, or a portion thereof, with a market value of $14,090,515 have been pledged as collateral for swap and swaption contracts.
(f)  Securities, or a portion thereof, pledged as collateral with a value of
     $9,214,164 on 3,783 short U.S. Treasury Note futures contracts, 452 long
     U.S. Treasury Note futures contracts, 291 long U.S. Treasury Bond futures contracts and 658 short Euro-Bobl futures contracts expiring December 2005.
     The value of such contracts on September 30, 2005 was $577,645,422, with an unrealized gain of $1,022,469 (including commissions of $11,557).
(g)  Rates shown are the rates as of September 30, 2005.
(h)  Interest rate of underlying collateral.
(i)  Security in default.
(j)  Non-income producing security.
(k)  Security is a foreign domiciled issuer which is registered with the
     Securities and Exchange Commission.
(l)  Total or partial securities on loan.
(m)  The rate shown is the effective yield on the discount notes at the time of purchase.
(n)  Securities purchased with the cash proceeds from securities loaned.
(o) Represents an investment in an affiliated security.
(p) Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

                                                                              69

                                BlackRock Funds

                      STATEMENT OF ASSETS AND LIABILITIES
                        CORE BOND TOTAL RETURN PORTFOLIO

September 30, 2005

ASSETS
  Investments at value (Cost $2,963,416,232)                            $  2,951,829,969
  Cash denominated in foreign currencies (Cost $26,420,604)                   26,409,951
  Interest receivable                                                         18,571,797
  Investments sold receivable                                                487,631,833
  Capital shares sold receivable                                               4,141,307
  Prepaid expenses                                                                87,857
  Unrealized appreciation on forward foreign currency contracts                  217,245
  Unrealized appreciation on interest rate swaps                               2,752,191
  Futures margin receivable                                                      775,100
                                                                        ----------------
    TOTAL ASSETS                                                           3,492,417,250
                                                                        ----------------
LIABILITIES
  Payable upon return of securities loaned                                       143,810
  Investments purchased payable                                              807,433,506
  Capital shares redeemed payable                                              2,678,791
  Distributions payable                                                        3,892,388
  Advisory fees payable                                                          427,573
  Administrative fees payable                                                    284,908
  Transfer agent fees payable                                                    124,381
  Other accrued expenses payable                                                 535,367
  Swaptions written, at fair value (premiums received $15,473,746)            14,247,515
  Futures margin payable                                                          15,863
  Futures sold payable                                                               566
  Unrealized depreciation on forward foreign currency contracts                  387,117
  Unrealized depreciation on interest rate swaps                               7,945,175
                                                                        ----------------
    TOTAL LIABILITIES                                                        838,116,960
                                                                        ----------------
NET ASSETS (Applicable to 160,148,945 BlackRock
  shares, 63,910,952 Institutional shares, 16,448,667 Service shares, 22,247,170 Investor A shares, 5,132,830
  Investor B shares and 7,682,198 Investor C shares outstanding)        $  2,654,300,290
                                                                        ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER BLACKROCK SHARE ($1,543,861,060/160,148,945)                      $           9.64
                                                                        ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER INSTITUTIONAL SHARE ($614,700,225/63,910,952)                     $           9.62
                                                                        ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SERVICE SHARE ($158,199,685/16,448,667)                           $           9.62
                                                                        ================
NET ASSET VALUE AND REDEMPTION PRICE
  PER INVESTOR A SHARE ($214,196,061/22,247,170)                        $           9.63
                                                                        ================
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($9.63/0.960)               $          10.03
                                                                        ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE ($49,389,304/5,132,830)                          $           9.62
                                                                        ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  (subject to a maximum contingent deferred sales charge of 1.0%)
  PER INVESTOR C SHARE ($73,953,955/7,682,198)                          $           9.63
                                                                        ================

See accompanying notes to financial statements.

70

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                        CORE PLUS TOTAL RETURN PORTFOLIO

As of September 30, 2005

                                                               Number
                                                              of Shares       Value
                                                             ----------    ------------
PREFERRED STOCKS -- 0.1%
  Raytheon Co.Trust I
  (Cost $469,966)                                                  8,950   $     463,127
                                                                           -------------

                                                                 Par
                                                Maturity        (000)         Value
                                              -------------   ----------   -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 19.5%
  Federal National Mortgage
    Association, Notes
    3.12%                                          03/16/09   $    1,800       1,718,365
  Federal National Mortgage
    Association, Unsecured Notes
    2.35%                                       04/06-04/07        3,335       3,247,242
    3.02%                                          06/01/06        9,000       8,914,986
    1.75%                                          06/16/06          185         181,764
    4.00%                                       10/06-01/09        7,245       7,171,716
    4.75%                                          02/21/13        1,430       1,420,123
    5.12%                                          05/27/15        1,350       1,334,363
  Resolution Funding Corp. Strip
    Bonds
    6.29%(b)                                       07/15/18          100          54,488
    6.30%(b)                                       10/15/18          100          53,777
  Small Business Administration
    Participation Certificates, Series
    02-P10B, Class 1
    5.20%                                          08/01/12          527         536,949
  Small Business Administration
    Participation Certificates, Series
    04-P10A, Class 1
    4.50%                                          02/01/14        1,426       1,419,155
  U.S. Treasury Bonds
    8.12%(c)                                       08/15/19        5,335       7,283,731
    8.50%                                          02/15/20        2,650       3,741,985
    8.75%                                          08/15/20        3,135       4,537,301
    8.00%                                          11/15/21        1,255       1,737,293
    6.25%(c)                                       08/15/23        6,530       7,808,195
    6.00%(c)                                       02/15/26        5,400       6,368,625
    6.75%                                          08/15/26        1,145       1,467,524
    6.12%(c)                                       11/15/27          440         530,905
    5.38%                                          02/15/31          200         224,062
  U.S. Treasury Notes
    4.00%                                       08/07-09/07        6,500       6,478,001
    3.88%                                          09/15/10          810         798,546
    4.25%                                          08/15/15        6,345       6,305,344
                                                                           -------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $73,183,179)                                                          73,334,440
                                                                           -------------
MORTGAGE PASS-THROUGHS -- 24.6%
  Federal Home Loan Mortgage Corp.
    Gold
    4.00%                                       05/10-05/19          797         781,535
    6.00%                                       05/13-08/17          715         735,045
    5.50%                                       08/17-10/35        3,692       3,697,440
    5.00%                                       10/18-09/35       12,686      12,577,508
    4.50%                                       10/18-08/20        5,281       5,184,238
    6.50%                                       04/31-12/34        1,382       1,421,824
  Federal National Mortgage
    Association
    6.00%                                       04/09-04/35        3,728       3,792,930
    5.50%                                       07/14-08/35       19,456      19,699,657
    6.50%                                       03/16-08/34       13,709      14,109,121
    5.00%                                       09/17-07/35       18,676      18,425,365
    4.50%                                       10/18-10/35        5,369       5,243,344
    4.00%                                          05/01/20           34          32,560
    7.00%                                       03/31-07/34          602         629,997
  Federal National Mortgage
    Association ARM
    4.58%(d)                                       01/01/35        2,905       2,900,524
  Government National Mortgage
    Association
    6.00%                                       11/28-10/33           38          39,653
    6.50%                                          04/15/31          233         243,121
    7.00%                                       06/31-09/31          306         321,824
    5.50%                                       11/33-10/34           23          24,272
  Government National Mortgage
    Association 1 Year CMT
    3.75%(d)                                       05/20/34        2,491       2,458,347
                                                                           -------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $92,840,286)                                                          92,318,305
                                                                           -------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 10.0%
  Bank of America Alternative Loan
    Trust, Series 04-7, Class 4A1
    5.00%                                          08/25/19          959         935,008
  Countrywide Alternative Loan Trust,
    Series 04-18CB, Class 2A5
    4.09%(d)                                       09/25/34        1,532       1,534,439
  Countrywide Alternative Loan Trust,
    Series 04-27CB, Class A1
    6.00%                                          12/25/34        1,765       1,768,745
  Countrywide Home Loans, Series
    04-29, Class 1A1
    4.10%(d)                                       02/25/35        1,660       1,658,547
  Federal Home Loan Mortgage Corp.,
    Series 2825, Class VP
    5.50%                                          06/15/15        1,360       1,384,998
  Federal Home Loan Mortgage Corp.,
    Series 2877, Class PA
    5.50%                                          07/15/33        1,249       1,260,219
  Federal Home Loan Mortgage Corp.,
    Series 2922, Class GA
    5.50%                                          05/15/34        2,768       2,782,123
  Federal Home Loan Mortgage Corp.,
    Series 2927, Class BA
    5.50%                                          12/31/49        1,809       1,820,794
  Federal National Mortgage
    Association, Series 99-7, Class AB
    6.00%                                          03/25/29          871         868,947
  Federal National Mortgage
    Association, Series 02-73, Class
    AN
    5.00%                                          11/25/17        1,800       1,797,176

See accompanying notes to financial statements.

                                                                              71

                                 BlackRock Funds

                             SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
  Federal National Mortgage
    Association, Series 03-35, Class
    TE
    5.00%                                          05/25/18   $    1,680   $   1,676,433
  Federal National Mortgage
    Association, Series 03-46, Class
    PT
    3.00%                                          08/25/22        1,775       1,730,745
  Federal National Mortgage
    Association, Series 04-29, Class
    HC
    7.50%                                          07/25/30        1,609       1,713,846
  Federal National Mortgage
    Association, Series 04-60, Class
    LB
    5.00%                                          04/25/34        2,211       2,194,625
  Federal National Mortgage
    Association, Series 04-99, Class
    AO
    5.50%                                          01/25/34        1,659       1,670,421
  Federal National Mortgage
    Association, Series 05-15, Class
    PL
    5.50%                                          01/25/35        1,980       1,992,756
  Federal National Mortgage
    Association, Series 05-57, Class
    EG
    4.13%(d)                                       03/25/35        1,571       1,571,539
  Federal National Mortgage
    Association, Series 05-57, Class
    PA
    5.50%                                          05/25/27        1,067       1,079,026
  Federal National Mortgage
    Association, Series 05-70, Class
    NA
    5.50%                                          08/25/35          731         741,554
  Federal National Mortgage
    Association, Series 05-80, Class
    PB
    5.50%                                          04/25/30        1,919       1,944,437
  Harborview Mortgage Loan Trust,
    Series 05-10, Class 2A1A
    3.98%(d)                                       11/19/35        2,223       2,222,950
  Indymac Index Mortage Loan Trust,
    Series 05-AR18, Class 2A1B
    4.48%(d)                                       10/25/35        3,125       3,161,133
                                                                           -------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost $37,963,995)                                                          37,510,461
                                                                           -------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 8.9%
  Banc of America Commercial
    Mortgage, Inc., Series 01-1, Class
    A2
    6.50%                                          04/15/36        2,030       2,175,350
  Bear Stearns Commercial Mortgage
    Securities, Inc., Series 00-WF2,
    Class A2
    7.32%                                          10/15/32        1,400       1,535,906
  Bear Stearns Commercial Mortgage
    Securities, Inc., Series 05-PWR9,
    Class A4A
    4.87%                                          09/11/42        1,800       1,797,469
  Chase Commercial Mortgage
    Securities Corp., Series 99-2,
    Class A2
    7.20%                                          01/15/32          285         309,106
  Chase Commercial Mortgage
    Securities Corp., Series 00-1,
    Class A2
    7.76%                                          04/15/32          536         578,239
  Commercial Mortgage Acceptance
    Corp., Series 98-C2, Class A2
    6.03%                                          09/15/30        2,149       2,198,453
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 01-CK6,
    Class A3
    6.39%                                          10/15/11          325         348,822
  General Electric Capital Commercial
    Mortgage Corp., Series 01-3, Class
    A2
    6.07%                                          06/10/38        1,670       1,771,492
  General Electric Capital Commercial
    Mortgage Corp., Series 02-1A,
    Class A3
    6.27%                                          12/10/35        1,730       1,851,146
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 99-C3, Class A2
    7.18%                                          08/15/36        1,498       1,601,622
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 00-C1, Class A2
    7.72%                                          03/15/33        1,490       1,637,803
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 00-C2, Class A2
    7.46%                                          08/16/33        1,390       1,525,868
  Goldman Sachs Mortgage Securities
    Corp. II, Series 99-C1, Class A2
    6.11%(d)                                       11/18/30        1,765       1,821,161
  Goldman Sachs Mortgage Securities
    Corp. II, Series 03-C1, Class X2
    (IO)
    0.97%(b)(e)                                    01/10/40       22,541         608,994
  Goldman Sachs Mortgage Securities
    Corp. II, Series 04-GG2, Class A4
    4.96%                                          08/10/38        1,625       1,636,034
  Greenwich Capital Commercial
    Funding Corp., Series 05-GG3,
    Class A3
    4.57%                                          08/10/42        2,445       2,412,824
  J.P. Morgan Chase Commercial
    Mortgage Securities Corp., Series
    01-CIB2, Class A3
    6.43%                                          04/15/35          820         877,805
  J.P. Morgan Chase Commercial
    Mortgage Securities Corp., Series
    01-CIBC, Class A3
    6.26%                                          03/15/33        1,150       1,222,972
  Lehman Brothers Commercial
    Conduit Mortgage Trust, Series
    98-C4, Class A1B
    6.21%                                          10/15/35          900         932,291
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 00-C4,
    Class A2
    7.37%                                          08/15/26        1,245       1,368,796
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 02-C7,
    Class A2
    3.90%                                          12/15/26          510         501,398

See accompanying notes to financial statements.

72

                                 BlackRock Funds

                             SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
COMMERCIAL MORTGAGE BACKED SECURITIES
 (Continued)
  Morgan Stanley Capital Investments,
    Series 98-HF2, Class A2
    6.48%                                          11/15/30   $      341   $     354,459
  Morgan Stanley Capital Investments,
    Series 99-FNV1, Class A2
    6.53%                                          03/15/31          500         523,089
  Salomon Brothers Mortgage
    Securities VII, Series 00-C3, Class A2
    6.59%                                          12/18/33        1,650       1,761,024
  Salomon Brothers Mortgage
    Securities VII, Series 01-C2, Class A3
    6.50%                                          10/13/11        1,960       2,110,661
                                                                           -------------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $34,045,233)                                                          33,462,784
                                                                           -------------
CERTIFICATE OF DEPOSIT -- 0.1%
  SunTrust Bank, Inc.
    4.42%
  (Cost $430,000)                                  06/15/09          430         425,227
                                                                           -------------
ASSET BACKED SECURITIES -- 8.4%
  American Express Credit Account
    Master Trust, Series 05-3, Class A
    3.77%(d)                                       01/18/11        2,675       2,678,424
  Asset Securitization Corp., Series
    97-D5, Class A1C
    6.75%                                          02/14/43          945         979,029
  Capital Auto Receivables Asset Trust,
    Series 05-1, Class A4
    4.05%                                          07/15/09        2,650       2,628,482
  Chase Issuance Trust, Series 04-A9,
    Class A9
    3.22%                                          06/15/10        2,275       2,219,012
  Citibank Credit Card Issuance Trust,
    Series 03-A3, Class A3
    3.10%                                          03/10/10        1,125       1,088,087
  Citibank Credit Card Issuance Trust,
    Series 03-A6, Class A6
    2.90%                                          05/17/10        1,805       1,732,518
  Citibank Credit Card Issuance Trust,
    Series 04, Class A1
    2.55%                                          01/20/07        3,270       3,192,043
  Countrywide Asset-Backed
    Certificates, Series 04-13, Class
    AV4
    4.12%(d)                                       06/25/35        2,050       2,055,253
  MBNA Credit Card Master Note
    Trust, Series 03, Class A7
    2.65%                                          11/15/10        3,250       3,094,802
  MBNA Credit Card Master Note
    Trust, Series 03-A6, Class A6
    2.75%                                          10/15/10        1,500       1,434,247
  MBNA Credit Card Master Note
    Trust, Series 04-A4, Class A4
    2.70%                                          09/15/09        2,620       2,553,683
  Structured Asset Receivables Trust,
    Series 03-2
    3.40%(d)(e)                                    01/21/09        1,395       1,394,436
  Structured Asset Securities Corp.,
    Series 03-AL2, Class A
    3.36%(e)                                       01/25/31          810         739,641
  Student Loan Marketing Student
    Loan Trust, Series 04-5, Class A2
    3.68%(d)                                       04/25/14        2,780       2,781,777
  Student Loan Marketing Student
    Loan Trust, Series 05-6, Class A5B
    3.67%(d)                                       07/27/26        2,800       2,800,306
                                                                           -------------
TOTAL ASSET BACKED SECURITIES
  (Cost $31,912,931)                                                          31,371,740
                                                                           -------------
CORPORATE BONDS -- 19.5%
Aerospace -- 0.4%
  BE Aerospace, Inc., Senior Notes
    8.50%                                          10/01/10          110         119,625
  Lockheed Martin Corp., Senior
    Debentures
    8.50%                                          12/01/29          370         509,495
  Northrop Grumman Corp.,
    Debentures
    7.88%                                          03/01/26          105         132,633
  Northrop Grumman Corp., Senior
    Debentures
    7.75%                                          02/15/31          215         277,664
  Northrop Grumman Corp., Senior
    Unsecured Notes
    4.08%                                          11/16/06          495         492,609
                                                                           -------------
                                                                               1,532,026
                                                                           -------------
Banks -- 6.3%
  Banc One Corp., Senior Unsecured
    Notes
    2.62%                                          06/30/08          220         209,080
  Bank of America Corp., Senior
    Unsecured Notes
    3.88%                                          01/15/08          210         206,913
    3.25%                                          08/15/08          460         443,721
    3.38%(f)                                       02/17/09          565         542,979
    4.50%                                          08/01/10          855         846,707
  Bank of America Corp., Subordinated
    Notes
    7.80%                                          02/15/10           75          83,707
  Bank of New York Co., Inc., Senior
    Subordinated Notes
    3.80%                                          02/01/08          400         393,028
  Barclays Bank PLC
    6.28%                                          12/15/49          200         197,000
  Citigroup, Inc., Senior Unsecured
    Notes
    5.75%                                          05/10/06        2,000       2,016,332
    4.25%                                          07/29/09        1,945       1,916,914
  Citigroup, Inc., Unsecured Notes
    3.62%                                          02/09/09           75          72,719
    4.12%                                          02/22/10        2,475       2,418,595
    5.85%                                          12/11/34          150         156,899
  Depfa ACS Bank, Senior Notes
    3.62%                                          10/29/08          850         828,421
  Deutsche Bank AG, Deposit Notes
    3.84%(d)                                       03/15/07          800         796,400
  HBOS Treasury Services PLC,
    Unsecured Notes
    3.50%(e)                                       11/30/07          350         342,200
    3.75%(e)                                       09/30/08          505         493,023
  HSBC Bank USA, Senior Bank Notes
    3.88%                                          09/15/09          340         330,290
  HSBC Bank USA, Subordinated
    Notes
    3.87%                                          06/07/07        2,275       2,253,201
    4.62%                                          04/01/14          415         403,559

See accompanying notes to financial statements.

                                                                              73

                                 BlackRock Funds

                             SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Banks (Continued)
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.25%                                          05/30/07   $       75   $      75,882
  J.P. Morgan Chase & Co.,
    Subordinated Notes
    5.75%                                          10/15/08          375         385,321
    7.12%                                          06/15/09          100         107,826
  National City Bank, Unsecured Notes
    3.38%                                          10/15/07          455         447,253
  The Royal Bank of Scotland Capital
    Trust
    4.71%(d)                                       12/29/49          200         192,954
  SunTrust Bank, Inc., Senior
    Unsecured Notes
    3.62%                                          10/15/07          665         652,491
    4.00%                                          10/15/08          325         318,585
  Swedish Export Credit Corp.,
    Unsecured Notes
    2.88%                                          01/26/07          375         368,516
  U.S. Bancorp., Senior Unsecured
    Notes
    3.95%                                          08/23/07          115         113,729
  U.S. Bank N.A., Senior Bank Notes
    2.40%                                          03/12/07          715         693,979
    4.40%                                          08/15/08        1,225       1,218,413
  UBS Preferred Funding Trust I,
    Capital Securities
    8.62%(d)                                       10/29/49           40          46,339
  VTB Capital SA, Senior Notes
    6.25%(e)                                       07/02/35          625         650,781
  Wachovia Bank N.A., Senior Bank
    Notes
    4.38%                                          08/15/08          950         944,709
  Wachovia Corp., Subordinated Notes
    6.30%                                          04/15/28          440         458,407
  Wells Fargo & Co., Senior Unsecured
    Notes
    4.00%                                          08/15/08        1,155       1,136,809
    4.20%                                          01/15/10          600         588,786
  Wells Fargo & Co., Unsecured Notes
    4.62%                                          08/09/10          255         253,628
                                                                           -------------
                                                                              23,606,096
                                                                           -------------
Broadcasting -- 0.3%
  Charter Communications Holdings
    LLC, Unsecured Notes
    10.25%                                         09/15/10           30          30,825
  DirecTV Holdings LLC, Senior
    Unsecured Notes
    6.38%(e)                                       06/15/15           80         78,800
  News America, Inc., Senior
    Debentures
    7.12%                                          04/08/28          125         136,174
    7.30%                                          04/30/28          150         166,518
    7.28%                                          06/30/28          125         138,585
    7.62%                                          11/30/28          140         160,951
  News America, Inc., Senior
    Unsecured Notes
    6.20%                                          12/15/34          325         325,491
                                                                           -------------
                                                                               1,037,344
                                                                           -------------
Business Services -- 0.0%
  Service Corp. International, Senior
    Unsecured Notes
    7.70%                                          04/15/09          110         115,500
                                                                           -------------
Chemicals -- 0.0%
  BCP Crystal U.S. Holdings Corp.,
    Senior Subordinated Notes
    9.62%                                          06/15/14           55          61,462
                                                                           -------------
Computer Software & Services -- 0.0%
  Sungard Data Systems, Inc., Senior
    Unsecured Notes
    9.12%(e)                                       08/15/13           65          67,356
                                                                           -------------
Construction -- 0.2%
  D.R. Horton, Inc., Senior Unsecured
    Notes
    8.50%                                          04/15/12           25          26,625
  International Steel Group, Inc.,
    Senior Unsecured Notes
    6.50%                                          04/15/14           20          19,750
  K. Hovnanian Enterprises, Inc.,
    Senior Unsecured Notes
    6.25%(e)                                       01/15/16          680         632,400
  Lennar Corp., Senior Unsecured
    Notes
    5.60%(e)                                       05/31/15           75          73,457
                                                                           -------------
                                                                                 752,232
                                                                           -------------
Containers -- 0.0%
  Crown Holdings, Inc., Senior Secured
    Notes
    9.50%                                          03/01/11           35          38,325
                                                                           -------------
Energy & Utilities - 0.8%
  AES Ironwood LLC, Senior Secured
    Notes
    8.86%                                          11/30/25           94         107,216
  Centerpoint Energy, Inc., Senior
    Unsecured Notes
    7.25%                                          09/01/10          480         521,143
  Chesapeake Energy Corp., Senior
    Unsecured Notes
    6.25%                                          01/15/18          230         225,400
  FirstEnergy Corp., Senior Unsecured
    Notes
    7.38%                                          11/15/31          150         176,580
  Midwest Generation LLC,
    Pass-Through Certificates
    8.56%                                          01/02/16          132         145,706
  Midwest Generation LLC, Senior
    Secured Notes
    8.75%                                          05/01/34           45          50,119
  Northwest Pipeline Corp., Senior
    Unsecured Notes
    8.12%                                          03/01/10          175         186,812
  Orion Power Holdings, Inc., Senior
    Unsecured Notes
    12.00%                                         05/01/10          120         144,300
  Progress Energy, Inc., Senior
    Unsecured Notes
    7.75%                                          03/01/31          360         429,858

See accompanying notes to financial statements.

74

                                 BlackRock Funds

                             SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Energy & Utilities (Continued)
  Reliant Energy, Inc., Senior Secured
    Notes
    9.25%                                          07/15/10   $       10   $      10,850
    6.75%                                          12/15/14            5           4,888
  Tenaska Alabama Partners LP,
    Senior Secured Notes
     7.00%(e)                                      06/30/21          100         102,107
  Transcontinental Gas Pipe Line
    Corp., Senior Notes
    8.88%                                          07/15/12          180         210,600
  TXU Corp., Senior Unsecured Notes
    6.50%                                          11/15/24          400         374,712
  TXU Corp., Senior Unsecured Notes
    4.80%                                          11/15/09          300         289,052
                                                                           -------------
                                                                               2,979,343
                                                                           -------------
Entertainment & Leisure -- 0.7%
  Comcast Cable Communications
    Corp., Senior Unsecured Notes
    7.05%                                          03/15/33          190         211,460
  Comcast Cable Holdings LLC, Senior
    Debentures
    7.88%                                       08/13-02/26          290         340,204
  Comcast Corp., Unsecured Notes
    5.65%                                          06/15/35           25          23,369
  K2, Inc., Senior Unsecured Notes
    7.38%                                          07/01/14           80          80,000
  Mashantucket West Pequot, Notes
    5.91%(e)                                       09/01/21          100         100,578
  MGM Mirage, Inc., Senior Notes
    6.00%                                          10/01/09          230         227,125
  Mohegan Tribal Gaming Authority,
    Senior Unsecured Notes
    6.12%                                          02/15/13           70          69,562
  Time Warner Cos., Inc., Senior
    Debentures
    7.57%                                          02/01/24          720         821,958
    7.62%                                          04/15/31          100         117,153
    7.70%                                          05/01/32          285         337,808
  Time Warner Cos., Inc., Senior
    Unsecured Notes
    6.75%                                          04/15/11          200         214,784
  Wynn Las Vegas LLC, First Mortgage
    Notes
    6.62%                                          12/01/14           35          33,338
                                                                           -------------
                                                                               2,577,339
                                                                           -------------
Finance -- 4.6%
  Associates Corp. of North America,
    Senior Notes
    6.25%                                          11/01/08          275         287,695
  BAE Systems Holdings, Inc.,
    Unsecured Notes
    5.20%(e)                                       08/15/15          575         566,312
  Berkshire Hathaway Finance Corp.,
    Senior Unsecured Notes
    3.40%                                          07/02/07          410         403,001
    3.38%                                          10/15/08          500         482,672
    4.12%                                          01/15/10          620         606,862
  California Preferred Fund Trust,
    Notes
    7.00%                                          12/31/49          200         208,000
  Crown European Holdings SA,
    Senior Secured Notes
    10.88%                                         03/01/13          130         150,800
  Eksportfinans ASA, Unsecured Notes
    3.38%                                          01/15/08        1,555       1,519,787
  General Electric Capital Corp., Senior
    Unsecured Notes
    6.50%                                          12/10/07          200         207,857
  General Electric Capital Corp.,
    Unsecured Notes
    3.45%(d)                                    07/07-01/08        5,495       5,502,249
    4.12%                                       03/08-09/09        3,440       3,373,793
  Household Finance Corp., Senior
    Unsecured Notes
    7.20%                                          07/15/06           50          51,005
  HSBC Finance Corp., Senior
    Unsecured Notes
    4.75%                                          05/15/09          340         339,057
  Lehman Brothers Holdings, Inc.,
    Senior Notes
    6.62%                                          02/05/06          851         857,851
  Morgan Stanley, Senior Unsecured
    Notes
    5.80%                                          04/01/07          700         712,593
  Nationwide Building Society, Senior
    Unsecured Notes
    3.50%(e)                                       07/31/07          850         833,977
  Nationwide Building Society,
    Unsecured Notes
    4.25%(e)                                       02/01/10           70          68,557
  Student Loan Marketing Corp.,
    Senior Unsecured Notes
    5.62%                                          04/10/07          570         578,779
  USAA Capital Corp., Senior
    Unsecured Notes
    4.00%(e)                                       12/10/07          370         365,535
                                                                           -------------
                                                                              17,116,382
                                                                           -------------
Food & Agriculture -- 0.0%
  Smithfield Foods, Inc., Senior
    Unsecured Notes
    7.00%                                          08/01/11          100         102,000
                                                                           -------------
Insurance -- 0.8%
  Allstate Financial Global Funding
    LLC, Senior Unsecured Notes
    6.15%(e)                                       02/01/06          500         502,923
  American General Corp., Senior
    Unsecured Notes
    7.50%(f)                                       08/11/10          150         166,093
  Liberty Mutual Group, Inc.,
    Unsecured Notes
    6.50%(e)                                       03/15/35          390         358,114
  Marsh & McLennan Cos., Inc., Senior
    Unsecured Notes
    5.75%                                          09/15/15          230         227,799
  MetLife, Inc., Senior Unsecured
    Notes
    5.70%                                          06/15/35          350         347,018
  New York Life Insurance Co.,
    Unsecured Notes
    5.88%(e)                                       05/15/33          100         103,998

See accompanying notes to financial statements.

                                                                              75

                                 BlackRock Funds

                             SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Insurance (Continued)
  Protective Life Corp., Secured Notes
    3.70%                                          11/24/08   $      330   $     320,542
  TIAA Global Markets, Senior
    Unsecured Notes
    3.88%(e)                                       01/22/08          465         457,110
  Wellpoint, Inc., Unsecured Notes
    5.95%                                          12/15/34          345         359,683
  XL Capital Ltd. (Kyrgyzstan), Senior
    Unsecured Notes
    6.38%                                          11/15/24          155         158,525
                                                                           -------------
                                                                               3,001,805
                                                                           -------------
Manufacturing -- 0.2%
  Belvoir Land LLC Revenue Bonds,
    Unsecured Notes
    5.27%(e)                                       12/15/47          325         311,727
  Briggs & Stratton Corp., Senior
    Unsecured Notes
    8.88%                                          03/15/11           50          57,125
  Ispat Inland ULC, Senior Secured
    Notes
    9.75%                                          04/01/14          415         481,400
  Navistar International Corp., Senior
    Unsecured Notes
    6.25%                                          03/01/12           25          23,750
                                                                           -------------
                                                                                 874,002
                                                                           -------------
Medical & Medical Services -- 0.1%
  Bio-Rad Laboratories, Inc., Senior
    Subordinated Notes
    7.50%                                          08/15/13           40          42,300
  Bio-Rad Laboratories, Inc., Senior
    Subordinated Notes
    6.12%                                          12/15/14          100          97,250
  HCA, Inc., Unsecured Notes
    5.50%                                          12/01/09           85          83,373
                                                                           -------------
                                                                                 222,923
                                                                           -------------
Metal & Mining -- 0.0%
  TRIMAS Corp., Senior Subordinated
    Notes
    9.88%                                          06/15/12           70          57,750
                                                                           -------------
Motor Vehicles -- 0.1%
  DaimlerChrysler AG, Senior
    Debentures
    7.45%                                          03/01/27          135         146,899
  DaimlerChrysler N.A. Holding Corp.,
    Unsecured Notes
    4.05%                                          06/04/08           65          63,120
                                                                           -------------
                                                                                 210,019
                                                                           -------------
Oil & Gas -- 0.7%
  Anadarko Finance Co., Senior
    Unsecured Notes
    7.50%                                          05/01/31          185         227,755
  ANR Pipeline Co., Senior Debentures
    9.62%                                          11/01/21           10          12,350
    7.38%                                          02/15/24            5           5,155
  Consolidated Natural Gas, Inc.,
    Senior Debentures
    5.00%                                          03/01/14          235         231,853
  Consolidated Natural Gas, Inc.,
    Senior Unsecured Notes
    6.25%                                          11/01/11          150         159,402
  Devon Financing Corp., Senior
    Unsecured Notes
    7.88%                                          09/30/31          375         472,230
  Dynegy Holdings, Inc., Secured
    Notes
    10.12%(e)                                      07/15/13          205         228,575
  El Paso Natural Gas Co., Debentures
    8.62%                                          01/15/22          130         148,670
  El Paso Natural Gas Co., Senior
    Notes
    7.62%                                          08/01/10            5           5,199
  El Paso Natural Gas Co., Senior
    Unsecured Notes
    8.38%                                          06/15/32            5           5,719
  Enterprise Products Operating LP,
    Senior Unsecured Notes
    4.00%                                          10/15/07          225         220,815
    4.95%                                          06/01/10          450         442,274
  KCS Energy, Inc., Senior Unsecured
    Notes
    7.12%(e)                                       04/01/12           35          35,875
  Petro-Canada, Senior Unsecured
    Notes
    5.95%                                          05/15/35          235         235,961
  Phillips Petroleum Co., Senior
    Debentures
    7.00%                                          03/30/29           80          96,316
  The Williams Cos., Inc., Senior
    Unsecured Notes
    7.62%                                          07/15/19           70          75,950
    7.75%                                          06/15/31           25          27,063
                                                                           -------------
                                                                               2,631,162
                                                                           -------------
Paper & Forest Products -- 0.0%
  Georgia-Pacific Corp., Senior
    Unsecured Notes
    8.00%                                          01/15/24           30          33,038
                                                                           -------------
Pharmaceuticals -- 0.1%
  Bristol-Myers Squibb Co., Senior
    Debentures
    6.88%                                          08/01/97          195         224,404
                                                                           -------------
Railroad & Shipping -- 0.1%
  Union Pacific Corp., Senior
    Debentures
    7.12%                                          02/01/28          225         264,762
                                                                           -------------
Real Estate -- 0.5%
  AMR Real Estate, Senior Unsecured
    Notes
    8.12%                                          06/01/12           75          79,125
    7.12%(e)                                       02/15/13           40          40,000
  Avalonbay Communities, Inc., Senior
    Unsecured Notes
    6.62%                                          09/15/11          180         194,131
  Camden Property Trust, Unsecured
    Notes
    4.70%                                          07/15/09          380         375,121

See accompanying notes to financial statements.

76

                                 BlackRock Funds

                             SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Real Estate (Continued)
  EOP Operating LP, Unsecured Notes
    4.65%                                          10/01/10   $      160   $     157,582
  ERP Operating LP, Senior Notes
    6.58%                                          04/13/15          240         262,468
  Pulte Homes, Inc., Senior Unsecured
    Notes
    6.00%                                          02/15/35           85          77,092
  The Rouse Co., Unsecured Notes
    5.38%                                          11/26/13          825         785,472
                                                                           -------------
                                                                               1,970,991
                                                                           -------------
Retail Merchandising -- 0.2%
  Delhaize America, Inc., Senior
    Debentures
    9.00%                                          04/15/31          105         121,206
  Federated Department Stores, Senior
    Debentures
    6.79%                                          07/15/27          240         256,169
  May Department Stores Co.,
    Debentures
    6.70%                                          07/15/34          125         130,904
  Movie Gallery, Inc., Senior
    Unsecured Notes
    11.00%                                         05/01/12           85          85,212
                                                                           -------------
                                                                                 593,491
                                                                           -------------
Semiconductors & Related Devices -- 0.0%
  Freescale Semiconductor, Inc.,
    Senior Unsecured Notes
    6.35%(d)                                       07/15/09           50          51,375
  Magnachip Semiconductor, Secured
    Notes
    7.12%(d)                                       12/15/11          140         139,300
                                                                           -------------
                                                                                 190,675
                                                                           -------------
Telecommunications -- 2.0%
  AT&T Broadband Corp., Unsecured
    Notes
    8.38%                                          03/15/13          625         739,480
  BellSouth Corp., Unsecured Notes
    4.26%(d)(e)                                    04/26/06        1,550       1,547,818
  Cincinnati Bell, Inc., Senior
    Unsecured Notes
    7.25%                                          07/15/13          200         212,500
  Continental Cablevision, Inc., Senior
    Notes
    8.30%                                          05/15/06          400         409,169
  Deutsche Telekom International
    Finance BV (Netherlands), Senior
    Unsecured Notes
    8.75%                                          06/15/30           30          38,731
  GTE Corp., Debentures
    6.94%                                          04/15/28           75          81,987
  Intelsat Bermuda Ltd., Senior
    Unsecured Notes
    8.70%(d)(e)                                    01/15/12           90          91,800
  L-3 Communications Corp., Senior
    Subordinated Notes
    6.38%(e)                                       10/15/15           50          50,375
  New Jersey Bell Telephone,
    Debentures
    7.85%                                          11/15/29           35          41,581
  Qwest Corp., Unsecured Notes
    7.88%                                          09/01/11          130         135,850
    7.12%(d)(e)                                    06/15/13          135         140,400
  Rogers Wireless, Inc., Senior
    Secured Notes
    7.50%                                          03/15/15          125         134,687
  SBC Communications, Inc.,
    Unsecured Notes
    4.39%(e)                                       06/05/06        1,500       1,498,170
    6.45%                                          06/15/34          230         242,765
    6.15%                                          09/15/34           25          25,584
  Sprint Capital Corp., Senior
    Unsecured Notes
    8.75%                                          03/15/32          350         469,325
  TCI Communications, Inc., Senior
    Debentures
    8.75%                                          08/01/15          360         447,003
  Verizon Global Funding Corp., Senior
    Unsecured Notes
    7.75%                                          12/01/30          260         316,752
  Verizon Global Funding Corp.,
    Unsecured Notes
    5.85%                                          09/15/35           25          24,586
  Verizon Maryland, Inc., Debentures
    5.12%                                          06/15/33           95          82,240
  Vodafone Group PLC, Unsecured
    Notes
    5.00%                                       12/13-09/15          625         622,906
                                                                           -------------
                                                                               7,353,709
                                                                           -------------
Transportation -- 0.0%
  Overseas Shipholding Group, Inc.,
    Senior Unsecured Notes
    7.50%                                          02/15/24          115         114,712
                                                                           -------------
Yankee -- 1.4%
  Abitibi-Consolidated, Inc. (Canada),
    Senior Unsecured Notes
    8.38%(g)                                       04/01/15           50          49,250
  AID-Israel, Unsecured Notes
    5.50%(g)                                    09/23-04/24        1,475       1,584,845
  Encana Corp. (Canada)
    6.50%(g)                                       08/15/34          140         157,489
  France Telecom, Senior Unsecured
    Notes
    8.50%(d)(g)                                    03/01/31           55          73,709
  Japan Finance Corp. for Municipal
    Enterprises, Unsecured Notes
    4.62%(g)                                       04/21/15          800         794,100
  Omi Corp. (Mali), Senior Notes
    7.62%(g)                                       12/01/13           50          51,000
  Sumitomo Mitsui Banking Corp.
    (Japan), Unsecured Notes
    5.62%(d)(e)(g)                                 12/31/49          450         448,474
  Teck Cominco Ltd. (Canada), Senior
    Unsecured Notes
    6.12%(g)                                       10/01/35          225         220,641
  Telecom Italia Capital (Luxembourg),
    Unsecured Notes
    6.00%(e)(g)                                    09/30/34          540         529,170

See accompanying notes to financial statements.

                                                                              77

                                 BlackRock Funds

                             SCHEDULE OF INVESTMENTS
                  CORE PLUS TOTAL RETURN PORTFOLIO (Concluded)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Yankee (Continued)
  Telefonica Europe BV (Netherlands),
    Senior Unsecured Notes
    7.75%(g)                                       09/15/10   $      160   $     180,370
  United Mexican States (Mexico),
    Senior Unsecured Notes
    8.00%(g)                                       09/24/22          605         735,075
  United Mexican States, Bonds
    8.12%(g)                                       12/30/19          460         559,590
                                                                           -------------
                                                                               5,383,713
                                                                           -------------
TOTAL CORPORATE BONDS
  (Cost $73,217,672)                                                          73,112,561
                                                                           -------------
FOREIGN BONDS -- 1.7%
  Bundesrepublic Deutschland
    (Germany) (EUR)
    4.75%                                          07/04/34          475         690,111
    4.00%                                          01/04/37        1,925       2,497,582
  General Electric Capital Corp., Senior
    Unsubordinated Notes (NZD)
    6.50%                                          09/28/15          260         175,818
  Mexican Fixed Rate Bonds (MXP)
                                                  12/24/08-
    8.00%                                          12/07/23        5,090         459,383
                                                  12/24/09-
    9.00%                                          12/20/12        9,823         934,747
    9.50%                                          12/18/14        1,000         100,140
  Province of Manitoba (NZD)
    6.38%                                          09/01/15          635         434,095
  Province of Ontario, Unsecured
    Notes (NZD)
    6.25%                                          06/16/15        1,480       1,009,298
                                                                           -------------
TOTAL FOREIGN BONDS
  (Cost $6,225,153)                                                            6,301,174
                                                                           -------------
TAXABLE MUNICIPAL BONDS -- 0.4%
  Connecticut State General
    Obligation, Series 04, Class B
    5.00%                                          12/01/15          380         412,475
  Fort Irwin Land California LLC
    Revenue Bonds, Series 05
    5.40%(e)                                       12/15/47          600         584,976
  University Maryland System Auxiliary
    Facility & Tuition Revenue Bonds,
    Series 05, Class A
    5.00%                                          04/01/16          500         547,425
                                                                           -------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $1,585,090)                                                            1,544,876
                                                                           -------------

                                                              Par/Shares
                                                                (000)
                                                              ----------
SHORT TERM INVESTMENTS -- 6.8%
  Federal Home Loan Bank, Discount
    Notes
    3.18%(h)                                       10/03/05        8,600       8,598,481
  Federal National Mortgage
    Association, Discount Notes
    3.50%(h)                                       10/03/05        9,400       9,398,172
  Galileo Money Market Fund                                        7,558       7,558,068
                                                                           -------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $25,554,721)                                                          25,554,721
                                                                           -------------

                                                                               Value
                                                                           -------------
TOTAL INVESTMENTS IN SECURITIES --  100.0%
  (Cost $377,428,226(a))                                                   $ 375,399,416
                                                                           =============

                                                              Number of
                                                              Contracts
                                                              ----------
CALL SWAPTIONS WRITTEN -- (0.3)%
  Barclays Capital, Strike Price 5.135,
    Expires 04/21/08                                             (500)(i)       (239,800)
  Citibank, Strike Price 5.67, Expires
    01/04/10                                                     (370)(i)       (253,926)
  Deutsche Bank, Strike
  Price 5.015,
      Expires 01/29/07                                           (442)(i)       (163,929)
    Union Bank, Strike
  Price 4.725,
      Expires 06/13/07                                         (1,130)(i)       (331,655)
                                                                           -------------
TOTAL CALL SWAPTIONS WRITTEN
  (Premiums received $1,016,338)                                                (989,310)
                                                                           -------------
PUT SWAPTIONS WRITTEN -- (0.3)%
  Barclays Capital, Strike Price 5.135,
    Expires 04/21/08                                             (500)(i)       (176,450)
  Citibank, Strike Price 5.67, Expires
    01/04/10                                                     (370)(i)       (112,534)
  Deutsche Bank, Strike Price 5.015,
    Expires 01/29/07                                             (442)(i)       (118,366)
  Union Bank, Strike Price 4.725,
    Expires 06/13/07                                           (1,130)(i)       (470,758)
                                                                           -------------
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received $1,016,338)                                                (878,108)
                                                                           -------------

----------
(a)  Cost for Federal income tax purposes is $377,580,438.
     The gross unrealized appreciation (depreciation) on a
     tax basis is as follows:

       Gross unrealized appreciation                                       $   2,440,257
       Gross unrealized depreciation                                          (4,621,279)
                                                                           -------------
                                                                           $  (2,181,022)
                                                                           =============

(b)  Rates shown are the effective yields as of September 30, 2005.
(c)  Securities,  or a portion  thereof,  with a market value of $3,049,411 have been pledged as collateral for swap and swaption contracts.
(d)  Rates shown are the rates as of September 30, 2005.
(e)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933.  These   securities  may  be  resold  in  transactions   exempt  from
     registration  to qualified  institutional  investors.  As of September  30,
     2005,  the  Portfolio  held 4.3% of its net assets,  with a current  market value of $14,047,660 in securities restricted as to resale.
(f)  Securities,  or a portion  thereof,  pledged as collateral  with a value of
     $709,072 on 22 long U.S.  Treasury  Bond  futures  contracts,  52 long U.S.
     Treasury  Note  futures  contracts,  430 short U.S.  Treasury  Note futures contacts and 87 short Euro-Bobl futures  contracts  expiring December 2005.
     The value of such contracts on September 30, 2005 was  $66,632,724  with an unrealized gain of $214,639 (including commissions of $1,324).
(g)  Security  is a  foreign  domiciled  issuer  which  is  registered  with the
     Securities and Exchange Commission.
(h)  The rate shown is the effective  yield on the discount notes at the time of purchase.
(i)  Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

78

                                 BlackRock Funds

                       STATEMENT OF ASSETS AND LIABILITIES
                        CORE PLUS TOTAL RETURN PORTFOLIO

September 30, 2005

ASSETS
 Investments at value (Cost $377,428,226) ................................  $  375,399,416
 Cash denominated in foreign currencies (Cost $3,267,062) ................       3,265,430
 Interest receivable .....................................................       2,398,158
 Interest receivable on interest rate swaps ..............................          21,263
 Investments sold receivable .............................................      40,042,985
 Capital shares sold receivable ..........................................         595,996
 Prepaid expenses ........................................................          16,943
 Unrealized appreciation on forward foreign currency contracts ...........          44,944
 Unrealized appreciation on interest rate swaps ..........................         340,915
 Futures margin receivable ...............................................          84,803
                                                                            --------------
    TOTAL ASSETS .........................................................     422,210,853
                                                                            --------------
LIABILITIES
 Investments purchased payable ...........................................      91,939,304
 Capital shares redeemed payable .........................................         697,991
 Distributions payable ...................................................         177,302
 Advisory fees payable ...................................................          43,978
 Administrative fees payable .............................................          22,817
 Transfer agent fees payable .............................................          16,219
 Other accrued expenses payable ..........................................          63,165
 Swaptions written, at fair value (premiums received $2,032,676) .........       1,867,418
 Futures margin payable ..................................................           2,235
 Unrealized depreciation on forward foreign currency contracts ...........          41,666
 Unrealized depreciation on interest rate swaps ..........................       1,028,189
                                                                            --------------
    TOTAL LIABILITIES ....................................................      95,900,284
                                                                            --------------
NET ASSETS (Applicable to 31,746,942 BlackRock shares, 12 Institutional shares,12 Service shares, 8,528 Investor A shares, 13,318 Investor B shares and 5,119 Investor C shares outstanding) .........................  $  326,310,569
                                                                            ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER BLACKROCK SHARE ($326,033,329/31,746,942) ...........................  $        10.27
                                                                            ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($119/12)(a) ....................................  $        10.21
                                                                            ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($120/12)(b) ..........................................  $        10.33
                                                                            ==============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($87,665/8,528) ....................................  $        10.28
                                                                            ==============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($10.28/0.960) ...............  $        10.71
                                                                            ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent
 deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($136,800/13,318) ..................................  $        10.27
                                                                            ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent
 deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($52,537/5,119) ....................................  $        10.26
                                                                            ==============

---------
(a)  Exact net assets and shares  outstanding at September 30, 2005 were $118.50 and 11.604, respectively.
(b)  Exact net assets and shares  outstanding at September 30, 2005 were $119.78 and 11.593, respectively.

See accompanying notes to financial statements.

                                                                              79

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                          GOVERNMENT INCOME PORTFOLIO

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 25.3%
  Small Business Administration
    Participation Certificates, Series
    96-20J, Class 1
    7.20%                                          10/01/16    $     142   $     149,043
  Small Business Administration
    Participation Certificates, Series
    98-20J, Class 1
    5.50%                                          10/01/18          124         127,004
  Small Business Investment Cos.
    Pass-Through, Series 03-10A,
    Class 1
    4.63%                                          03/10/13        1,062       1,061,701
  U.S. Treasury Bonds
    8.00%(b)                                       11/15/21        2,820       3,903,718
    6.50%                                          11/15/26          735         919,095
    5.38%                                          02/15/31        4,000       4,481,248
  U.S. Treasury Notes
    3.50%                                          12/15/09        2,475       2,407,517
    4.25%                                       11/14-08/15      154,105     153,044,047
                                                                           -------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $167,690,234)                                                        166,093,373
                                                                           -------------
MORTGAGE PASS-THROUGHS -- 50.9%
  Federal Home Loan Mortgage Corp.
    Gold
    5.50%                                       10/13-10/35          653         661,272
    6.00%                                       10/13-10/33        2,251       2,312,916
    5.00%                                       04/18-08/35       31,286      30,718,554
    4.50%                                       05/18-10/35        1,552       1,529,397
    8.00%                                       01/25-11/26          152         162,310
    7.50%                                          11/01/25            1           1,432
    6.50%                                       03/29-10/34          541         556,822
    7.00%                                       09/31-04/32          169         176,329
  Federal National Mortgage
    Association
    7.00%                                       08/09-12/11           29          29,959
    6.00%                                       11/09-05/35        6,436       6,559,542
    4.00%                                       05/10-10/20       16,661      16,105,959
    6.50%                                       01/13-04/35        9,796      10,106,399
    5.50%(b)                                    12/13-08/35      153,064     153,215,709
    8.00%                                          08/01/14           14          14,028
    5.00%                                       02/18-09/35       88,466      86,782,383
    4.50%                                       04/18-10/35       24,348      23,708,659
    7.50%                                       06/24-04/26           49          52,412
  Government National Mortgage
    Association
    8.00%                                          04/20/13           80          85,630
    6.00%                                       01/14-06/14          272         281,317
    5.50%                                       03/14-08/33          560         571,886
    7.00%                                       10/27-06/28          329         346,431
    7.50%                                          11/15/27            1             582
    6.50%                                          10/15/34           84          87,293
                                                                           -------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $336,859,210)                                                        334,067,221
                                                                           -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
  Federal National Mortgage
    Association, Series 03-130, Class
    SP (IO)
    3.17%(c)                                       08/25/28        7,268         191,229
  Goldman Sachs Residential
    Mortgage Loan Trust, Series
    03-13, Class 1A1
    4.51%(d)                                       10/25/33        1,828       1,777,497
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (IO)
    11.00%(c)                                      02/17/17           38           9,194
  Salomon Brothers Mortgage
    Securities VI, Series 87-1 (PO)
    11.50%(e)                                      02/17/17           38          34,933
                                                                           -------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost $2,234,906)                                                            2,012,853
                                                                           -------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.1%
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 99-C3, Class A2
    7.18%
  (Cost $1,070,138)                                08/15/36          976       1,043,132
                                                                           -------------
PROJECT LOANS -- 0.0%
  Federal Housing Authority
    7.43%
  (Cost $2,905)                                    09/01/22            3           2,871
                                                                           -------------
ASSET BACKED SECURITIES -- 0.2%
  The Money Store Small Business
    Administration Loan Trust, Series
    99-1, Class A
    3.82%(d)                                       07/15/25           92         91,720
  Structured Asset Receivables Trust,
    Series 03-2
    3.40%(d)(f)                                    01/21/09        1,351       1,350,168
                                                                           -------------
TOTAL ASSET BACKED SECURITIES
  (Cost $1,439,880)                                                            1,441,888
                                                                           -------------

                                                              Par/Shares
                                                                 (000)
                                                              ----------
SHORT TERM INVESTMENTS -- 23.2%
  Federal Home Loan Bank, Discount
    Notes
    3.18%(g)                                       10/03/05       35,100      35,093,799
    3.67%(g)                                       10/26/05       50,000      49,872,569
  Federal National Mortgage
    Association, Discount Notes
    3.50%(g)                                       10/03/05       59,900      59,888,353
  Galileo Money Market Fund                                        7,259       7,259,052
                                                                           -------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $152,113,773)                                                        152,113,773
                                                                           -------------
TOTAL INVESTMENTS IN SECURITIES -- 100.0%
  (Cost $661,411,046(a))                                                   $ 656,775,111
                                                                           =============

See accompanying notes to financial statements.

80

                                 BlackRock Funds

                             SCHEDULE OF INVESTMENTS
                     GOVERNMENT INCOME PORTFOLIO (Concluded)

As of September 30, 2005

                                              Number of
                                              Contracts         Value
                                             ----------      -----------
CALL OPTIONS PURCHASED -- 0.0%
  Euro Dollar 1 year Mid-Curve futures,
    Strike Price 96.0, Expires 12/19/05
  (Cost $41,578)                                    251      $    10,981
                                                             -----------
CALL SWAPTIONS WRITTEN -- 0.0%
  Barclays Capital, Strike Price 5.135,
    Expires 04/21/08
  (Premiums received $266,570)                     (610)(h)     (292,556)
                                                             -----------
PUT OPTIONS PURCHASED -- 0.0%
  Euro Dollar 1 year Mid-Curve futures,
    Strike Price 95.25, Expires
    12/19/05
  (Cost $41,578)                                     251          67,456
                                                             -----------
PUT SWAPTIONS WRITTEN -- 0.0%
  Barclays Capital, Strike Price 5.135,
    Expires 04/21/08
  (Premiums received $266,570)                     (610)(h)     (215,269)
                                                             -----------

----------
(a)  Cost for Federal income tax purposes is $662,252,580.  The gross unrealized appreciation (depreciation) on a tax basis is as follows:

     Gross unrealized appreciation                           $   731,405
     Gross unrealized depreciation                            (6,208,874)
                                                             -----------
                                                             $(5,477,469)
                                                             ===========

(b)  Securities, or a portion thereof, pledged as collateral with a value of
     $3,143,552 on 974 long U.S. Treasury Note futures contracts and 1,116 short
     U.S. Treasury Note futures contracts expiring December 2005. The value of such contracts on September 30, 2005 was $268,704,350 with an unrealized loss of $1,019,247 (including commissions of $4,540).
(c)  Rates shown are the effective yields as of September 30, 2005.
(d)  Rates shown are the rates as of September 30, 2005.
(e)  Interest rate of underlying collateral.
(f)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 0.2% of its net assets, with a current market value of $1,350,168, in securities restricted as to resale.
(g)  The rate shown is the effective yield on the discount notes at the time of purchase.
(h)  Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

                                                                              81

                                 BlackRock Funds

                       STATEMENT OF ASSETS AND LIABILITIES
                           GOVERNMENT INCOME PORTFOLIO

September 30, 2005

ASSETS
  Investments at value (Cost $661,411,046).......................$   656,775,111
  Option purchased at value (premiums paid $83,156)..............         78,437
  Collateral received for swap contracts ........................      1,259,139
  Interest receivable ...........................................      3,564,235
  Investments sold receivable ...................................    360,088,832
  Capital shares sold receivable ................................      2,047,103
  Prepaid expenses ..............................................         33,592
  Unrealized appreciation on interest rate swaps ................        845,105
  Futures margin receivable .....................................        146,173
                                                                 ---------------
    TOTAL ASSETS ................................................  1,024,837,727
                                                                 ---------------
LIABILITIES
  Payable upon termination of swap contracts ....................      1,259,139
  Investments purchased payable .................................    476,437,752
  Capital shares redeemed payable ...............................      1,419,209
  Distributions payable .........................................        326,765
  Advisory fees payable .........................................         43,784
  Administrative fees payable ...................................        101,024
  Transfer agent fees payable ...................................         29,628
  Other accrued expenses payable ................................        242,131
  Swaptions written, at fair value (Premiums received $533,140)..        507,825
  Futures margin payable ........................................        163,960
  Unrealized depreciation on interest rate swaps ................        481,507
                                                                 ---------------
    TOTAL LIABILITIES ...........................................    481,012,724
                                                                 ---------------
NET ASSETS (Applicable to 840,037 BlackRock shares,
  19,539,261 Service shares, 22,678,236 Investor A shares,
  3,894,376 Investor B shares and 2,923,930 Investor
  C shares outstanding) .........................................$   543,825,003
                                                                 ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER BLACKROCK SHARE ($9,164,334/840,037).......................$         10.91
                                                                 ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SERVICE SHARE ($212,962,549/19,539,261)....................$         10.90
                                                                 ===============
NET ASSET VALUE AND REDEMPTION PRICE
  PER INVESTOR A SHARE ($247,379,845/22,678,236).................$         10.91
                                                                 ===============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($10.91/0.955).......$         11.42
                                                                 ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  (subject to a maximum contingent deferred sales
  charge of 4.5%)
  PER INVESTOR B SHARE ($42,478,732/3,894,376)...................$         10.91
                                                                 ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  (subject to a maximum contingent deferred sales
  charge of 1.0%)
  PER INVESTOR C SHARE ($31,839,543/2,923,930)...................$         10.89
                                                                 ===============

See accompanying notes to financial statements.

82

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                       INFLATION PROTECTED BOND PORTFOLIO

As of September 30, 2005

                                                                  Par
                                                Maturity         (000)             Value
                                              -------------    ----------      -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 82.1%
  Federal National Mortgage
   Association, Unsecured Notes
    2.35%                                          04/29/06    $      800      $     791,416
  U.S. Treasury Inflation Protected
    Bonds
    1.88%                                          07/15/15           170            172,313
    2.38%                                          01/15/25         3,590          3,982,041
    3.62%(b)                                       04/15/28         1,765          2,790,377
    3.88%                                          04/15/29         2,430          3,954,507
  U.S. Treasury Inflation Protected
    Notes
    3.88%                                          01/15/09         1,180          1,525,463
    4.25%                                          01/15/10         1,155          1,500,694
    0.88%                                          04/15/10         1,750          1,759,180
    3.50%                                          01/15/11           945          1,168,684
    3.38%                                          01/15/12           480            585,054
    3.00%                                          07/15/12         2,975          3,518,864
    1.88%                                          07/15/13         2,425          2,615,045
    2.00%                                       01/14-07/14         5,325          5,714,497
    1.62%                                          01/15/15         1,495          1,511,962
  U.S. Treasury Notes
    4.25%                                          08/15/15            75             74,531
                                                                               -------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $31,488,177)                                                              31,664,628
                                                                               -------------
MORTGAGE PASS-THROUGHS -- 3.7%
  Federal National Mortgage
    Association ARM
    4.42%(c)                                       06/01/34           516            512,608
    4.64%(c)                                       02/01/35           902            899,089
                                                                               -------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $1,424,067)                                                                1,411,697
                                                                               -------------
CORPORATE BONDS -- 0.2%
Yankee -- 0.2%
  Abitibi-Consolidated, Inc. (Canada),
    Senior Unsecured Notes
    8.38%(d)                                       04/01/15             5              4,925
  United Mexican States, Senior
    Unsecured Notes
    6.62%(d)                                       03/03/15            25             27,200
    6.75%(d)                                       09/27/34            50             53,250
                                                                               -------------
                                                                                      85,375
                                                                               -------------
TOTAL CORPORATE BONDS
  (Cost $83,342)                                                                      85,375
                                                                               -------------
FOREIGN BONDS -- 4.1%
  Bundesrepublic Deutschland
    (Germany) (EUR)
    4.75%                                          07/04/34           100            145,286
    4.00%                                          01/04/37           175            227,053
  Canada Government Real Return
    (CND)
    3.00%                                          12/01/36           440            519,572
  Government of Canada Bonds (CND)
    4.50%                                          06/01/15           360            323,212
  Government of France, Treasury
    Inflation Protected Notes (EUR)
    2.25%                                          07/25/20           175            250,218
FOREIGN BONDS (Continued)
  Republic of Argentina, Treasury
    Inflation Protected Notes (ARA)
    4.67%                                          12/31/38           600            100,678
                                                                               -------------
TOTAL FOREIGN BONDS
  (Cost $1,475,347)
                                                                                   1,566,019
                                                                               -------------

                                                               Par/Shares
                                                                  (000)
                                                               ----------
SHORT TERM INVESTMENTS -- 7.3%
  U.S. Treasury Bills
    3.15%                                          11/17/05         2,000          1,991,775
  Galileo Money Market Fund                                           840            839,968
                                                                               -------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $2,832,093)                                                                2,831,743
                                                                               -------------
TOTAL INVESTMENTS IN SECURITIES -- 97.4%
  (Cost $37,303,026(a))                                                           37,559,462

                                                                Number of
                                                                Contracts
                                                               ----------
CALL OPTIONS PURCHASED -- 0.0%
  Euro Dollar 1 year Mid-Curve futures,
    Strike Price 96.0, Expires 12/19/05
  (Cost $3,313)                                                        20                875
                                                                               -------------
CALL OPTIONS WRITTEN -- (0.0)%
  March 10 year U.S. Treasury Notes
    futures, Strike Price 112.0, Expires
    02/24/06
  (Premiums received $10,242)                                         (14)            (8,094)
                                                                               -------------
CALL SWAPTIONS WRITTEN -- (0.2)%
  Deutsche Bank, Strike Price 4.575,
    Expires 01/11/07                                                 (130)(e)        (27,326)
  Union Bank, Strike Price 4.725,
    Expires 06/13/07                                                 (140)(e)        (41,090)
                                                                               -------------
TOTAL CALL SWAPTIONS WRITTEN
  (Premiums received $82,080)                                                        (68,416)
                                                                               -------------
PUT OPTIONS PURCHASED -- 0.1%
  December 90 Day Euro Dollar
    futures, Strike Price 95.75, Expires
    12/19/05                                                           41             17,681
  December 90 Day Euro Dollar
    futures, Strike Price 96.0, Expires
    12/19/05                                                           21             20,606
  Euro Dollar 1 year Mid-Curve futures,
    Strike Price 95.25, Expires
    12/19/05                                                           20              5,375
  December 10 year U.S. Treasury
    Notes futures, Strike Price 108.0,
    Expires 11/22/05                                                  (14)           (10,062)
                                                                               -------------
TOTAL PUT OPTIONS PURCHASED
  (Cost $6,391)                                                                       33,600
                                                                               -------------

See accompanying notes to financial statements.

                                                                              83

                                 BlackRock Funds

                             STATEMENT OF NET ASSETS
                 INFLATION PROTECTED BOND PORTFOLIO (Concluded)

As of September 30, 2005

                                                              Number of
                                                              Contracts        Value
                                                              ----------   ------------
PUT OPTIONS WRITTEN -- (0.1)%
  December 10 year U.S. Treasury
    Notes futures, Strike Price 110.0,
    Expires 11/22/05                                                (7)    $     (6,016)
  December 90 Day Euro Dollar
    futures, Strike Price 95.875,
    Expires 12/19/05                                               (42)         (28,875)
  March 10 year U.S. Treasury Notes
    futures, Strike Price 108.0, Expires
    02/24/06                                                        14            3,062
                                                                           -------------
TOTAL PUT OPTIONS WRITTEN
  (Premiums received $10,353)                                                   (31,829)
                                                                           -------------
PUT SWAPTIONS WRITTEN -- (0.2)%
  Deutsche Bank, Strike Price 5.15,
    Expires 01/11/07                                              (130)(e)      (28,769)
  Union Bank, Strike Price 4.725,
    Expires 06/13/07                                              (140)(e)      (58,324)
                                                                           -------------
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received $104,765)                                                   (87,093)
                                                                           -------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.0%                                  1,154,248
                                                                           -------------
NET ASSETS -- 100.0%
  (Applicable to 2,219,875 BlackRock shares, 549,339
  Institutional shares, 155 Service shares, 381,548
  Investor A shares, 195,112 Investor B shares and
  356,025 Investor C shares outstanding)                                   $  38,552,753
                                                                           =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($22,974,687/2,219,875)                                                  $       10.35
                                                                           =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($5,787,700/549,339)                                                     $       10.54
                                                                           =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($1,634/155)(f)                                                          $       10.56
                                                                           =============
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($3,994,180/381,548)                                                     $       10.47
                                                                           =============
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($10.47/0.970)                                                           $       10.79
                                                                           =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($2,045,339/195,112)                                                     $       10.48
                                                                           =============
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR C SHARE
  ($3,749,213/356,025)                                                     $       10.53
                                                                           =============
----------

(a)  Cost for Federal Income tax purposes is $37,418,037. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                        $     891,098
      Gross unrealized depreciation                                             (749,673)
                                                                           -------------
                                                                           $     141,425
                                                                           =============

(b)  Securities, or a portion thereof, pledged as collateral with a value of
     $261,680 on 8 short Canadian Government Bond futures contracts, 51 short
     U.S. Treasury Note futures contracts, 11 short Euro-Bobl futures contracts,
     2 short Euro-Bund contracts and 10 short U.S. Treasury Bond futures contracts expiring December 2005. The value of such contracts on September
     30, 2005 was $9,245,685, with an unrealized gain of $63,191 (including commissions of $186).
(c)  Rates shown are the rates as of September 30, 2005.
(d)  Security is a foreign domiciled issuer which is registered with the
     Securities and Exchange Commission.
(e)  Each swaption contract is equivalent to $10,000 notional amount.
(f)  Exact net assets and shares outstanding at September 30, 2005 were
     $1,634.48 and 154.776, respectively.

See accompanying notes to financial statements.

84

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                                 GNMA PORTFOLIO

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.5%
  U.S. Treasury Bonds
    6.50%
  (Cost $1,341,816)                              11/15/2026   $    1,130   $   1,413,030
                                                                           -------------
MORTGAGE PASS-THROUGHS -- 75.2%
  Federal Home Loan Mortgage Corp.
    Gold
    5.50%                                       06/13-02/18          639         648,817
    6.00%                                       11/13-10/33          356         365,866
    6.50%                                       12/13-08/30          432         435,715
    8.00%                                          07/01/17           52          55,108
    9.00%                                          12/01/19            1             872
    7.50%                                       09/26-03/27           10          10,924
    4.50%                                       04/28-09/35            0           2,071
    5.00%                                          09/01/33           78          76,394
  Federal National Mortgage
    Association
    6.50%                                       02/13-04/35          306         323,904
    5.50%                                       12/13-07/35       15,608      15,629,322
    8.00%                                          08/01/14          106         107,546
    6.00%                                       04/16-01/35          909         924,827
    4.00%                                          07/01/18          149         143,567
    4.50%                                       08/18-06/34        2,830       2,771,740
    8.50%                                          10/01/24            5           5,424
    5.00%                                          07/01/35           99          97,377
  Government National Mortgage
    Association
    8.00%(b)                                    12/07-08/24          527         562,701
    5.50%                                       11/08-10/34       88,006      88,857,086
    6.50%                                       03/16-11/34       24,405      25,309,495
    7.00%(b)                                    09/17-05/32        2,113       2,224,867
    9.00%                                       05/18-07/21          263         287,959
    10.00%                                         12/15/20            3           3,710
    7.50%                                       10/25-11/29          490         520,092
    5.00%                                       10/27-09/35       28,718      28,385,875
    6.00%                                       01/28-05/35       39,706      40,595,209
    4.50%                                       12/34-01/35        5,554       5,346,800
                                                                           -------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $215,117,218)                                                        213,693,268
                                                                           -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%
  Federal National Mortgage
    Association, Series 03-130, Class
    SP (IO)
    3.17%(c)                                       08/25/28        8,231         216,545
  Goldman Sachs Residential
    Mortgage Loan Trust, Series
    03-13, Class 1A1
    4.51%(d)                                       10/25/33        3,655       3,554,995
                                                                           -------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost $3,980,039)                                                            3,771,540
                                                                           -------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 0.5%
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 99-C3, Class A2
    7.18%
  (Cost $1,355,946)                                08/15/36        1,243       1,329,300
                                                                           -------------
PROJECT LOANS -- 0.0%
  Federal Housing Authority
    7.43%
  (Cost $15,001)                                   09/01/22           15          15,069
                                                                           -------------
ASSET BACKED SECURITIES -- 0.7%
  The Money Store Small Business
    Administration Loan Trust, Series
    99-1, Class A
    3.82%(d)                                       07/15/25          277         275,160
  Structured Asset Receivables Trust,
    Series 03-2
    3.40%(d)(e)                                    01/21/09        1,727       1,726,445
                                                                           -------------
TOTAL ASSET BACKED SECURITIES
  (Cost $2,000,269)
                                                                               2,001,605
                                                                           -------------

                                                              Par/Shares
                                                                 (000)
                                                              ----------
SHORT TERM INVESTMENTS -- 21.8%
  Federal Home Loan Bank, Discount
    Notes
    3.18%(f)                                       10/03/05        1,100       1,099,806
  Federal National Mortgage
    Association, Discount Notes
    3.50%(f)                                       10/03/05       53,900      53,889,519
  Galileo Money Market Fund                                        7,027       7,026,909
                                                                           -------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $62,016,234)                                                          62,016,234
                                                                           -------------
TOTAL INVESTMENTS IN SECURITIES --  100.0%
  (Cost $285,826,523(a))                                                   $ 284,240,046
                                                                           =============

                                                             Number of
                                                             Contracts
                                                            ----------
CALL OPTIONS PURCHASED -- 0.0%
  Euro Dollar 1 year Mid-Curve futures,
   Strike Price 96.0, Expires 12/19/05
  (Cost $15,737)                                                   95              4,157
                                                                           -------------
CALL SWAPTIONS WRITTEN -- (0.1)%
  Barclays Capital, Strike Price 5.135,
    Expires 04/21/08
  (Premiums received $131,100)                                   (300)(g)       (143,880)
                                                                           -------------

PUT OPTIONS PURCHASED -- 0.0%
  Euro Dollar 1 year Mid-Curve futures,
   Strike Price 95.25, Expires
   12/19/05
  (Cost $15,737)                                                   95             25,531
                                                                           -------------
PUT SWAPTIONS WRITTEN -- 0.0%
  Barclays Capital, Strike Price 5.135,
   Expires 04/21/08
  (Premiums received $131,100)                                   (300)(g)       (105,870)
                                                                           -------------

See accompanying notes to financial statements.

                                                                              85

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                           GNMA PORTFOLIO (Concluded)

As of September 30, 2005

----------
(a)  Cost for Federal Income tax purposes is $285,866,109.  The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation           $     649,986
      Gross unrealized depreciation              (2,276,049)
                                              -------------
                                              $  (1,626,063)
                                              =============

(b)  Securities, or a portion thereof, pledged as collateral with a value of
     $403,793 on 179 short U.S. Treasury Note futures contracts, 122 short
     Interest Rate Swap futures contracts and 145 long U.S. Treasury Bond futures contracts expiring December 2005. The value of such contracts on
     September 30, 2005 was $63,661,063, with an unrealized gain of $138,268
     (including commissions of $981).
(c)  Rates shown are the effective yields as of September 30, 2005.
(d)  Rates shown are the rates as of September 30, 2005.
(e)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 0.9% of its net assets, with a current market value of $1,726,445, in securities restricted as to resale.
(f)  The rate shown is the effective  yield on the discount notes at the time of purchase.
(g)  Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

86

                                BlackRock Funds

                      STATEMENT OF ASSETS AND LIABILITIES
                                 GNMA PORTFOLIO

September 30, 2005

ASSETS
 Investments at value (Cost $285,826,523) ....................   $   284,240,046
 Option purchased at value (premiums paid $31,474) ...........            29,688
 Interest receivable .........................................           953,012
 Investments sold receivable .................................        51,674,301
 Capital shares sold receivable ..............................           223,824
 Prepaid expenses ............................................            28,386
 Unrealized appreciation on interest rate swaps ..............           296,610
 Futures margin receivable ...................................            36,262
                                                                 ---------------
    TOTAL ASSETS .............................................       337,482,129
                                                                 ---------------
LIABILITIES
 Investments purchased payable ...............................       132,862,695
 Capital shares redeemed payable .............................           803,558
 Distributions payable .......................................           527,603
 Advisory fees payable .......................................             4,490
 Administrative fees payable .................................            36,651
 Transfer agent fees payable .................................            13,576
 Other accrued expenses payable ..............................           115,191
 Swaptions written, at fair value (premiums received $262,200)           249,750
 Unrealized depreciation on interest rate swaps ..............           481,769
                                                                 ---------------
    TOTAL LIABILITIES ........................................       135,095,283
                                                                 ---------------
NET ASSETS (Applicable to 1,126,429 BlackRock shares,
 12,535,727 Institutional shares, 838,920 Service shares,
 1,569,894 Investor A shares, 2,038,993 Investor B shares and
 2,752,856 Investor C shares outstanding) ....................   $   202,386,846
                                                                 ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER BLACKROCK SHARE ($10,915,055/1,126,429) .................   $          9.69
                                                                 ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($121,571,303/12,535,727) ...........   $          9.70
                                                                 ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($8,129,079/838,920) ......................   $          9.69
                                                                 ===============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($15,288,164/1,569,894) ................   $          9.74
                                                                 ===============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($9.74/0.960) ....   $         10.15
                                                                 ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($19,792,149/2,038,993) ................   $          9.71
                                                                 ===============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($26,691,096/2,752,856) ................   $          9.70
                                                                 ===============

See accompanying notes to financial statements

                                                                              87

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                            MANAGED INCOME PORTFOLIO

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 26.3%
  Federal National Mortgage
    Association, Unsecured Notes
    2.35%                                       04/06-04/07   $    9,980   $   9,725,858
    1.75%                                          06/16/06        2,120       2,082,917
    4.00%                                       10/06-01/09       13,870      13,730,664
    4.75%                                          02/21/13        2,990       2,969,348
  Overseas Private Investment Co.
    4.09%                                          05/29/12          464         429,319
    4.30%                                          05/29/12        1,295       1,225,082
    4.64%                                          05/29/12          966         929,111
    4.68%                                          05/29/12          546         514,956
    4.87%                                          05/29/12        4,122       4,007,793
    5.40%                                          05/29/12        5,150       5,186,156
    5.46%                                          05/29/12          590         606,638
    5.79%                                          05/29/12        1,044       1,075,265
    5.88%(b)                                       05/29/12          556         561,070
    5.94%                                          05/29/12        1,984       2,052,335
    5.95%                                          05/29/12          565         582,037
    6.10%                                          05/29/12          667         692,825
    6.81%                                          05/29/12          807         848,145
    6.89%                                          05/29/12        6,436       6,802,791
    6.91%                                          05/29/12        2,163       2,262,367
    7.35%                                          05/29/12          582         617,967
  Resolution Funding Corp. Strip
    Bonds
    6.29%(c)                                       07/15/18        1,725         939,927
    6.30%(c)                                       10/15/18        1,725         927,650
  Small Business Administration
    Participation Certificates, Series
    96-20B, Class 1
    6.38%                                          02/01/16        2,055       2,125,031
  Small Business Administration
    Participation Certificates, Series
    96-20K, Class 1
    6.95%                                          11/01/16        3,595       3,757,270
  Small Business Administration
    Participation Certificates, Series
    97, Class A
    4.35%(d)(e)                                    08/15/22          751         714,597
  Small Business Administration
    Participation Certificates, Series
    97-20B, Class 1
    7.10%                                          02/01/17        2,609       2,741,603
  Small Business Administration
    Participation Certificates, Series
    97-20G, Class 1
    6.85%                                          07/01/17        4,869       5,099,440
  U.S. Treasury Bonds
    8.12%(f)                                       08/15/19       28,480      38,882,975
    8.50%                                          02/15/20        4,175       5,895,392
    8.75%                                          08/15/20        1,175       1,700,583
    8.00%                                          11/15/21        6,380       8,831,815
    6.25%                                          08/15/23        6,665       7,969,620
    6.00%(f)                                       02/15/26        8,820      10,402,088
    6.75%                                          08/15/26        3,280       4,203,910
    5.38%                                          02/15/31          465         520,945
  U.S. Treasury Notes
    4.00%                                       08/07-02/15       47,340      46,664,797
    4.75%                                          05/15/14          295         303,919
    4.25%(g)                                    11/14-08/15        8,985       8,921,871
                                                                           -------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $204,096,851)                                                        207,506,077
                                                                           -------------
MORTGAGE PASS-THROUGHS -- 24.8%
  Federal Home Loan Mortgage Corp.
    3.00%                                          04/19/07        5,900       5,781,640
    5.00%                                          07/01/20          199         198,817
    5.50%                                       08/35-10/35        3,180       3,256,774
  Federal Home Loan Mortgage Corp.
    Gold
    6.50%                                       03/09-12/30        1,029       1,062,433
    4.00%                                          05/01/10        2,095       2,056,274
    6.00%                                       11/14-11/34        6,298       6,425,934
    5.50%                                       10/17-10/35        8,383       8,399,177
    4.50%                                       10/18-08/20        8,406       8,256,547
    5.00%                                       10/18-09/35       23,895      23,663,224
    7.50%                                       11/25-10/27           32          34,116
    7.00%                                       04/29-04/32           77          80,459
  Federal Home Loan Mortgage Corp.,
    ARM
    4.37%(d)                                       01/01/35        8,902       8,844,811
  Federal National Mortgage
    Association
    7.00%                                       06/06-09/34        2,463       2,579,280
    6.00%                                       01/09-10/33        5,821       5,921,938
    6.50%                                       02/11-10/33       24,392      25,119,840
    5.50%                                       09/13-09/35       22,664      22,923,441
    5.00%                                       01/18-09/35       45,853      45,299,001
    4.50%                                       10/18-10/35       16,482      16,068,035
    4.30%(d)                                       12/01/34        7,548       7,500,239
  Government National Mortgage
    Association
    9.50%                                       09/16-11/16           20          21,573
    9.00%                                          03/15/18           13          14,658
    6.50%                                       12/23-10/34        1,078       1,123,216
    6.00%                                       11/28-10/33          625         640,587
    5.50%                                       11/33-12/34           64          66,780
  MLCC Mortgage Investors, Inc.,
    Series 95-C2 (IO)
    1.22%(c)                                       06/15/21        7,452         281,762
                                                                           -------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $196,277,418)                                                        195,620,556
                                                                           -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.8%
  Banc of America Alternative Loan
    Trust, Series 04-11, Class 2CB1
    6.00%                                          12/25/34        3,384       3,374,396
  Countrywide Alternative Loan Trust,
    Series 05-56, Class 1A1
    4.69%(d)                                       11/25/35        6,540       6,605,400
  Federal Home Loan Mortgage Corp.,
    Series 2587, Class WX
    5.00%                                          03/15/18        2,370       2,360,654
  Federal Home Loan Mortgage Corp.,
    Series 2825, Class VP
    5.50%                                          06/15/15        3,470       3,532,681
  Federal Home Loan Mortgage Corp.,
    Series 2933, Class HD
    5.50%                                          02/15/35        3,565       3,593,288
  Federal National Mortgage
    Association, Series 03-118, Class
    FD
    4.23%(d)                                       12/25/33        4,039       4,072,257
  Federal National Mortgage
    Association, Series 04-82, Class
    HJ
    5.50%                                          09/25/32        7,400       7,449,358

See accompanying notes to financial statements.

88

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
  Federal National Mortgage
    Association, Series 05-48, Class
    AR
    5.50%                                          02/25/35   $    3,085   $   3,107,228
  Federal National Mortgage
    Association, Series 05-57, Class
    PA
    5.50%                                          05/25/27        3,798       3,838,661
  Summit Mortgage Trust, Series 00-1,
    Class B1
    6.29%(d)(e)                                    12/28/12          142         141,644
                                                                           -------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost $38,694,211)                                                          38,075,567
                                                                           -------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 10.5%
  Banc of America Commercial
    Mortgage, Inc., Series 01-1, Class
    A2
    6.50%                                          04/15/36        4,030       4,318,552
  Bear Stearns Commercial Mortgage
    Securities, Inc., Series 00-WF2,
    Class A2
    7.32%                                          10/15/32        4,590       5,035,579
  Bear Stearns Commercial Mortgage
    Securities, Inc., Series 04-PWR6,
    Class A6
    4.82%                                          11/11/41        4,155       4,117,023
  Bear Stearns Commercial Mortgage
    Securities, Inc., Series 05-PWR9,
    Class A4A
    4.87%                                          09/11/42        3,940       3,934,460
  Commercial Mortgage Acceptance
    Corp., Series 98-C2, Class A2
    6.03%                                          09/15/30        4,262       4,361,160
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 02-CP5,
    Class A2
    4.94%                                          12/15/35        4,865       4,868,236
  Donaldson, Lufkin and Jenrette, Inc.
    Commerical Mortgage Corp.,
    Series 98-CF1, Class A1B
    6.41%                                          02/18/31        7,413       7,638,271
  General Electric Capital Commercial
    Mortgage Corp., Series 02-1A,
    Class A3
    6.27%                                          12/10/35        3,800       4,066,100
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 99-C3, Class A2
    7.18%                                          08/15/36        3,773       4,034,057
  Goldman Sachs Mortgage Securities
    Corp. II, Series 98-C1, Class A3
    6.14%                                          10/18/30        5,115       5,278,598
  Goldman Sachs Mortgage Securities
    Corp. II, Series 04-GG2, Class A4
    4.96%                                          08/10/38        3,500       3,523,765
  J.P. Morgan Chase Commercial
    Mortgage Securities Corp., Series
    01-C1, Class A3
    5.87%                                          10/12/35        3,840       4,021,872
  J.P. Morgan Chase Commercial
    Mortgage Securities Corp., Series
    01-CIB2, Class A3
    6.43%                                          04/15/35        3,320       3,554,041
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 00-C4,
    Class A2
    7.37%                                          08/15/26        5,680       6,244,786
  Lehman Brothers-UBS Commerical
    Mortgage Trust, Series 03-C7,
    Class A2
    4.06%(d)                                       09/15/27        2,480       2,421,561
  Morgan Stanley Capital Investments,
    Series 98-HF2, Class A2
    6.48%                                          11/15/30        4,345       4,510,852
  Salomon Brothers Mortgage
    Securities VII, Series 00-C1, Class
    A2
    7.52%                                          12/18/09        5,565       6,006,917
  USGI, Series 87
    7.43%                                          12/01/22          113         115,799
  Wachovia Bank Commercial
    Mortgage Trust, Series 03, Class
    C6
    5.12%                                          08/15/35        4,470       4,510,080
                                                                           -------------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $84,269,505)                                                          82,561,709
                                                                           -------------
PROJECT LOANS -- 2.3%
  Whittier Rehab at Haverhill Project
    Loan
    7.60%                                          12/01/39       10,845      11,321,680
  Whittier Rehab at Westborough
    Project Loan
    8.12%                                          02/28/37        6,924       7,193,048
                                                                           -------------
TOTAL PROJECT LOANS
  (Cost $17,507,908)                                                          18,514,728
                                                                           -------------
CERTIFICATE OF DEPOSIT -- 0.2%
  SunTrust Bank, Inc.
    4.42%
  (Cost $1,260,000)                                06/15/09        1,260       1,246,014
                                                                           -------------
ASSET BACKED SECURITIES -- 8.5%
  American Express Credit Account
    Master Trust, Series 05-3, Class A
    3.77%(d)                                       01/18/11        5,525       5,532,072
  American Express Credit Account
    Master Trust, Series 05-5, Class A
    3.81%(d)                                       02/15/13        5,350       5,348,850
  Chase Issuance Trust, Series 04-A9,
    Class A9
    3.22%                                          06/15/10        5,675       5,535,338
  Citibank Credit Card Issuance Trust,
    Series 00, Class A3
    6.88%                                          11/16/09        6,275       6,573,249
  Citibank Credit Card Issuance Trust,
    Series 04, Class A1
    2.55%                                          01/20/07        9,150       8,931,864
  Countrywide Asset-Backed
    Certificates, Series 04-14, Class
    A4
    4.11%(d)                                       06/25/35        4,191       4,201,763
  Ford Credit Auto Owner Trust, Series
    05-A, Class A3
    3.48%                                          11/15/08        7,450       7,366,858

See accompanying notes to financial statements.

                                                                              89

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
ASSET BACKED SECURITIES (Continued)
  Ford Credit Auto Owner Trust, Series
    05-C, Class A3
    4.30%                                          08/15/09   $    5,325   $   5,324,883
  Green Tree Financial Corp., Series
    96-7, Class A6
    7.65%                                          10/15/27        4,138       4,362,942
  MBNA Credit Card Master Note
    Trust, Series 04-A4, Class A4
    2.70%                                          09/15/09        7,200       7,017,754
  Railcar Leasing LLC, Series 97-1,
    Class A1
    6.75%(e)                                       07/15/06        1,597       1,607,337
  Small Business Administration
    Participation Certificates, Series
    97-20F, Class 1
    7.20%                                          06/01/17          748         787,001
  Structured Asset Receivables Trust,
    Series 03-2
    3.40%(d)(e)                                    01/21/09        4,074       4,072,639
                                                                           -------------
TOTAL ASSET BACKED SECURITIES
  (Cost $67,194,149)                                                          66,662,550
                                                                           -------------
CORPORATE BONDS -- 20.5%
Aerospace -- 0.5%
  Lockheed Martin Corp., Senior
    Debentures
    8.50%                                          12/01/29          985       1,356,359
  Northrop Grumman Corp., Senior
    Unsecured Notes
    4.08%                                          11/16/06        1,205       1,199,180
    7.12%                                          02/15/11          915       1,011,203
  Raytheon Co., Senior Unsecured
    Notes
    4.50%                                          11/15/07          383         381,296
                                                                           -------------
                                                                               3,948,038
                                                                           -------------
Banks -- 6.7%
  Banc One Corp., Senior Unsecured
    Notes
    2.62%                                          06/30/08          835         793,553
  Bank of America Corp., Senior
    Unsecured Notes
    3.38%                                          02/17/09        1,350       1,297,384
    4.50%                                          08/01/10          130         128,739
  Bank of America Corp., Subordinated
    Notes
    7.80%(h)                                       02/15/10        1,190       1,328,156
  Bank of New York Co., Inc., Senior
    Notes
    3.75%                                          02/15/08        1,350       1,324,682
  BankBoston N.A., Subordinated
    Notes
    7.00%                                          09/15/07        1,500       1,565,145
  Citigroup, Inc., Senior Unsecured
    Notes
    6.20%                                          03/15/09        1,200       1,257,894
  Citigroup, Inc., Subordinated Notes
    6.00%                                          10/31/33          685         726,566
  Citigroup, Inc., Unsecured Notes
    3.62%                                          02/09/09        3,655       3,543,815
    4.12%                                          02/22/10        3,900       3,811,119
  Depfa Bank PLC, Senior Notes
    4.25%                                          08/16/10        3,900       3,835,943
  Deutsche Bank AG, Deposit Notes
    3.84%(d)                                       03/15/07        1,600       1,592,800
  HBOS Treasury Services PLC,
    Senior Unsecured Notes
    3.60%(e)                                       08/15/07          855         839,910
  HBOS Treasury Services PLC,
    Unsecured Notes
    3.50%(e)                                       11/30/07        1,630       1,593,676
  HSBC Bank USA, Subordinated
    Notes
    3.87%                                          06/07/07        5,575       5,521,580
  The Huntington National Bank,
    Subordinated Bank Notes
    2.75%                                          10/16/06          480         470,309
  J.P. Morgan Chase & Co., Senior
    Unsecured Notes
    5.25%                                          05/30/07        3,380       3,419,735
  Lloyds TSB Bank PLC, Subordinated
    Notes
    6.90%                                          11/29/49        2,000       2,062,698
  National City Bank, Unsecured Notes
    3.38%                                          10/15/07          185         181,850
  The Royal Bank of Scotland Capital
    Trust
    4.71%(d)                                       12/29/49          600         578,863
    6.80%                                          12/31/49        1,000       1,022,574
  Sumitomo Mitsui Banking Corp.,
    Subordinated Notes
    5.62%(d)(e)                                    12/31/49          875         872,034
  SunTrust Bank, Inc., Senior
    Unsecured Notes
    3.62%                                          10/15/07        1,540       1,511,033
  Swedish Export Credit Corp.,
    Unsecured Notes
    2.88%                                          01/26/07        1,550       1,523,201
  U.S. Bancorp., Senior Unsecured
    Notes
    3.95%                                          08/23/07          335         331,298
  U.S. Bank N.A., Senior Bank Notes
    2.87%                                          02/01/07        1,040       1,015,362
    2.40%                                          03/12/07        1,580       1,533,548
  U.S. Bank N.A., Subordinated Notes
    6.50%                                          02/01/08        2,420       2,518,436
  Wachovia Bank N.A., Senior Bank
    Notes
    4.38%                                          08/15/08        1,625       1,615,950
  Wachovia Corp., Senior Notes
    3.50%                                          08/15/08        1,165       1,130,177
  Wells Fargo & Co., Senior Unsecured
    Notes
    4.00%                                          08/15/08        1,105       1,087,596
    4.20%                                          01/15/10          580         569,160
  Wells Fargo & Co., Unsecured Notes
    4.62%                                          08/09/10        2,115       2,103,619
                                                                           -------------
                                                                              52,708,405
                                                                           -------------
Broadcasting -- 0.2%
  News America, Inc., Senior
    Debentures
    7.12%                                          04/08/28          300         326,819
    7.62%                                          11/30/28        1,150       1,322,096
  News America, Inc., Senior
    Unsecured Notes
    6.20%                                          12/15/34          275         275,415
                                                                           -------------
                                                                               1,924,330
                                                                           -------------

See accompanying notes to financial statements.

90

                                 BlackRock Funds

                             SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Energy & Utilities -- 0.4%
  Dominion Resources, Inc.,
    Unsecured Notes
    5.95%                                          06/15/35   $      250   $     244,222
  FirstEnergy Corp.,
    Senior Unsecured Notes
    7.38%                                          11/15/31          305         359,046
  Florida Power & Light Co.,
    First Mortgage Bonds
    5.90%                                          03/01/33          175         181,076
    4.95%                                          06/01/35          600         556,079
  Florida Power Corp.,
    First Mortgage Bonds
    6.65%                                          07/15/11          960       1,041,492
  TXU Corp.,
    Senior Unsecured Notes
    6.50%                                          11/15/24        1,000         936,779
                                                                           -------------
                                                                               3,318,694
                                                                           -------------
Entertainment & Leisure -- 0.6%
  Comcast Cable Communications Corp.,
    Senior Unsecured Notes
    6.38%                                          01/30/06          413         415,623
  Comcast Cable Holdings LLC,
    Senior Debentures
    7.88%                                          02/15/26        1,040       1,241,154
  Comcast Corp.,
    Unsecured Notes
    5.65%                                          06/15/35          265         247,711
  TCI Communications, Inc.,
    Senior Notes
    7.12%                                          02/15/28          620         695,324
  Time Warner Cos., Inc.,
    Senior Debentures
    9.15%                                          02/01/23          535         692,295
    7.57%                                          02/01/24          750         856,207
    7.70%                                          05/01/32          760         900,820
                                                                           -------------
                                                                               5,049,134
                                                                           -------------
Finance -- 4.9%
  Associates Corp. of North America,
    Senior Notes
    6.25%(h)                                       11/01/08          690         721,854
  BAE Systems Holdings, Inc.,
    Unsecured Notes
    5.20%(e)                                       08/15/15        1,160       1,142,472
  The Bear Stearns Cos., Inc.,
    Unsecured Notes
    2.88%                                          07/02/08        1,000         952,949
  Berkshire Hathaway Finance Corp.,
    Senior Unsecured Notes
    3.38%                                          10/15/08        1,925       1,858,287
    4.12%                                          01/15/10        1,260       1,233,301
  California Preferred Fund Trust,
    Notes
    7.00%                                          12/31/49          800         832,000
  Eksportfinans ASA,
    Unsecured Notes
    3.38%                                          01/15/08        3,770       3,684,628
  General Electric Capital Corp.,
    Unsecured Notes
    3.45%(d)                                       01/15/08       10,250      10,272,140
    4.12%                                       03/08-09/09       10,160       9,991,074
  Household Finance Corp.,
    Senior Unsecured Notes
    6.50%                                          11/15/08        1,615       1,695,878
  Lehman Brothers Holdings, Inc.,
    Senior Unsecured Notes
    7.00%                                          02/01/08          345         362,177
  Nationwide Building Society,
    Senior Unsecured Notes
    3.50%(e)                                       07/31/07        1,725       1,692,484
  Nationwide Building Society,
    Unsecured Notes
    4.25%(e)                                       02/01/10           90          88,145
  Student Loan Marketing Corp.,
    Senior Unsecured Notes
    3.62%                                          03/17/08        3,155       3,083,883
  USAA Capital Corp.,
    Senior Unsecured Notes
    4.00%(e)                                       12/10/07          920         908,897
                                                                           -------------
                                                                              38,520,169
                                                                           -------------
Insurance -- 1.8%
  Allstate Financial Global Funding,
    Unsecured Notes
    5.25%(e)                                       02/01/07        1,150       1,157,134
  ASIF Global Financing,
    Unsecured Notes
    3.90%(e)                                       10/22/08          285         277,522
  Liberty Mutual Group, Inc.,
    Unsecured Notes
    6.50%(e)                                       03/15/35          530         486,668
  Marsh & McLennan Cos., Inc.,
    Senior Unsecured Notes
    5.75%                                          09/15/15          510         505,119
  MetLife, Inc.,
    Senior Unsecured Notes
    6.38%                                          06/15/34          350         380,800
    5.70%                                          06/15/35          500         495,740
  Monumental Global Funding II,
    Unsecured Notes
    2.80%(e)                                       07/15/08        2,480       2,382,715
  New York Life Global Funding,
    Unsecured Notes
    3.88%(e)                                       01/15/09          775         756,274
  Protective Life Corp.,
    Secured Notes
    3.70%                                          11/24/08          990         961,627
  Prudential Financial, Inc.,
    Unsecured Notes
    5.40%                                          06/13/35          650         615,953
  Sun Life of Canada Capital Trust,
    Capital Securities
    8.53%(e)                                       05/29/49        1,720       1,859,750
  TIAA Global Markets,
    Senior Unsecured Notes
    4.12%(e)                                       11/15/07        1,850       1,830,242
    3.88%(e)                                       01/22/08        1,165       1,145,231
  Wellpoint, Inc.,
    Unsecured Notes
    5.95%                                          12/15/34          675         703,728
  XL Capital Ltd. (Kyrgyzstan),
    Senior Unsecured Notes
    6.38%                                          11/15/24          260         265,912
                                                                           -------------
                                                                              13,824,415
                                                                           -------------
Manufacturing -- 0.1%
  Belvoir Land LLC Class II,
    Unsecured Notes
    5.40%(e)                                       12/15/47        1,175       1,136,613
                                                                           -------------
Medical & Medical Services -- 0.1%
  Wellpoint Health Network, Inc.,
    Senior Unsecured Notes
    6.38%                                          06/15/06          700         708,917
                                                                           -------------

See accompanying notes to financial statements.
                                                                              91

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Metal & Mining -- 0.1%
  Noranda, Inc.,
    Unsecured Notes
    5.50%                                          06/15/17   $      475   $     457,880
                                                                           -------------
Motor Vehicles -- 0.1%
  DaimlerChrysler AG,
    Senior Debentures
    7.45%                                          03/01/27          870         946,681
  DaimlerChrysler N.A. Holding Corp.,
    Unsecured Notes
    4.05%                                          06/04/08          150         145,662
General Motors Acceptance Corp.,
    Unsecured Notes
    5.11%(d)                                       09/23/08           75          69,491
                                                                           -------------
                                                                               1,161,834
                                                                           -------------
Oil & Gas -- 0.7%
  Anadarko Finance Co.,
    Senior Unsecured Notes
    7.50%                                          05/01/31          310         381,644
  Consolidated Natural Gas Co.,
    Senior Unsecured Notes
    5.38%                                          11/01/06        1,850       1,864,263
  Devon Energy Corp.,
    Senior Debentures
    7.95%                                          04/15/32          575         732,970
  Devon Financing Corp.,
    Senior Unsecured Notes
    7.88%                                          09/30/31           60          75,557
  Petro-Canada,
    Senior Unsecured Notes
    5.95%                                          05/15/35          515         517,105
  Texaco Capital, Inc.,
    Debentures
    8.88%                                          09/01/21        1,350       1,880,822
                                                                           -------------
                                                                               5,452,361
                                                                           -------------
Real Estate -- 0.4%
  EOP Operating LP,
    Senior Notes
    7.25%                                          06/15/28          230         259,482
  EOP Operating LP,
    Unsecured Notes
    4.65%                                          10/01/10          255         251,147
  ERP Operating LP,
    Senior Notes
    7.12%                                          10/15/17          495         563,057
  Pulte Homes, Inc.,
    Senior Unsecured Notes
    6.00%                                          02/15/35          280         253,950
  The Rouse Co.,
    Unsecured Notes
    3.62%                                          03/15/09        1,615       1,509,612
                                                                           -------------
                                                                               2,837,248
                                                                           -------------
Retail Merchandising -- 0.2%
  Federated Department Stores,
    Senior Debentures
    6.79%                                          07/15/27          320         341,558
  May Department Stores Co.,
    Debentures
    7.88%                                          03/01/30          220         262,254
  May Department Stores Co.,
    Unsecured Notes
    5.75%                                          07/15/14          655         664,851
                                                                           -------------
                                                                               1,268,663
                                                                           -------------
Telecommunications -- 1.5%
  AT&T Broadband Corp.,
    Unsecured Notes
    8.38%                                          03/15/13          700         828,218
  BellSouth Telecommunications,
    Debentures
    6.40%(c)                                       12/15/35          900         473,748
  Continental Cablevision, Inc.,
    Senior Notes
    8.30%                                          05/15/06        2,640       2,700,517
  Deutsche Telekom International
    Finance BV (Netherlands),
    Senior Unsecured Notes
    8.75%                                          06/15/30          590         761,701
  GTE Corp.,
    Debentures
    6.94%                                          04/15/28          150         163,973
  New England Telephone & Telegraph Co.,
    Debentures
    7.88%                                          11/15/29          200         232,721
  SBC Communications, Inc.,
    Unsecured Notes
    4.39%(e)                                       06/05/06        3,000       2,996,340
    6.45%                                          06/15/34          435         459,143
    6.15%                                          09/15/34           70          71,635
  Sprint Capital Corp.,
    Senior Unsecured Notes
    8.75%                                          03/15/32        1,035       1,387,860
  Verizon Global Funding Corp.,
    Senior Unsecured Notes
    7.75%                                          12/01/30           80          97,462
  Verizon Global Funding Corp.,
    Unsecured Notes
    5.85%                                          09/15/35          675         663,827
  Vodafone Group PLC,
    Senior Unsecured Notes
    7.88%                                          02/15/30          660         840,581
  Vodafone Group PLC,
    Unsecured Notes
    5.00%                                          12/16/13           90          90,185
                                                                           -------------
                                                                              11,767,911
                                                                           -------------
Yankee -- 2.2%
  AID-Israel,
    Unsecured Notes
    5.50%(i)                                       09/18/23        5,000       5,392,900
  Japan Finance Corp. for Municipal
    Enterprises,
    Unsecured Notes
    4.62%(i)                                       04/21/15        1,600       1,588,200
  National L-Bank Landeskreditbank
    Baden-Wurttemberg (Germany),
    Unsecured Notes
    4.25%(i)                                       09/15/10        2,800       2,757,020
  Pemex Finance Ltd. (Luxembourg),
    Senior Unsecured Notes
    9.03%(i)                                       02/15/11        3,505       3,879,299
  Province of Quebec (Canada),
    Debentures
    6.12%(i)                                       01/22/11          710         759,507
  Suncor Energy, Inc. (Canada)
    5.95%(i)                                       12/01/34           70          74,336
  Teck Cominco Ltd. (Canada),
    Senior Unsecured Notes
    6.12%(i)                                       10/01/35          475         465,798
  Telecom Italia Capital (Luxembourg),
    Senior Unsecured Notes
    4.95%(e)(i)                                    09/30/14          615         595,155
  Telecom Italia Capital (Luxembourg),
    Unsecured Notes
    6.00%(e)(i)                                    09/30/34          760         744,757

See accompanying notes to financial statements.

92

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                      MANAGED INCOME PORTFOLIO (Concluded)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Yankee (Continued)
  Telefonica Europe BV (Netherlands),
    Senior Unsecured Notes
    7.75%(i)                                       09/15/10   $      475   $     535,474
  United Mexican States,
    Senior Unsecured Notes
    6.75%(i)                                       09/27/34          725         772,125
                                                                           -------------
                                                                              17,564,571
                                                                           -------------
TOTAL CORPORATE BONDS
  (Cost $161,407,544)                                                        161,649,183
                                                                           -------------
FOREIGN BONDS -- 0.8%
  Bundesrepublic Deutschland
    (Germany) (EUR)
    4.75%                                          07/04/34          925       1,343,900
    4.00%                                          01/04/37        3,825       4,962,728
                                                                           -------------
TOTAL FOREIGN BONDS
  (Cost $6,225,506)                                                            6,306,628
                                                                           -------------
TAXABLE MUNICIPAL BONDS -- 1.3%
  Connecticut State General Obligation,
    Series 04, Class B
    5.00%                                          12/01/15          780         846,659
  Los Angeles County Pension
    Obligation Revenue Bonds,
    Series 95, Class D
    6.97%                                          06/30/08        7,355       7,797,624
  Ohana Military Communities LLC,
    Military Housing Revenue Bonds
    (Navy Hawaii Housing Privatization
    Project) Series 04-A, Class 1
    6.19%                                          04/01/49          750         818,287
  University Maryland System Auxiliary
    Facility & Tuition Revenue Bonds,
    Series 05, Class A
    5.00%                                          04/01/16        1,015       1,111,273
                                                                           -------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $10,114,904)                                                          10,573,843
                                                                           -------------
                                                                Number
                                                               of Shares
                                                              ----------
SHORT TERM INVESTMENTS -- 0.0%
  Galileo Money Market Fund
  (Cost $118,039)                                                118,039         118,039
                                                                           -------------

TOTAL INVESTMENTS IN
  SECURITIES --  100.0%
  (Cost $787,166,035(a))                                                   $ 788,834,894
                                                                           =============

                                                              Number of
                                                              Contracts        Value
                                                              ----------   -------------
CALL SWAPTIONS WRITTEN -- (0.3)%
  Barclays Capital, Strike Price 5.135,
  Expires 04/21/08                                                 (960)(j)$    (460,416)
  Citibank, Strike Price 5.67, Expires
    01/04/10                                                     (1,000)(j)     (686,287)
  Deutsche Bank, Strike Price 5.015,
    Expires 01/29/07                                               (877)(j)     (325,630)
  Union Bank, Strike Price 4.725,
    Expires 06/13/07                                             (2,330)(j)     (683,855)
                                                                           -------------
TOTAL CALL SWAPTIONS WRITTEN                                                 (2,156,188)
  (Premiums received $2,173,739)
                                                                           -------------
PUT SWAPTIONS WRITTEN -- (0.3)%
  Barclays Capital, Strike Price 5.135,
    Expires 04/21/08                                               (960)(j)     (338,784)
  Citibank, Strike Price 5.67, Expires
    01/04/10                                                     (1,000)(j)     (304,147)
  Deutsche Bank, Strike Price 5.015,
    Expires 01/29/07                                               (877)(j)     (235,124)
  Union Bank, Strike Price 4.725,
    Expires 06/13/07                                             (2,330)(j)     (970,678)
                                                                           -------------
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received $2,173,739)                                              (1,848,733)
                                                                           -------------
----------
(a)  Cost for Federal income tax purposes is $788,534,763.
     The gross unrealized appreciation (depreciation) on a tax
     basis is as follows:
     Gross unrealized appreciation                                         $   9,341,365
     Gross unrealized depreciation                                            (9,041,234)
                                                                           -------------
                                                                           $     300,131
                                                                           -------------
(b)  Securities valued at fair value as determined in good faith by or under the direction of the Trustees. These securities had a total market value of
     $561,070 which represents 0.008% of net assets.
(c)  Rates shown are the effective yields as of September 30, 2005.
(d)  Rates shown are the rates as of September 30, 2005.
(e)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 4.1% of its net assets, with a current market value of $29,042,236, in securities restricted as to resale.
(f)  Securities, or a portion thereof, with a market value of $2,157,014 have been pledged as collateral for swap and swaption contracts.
(g)  Securities, or a portion thereof, subject to financing transactions.
(h)  Securities, or a portion thereof, pledged as collateral with a value of
     $2,050,009 on 133 long U.S. Treasury Note futures contracts, 1,330 short
     U.S. Treasury Note futures contracts, 169 short Euro Bobl futures contracts expiring December 2005. The value of such contracts on September 30, 2005 was $180,185,560, with an unrealized gain of $296,054 (including commissions of $3,020).
(i)  Security is a foreign domiciled issuer which is registered with the
     Securities and Exchange Commission.
(j)  Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

                                                                              93

                                BlackRock Funds

                      STATEMENT OF ASSETS AND LIABILITIES
                            MANAGED INCOME PORTFOLIO

September 30, 2005

ASSETS
 Investments at value (Cost $787,166,035)...................................... $  788,834,894
 Cash denominated in foreign currencies (Cost $6,765,559)......................      6,760,530
 Interest receivable ..........................................................      5,568,429
 Principal receivable .........................................................        135,493
 Interest receivable on interest rate swaps ...................................         86,995
 Investments sold receivable ..................................................     84,359,081
 Capital shares sold receivable ...............................................        768,144
 Prepaid expenses .............................................................         36,671
 Unrealized appreciation on forward foreign currency contracts                          20,959
 Unrealized appreciation on interest rate swaps ...............................      2,120,981
 Futures margin receivable ....................................................        292,967
                                                                                 -------------
    TOTAL ASSETS ..............................................................    888,985,144
                                                                                 -------------
LIABILITIES
 Investments purchased payable ................................................    171,736,587
 Capital shares redeemed payable ..............................................        311,973
 Distributions payable ........................................................      2,357,774
 Advisory fees payable ........................................................        258,755
 Administrative fees payable ..................................................         55,560
 Transfer agent fees payable ..................................................         36,756
 Other accrued expenses payable ...............................................        137,209
 Payable on closing swap ......................................................        923,000
 Payable for financing transactions ...........................................        706,852
 Swaptions written, at fair value (Premiums received $4,347,478)                     4,004,921
 Futures margin payable .......................................................          4,074
 Futures sold payable .........................................................             10
 Unrealized depreciation on forward foreign currency contracts                           1,112
 Unrealized depreciation on interest rate swaps ...............................      2,778,661
                                                                                --------------
    TOTAL LIABILITIES .........................................................    183,313,244
                                                                                --------------
NET ASSETS (Applicable to 57,534,556 Institutional shares, 7,971,982
 Service shares, 2,886,585 Investor A shares, 649,067 Investor B shares
 and
116,572 Investor C shares outstanding) ........................................ $  705,671,900
                                                                                ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($587,061,246/57,534,556)............................. $        10.20
                                                                                ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($81,337,118/7,971,982)..................................... $        10.20
                                                                                ==============
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($29,462,396/2,886,585).................................. $        10.21
                                                                                ==============
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($10.21/0.955)..................... $        10.69
                                                                                ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($6,624,518/649,067)..................................... $        10.21
                                                                                ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($1,186,622/116,572)..................................... $        10.18
                                                                                ==============

See accompanying notes to financial statements.

94

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                          INTERNATIONAL BOND PORTFOLIO

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
FOREIGN BONDS -- 65.6%
Australia - 0.1%
  QBE Insurance Group Ltd., Senior
    Unsecured Bonds (GBP)
    5.62%                                          09/28/09   $      620   $   1,120,499
                                                                           -------------
Austria -- 1.6%
  Bank Austria Creditanstalt,
    Senior Unsecured Notes (GBP)
    5.62%                                          07/12/11        3,490       6,461,588
  Republic of Austria (EUR)
    3.90%                                          10/20/05        5,850       7,058,044
                                                                           -------------
                                                                              13,519,632
                                                                           -------------
Belgium -- 0.6%
  Kingdom of Belgium (EUR)
    3.75%(b)                                       03/28/09        4,250       5,324,349
                                                                           -------------
Canada -- 5.9%
  Government of Canada Bonds (CND)
    5.25%                                          06/01/12       30,000      28,072,979
    4.50%                                          06/01/15       13,490      12,111,477
  Province of Manitoba (NZD)
    6.38%                                          09/01/15       11,780       8,052,983
  Province of Ontario, Unsecured
    Notes (NZD)
    6.25%                                          06/16/15        1,050         716,056
                                                                           -------------
                                                                              48,953,495
                                                                           -------------
Finland -- 2.3%
  Finnish Government Bonds (EUR)
    3.00%                                          07/04/08        4,300       5,258,160
    4.25%                                          07/04/15       10,385      13,718,122
                                                                           -------------
                                                                              18,976,282
                                                                           -------------
France -- 2.5%
  France Government Bonds (EUR)
    5.75%                                          10/25/32        1,500       2,473,427
  French Treasury Notes (EUR)
    3.00%                                       07/08-01/10       11,050      13,504,639
  Government of France, Treasury
    Inflation Protected Notes (EUR)
    2.25%                                          07/25/20        2,650       3,789,014
  Reseau Ferre de France,
    Unsecured Notes (GBP)
    5.25%                                          12/07/28          435         837,448
                                                                           -------------
                                                                              20,604,528
                                                                           -------------
Germany -- 21.3%
  Bundesobligation (EUR)
    3.50%                                          10/09/09       26,350      32,814,316
  Bundesrepublic Deutschland (EUR)
    4.25%                                          07/04/14        4,005       5,256,288
    3.75%                                          01/04/15       11,365      14,391,675
    6.25%                                          01/04/24       19,475      32,184,009
    5.50%                                          01/04/31        3,420       5,424,124
    4.75%                                          07/04/34       31,300      45,474,682
    4.00%                                          01/04/37        3,930       5,098,960

 Bundesschatzanweisungen Bonds
    (EUR)
    2.00%                                          06/15/07       28,870      34,593,321
                                                                           -------------
                                                                             175,237,375
                                                                           -------------
Ireland -- 5.3%
  Depfa ACS Bank (JPY)
    1.65%                                          12/20/16    3,030,000      26,779,196
  Irish Treasury Notes (EUR)
    3.25%                                          04/18/09       14,000      17,258,165
                                                                           -------------
                                                                              44,037,361
                                                                           -------------
Italy -- 4.6%
  Buoni Poliennali Del Tesoro (EUR)
    5.00%                                          02/01/12        6,500       8,763,084
    4.25%                                          02/01/15       22,150      28,799,033
                                                                           -------------
                                                                              37,562,117
                                                                           -------------
Japan -- 7.1%
  Development Bank of Japan (JPY)
    1.60%                                          06/20/14    1,660,000      14,989,394
    1.70%                                          09/20/22      401,000       3,466,908
  Japan Finance Corp. (GBP)
    5.75%                                          08/09/19        2,860       5,602,190
  Japan Government Bonds (JPY)
    1.90%                                          06/20/14    1,500,000      13,840,259
    1.30%                                          03/20/15    1,850,000      16,145,796
  Japan Government, Treasury Inflation
    Protected Notes (JPY)
    0.50%                                          06/10/15      479,000       4,108,437
                                                                           -------------
                                                                              58,152,984
                                                                           -------------
Mexico -- 0.9%
  Mexican Fixed Rate Bonds (MXP)
    9.00%                                          12/24/09       56,720       5,398,674
    8.00%                                       12/13-12/23       10,380         923,913
    9.50%                                          12/18/14        7,800         781,094
                                                                           -------------
                                                                               7,103,681
                                                                           -------------
Netherlands -- 1.5%
  Netherland Government Bonds
    (EUR)
    5.75%                                          02/15/07        1,845       2,325,497
    4.25%                                          07/15/13        7,400       9,683,621
                                                                           -------------
                                                                              12,009,118
                                                                           -------------
New Zealand -- 0.8%
  General Electric Capital Corp.,
    Senior Unsubordinated Notes (NZD)
    6.50%                                          09/28/15        5,945       4,020,139
  New Zealand Government Bonds
    (NZD)
    6.00%                                          12/15/17         3,775      2,639,618
                                                                           -------------
                                                                               6,659,757
                                                                           -------------

See accompanying notes to financial statements.

                                                                              95

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                    INTERNATIONAL BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
FOREIGN BONDS (Continued)
Poland -- 2.6%
  Poland Government Bonds (PLN)
    6.00%                                          05/24/09   $   50,415    $  16,230,326
    5.00%                                          10/24/13       16,425        5,149,845
                                                                            -------------
                                                                               21,380,171
                                                                            -------------
Portugal -- 0.5%
  Portugal Government Bonds (EUR)
    4.38%                                          06/16/14        2,950        3,888,709
                                                                            -------------
South Africa -- 0.2%
  Republic of South Africa (GBP)
    9.38%                                          02/06/06          775        1,390,348
                                                                            -------------
Spain -- 1.5%
  Bonos y Obligation del Estado (EUR)
    6.00%                                          01/31/08        1,650        2,148,682
    4.00%                                          01/31/10          700          890,413
    5.75%                                          07/30/32        2,475        4,072,024
  Kingdom of Spain (EUR)
    5.00%                                          07/30/12        4,155        5,647,370
                                                                            -------------
                                                                               12,758,489
                                                                            -------------
Sweden -- 0.3%
  AB Spintab, Notes (EUR)
    4.38%                                          04/20/09        1,780        2,257,432
                                                                            -------------
United Kingdom -- 6.0%
  Aviva PLC, Subordinated Notes
    (EUR)
    5.70%                                          06/29/49          630          866,667
  BP Capital Markets PLC,
    Senior Unsecured Notes (GBP)
    5.12%                                          12/07/08        1,345        2,423,265
  Network Rail
    Infrastructure Finance
    (GBP)
    4.88%                                          11/27/15        1,630        2,963,035
  Royal Bank of Scotland PLC (GBP)
    5.50%(c)                                       12/03/49          690        1,260,603
  United Kingdom Treasury Bonds
    (GBP)
    4.75%                                       06/10-09/15        9,840       17,979,619
    8.00%                                          06/07/21        2,000        5,011,640
    5.00%                                          03/07/25        1,600        3,092,042
  United Kingdom Treasury Inflation
    Protected Gilt Stock (GBP)
    6.05%(c)                                       05/20/09        3,544       15,636,581
                                                                            -------------
                                                                               49,233,452
                                                                            -------------
TOTAL FOREIGN BONDS
  (Cost $534,971,898)                                                         540,169,779
                                                                            -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 3.2%
  U.S. Treasury Bills
    3.16%(d)                                       11/10/05        3,800        3,786,666
  U.S. Treasury Notes
    3.88%(d)(e)                                    07/15/10        4,455        4,387,306
    4.12%                                       08/10-05/15       10,720       10,575,442
    4.25%                                          08/15/15        7,310        7,264,313
                                                                            -------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $26,165,989)                                                           26,013,727
                                                                            -------------
MORTGAGE PASS-THROUGHS -- 1.0%
  Federal Home Loan Mortgage Corp.
    ARM
    4.64%(c)
  (Cost $7,550,897)                                02/01/35        7,533        7,509,996
                                                                            -------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1 6%
  Bear Stearns Mortgage Trust, Series
    04-13, Class A1
    4.20%(c)                                       11/25/34        5,067        5,090,704
  Countrywide Alternative Loan Trust,
    Series 05-56, Class 1A1
    4.69%(c)                                       11/25/35        7,780        7,857,800
                                                                            -------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost $12,924,913)                                                           12,948,504
                                                                            -------------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 5.4%
  Banc of America Commercial
    Mortgage, Inc., Series 01-1,
    Class A2
    6.50%                                          04/15/36        3,690        3,954,208
  Banc of America Commercial
    Mortgage, Inc., Series 04-5,
    Class A3
    4.56%                                          11/10/41        2,470        2,435,272
  Banc of America Commercial Mortgage, Inc.,
    Series 05-1,
    Class A4
    4.88%(c)                                       11/10/42        4,320        4,319,611
  Bear Stearns Commercial Mortgage
    Securities, Inc., Series 04-PWR6,
    Class A6
    4.82%                                          11/11/41        3,210        3,180,660
  Commercial Mortgage Acceptance
    Corp., Series 98-C2, Class A2
    6.03%                                          09/15/30        3,913        4,003,687
  Credit Suisse First Boston Mortgage
    Securities Corp., Series 02-CP5,
    Class A2
    4.94%                                          12/15/35        5,655        5,658,761
  General Motors Acceptance Corp.
    Commercial Mortgage Securities,
    Inc., Series 00-C2, Class A2
    7.46%                                          08/16/33        1,890        2,074,742
  Goldman Sachs Mortgage Securities
    Corp. II, Series 05-GG4,
    Class A4
    4.76%                                          07/10/39        5,075        4,978,328
  J.P. Morgan Chase Commercial
    Mortgage Securities Corp.,
    Series 01-C1, Class A3
    5.87%                                          10/12/35        4,530        4,744,552
  J.P. Morgan Chase Commercial
    Mortgage Security, Series 04-CBX,
    Class A4
    4.53%                                          11/12/39        2,700        2,653,371
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 00-C4,
    Class A2
    7.37%                                          08/15/26        1,800        1,978,981
  Lehman Brothers-UBS Commercial
    Mortgage Trust, Series 04-C8,
    Class A4
    4.51%                                          12/15/29        3,825        3,747,546

See accompanying notes to financial statements.

96

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                    INTERNATIONAL BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
  Morgan Stanley Capital Investments,
    Series 99-FNV1, Class A2
    6.53%                                          03/15/31   $      685   $     716,632
                                                                           -------------
TOTAL COMMERCIAL MORTGAGE BACKED
  SECURITIES
  (Cost $45,161,471)                                                          44,446,351
                                                                           -------------
ASSET BACKED SECURITIES -- 3.1%
  Chase Issuance Trust, Series 04-A9,
    Class A9
    3.22%                                          06/15/10        3,450       3,365,095
  Citibank Credit Card Issuance Trust,
    Series 03-A6, Class A6
    2.90%(e)                                       05/17/10        1,375       1,319,786
  Citibank Credit Card Issuance Trust,
    Series 04-A4, Class A4
    3.20%(c)                                       08/24/07        3,175       3,098,419
  Ford Credit Auto Owner Trust,
    Series 05-C, Class A3
    4.30%                                          08/15/09        6,300       6,299,861
  Greenwich Capital Commercial
    Funding Corp.,
    Series 04-GG1A, Class A4
    4.76%                                          06/10/36          740         737,543
  Student Loan Marketing Association
    Student Loan Trust,
    Series 99-3, Class A2
    3.32%(c)(e)                                    07/25/12          698         700,108
  Student Loan Marketing Association
    Student Loan Trust, Series 03-7
    (GBP)
    5.15%                                          09/15/39        1,280       2,331,925
  Student Loan Marketing Association
    Student Loan Trust, Series 05-6,
    Class A2
    3.64%(c)                                       07/25/16        7,225       7,218,180
                                                                           -------------
TOTAL ASSET BACKED SECURITIES
  (Cost $25,076,900)                                                          25,070,917
                                                                           -------------
CORPORATE BONDS -- 0.3%
  Citigroup, Inc., Unsecured Bonds
    2.24%                                          12/09/22      200,000       1,748,105
  Pemex Project Funding Master Trust,
    Senior Unsecured Notes
    5.75%(f)                                       12/15/15          480         475,200
                                                                           -------------
TOTAL CORPORATE BONDS
  (Cost $2,433,157)                                                            2,223,305
                                                                           -------------

                                                              Par/Shares
                                                Maturity         (000)          Value
                                              -------------   ----------   -------------
SHORT TERM INVESTMENTS -- 20.1%
  French Discount Treasury Bills (EUR)
  2.00%                                            10/20/05   $   18,000   $  21,671,688
  Federal Home Loan Bank,
Discount
  Notes
  3.15%(g)                                         10/03/05       26,000      25,995,450
  3.18%(g)                                         10/03/05       30,000      29,994,700
  3.44%(g)                                         10/05/05        5,000       4,998,089
  3.67%(g)                                         10/26/05       75,000      74,808,854
  Galileo Money Market Fund                                        7,529       7,528,877
                                                                           -------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $165,567,192)                                                        164,997,658
                                                                           -------------
TOTAL INVESTMENTS IN SECURITIES -- 100.3%
  (Cost $819,852,417(a))                                                     823,380,237

                                               Number of
                                               Contracts
                                              ----------
CALL SWAPTIONS WRITTEN -- (0.2)%
  Union Bank, Strike Price 4.725,
    Expires 06/13/07                             (2,650)(h)       (777,775)
  Warburg Dillon Read LLC, Strike
    Price 5.00, Expires 06/16/10                 (1,230)(h)       (564,816)
                                                             -------------
TOTAL CALL SWAPTIONS WRITTEN
  (Premiums received $1,637,760)                                (1,342,591)
                                                             -------------

PUT SWAPTIONS WRITTEN -- (0.2)%
  Union Bank, Strike Price 4.725,
    Expires 06/13/07                             (2,650)(h)     (1,103,990)
  Warburg Dillon Read LLC, Strike
    Price 5.00, Expires 06/16/10                 (1,230)(h)       (622,257)

                                                             -------------
TOTAL PUT SWAPTIONS WRITTEN
  (Premiums received $1,637,760)                                (1,726,247)
                                                             -------------

See accompanying notes to financial statements.

                                                                              97

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                    INTERNATIONAL BOND PORTFOLIO (Concluded)

As of September 30, 2005

                                                                Value
                                                          ----------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.0%             $        139,210
                                                          ----------------
NET ASSETS -- 100.0%
  (Applicable to 8,869,119 BlackRock shares, 31,148,729
  Institutional shares, 9,639,197 Service shares,
  16,364,811 Investor A shares, 1,768,153 Investor B
  shares and 5,868,796 Investor C shares
  outstanding)                                            $    820,450,609
                                                          ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($98,721,284/8,869,119)                                 $          11.13
                                                          ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($346,746,124/31,148,729)                               $          11.13
                                                          ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($107,401,769/9,639,197)                                $          11.14
                                                          ================
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($182,321,196/16,364,811)                               $          11.14
                                                          ================
MAXIMUM OFFERING PRICE
  PER INVESTOR A SHARE
  ($11.14/.950)                                           $          11.73
                                                          ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($19,705,481/1,768,153)                                 $          11.14
                                                          ================
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR C SHARE
  ($65,554,755/5,868,796)                                 $          11.17
                                                          ================
----------
(a)  Cost for Federal income tax purposes is $820,300,351.
     The gross unrealized appreciation (depreciation) on
     a tax basis is as follows:
     Gross unrealized appreciation                        $     20,662,862
     Gross unrealized depreciation                             (17,582,976)
                                                          ----------------
                                                          $      3,079,886
                                                          ================

(b)  Security is illiquid. As of September 30, 2005, the Portfolio held 0.6% of its net assets, with a current market value of $5,324,349 in these securities.
(c)  Rates shown are the rates as of September 30, 2005.
(d)  Securities, or a portion thereof, with a market value of $5,012,748 have been pledged as collateral for swap and swaption contracts.
(e)  Securities, or a portion thereof, pledged as collateral with a value of
     $2,315,335 on 945 short U.S. Treasury Note futures contracts, 778 short
     Australian Treasury Bond futures contracts, 2 short Gilt British futures contracts, 117 short Canadian Bond futures contracts, 17 short Euro Bund futures contracts, 57 long Euro Bobl futures contracts, 13 long Japan
     Government Bond futures contracts expiring December 2005 and 156 short
     Canadian Bank Acceptance futures contracts expiring March 2006. The value of such contracts on September 30, 2005 was $332,328,334 with an unrealized gain of $1,081,622 (including commissions of $5,154).
(f)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2005, the
     Portfolio held 0.1% of its net assets, with a current market value of
     $475,200 in securities restricted as to resale.
(g)  The rate shown is the effective yield on the discount notes at the time of purchase.
(h)  Each swaption contract is equivalent to $10,000 notional amount.

See accompanying notes to financial statements.

98

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                           HIGH YIELD BOND PORTFOLIO

As of September 30, 2005

                                                               Number
                                                              of Shares          Value
                                                           -------------    -------------

COMMON STOCKS -- 0.3%
  American Tower Corp. -  Class A(b)                                 475    $      11,851
  Freedom Pay, Inc.(b)(c)                                        314,534            3,146
  HCI Direct, Inc., Class A(c)(d)                                242,857        2,671,427
  Mach Gen LLC(b)(d)                                                 412                0
  Mattress Discounters Corp.(b)(c)(d)                             22,488                0
  Phase Metrics, Inc.(b)(c)                                      842,908           16,858
  Reunion Industries, Inc.(b)                                      8,341            1,835
                                                                            -------------
TOTAL COMMON STOCKS
  (Cost $16,368,549)                                                            2,705,117
                                                                            -------------
PREFERRED STOCKS -- 0.0%
  Adelphia Business Solutions, Inc.,
    Series B(b)                                                    2,200                0
  Paxson Communications Corp.(e)                                      18          126,259
                                                                            -------------
TOTAL PREFERRED STOCKS
  (Cost $1,982,681)                                                               126,259
                                                                            -------------
WARRANTS -- 0.0%
  DIVA Systems Corp.
    (issued 02/19/98, expiring 03/01/08,
     strike price $.01)(b)(c)(f)                                   4,500                0
  Mattress Discounters Co.
    (issued 08/03/99, expiring 07/15/07, strike
    price $.01)(b)                                                 1,500                2
  Ubiquitel, Inc. (issued 04/11/00
    expiring 04/15/10, strike price
    $22.74)(b)(c)(f)                                               3,000                0
                                                                            -------------
TOTAL WARRANTS
  (Cost $116,295)                                                                       2
                                                                            -------------
                                                                  Par
                                                 Maturity        (000)          Value
                                               -------------  -----------   -------------
ASSET BACKED SECURITIES -- 0.1%
  Continental Airlines, Inc.,
    Pass-Through Certificates,
    Series 99-1B
    6.80%
  (Cost $1,354,391)                                08/02/18   $    1,608        1,367,091
                                                                            -------------
CORPORATE BONDS -- 83.7%
Aerospace -- 2.3%
  AAR Corp., Senior Unsecured Notes
    6.88%                                          12/15/07        1,845        1,881,898
    8.39%(f)                                       05/15/11        3,850        3,927,000
  Amor Holdings, Inc.,
    Senior Subordinated Notes
    8.25%                                          08/15/13        2,200        2,370,500
  BE Aerospace, Inc., Senior Notes
    8.50%                                          10/01/10        3,825        4,159,687
  BE Aerospace, Inc., Senior
    Subordinated Notes
    8.88%                                          05/01/11        4,565        4,787,544
  Sequa Corp.,
    Senior Unsecured Notes
    8.88%                                          04/01/08        1,390        1,452,550
    9.00%                                          08/01/09          595          632,188
  Standard Aero Holdings, Inc.,
    Senior Subordinated Notes
    8.25%                                          09/01/14        4,555        4,406,962
                                                                            -------------
                                                                               23,618,329
                                                                            -------------
Broadcasting -- 5.0%
  Adelphia Communications Corp.,
    Senior Notes
    0.13%(b)(g)                                    12/31/49        1,500        1,425,000
    10.50%(b)(g)                                   12/31/49        2,000        1,500,000
  Adelphia Communications Corp.,
    Senior Unsecured Notes
    12.74%(b)(g)                                   10/01/10        5,950        4,492,250
  Allbritton Communications Co.,
    Senior Subordinated Notes
    7.75%                                          12/15/12        2,510        2,491,175
  Cablevision Systems Corp.,
    Senior Unsecured Notes
    7.89%(h)                                       04/01/09        3,855        3,951,375
  Charter Communications Holdings
    LLC, Senior Unsecured Notes
    8.00%(f)                                       04/30/12        1,825        1,834,125
  Charter Communications Holdings
    LLC,
    Unsecured Notes
    10.25%                                         09/15/10        3,360        3,452,400
  Charter Communications, Inc.,
    Senior Unsecured Notes
    5.88%(f)                                       11/16/09        6,295        5,196,774
  Charter I Communications Holdings,
    Inc., LLC, Company Guarantee
    11.12%(f)(i)                                   01/15/14        2,415        1,956,150
    17.15%(i)                                      01/01/15        9,850        6,254,750
  DirecTV Holdings LLC,
    Senior Unsecured Notes
    6.38%(f)                                       06/15/15        1,265        1,246,025
  Echostar DBS Corp.,
    Senior Unsecured Notes
    6.75%(h)                                       10/01/08        1,585        1,612,737
  Fisher Communications, Inc.,
    Senior Unsecured Notes
    8.62%                                          09/15/14        1,145        1,222,288
  Nexstar Finance Holdings LLC, Inc.,
    Senior Unsecured Notes
    11.74%(i)                                      04/01/13          920          680,800
  Paxson Communications Corp.,
    Senior Subordinated Notes
    11.37%(i)                                      01/15/09        2,935        2,846,950
  Rainbow National Services LLC,
    Senior Subordinated Notes
    10.38%                                         09/01/14        6,895        7,756,875
  Rogers Cable, Inc.,
    Senior Secured Notes
    6.75%                                          03/15/15          640          646,400
  Young Broadcasting, Inc.,
    Senior Subordinated Notes
    10.00%(j)                                      03/01/11        3,020        2,853,900
                                                                            -------------
                                                                               51,419,974
                                                                            -------------
Business Services -- 3.4%
  Crystal U.S. Holdings,
    Senior Unsecured Notes
    9.08%(i)                                       10/01/14        3,190        2,233,000
  DI Finance/Dyncorp International,
    Senior Subordinated Notes
    9.50%(f)                                       02/15/13        7,885        8,200,400
  Knowledge Learning CTR,
    Senior Subordinated Notes
    7.75%(f)                                       02/01/15        5,250        5,118,750

See accompanying notes to financial statements.

                                                                              99

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                     HIGH YIELD BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Business Services (Continued)
  Newpage Corp., Senior Secured
    Notes
    9.94%(h)                                       05/01/12   $    1,175    $   1,110,375
  Newpage Corp.,
    Senior Secured Notes
    10.00%(j)                                      05/01/12        7,335        6,913,238
  Rent-A-Center,
    Senior Subordinated Notes
    7.50%                                          05/01/10          925          879,906
  Service Corp. International,
    Senior Unsecured Notes
    7.70%                                          04/15/09        3,050        3,202,500
  UGS Corp.,
    Senior Subordinated Notes
    10.00%                                         06/01/12        2,590        2,836,050
  United Rentals N.A., Inc.,
    Senior Subordinated Notes
    7.00%(j)                                       02/15/14        1,395        1,290,375
    1.88%(j)                                       10/15/23        1,760        1,863,400
  Xerox Corp.,
    Senior Unsecured Notes
    7.62%                                          06/15/13          650          690,625
                                                                            -------------
                                                                               34,338,619
                                                                            -------------
Chemicals -- 3.9%
  Airgas, Inc.,
    Senior Subordinated Notes
    9.12%                                          10/01/11        1,240        1,336,100
  Airgas, Inc.,
    Senior Unsecured Notes
    6.25%                                          07/15/14          614          623,210
  BCI US Finance Borden 2,
    Senior Secured Notes
    9.10%(f)(h)                                    07/15/10        1,120        1,131,200
  BCP Crystal U.S. Holdings Corp.,
    Senior Subordinated Notes
    9.62%                                          06/15/14        2,607        2,913,322
  Equistar Chemical/Funding,
    Senior Unsecured Notes
    10.12%                                         09/01/08        3,725        4,023,000
    10.62%                                         05/01/11        1,635        1,782,150
  Equistar Chemicals LP,
    Senior Unsecured Notes
    8.75%                                          02/15/09        1,215        1,263,600
  Huntsman Advance Materials,
    Senior Secured Notes
    11.00%                                         07/15/10        2,025        2,268,000
  Huntsman LLC,
    Senior Secured Notes
    11.62%                                         10/15/10        1,971        2,251,868
  Huntsman LLC,
    Senior Unsecured Notes
    11.50%                                         07/15/12        1,114        1,272,745
  IMC Global, Inc.,
    Senior Unsecured Notes
    10.88%                                         06/01/08        1,505        1,700,650
  IMC Global, Inc.,
    Senior Notes
    10.88%                                         08/01/13        1,430        1,687,400
  Innophos, Inc.,
    Senior Subordinated Notes
    8.88%(f)                                       08/15/14        4,625        4,729,062
  Lyondell Chemical Co.,
    Senior Secured Notes
    9.62%                                          05/01/07        2,325        2,441,250
    11.12%                                         07/15/12        1,120        1,257,200
  Nalco Co.,
    Senior Subordinated Notes
    8.88%                                          11/15/13        3,790        3,884,750
  Nova Chemicals Corp.,
    Senior Unsecured Notes
    6.50%                                          01/15/12          490          480,200
  PQ Corp.,
    Senior Subordinated Notes
    7.50%(f)                                       02/15/13        1,195        1,162,138
  Rhodia SA,
    Senior Notes
    10.25%(j)                                      06/01/10        2,165        2,289,488
  Rockwood Specialties Group, Inc.,
    Senior Subordinated Notes
    10.62%                                         05/15/11        1,094        1,192,460
                                                                            -------------
                                                                               39,689,793
                                                                            -------------
Computer Software & Services -- 1.3%
  NDC Health Corp.,
    Senior Subordinated Notes
    10.50%                                         12/01/12        2,930        3,354,850
  Sungard Data Systems, Inc.,
    Senior Unsecured Notes
    8.52%(f)(h)                                    08/15/13        1,070        1,107,450
    9.12%(f)                                       08/15/13        3,645        3,777,131
  Xerox Corp., Debentures
    7.20%                                          04/01/16        2,135        2,327,150
  Xerox Corp.,
    Senior Notes
    6.88%                                          08/15/11        2,690        2,811,050
                                                                            -------------
                                                                               13,377,631
                                                                            -------------
Construction -- 2.8%
  Ahern Rentals, Inc.,
    Senior Secured Notes
    9.25%(f)                                       08/15/13        4,075        4,166,688
  Ainsworth Lumber Co. Ltd.,
    Senior Unsecured Notes
    7.77%(h)                                       10/01/10        3,800        3,790,500
  Beazer Homes USA, Inc.,
    Senior Unsecured Notes
    8.62%                                          05/15/11          580          610,450
  Compression Polymers Holdings,
    Senior Unsecured Notes
    10.50%(f)                                      07/01/13        2,450        2,272,375
  D.R. Horton, Inc.,
    Senior Unsecured Notes
    6.88%                                          05/01/13        1,300        1,371,500
  K. Hovnanian Enterprises, Inc.,
    Senior Unsecured Notes
    10.50%                                         10/01/07        2,000        2,180,000
  North American Energy Partners,
    Inc., Senior Secured Notes
    9.00%                                          06/01/10        6,700        6,968,000
  North American Energy Partners,
    Inc., Senior Unsecured Notes
    8.75%                                          12/01/11        4,070        3,876,675
  NVR, Inc., Senior Unsecured Notes
    5.00%                                          06/15/10        1,605        1,572,900
  Texas Industries, Inc.,
    Senior Unsecured Notes
    7.25%(f)                                       07/15/13        1,500        1,571,250
                                                                            -------------
                                                                               28,380,338
                                                                            -------------

See accompanying notes to financial statements.

100

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                     HIGH YIELD BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Containers -- 0.7%
  Ball Corp.,
    Senior Unsecured Notes
    6.88%                                          12/15/12   $      575    $     586,500
  Concentra Operating Corp.,
    Senior Subordinated Notes
    9.12%                                          06/01/12        2,145        2,241,525
  Crown Holdings, Inc.,
    Debentures
    8.00%                                          04/15/23        1,195        1,159,150
  Crown Holdings, Inc.,
    Senior Debentures
    7.38%                                          12/15/26          920          874,000
  Crown Holdings, Inc.,
    Senior Secured Notes
    9.50%                                          03/01/11          585          640,575
  Pliant Corp.,
    Senior Secured Notes
    11.62%(f)                                      06/15/09        1,328        1,407,187
                                                                            -------------
                                                                                6,908,937
                                                                            -------------
Electronics -- 0.9%
  Amkor Technology, Inc.,
    Senior Unsecured Notes
    9.25%(j)                                       02/15/08        2,540        2,381,250
  Celestica, Inc.,
    Senior Subordinated Notes
    7.62%                                          07/01/13        1,700        1,689,375
  Condor Systems, Inc.,
    Senior Subordinated Notes,
    Series B
    11.88%(b)(g)                                   05/01/09        1,500                0
  Flextronics International Ltd.,
    Senior Subordinated Notes
    6.50%                                          05/15/13        4,135        4,217,700
  Stats Chippac LTD,
    Senior Unsecured Notes
    7.50%                                          07/19/10          430          434,300
                                                                            -------------
                                                                                8,722,625
                                                                            -------------
Energy & Utilities -- 9.9%
  AES Eastern Energy LP,
    Pass-Through Certificates
    9.00%                                          01/02/17        3,487        4,071,021
  AES Eastern Energy,
    Pass Through Certificates,
    Series 99-B
    9.67%                                          01/02/29          500          625,000
  AES Ironwood LLC,
    Senior Secured Notes
    8.86%                                          11/30/25        3,988        4,545,966
  AES Red Oak LLC,
    Senior Secured Notes
    8.54%                                          11/30/19        2,974        3,331,018
  Calpine Generating Co.,
    Unsecured Notes
    11.50%(j)                                      04/01/11        2,300        2,116,000
  CE Generation LLC,
    Senior Notes
    7.42%                                          12/15/18        6,459        6,862,172
  Centerpoint Energy, Inc.,
    Senior Unsecured Notes
    7.25%                                          09/01/10          505          548,286
  CMS Energy Corp.,
    Senior Notes
    7.50%                                          01/15/09          740          775,150
  CMS Energy Corp.,
    Senior Unsecured Notes
    9.88%                                          10/15/07        2,285        2,484,937
  Colorado Interstate Gas,
    Senior Unsecured Notes
    5.95%(f)                                       03/15/15          725          705,969
  El Paso Corp.,
    Senior Debentures
    10.75%                                         10/01/10          390          438,750
  Elwood Energy LLC,
    Senior Secured Notes
    8.16%                                          07/05/26       11,405       12,659,453
  FPL Energy National Wind,
    Senior Secured Notes
    6.12%(f)                                       03/25/19          628          625,025
  Homer City Funding LLC,
    Senior Secured Notes
    8.73%                                          10/01/26        1,690        2,006,839
  Massey Energy Co.,
    Senior Unsecured Notes
    2.25%                                          04/01/24        1,270        2,102,828
  Midwest Generation LLC,
    Pass-Through Certificates
    8.30%                                          07/02/09          165          173,250
    8.56%                                          01/02/16        4,523        4,974,836
  Midwest Generation LLC,
    Senior Secured Notes
    8.75%                                          05/01/34          815          907,706
  Mirant Americas Generation, LLC,
    Senior Unsecured Notes
    7.62%(b)(g)                                    05/01/06        1,155        1,155,000
  Mirant Corp.,
    Senior Unsecured Notes
    5.75%(b)(c)(g)(h)                              07/15/07          900          956,250
    7.90%(b)(f)(g)(j)                              07/15/09        1,240        1,506,600
    7.40%(b)(f)(g)(j)                              07/15/49        3,270        3,940,350
  Mirant Mid-Atlantic LLC,
    Pass-Through Certificates
    8.62%(c)                                       06/30/12        6,418        6,834,793
  Mission Energy Holding Co.,
    Senior Secured Notes
    13.50%                                         07/15/08        8,515        9,994,481
  Northwestern Corp.,
    Notes
    5.88%                                          11/01/14        2,320        2,369,300
  Orion Power Holdings, Inc.,
    Senior Unsecured Notes
    12.00%                                         05/01/10        7,850        9,439,625
  Reliant Energy, Inc.,
    Senior Secured Notes
    9.25%                                          07/15/10        1,065        1,155,525
    6.75%                                          12/15/14          385          376,337
  Sithe Independence Funding Corp.,
    Notes
    9.00%(i)                                       12/30/13        1,535        1,674,700
  Tenaska Alabama Partners LP,
    Senior Secured Notes
    7.00%(f)                                       06/30/21        4,625        4,722,449
  Transcontinental Gas Pipe Line
    Corp.,
    Senior Notes
    8.88%                                          07/15/12        3,645        4,264,650
  TXU Corp., Senior
    Unsecured Notes
    4.80%                                          11/15/09          925          891,244
    6.50%                                          11/15/24          715          669,797
  TXU Corp.,
    Senior Unsecured Notes, Series P
    5.55%                                          11/15/14          650          617,063
  TXU Corp.,
    Senior Unsecured Notes, Series R
    6.55%                                          11/15/34          880          816,730
                                                                            -------------
                                                                              101,339,100
                                                                            -------------

See accompanying notes to financial statements.

                                                                             101

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                     HIGH YIELD BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Entertainment & Leisure -- 4.3%
  Choctaw Resort Development
    Enterprise,
    Senior Unsecured Notes
    7.25%(f)                                       11/15/19   $      540    $     542,700
  Cinemark, Inc.,
    Senior Unsecured Notes
    9.75%(h)(i)(k)                                 03/15/14          755          528,500
  CSC Holdings, Inc.,
    Senior Unsecured Notes
    8.12%                                          07/15/09          450          453,375
  K2, Inc., Senior
    Unsecured Notes
    7.38%                                          07/01/14        1,420        1,420,000
  Lazydays RV Center, Inc.,
    Senior Notes
    11.75%                                         05/15/12        4,205        4,462,556
  Mashantucket West Pequot,
    Notes
    5.91%(f)                                       09/01/21          500          502,890
  MGM Mirage, Inc.,
    Senior Notes
    6.00%                                          10/01/09        3,820        3,772,250
  MGM Mirage, Inc.,
    Senior Unsecured Notes
    6.75%                                          09/01/12          825          831,187
  Mohegan Tribal Gaming Authority,
    Senior Unsecured Notes
    6.12%                                          02/15/13        1,790        1,778,812
  Penn National Gaming, Inc.,
    Senior Subordinated Notes
    6.75%                                          03/01/15          770          758,450
  Riddell Bell Holdings, Inc.,
    Senior Subordinated Notes
    8.38%                                          10/01/12        2,235        2,240,588
  San Pasqual Casino,
    Senior Unsecured Notes
    8.00%(f)                                       09/15/13        2,030        2,040,150
  Seneca Gaming Corp.,
    Senior Unsecured Notes
    7.25%(f)                                       05/01/12        7,170        7,338,500
  Station Casinos, Inc.,
    Senior Notes
    6.00%                                          04/01/12        1,450        1,448,188
  Universal City Florida Holding Co.,
    Senior Unsecured Notes
    8.44%(h)                                       05/01/10        5,200        5,408,000
  Virgin River Casino Corp.,
    Senior Secured Notes
    9.00%(f)                                       01/15/12        2,930        3,047,200
  Waterford Gaming LLC,
    Senior Unsecured Notes
    8.62%(f)                                       09/15/12        3,318        3,517,080
  WMG Holdings Corp.,
    Senior Discount Notes
    8.88%(i)                                       12/15/14        2,455        1,718,500
  Wynn Las Vegas LLC,
    First Mortgage Notes
    6.62%                                          12/01/14        1,780        1,695,450
                                                                            -------------
                                                                               43,504,376
                                                                            -------------
Finance -- 4.3%
  ALH Finance Corp.,
    Senior Subordinated Notes
    8.50%                                          01/15/13          630          600,075
  Ameriserve Finance Trust,
    Senior Secured Notes
    12.00%(b)(c)(f)(g)(j)                          09/15/06          500           25,000
  Arch Western Finance,
    Senior Notes
    6.75%(h)                                       07/01/13        1,575        1,606,500
 Borden US / Nova Scotia Finance,
    Senior Secured Notes
    9.00%(f)                                       07/15/14        1,715        1,766,450
  Calpine Canada Energy Finance
    ULC,
    Senior Unsecured Notes
    8.50%(j)                                       05/01/08       12,005        7,263,025
  Capital Guardian Ltd.,
    Subordinated Bonds
    11.45%(f)                                      05/24/13        1,000        1,043,100
  Crown European Holdings SA,
    Senior Secured Notes
    10.88%                                         03/01/13        2,090        2,424,400
  Ford Motor Credit Co.,
    Unsecured Notes
    5.70%(j)                                       01/15/10       11,820       10,737,418
  Hilcorp Energy/Finance,
    Senior Notes
    10.50%(f)                                      09/01/10        4,935        5,428,500
  Jason, Inc.,
    Second Lien Notes Certificates
    15.00%(c)(d)(e)(h)                             12/15/07        1,590        1,590,425
  K&F Acquisition, Inc.,
    Senior Subordinated Notes
    7.75%                                          11/15/14        2,115        2,146,725
  Nell Af Sarl,
    Senior Unsecured Notes
    8.38%(j)                                       08/15/15        3,340        3,264,850
  Poster Financial Group, Inc.,
    Senior Secured Notes
    8.75%                                          12/01/11        1,780        1,831,175
  Salton Sea Funding,
    Senior Secured Notes
    7.48%                                          11/30/18        1,049        1,146,427
  Vanguard Health Holdings II,
    Senior Subordinated Notes
    9.00%                                          10/01/14        2,495        2,669,650
  Zais Investment Grade Ltd.,
    Secured Notes
    9.95%(e)(f)                                    09/23/14        1,275          127,476
                                                                            -------------
                                                                               43,671,196
                                                                            -------------
Food & Agriculture -- 0.9%
  B&G Foods Holding Corp.,
    Senior Notes
    8.00%                                          10/01/11        2,170        2,197,125
  Gold Kist, Inc.,
    Senior Notes
    10.25%                                         03/15/14        1,946        2,198,980
  Merisant Co.,
    Senior Subordinated Notes
    10.75%(f)(h)(j)                                07/15/13        4,620        3,141,600
  Nebco Evans Holding Co.,
    Senior Notes
    17.25%(b)(c)(d)(g)(i)                          07/15/07          800                0
  Smithfield Foods, Inc.,
    Senior Unsecured Notes
    7.00%                                          08/01/11        1,190        1,213,800
                                                                            -------------
                                                                                8,751,505
                                                                            -------------
Insurance -- 0.8%
  Coventry Health Care, Inc.,
    Senior Unsecured Notes
    5.88%                                          01/15/12          990        1,012,275
    6.12%                                          01/15/15          990        1,019,700
  Crum & Forster Holdings Corp.,
    Senior Notes
    10.38%                                         06/15/13        2,160        2,359,800

See accompanying notes to financial statements.

102

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                     HIGH YIELD BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Insurance (Continued)
  Fairfax Financial Holdings Ltd.,
    Debenture Notes
    8.30%                                          04/15/26   $      530    $     463,750
  Fairfax Financial Holdings Ltd.,
    Senior Notes
    6.88%(j)                                       04/15/08          665          666,663
  Fairfax Financial Holdings Ltd.,
    Senior Unsecured Notes
    7.75%                                          04/26/12        1,010          969,600
  First Mercury Holdings,
    Senior Unsecured Notes
    11.80%(f)(h)                                   08/15/12        1,800        1,799,406
                                                                            -------------
                                                                                8,291,194
                                                                            -------------
Leasing -- 0.4%
  United Rentals N.A., Inc.,
    Senior Subordinated Notes
    7.75%(j)                                       11/15/13        4,015        3,874,475
                                                                            -------------
Machinery & Heavy Equipment -- 0.3%
  Chart Industries, Inc.,
    Senior Subordinated Notes
    9.12%(f)                                       10/15/15        1,050        1,050,000
  JLG Industries, Inc.,
    Senior Subordinated Notes
    8.38%(j)                                       06/15/12        2,315        2,453,900
                                                                            -------------
                                                                                3,503,900
                                                                            -------------
Manufacturing -- 5.3%
  Accuride Corp.,
    Senior Subordinated Notes
    8.50%                                          02/01/15        3,775        3,699,500
  Argo Tech Corp.,
    Senior Unsecured Notes
    9.25%                                          06/01/11        1,625        1,714,375
  Blount International, Inc.,
    Senior Subordinated Notes
    8.88%                                          08/01/12        4,050        4,313,250
  California Steel Industries, Inc.,
    Senior Unsecured Notes
    6.12%                                          03/15/14        1,990        1,870,600
  Delco Remy International, Inc.,
    Senior Secured Notes
    7.60%(h)                                       04/15/09        1,185        1,146,487
  Erico International Corp.,
    Senior Subordinated Notes
    8.88%                                          03/01/12        4,405        4,526,138
  General Cable Corp.,
    Senior Unsecured Notes
    9.50%                                          11/15/10        3,230        3,407,650
  Gentek, Inc., Escrow Bonds
    0.00%(l)                                       12/01/33        1,000                0
  Goodman Global Holdings,
    Senior Subordinated Notes
    7.88%(f)(j)                                    12/15/12        3,960        3,583,800
  Goodman Global Holdings,
    Senior Unsecured Notes
    6.41%(f)(h)                                    06/15/12        1,160        1,125,200
  Graham Packaging Co.,
    Senior Subordinated Notes
    9.88%(j)                                       10/15/14        2,465        2,366,400
  Ispat Inland ULC,
    Senior Secured Notes
    9.75%                                          04/01/14        5,449        6,320,840
  Metaldyne Corp.,
    Senior Unsecured Notes
    11.00%(f)(h)(j)                                11/01/13        3,200        2,784,000
  Navistar International Corp.,
    Senior
    Unsecured Notes
    6.25%                                          03/01/12        6,115        5,809,250
  Norcross Safety Products LLC,
    Senior Subordinated Notes
    9.88%                                          08/15/11        3,350        3,592,875
  Park-Ohio Industries, Inc., Senior
    Subordinated Notes
    8.38%                                          11/15/14        4,120        3,574,100
  Quiksilver, Inc., Senior Unsecured
    Notes
    6.88%(f)                                       04/15/15          100           96,500
  Russell Metals, Inc., Senior
    Subordinated Notes
    6.38%                                          03/01/14        1,415        1,372,550
  Stanadyne Corp., Senior
    Subordinated Notes
    10.00%                                         08/15/14        2,415        2,390,850

                                                                            -------------
                                                                               53,694,365
                                                                            -------------
Medical & Medical Services -- 1.6%
  Bio-Rad Laboratories, Inc., Senior
    Subordinated Notes
    7.50%                                          08/15/13        2,820        2,982,150
  Duloxetine Royalty, Senior Secured
    Notes
    13.00%                                         10/15/13        2,500        2,500,000
  HCA, Inc., Unsecured Notes
    5.50%                                          12/01/09        3,350        3,285,881
    6.75%                                          07/15/13          730          745,016
  Select Medical Corp., Senior
    Unsecured Notes
    9.93%(f)(h)                                    09/15/15        3,960        3,940,200
  U.S. Oncology, Inc., Senior
    Unsecured Notes
    9.00%                                          08/15/12        2,425        2,619,000

                                                                            -------------
                                                                               16,072,247
                                                                            -------------
Medical Instruments & Supplies -- 1.5%
  Insight Health Services, Notes
    9.15%(f)(h)                                    11/01/11        4,225        4,119,375
  National Nephrology Associates,
    Senior Subordinated Notes
    9.00%(f)                                       11/01/11        2,645        2,942,563
  Perkinelmer, Inc., Senior
    Subordinated Notes
    8.88%                                          01/15/13        3,235        3,550,412
  Universal Hospital Services, Inc.,
    Senior Notes
    10.12%                                         11/01/11        4,525        4,649,438

                                                                            -------------
                                                                               15,261,788
                                                                            -------------
Metal & Mining -- 2.4%
  Alpha Natural Resources, Senior
    Unsecured Notes
    10.00%                                         06/01/12        3,395        3,768,450
  Century Aluminum Co., Senior
    Unsecured Notes
    7.50%                                          08/15/14        2,605        2,683,150

See accompanying notes to financial statements.

                                                                             103

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                     HIGH YIELD BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Metal & Mining (Continued)
  Foundation PA Coal Co., Senior
    Unsecured Notes
    7.25%                                          08/01/14   $    3,225    $   3,370,125
  Ipsco, Inc.,
    Senior Notes
    8.75%                                          06/01/13        4,800        5,304,000
  Plains E&P Co.,
    Senior Unsecured Notes
    7.12%                                          06/15/14          450          474,750
  Southern Peru Copper Corp.,
    Senior Unsecured Notes
    6.38%(f)                                       07/27/15        1,575        1,568,810
    7.50%(f)                                       07/27/35        3,100        3,022,500
  TRIMAS Corp., Senior Subordinated
    Notes
    9.88%                                          06/15/12        4,890        4,034,250
                                                                            -------------
                                                                               24,226,035
                                                                            -------------
Motor Vehicles -- 1.8%
  Arvinmeritor, Inc.,
    Senior Notes
    6.80%                                          02/15/09          465          444,075
  Arvinmeritor, Inc.,
    Senior Unsecured Notes
    8.75%                                          03/01/12          360          354,600
  Delco Remy International, Inc.,
    Senior Subordinated Notes
    9.38%(c)(f)                                    04/15/12          700          392,000
  Eagle-Picher, Inc.,
    Senior Notes
    9.75%(b)(g)(j)                                 09/01/13        3,285        2,430,900
  Holley Performance Products, Senior
    Unsecured Notes
    12.25%(j)                                      09/15/07        6,025        5,302,000
  Nationsrent, Inc., Senior Unsecured
    Notes
    9.50%                                          05/01/15        3,750        3,900,000
  Sunstate Equipment Co. LLC, Senior
    Secured Notes
    10.50%(f)                                      04/01/13        5,000        5,131,250

                                                                            -------------
                                                                               17,954,825
                                                                            -------------
Oil & Gas -- 8.6%
    ANR Pipeline Co., Senior Debentures
    9.62%                                          11/01/21        3,515        4,341,025
  Chesapeake Energy Corp., Senior
    Unsecured Notes
    7.00%                                          08/15/14          415          437,825
    6.38%                                          06/15/15        2,080        2,093,000
    6.88%                                          01/15/16        2,200        2,255,000
  Chesapeake Energy Corp., Senior
    Unsecured Notes
    6.25%                                          01/15/18        1,975        1,935,500
  Citgo Petroleum Corp., Senior
    Unsecured Notes
    6.00%                                          10/15/11        1,330        1,330,000
  Compton Petroleum Corp., Senior
    Unsecured Notes
    9.90%                                          05/15/09        3,000        3,210,000
  Dynegy Holdings, Inc., Secured
    Notes
    10.12%(f)                                      07/15/13        5,040        5,619,600
  Dynegy Holdings, Inc., Senior
    Secured Notes
    9.88%(f)                                       07/15/10          490          533,487
  Dynegy-Roseton Danskammer LLC,
    Pass-Through Certificates
    7.27%                                          11/08/10        2,785        2,764,112
  El Paso CGP Co., Senior Debentures
    9.62%                                          05/15/12        3,285        3,629,925
  El Paso CGP Co., Senior Unsecured
    Notes
    7.62%(f)(h)                                    08/16/07        2,175        2,221,219
                                                  06/15/10-
    7.75%                                          10/15/35        2,550        2,481,000
    7.42%                                          02/15/37        2,190        2,014,800
  El Paso Natural Gas Co., Senior
    Notes
    7.62%                                          08/01/10        1,290        1,341,308
  El Paso Natural Gas Co., Senior
    Unsecured Notes
    8.38%(h)                                       06/15/32          340          388,875
  Exco Resources, Inc., Senior
    Secured Notes
    7.25%                                          01/15/11        3,605        3,731,175
  Frontier Oil Corp., Senior Unsecured
    Notes
    6.62%                                          10/01/11        4,415        4,547,450
  KCS Energy, Inc., Senior Unsecured
    Notes
    7.12%(f)                                       04/01/12        4,725        4,843,125
  Newfield Exploration Co., Senior
    Subordinated Notes
    8.38%                                          08/15/12          420          453,600
    6.62%                                          09/01/14          250          260,000
  Northwest Pipeline Corp., Senior
    Notes
    6.62%                                          12/01/07          500          512,500
  Ocean Rig Norway AS, Senior
    Secured Notes
    8.38%(f)                                       07/01/13          960        1,039,200
  Pacific Energy Partners, Senior
    Unsecured Notes
    6.25%(f)                                       09/15/15          830          835,188
  Pogo Producing Co., Senior
    Subordinated Notes
    6.88%(f)                                       10/01/17        2,225        2,255,594
  The Premcor Refining Group, Inc.,
    Senior Notes
    6.75%                                          05/01/14        2,500        2,668,750
    7.50%                                          06/15/15        1,195        1,290,600
  Pride International, Inc., Senior
    Unsecured Notes
    7.38%                                          07/15/14        1,190        1,285,200
  Range Resources Corp., Senior
    Subordinated Notes
    7.38%                                          07/15/13        2,325        2,464,500
    6.38%                                          03/15/15          430          432,150
  Tennessee Gas Pipeline, Senior
    Unsecured Notes
    8.38%                                          06/15/32        1,565        1,797,794
  Transcontinental Gas Pipeline Corp.,
    Senior Debentures
    7.25%                                          12/01/26        2,515        2,738,206
  Utilicorp Canada Finance, Senior
    Unsecured Notes
    7.75%                                          06/15/11        6,780        7,135,950

See accompanying notes to financial statements.

104

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                     HIGH YIELD BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Oil & Gas (Continued)
  Whiting Petroleum Corp., Senior
    Subordinated Notes
                                                  05/01/12-
    7.25%                                          05/01/13   $    2,355    $   2,388,388
    7.00%(f)                                       02/01/14        2,500        2,531,250
  The Williams Cos., Inc., Certificates
    of Participation
    7.75%(f)                                       08/01/13        2,360        2,318,700
  The Williams Cos., Inc., Credit Link
    Certificates
    6.75%(f)                                       04/15/09        2,800        2,866,500
  The Williams Cos., Inc., Senior
    Unsecured Notes
    5.89%(f)(h)                                    10/01/10        2,110        2,099,450
    7.62%                                          07/15/19          500          542,500
    7.75%                                          06/15/31          325          351,812

                                                                            -------------
                                                                               87,986,258
                                                                            -------------
Paper & Forest Products -- 2.2%
  Bowater Canada Finance Corp.,
    Senior Unsecured Notes
    7.95%                                          11/15/11        4,075        4,105,563
  Bowater, Inc., Senior Unsecured
    Notes
    6.87%(h)                                       03/15/10          510          507,450
  Caraustar Industries, Inc., Senior
    Subordinated Notes
    9.88%                                          04/01/11        7,590        7,599,488
  Cascades, Inc., Unsecured Notes
    7.25%                                          02/15/13        2,275        2,223,812
  Donohue Forest Products, Senior
    Notes
    7.62%                                          05/15/07        1,515        1,568,025
  Georgia-Pacific Corp., Debentures
    7.70%                                          06/15/15          900          993,375
  Georgia-Pacific Corp., Senior Notes
    7.38%                                          07/15/08        2,500        2,634,375
  Georgia-Pacific Corp., Senior
    Unsecured Notes
    8.00%                                          01/15/24          425          468,031
  Norske Skog Canada Ltd., Senior
    Unsecured Notes
    7.38%                                          03/01/14        1,480        1,406,000
  Pliant Corp., Senior Secured Notes
    11.12%(j)                                      09/01/09          640          550,400

                                                                            -------------
                                                                               22,056,519
                                                                            -------------
Pharmaceuticals -- 0.8%
  Curative Health Services, Senior
    Unsecured Notes
    10.75%(j)                                      05/01/11        4,115        2,633,600
  Elan Finance Corp., Unsecured
    Notes
    7.75%(f)                                       11/15/11        6,000        5,287,500
  Elan Finance Corp., Unsecured
    Notes
    7.79%(f)(h)                                    11/15/11          510          446,888

                                                                            -------------
                                                                                8,367,988
                                                                            -------------
Plastics -- 0.0%
  Graham Packaging Co., Senior
    Unsecured Notes
    8.50%                                          10/15/12          385          377,300
                                                                            -------------
Publishing & Printing -- 1.9%
  American Media Operation, Inc.,
    Senior Subordinated Notes, Series
    B
    10.25%                                         05/01/09        3,330        3,246,750
  Dex Media West/Finance, Senior
    Subordinated Notes
    9.88%                                          08/15/13        2,298        2,536,418
  Nextmedia Operating, Inc., Senior
    Subordinated Notes
    10.75%                                         07/01/11        1,960        2,097,200
  Primedia, Inc., Senior Notes
    7.62%                                          04/01/08          824          832,240
  Primedia, Inc., Senior Unsecured
    Notes
    9.16%(h)                                       05/15/10        1,300        1,365,000
    8.00%                                          05/15/13        1,000        1,007,500
  Quebecor Media, Inc., Senior
    Unsecured Notes
    11.12%                                         07/15/11        1,075        1,175,781
  Vertis, Inc., Senior Notes
    13.50%(j)                                      12/07/09        5,075        4,212,250
  Vertis, Inc., Senior Unsecured Notes
    10.88%(j)                                      06/15/09        2,585        2,546,225

                                                                            -------------
                                                                               19,019,364
                                                                            -------------
Real Estate -- 0.9%
  AMR Real Estate, Senior Unsecured
    Notes
    8.12%                                          06/01/12        3,075        3,244,125
    7.12%(f)                                       02/15/13        3,225        3,225,000
  La Quinta Properties, Inc., Senior
    Notes
    8.88%                                          03/15/11          520          556,400
  Ventas Realty L.P., Senior Unsecured
    Notes
    6.75%(f)                                       06/01/10        2,360        2,407,200

                                                                            -------------
                                                                                9,432,725
                                                                            -------------
Retail Merchandising -- 2.2%
  AutoNation, Inc., Senior Unsecured
    Notes
    9.00%                                          08/01/08        1,600        1,728,000
  Duane Reade, Inc., Senior Secured
    Notes
    8.37%(h)                                       12/15/10          800          764,000
  Finlay Fine Jewelry Corp., Senior
    Unsecured Notes
    8.38%                                          06/01/12        5,080        4,298,950
  GSC Holdings Corp., Senior
    Unsecured Notes
    7.88%(f)(h)                                    10/01/11          460          461,150
    8.00%(f)                                       10/01/12          650          646,750
  Movie Gallery, Inc., Senior
    Unsecured Notes
    11.00%(j)                                      05/01/12        6,540        5,836,950
  Neiman Marcus Group, Inc., Senior
    Unsecured Notes
    9.00%(f)                                       10/15/15        1,926        1,926,000
  Rite Aid Corp., Senior Unsecured
    Notes
    6.12%(f)(j)                                    12/15/08        4,855        4,612,250

See accompanying notes to financial statements.

                                                                             105

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                     HIGH YIELD BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Retail Merchandising (Continued)
  Shopko Stores, Inc., Senior Notes
    9.25%                                          03/15/22    $  1,915     $   2,278,850

                                                                            -------------
                                                                               22,552,900
                                                                            -------------
Security Brokers & Dealers -- 0.1%
  Rural Metro Corp., Senior
    Subordinated Notes
    9.88%(f)                                       03/15/15        925            973,562
                                                                            -------------
Semiconductors & Related Devices -- 1.1%
  Freescale Semiconductor, Inc.,
    Senior Unsecured Notes
    6.35%(h)                                       07/15/09       1,550         1,592,625
    6.88%                                          07/15/11         735           764,400
  Magnachip Semiconductor, Notes
    6.88%                                          12/15/11       1,505         1,444,800
  Magnachip Semiconductor, Secured
    Notes
    7.12%(h)                                       12/15/11       3,135         3,119,325
  Magnachip Semiconductor, Senior
    Subordinated Notes
    8.00%                                          12/15/14       2,385         2,182,275
  Stats Chippac LTD, Inc., Senior
    Unsecured Notes
    6.75%                                          11/15/11       2,100         2,037,000

                                                                            -------------
                                                                               11,140,425
                                                                            -------------
Telecommunications -- 8.7%
  American Tower Corp., Senior
    Unsecured Notes
    7.50%(j)                                       05/01/12       5,025         5,326,500
  Asia Global Crossing Ltd., Senior
    Unsecured Notes
    13.38%(b)(g)                                   10/15/10       2,000            65,000
  CCO Holdings LLC, Capital Corp.,
    Senior Unsecured Notes
    8.00%(h)                                       12/15/10       1,270         1,254,125
  Centennial Communications, Senior
    Subordinated Notes
    10.75%(j)                                      12/15/08       3,530         3,627,075
  Centennial Communications, Senior
    Unsecured Notes
    8.12%                                          02/01/14       2,535         2,687,100
  Charter Communications, Inc., Senior
    Unsecured Notes
    5.88%                                          11/16/09         500           412,500
  Cincinnati Bell, Inc., Senior
    Unsecured Notes
    7.25%(j)                                       07/15/13       5,365         5,700,313
  CSC Holdings, Inc., Senior
    Unsecured Notes
    7.62%                                          04/01/11       1,835         1,807,475
    6.75%(f)                                       04/15/12         360           339,300
  Dobson Cellular Systems, Inc.,
    Senior Secured Notes
    8.38%                                          11/01/11       3,145         3,317,975
  Dobson Cellular Systems, Inc.,
    Senior Secured Notes
    8.44%(h)                                       11/01/11       1,595         1,654,813
  Dobson Communications Corp.,
    Debentures
    1.50%(f)                                       10/01/25         930           900,110
  Dobson Communications Corp.,
    Senior Unsecured Notes
    8.10%(f)(h)                                    10/15/12       1,330         1,311,713
  Eircom Funding (Ireland), Senior
    Subordinated Notes
    8.25%                                          08/15/13       2,650         2,875,250
  Intelsat Bermuda Ltd., Senior
    Unsecured Notes
    8.70%(f)(h)                                    01/15/12       4,870         4,967,400
    8.25%(f)                                       01/15/13         950           954,750
    8.62%(f)                                       01/15/15         900           918,000
  IWO Holdings, Inc., Senior
    Unsecured Notes
    8.08%(i)                                       01/15/15       3,297         2,316,142
  L-3 Communications Corp., Senior
    Subordinated Notes
    6.38%(f)                                       10/15/15       1,910         1,924,325
  Lucent Technologies, Inc.,
    Debentures
    6.50%                                          01/15/28       4,856         4,200,440
  Lucent Technologies, Inc., Senior
    Debentures
    6.45%                                          03/15/29       3,140         2,747,500
  Lucent Technologies, Inc., Senior
    Unsecured Notes
    5.50%                                          11/15/08         265           263,012
  MCI, Inc., Senior Notes
    8.74%                                          05/01/14       1,225         1,365,875
  MCI, Inc., Senior Unsecured Notes
    7.69%                                          05/01/09         495           513,562
  Nortel Networks Ltd., Unsecured
    Notes
    6.12%                                          02/15/06         245           245,000
  PanAmSat Corp., Senior Debentures
    6.88%                                          01/15/28       2,690         2,461,350
  PF Net Communications, Inc., Senior
    Unsecured Notes
    13.75%(b)(g)                                   05/15/10       1,000                 0
  Qwest Communications International,
    Senior Unsecured Notes
    7.29%(h)                                       02/15/09         485           478,938
  Qwest Corp., Senior Unsecured
    Notes
    7.88%                                          09/01/11       3,175         3,317,875
  Qwest Corp., Unsecured Notes
    8.88%(h)                                       03/15/12       1,740         1,896,600
    7.12%(f)(h)                                    06/15/13       2,000         2,080,000
  Qwest Services Corp., Senior
    Subordinated Notes
    13.50%(h)                                      12/15/10       6,440         7,381,850
  Rogers Wireless, Inc., Senior
    Secured Notes
    7.00%(h)                                       12/15/10         795           824,812
    9.62%                                          05/01/11       1,750         2,021,250
    7.25%                                          12/15/12         360           379,800
    7.50%                                          03/15/15         500           538,750
  Rogers Wireless, Inc., Senior
    Subordinated Notes
    8.00%(j)                                       12/15/12       2,730         2,880,150
  Rural Cellular Corp., Senior
    Subordinated Notes
    9.75%(j)                                       01/15/10       1,110         1,121,100
  Rural Cellular Corp., Senior
    Unsecured Notes
    9.88%                                          02/01/10       5,695         5,965,512

See accompanying notes to financial statements.

106

                                BlackRock Funds

                            SCHEDULE OF INVESTMENTS
                     HIGH YIELD BOND PORTFOLIO (Continued)

As of September 30, 2005

                                                                 Par
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
CORPORATE BONDS (Continued)
Telecommunications (Continued)
  Suncom Wireless, Inc., Senior
    Subordinated Notes
    9.38%(j)                                       02/01/11    $  1,480     $   1,213,600
  Superior Essex Communications &
    Essex Group, Senior Notes
    9.00%                                          04/15/12       4,845         4,893,450

                                                                            -------------
                                                                               89,150,292
                                                                            -------------
Transportation -- 2.5%
  Allied Holdings, Inc., Senior Notes,
    Series B
    8.62%(b)(g)(j)                                 10/01/07       5,590         3,018,600
  CHC Helicopter Corp., Senior
    Subordinated Notes
    7.38%(f)                                       05/01/14       3,310         3,392,750
  General Maritime Corp., Senior
    Unsecured Notes
    10.00%                                         03/15/13       1,675         1,842,500
  H-Lines Finance Holding, Senior
    Notes
    10.25%(f)(i)                                   04/01/13       4,713         3,829,313
  Horizon Lines LLC, Senior
    Unsecured Notes
    9.00%                                          11/01/12       3,700         3,959,000
  Hornbeck Offshore Services, Inc.,
    Senior Unsecured Notes
    6.12%                                          12/01/14         955           949,031
  Overseas Shipholding Group, Inc.,
    Debentures
    8.75%                                          12/01/13       3,980         4,517,300
  Stanadyne Holdings, Inc., Senior
    Unsecured Notes
    12.00%(i)                                      02/15/15       4,755         2,686,575
  Teekay Shipping Corp., Senior
    Unsecured Notes
    8.88%                                          07/15/11       1,250         1,421,875

                                                                            -------------
                                                                               25,616,944
                                                                            -------------
Waste Management -- 0.3%
  Allied Waste N.A., Inc., Senior
    Secured Notes
    8.50%                                          12/01/08       1,740         1,813,950
  Casella Waste Systems, Inc., Senior
    Subordinated Notes
    9.75%                                          02/01/13       1,225         1,316,875

                                                                            -------------
                                                                                3,130,825
                                                                            -------------
Yankee -- 0.6%
  Abitibi-Consolidated, Inc. (Canada),
    Senior Unsecured Notes
    8.38%(j)(m)                                    04/01/15       1,300         1,280,500
  Ainsworth Lumber Co. Ltd. (Canada),
    Senior Unsecured Notes
    7.25%(m)                                       10/01/12         840           789,600
  Compagnie Generale de
    Geophysique (France), Senior
    Unsecured Notes
    7.50%(f)(m)                                    05/15/15       1,650         1,742,812
  Omi Corp. (Mali), Senior Notes
    7.62%(m)                                       12/01/13       2,355         2,402,100

                                                                            -------------
                                                                                6,215,012
                                                                            -------------
TOTAL CORPORATE BONDS
 (Cost $855,937,214)                                                          852,621,366
                                                                            -------------
FOREIGN BONDS -- 1.4%
  Aero Investments (EUR)
    10.63%(e)(f)(h)                                03/01/15       4,359         5,241,881
  Cablecom Luxembourg SCA (EUR)
    4.87%(f)(h)                                    04/15/12       1,650         2,004,238
  Eggborough Power Station Terminal
    (EUR)
    7.00%(h)                                       09/08/15       1,300         5,519,583
  Hellas Telecom III (EUR)
    8.50%                                          10/15/13       1,230         1,482,946

                                                                            -------------
TOTAL FOREIGN BONDS
 (Cost $13,389,051)                                                            14,248,648
                                                                            -------------
TERM LOANS -- 0.6%
  Blb Wembley Term 2nd Lien
    7.32%(h)                                       08/31/12         500           509,375
  Healthsouth Corp., Senior Unsecured
    Notes
    8.77%(h)                                       03/21/10       1,000         1,001,250
  Hit Entertainment, Senior Notes
    9.33%(h)                                       01/31/13       1,500         1,526,250
  Mach Gen LLC Tranche A
    Construction
    0.00%(g)(h)                                    12/31/49         362           423,913
  Mach Gen LLC Tranche B
    Construction
    0.00%(g)(h)                                    12/31/49         604           705,987
  Mach Gen LLC Working Capital
    Communications
    0.00%(g)(h)                                    12/31/49          96           102,009
  Mach Gen LLC Working Capital LOC
    0.00%(g)(h)                                    12/31/49          45            44,935
  Polar Corp. Term 2nd Lien Loan
    10.27%(h)                                      05/30/10       1,250         1,268,750
  Synventive Mezz Loan, Notes
    14.00%(h)                                      02/17/14         500           500,000

                                                                            -------------
TOTAL TERM LOANS
 (Cost $6,026,845)
                                                                                6,082,469
                                                                            -------------

See accompanying notes to financial statements.

                                                                             107

                                 BlackRock Funds

                             SCHEDULE OF INVESTMENTS
                      HIGH YIELD BOND PORTFOLIO (Concluded)

As of September 30, 2005

                                                              Par/Shares
                                                Maturity        (000)          Value
                                              -------------   ----------   -------------
SHORT TERM INVESTMENTS -- 13.9%
  Federal National Mortgage
    Association, Discount Notes
    3.50%(n)                                       10/03/05    $  29,000   $   28,994,361
  Galileo Money Market Fund                                        8,885        8,885,167
  Institutional Money Market Trust(o)(p)                         103,315      103,315,470

                                                                           --------------
TOTAL SHORT TERM INVESTMENTS
 (Cost $141,194,998)                                                          141,194,998
                                                                           --------------
TOTAL INVESTMENTS IN
 SECURITIES -- 100.0%
 (Cost $1,036,370,024(a))                                                  $1,018,345,950
                                                                           ==============
                                                                Number of
                                                                Contracts
                                                               -----------
PUT OPTIONS WRITTEN -- 0.0%
  Neiman Marcus Senior Bridge Debt
    Option, Strike 100.00, Expires 10/30/05                          (84)         (62,685)
  Neiman Marcus Senior Bridge Debt
    Option, Strike 100.00, Expires 10/30/05                          (36)         (26,865)

                                                                           --------------
TOTAL PUT OPTIONS WRITTEN
 (Premiums received $89,553)                                                      (89,550)
                                                                           --------------

----------
(a)  Cost for Federal income tax purposes is $1,037,273,374. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

        Gross unrealized appreciation      $  20,721,142
        Gross unrealized depreciation        (39,648,566)
                                           -------------
                                           $ (18,927,424)
                                           -------------
(b)  Non-income producing security.
(c)  Security is illiquid. As of September 30, 2005, the Portfolio held 1.4% of its net assets, with a current market value of $12,489,899 in these securities.
(d)  Securities valued at fair value as determined in good faith by or under the direction of the Trustees. These securities had a total market value of
     $4,261,852 which represents 0.5% of net assets.
(e)  Payment in kind security.
(f)  Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 20.8% of its net assets, with a current market value of $190,274,176 in securities restricted as to resale.
(g)  Security in default.
(h)  Rates shown are the rates as of September 30, 2005.
(i)  Debt obligation initially issued in zero coupon form which converts to coupon form at a specified date and rate. The rates shown are the effective yields as of September 30, 2005.
(j)  Total or partial securities on loan.
(k)  Rates shown are the effective yields as of September 30, 2005.
(l)  Security held in escrow for future payments
(m)  Security is a foreign domiciled issuer which is registered with the
     Securities and Exchange Commission.
(n)  The rate shown is the effective yield on the discount notes at the time of purchase.
(o)  Securities purchased with the cash proceeds from securities loaned.
(p)  Represents an investment in an affiliated security.

See accompanying notes to financial statements.

108

                               BlackRock Funds

                      STATEMENT OF ASSETS AND LIABILITIES
                              HIGH YIELD PORTFOLIO

September 30, 2005

ASSETS
 Investments at value (Cost $1,036,370,024) ................... $  1,018,345,950
 Cash denominated in foreign currencies (Cost $1,084,530) .....        1,089,071
 Interest receivable ..........................................       18,797,102
 Investments sold receivable ..................................        5,887,226
 Capital shares sold receivable ...............................        1,156,083
 Prepaid expenses .............................................           58,915
 Unrealized appreciation on forward foreign currency contracts            19,047
 Unrealized appreciation on interest rate swaps ...............          189,251
                                                                ----------------
    TOTAL ASSETS ..............................................    1,045,542,645
                                                                ----------------
LIABILITIES
 Payable upon return of securities loaned .....................      103,315,470
 Investments purchased payable ................................       20,706,110
 Swaps payable ................................................           16,335
 Capital shares redeemed payable ..............................        1,442,881
 Distributions payable ........................................        2,444,081
 Advisory fees payable ........................................          201,101
 Administrative fees payable ..................................          153,138
 Transfer agent fees payable ..................................           68,701
 Other accrued expenses payable ...............................          320,308
 Options written, at fair value (premiums received $89,553) ...           89,550
 Unrealized depreciation on forward foreign currency contracts             2,986
 Unrealized depreciation on interest rate swaps ...............           83,124
                                                                ----------------
    TOTAL LIABILITIES .........................................      128,843,785
                                                                ----------------
NET ASSETS (Applicable to 20,950,486 BlackRock shares,
 20,490,338 Institutional shares,19,533,333 Service shares,
 32,488,847 Investor A shares, 13,648,656 Investor B shares and
 6,168,003 Investor C shares outstanding) ..................... $    916,698,860
                                                                ===============-
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER BLACKROCK SHARE ($169,532,360/20,950,486) ................ $           8.09
                                                                ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER INSTITUTIONAL SHARE ($165,805,121/20,490,338) ............ $           8.09
                                                                ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 PER SERVICE SHARE ($158,082,732/19,533,333) .................. $           8.09
                                                                ================
NET ASSET VALUE AND REDEMPTION PRICE
 PER INVESTOR A SHARE ($262,919,913/32,488,847) ............... $           8.09
                                                                ================
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE ($8.09/0.950) ..... $           8.52
                                                                ================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 4.5%)
 PER INVESTOR B SHARE ($110,420,303/13,648,656) ............... $           8.09
                                                                ----------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
 (subject to a maximum contingent deferred sales charge of 1.0%)
 PER INVESTOR C SHARE ($49,938,431/6,168,003) ................. $           8.10
                                                                ----------------

See accompanying notes to financial statements.

                                                                             109

                                BlackRock Funds

                            Investment Abbreviations

                        ARM       Adjustable Rate Mortgage
                        CMT       Constant Maturity Treasury Rate
                        CND       Canadian Dollar
                        COFI      Cost of Funds Index
                        DKK       Danish Krone
                        EUR       European Currency Unit
                        GBP       Great British Pound
                        IO        Interest Only
                        JPY       Japanese Yen
                        LLC       Limited Liability Company
                        MULTI     Multi-issued pools
                        MXP       Mexican Peso
                        NZD       New Zealand Dollar
                        PLC       Project Loan Certificate
                        PLN       Polish Zloty
                        PO        Principal Only
                        SEK       Swedish Krone

110

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                 BlackRock Funds

                            STATEMENTS OF OPERATIONS

For the Period Ended September 30, 2005

                                                 Enhanced       Low Duration     Intermediate     Intermediate     Intermediate
                                                  Income            Bond          Government          Bond           PLUS Bond
                                                 Portfolio       Portfolio      Bond Portfolio      Portfolio        Portfolio
                                              --------------   --------------   --------------   --------------   --------------
Investment income:
  Interest ................................   $    1,872,570   $   61,752,030   $   25,242,285   $   38,592,487   $    1,077,123
  Securities lending income ...............                6              171              434            7,402               --
  Dividends ...............................               --          538,125               --               --            2,800
                                              --------------   --------------   --------------   --------------   --------------
    Total investment income ...............        1,872,576       62,290,326       25,242,719       38,599,889        1,079,923
                                              --------------   --------------   --------------   --------------   --------------
Expenses:
  Investment advisory fee .................          234,659        8,237,547        2,863,740        4,598,222          131,286
  Administration fee ......................           49,865        1,267,646          472,983          739,733           22,319
  Administration fee - class specific .....           59,831        1,724,855          831,306          840,409            9,357
  Custodian fee ...........................           21,800          191,938          103,122          120,948           35,522
  Transfer agent fee ......................            5,982          409,406          396,056          151,559            3,273
  Transfer agent fee - class specific .....            7,576          220,838          103,196          107,264            1,331
  Shareholder servicing fees - class ......
   specific ...............................               79        1,507,824          853,801          372,525               28
  Distribution fees - class specific ......                2        1,211,414          845,748          211,160               14
  Legal and audit fees ....................           29,240          239,185          103,877          139,382           22,147
  Printing fee ............................            7,625          332,531          120,036          178,153            4,395
  Registration fees and expenses ..........           35,427          109,691           49,482           67,920           34,586
  Trustees' fees ..........................            1,889           60,723           19,374           32,060              892
  Other ...................................            2,256          139,837           59,605           83,682            9,100
                                              --------------   --------------   --------------   --------------   --------------
    Total expenses excluding interest
     expense ..............................          456,231       15,653,435        6,822,326        7,643,017          274,250
      Interest expense ....................            7,485            2,663              698               --               --
                                              --------------   --------------   --------------   --------------   --------------
    Total expenses ........................          463,716       15,656,098        6,823,024        7,643,017          274,250
                                              --------------   --------------   --------------   --------------   --------------
      Less investment advisory fees
       waived .............................         (214,614)      (4,157,712)        (815,569)      (2,001,206)        (131,286)
      Less administration fees waived .....               --               --               --               --          (22,319)
      Less administration fee waived -
       class specific .....................          (28,156)        (255,112)        (336,300)        (182,964)          (9,133)
      Less distribution fee waived - class
       specific ...........................               (2)         (80,741)        (262,823)         (31,873)             (10)
      Less custodian fees waived ..........           (1,141)          (9,674)          (7,332)          (6,790)          (2,254)
      Less transfer agent fees waived .....             (499)         (23,835)         (31,571)         (10,501)            (114)
      Less expenses reimbursed by
       advisor ............................               --               --               --               --           (3,910)
                                              --------------   --------------   --------------   --------------   --------------
    Net expenses ..........................          219,304       11,129,024        5,369,429        5,409,683          105,224
                                              --------------   --------------   --------------   --------------   --------------
Net investment income .....................        1,653,272       51,161,302       19,873,290       33,190,206          974,699
                                              --------------   --------------   --------------   --------------   --------------
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions:
  Net realized gain (loss) from:
    Investment transactions ...............         (180,326)     (15,209,504)      (3,087,711)       2,271,175         (159,902)
    Futures and options contracts .........          113,047          101,603          116,843        2,233,368           (7,796)
    Swap and swaption contracts ...........          (75,691)        (745,565)          84,684       (3,530,875)          20,560
    Foreign currency related transactions .            3,259        2,436,340               --               --           12,611
                                              --------------   --------------   --------------   --------------   --------------
                                                    (139,711)     (13,417,126)      (2,886,184)         973,668         (134,527)
                                              --------------   --------------   --------------   --------------   --------------
  Change in unrealized appreciation
   (depreciation) from:
    Investments ...........................         (334,284)     (14,421,003)     (13,724,930)     (21,534,441)        (339,534)
    Futures and options contracts .........           23,735          677,741         (424,356)        (127,805)          14,533
    Swap and swaption contracts ...........          (15,346)      (2,081,550)         337,826        1,492,209          (18,196)
    Foreign currency related transactions .            5,793          553,469               --               --           (4,105)
                                              --------------   --------------   --------------   --------------   --------------
                                                    (320,102)     (15,271,343)     (13,811,460)     (20,170,037)        (347,302)
                                              --------------   --------------   --------------   --------------   --------------
Net gain (loss) on investments and foreign
 currency transactions ....................         (459,813)     (28,688,469)     (16,697,644)     (19,196,369)        (481,829)
                                              --------------   --------------   --------------   --------------   --------------
Net increase (decrease) in net assets
 resulting from operations ................   $    1,193,459   $   22,472,833   $    3,175,646   $   13,993,837   $      492,870
                                              --------------   --------------   --------------   --------------   --------------

See accompanying notes to financial statements.

112

                                                                                                    Inflation
                                               Core Bond         Core PLUS         Government       Protected
                                              Total Return      Total Return         Income           Bond
                                                Portfolio        Portfolio          Portfolio       Portfolio
                                              --------------   --------------   --------------   --------------
Investment income:
  Interest ................................   $  117,700,876   $   15,006,730   $   21,076,138   $    1,520,808
  Securities lending income ...............           21,414               --               --               --
  Dividends ...............................            9,307           18,200               --               --
                                              --------------   --------------   --------------   --------------
    Total investment income ...............      117,731,597       15,024,930       21,076,138        1,520,808
                                              --------------   --------------   --------------   --------------
Expenses:
  Investment advisory fee .................       12,036,872        1,713,939        2,200,173          137,988
  Administration fee ......................        1,837,992          291,370          373,326           29,323
  Administration fee - class specific .....        1,913,561          120,128          624,405           22,134
  Custodian fee ...........................          405,990          106,593          200,912           16,438
  Transfer agent fee ......................          437,068           37,217          161,838            7,518
  Transfer agent fee - class specific .....          268,309           17,154           77,583            2,908
  Shareholder servicing fees - class ......
   specific ...............................        1,165,718            1,033          709,668           23,170
  Distribution fees - class specific ......          366,340           67,610           86,600           22,504
  Legal and audit fees ....................          388,306           41,874          114,063            5,320
  Printing fee ............................           91,151           12,952           47,212           91,847
  Registration fees and expenses ..........           90,902           12,442           14,508            1,113
  Trustees' fees ..........................          221,720           40,508           46,016            4,983
  Other ...................................               --               --               --               --
                                              --------------   --------------   --------------   --------------
    Total expenses excluding interest
     expense ..............................       20,370,498        2,463,304        5,728,352          379,501
      Interest expense ....................               --               --               --               --
                                              --------------   --------------   --------------   --------------
    Total expenses ........................       20,370,498        2,463,304        5,728,352          379,501
                                              --------------   --------------   --------------   --------------
      Less investment advisory fees
       waived .............................       (5,551,434)        (962,907)      (1,267,772)        (137,988)
      Less administration fees waived .....               --               --               --          (29,323)
      Less administration fee waived -
       class specific .....................         (424,649)        (119,854)          (3,860)          (9,591)
      Less distribution fee waived - class
       specific ...........................         (171,855)             (34)        (179,180)          (3,014)
      Less custodian fees waived ..........          (22,456)          (6,067)         (14,366)          (1,557)
      Less transfer agent fees waived .....          (29,602)          (1,512)         (12,013)            (558)
      Less expenses reimbursed by
       advisor ............................               --               --               --          (47,967)
                                              --------------   --------------   --------------   --------------
    Net expenses ..........................       14,170,502        1,372,930        4,251,161          149,503
                                              --------------   --------------   --------------   --------------
Net investment income .....................      103,561,095       13,652,000       16,824,977        1,371,305
                                              --------------   --------------   --------------   --------------
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions:
  Net realized gain (loss) from:
    Investment transactions ...............        3,534,582        1,616,022        2,050,472          535,664
    Futures and options contracts .........          496,743           70,875       (1,281,507)         142,918
    Swap and swaption contracts ...........          816,310          193,583       (1,125,499)           2,558
    Foreign currency related transactions .        4,642,599          288,125               --             (763)
                                              --------------   --------------   --------------   --------------
                                                   9,490,234        2,168,605         (356,534)         680,377
                                              --------------   --------------   --------------   --------------
  Change in unrealized appreciation
   (depreciation) from:
    Investments ...........................      (45,249,618)      (5,873,366)      (9,128,325)        (294,406)
    Futures and options contracts .........        5,041,868          642,922         (954,035)          68,091
    Swap and swaption contracts ...........       (2,654,750)        (245,222)         439,976           34,547
    Foreign currency related transactions .        1,504,414          336,968               --          (18,407)
                                              --------------   --------------   --------------   --------------
                                                 (41,358,086)      (5,138,698)      (9,642,384)        (210,175)
                                              --------------   --------------   --------------   --------------
Net gain (loss) on investments and foreign
 currency transactions ....................      (31,867,852)      (2,970,093)      (9,998,918)         470,202
                                              --------------   --------------   --------------   --------------
Net increase (decrease) in net assets
 resulting from operations ................   $   71,693,243   $   10,681,907   $    6,826,059   $    1,841,507
                                              --------------   --------------   --------------   --------------

                                                                  Managed        International    High Yield
                                                  GNMA            Income             Bond             Bond
                                                Portfolio        Portfolio         Portfolio       Portfolio
                                              --------------   --------------   --------------   -------------
Investment income:
  Interest ................................   $   11,151,629   $   37,226,406   $   24,123,568   $  66,949,977
  Securities lending income ...............               --            4,764              691         622,559
  Dividends ...............................               --               --        2,233,898
                                              --------------   --------------   --------------   -------------
    Total investment income ...............       11,151,629       37,231,170       24,124,259      69,806,434
                                              --------------   --------------   --------------   -------------
Expenses:
  Investment advisory fee .................        1,224,301        3,652,204        3,944,350       4,137,013
  Administration fee ......................          189,210          597,831          587,295         670,552
  Administration fee - class specific .....          311,203        1,047,955          949,803       1,043,883
  Custodian fee ...........................          136,915          171,889          201,059         112,278
  Transfer agent fee ......................           65,731          115,370          393,075         602,275
  Transfer agent fee - class specific .....           38,707          131,478          118,431         130,519
  Shareholder servicing fees - class
   specific ...............................          194,367          296,986          873,887       1,300,143
  Distribution fees - class specific ......          432,622          100,792          742,334       1,470,609
  Legal and audit fees ....................           53,555          118,758          109,504         134,522
  Printing fee ............................           39,382           95,754          200,417         154,226
  Registration fees and expenses ..........           50,936           51,308          107,043          70,234
  Trustees' fees ..........................            7,964           25,686           24,527          28,302
  Other ...................................           22,179           70,042           73,331         128,278
                                              --------------   --------------   --------------   -------------
    Total expenses excluding interest
     expense ..............................        2,767,072        6,476,053        8,325,056       9,982,834
      Interest expense ....................           12,063            2,014               --           7,677
                                              --------------   --------------   --------------   -------------
    Total expenses ........................        2,779,135        6,478,067        8,325,056       9,990,511
                                              --------------   --------------   --------------   -------------
      Less investment advisory fees
       waived .............................         (786,389)        (263,326)         (50,613)     (1,475,677)
      Less administration fees waived .....               --               --               --              --
      Less administration fee waived -
       class specific .....................          (13,856)        (947,681)         (28,017)        (60,017)
      Less distribution fee waived - class
       specific ...........................          (16,192)         (33,586)        (171,698)       (211,597)
      Less custodian fees waived ..........           (8,418)          (9,108)         (17,617)         (6,422)
      Less transfer agent fees waived .....           (4,760)         (10,229)         (27,607)        (44,155)
      Less expenses reimbursed by
       advisor ............................               --               --               --              --
                                              --------------   --------------   --------------   -------------
    Net expenses ..........................        1,949,520        5,214,137        8,029,504       8,192,643
                                              --------------   --------------   --------------   -------------
Net investment income .....................        9,202,109       32,017,033       16,094,755      61,613,791
                                              --------------   --------------   --------------   -------------
Realized and unrealized gain (loss) on
 investments and foreign currency
 transactions:
  Net realized gain (loss) from:
    Investment transactions ...............        1,798,509        1,590,440       12,847,457      24,094,487
    Futures and options contracts .........       (1,907,059)        (176,600)       1,463,566              --
    Swap and swaption contracts ...........         (504,902)        (141,453)         410,292         694,659
    Foreign currency related transactions .               --        1,496,226      (21,047,503)        559,863
                                              --------------   --------------   --------------   -------------
                                                    (613,452)       2,768,613       (6,326,188)     25,349,009
                                              --------------   --------------   --------------   -------------
  Change in unrealized appreciation
   (depreciation) from:
    Investments ...........................       (4,325,572)     (16,877,382)     (14,122,201)    (27,091,354)
    Futures and options contracts .........          491,300        1,954,113          800,267         (68,389)
    Swap and swaption contracts ...........         (236,440)        (406,633)        (147,761)          5,033
    Foreign currency related transactions .               --          591,231       (4,739,910)         26,737
                                              --------------   --------------   --------------   -------------
                                                  (4,070,712)     (14,738,671)     (18,209,605)    (27,127,973)
                                              --------------   --------------   --------------   -------------
Net gain (loss) on investments and foreign
 currency transactions ....................       (4,684,164)     (11,970,058)     (24,535,793)     (1,778,964)
                                              --------------   --------------   --------------   -------------
Net increase (decrease) in net assets
 resulting from operations ................   $    4,517,945   $   20,046,975   $   (8,441,038)  $  59,834,827
                                              --------------   --------------   --------------   -------------

                                                                             113

                                 BlackRock Funds

                             STATEMENT OF CASH FLOWS
                            ENHANCED INCOME PORTFOLIO
                      FOR THE YEAR ENDED SEPTEMBER 30, 2005

Increase in cash
Cash flows from operating activities:
 Net increase in net assets from operations ..........................................   $    1,193,459
 Adjustments to reconcile net increase in net assets from
  operations to net cash used for operating activities:
    Purchase of long-term investment securities ......................................     (115,214,879)
    Proceeds from disposition of long-term investment securities .....................      111,914,888
    Net sale of short term investment securities .....................................        1,350,857
    Net change in swap transactions ..................................................          (75,691)
    Change in foreign currency contracts .............................................          521,573
    Amortization of premium ..........................................................           16,177
    Increase in futures variation margin .............................................          (10,984)
    Decrease in interest receivable ..................................................           21,707
    Increase in principal paydown receivable .........................................          (41,472)
    Decrease in prepaid expenses .....................................................           11,501
    Decrease in investments purchased payable ........................................         (335,545)
    Increase in accrued expenses .....................................................            4,580
    Decrease in receivable from advisor ..............................................           41,732
    Net increase in unrealized appreciation on foreign currency related
     transactions ....................................................................           (5,793)
    Net decrease in unrealized appreciation on investment securities .................          334,284
    Net decrease in unrealized appreciation on swap
     and swaption contracts ..........................................................           15,346
    Net increase in unrealized appreciation on futures and options ...................          (23,735)
    Net realized loss on investment securities .......................................          180,326
    Net realized gain on futures and options .........................................         (113,047)
    Net realized loss on swap and swaption contracts .................................           75,691
    Net realized gain on foreign currency related transactions .......................           (3,259)
                                                                                         --------------
 Net cash used for operating activities ..............................................         (142,284)
                                                                                         --------------
Cash flows from financing activities:
    Proceeds from units sold .........................................................       71,988,054
    Payments on units redeemed .......................................................      (70,022,419)
    Cash distributions paid ..........................................................       (1,321,593)
                                                                                         --------------
    Net cash provided by financing activities ........................................          644,042
                                                                                         --------------
Net increase in cash .................................................................          501,758
                                                                                         --------------
Cash and cash eqivalents (including foreign currency):
 Beginning balance ...................................................................              460
                                                                                         --------------
 Ending balance ......................................................................   $      502,218
                                                                                         ==============
Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions (non-cash financing activity) ............   $      270,456
Cash paid during the year for interest ...............................................   $       (7,485)

See accompanying notes to financial statements.

114

                                 BlackRock Funds

                             STATEMENT OF CASH FLOWS
                             LOW DURATION PORTFOLIO
                      FOR THE YEAR ENDED SEPTEMBER 30, 2005

Increase in cash
Cash flows from operating activities:
 Net increase in net assets from operations ...............................................   $      22,472,833
 Adjustments to reconcile net increase in net assets from
  operations to net cash provided by operating activities:
    Purchase of long-term investment securities ...........................................      (2,731,080,498)
    Proceeds from disposition of long-term investment securities ..........................       2,873,495,615
    Net purchase of short term investment securities ......................................         (18,246,877)
    Net change in swap transactions .......................................................            (745,565)
    Change in foreign currency contracts ..................................................          (7,340,796)
    Amortization of premium ...............................................................           5,412,072
    Increase in futures variation margin ..................................................            (169,690)
    Decrease in interest receivable .......................................................          10,680,183
    Decrease in investments sold receivable ...............................................          21,632,577
    Increase in principal paydown receivable ..............................................            (509,753)
    Decrease in payable upon return of securities loaned ..................................            (882,000)
    Decrease in prepaid expenses ..........................................................              44,128
    Increase in investments purchased payable .............................................          49,102,303
    Decrease in accrued expenses ..........................................................            (135,632)
    Net increase in unrealized appreciation on foreign currency related
     transactions .........................................................................            (553,469)
    Net decrease in unrealized appreciation on investment securities ......................          14,421,003
    Net decrease in unrealized appreciation on swap and swaption contracts ................           2,081,550
    Net increase in unrealized appreciation on futures and options ........................            (677,741)
    Net realized loss on investment securities ............................................          15,209,504
    Net realized gain on futures and options ..............................................            (101,603)
    Net realized loss on swap and swaption contracts ......................................             745,565
    Net realized gain on foreign currency related transactions ............................          (2,436,340)
                                                                                              -----------------
 Net cash provided by operating activities ................................................         252,417,369
                                                                                              -----------------
Cash flows from financing activities:
    Net borrowing (repayment) of reverse repurchase agreements and other
     short term borrowings ................................................................         161,897,918
    Proceeds from units sold ..............................................................         577,060,929
    Payments on units redeemed (net of redemption fees) ...................................        (955,574,061)
    Cash distributions paid ...............................................................         (19,441,924)
                                                                                              -----------------
 Net cash used for financing activities ...................................................        (236,057,138)
                                                                                              -----------------
Net increase in cash ......................................................................          16,360,231
                                                                                              -----------------
Cash and cash equivalents (including foreign currency):
 Beginning balance ........................................................................               9,254
                                                                                              -----------------
 Ending balance ...........................................................................   $      16,369,485
                                                                                              =================
Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions (non-cash financing activity) .................   $      29,913,785
Cash paid during the year for interest ....................................................   $          (2,663)

                                                                             115

                                 BlackRock Funds

                             STATEMENT OF CASH FLOWS
                        INTERMEDIATE GOVERNMENT PORTFOLIO
                      FOR THE YEAR ENDED SEPTEMBER 30, 2005

Increase (decrease) in cash
Cash flows from operating activities:
 Net increase in net assets from operations ...............................   $       3,175,646
 Adjustments to reconcile net increase in net assets from operations to net cash operating activities:
    Purchase of long-term investment securities ...........................      (1,416,884,486)
    Proceeds from disposition of long-term investment securities ..........       1,400,049,349
    Net change in options/swaptions .......................................           2,312,677
    Net change in swap transactions .......................................            (285,864)
    Net sale of short term investment securities ..........................           9,515,002
    Amortization of premium ...............................................           3,510,042
    Increase in futures variation margin ..................................            (111,363)
    Increase in interest receivable .......................................          (3,047,019)
    Increase in investments sold receivable ...............................          (2,843,191)
    Increase in principal paydown receivable ..............................            (836,622)
    Increase in prepaid expenses ..........................................              (5,208)
    Increase in investments purchased payable .............................           3,972,935
    Increase in accrued expenses ..........................................             369,384
    Net decrease in unrealized appreciation on investment securities ......          13,724,930
    Net decrease in unrealized appreciation on futures and options ........             424,356
    Net increase in unrealized appreciation on swap
     and swaption contracts ...............................................            (337,826)
    Net realized loss on investment securities ............................           3,087,711
    Net realized gain on futures and options ..............................            (116,843)
    Net realized gain on swap and swaption contracts ......................             (84,684)
                                                                              -----------------
 Net cash provided by operating activities ................................          15,588,926
                                                                              -----------------
Cash flows from financing activities:
    Net borrowing (repayment) of reverse repurchase agreements and other
     short term borrowings ................................................         110,549,983
    Proceeds from units sold ..............................................          82,654,934
    Payments on units redeemed (net of redemption fees) ...................        (199,099,769)
    Cash distributions paid ...............................................          (9,694,074)
                                                                              -----------------
 Net cash used for financing activities ...................................         (15,588,926)
                                                                              -----------------
Net increase (decrease) in cash ...........................................                  --
                                                                              -----------------
Cash:
 Beginning balance ........................................................                  --
                                                                              -----------------
 Ending balance ...........................................................   $              --
                                                                              =================
Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions (non-cash financing activity) .   $       9,092,562
Cash paid during the year for interest ....................................   $            (698)

See accompanying notes to financial statements.

116

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                 BlackRock Funds

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         Enhanced
                                                                          Income                          Low Duration
                                                                         Portfolio                       Bond Portfolio
                                       `               -----------------------------------    -------------------------------------
                                                           For the                                 For the            For the
                                                         Year Ended       For the Period         Year Ended          Year Ended
                                                          9/30/05       3/4/04/1/-9/30/04          9/30/05            9/30/04
                                                       -------------    ------------------    ------------------  -----------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ............................ $   1,653,272    $          335,513    $     51,161,302    $     36,962,711
    Net realized gain (loss)
     on investments, futures, options, swap and
     swaption contracts and foreign currency related
     transactions ....................................      (139,711)             (219,169)        (13,417,126)        (10,723,689)
    Net unrealized appreciation/depreciation on
     investments, futures, options, swap and swaption
     contracts and foreign currency related
     transactions ....................................      (320,102)              (30,863)        (15,271,343)        (10,258,210)
                                                       -------------    ------------------    ----------------    ----------------
    Net increase (decrease) in net assets resulting
     from operations .................................     1,193,459                85,481          22,472,833          15,980,812
                                                       -------------    ------------------    ----------------    ----------------
Distributions to shareholders from:
  Net investment income:
    BlackRock Class ..................................      (685,290)             (213,539)        (21,399,011)        (16,101,779)
    Institutional Class ..............................      (991,596)             (153,489)        (12,976,033)         (9,546,236)
    Service Class ....................................          (869)                   (2)        (10,327,815)         (4,914,169)
    Investor A Class .................................           (31)                   (1)         (2,215,025)         (1,638,667)
    Investor B Class .................................            --                    --          (1,096,050)           (667,531)
    Investor C Class .................................            --                    --          (1,841,995)         (1,422,382)
                                                       -------------    ------------------    ----------------    ----------------
    Total distributions from net investment income ...    (1,677,786)             (367,031)        (49,855,929)        (34,290,764)
                                                       -------------    ------------------    ----------------    ----------------
  Capital:
    Institutional Class ..............................            --                    --                  --                  --
    Service Class ....................................            --                    --                  --                  --
    Investor A Class .................................            --                    --                  --                  --
    Investor B Class .................................            --                    --                  --                  --
    Investor C Class .................................            --                    --                  --                  --
                                                       -------------    ------------------    ----------------    ----------------
    Total distributions from capital .................            --                    --                  --                  --
                                                       -------------    ------------------    ----------------    ----------------
  Net realized gains:
    BlackRock Class ..................................            --                    --                  --          (3,237,280)
    Institutional Class ..............................            --                    --                  --          (2,090,517)
    Service Class ....................................            --                    --                  --          (1,158,715)
    Investor A Class .................................            --                    --                  --            (463,589)
    Investor B Class .................................            --                    --                  --            (352,109)
    Investor C Class .................................            --                    --                  --            (776,700)
                                                       -------------    ------------------    ----------------    ----------------
    Total distributions from net realized gains ......            --                    --                  --          (8,078,910)
                                                       -------------    ------------------    ----------------    ----------------
    Total distributions to shareholders ..............    (1,677,786)             (367,031)        (49,855,929)        (42,369,674)
                                                       -------------    ------------------    ----------------    ----------------
Capital share transactions (Note D) ..................     2,178,387            54,925,695        (353,543,952)        164,789,326
                                                       -------------    ------------------    ----------------    ----------------
Redemption fees ......................................            --                    --               3,856                  --
                                                       -------------    ------------------    ----------------    ----------------
    Total increase (decrease) in net assets ..........     1,694,060            54,644,145        (380,923,192)        138,400,464
Net assets:
    Beginning of period ..............................    54,644,145                    --       1,873,827,408       1,735,426,944
                                                       -------------    ------------------    ----------------    ----------------
    End of period .................................... $  56,338,205    $       54,644,145    $  1,492,904,216    $  1,873,827,408
                                                       =============    ==================    ================    ================
    End of period undistributed net investment income
     (distributions in excess of net investment income)$      14,165    $          (12,452)   $      4,928,237    $        370,456

                                                           Intermediate Government
                                                               Bond Portfolio
                                                         ----------------------------
                                                            For the       For the
                                                           Year Ended    Year Ended
                                                            9/30/05       9/30/04
                                                         -------------  -------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .............................. $  19,873,290  $  10,699,389
    Net realized gain (loss) on investments, futures,
     options, swap and swaption contracts and foreign
     currency related transactions .....................    (2,886,184)     1,787,815
    Net unrealized appreciation/depreciation on
     investments, futures, options, swap and swaption
     contracts and foreign currency related
     transactions ......................................   (13,811,460)    (6,798,758)
                                                         -------------  -------------
    Net increase (decrease) in net assets resulting from
     operations ........................................     3,175,646      5,688,446
                                                         -------------  -------------
Distributions to shareholders from:
  Net investment income:
    BlackRock Class ....................................            --             --
    Institutional Class ................................    (5,987,593)    (8,451,541)
    Service Class ......................................       (28,235)       (46,005)
    Investor A Class ...................................    (6,367,147)    (1,704,214)
    Investor B Class ...................................    (1,067,572)      (310,631)
    Investor C Class ...................................      (342,355)      (419,572)
                                                         -------------  -------------
    Total distributions from net investment income .....   (13,792,902)   (10,931,963)
                                                         -------------  -------------
 Capital:
    Institutional Class ................................    (1,705,727)            --
    Service Class ......................................        (8,044)            --
    Investor A Class ...................................    (1,813,851)            --
    Investor B Class ...................................      (304,127)            --
    Investor C Class ...................................       (97,529)            --
                                                         -------------  -------------
    Total distributions from capital ...................    (3,929,278)            --
                                                         -------------  -------------
 Net realized gains:
    BlackRock Class ....................................            --             --
    Institutional Class ................................    (1,106,478)            --
    Service Class ......................................        (6,048)            --
    Investor A Class ...................................      (183,301)            --
    Investor B Class ...................................       (47,030)            --
    Investor C Class ...................................       (55,783)            --
                                                         -------------  -------------
    Total distributions from net realized gains ........    (1,398,640)            --
                                                         -------------  -------------
    Total distributions to shareholders ................   (19,120,820)   (10,931,963)
                                                         -------------  -------------
Capital share transactions (Note D) ....................   366,560,310     (6,172,509)
                                                         -------------  -------------
Redemption fees ........................................           838             --
                                                         -------------  -------------
    Total increase (decrease) in net assets ............   350,615,974    (11,416,026)
Net assets:
    Beginning of period ................................   305,673,659    317,089,685
                                                         -------------  -------------
    End of period ...................................... $ 656,289,633  $ 305,673,659
                                                         =============  =============
    End of period undistributed net investment income
     (distributions in excess of net investment
     income) ........................................... $    (751,511) $    (313,895)

----------
1 Commencement of operations.

See accompanying notes to financial statements.

118

                                BlackRock Funds

                                                                 Intermediate               Intermediate PLUS
                                                                Bond Portfolio                Bond Portfolio
                                                         ----------------------------  --------------------------
                                                                                                       For the
                                                            For the        For the        For the      Period
                                                          Year Ended     Year Ended     Year Ended   8/18/04/1/-
                                                            9/30/05       9/30/04         9/30/05      9/30/04
                                                         -------------  -------------  ------------- ------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .............................. $  33,190,206  $  33,037,063  $    974,699  $    118,733
    Net realized gain (loss) on investments, futures,
     options, swap and swaption contracts and foreign
     currency related transactions .....................       973,668      7,771,479      (134,527)       14,953
    Net unrealized appreciation/depreciation on
     investments, futures, options, swap and swaption
     contracts and foreign currency related
     transactions ......................................   (20,170,037)   (17,841,712)     (347,302)        5,297
                                                         -------------  -------------  ------------  ------------
    Net increase (decrease) in net assets resulting from
     operations ........................................    13,993,837     22,966,830       492,870       138,983
                                                         -------------  -------------  ------------  ------------
Distributions to shareholders from:
  Net investment income:
    BlackRock Class ....................................   (15,416,741)   (15,750,126)     (986,708)     (121,847)
    Institutional Class ................................   (10,587,518)   (13,010,903)       (4,907)           --
    Service Class ......................................    (2,833,389)    (2,218,577)           --            --
    Investor A Class ...................................      (965,616)    (1,285,713)         (373)           --
    Investor B Class ...................................      (277,811)      (339,078)          (14)           --
    Investor C Class ...................................      (265,015)      (363,366)           --            --
                                                         -------------  -------------  ------------  ------------
    Total distributions from net investment income .....   (30,346,090)   (32,967,763)     (992,002)     (121,847)
                                                         -------------  -------------  ------------  ------------
 Capital:
    Institutional Class ................................            --             --            --            --
    Service Class ......................................            --             --            --            --
    Investor A Class ...................................            --             --            --            --
    Investor B Class ...................................            --             --            --            --
    Investor C Class ...................................            --             --            --            --
                                                         -------------  -------------  ------------  ------------
    Total distributions from capital ...................            --             --            --            --
                                                         -------------  -------------  ------------  ------------
 Net realized gains:
    BlackRock Class ....................................    (3,605,317)    (8,456,396)      (22,983)           --
    Institutional Class ................................    (2,617,586)    (8,468,244)           --            --
    Service Class ......................................      (720,929)    (1,395,950)           --            --
    Investor A Class ...................................      (278,111)      (910,295)           --            --
    Investor B Class ...................................      (106,933)      (311,883)           --            --
    Investor C Class ...................................      (110,018)      (351,717)           --            --
                                                         -------------  -------------  ------------  ------------
    Total distributions from net realized gains ........    (7,438,894)   (19,894,485)      (22,983)           --
                                                         -------------  -------------  ------------  ------------
    Total distributions to shareholders ................   (37,784,984)   (52,862,248)   (1,014,985)     (121,847)
                                                         -------------  -------------  ------------  ------------
Capital share transactions (Note D) ....................    (2,239,453)    69,338,781     5,506,774    25,979,168
                                                         -------------  -------------  ------------  ------------
Redemption fees ........................................           327             --            --            --
                                                         -------------  -------------  ------------  ------------
    Total increase (decrease) in net assets ............   (26,030,273)    39,443,363     4,984,659    25,996,304
Net assets:
    Beginning of period ................................   923,709,636    884,266,273    25,996,304            --
                                                         -------------  -------------  ------------  ------------
    End of period ...................................... $ 897,679,363  $ 923,709,636  $ 30,980,963  $ 25,996,304
                                                         =============  =============  ============  ============
    End of period undistributed net investment income
     (distributions in excess of net investment
     income) ........................................... $   3,098,801  $     435,858  $      9,476  $        157

                                                                               Core Bond                        Core PLUS
                                                                        Total Return Portfolio            Total Return Portfolio
                                                                   ---------------------------------  -----------------------------
                                                                        For the          For the         For the        For the
                                                                      Year Ended       Year Ended      Year Ended     Year Ended
                                                                        9/30/05          9/30/04         9/30/05        9/30/04
                                                                   ----------------  ---------------  -------------  -------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ......................................... $   103,561,095  $    99,866,904  $  13,652,000  $  10,331,787
    Net realized gain (loss) on investments, futures,
     options, swap and swaption contracts and foreign
     currency related transactions ................................       9,490,234        3,895,102      2,168,605       (912,455)
    Net unrealized appreciation/depreciation on
     investments, futures, options, swap and swaption
     contracts and foreign currency related
     transactions .................................................     (41,358,086)     (14,325,035)    (5,138,698)       984,328
                                                                   ----------------  ---------------  -------------  -------------
    Net increase (decrease) in net assets resulting from
     operations ...................................................      71,693,243       89,436,971     10,681,907     10,403,660
                                                                   ----------------  ---------------  -------------  -------------
Distributions to shareholders from:
  Net investment income:
    BlackRock Class ...............................................     (61,252,277)     (48,517,179)   (13,248,140)    (9,749,470)
    Institutional Class ...........................................     (23,166,365)     (33,017,672)            (7)            (4)
    Service Class .................................................      (5,497,287)      (5,040,584)          (885)          (251)
    Investor A Class ..............................................      (6,235,815)      (4,395,274)        (1,220)          (249)
    Investor B Class ..............................................      (1,486,721)      (1,743,639)        (2,999)        (1,831)
    Investor C Class ..............................................      (2,243,809)      (2,388,478)          (636)            (3)
                                                                   ----------------  ---------------  -------------  -------------
    Total distributions from net investment income ................     (99,882,274)     (95,102,826)   (13,253,887)    (9,751,808)
                                                                   ----------------  ---------------  -------------  -------------
 Capital:
    Institutional Class ...........................................              --               --             --             --
    Service Class .................................................              --               --             --             --
    Investor A Class ..............................................              --               --             --             --
    Investor B Class ..............................................              --               --             --             --
    Investor C Class ..............................................              --               --             --             --
                                                                   ----------------  ---------------  -------------  -------------
    Total distributions from capital ..............................              --               --             --             --
                                                                   ----------------  ---------------  -------------  -------------
 Net realized gains:
    BlackRock Class ...............................................      (2,614,942)     (26,256,064)            --     (2,841,616)
    Institutional Class ...........................................      (1,031,692)     (22,929,791)            --             (2)
    Service Class .................................................        (256,095)      (3,469,665)            --             (2)
    Investor A Class ..............................................        (232,258)      (2,988,709)            --            (96)
    Investor B Class ..............................................         (94,378)      (1,715,637)            --           (900)
    Investor C Class ..............................................        (143,147)      (2,208,746)            --             (2)
                                                                   ----------------  ---------------  -------------  -------------
    Total distributions from net realized gains ...................      (4,372,512)     (59,568,612)            --     (2,842,618)
                                                                   ----------------  ---------------  -------------  -------------
    Total distributions to shareholders ...........................    (104,254,786)    (154,671,438)   (13,253,887)   (12,594,426)
                                                                   ----------------  ---------------  -------------  -------------
Capital share transactions (Note D) ...............................     161,228,013      242,826,510     43,644,304     63,092,827
                                                                   ----------------  ---------------  -------------  -------------
Redemption fees ...................................................              --                1             --             --
                                                                   ----------------  ---------------  -------------  -------------
    Total increase (decrease) in net assets .......................     128,666,470      177,592,044     41,072,324     60,902,061
Net assets:
    Beginning of period ...........................................   2,525,633,820    2,348,041,776    285,238,245    224,336,184
                                                                   ----------------  ---------------  -------------  -------------
    End of period ......................................           $  2,654,300,290  $ 2,525,633,820  $ 326,310,569  $ 285,238,245
                                                                   ================  ===============  =============  =============
    End of period undistributed net investment income
     (distributions in excess of net investment
     income) ...................................................... $       846,059  $    (2,223,824) $     609,923  $     228,560

                                                                             119

                                 BlackRock Funds

                 STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

                                                                         Government
                                                                      Income Portfolio
                                                              -------------------------------
                                                                For the           For the
                                                               Year Ended        Year Ended
                                                                9/30/05           9/30/04
                                                              -------------     -------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ..................................  $  16,824,977     $   6,350,140
    Net realized gain (loss) on investments, futures,
     options, swap and swaption contracts and foreign
     currency related transactions .........................       (356,534)       (2,257,615)
    Net unrealized appreciation/depreciation on
     investments, futures, options, swap and swaption
     contracts and foreign currency related
     transactions ..........................................     (9,642,384)        1,061,473
                                                              -------------     -------------
    Net increase (decrease) in net assets resulting from
     operations ............................................      6,826,059         5,153,998
                                                              -------------     -------------
Distributions to shareholders from:
  Net investment income:
    BlackRock Class ........................................       (511,763)         (186,632)
    Institutional Class ....................................             --                --
    Service Class ..........................................     (7,849,415)               --
    Investor A Class .......................................     (7,517,673)       (3,390,674)
    Investor B Class .......................................     (1,517,239)       (1,246,261)
    Investor C Class .......................................       (976,151)         (688,847)
                                                              -------------     -------------
    Total distributions from net investment income .........    (18,372,241)       (5,512,414)
                                                              -------------     -------------
 Capital:
    BlackRock Class ........................................        (22,490)               --
    Service Class ..........................................       (344,955)               --
    Investor A Class .......................................       (330,376)               --
    Investor B Class .......................................        (66,677)               --
    Investor C Class .......................................        (42,899)               --
                                                              -------------     -------------
    Total distributions from capital .......................       (807,397)               --
                                                              -------------     -------------
 Net realized gains:
    BlackRock Class ........................................             --               (40)
    Institutional Class ....................................             --                --
    Service Class ..........................................             --                --
    Investor A Class .......................................             --        (1,252,750)
    Investor B Class .......................................             --          (740,622)
    Investor C Class .......................................             --          (407,937)
                                                              -------------     -------------
    Total distributions from net realized gains ............             --        (2,401,349)
                                                              -------------     -------------
    Total distributions to shareholders ....................    (19,179,638)       (7,913,763)
                                                              -------------     -------------
Capital share transactions (Note D) ........................    348,126,461        40,817,268
                                                              -------------     -------------
Redemption fees ..........................................               78                --
                                                              -------------     -------------
    Total increase (decrease) in net assets ................    335,772,960        38,057,503
Net assets:
    Beginning of period ....................................    208,052,043       169,994,540
                                                              -------------     -------------
    End of period ..........................................  $ 543,825,003     $ 208,052,043
                                                              =============     =============
    End of period undistributed net investment income
     (distributions in excess of net investment
      income) ..............................................  $     215,576     $   1,022,088

                                                                 Inflation Protected                            GNMA
                                                                    Bond Portfolio                           Portfolio
                                                       --------------------------------------    ----------------------------------
                                                             For the                                 For the            For the
                                                           Year Ended       For the Period          Year Ended         Year Ended
                                                             9/30/05      6/28/04/1/-9/30/04         9/30/05            9/30/04
                                                       ---------------    -------------------    ---------------    ---------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .............................$     1,371,305    $           226,154    $     9,202,109    $    12,573,800
    Net realized gain (loss) on investments, futures,
     options, swap and swaption contracts and foreign
     currency related transactions ....................        680,377                230,428           (613,452)           107,676
    Net unrealized appreciation/depreciation on
     investments, futures, options, swap and swaption
     contracts and foreign currency related
     transactions .....................................       (210,175)               551,836         (4,070,712)        (2,663,323)
                                                       ---------------    -------------------    ---------------    ---------------
    Net increase (decrease) in net assets resulting
     from operations ..................................      1,841,507              1,008,418          4,517,945         10,018,153
                                                       ---------------    -------------------    ---------------    ---------------
Distributions to shareholders from:
  Net investment income:
    BlackRock Class ...................................     (1,287,901)              (244,948)          (458,891)        (1,338,791)
    Institutional Class ...............................       (167,696)                    --         (5,481,541)        (8,673,330)
    Service Class .....................................            (23)                    --           (229,895)           (93,657)
    Investor A Class ..................................       (140,624)                  (116)          (618,625)          (947,977)
    Investor B Class ..................................        (40,615)                   (29)          (711,108)        (1,270,170)
    Investor C Class ..................................        (66,562)                    --           (998,790)        (1,985,772)
                                                       ---------------    -------------------    ---------------    ---------------
    Total distributions from net investment income ....     (1,703,421)              (245,093)        (8,498,850)       (14,309,697)
                                                       ---------------    -------------------    ---------------    ---------------
Capital:
    BlackRock Class ...................................             --                     --                 --                 --
    Service Class .....................................             --                     --                 --                 --
    Investor A Class ..................................             --                     --                 --                 --
    Investor B Class ..................................             --                     --                 --                 --
    Investor C Class ..................................             --                     --                 --                 --
                                                       ---------------    -------------------    ---------------    ---------------
    Total distributions from capital ..................             --                     --                 --                 --
                                                       ---------------    -------------------    ---------------    ---------------
  Net realized gains:
    BlackRock Class ...................................       (245,658)                    --                 --                 --
    Institutional Class ...............................        (16,405)                    --                 --                 --
    Service Class .....................................             (1)                    --                 --                 --
    Investor A Class ..................................         (8,360)                    --                 --                 --
    Investor B Class ..................................         (1,956)                    --                 --                 --
    Investor C Class ..................................         (3,694)                    --                 --                 --
                                                       ---------------    -------------------    ---------------    ---------------
    Total distributions from net realized gains .......       (276,074)                    --                 --                 --
                                                       ---------------    -------------------    ---------------    ---------------
    Total distributions to shareholders ...............     (1,979,495)              (245,093)        (8,498,850)       (14,309,697)
                                                       ---------------    -------------------    ---------------    ---------------
Capital share transactions (Note D) ...................     17,767,043             20,160,373        (41,195,146)       (84,565,804)
                                                       ---------------    -------------------    ---------------    ---------------
Redemption fees .......................................             --                     --              1,692                 15
                                                       ---------------    -------------------    ---------------    ---------------
    Total increase (decrease) in net assets ...........     17,629,055             20,923,698        (45,174,359)       (88,857,333)
Net assets:
    Beginning of period                                     20,923,698                     --        247,561,205        336,418,538
                                                       ---------------    -------------------    ---------------    ---------------
    End of period .....................................$    38,552,753    $        20,923,698    $   202,386,846    $   247,561,205
                                                       ===============    ===================    ===============    ===============
    End of period undistributed net investment income
     (distributions in excess of net investment
     income) ..........................................$       141,690    $            51,317    $     1,825,109    $      (325,015)
----------
1 Commencement of operations.

See accompanying notes to financial statements.

120

                                 BlackRock Funds

                                                                           Managed
                                                                      Income Portfolio
                                                           ----------------------------------
                                                               For the            For the
                                                             Year Ended         Year Ended
                                                               9/30/05            9/30/04
                                                           ---------------    ---------------
Increase (decrease) in net assets:
  Operations:
    Net investment income ..............................   $    32,017,033    $    38,800,743
    Net realized gain (loss) on investments, futures,
     options, swap and swaption contracts and foreign
     currency related transactions .....................         2,768,613            196,121
    Net unrealized appreciation/depreciation on
     investments, futures, options, swap and swaption
     contracts and foreign currency related
     transactions ......................................       (14,738,671)       (11,092,359)
                                                           ---------------    ---------------
    Net increase (decrease) in net assets resulting from
     operations ........................................        20,046,975         27,904,505
                                                           ---------------    ---------------
Distributions to shareholders from:
  Net investment income:
    BlackRock Class ....................................                --                 --
    Institutional Class ................................       (26,826,072)       (33,874,661)
    Service Class ......................................        (3,120,883)        (3,677,325)
    Investor A Class ...................................        (1,340,701)        (1,797,350)
    Investor B Class ...................................          (251,998)          (330,340)
    Investor C Class ...................................           (37,389)           (27,287)
                                                           ---------------    ---------------
    Total distributions from net investment income .....       (31,577,043)       (39,706,963)
                                                           ---------------    ---------------
  Capital:
    BlackRock Class ....................................                --                 --
    Service Class ......................................                --                 --
    Investor A Class ...................................                --                 --
    Investor B Class ...................................                --                 --
    Investor C Class ...................................                --                 --
                                                           ---------------    ---------------
    Total distributions from capital ...................                --                 --
                                                           ---------------    ---------------
 Net realized gains:
    BlackRock Class ....................................                --                 --
    Institutional Class ................................        (2,338,691)       (20,585,568)
    Service Class ......................................          (263,605)        (2,347,707)
    Investor A Class ...................................          (128,734)        (1,248,261)
    Investor B Class ...................................           (32,026)          (267,625)
    Investor C Class ...................................            (4,139)           (19,166)
                                                           ---------------    ---------------
    Total distributions from net realized gains ........        (2,767,195)       (24,468,327)
                                                           ---------------    ---------------
    Total distributions to shareholders ................       (34,344,238)       (64,175,290)
                                                           ---------------    ---------------
Capital share transactions (Note D) ....................       (49,835,255)      (157,771,373)
                                                           ---------------    ---------------
Redemption fees ........................................                --                 --
                                                           ---------------    ---------------
    Total increase (decrease) in net assets ............       (64,132,518)      (194,042,158)
Net assets:
    Beginning of period ................................       769,804,418        963,846,576
                                                           ---------------    ---------------
    End of period ......................................   $   705,671,900    $   769,804,418
                                                           ===============    ===============
    End of period undistributed net investment income
     (distributions in excess of net investment
      income) ..........................................   $     1,816,732    $       284,886

                                                                       International                        High Yield
                                                                       Bond Portfolio                     Bond Portfolio
                                                             --------------------------------------------------------------
                                                                 For the           For the        For the         For the
                                                                Year Ended       Year Ended      Year Ended      Year Ended
                                                                 9/30/05           9/30/04        9/30/05         9/30/04
                                                             --------------   -------------   -------------   -------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .................................. $   16,094,755   $   7,189,923   $  61,613,791   $  44,111,805
    Net realized gain (loss) on investments, futures,
     options, swap and swaption contracts and foreign
     currency related transactions .........................     (6,326,188)     10,996,047      25,349,009      33,594,357
    Net unrealized appreciation/depreciation on
     investments, futures, options, swap and swaption
     contracts and foreign currency related
     transactions ..........................................    (18,209,605)        (64,501)    (27,127,973)     (6,063,310)
                                                             --------------   -------------   -------------   -------------
    Net increase (decrease) in net assets resulting from
     operations ............................................     (8,441,038)     18,121,469      59,834,827      71,642,852
                                                             --------------   -------------   -------------   -------------
Distributions to shareholders from:
  Net investment income:
    BlackRock Class ........................................     (3,836,007)       (423,849)    (10,447,236)     (6,682,859)
    Institutional Class ....................................    (13,371,592)     (4,289,402)    (11,719,171)    (12,247,677)
    Service Class ..........................................     (4,647,433)     (2,578,046)     (9,855,000)     (7,116,452)
    Investor A Class .......................................     (7,771,213)     (3,713,909)    (14,980,576)     (4,942,313)
    Investor B Class .......................................       (772,214)       (425,800)     (6,797,925)     (6,367,995)
    Investor C Class .......................................     (2,060,078)       (787,077)     (3,593,974)     (4,444,804)
                                                             --------------   -------------    ------------   -------------
    Total distributions from net investment income .........    (32,458,537)    (12,218,083)    (57,393,882)    (41,802,100)
                                                             --------------   -------------    ------------   -------------
  Capital:
    BlackRock Class ........................................             --              --              --              --
    Service Class ..........................................             --              --              --              --
    Investor A Class .......................................             --              --              --              --
    Investor B Class .......................................             --              --              --              --
    Investor C Class .......................................             --              --              --              --
                                                             --------------   -------------   -------------   -------------
    Total distributions from capital .......................             --              --              --              --
                                                             --------------   -------------   -------------   -------------
 Net realized gains:
    BlackRock Class ........................................        (31,979)             --      (2,217,477)             --
    Institutional Class ....................................       (111,687)             --      (2,744,299)             --
    Service Class ..........................................        (45,846)             --      (2,126,281)             --
    Investor A Class .......................................        (76,674)             --      (1,216,391)             --
    Investor B Class .......................................         (9,510)             --      (1,516,927)             --
    Investor C Class .......................................        (22,658)             --        (990,873)             --
                                                             --------------   -------------   -------------   -------------
    Total distributions from net realized gains ............       (298,354)             --     (10,812,248)             --
                                                             --------------   -------------   -------------   -------------
    Total distributions to shareholders ....................    (32,756,891)    (12,218,083)    (68,206,130)    (41,802,100)
                                                             --------------   -------------   -------------   -------------
Capital share transactions (Note D) ........................    435,410,598     201,930,564     296,865,467      22,209,066
                                                             --------------   -------------   -------------   -------------
Redemption fees ............................................         49,151          47,581          26,956          56,693
                                                             --------------   -------------   -------------   -------------
    Total increase (decrease) in net assets ................    394,261,820     207,881,531     288,521,120      52,106,511
Net assets:
    Beginning of period ....................................    426,188,789     218,307,258     628,177,740     576,071,229
                                                             --------------   -------------   -------------   -------------
    End of period .......................................... $  820,450,609   $ 426,188,789   $ 916,698,860   $ 628,177,740
                                                             ==============   =============   =============   =============
    End of period undistributed net investment income
     (distributions in excess of net investment
      income) .............................................. $  (18,600,877)  $   2,946,297   $   3,568,504   $  (1,207,716)

----------
1 Commencement of operations.

See accompanying notes to financial statements.

                                                                             121

                                 BlackRock Funds

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                   Net                           Net gain
                                  asset                         (loss) on
                                  value        Net             investments
                                beginning   investment       (both realized
                                of period   income/14/      and unrealized)/14/
                                ---------   ----------      -------------------
-------------------------
Enhanced Income Portfolio
-------------------------
BlackRock Class
9/30/05                         $   9.94    $     0.29/7/   $             (0.08)
3/04/04/1/ through 9/30/04         10.00          0.11/7/                 (0.05)
Institutional Class
9/30/05                         $   9.94    $     0.27/7/   $             (0.07)
3/19/04/1/ through 9/30/04         10.00          0.09/7/                 (0.05)
Service Class
9/30/05                         $   9.86    $     0.27/7/   $             (0.11)
3/19/04/1/ through 9/30/04         10.00          0.14/7/                 (0.08)
Investor A Class
9/30/05                         $   9.93    $     0.28/7/   $             (0.12)
3/19/04/1/ through 9/30/04         10.00          0.06/7/                 (0.07)

---------------------------
Low Duration Bond Portfolio
---------------------------
BlackRock Class
9/30/05                         $  10.09    $     0.32/7/   $             (0.17)
9/30/04                            10.23          0.23/7/                 (0.11)
9/30/03/16/                        10.25          0.30                     0.01
9/30/02/16/                        10.20          0.42                     0.13
9/30/01/16/                         9.81          0.57                     0.42
Institutional Class
9/30/05                         $  10.09    $     0.31/7/   $             (0.17)
9/30/04                            10.23          0.21/7/                 (0.11)
9/30/03/16/                        10.25          0.26                     0.03
9/30/02/16/                        10.21          0.41                     0.12
9/30/01/16/                         9.82          0.56                     0.41
Service Class
9/30/05                         $  10.09    $     0.28/7/   $             (0.16)
9/30/04                            10.23          0.19/7/                 (0.12)
9/30/03/16/                        10.25          0.24                     0.02
9/30/02/16/                        10.21          0.38                     0.12
9/30/01/16/                         9.82          0.53                     0.41
Investor A Class
9/30/05                         $  10.10    $     0.28/7/   $             (0.17)
9/30/04                            10.24          0.18/7/                 (0.12)
9/30/03/16/                        10.26          0.21                     0.04
9/30/02/16/                        10.21          0.36                     0.13
9/30/01/16/                         9.82          0.52                     0.41
Investor B Class
9/30/05                         $  10.09    $     0.21/7/   $             (0.17)
9/30/04                            10.23          0.10/7/                 (0.11)
9/30/03/16/                        10.25          0.15                     0.03
9/30/02/16/                        10.21          0.29                     0.12
9/30/01/16/                         9.82          0.44                     0.41
Investor C Class
9/30/05                         $  10.09    $     0.21/7/   $             (0.17)
9/30/04                            10.23          0.10/7/                 (0.11)
9/30/03/16/                        10.25          0.15                     0.03
9/30/02/16/                        10.21          0.30                     0.11
9/30/01/16/                         9.82          0.44                     0.41

                                                                                  Net
                                Distributions                   Distributions    asset
                                   from net     Distributions      from net      value
                                  investment         from          realized      end of
                                   income/6/       capital          gains        period
                                -------------   -------------   -------------   --------
-------------------------
Enhanced Income Portfolio
-------------------------
BlackRock Class
9/30/05                         $       (0.29)  $          --   $         --    $   9.86
3/04/04/1/ through 9/30/04              (0.12)             --             --        9.94
Institutional Class
9/30/05                         $       (0.28)  $          --   $         --    $   9.86
3/19/04/1/ through 9/30/04              (0.10)             --             --        9.94
Service Class
9/30/05                         $       (0.32)  $          --   $         --    $   9.70
3/19/04/1/ through 9/30/04              (0.20)             --             --        9.86
Investor A Class
9/30/05                         $       (0.24)  $          --   $         --    $   9.85
3/19/04/1/ through 9/30/04              (0.06)             --             --        9.93

---------------------------
Low Duration Bond Portfolio
---------------------------
BlackRock Class
9/30/05                         $       (0.32)  $          --   $         --    $   9.92
9/30/04                                 (0.21)             --          (0.04)      10.09
9/30/03/16/                             (0.32)             --          (0.01)      10.23
9/30/02/16/                             (0.45)             --          (0.05)      10.25
9/30/01/16/                             (0.60)             --             --       10.20
Institutional Class
9/30/05                         $       (0.30)  $          --   $         --    $   9.93
9/30/04                                 (0.20)          (0.01)         (0.04)      10.09
9/30/03/16/                             (0.30)             --          (0.01)      10.23
9/30/02/16/                             (0.44)             --          (0.05)      10.25
9/30/01/16/                             (0.58)             --             --       10.21
Service Class
9/30/05                         $       (0.28)  $          --   $         --    $   9.93
9/30/04                                 (0.17)          (0.01)         (0.04)      10.09
9/30/03/16/                             (0.27)             --          (0.01)      10.23
9/30/02/16/                             (0.41)             --          (0.05)      10.25
9/30/01/16/                             (0.55)             --             --       10.21
Investor A Class
9/30/05                         $       (0.28)  $          --   $         --    $   9.93
9/30/04                                 (0.16)             --          (0.04)      10.10
9/30/03/16/                             (0.26)             --          (0.01)      10.24
9/30/02/16/                             (0.39)             --          (0.05)      10.26
9/30/01/16/                             (0.54)             --             --       10.21
Investor B Class
9/30/05                         $       (0.20)  $          --   $         --    $   9.93
9/30/04                                 (0.09)          (0.01)         (0.04)      10.09
9/30/03/16/                             (0.19)             --          (0.01)      10.23
9/30/02/16/                             (0.32)             --          (0.05)      10.25
9/30/01/16/                             (0.46)             --             --       10.21
Investor C Class
9/30/05                         $       (0.20)  $          --   $         --    $   9.93
9/30/04                                 (0.09)          (0.01)         (0.04)      10.09
9/30/03/16/                             (0.19)             --          (0.01)      10.23
9/30/02/16/                             (0.32)             --          (0.05)      10.25
9/30/01/16/                             (0.46)             --             --       10.21

See accompanying notes to financial statements.

122

                                 BlackRock Funds

                                                                                                 Ratio of net
                                                                                                  expenses to
                                                             Net                                  average net
                                                           assets           Ratio of net            assets
                                                           end of           expenses to           (excluding
                                    Total                  period           average net            interest
                                   return                   (000)              assets               expense)
                               --------------          --------------      --------------       --------------

-------------------------
Enhanced Income Portfolio
-------------------------
BlackRock Class
9/30/05                                  2.15%         $       23,641                0.32%                0.30%
3/04/04/1/ through 9/30/04               0.58                  18,677                0.30/2,15/           0.30/2,15/
Institutional Class
9/30/05                                  2.05%         $       32,646                0.41%                0.40%
3/19/04/1/ through 9/30/04               0.40                  35,967                0.40/2,15/           0.40/2,15/
Service Class
9/30/05                                  1.66%         $           49                0.74%                0.71%
3/19/04/1/ through 9/30/04               0.61                      --                0.71/2/              0.71/2/
Investor A Class
9/30/05                                  1.62%/3/      $            2                0.74%                0.71%
3/19/04/1/ through 9/30/04              (0.12)/3/                  --                0.71/2/              0.71/2/

---------------------------
Low Duration Bond Portfolio
---------------------------
BlackRock Class
9/30/05                                  1.49%/8/      $      543,043                0.40%                0.40%
9/30/04                                  1.18                 772,355                0.40                 0.40
9/30/03/16/                              2.98                 625,363                0.40                 0.40
9/30/02/16/                              5.58                 281,844                0.40                 0.40
9/30/01/16/                             10.38                 114,205                0.99                 0.40
Institutional Class
9/30/05                                  1.43%/8/      $      378,712                0.55%                0.55%
9/30/04                                  1.03                 477,622                0.55                 0.55
9/30/03/16/                              2.82                 477,420                0.55                 0.55
9/30/02/16/                              5.32                 298,698                0.55                 0.55
9/30/01/16/                             10.21                 135,243                1.24                 0.55
Service Class
9/30/05                                  1.17%/8/      $      377,470                0.81%                0.81%
9/30/04                                  0.73                 345,733                0.84                 0.84
9/30/03/16/                              2.52                 248,426                0.85                 0.85
9/30/02/16/                              5.01                 120,857                0.85                 0.85
9/30/01/16/                              9.88                  42,909                1.41                 0.85
Investor A Class
9/30/05                                  1.07%/3,8/    $       75,652                0.81%                0.81%
9/30/04                                  0.69/3/               87,317                0.88                 0.88
9/30/03/16/                              2.47/3/              102,047                0.90                 0.90
9/30/02/16/                              4.93/3/               69,211                1.02                 1.02
9/30/01/16/                              9.70/3/               12,808                1.43                 1.00
Investor B Class
9/30/05                                  0.41%/4,8/    $       45,942                1.56%                1.56%
9/30/04                                 (0.06)/4/              66,253                1.63                 1.63
9/30/03/16/                              1.70/4/               83,937                1.65                 1.65
9/30/02/16/                              4.05/4/               53,087                1.77                 1.77
9/30/01/16/                              8.89/4/               20,485                2.28                 1.76
Investor C Class
9/30/05                                  0.41%/4,8/    $       72,085                1.57%                1.57%
9/30/04                                 (0.06)/4/             124,548                1.63                 1.63
9/30/03/16/                              1.70/4/              198,234                1.65                 1.65
9/30/02/16/                              4.05/4/              118,851                1.77                 1.77
9/30/01/16/                              8.89/4/                9,282                1.99                 1.72

                                                                                     Ratio of net
                               Ratio of total                                         investment
                                  expenses                                              income
                                 to average              Ratio of net                 to average
                                 net assets           investment income               net assets           Portfolio
                                 (excluding             to average net                (excluding            turnover
                                  waivers)                assets/14/                 waivers)/14/              rate
                               --------------         -----------------             --------------       --------------

-------------------------
Enhanced Income Portfolio
-------------------------
BlackRock Class
9/30/05                                  0.72%                     2.94%                      2.54%                 147%
3/04/04/1/ through 9/30/04               1.14/2,15/                1.87/2,15/                 1.03/2,15/            208
Institutional Class
9/30/05                                  0.83%                     2.74%                      2.32%                 147%
3/19/04/1/ through 9/30/04               1.26/2,15/                1.77/2,15/                 0.91/2,15/            208
Service Class
9/30/05                                  1.09%                     2.77%                      2.42%                 147%
3/19/04/1/ through 9/30/04               1.51/2/                   1.46/2/                    0.66/2/               208
Investor A Class
9/30/05                                  1.19%                     2.77%                      2.32%                 147%
3/19/04/1/ through 9/30/04               1.61/2/                   1.46/2/                    0.56/2/               208

---------------------------
Low Duration Bond Portfolio
---------------------------
BlackRock Class
9/30/05                                  0.68%                     3.22%                      2.94%                 127%
9/30/04                                  0.65                      2.25                       1.99                  216
9/30/03/16/                              0.67                      2.31                       2.04                  195
9/30/02/16/                              0.79                      3.86                       3.47                  195
9/30/01/16/                              1.28                      5.78                       5.48                  168
Institutional Class
9/30/05                                  0.80%                     3.07%                      2.82%                 127%
9/30/04                                  0.78                      2.09                       1.86                  216
9/30/03/16/                              0.80                      2.28                       2.03                  195
9/30/02/16/                              0.81                      3.76                       3.50                  195
9/30/01/16/                              1.52                      5.64                       5.36                  168
Service Class
9/30/05                                  1.05%                     2.82%                      2.58%                 127%
9/30/04                                  1.07                      1.83                       1.60                  216
9/30/03/16/                              1.10                      1.94                       1.69                  195
9/30/02/16/                              1.11                      3.40                       3.15                  195
9/30/01/16/                              1.68                      5.25                       4.97                  168
Investor A Class
9/30/05                                  1.15%                     2.81%                      2.47%                 127%
9/30/04                                  1.27                      1.74                       1.35                  216
9/30/03/16/                              1.20                      1.91                       1.61                  195
9/30/02/16/                              1.27                      3.18                       2.93                  195
9/30/01/16/                              1.70                      4.91                       4.64                  168
Investor B Class
9/30/05                                  1.81%                     2.06%                      1.81%                 127%
9/30/04                                  1.92                      1.00                       0.71                  216
9/30/03/16/                              1.95                      1.17                       0.87                  195
9/30/02/16/                              2.02                      2.48                       2.23                  195
9/30/01/16/                              2.55                      4.29                       4.02                  168
Investor C Class
9/30/05                                  1.81%                     2.06%                      1.82%                 127%
9/30/04                                  1.93                      0.98                       0.69                  216
9/30/03/16/                              1.95                      1.16                       0.86                  195
9/30/02/16/                              2.00                      2.30                       2.05                  195
9/30/01/16/                              2.26                      4.04                       3.77                  168

                                                                             123

                                 BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Continued)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            Net                           Net gain
                                           asset                         (loss) on
                                           value          Net           investments
                                         beginning   investment       (both realized
                                         of period   income/14/      and unrealized)/14/
                                         ---------   ----------      -------------------
--------------------------------------
Intermediate Government Bond Portfolio
--------------------------------------
Institutional Class
9/30/05                                  $   10.45   $     0.39/7/   $           (0.25)
9/30/04                                      10.63         0.38/7/               (0.17)
9/30/03/16/                                  10.82         0.48                  (0.15)
9/30/02/16/                                  10.55         0.55                   0.26
9/30/01/16/                                   9.91         0.61                   0.63
Service Class
9/30/05                                  $   10.44   $     0.36/7/   $           (0.25)
9/30/04                                      10.62         0.35/7/               (0.17)
9/30/03/16/                                  10.81         0.45                  (0.16)
9/30/02/16/                                  10.55         0.52                   0.25
9/30/01/16/                                   9.91         0.58                   0.63
Investor A Class
9/30/05                                  $   10.47   $     0.35/7/   $           (0.24)
9/30/04                                      10.65         0.33/7/               (0.17)
9/30/03/16/                                  10.84         0.44                  (0.16)
9/30/02/16/                                  10.57         0.51                   0.25
9/30/01/16/                                   9.91         0.56                   0.65
Investor B Class
9/30/05                                  $   10.45   $     0.27/7/   $           (0.24)
9/30/04                                      10.62         0.25/7/               (0.16)
9/30/03/16/                                  10.82         0.34                  (0.15)
9/30/02/16/                                  10.55         0.43                   0.25
9/30/01/16/                                   9.91         0.49                   0.63
Investor C Class
9/30/05                                  $   10.46   $     0.27/7/   $           (0.24)
9/30/04                                      10.63         0.26/7/               (0.17)
9/30/03/16/                                  10.83         0.34                  (0.15)
9/30/02/16/                                  10.55         0.42                   0.27
9/30/01/16/                                   9.91         0.49                   0.63

---------------------------
Intermediate Bond Portfolio
---------------------------
BlackRock Class
9/30/05                                  $    9.57   $     0.35/7/   $           (0.20)
9/30/04                                       9.89         0.35/7/               (0.09)
9/30/03/16/                                   9.81         0.49                   0.13
9/30/02/16/                                   9.72         0.55                   0.18
9/30/01/16/                                   9.13         0.57                   0.61
Institutional Class
9/30/05                                  $    9.57   $     0.34/7/   $           (0.20)
9/30/04                                       9.89         0.34/7/               (0.10)
9/30/03/16/                                   9.81         0.47                   0.14
9/30/02/16/                                   9.71         0.54                   0.19
9/30/01/16/                                   9.13         0.57                   0.59
Service Class
9/30/05                                  $    9.57   $     0.31/7/   $           (0.19)
9/30/04                                       9.89         0.31/7/               (0.10)
9/30/03/16/                                   9.81         0.44                   0.14
9/30/02/16/                                   9.71         0.52                   0.18
9/30/01/16/                                   9.13         0.53                   0.60

                                                                                                    Net
                                            Distributions                    Distributions         asset
                                               from net     Distributions      from net            value
                                              investment         from          realized           end of
                                               income/6/       capital          gains             period
                                           -------------    -------------    -------------    -------------
--------------------------------------
Intermediate Government Bond Portfolio
--------------------------------------
Institutional Class
9/30/05                                    $       (0.26)   $       (0.08)   $       (0.05)   $       10.20
9/30/04                                            (0.39)              --               --            10.45
9/30/03/16/                                        (0.52)              --               --            10.63
9/30/02/16/                                        (0.54)              --               --            10.82
9/30/01/16/                                        (0.60)              --               --            10.55
Service Class
9/30/05                                    $       (0.24)   $       (0.07)   $       (0.05)   $       10.19
9/30/04                                            (0.36)              --               --            10.44
9/30/03/16/                                        (0.48)              --               --            10.62
9/30/02/16/                                        (0.51)              --               --            10.81
9/30/01/16/                                        (0.57)              --               --            10.55
Investor A Class
9/30/05                                    $       (0.23)   $       (0.07)   $       (0.05)   $       10.23
9/30/04                                            (0.34)              --               --            10.47
9/30/03/16/                                        (0.47)              --               --            10.65
9/30/02/16/                                        (0.49)              --               --            10.84
9/30/01/16/                                        (0.55)              --               --            10.57
Investor B Class
9/30/05                                    $       (0.18)   $       (0.05)   $       (0.05)   $       10.20
9/30/04                                            (0.26)              --               --            10.45
9/30/03/16/                                        (0.39)              --               --            10.62
9/30/02/16/                                        (0.41)              --               --            10.82
9/30/01/16/                                        (0.48)              --               --            10.55
Investor C Class
9/30/05                                    $       (0.18)   $       (0.05)   $       (0.05)   $       10.21
9/30/04                                            (0.26)              --               --            10.46
9/30/03/16/                                        (0.39)              --               --            10.63
9/30/02/16/                                        (0.41)              --               --            10.83
9/30/01/16/                                        (0.48)              --               --            10.55

----------------------------
Intermediate Bond Portfolio
----------------------------
BlackRock Class
9/30/05                                    $       (0.32)   $          --    $       (0.08)   $        9.32
9/30/04                                            (0.36)              --            (0.22)            9.57
9/30/03/16/                                        (0.52)              --            (0.02)            9.89
9/30/02/16/                                        (0.54)              --            (0.10)            9.81
9/30/01/16/                                        (0.59)              --               --             9.72
Institutional Class
9/30/05                                    $       (0.31)   $          --    $       (0.08)   $        9.32
9/30/04                                            (0.34)              --            (0.22)            9.57
9/30/03/16/                                        (0.51)              --            (0.02)            9.89
9/30/02/16/                                        (0.53)              --            (0.10)            9.81
9/30/01/16/                                        (0.58)              --               --             9.71
Service Class
9/30/05                                    $       (0.28)   $          --    $       (0.08)   $        9.33
9/30/04                                            (0.31)              --            (0.22)            9.57
9/30/03/16/                                        (0.48)              --            (0.02)            9.89
9/30/02/16/                                        (0.50)              --            (0.10)            9.81
9/30/01/16/                                        (0.55)              --               --             9.71

See accompanying notes to financial statements.

124

                                 BlackRock Funds

                                                                                                              Ratio of net
                                                                          Net                                 expenses to
                                                                        assets          Ratio of net          average net
                                                                        end of           expenses to            assets
                                                  Total                 period           average net          (excluding
                                                  return                 (000)             assets          interest expense)
                                            ----------------       -----------------   ---------------     -----------------
--------------------------------------
Intermediate Government Bond Portfolio
--------------------------------------
Institutional Class
9/30/05                                                 1.38%      $         214,980              0.60%                 0.60%
9/30/04                                                 2.01                 236,212              0.60                  0.60
9/30/03/16/                                             3.09                 230,609              0.60                  0.60
9/30/02/16/                                             7.97                 281,983              0.60                  0.60
9/30/01/16/                                            12.90                 309,383              1.33                  0.60
Service Class
9/30/05                                                 1.08%      $             842              0.90%                 0.90%
9/30/04                                                 1.71                   1,235              0.86                  0.86
9/30/03/16/                                             2.79                   1,447              0.90                  0.90
9/30/02/16/                                             7.56                   2,007              0.91                  0.90
9/30/01/16/                                            12.56                  32,336              1.56                  0.90
Investor A Class
9/30/05                                                 1.07%/3/   $         345,132              0.99%                 0.99%
9/30/04                                                 1.54/3/               43,500              1.05                  1.05
9/30/03/16/                                             2.60/3/               54,693              1.07                  1.07
9/30/02/16/                                             7.46/3/               52,507              1.08                  1.07
9/30/01/16/                                            12.58/3/               14,033              1.64                  1.04
Investor B Class
9/30/05                                                 0.22%/4/   $          75,182              1.75%                 1.75%
9/30/04                                                 0.88/4/               10,533              1.80                  1.80
9/30/03/16/                                             1.75/4/               12,312              1.82                  1.82
9/30/02/16/                                             6.68/4/                8,197              1.81                  1.81
9/30/01/16/                                            11.55/4/                3,518              2.34                  1.81
Investor C Class
9/30/05                                                 0.22%/4/   $          20,154              1.75%                 1.75%
9/30/04                                                 0.88/4/               14,194              1.80                  1.80
9/30/03/16/                                             1.75/4/               18,028              1.82                  1.82
9/30/02/16/                                             6.77/4/                7,389              1.81                  1.81
9/30/01/16/                                            11.55/4/                1,677              2.24                  1.77

----------------------------
Intermediate Bond Portfolio
----------------------------
BlackRock Class
9/30/05                                                 1.61%      $         435,529              0.45%                 0.45%
9/30/04                                                 2.72                 444,821              0.45                  0.45
9/30/03/16/                                             6.56                 392,112              0.45                  0.45
9/30/02/16/                                             7.87                 371,857              0.48                  0.45
9/30/01/16/                                            13.39                 524,046              0.70                  0.45
Institutional Class
9/30/05                                                 1.46%      $         316,522              0.60%                 0.60%
9/30/04                                                 2.57                 332,460              0.60                  0.60
9/30/03/16/                                             6.40                 371,079              0.61                  0.60
9/30/02/16/                                             7.82                 378,616              0.63                  0.60
9/30/01/16/                                            13.11                 502,749              0.95                  0.60
Service Class
9/30/05                                                 1.30%      $          94,557              0.86%                 0.86%
9/30/04                                                 2.26                  84,013              0.89                  0.89
9/30/03/16/                                             6.08                  56,632              0.89                  0.89
9/30/02/16/                                             7.50                  35,198              0.94                  0.90
9/30/01/16/                                            12.77                  35,351              1.21                  0.90

                                                                                       Ratio of net
                                            Ratio of total                             investment
                                               expenses                                  income
                                              to average           Ratio of net        to average
                                              net assets        investment income       net assets           Portfolio
                                              (excluding          to average net        (excluding            turnover
                                               waivers)             assets/14/         waivers)/14/             rate
                                            --------------      -----------------     --------------       --------------
--------------------------------------
Intermediate Government Bond Portfolio
--------------------------------------
Institutional Class
9/30/05                                               0.89%                  3.78%              3.49%                 194%
9/30/04                                               0.84                   3.62               3.38                  200
9/30/03/16/                                           0.85                   4.51               4.26                  143
9/30/02/16/                                           0.83                   5.38               5.16                  183
9/30/01/16/                                           1.54                   5.98               5.76                  157
Service Class
9/30/05                                               1.14%                  3.48%              3.24%                 194%
9/30/04                                               1.08                   3.38               3.16                  200
9/30/03/16/                                           1.15                   4.22               3.97                  143
9/30/02/16/                                           1.12                   5.34               5.12                  183
9/30/01/16/                                           1.78                   5.66               5.44                  157
Investor A Class
9/30/05                                               1.25%                  3.43%              3.17%                 194%
9/30/04                                               1.33                   3.17               2.89                  200
9/30/03/16/                                           1.32                   3.99               3.75                  143
9/30/02/16/                                           1.30                   4.83               4.61                  183
9/30/01/16/                                           1.85                   5.30               5.09                  157
Investor B Class
9/30/05                                               1.90%                  2.69%              2.54%                 194%
9/30/04                                               1.98                   2.43               2.25                  200
9/30/03/16/                                           2.06                   3.22               2.97                  143
9/30/02/16/                                           2.04                   4.00               3.78                  183
9/30/01/16/                                           2.56                   4.68               4.47                  157
Investor C Class
9/30/05                                               1.90%                  2.66%              2.51%                 194%
9/30/04                                               1.98                   2.45               2.27                  200
9/30/03/16/                                           2.06                   3.13               2.89                  143
9/30/02/16/                                           2.03                   3.93               3.71                  183
9/30/01/16/                                           2.45                   4.58               4.37                  157

---------------------------
Intermediate Bond Portfolio
---------------------------
BlackRock Class
9/30/05                                               0.70%                  3.75%              3.50%                 194%
9/30/04                                               0.69                   3.67               3.43                  216
9/30/03/16/                                           0.69                   4.92               4.68                  220
9/30/02/16/                                           0.81                   5.80               5.48                  239
9/30/01/16/                                           0.92                   6.08               5.86                  250
Institutional Class
9/30/05                                               0.83%                  3.60%              3.37%                 194%
9/30/04                                               0.81                   3.53               3.32                  216
9/30/03/16/                                           0.84                   4.81               4.59                  220
9/30/02/16/                                           0.84                   5.66               5.45                  239
9/30/01/16/                                           1.16                   6.03               5.83                  250
Service Class
9/30/05                                               1.08%                  3.34%              3.12%                 194%
9/30/04                                               1.10                   3.23               3.02                  216
9/30/03/16/                                           1.11                   4.44               4.22                  220
9/30/02/16/                                           1.15                   5.36               5.15                  239
9/30/01/16/                                           1.41                   5.70               5.49                  250

                                                                             125

                                BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Continued)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Net                                  Net gain
                                             asset                                (loss) on
                                             value             Net               investments
                                           beginning       investment           (both realized
                                           of period        income/14/         and unrealized)/14/
                                          -----------     ------------        --------------------
---------------------------------------
Intermediate Bond Portfolio (Continued)
---------------------------------------
Investor A Class
9/30/05                                   $     9.57      $     0.32/7/       $              (0.20)
9/30/04                                         9.88            0.31/7/                      (0.09)
9/30/03/16/                                     9.81            0.43                          0.14
9/30/02/16/                                     9.71            0.49                          0.19
9/30/01/16/                                     9.12            0.52                          0.61
Investor B Class
9/30/05                                   $     9.57      $     0.24/7/       $              (0.20)
9/30/04                                         9.89            0.23/7/                      (0.09)
9/30/03/16/                                     9.81            0.36                          0.14
9/30/02/16/                                     9.72            0.43                          0.17
9/30/01/16/                                     9.13            0.45                          0.61
Investor C Class
9/30/05                                   $     9.57      $     0.25/7/       $              (0.20)
9/30/04                                         9.89            0.23/7/                      (0.09)
9/30/03/16/                                     9.82            0.35                          0.14
9/30/02/16/                                     9.72            0.42                          0.19
9/30/01/16/                                     9.14            0.45                          0.60

--------------------------------
Intermediate PLUS Bond Portfolio
--------------------------------
BlackRock Class
9/30/05                                   $    10.01      $     0.37/7/       $              (0.17)
8/18/04/1/ through 9/30/04                     10.00            0.10/7/                      (0.04)
Institutional Class
9/30/05                                   $    10.06      $     0.31/7/       $              (0.13)
8/18/04/1/ through 9/30/04                     10.00            0.06/7/                         --
Service Class
9/30/05/10/                               $    10.04      $     0.33/7/       $              (0.17)
8/18/04/1/ through 9/30/04                     10.00            0.01/7/                       0.03
Investor A Class
9/30/05                                   $    10.06      $     0.33/7/       $              (0.17)
8/18/04/1/ through 9/30/04                     10.00            0.06/7/                         --
Investor B Class
9/30/05                                   $    10.06      $     0.23/7/       $              (0.15)
8/18/04/1/ through 9/30/04                     10.00            0.06/7/                         --
Investor C Class
9/30/05                                   $    10.06      $     0.19/7/       $              (0.11)
8/18/04/1/ through 9/30/04                     10.00            0.06/7/                         --

--------------------------------
Core Bond Total Return Portfolio
--------------------------------
BlackRock Class
9/30/05                                   $     9.76      $     0.40/7/       $              (0.11)
9/30/04                                        10.03            0.40/7/                      (0.06)
9/30/03/16/                                    10.02            0.45                          0.16
9/30/02/16/                                     9.98            0.54                          0.20
9/30/01/16/                                     9.36            0.58                          0.62
Institutional Class
9/30/05                                   $     9.74      $     0.39/7/       $              (0.12)
9/30/04                                        10.01            0.39/7/                      (0.04)
9/30/03/16/                                    10.00            0.44                          0.16
9/30/02/16/                                     9.98            0.53                          0.18
9/30/01/16/                                     9.36            0.57                          0.62

                                                                                        Net
                                            Distributions        Distributions         asset
                                              from net             from net            value
                                             investment            realized           end of
                                              income/6/              gains            period
                                          ----------------      ---------------     -----------
---------------------------------------
Intermediate Bond Portfolio (Continued)
---------------------------------------
Investor A Class
9/30/05                                   $          (0.29)     $         (0.08)    $      9.32
9/30/04                                              (0.31)               (0.22)           9.57
9/30/03/16/                                          (0.48)               (0.02)           9.88
9/30/02/16/                                          (0.48)               (0.10)           9.81
9/30/01/16/                                          (0.54)                  --            9.71
Investor B Class
9/30/05                                   $          (0.21)     $         (0.08)    $      9.32
9/30/04                                              (0.24)               (0.22)           9.57
9/30/03/16/                                          (0.40)               (0.02)           9.89
9/30/02/16/                                          (0.41)               (0.10)           9.81
9/30/01/16/                                          (0.47)                  --            9.72
Investor C Class
9/30/05                                   $          (0.21)     $         (0.08)    $      9.33
9/30/04                                              (0.24)               (0.22)           9.57
9/30/03/16/                                          (0.40)               (0.02)           9.89
9/30/02/16/                                          (0.41)               (0.10)           9.82
9/30/01/16/                                          (0.47)                  --            9.72

--------------------------------
Intermediate PLUS Bond Portfolio
--------------------------------
BlackRock Class
9/30/05                                   $          (0.38)     $         (0.01)    $      9.82
8/18/04/1/ through 9/30/04                           (0.05)                  --           10.01
Institutional Class
9/30/05                                   $          (0.06)     $         (0.01)    $     10.17
8/18/04/1/ through 9/30/04                              --                   --           10.06
Service Class
9/30/05/10/                               $             --      $         (0.01)    $     10.19
8/18/04/1/ through 9/30/04                              --                   --           10.04
Investor A Class
9/30/05                                   $          (0.19)     $         (0.01)    $     10.02
8/18/04/1/ through 9/30/04                              --                   --           10.06
Investor B Class
9/30/05                                   $          (0.12)     $         (0.01)    $     10.01
8/18/04/1/ through 9/30/04                              --                   --           10.06
Investor C Class
9/30/05                                   $             --      $         (0.01)    $     10.13
8/18/04/1/ through 9/30/04                              --                   --           10.06

--------------------------------
Core Bond Total Return Portfolio
--------------------------------
BlackRock Class
9/30/05                                   $          (0.39)     $         (0.02)    $      9.64
9/30/04                                              (0.36)               (0.25)           9.76
9/30/03/16/                                          (0.55)               (0.05)          10.03
9/30/02/16/                                          (0.58)               (0.12)          10.02
9/30/01/16/                                          (0.58)                  --            9.98
Institutional Class
9/30/05                                   $          (0.37)     $         (0.02)    $      9.62
9/30/04                                              (0.37)               (0.25)           9.74
9/30/03/16/                                          (0.54)               (0.05)          10.01
9/30/02/16/                                          (0.57)               (0.12)          10.00
9/30/01/16/                                          (0.57)                  --            9.98

See accompanying notes to financial statements.

126

                                 BlackRock Funds

                                                                                                   Ratio of net
                                                                                                   expenses to
                                                                Net                                average net
                                                               assets         Ratio of net           assets
                                                               end of          expenses to         (excluding
                                             Total             period          average net          interest
                                            return              (000)            assets             expense)
                                         -----------        -------------    --------------      --------------
---------------------------------------
Intermediate Bond Portfolio (Continued)
---------------------------------------
Investor A Class
9/30/05                                         1.20%/3/      $    31,272               0.86%               0.86%
9/30/04                                         2.33/3/            33,977               0.93                0.93
9/30/03/16/                                     5.92/3/            38,547               0.94                0.94
9/30/02/16/                                     7.32/3/            26,805               1.12                1.07
9/30/01/16/                                    12.58/3/             7,106               1.33                1.06
Investor B Class
9/30/05                                         0.44%/4/      $    10,594               1.61%               1.61%
9/30/04                                         1.46/4/            14,106               1.68                1.68
9/30/03/16/                                     5.24/4/            12,850               1.69                1.69
9/30/02/16/                                     6.41/4/             6,291               1.86                1.81
9/30/01/16/                                    11.87/4/             2,933               2.05                1.80
Investor C Class
9/30/05                                         0.54%/4/      $     9,204               1.61%               1.61%
9/30/04                                         1.46/4/            14,334               1.67                1.67
9/30/03/16/                                     5.13/4/            13,046               1.68                1.68
9/30/02/16/                                     6.52/4/             3,950               1.85                1.80
9/30/01/16/                                    11.74/4/               885               2.11                1.81

--------------------------------
Intermediate PLUS Bond Portfolio
--------------------------------
BlackRock Class
9/30/05                                         1.98%         $    30,133               0.40%               0.40%
8/18/04/1/ through 9/30/04                      0.57               25,918               0.40/2,15/          0.40/2,15/
Institutional Class
9/30/05                                         1.78%         $       826               0.55%               0.55%
8/18/04/1/ through 9/30/04                      0.60                   --               0.55/2/             0.55/2/
Service Class
9/30/05/10/                                     1.58%         $        --               0.80%               0.80%
8/18/04/1/ through 9/30/04                      0.40                   --               0.81/2/             0.81/2/
Investor A Class
9/30/05                                         1.60%/3/      $        20               0.80%               0.80%
8/18/04/1/ through 9/30/04                      0.60/3/                --               0.81/2/             0.81/2/
Investor B Class
9/30/05                                         0.81%/4/      $         2               1.55%               1.55%
8/18/04/1/ through 9/30/04                      0.60/4/                --               1.56/2/             1.56/2/
Investor C Class
9/30/05                                         0.78%/4/      $        --               1.55%               1.55%
8/18/04/1/ through 9/30/04                      0.60/4/                --               1.56/2/             1.56/2/

--------------------------------
Core Bond Total Return Portfolio
--------------------------------
BlackRock Class
9/30/05                                         2.96%         $  1,543,861              0.40%               0.40%
9/30/04                                         3.83             1,400,826              0.40                0.40
9/30/03/16/                                     6.33             1,035,461              0.40                0.40
9/30/02/16/                                     7.74               763,736              0.46                0.40
9/30/01/16/                                    13.21               530,153              0.47                0.40
Institutional Class
9/30/05                                         2.81%         $    614,700              0.55%               0.55%
9/30/04                                         3.68               697,687              0.55                0.55
9/30/03/16/                                     6.19               907,864              0.55                0.55
9/30/02/16/                                     7.36               918,935              0.60                0.55
9/30/01/16/                                    13.04             1,088,073              0.63                0.55

                                                                                           Ratio of net
                                              Ratio of total                                investment
                                                 expenses              Ratio of net           income
                                                to average              investment          to average
                                                net assets                income            net assets           Portfolio
                                                (excluding            to average net        (excluding           turnover
                                                 waivers)               assets/14/         waivers)/14/            rate
                                             ----------------        ----------------    ---------------        ----------
---------------------------------------
Intermediate Bond Portfolio (Continued)
---------------------------------------
Investor A Class
9/30/05                                                  1.18%                   3.34%              3.02%              194%
9/30/04                                                  1.29                    3.20               2.83               216
9/30/03/16/                                              1.21                    4.46               4.19               220
9/30/02/16/                                              1.33                    5.22               5.01               239
9/30/01/16/                                              1.54                    5.44               5.24               250
Investor B Class
9/30/05                                                  1.83%                   2.59%              2.37%              194%
9/30/04                                                  1.94                    2.45               2.18               216
9/30/03/16/                                              1.96                    3.67               3.40               220
9/30/02/16/                                              2.07                    4.45               4.24               239
9/30/01/16/                                              2.25                    4.67               4.47               250
Investor C Class
9/30/05                                                  1.83%                   2.59%              2.37%              194%
9/30/04                                                  1.93                    2.45               2.18               216
9/30/03/16/                                              1.95                    3.51               3.25               220
9/30/02/16/                                              2.06                    4.37               4.16               239
9/30/01/16/                                              2.31                    4.74               4.54               250

--------------------------------
Intermediate PLUS Bond Portfolio
--------------------------------
BlackRock Class
9/30/05                                                  1.04%                   3.72%              3.08%              217%
8/18/04/1/ through 9/30/04                               3.40/2,15/              3.91/2,15/         0.91/2,15/         114
Institutional Class
9/30/05                                                  1.18%                   3.63%              3.00%              217%
8/18/04/1/ through 9/30/04                               3.52/2/                 3.76/2/            0.79/2/            114
Service Class
9/30/05/10/                                              1.42%                   3.37%              2.75%              217%
8/18/04/1/ through 9/30/04                               3.77/2/                 3.50/2/            0.54/2/            114
Investor A Class
9/30/05                                                  1.52%                   3.37%              2.65%              217%
8/18/04/1/ through 9/30/04                               3.87/2/                 3.50/2/            0.44/2/            114
Investor B Class
9/30/05                                                  2.17%                   2.62%              2.00%              217%
8/18/04/1/ through 9/30/04                               4.52/2/                 2.75/2/           (0.21)/2/           114
Investor C Class
9/30/05                                                  2.17%                   2.62%              2.00%              217%
8/18/04/1/ through 9/30/04                               4.52/2/                 2.75/2/           (0.21)/2/           114

--------------------------------
Core Bond Total Return Portfolio
--------------------------------
BlackRock Class
9/30/05                                                  0.64%                   4.13%              3.89%              351%
9/30/04                                                  0.63                    4.13               3.89               360
9/30/03/16/                                              0.65                    4.52               4.28               659/9/
9/30/02/16/                                              0.79                    5.48               5.14               359
9/30/01/16/                                              0.72                    6.04               5.80               304
Institutional Class
9/30/05                                                  0.77%                   4.00%              3.78%              351%
9/30/04                                                  0.76                    3.97               3.76               360
9/30/03/16/                                              0.78                    4.44               4.21               659/9/
9/30/02/16/                                              0.82                    5.36               5.14               359
9/30/01/16/                                              0.85                    5.91               5.68               304

                                                                             127

                                 BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Continued)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                   Net                                     Net gain
                                                  asset               Net                 (loss) on
                                                  value           investment             investments
                                                beginning           income              (both realized
                                                of period          (loss)/14/          and unrealized)/14/
                                              ------------       ------------         -------------------
--------------------------------------------
Core Bond Total Return Portfolio (Continued)
--------------------------------------------
Service Class
9/30/05                                        $      9.74       $       0.36/7/      $            (0.11)
9/30/04                                              10.01               0.36/7/                   (0.04)
9/30/03/16/                                           9.99               0.42                       0.16
9/30/02/16/                                           9.98               0.52                       0.15
9/30/01/16/                                           9.36               0.54                       0.62
Investor A Class
9/30/05                                        $      9.75       $       0.36/7/      $            (0.11)
9/30/04                                              10.01               0.35/7/                   (0.02)
9/30/03/16/                                          10.00               0.40                       0.16
9/30/02/16/                                           9.99               0.47                       0.18
9/30/01/16/                                           9.36               0.53                       0.62
Investor B Class
9/30/05                                        $      9.75       $       0.29/7/      $            (0.13)
9/30/04                                              10.01               0.28/7/                   (0.02)
9/30/03/16/                                          10.00               0.33                       0.16
9/30/02/16/                                           9.98               0.41                       0.18
9/30/01/16/                                           9.35               0.46                       0.62
Investor C Class
9/30/05                                        $      9.75       $       0.29/7/      $            (0.12)
9/30/04                                              10.02               0.28/7/                   (0.03)
9/30/03/16/                                          10.01               0.33                       0.16
9/30/02/16/                                           9.99               0.42                       0.17
9/30/01/16/                                           9.35               0.46                       0.63

--------------------------------
Core PLUS Total Return Portfolio
--------------------------------
BlackRock Class
9/30/05                                        $     10.34       $       0.41/7/      $            (0.08)
9/30/04                                              10.46               0.38/7/                   (0.01)
9/30/03/16/                                          10.31               0.42                       0.29
12/07/01/1,16/ through 9/30/02                       10.00               0.40                       0.32
Institutional Class
9/30/05                                        $     10.28       $       0.47/7/      $            (0.16)
9/30/04                                              10.46               0.28/7/                    0.02
9/30/03/16/                                          10.31               0.40                       0.29
12/07/01/1,16/ through 9/30/02                       10.00               0.24                       0.47
Service Class
9/30/05                                        $     10.40       $       0.38/7/      $            (0.09)
9/30/04                                              10.46               0.38/7/                    0.01
9/30/03/16/                                          10.31               0.37                       0.29
12/07/01/1,16/ through 9/30/02                       10.00               0.23                       0.48
Investor A Class
9/30/05                                        $     10.35       $       0.36/7/      $            (0.07)
9/30/04                                              10.46               0.33/7/                      --
9/30/03/16/                                          10.31               0.37                       0.29
12/07/01/1,16/ through 9/30/02                       10.00               0.08                       0.59
Investor B Class
9/30/05                                        $     10.34       $       0.29/7/      $            (0.08)
9/30/04                                              10.46               0.25/7/                      --
9/30/03/16/                                          10.31               0.29                       0.29
12/07/01/1,16/ through 9/30/02                       10.00               0.43                       0.21

                                                                                         Net
                                               Distributions      Distributions         asset
                                                 from net           from net            value
                                                investment          realized           end of
                                                 income/6/            gains            period
                                              ---------------    ---------------    -----------
--------------------------------------------
Core Bond Total Return Portfolio (Continued)
--------------------------------------------
Service Class
9/30/05                                       $         (0.35)   $         (0.02)   $      9.62
9/30/04                                                 (0.34)             (0.25)          9.74
9/30/03/16/                                             (0.51)             (0.05)         10.01
9/30/02/16/                                             (0.54)             (0.12)          9.99
9/30/01/16/                                             (0.54)                --           9.98
Investor A Class
9/30/05                                       $         (0.35)   $         (0.02)   $      9.63
9/30/04                                                 (0.34)             (0.25)          9.75
9/30/03/16/                                             (0.50)             (0.05)         10.01
9/30/02/16/                                             (0.52)             (0.12)         10.00
9/30/01/16/                                             (0.52)                --           9.99
Investor B Class
9/30/05                                       $         (0.27)   $         (0.02)   $      9.62
9/30/04                                                 (0.27)             (0.25)          9.75
9/30/03/16/                                             (0.43)             (0.05)         10.01
9/30/02/16/                                             (0.45)             (0.12)         10.00
9/30/01/16/                                             (0.45)                --           9.98
Investor C Class
9/30/05                                       $         (0.27)   $         (0.02)   $      9.63
9/30/04                                                 (0.27)             (0.25)          9.75
9/30/03/16/                                             (0.43)             (0.05)         10.02
9/30/02/16/                                             (0.45)             (0.12)         10.01
9/30/01/16/                                             (0.45)                --           9.99

--------------------------------
Core PLUS Total Return Portfolio
--------------------------------
BlackRock Class
9/30/05                                       $         (0.40)   $            --    $     10.27
9/30/04                                                 (0.36)             (0.13)         10.34
9/30/03/16/                                             (0.50)             (0.06)         10.46
12/07/01/1,16/ through 9/30/02                          (0.41)                --          10.31
Institutional Class
9/30/05                                       $         (0.38)   $            --    $     10.21
9/30/04                                                 (0.35)             (0.13)         10.28
9/30/03/16/                                             (0.48)             (0.06)         10.46
12/07/01/1,16/ through 9/30/02                          (0.40)                --          10.31
Service Class
9/30/05                                       $         (0.36)   $            --    $     10.33
9/30/04                                                 (0.32)             (0.13)         10.40
9/30/03/16/                                             (0.45)             (0.06)         10.46
12/07/01/1,16/ through 9/30/02                          (0.40)                --          10.31
Investor A Class
9/30/05                                       $         (0.36)   $            --    $     10.28
9/30/04                                                 (0.31)             (0.13)         10.35
9/30/03/16/                                             (0.45)             (0.06)         10.46
12/07/01/1,16/ through 9/30/02                          (0.36)                --          10.31
Investor B Class
9/30/05                                       $         (0.28)   $            --    $     10.27
9/30/04                                                 (0.24)             (0.13)         10.34
9/30/03/16/                                             (0.37)             (0.06)         10.46
12/07/01/1,16/ through 9/30/02                          (0.33)                --          10.31

See accompanying notes to financial statements.

128

                                 BlackRock Funds

                                                                                                    Ratio of net
                                                                   Net                               expenses to
                                                                  assets       Ratio of net          average net
                                                                  end of        expenses to            assets
                                                   Total          period        average net          (excluding
                                                  return           (000)          assets          interest expense)
                                                ----------    ------------   --------------      -------------------
--------------------------------------------
Core Bond Total Return Portfolio (Continued)
--------------------------------------------
Service Class
9/30/05                                            2.54%      $    158,200             0.81%                    0.81%
9/30/04                                            3.38            152,085             0.84                     0.84
9/30/03/16/                                        5.98            139,499             0.85                     0.85
9/30/02/16/                                        6.94            115,774             0.91                     0.85
9/30/01/16/                                       12.71            112,748             0.91                     0.85
Investor A Class
9/30/05                                            2.54%/3/   $    214,196             0.81%                     0.81%
9/30/04                                            3.44/3/         132,561             0.88                     0.88
9/30/03/16/                                        5.81/3/         113,190             0.90                     0.90
9/30/02/16/                                        6.75/3/          90,460             1.08                     1.02
9/30/01/16/                                       12.63/3/          22,123             1.07                     1.02
Investor B Class
9/30/05                                            1.67%/4/   $     49,389             1.56%                    1.56%
9/30/04                                            2.66/4/          56,758             1.63                     1.63
9/30/03/16/                                        5.03/4/          70,550             1.65                     1.65
9/30/02/16/                                        6.06/4/          56,047             1.83                     1.76
9/30/01/16/                                       11.69/4/          36,314             1.81                     1.75
Investor C Class
9/30/05                                            1.77%/4/   $     73,954             1.56%                    1.56%
9/30/04                                            2.56/4/          85,717             1.62                     1.62
9/30/03/16/                                        5.02/4/          81,478             1.65                     1.65
9/30/02/16/                                        6.06/4/          47,326             1.82                     1.76
9/30/01/16/                                       11.80/4/          21,678             1.79                     1.75

--------------------------------
Core PLUS Total Return Portfolio
--------------------------------
BlackRock Class
9/30/05                                            3.21%      $    326,033             0.40%                    0.40%
9/30/04                                            3.65            285,096             0.40                     0.40
9/30/03/16/                                        7.00            224,248             0.40                     0.40
12/07/01/1,16/ through 9/30/02                     7.37             95,503             0.32/2/                  0.32/2/
Institutional Class
9/30/05                                            3.08%      $         --             0.55%                    0.55%
9/30/04                                            2.91                 --             0.55                     0.55
9/30/03/16/                                        6.84                 --             0.55                     0.55
12/07/01/1,16/ through 9/30/02                     7.21                 --             0.52/2/                  0.52/2/
Service Class
9/30/05                                            2.77%      $         --             0.80%                    0.80%
9/30/04                                            3.78                 29             0.78                     0.78
9/30/03/16/                                        6.53                 --             0.85                     0.85
12/07/01/1,16/ through 9/30/02                     7.22                 --             0.82/2/                  0.82/2/
Investor A Class
9/30/05                                            2.79%/3/   $         88             0.80%                    0.80%
9/30/04                                            3.25/3/               9             0.86                     0.86
9/30/03/16/                                        6.47/3/               8             0.90                     0.90
12/07/01/1,16/ through 9/30/02                     6.88/3/               2             0.99/2/                  0.99/2/
Investor B Class
9/30/05                                            2.02%/4/    $       137             1.56%                    1.56%
9/30/04                                            2.38/4/             103             1.63                     1.63
9/30/03/16/                                        5.68/4/              80             1.65                     1.65
12/07/01/1,16/ through 9/30/02                     6.46/4/              --             1.74/2/                  1.74/2/

                                                                                          Ratio of net
                                                  Ratio of total                           investment
                                                     expenses          Ratio of net         income
                                                    to average          investment        to average
                                                    net assets            income          net assets            Portfolio
                                                    (excluding        to average net      (excluding            turnover
                                                     waivers)            assets/14/         waivers)/14/          rate
                                                 ---------------     ----------------    ----------------      ----------
--------------------------------------------
Core Bond Total Return Portfolio (Continued)
--------------------------------------------
Service Class
9/30/05                                                     1.03%                3.73%               3.51%            351%
9/30/04                                                     1.05                 3.69                3.48             360
9/30/03/16/                                                 1.08                 4.09                3.86             659/9/
9/30/02/16/                                                 1.13                 5.07                4.85             359
9/30/01/16/                                                 1.13                 5.56                5.34             304
Investor A Class
9/30/05                                                     1.13%                3.72%               3.40%            351%
9/30/04                                                     1.23                 3.65                3.30             360
9/30/03/16/                                                 1.25                 4.01                3.66             659/9/
9/30/02/16/                                                 1.30                 4.89                4.67             359
9/30/01/16/                                                 1.28                 5.34                5.13             304
Investor B Class
9/30/05                                                     1.78%                2.97%               2.75%            351%
9/30/04                                                     1.88                 2.88                2.63             360
9/30/03/16/                                                 2.00                 3.26                2.91             659/9/
9/30/02/16/                                                 2.04                 4.14                3.92             359
9/30/01/16/                                                 2.02                 4.62                4.41             304
Investor C Class
9/30/05                                                     1.78%                2.93%               2.71%            351%
9/30/04                                                     1.87                 2.89                2.64             360
9/30/03/16/                                                 2.00                 3.22                2.87             659/9/
9/30/02/16/                                                 2.04                 4.14                3.92             359
9/30/01/16/                                                 2.00                 4.57                4.36             304

--------------------------------
Core PLUS Total Return Portfolio
--------------------------------
BlackRock Class
9/30/05                                                     0.72%                3.98%               3.66%            358%
9/30/04                                                     0.71                 3.68                3.37             412
9/30/03/16/                                                 0.75                 3.61                3.26           1,021/10/
12/07/01/1,16/ through 9/30/02                              0.72/2/              3.94/2/             3.54/2/          330
Institutional Class
9/30/05                                                     0.83%                3.83%               3.55%            358%
9/30/04                                                     0.82                 3.53                3.26             412
9/30/03/16/                                                 0.90                 3.47                3.12           1,021/10/
12/07/01/1,16/ through 9/30/02                              0.93/2/              3.80/2/             3.38/2/          330
Service Class
9/30/05                                                     1.08%                3.57%               3.29%            358%
9/30/04                                                     1.07                 3.74                3.45             412
9/30/03/16/                                                 1.20                 3.17                2.82           1,021/10/
12/07/01/1,16/ through 9/30/02                              1.23/2/              3.50/2/             3.08/2/          330
Investor A Class
9/30/05                                                     1.19%                3.56%               3.17%            358%
9/30/04                                                     1.28                 3.21                2.79             412
9/30/03/16/                                                 1.25                 3.12                2.77           1,021/10/
12/07/01/1,16/ through 9/30/02                              1.40/2/              3.33/2/             2.91/2/          330
Investor B Class
9/30/05                                                     1.84%                2.84%               2.56%            358%
9/30/04                                                     1.97                 2.46                2.12             412
9/30/03/16/                                                 2.00                 2.36                2.01           1,021/10/
12/07/01/1,16/ through 9/30/02                              2.15/2/              2.58/2/             2.16/2/          330

                                                                             129

                                 BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Continued)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        Net                               Net gain
                                                       asset           Net               (loss) on
                                                       value        investment          investments
                                                     beginning        income           (both realized
                                                     of period       (loss)/14/      and unrealized)/14/
                                                    -----------    -------------     --------------------
--------------------------------------------
Core PLUS Total Return Portfolio (Continued)
--------------------------------------------
Investor C Class
9/30/05                                             $      10.33   $        0.28/7/  $              (0.07)
9/30/04                                                    10.46            0.27/7/                 (0.03)
9/30/03/16/                                                10.31            0.29                     0.29
12/07/01/1,16/ through 9/30/02                             10.00            0.43                     0.21

---------------------------
Government Income Portfolio
---------------------------
BlackRock Class
9/30/05                                             $      11.18   $        0.48/7/  $              (0.21)
9/30/04                                                    11.34            0.47/7/                 (0.05)
2/10/03/1,16/ through 9/30/03                              11.27            0.60/7/                 (0.19)
Service Class
10/27/04/1/ through 09/30/05                        $      11.21   $        0.40/7/  $              (0.24)
Investor A Class
9/30/05                                             $      11.18   $        0.43/7/  $              (0.21)
9/30/04                                                    11.33            0.40/7/                 (0.04)
9/30/03/16/                                                11.40            0.34/7/                  0.14
9/30/02/16/                                                10.99            0.45/7/                  0.74
9/30/01/16/                                                10.03            0.56                     0.94
Investor B Class
9/30/05                                             $      11.18   $        0.35/7/  $              (0.21)
9/30/04                                                    11.33            0.31/7/                 (0.03)
9/30/03/16/                                                11.40            0.30/7/                  0.10
9/30/02/16/                                                10.98            0.39/7/                  0.73
9/30/01/16/                                                10.03            0.48                     0.93
Investor C Class
9/30/05                                             $      11.16   $        0.35/7/  $              (0.21)
9/30/04                                                    11.31            0.31/7/                 (0.03)
9/30/03/16/                                                11.38            0.30/7/                  0.10
9/30/02/16/                                                10.97            0.36/7/                  0.75
9/30/01/16/                                                10.02            0.47                     0.94

----------------------------------
Inflation Protected Bond Portfolio
----------------------------------
BlackRock Class
9/30/05                                             $      10.38   $        0.41/7/  $               0.19
6/28/04/1/ through 9/30/04                                 10.00            0.12/7/                  0.38
Institutional Class
9/30/05                                             $      10.54   $        0.42/7/  $               0.18
6/28/04/1/ through 9/30/04                                 10.00            0.16/7/                  0.38
Service Class
9/30/05                                             $      10.39   $        0.43/7/  $               0.14
6/28/04/1/ through 9/30/04                                 10.00           (0.02)/7/                 0.41
Investor A Class
9/30/05                                             $      10.50   $        0.42/7/  $               0.13
6/28/04/1/ through 9/30/04                                 10.00            0.01/7/                  0.51
Investor B Class
9/30/05                                             $      10.51   $        0.38/7/  $               0.09
6/28/04/1/ through 9/30/04                                 10.00           (0.01)/7/                 0.53
Investor C Class
9/30/05                                             $      10.55   $        0.36/7/  $               0.12
6/28/04/1/ through 9/30/04                                 10.00           (0.01)/7/                 0.56

                                                                                                           Net
                                               Distributions                         Distributions        asset
                                                  from net         Distributions       from net           value
                                                 investment           from             realized           end of
                                                  income/6/          capital            gains             period
                                              ---------------    ---------------    ---------------    -----------
--------------------------------------------
Core PLUS Total Return Portfolio (Continued)
--------------------------------------------
Investor C Class
9/30/05                                       $         (0.28)   $            --     $           --    $     10.26
9/30/04                                                 (0.24)                --              (0.13)         10.33
9/30/03/16/                                             (0.37)                --              (0.06)         10.46
12/07/01/1,16/ through 9/30/02                          (0.33)                --                 --          10.31

---------------------------
Government Income Portfolio
---------------------------
BlackRock Class
9/30/05                                       $         (0.52)   $         (0.02)    $           --    $     10.91
9/30/04                                                 (0.42)                --              (0.16)         11.18
2/10/03/1,16/ through 9/30/03                           (0.34)                --                 --          11.34
Service Class
10/27/04/1/ through 09/30/05                  $         (0.45)   $         (0.02)    $           --    $     10.90
Investor A Class
9/30/05                                       $         (0.47)   $         (0.02)    $           --    $     10.91
9/30/04                                                 (0.36)                --              (0.16)         11.18
9/30/03/16/                                             (0.46)                --              (0.09)         11.33
9/30/02/16/                                             (0.51)                --              (0.27)         11.40
9/30/01/16/                                             (0.54)                --                 --          10.99
Investor B Class
9/30/05                                       $         (0.39)   $         (0.02)    $           --    $     10.91
9/30/04                                                 (0.27)                --              (0.16)         11.18
9/30/03/16/                                             (0.38)                --              (0.09)         11.33
9/30/02/16/                                             (0.43)                --              (0.27)         11.40
9/30/01/16/                                             (0.46)                --                 --          10.98
Investor C Class
9/30/05                                       $         (0.39)   $         (0.02)    $           --    $     10.89
9/30/04                                                 (0.27)                --              (0.16)         11.16
9/30/03/16/                                             (0.38)                --              (0.09)         11.31
9/30/02/16/                                             (0.43)                --              (0.27)         11.38
9/30/01/16/                                             (0.46)                --                 --          10.97

----------------------------------
Inflation Protected Bond Portfolio
----------------------------------
BlackRock Class
9/30/05                                       $         (0.53)   $            --     $        (0.10)   $     10.35
6/28/04/1/ through 9/30/04                              (0.12)                --                 --          10.38
Institutional Class
9/30/05                                       $         (0.50)   $            --     $        (0.10)   $     10.54
6/28/04/1/ through 9/30/04                                 --                 --                 --          10.54
Service Class
9/30/05                                       $         (0.30)   $            --     $        (0.10)   $     10.56
6/28/04/1/ through 9/30/04                                 --                 --                 --          10.39
Investor A Class
9/30/05                                       $         (0.48)   $            --     $        (0.10)   $     10.47
6/28/04/1/ through 9/30/04                              (0.02)                --                 --          10.50
Investor B Class
9/30/05                                       $         (0.40)   $            --     $        (0.10)   $     10.48
6/28/04/1/ through 9/30/04                              (0.01)                --                 --          10.51
Investor C Class
9/30/05                                       $         (0.40)   $            --     $        (0.10)   $     10.53
6/28/04/1/ through 9/30/04                                 --                 --                 --          10.55

See accompanying notes to financial statements.

130

                                BlackRock Funds

                                                                                            Ratio of net
                                                                 Net                        expenses to
                                                               assets     Ratio of net      average net
                                                               end of      expenses to         assets
                                                  Total        period      average net       (excluding
                                                 return         (000)        assets       interest expense)
                                               -----------   ---------   --------------   -----------------
--------------------------------------------
Core PLUS Total Return Portfolio (Continued)
--------------------------------------------
Investor C Class
9/30/05                                           2.02%/4/   $      53          1.55%                  1.56%
9/30/04                                           2.28/4/           --          1.63                   1.63
9/30/03/16/                                       5.68/4/           --          1.65                   1.65
12/07/01/1,16/ through 9/30/02                    6.46/4/           --          1.74/2/                1.74/2/

---------------------------
Government Income Portfolio
---------------------------
BlackRock Class
9/30/05                                           2.43%      $   9,164          0.45%                  0.45%
9/30/04                                           3.85          10,899          0.44                   0.44
2/10/03/1,16/ through 9/30/03                     3.68               3          0.29/2/                0.29/2/
Service Class
10/27/04/1/ through 09/30/05                      1.46%      $ 212,963          0.85%/2/               0.85%/2/
Investor A Class
9/30/05                                           2.01%/3/   $ 247,380          0.86%                  0.86%
9/30/04                                           3.34/3/      126,332          0.98                   0.98
9/30/03/16/                                       4.34/3/       86,559          1.07                   1.07
9/30/02/16/                                      11.47/3/       42,845          1.11                   1.07
9/30/01/16/                                      15.36/3/       12,040          1.31                   1.06
Investor B Class
9/30/05                                           1.25%/4/   $  42,479          1.61%                  1.61%
9/30/04                                           2.57/4/       44,786          1.73                   1.73
9/30/03/16/                                       3.56/4/       53,897          1.82                   1.82
9/30/02/16/                                      10.74/4/       48,240          1.87                   1.82
9/30/01/16/                                      14.41/4/       29,936          2.10                   1.82
Investor C Class
9/30/05                                           1.25%/4/   $  31,840          1.61%                  1.61%
9/30/04                                           2.57/4/       26,036          1.73                   1.73
9/30/03/16/                                       3.56/4/       29,537          1.82                   1.82
9/30/02/16/                                      10.66/4/       18,378          1.84                   1.81
9/30/01/16/                                      14.42/4/        3,589          2.04                   1.80

-----------------------------------
Inflation Protected Bond Portfolio
-----------------------------------
BlackRock Class
9/30/05                                           5.91%      $  22,975          0.30%                  0.30%
6/28/04/1/ through 9/30/04                        5.05          20,763          0.30/2,15/             0.30/2,15/
Institutional Class
9/30/05                                           5.90%      $   5,788          0.40%                  0.40%
6/28/04/1/ through 9/30/04                        5.40              --          0.40/2/                0.40/2/
Service Class
9/30/05                                           5.52%      $       2          0.69%                  0.69%
6/28/04/1/ through 9/30/04                        3.90              --          0.71/2/                0.71/2/
Investor A Class
9/30/05                                           5.42%/3/   $   3,994          0.69%                  0.69%
6/28/04/1/ through 9/30/04                        5.21/3/           93          0.71/2/                0.71/2/
Investor B Class
9/30/05                                           4.62%/4/   $   2,045          1.44%                  1.44%
6/28/04/1/ through 9/30/04                        5.21/4/           61          1.44/2/                1.44/2/
Investor C Class
9/30/05                                           4.70%/4/   $   3,749          1.42%                  1.42%
6/28/04/1/ through 9/30/04                        5.51/4/            6          1.44/2/                1.44/2/

                                                                                                Ratio of net
                                                 Ratio of total                                  investment
                                                    expenses               Ratio of net            income
                                                   to Average               investment           to average
                                                   net assets                 income             net assets         Portfolio
                                                  (excluding              to average net          (excluding         turnover
                                                   waivers)                assets/14/            waivers)/14/         rate
                                               ------------------       -----------------      --------------      -----------
--------------------------------------------
Core PLUS Total Return Portfolio (Continued)
--------------------------------------------
Investor C Class
9/30/05                                                      1.84%                   2.78%               2.49%             358%
9/30/04                                                      1.97                    2.46                2.12              412
9/30/03/16/                                                  2.00                    2.37                2.02            1,021/10/
12/07/01/1,16/ through 9/30/02                               2.15/2/                 2.58/2/             2.16/2/           330

----------------------------
Government Income Portfolio
----------------------------
BlackRock Class                                              0.77%                   4.35%               4.03%             662%
9/30/05                                                      0.78%                   4.25                3.92              345
9/30/04                                                      0.47/2/                 2.95/2/             2.76/2/         1,981/11/
2/10/03/1,16/ through 9/30/03
Service Class
1/27/04/1/ through 09/30/05                                  1.15%/2/                3.95%/2/            3.65%/2/          662%
Investor A Class
9/30/05                                                      1.26%                   3.92%               3.52%             662%
9/30/04                                                      1.38                    3.63                3.23              345
9/30/03/16/                                                  1.34                    3.05                2.78            1,981/11/
9/30/02/16/                                                  1.41                    4.26                3.97              615
9/30/01/16/                                                  1.60                    5.25                4.96              849
Investor B Class
9/30/05                                                      1.90%                   3.20%               2.91%             662%
9/30/04                                                      2.03                    2.81                2.51              345
9/30/03/16/                                                  2.09                    2.62                2.35            1,981/11/
9/30/02/16/                                                  2.17                    3.69                3.40              615
9/30/01/16/                                                  2.39                    4.62                4.33              849
Investor C Class
9/30/05                                                      1.90%                   3.19%               2.90%             662%
9/30/04                                                      2.03                    2.81                2.51              345
9/30/03/16/                                                  2.09                    2.61                2.34            1,981/11/
9/30/02/16/                                                  2.13                    3.42                3.13              615
9/30/01/16/                                                  2.33                    4.50                4.21              849

----------------------------------
Inflation Protected Bond Portfolio
----------------------------------
BlackRock Class
9/30/05                                                      0.97%                   4.01%               3.34%             419%
6/28/04/1/ through 9/30/04                                   2.61/2,15/              4.29/2,15/          1.98/2,15/         96
Institutional Class
9/30/05                                                      1.06%                   4.00%               3.34%             419%
6/28/04/1/ through 9/30/04                                   2.73/2/                 4.19/2/             1.86/2/            96
Service Class
9/30/05                                                      1.29%                   3.71%               3.11%             419%
6/28/04/1/ through 9/30/04                                   2.98/2/                 3.88/2/             1.61/2/            96
Investor A Class
9/30/05                                                      1.39%                   4.06%               3.36%             419%
6/28/04/1/ through 9/30/04                                   3.08/2/                 3.88/2/             1.51/2/            96
Investor B Class
9/30/05                                                      2.07%                   3.65%               3.02%             419%
6/28/04/1/ through 9/30/04                                   3.73/2/                 3.15/2/             0.86/2/            96
Investor C Class
9/30/05                                                      2.04%                   3.46%               2.84%             419%
6/28/04/1/ through 9/30/04                                   3.73/2/                 3.15/2/             0.86/2/            96

                                                                             131

                                BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Continued)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                   Net                         Net gain                                           Net
                                  asset                       (loss) on         Distributions   Distributions    asset
                                  value          Net          investments         from net        from net       value
                                beginning    investment     (both realized       investment       realized       end of
                                of period     income/14/  and unrealized)/14/     income/6/        gains         period
                               -----------  ------------  -------------------  --------------   -------------   --------
--------------
GNMA Portfolio
--------------
BlackRock Class
9/30/05                        $      9.87   $    0.44/7/   $         (0.20)   $       (0.42)   $          --   $   9.69
9/30/04                              10.02        0.48/7/             (0.14)           (0.49)              --       9.87
12/19/02/1,16/ through 9/30/03       10.27        0.41                (0.18)           (0.48)              --      10.02
Institutional Class
9/30/05                        $      9.88   $    0.43/7/   $         (0.21)   $       (0.40)   $          --   $   9.70
9/30/04                              10.02        0.47/7/             (0.09)           (0.52)              --       9.88
9/30/03/16/                          10.23        0.48                (0.08)           (0.61)              --      10.02
9/30/02/16/                          10.28        0.61                 0.18            (0.63)           (0.21)     10.23
9/30/01/16/                           9.70        0.63                 0.58            (0.63)              --      10.28
Service Class
9/30/05                        $      9.87   $    0.39/7/   $         (0.19)   $       (0.38)   $          --   $   9.69
9/30/04                              10.01        0.44/7/             (0.08)           (0.50)              --       9.87
9/30/03/16/                          10.23        0.50                (0.14)           (0.58)              --      10.01
9/30/02/16/                          10.29        0.56                 0.19            (0.60)           (0.21)     10.23
9/30/01/16/                           9.72        0.60                 0.57            (0.60)              --      10.29
Investor A Class
9/30/05                        $      9.92   $    0.41/7/   $         (0.21)   $       (0.38)   $          --   $   9.74
9/30/04                              10.06        0.43/7/             (0.09)           (0.48)              --       9.92
9/30/03/16/                          10.27        0.46                (0.11)           (0.56)              --      10.06
9/30/02/16/                          10.32        0.54                 0.20            (0.58)           (0.21)     10.27
9/30/01/16/                           9.71        0.58                 0.61            (0.58)              --      10.32
Investor B Class
9/30/05                        $      9.89   $    0.33/7/   $         (0.21)   $       (0.30)   $          --   $   9.71
9/30/04                              10.03        0.36/7/             (0.09)           (0.41)              --       9.89
9/30/03/16/                          10.24        0.38                (0.11)           (0.48)              --      10.03
9/30/02/16/                          10.29        0.47                 0.19            (0.50)           (0.21)     10.24
9/30/01/16/                           9.71        0.51                 0.58            (0.51)              --      10.29
Investor C Class
9/30/05                        $      9.88   $    0.34/7/   $         (0.22)   $       (0.30)   $          --   $   9.70
9/30/04                              10.01        0.36/7/             (0.08)           (0.41)              --       9.88
9/30/03/16/                          10.23        0.38                (0.12)           (0.48)              --      10.01
9/30/02/16/                          10.27        0.45                 0.22            (0.50)           (0.21)     10.23
9/30/01/16/                           9.68        0.51                 0.59            (0.51)              --      10.27

------------------------
Managed Income Portfolio
------------------------
Institutional Class
9/30/05                        $     10.41   $    0.46/7/   $          (0.18)   $      (0.45)   $       (0.04)  $  10.20
9/30/04                              10.80        0.47/7/              (0.10)          (0.48)           (0.28)     10.41
9/30/03/16/                          10.71        0.55                  0.17           (0.63)              --      10.80
9/30/02/16/                          10.60        0.60                  0.10           (0.59)              --      10.71
9/30/01/16/                           9.92        0.61                  0.68           (0.61)              --      10.60

See accompanying notes to financial statements.

132

                                BlackRock Funds

                                                                           Ratio of net
                                                                            expenses to
                                                   Net                     average net
                                                 assets     Ratio of net      assets
                                                 end of      expenses to   (excluding
                                 Total           period      average net     interest
                                return            (000)        assets        expense)
                               ---------       ----------   ------------   ------------
--------------
GNMA Portfolio
--------------
BlackRock Class
9/30/05                             2.44%      $   10,915           0.45%          0.45%
9/30/04                             4.02           10,659           0.50           0.45
12/19/02/1,16/ through 9/30/03      2.33           59,935           0.35/2/        0.35/2/
Institutional Class
9/30/05                             2.28%      $  121,571           0.61%          0.60%
9/30/04                             3.97          151,558           0.66           0.60
9/30/03/16/                         4.00          172,358           0.64           0.60
9/30/02/16/                         8.03          183,328           0.95           0.60
9/30/01/16/                        12.84          117,528           1.34           0.60
Service Class
9/30/05                             2.02%      $    8,129           0.86%          0.86%
9/30/04                             3.67            2,271           0.94           0.89
9/30/03/16/                         3.58            1,554           0.93           0.90
9/30/02/16/                         7.61            1,069           1.14           0.90
9/30/01/16/                        12.38              224           1.59           0.90
Investor A Class
9/30/05                             2.01%/3/   $   15,288           0.86%          0.86%
9/30/04                             3.50/3/        18,080           1.05           0.99
9/30/03/16/                         3.50/3/        18,978           1.11           1.07
9/30/02/16/                         7.50/3/        13,620           1.36           1.07
9/30/01/16/                        12.74/3/         3,672           1.81           1.07
Investor B Class
9/30/05                             1.25%/4/   $   19,792           1.62%          1.61%
9/30/04                             2.74/4/        25,439           1.80           1.74
9/30/03/16/                         2.74/4/        32,486           1.85           1.82
9/30/02/16/                         6.72/4/        23,928           2.07           1.80
9/30/01/16/                        11.48/4/         4,936           2.53           1.77
Investor C Class
9/30/05                             1.26%/4/   $   26,691           1.62%          1.61%
9/30/04                             2.85/4/        39,542           1.80           1.74
9/30/03/16/                         2.64/4/        51,109           1.85           1.82
9/30/02/16/                         6.84/4/        36,220           1.94           1.79
9/30/02/16/                        11.62/4/         1,225           2.48           1.75

------------------------
Managed Income Portfolio
------------------------
Institutional Class
9/30/05                             2.76%      $  587,061           0.65%          0.65%
9/30/04                             3.60          644,083           0.65           0.65
9/30/03/16/                         6.91          810,452           0.65           0.65
9/30/02/16/                         6.82          924,211           0.75           0.65
9/30/01/16/                        13.39        1,042,238           1.07           0.65

                                                                   Ratio of net
                                 Ratio of total                     investment
                                    expenses      Ratio of net       income
                                   to average      investment       to average
                                   net assets        income         net assets     Portfolio
                                   (excluding     to average net    (excluding      turnover
                                     waivers)       assets/14/      waivers)/14/     rate
                                 --------------   --------------   -------------   ---------
--------------
GNMA Portfolio
--------------
BlackRock Class
9/30/05                                    0.85%            4.53%           4.13%        521%
9/30/04                                    0.83             4.85            4.51         228
12/19/02/1,16/ through 9/30/03             0.61/2/          3.32/2/         3.05/2/    1,365/12/
Institutional Class
9/30/05                                    0.97%            4.40%           4.04%        521%
9/30/04                                    0.97             4.74            4.43         228
9/30/03/16/                                0.95             4.89            4.58       1,365/12/
9/30/02/16/                                1.24             5.99            5.70         401
9/30/01/16/                                1.66             6.30            5.97         773
Service Class
9/30/05                                    1.23%            3.97%           3.60%        521%
9/30/04                                    1.25             4.45            4.13         228
9/30/03/16/                                1.25             4.70            4.39       1,365/12/
9/30/02/16/                                1.44             5.37            5.07         401
9/30/01/16/                                1.92             5.97            5.65         773
Investor A Class
9/30/05                                    1.32%            4.13%           3.67%        521%
9/30/04                                    1.46             4.34            3.93         228
9/30/03/16/                                1.42             4.27            3.96       1,365/12/
9/30/02/16/                                1.65             5.18            4.89         401
9/30/01/16/                                2.13             5.77            5.45         773
Investor B Class
9/30/05                                    1.97%            3.40%           3.05%        521%
9/30/04                                    2.11             3.62            3.31         228
9/30/03/16/                                2.16             3.56            3.25       1,365/12/
9/30/02/16/                                2.36             4.44            4.15         401
9/30/01/16/                                2.83             4.67            4.36         773
Investor C Class
9/30/05                                    1.98%            3.44%           3.08%        521%
9/30/04                                    2.11             3.62            3.31         228
9/30/03/16/                                2.16             3.55            3.24       1,365/12/
9/30/02/16/                                2.23             4.13            3.84         401
9/30/01/16/                                2.79             4.54            4.23         773

------------------------
Managed Income Portfolio
------------------------
Institutional Class
9/30/05                                    0.83%            4.45%           4.27%        252%
9/30/04                                    0.81             4.50            4.34         284
9/30/03/16/                                0.82             5.06            4.89         613/13/
9/30/02/16/                                0.90             5.63            5.50         290
9/30/01/16/                                1.19             5.99            5.87         262

                                                                             133

                                 BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Continued)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          Net                            Net gain
                                         asset                          (Loss) on
                                         value         Net             investments
                                       beginning   investment         (both realized
                                       of period    income/14/       and unrealized)/14/
                                       ---------   ----------      ---------------------
------------------------------------
Managed Income Portfolio (Continued)
------------------------------------
Service Class
9/30/05                                $   10.41   $     0.43/7/   $            (0.18)
9/30/04                                    10.80         0.44/7/                (0.10)
9/30/03/16/                                10.71         0.54                    0.15
9/30/02/16/                                10.60         0.57                    0.10
9/30/01/16/                                 9.92         0.58                    0.68
Investor A Class
9/30/05                                $   10.41   $     0.42/7/   $            (0.17)
9/30/04                                    10.80         0.42/7/                (0.10)
9/30/03/16/                                10.71         0.49                    0.18
9/30/02/16/                                10.60         0.53                    0.12
9/30/01/16/                                 9.92         0.56                    0.68
Investor B Class
9/30/05                                $   10.41   $     0.35/7/   $            (0.17)
9/30/04                                    10.80         0.35/7/                (0.11)
9/30/03/16/                                10.71         0.41                    0.18
9/30/02/16/                                10.60         0.46                    0.11
9/30/01/16/                                 9.92         0.49                    0.68
Investor C Class
9/30/05                                $   10.38   $     0.34/7/   $            (0.16)
9/30/04                                    10.78         0.35/7/                (0.12)
9/30/03/16/                                10.68         0.41                    0.19
9/30/02/16/                                10.57         0.46                    0.11
9/30/01/16/                                 9.91         0.49                    0.66
-----------------------------
International Bond Portfolio
-----------------------------
BlackRock Class
9/30/05                                $   11.41   $     0.30/7/   $             0.03
5/18/04/1/ through 9/30/04                 10.96         0.11/7/                 0.51
Institutional Class
9/30/05                                $   11.41   $     0.28/7/   $             0.03
9/30/04                                    11.07         0.28/7/                 0.51
9/30/03/16/                                10.54         0.29/7/                 0.81
9/30/02/16/                                10.53         0.42/7/                 0.17
9/30/01/16/                                10.69         0.55                    0.68
Service Class
9/30/05                                $   11.42   $     0.26/7/   $             0.02
9/30/04                                    11.08         0.25/7/                 0.50
9/30/03/16/                                10.54         0.26/7/                 0.81
9/30/02/16/                                10.53         0.37/7/                 0.19
9/30/01/16/                                10.69         0.50                    0.70
Investor A Class
9/30/05                                $   11.42   $     0.25/7/   $             0.03
9/30/04                                    11.07         0.23/7/                 0.52
9/30/03/16/                                10.54         0.24/7/                 0.81
9/30/02/16/                                10.53         0.35/7/                 0.19
9/30/01/16/                                10.69         0.47                    0.71

                                                                                           Net
                                       Distributions                    Distributions     asset
                                         from net      Distributions      from net        value
                                        investment        from            realized        end of
                                         income/6/       capital           gains          period
                                       -------------   -------------   ---------------   --------
------------------------------------
Managed Income Portfolio (Continued)
------------------------------------
Service Class
9/30/05                                $      (0.42)   $          --   $        (0.04)   $  10.20
9/30/04                                       (0.45)              --            (0.28)      10.41
9/30/03/16/                                   (0.60)              --               --       10.80
9/30/02/16/                                   (0.56)              --               --       10.71
9/30/01/16/                                   (0.58)              --               --       10.60
Investor A Class
9/30/05                                $      (0.41)   $          --   $        (0.04)   $  10.21
9/30/04                                       (0.43)              --            (0.28)      10.41
9/30/03/16/                                   (0.58)              --               --       10.80
9/30/02/16/                                   (0.54)              --               --       10.71
9/30/01/16/                                   (0.56)              --               --       10.60
Investor B Class
9/30/05                                $      (0.34)   $          --   $        (0.04)   $  10.21
9/30/04                                       (0.35)              --            (0.28)      10.41
9/30/03/16/                                   (0.50)              --               --       10.80
9/30/02/16/                                   (0.46)              --               --       10.71
9/30/01/16/                                   (0.49)              --               --       10.60
Investor C Class
9/30/05                                $      (0.34)   $          --   $        (0.04)   $  10.18
9/30/04                                       (0.35)              --            (0.28)      10.38
9/30/03/16/                                   (0.50)              --               --       10.78
9/30/02/16/                                   (0.46)              --               --       10.68
9/30/01/16/                                   (0.49)              --               --       10.57
----------------------------
International Bond Portfolio
----------------------------
BlackRock Class
9/30/05                                $      (0.60)   $          --   $        (0.01)   $  11.13
5/18/04/1/ through 9/30/04                    (0.17)              --               --       11.41
Institutional Class
9/30/05                                $      (0.58)   $          --   $        (0.01)   $  11.13
9/30/04                                       (0.45)              --               --       11.41
9/30/03/16/                                   (0.33)           (0.17)           (0.07)      11.07
9/30/02/16/                                   (0.58)              --               --       10.54
9/30/01/16/                                   (1.39)              --               --       10.53
Service Class
9/30/05                                $      (0.55)   $          --   $        (0.01)   $  11.14
9/30/04                                       (0.41)              --               --       11.42
9/30/03/16/                                   (0.29)           (0.17)           (0.07)      11.08
9/30/02/16/                                   (0.55)              --               --       10.54
9/30/01/16/                                   (1.36)              --               --       10.53
Investor A Class
9/30/05                                $      (0.55)   $          --   $        (0.01)   $  11.14
9/30/04                                       (0.40)              --               --       11.42
9/30/03/16/                                   (0.28)           (0.17)           (0.07)      11.07
9/30/02/16/                                   (0.53)              --               --       10.54
9/30/01/16/                                   (1.34)              --               --       10.53

See accompanying notes to financial statements.

134

                                BlackRock Funds

                                                                                      Ratio of net
                                                                                       expenses to
                                                           Net                         average net
                                                         assets       Ratio of net        assets
                                                         end of        expenses to     (excluding
                                            Total        period        average net       interest
                                           return         (000)          assets          expense)
                                         -----------   ----------    --------------   ------------
------------------------------------
Managed Income Portfolio (Continued)
------------------------------------
Service Class
9/30/05                                   2.45%        $   81,337           0.95%             0.95%
9/30/04                                   3.29             80,253           0.95              0.95
9/30/03/16/                               6.58             92,336           0.95              0.95
9/30/02/16/                               6.50            137,084           1.06              0.95
9/30/01/16/                              13.05            238,117           1.37              0.95
Investor A Class
9/30/05                                   2.45%/3/     $   29,462           1.05%             1.05%
9/30/04                                   3.13/3/          35,462           1.10              1.10
9/30/03/16/                               6.41/3/          49,870           1.12              1.12
9/30/02/16/                               6.32/3/          52,794           1.12              1.12
9/30/01/16/                              12.86/3/          20,196           1.13              1.13
Investor B Class
9/30/05                                   1.69%/4/     $    6,625           1.80%             1.80%
9/30/04                                   2.36/4/           9,136           1.85              1.85
9/30/03/16/                               5.61/4/          10,425           1.87              1.87
9/30/02/16/                               5.53/4/           9,582           1.99              1.87
9/30/01/16/                              12.03/4/           7,981           2.21              1.87
Investor C Class
9/30/05                                   1.69%/4/     $    1,187           1.79%             1.79%
9/30/04                                   2.26/4/             870           1.84              1.84
9/30/03/16/                               5.73/4/             763           1.87              1.87
9/30/02/16/                               5.54/4/             554           2.00              1.87
9/30/01/16/                              11.84/4/             345           2.03              1.86
----------------------------
International Bond Portfolio
----------------------------
BlackRock Class
9/30/05                                   2.62%/8/     $   98,721           0.78%             0.78%
5/18/04/1/ through 9/30/04                5.71             35,748           0.78/2/           0.78/2/
Institutional Class
9/30/05                                   2.46%/8/     $  346,746           0.94%             0.94%
9/30/04                                   7.20/8/         133,544           0.94              0.94
9/30/03/16/                              10.78             64,038           0.94              0.94
9/30/02/16/                               5.79             35,425           1.05              0.90
9/30/01/16/                              12.30             73,636           2.43              0.88
Service Class
9/30/05                                   2.21%/8/     $  107,402           1.19%             1.19%
9/30/04                                   6.89/8/          80,024           1.23              1.23
9/30/03/16/                              10.55             48,584           1.24              1.24
9/30/02/16/                               5.47             27,131           1.30              1.20
9/30/01/16/                              11.97             11,045           2.74              1.20
Investor A Class
9/30/05                                   2.21%/3,8/   $  182,321           1.18%             1.18%
9/30/04                                   6.84/3,8/       123,145           1.31              1.31
9/30/03/16/                              10.27/3/          74,821           1.41              1.41
9/30/02/16/                               5.29/3/          39,727           1.47              1.37
9/30/01/16/                              11.79/3/          16,827           2.88              1.36

                                                                             Ratio of net
                                       Ratio of total                         investment
                                          expenses          Ratio of net        income
                                         to average          investment       to average
                                         net assets           income          net assets     Portfolio
                                         (excluding        to average net     (excluding      turnover
                                          waivers)           assets/14/      waivers)/14/      rate
                                       --------------      --------------   -------------- --------
------------------------------------
Managed Income Portfolio (Continued)
------------------------------------
Service Class
9/30/05                                          1.08%               4.13%            4.00%        252%
9/30/04                                          1.11                4.21             4.05         284
9/30/03/16/                                      1.13                4.74             4.56         613/13/
9/30/02/16/                                      1.19                5.30             5.17         290
9/30/01/16/                                      1.48                5.69             5.57         262
Investor A Class
9/30/05                                          1.18%               4.06%            3.93%        252%
9/30/04                                          1.30                4.06             3.86         284
9/30/03/16/                                      1.30                4.57             4.40         613/13/
9/30/02/16/                                      1.38                5.14             5.00         290
9/30/01/16/                                      1.61                5.47             5.35         262
Investor B Class
9/30/05                                          1.84%               3.34%            3.30%        252%
9/30/04                                          1.95                3.31             3.21         284
9/30/03/16/                                      2.05                3.80             3.63         613/13/
9/30/02/16/                                      2.11                4.43             4.30         290
9/30/01/16/                                      2.33                4.71             4.60         262
Investor C Class
9/30/05                                          1.83%               3.27%            3.23%        252%
9/30/04                                          1.95                3.34             3.24         284
9/30/03/16/                                      2.05                3.77             3.60         613/13/
9/30/02/16/                                      2.14                4.44             4.30         290
9/30/01/16/                                      2.14                4.60             4.49         262
----------------------------
International Bond Portfolio
----------------------------
BlackRock Class
9/30/05                                          0.83%               2.59%            2.54%        164%
5/18/04/1/ through 9/30/04                       0.89/2/             2.58/2/          2.47/2/      240
Institutional Class
9/30/05                                          0.95%               2.43%            2.42%        164%
9/30/04                                          0.96                2.44             2.41         240
9/30/03/16/                                      0.94                2.69             2.69         209
9/30/02/16/                                      1.05                3.89             3.89         206
9/30/01/16/                                      2.43                5.54             5.54         111
Service Class
9/30/05                                          1.20%               2.19%            2.18%        164%
9/30/04                                          1.25                2.18             2.15         240
9/30/03/16/                                      1.24                2.41             2.41         209
9/30/02/16/                                      1.30                3.55             3.55         206
9/30/01/16/                                      2.74                5.08             5.08         111
Investor A Class
9/30/05                                          1.29%               2.17%            2.06%        164%
9/30/04                                          1.43                2.06             1.93         240
9/30/03/16/                                      1.41                2.21             2.21         209
9/30/02/16/                                      1.47                3.36             3.36         206
9/30/01/16/                                      2.88                4.85             4.85         111

                                                                             135

                                 BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Continued)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              Net                          Net gain
                                             asset                        (loss) on
                                             value          Net           investments
                                           beginning    investment      (both realized
                                           of period     income/14/    and unrealized)/14/
                                           ---------   -------------  -------------------
----------------------------------------
International Bond Portfolio (Continued)
----------------------------------------
Investor B Class
9/30/05                                    $   11.42   $     0.17/7/   $             0.02
9/30/04                                        11.07         0.15/7/                 0.51
9/30/03/16/                                    10.54         0.16/7/                 0.81
9/30/02/16/                                    10.53         0.27/7/                 0.19
9/30/01/16/                                    10.69         0.39                    0.71
Investor C Class
9/30/05                                    $   11.45   $     0.17/7/   $             0.02
9/30/04                                        11.10         0.15/7/                 0.51
9/30/03/16/                                    10.56         0.15/7/                 0.83
9/30/02/16/                                    10.55         0.27/7/                 0.19
9/30/01/16/                                    10.69         0.39                    0.73
-------------------------
High Yield Bond Portfolio
-------------------------
BlackRock Class
9/30/05                                    $    8.14   $     0.64/7/   $             0.05
9/30/04                                         7.74         0.62/7/                 0.37
9/30/03/16/                                     6.75         0.71                    1.03
9/30/02/16/                                     7.39         0.85                   (0.66)
9/30/01/16/                                     8.92         0.99                   (1.45)
Institutional Class
9/30/05                                    $    8.14   $     0.63/7/   $             0.04
9/30/04                                         7.74         0.61/7/                 0.37
9/30/03/16/                                     6.75         0.73                    1.00
9/30/02/16/                                     7.39         0.82                   (0.64)
9/30/01/16/                                     8.92         0.94                   (1.41)
Service Class
9/30/05                                    $    8.14   $     0.61/7/   $             0.04
9/30/04                                         7.74         0.59/7/                 0.37
9/30/03/16/                                     6.75         0.73                    0.98
9/30/02/16/                                     7.39         0.86                   (0.71)
9/30/01/16/                                     8.92         0.88                   (1.38)
Investor A Class
9/30/05                                    $    8.14   $     0.60/7/   $             0.05
9/30/04                                         7.73         0.58/7/                 0.38
9/30/03/16/                                     6.75         0.73                    0.96
9/30/02/16/                                     7.40         0.82                   (0.69)
9/30/01/16/                                     8.92         0.90                   (1.40)
Investor B Class
9/30/05                                    $    8.14   $     0.55/7/   $             0.04
9/30/04                                         7.73         0.52/7/                 0.38
9/30/03/16/                                     6.75         0.65                    0.98
9/30/02/16/                                     7.39         0.74                   (0.66)
9/30/01/16/                                     8.91         0.83                   (1.40)

                                                                                            Net
                                           Distributions                   Distributions   asset
                                              from net     Distributions      from net     value
                                            investment         from          realized      end of
                                              income/6/      capital           gains       period
                                           -------------   -------------   -------------   -------
----------------------------------------
International Bond Portfolio (Continued)
----------------------------------------
Investor B Class
9/30/05                                    $      (0.46)   $          --   $       (0.01)  $ 11.14
9/30/04                                           (0.31)              --              --     11.42
9/30/03/16/                                       (0.20)           (0.17)          (0.07)    11.07
9/30/02/16/                                       (0.45)              --              --     10.54
9/30/01/16/                                       (1.26)              --              --     10.53
Investor C Class
9/30/05                                    $      (0.46)   $          --   $       (0.01)  $ 11.17
9/30/04                                           (0.31)              --              --     11.45
9/30/03/16/                                       (0.20)           (0.17)          (0.07)    11.10
9/30/02/16/                                       (0.45)              --              --     10.56
9/30/01/16/                                       (1.26)              --              --     10.55
-------------
High Yield Bond Portfolio
-------------
BlackRock Class
9/30/05                                    $      (0.60)   $          --   $       (0.14)  $  8.09
9/30/04                                           (0.59)              --              --      8.14
9/30/03/16/                                       (0.75)              --              --      7.74
9/30/02/16/                                       (0.83)              --              --      6.75
9/30/01/16/                                       (1.07)              --              --      7.39
Institutional Class
9/30/05                                    $      (0.58)   $          --   $       (0.14)  $  8.09
9/30/04                                           (0.58)              --              --      8.14
9/30/03/16/                                       (0.74)              --              --      7.74
9/30/02/16/                                       (0.82)              --              --      6.75
9/30/01/16/                                       (1.06)              --              --      7.39
Service Class
9/30/05                                    $      (0.56)   $          --   $       (0.14)  $  8.09
9/30/04                                           (0.56)              --              --      8.14
9/30/03/16/                                       (0.72)              --              --      7.74
9/30/02/16/                                       (0.79)              --              --      6.75
9/30/01/16/                                       (1.03)              --              --      7.39
Investor A Class
9/30/05                                    $      (0.56)   $          --   $       (0.14)  $  8.09
9/30/04                                           (0.55)              --              --      8.14
9/30/03/16/                                       (0.71)              --              --      7.73
9/30/02/16/                                       (0.78)              --              --      6.75
9/30/01/16/                                       (1.02)              --              --      7.40
Investor B Class
9/30/05                                    $      (0.50)   $          --   $       (0.14)  $  8.09
9/30/04                                           (0.49)              --              --      8.14
9/30/03/16/                                       (0.65)              --              --      7.73
9/30/02/16/                                       (0.72)              --              --      6.75
9/30/01/16/                                       (0.95)              --              --      7.39

See accompanying notes to financial statements.

136

                                BlackRock Funds

                                                                                         Ratio of net
                                                                                          expenses to
                                                                Net                      average net
                                                              assets      Ratio of net      assets
                                                              end of      expenses  to   (excluding
                                                 Total        period      average net      interest
                                                return         (000)        assets         expense)
                                           ---------------   ----------   ------------   ------------
----------------------------------------
International Bond Portfolio (Continued)
----------------------------------------
Investor B Class
9/30/05                                         1.45%/4,8/   $   19,705           1.93%          1.93%
9/30/04                                         6.04/4,8/        16,780           2.06           2.06
9/30/03/16/                                     9.45/4/          13,087           2.16           2.16
9/30/02/16/                                     4.51/4/          11,470           2.25           2.11
9/30/01/16/                                    10.96/4/           7,393           3.63           2.10
Investor C Class
9/30/05                                         1.45%/4,8/   $   65,555           1.93%          1.93%
9/30/04                                         6.03/4,8/        36,947           2.04           2.04
9/30/03/16/                                     9.53/4/          17,777           2.15           2.15
9/30/02/16/                                     4.50/4/           8,427           2.23           2.11
9/30/01/16/                                    11.15/4/           4,182           3.64           2.10
--------------------------
High Yield Bond Portfolio
--------------------------
BlackRock Class
9/30/05                                         8.69%/8/     $  169,532           0.55%          0.55%
9/30/04                                        13.20            126,976           0.55           0.55
9/30/03/16/                                    27.17             57,207           0.61           0.55
9/30/02/16/                                     2.15             32,240           0.73           0.55
9/30/01/16/                                    (5.52)            27,766           0.84           0.55
Institutional Class
9/30/05                                         8.53%/8/     $  165,805           0.70%          0.70%
9/30/04                                        13.03/8/         162,166           0.70           0.70
9/30/03/16/                                    26.98            170,902           0.76           0.70
9/30/02/16/                                     2.00             94,065           0.87           0.70
9/30/01/16/                                    (5.66)            95,663           1.06           0.70
Service Class
9/30/05                                         8.24%/8/     $  158,083           0.96%          0.96%
9/30/04                                        12.71/8/         112,004           0.99           0.99
9/30/03/16/                                    26.61             85,247           1.06           1.00
9/30/02/16/                                     1.69             29,344           1.17           1.00
9/30/01/16/                                    (5.95)                 9           1.36           1.00
Investor A Class
9/30/05                                         8.24%/3,8/   $  262,920           0.96%          0.96%
9/30/04                                        12.70/3,8/        72,806           1.10           1.09
9/30/03/16/                                    26.25/3/          82,391           1.22           1.17
9/30/02/16/                                     1.38/3/          18,932           1.33           1.17
9/30/01/16/                                    (5.98)/3/          8,980           1.52           1.17
Investor B Class
9/30/05                                         7.44%/4,8/   $  110,420           1.71%          1.71%
9/30/04                                        11.87/4,8/        92,243           1.85           1.84
9/30/03/16/                                    25.34/4/         107,078           1.98           1.92
9/30/02/16/                                     0.75/4/          57,612           2.09           1.92
9/30/01/16/                                    (6.71)/4/         49,786           2.27           1.91

                                                                             Ratio of net
                                           Ratio of total                      investment
                                              expenses       Ratio of net       income
                                            to average        investment      to average
                                            net assets          income         net assets    Portfolio
                                             (excluding     to average net    (excluding      turnover
                                              waivers)         assets/14/     waivers)/14/      rate
                                           --------------   --------------   -------------   ---------
----------------------------------------
International Bond Portfolio (Continued)
----------------------------------------
Investor B Class
9/30/05                                              1.95%           1.43%            1.41%        164%
9/30/04                                              2.09            1.32             1.29         240
9/30/03/16/                                          2.16            1.51             1.51         209
9/30/02/16/                                          2.25            2.64             2.64         206
9/30/01/16/                                          3.63            4.17             4.17         111
Investor C Class
9/30/05                                              1.94%           1.42%            1.41%        164%
9/30/04                                              2.07            1.32             1.29         240
9/30/03/16/                                          2.15            1.44             1.44         209
9/30/02/16/                                          2.23            2.62             2.62         206
9/30/01/16/                                          3.64            4.20             4.20         111
-------------------------
High Yield Bond Portfolio
-------------------------
BlackRock Class
9/30/05                                              0.77%           7.91%            7.69%        129%
9/30/04                                              0.73            7.71             7.53         172
9/30/03/16/                                          0.77            9.83             9.67         212
9/30/02/16/                                          0.89           11.15            11.01         301
9/30/01/16/                                          1.10            5.54             5.29         331
Institutional Class
9/30/05                                              0.89%           7.75%            7.56%        129%
9/30/04                                              0.85            7.63             7.48         172
9/30/03/16/                                          0.90            9.63             9.49         212
9/30/02/16/                                          1.01           10.94            10.80         301
9/30/01/16/                                          1.22           11.22            11.06         331
Service Class
9/30/05                                              1.14%           7.51%            7.33%        129%
9/30/04                                              1.14            7.30             7.16         172
9/30/03/16/                                          1.20            9.31             9.17         212
9/30/02/16/                                          1.34           11.37            11.20         301
9/30/01/16/                                          1.52           11.82            11.66         331
Investor A Class
9/30/05                                              1.25%           7.41%            7.12%        129%
9/30/04                                              1.34            7.29             7.05         172
9/30/03/16/                                          1.36            8.81             8.68         212
9/30/02/16/                                          1.48           10.42            10.28         301
9/30/01/16/                                          1.68           10.55            10.39         331
Investor B Class
9/30/05                                              1.89%           6.74%            6.56%        129%
9/30/04                                              1.99            6.49             6.35         172
9/30/03/16/                                          2.12            8.39             8.25         212
9/30/02/16/                                          2.23            9.81             9.66         301
9/30/01/16/                                          2.43           10.01             9.85         331

                                                                             137

                                BlackRock Funds

                        FINANCIAL HIGHLIGHTS (CONCLUDED)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Net                            Net gain
                                          asset                          (loss) on        Distributions
                                          value        Net              investments         from net
                                        beginning   investment         (both realized      investment
                                        of period   income/14/      and unrealized)/14/     income/6/
                                        ---------   ----------     -------------------    -------------
-------------------------------------
High Yield Bond Portfolio (Continued)
-------------------------------------
Investor C Class
9/30/05                                 $    8.15   $     0.55/7/   $       0.04          $      (0.50)
9/30/04                                      7.74         0.52/7/           0.38                 (0.49)
9/30/03/16/                                  6.75         0.67              0.97                 (0.65)
9/30/02/16/                                  7.40         0.76             (0.69)                (0.72)
9/30/01/16/                                  8.92         0.83             (1.40)                (0.95)

                                                                          Net
                                                        Distributions    asset
                                        Distributions     from net       value
                                            from          realized       end of
                                           capital         gains         period
                                        -------------   -------------   --------
-------------------------------------
High Yield Bond Portfolio (Continued)
-------------------------------------
Investor C Class
9/30/05                                 $          --   $      (0.14)   $  8.10
9/30/04                                            --             --       8.15
9/30/03/16/                                        --             --       7.74
9/30/02/16/                                        --             --       6.75
9/30/01/16/                                        --             --       7.40

See accompanying notes to financial statements.

138

                                BlackRock Funds

                                                                                   Ratio of net
                                                                                    expenses to
                                                       Net                         average net
                                                      assets       Ratio of net       assets
                                                      end of        expenses to    (excluding
                                          Total       period       average net       interest
                                         return       (000)           assets         expense)
                                     -------------   ---------    --------------   ------------
-------------------------------------
High Yield Bond Portfolio (Continued)
-------------------------------------
Investor C Class
9/30/05                                 7.44%/4,8/    $ 49,939              1.72%          1.72%
9/30/04                                11.86/4,8/       61,983              1.85           1.85
9/30/03/16/                            25.48/4/         73,246              1.97           1.92
9/30/02/16/                             0.61/4/         21,939              2.08           1.91
9/30/01/16/                            (6.70)/4/        11,319              2.25           1.91

                                                                           Ratio of net
                                       Ratio of total                       investment
                                         expenses        Ratio of net        income
                                        to average        investment       to average
                                        net assets         income          net assets       Portfolio
                                        (excluding)     to average net     (excluding        turnover
                                          waivers)        assets/14/       waivers)/14/       rate
                                       -------------    --------------    ---------------   ----------
-------------------------------------
High Yield Bond Portfolio (Continued)
-------------------------------------
Investor C Class
9/30/05                                         1.89%             6.77%              6.60%         129%
9/30/04                                         1.99              6.50               6.35          172
9/30/03/16/                                     2.11              8.14               8.00          212
9/30/02/16/                                     2.23              9.73               9.59          301
9/30/01/16/                                     2.41              9.63               9.47          331
----------
1    Commencement of operations of share class.
2    Annualized.
3    Sales load not reflected in total return.
4    Contingent deferred sales load not reflected in total return.
5    Reissuance of shares.
6    Certain  prior year  amounts were  reclassified  to conform to current year presentation (Note C).
7    Calculated using the average shares outstanding method.
8    Redemption fee of 2.00% is reflected in total return calculations.
9    Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 257%.
10   Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 319%.
11   Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 371%.
12   Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 268%.
13   Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 206%.
14   Refer to Section C of the Notes to Financial Statements.
15   Non-annualized ratios were previously disclosed as annualized. Ratios updated to reflect annualization.
16   Audited by other auditors.

                                                                             139

                                BlackRock Funds

                         NOTES TO FINANCIAL STATEMENTS

(A)  Organization

     BlackRock Funds(SM) (the "Fund") was organized on December 22, 1988, as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 50 portfolios, thirteen of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each portfolio of the
Fund may offer as many as seven classes of shares. Shares of all classes of a
Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees.

     Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.
However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B) Fund Reorganization

     On January 31, 2005, BlackRock, Inc., the parent of BlackRock Advisors,
Inc. ("BlackRock"), a wholly owned subsidiary of BlackRock, Inc., acquired SSRM
Holdings, Inc., the parent of State Street Research & Management Company
("SSRM"), the investment adviser to the former State Street Research mutual funds.

     On January 31, 2005, the BlackRock Intermediate Government Bond Portfolio
acquired all of the assets and certain stated liabilities of the State Street
Research Government Income Fund. The reorganization was pursuant to an Agreement and Plan of Reorganization, which was approved by the State Street Research shareholders on January 25, 2005. Under the Agreement and Plan of
Reorganization, 28,802,131 Class A shares, 1,440,271 Class B shares and 8,786
Class R shares of the State Street Research Government Income Fund were exchanged for 34,230,267, 1,704,773 and 10,444 Investor A Class shares , respectively, of the BlackRock Intermediate Government Bond Portfolio; 6,655,830
Class B(1) shares of the State Street Research Government Income Fund were exchanged for 7,860,023 Investor B Class shares of the BlackRock Intermediate
Government Bond Portfolio; 1,118,423 Class C shares of the State Street Research
Government Income Fund were exchanged for 1,326,873 Investor C Class shares of the BlackRock Intermediate Government Bond Portfolio; and 506,641 Class S shares of the State Street Research Government Income Fund were exchanged for 603,030
Institutional shares of the BlackRock Intermediate Government Bond Portfolio.
The assets of the State Street Research Government Income Fund, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. Upon the reorganization of such funds on January 31, 2005, the value of the BlackRock Intermediate Government Bond Portfolio's net assets
(including $474,664,383 in net assets of the State Street Research Government
Income Fund, including $2,522,392 of unrealized depreciation, undistributed net investment income of $68,232 and undistributed net realized loss on investments of ($21,212,995), which was classified as paid-in-capital) was $771,988,963 before the open of business.

     On January 31, 2005, the BlackRock High Yield Bond Portfolio acquired all of the assets and certain stated liabilities of the State Street Research High
Income Fund. The reorganization was pursuant to an Agreement and Plan of
Reorganization, which was approved by the State Street Research shareholders on
January 25, 2005. Under the Agreement and Plan of Reorganization, 58,203,330
Class A shares and 8,812,212 Class B shares of the State Street Research High
Income Fund were exchanged for 24,943,276 and 3,736,993 Investor A Class shares, respectively, of the BlackRock High Yield Bond Portfolio; 10,782,618 Class B(1)
shares of the State Street Research High Income Fund were exchanged for
4,562,480 Investor B Class shares of the BlackRock High Yield Bond Portfolio;
2,998,505 Class C shares of the State Street Research High Income Fund were exchanged for 1,274,746 Investor C Class shares of the BlackRock High Yield Bond
Portfolio; and 1,179,029 Class S shares of the State Street Research High Income
Fund were exchanged for 499,336 Institutional shares of the BlackRock High Yield
Bond Portfolio. The assets of the State Street Research High Income Fund, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. Upon the reorganization of such funds on January 31, 2005, the value of the BlackRock High Yield Bond Portfolio's net assets (including
$288,908,495 in net assets of the State Street Research High Income Fund, including $1,371,468 of unrealized appreciation, undistributed net investment loss of ($41,660) and undistributed net realized loss on investments of
($450,012,483), which was classified as paid-in-capital) was $944,088,761 before the open of business.

140

                                BlackRock Funds

     On April 25, 2005, the BlackRock Core Bond Total Return Portfolio acquired all of the assets and certain stated liabilities of the CIGNA Investment
Securities Fund. The reorganization was pursuant to an Agreement and Plan of
Reorganization, which was approved by the CIGNA Investment Securities Fund shareholders on April 15, 2005. Under the Agreement and Plan of Reorganization,
4,792,215 Class A shares of the CIGNA Investment Securities Fund were exchanged for 9,164,715 Investor A Class shares of the BlackRock Core Bond Total Return
Portfolio. The assets of the CIGNA Investment Securities Fund, which consisted of securities and related receivables less liabilities, were converted on a tax-free basis. Upon the reorganization of such funds on April 25, 2005, the value of the BlackRock Core Bond Total Return Portfolio's net assets (including
$88,882,541 in net assets of the CIGNA Investment Securities Fund, including
$873,954 of unrealized appreciation, undistributed net investment loss of
($21,863) and undistributed net realized loss on investments of ($1,612,651), which was classified as paid-in-capital) was $2,662,804,984 before the open of business.

(C)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Investment Valuation -- Valuation of investments held by each Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the Board of Trustees
(the "Board"); an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m.
(Eastern time); the amortized cost method of valuation will be used with respect to debt securities with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board determines that such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the
Board as reflecting fair value ("Fair Value Assets"). The investment adviser and/or sub-adviser will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee.
Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board.

     When determining the price for a Fair Value Asset, the investment adviser and/or sub-adviser shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the adviser and/or sub-adviser deems relevant.

     Dividends to Shareholders -- Dividends from net investment income are declared by each Portfolio each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of each Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each
Portfolio will be based on periodic projections of its net investment income.
Net realized capital gains, if any, are distributed at least annually.

     Foreign Currency Translation -- The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S.
dollars on the following basis:

     (I)  Market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolios isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The Portfolios report certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     Forward Foreign Currency Contracts -- Certain Portfolios may enter into forward foreign currency contracts as a hedge against either specific transactions or Portfolio positions. These contracts are adjusted by the daily forward

                                                                             141

                                BlackRock Funds

                   NOTES TO FINANCIAL STATEMENTS (Continued)

exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S.
dollar.

     The  aggregate  principal  amounts of the contracts are not recorded as the
Portfolios intend to settle the contracts prior to delivery.  Under the terms of foreign  currency  contracts  open at September  30, 2005,  the  Portfolios  are obligated  to  deliver or  receive  currency  in  exchange  for U.S.  dollars as indicated below:

142

                                 BlackRock Funds

                                                                                                                          Net
                                                                                                                      Unrealized
                                                                                                       Value at         Foreign
 Settlement                    Currency                    Currency                  Contract      September 30,      Exchange
    Date                        Amount                       Sold                     Amount             2005         Gain/(Loss)
------------               --------------     ---------------------------------   ------------     -------------     ------------
Low Duration Bond
 10/20/05                      11,610,911     European Currency Unit ..........   $ 14,067,630      $ 14,017,177     $     50,453
 10/27/05                      33,881,000     New Zealand Dollar ..............     23,140,723        23,379,110         (238,387)
                                                                                  ------------      ------------     ------------
                                                                                  $ 37,208,353      $ 37,396,287     $   (187,934)
                                                                                  ============      ============     ============
Intermediate PLUS Bond
 10/20/05                         198,103     European Currency Unit ..........   $    240,019      $    239,158     $        861
 10/27/05                         593,975     New Zealand Dollar ..............        405,685           409,864           (4,179)
                                                                                  ------------      ------------     ------------
                                                                                  $    645,704      $    649,022     $     (3,318)
                                                                                  ============      ============     ============
Core Bond Total Return
 10/20/05                      22,270,611     European Currency Unit ..........   $ 26,982,783      $ 26,886,010     $     96,773
 10/27/05                      37,286,500     New Zealand Dollar ..............     25,466,679        25,729,027         (262,348)
                                                                                  ------------      ------------     ------------
                                                                                  $ 52,449,462      $ 52,615,037     $   (165,575)
                                                                                  ============      ============     ============
Core PLUS Total Return
 10/20/05                       3,114,703     European Currency Unit ..........   $  3,773,734      $  3,760,200     $     13,534
 10/26/05                      23,498,423     Mexican Peso ....................      2,178,200         2,169,181            9,019
 10/27/05                       3,314,255     New Zealand Dollar ..............      2,263,636         2,286,955          (23,319)
                                                                                  ------------      ------------     ------------
                                                                                  $  8,215,570      $  8,216,336     $       (766)
                                                                                  ============      ============     ============
Inflation Protected Bond
 10/20/05                         517,478     European Currency Unit ..........   $    631,426      $    624,721     $      6,705
 10/24/05                       1,311,000     Great British Pound .............      2,294,878         2,318,516          (23,638)
 10/25/05                       6,942,074     Swedish Krone ...................        894,205           900,306           (6,101)
 10/28/05                         926,300     Canadian Dollar .................        771,898           798,630          (26,732)
                                                                                  ------------      ------------     ------------
                                                                                  $  4,592,407      $  4,642,173     $    (49,766)
                                                                                  ============      ============     ============
Managed Income
 10/20/05                       4,812,543     European Currency Unit ..........   $  5,830,815      $  5,809,903     $     20,912
                                                                                  ============      ============     ============
International Bond
 10/20/05                     100,100,000     European Currency Unit ..........   $122,460,336      $120,779,071     $  1,681,265
 10/24/05                      12,253,497     Great British Pound .............     21,720,650        21,676,395           44,255
 10/24/05                       3,275,406     European Currency Unit ..........      3,960,280         3,954,171            6,109
 10/25/05                     233,749,756     Swedish Krone ...................     30,112,135        30,242,264         (130,129)
 10/25/05                       7,113,918     European Currency Unit ..........      8,578,213         8,574,023            4,190
 10/26/05                      74,417,631     Mexican Peso ....................      6,898,186         6,876,863           21,323
 10/27/05                   1,273,737,800     Japanese Yen ....................     11,555,248        11,265,735          289,513
 10/27/05                      28,959,215     New Zealand Dollar ..............     19,732,844        20,033,602         (300,758)
 10/28/05                      34,464,206     Canadian Dollar .................     28,588,062        29,715,183       (1,127,121)
 10/28/05                      65,584,007     Polish Zloty ....................     19,502,675        20,187,769         (685,094)
 11/25/05                       6,140,000     European Currency Unit ..........      7,492,922         7,402,674           90,248
                                                                                  ------------      ------------     ------------
                                                                                  $280,601,551      $280,707,750     $   (106,199)
                                                                                  ============      ============     ============
High Yield Bond
 10/20/05                       6,593,500     European Currency Unit ..........   $  7,976,009      $  7,959,948     $     16,061
                                                                                  ============      ============     ============

                                                                             143

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                                                                           Net
                                                                                                                       Unrealized
                                                                                                     Value at            Foreign
 Settlement                   Currency                    Currency                  Contract        September 30,        Exchange
    Date                       Amount                      Bought                    Amount             2005           Gain/(Loss)
------------               --------------     ---------------------------------   -------------    --------------    -------------
Low Duration Bond
 10/20/05                         991,153     European Currency Unit ..........   $   1,219,381    $    1,196,561    $     (22,820)
 10/27/05                      13,208,156     New Zealand Dollar ..............       8,889,144         9,114,103          224,959
                                                                                  -------------    --------------    -------------
                                                                                  $  10,108,525    $   10,310,664    $     202,139
                                                                                  =============    ==============    =============
Intermediate PLUS Bond
 10/20/05                          21,971     European Currency Unit ..........   $      27,030    $       26,524    $        (506)
 10/27/05                          97,528     New Zealand Dollar ..............          66,085            67,298            1,213
                                                                                  -------------    --------------    -------------
                                                                                  $      93,115    $       93,822    $         707
                                                                                  =============    ==============    =============
Core Bond Total Return
 10/20/05                       3,809,846     European Currency Unit ..........   $   4,687,120    $    4,599,405    $     (87,715)
 10/27/05                       9,330,523     New Zealand Dollar ..............       6,354,979         6,438,397           83,418
                                                                                  -------------    --------------    -------------
                                                                                  $  11,042,099    $   11,037,802    $      (4,297)
                                                                                  =============    ==============    =============
Core PLUS Total Return
 10/20/05                         696,040     European Currency Unit ..........   $     856,314    $      840,289    $     (16,025)
 10/26/05                       8,526,690     Mexican Peso ....................         785,632           787,114            1,482
 10/27/05                       1,171,668     New Zealand Dollar ..............         789,906           808,493           18,587
                                                                                  -------------    --------------    -------------
                                                                                  $   2,431,852    $    2,435,896    $       4,044
                                                                                  =============    ==============    =============
Inflation Protected Bond
 10/20/05                           5,509     European Currency Unit ..........   $       6,778    $        6,651    $        (127)
 10/24/05                         940,000     Great British Pound .............       1,633,077         1,662,399           29,322
 10/25/05                       7,000,000     Swedish Krone ...................         895,713           907,819           12,106
 10/27/05                         365,262     Japanese Yen ....................           3,282             3,233              (49)
                                                                                  -------------    --------------    -------------
                                                                                  $   2,538,850    $    2,580,102    $      41,252
                                                                                  =============    ==============    =============
Managed Income
 10/20/05                          48,273     European Currency Unit ..........   $      59,389    $       58,277    $      (1,112)
 10/27/05                           2,745     New Zealand Dollar ..............           1,847             1,894               47
                                                                                  -------------    --------------    -------------
                                                                                  $      61,236    $       60,171    $      (1,065)
                                                                                  =============    ==============    =============
International Bond
 10/20/05                     156,752,355     European Currency Unit ..........   $ 190,491,887    $  189,131,069    $  (1,360,818)
 10/21/05                       4,812,760     Australian Dollar ...............       3,594,710         3,672,364           77,654
 10/24/05                       3,339,166     European Currency Unit ..........       4,143,522         4,031,144         (112,378)
 10/24/05                       4,692,900     Great British Pound .............       8,272,214         8,302,061           29,847
 10/25/05                      14,276,456     Norwegian Krone .................       2,173,845         2,190,380           16,535
 10/25/05                       9,573,653     Swiss Francs ....................       7,457,597         7,439,256          (18,341)
 10/25/05                     311,884,866     Swedish Krone ...................      40,348,346        40,392,003           43,657
 10/26/05                       9,161,047     Mexican Peso ....................         851,438           846,564           (4,874)
 10/26/05                       3,300,000     Singapore Dollar ................       1,965,184         1,954,814          (10,370)
 10/27/05                  25,618,624,853     Japanese Yen ....................     231,367,404       226,587,167       (4,780,237)
 10/27/05                       9,116,261     New Zealand Dollar ..............       6,262,789         6,306,438           43,649
 10/28/05                      11,390,931     Canadian Dollar .................       9,588,604         9,821,292          232,688
 10/28/05                      54,951,461     Danish Krone ....................       8,922,140         8,887,939          (34,201)
 10/28/05                      13,949,260     Polish Zloty ....................       4,227,693         4,293,797           66,104
 11/25/05                      15,140,000     Singapore Dollar ................       9,107,041         8,979,994         (127,047)
 11/25/05                   2,101,330,760     Japanese Yen ....................      19,198,511        18,625,878         (572,633)
                                                                                 --------------    --------------    -------------
                                                                                 $  547,972,925    $  541,462,160    $  (6,510,765)
                                                                                 ==============    ==============    =============

144

                                BlackRock Funds

     Swap Agreements -- The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates or foreign currencies. Swap agreements involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest or a specified amount of a currency (e.g., an exchange of floating rate payments for fixed rate payments)
with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as realized gain or loss. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

     At  September  30,  2005,  the  following  Portfolios  had swap  agreements outstanding:

                                                                Interest     Interest                           Unrealized
                                                Termination    Receivable     Payable       Notional amount    Appreciation
Portfolio                      Counter-party       Date           Rate         Rate        (Local Currency)   (Depreciation)
----------------------         --------------   -----------    ----------   ----------     ----------------   --------------
Enhanced Income                Deutsche Bank      08/31/07       4.41%       3.86%/1/      $      5,700,000    $     (12,478)
                               Deutsche Bank      09/30/10       4.55%       4.02%/1/               700,000           (2,868)

Low Duration Bond              Deutsche Bank      02/10/07       2.68%       3.76%/1/            80,300,000       (2,094,400)
                               Goldman Sachs      09/27/07       4.38%       3.97%/1/            65,300,000         (233,720)
                               Deutsche Bank      09/30/10       4.55%       4.02%/1/            17,900,000          (73,346)

Intermediate Government        Deutsche Bank      02/10/07       2.68%       3.76%/1/            12,800,000         (333,852)
Bond                           Union Bank of      04/22/07       3.63%/1/    3.04%               24,000,000          385,200
                               Switzerland
                               Deutsche Bank      08/02/07       4.39%       3.70%/1/            29,200,000          (61,321)
                               Deutsche Bank      08/17/07       4.44%       3.80%/1/            40,900,000          (59,208)
                               Goldman Sachs      09/27/07       4.38%       3.97%/1/            11,600,000          (41,518)
                               Union Bank of      09/27/08       4.42%       3.97%/1/             3,300,000          (16,129)
                               Switzerland
                               Morgan Stanley     06/17/10       4.31%       3.89%/1/             4,100,000          (12,277)
                               Morgan Stanley     07/01/10       4.17%       3.50%/1/            32,600,000         (617,098)
                               Morgan Stanley     06/14/14       3.85%/1/    5.31%                4,700,000         (252,214)
                               JP Morgan          05/26/15       3.84%/1/    4.50%                4,900,000           44,097
                               Chase
                               Morgan Stanley     07/01/15       3.50%/1/    4.39%               17,000,000          480,327
                               Morgan Stanley     07/01/15       3.50%/1/    4.39%               18,100,000          506,340

Intermediate Bond              Union Bank of      04/22/07       3.63%/1/    3.04%               76,000,000        1,219,800
                               Switzerland
                               Deutsche Bank      08/02/07       4.39%       3.70%/1/            38,800,000          (81,481)
                               Deutsche Bank      08/17/07       4.44%       3.80%/1/            45,400,000          (65,723)
                               Goldman Sachs      09/27/07       4.38%       3.97%/1/            95,100,000         (340,380)
                               Union Bank of      09/27/08       4.42%       3.97%/1/             7,400,000          (36,168)
                               Switzerland
                               Morgan Stanley     06/17/10       4.31%       3.89%/1/            15,900,000          (47,612)
                               Union Bank of      08/31/10       3.86%/1/    4.50%               17,800,000          104,842
                               Switzerland
                               Union Bank of      09/27/10       4.51%       3.97%/1/            42,800,000         (257,946)
                               Switzerland
                               Morgan Stanley     06/14/14       3.85%/1/    5.31%               14,400,000         (772,740)
                               Merrill Lynch      07/22/14       3.63%/1/    4.93%               15,300,000         (230,265)
                               Goldman Sachs      10/01/14       3.50%/1/    4.51%               16,100,000           76,106
                               JP Morgan          05/26/15       3.84%/1/    4.50%                6,400,000           57,595
                               Chase
                               Morgan Stanley     07/01/15       3.50%/1/    4.39%               22,000,000          621,600
                               Morgan Stanley     08/02/15       4.73%       3.70%/1/            14,700,000          (38,935)

Intermediate PLUS Bond         Deutsche Bank      08/02/07       4.39%       3.70%/1/             1,100,000           (2,310)
                               Deutsche Bank      08/17/07       4.44%       3.80%/1/             2,000,000           (2,895)
                               Union Bank of      09/27/10       4.51%       3.97%/1/             1,200,000           (7,232)
                               Switzerland
                               JP Morgan          04/08/12       3.56%/1/    4.72%                  700,000          (10,956)
                               Chase
                               Union Bank of      11/26/14       3.84%/1/    4.58%                1,000,000             (308)
                               Switzerland
                               JP Morgan          05/26/15       3.84%/1/    4.50%                  200,000            1,800
                               Chase

                                                                             145

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                 Interest      Interest                         Unrealized
                                                Termination     Receivable     Payable     Notional amount    Appreciation
Portfolio                      Counter-party       Date            Rate          Rate      (Local Currency)   (Depreciation)
----------------------         --------------   -----------     ----------    ----------   ----------------   --------------
Core Bond Total Return         Morgan Stanley     06/14/06        3.22%         3.85%/1/   $    114,465,000   $      (13,923)
                               Morgan Stanley     06/17/06        3.21%         3.89%/1/         84,600,000          (10,526)
                               Deutsche Bank      08/02/07        4.39%         3.70%/1/        111,900,000         (234,994)
                               Deutsche Bank      08/17/07        4.44%         3.80%/1/        162,400,000         (235,096)
                               Union Bank of      09/27/08        4.42%         3.97%/1/         29,700,000         (145,159)
                               Switzerland
                               Morgan Stanley     06/17/10        4.31%         3.89%/1/         40,000,000         (119,779)
                               Merrill Lynch      07/15/10        4.37%         3.60%/1/         64,480,000         (669,947)
                               Union Bank of      08/31/10        3.86%/1/      4.50%            36,850,000          217,047
                               Switzerland
                               Union Bank of      09/27/10        4.51%         3.97%/1/         33,100,000         (199,487)
                               Switzerland
                               Morgan Stanley     02/17/14        3.80%/1/      4.41%            34,300,000          754,959
                               Goldman Sachs      04/22/14        3.63%/1/      4.89%            30,000,000         (733,449)
                               Citibank           06/10/14        3.83%/1/      5.24%            29,000,000       (1,428,479)
                               Morgan Stanley     06/14/14        3.85%/1/      5.31%            37,300,000       (2,001,612)
                               Merrill Lynch      07/22/14        3.63%/1/      4.93%            41,100,000         (618,555)
                               Goldman Sachs      10/01/14        3.50%/1/      4.51%            10,200,000           48,216
                               Merrill Lynch      03/17/15        3.87%/1/      4.90%            53,400,000         (566,574)
                               JP Morgan          05/26/15        3.84%/1/      4.50%            18,400,000          165,587
                               Chase
                               Morgan Stanley     07/11/15        4.44%         3.55%/1/         22,800,000         (553,090)
                               Morgan Stanley     08/02/15        4.73%         3.70%/1/         39,100,000         (103,561)
                               Union Bank of      12/07/15        5.94%/2/       N/A/3/          14,900,000        1,325,504
                               Switzerland
                               Merrill Lynch      07/29/19        3.68%/1/      5.37%             6,150,000         (310,944)
                               Merrill Lynch      08/13/19        5.16%         3.79%/1/          8,175,000          230,372
                               Merrill Lynch      10/27/19        4.78%         3.66%/1/          5,100,000           10,506

Core PLUS Total Return         Morgan Stanley     06/14/06        3.22%         3.85%/1/         10,855,000           (1,320)
                               Morgan Stanley     06/17/06        3.21%         3.89%/1/          8,000,000             (995)
                               Deutsche Bank      08/02/07        4.39%         3.70%/1/         16,100,000          (33,811)
                               Deutsche Bank      08/17/07        4.44%         3.80%/1/         21,500,000          (31,124)
                               JP Morgan          09/20/07        3.89%/1/      4.35%            24,000,000           88,320
                               Chase
                               Union Bank of      09/27/08        4.42%         3.97%/1/          2,300,000          (11,241)
                               Switzerland
                               Morgan Stanley     06/17/10        4.31%         3.89%/1/          5,300,000          (15,871)
                               Merrill Lynch      07/15/10        4.37%         3.60%/1/          8,205,000          (85,250)
                               Union Bank of      09/27/10        4.51%         3.97%/1/          5,600,000          (33,750)
                               Switzerland
                               Morgan Stanley     02/17/14        3.80%/1/      4.41%             3,500,000           77,037
                               Goldman Sachs      04/22/14        3.63%/1/      4.89%             8,000,000         (195,586)
                               Morgan Stanley     06/14/14        3.85%/1/      5.31%             4,300,000         (230,749)
                               Merrill Lynch      07/22/14        3.63%/1/      4.93%             4,900,000          (73,745)
                               Merrill Lynch      03/17/15        3.87%/1/      4.90%             6,200,000          (65,782)
                               Deutsche Bank      04/01/15        5.03%         3.50%/1/          3,500,000          (70,275)
                               JP Morgan          05/26/15        3.84%/1/      4.50%             2,400,000           21,598
                               Chase
                               Morgan Stanley     07/11/15        4.44%         3.55%/1/          4,000,000          (97,033)
                               Morgan Stanley     08/02/15        4.73%         3.70%/1/          4,700,000          (12,449)
                               JP Morgan          09/20/15        4.70%         3.89%/1/          5,200,000          (32,552)
                               Chase
                               Union Bank of      12/07/15        5.94%/2/       N/A/3/           1,400,000          124,544
                               Switzerland
                               Merrill Lynch      07/29/19        3.68%/1/      5.37%               725,000          (36,656)
                               Merrill Lynch      08/13/19        5.16%         3.79%/1/          1,000,000           28,180
                               Merrill Lynch      10/27/19        4.78%         3.66%/1/            600,000            1,236

146

                                BlackRock Funds

                                                                  Interest       Interest                         Unrealized
                                                Termination      Receivable      Payable     Notional amount     Appreciation
Portfolio                      Counter-party       Date            Rate            Rate      (Local Currency)   (Depreciation)
----------------------         --------------   -----------     ----------    ----------   ----------------   ---------------
Government Income              Morgan Stanley     06/14/06        3.22%         3.85%/1/   $      8,190,000    $        (996)
                               Morgan Stanley     06/17/06        3.21%         3.89%/1/          6,100,000             (759)
                               Deutsche Bank      03/23/07        4.53%/4/       N/A/5/         160,000,000         (235,500)
                               Union Bank of      04/16/07        3.61%/1/      3.00%            10,000,000          166,700
                               Switzerland
                               Deutsche Bank      08/02/07        4.39%         3.70%/1/         22,500,000          (47,251)
                               Deutsche Bank      03/23/10        3.96%/1/      4.60%            34,100,000           32,526
                               Morgan Stanley     06/17/10        4.31%         3.89%/1/          5,900,000          (17,667)
                               Union Bank of      08/16/10        3.79%/1/      4.56%             7,400,000           21,682
                               Switzerland
                               Union Bank of      09/27/10        4.51%         3.97%/1/          1,500,000           (9,040)
                               Switzerland
                               Merrill Lynch      07/22/14        3.63%/1/      4.93%             3,300,000          (49,665)
                               Morgan Stanley     10/01/14        3.50%/1/      4.52%             3,400,000           13,178
                               Union Bank of      11/26/14        3.84%/1/      4.58%            50,000,000          (15,385)
                               Switzerland
                               Union Bank of      03/21/15        4.88%         3.92%/1/          6,000,000           55,320
                               Switzerland
                               Deutsche Bank      03/24/15        5.08%         3.96%/1/         11,100,000          266,559
                               Deutsche Bank      03/29/15        5.11%         3.96%/1/         11,000,000          289,140
                               Morgan Stanley     07/11/15        4.44%         3.55%/1/          4,000,000          (97,033)
                               Morgan Stanley     08/02/15        4.73%         3.70%/1/          3,100,000           (8,211)

 Inflation Protected Bond      JP Morgan          05/26/15        3.84%/1/      4.50%               300,000            2,700
                               Chase
                               Deutsche Bank      09/29/15        4.05%/1/      4.76%               300,000              511

 GNMA                          Morgan Stanley     06/14/06        3.22%         3.85%/1/         16,185,000           (1,969)
                               Morgan Stanley     06/17/06        3.21%         3.89%/1/         12,000,000           (1,493)
                               Deutsche Bank      03/23/07        4.53%/4/       N/A/5/          80,000,000         (117,750)
                               Union Bank of      04/16/07        3.61%/1/      3.00%            15,000,000          250,050
                               Switzerland
                               Deutsche Bank      08/02/07        4.39%         3.70%/1/          9,200,000          (19,320)
                               Deutsche Bank      03/23/10        3.96%/1/      4.60%            17,100,000           16,311
                               Union Bank of      08/16/10        3.79%/1/      4.56%             4,900,000           14,357
                               Switzerland
                               Union Bank of      09/27/10        4.51%         3.97%/1/          3,000,000          (18,080)
                               Switzerland
                               Morgan Stanley     06/14/14        3.85%/1/      5.31%             3,800,000         (203,918)
                               Merrill Lynch      07/22/14        3.63%/1/      4.93%             4,300,000          (64,715)
                               Morgan Stanley     10/01/14        3.50%/1/      4.52%             4,100,000           15,892
                               Morgan Stanley     07/11/15        4.44%         3.55%/1/          1,800,000          (43,665)
                               Morgan Stanley     08/02/15        4.73%         3.70%/1/          4,100,000          (10,859)

 Managed Income                Morgan Stanley     06/14/06        3.22%         3.85%/1/         46,345,000           (5,637)
                               Morgan Stanley     06/17/06        3.21%         3.89%/1/         34,200,000           (4,255)
                               Union Bank of      04/16/07        3.61%/1/      3.00%            50,000,000          833,500
                               Switzerland
                               Deutsche Bank      08/02/07        4.39%         3.70%/1/         30,700,000          (64,471)
                               Deutsche Bank      08/17/07        4.44%         3.80%/1/         11,400,000          (16,503)
                               JP Morgan          09/20/07        3.89%/1/      4.35%            78,000,000          287,040
                               Chase
                               Morgan Stanley     06/17/10        4.31%         3.89%/1/         10,800,000          (32,340)
                               Merrill Lynch      07/15/10        4.37%         3.60%/1/         17,020,000         (176,838)
                               Union Bank of      09/27/10        4.51%         3.97%/1/          2,300,000          (13,862)
                               Switzerland
                               Goldman Sachs      10/04/10        4.66%         4.07%/1/         37,000,000          (97,953)
                               Morgan Stanley     02/17/14        3.80%/1/      4.41%            12,000,000          264,125
                               Goldman Sachs      04/22/14        3.63%/1/      4.89%            20,000,000         (488,966)
                               Citibank           06/10/14        3.83%/1/      5.24%             9,500,000         (467,950)
                               Morgan Stanley     06/14/14        3.85%/1/      5.31%            12,100,000         (649,317)
                               Merrill Lynch      07/22/14        3.63%/1/      4.93%            13,100,000         (197,155)
                               Merrill Lynch      03/17/15        3.87%/1/      4.90%            17,000,000         (180,370)
                               Union Bank of      03/21/15        4.88%         3.92%/1/         10,000,000           92,200
                               Switzerland
                               JP Morgan          05/26/15        3.84%/1/      4.50%             4,900,000           44,097
                               Chase
                               Morgan Stanley     07/11/15        4.44%         3.55%/1/          6,000,000         (145,550)
                               Morgan Stanley     08/02/15        4.73%         3.70%/1/         12,500,000          (33,108)
                               JP Morgan          09/20/15        4.70%         3.89%/1/         16,900,000         (105,794)
                               Chase
                               Union Bank of      12/07/15        5.94%/2/       N/A/3/           5,900,000          524,864
                               Switzerland
                               Merrill Lynch      07/29/19        3.68%/1/      5.37%             1,950,000          (98,592)
                               Merrill Lynch      08/13/19        5.16%         3.79%/1/          2,550,000           71,859
                               Merrill Lynch      10/27/19        4.78%         3.66%/1/          1,600,000            3,296

                                                                             147

                                BlackRock Funds

                   NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                 Interest      Interest                             Unrealized
                                                Termination     Receivable      Payable    Notional amount         Appreciation
Portfolio                      Counter-party       Date            Rate          Rate      (Local Currency)       (Depreciation)
----------------------         --------------   -----------     ----------    ----------   ----------------      -----------------
 International Bond            Morgan Stanley     06/14/06        3.22%        3.85%/1/    $     11,050,000      $         (1,344)
                               Morgan Stanley     06/17/06        3.21%        3.89%/1/           8,200,000                (1,020)
                               Deutsche Bank      04/01/07        4.28%        3.50%/1/          20,000,000               (79,478)
                               Union Bank of      05/19/07        N/A/6/       4.49%/7/          20,000,000 GBP           (30,428)
                               Switzerland
                               Citibank           08/15/07        2.26%        2.12%/8/         139,000,000 SGD          (124,253)
                               Morgan Stanley     07/01/10        4.17%        3.50%/1/          36,900,000              (698,494)
                               Citibank           08/15/10        2.10%/8/     2.63%             57,750,000 SGD            38,644
                               Morgan Stanley     08/26/10        1.67%/9/     2.84%            135,000,000 SEK            23,620
                               Merrill Lynch      09/29/10        1.66%/9/     2.86%             90,000,000 SEK            21,425
                               Deutsche Bank      08/02/12        6.42%        6.98%/10/          3,100,000 NZD           (22,162)
                               Morgan Stanley     02/17/14        3.80%/1/     4.41%              4,100,000                90,243
                               Morgan Stanley     06/14/14        3.85%/1/     5.31%              5,800,000              (311,243)
                               Deutsche Bank      04/01/15        5.03%        3.50%/1/          11,000,000              (220,863)
                               Morgan Stanley     07/01/15        3.50%/1/     4.39%             20,500,000               573,479
                               Union Bank of      08/25/15        6.47%        6.98%/10/         10,000,000 NZD           (40,703)
                               Switzerland

High Yield Bond                Citibank           12/20/09        3.75%         N/A/11/           6,000,000                 6,573
                               JP Morgan          12/20/09         N/A/12/     3.75%              3,500,000               (69,635)
                               Chase
                               Citibank           03/20/10        4.74%         N/A/13/           6,000,000               120,968
                               Merrill Lynch      06/20/10         N/A/14/     0.99%              2,000,000                 3,116
                               Merrill Lynch      06/20/10        1.90%         N/A/15/           2,000,000                29,240
                               JP Morgan          12/20/10         N/A/16/     2.33%              1,000,000                    --
                               Chase
                               Merrill Lynch      12/20/10        2.45%         N/A/17/           3,000,000                29,354
                               Morgan Stanley     12/20/10         N/A/16/     2.30%              1,000,000                    --
----------
/1/  Rate  shown  is based on the 3 month  LIBOR as of the most  recent  payment date.
/2/  Per the terms of the agreement, rate becomes effective 12/07/05.
/3/  Rate to be determined based on the 3 month LIBOR on 12/07/05.
/4/  Per the terms of the agreement, rate becomes effective 03/23/06.
/5/  Rate to be determined based on the 3 month LIBOR on 03/23/06.
/6/  Rate to be determined based on the 6 month GBP LIBOR on 05/19/06.
/7/  Per the terms of the agreement, rate becomes effective 05/19/06.
/8/  Rate  shown  is based on the 6 month  SIBOR as of the most  recent  payment date.
/9/  Rate  shown is based on the 3 month  STIBOR as of the most  recent  payment date.
/10/ Rate  shown  is based on the 3 month  BBA NZD  LIBOR as of the most  recent payment date.
/11/ Rate to be determined  upon notice of event of default by The Goodyear Tire
     & Rubber Company on 7.857% bond issue maturing 08/15/2011.
/12/ Rate to be determined upon notice of event of default by DJ CDX:NA.HY3.
/13/ Rate to be  determined  upon  notice of event of default by Levi  Strauss &
     Company on 12.25% bond issue maturing 12/15/2012.
/14/ Rate to be determined upon notice of event of default by Teco Energy,  Inc.
     on 7.20% bond issue maturing 05/01/2011.
/15/ Rate to be  determined  upon  notice  of event  of  default  by CMS  Energy
     Corporation on 8.50% bond issue maturing 04/15/2011.
/16/ Rate to be determined  upon notice of event of default by NRG Energy,  Inc.
     on 8.00% bond issue maturing 12/15/2013.
/17/ Rate to be determined  upon notice of event of default by Utilicorp  Canada
     Finance Corp. on 7.75% bond issue maturing 06/15/2011.

148

                                BlackRock Funds

     As a result of recent changes in GAAP, the Portfolio's have previously reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the per share amounts in prior years financial highlights. Net investment income ratios in the financial highlights (from 2001-2003), have also been modified accordingly.
This reclassification had no effect on the Portfolio's net asset value, either in total or per share, or their total increase (decrease) in net assets from operations during any period. The effects of these reclassifications in the financial highlights are as follows:

                                                                      Low Duration Bond
                                      ------------------------------------------------------------------------------------------
                                       BlackRock    Institutional      Service         Investor A     Investor B      Investor C
                                      -----------   -------------     ------------    ------------   ------------   ------------
Net Investment Income Ratio
  9/30/2003 ....................              --%          (0.01)%         (0.01)%           (0.01)%      (0.01)%         (0.01)%
  9/30/2002 ....................              --%             --%             --%               --%          --%             --%
  9/30/2001 ....................              --%             --%          (0.01)%           (0.01)%         --%          (0.01)%
Net Investment Income per Share
  9/30/2003 ....................      $       --     $        --      $       --      $         --   $       --     $        --
  9/30/2002 ....................      $       --     $        --      $       --      $         --   $       --     $        --
  9/30/2001 ....................      $       --     $        --      $       --      $         --   $       --     $        --

                                                   Intermediate Government Bond
                                --------------------------------------------------------------------------
                                 Institutional      Service      Investor A     Investor B     Investor C
                                ---------------   -----------   ------------   ------------   ------------
Net Investment Income Ratio
 9/30/2003 ....................            0.05%         0.05%          0.05%          0.05%           0.05%
 9/30/2002 ....................            0.12%         0.11%          0.12%          0.12%           0.12%
 9/30/2001 ....................            0.01%         0.01%          0.01%          0.01%           0.01%
Net Investment Income per Share
 9/30/2003 ....................  $           --    $     0.01    $      0.01    $        --    $         --
 9/30/2002 ....................  $         0.01    $     0.01    $      0.02    $      0.02    $       0.01
 9/30/2001 ....................  $           --    $       --    $        --    $      0.01    $       0.01

                                                                Intermediate Bond
                               ---------------------------------------------------------------------------------------------
                                 BlackRock      Institutional       Service       Investor A     Investor B      Investor C
                               ------------    ---------------    -----------    ------------   ------------   -------------
Net Investment Income Ratio
 9/30/2003 ....................       (0.08)%            (0.07)%        (0.08)%         (0.08)%        (0.07)%          (0.07)%
 9/30/2002 ....................       (0.02)%            (0.02)%        (0.02)%         (0.02)%        (0.02)%          (0.02)%
 9/30/2001 ....................        0.01%              0.01%          0.01%           0.01%          0.01%            0.01%
Net Investment Income per Share
 9/30/2003 ....................  $       --      $       (0.01)     $   (0.01)     $    (0.01)    $    (0.01)     $     (0.01)
 9/30/2002 ....................  $    (0.01)     $       (0.01)     $      --      $    (0.01)    $       --      $        --
 9/30/2001 ....................  $       --      $        0.01      $      --      $     0.01     $       --      $        --

                                                                Core Bond Total Return
                               ---------------------------------------------------------------------------------------------
                                 BlackRock      Institutional       Service       Investor A     Investor B     Investor C
                               ------------    ---------------    -----------    ------------   ------------   -------------
Net Investment Income Ratio
 9/30/2003 ....................        0.02%              0.01%          0.01%           0.01%          0.02%           0.01%
 9/30/2002 ....................       (0.10)%            (0.10)%        (0.10)%         (0.10)%        (0.10)%         (0.10)%
 9/30/2001 ....................        0.02%              0.01%          0.01%           0.01%          0.02%           0.01%
Net Investment Income per Share
 9/30/2003 ....................  $       --      $          --      $      --      $       --     $       --     $        --
 9/30/2002 ....................  $    (0.01)     $       (0.01)     $      --      $    (0.01)    $       --     $        --
 9/30/2001 ....................  $       --      $          --      $      --      $     0.01     $       --     $        --

                                                                             149

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                               Core PLUS Total Return
                                 -----------------------------------------------------------------------------------
                                   BlackRock     Institutional      Service       Investor A     Investor B     Investor C
                                 -------------   -------------   -------------   ------------   ------------  -------------
Net Investment Income Ratio
 9/30/2003 ....................       (0.01)%          (0.01)%         (0.01)%        (0.01)%        (0.01)%        (0.01)%
Net Investment Income per Share
 9/30/2003 ....................  $       --       $       --      $       --     $       --      $      --    $        --

                                               Government Income
                               --------------------------------------------------------
                                BlackRock     Investor A     Investor B     Investor C
                               -----------   ------------   ------------   ------------
Net Investment Income Ratio
 9/30/2003 ....................        0.07%          0.07%          0.07%          0.07%
 9/30/2002 ....................          --%          0.20%          0.20%          0.21%
 9/30/2001 ....................          --%          0.09%          0.10%          0.09%
Net Investment Income per Share
 9/30/2003 ....................  $     0.01    $      0.01    $      0.01    $      0.01
 9/30/2002 ....................  $       --    $      0.02    $      0.02    $      0.02
 9/30/2001 ....................  $       --    $      0.01    $      0.01    $        --

                                                                       GNMA
                                  -----------------------------------------------------------------------------------------
                                   BlackRock     Institutional       Service      Investor A     Investor B     Investor C
                                  -----------   ---------------   ------------   ------------   ------------   ------------
Net Investment Income Ratio
 9/30/2003 ....................        0.11%            0.12%          0.11%          0.12%          0.12%          0.11%
 9/30/2002 ....................          --%            0.37%          0.36%          0.37%          0.37%          0.36%
 9/30/2001 ....................          --%           (0.10)%        (0.10)%        (0.10)%        (0.10)%        (0.10)%
Net Investment Income per Share
 9/30/2003 ....................  $       --    $        0.02     $     0.01     $     0.01     $     0.01     $     0.01
 9/30/2002 ....................  $       --    $        0.02     $     0.01     $     0.03     $     0.02     $     0.01
 9/30/2001 ....................  $       --    $       (0.01)    $    (0.01)    $    (0.01)    $       --     $       --

                                                            Managed Income
                                 ----------------------------------------------------------------------------
                                  Institutional       Service       Investor A     Investor B     Investor C
                                 ---------------   -------------   ------------   ------------   ------------
Net Investment Income Ratio
 9/30/2003 ....................          (0.03)%         (0.03)%        (0.03)%        (0.02)%        (0.02)%
 9/30/2002 ....................          (0.04)%         (0.04)%        (0.04)%        (0.04)%        (0.05)%
 9/30/2001 ....................           0.01%           0.01%          0.01%          0.01%          0.01%
Net Investment Income per Share
 9/30/2003 ....................  $          --     $        --     $       --     $       --     $       --
 9/30/2002 ....................  $       (0.01)    $     (0.01)    $    (0.01)    $    (0.01)    $    (0.01)
 9/30/2001 ....................  $          --     $        --     $       --     $       --     $       --

     Investment Transactions and Investment Income -- Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss is determined by use of the specific identification method, generally first in first out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are presented as an adjustment to interest income.

     Repurchase Agreements -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price.
The agreements are conditioned upon the collateral being deposited under the
Federal Reserve book-entry system or held in a separate account by the
Portfolio's custodian or an authorized securities depository.

150

                                BlackRock Funds

     Reverse Repurchase Agreements -- The Portfolios may enter into reverse repurchase agreements with qualified third party brokers-dealers as determined by and under the direction of the Board. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the statement of assets and liabilities. At the time the Portfolios enter into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

     Futures Transactions -- The Portfolios use futures and options on futures contracts typically as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use these instruments for leverage. These futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolios are required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolios each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios' basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     Stripped Mortgage Backed Securities -- The Portfolios may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO"
class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including pre-payments) on the related underlying mortgage assets, and principal pre-payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Portfolio may not fully recoup its initial investment in IOs.
Such securities will be considered liquid only if so determined in accordance with guidelines established by the Trustees. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Portfolio's limit on illiquid securities.

     Investing in Government Sponsored Enterprises -- The Portfolios invest in securities issued by the Federal Home Loan Mortgage Corporation ("Freddie Mac")
and similar United States Government sponsored entities such as Federal National
Mortgage Association ("Fannie Mae") and the Federal Home Loan Banks ("FHLB's").
Freddie Mac, Fannie Mae, and FHLB's, although chartered and sponsored by
Congress, are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by Freddie Mac, Fannie Mae and FHLB's are neither guaranteed nor insured by the United States Government.

     Option Writing/Purchasing -- The Portfolios may write or purchase financial options contracts for the purpose of hedging or earning additional income, which may be deemed speculative. When the Portfolios write or purchase an option, an amount equal to the premium received or paid by the Portfolios is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Portfolios on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the
Portfolios have realized a gain or a loss on investment transactions. The
Portfolios as writers of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Swaptions Writing -- The Portfolios may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield.
Swaption contracts wirtten by the Portfolios represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating

                                                                             151

                                BlackRock Funds

                   NOTES TO FINANCIAL STATEMENTS (Continued)

rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

     When a Portfolio writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Assets and Liabilities or Statements of Net
Assets. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Portfolio as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss.

     Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk, associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Portfolios enter into swaption contracts with counterparties whose creditworthiness has been evaluated by BlackRock. The Portfolios bear the market risk arising from any change in index values or interest rates.

     Written or purchased option and swaption transactions entered into during the year ended September 30, 2005 are summarized as follows:

                                        Intermediate                    Intermediate                  Intermediate
                                       Government Bond                      Bond                       PLUS Bond
                                -----------------------------   -----------------------------   --------------------------
                                 Number of                       Number of                       Number of
                                 Contracts        Premium        Contracts         Premium       Contracts       Premium
                                -----------   ---------------   -----------    --------------   -----------   ------------
Balance at 9/30/04 .........          4,410   $       568,835        11,512    $    1,350,390             2          1,325
Purchased ..................         (4,913)         (412,289)       (9,349)         (814,019)         (126)       (12,592)
Written ....................          8,153         2,740,842        17,190         5,007,347           983        167,305
Expired ....................         (1,169)         (350,456)       (2,994)         (844,086)         (310)       (16,831)
Closed .....................         (1,601)         (230,112)       (8,599)         (953,862)         (329)       (32,307)
                                -----------   ---------------   -----------    --------------   -----------   ------------
Balance at 9/30/05 .........          4,880   $     2,316,820         7,760    $    3,745,770           220   $    106,900
                                ===========   ===============   ===========    ==============   ===========   ============

                                          Core Bond                        Core Plus
                                         Total Return                    Total Return                 Government Income
                                -----------------------------    ----------------------------   --------------------------
                                 Number of                        Number of                      Number of
                                 Contracts         Premium        Contracts        Premium       Contracts       Premium
                                -----------   ---------------    ----------    --------------   -----------   ------------
Balance at 9/30/04 .........         37,600   $     6,144,238         3,642    $      552,320           (72)  $    (30,885)
Purchased ..................        (36,228)       (2,655,999)       (4,454)         (332,054)       (1,655)      (284,276)
Written ....................         66,931        19,205,385         8,736         2,493,443         1,860        868,652
Expired ....................         (8,979)       (4,254,423)         (506)         (334,740)           10         30,196
Closed .....................        (22,361)       (2,965,455)       (2,535)         (346,293)          575       (133,703)
                                -----------   ---------------   -----------    --------------   -----------   ------------
Balance at 9/30/05 .........         36,963   $    15,473,746         4,883    $    2,032,676           718   $    449,984
                                ===========   ===============   ===========    ==============   ===========   ============

                                        Inflation
                                      Protected Bond                     GNMA                      Managed Income
                                -----------------------------   -----------------------------   --------------------------
                                 Number of                       Number of                       Number of
                                 Contracts       Premium         Contracts         Premium       Contracts       Premium
                                -----------   ---------------   -----------    --------------   -----------   ------------
Balance at 9/30/04 .........              6   $         4,032          (108)    $     (47,058)       14,500   $  2,500,874
Purchased ..................           (300)          (38,045)         (742)         (131,294)      (10,701)      (771,922)
Written ....................            812           308,209         1,724           434,560        18,132      5,446,674
Expired ....................             58             2,861          (712)           55,943        (4,241)    (1,899,088)
Closed .....................            (75)          (79,322)          248           (81,424)       (7,356)      (929,060)
                                -----------   ---------------   -----------    --------------   -----------   ------------
Balance at 9/30/05 .........            501   $       197,735           410     $     230,727        10,334   $  4,347,478
                                ===========   ===============   ===========    ==============   ===========   ============

152

                                 BlackRock Funds

                                     International Bond              High Yield Bond
                                -----------------------------   ---------------------------
                                 Number of                       Number of
                                 Contracts        Premium        Contracts       Premium
                                -----------   ---------------   -----------   -------------
Balance at 9/30/04 .........             56   $        37,002           302   $     162,256
Purchased ..................         (1,897)         (226,388)           --              --
Written ....................          9,282         3,420,699           822         463,612
Expired ....................         (1,508)         (139,886)       (1,005)       (536,315)
Closed .....................          1,827           184,093            --              --
                                -----------   ---------------   -----------   -------------
Balance at 9/30/05 .........          7,760   $     3,275,520           119   $      89,553
                                ===========   ===============   ===========   =============

     TBA Purchase Commitments -- The Portfolios may enter into to be announced
("TBA") commitments purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Portfolios' other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation".

     Mortgage Dollar Rolls -- The Portfolios may enter into mortgage dollar rolls (principally using TBA's) in which the Portfolios sell mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date.
The Portfolios account for such dollar rolls as purchases and sales and receive compensation, in either "fee" or "drop", as consideration for entering into the commitment to repurchase. A Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

     In a "fee" roll, the compensation is recorded as deferred income and amortized to income over the roll period. In a "drop" roll, the compensation is paid via a lower price for the security upon its repurchase. The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder.
Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. A Portfolio engages in dollar rolls for the purpose of enhancing its yield, principally by earning a negotiated fee.

     Financing Transactions -- The Portfolios may enter into financing transactions consisting of a sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income. If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

     Inflation-indexed Bonds -- Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity
(as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     Bridge Debt Commitments -- At September 30, 2005, the High Yield Bond
Portfolio had $65,541 in commitments outstanding to fund high yield bridge debt.
The High Yield Bond Portfolio is entitled to a fee upon the expiration of the commitment period, generally within six months of the initial commitment date.
The bridge debt terms approximate market rates at the time the commitment is entered into.

     Securities Lending -- Through an agreement with PFPC Trust Co., the
Portfolios may lend portfolio securities to certain brokers, dealers or other financial institutions that pay the Portfolios a negotiated fee. Prior to the close of each business day, loans of U.S. securities are secured by collateral at least equal to 102% of the market value of the securities on loan. Loans of foreign securities are secured by collateral at least equal to 105% of the market value of securities on loan. However, due to market fluctuations, the value of the securities lent may exceed the value of the collateral. On the next business day, the collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Cash collateral received in connection with the securities lending is invested in short-term investments by the lending agent. The lending agent has hired BlackRock Capital Management,
Inc. ("BCM"), a

                                                                             153

                                BlackRock Funds

                   NOTES TO FINANCIAL STATEMENTS (Continued)

wholly-owned subsidiary of BlackRock, Inc., and pays BCM to provide advisory services with respect to the collateral of all of the clients of its securities lending program. The lending agent may invest such collateral in short-term investments, including the Institutional Money Market Trust (the "Trust"), a
portfolio of money market securities, or high-quality, short-term instruments with a maturity date not to exceed 397 days. BCM serves as investment adviser to the Trust, but receives no fees from the Trust for these services.
Administrative and accounting services are provided by PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. PFPC is paid a fee from the Trust at an annual rate not to exceed 0.10% of the
Trust's average daily net assets.

     At September 30, 2005, the market value of securities on loan, cash collateral invested in the Trust and total value of collateral held in connection with securities lending is summarized as follows:

                                     Market Value         Market Value of            Total Market
                                    of Securities         Cash Collateral              Value of
                                       On Loan         Invested in the Trust      Collateral Received
                                   ---------------    ----------------------      -------------------
 Core Bond Total Return .........  $       137,423    $              143,810      $           143,810
 High Yield Bond ................       97,696,768               103,315,470              103,315,470

     In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America
("Generally Accepted Accounting Principles") requires the use of management estimates. Actual results could differ from these estimates.

     Transfers In-Kind -- During the current fiscal year, September 30, 2005, there were no transfers In-kinds. During the period ended September 30, 2004, certain shareholders of the Enhanced Income Portfolio, Core Bond Total Return
Portfolio and the Intermediate Plus Portfolio transferred cash and securities with a value of $31,831,191, $183,623,838 and $22,630,997, respectively, in exchange for Portfolio shares. The securities contributed were subject to a taxable event prior to the in-kind transfers to the Portfolios and had the same market value and cost basis as of the date of transfer. Accordingly, for purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the Portfolios were equal to the market value of such securities on their date of contribution to the Portfolios resulting in no difference between book cost and tax cost.

     Other -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the
United States. Consequently, acquisition and disposition of securities by the
Portfolios may be inhibited.

     Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the
Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a
Portfolio are due to class-specific expenses, waivers and accrual adjustments.
Income, other expenses and realized and unrealized gains and losses of a
Portfolio are allocated to the respective class on the basis of the relative net assets each day.

154

                                BlackRock Funds

     The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan
(the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.

                                                           Class Specific Fee Arrangements
                                    ------------------------------------------------------------------------------
Portfolio                                                         Share Classes
                                    ------------------------------------------------------------------------------
                                          Blackrock               Institutional                 Service
                                    ----------------------     ---------------------       -----------------------
                                    Contractual    Actual     Contractual     Actual       Contractual     Actual
                                        Fees      Fees(4)         Fees       Fees(4)         Fees(1)      Fees(4)
                                    -----------   --------   -------------  ---------     -------------  ---------
Enhanced Income                        None        None          None         None            0.25%         0.25%
Low Duration Bond                      None        None          None         None            0.25%         0.25%
Intermediate Government Bond           N/A         N/A           None         None            0.25%         0.25%
Intermediate Bond                      None        None          None         None            0.25%         0.25%
Intermediate PLUS Bond                 None        None          None         None            0.25%         0.25%
Core Bond Total Return                 None        None          None         None            0.25%         0.25%
Core PLUS Total Return                 None        None          None         None            0.25%         0.25%
Government Income                      None        None          N/A          N/A             0.25%         0.25%
Inflation Protected Bond               None        None          None         None            0.25%         0.25%
GNMA                                   None        None          None         None            0.25%         0.25%
Managed Income                         N/A         N/A           None         None            0.25%         0.25%
International Bond                     None        None          None         None            0.25%         0.25%
High Yield Bond                        None        None          None         None            0.25%         0.25%

                                                           Class Specific Fee Arrangements
                                    ---------------------------------------------------------------------------
Portfolio                                                         Share Classes
                                    ---------------------------------------------------------------------------
                                         Investor A                Investor B               Investor C
                                    --------------------      --------------------     ------------------------
                                    Contractual   Actual      Contractual   Actual       Contractual     Actual
                                     Fees(2)     Fees(4)       Fees(3)     Fees(4)         Fees(3)      Fees(4)
                                    ----------   -------     -----------  --------     -------------   --------
Enhanced Income                        0.35%       0.25%          N/A        N/A             N/A           N/A
Low Duration Bond                      0.35%       0.25%         1.00%       1.00%           1.00%        1.00%
Intermediate Government Bond           0.35%       0.25%         1.00%       1.00%           1.00%        1.00%
Intermediate Bond                      0.35%       0.25%         1.00%       1.00%           1.00%        1.00%
Intermediate PLUS Bond                 0.35%       0.25%         1.00%       1.00%           1.00%        1.00%
Core Bond Total Return                 0.35%       0.25%         1.00%       1.00%           1.00%        1.00%
Core PLUS Total Return                 0.35%       0.25%         1.00%       1.00%           1.00%        1.00%
Government Income                      0.35%       0.25%         1.00%       1.00%           1.00%        1.00%
Inflation Protected Bond               0.35%       0.25%         1.00%       1.00%           1.00%        1.00%
GNMA                                   0.35%       0.25%         1.00%       1.00%           1.00%        1.00%
Managed Income                         0.35%       0.25%         1.00%       1.00%           1.00%        1.00%
International Bond                     0.35%       0.25%         1.00%       1.00%           1.00%        1.00%
High Yield Bond                        0.35%       0.25%         1.00%       1.00%           1.00%        1.00%
----------
(1) -- The maximum annual contractual fees are comprised of a 0.25% service fee.
(2) -- The maximum annual contractual fees are comprised of a 0.10%
       distribution fee and a  0.25% service fee.
(3) -- The maximum annual contractual fees are comprised of a 0.75%
       distribution fee and a  0.25% service fee.
(4) -- The actual fees are as of September 30, 2005.

     The BlackRock shares bear a transfer agent fee at an annual rate not to exceed 0.005% of the average daily net assets plus per account fees and disbursements. Institutional, Service, Investor A, Investor B and Investor C
share classes bear a tranfer agent fee at an annual rate not to exceed 0.018% of the average daily net assets of such respective classes plus per account fees and disbursements.

     For the year ended September 30, 2005, the following shows the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

                                                         Share Classes
Administration Fees                       ------------------------------------------
                                           BlackRock     Institutional     Service
                                          -----------   ---------------  -----------
Enhanced Income ......................    $     8,027   $        51,758  $        44
Low Duration Bond ....................        220,785           629,260      538,457
Intermediate Government Bond .........             --           335,153        1,739
Intermediate Bond ....................        156,911           467,106      135,466
Intermediate PLUS Bond ...............          9,133               208           --
Core Bond Total Return ...............        379,698           869,913      222,384
Core PLUS Total Return ...............        119,847                --           39
Government Income ....................          3,860                --      258,669
Inflation Protected Bond .............          8,830             5,036            1
GNMA .................................          3,780           194,647        8,669
Managed Income .......................             --           875,805      110,407
International Bond ...................         28,017           415,017      148,548
High Yield Bond ......................         49,882           237,298      206,083

                                                                        Share Classes
Administration Fees                       -------------------------------------------------------------
                                           Investor A       Investor B      Investor C        Total
                                          ------------     ------------    ------------   -------------
Enhanced Income ......................    $          2     $         --    $         --   $      59,831
Low Duration Bond ....................         117,475           80,905         137,973       1,724,855
Intermediate Government Bond .........         381,631           84,436          28,347         831,306
Intermediate Bond ....................          46,237           17,745          16,944         840,409
Intermediate PLUS Bond ...............              16               --              --           9,357
Core Bond Total Return ...............         249,371           76,530         115,665       1,913,561
Core PLUS Total Return ...............              50              161              31         120,128
Government Income ....................         259,301           62,319          40,256         624,405
Inflation Protected Bond .............           4,371            1,452           2,444          22,134
GNMA .................................          23,525           33,487          47,095         311,203
Managed Income .......................          48,743           11,347           1,653       1,047,955
International Bond ...................         248,124           29,219          80,878         949,803
High Yield Bond ......................         307,106          158,874          84,640       1,043,883

                                                                             155

                                BlackRock Funds

                   NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                Share Classes
Administration Fees Waived                ----------------------------------------------------------------
                                            BlackRock      Institutional       Service          Total
                                          -------------   ---------------   -------------   --------------
Enhanced Income ......................    $      (8,027)  $       (20,129)  $          --   $      (28,156)
Low Duration Bond ....................         (220,785)          (34,327)             --         (255,112)
Intermediate Government Bond .........               --          (335,153)         (1,147)        (336,300)
Intermediate Bond ....................         (156,911)          (26,053)             --         (182,964)
Intermediate PLUS Bond ...............           (9,133)               --              --           (9,133)/1/
Core Bond Total Return ...............         (379,698)          (44,951)             --         (424,649)
Core PLUS Total Return ...............         (119,847)               --              (7)        (119,854)
Government Income ....................           (3,860)               --              --           (3,860)
Inflation Protected Bond .............           (8,830)             (761)             --           (9,591)/2/
GNMA .................................           (3,780)          (10,076)             --          (13,856)
Managed Income .......................               --          (875,805)        (71,876)        (947,681)
International Bond ...................          (28,017)               --              --          (28,017)
High Yield Bond ......................          (49,882)          (10,135)             --          (60,017)
----------
/1/ Fund also had a fund level administration fee waiver of $22,319
/2/ Fund also had a fund level administration fee waiver of $29,323

                                                                                 Share Classes
Transfer Agent Fees                    ---------------------------------------------------------------------------------------------
                                        BlackRock    Institutional    Service    Investor A    Investor B    Investor C      Total
                                       -----------  --------------   ---------  ------------  ------------  ------------  ----------
Enhanced Income ...................... $     1,146  $        6,425   $       5  $         --  $         --  $         --  $    7,576
Low Duration Bond ....................      34,157          78,115      66,843        14,552        10,043        17,128     220,838
Intermediate Government Bond .........           -          41,605         216        47,375        10,482         3,518     103,196
Intermediate Bond ....................      22,416          57,986      16,816         5,740         2,203         2,103     107,264
Intermediate PLUS Bond ...............       1,305              24          --             2            --            --       1,331
Core Bond Total Return ...............      76,566         109,322      27,606        30,956         9,500        14,359     268,309
Core PLUS Total Return ...............      17,121              --           3             6            20             4      17,154
Government Income ....................         551              --      32,111        32,189         7,735         4,997      77,583
Inflation Protected Bond .............       1,261             625          --           538           180           304       2,908
GNMA .................................         540          24,163       1,080         2,920         4,157         5,847      38,707
Managed Income .......................          --         110,107      13,706         6,051         1,408           206     131,478
International Bond ...................       4,003          51,519      18,440        30,802         3,627        10,040     118,431
High Yield Bond ......................       7,126          29,458      25,583        38,124        19,722        10,506     130,519

156

                          BlackRock Funds

                                                                        Share Classes
Shareholder Service Fees                    ----------------------------------------------------------------------
                                              Service     Investor A     Investor B     Investor C        Total
                                            ----------   -----------    -----------   ------------   -------------
Enhanced Income ......................      $       77   $         2    $        --   $         --   $          79
Low Duration Bond ....................         928,902       202,033        139,369        237,520       1,507,824
Intermediate Government Bond .........           3,000       656,576        145,395         48,830         853,801
Intermediate Bond ....................         233,113        79,649         30,577         29,186         372,525
Intermediate PLUS Bond ...............              --            26              2             --              28
Core Bond Total Return ...............         383,421       431,881        131,891        199,376       1,146,569
Core PLUS Total Return ...............              65            86            278             55             484
Government Income ....................         447,429       447,790        107,404         69,425       1,072,048
Inflation Protected Bond .............               1         7,535          2,503          4,216          14,255
GNMA .................................          14,999        40,558         57,713         81,097         194,367
Managed Income .......................         190,563        84,022         19,546          2,855         296,986
International Bond ...................         254,988       428,695         50,444        139,760         873,887
High Yield Bond ......................         351,919       528,721        273,837        145,666       1,300,143

                                                            Share Classes
Distribution Fees                        ---------------------------------------------------
                                          Investor A    Investor B    Investor C       Total
                                         ------------  ------------  ------------   ------------
Enhanced Income .....................    $          2  $         --  $         --  $           2
Low Duration Bond ...................          80,741       418,107       712,566      1,211,414
Intermediate Government Bond ........         262,823       436,433       146,492        845,748
Intermediate Bond ...................          31,873        91,729        87,558        211,160
Intermediate PLUS Bond ..............              10             4            --             14
Core Bond Total Return ..............         171,855       395,731       598,132      1,165,718
Core PLUS Total Return ..............              34           832           167          1,033
Government Income ...................         179,180       322,214       208,274        709,668
Inflation Protected Bond ............           3,014         7,510        12,646         23,170
GNMA ................................          16,192       173,140       243,290        432,622
Managed Income ......................          33,586        58,639         8,567        100,792
International Bond ..................         171,698       151,353       419,283        742,334
High Yield Bond .....................         211,597       821,561       437,451      1,470,609

                                             Share Classes
Distribution Fees Waived                    --------------
                                              Investor A
                                            --------------
Enhanced Income ......................        $         (2)
Low Duration Bond ....................             (80,741)
Intermediate Government Bond .........            (262,823)
Intermediate Bond ....................             (31,873)
Intermediate PLUS Bond ...............                 (10)
Core Bond Total Return ...............            (171,855)
Core PLUS Total Return ...............                 (34)
Government Income ....................            (179,180)
Inflation Protected Bond .............              (3,014)
GNMA .................................             (16,192)
Managed Income .......................             (33,586)
International Bond ...................            (171,698)
High Yield Bond ......................            (211,597)

(D) Transactions with Affiliates and Related Parties

     Pursuant to an Investment Advisory Agreement, BlackRock serves as investment adviser to the Portfolios. BlackRock Financial Management, Inc.,
("BFM"), a wholly-owned subsidiary of BlackRock, serves as sub-adviser for all of the Portfolios. BlackRock, Inc. is an indirect majority-owned subsidiary of
The PNC Financial Services Group, Inc.

                                                                             157

                                BlackRock Funds

                   NOTES TO FINANCIAL STATEMENTS (Continued)

     For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each
Portfolio's average daily net assets:

                                         Each Portfolio
                                  Except the Enhanced Income,
                                 International Bond, Inflation   International Bond   Inflation Protected
                                     Protected Bond & GNMA             & GNMA                Bond
                                ------------------------------- -------------------- --------------------
                                           Investment                Investment           Investment
Average Daily Net Assets                  Advisory Fee              Advisory Fee         Advisory Fee
------------------------------- ------------------------------- -------------------- --------------------
first $1 billion                              .500%                      .550%                .400%
$1 billion--$2 billion                        .450                       .500                 .375
$2 billion--$3 billion                        .425                       .475                 .350
greater than $3 billion                       .400                       .450                 .325

     The investment advisory fee for the Enhanced Income Portfolio is .40%.

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements. The agreements set a limit on certain of the operating expenses of each Portfolio for the next year and require BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions and other extraordinary expenses). At September 30, 2005, the receivable from BlackRock in the Intermediate PLUS Bond Portfolio was $3,115
and Inflation Protected Bond Portfolio was $6,954.

     BlackRock has contractually agreed to waive or reimburse fees or expenses until February 1, 2006, in order to limit expenses as follows. This agreement is reviewed annually by the Fund's Board.

                                                                         Share Classes
Portfolio                                 ---------------------------------------------------------------------------
                                           BlackRock   Institutional   Service   Investor A   Investor B   Investor C
                                          ----------- --------------- --------- ------------ ------------ -----------
Enhanced Income ......................       0.30%         0.40%        0.75%       0.80%         NA          NA
Low Duration Bond ....................       0.40%         0.55%        0.85%       0.90%        1.65%       1.65%
Intermediate Government Bond .........        NA           0.60%        0.90%       1.07%        1.82%       1.82%
Intermediate Bond ....................       0.45%         0.60%        0.90%       0.95%        1.70%       1.70%
Intermediate PLUS Bond ...............       0.40%         0.55%        0.85%       0.90%        1.65%       1.65%
Core Bond Total Return ...............       0.40%         0.55%        0.85%       0.90%        1.65%       1.65%
Core PLUS Total Return ...............       0.40%         0.55%        0.85%       0.90%        1.65%       1.65%
Government Income ....................       0.45%          NA          0.90%       1.07%        1.82%       1.82%
Inflation Protected Bond .............       0.30%         0.40%        0.75%       0.85%        1.60%       1.60%
GNMA .................................       0.45%         0.60%        0.90%       1.07%        1.82%       1.82%
Managed Income .......................        NA           0.65%        0.95%       1.12%        1.87%       1.87%
International Bond ...................       0.78%         1.03%        1.33%       1.50%        2.25%       2.25%
High Yield Bond ......................       0.55%         0.70%        1.00%       1.17%        1.92%       1.92%

     If in the following two years the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay
BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than
$50 million in assets, (2) BlackRock continues to be the Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to
BlackRock at the previous quarterly meeting.

158

                                BlackRock Funds

     At September 30, 2005, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                                                                                            Total Waivers
                                                Expiring             Expiring             Expiring           subject to
                                            January 31, 2006     January 31, 2007     January 31, 2008      Reimbursement
                                           ------------------   ------------------   ------------------   ----------------
Enhanced Income ...................        $               --    $         271,986   $          153,323   $        425,309
Low Duration Bond .................                 3,619,537            4,373,486            2,669,664         10,662,687
Intermediate Government Bond ......                   639,093              642,708              693,880          1,975,681
Intermediate Bond .................                 1,750,280            2,070,723            1,396,711          5,217,714
Intermediate PLUS Bond ............                        --              146,763              110,897            257,660
Core Bond Total Return ............                 5,029,818            5,428,876            3,841,291         14,299,985
Core PLUS Total Return ............                   606,696              941,716              749,877          2,298,289
Government Income .................                   361,714              363,760              549,200          1,274,674
Inflation Protected Bond ..........                        --              182,698              154,557            337,255
GNMA ..............................                   830,940              696,440              445,389          1,972,769
Managed Income ....................                 1,600,137            1,236,727              793,353          3,630,217
International Bond ................                    16,453               26,818               32,530             75,801
High Yield Bond ...................                   740,256              686,917              595,184          2,022,357

     The following waivers previously incurred on the portfolios which were subject to recoupment by BlackRock expired on January 31, 2005, in the amounts of $1,912,708 for Low Duration Bond, $655,308 for Intermediate Government Bond,
$1,861,005 for Intermediate Bond, $4,450,377 for Core Bond Total Return,
$266,493, for Core PLUS Total Return, $170,412 for Government Income, $600,858
for GNMA, $1,721,558 for Managed Income, and $425,847 for High Yield Bond.

BlackRock pays BFM fees for its sub-advisory services.

     PFPC and BlackRock act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: 0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, each of the share classes, except for the BlackRock Class, is charged an administration fee based on the following percentage of average daily net assets of each respective class: 0.145% of the first $500 million,
0.135% of the next $500 million and 0.125% of assets in excess of $1 billion.
The BlackRock Class is charged an administration fee of 0.035% of the first $500 million, 0.025% of the next $500 million and 0.015% of assets in excess of $1 billion based upon average daily net assets. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

                                                                             159

                                BlackRock Funds

                   NOTES TO FINANCIAL STATEMENTS (Continued)

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan
(the "Plan"), the Portfolio may pay BlackRock Distributors, Inc. (the
"Distributor") and/or BlackRock or any other affiliate of PNC Financial Services
Group, Inc. fees for distribution and sales support services. Currently, only
Investor A Shares, Investor B Shares and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Portfolio may pay brokers, dealers, financial institutions and industry professionals (including PNC
Financial Services Group, Inc. and its affiliates) ("service organizations")
fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Portfolio in return for providing services to shareholders. Currently, only Investor A Shares, Investor B Shares,
Investor C Shares and Service Shares bear the expense of service fees under the
Plan.

     Since January 31, 2005, BlackRock has maintained a call center which is responsible for providing certain shareholder services to the BlackRock Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of fund shares. During the period February 1, 2005 through September
30, 2005, the following amounts have been accrued by each portfolio to reimburse
BlackRock for costs incurred running the call center, which are a component of the Transfer Agent fees in the accompanying Statement of Operations.

                                     BlackRock    Institutional     Service     Investor A     Investor B  Investor C    Total
                                    -----------  --------------   ---------   ------------   ------------  ----------   ----------
Enhanced Income ..................  $     1,893  $        1,851   $       3   $         --   $         --  $       --   $    3,747
Low Duration Bond ................       50,332          31,316      28,379          5,789          3,903       6,289      126,008
Intermediate Government Bond .....           --          17,062          82         27,908          6,130       1,703       52,885
Intermediate Bond ................       34,362          23,724       7,368          2,268            873         775       69,370
Intermediate PLUS Bond ...........        1,929              --          --              2             --          --        1,931
Core Bond Total Return ...........      122,606          44,481      11,859         16,723          3,992       5,959      205,620
Core PLUS Total Return ...........       27,688              --           2              3              9           3       27,705
Government Income ................          901              --      16,343         16,314          3,405       2,293       39,256
Inflation Protected Bond .........        2,114             366          --            377            145         226        3,228
GNMA .............................          817           9,937         619          1,201          1,697       2,264       16,535
Managed Income ...................           --          45,869       5,971          2,570            557          93       55,060
International Bond ...............        7,278          25,081       8,476         14,256          1,622       4,877       61,590
High Yield Bond ..................       11,816          12,063      12,070         21,117          8,901       4,223       70,190

     As of the fiscal year ended September 30, 2005, affiliated payables were as follows:

                                                                             PNC Bank
                                              PFPC(1)     BlackRock(2)     Affiliates(3)
                                            ----------   --------------   ---------------
Enhanced Income ......................      $    5,403   $        8,435   $            11
Low Duration Bond ....................         118,559          430,837           194,918
Intermediate Government Bond .........          80,674          259,661           151,394
Intermediate Bond ....................          69,866          265,017            42,515
Intermediate PLUS Bond ...............           6,067              466                 5
Core Bond Total Return ...............         185,574          674,550           179,655
Core PLUS Total Return ...............          29,065           60,344               169
Government Income ....................          61,385          129,449           155,008
Inflation Protected ..................           6,203            1,265             5,472
GNMA .................................          22,274           36,580            44,049
Managed Income .......................          62,575          298,236            29,083
International Bond ...................         104,611          507,758           132,744
High Yield Bond ......................         109,378          333,811           221,396
----------
(1) --  payables to PFPC are for Accounting, Administration, Custody and
        Transfer Agent services provided as of September 30, 2005.
(2) --  payables to BlackRock are for Advisory and Administration services provided as of September 30, 2005, and for amounts due BlackRock for costs incurred related to the BlackRock Funds Call Center.
(3) --  payables to PNC Bank affiliates are for distribution and sales support services as described under the Plan. The total payable on behalf of the
        Fund, as of September 30, 2005, was $5,313,103, a portion of which is paid to service organizations, including other PNC Bank affiliates.

160

                                 BlackRock Funds

(E) Purchases and Sales of Securities

     For the year ended September 30, 2005, purchases and sales of securities, other than short-term investments, dollar rolls and U.S. government securities, were as follows:

                                                Purchases            Sales
                                            ----------------   ----------------
   Enhanced Income ......................    $    62,970,411    $    17,164,003
   Low Duration Bond ....................      1,258,891,609        493,878,838
   Intermediate Government Bond .........        458,553,526        315,255,283
   Intermediate Bond ....................        626,608,581        499,001,850
   Intermediate PLUS Bond ...............         31,787,826         28,833,739
   Core Bond Total Return ...............      2,164,091,312      3,599,523,613
   Core PLUS Total Return ...............        572,873,212        493,063,701
   Government Income ....................      2,350,711,307      2,216,100,539
   Inflation Protected Bond .............          8,601,751          3,560,290
   GNMA .................................      1,008,625,877        907,059,897
   Managed Income .......................        837,675,531        915,296,235
   International Bond ...................      1,235,909,342        730,841,519
   High Yield Bond ......................      1,096,090,099      1,041,394,519

     For the year ended September 30, 2005, purchases and sales of U.S.
government securities were as follows:

                                                Purchases            Sales
                                            ----------------   ----------------
   Enhanced Income ......................    $    55,435,661    $    73,802,083
   Low Duration Bond ....................      1,479,624,228      2,011,603,856
   Intermediate Government Bond .........        892,318,936        944,429,434
   Intermediate Bond ....................      1,606,306,941      1,338,218,245
   Intermediate PLUS Bond ...............         54,282,393         44,669,637
   Core Bond Total Return ...............      7,924,182,309      4,990,586,010
   Core PLUS Total Return ...............        857,607,914        738,680,286
   Government Income ....................      1,201,277,337      1,064,809,957
   Inflation Protected Bond .............        173,126,668        135,237,085
   GNMA .................................        444,676,129        364,482,524
   Managed Income .......................      1,361,207,094      1,328,994,473
   International Bond ...................      1,394,044,388        691,493,261
   High Yield Bond ......................        109,988,534          3,197,477

                                                                             161

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

(F) Capital Shares

     Transactions in capital shares for each period were as follows:

                                                                              Enhanced Income
                                                  ------------------------------------------------------------------------
                                                          For the Year Ended                  For the Period 3/4/04/1/
                                                                9/30/05                          Through 9/30/04
                                                  -----------------------------------   ----------------------------------
                                                        Shares             Value             Shares             Value
                                                  -----------------   ---------------   ---------------   ----------------
Shares sold:
   BlackRock Class ........................               2,557,797   $    25,360,401         5,073,642   $     50,670,272/2/
   Institutional Class ....................               4,696,240        46,518,977         4,224,099         42,063,617
   Service Class ..........................                   4,995            48,742                10                100
   Investor A Class .......................                     226             2,230                10                100
Shares issued in reinvestment of dividends:
   BlackRock Class ........................                  27,096           268,396            16,269            162,231
   Institutional Class ....................                     201             1,987             1,266             12,605
   Service Class ..........................                       4                43                --                 --
   Investor A Class .......................                       3                30                --                 --
Shares redeemed:
   BlackRock Class ........................              (2,066,288)      (20,475,433)       (3,211,406)       (31,937,984)
   Institutional Class ....................              (5,002,721)      (49,546,947)         (608,083)        (6,045,246)
   Service Class ..........................                      (4)              (39)               --                 --
                                                  -----------------   ---------------   ---------------   ----------------
Net increase ..............................                 217,549   $     2,178,387         5,495,807   $     54,925,695
                                                  =================   ===============   ===============   ================

                                                                               Low Duration Bond
                                                  ------------------------------------------------------------------------
                                                          For the Year Ended                    For the Year Ended
                                                                9/30/05                               9/30/04
                                                  -----------------------------------   ----------------------------------
                                                        Shares             Value             Shares            Value
                                                  -----------------   ---------------   ---------------   ----------------
Shares sold:
   BlackRock Class .............................         23,677,584   $   237,200,862        44,025,335   $    446,498,575
   Institutional Class .........................         13,140,496       131,840,889        24,282,119        245,998,351
   Service Class ...............................         15,491,086       155,287,978        16,906,063        171,124,176
   Investor A Class ............................          3,372,366        33,802,475         6,586,743         66,824,073
   Investor B Class ............................            305,370         3,060,506         1,237,328         12,527,828
   Investor C Class ............................          1,111,687        11,134,000         2,875,003         29,091,603
Shares issued in reinvestment of dividends:
   BlackRock Class .............................          1,577,075        15,770,232         1,397,157         14,141,528
   Institutional Class .........................             89,590           896,842           211,305          2,142,104
   Service Class ...............................          1,015,873        10,161,607           632,774          6,408,949
   Investor A Class ............................            180,216         1,803,602           150,038          1,520,489
   Investor B Class ............................             55,823           558,285            49,840            505,072
   Investor C Class ............................             72,317           723,217            80,404            814,680
Shares redeemed:
   BlackRock Class .............................        (47,103,065)     (471,633,795)      (29,993,094)      (302,896,298)
   Institutional Class .........................        (22,415,014)     (224,670,022)      (23,820,299)      (241,181,632)
   Service Class ...............................        (12,747,828)     (127,637,535)       (7,559,029)       (76,490,802)
   Investor A Class ............................         (4,584,912)      (45,968,058)       (8,056,604)       (81,466,569)
   Investor B Class ............................         (2,299,034)      (23,042,304)       (2,925,422)       (29,616,425)
   Investor C Class ............................         (6,267,123)      (62,832,733)       (9,991,118)      (101,156,376)
                                                  -----------------   ---------------   ---------------   ----------------
Net increase (decrease) ........................        (35,327,493)  $  (353,543,952)       16,088,543   $    164,789,326
                                                  =================   ===============   ===============   ================

----------
1   Commencement of operations.
2   Includes 3,183,119 shares issued in exchange for cash and securities transferred in-kind with a value of $31,831,191. See Note (C).

162

                                 BlackRock Funds
                                                                       Intermediate Government Bond
                                                  ------------------------------------------------------------------------
                                                          For the Year Ended                   For the Year Ended
                                                                9/30/05                              9/30/04
                                                  -----------------------------------   ----------------------------------
                                                        Shares             Value             Shares            Value
                                                  -----------------   ---------------   ---------------   ----------------
Shares issued from the reorganization:/1/
   Institutional Class ....................                 603,030   $     6,247,476                --   $             --
   Investor A Class .......................              35,945,484       373,247,336                --                 --
   Investor B Class .......................               7,860,023        81,415,016                --                 --
   Investor C Class .......................               1,326,873        13,754,555                --                 --
Shares sold:
   Institutional Class ....................               4,935,111        50,660,534         7,030,782         73,254,751
   Service Class ..........................                  53,163           551,290            15,696            163,328
   Investor A Class .......................               2,301,849        23,697,849         1,938,301         20,278,933
   Investor B Class .......................                 305,328         4,572,462           240,142          2,516,240
   Investor C Class .......................                 166,254         3,465,591           498,526          5,220,024
Shares issued in reinvestment of dividends:
   Institutional Class ....................                 209,245         2,162,681            34,701            361,433
   Service Class ..........................                   1,790            18,467             1,200             12,556
   Investor A Class .......................                 504,455         5,201,764           148,299          1,554,893
   Investor B Class .......................                 140,188         1,443,361            18,053            188,928
   Investor C Class .......................                  25,817           266,289            18,338            192,130
Shares redeemed:
   Institutional Class ....................              (7,281,755)      (75,223,527)       (6,165,653)       (64,253,054)
   Service Class ..........................                 (90,576)         (933,270)          (34,895)          (360,371)
   Investor A Class .......................              (9,159,278)      (94,649,944)       (3,069,832)       (32,098,235)
   Investor B Class .......................              (1,944,875)      (20,013,613)         (409,168)        (4,270,645)
   Investor C Class .......................                (902,590)       (9,324,007)         (855,357)        (8,933,420)
                                                  -----------------   ---------------   ---------------   ----------------
Net increase (decrease) ...................              34,999,536   $   366,560,310          (590,867)  $     (6,172,509)
                                                  =================   ===============   ===============   ================

----------
/1/   See Note (B).

                                                                            Intermediate Bond
                                                  ------------------------------------------------------------------------
                                                          For the Year Ended                   For the Year Ended
                                                                9/30/05                              9/30/04
                                                  -----------------------------------   ----------------------------------
                                                        Shares             Value             Shares            Value
                                                  -----------------   ---------------   ---------------   ----------------
Shares sold:
   BlackRock Class .............................         10,943,920   $   103,766,106        22,194,526   $    212,446,272
   Institutional Class .........................          7,910,204        74,474,551         7,323,200         70,358,931
   Service Class ...............................          4,061,951        38,342,245         4,484,117         42,898,126
   Investor A Class ............................          1,146,433        10,812,049         2,301,278         22,081,709
   Investor B Class ............................            168,492         1,587,038           514,527          4,943,361
   Investor C Class ............................            167,224         1,575,377           853,762          8,248,621
Shares issued in reinvestment of dividends:
   BlackRock Class .............................          1,503,241        14,177,881         2,117,759         20,302,155
   Institutional Class .........................            240,047         2,268,072           713,471          6,828,346
   Service Class ...............................            367,148         3,460,910           380,166          3,646,160
   Investor A Class ............................            111,485         1,051,081           208,853          2,003,401
   Investor B Class ............................             17,501           165,066            26,753            256,573
   Investor C Class ............................             14,516           137,001            26,824            257,392
Shares redeemed:
   BlackRock Class .............................        (12,225,385)     (115,777,289)      (17,474,823)      (166,947,949)
   Institutional Class .........................         (8,948,280)      (84,224,943)      (10,819,909)      (103,213,183)
   Service Class ...............................         (3,068,291)      (28,892,569)       (1,812,220)       (17,318,652)
   Investor A Class ............................         (1,454,381)      (13,699,059)       (2,858,148)       (27,250,206)
   Investor B Class ............................           (523,981)       (4,940,189)         (366,749)        (3,497,597)
   Investor C Class ............................           (692,275)       (6,522,781)         (702,324)        (6,704,679)
                                                  -----------------   ---------------   ---------------   ----------------
Net increase (decrease) ........................           (260,431)  $    (2,239,453)        7,111,063   $     69,338,781
                                                  =================   ===============   ===============   ================

                                                                             163

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                            Intermediate PLUS Bond
                                                  ------------------------------------------------------------------------
                                                          For the Year Ended                  For the Period 08/18/04/1/
                                                               09/30/05                           Through 9/30/04
                                                  -----------------------------------   ----------------------------------
                                                        Shares             Value             Shares             Value
                                                  -----------------   ---------------   ---------------   ----------------
Shares sold:
  BlackRock Class .........................               2,918,957   $    28,908,265         2,587,024   $     25,870,985/2/
  Institutional Class .....................                  81,163           829,560                10                100
  Service Class ...........................                      --                --                10                100
  Investor A Class ........................                   1,927            19,367                10                100
  Investor B Class ........................                     187             1,879                10                100
  Investor C Class ........................                      --                --                10                100
Shares issued in reinvestment of dividends:
  BlackRock Class .........................                  82,753           820,654            10,755            107,683
  Institutional Class .....................                      --                 1                --                 --
  Investor A Class ........................                      37               373                --                 --
  Investor B Class ........................                       1                14                --                 --
Shares redeemed:
  BlackRock Class .........................              (2,532,276)      (25,073,039)               --                 --
  Institutional Class .....................                     (30)             (300)               --                 --
                                                  -----------------   ---------------   ---------------   ----------------
Net increase ..............................                 552,719   $     5,506,774         2,597,829   $     25,979,168
                                                  =================   ===============   ===============   ================

----------
/1/   Commencement of operations.
/2/   Includes 2,263,100 shares issued in exchage for cash and securities transferred in-kind with a value of $22,630,997. See Note (C).

                                                                           Core Bond Total Return
                                                  ------------------------------------------------------------------------
                                                          For the Year Ended                   For the Year Ended
                                                                9/30/05                              9/30/04
                                                  -----------------------------------   ----------------------------------
                                                        Shares             Value             Shares            Value
                                                  -----------------   ---------------   ---------------   ----------------
Proceeds from the CIGNA Merger/1/
  Investor A Class ............................           9,164,716   $    88,882,541                --   $             --
Shares sold:
  BlackRock Class .............................          72,943,333       710,880,147        81,098,736        789,585,824/2/
  Institutional Class .........................          14,121,667       137,024,604        26,144,657        252,656,949
  Service Class ...............................           3,124,016        30,340,448         3,697,122         35,865,812
  Investor A Class ............................           7,182,115        68,960,212         7,005,512         68,270,389
  Investor B Class ............................             838,821         8,145,914           890,516          8,667,236
  Investor C Class ............................           1,440,182        14,007,464         3,948,277         38,572,706
Shares issued in reinvestment of dividends:
  BlackRock Class .............................           5,151,864        50,150,246         6,196,050         60,273,505
  Institutional Class .........................             325,876         3,169,280         2,256,020         21,880,616
  Service Class ...............................             393,907         3,828,505           639,548          6,211,063
  Investor A Class ............................             564,587         5,487,417           646,516          6,283,630
  Investor B Class ............................              66,679           647,871           146,718          1,427,283
  Investor C Class ............................              38,229           371,797            70,845            689,098
Shares redeemed:
  BlackRock Class .............................         (61,453,820)     (598,016,374)      (47,023,192)      (456,436,915)
  Institutional Class .........................         (22,164,275)     (215,691,754)      (47,480,602)      (458,774,449)
  Service Class ...............................          (2,684,772)      (26,080,827)       (2,662,425)       (25,922,395)
  Investor A Class ............................          (8,261,374)      (80,230,420)       (5,361,239)       (51,943,127)
  Investor B Class ............................          (1,596,836)      (15,512,697)       (2,259,950)       (21,914,448)
  Investor C Class ............................          (2,584,498)      (25,136,361)       (3,362,504)       (32,566,267)
                                                  -----------------   ---------------   ---------------   ----------------
Net increase ..................................          16,610,417   $   161,228,013        24,590,605   $    242,826,510
                                                  =================   ===============   ===============   ================

----------
/1/   See Note (B).
/2/   Includes 19,013,204 shares issued in exchange for cash and securities transferred in-kind with a value of $183,623,838. See Note (C).

164

                                 BlackRock Funds

                                                                           Core PLUS Total Return
                                                  ------------------------------------------------------------------------
                                                          For the Year Ended                   For the Year Ended
                                                                9/30/05                              9/30/04
                                                  -----------------------------------   ----------------------------------
                                                        Shares             Value             Shares            Value
                                                  -----------------   ---------------   ---------------   ----------------
Shares sold:
   BlackRock Class ............................          20,067,484   $   207,899,062        13,869,951   $    142,757,694
   Institutional Class ........................                  51               524                --                 --
   Service Class ..............................                  --                --             2,781             28,000
   Investor A Class ...........................               8,153            84,401               571              5,780
   Investor B Class ...........................               4,032            41,806             3,938             40,392
   Investor C Class ...........................               5,489            57,000                --                 --
Shares issued in reinvestment of dividends:
   BlackRock Class ............................           1,082,570        11,199,468         1,158,111         11,907,717
   Institutional Class ........................                   1                 6                --                  5
   Service Class ..............................                  80               834                24                253
   Investor A Class ...........................                 111             1,147                35                365
   Investor B Class ...........................                 229             2,372               168              1,730
   Investor C Class ...........................                  62               636                --                  5
Shares redeemed:
   BlackRock Class ............................         (16,967,035)     (175,591,962)       (8,898,892)       (91,625,793)
   Institutional Class ........................                 (51)             (527)               --                 --
   Service Class ..............................              (2,885)          (29,944)               --                 --
   Investor A Class ...........................                (597)           (6,181)             (466)            (4,737)
   Investor B Class ...........................                (937)           (9,743)           (1,792)           (18,584)
   Investor C Class ...........................                (443)           (4,595)               --                 --
                                                  -----------------   ---------------   ---------------   ----------------
Net increase ..................................           4,196,314   $    43,644,304         6,134,429   $     63,092,827
                                                  =================   ===============   ===============   ================

                                                                             Government Income
                                                  ------------------------------------------------------------------------
                                                          For the Year Ended                   For the Year Ended
                                                                9/30/05                              9/30/04
                                                  -----------------------------------   ----------------------------------
                                                        Shares             Value             Shares            Value
                                                  -----------------   ---------------   ---------------   ----------------
Shares sold:
   BlackRock Class ............................                  --   $             1           962,906   $     10,785,337
   Service Class ..............................          20,018,360       224,095,636                --                 --
   Investor A Class ...........................          15,705,001       173,372,996         8,254,569         91,605,279
   Investor B Class ...........................           1,054,848        11,666,233           813,536          9,028,628
   Investor C Class ...........................           1,196,333        13,196,771           740,703          8,204,120
Shares issued in reinvestment of dividends:
   BlackRock Class ............................              48,339           534,250            16,934            186,475
   Service Class ..............................             241,137         2,654,457                --                 --
   Investor A Class ...........................             471,025         5,201,492           310,038          3,440,580
   Investor B Class ...........................              76,964           850,428           105,693          1,174,795
   Investor C Class ...........................              51,223           564,964            54,418            603,660
Shares redeemed:
   BlackRock Class ............................            (183,175)       (2,002,148)           (5,189)           (58,352)
   Service Class ..............................            (720,236)       (7,931,475)               --                 --
   Investor A Class ...........................          (4,798,560)      (53,075,253)       (4,903,988)       (53,940,688)
   Investor B Class ...........................          (1,243,847)      (13,757,205)       (1,668,127)       (18,404,329)
   Investor C Class ...........................            (656,734)       (7,244,686)       (1,072,691)       (11,808,237)
                                                  -----------------   ---------------   ---------------   ----------------
Net increase ..................................          31,260,678   $   348,126,461         3,608,802   $     40,817,268
                                                  =================   ===============   ===============   ================

                                                                             165

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                          Inflation Protected Bond
                                                  ------------------------------------------------------------------------
                                                          For the Year Ended                  For the Period 06/28/04/1/
                                                               9/30/05                            Through 9/30/04
                                                  -----------------------------------   ----------------------------------
                                                        Shares             Value             Shares             Value
                                                  -----------------   ---------------   ---------------   ----------------
Shares sold:
   BlackRock Class ............................           1,114,622   $    11,640,391         2,000,010   $     20,000,102
   Institutional Class ........................             619,259         6,536,438                10                100
   Service Class ..............................                 143             1,498                10                100
   Investor A Class ...........................             592,223         6,211,445             8,902             92,956
   Investor B Class ...........................             217,150         2,273,598             5,844             61,094
   Investor C Class ...........................             375,454         3,950,746               574              6,000
Shares issued in reinvestment of dividends:
   BlackRock Class ............................               6,148            63,843                --                  1
   Institutional Class ........................               7,358            77,671                --                 --
   Service Class ..............................                   2                24                --                 --
   Investor A Class ...........................              12,079           126,662                --                  2
   Investor B Class ...........................               2,444            25,643                 2                 19
   Investor C Class ...........................               4,464            47,091                --                 --
Shares redeemed:
   BlackRock Class ............................            (900,905)       (9,381,838)               --                 (1)
   Institutional Class ........................             (77,288)         (816,190)               --                 --
   Investor A Class ...........................            (231,656)       (2,415,819)               --                 --
   Investor B Class ...........................             (30,328)         (316,726)               --                 --
   Investor C Class ...........................             (24,467)         (257,434)               --                 --
                                                  -----------------   ---------------   ---------------   ----------------
Net increase ..................................           1,686,702   $    17,767,043         2,015,352   $     20,160,373
                                                  =================   ===============   ===============   ================

----------
/1/   Commencement of operations.

                                                                                      GNMA
                                                  ------------------------------------------------------------------------
                                                          For the Year Ended                   For the Year Ended
                                                                9/30/05                              9/30/04
                                                  -----------------------------------   ----------------------------------
                                                        Shares             Value             Shares            Value
                                                  -----------------   ---------------   ---------------   ----------------
Shares sold:
   BlackRock Class ............................                 112   $         1,100             7,743   $         77,432
   Institutional Class ........................           1,224,881        12,039,086         2,753,451         27,123,287
   Service Class ..............................             797,088         7,867,549           123,324          1,216,598
   Investor A Class ...........................             479,134         4,725,445           896,224          8,911,508
   Investor B Class ...........................             130,958         1,290,150           456,867          4,531,094
   Investor C Class ...........................             315,345         3,095,297         1,208,682         11,999,511
Shares issued in reinvestment of dividends:
   BlackRock Class ............................              46,832           458,892            57,209            564,581
   Institutional Class ........................               6,790            66,675            18,460            182,613
   Service Class ..............................               6,106            59,880             8,806             79,966
   Investor A Class ...........................              41,656           410,176            57,839            574,179
   Investor B Class ...........................              40,105           393,684            67,877            672,159
   Investor C Class ...........................              25,500           250,129            49,441            488,662
Shares redeemed:
   BlackRock Class ............................                (464)           (4,588)       (4,966,583)       (49,690,525)
   Institutional Class ........................          (4,038,772)      (39,726,163)       (4,626,153)       (45,685,645)
   Service Class ..............................            (194,386)       (1,902,805)          (57,171)          (554,739)
   Investor A Class ...........................            (773,584)       (7,638,274)       (1,017,767)       (10,094,068)
   Investor B Class ...........................            (705,005)       (6,925,054)       (1,191,717)       (11,738,181)
   Investor C Class ...........................          (1,593,289)      (15,656,325)       (2,356,064)       (23,224,236)
                                                  -----------------   ---------------   ---------------   ----------------
Net decrease ..................................          (4,190,993)  $   (41,195,146)       (8,509,532)  $    (84,565,804)
                                                  =================   ===============   ===============   ================

166

                                 BlackRock Funds
                                                                               Managed Income
                                                  ------------------------------------------------------------------------
                                                          For the Year Ended                   For the Year Ended
                                                                9/30/05                              9/30/04
                                                  -----------------------------------   ----------------------------------
                                                        Shares             Value             Shares            Value
                                                  -----------------   ---------------   ---------------   ----------------
Shares sold:
   Institutional Class ........................           4,721,056   $    48,808,111         3,443,975   $     35,951,136
   Service Class ..............................           4,378,267        45,218,402         4,433,492         46,198,406
   Investor A Class ...........................             620,512         6,408,922           570,805          5,950,344
   Investor B Class ...........................             135,723         1,402,256           107,781          1,126,942
   Investor C Class ...........................              41,170           426,350            34,767            362,960
Shares issued in reinvestment of dividends:
   Institutional Class ........................             243,639         2,523,415         1,668,069         17,415,674
   Service Class ..............................             184,693         1,906,988           307,188          3,208,282
   Investor A Class ...........................             136,893         1,415,011           275,744          2,884,964
   Investor B Class ...........................              13,039           134,801            26,510            277,153
   Investor C Class ...........................               1,097            11,310             1,107             11,516
Shares redeemed:
   Institutional Class ........................          (9,318,309)      (96,359,348)      (18,238,033)      (188,924,478)
   Service Class ..............................          (4,302,614)      (44,536,765)       (5,576,224)       (58,216,243)
   Investor A Class ...........................          (1,277,114)      (13,200,211)       (2,055,845)       (21,478,189)
   Investor B Class ...........................            (377,402)       (3,896,421)         (221,467)        (2,301,380)
   Investor C Class ...........................              (9,506)          (98,076)          (22,880)          (238,460)
                                                  -----------------   ---------------   ---------------   ----------------
Net decrease ..................................          (4,808,856)  $   (49,835,255)      (15,245,011)  $   (157,771,373)
                                                  =================   ===============   ===============   ================

                                                                         International Bond
                                                  ------------------------------------------------------------------------
                                                          For the Year Ended                   For the Year Ended
                                                                9/30/05                              9/30/04
                                                  -----------------------------------   ----------------------------------
                                                        Shares             Value             Shares            Value
                                                  -----------------   ---------------   ---------------   ----------------
Shares sold:
   BlackRock Class ............................           8,425,996   $    99,741,689         3,438,204   $     38,322,016
   Institutional Class ........................          25,836,761       307,795,012        12,598,557        143,701,530
   Service Class ..............................           5,793,762        68,495,942        14,327,492        160,851,025
   Investor A Class ...........................          10,809,908       128,016,737         7,379,261         83,985,204
   Investor B Class ...........................             687,467         8,202,390           528,566          6,047,568
   Investor C Class ...........................           3,605,149        42,794,722         2,102,139         24,069,974
Shares issued in reinvestment of dividends:
   BlackRock Class ............................             227,780         2,679,636            34,973            393,135
   Institutional Class ........................             267,437         3,147,143           135,936          1,537,371
   Service Class ..............................             383,524         4,526,581           230,005          2,605,444
   Investor A Class ...........................             541,901         6,399,493           300,294          3,398,972
   Investor B Class ...........................              43,122           510,377            25,707            291,106
   Investor C Class ...........................             115,886         1,369,607            45,702            518,500
Shares redeemed:
   BlackRock Class ............................          (2,918,326)      (33,604,277)         (339,508)        (3,810,564)
   Institutional Class ........................          (6,661,800)      (78,194,908)       (6,813,808)       (76,313,065)
   Service Class ..............................          (3,546,075)      (41,217,400)      (11,936,202)      (133,411,074)
   Investor A Class ...........................          (5,773,239)      (67,619,357)       (3,650,626)       (41,338,051)
   Investor B Class ...........................            (431,547)       (5,024,195)         (266,978)        (3,022,485)
   Investor C Class ...........................          (1,080,369)      (12,608,594)         (521,630)        (5,896,042)
                                                  -----------------   ---------------   ---------------   ----------------
Net increase ..................................          36,327,337   $   435,410,598        17,618,084   $    201,930,564
                                                  =================   ===============   ===============   ================

                                                                             167

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                                High Yield Bond
                                                  ------------------------------------------------------------------------
                                                          For the Year Ended                   For the Year Ended
                                                                9/30/05                              9/30/04
                                                  -----------------------------------   ----------------------------------
                                                        Shares             Value             Shares            Value
                                                  -----------------   ---------------   ---------------   ----------------
Shares issued from the reorganization:/1/
   Institutional Class ........................             499,336   $     4,119,515                --   $             --
   Investor A Class ...........................          28,680,269       236,635,082                --                 --
   Investor B Class ...........................           4,562,480        37,633,102                --                 --
   Investor C Class ...........................           1,274,746        10,520,796                --                 --
Shares sold:
   BlackRock Class ............................           7,315,006        59,096,944        10,537,232         84,539,437
   Institutional Class ........................           7,571,836        65,363,033         8,671,443         69,329,774
   Service Class ..............................           9,805,652        79,698,157         7,643,139         61,340,427
   Investor A Class ...........................           3,642,531        34,582,933         7,416,713         59,235,980
   Investor B Class ...........................           1,252,655        10,272,635         2,067,712         16,574,993
   Investor C Class ...........................           1,027,665        10,387,994         1,996,826         16,006,791
Shares issued in reinvestment of dividends:
   BlackRock Class ............................           1,426,346        11,649,664           830,734          6,662,361
   Institutional Class ........................             375,742         3,087,049           152,431          1,221,478
   Service Class ..............................             411,312         3,347,060           126,014          1,010,749
   Investor A Class ...........................           1,267,862        10,294,391           351,549          2,811,695
   Investor B Class ...........................             549,068         4,479,462           363,924          2,910,188
   Investor C Class ...........................             253,565         2,075,165           250,916          2,008,325
Shares redeemed:
   BlackRock Class ............................          (3,386,198)      (27,517,060)       (3,165,692)       (25,563,660)
   Institutional Class ........................          (7,873,773)      (64,362,195)      (10,991,762)       (88,005,527)
   Service Class ..............................          (4,437,678)      (35,963,148)       (5,028,290)       (39,768,982)
   Investor A Class ...........................         (10,042,859)      (81,611,317)       (9,479,104)       (75,936,201)
   Investor B Class ...........................          (4,047,039)      (44,405,828)       (4,946,611)       (39,306,922)
   Investor C Class ...........................          (3,996,445)      (32,517,967)       (4,101,802)       (32,861,840)
                                                  -----------------   ---------------   ---------------   ----------------
Net increase ..................................          36,132,079   $   296,865,467         2,695,372   $     22,209,066
                                                  =================   ===============   ===============   ================

----------
1   See Note (B).

     On September 30, 2005, two shareholders held approximately 92% of the outstanding shares of the Enhanced Income Portfolio, two shareholders held approximately 43% of the outstanding shares of the Low Duration Bond Portfolio, two shareholders held approximately 40% of the outstanding shares of the
Intermediate Government Portfolio, five shareholders held approximately 66% of the outstanding shares of the Intermediate Bond Portfolio, four shareholders held 95% of the Intermediate PLUS Portfolio, two shareholders held approximately
27% of the outstanding shares of the Core Bond Total Return Portfolio, six shareholders held approximately 70% of the outstanding shares of the Core PLUS
Total Return Portfolio, three shareholders held approximately 59% of the outstanding shares of the Government Income Portfolio, four shareholder held approximately 70% of the outstanding shares of the Inflation Protected
Portfolio, three shareholders held approximately 71% of the outstanding shares of the GNMA Portfolio, two shareholders held approximately 87% of the outstanding shares of the Managed Income Portfolio, two shareholders held approximately 29% of the outstanding shares of the International Bond Portfolio and two shareholders held approximately 23% of the outstanding shares of the
High Yield Bond Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

168

                                BlackRock Funds

(G) At September 30, 2005, net assets consisted of:

                                                                  Low           Intermediate                        Intermediate
                                             Enhanced          Duration          Government       Intermediate          PLUS
                                              Income             Bond               Bond              Bond              Bond
                                         ---------------  ------------------  ----------------  ----------------  ---------------
Capital paid-in ........................ $    57,104,082  $    1,531,596,033  $    680,822,417  $    902,813,028  $    31,485,942
End of period undistributed net
 investment income
 (distributions in excess of net
 investment income) ....................          14,165           4,928,237          (751,511)        3,098,801            9,476
Accumulated net realized gain
 (loss) on investment
 transactions, futures, options,
 swaptions, swap contracts and
 foreign currency related
 transactions ..........................        (429,077)        (27,034,815)      (14,172,529)         (238,449)        (172,450)
Net unrealized depreciation on
 investment transactions
 futures, options, swaptions,
 swap contracts and foreign
 currency related transactions .........        (350,965)        (16,585,239)       (9,608,744)       (7,994,017)        (342,005)
                                         ---------------  ------------------  ----------------  ----------------  ---------------
                                         $    56,338,205  $    1,492,904,216  $    656,289,633  $    897,679,363  $    30,980,963
                                         ===============  ==================  ================  ================  ===============

                                              Core Bond          Core PLUS        Government         Inflation
                                            Total Return       Total Return         Income        Protected Bond         GNMA
                                         -----------------   ----------------  ----------------  ----------------  ----------------
Capital paid-in ................         $   2,658,581,959   $    326,743,419  $    553,253,985  $     37,927,416  $    211,009,379
End of period undistributed net
 investment income
 (distributions in excess of net
 investment income) ............                   846,059            609,923           215,576           141,690        1,825,109
Accumulated net realized gain
 (loss) on investment
 transactions, futures, options,
 swaptions, swap contracts and
 foreign currency related
 transactions ..................                10,329,970          1,295,286        (4,373,570)          141,986       (8,824,937)
Net unrealized appreciation
 (depreciation) on investment
 transactions, futures, options,
 swaptions, swap contracts and
 foreign currency related
 transactions ..................               (15,457,698)        (2,338,059)       (5,270,988)          341,661       (1,622,705)
                                         -----------------  -----------------  ----------------   ---------------   ---------------
                                         $   2,654,300,290  $     326,310,569  $    543,825,003   $    38,552,753   $   202,386,846
                                         =================  =================  ================   ===============   ===============

                                                                             169

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                    Managed         International        High Yield
                                                    Income               Bond               Bond
                                               ----------------   -----------------   ----------------
Capital paid-in ........................       $    700,032,465   $     843,104,515   $    977,230,170
End of period undistributed net
 investment income
 (distributions in excess of net
 investment income) ....................              1,816,732         (18,600,877)         3,568,504
Accumulated net realized gain
 on investment transactions,
 futures, options, swaptions,
 swap contracts and foreign
 currency related transactions .........              2,164,442          (1,353,258)       (45,789,878)
Net unrealized appreciation
 (depreciation) on investment
 transactions, futures, options,
 swaptions, swap contracts and
 foreign currency related
 transactions ..........................              1,658,261          (2,699,771)       (18,309,936)
                                               ----------------   -----------------   ----------------
                                               $    705,671,900   $     820,450,609   $    916,698,860
                                               ================   =================   ================

(H) Federal Tax Information

     No provision is made for federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal
Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain and foreign currency distributions that are reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes. There were no short term or long term capital gain distributions for the year ended September 30, 2005.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2005, attributable to interest rate swaps, realized foreign currency gains/(losses), foreign futures realized gains/(losses), return of capital, bond bifurcation and paydown adjustments were reclassified to the following accounts:

                                                                    Increase/         Increase/
                                                                   (Decrease)         (Decrease)
                                                Increase/          Accumulated      Undistributed
                                                (Decrease)        Net Realized      Net Investment
                                             Paid in-capital       Gain (Loss)          Income
                                            -----------------   ----------------   ---------------
Enhanced Income ......................      $              --   $        (51,131)  $        51,131
Low Duration Bond ....................                     --         (3,252,408)        3,252,408
Intermediate Government Bond .........             14,045,612        (11,456,886)       (2,588,726)
Intermediate Bond ....................                     --            181,173          (181,173)
Intermediate PLUS Bond ...............                     --            (26,622)           26,622
Core Bond Total Return ...............              1,621,953         (1,013,015)         (608,938)
Core PLUS Total Return ...............                     --             16,750           (16,750)
Government Income ....................               (807,396)          (740,753)        1,548,149
Inflation Protected Bond .............                 70,256           (492,745)          422,489
GNMA .................................                (79,852)        (1,367,013)        1,446,865
Managed Income .......................                     --         (1,091,856)        1,091,856
International Bond ...................                     --          5,183,392        (5,183,392)
High Yield Bond ......................             68,815,630        (69,371,941)          556,311

170

                                BlackRock Funds

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States.

     The estimated tax character of distributions paid during the year ended
September 30, 2005, and the tax character of distributions paid during the year ended September 30, 2004, were as follows:

                                             Ordinary     Tax Return      Long-Term          Total
                                              Income      of Capital     Capital Gain     Distributions
                                            ----------   ------------   --------------   --------------
Enhanced Income .........................
 9/30/05 ................................ $  1,677,786   $         --   $           --   $    1,677,786
 9/30/04 ................................      367,031             --               --          367,031
Low Duration Bond .......................
 9/30/05 ................................   49,855,929             --               --       49,855,929
 9/30/04 ................................   42,369,674             --               --       42,369,674
Intermediate Government Bond ............
 9/30/05 ................................   13,795,146      3,929,278        1,396,396       19,120,820
 9/30/04 ................................   10,931,963             --               --       10,931,963
Intermediate Bond .......................
 9/30/05 ................................   30,447,058             --        7,337,926       37,784,984
 9/30/04 ................................   35,663,787             --       17,198,461       52,862,248
Intermediate PLUS Bond ..................
 9/30/05 ................................    1,007,615             --            7,371        1,014,986
 9/30/04 ................................      121,847             --               --          121,847
Core Bond Total Return ..................
 9/30/05 ................................   99,908,300             --        4,346,486      104,254,786
 9/30/04 ................................  126,658,867             --       28,012,571      154,671,438
Core PLUS Total Return ..................
 9/30/05 ................................   13,253,887             --               --       13,253,887
 9/30/04 ................................   11,165,451             --        1,428,975       12,594,426
Government Income .......................
 9/30/05 ................................   18,372,241        807,397               --       19,179,638
 9/30/04 ................................    6,519,101             --        1,394,662        7,913,763
Inflation Protected Bond ................
 9/30/05 ................................    1,977,061             --            2,434        1,979,495
 9/30/04 ................................      245,093             --               --          245,093
GNMA ....................................
 9/30/05 ................................    8,498,850             --               --        8,498,850
 9/30/04 ................................   14,309,697             --               --       14,309,697
Managed Income ..........................
 9/30/05 ................................   31,584,376             --        2,759,862       34,344,238
 9/30/04 ................................   47,616,005             --       16,559,285       64,175,290
International Bond ......................
 9/30/05 ................................   31,309,603             --        1,447,289       32,756,892
 9/30/04 ................................   12,218,083             --               --       12,218,083
High Yield Bond .........................
 9/30/05 ................................   67,406,689             --          799,441       68,206,130
 9/30/04 ................................   41,802,100             --               --       41,802,100

                                                                             171

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Concluded)

     As of September 30, 2005, the estimated tax components of distributable earnings/(accumulated losses) were as follows:

                                           Undistributed   Undistributed    Accumulated       Post-
                                              Ordinary       Long-Term        Capital        October
                                               Income       Capital Gain       Losses        Losses
                                         ---------------  ---------------  -------------   -----------
Enhanced Income ......................   $       193,354  $            --  $    (311,997) $    (95,535)
Low Duration Bond ....................         6,453,666               --    (11,482,103)  (15,687,185)
Intermediate Government Bond .........                --               --    (18,555,724)           --
Intermediate Bond ....................         3,647,106               --             --        (5,763)
Intermediate PLUS Bond ...............            26,076               --         (9,328)     (141,079)
Core Bond Total Return ...............        11,088,556        7,736,766             --            --
Core PLUS Total Return ...............         1,759,781          606,211             --            --
Government Income ....................                --               --     (1,797,794)   (2,753,539)
Inflation Protected Bond .............           661,715          242,436             --       (18,704)
GNMA .................................         2,083,429               --     (6,717,752)   (1,930,311)
Managed Income .......................         7,096,909               --             --            --
International Bond ...................                --               --             --   (23,597,374)
High Yield Bond ......................        10,105,699       11,484,690    (60,670,785)           --

     The estimated Post-October losses represent losses realized on investment transactions from November 1, 2004 through September 30, 2005 that, in accordance with Federal income tax regulations, the Portfolios may defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

     At September 30, 2005, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

                                                      Expiring September 30
                                       ---------------------------------------------------
                                            2007       2008       2009          2010
                                       ------------- -------- ------------- --------------
Enhanced Income ...................... $          -- $     -- $          -- $           --
Low Duration Bond ....................            --       --            --             --
Intermediate Government Bond .........     6,551,479       --     2,367,580             --
Intermediate PLUS Bond ...............            --       --            --             --
Government Income ....................            --       --            --             --
GNMA .................................            --       --            --        603,989
High Yield Bond ......................            --       --            --     60,670,785

                                                        Expiring September 30
                                       --------------------------------------------------------
                                            2011         2012          2013           Total
                                       ------------- ------------ -------------- --------------
Enhanced Income ...................... $          -- $    240,751 $       71,246 $      311,997
Low Duration Bond ....................            --      440,690     11,041,413     11,482,103
Intermediate Government Bond .........     9,601,882       34,783             --     18,555,724
Intermediate PLUS Bond ...............            --           --          9,328          9,328
Government Income ....................            --       74,687      1,723,107      1,797,794
GNMA .................................     1,576,264    2,473,978      2,063,521      6,717,752
High Yield Bond ......................            --           --             --     60,670,785

     $1,159,407, $8,144,845 and $1,525,253 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended September 30,
2005 for the Intermediate Government Bond, High Yield Bond and Core Bond Total
Return, respectively.

172

                                BlackRock Funds

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
BlackRock Funds:

We have audited the accompanying statements of net assets of the Enhanced
Income, Low Duration, Intermediate Government Bond, Intermediate Bond, Inflation
Protected Bond, International Bond, and High Yield Bond Portfolios [seven of the fifty portfolios constituting BlackRock Funds (the "Fund")], and the statements of assets and liabilities, including the schedules of investments, of
Intermediate PLUS Bond, Core Bond Total Return, Core PLUS Total Return,
Government Income, GNMA, and Managed Income Portfolios [six of the fifty portfolios constituting the Fund, collectively the "Portfolios"] as of September
30, 2005 and the related statements of operations for the year then ended, the statements of cash flows of the Enhanced Income, Low Duration, and Intermediate
Government Portfolios for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolios for the periods ended
September 30, 2003, September 30, 2002 and September 30, 2001, before the adjustments for the Low Duration Bond, Intermediate Government Bond,
Intermediate Bond, Core Bond Total Return, Core PLUS Total Return, Government
Income, GNMA and Managed Income Portfolios, described in Note C to the financial statements, were audited by other auditors whose report, dated November 26,
2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios'
internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

We also audited the adjustments described in Note C that were applied to restate the financial highlights of the Portfolios named above for the periods ended
September 30, 2003, 2002, and 2001. In our opinion, such adjustments are appropriate and have been properly applied.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the
Portfolios as of September 30, 2005, the results of their operations and their cash flows for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
November 25, 2005

                                                                             173

                                 BlackRock Funds

                           FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 825-2257. Institutional and service share class investors should call (800) 441-7450.

                                                                                 Number of
                                  Term of                                       Portfolios                          Total Fund
                                Office/(1)/                                      in Fund            Other          Compensation
                   Position(s)   and Length                                     Complex/(2)/    Directorships        for the
  Name, Address     Held with     of Time         Principal Occupation(s)        Overseen          Held by         Year Ending
     and Age          Fund        Served          During Past Five Years        by Trustee         Trustee           9/30/05
------------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard            Trustee      Since 2005   Managing Director, BlackRock, Inc.       55       None              N/A
S. Davis/(3)/                                (since 2005); Chief Executive        (includes
BlackRock, Inc.                              Officer, State Street Research &         50
40 E. 52nd Street                            Management Company (2000-2005);      Portfolios
New York,                                    Chairman of the Board of Trustees,  of the Fund
NY 10022                                     State Street Research mutual funds     and 5
Age: 59                                      ("SSR Funds") (2000-2005); Senior    Portfolios
                                             Vice President, Metropolitan Life        of
                                             Insurance Company (1999-2000);       BlackRock
                                             Chairman, SSR Realty (2000-2004).       Bond
                                                                                  Allocation
                                                                                    Target
                                                                                    Shares)
------------------------------------------------------------------------------------------------------------------------------------
Laurence           Trustee      Since 2000   Director, Chairman and Chief             55       Director,         N/A
D. Fink/(4)/                                 Executive Officer of BlackRock,      (includes    BlackRock, Inc.
BlackRock, Inc.                              Inc. since its formation in 1998         50
40 E. 52nd Street                            and of BlackRock, Inc.'s predecessor Portfolios
New York, NY 10022                           entities since 1988; Chairman of    of the Fund
Age: 52                                      the Management Committee; formerly,    and 5
                                             Managing Director of the First       Portfolios
                                             Boston Corporation, Member of its        of
                                             Management Committee, Co-head of     BlackRock
                                             its Taxable Fixed Income Division       Bond
                                             and Head of its Mortgage and Real    Allocation
                                             Estate Products Group; Chairman of     Target
                                             the Board of Nomura BlackRock         Shares)
                                             Asset Management and several of
                                             BlackRock's alternative investment
                                             vehicles; Director of several of
                                             BlackRock's offshore funds;
                                             Co-Chairman of the Board of
                                             Trustees of Mount Sinai-NYU;
                                             Co-Chairman of the Board of
                                             Trustees of NYU Hospitals Center;
                                             member of the Board of Trustees of
                                             NYU; member of the Board of
                                             Executives of the New York Stock
                                             Exchange, and Trustee of the
                                             American Folk Art Museum.

174

                                   BlackRock Funds
                       FUND MANAGEMENT (Unaudited) (Continued)

                                                                                 Number of
                                  Term of                                       Portfolios                          Total Fund
                                Office/(1)/                                      in Fund            Other          Compensation
                   Position(s)   and Length                                     Complex/(2)/    Directorships        for the
  Name, Address     Held With     of Time         Principal Occupation(s)        Overseen          Held by         Year Ending
     and Age          Fund        Served          During Past Five Years        by Trustee         Trustee           9/30/05
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Bruce R. Bond      Trustee      Since 2005   Retired; Trustee and member of         55         Director, Avaya,     $  84,600
c/o BlackRock                                the Governance Committee, SSR      (includes      Inc. (information
Funds                                        Funds (1997-2005).                     50         technology).
100 Bellevue                                                                    Portfolios
Parkway                                                                        of the Fund
Wilmington, DE                                                                    and 5
19809                                                                           Portfolios
Age: 59                                                                             of
                                                                                BlackRock
                                                                                   Bond
                                                                                Allocation
                                                                                  Target
                                                                                 Shares)
------------------------------------------------------------------------------------------------------------------------------------
Peter S. Drotch    Trustee      Since 2005   Retired; Trustee and member of         55         Director, First      $  84,600
c/o BlackRock                                the Audit Committee, SSR Funds     (includes      Marblehead Corp.
Funds                                        (2003-2005); Partner, Pricewater-      50         (student loan
100 Bellevue                                 houseCoopers LLP (accounting       Portfolios     processing and
Parkway                                      firm)(1964-2000).                 of the Fund     securitization);
Wilmington,                                                                       and 5        Trustee,
DE 19809                                                                        Portfolios     University of
Age: 64                                                                             of         Connecticut;
                                                                                BlackRock      Trustee,
                                                                                   Bond        Huntington
                                                                                Allocation     Theatre.
                                                                                  Target
                                                                                 Shares)
------------------------------------------------------------------------------------------------------------------------------------
Honorable          Trustee and  Since 2001   Partner, Covington & Burling (law      55         Director, Mirant     $ 130,100
Stuart             Chairman of               firm) (2001-Present); Deputy       (includes      Corporation;
E. Eizenstat       the                       Secretary of the Treasury              50         Advisory Board
Covington &        Nominating                (1999-2001); Under Secretary of    Portfolios     member, The
Burling            Committee                 State for Economic, Business and  of the Fund     Coca-Cola Company;
1201 Pennsylvania                            Agricultural Affairs (1997-1999);    and 5        Advisory Board
Avenue,                                      Under Secretary of Commerce for    Portfolios     member, Group
NW Washington,                               International Trade (1996-1997);       of         Menatep; Advisory
DC 20004                                     U.S. Ambassador to the European    BlackRock      Board member, BT
Age: 62                                      Union (1993-1996); Chairman,          Bond        Americas.
                                             International Board of Governors,  Allocation
                                             Weizmann Institute of Science.       Target
                                                                                 Shares)
------------------------------------------------------------------------------------------------------------------------------------
Robert M.          Trustee,     Since 1996   Retired; Director (1991-2001),          55        Lead Director, ACE   $ 140,100
Hernandez          Vice                      Vice Chairman and Chief Financial   (includes     Limited (insurance
c/o BlackRock      Chairman of               Officer (1994-2001), Executive Vice     50        company); Director
Funds              the Board                 President-Accounting and Finance    Portfolios    and Chairman of the
100 Bellevue       and Chairman              and Chief Financial Officer        of the Fund    Board, RTI
Parkway            of the Audit              (1991-1994), USX Corporation (a       and 5       International Metals,
Wilmington,        Committee                 diversified company principally     Portfolios    Inc.: Director,
DE 19809                                     engaged in energy and steel             of        Eastman Chemical
Age: 61                                      businesses).                        BlackRock     Company.
                                                                                    Bond
                                                                                 Allocation
                                                                                   Target
                                                                                  Shares)

                                                                             175

                                 BlackRock Funds

                     Fund Management (Unaudited) (Continued)
                                                                                    Number of
                                             Term of                                Portfolios                           Total Fund
                                           Office/(1)/                               in Fund             Other          Compensation
                             Position(s)   and Length                              Complex/(2)/       Directorships       for the
      Name, Address and       Held with      of Time     Principal Occupation(s)     Overseen           Held by         Year Ending
             Age                Fund         Served      During Past Five Years     by Trustee          Trustee           9/30/05
------------------------------------------------------------------------------------------------------------------------------------
 Dr. Matina Horner         Trustee and     Since 2004    Retired; Executive Vice       55        Chair of the Board of  $   104,550
 c/o BlackRock Funds       Chairperson of                President of Teachers      (includes    the Massachusetts
 100 Bellevue Parkway      the Governance                Insurance and Annuity         50        General Hospital
 Wilmington, DE 19809      Committee                     Association and College   Portfolios    Institute of Health
 Age: 66                                                 Retirement Equities Fund   of the Fund  Professions; Chair of
                                                         (TIAA-CREF) (1989-2003).     and 5      the Board of the
                                                                                   Portfolios    Greenwall Foundation;
                                                                                       of        Trustee, Century
                                                                                    BlackRock    Foundation (formerly
                                                                                      Bond       The Twentieth Century
                                                                                   Allocation    Fund); Director, N
                                                                                     Target      STAR (formerly called
                                                                                     Shares)     Boston Edison);
                                                                                                 Director, The Neiman
                                                                                                 Marcus Group;
                                                                                                 Honorary Trustee,
                                                                                                 Massachusetts
                                                                                                 General Hospital
                                                                                                 Corporation.

------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt            Trustee         Since 2005     President, Founders          55        Director, A.P. Pharma, $    84,600
c/o BlackRock Funds                                      Investment Ltd. (private   (includes    Inc.
100 Bellevue Parkway                                     investments) (since           50
Wilmington, DE 19809                                     1999); Trustee, SSR       Portfolios
Age: 67                                                  Funds (1993-2003).        of the Fund
                                                                                      and 5
                                                                                   Portfolios
                                                                                       of
                                                                                    BlackRock
                                                                                      Bond
                                                                                   Allocation
                                                                                     Target
                                                                                     Shares)
------------------------------------------------------------------------------------------------------------------------------------
David R. Wilmerding, Jr.   Trustee and     Since 1996    Chairman, Wilmerding &        56        None                   $   135,100
c/o BlackRock Funds        Chairperson of                Associates, Inc.           (includes
100 Bellevue Parkway       the Board                     (investment advisers)         50
Wilmington, DE 19809                                     (since 1989); Chairman,   Portfolios
Age: 70                                                  Coho Partners, Ltd.      of the Fund,
                                                         (investment advisers)    5 Portfolios
                                                         Corporation (land             of
                                                         management (since          BlackRock
                                                         2003); Director, Beaver      Bond
                                                         Management corporation);  Allocation
                                                         Managing General Partner,   Target
                                                         Chestnut Street Exchange  Shares and
                                                         Fund.                     1 Portfolio
                                                                                   of Chestnut
                                                                                      Street
                                                                                     Exchange
                                                                                   Fund, which
                                                                                   is managed
                                                                                       by
                                                                                    BlackRock
                                                                                    Financial
                                                                                    Management
                                                                                    Inc. and
                                                                                    BlackRock
                                                                                  Institutional
                                                                                   Management
                                                                                  Corporation.)
------------------------------------------------------------------------------------------------------------------------------------

176

                                 BlackRock Funds

                     FUND MANAGEMENT (Unaudited) (Continued)

                                             Term of                                                       Total Fund
                                            Office/(5)/                                                   Compensation
                            Position(s)     and Length                                                      for the
    Name, Address and        Held with       of Time           Principal Occupation(s)                    Year Ending
           Age                 Fund           Served           During Past Five Years                       9/30/05
----------------------------------------------------------------------------------------------------------------------
                                                          OFFICERS WHO ARE NOT TRUSTEES
Anne Ackerley              Vice President  Since 2003    Managing Director, BlackRock, Inc. (since May             N/A
BlackRock, Inc.                            (previously   2000); First Vice President and Operating
40 E. 52nd Street                          served as     Officer, Mergers and Acquisitions Group
New York, NY 10022                         Assistant     (1997-2000), First Vice President and
Age: 43                                    Secretary     Operating Officer, Public Finance Group
                                           since         (1995-1997), and First Vice President,
                                           2000)         Emerging Markets Fixed Income Research
                                                         (1994-1995), Merrill Lynch & Co.
----------------------------------------------------------------------------------------------------------------------
Edward Baer                Assistant       Since 2005    Director and Senior Counsel of BlackRock, Inc.            N/A
BlackRock, Inc.            Secretary                     (since 2004); Associate, Willkie Farr &
40 E. 52nd Street                                        Gallagher LLP (2000-2004); Associate, Morgan
New York, NY 10022                                       Lewis & Bockius LLP (1995-2000).
Age: 37
----------------------------------------------------------------------------------------------------------------------
Bart Battista              Chief           Since 2004    Chief Compliance Officer and Anti-Money          $    368,547
BlackRock, Inc.            Compliance                    Laundering Compliance Officer of BlackRock,
40 E. 52nd Street          Officer and                   Inc. (since 2004); Managing Director (since
New York, NY 10022         Anti-Money                    2003), and Director (1998-2002) of BlackRock,
Age: 46                    Laundering                    Inc.; Compliance Officer at Moore Capital
                           Compliance                    Management (1995-1998).
                           Officer
----------------------------------------------------------------------------------------------------------------------
Ellen L. Corson            Assistant       Since 1998    Senior Director and Vice President of Fund                N/A
PFPC Inc.                  Treasurer                     Accounting and Administration, PFPC Inc.
103 Bellevue Parkway                                     (since 2003); Vice President and Director of
Wilmington, DE 19809                                     Mutual Fund Accounting and Administration,
Age: 41                                                  PFPC Inc. (since November 1997); Assistant
                                                         Vice President, PFPC Inc. (March
                                                         1997-November 1997); Senior Accounting
                                                         Officer, PFPC Inc. (March 1993-March 1997).
----------------------------------------------------------------------------------------------------------------------
Henry Gabbay               President       Since 2005    Managing Director, BlackRock, Inc. (since                 N/A
BlackRock, Inc.                                          1989).
40 E. 52nd Street
New York, NY 10022
Age: 57
----------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan          Secretary       Since 1997    Managing Director and Senior Counsel (since               N/A
BlackRock Advisors, Inc.                                 January 2005), Director and Senior Counsel
100 Bellevue Parkway                                     (2001-2004) and Vice President and Senior
Wilmington, DE 19809                                     Counsel (1998-2000), BlackRock Advisors,
Age: 46                                                  Inc.; Senior Counsel, PNC Bank Corp. May
                                                         1995-April 1998).
----------------------------------------------------------------------------------------------------------------------
William McGinley           Treasurer       Since 2005    Managing Director of BlackRock, Inc. (since               N/A
BlackRock, Inc.                                          2004); Partner, PricewaterhouseCoopers LLP
100 Bellevue Parkway                                     (1990-2004).
Wilmington, DE 19809
Age: 38
----------------------------------------------------------------------------------------------------------------------
Vincent Tritto             Assistant       Since 2003    Managing Director and Assistant Secretary                 N/A
BlackRock, Inc.            Secretary                     (since January 2005) and Director and Senior
40 E. 52nd Street                                        Counsel (2002-2004) of BlackRock, Inc.
New York, NY 10022                                       Executive Director (2000-2002) and Vice
Age: 44                                                  President (1998-2000), Morgan Stanley & Co.
                                                         Incorporated and Morgan Stanley Asset
                                                         Management Inc. and officer of various Morgan
                                                         Stanley-sponsored investment vehicles:
                                                         Counsel (1998); Associate (1988-1997),
                                                         Rogers & Wells LLP, New York, NY.
----------------------------------------------------------------------------------------------------------------------

                                                                             177

                                 BlackRock Funds

                     FUND MANAGEMENT (Unaudited) (Concluded)

(1) Each Trustee holds office for an indefinite term until the earlier of (1)
    the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such
    Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust.
(2) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
(3) Mr. Davis is an interested person of the Fund due to his position at
    BlackRock, Inc.
(4) Mr. Fink is an interested person of the Fund due to his position at
    BlackRock, Inc.
(5) Each officer holds office for an indefinite term until the earlier of (1)
    the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund's code of regulations and
    Declaration of Trust.

178

                                 BlackRock Funds

                       ADDITIONAL INFORMATION (Unaudited)

(A)  A proxy statement was sent to shareholders of all portfolios of the Fund asking them to consider and vote upon the election of nine trustees to the
     Board of Trustees of the Fund (the "Board"). Five of the nine nominees were already serving as trustees of the Fund and the additional nominees had previously served as trustees of the State Street Research Funds. Due to the increased size and complexity of the Fund resulting from the reorganization with the State Street Research Funds, and an increase in the responsibilities of boards of trustees of funds generally, the Board believed it was in the best interest of the Fund to increase the size of the Board. On April 29, 2005, the special meeting of shareholders was held, at which all of the nominees included in the proxy were duly elected to the
     Board.

     The votes for the election of trustees were as follows:

                                              Affirmative    Negative
                                             -------------- ----------
        Bruce R. Bond ......................  3,006,153,475  9,427,152
        Richard S. Davis ...................  3,006,504,966  9,075,661
        Peter S. Drotch ....................  3,006,391,368  9,189,259
        Stuart E. Eizenstat ................  3,005,972,578  9,608,049
        Laurence D. Fink ...................  3,006,652,923  8,927,704
        Robert M. Hernandez ................  3,006,095,141  9,485,487
        Dr Matina Horner ...................  3,005,916,103  9,664,525
        Toby Rosenblatt ....................  3,006,157,679  9,422,948
        David R. Wilmerding, Jr. ...........  3,006,022,868  9,557,759

(B)  PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent auditor, has been hired as an internal audit supporting service provider by The PNC
     Financial Services Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain services to PNC and its affiliates which would have caused PwC to no longer be independent with respect to the Fund, PwC declined to stand for re-election as independent auditor of the Fund after the completion of the fiscal 2003 audit.

     The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent registered public accounting firm to audit the Fund's financial statements for fiscal year 2006. A majority of the Fund's Board of
     Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the Fund's fiscal 2005 audit on November 29,
     2005, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

(C)  As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

                                                                             179

                                BlackRock Funds

Investment Adviser
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Sub-Adviser
     BlackRock Financial Management, Inc.
     New York, New York 10022

Custodian
     PFPC Trust Co.
     Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent
     PFPC Inc.
     Wilmington, Delaware 19809

Distributor
     BlackRock Distributors, Inc.
     King of Prussia, Pennsylvania 19406

Co-Administrator
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Counsel
     Simpson Thacher & Bartlett LLP
     New York, New York 10017

Independent Registered Public Accounting Firm
     Deloitte & Touche LLP
     Philadelphia, Pennsylvania 19103

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800)
441-7762.

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.

Information on how proxies relating to the Fund's voting securities were voted
(if any) by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's
Form N-Q is available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington,
D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

                                BlackRock Funds

                                 FUND SPECTRUM

BlackRock Funds is a leading mutual fund company currently managing approximately $26 billion in the following portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing.

STOCK PORTFOLIOS
   Investment Trust                    Small Cap Core Equity
   Large Cap Value Equity              Small Cap Growth Equity
   Large Cap Growth Equity             Global Science & Technology Opportunities
   Dividend AchieversTM                Global Resources
   Legacy                              All-Cap Global Resources
   Mid-Cap Value Equity                Health Sciences
   Mid-Cap Growth Equity               U.S. Opportunities
   Aurora                              International Opportunities
   Small/Mid-Cap Growth                Index Equity
   Small Cap Value Equity

STOCK & BOND PORTFOLIOS
   Asset Allocation

BOND PORTFOLIOS
   Enhanced Income                     Government Income
   Low Duration Bond                   Inflation Protected Bond
   Intermediate Government Bond        GNMA
   Intermediate Bond                   Managed Income
   Intermediate PLUS Bond              International Bond
   Core Bond Total Return              High Yield Bond
   Core PLUS Total Return

TAX-FREE BOND PORTFOLIOS
   UltraShort Municipal                Ohio Tax-Free Income
   Tax-Free Income                     Delaware Tax-Free Income
   Pennsylvania Tax-Free Income        Kentucky Tax-Free Income
   New Jersey Tax-Free Income

MONEY MARKET PORTFOLIOS
   Money Market                        North Carolina Municipal Money Market
   U.S. Treasury Money Market          Ohio Municipal Money Market
   Municipal Money Market              Pennsylvania Municipal Money Market
   New Jersey Municipal Money Market   Virginia Municipal Money Market

                             SHAREHOLDER PRIVILEGES

Account Information
Call us at 1-800-441-7762 to get information about your account balances, recent transactions and share prices. You can also reach us on the web at
www.blackrock.com.

Automatic Investment Plans
Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans
Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell and Simple IRA's.

Additional Information About The BlackRock Funds
For additional reports or additional information, as well as more current information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call 1-800-441-7762.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S.
Government, the Federal Deposit Insurance Corporation, the Federal Reserve
Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

BND-ANN1 11/05                                               [LOGO OF BLACKROCK]

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Tax-Free Bond Portfolios

Annual Report
September 30, 2005

[GRAPHIC APPEARS HERE]

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE                                                      BlackRock

                                 BlackRock Funds

                            TAX-FREE BOND PORTFOLIOS

*UltraShort Municipal                   *New Jersey Tax-Free Income
*Tax-Free Income                        *Ohio Tax-Free Income
*Pennsylvania Tax-Free Income           *Delaware Tax-Free Income
                                        *Kentucky Tax-Free Income

Shareholder Letter ............................................................1
Portfolio Summaries
  UltraShort Municipal ......................................................2-3
  Tax-Free Income ...........................................................4-5
  Pennsylvania Tax-Free Income ..............................................6-7
  New Jersey Tax-Free Income ................................................8-9
  Ohio Tax-Free Income ....................................................10-11
  Delaware Tax-Free Income ................................................12-13
  Kentucky Tax-Free Income ................................................14-15
  Note on Performance Information ............................................16
Statements of Net Assets ..................................................17-36
  Key to Investment Abbreviations ............................................37
Portfolio Financial Statements
  Statements of Operations ...................................................38
  Statements of Changes in Net Assets .....................................40-41
  Financial Highlights ....................................................42-51
Notes to Financial Statements .............................................52-66
Report of Independent Registered Public Accounting Firm ......................67
Fund Management .............................. ............................68-72
Additional Information .......................................................73

                      PRIVACY PRINCIPLES OF BLACKROCK FUNDS

BlackRock Funds is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock Funds collects, how we protect that information, and why in certain cases we may share such information with select other parties.

BlackRock Funds does not receive any nonpublic personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record owners of BlackRock Funds, BlackRock Funds receives nonpublic personal information on account applications or other forms.
With respect to these shareholders, BlackRock Funds also has access to specific information regarding their transactions in BlackRock Funds.

BlackRock Funds does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders' accounts (for example, to a transfer agent).

BlackRock Funds restricts access to nonpublic personal information about its shareholders to BlackRock employees with a legitimate business need for the information. BlackRock Funds maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

                                 BlackRock Funds

September 30, 2005

Dear Shareholder:

     We are pleased to present the Annual Report of the BlackRock Funds'
Tax-Free Bond Portfolios for the year ended September 30, 2005. On January 31,
2005, the State Street Research Funds reorganized into BlackRock Funds and we at BlackRock would like to welcome the former State Street Research Funds shareholders and our new shareholders to the BlackRock Funds Family.

     The Annual Report includes important information on each Portfolio:

..    Portfolio Summary - discusses recent portfolio management activity and highlights total returns.

..    Fund Profile - displays characteristics of each Portfolio's holdings as of
     September 30, 2005.

..    Expense Example - discusses costs in a shareholder account and provides information for a shareholder to estimate his or her expenses by share class and to compare expenses of each share class to other funds.

..    Statement of Net Assets - lists portfolio holdings and includes each holding's market value and par amount/number of shares as of September 30,
     2005. The Statement of Net Assets also contains the net asset value for each share class of a Portfolio.

..    Statement of Operations - displays the components of each Portfolio's investment income and provides a detailed look at each Portfolio's expenses. The Statement of Operations also lists the aggregate change in value of a Portfolio's securities due to market fluctuations and security sales.

..    Statements of Changes in Net Assets - compare Portfolio information from the prior period to the current period. Specifically, it details shareholder distributions by share class, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

..    Financial Highlights - include each Portfolio's expense ratios, net asset values, total returns, distributions per share, and turnover ratios for the last five years or since inception.

..    Notes to Financial Statements - provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.

..    Fund Management Table - lists information regarding BlackRock Funds'
     Trustees and Officers.

     In addition to these items, a summary of shareholder privileges is listed on the inside back cover of the report. Shareholders can find information on this page describing how to access account balances, recent transactions, and share prices. It also includes a summary of the Fund's various investment plans.

     At BlackRock, we maintain an unwavering commitment to placing our clients first and we value the trust you have placed in us. We hope you find the report informative, and we thank you for making BlackRock part of your investment strategy. Should you have questions concerning this report, please contact your financial advisor or contact us at 1-800-441-7762 or visit us at
www.blackrock.com/funds.

Sincerely,

[GRAPHIC APPEARS HERE]

Anne Ackerley
Managing Director
BlackRock Advisors,Inc.

                                                                               1

                        UltraShort Municipal Portfolio

Total Net Assets (9/30/05): $42.9 million

Investment Approach:
     Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which is exempt from Federal income tax ("municipal securities"). These municipal securities may not be exempt from the Federal Alternative Minimum Tax. The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers.

Recent Portfolio Management Activity:
     .    All share classes of the Portfolio outperformed the Lipper Peer Group
(Short Municipal Debt Funds) for the annual period.
     .    During the annual period, municipal bonds outperformed taxable bonds.
Historically municipal bonds have lagged behind taxable bonds in rallying bond markets and outperformed them in higher rate environments. The attractive municipal bond relative values compared to Treasury securities during the first half of the annual period attracted new buyers into the market. It was the combination of strong demand from traditional buyers, especially insurance companies, and opportunistic purchases from the non-traditional buyers that drove municipal returns. During the annual period, the 2-year to 10-year portion of the municipal yield curve flattened by approximately 84 basis points versus the Treasury marketplace, where the curve flattened by 136 basis points. This trend is partially the result of a renewed interest in municipal bonds toward the end of the annual period from retail investors who have been mostly absent from the market due to the historic low interest rate environment in the past couple of years.
     .    The municipal market remains fundamentally strong. While hurricanes
Katrina and Rita have struck the Gulf Coast, it is too early to determine the extent of the damage and the immediate and long term effects on the economy.
Despite the hurricanes and rising interest rates, the municipal bond market continued to perform well to the end of the annual period. In general, the credit quality of the states have significantly improved over the past year as the more robust national economy produced higher state tax flows and revenues in conjunction with modestly restrained increases in state spending. Year-to-date, in 2005, only 5 states have seen revenue receipts come in under their projections. One example of such strength is California, which continues to benefit from an expanding economy, resulting in a revenue increase of 11.64%
year over year.
     .    The municipal new issue market continues on a record setting pace with approximately $310.0 billion issued year-to-date 2005, a 15% increase over last year's pace. It is on track to surpass the record set in 2003. Despite a higher interest rate environment, which typically slows new issue supply, the flattening of the Treasury yield curve has created more advance refunding opportunities. Refunding issuance stands at $106.6 billion, or 55% greater than
2004 year-to-date.
     .    During the annual period, the 200 basis points increase of the Fed
Funds rate resulted in the outperformance of cash equivalent securities over one year maturities. The Portfolio continues to hold slightly more than 50% of its assets in maturities under 60 days, which has led to the Portfolio's outperformance versus the Lipper Peer Group and Lehman Brothers One Year
Municipal Bond Index.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                         ULTRASHORT MUNICIPAL PORTFOLIO,
             THE LEHMAN BROTHERS 1 YEAR MUNICIPAL BOND INDEX AND THE
                LIPPER SHORT MUNICIPAL DEBT FUNDS FROM INCEPTION.

                                  [LINE CHART]

             Institutional   Investor A   Lehman Brothers 1 Year Municipal Bond Index   Lipper Short Municipal Debt Funds
             -------------   ----------   -------------------------------------------   ---------------------------------
03/03/2004      $ 10,000       $ 9,699                     $ 10,000                                  $ 10,000
03/31/2004        10,000         9,690                       10,001                                     9,989
06/30/2004         9,955         9,682                        9,971                                     9,916
09/30/2004        10,009         9,721                       10,047                                    10,017
12/31/2004        10,044         9,741                       10,049                                    10,040
03/31/2005        10,060         9,752                       10,048                                    10,023
06/30/2005        10,121         9,800                       10,122                                    10,097
09/30/2005        10,162         9,842                       10,163                                    10,136

                      For period ending September 30, 2005

                      Average Annual Total Return
                                                             From
                                             1 Year        Inception
                                          ------------   ------------
     BlackRock Class                           1.64%          1.14%
     Institutional Class                       1.54%          1.03%
     Service Class                             1.23%          0.67%
     Investor A Class (Load Adjusted)         (1.81)%        (1.01)%
     Investor A Class (NAV)                    1.25%          0.93%

The performance of the Lehman Brothers 1 Year Municipal Bond Index (the
"Benchmark") is presented for comparative purposes in response to requirements of the Securities and Exchange Commission. However, BlackRock believes that differences between the ways in which the portfolio is managed and the Benchmark is constructed may make comparisons between the portfolio and Benchmark performance less meaningful to investors. Therefore, the performance of the
Lipper Short Municipal Debt Funds is also presented.

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: BlackRock shares, 3/3/04; Institutional Shares,
3/19/04; Service Shares, 3/19/04; and Investor a shares, 3/19/04. See "Note on
Performance Information" on page 16 for further information on how performance data was calculated, including important information on the line graph+ above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

2

                         UltraShort Municipal Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                      9.8%
AA                                      33.9
A                                       30.0
BBB                                     16.7
Unrated                                  9.6
                                       -----
  Total                                100.0%
                                       =====

Largest State Concentration (% of portfolio, excluding money market investments)
Ohio                                    12.6%
Kentucky                                10.8
Texas                                   10.7
New York                                 7.5
North Carolina                           5.9
Washington                               4.8
Colorado                                 4.4
Pennsylvania                             4.1
Tennessee                                4.0
Virginia                                 3.2
                                       -----
  Total                                 68.0%
                                       =====

Portfolio Statistics
Average maturity (years)                0.35
Modified Duration/2/                    0.34

1   Using the highest of Standard & Poor's ("S&P's"), Fitch Ratings ("Fitch"),
    or Moody's Investors Service ("Moody's") rating.

2  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution
(12b-1) and service fees, where applicable; and other Portfolio expenses. This
Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Actual Expenses
                        ---------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor
                             Class           Class           Class          A Class
                        --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/05)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/05)                   1,010.70        1,010.20        1,009.00        1,009.20
Expenses Incurred
 During Period
 (4/01/05 -
  9/30/05)                       1.76            2.27            3.68            3.68

                                             Hypothetical Expenses
                                          (5% return before expenses)
                        ---------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor
                             Class           Class           Class          A Class
                        --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/05)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/05)                   1,023.22        1,022.72        1,021.29        1,021.29
Expenses Incurred
 During Period
 (4/01/05 -
  9/30/05)                       1.78            2.28            3.71            3.71

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.35%, 0.45%, 0.73%, and 0.73% for the BlackRock, Institutional,
Service, and Investor A  share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                               3

                            Tax-Free Income Portfolio

Total Net Assets (9/30/05): $399.7 million

Investment Approach:
     Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies and authorities (and related tax-exempt derivative securities), the interest on which the portfolio manager believes is exempt from Federal income tax, including the Federal Alternative
Minimum Tax ("municipal securities"). The Portfolio normally invests at least
80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers. The Portfolio emphasizes securities in the ten to twenty year maturity range.

Recent Portfolio Management Activity:
     .    All share classes of the Portfolio underperformed the Lipper Peer
Group (General Municipal Debt Funds) for the annual period.
     .    During the annual period, municipal bonds outperformed taxable bonds.
Historically municipal bonds have lagged behind taxable bonds in rallying bond markets and outperformed them in higher rate environments. The attractive municipal bond relative values compared to Treasury securities during the first half of the annual period attracted new buyers into the market. It was the combination of strong demand from traditional buyers, especially insurance companies, and opportunistic purchases from the non-traditional buyers that drove municipal returns. During the annual period, the 2-year to 10-year portion of the municipal yield curve flattened by approximately 84 basis points versus the Treasury marketplace, where the curve flattened by 136 basis points. This trend is partially the result of a renewed interest in municipal bonds toward the end of the annual period from retail investors who have been mostly absent from the market due to the historic low interest rate environment in the past couple of years.
     .    The municipal market remains fundamentally strong. While hurricanes
Katrina and Rita have struck the Gulf Coast, it is too early to determine the extent of the damage and the immediate and long term effects on the economy.
Despite the hurricanes and rising interest rates, the municipal bond market continued to perform well to the end of the annual period. In general, the credit quality of the states have significantly improved over the past year as the more robust national economy produced higher state tax flows and revenues in conjunction with modestly restrained increases in state spending. Year-to-date, in 2005, only 5 states have seen revenue receipts come in under their projections. One example of such strength is California, which continues to benefit from an expanding economy, resulting in a revenue increase of 11.64%
year over year.
     .    The municipal new issue market continues on a record setting pace with approximately $310.0 billion issued year-to-date 2005, a 15% increase over last year's pace. It is on track to surpass the record set in 2003. Despite a higher interest rate environment, which typically slows new issue supply, the flattening of the Treasury yield curve has created more advance refunding opportunities. Refunding issuance stands at $106.6 billion, or 55% greater than
2004 year-to-date.
     .    During the annual period, the 2-year, 5-year and 10-year portions of the municipal yield curve rose by 110, 58 and 30 basis points, respectively, while the 30-year portion declined 11 basis points. The Portfolio's overall bias towards a higher interest rate environment, and investments in the short to intermediate portion of the yield curve, detracted from performance as the longer portions of the municipal yield curve were the best performers during the annual period.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                           TAX-FREE INCOME PORTFOLIO,
                THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE
           LIPPER GENERAL MUNICIPAL DEBT FUNDS FOR THE PAST TEN YEARS.

                                  [LINE CHART]

             Institutional   Investor A   Lehman Brothers Municipal Bond Index   Lipper General Municipal Debt Funds
             -------------   ----------   ------------------------------------   -----------------------------------
09/30/1995      $ 10,000       $ 9,602                  $ 10,000                              $ 10,000
12/31/1995        10,458        10,020                    10,412                                10,466
03/31/1996        10,369         9,933                    10,287                                10,279
06/30/1996        10,466        10,013                    10,366                                10,332
09/30/1996        10,745        10,268                    10,604                                10,569
12/31/1996        11,056        10,553                    10,875                                10,821
03/31/1997        11,047        10,532                    10,849                                10,770
06/30/1997        11,445        10,899                    11,223                                11,146
09/30/1997        11,829        11,252                    11,562                                11,492
12/31/1997        12,176        11,568                    11,875                                11,814
03/31/1998        12,336        11,706                    12,012                                11,927
06/30/1998        12,516        11,862                    12,194                                12,086
09/30/1998        12,876        12,190                    12,569                                12,439
12/31/1998        12,957        12,252                    12,645                                12,450
03/31/1999        13,025        12,302                    12,757                                12,512
06/30/1999        12,798        12,073                    12,531                                12,227
09/30/1999        12,660        11,929                    12,481                                12,058
12/31/1999        12,418        11,687                    12,383                                11,870
03/31/2000        12,774        12,008                    12,746                                12,209
06/30/2000        12,938        12,148                    12,939                                12,341
09/30/2000        13,268        12,444                    13,252                                12,625
12/31/2000        13,778        12,907                    13,832                                13,167
03/31/2001        14,046        13,143                    14,139                                13,422
06/30/2001        14,169        13,231                    14,231                                13,488
09/30/2001        14,570        13,602                    14,630                                13,833
12/31/2001        14,436        13,461                    14,541                                13,682
03/31/2002        14,573        13,560                    14,678                                13,792
06/30/2002        14,947        13,904                    15,215                                14,258
09/30/2002        15,310        14,226                    15,938                                14,884
12/31/2002        15,302        14,201                    15,938                                14,827
03/31/2003        15,305        14,188                    16,129                                14,930
06/30/2003        15,848        14,674                    16,545                                15,321
09/30/2003        15,830        14,640                    16,558                                15,315
12/31/2003        16,022        14,800                    16,785                                15,537
03/31/2004        16,185        14,933                    17,075                                15,756
06/30/2004        15,888        14,642                    16,671                                15,386
09/30/2004        16,378        15,095                    17,320                                15,930
12/31/2004        16,621        15,295                    17,537                                16,115
03/31/2005        16,672        15,332                    17,531                                16,080
06/30/2005        16,951        15,579                    18,044                                16,512
09/30/2005        16,897        15,519                    18,022                                16,484

                      For period ending September 30, 2005

                                                        Average Annual Total Return
                                             1 Year        3 Year       5 Year       10 Year
                                          ------------   ----------   ----------   ----------
     BlackRock Class                           3.23%         3.40%        4.99%        5.40%
     Institutional Class                       3.17%         3.34%        4.95%        5.39%
     Service Class                             2.91%         3.02%        4.63%        5.07%
     Investor A Class (Load Adjusted)         (1.28)%        1.56%        3.66%        4.49%
     Investor A Class (NAV)                    2.81%         2.94%        4.52%        4.92%
     Investor B Class (Load Adjusted)         (2.32)%        1.08%        3.39%        4.20%
     Investor B Class (NAV)                    2.14%         2.18%        3.74%        4.20%
     Investor C Class (Load Adjusted)          1.15%         2.18%        3.72%        4.20%
     Investor C Class (NAV)                    2.14%         2.18%        3.72%        4.20%

The performance of the Lehman Brothers Municipal Bond Index (the "Benchmark") is
presented for comparative purposes in response to requirements of the Securities and Exchange Commission. However, BlackRock believes that differences between the ways in which the portfolio is managed and the Benchmark is constructed may make comparisons between the portfolio and Benchmark performance less meaningful to investors. Therefore, the performance of the Lipper General Municipal Debt
Funds is also presented.

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Investor A Shares, 5/14/90; Institutional Shares,
1/21/93; Service Shares, 7/29/93; Investor B Shares, 7/18/96, Investor C Shares,
2/28/97 and BlackRock Shares, 12/22/03. See "Note on Performance Information" on
page 16 for further information on how performance data was calculated, including important information on the line graph+ above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

4

                           Tax-Free Income Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                     65.0%
AA                                      18.2
A                                        7.6
BBB                                      6.6
<BBB                                     1.4
Unrated                                  1.2
                                       -----
  Total                                100.0%
                                       =====

Largest State Concentration (% of long-term investments)
Pennsylvania                             9.6%
New York                                 8.8
Texas                                    8.0
Washington                               7.9
California                               7.4
New Jersey                               7.3
Georgia                                  6.8
Puerto Rico                              6.6
Massachusetts                            5.1
Florida                                  4.7
                                       -----
  Total                                 72.2%
                                       =====
Portfolio Statistics
Average maturity (years)                8.42
Modified Duration/2/                    7.33

1   Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
    ("Moody's") rating.

2   Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution
(12b-1) and service fees, where applicable; and other Portfolio expenses. This
Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Actual Expenses
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/05)          $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/05)                   1,013.30        1,013.50        1,012.20        1,012.20        1,008.40        1,008.40
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)             2.27            3.03            4.34            4.34            8.11            8.11

                                                             Hypothetical Expenses
                                                          (5% return before expenses)
                        -----------------------------------------------------------------------------------------------
                           BlackRock     Institutional      Service         Investor        Investor        Investor
                             Class           Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/05)          $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00     $  1,000.00
Ending Account Value
 (9/30/05)                   1,022.72        1,021.95        1,020.63        1,020.63        1,016.83        1,016.83
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)             2.28            3.05            4.37            4.37            8.17            8.17

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.45%, 0.60%, 0.86%, 0.86%, 1.61%, and 1.61% for the BlackRock,
Institutional, Service, Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365
(to reflect the one-half year period).

                                                                               5

                    Pennsylvania Tax-Free Income Portfolio

Total Net Assets (9/30/05): $660.3 million

Investment Approach:
     Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the portfolio manager believes is exempt from Federal income tax (including the Federal Alternative
Minimum Tax) and Pennsylvania state income tax ("municipal securities"). The
Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Pennsylvania). The Portfolio emphasizes securities in the ten to twenty year maturity range.

Recent Portfolio Management Activity:
     .    All share classes of the Portfolio underperformed the Lipper Peer
Group (Pennsylvania Municipal Debt Funds) for the annual period.
     .    During the annual period, municipal bonds outperformed taxable bonds.
Historically municipal bonds have lagged behind taxable bonds in rallying bond markets and outperformed them in higher rate environments. The attractive municipal bond relative values compared to Treasury securities during the first half of the annual period attracted new buyers into the market. It was the combination of strong demand from traditional buyers, especially insurance companies, and opportunistic purchases from the non-traditional buyers that drove municipal returns. During the annual period, the 2-year to 10-year portion of the municipal yield curve flattened by approximately 84 basis points versus the Treasury marketplace, where the curve flattened by 136 basis points. This trend is partially the result of a renewed interest in municipal bonds toward the end of the annual period from retail investors who have been mostly absent from the market due to the historic low interest rate environment in the past couple of years.
     .    The municipal market remains fundamentally strong. While hurricanes
Katrina and Rita have struck the Gulf Coast, it is too early to determine the extent of the damage and the immediate and long term effects on the economy.
Despite the hurricanes and rising interest rates, the municipal bond market continued to perform well to the end of the annual period. In general, the credit quality of the states have significantly improved over the past year as the more robust national economy produced higher state tax flows and revenues in conjunction with modestly restrained increases in state spending. Year-to-date, in 2005, only 5 states have seen revenue receipts come in under their projections. One example of such strength is California, which continues to benefit from an expanding economy, resulting in a revenue increase of 11.64%
year over year.
     .    The municipal new issue market continues on a record setting pace with approximately $310.0 billion issued year-to-date 2005, a 15% increase over last year's pace. It is on track to surpass the record set in 2003. New issue volume in Pennsylvania year-to-date at $13.2 billion is running approximately 33% ahead of last year's pace. Despite a higher interest rate environment, which typically slows new issue supply, the flattening of the Treasury yield curve has created more advance refunding opportunities. Refunding issuance stands at $106.6 billion, or 55% greater than 2004 year-to-date.
     .    During the annual period, the 2-year, 5-year and 10-year portions of the municipal yield curve rose by 110, 58 and 30 basis points, respectively, while the 30-year portion declined 11 basis points. The Portfolio's overall bias towards a higher interest rate environment, and investments in the short to intermediate portion of the yield curve, detracted from performance as the longer portions of the municipal yield curve were the best performers during the annual period.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                          PA TAX-FREE INCOME PORTFOLIO,
                THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE
        LIPPER PENNSYLVANIA MUNICIPAL DEBT FUNDS FOR THE PAST TEN YEARS.

                                  [LINE CHART]

             Institutional   Investor A   Lehman Brothers Municipal Bond Index   Lipper Pennsylvania Municipal Debt Funds
             -------------   ----------   ------------------------------------   ----------------------------------------
09/30/1995     $ 10,000        $ 9,600                  $ 10,000                               $ 10,000
12/31/1995       10,420          9,992                    10,412                                 10,465
03/31/1996       10,299          9,865                    10,287                                 10,279
06/30/1996       10,391          9,941                    10,366                                 10,350
09/30/1996       10,629         10,158                    10,604                                 10,589
12/31/1996       10,900         10,406                    10,875                                 10,831
03/31/1997       10,860         10,356                    10,849                                 10,793
06/30/1997       11,193         10,662                    11,223                                 11,148
09/30/1997       11,525         10,966                    11,562                                 11,475
12/31/1997       11,848         11,262                    11,875                                 11,793
03/31/1998       11,993         11,387                    12,012                                 11,912
06/30/1998       12,184         11,555                    12,194                                 12,075
09/30/1998       12,506         11,848                    12,569                                 12,377
12/31/1998       12,573         11,898                    12,645                                 12,389
03/31/1999       12,674         11,981                    12,757                                 12,464
06/30/1999       12,464         11,769                    12,531                                 12,228
09/30/1999       12,404         11,700                    12,481                                 12,033
12/31/1999       12,285         11,574                    12,383                                 11,814
03/31/2000       12,596         11,855                    12,746                                 12,130
06/30/2000       12,779         12,013                    12,939                                 12,256
09/30/2000       13,086         12,288                    13,252                                 12,558
12/31/2000       13,508         12,670                    13,832                                 13,041
03/31/2001       13,814         12,929                    14,139                                 13,279
06/30/2001       13,857         12,954                    14,231                                 13,368
09/30/2001       14,218         13,289                    14,630                                 13,749
12/31/2001       14,146         13,194                    14,541                                 13,630
03/31/2002       14,257         13,282                    14,678                                 13,731
06/30/2002       14,733         13,722                    15,215                                 14,184
09/30/2002       15,146         14,091                    15,938                                 14,806
12/31/2002       15,180         14,093                    15,938                                 14,763
03/31/2003       15,325         14,223                    16,129                                 14,906
06/30/2003       15,710         14,552                    16,545                                 15,277
09/30/2003       15,625         14,455                    16,558                                 15,254
12/31/2003       15,824         14,622                    16,785                                 15,474
03/31/2004       15,925         14,711                    17,075                                 15,684
06/30/2004       15,647         14,438                    16,671                                 15,305
09/30/2004       16,066         14,809                    17,320                                 15,819
12/31/2004       16,249         14,962                    17,537                                 16,023
03/31/2005       16,249         14,934                    17,531                                 16,028
06/30/2005       16,498         15,162                    18,044                                 16,449
09/30/2005       16,452         15,105                    18,022                                 16,426

                          For period ending September 30, 2005

                                                      Average Annual Total Return
                                             1 Year        3 Year       5 Year       10 Year
                                          ------------   ----------   ----------   ----------
     Institutional Class                      2.41%         2.79%        4.68%        5.10%
     Service Class                            2.10%         2.49%        4.38%        4.78%
     Investor A Class (Load Adjusted)        (2.12)%        0.97%        3.37%        4.21%
     Investor A Class (NAV)                   2.00%         2.35%        4.22%        4.64%
     Investor B Class (Load Adjusted)        (3.14)%        0.55%        3.14%        3.89%
     Investor B Class (NAV)                   1.25%         1.62%        3.48%        3.89%
     Investor C Class (Load Adjusted)         0.27%         1.62%        3.47%        3.92%
     Investor C Class (NAV)                   1.24%         1.62%        3.47%        3.92%

The performance of the Lehman Brothers Municipal Bond Index (the "Benchmark") is
presented for comparative purposes in response to requirements of the Securities and Exchange Commission. However, BlackRock believes that differences between the ways in which the portfolio is managed and the Benchmark is constructed may make comparisons between the portfolio and Benchmark performance less meaningful to investors. Therefore, the performance of the Lipper Pennsylvania Municipal
Debt Funds is also presented.

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Investor A Shares, 5/14/90; Institutional Shares,
1/21/93; Service Shares, 7/29/93; Investor B Shares, 7/18/96, Investor C Shares,
2/28/97 and BlackRock Shares, 12/22/03. See "Note on Performance Information" on
page 16 for further information on how performance data was calculated, including important information on the line graph+ above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

6

                    Pennsylvania Tax-Free Income Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                     74.9%
AA                                      10.0
A                                       11.1
BBB                                      3.9
Unrated                                  0.1
                                       -----
  Total                                100.0%
                                       =====

Portfolio Statistics
Average maturity (years)                6.59
Modified Duration/2/                    5.55

1   Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
    ("Moody's") rating.

2   Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution
(12b-1) and service fees, where applicable; and other Portfolio expenses. This
Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/05)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/05)                   1,012.50        1,011.00        1,011.50        1,007.70        1,007.70
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)             3.03            4.54            5.04            8.86            8.81

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/05)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/05)                   1,021.95        1,020.43        1,019.92        1,016.07        1,016.12
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)             3.05            4.57            5.08            8.93            8.88

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, 0.90%, 1.00%, 1.76%, and 1.75% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                               7

                     New Jersey Tax-Free Income Portfolio

Total Net Assets (9/30/05): $172.7 million

Investment Approach:
     Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the portfolio manager believes is exempt from Federal income tax (including the Federal Alternative
Minimum Tax) and New Jersey state income tax ("municipal securities"). The
Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of New Jersey). The Portfolio emphasizes securities in the ten to twenty year maturity range.

Recent Portfolio Management Activity:
     .    All share classes of the Portfolio underperformed the Lipper Peer
Group (New Jersey Municipal Debt Funds) for the annual period.
     .    During the annual period, municipal bonds outperformed taxable bonds.
Historically municipal bonds have lagged behind taxable bonds in rallying bond markets and outperformed them in higher rate environments. The attractive municipal bond relative values compared to Treasury securities during the first half of the annual period attracted new buyers into the market. It was the combination of strong demand from traditional buyers, especially insurance companies, and opportunistic purchases from the non-traditional buyers that drove municipal returns. During the annual period, the 2-year to 10-year portion of the municipal yield curve flattened by approximately 84 basis points versus the Treasury marketplace, where the curve flattened by 136 basis points. This trend is partially the result of a renewed interest in municipal bonds toward the end of the annual period from retail investors who have been mostly absent from the market due to the historic low interest rate environment in the past couple of years.
     .    The municipal market remains fundamentally strong. While hurricanes
Katrina and Rita have struck the Gulf Coast, it is too early to determine the extent of the damage and the immediate and long term effects on the economy.
Despite the hurricanes and rising interest rates, the municipal bond market continued to perform well to the end of the annual period. In general, the credit quality of the states have significantly improved over the past year as the more robust national economy produced higher state tax flows and revenues in conjunction with modestly restrained increases in state spending. Year-to-date, in 2005, only 5 states have seen revenue receipts come in under their projections. One example of such strength is California, which continues to benefit from an expanding economy, resulting in a revenue increase of 11.64%
year over year.
     .    The municipal new issue market continues on a record setting pace with approximately $310.0 billion issued year-to-date 2005, a 15% increase over last year's pace. It is on track to surpass the record set in 2003. New issue volume in New Jersey year-to-date at $12.0 billion is running approximately 9% ahead of last year's pace. Despite a higher interest rate environment, which typically slows new issue supply, the flattening of the Treasury yield curve has created more advance refunding opportunities. Refunding issuance stands at $106.6 billion, or 55% greater than 2004 year-to-date.
     .    During the annual period, the 2-year, 5-year and 10-year portions of the municipal yield curve rose by 110, 58 and 30 basis points, respectively, while the 30-year portion declined 11 basis points. The Portfolio's overall bias towards a higher interest rate environment, and investments in the short to intermediate portion of the yield curve, detracted from performance as the longer portions of the municipal yield curve were the best performers during the annual period.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                          NJ TAX-FREE INCOME PORTFOLIO,
                THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE
         LIPPER NEW JERSEY MUNICIPAL DEBT FUNDS FOR THE PAST TEN YEARS.

                                  [LINE CHART]

               Service    Investor A   Lehman Brothers Municipal Bond Index    Lipper New Jersey Municipal Debt Funds
             ----------   ----------   ------------------------------------    --------------------------------------
09/30/1995    $ 10,000     $ 9,599                  $ 10,000                               $ 10,000
12/31/1995      10,353       9,937                    10,412                                 10,423
03/31/1996      10,261       9,840                    10,287                                 10,243
06/30/1996      10,289       9,864                    10,366                                 10,313
09/30/1996      10,468      10,031                    10,604                                 10,539
12/31/1996      10,730      10,278                    10,875                                 10,780
03/31/1997      10,701      10,247                    10,849                                 10,751
06/30/1997      11,000      10,529                    11,223                                 11,079
09/30/1997      11,318      10,828                    11,562                                 11,401
12/31/1997      11,616      11,109                    11,875                                 11,701
03/31/1998      11,712      11,195                    12,012                                 11,808
06/30/1998      11,883      11,354                    12,194                                 11,970
09/30/1998      12,255      11,705                    12,569                                 12,323
12/31/1998      12,310      11,752                    12,645                                 12,366
03/31/1999      12,350      11,785                    12,757                                 12,434
06/30/1999      12,097      11,539                    12,531                                 12,188
09/30/1999      12,053      11,492                    12,481                                 12,019
12/31/1999      11,967      11,406                    12,383                                 11,820
03/31/2000      12,206      11,628                    12,746                                 12,117
06/30/2000      12,382      11,790                    12,939                                 12,264
09/30/2000      12,637      12,029                    13,252                                 12,551
12/31/2000      13,129      12,492                    13,832                                 13,081
03/31/2001      13,437      12,779                    14,139                                 13,364
06/30/2001      13,508      12,831                    14,231                                 13,466
09/30/2001      13,868      13,179                    14,630                                 13,735
12/31/2001      13,709      13,021                    14,541                                 13,620
03/31/2002      13,918      13,203                    14,678                                 13,760
06/30/2002      14,397      13,664                    15,215                                 14,210
09/30/2002      14,859      14,084                    15,938                                 14,730
12/31/2002      14,871      14,101                    15,938                                 14,720
03/31/2003      15,018      14,223                    16,129                                 14,800
06/30/2003      15,394      14,586                    16,545                                 15,185
09/30/2003      15,280      14,471                    16,558                                 15,161
12/31/2003      15,472      14,635                    16,785                                 15,404
03/31/2004      15,667      14,813                    17,075                                 15,605
06/30/2004      15,324      14,494                    16,671                                 15,220
09/30/2004      15,859      14,996                    17,320                                 15,750
12/31/2004      16,059      15,182                    17,537                                 15,962
03/31/2005      16,028      15,136                    17,531                                 15,985
06/30/2005      16,371      15,469                    18,044                                 16,411
09/30/2005      16,283      15,383                    18,022                                 16,382

                          For period ending September 30, 2005

                                                        Average Annual Total Return
                                             1 Year        3 Year       5 Year       10 Year
                                          ------------   ----------   ----------   ----------
     Institutional Class                      2.99%         3.41%        5.51%        5.23%
     Service Class                            2.68%         3.10%        5.20%        5.00%
     Investor A Class (Load Adjusted)        (1.54)%        1.60%        4.19%        4.40%
     Investor A Class (NAV)                   2.58%         2.98%        5.04%        4.83%
     Investor B Class(Load Adjusted)         (2.63)%        1.13%        3.92%        4.11%
     Investor B Class (NAV)                   1.81%         2.21%        4.26%        4.11%
     Investor C Class(Load Adjusted)          0.82%         2.18%        4.29%        4.12%
     Investor C Class (NAV)                   1.81%         2.18%        4.29%        4.12%

The performance of the Lehman Brothers Municipal Bond Index (the "Benchmark") is
presented for comparative purposes in response to requirements of the Securities and Exchange Commission. However, BlackRock believes that differences between the ways in which the portfolio is managed and the Benchmark is constructed may make comparisons between the portfolio and Benchmark performance less meaningful to investors. Therefore, the performance of the Lipper New Jersey Municipal
Debt Funds is also presented.

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Investor A Shares, 5/14/90; Institutional Shares,
1/21/93; Service Shares, 7/29/93; Investor B Shares, 7/18/96, Investor C Shares,
2/28/97 and BlackRock Shares, 12/22/03. See "Note on Performance Information" on
page 16 for further information on how performance data was calculated, including important information on the line graph* above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.  Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

8

                     New Jersey Tax-Free Income Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                     61.0%
AA                                      12.1
A                                        6.6
BBB                                     18.3
Unrated                                  2.0
                                       -----
  Total                                100.0%
                                       =====

Portfolio Statistics
Average maturity (years)                7.29
Modified Duration/2/                    6.70

1   Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
    ("Moody's") rating.

2   Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution
(12b-1) and service fees, where applicable; and other Portfolio expenses. This
Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/05)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/05)                   1,018.30        1,015.90        1,016.30        1,011.70        1,011.60
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)             3.04            4.55            5.00            8.83            8.93

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/05)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/05)                   1,021.95        1,020.43        1,019.97        1,016.12        1,016.01
Expenses Incurred
 During Period
 (4/01/05 - 9/30/05)             3.05            4.57            5.03            8.88            8.99

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, 0.90%, 0.99%, 1.75%, and 1.77% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                               9

                        Ohio Tax-Free Income Portfolio

Total Net Assets (9/30/05): $126.6 million

Investment Approach:
     Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the portfolio manager believes is exempt from Federal income tax (including the Federal Alternative
Minimum Tax) and Ohio state income tax ("municipal securities"). The Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers
(including issuers located outside of Ohio). The Portfolio emphasizes securities in the ten to twenty year maturity range.

Recent Portfolio Management Activity:
     .    All share classes of the Portfolio underperformed the Lipper Peer
Group (Ohio Municipal Debt Funds) for the annual period.
     .    During the annual period, municipal bonds outperformed taxable bonds.
Historically municipal bonds have lagged behind taxable bonds in rallying bond markets and outperformed them in higher rate environments. The attractive municipal bond relative values compared to Treasury securities during the first half of the annual period attracted new buyers into the market. It was the combination of strong demand from traditional buyers, especially insurance companies, and opportunistic purchases from the non-traditional buyers that drove municipal returns. During the annual period, the 2-year to 10-year portion of the municipal yield curve flattened by approximately 84 basis points versus the Treasury marketplace, where the curve flattened by 136 basis points. This trend is partially the result of a renewed interest in municipal bonds toward the end of the annual period from retail investors who have been mostly absent from the market due to the historic low interest rate environment in the past couple of years.
     .    The municipal market remains fundamentally strong. While hurricanes
Katrina and Rita have struck the Gulf Coast, it is too early to determine the extent of the damage and the immediate and long term effects on the economy.
Despite the hurricanes and rising interest rates, the municipal bond market continued to perform well to the end of the annual period. In general, the credit quality of the states have significantly improved over the past year as the more robust national economy produced higher state tax flows and revenues in conjunction with modestly restrained increases in state spending. Year-to-date, in 2005, only 5 states have seen revenue receipts come in under their projections. One example of such strength is California, which continues to benefit from an expanding economy, resulting in a revenue increase of 11.64%
year over year.
     .    The municipal new issue market continues on a record setting pace with approximately $310.0 billion issued year-to-date 2005, a 15% increase over last year's pace. It is on track to surpass the record set in 2003. New issue volume in Ohio year-to-date at $9.0 billion is running approximately 12% ahead of last year's pace. Despite a higher interest rate environment, which typically slows new issue supply, the flattening of the Treasury yield curve has created more advance refunding opportunities. Refunding issuance stands at $106.6 billion, or
55% greater than 2004 year-to-date.
     .    During the annual period, the 2-year, 5-year and 10-year portions of the municipal yield curve rose by 110, 58 and 30 basis points, respectively, while the 30-year portion declined 11 basis points. The Portfolio's overall bias towards a higher interest rate environment through most of the annual period detracted from performance as the longer portions of the municipal yield curve were the best performers during the annual period.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                          OH TAX-FREE INCOME PORTFOLIO,
                THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE
            LIPPER OHIO MUNICIPAL DEBT FUNDS FOR THE PAST TEN YEARS.

                                  [LINE CHART]

             Institutional   Investor A   Lehman Brothers Municipal Bond Index   Lipper Ohio Municipal Debt Funds
             -------------   ----------   ------------------------------------   --------------------------------
09/30/1995      $ 10,000       $ 9,599                 $ 10,000                              $ 10,000
12/31/1995        10,444        10,017                   10,412                                10,425
03/31/1996        10,276         9,845                   10,287                                10,243
06/30/1996        10,364         9,916                   10,366                                10,317
09/30/1996        10,612        10,142                   10,604                                10,551
12/31/1996        10,879        10,385                   10,875                                10,797
03/31/1997        10,850        10,346                   10,849                                10,757
06/30/1997        11,186        10,654                   11,223                                11,090
09/30/1997        11,517        10,956                   11,562                                11,395
12/31/1997        11,821        11,232                   11,875                                11,691
03/31/1998        11,929        11,321                   12,012                                11,801
06/30/1998        12,119        11,488                   12,194                                11,952
09/30/1998        12,503        11,838                   12,569                                12,275
12/31/1998        12,572        11,890                   12,645                                12,315
03/31/1999        12,661        11,960                   12,757                                12,393
06/30/1999        12,359        11,661                   12,531                                12,162
09/30/1999        12,330        11,620                   12,481                                12,019
12/31/1999        12,192        11,476                   12,383                                11,837
03/31/2000        12,532        11,783                   12,746                                12,163
06/30/2000        12,717        11,955                   12,939                                12,303
09/30/2000        13,010        12,204                   13,252                                12,583
12/31/2000        13,557        12,702                   13,832                                13,089
03/31/2001        13,921        13,028                   14,139                                13,340
06/30/2001        14,015        13,101                   14,231                                13,395
09/30/2001        14,495        13,533                   14,630                                13,723
12/31/2001        14,351        13,384                   14,541                                13,633
03/31/2002        14,522        13,527                   14,678                                13,742
06/30/2002        15,112        14,060                   15,215                                14,179
09/30/2002        15,712        14,602                   15,938                                14,783
12/31/2002        15,696        14,557                   15,938                                14,732
03/31/2003        15,852        14,697                   16,129                                14,871
06/30/2003        16,270        15,067                   16,545                                15,255
09/30/2003        16,150        14,939                   16,558                                15,203
12/31/2003        16,369        15,124                   16,785                                15,408
03/31/2004        16,571        15,292                   17,075                                15,605
06/30/2004        16,438        15,151                   16,671                                15,240
09/30/2004        16,929        15,588                   17,320                                15,781
12/31/2004        17,098        15,728                   17,537                                15,967
03/31/2005        17,111        15,738                   17,531                                15,923
06/30/2005        17,428        15,999                   18,044                                16,340
09/30/2005        17,360        15,921                   18,022                                16,274

                      For period ending September 30, 2005

                                                        Average Annual Total Return
                                             1 Year        3 Year       5 Year       10 Year
                                          ------------   ----------   ----------   ----------
     Institutional Class                      2.55%         3.38%        5.94%        5.67%
     Service Class                            2.24%         3.10%        5.64%        5.37%
     Investor A Class (Load Adjusted)        (1.92)%        1.54%        4.60%        4.76%
     Investor A Class (NAV)                   2.14%         2.93%        5.46%        5.19%
     Investor B Class (Load Adjusted)        (3.02)%        1.07%        4.34%        4.41%
     Investor B Class (NAV)                   1.38%         2.16%        4.68%        4.41%
     Investor C Class (Load Adjusted)         0.40%         2.19%        4.70%        4.42%
     Investor C Class (NAV)                   1.38%         2.19%        4.70%        4.42%

The performance of the Lehman Brothers Municipal Bond Index (the "Benchmark") is
presented for comparative purposes in response to requirements of the Securities and Exchange Commission. However, BlackRock believes that differences between the ways in which the portfolio is managed and the Benchmark is constructed may make comparisons between the portfolio and Benchmark performance less meaningful to investors. Therefore, the performance of the Lipper Ohio Municipal Debt Funds is also presented.

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Investor A Shares, 5/14/90; Institutional Shares,
1/21/93; Service Shares, 7/29/93; Investor B Shares, 7/18/96, Investor C Shares,
2/28/97 and BlackRock Shares, 12/22/03. See "Note on Performance Information" on
page 16 for further information on how performance data was calculated, including important information on the line graph+ above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

10

                        Ohio Tax-Free Income Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                     75.0%
AA                                      11.5
A                                        3.3
BBB                                     10.2
                                       -----
  Total                                100.0%
                                       =====

Portfolio Statistics
Average maturity (years)                5.52
Modified Duration/2/                    5.09

1   Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
    ("Moody's") rating.

2   Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution
(12b-1) and service fees, where applicable; and other Portfolio expenses. This
Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/05)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/05)                   1,014.60        1,012.10        1,011.70        1,007.80        1,008.80
Expenses Incurred
 During Period
 (4/01/05 -
  9/30/05)                       3.03            4.54            4.99            8.81            8.76

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/05)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/05)                   1,021.95        1,020.43        1,019.97        1,016.12        1,016.17
Expenses Incurred
 During Period
 (4/01/05 -
  9/30/05)                       3.05            4.57            5.03            8.88            8.83

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, 0.90%, 0.99%, 1.75%, and 1.74% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              11

                      Delaware Tax-Free Income Portfolio

Total Net Assets (9/30/05): $82.0 million

Investment Approach:
     Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the portfolio manager believes is exempt from Federal income tax (including the Federal Alternative
Minimum Tax) and Delaware state income tax ("municipal securities"). The
Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Delaware). The Portfolio emphasizes securities in the ten to twenty year maturity range.

Recent Portfolio Management Activity:
     .    All share classes of the Portfolio underperformed the Lipper Peer
Group (Other States Municipal Debt Funds) for the annual period.
     .    During the annual period, municipal bonds outperformed taxable bonds.
Historically municipal bonds have lagged behind taxable bonds in rallying bond markets and outperformed them in higher rate environments. The attractive municipal bond relative values compared to Treasury securities during the first half of the annual period attracted new buyers into the market. It was the combination of strong demand from traditional buyers, especially insurance companies, and opportunistic purchases from the non-traditional buyers that drove municipal returns. During the annual period, the 2-year to 10-year portion of the municipal yield curve flattened by approximately 84 basis points versus the Treasury marketplace, where the curve flattened by 136 basis points. This trend is partially the result of a renewed interest in municipal bonds toward the end of the annual period from retail investors who have been mostly absent from the market due to the historic low interest rate environment in the past couple of years.
     .    The municipal market remains fundamentally strong. While hurricanes
Katrina and Rita have struck the Gulf Coast, it is too early to determine the extent of the damage and the immediate and long term effects on the economy.
Despite the hurricanes and rising interest rates, the municipal bond market continued to perform well to the end of the annual period. In general, the credit quality of the states have significantly improved over the past year as the more robust national economy produced higher state tax flows and revenues in conjunction with modestly restrained increases in state spending. Year-to-date, in 2005, only 5 states have seen revenue receipts come in under their projections. One example of such strength is California, which continues to benefit from an expanding economy, resulting in a revenue increase of 11.64%
year over year.
     .    The municipal new issue market continues on a record setting pace with approximately $310.0 billion issued year-to-date 2005, a 15% increase over last year's pace. It is on track to surpass the record set in 2003. New issue volume in Delaware year-to-date has been just under $980 million. Despite a higher interest rate environment, which typically slows new issue supply, the flattening of the Treasury yield curve has created more advance refunding opportunities. Refunding issuance stands at $106.6 billion, or 55% greater than
2004 year-to-date.
     .    During the annual period, the 2-year, 5-year and 10-year portions of the municipal yield curve rose by 110, 58 and 30 basis points, respectively, while the 30-year portion declined 11 basis points. The Portfolio's overall bias towards a higher interest rate environment, and exposure to securities with maturities of 15 years or shorter, detracted from performance as the longer portions of the municipal yield curve were the best performers during the annual period.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                          DE TAX-FREE INCOME PORTFOLIO,
                THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE
        LIPPER OTHER STATES MUNICIPAL DEBT FUNDS FOR THE PAST TEN YEARS.

                                  [LINE CHART]

             Institutional   Investor A   Lehman Brothers Municipal Bond Index*  Lipper Other States Municipal Debt Funds
             -------------   ----------   ------------------------------------   ----------------------------------------
05/11/1998     $ 10,000        $ 9,597                  $ 10,000                                 $ 10,000
06/30/1998       10,165          9,749                    10,039                                   10,156
09/30/1998       10,516         10,074                    10,348                                   10,439
12/31/1998       10,582         10,125                    10,410                                   10,463
03/31/1999       10,673         10,200                    10,502                                   10,528
06/30/1999       10,436          9,962                    10,317                                   10,330
09/30/1999       10,400          9,916                    10,275                                   10,192
12/31/1999       10,332          9,839                    10,195                                   10,038
03/31/2000       10,612         10,094                    10,494                                   10,303
06/30/2000       10,758         10,222                    10,653                                   10,415
09/30/2000       10,972         10,413                    10,910                                   10,666
12/31/2000       11,384         10,791                    11,387                                   11,103
03/31/2001       11,638         11,019                    11,640                                   11,301
06/30/2001       11,686         11,052                    11,716                                   11,358
09/30/2001       12,087         11,418                    12,044                                   11,651
12/31/2001       11,933         11,258                    11,971                                   11,577
03/31/2002       12,059         11,364                    12,084                                   11,658
06/30/2002       12,564         11,827                    12,526                                   12,034
09/30/2002       13,145         12,359                    13,121                                   12,524
12/31/2002       13,085         12,277                    13,121                                   12,475
03/31/2003       13,187         12,370                    13,279                                   12,576
06/30/2003       13,586         12,730                    13,621                                   12,860
09/30/2003       13,490         12,625                    13,632                                   12,836
12/31/2003       13,654         12,775                    13,818                                   13,000
03/31/2004       13,783         12,881                    14,057                                   13,129
06/30/2004       13,448         12,553                    13,725                                   12,880
09/30/2004       14,005         13,047                    14,259                                   13,269
12/31/2004       14,139         13,172                    14,437                                   13,396
03/31/2005       14,078         13,101                    14,432                                   13,369
06/30/2005       14,398         13,386                    14,855                                   13,644
09/30/2005       14,308         13,289                    14,837                                   13,632

                      For period ending September 30, 2005

                                                       Average Annual Total Return
                                             1 Year        3 Year       5 Year      From Inception
                                          ------------   ----------   ----------   ---------------
     Institutional Class                      2.16%         2.87%        5.45%          4.97%
     Investor A Class (Load Adjusted)        (2.20)%        1.06%        4.15%          3.92%
     Investor A Class (NAV)                   1.85%         2.45%        5.00%          4.50%
     Investor B Class (Load Adjusted)        (3.41)%        0.61%        3.88%          3.73%
     Investor B Class (NAV)                   0.99%         1.68%        4.22%          3.73%
     Investor C Class (Load Adjusted)         0.12%         1.68%        4.22%          3.73%
     Investor C Class (NAV)                   1.10%         1.68%        4.22%          3.73%

* The performance of the Lehman Brothers Municipal Bond Index in the chart starts on june 1, 1998.
The performance of the Lehman Brothers Municipal Bond Index (the "Benchmark") is
presented for comparative purposes in response to requirements of the Securities and Exchange Commission. However, BlackRock believes that differences between the ways in which the portfolio is managed and the Benchmark is constructed may make comparisons between the portfolio and Benchmark performance less meaningful to investors. Therefore, the performance of the Lipper Other States Municipal
Debt Funds is also presented.

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Investor A Shares, 5/14/90; Institutional Shares,
1/21/93; Service Shares, 7/29/93; Investor B Shares, 7/18/96, Investor C Shares,
2/28/97 and BlackRock Shares, 12/22/03. See "Note on Performance Information" on
page 16 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

12

                      Delaware Tax-Free Income Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                     65.3%
AA                                       3.5
A                                       17.9
BBB                                     13.3
                                       -----
  Total                                100.0%
                                       =====

Portfolio Statistics
Average maturity (years)                7.03
Modified Duration/2/                    7.49

1   Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
    ("Moody's") rating.

2   Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution
(12b-1) and service fees, where applicable; and other Portfolio expenses. This
Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Actual Expenses
                        ---------------------------------------------------------------
                         Institutional      Investor        Investor        Investor
                             Class          A Class         B Class         C Class
                        --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/05)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/05)                   1,016.30        1,014.30        1,010.50        1,011.50
Expenses Incurred
 During Period
 (4/01/05 -
  9/30/05)                       3.54            5.50            9.32            9.33

                                             Hypothetical Expenses
                                          (5% return before expenses)
                        ---------------------------------------------------------------
                         Institutional      Investor        Investor        Investor
                             Class          A Class         B Class         C Class
                        --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/05)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/05)                   1,021.45        1,019.47        1,015.61        1,015.61
Expenses Incurred
 During Period
 (4/01/05 -
  9/30/05)                       3.55            5.53            9.39            9.39

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.70%, 1.09%, 1.85%, and 1.85% for the Institutional, Investor A, B,
and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              13

                      Kentucky Tax-Free Income Portfolio

Total Net Assets (9/30/05): $82.3 million

Investment Approach:
     Seeks to maximize total return, consistent with income generation and prudent investment management. The Portfolio invests primarily in bonds issued by or on behalf of states, possessions and territories of the United States, their political subdivisions and their agencies or authorities (and related tax-exempt derivative securities), the interest on which the portfolio manager believes is exempt from Federal income tax (including the Federal Alternative
Minimum Tax) and Kentucky state income tax ("municipal securities"). The
Portfolio normally invests at least 80% of its assets in municipal securities, including both general obligation and revenue bonds, from a diverse range of issuers (including issuers located outside of Kentucky). The Portfolio emphasizes securities in the ten to twenty year maturity range.

Recent Portfolio Management Activity:
     .    All share classes of the Portfolio underperformed the Lipper Peer
Group (Kentucky Municipal Debt Funds) with the exception of the Institutional share class, which outperformed for the annual period.
     .    During the annual period, municipal bonds outperformed taxable bonds.
Historically municipal bonds have lagged behind taxable bonds in rallying bond markets and outperformed them in higher rate environments. The attractive municipal bond relative values compared to Treasury securities during the first half of the annual period attracted new buyers into the market. It was the combination of strong demand from traditional buyers, especially insurance companies, and opportunistic purchases from the non-traditional buyers that drove municipal returns. During the annual period, the 2-year to 10-year portion of the municipal yield curve flattened by approximately 84 basis points versus the Treasury marketplace, where the curve flattened by 136 basis points. This trend is partially the result of a renewed interest in municipal bonds toward the end of the annual period from retail investors who have been mostly absent from the market due to the historic low interest rate environment in the past couple of years.
     .    The municipal market remains fundamentally strong. While hurricanes
Katrina and Rita have struck the Gulf Coast, it is too early to determine the extent of the damage and the immediate and long term effects on the economy.
Despite the hurricanes and rising interest rates, the municipal bond market continued to perform well to the end of the annual period. In general, the credit quality of the states have significantly improved over the past year as the more robust national economy produced higher state tax flows and revenues in conjunction with modestly restrained increases in state spending. Year-to-date, in 2005, only 5 states have seen revenue receipts come in under their projections. One example of such strength is California, which continues to benefit from an expanding economy, resulting in a revenue increase of 11.64%
year over year.
     .    The municipal new issue market continues on a record setting pace with approximately $310.0 billion issued year-to-date 2005, a 15% increase over last year's pace. It is on track to surpass the record set in 2003. New issue volume in Kentucky year-to-date is $2.8 billion, which is slightly ahead of last year's pace. Despite a higher interest rate environment, which typically slows new issue supply, the flattening of the Treasury yield curve has created more advance refunding opportunities. Refunding issuance stands at $106.6 billion, or
55% greater than 2004 year-to-date.
     .    During the annual period, the 2-year, 5-year and 10-year portions of the municipal yield curve rose by 110, 58 and 30 basis points, respectively, while the 30-year portion declined 11 basis points. The Portfolio's overall bias towards a higher interest rate environment detracted from performance as the longer portions of the municipal yield curve were the best performers during the annual period.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                          KY TAX-FREE INCOME PORTFOLIO,
                THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE
          LIPPER KENTUCKY MUNICIPAL DEBT FUNDS FOR THE PAST TEN YEARS.

                                  [LINE CHART]

             Institutional   Investor A   Lehman Brothers Municipal Bond Index*  Lipper Kentucky Municipal Debt Funds
             -------------   ----------   ------------------------------------   ------------------------------------
05/11/1998     $ 10,000        $ 9,597                  $ 10,000                               $ 10,000
06/30/1998       10,176          9,759                    10,039                                 10,153
09/30/1998       10,495         10,053                    10,348                                 10,416
12/31/1998       10,552         10,096                    10,410                                 10,447
03/31/1999       10,609         10,139                    10,502                                 10,509
06/30/1999       10,414          9,941                    10,317                                 10,335
09/30/1999       10,366          9,883                    10,275                                 10,228
12/31/1999       10,297          9,806                    10,195                                 10,106
03/31/2000       10,500          9,988                    10,494                                 10,334
06/30/2000       10,629         10,110                    10,653                                 10,412
09/30/2000       10,849         10,296                    10,910                                 10,633
12/31/2000       11,199         10,616                    11,387                                 11,001
03/31/2001       11,469         10,859                    11,640                                 11,196
06/30/2001       11,548         10,921                    11,716                                 11,264
09/30/2001       11,815         11,160                    12,044                                 11,504
12/31/2001       11,692         11,031                    11,971                                 11,432
03/31/2002       11,868         11,173                    12,084                                 11,544
06/30/2002       12,208         11,491                    12,526                                 11,886
09/30/2002       12,453         11,708                    13,121                                 12,270
12/31/2002       12,490         11,729                    13,121                                 12,277
03/31/2003       12,600         11,819                    13,279                                 12,398
06/30/2003       12,915         12,088                    13,621                                 12,693
09/30/2003       12,872         12,045                    13,632                                 12,674
12/31/2003       13,037         12,173                    13,818                                 12,845
03/31/2004       13,197         12,321                    14,057                                 13,023
06/30/2004       12,977         12,101                    13,725                                 12,769
09/30/2004       13,387         12,471                    14,259                                 13,196
12/31/2004       13,609         12,665                    14,437                                 13,346
03/31/2005       13,638         12,679                    14,432                                 13,333
06/30/2005       13,849         12,863                    14,855                                 13,644
09/30/2005       13,836         12,839                    14,837                                 13,603

                      For period ending September 30, 2005

                                                       Average Annual Total Return
                                             1 Year        3 Year       5 Year      From Inception
                                          ------------   ----------   ----------   ---------------
     Institutional Class                      3.35%         3.57%        4.98%          4.49%
     Service Class                            3.04%         3.29%        4.69%          4.19%
     Investor A Class (Load Adjusted)        (1.22)%        1.74%        3.66%          3.44%
     Investor A Class (NAV)                   2.95%         3.12%        4.51%          4.02%
     Investor B Class (Load Adjusted)        (2.30)%        1.25%        3.39%          3.24%
     Investor B Class (NAV)                   2.18%         2.35%        3.74%          3.24%
     Investor C Class (Load Adjusted)         1.18%         2.38%        3.75%          3.28%
     Investor C Class (NAV)                   2.17%         2.38%        3.75%          3.28%

* The performance of the Lehman Brothers Municipal Bond Index in the chart starts on june 1, 1998.
The performance of the Lehman Brothers Municipal Bond Index (the "Benchmark") is
presented for comparative purposes in response to requirements of the Securities and Exchange Commission. However, BlackRock believes that differences between the ways in which the portfolio is managed and the Benchmark is constructed may make comparisons between the portfolio and Benchmark performance less meaningful to investors. Therefore, the performance of the Lipper Kentucky Municipal Debt
Funds is also presented.

The performance information above includes information relating to each class of the Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. The inception dates of the Portfolio's share classes were as follows: Investor A Shares, 5/14/90; Institutional Shares,
1/21/93; Service Shares, 7/29/93; Investor B Shares, 7/18/96, Investor C Shares,
2/28/97 and BlackRock Shares, 12/22/03. See "Note on Performance Information" on
page 16 for further information on how performance data was calculated, including important information on the line graph above.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

14

                      Kentucky Tax-Free Income Portfolio

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                     53.6%
AA                                      17.0
A                                        1.3
BBB                                     28.1
                                       -----
  Total                                100.0%
                                       =====

Portfolio Statistics
Average maturity (years)                5.00
Modified Duration/2/                    5.19

1   Using the higher of Standard & Poor's ("S&P's") or Moody's Investors Service
    ("Moody's") rating.

2   Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the fund for every 1% change in interest rates. Modified duration assumes that cash flows remain constant as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1)
transaction costs, including front and back end sales charges (loads) where applicable; and (2) ongoing costs, including advisory fees, distribution
(12b-1) and service fees, where applicable; and other Portfolio expenses. This
Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                        Actual Expenses
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/05)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/05)                   1,014.50        1,014.10        1,012.60        1,008.80        1,009.80
Expenses Incurred
 During Period
 (4/01/05 -
  9/30/05)                       3.54            5.05            5.55            9.37            9.47

                                                     Hypothetical Expenses
                                                  (5% return before expenses)
                        -------------------------------------------------------------------------------
                         Institutional      Service         Investor        Investor        Investor
                             Class           Class          A Class         B Class         C Class
                        --------------- --------------- --------------- --------------- ---------------
Beginning Account
 Value (4/01/05)         $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00
Ending Account Value
 (9/30/05)                   1,021.45        1,019.92        1,019.42        1,015.56        1,015.46
Expenses Incurred
 During Period
 (4/01/05 -
  9/30/05)                       3.55            5.08            5.58            9.44            9.54

For each class of the Portfolio, expenses are equal to the annualized expense ratio of 0.70%, 1.00%, 1.10%, 1.86%, and 1.88% for the Institutional, Service,
Investor A, B, and C share classes, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                              15

                                BlackRock Funds

                        NOTE ON PERFORMANCE INFORMATION

     The performance information above includes information for each class of each Portfolio since the commencement of operations of the Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class or predecessor classes.
If a class of shares in a Portfolio (the "Subsequent Class") has more than one predecessor class, the performance data predating the introduction of the
Subsequent Class is based initially on the performance of the Portfolio's first operational predecessor class (the "Initial Class"); thereafter, the performance of the Subsequent Class is based upon the performance of any other predecessor class or classes which were introduced after the Initial Class and which had total operating expenses more similar to those of the Subsequent
Class. In the case of Investor A, Investor B, Investor C and Service Shares,
the performance information for periods prior to their introduction dates has not been restated to reflect the shareholder servicing and/or distribution fees and certain other expenses borne by these share classes which, if reflected, would reduce the performance quoted. Accordingly, the performance information may be used in assessing each Portfolio's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of these classes, which would require an adjustment to the ongoing expenses. Additionally, the performance information above does not reflect accounting adjustments required under accounting principles generally accepted in the United States of America and as a result there may be variances between what is reported within this section and that reported in the total return calculation in the Financial Highlights.

     Performance information is restated to reflect the current maximum front-end sales charge (in the case of Investor A Shares) or the maximum contingent deferred sales charge (in the case of Investor B and Investor C
Shares), and assumes the reinvestment of dividends and distributions. The maximum front-end sales charges for Investor A Shares are as follows:
UltraShort Municipal - 3.00% and Tax-Free Income, Pennsylvania Tax-Free Income,
New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and
Kentucky Tax-Free Income - 4.00%. The maximum contingent deferred sales charge for Investor B Shares and Investor C Shares of all of the Portfolios is 4.50%
and 1.00%, respectively.

     The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The
Portfolios' returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors, Inc. is under no obligation to waive or continue waiving its fees after February 1, 2006. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The performance information for the Lipper Short Municipal Debt Funds,
Lipper General Municipal Debt Funds, Lipper Pennsylvania Municipal Debt Funds,
Lipper New Jersey Municipal Debt Funds, Lipper Ohio Municipal Debt Funds,
Lipper Other States Municipal Debt Funds and Lipper Kentucky Municipal Debt
Funds represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective category. These total returns are reported net of expenses and other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund's performance.

 + The performance shown in the line graph is that of Institutional Shares and
   Investor A Shares of the Portfolios. The actual performance of Investor B,
   Investor C and Service Shares is lower than the performance of Institutional
   Shares because Investor B, Investor C and Service Shares have higher expenses than Institutional Shares. Excluding the effects of sales charges, the actual performance of Investor B and Investor C Shares is lower than the performance of Investor A Shares because Investor B and Investor C Shares have higher expenses than Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and
   Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

 * The performance shown in the line graph is that of Service Shares and
   Investor A Shares of the Portfolios. The actual performance of Investor B and Investor C Shares is lower than the performance of Service Shares because Investor B and Investor C Shares have higher expenses than Service
   Shares. Excluding the effects of sales charges, the actual performance of
   Investor B and Investor C Shares is lower than the performance of Investor A
   Shares because Investor B and Investor C Shares have higher expenses than
   Investor A Shares. Purchasers of Investor A Shares generally pay a front-end sales charge, while purchasers of Investor B and Investor C Shares may pay a contingent deferred sales charge (depending on how long they hold their shares) when they sell their shares.

Important Tax Information for Shareholders of the BlackRock Tax-Free Bond
Portfolios

     During the fiscal year ended September 30, 2005, 100% of the income dividends paid by the UltraShort Municipal, Tax-Free Income, Pennsylvania
Tax-Free Income, New Jersey Tax-Free Income, Ohio Tax-Free Income, Delaware
Tax-Free Income and Kentucky Tax-Free Income Portfolios were exempt-interest dividends for purposes of federal income taxes and accordingly, were exempt from such taxes.

     In January 2006, you will be furnished with a schedule showing the annual percentage breakdown by state or U.S. possession of the source of interest earned by each Portfolio in 2005.

16

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                         ULTRASHORT MUNICIPAL PORTFOLIO

As of September 30, 2005

                                                          Par
                                            Maturity     (000)        Value
                                            --------   ---------   ------------
MUNICIPAL BONDS -- 91.1%
Alaska -- 2.3%
  Anchorage Wtr. Rev., Wachovia
    Merlots Tr. Receipts, Ser. 04C-32
    2.85%(b)(c)                             05/01/34     $1,000      $1,000,127
                                                                     ----------
Colorado -- 3.5%
  Colorado Hsg. & Fin. Auth., Ser. 1B-4
    AMT
    2.80%                                   07/05/06      1,500       1,498,589
                                                                     ----------
Florida -- 4.7%
  Putnam Cnty. Poll. Ctrl. Rev., Ser. 04
    2.80%(b)                                03/15/14      2,000       1,999,746
                                                                     ----------
Indiana -- 4.7%
  Indiana St. Dev. Fin. Auth. Econ.
    Dev. Rev., IVC Coatings Prj., Ser.
    00 AMT VRDN
    2.93%(b)                                08/01/16        500         500,000
  North Vernon Ind. Econ. Dev. Rev.,
    Adj.-Oak Meadows Apts. Prj., Ser.
    95 VRDN
    2.85%(b)                                12/01/26      1,510       1,510,000
                                                                     ----------
                                                                      2,010,000
                                                                     ----------
Kentucky -- 8.5%
  Kentucky Econ. Dev. Fin. Auth., Ser.
    04 VRDN
    3.10%(b)                                07/01/35      1,900       1,900,000
  Pulaski Cnty. Solid Waste Disp. Rev.,
    National Rural Utilities Eastern
    Kentucky Power Prj., Class B
    2.85%(b)                                08/15/23      1,750       1,749,966
                                                                     ----------
                                                                      3,649,966
                                                                     ----------
Michigan -- 6.7%
  Michigan St. Strategic - Kay Screen
    Printing Ltd. Oblig. Rev., (Bank
    One LOC), Ser. 05 VRDN
    2.93%(b)                                05/01/20      1,300       1,300,000
  Oakland Cnty. Econ. Dev. Corp. Ltd.
    Oblig. Rev., Exhibit Enterprises,
    Inc. Prj., Ser. 04 AMT VRDN
    2.91%(b)                                06/01/34        965         965,000
  Zeeland Hosp. Fin. Auth. Rev.,
    Zeeland Cmnty. Hosp. Prj. VRDN,
    Ser. 04
    2.91%(b)                                09/01/31        625         625,000
                                                                     ----------
                                                                      2,890,000
                                                                     ----------
Minnesota -- 1.2%
  Minneapolis & St. Paul Met. Arpts.
    Comm. Arpt. Rev., Ser. 99B AMT
    5.50%                                   01/01/10        500         534,970
                                                                     ----------
Multi-State -- 1.8%
  Charter Mac Equity Issuer Tr. Rev.,
    Ser. 04 AMT VRDN
    2.88%(b)(c)                             11/15/24        300         300,000
  Mun. Securities Pool Tr. Receipts
    Rev., Ser. 04 PG-18 VRDN
    2.90%(b)(c)                             01/01/35        485         485,000
                                                                     ----------
                                                                        785,000
                                                                     ----------
New Jersey -- 0.9%
  Newark GO, Ser. 03
    4.00%                                   07/15/08        385         394,348
                                                                     ----------
New Mexico -- 2.3%
  Farmington Poll. Ctrl. Rev., Pub.
    Svcs. San Juan Prj., Ser. 03B
    2.10%(b)                                04/01/33      1,000         992,880
                                                                     ----------
New York -- 5.9%
  New York City GO, Ser. 04I
    5.00%                                   08/01/09        500         528,610
  New York St. Pwr. Auth. Rev., Ser. 05
    2.80%                                   03/01/20      2,000       2,000,545
                                                                     ----------
                                                                      2,529,155
                                                                     ----------
North Carolina -- 4.7%
  Charlotte Wtr. & Swr. Sys., Ser. 05
    2.90%                                   04/29/06      1,000       1,000,372
  North Carolina Mun. Pwr. Agcy. No. 1
    Catawba Elec. Prj. Rev., P-Floats-
    PT-757, Ser. 03
    2.40%(b)(c)                             01/01/11      1,000       1,000,000
                                                                     ----------
                                                                      2,000,372
                                                                     ----------
Ohio -- 9.9%
  Cincinnati Sch. Dist. Bond GO, Ser.
    05
    3.00%                                   12/01/05        290         290,128
  Clipper Tax-Exempt Cert. Tr., Ser.
    04-08 VRDN
    2.87%(b)(c)                             07/01/08        781         781,000
  Clipper Tax-Exempt Cert. Tr., Ser.
    04-9 VRDN
    2.95%(b)(c)                             06/01/08      1,963       1,963,000
  Columbus City Sch. Dist. GO
    Wachovia Merlots Tr. Receipts,
    Ser. 04C-29
    2.85%(b)(c)                             04/20/06      1,000         984,561
  Ohio Bldg. Auth. Rev., St. Fac.
    Admin. Bldg. Fd. Prj., Ser. 03A
    4.50%                                   04/01/08        220         227,269
                                                                     ----------
                                                                      4,245,958
                                                                     ----------
Oklahoma -- 2.3%
  Oklahoma Dev. Fin. Auth. Rev.,
    ConocoPhillips Co. Prj., AMT, Ser.
    04
    2.42%                                   12/01/38      1,000         999,285
                                                                     ----------
Oregon -- 2.5%
  Metro GO, Ref., Ser. 02A
    4.38%                                   01/01/08      1,045       1,074,020
                                                                     ----------
Pennsylvania -- 3.3%
  Pennsylvania Econ. Dev. Fin. Auth.
    Wastewater Treatment Rev.,
    Sunoco Inc.-R&M Prj., Ser. 04A
    VRDN
    2.88%(b)                                10/01/34      1,400       1,400,000
                                                                     ----------
South Carolina -- 1.9%
  Greenwood Cnty. Exempt Fac. Ind.
    Rev., Fuji Photo Film Prj., Ser. 04
    VRDN
    2.91%(b)                                09/01/11        800         800,000
                                                                     ----------

See accompanying notes to financial statements
                                                                              17

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                   ULTRASHORT MUNICIPAL PORTFOLIO (Concluded)

As of September 30, 2005

                                                          Par
                                            Maturity     (000)        Value
                                            --------   ---------   ------------
MUNICIPAL BONDS (Continued)
Tennessee -- 3.2%
  Coffee Cnty. Ind. Bd. Inc., Ind. Dev.
    Rev., Comtec Polymers, Inc. Prj.,
    Ser. 97 AMT VRDN
    2.95%(b)                                05/01/12     $1,355     $ 1,355,000
                                                                    -----------
Texas -- 8.4%
  Brazos Hbr. Ind. Dev. Corp.
    Environmental Facs. Rev.,
    Conocophillips Co. Prj., Ser. 05
    2.98%                                   08/01/38      1,200       1,200,890
  Houston Texas Hsg. Fin. Corp. Rev.,
    Ser. 04 PT-2101 AMT VRDN
    2.88%(b)(c)                             06/01/17      2,000       2,000,000
  Texas St. Tpke. Auth. Ctr. Tpke. Sys.
    Rev., Ser. 02
    5.00%                                   06/01/08        385         402,891
                                                                    -----------
                                                                      3,603,781
                                                                    -----------
Utah -- 1.2%
  Utah Associated Mun. Pwr. Sys.
    Rev., Payson Pwr. Prj., Ser. 03A
    5.00%                                   04/01/08        500         521,855
                                                                    -----------
Virginia -- 2.5%
  Fairfax Cnty. Ref., Pub. Import, Ser.
    01A
    4.25%                                   06/01/08      1,050       1,082,413
                                                                    -----------
Washington -- 8.7%
  Energy Northwest Washington Wind
    Prj., Rev., Ser. 01A
    4.55%                                   07/01/06      1,600       1,615,936
  Seattle Hsg. Auth. Rev., (Key Corp.
    Bank N.A. LOC), Ser. 03 VRDN
    2.82%(b)                                12/01/36      2,100       2,100,000
                                                                    -----------
                                                                      3,715,936
                                                                    -----------
TOTAL MUNICIPAL BONDS
  (Cost $39,190,351)                                                 39,083,401
                                                                    -----------
SHORT TERM INVESTMENTS -- 8.2%
  Tennessee State TECP, Ser. 05
    2.70%                                   12/06/05      2,000       1,999,725
  Venango Ind. Dev. Rev., Ser. 05
    2.80%                                   10/07/05      1,500       1,500,021
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $3,500,000)                                                   3,499,746
                                                                    -----------

                                                       Number
                                                      of Shares
                                                     -----------
MONEY MARKET FUND -- 0.3%
  Wilmington Trust
Tax-Free Money Market Fund
  (Cost $136,898)                                       136,898         136,898
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES -- 99.6%
  (Cost $42,827,249(a))                                              42,720,045
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.4%                                                   165,793
                                                                    -----------
NET ASSETS -- 100.0%
  (Applicable to 3,266,052
  BlackRock shares, 1,052,683
  Institutional shares, 10 Service
  shares and 86 Investor A shares
  outstanding)                                                      $42,885,838
                                                                    ===========
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($32,439,137/3,266,052)                                               $  9.93
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($10,445,730/1,052,683)                                               $  9.92
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($101/10)(d)                                                          $ 10.06
                                                                        =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($870/86)(e)                                                          $ 10.09
                                                                        =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($10.09/0.970)                                                        $ 10.40
                                                                        =======

----------
 (a) Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
      Gross unrealized appreciation                                  $    1,957
      Gross unrealized depreciation                                    (109,161)
                                                                     ----------
                                                                     $ (107,204)
                                                                     ==========

 (b) Rates shown are the rates as of September 30, 2005.
 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 19.9% of its net assets, with a current market value of $8,513,688 in securities restricted as to resale.
 (d) Exact net assets and shares outstanding at September 30, 2005 were $100.89 and 10.028, respectively.
 (e) Exact net assets and shares outstanding at September 30, 2005 were $870.35 and 86.30, respectively.

See accompanying notes to financial statements

18

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                           TAX-FREE INCOME PORTFOLIO

As of September 30, 2005

                                                          Par
                                            Maturity     (000)        Value
                                            --------   ---------   ------------
MUNICIPAL BONDS -- 100.6%
Alabama -- 3.5%
  Alabama Rev., Priv. Coll. & Tuskegee
    Univ. Prj., Ser. 96A
    5.90%                                   09/01/16     $1,000     $ 1,045,240
  Alabama St. Pub. Sch. & Coll. Auth.
    Cap. Imp. Rev., Ser. 99C
    5.75%                                   07/01/18      3,000      3,278,400
  Courtland Ind. Dev. Solid Waste
    Disp. Rev., Champion Intl. Corp.
    Prj., Ser. 99 AMT
    6.00%                                   08/01/29      1,500       1,565,490
  Jefferson Cnty. Swr. Rev., Ref.
    Warrants, Ser. 03B-8
    5.25%                                   02/01/13      7,725       8,252,849
                                                                    -----------
                                                                     14,141,979
                                                                    -----------
Alaska -- 0.7%
  Alaska Ind. Dev. & Expt. Auth.
    Revolving Fd. Rev., Ser. 97A AMT
    6.00%                                   04/01/07      2,500       2,605,050
                                                                    -----------
Arizona -- 2.1%
  Salt River Ariz. Agric. Impt. & Pwr.
    Dist. Elec. Sys. Rev., Salt River
    Prj., Ser. 02B
    5.00%                                   01/01/31      8,000       8,319,440
                                                                    -----------
California -- 7.4%
  California St. Econ. Recovery GO,
    Ser. 04A
    5.25%                                   07/01/13      7,500       8,291,625
  California St. GO, Ser. 90
    6.50%                                   11/01/06        340         352,930
  Foothill Eastern Corridor Agcy. Toll
    Rd. Rev., Ser. 99
    5.75%                                   01/15/40      8,500       8,651,385
  Los Altos Sch. Dist. Cap. Apprec.
    GO, Ser. 01B
    5.87%(b)                                08/01/21      3,380       1,510,150
  Sacramento Cnty. Sanit. Dist. Fing.
    Auth. Rev., Ser. 04A
    5.00%                                   12/01/35      8,510       8,917,033
  Sacramento Mun. Util. Dist. Elec.
    Rev., Prerefunded Ser. 92C
    5.75%(c)                                11/15/09        430         431,583
  Stockton-East Wtr. Dist. Rev., Ser.
    02B
    6.12%(b)                                04/01/28      4,495       1,234,192
                                                                    -----------
                                                                     29,388,898
                                                                    -----------
District of Columbia -- 0.0%
  District of Columbia GO, Prerefunded
    Ser. 93A-1
    6.00%(c)                                06/01/11         50          56,690
                                                                    -----------
Florida -- 4.7%
  Broward Cnty. Wtr. & Swr. Util. Rev.,
    Ser. 05A
    5.00%                                   10/01/30      5,000       5,240,350
  Florida St. Bd. of Ed. Cap. Outlay
    GO, Ser. 00D
    5.75%                                   06/01/22      7,800       8,557,458
  Hillsborough Cnty. Ind. Dev. Auth.
    Exempt Fac. Rev., Nat. Gypsum
    Prj., Ser. 00A AMT
    7.12%                                   04/01/30      2,000       2,219,160
  Tampa Wtr. & Swr. Rev., Ser. 02
                                            10/01/14-
    6.00%                                   10/01/16      2,455       2,897,741
                                                                    -----------
                                                                     18,914,709
                                                                    -----------
Georgia -- 6.8%
  Atlanta Arpt. Fac. Rev., Ser. 94A
    6.50%                                   01/01/10      1,000       1,128,090
  Atlanta Arpt. Passenger. Fac. Rev.,
    Ser. 04J
    5.00%                                   01/01/34      5,000       5,198,450
  Augusta Wtr. & Swr. Rev., Ser. 04
    5.25%                                   10/01/39      3,000       3,217,560
  Cobb Cnty. & Marietta Wtr. Auth.
    Rev., Ser. 02
    5.50%                                   11/01/14      1,000       1,129,190
  Forsyth Cnty. Sch. Dist. GO, Ser. 92
    6.70%                                   07/01/12      1,000       1,135,620
  Fulton Cnty. Fac. Corp., Fulton Cnty.
    Pub. Purp. Prj., Ser. 99
    5.50%                                   11/01/18      1,000       1,074,010
  Fulton Cnty. Wtr. & Swr. Rev., Ser. 04
    5.00%                                   01/01/35      5,000       5,201,600
    5.25%                                   01/01/35      7,500       8,037,825
  Georgia Mun. Elec. Auth. Pwr. Rev.,
    Ser. 93B
    5.70%                                   01/01/19      1,000       1,134,710
                                                                    -----------
                                                                     27,257,055
                                                                    -----------
Hawaii -- 1.0%
  Hawaii St. Hbr. Cap. Imp. Rev., Ser.
    97 AMT
    5.50%                                   07/01/27      3,750       3,873,525
                                                                    -----------
Illinois -- 3.4%
  Chicago Wtr. Rev., Prerefunded Ser.
    97
    5.50%(c)                                11/01/07      8,885       9,509,793
  Chicago Wtr. Rev., Ser. 97
    5.50%                                   11/01/22      1,020       1,084,474
  Cook Cnty. GO, Prerefunded Ser. 96
    5.88%(c)                                11/15/06      2,000       2,085,240
  Illinois Hsg. Dev. Auth. Rev.,
    Multi-Fam. Prj., Ser. 94-5
    6.65%                                   09/01/14        815         823,525
                                                                    -----------
                                                                     13,503,032
                                                                    -----------
Kentucky -- 1.4%
  Kentucky St. Property & Bldgs.
    Comm. Revenues, Ref-PJ No. 84.,
    Ser. 05
    5.00%                                   08/01/18      5,000       5,486,900
                                                                    -----------
Louisiana -- 0.6%
  Orleans Rev., Levee Dist. Pub. Imp.
    Prj., Ser. 86
    5.95%                                   11/01/15      2,170       2,244,930
                                                                    -----------
Maryland -- 0.0%
  Maryland St. Hlth. & Hgr. Edl. Fac.
    Auth. Rev., Ser. 94D VRDN
    2.74%(d)                                01/01/29         80          80,000
                                                                    -----------

See accompanying notes to financial statements

                                                                              19

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     TAX-FREE INCOME PORTFOLIO (Continued)

As of September 30, 2005

                                                          Par
                                            Maturity     (000)        Value
                                            --------   ---------   ------------
MUNICIPAL BONDS (Continued)
Massachusetts -- 5.1%
  Massachusetts St. Hlth. & Edl. Facs.
    Auth. Rev., Harvard Univ. Prj., Ser.
    01DD
    5.00%                                   07/15/35    $ 8,570     $ 8,886,833
  Massachusetts St. Hlth. & Edl. Facs.
    Auth. Rev., Harvard Univ. Prj., Ser.
    05B
    5.00%                                   07/15/32      5,000       5,280,750
  Massachusetts St. Hlth. & Edl. Facs.
    Auth. Rev., Newton-Wellesley
    Hosp. Prj., Ser. 97G
    6.12%                                   07/01/15      1,000       1,064,610
  Massachusetts St. Tpke. Auth. Met.
    Hwy. Sys. Rev., Ser. 97A
    5.00%                                   01/01/37      5,000       5,122,700
                                                                    -----------
                                                                     20,354,893
                                                                    -----------
Michigan -- 0.5%
  Huron Vy. Sch. Dist. GO,
    Prerefunded Ser. 96
    5.88%(c)                                05/01/07      2,000       2,091,380
                                                                    -----------
Missouri -- 0.4%
  Missouri St. Env. Imp. & Energy Res.
    Auth. Wtr. Poll. Rev., Drinking Wtr.
    Prj., Ser. 02B
    5.25%                                   07/01/11      1,540       1,686,485
                                                                    -----------
Multi-State -- 4.5%
  Charter Mac Equity Issue Tr., Ser. 99
    6.62%(e)                                06/30/09      3,000       3,244,560
  Charter Mac Equity Issue Tr., Ser. 00
    7.60%(e)                                11/30/10      9,000      10,278,540
  MuniMae Tax-Exempt Bond Subs.,
    LLC, Ser. 00
    6.88%(e)                                06/30/09      4,000       4,365,080
                                                                    -----------
                                                                     17,888,180
                                                                    -----------
Nebraska -- 0.3%
  Omaha Pub. Pwr. Dist. Elec. Rev.,
    Ser. 92B
    6.15%                                   02/01/12      1,000       1,114,490
                                                                    -----------
Nevada -- 1.7%
  Clark Cnty. Arpt. Rev., Ser. 04A-1
    5.50%                                   07/01/15      1,780       1,947,676
  Univ. of Nevada Univ. Revs. Cmnty.
    College Sys. Prj., Ser. 05A
    5.00%                                   07/01/30      4,685       4,916,767
                                                                    -----------
                                                                      6,864,443
                                                                    -----------
New Jersey -- 7.3%
  New Jersey Econ. Dev. Auth. Rev.,
    Seeing Eye Inc. Prj., Ser. 05
    5.00%                                   12/01/24      2,340       2,481,477
  New Jersey St. Edl. Fac. Auth. Rev.,
    Princeton Univ. Prj., Ser. 05A
    5.00%                                   07/01/30      2,500       2,650,150
  New Jersey St. GO, Ser. 05L
    5.25%                                   07/15/15      5,000       5,561,300
  New Jersey St. Tpke. Auth. Rev.,
    Prerefunded, Ser. 00A
    5.75%(c)                                01/01/10      2,820       3,098,080
  New Jersey St. Tpke. Auth. Rev.,
    Ser. 00A
    5.75%(c)                                01/01/16      1,180       1,296,360
  New Jersey St. Trans. Tr. Fd. Auth.
    Trans. Sys. Rev., Prerefunded Ser.
    00A
    6.00%(c)                                06/15/10     10,000      11,174,000
  Port Auth. New York & New Jersey
    SO, JFK Intl. Arpt. Term. Prj., Ser.
    97-6 AMT
    6.25%                                   12/01/09      2,680       2,921,441
                                                                    -----------
                                                                     29,182,808
                                                                    -----------
New York -- 8.9%
  New York City GO, Prefunded Ser.
    03I
    5.75%(c)                                03/01/13        520         592,451
  New York City GO, Ser. 05O
                                            06/01/30-
    5.00%                                   06/01/33      8,355       8,640,421
  New York City GO, Unrefunded Ser.
    03I
    5.75%                                   03/01/19      4,480       4,968,947
  New York City Ind. Dev. Agcy. Rev.,
    Term. One Grp. Assoc. Prj., Ser.
    94 AMT
                                            01/01/08-
    6.00%                                   01/01/19        860         867,319
  New York City Transitional Fin. Auth.
    Rev., Ser. 02A
    5.25%                                   11/01/11      3,300       3,615,249
  Sales Tax Asset Rcvbl. Corp. Rev.,
    Ser. 04A
                                            10/15/29-
    5.00%                                   10/15/32     10,000      10,545,850
  Tobacco Settlement Fin. Corp. Rev.,
    Ser. 03A-1
    5.50%                                   06/01/14      6,075       6,492,535
                                                                    -----------
                                                                     35,722,772
                                                                    -----------
North Carolina -- 1.4%
  North Carolina Mun. Pwr. Agcy. Rev.,
    Catawba Elec. Prj., Ser. 92A
    6.00%                                   01/01/10        300         331,905
  Univ. of North Carolina Rev., Ser. 05
    5.00%                                   12/01/34      5,000       5,255,850
                                                                    -----------
                                                                      5,587,755
                                                                    -----------
Ohio -- 1.1%
  Cleveland-Cuyahoga Cnty. Port Auth.
    Rev., Ser. 97 AMT
    6.00%(c)                                03/01/07        440         452,113
  Greene Cnty. Swr. Sys. Rev.
    Ref-Govt. Enterprise, Ser. 05
    5.00%                                   12/01/17      3,500       3,783,500
                                                                    -----------
                                                                      4,235,613
                                                                    -----------
Oregon -- 0.9%
  Clackamas Cnty. GO, Sch. Dist. No.
    62 Oregon City Prj., Prerefunded
    Ser. 00C
    5.50%(c)                                06/15/10      3,185       3,490,155
                                                                    -----------
Pennsylvania -- 9.6%
  Beaver Cnty. GO, Prerefunded Ser.
    96A
    5.75%(c)                                10/01/06      1,000       1,028,180

See accompanying notes to financial statements

20

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     TAX-FREE INCOME PORTFOLIO (Continued)

As of September 30, 2005

                                                          Par
                                            Maturity     (000)        Value
                                            --------   ---------   ------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Central Bucks Sch. Dist. GO, Ser. A
    5.00%                                   05/15/20    $ 3,000     $ 3,160,170
  Delaware Cnty. Auth. Rev., Mercy
    Hlth. Corp. Prj., Ser. 96
    5.75%                                   12/15/20      2,400       2,515,512
  Delaware Vy. Regl. Fin. Auth. LOC
    Govt. Rev., Ser. 98A
    5.50%                                   08/01/28     10,500      12,135,480
  Delaware Vy. Regl. Fin. Auth. LOC
    Govt. RITES PA-1041 Rev., Ser.
    02B
                                            01/01/26      1,000       2,775,400
  Lehigh Cnty. Gen. Purp. Auth. Rev.,
    Kidspeace Oblig. Prj., Ser. 98
    6.00%                                   11/01/23      2,650       2,770,946
  Pennsylvania Con. Ctr. Auth. Rev.,
    Ser. 94A
    6.60%                                   09/01/09      3,535       3,598,665
  Pennsylvania St. Hgr. Ed. Fac. Auth.
    Hlth. Svcs. Rev., Univ. of
    Pennsylvania Hlth. Svcs. Prj., Ser.
    96A
    5.88%                                   01/01/15      3,450       3,508,995
  Philadelphia Ind. Dev. Auth. Arpt.
    Fac. Rev., Aero Philadelphia LLC
    Prj., Ser. 99 AMT
    5.25%                                   01/01/09        600         604,386
  Philadelphia Ind. Dev. Auth. Rev.,
    PGH Dev. Corp. Prj., Ser. 93
    5.25%                                   07/01/17      1,935       1,940,109
  Philadelphia Sch. Dist. GO, Ser. 99C
    5.75%                                   03/01/29      4,000       4,400,360
                                                                    -----------
                                                                     38,438,203
                                                                    -----------
Puerto Rico -- 6.6%
  Puerto Rico Cmwlth. Hwy. Rev., Ser.
    05L
    5.25%                                   07/01/38     10,000      11,504,700
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    Spec. RITES PA-782 Rev., Ser.
    01G
                                            10/01/40      3,985       5,432,033
  Puerto Rico Elec. Pwr. Auth. Rev.,
    Ser. 94S
    7.00%                                   07/01/06      1,000       1,028,430
  Puerto Rico Elec. Pwr. Auth. Rev.,
    Ser. 05RR
    5.00%                                   07/01/35      4,000       4,214,120
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Prerefunded Ser.
    02E
    5.50%(c)                                02/01/12      2,990       3,312,083
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Ser. 02E
    5.50%                                   08/01/29      1,010       1,087,982
                                                                    -----------
                                                                     26,579,348
                                                                    -----------
Rhode Island -- 0.7%
  Rhode Island Depositors Econ.
    Protection Corp. SO, Prerefunded
    Ser. 93
    5.62%(c)                                08/01/09        190         206,087
  Rhode Island Depositors Econ.
    Protection Corp. SO, Ser. 93
    5.62%                                   08/01/09        515         535,415
  Rhode Island St. Hlth. & Ed. Bldg.
    Corp. Rev., Hosp. Fin. Lifespan
    Oblig. Grp. Prj., Ser. 96
    5.50%                                   05/15/16      2,000       2,094,060
                                                                    -----------
                                                                      2,835,562
                                                                    -----------
South Carolina -- 1.3%
  South Carolina Trans. Infra. Rev.,
    Ser. 04A
    5.00%                                   10/01/33      5,000       5,200,200
                                                                    -----------
Texas -- 8.1%
  Brazos River Auth. Poll. Ctrl. Rev.,
    Texas Util. Elec. Co. Prj.,
    Prerefunded Ser. 95C AMT
    5.55%(c)                                04/01/08      5,000       5,375,100
  Dallas Ind. Dev. Corp. Rev., CR/PL,
    Inc. Prj., Ser. 87 AMT
    7.50%                                   08/01/17      1,350       1,372,734
  Frisco Indpt. Sch. Dist. GO, Ser. 05A
    5.00%                                   07/15/30      4,600       4,792,050
  Grand Prairie Indpt. Sch. Dist. GO,
    Prerefunded Ser. 00A
    5.80%(c)                                08/15/11      4,925       5,553,676
  Harlandale Tex. Indpt. Sch. Dist. Ref.,
    Ser. 05
    5.00%                                   08/15/30      3,490       3,650,191
  Texas Affordable Hsg. Corp.
    Multi-Fam. Hsg. Rev., Arborstone
    Prj., Ser. 01A
    4.75%(f)                                11/01/11      6,635       5,661,513
  Texas Wtr. Fin. Assist. GO, Ser. 00
    5.75%                                   08/01/22      3,445       3,768,417
  Travis Cnty. Hlth. Fac. Dev. Corp.
    Rev., Ascension Hlth. Credit Prj.,
    Prerefunded Ser. 99A
    5.88%(c)                                11/15/09      1,980       2,196,572
                                                                    -----------
                                                                     32,370,253
                                                                    -----------
Utah -- 0.0%
  Salt Lake City Hosp. Rev., Ser. 88A
    8.12%(c)                                05/15/15        100         123,131
                                                                    -----------
Virginia -- 2.7%
  Pocahontas Pkwy. Toll Rd. Rev., Ser.
    98B
    5.85%(b)                                08/15/23     14,300       5,140,993
  Virginia St. Pub. Sch. Auth. Rev.,
    Sch. Fing Prj., Ser. 05B
    5.25%                                   08/01/16      5,000       5,586,350
                                                                    -----------
                                                                     10,727,343
                                                                    -----------
Washington -- 7.8%
  King Cnty. GO, Sch. Dist. No. 414
    Lake Washington Prj., Ser. 00
    5.75%                                   12/01/10        500         557,365
  Pierce Cnty. GO, Sch. Dist. No. 416
    White River Prj., Ser. 00
    6.00%                                   12/01/13      5,345       6,007,620

See accompanying notes to financial statements

                                                                              21

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     TAX-FREE INCOME PORTFOLIO (Concluded)

As of September 30, 2005

                                                          Par
                                            Maturity     (000)        Value
                                            --------   ---------   ------------
MUNICIPAL BONDS (Continued)
Washington (Continued)
  Port Seattle Washington Rev., Ser.
    05A
    5.00%                                   03/01/35    $ 6,000    $  6,255,780
  Washington St. GO, Ser. 00B
    6.00%                                   01/01/25     14,000      15,488,900
  Washington St. Pub. Pwr. Sply. Sys.
    Rev., Nuclear Prj. No. 3, Ser. 96A
    6.00%                                   07/01/06      3,000       3,066,660
                                                                   ------------
                                                                     31,376,325
                                                                   ------------
West Virginia -- 0.1%
  West Virginia Pub. Energy Auth.
    Rev., Morgantown Energy Assoc.
    Prj., Ser. 90A AMT
    5.05%                                   07/01/08        280         285,891
                                                                   ------------
TOTAL MUNICIPAL BONDS
  (Cost $384,449,108)                                               402,027,438
                                                                   ------------
TAXABLE MUNICIPAL BONDS -- 3.3%
New York - 2.0%
  New York St. Environmental Fac.
    Corp. Clean Wtr. & Drinking Rev.,
    New York City Mun. Wtr. Fin. Prj.,
    Ser. 04
    5.00%                                   06/15/34      7,600       7,954,008
                                                                   ------------
Texas -- 1.3%
  Univ. of Texas Permanent Univ. Fd.
    Rev., Ser. 05A, Class B
    5.00%                                   07/01/35      5,000       5,215,100
                                                                   ------------
TOTAL TAXABLE MUNICIPAL BONDS
  (Cost $13,092,613)                                                 13,169,108
                                                                   ------------
MORTGAGE PASS-THROUGHS -- 0.0%
  Government National Mortgage
    Association
    6.00%
  (Cost $4,704)                             11/15/31          5           4,641
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES -- 103.9%
  (Cost $397,546,425(a))                                            415,201,187
LIABILITIES IN EXCESS OF
  OTHER ASSETS --  (3.9)%                                           (15,494,167)
                                                                   ------------
NET ASSETS -- 100.0%
  (Applicable to 7,781,574
  BlackRock shares, 26,892,726
  Institutional shares, 210,381
  Service shares, 814,928 Investor
  A shares, 439,928 Investor B
  shares and 209,371 Investor C
  shares outstanding)                                              $399,707,020
                                                                   ============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($85,552,636/7,781,574)                                               $ 10.99
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($295,736,733/26,892,726)                                             $ 11.00
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($2,311,643/210,381)                                                  $ 10.99
                                                                        =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($8,964,504/814,928)                                                  $ 11.00
                                                                        =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($11.00/0.960)                                                        $ 11.46
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($4,838,831/439,928)                                                  $ 11.00
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($2,302,673/209,371)                                                  $ 11.00
                                                                        =======

----------
 (a) Cost for Federal income tax purposes is $397,548,925. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                $ 19,502,358
      Gross unrealized depreciation                                  (1,850,096)
                                                                   ------------
                                                                   $ 17,652,262
                                                                   ============

 (b) The rate shown is the effective yield on the zero coupon bonds at the time of purchase.
 (c) This bond is prerefunded.  U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.
 (d) Rates shown are the rates as of September 30, 2005.
 (e) Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 4.5% of its net assets, with a current market value of $17,888,180 in securities restricted as to resale.
 (f) Security is illiquid. As of September 30, 2005, the Portfolio held 1.4%
     of its net assets, with a current market value of $5,661,513 in these securities.

See accompanying notes to financial statements

22

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                     PENNSYLVANIA TAX-FREE INCOME PORTFOLIO

As of September 30, 2005

                                                          Par
                                            Maturity     (000)        Value
                                            --------   ---------   ------------
MUNICIPAL BONDS -- 101.8%
Multi-State -- 8.2%
  Charter Mac Equity Issue Tr., Ser. 99
    6.62%(b)                                06/30/09    $25,000     $27,038,000
  Charter Mac Equity Issue Tr., Ser. 00
    7.60%(b)                                11/30/10     10,000      11,420,600
  MuniMae Tax-Exempt Bond Subs.,
    LLC, Ser. 00
    6.88%(b)                                06/30/09      4,000       4,365,080
    7.75%(b)                                11/01/10     10,000      11,404,300
                                                                    -----------
                                                                     54,227,980
                                                                    -----------
Pennsylvania -- 81.2%
  Allegheny Cnty. Hosp. Dev. Auth.
    Rev., Hlth. Ctr. Univ. of Pittsburgh
    Med. Ctr. Prj., Ser. 97B
    6.00%                                   07/01/25      7,000       8,445,920
  Allegheny Cnty. Hosp. Dev. Auth.
    Rev., Prerefunded Ser. 95A
    6.00%(c)                                09/01/07      5,000       5,283,250
    6.20%(c)                                09/01/07      1,000       1,060,330
  Allegheny Cnty. Hosp. Dev. Auth.
    Rev., Univ. of Pittsburgh Med. Ctr.
    Prj., Ser. 95
    5.35%                                   12/01/17     10,000      10,224,300
  Beaver Cnty. Hosp. Auth. Rev.,
    Prerefunded Ser. 96A
    5.80%(c)                                10/01/06      5,830       5,997,088
  Berks Cnty. GO, Ser. 98
    5.38%                                   11/15/28      6,685       6,919,443
  Bradford Area Sch. Dist. GO,
    Prerefunded Ser. 95
    5.80%(c)                                10/01/05      1,465       1,465,000
  Central Bucks Sch. Dist. GO, Ser. A
    5.00%                                   05/15/20      4,570       4,813,992
  Dauphin Cnty. Gen. Auth. Hlth. Sys.
    Rev., Pinnacle Hlth. Sys. Prj., Ser.
    97
    5.50%                                   05/15/17      3,500       3,648,995
  Dauphin Cnty. Gen. Auth. Hosp.
    Rev., Hapsco Western
    Pennsylvania Hosp. Prj., Ser. 92
    6.25%                                   07/01/16      1,000       1,154,770
  Delaware Cnty. Auth. Arpt. Fac. Rev.,
    UTD Parcel Svc. Prj., Ser. 85
    VRDN
    2.87%(d)                                12/01/15         70          70,000
  Delaware Cnty. Auth. Coll. Rev.,
    Haverford Coll. Prj., Ser. 00
    5.75%                                   11/15/25      6,795       7,467,705
  Delaware Cnty. Auth. Hosp. Rev.,
    Ser. 95
    5.50%                                   08/15/15      6,480       6,662,671
  Delaware Cnty. Auth. Rev., Mercy
    Hlth. Corp. Prj., Ser. 96
    5.75%                                   12/15/20      3,735       3,914,765
  Delaware Cnty. Ind. Dev. Auth. Rev.,
    Ser. 99 AMT
    6.00%                                   06/01/29      3,400       3,705,592
  Delaware Cnty. Mem. Hosp. Auth.
    Rev., Ser. 95
    5.50%                                   08/15/19      3,000       3,084,570
  Delaware Cnty. Rev., Prerefunded
    Ser. 95
    5.50%(c)                                10/01/05      1,075       1,075,000
  Delaware River Port Auth.
    Pennsylvania & New Jersey Rev.,
    Port Dist. Prj., Ser. 99B
    5.70%                                   01/01/22      8,930       9,708,160
  Delaware River Port Auth.
    Pennsylvania & New Jersey Rev.,
    Ser. 99
    5.75%                                   01/01/16      8,000       8,712,800
  Delaware River Port Auth.
    Pennsylvania & New Jersey RITES
    Rev., Ser. 99
                                            07/01/16     10,000      13,498,000
  Delaware Vy. Regl. Fin. Auth. LOC
    Govt. Rev., Ser. 96A
    5.90%                                   04/15/16      2,540       2,579,726
  Delaware Vy. Regl. Fin. Auth. LOC
    Govt. Rev., Ser. 97B
    5.60%                                   07/01/17      2,000       2,253,300
  Delaware Vy. Regl. Fin. Auth. LOC
    Govt. Rev., Ser. 98A
    5.50%                                   08/01/28     33,050      38,197,868
  Delaware Vy. Regl. Fin. Auth. LOC
    Govt. RITES PA-1041 Rev., Ser.
    02A
                                            01/01/26      2,000       5,550,800
  Dover Area Sch. Dist. GO,
    Prerefunded Ser. 96
    5.75%(c)                                04/01/06      2,445       2,480,232
  Geisinger Auth. Hlth. Sys., Ser. 05C
    VRDN
    2.81%(d)                                08/01/28      6,600       6,600,000
  Indiana Cnty. Ind. Dev. Auth. Poll.
    Ctrl. Rev., New York St. Elec. &
    Gas Corp. Prj., Ser. 95A
    6.00%                                   06/01/06      1,000       1,019,940
  Kennett Cons. Sch. Dist. GO, Ser.
    02A
    5.50%                                   02/15/14      1,245       1,373,895
  Lancaster Cnty. Hosp. Auth. Rev.,
    Hlth. Ctr. Masonic Homes Prj., Ser.
    94
    5.30%                                   11/15/08        500         506,580
  Lancaster Swr. Auth. Sply. SO, Ser.
    98
    5.25%                                   04/01/21      8,480       8,581,760
  Lehigh Cnty. Gen. Purp. Auth. Rev.,
    Kidspeace Oblig. Prj., Ser. 98
    5.70%                                   11/01/09      3,000       3,132,480
    6.00%                                   11/01/18      2,000       2,099,360
  Luzerne Cnty. Flood Prot. Auth. Gtd.
    Rev., Prerefunded Ser. 96
    5.60%(c)                                07/15/06      4,720       4,819,262
  Lycoming Cnty. Auth. Hosp. Rev.,
    Divine Providence Hosp. Prj., Ser.
    95
    5.38%                                   11/15/10      6,480       6,625,606
  McKeesport Area Sch. Dist. GO,
    Prerefunded Ser. 96A
    5.75%(c)                                10/01/06      1,750       1,799,315
  Methacton Sch. Dist. Auth. Rev.,
    Prerefunded Ser. 78
    6.50%(c)                                10/01/06        475         491,596

See accompanying notes to financial statements

                                                                              23

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
               PENNSYLVANIA TAX-FREE INCOME PORTFOLIO (Continued)

As of September 30, 2005

                                                          Par
                                            Maturity     (000)        Value
                                            --------   ---------   ------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Montgomery Cnty. Hgr. Ed. & Hlth.
    Auth. Coll. Rev., Beaver Coll. Prj.,
    Ser. 96
    5.75%                                   04/01/12    $ 1,690     $ 1,746,615
  Montgomery Cnty. Hgr. Ed. & Hlth.
    Auth. Rev., Holy Redeemer Hosp.
    Prj., Ser. 97A
    5.25%                                   10/01/27      9,000       9,359,280
  Montgomery Cnty. Hgr. Ed. & Hlth.
    Auth. Rev., Pottstown Hlth. Care
    Corp. Prj., Prerefunded Ser. 98
    5.00%(c)                                01/01/09      6,235       6,649,565
  Northeastern Hosp. & Ed. Auth. Rev.,
    Luzerne Cnty. Coll. Prj., Ser. 97
    5.15%                                   08/15/16      3,245       3,361,885
  Northeastern Hosp. & Ed. Auth. Rev.,
    Wyoming Vy. Hlth. Care Prj., Ser.
    94A
    6.50%                                   01/01/07      1,000       1,019,630
  Northgate Sch. Auth. Bldg. Rev., Ser.
    78
    6.38%                                   02/15/07        825         863,181
  Parkland Sch. Dist. Rev.,
    Prerefunded Ser. 96
    5.75%(c)                                03/01/06      2,910       2,944,716
  Pennsbury Sch. Dist. GO, Ser. 02
                                           01/15/18-
    5.50%                                  01/15/19       4,625       5,068,986
  Pennsylvania Con. Ctr. Auth. Rev.,
    Ser. 89A
    6.70%                                   09/01/16      1,000       1,184,280
  Pennsylvania Con. Ctr. Auth. Rev.,
    Ser. 94A
    6.60%                                   09/01/09     10,330      10,531,799
  Pennsylvania Hgr. Ed. Assistance
    Agcy. Rev., Cap. Acquisition Prj.,
    Prerefunded Ser. 00
    5.88%(c)                                12/15/10     16,400      18,391,616
  Pennsylvania Hgr. Ed. Fac. Auth.
    Rev., Univ. of Pennsylvania Prj.,
    Ser. 98
    5.75%                                   01/01/06      8,165       8,302,254
  Pennsylvania Hsg. Fin. Agcy.
    Multi-Fam. FHA Ins. Rev., Ser. 92
    8.10%                                   07/01/13        630         630,850
  Pennsylvania Hsg. Fin. Agcy. Rev.,
    Ser. 98 AMT
    5.50%(e)                                04/01/30     13,155       3,558,822
  Pennsylvania Hsg. Fin. Agcy. Rev.,
    Sgl. Fam. Mtg. Prj., Ser. 99-66A
    AMT
    5.65%                                   04/01/29      9,545       9,707,838
  Pennsylvania Infra. Investment Auth.
    Rev., Pennvest Ln. Pool Prj., Ser.
    94
    6.00%                                   09/01/06      1,930       1,983,036
  Pennsylvania Intergovtl. Coop. Auth.
    Spec. Tax Rev., City of
    Philadelphia Fdg. Prj., Ser. 96
    5.60%                                   06/15/12      1,000       1,018,310
                                            06/15/16-
    5.50%                                   06/15/20     10,500      10,683,190
  Pennsylvania St. Dept. Gen. Svcs.
    COP, Ser. 01
    4.25%                                   11/01/05      1,860       1,862,027
                                            05/01/14-
    5.00%                                   11/01/14      5,560       5,903,108
                                            05/01/15-
    5.25%                                   05/01/16      7,740       8,308,634
  Pennsylvania St. Hgr. Ed. Assist.
    Agcy. Stud. Ln. Rev., Ser. 94A
    VRDN
    2.79%(d)                                12/01/24      1,700       1,700,000
  Pennsylvania St. Hgr. Ed. Fac. Auth.
    Coll. & Univ. Rev., Bryn Mawr Coll.
    Prj., Prerefunded Ser. 95
    6.00%(c)                                12/01/05      1,200       1,230,120
  Pennsylvania St. Hgr. Ed. Fac. Auth.
    Coll. & Univ. Rev., Lafayette Coll.
    Prj., Ser. 00
    6.00%                                   05/01/30        155         170,550
  Pennsylvania St. Hgr. Ed. Fac. Auth.
    Coll. & Univ. Rev., Trustees Univ.
    Prj., Ser. 98
    5.50%                                   07/15/38      9,500      10,114,935
  Pennsylvania St. Hgr. Ed. Fac. Auth.
    Hlth. Svcs. Rev., Univ. of
    Pennsylvania Hlth. Svcs. Prj., Ser.
    96A
    5.75%                                   01/01/17     12,250      12,455,922
  Pennsylvania St. Hgr. Ed. Fac. Auth.
    Rev., Trustees Univ. of
    Pennsylvania, Ser. 05C
    4.75%                                   07/15/35      6,700       6,777,988
    5.00%                                   07/15/38     10,725      11,187,891
  Pennsylvania St. Ind. Dev. Auth.
    Rev., Econ. Dev. Prj., Ser. 94
    7.00%                                   01/01/06      1,000       1,009,770
  Pennsylvania St. Ind. Dev. Auth.
    Rev., Econ. Dev. Prj., Ser. 02
    5.50%                                   07/01/16      8,000       8,883,600
  Pennsylvania St. Pub. Sch. Bldg.
    Auth. Rev., Philadelphia Sch. Dist.
    Lease Prj., Ser. 03
    5.00%                                   06/01/33      7,500       7,764,750
  Pennsylvania St. Univ. Rev., Ser. 05A
                                           09/01/29-
    5.00%                                  09/01/35      13,500      14,180,355
  Philadelphia Gas Works Rev., Ser. 94
    5.25%                                   08/01/24      2,900       2,942,920
  Philadelphia Gas Works Rev., Ser. 01
                                           08/01/14-
    5.50%                                  08/01/18       7,415       8,049,894
  Philadelphia GO, Ser. 94
    5.90%                                   11/15/09        980         993,534
  Philadelphia Hosp. & Hgr. Ed. Fac.
    Auth. Hosp. Rev., Frankford Hosp.
    Prj., Ser. 95
    5.50%                                   01/01/07      1,235       1,255,390
    5.60%                                   01/01/08      1,245       1,265,729

See accompanying notes to financial statements

24

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
               PENNSYLVANIA TAX-FREE INCOME PORTFOLIO (Continued)

As of september 30, 2005

                                                          Par
                                            Maturity     (000)        Value
                                            --------   ---------   ------------
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Philadelphia Hosp. & Hgr. Ed. Fac.
    Auth. Hosp. Rev., Nazareth Hosp.
    Franciscan Prj., Prerefunded Ser.
    96B
    5.00%(c)                                07/01/06    $ 4,590    $  4,751,706
  Philadelphia Ind. Dev. Auth. Rev.,
    American Coll. of Physicians Prj.,
    Ser. 00
                                            06/15/20-
    5.50%                                   06/15/25     14,685      15,788,350
  Philadelphia Ind. Dev. Auth. Rev.,
    Girard Estate Coal Mining Prj., Ser.
    96
    5.38%                                   11/15/12      3,945       4,051,318
    5.50%                                   11/15/16      1,650       1,693,230
  Philadelphia Ind. Dev. Auth. Rev.,
    PGH Dev. Corp. Prj., Ser. 93
    5.50%                                   07/01/10      1,035       1,040,786
  Philadelphia Pk. Auth. Rev., Arpt. Pk.
    Prj., Ser. 99
    5.62%                                   09/01/18      4,430       4,782,406
  Philadelphia Pk. Auth. Rev., Ser. 97
    5.40%                                   09/01/15      5,900       6,151,045
  Philadelphia Pk. Auth. Rev., Ser. 99
                                           09/01/13-
    5.62%                                  09/01/17       5,885       6,376,009
  Philadelphia Sch. Dist. GO, Ser. 95A
    6.25%                                   09/01/06      2,255       2,321,951
  Philadelphia Sch. Dist. GO, Ser. 99C
    5.75%                                   03/01/29     11,000      12,100,990
  Philadelphia Sch. Dist. GO, Ser. 00A
                                           02/01/12-
    5.75%                                  02/01/13      10,215      11,405,763
  Philadelphia Wtr. & Waste Wtr. Rev.,
    Ser. 93
    5.50%                                   06/15/07      6,780       7,057,641
  Philadelphia Wtr. & Waste Wtr. Rev.,
    Ser. 05A
    5.00%                                   07/01/28      6,000       6,291,960
  Pleasant Vy. Sch. Dist. GO,
    Prerefunded Ser. 95
    5.60%(c)                                11/15/05      1,180       1,183,847
  Pleasant Vy. Sch. Dist. GO, Ser. 95
    5.60%                                   11/15/14        205         205,668
  Pottstown Borough Auth. Swr. Rev.,
    Ser. 96
    5.50%                                   11/01/16      1,360       1,396,162
  Riverside Beaver Cnty. Sch. Dist.
    Rev., Prerefunded Ser. 96
    5.50%(c)                                02/15/06      3,725       3,761,207
  Riverside Sch. Dist. GO, Prerefunded
    Ser. 00
    5.50%(c)                                10/15/10      3,300       3,620,958
  South Fork Mun. Auth. Hosp. Rev.,
    Good Samaritan Med. Ctr. Prj.,
    Ser. 96B
    5.38%                                   07/01/16      4,000       4,142,160
  Southeastern Pennsylvania Trans.
    Auth. Rev., Ser. 97
    5.55%                                   03/01/13      3,500       3,683,960
    5.38%                                   03/01/17      6,270       6,580,177
  Springford Sch. Dist. GO, Ser. 97
    5.15%                                   02/01/18     10,010      10,271,625
  Washington Cnty. Auth. Rev., Ser. 99
    6.15%                                   12/01/29      6,340       6,625,871
MUNICIPAL BONDS (Continued)
Pennsylvania (Continued)
  Washington Cnty. Ind. Dev. Auth.
    Poll. Ctrl. Rev., West Penn Pwr.
    Co. Prj., Ser. 95G
    6.05%                                   04/01/14      2,500       2,556,725
  West Mifflin Sanit. Swr. Mun. Auth.
    Swr. Rev., Prerefunded Ser. 96
    5.70%(c)                                08/01/06      1,445       1,478,293
  Westview Mun. Auth. SO, Ser. 85
    9.25%                                   11/15/05        195         196,394
  Williamsport Area Sch. Dist. Auth.
    Rev., Ser. 78
    6.00%                                   03/01/07         70          72,302
  Wilson Sch. Dist. GO, Prerefunded
    Ser. 97
    5.50%(c)                                05/15/07      8,015       8,343,054
                                                                   ------------
                                                                    536,018,599
                                                                   ------------
Puerto Rico -- 12.4%
  Puerto Rico Cmwlth. GO, Ser. 02
    5.50%                                   07/01/12     20,000      22,407,200
  Puerto Rico Cmwlth. Hwy. Rev., Ser.
    05L
    5.25%                                   07/01/38     16,000      18,407,520
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00A
                                            10/01/16        400         554,624
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00B
                                            10/01/17        500         701,760
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00C
                                            10/01/18        500         697,900
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00D
                                            10/01/19        690         960,425
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00E
                                            10/01/20        250         347,020
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00F
                                            10/01/24        250         344,710
  Puerto Rico Elec. Pwr. Auth. Rev.,
    Ser. 05RR
    5.00%                                   07/01/35      6,000       6,321,180
  Puerto Rico Elec. Pwr. Auth. Rev.,
    Ser. 05SS
    5.00%                                   07/01/30     10,000      10,600,600
  Puerto Rico Mun. Fin. Agy. Rev., Ser.
    99
    5.50%                                   08/01/18      6,500       7,027,605
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Prerefunded Ser.
    02E
    5.50%(c)                                02/01/12      9,340      10,346,105
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Ser. 02E
    5.50%                                   08/01/29      3,160       3,403,983
                                                                   ------------
                                                                     82,120,632
                                                                   ------------
TOTAL MUNICIPAL BONDS
  (Cost $627,453,748)                                               672,367,211
                                                                   ------------

See accompanying notes to financial statements

                                                                              25

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
               PENNSYLVANIA TAX-FREE INCOME PORTFOLIO (Concluded)

As of September 30, 2005

                                                         Number
                                                       of Shares       Value
                                                      -----------  ------------
MONEY MARKET FUND -- 0.1%
  Wilmington Trust
Tax-Free Money
    Market Fund
  (Cost $676,826)                                       676,826    $    676,826
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES -- 101.9%
  (Cost $628,130,574(a))                                            673,044,037
LIABILITIES IN EXCESS OF
 OTHER ASSETS -- (1.9)%                                             (12,711,281)
                                                                   -------------
NET ASSETS -- 100.0%
  (Applicable to
  58,633,721 Institutional
  shares, 454,401 Service
  shares, 2,870,346 Investor A
  shares, 1,296,387 Investor B
  shares and 170,958 Investor C
  shares outstanding)                                              $660,332,756
                                                                   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($610,549,756/58,633,721)                                            $ 10.41
                                                                       =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($4,727,434/454,401)                                                 $ 10.40
                                                                       =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR
  A SHARE
  ($29,875,385/2,870,346)                                              $ 10.41
                                                                       =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($10.41/0.960)                                                       $ 10.84
                                                                       =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($13,407,502/1,296,387)                                              $ 10.34
                                                                       =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($1,772,679/170,958)                                                 $ 10.37
                                                                       =======

----------
 (a) Cost for Federal income tax purposes is $628,269,159. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                $ 45,876,612
      Gross unrealized depreciation                                  (1,101,734)
                                                                   ------------
                                                                   $ 44,774,878
                                                                   ============

 (b) Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 8.2% of its net assets, with a current market value of $54,227,980 in securities restricted as to resale.
 (c) This bond is prerefunded.  U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.
 (d) Rates shown are the rates as of September 30, 2005.
 (e) The rate shown is the effective yield on the zero coupon bonds at the time of purchase.

See accompanying notes to financial statements

26

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                      NEW JERSEY TAX-FREE INCOME PORTFOLIO

As of September 30, 2005

                                                          Par
                                            Maturity     (000)        Value
                                            --------   ---------   ------------
MUNICIPAL BONDS -- 98.7%
Multi-State -- 7.1%
  Charter Mac Equity Issue Tr., Ser. 99
    6.62%(b)                                06/30/09    $ 1,000     $ 1,081,520
  Charter Mac Equity Issue Tr., Ser. 00
    7.60%(b)                                11/30/10      4,000       4,568,240
  MuniMae Tax-Exempt Bond Subs.,
    LLC, Ser. 00
    6.88%(b)                                06/30/09      4,000       4,365,080
    7.75%(b)                                11/01/10      2,000       2,280,860
                                                                    -----------
                                                                     12,295,700
                                                                    -----------
New Jersey -- 72.8%
  Delaware River Port Auth.
    Pennsylvania & New Jersey RITES
    PA-611 Rev., Ser. 00
                                            01/01/26      5,000       6,293,300
  Garden St. Preservation Tr. Cap.
    Apprec. Rev., Ser. 03B
    5.17%(c)                                11/01/24     10,000       4,169,300
  Gloucester Cnty. Srs. Hsg. Dev.
    Corp. Rev., Sect. 8 Colonial Pk.
    Prj., Ser. 94A
    6.20%                                   09/15/11      1,250       1,261,412
  Hopatcong Boro GO, Ser. 03
    5.75%                                   08/01/33      2,300       2,571,193
  Jersey City GO, Ser. 96A
    6.00%                                   10/01/05      1,655       1,655,000
  Knowlton Twp. Bd. of Ed. GO, Ser.
    91
    6.60%                                   08/15/11        169         196,341
  Middlesex Cnty. Imp. Auth. Rev.,
    Heldrich Center Hotel Prj., Ser. A
                                            01/01/15-
    5.00%                                   01/01/20      2,000       2,039,440
  Middlesex Cnty. Imp. Auth. Rev.,
    Monroe Twp., Ser. 96
    5.80%                                   09/15/13      1,725       1,786,048
  Middlesex Cnty. Imp. Auth. Rev., New
    Brunswick Apts. Rental Hsg. Prj.,
    Ser. 02 AMT
    5.15%                                   02/01/24      3,000       3,070,770
  New Jersey Econ. Dev. Auth. Lease
    Rev., Ser. 00
    6.00%                                   06/01/21      4,780       5,293,372
  New Jersey Econ. Dev. Auth. Rev.,
    Kapkowski Rd. Landfill Prj., Ser. 02
    6.50%                                   04/01/28      2,500       2,909,525
  New Jersey Econ. Dev. Auth. Rev.,
    Cigarette Tax, Ser. 04
    5.75%                                   06/15/34      3,615       3,815,126
  New Jersey Econ. Dev. Auth. Rev.,
    Motor Vehicle Comm. Prj., Ser.
    03A
    3.52%(c)                                07/01/12      4,000       3,065,400
  New Jersey Econ. Dev. Auth. Rev.,
    Performing Arts Ctr. Prj., Ser. 96C
    5.75%                                   06/15/08      4,440       4,589,539
  New Jersey Econ. Dev. Auth. Rev.,
    Sch. Fac. Const. Prj., Ser. 03F
    5.25%                                   06/15/13      5,000       5,462,050
  New Jersey Econ. Dev. Auth. Rev.,
    Seeing Eye Inc. Prj., Ser. 05
    5.00%                                   12/01/24      6,500       6,892,990
  New Jersey Econ. Dev. Auth. Rev.,
    Ser. 99
    6.20%                                   12/01/09      3,000       3,388,740
  New Jersey Econ. Dev. Auth. Rev.,
    St. Barnabas Med. Ctr. Prj., Ser.
    97A
    5.63%(c)                                07/01/23      4,000       1,763,680
  New Jersey Econ. Dev. Auth. Solid
    Waste Rev., Waste Management
    New Jersey Prj., Ser. 04A AMT
    5.30%                                   06/01/15      1,000       1,055,740
  New Jersey Edl. Facs. Auth. Rev.,
    Rowan Coll. Prj., Prerefunded Ser.
    96E
    5.88%(d)                                07/01/06      2,185       2,254,439
  New Jersey Hlth. Care Fac. Fin.
    Auth. Rev., Kennedy Hlth. Sys.
    Prj., Ser. 01
    5.50%                                   07/01/21      2,000       2,131,240
    5.62%                                   07/01/31        455         482,491
  New Jersey Hlth. Care Fac. Fin.
    Auth. Rev., Robert Wood Johnson
    Univ. Prj., Ser. 96C
    5.75%                                   07/01/07      2,595       2,669,892
  New Jersey Sports & Expo. Auth.
    Rev., Ser. 00A
    5.50%                                   03/01/20      5,000       5,360,500
  New Jersey St. Edl. Fac. Auth. Rev.,
    Institute of Tech. Prj., Ser. 04B
    5.00%                                   07/01/16      4,150       4,477,892
  New Jersey St. Edl. Facs. Auth. Rev.,
    Fairleigh Dickinson Univ. Prj., Ser.
    D
    5.25%                                   07/01/32      3,000       3,080,340
  New Jersey St. GO, Ser. 00
    5.75%                                   05/01/12      2,500       2,810,450
  New Jersey St. GO, Ser. 01H
    5.25%                                   07/01/14      4,975       5,499,066
  New Jersey St. Hsg. & Mtg. Fin.
    Agcy. Rev., Ser. 00B
    6.25%                                   11/01/26      1,435       1,513,753
  New Jersey St. Hwy. Auth. Rev.,
    Garden St. Pkwy. Prj., Ser. 92
    6.20%                                   01/01/10        750         817,972
  New Jersey St. Tpke. Auth. Rev.,
    Ser. 91C
    6.50%                                   01/01/16        625         736,747
  New Jersey St. Tpke. Auth. Rev.,
    Prerefunded Ser. 91C
    6.50%(d)                                01/01/16      3,375       3,994,970
  New Jersey St. Trans. Tr. Fd. Admin.
    Grant Rev., Prerefunded Ser. 00A
    6.12%(d)                                09/15/09      2,500       2,764,025
  New Jersey St. Trans. Tr. Fd. Auth.
    Trans. Sys. Rev., Prerefunded Ser.
    00A
    6.00%(d)                                06/15/10      2,500       2,793,500
  New Jersey St. Trans. Tr. Fd. Auth.
    Trans. Sys. Rev., Prerefunded Ser.
    01B
    6.00%(d)                                12/15/11      2,500       2,854,175
  New Jersey St. Trans. Tr. Fd. Auth.
    Trans. Sys. Rev., Ser. 99A
    5.75%                                   06/15/20      2,820       3,235,189
  New Jersey St. Waste Wtr. Trtmnt.
    Tr. Rev., Ser. 96C
    6.25%                                   05/15/06      3,455       3,525,966

See accompanying notes to financial statements

                                                                              27

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                NEW JERSEY TAX-FREE INCOME PORTFOLIO (Continued)

As of September 30, 2005

                                                          Par
                                            Maturity     (000)        Value
                                            --------   ---------   ------------
MUNICIPAL BONDS (Continued)
New Jersey (Continued)
  North Hudson Swr. Auth. Rev., Ser.
    01A
    5.41%(c)                                08/01/21     $5,000    $  2,446,100
  Port Auth. New York & New Jersey
    SO Rev., JFK Intl. Arpt. Term. Prj.,
    Ser. 97-6 AMT
    5.75%                                   12/01/22      2,000       2,129,660
  Port Auth. New York & New Jersey
    SO, JFK Intl. Arpt. Term. Prj., Ser.
    97-6 AMT
    6.25%                                   12/01/09      7,000       7,630,630
  Summit Cnty. GO, Ser. 01
    5.25%                                   06/01/14      1,145       1,280,763
                                                                   ------------
                                                                    125,768,726
                                                                   ------------
Puerto Rico -- 18.8%
  Puerto Rico Cmwlth. GO, Pub. Imp.
    Prj., Ser. 01
    5.50%                                   07/01/19      5,000       5,769,300
  Puerto Rico Cmwlth. Hwy. & Trans.
    Auth. Rev., Prerefunded Ser. 00B
    6.00%(d)                                07/01/10      3,000       3,373,950
  Puerto Rico Cmwlth. Hwy. & Trans.
    Auth. Rev., Ser. 00C
    6.00%                                   07/01/29      2,000       2,249,300
  Puerto Rico Cmwlth. Hwy. & Trans.
    Auth. Rev., Ser. 02D
    5.38%                                   07/01/36      1,000       1,107,210
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    Rev., Ser. 05B
    5.00%                                   07/01/41      5,000       5,139,400
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00A
                                            10/01/16        400         554,624
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00B
                                            10/01/17        500         701,760
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00C
                                            10/01/18        500         697,900
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00D
                                            10/01/19        650         904,748
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00E
                                            10/01/20        250         347,020
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00F
                                            10/01/24        250         344,710
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    Spec. RITES PA-569 Rev., Ser. 99
                                            07/01/07      2,000       2,317,820
  Puerto Rico Pub. Bldgs. Auth. Rev.,
    Govt. Facs. Prj., Ser. 02
    5.25%                                   07/01/25      3,000       3,376,380
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Prerefunded Ser.
    02E
    5.50%(d)                                02/01/12      3,740       4,142,873
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Ser. 02E
    5.50%                                   08/01/29      1,260       1,357,284

                                                                   ------------
                                                                     32,384,279
                                                                   ------------
TOTAL MUNICIPAL BONDS
  (Cost $158,889,609)                                              $170,448,705
                                                                   ------------

                                                         Number
                                                       of Shares
                                                      -----------
MONEY MARKET FUND -- 0.2%
  Wilmington Trust Tax-Free Money
    Market Fund
  (Cost $463,059)                                       463,059         463,059
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES -- 98.9%
  (Cost $159,352,668(a))                                            170,911,764

OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.1%                                                 1,816,202
                                                                   ------------
NET ASSETS -- 100.0%
  (Applicable to 11,897,968
  Institutional shares, 1,286,226
  Service shares,  670,023
  Investor A shares, 944,021
  Investor B shares and 174,121
  Investor C shares outstanding)                                   $172,727,966
                                                                   ============

See accompanying notes to financial statements

28

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                NEW JERSEY TAX-FREE INCOME PORTFOLIO (Concluded)

As of September 30, 2005

                                                                       Value
                                                                    -----------
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($137,255,851/11,897,968)                                            $  11.54
                                                                       ========
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  SERVICE SHARE
  ($14,838,851/1,286,226)                                              $  11.54
                                                                       ========
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($7,729,018/670,023)                                                 $  11.54
                                                                       ========
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($11.54/0.960)                                                       $  12.02
                                                                       ========
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($10,891,406/944,021)                                                $  11.54
                                                                       ========
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($2,012,840/174,121)                                                 $  11.56
                                                                       ========

----------
 (a) Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                $ 12,315,062
      Gross unrealized depreciation                                    (755,966)
                                                                   ------------
                                                                   $ 11,559,096
                                                                   ============

 (b) Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 7.1% of its net assets, with a current market value of $12,295,700 in securities restricted as to resale.
 (c) The rate shown is the effective yield on the zero coupon bonds at the time of purchase.
 (d) This bond is prerefunded.  U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.

See accompanying notes to financial statements

                                                                              29

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                         OHIO TAX-FREE INCOME PORTFOLIO

As of September 30, 2005

                                                          Par
                                            Maturity     (000)        Value
                                            --------   ---------   ------------
MUNICIPAL BONDS -- 100.0%
Multi-State -- 5.3%
  Charter Mac Equity Issue Tr., Ser. 99
    6.62%(b)                                06/30/09     $1,000    $  1,081,520
  Charter Mac Equity Issue Tr., Ser. 00
    7.60%(b)                                11/30/10      1,000       1,142,060
  MuniMae Tax-Exempt Bond Subs.,
    LLC, Ser. 00
    6.88%(b)                                06/30/09      2,000       2,182,540
    7.75%(b)                                11/01/10      2,000       2,280,860
                                                                   ------------
                                                                      6,686,980
                                                                   ------------
Ohio -- 69.3%
  Akron GO, Ser. 01
    5.50%                                   12/01/21      1,000       1,111,410
  Akron Swr. Sys. Rev., Ser. 96
    5.88%                                   12/01/16        500         520,900
  Brunswick GO, Ser. 94
    6.30%                                   12/01/14        210         213,224
  Butler Cnty. Trans. Imp. Dist. Rev.,
    Ser. 97A
    6.00%                                   04/01/11        600         649,464
  Cleveland COP, Cleveland Stadium
    Prj., Ser. 97
    5.25%                                   11/15/10      2,500       2,653,675
  Cleveland Pkg. Fac. Rev., Ser. 96
    6.00%                                   09/15/06      1,275       1,311,656
  Cleveland St. Univ. Gen. Receipts
    Rev., Ser. 04
    5.00%                                   06/01/34      3,000       3,134,820
  Cleveland-Cuyahoga Cnty. Port Auth.
    Rev., Ser. 97 AMT
    6.00%(c)                                03/01/07        290         297,984
  Columbus GO, Ser. 86
    7.38%                                   07/01/06      1,000       1,032,340
  Columbus GO, Ser. 02
    5.00%                                   06/15/09      2,975       3,191,907
  Cuyahoga Cnty. Multi-Fam. Rev., Ser.
    02 AMT
    5.35%                                   09/20/27      1,000       1,027,910
  Fairfield City Sch. Dist. GO, Ser. 94
    7.45%                                   12/01/14      1,000       1,232,540
  Greater Cleveland Regl. Trans. Auth.
    Cap. Imp. Rev., Ser. 01A
    5.12%                                   12/01/21      1,000       1,057,440
  Greater Cleveland Regl. Trans. Auth.
    GO, Ser. 96
    6.25%                                   12/01/06      2,935       3,044,094
  Hamilton Cnty. Hosp. Fac. Rev., Ser.
    02A VRDN
    2.75%(d)                                06/01/27      5,300       5,300,000
  Hamilton Cnty. Sales Tax Rev., Ser.
    01B
    5.25%                                   12/01/32      5,000       5,298,800
  Jackson Loc. Sch. Dist., Stark &
    Summit Cntys. Construction & Imp.
    GO, Ser. 04
    5.00%                                   12/01/33      2,105       2,191,894
  Kent St. Univ. Rev., Ser. 01 VRDN
    2.79%(d)                                05/01/31      4,000       4,000,000
  Kings Sch. Dist. GO, Prerefunded
    Ser. 94
    7.60%(c)                                12/01/05        200         201,528
  Lucas Cnty. GO, Ser. 96
    6.00%                                   12/01/05        500         502,520
  Marysville Sch. Dist. GO,
    Prerefunded Ser. 98
    6.00%(c)                                12/01/10      1,910       2,167,716
  Mason City Sch. Dist. GO, Ser. 01
    5.38%                                   12/01/18      3,000       3,289,770
  New Albany Cmnty. Auth. Fac. Rev.,
    Ser. 01B
    5.12%                                   10/01/21      2,750       2,915,578
  North Royalton City Sch. Dist. GO,
    Ser. 94
    6.62%                                   12/01/06        100         104,140
  Northwestern Sch. Dist. Rev., Wayne
    & Ashland Cntys. Prj., Ser. 94
    7.20%                                   12/01/10        300         340,527
  Ohio Hsg. Fin. Agcy. Rev., Wind
    River Prj., Ser. 94A AMT
    5.55%                                   11/01/18        300         309,675
  Ohio St. Bldg. Auth. Data Ctr. Rev.,
    Ser. 93A
    5.90%                                   10/01/07        450         474,656
  Ohio St. Bldg. Auth. Disalle Govt. Ctr.
    Rev., Ser. 96A
    6.00%                                   10/01/05      1,000       1,000,000
  Ohio St. Comm. Sch. Cap. Fac. Rev.,
    Prerefunded Ser. 94A
    5.75%(c)                                06/15/09      1,000       1,088,140
  Ohio St. Env. Imp. Rev., USX Corp.
    Prj., Ser. 99
    5.62%                                   05/01/29      1,000       1,069,880
  Ohio St. Hgr. Ed. Fac. Denison Univ.
    Rev., Ser. 01
    5.12%                                   11/01/21      3,000       3,202,170
  Ohio St. Univ. GO, Ser. 02A
    5.25%                                   12/01/18      3,290       3,569,091
  Ohio St. Wtr. Dev. Auth. Poll. Ctrl.
    Fac. Rev., Republic Steel Prj., Ser.
    95
    6.38%                                   06/01/07        835         863,540
  Ohio St. Wtr. Dev. Auth. Poll. Ctrl.
    Rev., Ser. 02
    5.25%                                   06/01/12      3,415       3,762,681
  Ohio St. Wtr. Dev. Auth. Rev., Fresh
    Water. Imp. Prj., Ser. 04
    5.00%                                   12/01/34      3,000       3,128,220
  Ohio St. Wtr. Dev. Auth. Rev.,
    Steel-Cargill North Star Broken Hill
    Prj., Ser. 95 AMT
    6.30%                                   09/01/20        500         513,560
  Pickerington Loc. Sch. Dist. Fac.
    Construction & Imp. Rev., Ser. 01
    5.25%                                   12/01/20      1,000       1,077,160
  Scioto Cnty. Rev., Marine Term.
    Norfolk Southern Corp. Prj., Ser.
    98
    5.30%(d)                                08/15/13      3,000       3,083,250
  Springboro Wtr. Sys. Rev., Ser. 98
    5.00%                                   12/01/18      2,500       2,599,900
  Toledo GO, Ser. 96
    6.00%                                   12/01/06        500         517,175

See accompanying notes to financial statements

30

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                   OHIO TAX-FREE INCOME PORTFOLIO (Continued)

As of September 30, 2005

                                                          Par
                                            Maturity     (000)        Value
                                            --------   ---------   ------------
MUNICIPAL BONDS (Continued)
Ohio (Continued)
  Trotwood-Madison City Sch. Dist.
    GO, Ser. 02
    5.00%                                   12/01/30     $2,000    $  2,076,600
  Univ. of Cincinnati Rev., Ser. 01A
    5.00%                                   06/01/31      2,000       2,068,480
  Univ. of Toledo Rev., Ser. 02
    5.25%                                   06/01/18      1,195       1,273,607
  University of Akron Gen. Receipts.
    Rev., Ser. 04 VRDN
    2.75%(d)                                01/01/29      3,500       3,500,000
  West Muskingum Loc. Sch. Dist.,
    Sch. Fac. Constr. & Imp. GO, Ser.
    03
    5.00%                                   12/01/24      3,000       3,162,000
  Westerville City Sch. Dist. GO, Ser.
    87
    6.25%                                   12/01/05      1,000       1,005,380
  Westlake GO, Ser. 96
    6.40%                                   12/01/08      1,560       1,644,614
                                                                   ------------
                                                                     87,781,616
                                                                   ------------
Puerto Rico -- 25.4%
  Puerto Rico Cmwlth. GO, Ser. 02
    5.50%                                   07/01/11      5,000       5,567,800
  Puerto Rico Cmwlth. Hwy. & Trans.
    Auth. RITES Rev., Ser. 98
                                            07/01/18      5,000       5,631,100
  Puerto Rico Cmwlth. Hwy. Rev., Ser.
    05L
    5.25%                                   07/01/38      2,800       3,221,316
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    Rev., Ser. 05B
    5.00%                                   07/01/41      3,000       3,083,640
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00A
                                            10/01/16        400         554,624
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00B
                                            10/01/17        500         701,760
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00C
                                            10/01/18        500         697,900
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00D
                                            10/01/19        650         904,748
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00E
                                            10/01/20        250         347,020
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00F
                                            10/01/24        250         344,710
  Puerto Rico Elec. Pwr. Auth. Rev.,
    Ser. 05RR
    5.00%                                   07/01/35      2,000       2,107,060
  Puerto Rico Pub. Bldgs. Auth. RITES
    PA-577 Rev., Ser. 99
                                            07/01/21      4,000       4,590,760
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Prerefunded Ser.
    02E
    5.50%(c)                                02/01/12      2,990       3,312,083
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Ser. 02E
    5.50%                                   08/01/29      1,010       1,087,982
                                                                   ------------
                                                                     32,152,503
                                                                   ------------
TOTAL MUNICIPAL BONDS
  (Cost $118,035,225)                                               126,621,099
                                                                   ------------

                                                         Number
                                                       of Shares
                                                      -----------
MONEY MARKET FUND -- 1.5%
  Wilmington Trust Tax-Free Money Market
   Fund
  (Cost $1,922,945)                                    1,922,945      1,922,945
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES -- 101.5%
  (Cost $119,958,170(a))                                            128,544,044
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (1.5)%                                             (1,947,319)
                                                                   ------------
NET ASSETS -- 100.0%
  (Applicable to 9,444,286
  Institutional shares, 69,051
  Service shares, 833,722
  Investor A shares, 885,418
  Investor B shares and 663,297
  Investor C shares outstanding)                                   $126,596,725
                                                                   ============

See accompanying notes to financial statements

                                                                              31

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                   OHIO TAX-FREE INCOME PORTFOLIO (Concluded)

As of September 30, 2005

                                                                      VALUE
                                                                   ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER INSTITUTIONAL SHARE
 ($100,500,513/9,444,286)                                               $ 10.64
                                                                        =======
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SERVICE SHARE
 ($735,600/69,051)                                                      $ 10.65
                                                                        =======
NET ASSET VALUE AND REDEMPTION PRICE PER
 INVESTOR A SHARE
 ($8,873,351/833,722)                                                   $ 10.64
                                                                        =======
MAXIMUM OFFERING PRICE PER INVESTOR A SHARE
 ($10.64/0.960)                                                         $ 11.08
                                                                        =======
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE (subject to a maximum contingent
 deferred sales charge of 4.5%)
 PER INVESTOR B SHARE
 ($9,423,807/885,418)                                                    $ 10.64
                                                                        =======
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE (subject to a maximum contingent
 deferred sales charge of 1.0%)
 PER INVESTOR C SHARE
 ($7,063,454/663,297)                                                   $ 10.65
                                                                        =======

----------
 (a) Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $ 8,644,477
      Gross unrealized depreciation                                     (58,603)
                                                                    -----------
                                                                    $ 8,585,874
                                                                    ===========

 (b) Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 5.3% of its net assets, with a current market value of $6,686,980 in securities restricted as to resale.
 (c) This bond is prerefunded.  U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.
 (d) Rates shown are the rates as of September 30, 2005.

See accompanying notes to financial statements

32

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                       DELAWARE TAX-FREE INCOME PORTFOLIO

As of September 30, 2005

                                                          Par
                                            Maturity     (000)         Value
                                            --------   ---------   ------------
MUNICIPAL BONDS -- 100.8%
Delaware -- 67.7%
  Delaware River & Bay Auth. Rev.,
    Ser. 96
    6.00%                                   01/01/06     $1,160    $  1,168,804
  Delaware River & Bay Auth. Rev.,
    Ser. 03
    5.25%                                   01/01/13      1,000       1,104,940
  Delaware St. Econ. Dev. Auth. Poll.
    Ctrl. Rev., Delmarva Pwr. Prj., Ser.
    02B
    5.20%                                   02/01/19      1,000       1,068,700
  Delaware St. Econ. Dev. Auth. Rev.,
    Del. Tech. Pk. Univ. Del. Prj., Ser.
    00
    6.00%                                   02/01/21      1,000       1,110,580
  Delaware St. Econ. Dev. Auth. Rev.,
    Delmarva Pwr. Prj., Ser. 00 AMT
    5.65%                                   07/01/28      3,850       4,008,428
  Delaware St. Econ. Dev. Auth. Rev.,
    First Mtg. Gilpin ACA CBI Prj., Ser.
    98
    5.62%                                   07/01/19      2,000       2,079,120
  Delaware St. Econ. Dev. Auth. Rev.,
    United Wtr. Delaware, Inc. Prj.,
    Ser. 95 AMT
    6.20%                                   06/01/25      2,000       2,051,540
  Delaware St. Econ. Dev. Auth. Rev.,
    Wtr. Dev. Prj., Ser. 92B
    6.45%                                   12/01/07      1,165       1,241,191
  Delaware St. GO, Ser. 03A
    5.00%                                   01/01/10      1,000       1,072,000
  Delaware St. GO, Ser. 03B
                                            07/01/08-
    5.00%                                   07/01/11      2,600       2,788,944
  Delaware St. GO, Ser. 04A
    5.00%                                   01/01/09      2,000       2,117,420
  Delaware St. Hlth. Fac. Auth. Rev.,
    Beebe Med. Ctr. Prj., Ser. 04A
    5.50%                                   06/01/24      1,000       1,059,940
  Delaware St. Hlth. Fac. Auth. Rev.,
    Beebe Med. Ctr. Prj., Ser. 05A
                                           06/01/24-
    5.00%                                  06/01/30       2,500       2,564,235
  Delaware St. Hlth. Fac. Auth. Rev.,
    Catholic Hlth. East Prj., Ser. 03D
    5.12%                                   11/15/24      1,750       1,810,322
    5.25%                                   11/15/28      2,225       2,312,710
  Delaware St. Hlth. Fac. Auth. Rev.,
    Christiana Care Hlth. Svcs. Prj.,
    Ser. 03
    5.25%                                   10/01/12      3,000       3,287,910
  Delaware St. Hlth. Fac. Auth. Rev.,
    Med. Ctr. of Delaware Prj., Ser. 92
    6.25%                                   10/01/05      1,875       1,875,000
  Delaware St. Hsg. Auth. Rev.,
    Multi-Fam. Mtg. Prj., Ser. 92C
    7.38%                                   01/01/15      2,000       2,002,660
  Delaware St. Hsg. Auth. Rev.,
    Multi-Fam. Mtg. Prj., Ser. 01A
    5.40%                                   07/01/24      2,835       2,892,465
  Delaware St. Hsg. Auth. Rev., Sr.
    Sgl. Fam. Mtg. Prj., Ser. 00 AMT
    5.90%                                   07/01/20      1,410       1,465,244
  Delaware St. Hsg. Auth. Rev., Sr.
    Sgl. Fam. Mtg. Prj., Ser. 02A AMT
    5.40%                                   01/01/34      1,070       1,087,302
  Delaware St. Trans. Auth. Trans. Sys.
    Rev., Ser. 97
    5.00%                                   07/01/08      1,000       1,043,610
  Kent Cnty. Stud. Hsg. Rev., Delaware
    St. Univ. Prj., Ser. 04A
                                            07/01/25-
    5.00%                                   07/01/30      2,100       2,116,563
  New Castle Cnty. GO, Ser. 02A
    5.25%                                   10/01/12      1,745       1,937,439
  New Castle Cnty. GO, Ser. 04
    5.00%                                   10/01/20      2,695       2,908,309
  Sussex Cnty. GO, Ser. 03
    5.00%                                   10/15/08      2,270       2,391,695
  Wilmington GO, Ser. 02
    5.38%                                   06/01/17      1,500       1,637,700
  Wilmington Pk. Auth. Gtd. Pk. Rev.,
    Ser. 92A
    6.00%                                   09/15/06         25          25,082
  Wilmington Pk. Auth. Gtd. Pk. Rev.,
    Ser. 02
                                            09/15/14-
    5.25%                                   09/15/15      2,965       3,299,639
                                                                   ------------
                                                                     55,529,492
                                                                   ------------
Multi-State -- 8.1%
  Charter Mac Equity Issue Tr., Ser. 99
    6.62%(b)                                06/30/09      1,000       1,081,520
  Charter Mac Equity Issue Tr., Ser. 00
    7.60%(b)                                11/30/10      1,000       1,142,060
  MuniMae Tax-Exempt Bond Subs.,
    LLC, Ser. 00
    6.88%(b)                                06/30/09      2,000       2,182,540
    7.75%(b)                                11/01/10      2,000       2,280,860
                                                                   ------------
                                                                      6,686,980
                                                                   ------------
Puerto Rico -- 25.0%
  Puerto Rico Cmwlth. GO, Ser. 02
    5.50%                                   07/01/11      1,000       1,113,560
  Puerto Rico Cmwlth. Hwy. Rev., Ser.
    05L
    5.25%                                   07/01/38      2,000       2,300,940
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00A
                                            10/01/16        400         554,624
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00B
                                            10/01/17        500         701,760
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00C
                                            10/01/18        500         697,900
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00D
                                            10/01/19        650         904,748
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00E
                                            10/01/20        250         347,020
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00F
                                            10/01/24        250         344,710
  Puerto Rico Elec. Pwr. Auth. Rev.,
    Ser. 05RR
    5.00%                                   07/01/35      1,500       1,580,295

See accompanying notes to financial statements

                                                                              33

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                 DELAWARE TAX-FREE INCOME PORTFOLIO (Concluded)

As of September 30, 2005

                                                          Par
                                            Maturity     (000)         Value
                                            --------   ---------   ------------
MUNICIPAL BONDS (Continued)
Puerto Rico (Continued)
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Ser. 98A
    5.38%                                   06/01/14     $   50     $    56,428
  Puerto Rico Pub. Fin. Corp. RITES
    Rev., Ser. 98
                                            06/01/09      5,000       6,362,350
  Puerto Rico Pub. Fin. Corp. RITES
    Rev., Ser. 99
                                            06/01/14      4,025       5,503,463
                                                                   ------------
                                                                     20,467,798
                                                                   ------------
TOTAL MUNICIPAL BONDS
  (Cost $77,852,477)                                                 82,684,270
                                                                   ------------

                                                         Number
                                                       of Shares
                                                      -----------

MONEY MARKET FUND -- 0.6%
  Wilmington Trust Tax-Free Money Market
  Fund
  (Cost $466,137)                                       466,137         466,137
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES -- 101.4%
  (Cost $78,318,614(a))                                              83,150,407
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.4)%                                                   (1,130,812)
                                                                   ------------
NET ASSETS -- 100.0%
  (Applicable to 4,713,842 Institutional
  shares, 1,452,268 Investor A shares,
  757,670 Investor B shares and
  1,338,977 Investor C shares outstanding)                         $ 82,019,595
                                                                   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($46,781,758/4,713,842)                                               $  9.92
                                                                        =======
NET ASSET VALUE AND REDEMPTION
  PRICE PER INVESTOR A SHARE
  ($14,420,784/1,452,268)                                               $  9.93
                                                                        =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($9.93/0.960)                                                         $ 10.34
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($7,523,933/757,670)                                                  $  9.93
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($13,293,120/1,338,977)                                               $  9.93
                                                                        =======

----------
 (a) Cost for Federal income tax purposes is $78,381,554. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $ 5,152,306
      Gross unrealized depreciation                                    (383,453)
                                                                    -----------
                                                                    $ 4,768,853
                                                                    ===========

 (b) Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 8.1% of its net assets, with a current market value of $6,686,980 in securities restricted as to resale.

See accompanying notes to financial statements

34

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                       KENTUCKY TAX-FREE INCOME PORTFOLIO

As of September 30, 2005

                                                          Par
                                            Maturity     (000)         Value
                                            --------   ---------   ------------
MUNICIPAL BONDS -- 98.0%
Kentucky -- 64.2%
  Boone Cnty. Sch. Dist. Fin. Corp.
    Sch. Bldg. Rev., Ser. 00B
    5.38%                                   08/01/20     $2,500     $ 2,671,050
  Bowling Green Sch. Dist. Fin. Corp.
    Rev., Ser. 00
                                            01/01/18-
    5.75%                                   01/01/20      2,185       2,384,388
  Breckinridge Cnty. Lease Prg. Tr.
    Rev., Ser 99 VRDN
    2.74%(b)                                12/01/29        820         820,000
  Frankfort Elec. & Wtr. Plant Bd. Rev.,
    Ser. 99
    5.60%                                   12/01/19      1,045       1,138,183
  Grayson Cnty. Sch. Dist. Fin. Corp.
    Sch. Bldg. Rev., Prerefunded Ser.
    95B
    5.95%(c)                                01/01/08        830         845,222
  Hardin Cnty. Sch. Dist. Fin. Corp.
    Sch. Bldg. Rev., Ser. 00
    5.50%                                   02/01/16      1,675       1,841,026
  Hopkins Cnty. GO, Detention Fac.
    Prj., Ser. 00
    5.75%                                   02/01/10      1,800       1,996,434
  Jefferson Cnty. Sch. Dist. Fin. Corp.
    Sch. Bldg. Rev., Ser. 99A
    5.25%                                   01/01/14      2,000       2,148,600
  Kenton Cnty. Arpt. Bd. Arpt. Rev.,
    Cincinnati Northern Kentucky Prj.,
    Ser. 97A AMT
    5.95%                                   03/01/07      1,730       1,796,276
    6.30%                                   03/01/15      1,000       1,056,940
  Kentucky Econ. Dev. Fin. Auth. Hlth.
    Sys. Rev., Norton Healthcare, Inc.
    Prj., Ser. 00A
    6.62%                                   10/01/28      1,750       1,923,600
  Kentucky Hsg. Corp. Hsg. Rev., Ser.
    96D
    5.80%                                   07/01/13      2,790       2,790,000
  Kentucky Hsg. Corp. Hsg. Rev., Ser.
    01F AMT
    5.45%                                   01/01/32      2,990       3,079,132
  Kentucky St. Econ. Dev. Fin. Auth.
    Hosp. Fac. Rev., Ser 97C VRDN
    2.73%(b)                                01/01/22      1,550       1,550,000
  Kentucky St. Property & Bldg.
    Comm. Rev., Prj. 65, Prerefunded
    Ser. 00
    5.95%(c)                                02/01/10      2,325       2,577,100
  Kentucky St. Tpke. Auth. Econ. Dev.
    Rev., Revitalization Prj., Ser. 95
    6.50%                                   07/01/08      3,000       3,261,570
  Kentucky St. Tpke. Auth. Econ. Dev.
    Rev., Revitalization Prj., Ser. 01A
    5.50%                                   07/01/15      1,000       1,131,150
  Lexington-Fayette Urban Cnty. Govt.
    GO, Ser. 00A
    5.75%                                   02/01/20      1,500       1,642,695
  Lexington-Fayette Urban Cnty. Govt.
    Swr. Sys. Rev., Ser. 01A
                                            07/01/20-
    5.00%                                   07/01/21      3,775       3,998,707
  Louisville & Jefferson Cnty. Met. Swr.
    & Drain Sys. Rev., Ser. 97A
    6.25%                                   05/15/07      1,015       1,078,133
  Louisville & Jefferson Cnty. Met. Swr.
    & Drain Sys. Rev., Ser. 99A
    5.75%                                   05/15/33      3,750       4,096,800
  Louisville & Jefferson Cnty. Regl.
    Arpt. Auth. Arpt. Sys. Rev., Ser.
    01A AMT
    5.75%                                   07/01/15      1,755       1,924,954
  Louisville & Jefferson Cnty. Regl.
    Arpt. Auth. Spec. Fac. Rev., Ser.
    99 AMT
    5.50%                                   03/01/19      4,285       4,322,579
  Louisville Wtrwks. Brd. Wtr. Sys.
    Rev., Louisville Wtr. Co. Prj., Ser.
    00
    5.25%                                   11/15/16      2,590       2,787,047
                                                                    -----------
                                                                     52,861,586
                                                                    -----------
Multi-State -- 9.6%
  Charter Mac Equity Issue Tr., Ser. 99
    6.62%(d)                                06/30/09      1,000       1,081,520
  Charter Mac Equity Issue Tr., Ser. 00
    7.60%(d)                                11/30/10      4,000       4,568,240
  MuniMae Tax-Exempt Bond Subs.,
    LLC, Ser. 00
    7.75%(d)                                11/01/10      2,000       2,280,860
                                                                    -----------
                                                                      7,930,620
                                                                    -----------
Puerto Rico -- 24.2%
  Puerto Rico Cmwlth. Hwy. & Trans.
    Auth. Rev., Ser. 00C
    6.00%                                   07/01/29      5,000       5,623,250
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00A
                                            10/01/16        400         554,624
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00B
                                            10/01/17        500         701,760
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00C
                                            10/01/18        500         697,900
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00D
                                            10/01/19        650         904,748
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00E
                                            10/01/20        250         347,020
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    SO RITES, Ser. 00F
                                            10/01/24        250         344,710
  Puerto Rico Cmwlth. Infra. Fin. Auth.
    Spec. RITES PA-569 Rev., Ser. 99
                                            07/01/07      1,335       1,547,145
  Puerto Rico Cmwlth. Pub. Imp. GO,
    Ser. 04A
    5.00%                                   07/01/29      2,000       2,067,080
  Puerto Rico Elec. Pwr. Auth. Rev.,
    Ser. 05RR
    5.00%                                   07/01/35      1,500       1,580,295
  Puerto Rico Pub. Fin. Corp. Cmwlth.
    Approp. Rev., Prerefunded Ser.
    02E
    5.50%(c)                                02/01/12      3,740       4,142,873

See accompanying notes to financial statements

                                                                              35

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                 KENTUCKY TAX-FREE INCOME PORTFOLIO (Concluded)

As of September 30, 2005

                                                          Par
                                            Maturity     (000)        Value
                                            --------   ---------   ------------
MUNICIPAL BONDS (Continued)
Puerto Rico (Continued)
  Puerto Rico Pub. Fin. Corp. Cmwlth.
  Approp. Rev., Ser. 02E
  5.50%                                     08/01/29     $1,260     $ 1,357,284
                                                                    -----------
                                                                     19,868,689
                                                                    -----------
TOTAL MUNICIPAL BONDS
  (Cost $73,924,435)                                                 80,660,895
                                                                    -----------

                                                         Number
                                                       of Shares
                                                       ----------

MONEY MARKET FUND -- 0.6%
  Wilmington Trust Tax-Free Money
  Market Fund
  (Cost $533,849)                                       533,849         533,849
                                                                    -----------

TOTAL INVESTMENTS IN SECURITIES -- 98.6%
  (Cost $74,458,284(a))                                              81,194,744

OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.4%                                                 1,133,956
                                                                    -----------
NET ASSETS -- 100.0%
  (Applicable to 7,344,051 Institutional
  shares, 25,594 Service shares,
  658,014 Investor A shares, 369,103
  Investor B shares and 96,557
  Investor C shares outstanding)                                    $82,328,700
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($71,187,735/7,344,051)                                               $  9.69
                                                                        =======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SERVICE SHARE
  ($248,240/25,594)                                                     $  9.70
                                                                        =======
NET ASSET VALUE AND REDEMPTION PRICE PER
  INVESTOR A SHARE
  ($6,377,095/658,014)                                                  $  9.69
                                                                        =======
MAXIMUM OFFERING PRICE PER
  INVESTOR A SHARE
  ($9.69/0.960)                                                         $ 10.09
                                                                        =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 4.5%)
  PER INVESTOR B SHARE
  ($3,577,736/369,103)                                                  $  9.69
                                                                        =======
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE
  (subject to a maximum contingent
  deferred sales charge of 1.0%)
  PER INVESTOR C SHARE
  ($937,895/96,557)                                                     $  9.71
                                                                        =======

----------
 (a) Cost for Federal income tax purposes is $74,486,001. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                                 $ 6,708,743
      Gross unrealized depreciation                                           0
                                                                    -----------
                                                                    $ 6,708,743
                                                                    ===========

 (b) Rates shown are the rates as of September 30, 2005.
 (c) This bond is prerefunded.  U.S. government securities, held in escrow, are used to pay interest on this security, as well as refund the bond in full at date indicated, typically at a premium to par.
 (d) Security exempt from registration under Rule 144A of the Securities Act of
     1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. As of September 30,
     2005, the Portfolio held 9.6% of its net assets, with a current market value of $7,930,620 in securities restricted as to resale.

See accompanying notes to financial statements

36

                                 BlackRock Funds

                         Key to Investment Abbreviations

                AMT       Alternative Minimum Tax
                COP       Certificates of Participation
                GO        General Obligations
                LOC       Letter of Credit
                RITES     Residual Interest Tax-Exempt Security
                SO        Special Obligations
                VRDN      Variable Rate Demand Notes

                                                                              37

                                 BlackRock Funds

                            STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2005

                                                                          Pennsylvania      New Jersey
                                             UltraShort     Tax-Free        Tax-Free         Tax-Free
                                             Municipal       Income          Income           Income
                                             Portfolio      Portfolio      Portfolio         Portfolio
                                             ----------    -----------    ------------    --------------
Investment income:
 Interest ................................    $ 934,986    $20,483,253    $ 35,835,630      $ 9,322,413
                                              ---------    -----------    ------------      ------------
Expenses:
 Investment advisory fee .................      195,478      2,114,853       3,373,547          912,954
 Administration fee ......................       36,924        359,525         556,032          155,202
 Administration fee - class specific .....       28,437        501,684         966,594          264,791
 Custodian fee ...........................        7,610         51,924          67,470           25,781
 Transfer agent fee ......................        6,040         59,132         101,832           41,186
 Transfer agent fee - class specific .....        3,737         62,942         121,470           32,871
 Shareholder servicing fees - class
  specific ...............................            5         47,677         141,217           91,402
 Distribution fees - class specific ......            2         66,651         169,907          114,581
 Legal and audit fees ....................       27,193         71,879         111,708           44,287
 Printing fees ...........................        4,867         57,939          79,338           21,653
 Registration fees .......................       42,938         51,254          20,811           15,798
 Trustees' fees ..........................        1,452         14,847          23,728            6,409
 Other ...................................        1,396         45,097          52,659           21,019
                                              ---------    -----------    ------------      ------------
   Total expenses ........................      356,079      3,505,404       5,786,313        1,747,934
                                              ---------    -----------    ------------      ------------
    Less investment advisory
     fees waived .........................     (172,253)      (937,506)       (444,733)        (176,862)
    Less administration fees waived -
     class specific ......................      (17,834)       (58,458)       (892,940)        (226,515)
    Less distribution fees waived -
     class specific ......................           (2)        (8,837)        (32,065)          (6,614)
    Less transfer agent fees waived.......       (1,112)        (4,988)         (9,692)          (3,360)
    Less custodian fees waived -
     class specific ......................         (801)        (2,819)         (3,816)          (1,339)
                                              ---------    -----------    ------------      ------------
   Net expenses ..........................      164,077      2,492,796       4,403,067        1,333,244
                                              ---------    -----------    ------------      ------------
Net investment income ....................      770,909     17,990,457      31,432,563        7,989,169
                                              ---------    -----------    ------------      ------------
Realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) from:
  Investment transactions ................      (26,601)     1,971,413       1,714,742          705,504
  Futures contracts ......................           --     (3,376,314)     (3,763,778)      (1,027,406)
                                              ---------    -----------    ------------      ------------
                                                (26,601)    (1,404,901)     (2,049,036)        (321,902)
                                              ---------    -----------    ------------      ------------
 Change in unrealized appreciation/
  depreciation from:
  Investments ............................      (40,862)    (3,796,578)    (14,671,547)      (2,731,779)
  Futures contracts ......................           --        529,042         944,039          263,370
                                              ---------    -----------    ------------      ------------
                                                (40,862)    (3,267,536)    (13,727,508)      (2,468,409)
                                              ---------    -----------    ------------      ------------
Net loss on investments ..................      (67,463)    (4,672,437)    (15,776,544)      (2,790,311)
                                              ---------    -----------    ------------      ------------
Net increase in net assets resulting from
 operations ..............................    $ 703,446    $13,318,020    $ 15,656,019      $ 5,198,858
                                              =========    ===========    ============      ===========

                                                 Ohio         Delaware       Kentucky
                                               Tax-Free       Tax-Free       Tax-Free
                                                Income         Income         Income
                                               Portfolio      Portfolio      Portfolio
                                             ------------   ------------   ------------
Investment income:
 Interest ................................   $ 6,275,269    $ 4,382,652    $ 4,581,771
                                             -----------    -----------    -----------
Expenses:
 Investment advisory fee .................       619,640        487,503        467,708
 Administration fee ......................       105,339         75,341         72,282
 Administration fee - class specific .....       179,608        128,548        123,305
 Custodian fee ...........................        17,963         15,666         13,616
 Transfer agent fee ......................        21,865         17,479         14,004
 Transfer agent fee - class specific .....        22,297         15,959         15,306
 Shareholder servicing fees - class
  specific ...............................        59,021         88,970         27,936
 Distribution fees - class specific ......       128,514        180,175         45,270
 Legal and audit fees ....................        33,839         34,919         31,432
 Printing fees ...........................        16,535         12,219          9,991
 Registration fees .......................        13,303         12,578         14,864
 Trustees' fees ..........................         4,321          3,136          3,012
 Other ...................................        18,919         13,958         12,364
                                             -----------    -----------    -----------
   Total expenses ........................     1,241,164      1,086,451        851,090
                                             -----------    -----------    -----------
    Less investment advisory
     fees waived .........................      (127,833)       (66,090)       (57,002)
    Less administration fees waived -
     class specific ......................      (146,100)       (76,329)      (107,327)
    Less distribution fees waived -
     class specific ......................        (6,628)       (13,851)        (5,667)
    Less transfer agent fees waived.......        (1,959)        (1,472)        (1,245)
    Less custodian fees waived -
     class specific ......................        (1,053)          (811)          (997)
                                             -----------    -----------    -----------
   Net expenses ..........................       957,591        927,898        678,852
                                             -----------    -----------    -----------
Net investment income ....................     5,317,678      3,454,754      3,902,919
                                             -----------    -----------    -----------
Realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) from:
  Investment transactions ................         2,678        158,990        725,565
  Futures contracts ......................      (625,139)      (432,035)      (526,131)
                                             -----------    -----------    -----------
                                                (622,461)      (273,045)       199,434
                                             -----------    -----------    -----------
 Change in unrealized appreciation/
  depreciation from:
  Investments ............................    (1,987,509)    (1,637,176)    (1,486,391)
  Futures contracts ......................       139,061        103,289        142,609
                                             -----------    -----------    -----------
                                              (1,848,448)    (1,533,887)    (1,343,782)
                                             -----------    -----------    -----------
Net loss on investments ..................    (2,470,909)    (1,806,932)    (1,144,348)
                                             -----------    -----------    -----------
Net increase in net assets resulting from
 operations ..............................   $ 2,846,769    $ 1,647,822    $ 2,758,571
                                             ===========    ===========    ===========

See accompanying notes to financial statements.

38

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                BlackRock Funds

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                       UltraShort
                                                                        Municipal                            Tax-Free
                                                                        Portfolio                        Income Portfolio
                                                            ----------------------------------- ------------------------------------
                                                                                  For the
                                                                For the     Period 03/03/04 /1/      For the           For the
                                                               Year Ended         Through           Year Ended        Year Ended
                                                                9/30/05           9/30/04            9/30/05           9/30/04
                                                            --------------- ------------------- ----------------- -----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................  $    770,909      $    228,525      $  17,990,457     $  18,245,677
  Net realized gain (loss) on investments, futures
   contracts ..............................................       (26,601)          (34,465)        (1,404,901)       (5,920,604)
  Net unrealized appreciation/depreciation on
   investments, futures contracts .........................       (40,862)          (66,342)        (3,267,536)          875,457
                                                             ------------      ------------      -------------     -------------
  Net increase in net assets resulting from operations.....       703,446           127,718         13,318,020        13,200,530
                                                             ------------      ------------      -------------     -------------
Distributions to shareholders from:
 Net investment income:
  BlackRock Class .........................................      (568,745)         (179,446)        (4,340,396)       (3,389,118)
  Institutional Class .....................................      (202,128)          (49,079)       (12,460,254)      (14,335,425)
  Service Class ...........................................            --                --            (96,764)         (117,019)
  Investor A Class ........................................           (36)               --           (341,312)         (315,503)
  Investor B Class ........................................            --                --           (163,810)         (210,750)
  Investor C Class ........................................            --                --            (76,008)         (107,913)
                                                             ------------      ------------      -------------     -------------
  Total distributions from net investment income ..........      (770,909)         (228,525)       (17,478,544)      (18,475,728)
                                                             ------------      ------------      -------------     -------------
Capital share transactions (Note E) .......................    (3,250,004)       46,304,112        (23,943,492)       77,137,177
                                                             ------------      ------------      -------------     -------------
  Total increase (decrease) in net assets .................    (3,317,467)       46,203,305        (28,104,016)       71,861,979
Net assets:
  Beginning of period .....................................    46,203,305                --        427,811,036       355,949,057
                                                             ------------      ------------      -------------     -------------
  End of period ...........................................  $ 42,885,838      $ 46,203,305      $ 399,707,020     $ 427,811,036
                                                             ============      ============      =============     =============
  End of period undistributed net investment
   income (distributions in excess of net investment
   income) ................................................  $         --      $         --      $     900,332     $     411,169

                                                                      Pennsylvania
                                                                        Tax-Free
                                                                     Income Portfolio
                                                             ----------------------------------
                                                                  For the           For the
                                                                 Year Ended        Year Ended
                                                                  9/30/05           9/30/04
                                                             ----------------- ----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................   $  31,432,563    $  35,471,728
  Net realized gain (loss) on investments, futures
   contracts ..............................................      (2,049,036)     (10,787,108)
  Net unrealized appreciation/depreciation on
   investments, futures contracts .........................     (13,727,508)      (4,661,640)
                                                              -------------    --------------
  Net increase in net assets resulting from operations.....      15,656,019       20,022,980
                                                              -------------    --------------
Distributions to shareholders from:
 Net investment income:
  BlackRock Class .........................................              --               --
  Institutional Class .....................................     (30,597,699)     (33,207,760)
  Service Class ...........................................        (240,170)        (265,934)
  Investor A Class ........................................      (1,460,868)      (1,523,244)
  Investor B Class ........................................        (633,056)        (805,047)
  Investor C Class ........................................         (68,761)         (74,099)
                                                              -------------    --------------
  Total distributions from net investment income ..........     (33,000,554)     (35,876,084)
                                                              -------------    --------------
Capital share transactions (Note E) .......................     (12,059,182)    (115,369,997)
                                                              -------------    --------------
  Total increase (decrease) in net assets .................     (29,403,717)    (131,223,101)
Net assets:
  Beginning of period .....................................     689,736,473      820,959,574
                                                              -------------    --------------
  End of period ...........................................   $ 660,332,756    $ 689,736,473
                                                              =============    ==============
  End of period undistributed net investment
   income (distributions in excess of net investment
   income) ................................................   $     188,150    $   1,789,206

----------
/1/ Commencement of operations.

See accompanying notes to financial statements

40

                          BlackRock Funds

                                                                    New Jersey Tax-Free                 Ohio Tax-Free
                                                                     Income Portfolio                 Income Portfolio
                                                               ----------------------------    ----------------------------
                                                                 For the         For the         For the         For the
                                                                Year Ended      Year Ended      Year Ended      Year Ended
                                                                 9/30/05         9/30/04         9/30/05         9/30/04
                                                               ------------    ------------    ------------    ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................    $  7,989,169    $  7,867,767    $  5,317,678    $  5,683,096
  Net realized gain (loss) on investments, futures
   contracts ..............................................        (321,902)       (886,203)       (622,461)       (969,457)
  Net unrealized appreciation/depreciation on
   investments, futures contracts .........................      (2,468,409)       (686,024)     (1,848,448)        598,508
                                                               ------------    ------------    ------------    ------------
  Net increase in net assets resulting from operations.....       5,198,858       6,295,540       2,846,769       5,312,147
                                                               ------------    ------------    ------------    ------------
Distributions to shareholders from:
 Net investment income:
  BlackRock Class .........................................              --              --              --              --
  Institutional Class .....................................      (6,311,762)     (6,863,373)     (4,763,333)     (4,470,836)
  Service Class ...........................................        (628,369)       (744,479)        (33,600)        (22,292)
  Investor A Class ........................................        (259,210)       (261,877)       (287,220)       (227,306)
  Investor B Class ........................................        (362,564)       (446,053)       (359,459)       (360,029)
  Investor C Class ........................................         (94,449)        (94,055)       (225,923)       (192,153)
                                                               ------------    ------------    ------------    ------------
  Total distributions from net investment income ..........      (7,656,354)     (8,409,837)     (5,669,535)     (5,272,616)
                                                               ------------    ------------    ------------    ------------
Capital share transactions (Note E) .......................     (13,800,815)     29,571,028      11,255,221      (3,878,630)
                                                               ------------    ------------    ------------    ------------
  Total increase (decrease) in net assets .................     (16,258,311)     27,456,731       8,432,455      (3,839,099)
Net assets:
  Beginning of period .....................................     188,986,277     161,529,546     118,164,270     122,003,369
                                                               ------------    ------------    ------------    ------------
  End of period ...........................................    $172,727,966    $188,986,277    $126,596,725    $118,164,270
                                                               ============    ============    ============    ============
  End of period undistributed net investment
   income (distributions in excess of net investment
   income) ................................................    $   (226,463)   $   (536,553)   $   (142,938)   $    258,189

                                                                      Delaware Tax-Free              Kentucky Tax-Free
                                                                      Income Portfolio               Income Portfolio
                                                               ----------------------------    -----------------------------
                                                                 For the         For the         For the         For the
                                                                Year Ended      Year Ended      Year Ended      Year Ended
                                                                 9/30/05         9/30/04         9/30/05         9/30/04
                                                               ------------    ------------    ------------    ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................    $  3,454,754    $  3,808,807    $  3,902,919    $  5,002,658
  Net realized gain (loss) on investments, futures
   contracts ..............................................        (273,045)       (679,225)        199,434        (351,331)
  Net unrealized appreciation/depreciation on
   investments, futures contracts .........................      (1,533,887)        (63,970)     (1,343,782)       (759,112)
                                                               ------------    ------------    ------------    ------------
  Net increase in net assets resulting from operations.....       1,647,822       3,065,612       2,758,571       3,892,215
                                                               ------------    ------------    ------------    ------------
Distributions to shareholders from:
 Net investment income:
  BlackRock Class .........................................              --              --              --              --
  Institutional Class .....................................      (2,228,062)     (2,658,162)     (2,743,762)     (4,386,451)
  Service Class ...........................................              --              --          (8,278)         (6,946)
  Investor A Class ........................................        (530,720)       (477,990)       (187,856)       (207,211)
  Investor B Class ........................................        (252,824)       (312,260)       (100,374)       (124,106)
  Investor C Class ........................................        (431,096)       (548,634)        (35,193)        (41,249)
                                                               ------------    ------------    ------------    ------------
  Total distributions from net investment income ..........      (3,442,702)     (3,997,046)     (3,075,463)     (4,765,963)
                                                               ------------    ------------    ------------    ------------
Capital share transactions (Note E) .......................      (6,637,756)      5,180,305      (6,928,937)    (34,434,107)
                                                               ------------    ------------    ------------    ------------
  Total increase (decrease) in net assets .................      (8,432,636)      4,248,871      (7,245,829)    (35,307,855)
Net assets:
  Beginning of period .....................................      90,452,231      86,203,360      89,574,529     124,882,384
                                                               ------------    ------------    ------------    ------------
  End of period ...........................................    $ 82,019,595    $ 90,452,231    $ 82,328,700    $ 89,574,529
                                                               ============    ============    ============    ============
  End of period undistributed net investment
   income (distributions in excess of net investment
   income) ................................................    $   (179,327)   $   (190,807)   $    577,813    $   (240,247)

                                                                              41

                                BlackRock Funds

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           Net                           Net gain                             Net
                                          asset                         (loss) on        Distributions       asset
                                          value           Net          investments          from net         value
                                        beginning     investment      (both realized       investment        end of
                                        of period       income       and unrealized)         income          period
                                       -----------   ------------   -----------------   ---------------   -----------
     ------------------------------
     UltraShort Municipal Portfolio
     ------------------------------
     BlackRock Class
     9/30/05                            $   9.95      $   0.18/7/        $  (0.02)         $  (0.18)        $   9.93
     3/03/04 /1/ through 9/30/04           10.00          0.07/7/           (0.05)            (0.07)            9.95
     Institutional Class
     9/30/05                            $   9.94      $   0.17/7/        $  (0.02)         $  (0.17)        $   9.92
     3/19/04 /1/ through 9/30/04           10.00          0.05/7/           (0.06)            (0.05)            9.94
     Service Class
     9/30/05                            $   9.94      $   0.26/7/        $  (0.14)         $     --/8/      $  10.06
     3/19/04 /1/ through 9/30/04           10.00          0.03/7/           (0.07)            (0.02)            9.94
     Investor A Class
     9/30/05                            $   9.98      $   0.17/7/        $  (0.05)         $  (0.01)        $  10.09
     3/19/04 /1/ through 9/30/04           10.00          0.07/7/           (0.07)            (0.02)            9.98
     -------------------------
     Tax-Free Income Portfolio
     -------------------------
     BlackRock Class
     9/30/05                            $  11.11      $   0.49/7/        $  (0.17)         $  (0.44)        $  10.99
     12/22/03 /1/ through 9/30/04          11.22          0.37/7/           (0.10)            (0.38)           11.11
     Institutional Class
     9/30/05                            $  11.11      $   0.47/7/        $  (0.12)         $  (0.46)        $  11.00
     9/30/04                               11.22          0.48/7/           (0.10)            (0.49)           11.11
     9/30/03 /10/                          11.38          0.54              (0.17)            (0.53)           11.22
     9/30/02 /10/                          11.38          0.57              (0.01)            (0.56)           11.38
     9/30/01 /10/                          10.92          0.57               0.48             (0.59)           11.38
     Service Class
     9/30/05                            $  11.10      $   0.44/7/        $  (0.12)         $  (0.43)        $  10.99
     9/30/04                               11.21          0.45/7/           (0.10)            (0.46)           11.10
     9/30/03 /10/                          11.38          0.49              (0.16)            (0.50)           11.21
     9/30/02 /10/                          11.38          0.55              (0.02)            (0.53)           11.38
     9/30/01 /10/                          10.92          0.54               0.47             (0.55)           11.38
     Investor A Class
     9/30/05                            $  11.12      $   0.44/7/        $  (0.13)         $  (0.43)        $  11.00
     9/30/04                               11.22          0.44/7/           (0.10)            (0.44)           11.12
     9/30/03 /10/                          11.38          0.48              (0.16)            (0.48)           11.22
     9/30/02 /10/                          11.38          0.52              (0.01)            (0.51)           11.38
     9/30/01 /10                           10.92          0.52               0.48             (0.54)           11.38
     Investor B Class
     9/30/05                            $  11.11      $   0.36/7/        $  (0.12)         $  (0.35)        $  11.00
     9/30/04                               11.22          0.36/7/           (0.11)            (0.36)           11.11
     9/30/03 /10/                          11.38          0.40              (0.16)            (0.40)           11.22
     9/30/02 /10/                          11.38          0.43              (0.01)            (0.42)           11.38
     9/30/01 /10/                          10.92          0.42               0.49             (0.45)           11.38
     Investor C Class
     9/30/05                            $  11.12      $   0.36/7/        $  (0.13)         $  (0.35)        $  11.00
     9/30/04                               11.21          0.35/7/           (0.08)            (0.36)           11.12
     9/30/03 /10/                          11.38          0.41              (0.18)            (0.40)           11.21
     9/30/02 /10/                          11.38          0.43              (0.01)            (0.42)           11.38
     9/30/01 /10/                          10.93          0.41               0.49             (0.45)           11.38

See accompanying notes to financial statements.

42

                                BlackRock Funds

                                                               Net                             Ratio of
                                                             assets      Ratio of net      total expenses to        Ratio of net
                                                             end of       expenses to     average net assets     investment income
                                             Total           period       average net         (excluding           to average net
                                             return           (000)         assets             waivers)                assets
                                        ----------------   ----------   --------------   --------------------   -------------------
     ------------------------------
     UltraShort Municipal Portfolio
     ------------------------------
     BlackRock Class
     9/30/05                                 1.64%          $ 32,439        0.35%               0.79%                  1.81%
     3/03/04 /1/ through 9/30/04             0.16             32,027        0.35/2/             0.92/2/                1.14/2/
     Institutional Class
     9/30/05                                 1.54%          $ 10,446        0.45%               0.91%                  1.68%
     3/19/04 /1/ through 9/30/04            (0.09)            14,176        0.45/2/             1.04/2/                0.96/2/
     Service Class
     9/30/05                                 1.23%          $     --/11/    0.68%               1.30%                  2.59%
     3/19/04 /1/ through 9/30/04            (0.34)                --        0.75/2/             1.33/2/                0.66/2/
     Investor A Class
     9/30/05                                 1.25%/3/       $      1        0.71%               1.24%                  1.74%
     3/19/04 /1/ through 9/30/04             0.04/3,9/            --        0.80/2/             1.38/2/                0.61/2/
     -------------------------
     Tax-Free Income Portfolio
     -------------------------
     BlackRock Class
     9/30/05                                 3.23%          $ 85,552        0.45%               0.71%                  4.39%
     12/22/03 /1/ through 9/30/04            2.46/9/         100,489        0.452               0.69/2/                4.34/2/
     Institutional Class
     9/30/05                                 3.17%          $295,737        0.60%               0.83%                  4.24%
     9/30/04                                 3.46            308,122        0.60                0.82                   4.34
     9/30/03 /10/                            3.40            334,685        0.60                0.83                   4.80
     9/30/02 /10/                            5.08            360,392        0.60                0.81                   5.10
     9/30/01 /10/                            9.81            351,551        0.60                0.81                   5.06
     Service Class
     9/30/05                                 2.91%          $  2,312        0.86%               1.08%                  3.99%
     9/30/04                                 3.16              2,702        0.86                1.08                   4.09
     9/30/03 /10/                            2.99              2,971        0.90                1.13                   4.46
     9/30/02 /10/                            4.77              3,103        0.90                1.11                   4.81
     9/30/01 /10/                            9.49              3,651        0.90                1.11                   4.77
     Investor A Class
     9/30/05                                 2.81%/3/       $  8,965        0.86%               1.18%                  3.99%
     9/30/04                                 3.10/3/           7,711        1.00                1.31                   3.95
     9/30/03 /10/                            2.91/3/           8,573        1.07                1.30                   4.31
     9/30/02 /10/                            4.59/3/           8,179        1.07                1.29                   4.62
     9/30/01 /10                             9.30/3/           7,309        1.07                1.28                   4.61
     Investor B Class
     9/30/05                                 2.14%/4/        $ 4,839        1.61%               1.84%                  3.24%
     9/30/04                                 2.24/4/           5,869        1.75                1.97                   3.21
     9/30/03 /10/                            2.14/4/           7,161        1.82                2.05                   3.57
     9/30/02 /10/                            3.81/4/           6,211        1.82                2.03                   3.87
     9/30/01 /10/                            8.49/4/           4,884        1.81                2.02                   3.82
     Investor C Class
     9/30/05                                2.05%/4/        $  2,303        1.62%               1.85%                  3.26%
     9/30/04                                2.33/4/            2,918        1.73                1.95                   3.17
     9/30/03 /10/                           2.05/4/            2,559        1.82                2.05                   3.59
     9/30/02 /10/                           3.81/4/            2,857        1.82                2.03                   3.89
     9/30/01 /10/                           8.39/4/            2,604        1.81                2.02                   3.80

                                               Ratio of net
                                             investment income
                                                to average
                                                net assets        Portfolio
                                                (excluding        turnover
                                                 waivers)           rate
                                            ------------------   -----------
     ------------------------------
     UltraShort Municipal Portfolio
     ------------------------------
     BlackRock Class
     9/30/05                                       1.37%             89%
     3/03/04 /1/ through 9/30/04                   0.57/2/           14
     Institutional Class
     9/30/05                                       1.22%             89%
     3/19/04 /1/ through 9/30/04                   0.37/2/           14
     Service Class
     9/30/05                                       1.97%             89%
     3/19/04 /1/ through 9/30/04                   0.08/2/           14
     Investor A Class
     9/30/05                                       1.21%             89%
     3/19/04 /1/ through 9/30/04                   0.03/2/           14
     -------------------------
     Tax-Free Income Portfolio
     -------------------------
     BlackRock Class
     9/30/05                                       4.13%             91%
     12/22/03 /1/ through 9/30/04                  4.10/2/           73
     Institutional Class
     9/30/05                                       4.01%             91%
     9/30/04                                       4.12              73
     9/30/03 /10/                                  4.57              76
     9/30/02 /10/                                  4.89              47
     9/30/01 /10/                                  4.85              38
     Service Class
     9/30/05                                       3.77%             91%
     9/30/04                                       3.87              73
     9/30/03 /10/                                  4.23              76
     9/30/02 /10/                                  4.60              47
     9/30/01 /10/                                  4.55              38
     Investor A Class
     9/30/05                                       3.67%             91%
     9/30/04                                       3.64              73
     9/30/03 /10/                                  4.08              76
     9/30/02 /10/                                  4.41              47
     9/30/01 /10                                   4.39              38
     Investor B Class
     9/30/05                                       3.01%             91%
     9/30/04                                       2.99              73
     9/30/03 /10/                                  3.34              76
     9/30/02 /10/                                  3.66              47
     9/30/01 /10/                                  3.60              38
     Investor C Class
     9/30/05                                       3.03%             91%
     9/30/04                                       2.96              73
     9/30/03 /10/                                  3.36              76
     9/30/02 /10/                                  3.68              47
     9/30/01 /10/                                  3.59              38
                                                                              43

                                BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Continued)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            Net                           Net gain                              Net
                                           asset                         (loss) on        Distributions        asset
                                           value           Net          investments          from net          value
                                         beginning     investment      (both realized       investment        end of
                                         of period       income       and unrealized)         income          period
                                        -------------------------------------------------------------------------------
--------------------------------------
Pennsylvania Tax-Free Income Portfolio
--------------------------------------
Institutional Class
9/30/05                                    $10.68        $0.50/7/          $(0.25)            $(0.52)          $10.41
9/30/04                                     10.90         0.51/7/           (0.21)             (0.52)           10.68
9/30/03 /10/                                11.06         0.53              (0.19)             (0.50)           10.90
9/30/02 /10/                                10.89         0.53               0.16              (0.52)           11.06
9/30/01 /10/                                10.56         0.55               0.34              (0.56)           10.89
Service Class
9/30/05                                    $10.67        $0.47/7/          $(0.25)            $(0.49)          $10.40
9/30/04                                     10.89         0.48/7/           (0.21)             (0.49)           10.67
9/30/03 /10/                                11.05         0.49              (0.18)             (0.47)           10.89
9/30/02 /10/                                10.88         0.50               0.16              (0.49)           11.05
9/30/01 /10/                                10.55         0.52               0.34              (0.53)           10.88
Investor A Class
9/30/05                                    $10.68        $0.46/7/          $(0.25)            $(0.48)          $10.41
9/30/04                                     10.89         0.46/7/           (0.20)             (0.47)           10.68
9/30/03 /10/                                11.06         0.48              (0.20)             (0.45)           10.89
9/30/02 /10/                                10.89         0.48               0.16              (0.47)           11.06
9/30/01 /10/                                10.56         0.49               0.35              (0.51)           10.89
Investor B Class
9/30/05                                    $10.61        $0.38/7/          $(0.25)            $(0.40)          $10.34
9/30/04                                     10.82         0.39/7/           (0.21)             (0.39)           10.61
9/30/03 /10/                                10.98         0.40              (0.19)             (0.37)           10.82
9/30/02 /10/                                10.81         0.40               0.16              (0.39)           10.98
9/30/01 /10/                                10.48         0.42               0.34              (0.43)           10.81
Investor C Class
9/30/05                                    $10.64        $0.38/7/          $(0.25)            $(0.40)          $10.37
9/30/04                                     10.85         0.39/7/           (0.21)             (0.39)           10.64
9/30/03 /10/                                11.01         0.39              (0.18)             (0.37)           10.85
9/30/02 /10/                                10.84         0.41               0.15              (0.39)           11.01
9/30/01 /10/                                10.51         0.41               0.35              (0.43)           10.84
------------------------------------
New Jersey Tax-Free Income Portfolio
------------------------------------
Institutional Class
9/30/05                                    $11.70        $0.53/7/          $(0.18)            $(0.51)          $11.54
9/30/04                                     11.80         0.53/7/           (0.06)             (0.57)           11.70
9/30/03 /10/                                12.10         0.62              (0.29)             (0.63)           11.80
9/30/02 /10/                                11.83         0.61               0.28              (0.62)           12.10
9/30/01 /10/                                11.31         0.60               0.52              (0.60)           11.83
Service Class
9/30/05                                    $11.70        $0.49/7/          $(0.18)            $(0.47)          $11.54
9/30/04                                     11.80         0.50/7/           (0.07)             (0.53)           11.70
9/30/03 /10/                                12.10         0.58              (0.29)             (0.59)           11.80
9/30/02 /10/                                11.83         0.58               0.28              (0.59)           12.10
9/30/01 /10/                                11.31         0.57               0.51              (0.56)           11.83

See accompanying notes to financial statements.

44

                                BlackRock Funds

                                                               Net                              Ratio of
                                                             assets       Ratio of net      total expenses to        Ratio of net
                                                             end of        expenses to     average net assets     investment income
                                            Total            period        average net         (excluding           to average net
                                            return            (000)          assets             waivers)                assets
                                        --------------------------------------------------------------------------------------------
--------------------------------------
Pennsylvania Tax-Free Income Portfolio
--------------------------------------
Institutional Class
9/30/05                                      2.41%          $610,550         0.60%                0.81%                  4.71%
9/30/04                                      2.82            628,714         0.60                 0.80                   4.76
9/30/03 /10/                                 3.16            752,199         0.60                 0.80                   4.80
9/30/02 /10/                                 6.53            890,070         0.60                 0.79                   4.90
9/30/01 /10/                                 8.65            903,225         0.60                 0.79                   5.10
Service Class
9/30/05                                      2.10%          $  4,727         0.90%                1.11%                  4.41%
9/30/04                                      2.51              5,733         0.90                 1.10                   4.48
9/30/03 /10/                                 2.86              6,118         0.90                 1.11                   4.51
9/30/02 /10/                                 6.22              6,005         0.90                 1.09                   4.62
9/30/01 /10/                                 8.33              6,911         0.90                 1.09                   4.81
Investor A Class
9/30/05                                      2.00%/3/       $ 29,875         1.00%                1.17%                  4.32%
9/30/04                                      2.44/3/          33,769         1.05                 1.29                   4.32
9/30/03 /10/                                 2.59/3/          35,874         1.08                 1.28                   4.34
9/30/02 /10/                                 6.04/3/          37,344         1.08                 1.27                   4.44
9/30/01 /10/                                 8.14/3/          39,306         1.07                 1.26                   4.62
Investor B Class
9/30/05                                      1.25%/4/       $ 13,408         1.76%                1.82%                  3.60%
9/30/04                                      1.69/4/          19,604         1.75                 1.89                   3.66
9/30/03 /10/                                 1.93/4/          24,795         1.82                 2.03                   3.63
9/30/02 /10/                                 5.28/4/          28,346         1.82                 2.02                   3.72
9/30/01 /10/                                 7.40/4/          26,062         1.82                 2.01                   3.90
Investor C Class
9/30/05                                      1.24%/4/       $  1,773         1.75%                1.82%                  3.59%
9/30/04                                      1.69/4/           1,916         1.80                 1.94                   3.60
9/30/03 /10/                                 1.92/4/           1,974         1.82                 2.03                   3.61
9/30/02 /10/                                 5.27/4/           1,615         1.81                 2.00                   3.69
9/30/01 /10/                                 7.38/4/             875         1.81                 2.00                   3.84
------------------------------------
New Jersey Tax-Free Income Portfolio
------------------------------------
Institutional Class
9/30/05                                      2.99%          $137,256         0.60%                0.84%                  4.51%
9/30/04                                      4.10            151,808         0.60                 0.83                   4.54
9/30/03 /10/                                 2.80            124,713         0.60                 0.83                   5.17
9/30/02 /10/                                 7.82            128,553         0.60                 0.82                   5.20
9/30/01 /10/                                10.07            129,635         0.60                 0.82                   5.12
Service Class
9/30/05                                      2.68%          $ 14,839         0.90%                1.09%                  4.21%
9/30/04                                      3.79             15,940         0.90                 1.11                   4.27
9/30/03 /10/                                 2.50             16,534         0.90                 1.13                   4.87
9/30/02 /10/                                 7.49             17,506         0.90                 1.12                   4.89
9/30/01 /10/                                 9.75             16,530         0.90                 1.12                   4.82

                                            Ratio of net
                                         investment income
                                            to average
                                            net assets        Portfolio
                                            (excluding        turnover
                                             waivers)           rate
                                        -------------------------------
--------------------------------------
Pennsylvania Tax-Free Income Portfolio
--------------------------------------
Institutional Class
9/30/05                                         4.50%            13%
9/30/04                                         4.56              2
9/30/03 /10/                                    4.60              3
9/30/02 /10/                                    4.71             22
9/30/01 /10/                                    4.91             13
Service Class
9/30/05                                         4.20%            13%
9/30/04                                         4.28              2
9/30/03 /10/                                    4.30              3
9/30/02 /10/                                    4.43             22
9/30/01 /10/                                    4.62             13
Investor A Class
9/30/05                                         4.15%            13%
9/30/04                                         4.09              2
9/30/03 /10/                                    4.13              3
9/30/02 /10/                                    4.25             22
9/30/01 /10/                                    4.43             13
Investor B Class
9/30/05                                         3.54%            13%
9/30/04                                         3.52              2
9/30/03 /10/                                    3.42              3
9/30/02 /10/                                    3.53             22
9/30/01 /10/                                    3.72             13
Investor C Class
9/30/05                                         3.52%            13%
9/30/04                                         3.46              2
9/30/03 /10/                                    3.40              3
9/30/02 /10/                                    3.50             22
9/30/01 /10/                                    3.66             13
------------------------------------
New Jersey Tax-Free Income Portfolio
------------------------------------
Institutional Class
9/30/05                                         4.27%            17%
9/30/04                                         4.31             15
9/30/03 /10/                                    4.94             22
9/30/02 /10/                                    4.98             14
9/30/01 /10/                                    4.90             28
Service Class
9/30/05                                         4.02%            17%
9/30/04                                         4.06             15
9/30/03 /10/                                    4.64             22
9/30/02 /10/                                    4.67             14
9/30/01 /10/                                    4.60             28

                                                                              45

                                BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Continued)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                   Net                           Net gain                              Net
                                  asset                         (loss) on        Distributions        asset
                                  value           Net          investments          from net          value
                                beginning     investment      (both realized       investment        end of
                                of period       income       and unrealized)         income          period
                               -------------------------------------------------------------------------------
-----------------------------------------------
New Jersey Tax-Free Income Portfolio (Continued)
-----------------------------------------------
Investor A Class
9/30/05                          $11.70        $0.48/7/           $(0.18)           $(0.46)          $11.54
9/30/04                           11.80         0.48/7/            (0.06)            (0.52)           11.70
9/30/03 /10/                      12.10         0.56               (0.29)            (0.57)           11.80
9/30/02 /10/                      11.83         0.55                0.29             (0.57)           12.10
9/30/01 /10/                      11.31         0.53                0.53             (0.54)           11.83
Investor B Class
9/30/05                          $11.70        $0.39/7/           $(0.18)           $(0.37)          $11.54
9/30/04                           11.80         0.39/7/            (0.06)            (0.43)           11.70
9/30/03 /10/                      12.10         0.47               (0.29)            (0.48)           11.80
9/30/02 /10/                      11.83         0.46                0.29             (0.48)           12.10
9/30/01 /10/                      11.31         0.43                0.54             (0.45)           11.83
Investor C Class
9/30/05                          $11.72        $0.40/7/           $(0.19)           $(0.37)          $11.56
9/30/04                           11.82         0.39/7/            (0.06)            (0.43)           11.72
9/30/03 /10/                      12.13         0.46               (0.29)            (0.48)           11.82
9/30/02 /5,10/                    11.85         0.45                0.31             (0.48)           12.13
2/6/01 /5,10/ through 9/30/01     11.70         0.29                0.15             (0.29)           11.85
------------------------------
Ohio Tax-Free Income Portfolio
------------------------------
Institutional Class
9/30/05                          $10.88        $0.48/7/           $(0.21)           $(0.51)          $10.64
9/30/04                           10.87         0.54/7/            (0.03)            (0.50)           10.88
9/30/03 /10/                      11.09         0.52               (0.22)            (0.52)           10.87
9/30/02 /10/                      10.80         0.52                0.35             (0.58)           11.09
9/30/01 /10/                      10.22         0.57                0.57             (0.56)           10.80
Service Class
9/30/05                          $10.89        $0.45/7/           $(0.21)           $(0.48)          $10.65
9/30/04                           10.87         0.51/7/            (0.02)            (0.47)           10.89
9/30/03 /10/                      11.09         0.52               (0.26)            (0.48)           10.87
9/30/02 /10/                      10.80         0.48                0.36             (0.55)           11.09
9/30/01 /10/                      10.22         0.54                0.57             (0.53)           10.80
Investor A Class
9/30/05                          $10.88        $0.44/7/           $(0.21)           $(0.47)          $10.64
9/30/04                           10.87         0.49/7/            (0.03)            (0.45)           10.88
9/30/03 /10/                      11.09         0.46               (0.21)            (0.47)           10.87
9/30/02 /10/                      10.80         0.46                0.36             (0.53)           11.09
9/30/01 /10/                      10.22         0.52                0.57             (0.51)           10.80
Investor B Class
9/30/05                          $10.88        $0.36/7/           $(0.21)           $(0.39)          $10.64
9/30/04                           10.87         0.41/7/            (0.03)            (0.37)           10.88
9/30/03 /10/                      11.09         0.39               (0.23)            (0.38)           10.87
9/30/02 /10/                      10.80         0.39                0.35             (0.45)           11.09
9/30/01 /10/                      10.22         0.42                0.59             (0.43)           10.80
Investor C Class
9/30/05                          $10.89        $0.36/7/        $   (0.21)           $(0.39)          $10.65
9/30/04                           10.87         0.41/7/            (0.02)            (0.37)           10.89
9/30/03 /10/                      11.09         0.40               (0.24)            (0.38)           10.87
9/30/02 /10/                      10.80         0.39                0.35             (0.45)           11.09
9/30/01                           10.22         0.41                0.60             (0.43)           10.80

See accompanying notes to financial statements.

46

                                BlackRock Funds

                                                      Net                              Ratio of
                                                    assets       Ratio of net      total expenses to        Ratio of net
                                                    end of        expenses to     average net assets     investment income
                                   Total            period        average net         (excluding           to average net
                                   return            (000)          assets             waivers)                assets
                               -----------------------------------------------------------------------------------------------
-----------------------------------------------
New Jersey Tax-Free Income Portfolio (Continued)
-----------------------------------------------
Investor A Class
9/30/05                             2.58%/3/        $  7,729          0.99%               1.19%                 4.11%
9/30/04                             3.63/3/            6,193          1.05                1.31                  4.12
9/30/03 /10/                        2.32/3/            5,995          1.08                1.30                  4.70
9/30/02 /10/                        7.31/3/            5,812          1.07                1.29                  4.66
9/30/01 /10/                        9.56/3/            3,207          1.07                1.29                  4.64
Investor B Class
9/30/05                             1.81%/4/        $ 10,891          1.75%               1.85%                 3.36%
9/30/04                             2.85/4/           11,696          1.80                1.97                  3.37
9/30/03 /10/                        1.55/4/           12,411          1.82                2.04                  3.93
9/30/02 /10/                        6.52/4/            9,066          1.81                2.03                  3.92
9/30/01 /10/                        8.75/4/            5,707          1.79                2.01                  3.85
Investor C Class
9/30/05                             1.81%/4/        $  2,013          1.76%               1.86%                 3.37%
9/30/04                             2.85/4/            3,350          1.78                1.94                  3.31
9/30/03 /10/                        1.47/4/            1,877          1.82                2.04                  3.91
9/30/02 /5,10/                      6.59/4/            1,106          1.80                2.01                  3.75
2/6/01 /5,10/ through 9/30/01       3.80/4,9/          157            1.78/2/             2.00/2/               3.82/2/
------------------------------
Ohio Tax-Free Income Portfolio
------------------------------
Institutional Class
9/30/05                             2.55%           $100,501          0.60%               0.85%                 4.47%
9/30/04                             4.82              96,730          0.60                0.84                  4.97
9/30/03 /10/                        2.79              97,589          0.60                0.83                  4.78
9/30/02 /10/                        8.40              96,974          0.60                0.81                  4.93
9/30/01 /10/                       11.41              92,047          0.60                0.84                  5.42
Service Class
9/30/05                             2.24%           $    736          0.90%               1.10%                 4.16%
9/30/04                             4.60                 700          0.81                1.02                  4.74
9/30/03 /10/                        2.48                 727          0.90                1.12                  4.58
9/30/02 /10/                        8.08                 205          0.90                1.12                  4.59
9/30/01 /10/                       11.08                  40          0.89                1.13                  5.13
Investor A Class
9/30/05                             2.14%/3/        $  8,873          0.99%               1.20%                 4.05%
9/30/04                             4.34/3/            5,043          1.07                1.34                  4.56
9/30/03 /10/                        2.31/3/            7,494          1.08                1.31                  4.32
9/30/02 /10/                        7.90/3/           15,587          1.06                1.28                  4.37
9/30/01 /10/                       10.89/3/            3,674          1.07                1.31                  4.97
Investor B Class
9/30/05                             1.38%/4/        $  9,424          1.75%               1.85%                 3.32%
9/30/04                             3.57/4/           10,280          1.79                1.97                  3.78
9/30/03 /10/                        1.54/4/           10,453          1.82                2.05                  3.55
9/30/02 /10/                        7.10/4/            8,740          1.81                2.03                  3.65
9/30/01 /10/                       10.08/4/            4,277          1.80                2.04                  4.20
Investor C Class
9/30/05                             1.38%/4/        $  7,063          1.74%               1.84%                 3.30%
9/30/04                             3.66/4/            5,411          1.77                1.95                  3.80
9/30/03 /10/                        1.54/4/            5,740          1.82                2.05                  3.55
9/30/02 /10/                        7.09/4/            3,632          1.80                2.01                  3.60
9/30/01                            10.08/4/            1,496          1.80                2.04                  4.05

                                  Ratio of net
                                investment income
                                   to average
                                   net assets        Portfolio
                                   (excluding        turnover
                                    waivers)           rate
                               ---------------------------------
-----------------------------------------------
New Jersey Tax-Free Income Portfolio (Continued)
-----------------------------------------------
Investor A Class
9/30/05                                3.91%              17%
9/30/04                                3.86               15
9/30/03 /10/                           4.48               22
9/30/02 /10/                           4.44               14
9/30/01 /10/                           4.42               28
Investor B Class
9/30/05                                3.26%              17%
9/30/04                                3.20               15
9/30/03 /10/                           3.71               22
9/30/02 /10/                           3.71               14
9/30/01 /10/                           3.64               28
Investor C Class
9/30/05                                3.27%              17%
9/30/04                                3.15               15
9/30/03 /10/                           3.69               22
9/30/02 /5,10/                         3.54               14
2/6/01 /5,10/ through 9/30/01          3.62/2/            28
------------------------------
Ohio Tax-Free Income Portfolio
------------------------------
Institutional Class
9/30/05                                4.22%              10%
9/30/04                                4.73                6
9/30/03 /10/                           4.55               18
9/30/02 /10/                           4.71               28
9/30/01 /10/                           5.18               19
Service Class
9/30/05                                3.96%              10%
9/30/04                                4.52                6
9/30/03 /10/                           4.36               18
9/30/02 /10/                           4.37               28
9/30/01 /10/                           4.89               19
Investor A Class
9/30/05                                3.84%             10%
9/30/04                                4.29                6
9/30/03 /10/                           4.09               18
9/30/02 /10/                           4.16               28
9/30/01 /10/                           4.73               19
Investor B Class
9/30/05                                3.22%             10%
9/30/04                                3.60                6
9/30/03 /10/                           3.32               18
9/30/02 /10/                           3.44               28
9/30/01 /10/                           3.97               19
Investor C Class
9/30/05                                3.20%             10%
9/30/04                                3.62                6
9/30/03 /10/                           3.32               18
9/30/02 /10/                           3.39               28
9/30/01                                3.82               19

                                                                              47

                                BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Continued)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                   Net                           Net gain                              Net
                                  asset                         (loss) on        Distributions        asset
                                  value           Net          investments          from net          value
                                beginning     investment      (both realized       investment        end of
                                of period       income       and unrealized)         income          period
                               -------------------------------------------------------------------------------
----------------------------------
Delaware Tax-Free Income Portfolio
----------------------------------
Institutional Class
9/30/05                          $10.13        $0.43/7/         $(0.21)            $(0.43)           $ 9.92
9/30/04                           10.23         0.47/7/          (0.08)             (0.49)            10.13
9/30/03 /10/                      10.54         0.52             (0.27)             (0.56)            10.23
9/30/02 /10/                      10.20         0.55              0.31              (0.52)            10.54
9/30/01 /10/                       9.68         0.50              0.46              (0.44)            10.20
Service Class
10/1/01 /10/ through 5/2/02      $10.20        $0.29/7/         $(0.09)            $(0.28)           $10.12
9/30/01 /10/                       9.68         0.48              0.45              (0.41)            10.20
Investor A Class
9/30/05                          $10.13        $0.39/7/         $(0.20)            $(0.39)           $ 9.93
9/30/04                           10.24         0.42/7/          (0.09)             (0.44)            10.13
9/30/03 /10/                      10.54         0.45             (0.24)             (0.51)            10.24
9/30/02 /10/                      10.20         0.49              0.32              (0.47)            10.54
9/30/01 /10/                       9.68         0.45              0.47              (0.40)            10.20
Investor B Class
9/30/05                          $10.14        $0.31/7/         $(0.21)            $(0.31)           $ 9.93
9/30/04                           10.24         0.35/7/          (0.08)             (0.37)            10.14
9/30/03 /10/                      10.54         0.37             (0.23)             (0.44)            10.24
9/30/02 /10/                      10.20         0.42              0.32              (0.40)            10.54
9/30/01 /10/                       9.68         0.37              0.47              (0.32)            10.20
Investor C Class
9/30/05                          $10.13        $0.31/7/         $(0.20)            $(0.31)           $ 9.93
9/30/04                           10.24         0.35/7/          (0.09)             (0.37)            10.13
9/30/03 /10/                      10.54         0.37             (0.23)             (0.44)            10.24
9/30/02 /10/                      10.20         0.38              0.36              (0.40)            10.54
9/30/01 /10/                       9.68         0.36              0.48              (0.32)            10.20

See accompanying notes to financial statements.

48

                                BlackRock Funds

                                                   Net                              Ratio of
                                                 assets       Ratio of net      total expenses to        Ratio of net
                                                 end of        expenses to     average net assets     investment income
                                   Total         period        average net         (excluding           to average net
                                   return         (000)          assets             waivers)                assets
                               ----------------------------------------------------------------------------------------------
----------------------------------
Delaware Tax-Free Income Portfolio
----------------------------------
Institutional Class
9/30/05                             2.16%        $46,782          0.70%               0.92%                 4.24%
9/30/04                             3.92          54,451          0.70                0.89                  4.61
9/30/03 /10/                        2.53          54,512          0.70                0.90                  5.06
9/30/02 /10/                        8.75          71,516          0.70                0.89                  5.40
9/30/01 /10/                       10.16          79,535          0.70                0.90                  4.99
Service Class
10/1/01 /10/ through 5/2/02         1.95%/9/     $    --/6/       1.00%/2/            1.17%/2/              5.32%/2/
9/30/01 /10/                        9.83              --          0.87                1.02                  4.83
Investor A Class
9/30/05                             1.85%/3/     $14,421          1.09%               1.26%                 3.86%
9/30/04                             3.35/3/       12,895          1.14                1.40                  4.16
9/30/03 /10/                        2.15/3/        8,634          1.17                1.36                  4.48
9/30/02 /10/                        8.25/3/        5,106          1.18                1.36                  4.90
9/30/01 /10/                        9.65/3/        4,304          1.17                1.37                  4.53
Investor B Class
9/30/05                             0.99%/4/     $ 7,524          1.84%               1.92%                 3.10%
9/30/04                             2.68/4/        8,606          1.89                2.02                  3.42
9/30/03 /10/                        1.38/4/        8,528          1.92                2.09                  3.70
9/30/02 /10/                        7.45/4/        3,130          1.92                2.11                  4.14
9/30/01 /10/                        8.84/4/        2,505          1.91                2.11                  3.79
Investor C Class
9/30/05                             1.10%/4/     $13,293          1.85%               1.92%                 3.11%
9/30/04                             2.58/4/       14,500          1.89                2.02                  3.43
9/30/03 /10/                        1.38/4/       14,529          1.91                2.08                  3.56
9/30/02 /10/                        7.45/4/        3,149          1.90                2.09                  3.96
9/30/01 /10/                        8.84/4/          638          1.92                2.12                  3.78

                                   Ratio of net
                                 investment income
                                    to average
                                    net assets        Portfolio
                                    (excluding        turnover
                                     waivers)           rate
                               ---------------------------------
-------------------------------
Delaware Tax-Free Income Portfo
-------------------------------
Institutional Class
9/30/05                             4.02%                10%
9/30/04                             4.42                  3
9/30/03 /10/                        4.86                 34
9/30/02 /10/                        5.22                 17
9/30/01 /10/                        4.79                 14
Service Class
10/1/01 /10/ through 5/2/02         5.14%/2/             17%
9/30/01 /10/                        4.68                 14
Investor A Class
9/30/05                             3.69%                10%
9/30/04                             3.90                  3
9/30/03 /10/                        4.30                 34
9/30/02 /10/                        4.71                 17
9/30/01 /10/                        4.34                 14
Investor B Class
9/30/05                             3.02%                10%
9/30/04                             3.29                  3
9/30/03 /10/                        3.52                 34
9/30/02 /10/                        3.96                 17
9/30/01 /10/                        3.60                 14
Investor C Class
9/30/05                             3.04%                10%
9/30/04                             3.30                  3
9/30/03 /10/                        3.40                 34
9/30/02 /10/                        3.77                 17
9/30/01 /10/                        3.59                 14

                                                                              49

                                BlackRock Funds

                        FINANCIAL HIGHLIGHTS (Concluded)
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                           Net                           Net gain                              Net
                          asset                         (loss) on        Distributions        asset
                          value           Net          investments          from net          value
                        beginning     investment      (both realized       investment        end of
                        of period       income       and unrealized)         income          period
------------------------------------------------------------------------------------------------------
----------------------------------
Kentucky Tax-Free Income Portfolio
----------------------------------
Institutional Class
9/30/05                  $ 9.73         $0.46/7/           $(0.14)           $(0.36)         $ 9.69
9/30/04                    9.77          0.45/7/            (0.07)            (0.42)           9.73
9/30/03 /10/               9.99          0.48               (0.20)            (0.50)           9.77
9/30/02 /10/               9.94          0.49                0.07             (0.51)           9.99
9/30/01 /10/               9.60          0.50                0.34             (0.50)           9.94
Service Class
9/30/05                  $ 9.74         $0.43/7/           $(0.14)           $(0.33)         $ 9.70
9/30/04                    9.78          0.43/7/            (0.08)            (0.39)           9.74
9/30/03 /10/               9.99          0.45               (0.19)            (0.47)           9.78
9/30/02 /10/               9.95          0.46                0.06             (0.48)           9.99
9/30/01 /10/               9.60          0.47                0.35             (0.47)           9.95
Investor A Class
9/30/05                  $ 9.73         $0.42/7/           $(0.14)           $(0.32)         $ 9.69
9/30/04                    9.77          0.41/7/            (0.07)            (0.38)           9.73
9/30/03 /10/               9.99          0.44               (0.20)            (0.46)           9.77
9/30/02 /10/               9.94          0.44                0.07             (0.46)           9.99
9/30/01 /10/               9.60          0.45                0.34             (0.45)           9.94
Investor B Class
9/30/05                  $ 9.73         $0.35/7/           $(0.14)           $(0.25)         $ 9.69
9/30/04                    9.77          0.33/7/            (0.07)            (0.30)           9.73
9/30/03 /10/               9.99          0.36               (0.20)            (0.38)           9.77
9/30/02 /10/               9.94          0.37                0.07             (0.39)           9.99
9/30/01 /10/               9.60          0.37                0.35             (0.38)           9.94
Investor C Class
9/30/05                  $ 9.76         $0.35/7/           $(0.15)           $(0.25)         $ 9.71
9/30/04                    9.79          0.33/7/            (0.06)            (0.30)           9.76
9/30/03 /10/              10.02          0.36               (0.21)            (0.38)           9.79
9/30/02 /10/               9.97          0.37                0.07             (0.39)          10.02
9/30/01 /10/               9.62          0.37                0.36             (0.38)           9.97

/1/ Commencement of operations of share class.
/2/ Annualized.
/3/ Sales load not reflected in total return.
/4/ Contingent deferred sales load not reflected in total return.
/5/ There were no Investor C shares outstanding as of September 30, 2000.
/6/ There were no Service shares outstanding as of September 30, 2002.

See accompanying notes to financial statements.

50

                                BlackRock Funds

                                               Net                              Ratio of
                                             assets       Ratio of net      total expenses to        Ratio of net
                                             end of        expenses to     average net assets     investment income
                            Total            period        average net         (excluding           to average net
                            return            (000)          assets             waivers)                assets
                        ---------------------------------------------------------------------------------------------
----------------------------------
Kentucky Tax-Free Income Portfolio
----------------------------------
Institutional Class
9/30/05                      3.35%         $ 71,188          0.70%              0.91%                  4.69%
9/30/04                      4.01            78,549          0.70               0.89                   4.61
9/30/03 /10/                 2.95           115,104          0.70               0.88                   4.94
9/30/02 /10/                 5.82           135,938          0.70               0.87                   4.99
9/30/01 /10/                 8.91           146,620          0.70               0.86                   5.09
Service Class
9/30/05                      3.04%         $    248          1.00%              1.17%                  4.38%
9/30/04                      3.69               247          1.00               1.17                   4.40
9/30/03 /10/                 2.74               103          1.00               1.18                   4.57
9/30/02 /10/                 5.40                92          1.00               1.17                   4.69
9/30/01 /10/                 8.69                91          1.00               1.16                   4.79
Investor A Class
9/30/05                      2.95%/3/      $  6,377          1.09%              1.26%                  4.28%
9/30/04                      3.53/3/          5,482          1.15               1.36                   4.19
9/30/03 /10/                 2.46/3/          4,701          1.17               1.35                   4.42
9/30/02 /10/                 5.33/3/          3,612          1.18               1.35                   4.52
9/30/01 /10/                 8.40/3/          3,214          1.17               1.33                   4.64
Investor B Class
9/30/05                      2.18%/4/      $  3,578          1.85%              1.92%                  3.55%
9/30/04                      2.76/4/          3,897          1.89               2.02                   3.44
9/30/03 /10/                 1.70/4/          3,795          1.92               2.09                   3.64
9/30/02 /10/                 4.55/4/          2,311          1.91               2.08                   3.71
9/30/01 /10/                 7.60/4/            978          1.89               2.05                   3.79
Investor C Class
9/30/05                      2.07%/4/      $    938          1.86%              1.92%                  3.55%
9/30/04                      2.86/4/          1,399          1.88               2.00                   3.43
9/30/03 /10/                 1.59/4/          1,179          1.92               2.10                   3.69
9/30/02 /10/                 4.53/4/          1,036          1.90               2.08                   3.61
9/30/01 /10/                 7.69/4/            236          1.91               2.07                   3.75

                             Ratio of net
                           investment income
                              to average
                              net assets        Portfolio
                              (excluding        turnover
                               waivers)           rate
                        -----------------------------------
------------------------
Kentucky Tax-Free Income
------------------------
Institutional Class
9/30/05                         4.48%              4%
9/30/04                         4.42               8
9/30/03 /10/                    4.76              37
9/30/02 /10/                    4.81              12
9/30/01 /10/                    4.93              32
Service Class
9/30/05                         4.21%              4%
9/30/04                         4.22               8
9/30/03 /10/                    4.39              37
9/30/02 /10/                    4.52              12
9/30/01 /10/                    4.63              32
Investor A Class
9/30/05                         4.11%              4%
9/30/04                         3.97               8
9/30/03 /10/                    4.24              37
9/30/02 /10/                    4.35              12
9/30/01 /10/                    4.47              32
Investor B Class
9/30/05                         3.48%              4%
9/30/04                         3.31               8
9/30/03 /10/                    3.46              37
9/30/02 /10/                    3.54              12
9/30/01 /10/                    3.62              32
Investor C Class
9/30/05                         3.49%              4%
9/30/04                         3.31               8
9/30/03 /10/                    3.50              37
9/30/02 /10/                    3.44              12
9/30/01 /10/                    3.57              32

/7/  Calculated using the average shares outstanding method.
/8/  Less than $(.01) per share.
/9/  Not Annualized.
/10/ Audited by other auditors.
/11/ Less than $1,000.

                                                                              51

                                BlackRock Funds

                        NOTES TO FINANCIAL STATEMENTS

(A)  Organization

     BlackRock Funds(SM) (the "Fund") was organized on December 22, 1988, as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 50 registered portfolios, seven of which are included in these financial statements (the "Portfolios"). Each Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001. Each portfolio of the
Fund may offer as many as seven classes of shares. Shares of all classes of a
Portfolio represent equal pro rata interests in such Portfolio, except that each class bears different expenses which reflect the difference in the range of services provided to them, mostly due to differences in distribution and service fees. As of September 30, 2005, no Hilliard Lyons Shares were outstanding.

     Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.
However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Investment Valuation -- Valuation of investments held by each Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the Board of Trustees
(the "Board"); an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m.
(Eastern time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the
Board determines that such method does not represent fair value. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of, or in accordance with a method approved by the Board as reflecting fair value ("Fair
Value Assets"). The investment adviser and/or sub-adviser will submit its recommendations regarding the valuation and/or valuation methodologies for Fair
Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board.

     When determining the price for a Fair Value Asset, the investment adviser and/or sub-adviser shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the advisor and/or subadvisor deems relevant.

     Dividends to Shareholders -- Dividends from net investment income are declared by each Portfolio each day on "settled" shares (i.e. shares for which the particular Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of each Portfolio's net investment income will be declared as dividends. The amount of the daily dividend for each
Portfolio will be based on periodic projections of its net investment income.
Net realized capital gains, if any, are distributed at least annually.

     Swap Agreements -- The Portfolios may invest in swap agreements for the purpose of hedging against changes in interest rates. Swap agreements involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the
Statements of Operations. Net payments of interest are recorded as interest income or expense. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the
Statements of Net Assets. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreement may default on its obligation to perform and that there may be unfavorable change in the fluctuation of interest and/or exchange rates. There were no swap agreements held by the Portfolios for the year ending September 30, 2005.

52

                                BlackRock Funds

     As a result of changes in GAAP, the Portfolio's have previously reclassified periodic payments made under interest rate swap agreements, previously included within interest income or expense, as a component of realized gain (loss) in the Statement of Operations. For consistency, similar reclassifications have been made to amounts appearing in the per share amounts in prior years financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification had no effect on the Portfolio's net asset value, either in total or per share, or their total increase (decrease) in net assets from operations during any period. The effects of these reclassifications in the financial highlights are as follows:

                                                                 Tax-Free Income
                                         ---------------------------------------------------------------
                                          Institutional   Service   Investor A   Investor B   Investor C
                                         --------------- --------- ------------ ------------ -----------
Net Investment Income Ratio
  9/30/2002 ...........................       0.08%         0.07%       0.07%        0.07%      0.07%
Net Investment Income per Share
  9/30/2002 ...........................      $0.00         $0.01       $0.00        $0.00      $0.00

                                                          Pennsylvania Tax-Free Income
                                         ---------------------------------------------------------------
                                          Institutional   Service   Investor A   Investor B   Investor C
                                         --------------- --------- ------------ ------------ -----------
Net Investment Income Ratio
  9/30/2002 ...........................       0.06%         0.06%       0.06%        0.07%      0.07%
Net Investment Income per Share
  9/30/2002 ...........................      $0.00         $0.00       $0.00        $0.00      $0.01

                                                           New Jersey Tax-Free Income
                                         ---------------------------------------------------------------
                                          Institutional   Service   Investor A   Investor B   Investor C
                                         --------------- --------- ------------ ------------ -----------
Net Investment Income Ratio
  9/30/2002 ...........................       0.06%         0.05%       0.05%        0.05%      0.05%
Net Investment Income per Share
  9/30/2002 ...........................      $0.01         $0.01       $0.01        $0.01      $0.01

                                                              Ohio Tax-Free Income
                                         ---------------------------------------------------------------
                                          Institutional   Service   Investor A   Investor B   Investor C
                                         --------------- --------- ------------ ------------ -----------
Net Investment Income Ratio
  9/30/2002 ...........................       0.04%         0.05%       0.05%        0.05%      0.05%
Net Investment Income per Share
  9/30/2002 ...........................      $0.00         $0.01       $0.00        $0.01      $0.01

                                                            Delaware Tax-Free Income
                                         ---------------------------------------------------------------
                                          Institutional   Service   Investor A   Investor B   Investor C
                                         --------------- --------- ------------ ------------ -----------
Net Investment Income Ratio
  9/30/2002 ...........................       0.06%         0.06%       0.05%        0.06%      0.05%
Net Investment Income per Share
  9/30/2002 ...........................      $0.00         $0.00       $0.01        $0.01      $0.00

                                                            Kentucky Tax-Free Income
                                         ---------------------------------------------------------------
                                          Institutional   Service   Investor A   Investor B   Investor C
                                         --------------- --------- ------------ ------------ -----------
Net Investment Income Ratio
  9/30/2002 ...........................       0.05%         0.06%       0.06%        0.06%      0.06%
Net Investment Income per Share
  9/30/2002 ...........................      $0.00         $0.00       $0.00        $0.01      $0.01

                                                                              53

                                BlackRock Funds

                  NOTES TO FINANCIAL STATEMENTS (Continued)

     Investment Transactions and Investment Income -- Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss is determined by use of the specific identification method, generally first-in first-out, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis.
Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

     Futures Transactions -- The Portfolios may invest in financial futures contracts for the purpose of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing market interest rates or for leverage.
Upon entering into a futures contract, a Portfolio is required to deposit cash or pledge securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts.
Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the market, resulting in an inability to liquidate a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction. There were no futures held by the Portfolios at September 30, 2005.

     Tender Option Bonds -- A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the primary or secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Portfolios, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The creation of tender option bond trusts fulfills two objectives which municipal securities are deposited into the trusts: (i) the creation of the P-floats, the terms of which mimic, in certain respects, the variable rate demand securities issued in the primary municipal securities market, and (ii) the creation of a residual interest, which establishes an economically leveraged position in the municipal securities. Tender option bonds may be considered to be derivatives.
Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used.

     Option Writing/Purchasing -- The Portfolios may write or purchase financial options contracts for the purpose of hedging or earning additional income, which may be deemed speculative. When the Portfolios write or purchase an option, an amount equal to the premium received or paid by the Portfolios is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the
Portfolios on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Portfolios have realized a gain or a loss on investment transactions. The Portfolios, as writers of options, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of unfavorable change in the price of the security underlying the written options. There were no options held by the
Portfolios at September 30, 2005.

     Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America
("generally accepted accounting principles") requires the use of management estimates.  Actual results could differ from these estimates.

     Transfers In-Kind -- For the period ended September 30, 2004, certain shareholders of the UltraShort Municipal Portfolio and the Tax-Free Income
Portfolio transferred cash and securities with a value of $26,907,505 and
$93,607,559, respectively, in exchange for Portfolio shares. The securities contributed were subject to a taxable event prior to the in-kind transfers to the Portfolios and had the same market value and cost basis as of the date of transfer. Accordingly, for purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the
Portfolios were equal to the market value of such securities on their date of contribution to the Portfolios resulting in no difference between book cost and tax cost. There were no securities transferred in-kind to the Portfolios during the year ended September 30, 2005.

54

                                BlackRock Funds

     Other -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets. Class-specific expenses are borne by that class. Differences in net expense ratios between classes of a
Portfolio are due to class-specific expenses, waivers and accrual adjustments.
Income, other expenses and realized and unrealized gains and losses of a
Portfolio are allocated to the respective class on the basis of the relative net assets each day.

     The following table provides a list of the Portfolios included in this report along with a summary of their respective class-specific fee arrangements as provided under the Fund's Amended and Restated Distribution and Service Plan
(the "Plan"). Fees are expressed as a percentage of average daily net asset values of the respective classes.

                                    Class-Specific Fee Arrangements

           Portfolio                                         Share Classes
           ---------             ---------------------------------------------------------------------
                                       BlackRock             Institutional              Service
                                 ---------------------   ----------------------  ---------------------
                                 Contractual    Actual   Contractual    Actual   Contractual    Actual
                                     Fees      Fees(4)       Fees      Fees(4)     Fees(1)     Fees(4)
                                 -----------   -------   -----------   -------   -----------   -------
UltraShort Municipal                 None        None        None        None      0.25%         0.25%
Tax-Free Income                      None        None        None        None      0.25%         0.25%
Pennsylvania Tax-Free Income         N/A         N/A         None        None      0.25%         0.25%
New Jersey Tax-Free Income           N/A         N/A         None        None      0.25%         0.25%
Ohio Tax-Free Income                 N/A         N/A         None        None      0.25%         0.25%
Delaware Tax-Free Income             N/A         N/A         None        None      0.25%          N/A
Kentucky Tax-Free Income             N/A         N/A         None        None      0.25%         0.25%

           Portfolio                                         Share Classes
           ---------             ---------------------------------------------------------------------
                                       Investor A            Investor B               Investor C
                                 ---------------------   ----------------------  ---------------------
                                 Contractual    Actual   Contractual    Actual   Contractual    Actual
                                     Fees      Fees(4)       Fees      Fees(4)     Fees(1)     Fees(4)
                                 -----------   -------   -----------   -------   -----------   -------
UltraShort Municipal                 0.35%       0.25%       N/A         N/A        N/A           N/A
Tax-Free Income                      0.35%       0.25%      1.00%       1.00%      1.00%         1.00%
Pennsylvania Tax-Free Income         0.35%       0.25%      1.00%       1.00%      1.00%         1.00%
New Jersey Tax-Free Income           0.35%       0.25%      1.00%       1.00%      1.00%         1.00%
Ohio Tax-Free Income                 0.35%       0.25%      1.00%       1.00%      1.00%         1.00%
Delaware Tax-Free Income             0.35%       0.25%      1.00%       1.00%      1.00%         1.00%
Kentucky Tax-Free Income             0.35%       0.25%      1.00%       1.00%      1.00%         1.00%

(1) - the maximum annual contractual fees are comprised of a .25% service fee.
(2) - the maximum annual contractual fees are comprised of a .10% distribution fee and a .25% service fee.
(3) - the maximum annual contractual fees are comprised of a .75% distribution fee and a .25% service fee.
(4) - the actual fees are as of September 30, 2005.

     The BlackRock share class bears a transfer agent fee at an annual rate not to exceed 0.005% of its average daily net assets plus per account fees and disbursements, and each of the Institutional, Service, Investor A, Investor B and Investor C share classes bear a tranfer agent fee at an annual rate not to exceed 0.018% of the average daily net assets of such respective classes plus per account fees and disbursements.

     For the year ended September 30, 2005, the following shows the various types of class-specific expenses borne directly by each class of each Portfolio and any associated waivers of those expenses.

                                                                         Share Classes
Administration Fees                       ----------------------------------------------------------------------------
                                           BlackRock   Institutional   Service   Investor A   Investor B   Investor C     Total
                                          ----------- --------------- --------- ------------ ------------ ------------ ----------
UltraShort Municipal ...................   $ 10,991       $ 17,443     $    --     $     3      $    --      $    --     $28,437
Tax-Free Income ........................     35,552        438,502       3,631      12,818        7,637        3,544     501,684
Pennsylvania Tax-Free Income ...........         --        885,840       7,500      46,584       24,052        2,618     966,594
New Jersey Tax-Free Income .............         --        211,701      22,651       9,569       16,549        4,321     264,791
Ohio Tax-Free Income ...................         --        145,390       1,096       9,559       14,470        9,093     179,608
Delaware Tax-Free Income ...............         --         76,329          --      20,061       11,889       20,269     128,548
Kentucky Tax-Free Income ...............         --        107,095         352       8,203        5,663        1,992     123,305

                                                                              55

                                BlackRock Funds

                  NOTES TO FINANCIAL STATEMENTS (Continued)

Administration Fees Waived                                         Share Classes
                                  ----------------------------------------------------------------------------------
                                    BlackRock    Institutional     Service    Investor A    Investor B   Investor C        Total
                                  ------------- --------------- ----------- -------------- ------------ ------------ -------------
UltraShort Municipal .............   $(10,991)     $  (6,843)      $     --      $ --         $ --           $ --       $ (17,834)
Tax-Free Income ..................    (35,552)       (22,906)            --        --           --             --         (58,458)
Pennsylvania Tax-Free Income .....         --       (885,840)        (7,100)       --           --             --        (892,940)
New Jersey Tax-Free Income .......         --       (211,701)       (14,814)       --           --             --        (226,515)
Ohio Tax-Free Income .............         --       (145,390)          (710)       --           --             --        (146,100)
Delaware Tax-Free Income .........         --        (76,329)            --        --           --             --         (76,329)
Kentucky Tax-Free Income .........         --       (107,095)          (232)       --           --             --        (107,327)

Transfer Agent Fees                                                Share Classes
                                  ----------------------------------------------------------------------------------
                                    BlackRock    Institutional     Service    Investor A    Investor B   Investor C        Total
                                  ------------- --------------- ----------- -------------- ------------ ------------ ---------------
UltraShort Municipal .............    $1,570       $  2,167        $   --       $   --       $   --       $   --        $  3,737
Tax-Free Income ..................     5,079         54,434           450        1,591          948          440          62,942
Pennsylvania Tax-Free Income .....        --        111,445           931        5,783        2,986          325         121,470
New Jersey Tax-Free Income .......        --         26,280         2,812        1,188        2,055          536          32,871
Ohio Tax-Free Income .............        --         18,048           137        1,187        1,796        1,129          22,297
Delaware Tax-Free Income .........        --          9,476            --        2,491        1,476        2,516          15,959
Kentucky Tax-Free Income .........        --         13,294            44        1,018          703          247          15,306

Shareholder Service Fees                               Share Classes
                                  ------------------------------------------------------
                                   Service     Investor A     Investor B     Investor C       Total
                                  ---------   ------------   ------------   ------------   ----------
UltraShort Municipal .............  $    --       $     5        $    --        $    --      $      5
Tax-Free Income ..................    6,258        22,148         13,164          6,107        47,677
Pennsylvania Tax-Free Income .....   15,027        80,297         41,380          4,513       141,217
New Jersey Tax-Free Income .......   39,022        16,391         28,539          7,450        91,402
Ohio Tax-Free Income .............    1,892        16,501         24,946         15,682        59,021
Delaware Tax-Free Income .........       --        33,669         20,357         34,944        88,970
Kentucky Tax-Free Income .........      606        14,129          9,768          3,433        27,936

Distribution Fees                                 Share Classes
                                  ------------------------------------------
                                   Investor A     Investor B     Investor C       Total
                                  ------------   ------------   ------------   ----------
UltraShort Municipal .............     $     2       $     --       $     --     $      2
Tax-Free Income ..................       8,837         39,492         18,322       66,651
Pennsylvania Tax-Free Income .....      32,065        124,305         13,537      169,907
New Jersey Tax-Free Income .......       6,614         85,615         22,352      114,581
Ohio Tax-Free Income .............       6,628         74,838         47,048      128,514
Delaware Tax-Free Income .........      13,851         61,491        104,833      180,175
Kentucky Tax-Free Income .........       5,667         29,304         10,299       45,270

Distribution Fees Waived          Share Class
                                  -----------
                                  Investor A        Total
                                  -----------     --------
UltraShort Municipal .............   $     (2)    $     (2)
Tax-Free Income ..................     (8,837)      (8,837)
Pennsylvania Tax-Free Income .....    (32,065)     (32,065)
New Jersey Tax-Free Income .......     (6,614)      (6,614)
Ohio Tax-Free Income .............     (6,628)      (6,628)
Delaware Tax-Free Income .........    (13,851)     (13,851)
Kentucky Tax-Free Income .........     (5,667)      (5,667)

56

                                BlackRock Funds

(C)  Transactions with Affiliates and Related Parties

     Pursuant to an Investment Advisory Agreement, BlackRock Advisors, Inc.
("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolios. BlackRock Financial Management, Inc.
("BFM"), a wholly-owned subsidiary of BlackRock, serves as sub-adviser for all of the Portfolios. BlackRock, Inc. is an indirect majority-owned subsidiary of
The PNC Financial Services Group, Inc.

     For its advisory services, BlackRock is entitled to receive fees, computed daily and payable monthly, at the following annual rates, based on each
Portfolio's average daily net assets:

                                      Tax-free Income, Pennsylvania                Delaware Tax-Free
                               Tax-Free Income, New Jersey Tax-Free Income        Income and Kentucky
                                   and Ohio Tax-Free Income Portfolios         Tax-Free Income Portfolios
                              ---------------------------------------------   ---------------------------
                                                Investment                             Investment
Average Daily Net Assets                       Advisory Fee                           Advisory Fee
---------------------------   ---------------------------------------------   ---------------------------
 first $1 billion                                  0.500%                                 0.550%
 $1 billion -- $2 billion                          0.450                                  0.500
 $2 billion -- $3 billion                          0.425                                  0.475
 greater than $3 billion                           0.400                                  0.450

     The investment advisory fee for the UltraShort Municipal Portfolio is
..45%.

     For the year ended September 30, 2005, advisory fees and waivers for each
Portfolio were as follows:

                                            Gross                      Net
                                          Advisory                  Advisory
                                             Fee        Waiver         Fee
                                        ------------ ------------ ------------
UltraShort Municipal .................   $  195,478   $ 172,253    $   23,225
Tax-Free Income ......................    2,114,853     937,506     1,177,347
Pennsylvania Tax-Free Income .........    3,373,547     444,733     2,928,814
New Jersey Tax-Free Income ...........      912,954     176,862       736,092
Ohio Tax-Free Income .................      619,640     127,833       491,807
Delaware Tax-Free Income .............      487,503      66,090       421,413
Kentucky Tax-Free Income .............      467,708      57,002       410,706

     In the interest of limiting the expenses of the Portfolios, BlackRock and the Fund have entered into a series of annual expense limitation agreements.
The agreements set a limit on certain operating expenses of each Portfolio for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions and other extraordinary expenses).

     BlackRock has contractually agreed to waive or reimburse fees or expenses until February 1, 2006, in order to limit expenses as follows.  This agreement is reviewed annually by the Fund's Board.

Portfolio                                                                Share Classes
                                          ---------------------------------------------------------------------------
                                           BlackRock   Institutional   Service   Investor A   Investor B   Investor C
                                          ----------- --------------- --------- ------------ ------------ -----------
   UltraShort Municipal .................    0.35%          0.45%        0.75%       0.80%          NA          NA
   Tax-Free Income ......................    0.45%          0.60%        0.90%       1.07%        1.82%       1.82%
   Pennsylvania Tax-Free Income .........      NA           0.60%        0.90%       1.07%        1.82%       1.82%
   New Jersey Tax-Free Income ...........      NA           0.60%        0.90%       1.07%        1.82%       1.82%
   Ohio Tax-Free Income .................      NA           0.60%        0.90%       1.07%        1.82%       1.82%
   Delaware Tax-Free Income .............      NA           0.70%          NA        1.17%        1.92%       1.92%
   Kentucky Tax-Free Income .............      NA           0.70%        1.00%       1.17%        1.91%       1.91%

                                                                              57

                                BlackRock Funds

                  NOTES TO FINANCIAL STATEMENTS (Continued)

     If in the following three years the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay
BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock continues to be the Portfolio's investment adviser and (3) the Board of Trustees of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

     At September 30, 2005, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                              Expiring             Expiring             Expiring         Total Waivers Subject
                                          Janaury 31, 2006     January 31, 2007     January 31, 2008       to Reimbursement
                                         ------------------   ------------------   ------------------   ----------------------
UltraShort Municipal .................       $       --           $  269,648            $ 120,858             $  390,506
Tax-Free Income ......................          623,251              983,261              621,432              2,227,944
Pennsylvania Tax-Free Income .........        1,383,044            1,357,799              834,314              3,575,157
New Jersey Tax-Free Income ...........          278,302              406,182              248,274                932,758
Ohio Tax-Free Income .................          174,280              259,458              168,380                602,118
Delaware Tax-Free Income .............           91,563              138,237               68,112                297,912
Kentucky Tax-Free Income .............          138,922              171,865              110,262                421,049

     The following waivers previously incurred on the portfolios which were subject to recoupment by BlackRock expired on January 31, 2005, in the amounts of $610,832 for Tax-Free Income, $1,493,625 for Pennsylvania Tax-Free Income,
$281,833 for New Jersey Tax-Free Income, $167,924 for Ohio Tax-Free Income,
$124,793 for Delaware Tax-Free Income, and $185,455 for Kentucky Tax-Free
Income.

     BlackRock pays BFM fees for its sub-advisory services.

     PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of The PNC
Financial Services Group, Inc., and BlackRock act as co-administrators for the
Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates:
0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, each of the classes, with the exception of the BlackRock Class, is charged an administration fee based on the following percentage of average daily net assets of each respective class:
0.145% of the first $500 million, 0.135% of the next $500 million and 0.125% of assets in excess of $1 billion. The BlackRock Class is charged an administration fee based on the following percentage of average daily net assets: 0.035% of the first $500 million, 0.025% of the next $500 million and
0.015% of assets in excess of $1 billion. In addition, PFPC and BlackRock may have, at their discretion, voluntarily waived all or any portion of their administration fees for any Portfolio or share class.

     PFPC Trust Co., an indirect subsidiary of The PNC Financial Services
Group, Inc., serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent. The custodian and the transfer agent have voluntarily agreed to waive a portion of their fees during the period.

     Since January 31, 2005, BlackRock has maintained a call center which is responsible for providing certain shareholder services to the BlackRock Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of fund shares. During the period February 1, 2005 through September
30, 2005, the following amounts have been accrued by each portfolio to reimburse BlackRock for costs incurred running the call center, which are a component of the Transfer Agent fees in the accompanying Statement of
Operations.

58

                                 BlackRock Funds

                                        BlackRock   Institutional   Service   Investor A   Investor B   Investor C     Total
                                       ----------- --------------- --------- ------------ ------------ ------------ ----------
UltraShort Municipal .................    $2,479       $   907      $   --      $   --       $   --       $   --     $ 3,386
Tax-Free Income ......................     7,895        23,108         192         847          396          194      32,632
Pennsylvania Tax-Free Income .........        --        44,126         366       2,294        1,149          126      48,061
New Jersey Tax-Free Income ...........        --        10,990       1,182         502          864          227      13,765
Ohio Tax-Free Income .................        --         7,915          60         583          766          492       9,816
Delaware Tax-Free Income .............        --         3,662          --       1,096          614        1,055       6,427
Kentucky Tax-Free Income .............        --         5,590          19         440          299          116       6,464

     Pursuant to the Fund's Amended and Restated Distribution and Service Plan
(the "Plan"), the Fund may pay BlackRock Distributors, Inc. (the "Distributor")
and/or BlackRock or any other affiliate of PNC Financial Services Group, Inc.
fees for distribution and sales support services. Currently, only Investor A
Shares, Investor B Shares, and Investor C Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay brokers, dealers, financial institutions and industry professionals (including PNC
Financial Services Group, Inc. and its affiliates) ("service organizations")
fees for the provision of personal services to shareholders. BlackRock may receive some of the service fees paid by the Fund in return for providing services to shareholders. Currently, only Investor A Shares, Investor B Shares,
Investor C Shares and Service Shares bear the expense of service fees under the
Plan.

     At September 30, 2005, affiliated payables were as follows:

                                                                     PNC Bank
                                          PFPC(1)   BlackRock(2)   Affiliates(3)
                                         --------- -------------- --------------
   UltraShort Municipal ................. $ 3,529     $  2,411        $     4
   Tax-Free Income ......................  33,766      136,370          8,265
   Pennsylvania Tax-Free Income .........  53,090      282,147         19,769
   New Jersey Tax-Free Income ...........  15,550       68,774         15,510
   Ohio Tax-Free Income .................  10,962       46,930         15,425
   Delaware Tax-Free Income .............   7,398       33,757         20,166
   Kentucky Tax-Free Income .............   7,117       35,261          5,061

(1) - payables to PFPC are for Accounting, Administration, Custody and Transfer
      Agent services provided.
(2) - payables to BlackRock are for Advisory and Administration services provided and for amounts due BlackRock for costs incurred related to the
      BlackRock Funds Call Center.
(3) - payables to PNC affiliates are for distribution and sales support services as described under the Plan. The total payable on behalf of the
      Fund was $5,313,103, a portion of which is paid to service organizations, including other PNC Bank affiliates.

(D)  Purchases and Sales of Securities

     For the year ended September 30, 2005, purchases and sales of securities, other than short-term and U.S. government securities, were as follows:

                                               Purchases           Sales
                                            ---------------   ---------------
   UltraShort Municipal .................    $ 18,781,493      $ 10,038,600
   Tax-Free Income ......................     370,097,202       356,338,059
   Pennsylvania Tax-Free Income .........      99,610,584        82,400,528
   New Jersey Tax-Free Income ...........      29,848,587        30,775,360
   Ohio Tax-Free Income .................      13,660,187           699,500
   Delaware Tax-Free Income .............       9,708,145         4,114,260
   Kentucky Tax-Free Income .............       3,604,330         9,763,612

                                                                              59

                                BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

(E)  Capital Shares

     Transactions in capital shares for each period were as follows:

                                                                       UltraShort Municipal
                                              -----------------------------------------------------------------------
                                                      For the year ended                 for the period 3/3/04 /1/
                                                            9/30/05                          through 9/30/04
                                              -----------------------------------   ---------------------------------
                                                   Shares             Value              Shares            Value
                                              ---------------   -----------------   ---------------   ---------------
Shares sold:
  BlackRock Class .........................       2,236,236       $  22,229,904         4,724,012      $  47,096,162
  Institutional Class .....................         531,983           5,283,813         2,199,629         21,849,294
  Service Class ...........................              --                  --                10                100
  Investor A Class ........................           4,970              50,016                10                100
Shares issued in reinvestment of dividends:
  BlackRock Class .........................          59,428             590,642            14,923            148,416
  Institutional Class .....................           1,684              16,722                --                 --
  Service Class ...........................              --                  --                --                 --
  Investor A Class ........................               3                  26                --                 --
Shares redeemed:
  BlackRock Class .........................      (2,249,340)        (22,360,127)       (1,519,207)       (15,113,395)
  Institutional Class .....................        (907,432)         (9,011,740)         (773,181)        (7,676,565)
  Service Class ...........................              --                  --                --                 --
  Investor A Class ........................          (4,897)            (49,260)               --                 --
                                                 ----------       -------------        ----------      -------------
Net increase (decrease) ...................        (327,365)      $  (3,250,004)        4,646,196      $  46,304,112
                                                 ==========       =============        ==========      =============

                                                                           Tax-Free Income
                                              -------------------------------------------------------------------------
                                                       For the Year Ended                    For the Year Ended
                                                            9/30/05                               9/30/04
                                              ------------------------------------   ----------------------------------
                                                   Shares              Value              Shares             Value
                                              ---------------   ------------------   ---------------   ----------------
Shares sold:
  BlackRock Class .........................         224,255       $    2,503,094         9,128,740      $ 102,454,056
  Institutional Class .....................       3,591,390           39,912,181         5,197,884         58,332,260
  Service Class ...........................          52,330              581,800            12,138            134,680
  Investor A Class ........................         597,804            6,639,654            90,300          1,006,406
  Investor B Class ........................          54,741              608,534            85,989            957,137
  Investor C Class ........................          60,412              671,999           203,583          2,287,251
Shares issued in reinvestment of dividends:
  BlackRock Class .........................         386,166            4,293,119           295,571          3,273,698
  Institutional Class .....................          13,010              144,802            22,060            245,557
  Service Class ...........................           5,756               63,944             7,420             82,417
  Investor A Class ........................          18,237              203,038            20,632            229,513
  Investor B Class ........................           6,196               68,962             9,385            104,430
  Investor C Class ........................           3,130               34,844             5,870             65,165
Shares redeemed:
  BlackRock Class .........................      (1,876,330)         (20,731,399)         (376,828)        (4,117,585)
  Institutional Class .....................      (4,444,782)         (49,461,550)       (7,311,723)       (81,231,082)
  Service Class ...........................         (91,144)          (1,012,587)          (41,170)          (456,705)
  Investor A Class ........................        (494,809)          (5,504,634)         (181,146)        (2,006,621)
  Investor B Class ........................        (149,127)          (1,658,868)         (205,514)        (2,279,774)
  Investor C Class ........................        (116,657)          (1,300,425)         (175,171)        (1,943,626)
                                                 ----------       --------------        ----------      -------------
Net increase (decrease) ...................      (2,159,422)      $  (23,943,492)        6,788,020      $  77,137,177
                                                 ==========       ==============        ==========      =============

/1/  Commencement of operations.

60

                          BlackRock Funds

                                                                      Pennsylvania Tax-Free Income
                                              -------------------------------------------------------------------------
                                                       For the Year Ended                      For the Year Ended
                                                            9/30/05                                 9/30/04
                                              ------------------------------------   ----------------------------------
                                                   Shares              Value              Shares            Value
                                              ---------------   ------------------   ---------------   ----------------
Shares sold:
   Institutional Class ....................       8,822,824       $   93,341,728          3,393,820    $    36,620,210
   Service Class ..........................          48,976              517,224            121,865          1,314,949
   Investor A Class .......................         348,356            3,686,712            404,459          4,358,919
   Investor B Class .......................          34,768              366,250             82,825            888,178
   Investor C Class .......................          34,135              357,808             81,677            882,020
Shares issued in reinvestment of dividends:
   Institutional Class ....................          97,496            1,030,731             15,321            164,756
   Service Class ..........................          12,728              134,722             14,290            153,757
   Investor A Class .......................         106,902            1,130,750             92,369            994,378
   Investor B Class .......................          45,852              482,072             47,030            502,847
   Investor C Class .......................           3,826               40,313              4,685             50,309
Shares redeemed:
   Institutional Class ....................      (9,131,240)         (96,572,101)       (13,577,018)      (145,736,580)
   Service Class ..........................        (144,415)          (1,530,324)          (160,769)        (1,734,866)
   Investor A Class .......................        (747,020)          (7,903,793)          (627,889)        (6,748,260)
   Investor B Class .......................        (631,808)          (6,644,992)          (574,808)        (6,142,499)
   Investor C Class .......................         (47,135)            (496,282)           (88,192)          (938,115)
                                                 ----------       --------------        -----------    ---------------
Net decrease ..............................      (1,145,755)      $  (12,059,182)       (10,770,335)   $  (115,369,997)
                                                 ==========       ==============        ===========    ===============

                                                                     New Jersey Tax-Free Income
                                              -------------------------------------------------------------------------
                                                       For the Year Ended                   For the Year Ended
                                                            9/30/05                               9/30/04
                                              ------------------------------------   ----------------------------------
                                                   Shares              Value              Shares            Value
                                              ---------------   ------------------   ---------------   ----------------
Shares sold:
   Institutional Class ....................       1,537,821       $   17,984,593         7,071,031      $  83,943,469
   Service Class ..........................          29,258              343,064            36,098            424,155
   Investor A Class .......................         237,446            2,775,458           175,837          2,067,412
   Investor B Class .......................          42,331              494,772            89,465          1,045,404
   Investor C Class .......................          40,719              476,873           201,895          2,365,738
Shares issued in reinvestment of dividends:
   Institutional Class ....................           5,921               69,071               995             11,668
   Service Class ..........................          35,652              416,398            39,168            457,776
   Investor A Class .......................          16,564              193,299            13,342            155,762
   Investor B Class .......................          21,648              252,755            23,715            277,360
   Investor C Class .......................           5,243               61,375             3,197             37,267
Shares redeemed:
   Institutional Class ....................      (2,623,161)         (30,654,400)       (4,662,761)       (55,129,130)
   Service Class ..........................        (141,208)          (1,651,138)         (113,893)        (1,324,603)
   Investor A Class .......................        (113,443)          (1,322,639)         (167,909)        (1,952,173)
   Investor B Class .......................        (119,681)          (1,402,303)         (165,180)        (1,909,634)
   Investor C Class .......................        (157,599)          (1,837,993)          (78,058)          (899,443)
                                                 ----------       --------------        ----------      --------------
Net increase (decrease) ...................      (1,182,489)      $  (13,800,815)        2,466,942      $  29,571,028
                                                 ==========       ==============        ==========      ==============

                                                                              61

                                BlackRock Funds

                  NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                      Ohio Tax-Free Income
                                              ---------------------------------------------------------------------
                                                    For the Year Ended                  For the Year Ended
                                                          9/30/05                             9/30/04
                                              -------------------------------   -----------------------------------
                                                  Shares           Value             Shares             Value
                                              -------------   ---------------   ---------------   -----------------
Shares sold:
   Institutional Class ....................     1,340,116      $ 14,494,665         1,370,914       $  14,795,802
   Service Class ..........................        11,495           124,427            71,578             778,171
   Investor A Class .......................       412,979         4,460,886           145,363           1,578,175
   Investor B Class .......................        78,964           854,690            96,886           1,053,035
   Investor C Class .......................       267,788         2,898,539           155,647           1,694,055
Shares issued in reinvestment of dividends:
   Institutional Class ....................         8,467            91,428             5,107              55,174
   Service Class ..........................         2,768            29,918             1,460              15,778
   Investor A Class .......................        20,430           220,359            11,911             128,852
   Investor B Class .......................         6,538            70,609             6,384              69,064
   Investor C Class .......................         2,565            27,698             2,224              24,072
Shares redeemed:
   Institutional Class ....................      (792,870)       (8,549,796)       (1,464,476)        (15,752,815)
   Service Class ..........................        (9,486)         (101,664)          (75,650)           (821,133)
   Investor A Class .......................       (62,962)         (679,488)         (383,242)         (4,156,049)
   Investor B Class .......................      (144,619)       (1,562,181)         (120,222)         (1,301,519)
   Investor C Class .......................      (103,937)       (1,124,869)         (188,841)         (2,039,292)
                                                ---------      ------------        ----------       -------------
Net increase (decrease) ...................     1,038,236      $ 11,255,221          (364,957)      $  (3,878,630)
                                                =========      ============        ==========       =============

                                                                   Delaware Tax-Free Income
                                              -------------------------------------------------------------------
                                                      For the Year Ended                 For the Year Ended
                                                           9/30/05                            9/30/04
                                              ----------------------------------   ------------------------------
                                                   Shares             Value            Shares           Value
                                              ---------------   ----------------   -------------   --------------
Shares sold:
   Institutional Class ....................         986,401      $   9,946,873         907,119      $  9,185,613
   Investor A Class .......................         271,815          2,745,395         537,513         5,444,902
   Investor B Class .......................          55,487            559,640         133,384         1,344,342
   Investor C Class .......................         139,825          1,408,625         326,399         3,319,846
Shares issued in reinvestment of dividends:
   Institutional Class ....................           4,948             49,774           6,251            63,280
   Investor A Class .......................          27,261            274,272          20,590           207,937
   Investor B Class .......................           5,775             58,131           6,746            68,269
   Investor C Class .......................           5,281             53,146           5,629            56,858
Shares redeemed:
   Institutional Class ....................      (1,653,128)       (16,614,334)       (863,835)       (8,735,695)
   Investor A Class .......................        (119,168)        (1,197,713)       (129,041)       (1,313,910)
   Investor B Class .......................        (152,705)        (1,536,227)       (123,902)       (1,246,188)
   Investor C Class .......................        (237,132)        (2,385,338)       (320,378)       (3,214,949)
                                                 ----------      -------------        --------      ------------
Net increase (decrease) ...................        (665,340)     $  (6,637,756)        506,475      $  5,180,305
                                                 ==========      =============        ========      ============

62

                          BlackRock Funds

                                                                      Kentucky Tax-Free Income
                                              -------------------------------------------------------------------------
                                                      For the Year Ended                    For the Year Ended
                                                           9/30/05                               9/30/04
                                              ----------------------------------   ------------------------------------
                                                   Shares             Value             Shares              Value
                                              ---------------   ----------------   ---------------   ------------------
Shares sold:
   Institutional Class ....................         565,644      $   5,528,249           494,416       $    4,824,174
   Service Class ..........................           1,020              9,900            17,525              169,829
   Investor A Class .......................         195,578          1,909,210           166,891            1,621,801
   Investor B Class .......................          13,530            132,160            56,399              548,160
   Investor C Class .......................          64,488            629,892            19,781              192,586
Shares issued in reinvestment of dividends:
   Institutional Class ....................           2,871             27,988             7,612               74,196
   Service Class ..........................             581              5,672               307                2,958
   Investor A Class .......................          13,383            130,544            15,451              149,776
   Investor B Class .......................           8,118             79,206             8,650               83,912
   Investor C Class .......................           2,641             25,845             3,218               31,285
Shares redeemed:
   Institutional Class ....................      (1,296,495)       (12,649,723)       (4,210,095)         (40,628,351)
   Service Class ..........................          (1,382)           (13,451)           (3,003)             (28,979)
   Investor A Class .......................        (114,460)        (1,115,126)         (100,071)            (961,863)
   Investor B Class .......................         (53,030)          (517,295)          (53,053)            (513,591)
   Investor C Class .......................        (113,998)        (1,112,008)                -                    -
                                                 ----------      -------------        ----------       --------------
Net decrease ..............................        (711,511)     $  (6,928,937)       (3,575,972)      $  (34,434,107)
                                                 ==========      =============        ==========       ==============

     On September 30, 2005, five shareholders held approximately 88% of the
UltraShort Municipal Portfolio, two shareholders held approximately 78% of the
Tax-Free Income Portfolio, one shareholder held approximately 86% of the
Pennsylvania Tax-Free Income Portfolio, one shareholder held approximately 78%
of the New Jersey Tax-Free Income Portfolio, one shareholder held approximately
73% of the Ohio Tax-Free Income Portfolio, three shareholders held approximately 73% of the Delaware Tax-Free Income Portfolio and one shareholder held approximately 81% of the Kentucky Tax-Free Income Portfolio. Some of the
shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

                                                                              63

                                BlackRock Funds

                  NOTES TO FINANCIAL STATEMENTS (Continued)

(F)  At September 30, 2005 net assets consisted of:

                                                                                                 Pennsylvania      New Jersey
                                                                 UltraShort       Tax-Free         Tax-Free         Tax-Free
                                                                 Municipal         Income           Income           Income
                                                              --------------- ---------------- ---------------- ----------------
Capital paid-in .............................................  $ 43,054,108    $ 403,737,854    $ 661,339,836    $ 169,082,112
End of period undistributed net investment income
 (distributions in excess of net investment income) .........            --          900,332          188,150         (226,463)
Accumulated net realized loss on investment transactions
 and futures contracts ......................................       (61,066)     (22,585,928)     (46,108,695)      (7,686,779)
Net unrealized appreciation/depreciation on investment
 transactions and futures contracts .........................      (107,204)      17,654,762       44,913,465       11,559,096
                                                               ------------    -------------    -------------    -------------
                                                               $ 42,885,838    $ 399,707,020    $ 660,332,756    $ 172,727,966
                                                               ============    =============    =============    =============

                                                                      Ohio             Delaware          Kentucky
                                                                    Tax-Free           Tax-Free          Tax-Free
                                                                     Income             Income            Income
                                                                ----------------   ---------------   ---------------
Capital paid-in .............................................    $ 122,001,567      $ 80,024,090      $ 79,976,674
End of period undistributed net investment income
 (distributions in excess of net investment income) .........         (142,938)         (179,327)          577,813
Accumulated net realized loss on investment transactions
 and futures contracts ......................................       (3,847,778)       (2,656,961)       (4,962,247)
Net unrealized appreciation on investment transactions and
 futures contracts ..........................................        8,585,874         4,831,793         6,736,460
                                                                 -------------      ------------      ------------
                                                                 $ 126,596,725      $ 82,019,595      $ 82,328,700
                                                                 =============      ============      ============

(G)  Federal Tax Information

     No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal
Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital gain distributions that are reported in the
Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes. There were no short-term or long-term capital gains distributions for the year ended September 30, 2005.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States.

     As of September 30, 2005, the following permanent differences attributable to market discount were reclassified to the following accounts:

                                                                 Increase       (Decrease)
                                                                Accumulated   Undistributed
                                                 Decrease      Net Realized   Net Investment
                                             Paid in-Capital       Gain           Income
                                            ----------------- -------------- ---------------
    UltraShort Municipal .................          $--           $    --        $     --
    Tax-Free Income ......................           --            22,750         (22,750)
    Pennsylvania Tax-Free Income .........           --            33,065         (33,065)
    New Jersey Tax-Free Income ...........           --            22,725         (22,725)
    Ohio Tax-Free Income .................           --            49,270         (49,270)
    Delaware Tax-Free Income .............           --               572            (572)
    Kentucky Tax-Free Income .............           --             9,396          (9,396)

64

                                BlackRock Funds

     The tax character of distributions paid during the years ended September
30, 2005 and September 30, 2004 were as follows:

                                                           Tax-Free      Ordinary         Total
                                                            Income        Income      Distributions
                                                        -------------   ----------   --------------
   UltraShort Municipal
    9/30/05 .........................................    $   770,909     $    --      $   770,909
    For the period 3/03/04 /1/ through 9/30/04 ......        228,525          --          228,525
   Tax-Free Income
    9/30/05 .........................................     17,478,544          --       17,478,544
    9/30/04 .........................................     18,475,728          --       18,475,728
   Pennsylvania Tax-Free Income
    9/30/05 .........................................     33,000,554          --       33,000,554
    9/30/04 .........................................     35,861,484      14,600       35,876,084
   New Jersey Tax-Free Income
    9/30/05 .........................................      7,656,354          --        7,656,354
    9/30/04 .........................................      8,362,368      47,469        8,409,837
   Ohio Tax-Free Income
    9/30/05 .........................................      5,669,535          --        5,669,535
    9/30/04 .........................................      5,272,616          --        5,272,616
   Delaware Tax-Free Income
    9/30/05 .........................................      3,442,702          --        3,442,702
    9/30/04 .........................................      3,997,046          --        3,997,046
   Kentucky Tax-Free Income
    9/30/05 .........................................      3,075,463          --        3,075,463
    9/30/04 .........................................      4,721,493      44,470        4,765,963

/1/  Commencement of operations.

     As of September 30, 2005, the tax components of distributable earnings/(accumulated losses) were as follows:

                                             Undistributed       Accumulated          Post-
                                                Tax-Free           Capital           October
                                                 Income            Losses            Losses
                                            ---------------   ----------------   --------------
   UltraShort Municipal .................      $   17,470      $     (32,641)      $  (28,425)
   Tax-Free Income ......................       1,879,622        (22,035,923)        (547,504)
   Pennsylvania Tax-Free Income .........       1,894,243        (45,700,701)        (269,411)
   New Jersey Tax-Free Income ...........         167,826         (7,686,779)              --
   Ohio Tax-Free Income .................         114,217         (3,533,923)        (313,855)
   Delaware Tax-Free Income .............          27,699         (2,512,593)         (81,428)
   Kentucky Tax-Free Income .............         760,646         (4,934,530)              --

     The estimated Post-October losses represent losses realized on investment transactions from November 1, 2004 through September 30, 2005 that, in accordance with Federal income tax regulations, the Portfolios may defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

                                                                              65

                                BlackRock Funds

                    Notes to Financial Statements (Concluded)

     At September 30, 2005, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

                                                  Expiring September 30
                                       -----------------------------------------
                                            2008          2009          2010
                                       ------------- ------------- -------------
UltraShort Municipal ................     $       --    $       --    $       --
Tax-Free Income ......................     3,717,571     1,756,215            --
Pennsylvania Tax-Free Income .........     3,981,394     7,641,061     8,626,794
New Jersey Tax-Free Income ...........       733,444     2,652,175       162,686
Ohio Tax-Free Income .................        41,989            --            --
Delaware Tax-Free Income .............        83,140            --            --
Kentucky Tax-Free Income .............       805,091     1,556,368       129,603

                                                  Expiring September 30
                                       --------------------------------------------
                                          2011               2012           2013           Total
                                       --------------- ------------- --------------  --------------
UltraShort Municipal .................     $        --    $   32,641    $        --     $    32,641
Tax-Free Income ......................       3,984,021     6,841,418      5,736,698      22,035,923
Pennsylvania Tax-Free Income .........      15,329,699            --     10,121,753      45,700,701
New Jersey Tax-Free Income ...........       2,530,579       883,300        724,595       7,686,779
Ohio Tax-Free Income .................       1,883,560       825,006        783,368       3,533,923
Delaware Tax-Free Income .............       1,312,264       493,468        623,721       2,512,593
Kentucky Tax-Free Income .............       2,443,468            --             --       4,934,530

     $200,954 and $1,824 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended September 30, 2005 for the
Kentucky Tax-Free Income and Ultra Short Municipal funds, respectively.

                                        Wash Sale                                        Tax Gross
                                     Outstanding at                                      Unrealized
                                        9/30/2005        Book Cost         Tax Cost     Appreciation
                                    ---------------- ----------------- --------------- -------------
UltraShort Municipal .............        $       --      $ 42,827,249    $ 42,827,249   $     1,957
Tax-Free Income ..................             2,500       397,546,425     397,548,925    19,502,358
PA Tax-Free Income ...............           138,585       628,130,574     628,269,159    45,876,612
NJ Tax-Free Income ...............                --       159,352,668     159,352,668    12,315,062
Ohio tax-Free Income .............                --       119,958,170     119,958,170     8,644,477
DE Tax-Free Income ...............            62,940        78,318,614      78,381,554     5,152,306
Kentucky Tax-Free Income .........            27,717        74,458,284      74,486,001     6,708,743

                                       Tax Gross        Tax Net
                                      Unrealized      Appreciation/
                                     Depreciation     Depreciation     Market Value
                                    -------------     -------------   --------------
UltraShort Municipal .............    $ (109,161)       $  (107,204)    $ 42,720,045
Tax-Free Income ..................    (1,850,096)        17,652,262      415,201,187
PA Tax-Free Income ...............    (1,101,734)        44,774,878      673,044,037
NJ Tax-Free Income ...............      (755,966)        11,559,096      170,911,764
Ohio tax-Free Income .............       (58,603)         8,585,874      128,544,044
DE Tax-Free Income ...............      (383,453)         4,768,853       83,150,407
Kentucky Tax-Free Income .........            --          6,708,743       81,194,744

(H)  Concentration of Credit Risk

     The Portfolios concentrate their investments in securities issued by state agencies, other governmental entities and U.S. territories. The Portfolios are more susceptible to adverse financial, social, environmental, economic, regulatory and political factors that may affect these states, which could seriously affect the ability of these states and their municipal subdivisions to meet continuing obligations for principal and interest payments, than if the
Portfolios were not concentrated in securities issued by state agencies, other governmental entities and U.S. territories.

66

                                BlackRock Funds

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
BlackRock Funds:

We have audited the accompanying statements of net assets of the UltraShort
Municipal, Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey Tax-Free
Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky Tax-Free
Income Portfolios [seven of the fifty portfolios constituting BlackRock Funds
(the "Fund"), collectively the "Portfolios"], as of September 30, 2005 and the
related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolios for the periods ended
September 30, 2003, September 30, 2002 and September 30, 2001, before the adjustments for the Tax-Free Income, Pennsylvania Tax-Free Income, New Jersey
Tax-Free Income, Ohio Tax-Free Income, Delaware Tax-Free Income and Kentucky
Tax-Free Income Portfolios, described in Note B to the financial statements, were audited by other auditors whose report, dated November 26, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

We also audited the adjustments described in Note B that were applied to restate the financial highlights of the Portfolios named above for the period ended September 30, 2002. In our opinion, such adjustments are appropriate and have been properly applied.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the
Portfolios as of September 30, 2005, the results of their operations for the year ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania
November 25, 2005

                                                                              67

                                BlackRock Funds

                          FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 825-2257. Institutional and service share class investors should call (800) 441-7450.

                                                                                         Number of
                                       Term of                                           Portfolios                      Total Fund
                                     Office/(1)/                                          in Fund        Other          Compensation
                       Position(s)   And Length                                         Complex/(2)/  Directorships        for the
  Name, Address and     Held with     of Time             Principal Occupation(s)         Overseen      Held by          Year Ending
         Age               Fund       Served              During Past Five Years         by Trustee     Trustee            9/30/05
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis/(3)/  Trustee       Since 2005   Managing Director, BlackRock, Inc.          55          None              N/A
BlackRock, Inc.                                   (since 2005); Chief Executive Officer,  (includes
40 E. 52nd Street                                 State Street Research &                     50
New York, NY 10022                                Management Company (2000-2005);         Portfolios
Age: 59                                           Since 2000  Chairman of the Board of    of the Fund
                                                  Trustees, State Street Research mutual    and 5
                                                  funds ("SSR Funds") (2000-2005);        Portfolios
                                                  Senior Vice President, Metropolitan         of
                                                  Life Insurance Company (1999-2000);     BlackRock
                                                  Chairman, SSR Realty (2000-2004).          Bond
                                                                                          Allocation
                                                                                            Target
                                                                                           Shares)
------------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink/(4)/  Trustee       Since 2000   Director, Chairman and Chief                55          Director,
BlackRock, Inc.                                   Executive Officer of BlackRock, Inc.    (includes       BlackRock,        N/A
40 E. 52nd Street                                 since its formation in 1998 and of          50          Inc.
New York, NY 10022                                BlackRock, Inc.'s predecessor           Portfolios
Age: 52                                           entities since 1988; Chairman of the    of the Fund
                                                  Management Committee; formerly,           and 5
                                                  Managing Director of the First          Portfolios
                                                  Boston Corporation, Member of its           of
                                                  Management Committee, Co-head of        BlackRock
                                                  its Taxable Fixed Income Division          Bond
                                                  and Head of its Mortgage and Real       Allocation
                                                  Estate Products Group; Chairman of        Target
                                                  the Board of Nomura BlackRock            Shares)
                                                  Asset Management and several of
                                                  BlackRock's alternative investment
                                                  vehicles; Director of several of
                                                  BlackRock's offshore funds;
                                                  Co-Chairman of the Board of
                                                  Trustees of Mount Sinai-NYU;
                                                  Co-Chairman of the Board of
                                                  Trustees of NYU Hospitals Center;
                                                  member of the Board of Trustees of
                                                  NYU; member of the Board of
                                                  Executives of the New York Stock
                                                  Exchange, and Trustee of the
                                                  American Folk Art Museum.
------------------------------------------------------------------------------------------------------------------------------------

68

                                BlackRock Funds

                     FUND MANAGEMENT (Unaudited) (Continued)

                                                                                          Number of
                                       Term of                                            Portfolios                     Total Fund
                                     Office/(1)/                                           in Fund        Other         Compensation
                       Position(s)   And Length                                          Complex/(2)/  Directorships      for the
  Name, Address and     Held with     of Time             Principal Occupation(s)          Overseen      Held by         Year Ending
         Age               Fund       Served              During Past Five Years          by Trustee     Trustee           9/30/05
------------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Bruce R. Bond          Trustee       Since 2005  Retired; Trustee and member of the          55       Director, Avaya       $ 84,600
c/o BlackRock Funds                              Governance Committee, SSR Funds         (includes    Inc.(information
100 Bellevue Parkway                             (1997-2005).                                50       technology).
Wilmington, DE 19809                                                                     Portfolios
Age: 59                                                                                 of the Fund
                                                                                           and 5
                                                                                         Portfolios
                                                                                             of
                                                                                         BlackRock
                                                                                            Bond
                                                                                         Allocation
                                                                                           Target
                                                                                          Shares)
------------------------------------------------------------------------------------------------------------------------------------
Peter S. Drotch        Trustee       Since 2005  Retired; Trustee and member of the          55       Director, First       $ 84,600
c/o BlackRock Funds                              Audit Committee, SSR Funds              (includes    Marblehead Corp.
100 Bellevue Parkway                             (2003-2005); Partner, Pricewater-           50       (student loan
Wilmington, DE 19809                             houseCoopers LLP (accounting firm)      Portfolios   processing and
Age: 64                                          (1964-2000).                           of the Fund   securitization);
                                                                                           and 5      Trustee,
                                                                                         Portfolios   University of
                                                                                             of       Connecticut; Trustee
                                                                                         BlackRock    ,Huntington Theatre.
                                                                                            Bond
                                                                                        Allocation
                                                                                           Target
                                                                                           Shares)
------------------------------------------------------------------------------------------------------------------------------------
Honorable Stuart E.    Trustee and   Since 2001  Partner, Covington & Burling (law           55       Director, Mirant      $130,100
Eizenstat Covington    Chairman of               firm) (2001-Present); Deputy            (includes    Corporation;
& Burling 1201         the Nominating            Secretary of the Treasury                   50       Advisory
Pennsylvania Avenue,   Committee                 (1999-2001); Under Secretary of         Portfolios   Board member,
NW                                               State for Economic, Business and       of the Fund   TheCoca-Cola Company;
Washington, DC 20004                             Agricultural Affairs (1997-1999);         and 5      Advisory Board
Age: 62                                          Under Secretary of Commerce for         Portfolios   member, Group
                                                 International Trade (1996-1997);            of       Menatep; Advisory
                                                 U.S. Ambassador to the European         BlackRock    Board member, BT
                                                 Union (1993-1996); Chairman,               Bond      Americas.
                                                 International Board of Governors,       Allocation
                                                 Weizmann Institute of Science.            Target
                                                                                          Shares)
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez    Trustee, Vice Since 1996  Retired; Director (1991-2001), Vice         55       Lead Director, ACE    $140,100
c/o BlackRock Funds    Chairman of               Chairman and Chief Financial Officer    (includes    Limited (insurance
100 Bellevue Parkway   the Board and             (1994-2001), Executive Vice                 50       company); Director
Wilmington, DE 19809   Chairman of               President-Accounting and Finance        Portfolios   and Chairman of the
Age: 61                the Audit                 and Chief Financial Officer            of the Fund   Board, RTI
                       Committee                 (1991-1994), USX Corporation (a           and 5      International Metals,
                                                 diversified company principally         Portfolios   Inc.: Director,
                                                 engaged in energy and steel                 of       Eastman Chemical
                                                 businesses).                            BlackRock    Company.
                                                                                           Bond
                                                                                        Allocation
                                                                                          Target
                                                                                          Shares)
------------------------------------------------------------------------------------------------------------------------------------

                                                                              69

                                BLACKROCK FUNDS

                    FUND MANAGEMENT (Unaudited) (Continued)

                                                                                         Number of
                                       Term of                                           Portfolios                      Total Fund
                                     Office/(1)/                                          in Fund        Other          Compensation
                       Position(s)   And Length                                         Complex/(2)/  Directorships       for the
  Name, Address and     Held with     of Time             Principal Occupation(s)         Overseen      Held by          Year Ending
         Age               Fund       Served              During Past Five Years         by Trustee     Trustee            9/30/05
------------------------------------------------------------------------------------------------------------------------------------
Dr. Matina Horner      Trustee and    Since 2004 Retired; Executive Vice President of        55       Chair of the Board   $104,550
c/o BlackRock Funds    Chairperson of            Teachers Insurance and Annuity          (includes    of the Massachusetts
100 Bellevue Parkway   the Governance            Association and College Retirement          50       General Hospital
Wilmington, DE 19809   Committee                 Equities Fund (TIAA-CREF)               Portfolios   Institute of Health
Age: 66                                          (1989-2003).                           of the Fund   Professions; Chair
                                                                                           and 5      of the Board of the
                                                                                         Portfolios   Greenwall
                                                                                             of       Foundation; Trustee,
                                                                                         BlackRock    Century Foundation
                                                                                            Bond      (formerly The
                                                                                         Allocation   Twentieth Century
                                                                                           Target     Fund); Director, N X
                                                                                          Shares)     Fund); Director, N
                                                                                                      Boston Edison);
                                                                                                      Director, The Neiman
                                                                                                      Marcus Group;
                                                                                                      Honorary Trustee,
                                                                                                      Massachusetts
                                                                                                      General Hospital
                                                                                                      Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt        Trustee        Since 2005 President, Founders Investment Ltd.          55      Director, A.P.       $ 84,600
c/o BlackRock Funds                              (private investments) (since 1999);      (includes   Pharma, Inc.
100 Bellevue Parkway                             Trustee, SSR Funds (1993-2003).              50
Wilmington, DE 19809                                                                      Portfolios
Age: 67                                                                                  of the Fund
                                                                                            and 5
                                                                                          Portfolios
                                                                                              of
                                                                                          BlackRock
                                                                                             Bond
                                                                                          Allocation
                                                                                            Target
                                                                                           Shares)
------------------------------------------------------------------------------------------------------------------------------------
David R.               Trustee and    Since 1996 Chairman, Wilmerding & Associates,           56      None                 $135,100
Wilmerding, Jr.        Chairperson of            Inc. (investment advisers) (since        (includes
c/o BlackRock Funds    the Board                 1989); Chairman, Coho Partners,              50
100 Bellevue Parkway                             Ltd. (investment advisers) (since        Portfolios
Wilmington, DE 19809                             2003); Director, Beaver Management      of the Fund,
Age: 70                                          Corporation (land management            5 Portfolios
                                                 corporation); Managing General               of
                                                 Partner, Chestnut Street Exchange        BlackRock
                                                 Fund.                                       Bond
                                                                                          Allocation
                                                                                            Target
                                                                                          Shares and
                                                                                         1 Portfolio
                                                                                         of Chestnut
                                                                                            Street
                                                                                           Exchange
                                                                                         Fund, which
                                                                                          is managed
                                                                                              by
                                                                                          BlackRock
                                                                                          Financial
                                                                                          Management
                                                                                           Inc. and
                                                                                          BlackRock
                                                                                        Institutional
                                                                                          Management
                                                                                        Corporation.)
------------------------------------------------------------------------------------------------------------------------------------

70

                                BlackRock Funds

                    FUND MANAGEMENT (Unaudited) (Continued)

                                                   Term of                                                       Total Fund
                                                  Office(5)                                                     Compensation
                                  Position(s)     and Length                                                      for the
Name, Address and                  Held with       of Time                 Principal Occupation(s)              Year Ending
       Age                           Fund           Served                 During Past Five Years                 9/30/05
----------------------------------------------------------------------------------------------------------------------------
                                                OFFICERS WHO ARE NOT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
Anne Ackerley                  Vice President   Since 2003    Managing Director, BlackRock, Inc. (since May         N/A
BlackRock, Inc.                                 (previously   2000); First Vice President and Operating
40 E. 52nd Street                               served as     Officer, Mergers and Acquisitions Group
New York, NY 10022                              Assistant     (1997-2000), First Vice President and Operating
Age: 43                                         Secretary     Officer, Public Finance Group (1995-1997), and
                                                since         First Vice President, Emerging Markets Fixed
                                                2000)         Income Research (1994-1995), Merrill Lynch &
                                                              Co.
----------------------------------------------------------------------------------------------------------------------------
Edward Baer                    Assistant        Since 2005    Director and Senior Counsel of BlackRock, Inc.        N/A
BlackRock, Inc.                Secretary                      (since 2004); Associate, Willkie Farr &
40 E. 52nd Street                                             Gallagher LLP (2000-2004); Associate, Morgan
New York, NY 10022                                            Lewis & Bockius LLP (1995-2000).
----------------------------------------------------------------------------------------------------------------------------
Age: 37
Bart Battista                  Chief            Since 2004    Chief Compliance Officer and Anti-Money          $368,547
BlackRock, Inc.                Compliance                     Laundering Compliance Officer of BlackRock,
40 E. 52nd Street              Officer and                    Inc. (since 2004); Managing Director (since
New York, NY 10022             Anti-Money                     2003), and Director (1998-2002) of BlackRock,
Age: 46                        Laundering                     Inc.; Compliance Officer at Moore Capital
                               Compliance                     Management (1995-1998).
                               Officer
----------------------------------------------------------------------------------------------------------------------------
Ellen L. Corson                Assistant        Since 1998    Senior Director and Vice President of Fund            N/A
PFPC Inc.                      Treasurer                      Accounting and Administration, PFPC Inc.
103 Bellevue Parkway                                          (since 2003); Vice President and Director of
Wilmington, DE 19809                                          Mutual Fund Accounting and Administration,
Age: 41                                                       PFPC Inc. (since November 1997); Assistant
                                                              Vice President, PFPC Inc. (March
                                                              1997-November 1997); Senior Accounting
                                                              Officer, PFPC Inc. (March 1993-March 1997).
----------------------------------------------------------------------------------------------------------------------------
Henry Gabbay                   President        Since 2005    Managing Director, BlackRock, Inc. (since             N/A
BlackRock, Inc.                                               1989).
40 E. 52nd Street
New York, NY 10022
Age: 57
----------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan              Secretary        Since 1997    Managing Director and Senior Counsel (since           N/A
BlackRock Advisors, Inc.                                      January 2005), Director and Senior Counsel
100 Bellevue Parkway                                          (2001-2004) and Vice President and Senior
Wilmington, DE 19809                                          Counsel (1998-2000), BlackRock Advisors,
Age: 46                                                       Inc.; Senior Counsel, PNC Bank Corp. May
                                                              1995-April 1998).
----------------------------------------------------------------------------------------------------------------------------
William McGinley               Treasurer        Since 2005    Managing Director of BlackRock, Inc. (since           N/A
BlackRock, Inc.                                               2004); Partner, PricewaterhouseCoopers LLP
100 Bellevue Parkway                                          (1990-2004).
Wilmington, DE 19809
Age: 38
----------------------------------------------------------------------------------------------------------------------------
Vincent Tritto                 Assistant        Since 2003    Managing Director and Assistant Secretary             N/A
BlackRock, Inc.                Secretary                      (since January 2005) and Director and Senior
40 E. 52nd Street                                             Counsel (2002-2004) of BlackRock, Inc.
New York, NY 10022                                            Executive Director (2000-2002) and Vice
Age: 44                                                       President (1998-2000), Morgan Stanley & Co.
                                                              Incorporated and Morgan Stanley Asset
                                                              Management Inc. and officer of various Morgan
                                                              Stanley-sponsored investment vehicles:
                                                              Counsel (1998); Associate (1988-1997),
                                                              Rogers & Wells LLP, New York, NY.
----------------------------------------------------------------------------------------------------------------------------

                                                                              71

                                BlackRock Funds

                     FUND MANAGEMENT (Unaudited) (Concluded)

(1) Each Trustee holds office for an indefinite term until the earlier of (1)
    the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such
    Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust.
(2) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
(3) Mr. Davis is an interested person of the Fund due to his position at
    BlackRock, Inc.
(4) Mr. Fink is an interested person of the Fund due to his position at
    BlackRock, Inc.
(5) Each officer holds office for an indefinite term until the earlier of (1)
    the next meeting of trustees at which his or her successor is appointed and (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund's code of regulations and
    Declaration of Trust.

72

                                BlackRock Funds

                       ADDITIONAL INFORMATION (Unaudited)

(A)  A proxy statement was sent to shareholders of all portfolios of the Fund asking them to consider and vote upon the election of nine trustees to the
     Board of Trustees of the Fund (the "Board"). Five of the nine nominees were already serving as trustees of the Fund and the additional nominees had previously served as trustees of the State Street Research Funds. Due to the increased size and complexity of the Fund resulting from the reorganization with the State Street Research Funds, and an increase in the responsibilities of boards of trustees of funds generally, the Board believed it was in the best interest of the Fund to increase the size of the Board. On April 29, 2005, the special meeting of shareholders was held, at which all of the nominees included in the proxy were duly elected to the
     Board.

     The votes for the election of trustees were as follows:

                                              Affirmative    Negative
                                            --------------- ----------
        Bruce R. Bond ....................   3,006,153,475   9,427,152
        Richard S. Davis .................   3,006,504,966   9,075,661
        Peter S. Drotch ..................   3,006,391,368   9,189,259
        Stuart E. Eizenstat ..............   3,005,972,578   9,608,049
        Laurence D. Fink .................   3,006,652,923   8,927,704
        Robert M. Hernandez ..............   3,006,095,141   9,485,487
        Dr Matina Horner .................   3,005,916,103   9,664,525
        Toby Rosenblatt ..................   3,006,157,679   9,422,948
        David R. Wilmerding, Jr. .........   3,006,022,868   9,557,759

(B)  PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent auditor, has been hired as an internal audit supporting service provider by The PNC
     Financial Services Group, Inc. ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain services to PNC and its affiliates which would have caused PwC to no longer be independent with respect to the Fund, PwC declined to stand for re-election as independent auditor of the Fund after the completion of the fiscal 2003 audit.

     The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent registered public accounting firm to audit the Fund's financial statements for fiscal year 2006. A majority of the Fund's Board of
     Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the Fund's fiscal 2006 audit on November 29,
     2005, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

(C)  As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

                                                                              73

                        [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                BlackRock Funds

Investment Adviser
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Sub-Adviser
     BlackRock Financial Management, Inc.
     New York, New York 10022

Custodian
     PFPC Trust Co.
     Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent
     PFPC Inc.
     Wilmington, Delaware 19809

Distributor
     BlackRock Distributors, Inc.
     King of Prussia, Pennsylvania 19406

Co-Administrator
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Counsel
     Simpson Thacher & Bartlett LLP
     New York, New York 10017

Independent Registered Public Accounting Firm
     Deloitte & Touche LLP
     Philadelphia, Pennsylvania 19103

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 441-7762, or on the website of the Securities and Exchange Commission (the "Commission") at
http://www.sec.gov.

Information on how proxies relating to the Fund's voting securities were voted
(if any) by the Advisor during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's
Form N-Q is available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington,
D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                BlackRock Funds

                                 FUND SPECTRUM

BlackRock Funds is a leading mutual fund company currently managing approximately $26 billion in the following portfolios designed to fit a broad range of investment goals. Each portfolio is managed by recognized experts in equity, fixed income, international, and tax-free investing.

STOCK PORTFOLIOS
--------------------------------------
   Investment Trust                      Small Cap Core Equity
   Large Cap Value Equity                Small Cap Growth Equity
   Large Cap Growth Equity               Global Science & Technology
   Dividend Achievers(TM)                 Opportunities
   Legacy                                Global Resources
   Mid-Cap Value Equity                  All-Cap Global Resources
   Mid-Cap Growth Equity                 Health Sciences
   Aurora                                U.S. Opportunities
   Small/Mid-Cap Growth                  International Opportunities
   Small Cap Value Equity                Index Equity

STOCK & BOND PORTFOLIOS
--------------------------------------
   Asset Allocation

BOND PORTFOLIOS
--------------------------------------
   Enhanced Income                       Government Income
   Low Duration Bond                     Inflation Protected Bond
   Intermediate Government Bond          GNMA
   Intermediate Bond                     Managed Income
   Intermediate PLUS Bond                International Bond
   Core Bond Total Return                High Yield Bond
   Core PLUS Total Return

TAX-FREE BOND PORTFOLIOS
--------------------------------------
   UltraShort Municipal                  Ohio Tax-Free Income
   Tax-Free Income                       Delaware Tax-Free Income
   Pennsylvania Tax-Free Income          Kentucky Tax-Free Income
   New Jersey Tax-Free Income

MONEY MARKET PORTFOLIOS
--------------------------------------
   Money Market                          North Carolina Municipal Money Market
   U.S. Treasury Money Market            Ohio Municipal Money Market
   Municipal Money Market                Pennsylvania Municipal Money Market
   New Jersey Municipal Money Market     Virginia Municipal Money Market

                             SHAREHOLDER PRIVILEGES

Account Information
Call us at 1-800-441-7762 to get information about your account balances, recent transactions and share prices. You can also reach us on the web at
www.blackrock.com.

Automatic Investment Plans
Investor Class shareholders who want to invest regularly can arrange to have
$50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans
Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans
Shareholders may make investments in conjunction with Traditional, Rollover,
Roth, Coverdell and Simple IRA's.

Additional Information About the Blackrock Funds
For additional reports or additional information, as well as more current information about portfolio holdings and characteristics, BlackRock Fund shareholders and prospective investors may call 1-800-441-7762.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal
Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.

                                                                       BlackRock
BND-ANN2 11/05

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Strategic Portfolio

Annual Report
September 30, 2005

[GRAPHIC APPEARS HERE]

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE                                                     BlackRock

                                 BlackRock Funds

                               STRATEGIC PORTFOLIO

Portfolio Summary
  Strategic Portfolio I.................... ................................ 1-2
Statement of Net Assets ...................................................... 3
Portfolio Financial Statements

Notes to Financial Statements..... ........................................ 7-11
Report of Independent Registered Public
Accounting Firm ............................................................. 12
Fund Management............................... ........................... 13-17
Additional Information ...................................................... 18

                      PRIVACY PRINCIPLES OF BLACKROCK FUNDS

BlackRock Funds is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock Funds collects, how we protect that information, and why in certain cases we may share such information with select other parties.

BlackRock Funds does not receive any nonpublic personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record owners of BlackRock Funds, BlackRock Funds receives nonpublic personal information on account applications or other forms.
With respect to these shareholders, BlackRock Funds also has access to specific information regarding their transactions in BlackRock Funds.

BlackRock Funds does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders' accounts (for example, to a transfer agent).

BlackRock Funds restricts access to nonpublic personal information about its shareholders to BlackRock employees with a legitimate business need for the information. BlackRock Funds maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

                         BlackRock Strategic Portfolio I

Total Net Assets (9/30/05): $71.3 million

Performance Benchmark:
     Citigroup Non-U.S. World Government Bond Index (Hedged)

Investment Approach:

     Seeks to maximize total return through the investment in a portfolio of investment grade fixed income securities of foreign and U.S. issuers denominated in foreign currencies, baskets of foreign currencies and the U.S. dollar. The
Portfolio normally invests at least 65% of its total assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio intends to primarily invest in developed countries, although it has the ability to invest up to 20% of its total assets in bonds of issuers in emerging market countries. The Portfolio may also invest in non-U.S. currencies. Securities are purchased for the Portfolio when the management team determines that they have the potential for above-average total return. When determining what securities to purchase and sell, the management team considers, among other things, the relative risk versus the potential reward of owning a security; the credit, interest rate and prepayment risk; and general market conditions. In addition, the management team conducts intense credit analysis and review of each security purchased or sold.

Recent Portfolio Management Activity:

     .    The Portfolio underperformed the benchmark for the annual period.

     . Non-U.S.  bond markets  outperformed  during the first half of the annual period,  mainly due to strong performance during the fourth quarter of 2004. The rebound in U.S.  economic growth and the determination of the Federal Reserve to maintain  their  measured  tightening  process  contrasted  with  more  sluggish conditions  in  Europe  and  Japan.  Disappointing  economic  releases  dampened optimism for a significant  European rebound as higher oil prices and the strong euro continued to hamper manufacturing,  resulting in sluggish GDP growth in the entire Euro-zone.  Japan also experienced  disappointing economic news as fourth quarter GDP was  released as a modest  negative  number,  the third  consecutive quarter of negative growth. In the Dollar Bloc, Canadian bonds outperformed U.S.
bonds as the Bank of Canada halted their  tightening  program given the strength of the  Canadian  dollar.  In contrast,  the Reserve  Bank of Australia  and the
Reserve  Bank of New Zealand  both raised  official  rates with a 25 basis point rise to  5.50%  in  Australia  and a 50  basis  point  increase  to 6.75% in New
Zealand.

     .    In the first half of the annual period, the Portfolio remained long duration in New Zealand and Mexico. The Portfolio initiated exposure to Swedish inflation-linked bonds given attractive break-even levels and scope for inflation to build. The Portfolio also held currency positions throughout the period with trades on the pound versus euro, yen versus euro and Mexican peso versus the U.S. dollar.

     .    During the second half of the annual period, economic growth remained lackluster in Europe and market participants expressed doubt regarding the sustainability of the European economic expansion. In contrast, the Bank of
Canada resumed its tightening stance by raising rates 25 basis points to 2.75%
in September. Despite hawkish rhetoric, the Reserve Bank of New Zealand did not raise interest rates in the second half of the annual period. During the latter half of the period, several developments in Japan reinforced the notion of a sustainable economic recovery. The second quarter GDP release highlighted the continued recovery in domestic demand, labor force numbers showed strength and the Nikkei surged more than 20% during the third quarter of 2005.

     .    In the second half of the annual period, the Portfolio sold out of its position in Swedish inflation-linked bonds which benefited performance. The
Portfolio had exposure to New Zealand and Canadian government and corporate bonds. The Portfolio maintained exposure to euro government bonds and had an allocation to intermediate maturity Mexican government bonds. The Portfolio held currency positions in the period, maintaining a position in the yen versus euro.
In addition, the Portfolio had trades on the Swedish Krona versus the euro and yen versus the U.S. dollar during the period.

     COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE STRATEGIC
                                 PORTFOLIO I AND
   THE CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX (HEDGED) FROM INCEPTION.

                                    [LINE CHART]

              Institutional   Citigroup Non-U.S. World Government Index (Hedged)
              -------------   --------------------------------------------------
10/06/1997       $ 10,000                          $ 10,000
12/31/1997         10,141                            10,203
03/31/1998         10,303                            10,515
06/30/1998         10,515                            10,758
09/30/1998         11,084                            11,319
12/31/1998         11,136                            11,381
03/31/1999         11,131                            11,590
06/30/1999         11,164                            11,517
09/30/1999         11,290                            11,572
12/31/1999         11,349                            11,708
03/31/2000         11,478                            11,962
06/30/2000         11,786                            12,179
09/30/2000         12,245                            12,378
12/31/2000         13,268                            12,834
03/31/2001         13,709                            13,186
06/30/2001         13,542                            13,236
09/30/2001         14,144                            13,524
12/31/2001         14,448                            13,617
03/31/2002         14,484                            13,563
06/30/2002         15,350                            13,869
09/30/2002         15,521                            14,326
12/31/2002         16,037                            14,550
03/31/2003         16,070                            14,742
06/30/2003         16,490                            14,935
09/30/2003         16,512                            14,819
12/31/2003         16,566                            14,823
03/31/2004         16,949                            15,071
06/30/2004         16,612                            14,909
09/30/2004         16,956                            15,263
12/31/2004         17,268                            15,591
03/31/2005         17,215                            15,784
06/30/2005         17,738                            16,283
09/30/2005         17,714                            16,337

                      For Period Ending September 30, 2005

     Strategic Portfolio I - Average Annual Return

   1 Year        3 Year       5 Year      From Inception
------------   ----------   ----------   ---------------
    4.47%         4.51%        7.67%               7.43%

Past Performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

                                                                               1

                        Blackrock Strategic Portfolio I

FUND PROFILE

Credit Quality (% of long-term investments)/1/
AAA                                        75.3%
AA                                          6.2
A                                          16.6
BBB                                         1.9
                                          -----
  Total                                   100.0%
                                          =====

Countries (% of long-term investments)
Germany                                    35.5%
Mexico                                     17.3
New Zealand                                11.4
United States                              10.2
Canada                                      9.7
France                                      6.1
Netherlands                                 5.6
Spain                                       4.2
                                          -----
  Total                                   100.0%
                                          =====

Portfolio Statistics
Average maturity (years)                  12.73
Effective Duration/2/                      4.07

----------
/1/  Using the higher of Standard & Poor's ("S&P's") or Moody's Investors
     Service ("Moody's") rating.
/2/  Duration measures a Portfolio's price risk. Each year of duration represents an expected 1% change in the net asset value of the portfolio for every 1% change in interest rates. Effective duration is typically calculated for bonds with embedded options and assumes that expected cash flows will fluctuate as interest rates change.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable.
Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                                    Hypothetical Expenses
                                                           Actual Expenses       (5% return before expenses)
                                                        ---------------------   ----------------------------
                                                         Institutional Class         Institutional Class
                                                        ---------------------   ----------------------------
Beginning Account Value (4/01/05)                           $   1,000.00                $   1,000.00
Ending Account Value (9/30/05)                                  1,029.00                    1,023.88
Expenses Incurred During Period (4/01/05 - 9/30/05)                 1.12                        1.12

For the Institutional share class of the Portfolio, expenses are equal to the annualized expense ratio of 0.22%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2

                                 BlackRock Funds
                             STATEMENT OF NET ASSETS
                         BLACKROCK STRATEGIC PORTFOLIO I

As of September 30, 2005

                                          Par
                            Maturity     (000)       Value
                          ------------ --------- -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 8.2%
  U.S. Treasury Notes
    3.50%(b)
  (Cost $5,974,413)         12/15/09    $ 6,000   $ 5,836,404
                                                  -----------
FOREIGN BONDS - 67.4%
Canada - 7.8%
  Canada Government Bonds (CND)
    3.25%                   12/01/06      2,500     2,153,907
  Province of Ontario, Unsecured Notes (NZD)
    6.25%                   06/16/15      5,000     3,409,790
                                                  -----------
                                                    5,563,697
                                                  -----------
Germany - 28.6%
  Bundesrepublic Deutschland (EUR)
    4.00%                   01/04/37     13,100    16,996,532
  KFW (CND)
    5.05%                   02/04/25      3,700     3,373,166
                                                  -----------
                                                   20,369,698
                                                  -----------
Mexico - 13.9%
  Mexican Fixed Rate Bonds (MXP)
                           12/24/08-
    8.00%                   12/07/23     21,495     1,927,697
                           12/24/09-
    9.00%                   12/20/12     73,850     7,028,834
    9.50%                   12/18/14      9,700       971,361
                                                  -----------
                                                    9,927,892
                                                  -----------
Netherlands - 4.5%
  Kingdom of Netherlands Bonds (EUR)
    4.00%(c)                01/15/37      2,500     3,223,931
                                                  -----------
New Zealand - 9.2%
  General Electric Capital Corp., Senior Unsubor-
    dinated Notes (NZD)
    6.50%                   09/28/15      5,000     3,381,110
  Government of New Zealand (NZD)
    6.00%                   04/15/15      4,500     3,147,468
                                                  -----------
                                                    6,528,578
                                                  -----------
Spain - 3.4%
  Spain Letras del Tesoro (EUR)
    2.02%(d)                12/23/05      2,000     2,400,251
                                                  -----------
TOTAL FOREIGN BONDS
  (Cost $46,788,418)                               48,014,047
                                                  -----------

SHORT TERM INVESTMENTS - 25.5%
  Federal Home Loan Bank, Discount
    Notes
    3.18%(e)                10/03/05    $13,000   $12,997,703
  French Discount Treasury Bills (EUR)
    2.01%                    11/24/05     2,900     3,484,832
  Galileo Money Market Fund               1,731     1,731,091
                                                  -----------
TOTAL SHORT TERM INVESTMENTS
  (Cost $18,199,589)                               18,213,626
                                                  -----------

TOTAL INVESTMENTS IN SECURITIES -  101.1%
  (Cost $70,962,420(a))                            72,064,077
LIABILITIES IN EXCESS OF
  OTHER ASSETS -  (1.1)%                             (778,049)
                                                  -----------
NET ASSETS - 100.0% (Applicable to
 8,116,371 Institutional
 shares outstanding)                              $71,286,028
                                                  ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($71,286,028/8,116,371)                              $ 8.78
                                                       ======

----------

(a)   Cost for Federal income tax purposes is $70,962,888. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                $1,750,702
      Gross unrealized depreciation                  (649,513)
                                                   ----------
                                                   $1,101,189
                                                   ==========

(b)   Securities, or a portion thereof, pledged as collateral with a value of
      $1,459,101 on 277 long U.S. Treasury Note futures contracts and 572 short
      Euro Bobl futures contracts expiring December 2005 and 200 short Canadian
      Bank Acceptance futures contracts expiring March 2006. The value of such contracts on September 30, 2005 was $149,765,092, with an unrealized loss of $242,290 (including commissions of $2,683).
(c)   Security is illiquid. As of September 30, 2005, the Portfolio held 4.5% of its net assets, with a current market value of $3,223,931 in these securities.
(d)   The rate shown is the effective yield on the zero coupon bonds at the time of purchase.
(e)   The rate shown is the effective yield on the discount notes at the time of purchase.

          KEY TO INVESTMENT ABBREVIATIONS

  CND     Canadian Dollar
  EUR     Euro
  MXP     Mexican Peso
  NZD     New Zealand Dollar

See accompanying notes to financial statements.

                                                                               3

                                BlackRock Funds

                             STATEMENT OF OPERATIONS
                         BLACKROCK STRATEGIC PORTFOLIO I

For the year ended September 30, 2005

Investment income:
  Interest ..........................................................................    $  2,959,927
                                                                                         ------------
Expenses:
  Investment advisory fee ...........................................................         139,505
  Administration fee ................................................................         160,431
  Custodian fee .....................................................................          39,573
  Legal and audit fees ..............................................................          23,786
  Transfer agent fee ................................................................          18,039
  Printing ..........................................................................           3,173
  Trustees' fees ....................................................................           2,419
  Other .............................................................................           4,208
                                                                                         ------------
    Total expenses excluding interest expense .......................................         391,134
      Interest expense ..............................................................          10,501
                                                                                         ------------
    Total expenses ..................................................................         401,635
                                                                                         ------------
      Less investment advisory fee waived ...........................................        (139,505)
      Less administration fee waived ................................................        (107,497)
      Less transfer agent fee waived ................................................            (920)
      Less custodian fee waived .....................................................          (2,061)
                                                                                         ------------
    Net expenses ....................................................................         151,652
                                                                                         ------------
Net investment income ...............................................................       2,808,275
                                                                                         ------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Net realized gain (loss) from:
    Investment transactions .........................................................       2,244,027
    Futures contracts ...............................................................        (442,985)
    Foreign currency transactions ...................................................       1,514,041
                                                                                         ------------
                                                                                            3,315,083
                                                                                         ------------
 Change in unrealized appreciation/depreciation from:
   Investments ......................................................................      (1,809,901)
   Futures contracts ................................................................         232,364
   Foreign currency transactions ....................................................      (1,372,468)
                                                                                         ------------
                                                                                           (2,950,005)
                                                                                         ------------
Net gain on investments and foreign currency transactions ...........................         365,078
                                                                                         ------------
Net increase in net assets resulting from operations ................................    $  3,173,353
                                                                                         ============

See accompanying notes to financial statements.

4

                                 BlackRock Funds

                       STATEMENTS OF CHANGES IN NET ASSETS
                         BLACKROCK STRATEGIC PORTFOLIO I

                                                                         For the            For the
                                                                       Year Ended         Year Ended
                                                                         9/30/05            9/30/04
                                                                    ----------------   ----------------
Increase in net assets:
  Operations:
    Net investment income .........................................  $   2,808,275      $   3,051,524
    Net realized gain (loss) on investments, futures contracts and
     foreign currency related transactions ........................      3,315,083           (648,595)
    Net change in unrealized appreciation/depreciation on
     investments, futures contracts and foreign currency related
     transactions .................................................     (2,950,005)          (299,876)
                                                                     -------------      -------------
    Net increase in net assets resulting from operations ..........      3,173,353          2,103,053
                                                                     -------------      -------------
Distributions to shareholders from:
    Net investment income .........................................     (2,808,275)        (1,724,257)
    Capital .......................................................             --         (1,327,267)
                                                                     -------------      -------------
    Total distributions to shareholders ...........................     (2,808,275)        (3,051,524)
                                                                     -------------      -------------
Capital share transactions:
    Shares sold ...................................................     59,016,869         48,655,002
    Shares issued in reinvestment of dividends ....................      2,793,808          3,172,537
    Shares redeemed ...............................................    (58,199,623)       (39,691,524)
                                                                     -------------      -------------
    Net increase in net assets resulting from capital share
     transactions .................................................      3,611,054         12,136,015
                                                                     -------------      -------------
    Total increase in net assets ..................................      3,976,132         11,187,544
                                                                     -------------      -------------
Net assets:
    Beginning of year .............................................     67,309,896         56,122,352
                                                                     -------------      -------------
    End of year ...................................................  $  71,286,028      $  67,309,896
                                                                     =============      =============
End of year undistributed net investment income (distributions in
 excess of net investment income) .................................  $   1,700,677      $    (414,076)

See accompanying notes to financial statements.

                                                                               5

                                 BlackRock Funds

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       For the      For the
                                                                     Year Ended   Year Ended
                                                                       9/30/05      9/30/04
                                                                    ------------ ------------
Per share operating performance:
Net asset value, beginning of year ................................  $   8.75     $   8.85
                                                                       ------      -------
  Net investment income ...........................................      0.36/1/      0.33/1/
  Net realized and unrealized gain (loss) on investments ..........      0.03        (0.10)
                                                                       ------      -------
    Net increase from investment operations .......................      0.39         0.23
                                                                       ------      -------
  Distributions from net investment income ........................     (0.36)       (0.16)
  Distributions from net realized gains ...........................       --            --
  Distributions from capital ......................................       --         (0.17)
                                                                       ------      -------
    Total distributions ...........................................     (0.36)        (0.33)
                                                                       ------      -------
  Net asset value, end of year ....................................    $ 8.78      $  8.75
                                                                       ======      =======
Total Return ......................................................      4.47%        2.69%
Ratios / Supplemental data
Net assets, end of year (in thousands) ............................  $ 71,286     $ 67,310
Ratio of expenses to average net assets ...........................      0.22%        0.42%
Ratio of expenses to average net assets (excluding interest
 expense) .........................................................      0.20%        0.23%
Ratio of expenses to average net assets (excluding waivers) .......      0.58%        0.71%
Ratio of net investment income to average net assets ..............      4.03%        3.80%
Ratio of net investment income to average net assets (excluding
 waivers) .........................................................      3.67%        3.51%
Portfolio turnover ................................................       223%         203%

                                                                       For the      For the     For the
                                                                     Year Ended   Year Ended   Year Ended
                                                                     9/30/03/2/   9/30/02/2/   9/30/01/2/
                                                                    ------------ ------------ -----------
Per share operating performance:
Net asset value, beginning of year ................................  $  8.87       $  9.20      $  8.63
                                                                     -------       -------     --------
  Net investment income ...........................................     0.42          0.42         0.72
  Net realized and unrealized gain (loss) on investments ..........     0.13          0.40         0.58
                                                                      -------      -------     --------
    Net increase from investment operations .......................     0.55          0.82         1.30
                                                                     -------       -------     --------
  Distributions from net investment income ........................    (0.57)        (1.15)       (0.65)
  Distributions from net realized gains ...........................       --            --        (0.08)
  Distributions from capital ......................................       --            --           --
                                                                     -------       -------     --------
    Total distributions ...........................................    (0.57)        (1.15)       (0.73)
                                                                     -------       -------     --------
  Net asset value, end of year ....................................  $  8.85       $  8.87      $  9.20
                                                                     =======       =======     ========
Total Return ......................................................     6.39%         9.74%       15.51%
Ratios / Supplemental data
Net assets, end of year (in thousands) ............................ $ 56,122      $ 31,253     $ 33,297
Ratio of expenses to average net assets ...........................     0.26%         0.85%        0.27%
Ratio of expenses to average net assets (excluding interest
 expense) .........................................................     0.26%         0.26%        0.26%
Ratio of expenses to average net assets (excluding waivers) .......     0.50%         1.15%        0.60%
Ratio of net investment income to average net assets ..............     3.89%         4.73%        5.82%
Ratio of net investment income to average net assets (excluding
 waivers) .........................................................     3.65%         4.43%        5.49%
Portfolio turnover ................................................      235%          180%         189%

----------
/1/  Calculated using the average shares outstanding method.
/2/  Audited by other auditors.

See accompanying notes to financial statements.

6

                                 BlackRock Funds

                          NOTES TO FINANCIAL STATEMENTS

(A)  Organization

     BlackRock Funds(SM)(the "Fund") was organized on December 22, 1988 as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 50 investment portfolios. These financial statements relate to the
Fund's Strategic Portfolio I (the "Portfolio"). The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

     Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.
However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

     Investment Valuation -- Valuation of investments held by the Portfolio is as follows: fixed income investments are valued by using market quotations or prices provided by market makers; a portion of the fixed income investments are valued utilizing one or more pricing services approved by the Board of Trustees
(the "Board"); an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m.
(Eastern time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment advisor under the supervision of the Board determines that such method does not represent fair value. Any assets which are denominated in a
non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value
("Fair Value Assets"). The investment advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board.

     When determining the price for a Fair Value Asset, the investment advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the advisor deems relevant.

     Dividends to Shareholders: Dividends from net investment income are declared by the Portfolio each day on "settled" shares (i.e. shares for which the Portfolio has received payment) and are paid monthly. Over the course of a year, substantially all of the Portfolio's net investment income will be declared as dividends. Net realized capital gains, if any, are distributed at least annually.

     Foreign Currency Translation: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S.
dollars on the following basis:

     (I) Market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) Purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Portfolio isolates that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The Portfolio reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     Forward Foreign Currency Contracts: The Portfolio enters into forward foreign currency contracts. These contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. Such contracts, which protect the value of the Portfolio's investment securities against a decline in the value of currency, do not eliminate fluctuations in the underlying prices of the securities. They

                                                                               7

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Continued)

simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The aggregate principal amounts of the contracts are not recorded as the
Portfolio intends to settle the contracts prior to delivery. Under the terms of foreign currency contracts open at September 30, 2005, the Portfolio is obligated to deliver or receive currency in exchange for U.S. dollars as indicated below:

                                                                                                            Unrealized
                                                                                                             Foreign
                                                                                          Value At           Exchange
 Settlement Date   Currency Amount          Currency Sold          Contract Amount   September 30, 2005    Gain (Loss)
----------------- ----------------- ----------------------------- ----------------- -------------------- ---------------
     10/20/05         21,308,329    Euro ........................    $ 25,793,854       $ 25,724,303       $    69,551
     10/21/05          4,500,000    Euro ........................       5,506,722          5,432,873            73,849
     10/25/05         45,404,000    Swedish Krona ...............       5,867,768          5,888,374           (20,606)
     10/25/05        127,134,938    Mexican Peso ................      11,714,148         11,736,053           (21,905)
     10/27/05         16,236,000    New Zealand Dollar ..........      10,957,197         11,203,424          (246,227)
     10/28/05          6,545,785    Canadian Dollar .............       5,510,488          5,643,591          (133,103)
     11/25/05         10,650,000    Euro ........................      12,996,681         12,881,389           115,292
                                                                     ------------       ------------       -----------
                                                                     $ 78,346,858       $ 78,510,007       $  (163,149)
                                                                     ============       ============       ===========

                                                                                                             Unrealized
                                                                                                              Foreign
                                                                                          Value At            Exchange
 Settlement Date   Currency Amount         Currency Bought         Contract Amount   September 30, 2005     Gain (Loss)
----------------- ----------------- ----------------------------- ----------------- -------------------- -----------------
     10/20/05           5,203,490   Euro ........................    $  6,371,271       $  6,281,871       $     (89,400)
     10/25/05          45,404,335   Swedish Krona ...............       6,027,513          5,888,418            (139,095)
     10/26/05          21,660,000   Mexican Peso ................       2,013,105          1,999,473             (13,632)
     10/27/05           2,405,755   New Zealand Dollar ..........       1,667,095          1,660,058              (7,037)
     10/27/05          84,881,564   Japanese Yen ................         762,739            751,320             (11,419)
     10/28/05              78,360   Canadian Dollar .............          67,152             67,560                 408
     11/25/05       4,604,719,600   Japanese Yen ................      42,170,259         40,890,617          (1,279,642)
                                                                     ------------       ------------       -------------
                                                                     $ 59,079,134       $ 57,539,317       $  (1,539,817)
                                                                     ============       ============       =============

     Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss is determined by use of specific identification method, generally first in first out, for both financial reporting and federal income purposes.
Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

     Reverse Repurchase Agreements: The Portfolio may enter into reverse repurchase agreements with qualified third party brokers-dealers as determined by and under the direction of the Board. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. There were no reverse repurchase agreements held by the Portfolio at September 30, 2005.

     Futures Transactions: The Portfolio invests in futures contracts typically as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use these instruments for leverage. These futures contracts obligate a portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the
Portfolio each day (daily variation margin) and are recorded as cumulative unrealized gains or losses until the contracts are closed. When contracts are closed, the

8

                                BlackRock Funds

                   NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     Financing Transactions: The Portfolio may enter into financing transactions consisting of a sale by the Portfolio of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is an adjustment to interest income.
If the counterparty to whom the Portfolio sells the security becomes insolvent, a Portfolio's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

     Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America
("generally accepted accounting principles") requires the use of management estimates. Actual results could differ from the estimates.

     Other: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

     Some countries in which the Portfolio invests require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for the other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

     The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the
United States. Consequently, acquisition and disposition of securities by the
Portfolio may be inhibited.

(C)  Transactions with Affiliates and Related Parties

     Pursuant to an Investment Advisory Agreement, BlackRock Financial
Management, Inc. ("BlackRock"), a wholly-owned subsidiary of BlackRock, Inc., serves as investment adviser to the Portfolio. For its advisory services,
BlackRock is entitled to receive fees, computed daily and paid monthly, at the annual rate of 0.20% of the Portfolio's average daily net assets.

     BlackRock has contractually agreed to waive or reimburse all of its advisory fees for the Portfolio until February 1, 2006, and may reimburse the
Portfolio for certain operating expenses.

     In the interest of limiting the expenses of the Portfolio, BlackRock and the Portfolio have entered into a series of annual expense limitation agreements. The agreements set a limit on certain operating expenses of the
Portfolio for the next year and require BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions and other extraordinary expenses).

     BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.26% of the Portfolio's average daily net assets.
This agreement is reviewed annually by the Fund's Board.

     If in the following two years the operating expenses of the Portfolio that previously received a waiver on reimbursement from BlackRock are less than the expense limit for the Portfolio, the Portfolio is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1)
the Portfolio has more than $50 million in assets, (2) BlackRock continues to be the Portfolio's investment advisor and (3) the Board of Trustees of the Fund has approved the payments to BlackRock at the previous quarterly meeting.

     At September 30, 2005, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                                    Total Waivers
               Expiring             Expiring          Subject to
           January 31, 2007     January 31, 2008     Reimbursement
          ------------------   ------------------   --------------
              $   158,645           $ 159,931          $ 318,576

                                                                               9

                                BlackRock Funds

                   NOTES TO FINANCIAL STATEMENTS (Continued)

     PFPC Inc. ("PFPC"), an indirect subsidiary of The PNC Financial Services
Group, Inc., and BlackRock Advisors, Inc. ("BAI"), act as co-administrators for the Portfolio. For theses services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Portfolio, at the following annual rates:
0.085% of the first $500 million, 0.075% of the next $500 million and 0.065% of assets in excess of $1 billion. In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of the Portfolio's Institutional share class: 0.145% of the first $500 million,
0.135% of the next $500 million and 0.125% of assets in excess of $1 billion.

     PFPC and BAI may, at their discretion, waive all or any portion of their administration fees for the Portfolio's Institutional Share Class.

     In addition, PFPC Trust Co., an indirect wholly-owned subsidiary of The PNC
Financial Services Group, Inc., serves as custodian for the Portfolio. PFPC serves as transfer and dividend disbursing agent. The annual transfer agent fee will not exceed 0.018% of the average daily net assets of the Portfolio plus per account fees and disbursements.

     At year ended September 30, 2005, affiliated payables were as follows:

                        PFPC/(1)/ .............. $ 7,502
                        BlackRock/(2)/ .........   9,084

----------
(1)  -- payables to PFPC are for Accounting, Administration, Custody and
     Transfer Agent services.
(2)  -- payables to BlackRock are for Advisory and Administration services.

(D)  Purchase and Sales of Securities

     For the year ended September 30, 2005, purchases and sales of investment securities, other than short-term investments and government securities, were
$116,951,061 and $134,534,130, respectively. For the year ended September 30,
2005, purchases and sales of government securities were $54,053,658 and
$17,100,873, respectively.

(E)  Capital Shares

     Transactions in capital shares for each period were as follows:

                                                          For the         For the
                                                         Year Ended      Year Ended
                                                          9/30/05         9/30/04
                                                      --------------- ---------------
Shares sold ........................................      6,719,554       5,536,840
Shares issued in reinvestment of dividends .........        316,853         361,760
Shares redeemed ....................................     (6,614,510)     (4,547,851)
                                                         ----------      ----------
Net increase .......................................        421,897       1,350,749
                                                         ==========      ==========

     On September 30, 2005, four shareholders held approximately 65% of the outstanding shares of the Portfolio. Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

(F)  At September 30, 2005, net assets consisted of:

Capital paid-in .............................................   $ 69,297,092
End of period undistributed net investment income                  1,700,677
Accumulated net realized gain on investment transactions and
 foreign currency related transactions ......................        648,931
Net unrealized depreciation on investment transactions and
 foreign currency related transactions ......................       (360,672)
                                                                ------------
                                                                $ 71,286,028
                                                                ============

(G)  Federal Tax Information

     No provision is made for Federal taxes as it is the Fund's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal
Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. Short-term capital and foreign currency gain distributions that are reported in

10

                                 BlackRock Funds

                    NOTES TO FINANCIAL STATEMENTS (Concluded)

the Statement of Changes in Net Assets are reported as ordinary income for
Federal income tax purposes. There were no short-term or long-term capital gain distributions for the year ended September 30, 2005.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of September 30, 2005, attributable to realized foreign currency gains/(losses), foreign futures realized gains/(losses), and distribution reclasses were reclassified to the following accounts:

                    Increase            Increase
                   (Decrease)          (Decrease)
                   Accumulated        Undistributed
                  Net Realized        Net Investment
                      Gain                Income
               ------------------     ---------------
                 $   (2,114,753)       $2,114,753

     The tax character of distributions paid during the year ended September 30,
2005 and the tax character of distributions paid during the year ended September
30, 2004 were as follows:

                                                     Tax
                 Ordinary         Long-term        Return           Total
    Date          Income        Capital Gain     Of Capital     Distributions
-----------   --------------   --------------   ------------   --------------
  9/30/05      $ 2,097,256        $ 711,019      $       --     $ 2,808,275
  9/30/04        1,724,257               --       1,327,267       3,051,524

     As of September 30, 2005, the tax components of distributable earnings/(accumulated losses) were as follows:

        Undistributed     Undistributed     Accumulated      Post-
           Ordinary         Long-Term         Capital       October
            Income         Capital Gain        Losses       Losses
       ---------------   ---------------   -------------   --------
              $--           $ 196,391           $--           $--

     For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $539,578 of the Portfolio's capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended September 30, 2005.

                                                                              11

                                 BlackRock Funds

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of BlackRock Funds:

We have audited the accompanying statement of net assets of the Strategic
Portfolio I [one of the fifty portfolios constituting BlackRock Funds (the
"Fund"), the "Portfolio"], as of September 30, 2005 and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for the periods ended September 30, 2003, September
30, 2002 and September 30, 2001 were audited by other auditors whose report, dated November 26, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Portfolio as of September 30, 2005, the results of its operations, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
November 25, 2005

12

                                BlackRock Funds

                          FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 825-2257. Institutional and service share class investors should call (800) 441-7450.

                                      Term Of
                       Position(s)  Office/(1)/
   Name, Address and    Held with   and Length
          Age              Fund      of Time
                                      Served
------------------------------------------------
                INTERESTED TRUSTEES
------------------------------------------------
Richard S. Davis/(3)/  Trustee       Since 2005
BlackRock, Inc.
40 E. 52nd Street
New York, NY 10022
Age: 59
-----------------------------------------------
Laurence D. Fink/(4)/  Trustee       Since 2000
BlackRock, Inc.
40 E. 52nd Street
New York, NY 10022
Age: 52
-----------------------------------------------
                                                                 Number of
                                                                Portfolios                           Total Fund
                                                                  in Fund            Other          Compensation
                                                                 Complex/(2)/     Directorships        for the
   Name, Address and            Principal Occupation(s)           Overseen           Held by         Year Ending
          Age                   During Past Five Years           by Trustee          Trustee           9/30/05
-----------------------------------------------------------------------------------------------------------------
                                                INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------

Richard S. Davis/(3)/ Managing Director, BlackRock, Inc.            55      None                              N/A
BlackRock, Inc.       (since 2005); Chief Executive Officer,    (includes
40 E. 52nd Street     State Street Research &                       50
New York, NY 10022    Management Company (2000-2005);           Portfolios
Age: 59               Chairman of the Board of Trustees,       of the Fund
                      State Street Research mutual funds          and 5
                      ("SSR Funds") (2000-2005); Senior         Portfolios
                      Vice President, Metropolitan Life             of
                      Insurance Company (1999-2000);            BlackRock
                      Chairman, SSR Realty (2000-2004).            Bond
                                                                Allocation
                                                                  Target
                                                                 Shares)
-----------------------------------------------------------------------------------------------------------------
Laurence D. Fink/(4)/ Director, Chairman and Chief                  55      Director, BlackRock,              N/A
BlackRock, Inc.       Executive Officer of BlackRock, Inc.      (includes   Inc.
40 E. 52nd Street     since its formation in 1998 and of            50
New York, NY 10022    BlackRock, Inc.'s predecessor             Portfolios
Age: 52               entities since 1988; Chairman of the     of the Fund
                      Management Committee; formerly,             and 5
                      Managing Director of the First            Portfolios
                      Boston Corporation, Member of its             of
                      Management Committee, Co-head of          BlackRock
                      its Taxable Fixed Income Division            Bond
                      and Head of its Mortgage and Real         Allocation
                      Estate Products Group; Chairman of          Target
                      the Board of Nomura BlackRock              Shares)
                      Asset Management and several of
                      BlackRock's alternative investment
                      vehicles; Director of several of
                      BlackRock's offshore funds;
                      Co-Chairman of the Board of
                      Trustees of Mount Sinai-NYU;
                      Co-Chairman of the Board of
                      Trustees of NYU Hospitals Center;
                      member of the Board of Trustees of
                      NYU; member of the Board of
                      Executives of the New York Stock
                      Exchange, and Trustee of the
                      American Folk Art Museum.
-----------------------------------------------------------------------------------------------------------------

                                                                              13

                                 BlackRock Funds

                     FUND MANAGEMENT (Unaudited) (Continued)

                                                     Term of
                                    Position(s)     Office/(1)/
        Name, Address and            Held with     and Length
               Age                     Fund          of Time
                                                     Served
---------------------------------------------------------------
                     DISINTERESTED TRUSTEES
---------------------------------------------------------------
Bruce R. Bond                   Trustee          Since 2005
c/o BlackRock Funds
100 Bellevue Parkway
Wilmington, DE 19809
Age: 59
----------------------------------------------------------------
Peter S. Drotch                 Trustee          Since 2005
c/o BlackRock Funds
100 Bellevue Parkway
Wilmington, DE 19809
Age: 64
----------------------------------------------------------------
Honorable Stuart E. Eizenstat   Trustee and      Since 2001
Covington & Burling             Chairman of
1201 Pennsylvania Avenue,       the Nominating
NW                              Committee
Washington, DC 20004
Age: 62
----------------------------------------------------------------
Robert M. Hernandez             Trustee, Vice    Since 1996
c/o BlackRock Funds             Chairman of
100 Bellevue Parkway            the Board and
Wilmington, DE 19809            Chairman of
Age: 61                         the Audit
                                Committee
----------------------------------------------------------------

                                                                          Number of
                                                                          Portfolios                             Total Fund
                                                                           in Fund              Other           Compensation
                                                                         Complex/(2)/       Directorships          for the
        Name, Address and                Principal Occupation(s)           Overseen            Held by          Year Ending
               Age                       During Past Five Years           by Trustee           Trustee             9/30/05
-----------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
Bruce R. Bond                   Retired; Trustee and member of the          55       Director, Avaya, Inc.           $ 84,600
c/o BlackRock Funds             Governance Committee, SSR Funds         (includes    (information
100 Bellevue Parkway            ( 1997-2005).                               50       technology).
Wilmington, DE 19809                                                    Portfolios
Age: 59                                                                of the Fund
                                                                          and 5
                                                                        Portfolios
                                                                            of
                                                                        BlackRock
                                                                           Bond
                                                                        Allocation
                                                                          Target
                                                                         Shares)
-----------------------------------------------------------------------------------------------------------------------------
Peter S. Drotch                 Retired; Trustee and member of the          55       Director, First                 $ 84,600
c/o BlackRock Funds             Audit Committee, SSR Funds              (includes    Marblehead Corp.
100 Bellevue Parkway            (2003-2005); Partner, Pricewater-           50       (student loan
Wilmington, DE 19809            houseCoopers LLP (accounting firm)      Portfolios   processing and
Age: 64                         ( 1964-2000).                          of the Fund   securitization);
                                                                          and 5      Trustee, University of
                                                                        Portfolios   Connecticut; Trustee,
                                                                            of       Huntington Theatre.
                                                                        BlackRock
                                                                           Bond
                                                                        Allocation
                                                                          Target
                                                                         Shares)
-----------------------------------------------------------------------------------------------------------------------------
Honorable Stuart E. Eizenstat   Partner, Covington & Burling (law           55       Director, Mirant                $130,100
Covington & Burling             firm) (2001-Present); Deputy            (includes    Corporation; Advisory
1201 Pennsylvania Avenue,       Secretary of the Treasury                   50       Board member, The
NW                              (1999-2001); Under Secretary of         Portfolios   Coca-Cola Company;
Washington, DC 20004            State for Economic, Business and       of the Fund   Advisory Board
Age: 62                         Agricultural Affairs (1997-1999);         and 5      member, Group
                                Under Secretary of Commerce for         Portfolios   Menatep; Advisory
                                International Trade (1996-1997);            of       Board member, BT
                                U.S. Ambassador to the European         BlackRock    Americas.
                                Union (1993-1996); Chairman,               Bond
                                International Board of Governors,       Allocation
                                Weizmann Institute of Science.            Target
                                                                         Shares)
-----------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez             Retired; Director (1991-2001), Vice         55       Lead Director, ACE              $140,100
c/o BlackRock Funds             Chairman and Chief Financial Officer    (includes    Limited (insurance
100 Bellevue Parkway            (1994-2001), Executive Vice                 50       company); Director
Wilmington, DE 19809            President-Accounting and Finance        Portfolios   and Chairman of the
Age: 61                         and Chief Financial Officer            of the Fund   Board, RTI
                                (1991-1994), USX Corporation (a           and 5      International Metals,
                                diversified company principally         Portfolios   Inc.: Director, Eastman
                                engaged in energy and steel                 of       Chemical Company.
                                businesses).                            BlackRock
                                                                           Bond
                                                                        Allocation
                                                                          Target
                                                                         Shares)
-----------------------------------------------------------------------------------------------------------------------------

14

                                 BlackRock Funds

                     FUND MANAGEMENT (Unaudited) (Continued)

                                                Term of
                               Position(s)    Office/(1)/
     Name, Address and          Held with     and Length
            Age                   Fund          of Time
Served
---------------------------------------------------------
Dr. Matina Horner          Trustee and        Since 2004
c/o BlackRock Funds        Chairperson of
100 Bellevue Parkway       the Governance
Wilmington, DE 19809       Committee
Age: 66
---------------------------------------------------------
Toby Rosenblatt            Trustee            Since 2005
c/o BlackRock Funds
100 Bellevue Parkway
Wilmington, DE 19809
Age: 67
---------------------------------------------------------
David R. Wilmerding, Jr.   Trustee and        Since 1996
c/o BlackRock Funds        Chairperson of
100 Bellevue Parkway       the Board
Wilmington, DE 19809
Age: 70
---------------------------------------------------------
                                                                      Number of
                                                                      Portfolios                                 Total Fund
                                                                       in Fund               Other              Compensation
                                                                      Complex/(2)/       Directorships            for the
     Name, Address and              Principal Occupation(s)            Overseen             Held by              Year Ending
            Age                     During Past Five Years            by Trustee            Trustee               9/30/05
-----------------------------------------------------------------------------------------------------------------------------
Dr. Matina Horner          Retired; Executive Vice President of         55        Chair of the Board of              $104,550
c/o BlackRock Funds        Teachers Insurance and Annuity           (includes     the Massachusetts
100 Bellevue Parkway       Association and College Retirement           50        General Hospital
Wilmington, DE 19809       Equities Fund (TIAA-CREF)                Portfolios    Institute of Health
Age: 66                    ( 1989-2003).                           of the Fund    Professions; Chair of
                                                                      and 5       the Board of the
                                                                    Portfolios    Greenwall Foundation;
                                                                        of        Trustee, Century
                                                                    BlackRock     Foundation (formerly
                                                                       Bond       The Twentieth Century
                                                                    Allocation    Fund); Director, N
                                                                      Target      STAR (formerly called
                                                                     Shares)      Boston Edison);
                                                                                  Director, The Neiman
                                                                                  Marcus Group;
                                                                                  Honorary Trustee,
                                                                                  Massachusetts
                                                                                  General Hospital
                                                                                  Corporation.
-----------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt            President, Founders Investment Ltd.          55        Director, A.P. Pharma,             $ 84,600
c/o BlackRock Funds        (private investments) (since 1999);      (includes     Inc.
100 Bellevue Parkway       Trustee, SSR Funds (1993-2003).              50
Wilmington, DE 19809                                                Portfolios
Age: 67                                                            of the Fund
                                                                      and 5
                                                                    Portfolios
                                                                        of
                                                                    BlackRock
                                                                       Bond
                                                                    Allocation
                                                                      Target
                                                                     Shares)
-----------------------------------------------------------------------------------------------------------------------------
David R. Wilmerding, Jr.   Chairman, Wilmerding & Associates,           56        None                               $135,100
c/o BlackRock Funds        Inc. (investment advisers) (since        (includes
100 Bellevue Parkway       1989); Chairman, Coho Partners,              50
Wilmington, DE 19809       Ltd. (investment advisers) (since        Portfolios
Age: 70                    2003); Director, Beaver Management      of the Fund,
                           Corporation (land management            5 Portfolios
                           corporation); Managing General               of
                           Partner, Chestnut Street Exchange        BlackRock
                           Fund.                                       Bond
                                                                    Allocation
                                                                      Target
                                                                    Shares and
                                                                   1 Portfolio
                                                                   of Chestnut
                                                                      Street
                                                                     Exchange
                                                                   Fund, which
                                                                    is managed
                                                                        by
                                                                    BlackRock
                                                                    Financial
                                                                    Management
                                                                     Inc. and
                                                                    BlackRock
                                                                  Institutional
                                                                    Management
                                                                  Corporation.)
-----------------------------------------------------------------------------------------------------------------------------

                                                                              15

                                 BlackRock Funds

                     FUND MANAGEMENT (Unaudited) (Continued)

                                                    Term of                                                       Total Fund
                                                   Office/(5)/                                                  Compensation
                                   Position(s)     and Length                                                      for the
       Name, Address and            Held with       of Time                 Principal Occupation(s)              Year Ending
              Age                     Fund           Served                 During Past Five Years                 9/30/05
-----------------------------------------------------------------------------------------------------------------------------
                                                 OFFICERS WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------
Anne Ackerley              Vice President   Since 2003    Managing Director, BlackRock, Inc. (since May                  N/A
BlackRock, Inc.                             (previously   2000); First Vice President and Operating
40 E. 52nd Street                           served as     Officer, Mergers and Acquisitions Group
New York, NY 10022                          Assistant     (1997-2000), First Vice President and Operating
Age: 43                                     Secretary     Officer, Public Finance Group (1995-1997), and
                                            since         First Vice President, Emerging Markets Fixed
                                            2000)         Income Research (1994-1995), Merrill Lynch &
                                                          Co.
-----------------------------------------------------------------------------------------------------------------------------
Edward Baer                Assistant        Since 2005    Director and Senior Counsel of BlackRock, Inc.                 N/A
BlackRock, Inc.            Secretary                      (since 2004); Associate, Willkie Farr &
40 E. 52nd Street                                         Gallagher LLP (2000-2004); Associate, Morgan
New York, NY 10022                                        Lewis & Bockius LLP (1995-2000).
Age: 37
Bart Battista              Chief            Since 2004    Chief Compliance Officer and Anti-Money                   $368,547
BlackRock, Inc.            Compliance                     Laundering Compliance Officer of BlackRock,
40 E. 52nd Street          Officer and                    Inc. (since 2004); Managing Director (since
New York, NY 10022         Anti-Money                     2003), and Director (1998-2002) of BlackRock,
Age: 46                    Laundering                     Inc.; Compliance Officer at Moore Capital
                           Compliance                     Management (1995-1998).
                           Officer
-----------------------------------------------------------------------------------------------------------------------------
Ellen L. Corson            Assistant        Since 1998    Senior Director and Vice President of Fund                     N/A
PFPC Inc.                  Treasurer                      Accounting and Administration, PFPC Inc.
103 Bellevue Parkway                                      (since 2003); Vice President and Director of
Wilmington, DE 19809                                      Mutual Fund Accounting and Administration,
Age: 41                                                   PFPC Inc. (since November 1997); Assistant
                                                          Vice President, PFPC Inc. (March
                                                          1997-November 1997); Senior Accounting
                                                          Officer, PFPC Inc. (March 1993-March 1997).
-----------------------------------------------------------------------------------------------------------------------------
Henry Gabbay               President        Since 2005    Managing Director, BlackRock, Inc. (since                      N/A
BlackRock, Inc.                                                 1989).
40 E. 52nd Street
New York, NY 10022
Age: 57
Brian P. Kindelan          Secretary        Since 1997    Managing Director and Senior Counsel (since                    N/A
BlackRock Advisors, Inc.                                  January 2005), Director and Senior Counsel
100 Bellevue Parkway                                      (2001-2004) and Vice President and Senior
Wilmington, DE 19809                                      Counsel (1998-2000), BlackRock Advisors,
Age: 46                                                   Inc.; Senior Counsel, PNC Bank Corp. May
                                                          1995-April 1998).
-----------------------------------------------------------------------------------------------------------------------------
William McGinley           Treasurer        Since 2005    Managing Director of BlackRock, Inc. (since                    N/A
BlackRock, Inc.                                           2004); Partner, PricewaterhouseCoopers LLP
100 Bellevue Parkway                                      ( 1990-2004).
Wilmington, DE 19809
Age: 38
-----------------------------------------------------------------------------------------------------------------------------
Vincent Tritto             Assistant        Since 2003    Managing Director and Assistant Secretary                      N/A
BlackRock, Inc.            Secretary                      (since January 2005) and Director and Senior
40 E. 52nd Street                                         Counsel (2002-2004) of BlackRock, Inc.
New York, NY 10022                                        Executive Director (2000-2002) and Vice
Age: 44                                                   President (1998-2000), Morgan Stanley & Co.
                                                          Incorporated and Morgan Stanley Asset
                                                          Management Inc. and officer of various Morgan
                                                          Stanley-sponsored investment vehicles:
                                                          Counsel (1998); Associate (1988-1997),
                                                          Rogers & Wells LLP, New York, NY.
-----------------------------------------------------------------------------------------------------------------------------

16

                                 BlackRock Funds

                     FUND MANAGEMENT (Unaudited) (Concluded)

(1)  Each Trustee holds office for an indefinite term until the earlier of (1)
     the next meeting of  shareholders  at which  Trustees are elected and until his or her  successor is elected and  qualified and (2) such time as such
     Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust.
(2)  A Fund Complex means two or more registered  investment companies that hold themselves out to investors as related companies for purposes of investment and investor  services,  that have a common investment adviser or that have an  investment  adviser  that is an  affiliated  person  of the  investment adviser of any of the other registered investment companies.
(3)  Mr.  Davis is an  interested  person  of the Fund  due to his  position  at
     BlackRock, Inc.
(4)  Mr.  Fink is an  interested  person  of the  Fund  due to his  position  at
     BlackRock, Inc.
(5)  Each officer holds office for an indefinite term until the earlier of (1)
     the next meeting of trustees at which his or her successor is appointed and
     (2) such time as such officer resigns or his or her term as an officer is
     terminated  in  accordance   with  the  Fund's  code  of  regulations   and
     Declaration of Trust.

                                                                              17

                                 BlackRock Funds

                       ADDITIONAL INFORMATION (Unaudited)

(A)  A proxy statement was sent to shareholders of all portfolios of the Fund asking them to consider and vote upon the election of nine trustees to the
     Board of Trustees of the Fund (the "Board"). Five of the nine nominees were already serving as trustees of the Fund and the additional nominees had previously served as trustees of the State Street Research Funds. Due to the increased size and complexity of the Fund resulting from the reorganization with the State Street Research Funds, and an increase in the responsibilities of boards of trustees of funds generally, the Board believed it was in the best interest of the Fund to increase the size of the Board. On April 29, 2005, the special meeting of shareholders was held, at which all of the nominees included in the proxy were duly elected to the
     Board.

     The votes for the election of trustees were as follows:

                                              Affirmative    Negative
                                            --------------- ----------
        Bruce R. Bond ....................  3,006,153,475   9,427,152
        Richard S. Davis .................  3,006,504,966   9,075,661
        Peter S. Drotch ..................  3,006,391,368   9,189,259
        Stuart E. Eizenstat ..............  3,005,972,578   9,608,049
        Laurence D. Fink .................  3,006,652,923   8,927,704
        Robert M. Hernandez ..............  3,006,095,141   9,485,487
        Dr Matina Horner .................  3,005,916,103   9,664,525
        Toby Rosenblatt ..................  3,006,157,679   9,422,948
        David R. Wilmerding, Jr. .........  3,006,022,868   9,557,759

(B)  PricewaterhouseCoopers LLP ("PwC"), the Fund's former independent registered public accounting firm, has been hired as an internal audit supporting service provider by The PNC Financial Services Group, Inc.
     ("PNC"), the parent company of the Fund's investment adviser and certain other service providers. In order to provide certain services to PNC and its affiliates which would have caused PwC to no longer be independent with respect to the Fund, PwC declined to stand for re-election as independent registered public accounting firm of the Fund after the completion of the fiscal 2003 audit.

     The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent registered public accounting firm to audit the Fund's financial statements for fiscal year 2006. A majority of the Fund's Board of
     Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the Fund's fiscal 2006 audit on November 29,
     2005, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

(C)  As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

18

                                BlackRock Funds

Investment Adviser
     BlackRock Financial Management, Inc.
     New York, New York 10022

Custodian
     PFPC Trust Co.
     Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent
     PFPC Inc.
     Wilmington, Delaware 19809

Distributor
     BlackRock Distributors, Inc.
     King of Prussia, Pennsylvania 19406

Co-Administrator
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Counsel
     Simpson Thacher & Bartlett LLP
     New York, New York 10017

Independent Registered Public Accounting Firm
     Deloitte & Touche LLP
     Philadelphia, Pennsylvania 19103

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-441-7762, or on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.

Information on how proxies relating to the Fund's voting securities were voted
(if any) by the Advisor during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's
Form N-Q is available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington,
D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal
Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.
                                                                       BlackRock
STRAT-ANN 11/05

ALTERNATIVES BLACKROCK SOLUTIONS EQUITIES FIXED INCOME LIQUIDITY REAL ESTATE

BlackRock Funds
Exchange Portfolio

Annual Report
September 30, 2005

[GRAPHIC APPEARS HERE]

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE                                                      BlackRock

                                BlackRock Funds

                               EXCHANGE PORTFOLIO

Shareholder Letter .........................................................1
Portfolio Summary
     Exchange Portfolio ..................................................2-3
Statement of Net Assets ....................................................4
Portfolio Financial Statements

Notes to Financial Statements ...........................................8-12
Report of Independent Registered Public Accounting Firm ...................13
Fund Management ........................................................14-18
Additional Information ....................................................19

                     PRIVACY PRINCIPLES OF BLACKROCK FUNDS

BlackRock Funds is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock Funds collects, how we protect that information, and why in certain cases we may share such information with select other parties.

BlackRock Funds does not receive any nonpublic personal information relating to its shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record owners of BlackRock Funds, BlackRock Funds receives nonpublic personal information on account applications or other forms.
With respect to these shareholders, BlackRock Funds also has access to specific information regarding their transactions in BlackRock Funds.

BlackRock Funds does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders' accounts (for example, to a transfer agent).

BlackRock Funds restricts access to nonpublic personal information about its shareholders to BlackRock employees with a legitimate business need for the information. BlackRock Funds maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our shareholders.

                         BlackRock Exchange Portfolio

September 30, 2005

Dear Shareholder,

     We are pleased to present the Annual Report of the BlackRock Exchange
Portfolio for the period ended September 30, 2005. On January 31, 2005, the
State Street Research Funds reorganized into BlackRock Funds and we at
BlackRock would like to welcome the former State Street Research Funds shareholders and our new shareholders to the BlackRock Funds Family.

     The Annual Report includes important information on the Portfolio:

..   Portfolio Summary - discusses recent portfolio management activity and highlights total returns.

..   Fund Profile - displays characteristics of the Portfolio's holdings as of
    September 30, 2005.

..   Expense Example - discusses costs in a shareholder account and provides information for a shareholder to estimate his or her expenses and to compare expenses of the Portfolio to other funds.

..   Statement of Net Assets - lists portfolio holdings and includes each holding's market value and number of shares as of September 30, 2005. The
    Statement of Net Assets also contains the net asset value for the
    Portfolio.

..   Statement of Operations - displays the components of the Portfolio's investment income and provides a detailed look at the Portfolio's expenses. The Statement of Operations also lists the aggregate change in value of the Portfolio's securities due to market fluctuations and security sales.

..   Statements of Changes in Net Assets - compares Portfolio information from the prior period to the current period. Specifically, it details shareholder distributions, aggregate realized gains and losses, and the change in net assets from the beginning of the period to the end of the period.

..   Financial Highlights - include the Portfolio's expense ratios, net asset values, total returns, distributions per share, and turnover ratios for the current period and the last five years.

..   Notes to Financial Statements - provide additional information on fees, a summary of significant accounting policies, a list of affiliated transactions, and a summary of purchases and sales of securities.

..   Fund Management Table - lists information regarding BlackRock Funds'
    Trustees and Officers.

     At BlackRock, we maintain an unwavering commitment to placing our clients first and we value the trust you have placed in us. We hope you find the report informative, and we thank you for making BlackRock part of your investment strategy. Should you have questions concerning this report, please contact your financial advisor or contact us at 1-800-441-7762 or visit us at
www.blackrock.com/funds.

Sincerely,

[GRAPHIC APPEARS HERE]

Anne Ackerley
Managing Director
BlackRock Advisors,Inc.

                                                                               1

                         BlackRock Exchange Portfolio

Total Net Assets (9/30/05): $292.5 million

Performance Benchmark:
     S&P 500(R) Index

Investment Approach:
     Seeks long-term growth of capital and consequent long-term growth of income by investing largely in a diversified and supervised Portfolio of common stocks, or securities convertible into common stocks, believed by management to have growth potential over the years. In pursuing the Portfolio's investment objective, the management team seeks to minimize the recognition of capital gains.

Recent Portfolio Management Activity:
     .    On January 31, 2005, BlackRock, Inc., the parent of BlackRock
Advisors, Inc. (BAI), acquired SSRM Holdings, Inc., the parent of State Street
Research & Management Company (SSRM), the investment adviser to the State Street
Research mutual funds. In connection with the transaction, the BlackRock
Exchange Portfolio (the Portfolio) reorganized with the State Street Research
Exchange Fund (the SSR Fund). The SSR Fund transferred substantially all of its assets and liabilities to the Portfolio in exchange for shares of the Portfolio, which were then distributed to the SSR Fund shareholders. For periods prior to
January 31, 2005, the performance information shown reflects the performance of the SSR Fund, which had substantially similar investment goals and strategies as the Portfolio.

     .    The Portfolio underperformed the benchmark for the annual period.

     .    U.S. equity markets posted solid gains during the annual period.
Equity markets rallied in the final quarter of 2004, but have provided mixed results thus far in 2005. Investors continue to exhibit caution, as worries over oil prices, interest rates and economic growth remain in the spotlight.
Nevertheless, the S&P 500(R) Index managed to produce double digit gains, rising
12.25% over the one year period. Within the Portfolio's benchmark, the S&P
500(R) Index, all major sectors were in positive territory. However, the energy sector was the primary driver of total return as energy prices climbed significantly. Other sector leaders included information technology and utilities.

     .    Security selection was the major driver of the Portfolio's underperformance relative to its benchmark. In particular, weakness in the energy, consumer staples and information technology ("IT") sectors had a negative impact on performance. Security selection in industrials and telecommunication services aided performance during the period. Overall, sector allocation was positive, and the Portfolio's overweight to the strong performing energy sector aided returns.

     .    Results within the energy sector were somewhat mixed. The Portfolio produced strong absolute gains within the energy sector, buoyed by our overweight to the sector. However, security selection had a negative impact on the Portfolio. Stocks within both the oil and gas and the energy equipment and services industries tended to underperform those within the benchmark.

     .    Our exposure in the consumer staples sector detracted from performance. In particular, security selection within both the beverages and the food and staples retailing industries hampered relative returns. Most notably, positions in Anheuser-Busch and Wal-Mart contributed to relative underperformance. Holdings in the computers and peripherals and the IT services industries created a drag on returns within information technology.

     .    In contrast, both the industrials and telecommunication sectors delivered strong relative gains. Strength in both our aerospace and defense and machinery holdings boosted returns. Key contributors in the industrials sector were Boeing and Caterpillar, while Verizon was a key contributor in telecommunication services.

     .    At the end of the annual period, relative to the S&P 500(R), the
Portfolio was overweight in the consumer staples, energy, and health care sectors and was underweight in the consumer discretionary, utilities and financials sectors.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE EXCHANGE PORTFOLIO
                AND THE S&P 500(R) INDEX FOR THE PAST TEN YEARS.

                                  [LINE CHART]

            Exchange Portfolio     S&P 500(R) Index
            ------------------     ----------------
09/30/1995       $ 10,000              $ 10,000
12/31/1995         10,580                10,602
03/31/1996         11,451                11,171
06/30/1996         11,914                11,673
09/30/1996         12,474                12,033
12/31/1996         13,337                13,036
03/31/1997         13,768                13,386
06/30/1997         16,423                15,723
09/30/1997         17,288                16,901
12/31/1997         17,566                17,386
03/31/1998         19,874                19,811
06/30/1998         20,856                20,465
09/30/1998         18,640                18,429
12/31/1998         22,501                22,354
03/31/1999         24,227                23,468
06/30/1999         25,852                25,122
09/30/1999         24,259                23,554
12/31/1999         26,685                27,058
03/31/2000         26,889                27,679
06/30/2000         26,274                26,944
09/30/2000         26,188                26,683
12/31/2000         25,583                24,595
03/31/2001         22,100                21,679
06/30/2001         22,993                22,948
09/30/2001         20,475                19,580
12/31/2001         22,934                21,672
03/31/2002         23,542                21,732
06/30/2002         20,228                18,820
09/30/2002         17,228                15,569
12/31/2002         18,627                16,882
03/31/2003         18,302                16,351
06/30/2003         20,500                18,868
09/30/2003         20,856                19,367
12/31/2003         22,519                21,725
03/31/2004         22,938                22,093
06/30/2004         23,223                22,473
09/30/2004         22,881                22,053
12/31/2004         24,236                24,089
03/31/2005         23,575                23,572
06/30/2005         24,006                23,894
09/30/2005         24,981                24,756

                      For period ending September 30, 2005

              Exchange Portfolio - Average Annual Return
           1 Year         3 Year         5 Year        10 Year
        ------------   -----------   -------------   ----------
           9.18%          13.17%         (0.94)%        9.58%

THE INCEPTION DATE OF THE PORTFOLIO WAS 12/17/76.

Past performance is not predictive of future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Although the holdings and sectors listed above were current as of the periods indicated, the Portfolio is actively managed and its composition will vary.

2

                         BlackRock Exchange Portfolio

FUND PROFILE

Top Ten Holdings (% of long-term investments)
Exxon Mobil Corp.                        6.8%
American Express Co.                     6.0
The Procter & Gamble Co.                 5.0
Target Corp.                             4.9
SLM Corp.                                4.3
General Electric Co.                     4.0
First Data Corp.                         3.7
Microsoft Corp                           3.5
Hewlett-Packard Co.                      3.5
Berkshire Hathaway, Inc. - Class B       3.5

                                       -----
     Total                              45.2%
                                       =====

Top Ten Industries (% of long-term investments)
Oil & Gas                               13.7%
Finance                                 11.7
Pharmaceuticals                         10.0
Computer & Office Equipment              8.1
Retail Merchandising                     7.2
Computer Software & Services             7.2
Soaps & Cosmetics                        5.0
Aerospace                                5.0
Beverages & Bottling                     4.2
Manufacturing                            4.0
                                       -----
Total                                   76.1%
                                       =====

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2005 to September 30,
2005.

The information under "Actual Expenses," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period", to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Expenses" provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption/exchange fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                                               Hypothetical Expenses
                                                         Actual Expenses    (5% return before expenses)
                                                        -----------------   ---------------------------
                                                         BlackRock Class          BlackRock Class
                                                        -----------------   ---------------------------
Beginning Account Value (4/01/05)                         $   1,000.00             $   1,000.00
Ending Account Value (9/30/05)                                1,059.80                 1,021.95
Expenses Incurred During Period (4/01/05 - 9/30/05)               3.10                     3.05

For the BlackRock share class of the Portfolio, expenses are equal to the annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                                                                               3

                                BlackRock Funds

                            STATEMENT OF NET ASSETS
                          BLACKROCK EXCHANGE PORTFOLIO

As of September 30, 2005

                                         Number
                                       of Shares         Value
                                      -----------    --------------
COMMON STOCKS -- 99.3%
Aerospace -- 5.0%
  The Boeing Co.                         131,800      $  8,955,810
  General Dynamics Corp.                  46,500         5,559,075
                                                      ------------
                                                        14,514,885
                                                      ------------
Banks -- 1.5%
  J.P. Morgan Chase & Co., Inc.          124,728         4,232,021
                                                      ------------
Beverages & Bottling -- 4.1%
  Anheuser-Busch Cos., Inc.              192,315         8,277,237
  The Coca-Cola Co.                       87,735         3,789,275
                                                      ------------
                                                        12,066,512
                                                      ------------
Computer & Office Equipment -- 8.0%
  Dell, Inc.(b)                          170,500         5,831,100
  Hewlett-Packard Co.                    349,270        10,198,684
  International Business Machines Corp.   92,371         7,410,002
                                                      ------------
                                                        23,439,786
                                                      ------------
Computer Software & Services -- 7.2%
  First Data Corp.                       266,480        10,659,200
  Microsoft Corp.                        399,890        10,289,170
                                                      ------------
                                                        20,948,370
                                                      ------------
Conglomerates -- 3.4%
  Berkshire Hathaway, Inc. - Class B(b)    3,687        10,069,197
                                                      ------------
Electronics -- 2.0%
  Agilent Technologies, Inc.(b)           29,749           974,280
  Intel Corp.                            200,000         4,930,000
                                                      ------------
                                                         5,904,280
                                                      ------------
Finance -- 11.6%
  American Express Co.                   305,626        17,555,158
  Fannie Mae                              88,105         3,948,866
  SLM Corp.                              233,200        12,508,848
                                                      ------------
                                                        34,012,872
                                                      ------------
Food & Agriculture -- 0.1%
  General Mills, Inc.                      8,497           409,555
                                                      ------------
Insurance -- 2.3%
  American International Group, Inc.     106,800         6,617,328
                                                      ------------
Machinery & Heavy Equipment -- 2.5%
  Caterpillar, Inc.                      124,256         7,300,040
                                                      ------------
Manufacturing -- 4.0%
  General Electric Co.                   344,970        11,615,140
                                                      ------------
Medical & Medical Services -- 3.4%
  Medco Health Solutions, Inc.(b)         11,124           609,929
  Millipore Corp.(b)                     150,000         9,433,500
                                                      ------------
                                                        10,043,429
                                                      ------------
Medical Instruments & Supplies -- 3.8%
  Johnson & Johnson                      124,195         7,859,060
  Medtronic, Inc.                         60,000         3,217,200
                                                      ------------
                                                        11,076,260
                                                      ------------
Oil & Gas -- 13.6%
  BP PLC                                 131,321         9,304,093
  Exxon Mobil Corp.                      312,469        19,854,280
  Schlumberger Ltd.                      109,238         9,217,502
  Transocean, Inc.(b)                     21,148         1,296,584
                                                      ------------
                                                        39,672,459
                                                      ------------
Pharmaceuticals -- 9.9%
  AstraZeneca PLC - ADR                   76,000         3,579,600
  Merck & Co., Inc.                       83,999         2,285,613
  Novartis AG - ADR                      185,384         9,454,584
  Pfizer, Inc.                           280,383         7,001,163
  Wyeth                                  145,544         6,734,321
                                                      ------------
                                                        29,055,281
                                                      ------------
Retail Merchandising -- 7.2%
  Target Corp.                           273,222        14,188,418
  Wal-Mart Stores, Inc.                  154,700         6,778,954
                                                      ------------
                                                        20,967,372
                                                      ------------
Soaps & Cosmetics -- 5.0%
  The Procter & Gamble Co.               246,400        14,650,944
                                                      ------------
Telecommunications -- 2.8%
  Vodafone Group PLC - SP ADR            309,500         8,037,715
                                                      ------------
Tobacco -- 1.9%
  Altria Group, Inc.                      77,000         5,675,670
                                                      ------------
TOTAL COMMON STOCKS
  (Cost $89,989,239)                                   290,309,116
                                                      ------------
SHORT TERM INVESTMENTS -- 0.7%
  Galileo Money Market Fund
  (Cost $2,110,964)                    2,110,964         2,110,964
                                                      ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $92,100,203(a))                                292,420,080
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.0%                                       96,013
                                                      ------------
NET ASSETS -- 100.0%                                  $292,516,093
                                                      ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  BLACKROCK SHARE
  ($292,516,093/548,167)                                  $ 533.63
                                                          ========

----------
(a) Cost for Federal income tax purposes is $85,523,957. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

      Gross unrealized appreciation                   $208,418,553
      Gross unrealized depreciation                     (1,522,430)
                                                      ------------
                                                      $206,896,123
                                                      ============

(b) Non-income producing security.

          KEY TO INVESTMENT ABBREVIATIONS

  ADR     American Depository Receipts
  PLC     Public Limited Co.
  SP      Sponsored

See accompanying notes to financial statements.

4

                                BlackRock Funds

                            STATEMENT OF OPERATIONS
                          BLACKROCK EXCHANGE PORTFOLIO

                                                                       For the             For the
                                                                  Nine Months Ended       Year Ended
                                                                       9/30/05             12/31/04
                                                                 -------------------   ---------------
Investment income:
 Interest ....................................................      $     51,236        $     38,550
 Dividends and reclaims ......................................         3,581,524           6,333,137
 Foreign taxes witheld .......................................           (24,636)            (79,760)
 Security lending income .....................................                --               2,665
                                                                    ------------        ------------
   Total investment income ...................................         3,608,124           6,294,592
                                                                    ------------        ------------
Expenses:
 Investment advisory fee .....................................         1,082,951           1,515,452
 Administration fee ..........................................           240,497             108,870
 Printing fee ................................................            71,122               9,300
 Legal and audit fee .........................................            50,417              53,021
 Transfer agent fee ..........................................            34,693              11,810
 Custodian fee ...............................................            27,964              93,500
 Trustees' fees ..............................................             8,187              25,445
 Registration fees and expenses ..............................             3,578                  --
 Other .......................................................            15,586              28,638
                                                                    ------------        ------------
  Total expenses .............................................         1,534,995           1,846,036
                                                                    ------------        ------------
   Less investment advisory fees waived ......................          (156,407)                 --
   Less administration fees waived ...........................           (68,117)                 --
   Less transfer agent fee waived ............................            (2,496)                 --
   Less custodian fees waived ................................            (1,842)                 --
                                                                    ------------        ------------
  Net expenses ...............................................         1,306,133           1,846,036
                                                                    ------------        ------------
Net investment income ........................................         2,301,991           4,448,556
                                                                    ------------        ------------
Realized and unrealized gain (loss) on investments:
 Net increase from payment by affiliate ......................                --              98,840
 Net realized gain (loss) from:
  Investment transactions ....................................        (2,560,750)          4,097,700
  Redemption-in-kind transactions (Note C) ...................         8,537,884          22,587,741
                                                                    ------------        ------------
                                                                       5,977,134          26,685,441
                                                                    ------------        ------------
 Change in unrealized appreciation from:
  Investments ................................................           248,812          (9,213,483)
                                                                    ------------        ------------
Net gain on investments transactions .........................         6,225,946          17,570,798
                                                                    ------------        ------------
Net increase in net assets resulting from operations .........      $  8,527,937        $ 22,019,354
                                                                    ============        ============

See accompanying notes to financial statements.

                                                                               5

                                BlackRock Funds

                      STATEMENTS OF CHANGES IN NET ASSETS
                          BLACKROCK EXCHANGE PORTFOLIO

                                                                          For the          For the          For the
                                                                     Nine Months Ended    Year Ended       Year Ended
                                                                          9/30/05          12/31/04         12/31/03
                                                                    ------------------- ---------------- ----------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................    $   2,301,991     $   4,448,556    $   3,407,737
  Net increase from payment by affiliate (Note D) .................               --            98,840               --
  Net realized gain (loss) on investment transactions .............       (2,560,750)        4,097,700        4,576,085
  Net realized gain on redemption-in-kind transactions ............        8,537,884        22,587,741        7,674,460
  Change in unrealized appreciation (depreciation) on investments..          248,812        (9,213,483)      39,112,155
                                                                       -------------     -------------    -------------
  Net increase in net assets resulting from operations ............        8,527,937        22,019,354       54,770,437
                                                                       -------------     -------------    -------------
Distributions to shareholders from:
  Net investment income ...........................................       (1,671,755)       (4,387,534)      (3,497,110)
                                                                       -------------     -------------    -------------
Capital share transactions:
  Shares issued in reinvestment of dividends ......................          335,703           911,070          627,059
  Shares redeemed .................................................      (14,027,713)      (28,889,729)     (10,704,806)
                                                                       -------------     -------------    -------------
  Net decrease in net assets resulting from capital share
   transactions ...................................................      (13,692,010)      (27,978,659)     (10,077,747)
                                                                       -------------     -------------    -------------
  Total increase(decrease) in net assets ..........................       (6,835,828)      (10,346,839)      41,195,580
Net assets:
  Beginning of period .............................................      299,351,921       309,698,760      268,503,180
                                                                       -------------     -------------    -------------
  End of period ...................................................    $ 292,516,093     $ 299,351,921      309,698,760
                                                                       =============     =============    =============
End of period undistributed net investment income .................    $     691,258     $      61,022    $          --

See accompanying notes to financial statements.

6

                                BlackRock Funds

                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          For the          For the          For the
                                                                     Nine Months Ended    Year Ended       Year Ended
                                                                          9/30/05        12/31/04 /1/     12/31/03 /2/
                                                                    ------------------- -------------    -------------
Per share operating performance:
Net asset value, beginning of period ..............................      $  520.73        $  490.99        $  411.01
                                                                         ---------        ---------        ---------
 Net investment income ............................................           4.10/3/          7.61             5.40
 Net realized and unrealized gain (loss) on investments ...........          11.80            29.63            80.08
 Distributions from net investment income .........................          (3.00)           (7.50)           (5.50)
                                                                         ---------        ---------        ---------
 Net asset value, end of period ...................................      $  533.63        $  520.73        $  490.99
                                                                         =========        =========        =========
Total Return ......................................................           3.10%/5/         7.63%           20.89%
Ratios/Supplemental data
Net assets, end of period (in thousands) ..........................      $ 292,516        $ 299,352        $ 309,699
Ratio of expenses to average net assets ...........................           0.60%/6/         0.61%            0.59%
Ratio of expenses to average net assets (excluding waivers) .......           0.71%/6/         0.61%            0.59%
Ratio of net investment income to average net assets ..............           1.06%/6/         1.47%            1.20%
Ratio of net investment income to average net assets (excluding
 waivers) .........................................................           0.95%/6/         1.47%            1.20%
Portfolio turnover ................................................              -                4%               5%

                                                                           For the         For the          For the
                                                                         Year Ended       Year Ended       Year Ended
                                                                         12/31/02 /2/     12/31/01 /2/    12/31/00 /2/
                                                                       --------------   --------------   -------------
Per share operating performance:
Net asset value, beginning of period ..............................      $  511.71        $  575.76       $   616.80
                                                                         ---------        ---------       ----------
 Net investment income ............................................           4.74             4.22             4.75
 Net realized and unrealized gain (loss) on investments ...........        (100.64)          (64.02)          (41.19)/4/
 Distributions from net investment income .........................          (4.80)           (4.25)           (4.60)
                                                                         ---------        ---------       ----------
 Net asset value, end of period ...................................      $  411.01        $  511.71       $   575.76
                                                                         =========        =========       ==========
Total Return ......................................................         (18.78)%         (10.35)%          (4.13)
Ratios/Supplemental data
Net assets, end of period (in thousands) ..........................      $ 268,503        $ 367,640        $ 437,804
Ratio of expenses to average net assets ...........................           0.60%            0.57%            0.55%
Ratio of expenses to average net assets (excluding waivers) .......           0.60%            0.57%            0.55%
Ratio of net investment income to average net assets ..............           1.00%            0.81%            0.78%
Ratio of net investment income to average net assets (excluding
 waivers) .........................................................           1.00%            0.81%            0.78%
Portfolio turnover ................................................              3%               1%              11%

---------
/1/  During the year ended December 31, 2004, the Advisor reimbursed the
     Portfolio as part of an internal review regarding the use of fund brokerage commissions. These payments increased net realized and unrealized gain on investments per share by $0.17, and increased total return by 0.04%.
/2/  Audited by other auditors.
/3/  Calculated using the average shares outstanding method.
/4/  After provision for federal tax on retained capital gains of $11.01.
/5/  Not annualized.
/6/  Annualized.

See accompanying notes to financial statements.

                                                                               7

                                BlackRock Funds

                         NOTES TO FINANCIAL STATEMENTS

(A)  Organization

     BlackRock Funds(SM) (the "Fund") was organized on December 22, 1988 as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has 50 portfolios, one of which, the BlackRock Exchange Portfolio
(the "Portfolio"), is included in these financial statements. The Portfolio is authorized to issue an unlimited number of shares with a par value of $0.001.

     Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.
However, based on experience, the Fund considers the risk of loss from such claims to be remote.

(B)  Fund Reorganization

     On January 31, 2005, BlackRock, Inc., the parent of BlackRock Advisors,
Inc. ("BlackRock"), acquired SSRM Holdings, Inc., the parent of State Street
Research & Management Co. ("SSRM"), the investment adviser to the former State
Street Research mutual funds. In connection with the transaction, the BlackRock
Exchange Portfolio reorganized with the State Street Research Exchange Fund.

     On January 31, 2005, the BlackRock Exchange Portfolio acquired all of the assets and certain stated liabilities of the State Street Research Exchange
Fund. The reorganization was pursuant to an Agreement and Plan of
Reorganization, which was approved by the State Street Research shareholders on
January 25, 2005. In connection with the reorganization, the BlackRock Exchange
Portfolio inherited the accounting and performance history of the State Street
Research Exchange Fund. Under the Agreement and Plan of Reorganization, 572,959
shares of the State Street Research Exchange Fund were exchanged for 572,959
BlackRock Class shares of the BlackRock Exchange Portfolio. The BlackRock
Exchange Portfolio commenced operations on this date as a result of this tax free reorganization.

     Included in the net assets from the State Street Research Exchange Fund was paid-in-capital of $84,329,708, undistributed net investment income of
$265,841, accumulated realized gain of $14,157,803 and net unrealized appreciation of $189,448,466. Total net assets as of January 28, 2005 were
$288,201,818.

     Accordingly, the information presented in the financial statements and related notes reflects operations of the predecessor State Street Research fund prior to January 31, 2005 and represents operations of the reorganized
BlackRock Fund following the consummation of the reorganization.

(C)  Summary of Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

     Investment Valuation -- Valuation of investments held by the Portfolio is as follows: investments traded on a national securities exchange or on the
NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; investments traded on a national securities exchange for which there were no sales on that day and investments traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser under the supervision of the Board of Trustees (the "Board")
determines such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value ("Fair Value Assets"). The investment adviser will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board.

     When determining the price for a Fair Value Asset, the investment advisor shall seek to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arms'-length transaction.
Fair value determinations shall be based upon all available factors that the advisor deems relevant.

8

                                BlackRock Funds

                   NOTES TO FINANCIAL STATEMENTS (Continued)

     Dividends to Shareholders -- Dividends from net investment income, which are recorded on the ex-dividend date, are declared and paid quarterly for the
Portfolio. Net realized short-term capital gains, if any, are distributed annually.  The Portfolio's current practice is to retain long-term capital gains and to pay Federal taxes thereon at corporate capital gain tax rates on behalf of the shareholders.

     Investment Transactions and Investment Income -- Investment transactions are accounted for on the trade date. The cost of investments sold and the related gain or loss thereon is determined by use of the specific identification method, generally high cost, for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis.
Discounts and premiums on debt securities are accreted or amortized, respectively, for book and tax purposes using the effective yield-to-maturity method over the term of the instrument. Dividends are recorded on the ex-dividend date.

     Repurchase Agreements -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price.
The agreements are conditioned upon the collateral being deposited under the
Federal Reserve book-entry system or held in a separate account by the
Portfolio's custodian or an authorized securities depository.

     Redemptions-In-Kind -- The fund transferred securities and cash due to redemptions-in-kind. For purposes of generally accepted accounting principles, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.
Gains and losses resulting from such redemptions in-kind are disclosed separately in the Statement of Operations.

     Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America
("generally accepted accounting principles") requires the use of management estimates. Actual results could differ from these estimates.

     Other -- Expenses that are directly related to the Portfolio are charged directly to the Portfolio.  Other operating expenses incurred by the Fund are prorated to the Portfolio on the basis of relative net assets.

(D)  Transactions with Affiliates and Related Parties

     Prior to January 31, 2005, the State Street Research Exchange Fund entered in an agreement with SSRM to provide management advisory, statistical and research facilities and services. Fees were earned monthly at the annual rate of 0.50% of the Portfolio's average net assets.

     Effective January 31, 2005, pursuant to an Investment Advisory Agreement,
BlackRock serves as investment advisor. BlackRock is an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc.  For its advisory services, BlackRock is entitled to receive fees computed daily and payable monthly at the annual rate of 0.50% of average daily net assets.

     The Portfolio's advisory fees were paid to BlackRock beginning January 31,
2005. Prior to that date the fees were paid to SSRM. See (Note B) above for more information on the fund reorganization.

     In the interest of limiting the expenses of the Portfolio, BlackRock and the Portfolio have entered into an annual expense limitation agreements. The agreement sets a limit on certain operating expenses of the Portfolio for the next year and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit. These expense limits apply to the aggregate expenses incurred (excluding: interest, taxes, brokerage commissions and other extraordinary expenses).

     BlackRock has contractually agreed to waive or reimburse fees or expenses until February 1, 2006, in order to limit expenses to 0.60% of average daily net assets.  This agreement is reviewed annually by the Fund's Board.

                                                                               9

                                BlackRock Funds

                   NOTES TO FINANCIAL STATEMENTS (Continued)

     At September 30, 2005, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                                                  Total Waivers
            Expiring             Expiring          Subject to
        January 31, 2007     January 31, 2008     Reimbursement
       ------------------   ------------------   --------------
             $ 3,839             $ 220,685          $ 224,524

     Prior to January 31, 2005, the Portfolio paid SSRM for certain administrative costs incurred in providing other assistance and services to the
Portfolio.  The fee was based on actual costs allocated equally among the State
Street Research funds.  Effective January 31, 2005, PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., and
BlackRock act as co-administrators for the Portfolio. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the
Portfolio, at the following annual rates: 0.085% of the first $500 million,
0.075% of the next $500 million and 0.065% of assets in excess of $1 billion.
In addition, the Portfolio is charged an administration fee based on the following percentage of average daily net assets of each respective class:
0.035% of the first $500 million, 0.025% of the next $500 million and 0.015% of assets in excess of $1 billion.

     PFPC and BlackRock may, at their discretion, waive all or any portion of their administration fees for the Portfolio.

     Prior to January 31, 2005, State Street Bank and Trust Co. served as the
Portfolio's custodian and record keeper. Effective January 31, 2005, PFPC Trust
Co., an indirect subsidiary of The PNC Financial Services Group, Inc., serves as custodian for the Portfolio.  Prior to January 31, 2005, Boston Financial
Data Services, Inc. served as the State Street Research Funds' transfer agent.
Effective January 31, 2005, PFPC serves as transfer and dividend disbursing agent. The custodian and transfer agent have agreed to voluntarily waive a portion of their fees during the period. Prior to January 31, 2005, State
Street Research Service Center, a division of State Street Research Investment
Services, Inc., the State Street Research Funds' principal underwriter, provided certain shareholder services to the State Street Research Funds, such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the funds. For the month ended January 31,
2005, the State Street Research Exchange Fund paid $382 for these services.
Subsequent to January 31, 2005, BlackRock operated an Investor Service center on behalf of the fund.

     As of the fiscal year ended September 30, 2005, affiliated payables were as follows:

               PFPC/(1)/ ........................  $ 18,632
               BlackRock/(2)/ ...................   112,834

(1) - payables to PFPC are for Accounting, Administration, Custody and Transfer
      Agent services provided.
(2) - payables to BlackRock are for Advisory and Administration services provided.

     During the year ended December 31, 2004, SSRM conducted an internal review regarding the use of fund brokerage commissions in consideration of the distribution of shares. In connection with this review, SSRM determined to reimburse the fund the entire amount of any such identified brokerage commissions, and reviewed this matter with the Board of Trustees of the State
Street Research Fund. This amount is shown in the total amount of $98,840 as
"Net increase from payment by affiliate" on the Statements of Changes in Net
Assets.

(E)  Purchases and Sales of Securities

     For the nine months ended September 30, 2005, purchases and sales of securities, other than short-term investments and U.S. government securities, including $10,523,291  representing redemptions-in-kind, were $0 and
$13,852,503, respectively.  There were no purchases or sales of U.S. government securities for the nine months ended September 30, 2005.

10

                                BlackRock Funds

                   NOTES TO FINANCIAL STATEMENTS (Continued)

(F)  Capital Shares

     Transactions in capital shares for each period were as follows:

                                                                          For the           For the         For the
                                                                     Nine Months Ended     Year Ended      Year Ended
                                                                          9/30/05           12/31/04        12/31/03
                                                                    ------------------- --------------- ---------------
    Shares issued in reinvestment of dividends ....................            653             1,790           1,360
    Shares redeemed ...............................................        (27,354)/1/       (57,683)/2/     (23,879)/3/
                                                                           -------           -------         -------
    Net decrease ..................................................        (26,701)          (55,893)        (22,159)
                                                                           =======           =======         =======

----------
/1/  Including (20,440) representing redemptions-in-kind.
/2/  Including (55,646) representing redemptions-in-kind.
/3/  Including (19,964) representing redemptions-in-kind.

     On September 30, 2005, two shareholders held approximately 14% of the outstanding shares of the Portfolio.

(G)  At September 30, 2005, net assets consisted of:

       Capital paid-in ..........................................  $ 93,410,907
       End of period undistributed net investment income ........       691,258
       Accumulated net realized loss on investment transactions..    (1,905,949)
       Net unrealized appreciation on investment transactions ...   200,319,877
                                                                   ------------
                                                                   $292,516,093
                                                                   ============

(H)  Federal Tax Information

     No provision for Federal income taxes is necessary with respect to net investment income because it is the Portfolio's intention to qualify under
Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite income distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes. The Portfolio currently retains and designates as undistributable gains all of its taxable net long-term capital gains and pays federal income taxes thereon on behalf of the shareholders. The Portfolio has a tax year end of 12/31.

     Dividends from net investment income are determined in accordance with
U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States.
These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. The following permanent differences as of December
31, 2004, attributable to redemptions in-kind distributions and directed brokerage reimbursement adjustments, which for tax purposes, are not available to offset future income, were reclassified to the following accounts:

           Increase         Increase (Decrease)     Increase (Decrease)
         (Decrease)in         Accumulated Net        Undistributed Net
       Paid in-Capital     Realized Gain (Loss)      Investment Income
      -----------------   ----------------------   --------------------
       $   21,804,809         $  (21,705,969)           $  (98,840)

     The estimated tax character of distributions paid during the period ended
September 30, 2005 and the years ended December 31, 2004 and December 31, 2003, respectively, were as follows:

                                                Ordinary
                                                 Income
                                             --------------
        09/30/05 ...........................  $  1,671,755
        12/31/04 ...........................     4,387,534
        12/31/03 ...........................    (3,497,110)

                                                                              11

                                BlackRock Funds

                   NOTES TO FINANCIAL STATEMENTS (Concluded)

     As of September 30, 2005, the estimate tax components of distributable earnings/(accumulated losses) were as follows:

                    Undistributed          Accumulated
                       Ordinary              Capital
                        Income                Losses
                   ---------------      -----------------
                     $   691,258          $  (1,905,949)

     As of December 31, 2004, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

                            Expiring December 31
              ------------------------------------------------
                   2009             2010             Total
              --------------   --------------   --------------
               $   770,500      $ 7,112,583      $ 7,883,083

12

                                BlackRock Funds

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
BlackRock Funds:

We have audited the accompanying statement of net assets of the Exchange
Portfolio [one of the fifty portfolios constituting BlackRock Funds (the
"Fund"), the "Portfolio"] (formerly "State Street Exchange Fund"), as of
September 30, 2005 and the related statement of operations for the period
January 1, 2005 through September 30, 2005 and the year ended December 31,
2004, the statement of changes in net assets for the period then ended and the years ended December 31, 2004 and December 31, 2003, and the financial highlights for the period then ended and for the years ended December 31, 2004 and December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Portfolio for the years ended December
31, 2002, December 31, 2001 and December 30, 2000 were audited by other auditors whose report, dated February 12, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Portfolio as of September 30, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Philadelphia, Pennsylvania
November 25, 2005

                                                                              13

                                BlackRock Funds

                          FUND MANAGEMENT (Unaudited)

Information pertaining to the Trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (888) 825-2257. Institutional and service share class investors should call (800) 441-7450.

                                                                                         Number of
                                       Term of                                           Portfolios                      Total Fund
                                     Office/(1)/                                          in Fund          Other        Compensation
                         Position(s)  and Length                                         Complex/(2)/  Directorships      for the
    Name, Address and     Held with    of Time            Principal Occupation(s)         Overseen        Held by       Year Ending
           Age              Fund       Served             During Past Five Years         by Trustee       Trustee         9/30/05
------------------------------------------------------------------------------------------------------------------------------------
                                                     INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis/(3)/    Trustee     Since 2005  Managing Director, BlackRock, Inc.           55       None                  N/A
BlackRock, Inc.                                  (since 2005); Chief Executive Officer,   (includes
40 E. 52nd Street                                State Street Research &                      50
New York, NY 10022                               Management Company (2000-2005);          Portfolios
Age: 59                                          Chairman of the Board of Trustees,      of the Fund
                                                 State Street Research mutual funds         and 5
                                                 ("SSR Funds") (2000-2005); Senior        Portfolios
                                                 Vice President, Metropolitan Life            of
                                                 Insurance Company (1999-2000);           BlackRock
                                                 Chairman, SSR Realty (2000-2004).           Bond
                                                                                          Allocation
                                                                                            Target
                                                                                           Shares)
------------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink/(4)/    Trustee     Since 2000  Director, Chairman and Chief                 55       Director,             N/A
BlackRock, Inc.                                  Executive Officer of BlackRock, Inc.     (includes    BlackRock,
40 E. 52nd Street                                since its formation in 1998 and of           50       Inc.
New York, NY 10022                               BlackRock, Inc.'s predecessor            Portfolios
Age: 52                                          entities since 1988; Chairman of the    of the Fund
                                                 Management Committee; formerly,            and 5
                                                 Managing Director of the First           Portfolios
                                                 Boston Corporation, Member of its            of
                                                 Management Committee, Co-head of         BlackRock
                                                 its Taxable Fixed Income Division           Bond
                                                 and Head of its Mortgage and Real        Allocation
                                                 Estate Products Group; Chairman of         Target
                                                 the Board of Nomura BlackRock             Shares)
                                                 Asset Management and several of
                                                 BlackRock's alternative investment
                                                 vehicles; Director of several of
                                                 BlackRock's offshore funds;
                                                 Co-Chairman of the Board of
                                                 Trustees of Mount Sinai-NYU;
                                                 Co-Chairman of the Board of
                                                 Trustees of NYU Hospitals Center;
                                                 member of the Board of Trustees of
                                                 NYU; member of the Board of
                                                 Executives of the New York Stock
                                                 Exchange, and Trustee of the
                                                 American Folk Art Museum.
------------------------------------------------------------------------------------------------------------------------------------

14

                                 BlackRock Funds

                     FUND MANAGEMENT (Unaudited) (Continued)

                                                                                          Number of
                                       Term of                                           Portfolios                      Total Fund
                                     Office/(1)/                                          in Fund          Other        Compensation
                         Position(s)  and Length                                          Complex/(2)/  Directorships      for the
    Name, Address and     Held with    of Time            Principal Occupation(s)         Overseen        Held by       Year Ending
           Age              Fund       Served             During Past Five Years         by Trustee       Trustee         9/30/05
------------------------------------------------------------------------------------------------------------------------------------
                                                     DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Bruce R. Bond            Trustee     Since 2005  Retired; Trustee and member of the           55       Director,        $ 84,600
c/o BlackRock Funds                              Governance Committee, SSR Funds          (includes    Avaya, Inc.
100 Bellevue Parkway                             (1997-2005).                                50        (information
Wilmington, DE 19809                                                                      Portfolios   technology).
Age: 59                                                                                  of the Fund
                                                                                            and 5
                                                                                          Portfolios
                                                                                              of
                                                                                          BlackRock
                                                                                             Bond
                                                                                          Allocation
                                                                                            Target
                                                                                           Shares)
------------------------------------------------------------------------------------------------------------------------------------
Peter S. Drotch          Trustee     Since 2005  Retired; Trustee and member of the           55       Director,        $ 84,600
c/o BlackRock Funds                              Audit Committee, SSR Funds               (includes    First
100 Bellevue Parkway                             (2003-2005); Partner, Pricewater-            50       Marblehead
Wilmington, DE 19809                             houseCoopers LLP (accounting firm)       Portfolios   Corp.
Age: 64                                          (1964-2000).                            of the Fund   (student loan
                                                                                            and 5      processing
                                                                                          Portfolios   and
                                                                                              of       securitization);
                                                                                          BlackRock    Trustee,
                                                                                             Bond      University of
                                                                                          Allocation   Connecticut;
                                                                                            Target     Trustee,
                                                                                           Shares)     Huntington
                                                                                                       Theatre.
------------------------------------------------------------------------------------------------------------------------------------
Honorable Stuart E.      Trustee and Since 2001  Partner, Covington & Burling (law            55       Director, Mirant $130,100
Eizenstat Covington      Chairman of             firm) (2001-Present); Deputy             (includes    Corporation;
& Burling                the                     Secretary of the Treasury                    50       Advisory
1201 Pennsylvania        Nominating              (1999-2001); Under Secretary of          Portfolios   Board member,
Avenue, NW               Committee               State for Economic, Business and        of the Fund   The Coca-Cola
Washington, DC 20004                             Agricultural Affairs (1997-1999);          and 5      Company;
Age: 62                                          Under Secretary of Commerce for          Portfolios   Advisory Board
                                                 International Trade (1996-1997);             of       member, Group
                                                 U.S. Ambassador to the European          BlackRock    Menatep;
                                                 Union (1993-1996); Chairman,                Bond      Advisory
                                                 International Board of Governors,        Allocation   Board member, BT
                                                 Weizmann Institute of Science.             Target     Americas.
                                                                                           Shares)
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hernandez      Trustee,    Since 1996  Retired; Director (1991-2001), Vice          55       Lead Director,   $140,100
c/o BlackRock Funds      Vice                    Chairman and Chief Financial             (includes    ACE Limited
100 Bellevue Parkway     Chairman of             Officer (1994-2001), Executive Vice          50       insurance
Wilmington, DE 19809     the Board               President-Accounting and Finance         Portfolios   company);
Age: 61                  and                     and Chief Financial Officer             of the Fund   Director and
                         Chairman of             (1991-1994), USX Corporation (a            and 5      Chairman of the
                         the Audit               diversified company principally          Portfolios   Board, RTI
                         Committee               engaged in energy and steel                  of       International
                                                 businesses).                             BlackRock    Metals, Inc.:
                                                                                             Bond      Director,
                                                                                          Allocation   Eastman Chemical
                                                                                            Target     Company.
                                                                                           Shares)
------------------------------------------------------------------------------------------------------------------------------------

                                                                              15

                                 BlackRock Funds

                     FUND MANAGEMENT (Unaudited) (Continued)

                                                                                         Number of
                                       Term of                                           Portfolios                      Total Fund
                                     Office/(1)/                                          in Fund          Other        Compensation
                         Position(s)  and Length                                         Complex/(2)/  Directorships      for the
    Name, Address and     Held with    of Time            Principal Occupation(s)         Overseen        Held by       Year Ending
           Age              Fund       Served             During Past Five Years         by Trustee       Trustee         9/30/05
------------------------------------------------------------------------------------------------------------------------------------
Dr. Matina Horner        Trustee and Since 2004   Retired; Executive Vice President            55      Chair of the     $104,550
c/o BlackRock Funds      Chairperson              of Teachers Insurance and Annuity        (includes   Board of
100 Bellevue Parkway     of the                   Association and College Retirement           50      the
Wilmington, DE 19809     Governance               Equities Fund (TIAA-CREF)                Portfolios  Massachusetts
Age: 66                  Committee                (1989-2003).                           of the Fund   General Hospital
                                                                                             and 5     Health Institute
                                                                                           Portfolios  of Professions;
                                                                                               of      Chair of the
                                                                                           BlackRock   Board of the
                                                                                              Bond     Greenwall
                                                                                           Allocation  Foundation;
                                                                                             Target    Trustee, Century
                                                                                            Shares)    Foundation
                                                                                                       (formerly
                                                                                                       The Twentieth
                                                                                                       Century
                                                                                                       Fund); Director,
                                                                                                       N STAR
                                                                                                       (formerly called
                                                                                                       Boston Edison);
                                                                                                       Director, The
                                                                                                       Neiman
                                                                                                       Marcus Group;
                                                                                                       Honorary
                                                                                                       Trustee,
                                                                                                       Massachusetts
                                                                                                       General Hospital
                                                                                                       Corporation.
------------------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt          Trustee     Since 2005   President, Founders Investment Ltd.          55      Director,        $ 84,600
c/o BlackRock Funds                               (private investments) (since 1999);      (includes   A.P. Pharma,
100 Bellevue Parkway                              Trustee, SSR Funds (1993-2003).              50      Inc.
Wilmington, DE 19809                                                                       Portfolios
Age: 67                                                                                   of the Fund
                                                                                             and 5
                                                                                           Portfolios
                                                                                               of
                                                                                           BlackRock
                                                                                              Bond
                                                                                           Allocation
                                                                                             Target
                                                                                            Shares)
------------------------------------------------------------------------------------------------------------------------------------
David R. Wilmerding, Jr. Trustee and Since 1996   Chairman, Wilmerding & Associates,           56      None             $135,100
c/o BlackRock Funds      Chairperson              Inc. (investment advisers) (since        (includes
100 Bellevue Parkway     of the                   1989); Chairman, Coho Partners,              50
Wilmington, DE 19809     Board                    Ltd. (investment advisers) (since        Portfolios
Age: 70                                           2003); Director, Beaver Management      of the Fund,
                                                  Corporation (land management            5 Portfolios
                                                  corporation); Managing General               of
                                                  Partner, Chestnut Street Exchange        BlackRock
                                                  Fund.                                       Bond
                                                                                           Allocation
                                                                                             Target
                                                                                           Shares and
                                                                                          1 Portfolio
                                                                                          of Chestnut
                                                                                             Street
                                                                                            Exchange
                                                                                          Fund, which
                                                                                           is managed
                                                                                               by
                                                                                           BlackRock
                                                                                           Financial
                                                                                           Management
                                                                                            Inc. and
                                                                                           BlackRock
                                                                                         Institutional
                                                                                           Management
                                                                                         Corporation.)
------------------------------------------------------------------------------------------------------------------------------------

16

                                BlackRock Funds

                    FUND MANAGEMENT (Unaudited) (Continued)

                                                    Term of                                                       Total Fund
                                                   Office/(5)/                                                   Compensation
                                   Position(s)     and Length                                                      for the
       Name, Address and            Held with       of Time                 Principal Occupation(s)              Year Ending
              Age                     Fund           Served                 During Past Five Years                 9/30/05
------------------------------------------------------------------------------------------------------------------------------
                                                 OFFICERS WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------
Anne Ackerley                   Vice President    Since 2003   Managing Director, BlackRock, Inc. (since May         N/A
BlackRock, Inc.                                  (previously   2000); First Vice President and Operating
40 E. 52nd Street                                 served as    Officer, Mergers and Acquisitions Group
New York, NY 10022                                Assistant    (1997-2000), First Vice President and Operating
Age: 43                                           Secretary    Officer, Public Finance Group (1995-1997), and
                                                   since       First Vice President, Emerging Markets Fixed
                                                   2000)       Income Research (1994-1995), Merrill Lynch &
                                                               Co.
---------------------------------------------------------------------------------------------------------------------------
Edward Baer                     Assistant         Since 2005   Director and Senior Counsel of BlackRock, Inc.        N/A
BlackRock, Inc.                 Secretary                      (since 2004); Associate, Willkie Farr &
40 E. 52nd Street                                              Gallagher LLP (2000-2004); Associate, Morgan
New York, NY 10022                                             Lewis & Bockius LLP (1995-2000).
Age: 37
---------------------------------------------------------------------------------------------------------------------------
Bart Battista                   Chief             Since 2004   Chief Compliance Officer and Anti-Money          $368,547
BlackRock, Inc.                 Compliance                     Laundering Compliance Officer of BlackRock,
40 E. 52nd Street               Officer and                    Inc. (since 2004); Managing Director (since
New York, NY 10022              Anti-Money                     2003), and Director (1998-2002) of BlackRock,
Age: 46                         Laundering                     Inc.; Compliance Officer at Moore Capital
                                Compliance                     Management (1995-1998).
                                Officer
---------------------------------------------------------------------------------------------------------------------------
Ellen L. Corson                 Assistant         Since 1998   Senior Director and Vice President of Fund            N/A
PFPC Inc.                       Treasurer                      Accounting and Administration, PFPC Inc.
103 Bellevue Parkway                                           (since 2003); Vice President and Director of
Wilmington, DE 19809                                           Mutual Fund Accounting and Administration,
Age: 41                                                        PFPC Inc. (since November 1997); Assistant
                                                               Vice President, PFPC Inc. (March
                                                               1997-November 1997); Senior Accounting
                                                               Officer, PFPC Inc. (March 1993-March 1997).
---------------------------------------------------------------------------------------------------------------------------
Henry Gabbay                    President         Since 2005   Managing Director, BlackRock, Inc. (since             N/A
BlackRock, Inc.                                                1989).
40 E. 52nd Street
New York, NY 10022
Age: 57
---------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan               Secretary         Since 1997   Managing Director and Senior Counsel (since           N/A
BlackRock Advisors, Inc.                                       January 2005), Director and Senior Counsel
100 Bellevue Parkway                                           (2001-2004) and Vice President and Senior
Wilmington, DE 19809                                           Counsel (1998-2000), BlackRock Advisors,
Age: 46                                                        Inc.; Senior Counsel, PNC Bank Corp. May
                                                               1995-April 1998).
---------------------------------------------------------------------------------------------------------------------------
William McGinley                Treasurer         Since 2005   Managing Director of BlackRock, Inc. (since           N/A
BlackRock, Inc.                                                2004); Partner, PricewaterhouseCoopers LLP
100 Bellevue Parkway                                           (1990-2004).
Wilmington, DE 19809
Age: 38
---------------------------------------------------------------------------------------------------------------------------
Vincent Tritto                  Assistant         Since 2003   Managing Director and Assistant Secretary             N/A
BlackRock, Inc.                 Secretary                      (since January 2005) and Director and Senior
40 E. 52nd Street                                              Counsel (2002-2004) of BlackRock, Inc.
New York, NY 10022                                             Executive Director (2000-2002) and Vice
Age: 44                                                        President (1998-2000), Morgan Stanley & Co.
                                                               Incorporated and Morgan Stanley Asset
                                                               Management Inc. and officer of various Morgan
                                                               Stanley-sponsored investment vehicles:
                                                               Counsel (1998); Associate (1988-1997),
                                                               Rogers & Wells LLP, New York, NY.
---------------------------------------------------------------------------------------------------------------------------

                                                                              17

                                BlackRock Funds

                    FUND MANAGEMENT (Unaudited) (Concluded)

(1)  Each Trustee holds office for an indefinite term until the earlier of (1)
     the next meeting of shareholders at which Trustees are elected and until his or her successor is elected and qualified and (2) such time as such
     Trustee resigns or his or her term as a Trustee is terminated in accordance with the Fund's code of regulations and Declaration of Trust.
(2)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, that have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
(3)  Mr. Davis is an interested person of the Fund due to his position at
     BlackRock, Inc.
(4)  Mr. Fink is an interested person of the Fund due to his position at
     BlackRock, Inc.
(5)  Each officer holds office for an indefinite term until the earlier of (1)
     the next meeting of trustees at which his or her successor is appointed and
     (2) such time as such officer resigns or his or her term as an officer is terminated in accordance with the Fund's code of regulations and
     Declaration of Trust.

18

                                BlackRock Funds

                       ADDITIONAL INFORMATION (Unaudited)

(A)  A proxy statement was sent to shareholders of all portfolios of the Fund asking them to consider and vote upon the election of nine trustees to the
     Board of Trustees of the Fund (the "Board"). Five of the nine nominees were already serving as trustees of the Fund and the additional nominees had previously served as trustees of the State Street Research Funds. Due to the increased size and complexity of the Fund resulting from the reorganization with the State Street Research Funds, and an increase in the responsibilities of boards of trustees of funds generally, the Board believed it was in the best interest of the Fund to increase the size of the Board. On April 29, 2005, the special meeting of shareholders was held, at which all of the nominees included in the proxy were duly elected to the
     Board.

     The votes for the election of trustees were as follows:

                                              Affirmative    Negative
                                            --------------- ----------
        Bruce R. Bond ....................   3,006,153,475  9,427,152
        Richard S. Davis .................   3,006,504,966  9,075,661
        Peter S. Drotch ..................   3,006,391,368  9,189,259
        Stuart E. Eizenstat ..............   3,005,972,578  9,608,049
        Laurence D. Fink .................   3,006,652,923  8,927,704
        Robert M. Hernandez ..............   3,006,095,141  9,485,487
        Dr Matina Horner .................   3,005,916,103  9,664,525
        Toby Rosenblatt ..................   3,006,157,679  9,422,948
        David R. Wilmerding, Jr. .........   3,006,022,868  9,557,759

(B)  The Fund's Audit Committee approved engaging Deloitte & Touche LLP as the independent registered public accounting firm to audit the Fund's financial statements for fiscal year 2006. A majority of the Fund's Board of
     Trustees, including a majority of the independent Trustees, approved the appointment of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the Fund's fiscal 2006 audit on November 29,
     2005, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

(C)  As previously disclosed, BlackRock has received subpoenas from various federal and state governmental and regulatory authorities and various information requests from the Securities and Exchange Commission in connection with ongoing industry-wide investigations of mutual fund matters.

                                                                              19

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                BlackRock Funds

Investment Adviser
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Custodian
     PFPC Trust Co.
     Philadelphia, Pennsylvania 19153

Co-Administrator and Transfer Agent
     PFPC Inc.
     Wilmington, Delaware 19809

Distributor
     BlackRock Distributors, Inc.
     King of Prussia, Pennsylvania 19406

Co-Administrator
     BlackRock Advisors, Inc.
     Wilmington, Delaware 19809

Counsel
     Simpson Thacher & Bartlett LLP
     New York, New York 10017

Independent Registered Public Accounting Firm
     Deloitte & Touche LLP
     Philadelphia, Pennsylvania 19103

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-441-7762, or on the website of the Securities and Exchange Commission (the "Commission") at
http://www.sec.gov.

Information on how proxies relating to the Fund's voting securities were voted
(if any) by BlackRock during the most recent 12-month period ended June 30th is available, upon request and without charge, by calling (800) 441-7762 or on the website of the Commission at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's
Form N-Q is available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington,
D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's Form N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by PNC Bank, National Association or any other bank and shares are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal
Reserve Board, or any other governmental agency. Investments in shares of the fund involve investment risks, including the possible loss of the principal amount invested.
                                                                       BlackRock
EX-ANN 11/05

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholders report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it has six audit committee financial experts serving on its audit committee, each of whom is an “independent” Trustee: Bruce R. Bond, Peter S. Drotch, Robert M. Hernandez, Dr. Matina Horner, Toby Rosenblatt and David R. Wilmerding. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $927,140 for the fiscal year ended September 30, 2005 and $812,050 for the fiscal year ended September 30, 2004.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were $182,200 for the fiscal year ended September 30, 2005 and $44,000 for the fiscal year ended September 30, 2004. The services were for security counts per Rule 17f-2 under the Investment Company Act of 1940 (the “1940 Act”).

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $202,100 for the fiscal year ended September 30, 2005 and $0 for the fiscal year ended September 30, 2004. The nature of these services was federal, state and local income and excise tax review and related advice and planning and miscellaneous tax advice.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were $17,500 for the fiscal year ended September 30, 2005 and $0 for the fiscal year ended September 30, 2004. These fees were related to the review and consent of the N-1A filings.

Audit Committee Pre-Approval Policies and Procedures

(e)(1) The Registrant has polices and procedures (the “Policy”) for the pre-approval by the Registrant’s Audit Committee of Audit, Audit-Related, Tax and Other Services (as each is defined in the Policy) provided by the Registrant’s independent auditor (the “Independent Auditor”) to the Registrant and other “Covered Entities” (as defined below). The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The amount of any such pre-approval is set forth in the appendices to the Policy (the “Service Pre-Approval Documents”). At its November meeting of each year, the Audit Committee will approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

For the purposes of the Policy, “Covered Services” means (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Registrant and (B) all engagements for non-audit services that directly impacted the operations and financial reporting or the Registrant to be provided by the Independent Auditor to any Covered Entity. “Covered Entities” means (1) BlackRock Advisors, Inc. (the “Advisor”) or (2) any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Registrant.

In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under the Policy to the Chairman of the Audit Committee (the “Chairman”). The Chairman shall report any pre-approval decisions under the Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. The Audit Committee may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

The terms and fees of the annual Audit services engagement for the Registrant are subject to the specific pre-approval of the Audit Committee. The Audit Committee (or the Chairman pursuant to delegated authority) will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Registrant structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Registrant not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Registrant and, to the extent they are Covered Services, the other Covered Entities or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

The Audit Committee believes that the Independent Auditor can provide Tax services to the Registrant and Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

All Other services that are covered and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the Registrant or the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the rules of the Securities and Exchange Commission (“SEC”) on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

(e)(2)	None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, the Advisor (except for any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant for each of the last two fiscal years were $1,631,850 for the fiscal year ended September 30, 2005 and $866,600 for the fiscal year ended September 30, 2004.

(h)

The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant’s Nominating Committee will consider nominees to the Board of Trustees recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the Registrant’s Secretary. There have been no material changes to these procedures.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded, as of that date, that the Registrant’s disclosure controls and procedures were reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Registrant in this Form N-CSR was accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s fourth fiscal quarter that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics attached as EX-99.CODE ETH.

(a)(2)	Certifications of Principal Executive and Financial Officers pursuant to Rule 30a-2(a) under the 1940 Act attached as EX-99.CERT.

(b)	Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) BLACKROCK FUNDSSM

By: (Signature and Title)	/S/ HENRY GABBAY
Henry Gabbay, President and Principal Executive Officer

Date	December 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/S/ HENRY GABBAY
Henry Gabbay, President and Principal Executive Officer

Date	December 8, 2005

By: (Signature and Title)	/S/ WILLIAM MCGINLEY
William McGinley, Treasurer and Principal Financial Officer

Date	December 8, 2005